AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 10, 2005.

SECURITIES ACT FILE NO. 333-

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

PRE-EFFECTIVE AMENDMENT NO. ☐

POST-EFFECTIVE AMENDMENT NO. ☐

SCUDDER INVESTMENTS VIT FUNDS

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

One South Street, Baltimore, MD 21202

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

410-895-5000

(REGISTRANT’S AREA CODE AND TELEPHONE NUMBER)

Daniel O. Hirsch

Scudder Investments VIT Funds

One South Street, Baltimore, MD 21202

(NAME AND ADDRESS OF AGENT FOR SERVICE)

WITH COPIES TO:

Burton M. Leibert, Esq.	Cathy G. O’Kelly, Esq.
Mary C. Carty, Esq.	David A. Sturms, Esq.
Willkie Farr & Gallagher LLP 787 Seventh Avenue	Vedder, Price, Kaufman & Kammholz, P.C.
New York, New York 10019-6099	222 North LaSalle Street
Chicago, Illinois 60601

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED:

Shares of Beneficial Interest ($0.001 par value) of the Registrant

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, as amended, pursuant to Section 24(f) under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith because of reliance upon Section 24(f).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

Questions & Answers

SVS Index 500 Portfolio

Scudder Variable Series II

Q&A

Q What is happening?

A Deutsche Asset Management (“DeAM”) has initiated a program to reorganize and merge selected funds within the Scudder fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge SVS Index 500 Portfolio (“SVS Index Portfolio”) into Scudder VIT Equity 500 Index Fund (“VIT Equity Index Fund”). SVS Index Portfolio and VIT Equity Index Fund are managed by the same portfolio management team. Both funds seek to achieve the same investment objective through similar types of investments.

After carefully reviewing the proposal, the Board of SVS Index Portfolio has determined that the merger is in the best interests of SVS Index Portfolio. The Board recommends that you vote for this proposal.

Q I am the owner of a variable life insurance policy or a variable annuity contract offered by my insurance company. I am not a shareholder of SVS Index Portfolio. Why am I being asked to vote on a proposal for shareholders of SVS Index Portfolio?

A You have previously directed your insurance company to invest certain proceeds relating to your variable life insurance policy and/or variable annuity contract (each a

Q&A continued

“Contract”) in SVS Index Portfolio. Although you receive gains, losses and income from this investment, your insurance company holds on your behalf any shares corresponding to your investment in SVS Index Portfolio. Thus, you are not the “shareholder” of SVS Index Portfolio; rather, your insurance company is the shareholder. However, you have the right to instruct your insurance company on how to vote SVS Index Portfolio shares corresponding to your investment through your Contract. It is your insurance company, as the shareholder, that will actually vote the shares corresponding to your investment (likely by executing a proxy card) once it receives instructions from its Contract owners.

The attached Prospectus/Proxy Statement is, therefore, used to solicit voting instructions from you and other owners of Contracts. All persons entitled to direct the voting of shares of SVS Index Portfolio, whether or not they are shareholders, are described as voting for purposes of the Prospectus/Proxy Statement. Please see page 1 of the attached Prospectus/Proxy Statement for more details.

Q Why has this proposal been made for SVS Index Portfolio?

A The merger of SVS Index Portfolio into VIT Equity Index Fund is intended to create a more streamlined line-up of Scudder funds, which DeAM believes may help enhance performance and increase the efficiency of DeAM’s operations. The combined fund is expected to have a lower expense ratio than SVS Index Portfolio because the costs of operating the combined fund are anticipated to be spread across a larger asset base, which may result in greater cost efficiencies and the potential for greater economies of scale. In addition, DeAM has agreed to cap the expenses of the combined fund at levels lower than or equal to the expense ratios currently paid by SVS Index Portfolio for approximately three years following the merger.

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. However, if you choose to redeem or exchange your investment by surrendering your Contract or initiating a partial withdrawal, you may be subject to taxes and tax penalties.

Q&A continued

Q Upon merger, how will the value of my investment change?

A The aggregate value of your investment will not change as a result of the merger. It is likely, however, that the number of shares owned by your insurance company on your behalf will change as a result of the merger because your insurance company’s shares will be exchanged at the net asset value per share of VIT Equity Index Fund, which will probably be different from the net asset value per share of SVS Index Portfolio.

Q Will any fund pay for the solicitation of voting instructions and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q When would the merger take place?

A If approved, the merger would occur on or about September 19, 2005 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger (i.e., your insurance company) will receive a confirmation statement reflecting their new account number and the number of shares of VIT Equity Index Fund they are receiving. Subsequently, you will be notified of changes to your account information by your insurance company.

Q How can I vote?

A You can vote in any one of three ways:

■	Through the Internet, by going to the website listed on your voting instruction form;

■	By telephone, with a toll-free call to the number listed on your voting instruction form; or

■	By mail, by sending the enclosed voting instruction form, signed and dated, in the enclosed envelope.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your voting instruction form. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q&A continued

Q If I send in my voting instructions now as requested, can I change my vote later?

A Shareholders may revoke proxies, including proxies given by telephone or over the Internet, at any time before they are voted at the special meeting either (i) by sending a written revocation to the Secretary of Scudder Variable Series II as explained in the Prospectus/Proxy Statement; (ii) by properly executing a later-dated proxy that is received by the fund at or prior to the special meeting or (iii) by attending the special meeting and voting in person. Only a shareholder may execute or revoke a proxy. You should consult your insurance company regarding your ability to revoke voting instructions after you have provided them to your insurance company.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, SVS Index Portfolio’s information agent, at 1-866-863-3900.

SVS INDEX 500 PORTFOLIO

A Message from the Portfolio’s Chief Executive Officer

[mailing date], 2005

Dear Investor:

I am writing to you to ask you to instruct your insurance company as to how to vote on an important matter that affects your investment in SVS Index 500 Portfolio (“SVS Index Portfolio”). You may provide your instructions by filling out and signing the enclosed voting instruction form, or by recording your instructions by telephone or through the Internet.

We are asking for your voting instructions on the following matter:

Proposal:	Approval of a proposed merger of SVS Index Portfolio into Scudder VIT Equity 500 Index Fund (“VIT Equity Index Fund”). In this merger, your investment in SVS Index Portfolio would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for an investment in the corresponding class of shares of VIT Equity Index Fund with an equal aggregate net asset value.

The proposed merger is part of a program initiated by Deutsche Asset Management (“DeAM”). This overall program is intended to provide a more streamlined selection of investment options that is consistent with the changing needs of investors and will enable DeAM to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and combining certain funds; and

•	Focus its investment resources on a core set of mutual funds that best meet investor needs.

In determining to recommend approval of the merger, the Trustees of Scudder Variable Series II, of which SVS Index Portfolio is a series, considered the following factors, among others:

•	DeAM’s overall program to reorganize and combine selected funds within the Scudder fund family gives the portfolio management team the opportunity to focus its efforts on managing the combined fund and offers a uniform distribution platform for the combined fund;

•	SVS Index Portfolio investors will have the opportunity to invest in a larger fund with similar investment policies;

•	Investors will have the potential for economies of scale; and

•	DeAM’s agreement to pay all costs associated with the merger.

The investment objective of VIT Equity Index Fund is the same as, and the investment policies are similar to those of, SVS Index Portfolio. If the proposed merger is approved, the Board expects that the proposed changes will take effect during the third calendar quarter of 2005.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	Notice of Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on VIT Equity Index Fund, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

We need your voting instructions and urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed voting instruction form, vote by telephone or record your voting instructions through the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your voting instruction form. You may receive more than one voting instruction form. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed voting instruction form (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Computershare Fund Services, SVS Index Portfolio’s information agent, at 1-866-863-3900, or contact your insurance company. Thank you for your continued support of Scudder Investments.

Sincerely yours,

Julian F. Sluyters

Chief Executive Officer

Scudder Variable Series II

SVS INDEX 500 PORTFOLIO

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your fund’s shareholder special meeting. It tells you what matter will be voted on and the time and place of the special meeting.

To the Shareholders of SVS Index 500 Portfolio:

A Special Meeting of Shareholders of SVS Index 500 Portfolio (“SVS Index Portfolio”) will be held September 2, 2005 at 9:00 a.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of SVS Index Portfolio to Scudder VIT Equity 500 Index Fund (“VIT Equity Index Fund”), in exchange for shares of VIT Equity Index Fund and the assumption by VIT Equity Index Fund of all liabilities of SVS Index Portfolio, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of SVS Index Portfolio in complete liquidation of SVS Index Portfolio.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of SVS Index Portfolio at the close of business on June 21, 2005 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By order of the Trustees

John Millette

Secretary

[mailing date], 2005

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

AND VOTING INSTRUCTION FORMS

The following general rules for signing proxy cards and voting instruction forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card or voting instruction form properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card or voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card or voting instruction form.

3. All Other Accounts: The capacity of the individual signing the proxy card or voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR OWNERS OF VARIABLE ANNUITY

OR LIFE INSURANCE CONTRACTS INVESTED IN

SVS INDEX 500 PORTFOLIO

This document contains a Prospectus/Proxy Statement and a voting instruction form. You can use your voting instruction form to tell your insurance company how to vote on your behalf on an important issue relating to your investment in SVS Index 500 Portfolio (“SVS Index Portfolio”). If you complete and sign the voting instruction form (or tell your insurance company by telephone or through the Internet how you want it to vote), your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate. If you simply sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract in accordance with the Trustees’ recommendation on page [24]. If you do not return your voting instruction form or record your voting instructions by telephone or through the Internet, your insurance company will vote your shares in the same proportion as shares for which instructions have been received.

We urge you to review the Prospectus/Proxy Statement carefully and either fill out your voting instruction form and return it by mail or record your voting instructions by telephone or through the Internet. You may receive more than one voting instruction form since several shareholder special meetings are being held as part of the broader restructuring program of the Scudder fund family. If so, please vote each one. Your prompt return of the enclosed voting instruction form (or your providing voting instructions by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like your interests to be represented and welcome your comments. Please take a few minutes to read these materials and return your voting instruction form.

If you have any questions, please call Computershare Fund Services, information agent for SVS Index Portfolio, at the special toll-free number we have set up for you (1-866-863-3900) or contact your insurance company.

PROSPECTUS/PROXY STATEMENT

[effective date], 2005

Acquisition of the assets of:	By and in exchange for shares of:

SVS Index 500 Portfolio a series of Scudder Variable Series II	VIT Equity Index 500 Fund a series of Scudder Investments VIT Funds

222 South Riverside Plaza Chicago, IL 60606 (312) 537-7000	One South Street Baltimore, MD 21202 (410) 895-5000

This Prospectus/Proxy Statement is being furnished in connection with the following proposal: the proposed merger of SVS Index Portfolio (“SVS Index Portfolio”) into VIT Equity Index 500 Fund (“VIT Equity Index Fund”). VIT Equity Index Fund and SVS Index Portfolio are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each SVS Index Portfolio shareholder will receive a number of full and fractional shares of the corresponding class of VIT Equity Index Fund equal in value as of the Valuation Time (as defined below on page [24]) to the total value of such shareholder’s SVS Index Portfolio shares.

Shares of SVS Index Portfolio are available exclusively as a funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of SVS Index Portfolio as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of SVS Index Portfolio. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with the interpretations of voting requirements by the staff of the Securities and Exchange Commission (“SEC”), each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposed merger. This Prospectus/Proxy Statement is, therefore, furnished to Contract Owners entitled to give voting instructions with regard to SVS Index Portfolio. All persons entitled to direct the voting of shares of SVS Index Portfolio, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement. This Prospectus/Proxy Statement, along with the Notice of Special Meeting and the proxy card or voting instruction form, is being mailed to shareholders and Contract Owners on or about                     , 2005. It explains concisely what you should know before voting on the matter described in this Prospectus/Proxy Statement or investing in VIT Equity Index Fund, a diversified series of an open-end, registered management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of VIT Equity Index Fund, dated May 1, 2005, as supplemented from time to time, relating to Class A shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of VIT Equity Index Fund, dated , 2005, as supplemented from time to time, relating to Class B2 shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(iii)	the prospectus of SVS Index Portfolio, dated May 1, 2005, as supplemented from time to time, relating to Class A shares;

(iv)	the prospectus of SVS Index Portfolio, dated May 1, 2005, as supplemented from time to time, relating to Class B shares;

(v)	the statement of additional information of SVS Index Portfolio, dated May 1, 2005, as supplemented from time to time, relating to Class A and Class B shares;

(vi)	the statement of additional information relating to the proposed merger, dated , 2005 (the “Merger SAI”); and

(vii)	the financial statements and related report of the independent registered public accounting firm included in the Annual Report to Shareholders for the fiscal year ended December 31, 2004 for SVS Index Portfolio.

You may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund or make inquiries by contacting your insurance company or by calling the corresponding Fund at 1-800-621-1048.

Like shares of SVS Index Portfolio, shares of VIT Equity Index Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, information agent for SVS Index Portfolio, at 1-866-863-3900, or contact your insurance company.

VIT Equity Index Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC’s public reference room at 450 Fifth Street, NW, Washington, D.C. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Trustees of Scudder Variable Series II (the “Trust”), of which SVS Index Portfolio is a series, are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of SVS Index Portfolio into VIT Equity Index Fund. If approved by SVS Index Portfolio’s shareholders, all of the assets of SVS Index Portfolio will be transferred to VIT Equity Index Fund solely in exchange for (a) the issuance and delivery to SVS Index Portfolio of Class A and Class B2 shares of VIT Equity Index Fund (“Merger Shares”) with a value equal to the value of SVS Index Portfolio’s assets net of liabilities, and (b) the assumption by VIT Equity Index Fund of all liabilities of SVS Index Portfolio. Immediately following the merger, the appropriate class of Merger Shares received by SVS Index Portfolio will be distributed pro-rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record.

Deutsche Asset Management (“DeAM”) proposed the merger of SVS Index Portfolio into VIT Equity Index Fund as part of its overall product rationalization program to reorganize and combine selected funds within the Scudder fund family. The Scudder fund family is made up of a group of funds that were managed by different investment advisors over the years and that have come together as a result of various corporate transactions that have taken place over time. As a result of these corporate transactions, there are a number of redundant funds within the Scudder fund family. DeAM’s overall program is designed to reorganize and combine funds in order to, among other reasons, eliminate redundant funds. DeAM believes this program may help enhance investment performance and increase the efficiency of its operations.

2.	What will happen to my investment in SVS Index Portfolio as a result of the merger?

Your investment in SVS Index Portfolio will, in effect, be exchanged for an investment in the corresponding share class of VIT Equity Index Fund with an equal aggregate net asset value as of the Valuation Time (as defined below on page [24]).

3.	Why have the Trustees of the Trust recommended that shareholders approve the merger?

The Trustees considered the following factors in determining to recommend that shareholders of SVS Index Portfolio approve its merger:

•	DeAM’s overall program to reorganize and combine selected funds in the Scudder fund family as described above.

•	The merger offers SVS Index Portfolio’s investors the opportunity to invest in a larger fund with similar investment policies.

Deutsche Investment Management Americas Inc. (“DeIM”), SVS Index Portfolio’s investment advisor, has advised the Trustees that SVS Index Portfolio and VIT Equity Index Fund have the same investment objective, and similar investment policies and strategies. In addition, DeIM has advised the Trustees that SVS Index Portfolio and VIT Equity Index Fund have the same portfolio management team.

•	The merger is intended to create a more streamlined line-up of Scudder funds, which DeAM believes may help enhance investment performance and increase the efficiency of DeAM’s operations. The merger also may result in greater cost efficiencies and the potential for economies of scale for the combined fund and its shareholders.

•	The combined fund is expected to have lower total fund operating expense ratios than SVS Index Portfolio.

•	DeAM’s agreement to pay all costs associated with the merger.

The Trustees of the Trust have concluded that: (1) the merger is in the best interests of SVS Index Portfolio, and (2) the interests of the existing shareholders of SVS Index Portfolio will not be diluted as a result of the merger. Accordingly, the Trustees of the Trust recommend approval of the Agreement (as defined below) and the merger as contemplated thereby.

4.	How do the investment goals, policies and restrictions of the Funds compare?

SVS Index Portfolio and VIT Equity Index Fund have the same investment objective. Each Fund is an index fund whose benchmark is the Standard & Poor’s 500 Index (“S&P 500 Index”). SVS Index Portfolio seeks returns that, before expenses, correspond to the total return of U.S. common stocks as represented by the S&P 500 Index. VIT Equity Index Fund seeks to replicate, as closely as possible before the deduction of expenses, the performance of the S&P 500 Index. While not identical, the investment policies and restrictions of the Funds are similar. SVS Index Portfolio normally invests at least 80% of total assets in common stocks and securities included in the S&P 500 Index. SVS Index Portfolio may also invest up to 20% of total assets in stock index futures and options, as well as short-term debt securities. SVS Index Portfolio typically invests new flows of money in index futures in order to gain immediate exposure to the S&P 500 Index. Under normal market conditions, VIT Equity Index Fund intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. Each Fund has elected to be classified as a diversified series of an open-end management investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. Please also see Part II—Investment Strategies and Risk Factors—below for a more detailed comparison of each Fund’s investment policies and restrictions.

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The following table sets forth a summary of the composition of the investment portfolio of each Fund as of December 31, 2004, and of VIT Equity Index Fund on a pro forma combined basis, giving effect to the proposed merger as of that date:

Portfolio Composition (as a % of Fund)

(excludes cash equivalents)

Common Stocks	SVS Index Portfolio	VIT Equity Index Fund	VIT Equity Index Fund— Pro Forma Combined(1)
Financials	21%	21%	21%
Information Technology	16%	15%	15%
Health Care	13%	12%	12%
Consumer Discretionary	12%	12%	12%
Industrials	12%	13%	13%
Consumer Staples	10%	11%	11%
Energy	7%	7%	7%
Telecommunications Services	3%	3%	3%
Materials	3%	—	1%
Utilities	3%	3%	3%
Other	—	3%	2%

	100%	100%	100%

(1)	Reflects the blended characteristics of the Funds as of December 31, 2004. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objective and policies.

Each Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until a Fund files its Form N-CSR or N-Q with the SEC for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The Funds’ SAIs include a description of the applicable Fund’s policies and procedures with respect to the disclosure of its portfolio holdings.

5.	How do the management fee ratios and expense ratios of the Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may bear directly or indirectly as an investor in the Funds, the expenses that each of the Funds incurred for the year ended December 31, 2004, and the pro forma estimated expense ratios of VIT Equity Index Fund assuming consummation of the merger as of that date. The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options. These charges and fees will increase expenses.

The table immediately below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. The management fee schedule of VIT Equity Index Fund (Post-Merger) reflects reductions that will be effective upon the

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consummation of the merger. As of December 31, 2004, SVS Index Portfolio and VIT Equity Index Fund had net assets of $401,509,702 and $843,640,247, respectively.

SVS Index Portfolio		VIT Equity Index Fund (Pre-Merger)		VIT Equity Index Fund (Post-Merger)
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
All Levels	0.200%	All Levels	0.200%	$0-$1 billion	0.200%
				$1 billion-$2 billion	0.175%
				Over $2 billion	0.150%

As shown below, the merger is expected to result in lower total expense ratios for shareholders of SVS Index Portfolio. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

(as a % of average net assets)

	Management Fee		Distribution/ Service (12b-1) Fee	Other Expenses		Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimbursements		Net Annual Fund Operating Expenses (after waiver)
SVS Index Portfolio
Class A	0.20	%(1)	None	0.09%		0.29%	—		0.29	%(2)
Class B	0.20	%(1)	0.25%	0.22%		0.67%	0.04	%(2)	0.63	%(2)
VIT Equity Index Fund
Class A	0.20%		None	0.09%		0.29%	—		0.29	%(3)
Class B2*	0.20%		0.25%	0.21	%(4)	0.66%	—		0.66%
VIT Equity Index Fund (pro forma combined, assuming consummation of merger)
Class A	0.20	%(5)	None	0.08	%(6)	0.28%	—		0.28	%(7)
Class B2*	0.20	%(5)	0.25%	0.21	%(4),(6)	0.66%	0.03	%(7)	0.63	%(7)

*	VIT Equity Index Fund will issue Class B2 shares to holders of Class B shares of SVS Index Portfolio in connection with the merger.
(1)	Restated to reflect a new management fee schedule effective October 1, 2004.
(2)	Pursuant to their respective agreements with the Trust, DeIM, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A and Class B shares of SVS Index Portfolio to 0.377% and 0.627%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
(3)	VIT Equity Index Fund’s advisor has contractually agreed to waive its fees and/or reimburse expenses of the Class A shares of VIT Equity Index Fund, to the extent necessary, to limit expenses to 0.30% of the average daily net assets of the Class A shares of the Fund for the one-year period commencing May 1, 2005.
(4)	Includes a subrecordkeeping fee of 0.15%.

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(5)	Restated to reflect the management fee schedule for VIT Equity Index Fund that will be effective upon consummation of the merger.
(6)	Other expenses are estimated, accounting for the effect of the merger.
(7)	Through , 2008, Deutsche Asset Management, Inc., the Fund’s investment advisor (“DeAM, Inc.”) has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at 0.28% and 0.63% for Class A and Class B2 shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined fund to incur in the first year following the merger.

Examples:

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
SVS Index Portfolio
Class A	$30	$93	$163	$368
Class B(1)	$64	$210	$369	$831
VIT Equity Index Fund
Class A	$30	$93	$163	$368
Class B2	$67	$211	$368	$822
VIT Equity Index Fund (Pro forma combined)
Class A	$29	$90	$157	$356
Class B2(2)	$64	$202	$358	$813

(1)	Includes one year of capped expenses in each period.
(2)	Includes one year of capped expenses in the “1 Year” period and three years of capped expenses in the “3 Years,” “5 Years” and “10 Years” periods.

6.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by SVS Index Portfolio or its shareholders as a direct result of its merger. As described above, shares of SVS Index Portfolio are available exclusively to investors purchasing Contracts funded through the separate accounts (or sub-accounts thereof) of

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Participating Insurance Companies. As long as these Contracts qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury regulations thereunder, the merger, whether or not treated as tax-free reorganizations, will not create any tax liability for Contract Owners. For more information, please see “Information about the Proposed Mergers—Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other Scudder funds, are identical. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to their Contracts. The shares of each Fund are purchased and redeemed at the net asset value of the Fund’s shares determined that same day or, in the case of an order not resulting automatically from Contract transactions, next determined after an order in proper form is received. An order is considered to be in proper form if it is communicated by telephone or electronically by an authorized employee of a Participating Insurance Company. No fee is charged to shareholders when they purchase or redeem shares of the Funds, nor will a fee be charged to shareholders when they purchase or redeem shares of the combined fund. Please see the Funds’ prospectuses for additional information.

9.	How will I be notified of the outcome of the merger?

If the proposed merger of SVS Index Portfolio is approved by shareholders, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares of VIT Equity Index Fund they are receiving after the merger is completed. Subsequently, affected Contract Owners will be notified of changes to their account information by their respective Participating Insurance Companies. If the proposed merger of SVS Index Portfolio is not approved, this result will be noted in the next shareholder report of SVS Index Portfolio.

10.	Will the value of my investment change?

The number of shares owned by each Participating Insurance Company will most likely change. However, the total value of your investment in VIT Equity Index Fund will equal the total value of your investment in SVS Index Portfolio at the Valuation Time (as defined below on page [24]). Even though the net asset value per share of each Fund is likely to be different, the total value of your holdings will not change as a result of the merger.

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11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of the shareholders of SVS Index Portfolio entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

The Trustees of the Trust believe that the proposed merger is in the best interests of SVS Index Portfolio. Accordingly, the Trustees recommend that shareholders vote FOR approval of the proposed merger.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of VIT Equity Index Fund and how do they compare with those of SVS Index Portfolio?

Investment Objectives and Strategies.    As noted above, the Funds have the same investment objective and similar investment policies. VIT Equity Index Fund and SVS Index Portfolio have the same portfolio manager.

Each Fund is an index fund whose benchmark is the Standard & Poor’s 500 Index (“S&P 500 Index”), which emphasizes stocks of large U.S. companies. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock’s current price).

SVS Index Portfolio seeks returns that, before expenses, correspond to the total return of U.S. common stocks as represented by the S&P 500 Index. VIT Equity Index Fund seeks to replicate, as closely as possible before the deduction of expenses, the performance of the S&P 500 Index. SVS Index Portfolio normally invests at least 80% of total assets in common stocks and securities included in the S&P 500 Index. SVS Index Portfolio may also invest up to 20% of total assets in stock index futures and options, as well as short-term debt securities. SVS Index Portfolio typically invests new flows of money in index futures in order to gain immediate exposure to the S&P 500 Index. VIT Equity Index Fund invests primarily in the securities of companies in the S&P 500 Index and derivative instruments, such as futures contracts and options, relating to the S&P 500 Index. Under normal market conditions, VIT Equity Index Fund intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. Futures contracts and options are used by VIT Equity Index Fund as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

VIT Equity Index Fund’s portfolio manager uses quantitative analysis techniques to structure the Fund to obtain a high correlation to the S&P 500 Index, while keeping the Fund as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the S&P 500 Index as closely as possible, the Fund invests in a statistically selected sample of the securities found in the S&P 500 Index,

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using a process known as “optimization”. This process selects stocks for the Fund so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the securities in the S&P 500 Index. The Fund first buys stocks that make up the larger portions of the S&P 500 Index’s value in roughly the same proportion as the S&P 500 Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the portfolio manager tries to replicate the industry and risk characteristics of all of the smaller companies in the S&P 500 Index without buying all of these stocks.

SVS Index Portfolio also uses an indexing strategy. Like VIT Equity Index Fund, SVS Index Portfolio buys the largest stocks of the S&P 500 Index in roughly the same proportion to the S&P 500 Index. Similar to VIT Equity Index Portfolio, with the smaller stocks of the S&P 500 Index, the portfolio manager uses a statistical process known as sampling to select stocks whose overall performance is expected to be similar to that of the smaller companies in the S&P 500 Index. Like VIT Equity Index Fund, SVS Index Portfolio seeks to keep the composition of its portfolio similar to the S&P 500 Index in industry distribution, market capitalization and fundamental characteristics (such as price-to-book ratios and dividend yields).

Over the long term, the portfolio manager of each Fund seeks a correlation between the performance of the Fund, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

Each Fund is permitted, but not required, to use certain types of derivatives such as stock index futures or options, including but not limited to options on securities and options on stock index futures. Each Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains and losses of an investment. Each Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. SVS Index Portfolio may lend its investment securities up to one-third of its total assets, and VIT Equity Index Fund may lend its investment securities up to 30% of its total assets, to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Each Fund may not invest more than 15% of net assets in illiquid securities.

Each Fund has elected to be classified as a diversified series of an open-end investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Each Fund’s Board could change the Fund’s investment objective without seeking shareholder approval, although major changes tend to be infrequent. Each Fund may change its 80% investment policy upon 60 days’ prior notice to shareholders.

DeAM believes that VIT Equity Index Fund should provide a comparable investment opportunity for shareholders of SVS Index Portfolio. If necessary, there will be a pre-merger liquidation by SVS Index Portfolio of all investments that are not consistent with the current investment objective, policies and restrictions of VIT Equity Index Fund.

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The portfolio turnover rate for VIT Equity Index Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended December 31, 2004 was 1%. The portfolio turnover rate for SVS Index Portfolio for the fiscal year ended December 31, 2004 was 13%. [Scudder to confirm.] A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund.

For a more detailed description of the investment techniques used by SVS Index Portfolio and VIT Equity Index Fund, please see the applicable Fund’s prospectus and statement of additional information.

Primary Risks.    As with any mutual fund, you may lose money by investing in VIT Equity Index Fund. Certain risks associated with an investment in VIT Equity Index Fund are summarized below. The risks of an investment in VIT Equity Index Fund are similar to the risks of an investment in SVS Index Portfolio. More detailed descriptions of the risks associated with an investment in VIT Equity Index Fund can be found in the current prospectuses and statement of additional information for VIT Equity Index Fund.

The value of your investment in VIT Equity Index Fund will change with changes in the values of the investments held by VIT Equity Index Fund. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect VIT Equity Index Fund’s investments as a whole. VIT Equity Index Fund could be subject to additional principal risks because the types of investments it makes can change over time.

There are several risk factors that could hurt the performance of VIT Equity Index Fund, cause you to lose money or cause the performance of VIT Equity Index Fund to trail that of other investments.

Stock Market Risk.    As with most stock funds, the most important factor with VIT Equity Index Fund is how stock markets perform—in this case, the large company portion of the U.S. market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments that VIT Equity Index Fund makes and it may not be able to get attractive prices for them. An investment in SVS Index Portfolio is also subject to this risk.

Tracking Error Risk.    There are several reasons that VIT Equity Index Fund’s performance may not exactly replicate the S&P 500 Index:

•	Unlike the S&P 500 Index, the Fund incurs administrative expenses and transaction costs in trading stocks.

•	The composition of the S&P 500 Index and the stocks held by the Fund may occasionally diverge.

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•	The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” S&P 500 Index.

An investment in SVS Index Portfolio is also subject to this risk.

Index Fund Risk.    Because the Fund invests at least 80% of its assets in the stocks of companies included in the S&P 500 Index, it cannot alter its investment strategy in response to fluctuations in the market segment represented by the S&P 500 Index. An investment in SVS Index Portfolio is also subject to this risk.

Futures and Options Risk.    VIT Equity Index Fund may invest, to a limited extent, in stock index futures or options, including but not limited to options on securities and options on stock index futures, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gain or loss of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivates include:

•	the risk that the derivative is not well correlated with the security for which it is acting as a substitute;

•	the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

•	the risk that VIT Equity Index Fund will be unable to sell the derivative because of an illiquid secondary market.

An investment in SVS Index Portfolio is also subject to this risk.

Pricing Risk.    At times, market conditions might make it hard to value some investments. For example, if VIT Equity Index Fund has valued its securities too highly, you may end up paying too much for VIT Equity Index Fund shares when you buy into VIT Equity Index Fund. If VIT Equity Index Fund underestimates their price, you may not receive the full market value for your shares when you sell.

Securities Lending Risk.    Any loss in the market price of securities loaned by VIT Equity Index Fund that occurs during the term of the loan would be borne by VIT Equity Index Fund and would adversely affect VIT Equity Index Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by VIT Equity Index Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in SVS Index Portfolio is also subject to this risk.

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options. If it did, performance would be less than that shown. The bar charts show year-to-year changes in the performance of

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each Fund’s Class A shares. The table following the bar charts shows how each Fund’s performance compares to that of a broad-based market index (which, unlike a fund, does not have any fees or expenses). Because Class B2 shares of VIT Equity Index Fund have not yet begun operations as of the date of this Prospectus/Proxy Statement, the performance figures for Class B2 shares of VIT Equity Index Fund prior to their inception are based on the historical performance of the Fund’s Class A shares. Class A shares are invested in the same portfolio and the annual total returns of Class A shares and Class B2 shares differ only to the extent that the classes have different fees and expenses. The performance of the Funds and the index varies over time. Of course, a Fund’s past performance is not an indication of future performance.

Calendar Year Total Returns (%)

VIT Equity Index Fund

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 21.22%, Q4 1998                Worst Quarter: -17.24%, Q3 2002

2005 Total Return as of [June 30]:         %

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SVS Index Portfolio

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 15.21%, Q2 2003                Worst Quarter: -17.23%, Q3 2002

2005 Total Return as of [June 30]:         %

Average Annual Total Returns

(for periods ended 12/31/04)

	Past 1 Year	Past 5 Years		Since Inception
VIT Equity Index Fund
Class A	10.59%	-	2.58%		4.60	%(1)
Class B2	10.18%	-	2.94%		4.21	%(1)
Index (Reflects no deductions for fees or expenses)	10.88%	-	2.30%		5.01%

SVS Index Portfolio
Class A*	10.38%	-	2.78%	-	0.92	%(2)
Class B**	9.98%	-	3.06%	-	1.21	%(2)
Index (Reflects no deductions for fees or expenses)	10.88%	-	2.30%	-	0.10%

Index:    The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(1)	Since 10/1/97. Index comparison begins 9/30/97.
(2)	Since 9/1/99. Index comparison begins 8/31/99.
*	In both the chart and the table, total returns for 1999 through 2001 would have been lower if operating expenses hadn’t been reduced.
**	Total returns for 1999 through 2001 and for 2004 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

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III. OTHER COMPARISONS BETWEEN THE FUNDS

Advisor, Subadvisor and Portfolio Manager.    DeAM, Inc. is the investment advisor for VIT Equity Index Fund and DeIM is the investment advisor for SVS Index Portfolio. Under the supervision of the Board of Trustees of each Fund, DeAM, Inc. or DeIM, as applicable, with headquarters at 345 Park Avenue, New York, New York, supervises and manages all of the Fund’s operations, including overseeing the activities of the Fund’s subadvisor. Each Fund’s subadvisor makes the Fund’s investment decisions. It buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. Each Fund’s investment advisor or subadvisor is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. Each of DeAM, Inc. and DeIM is a part of DeAM and an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Asset Management is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, DeAM, Inc., Deutsche Asset Management Investment Services Limited, Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Northern Trust Investments, N.A. (“NTI”), with headquarters at 50 South LaSalle Street, Chicago, IL 60675, acts as investment subadvisor for each Fund. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company, an Illinois state chartered banking organization and a member of the Federal Reserve System. Founded in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. NTI’s subadvisory fee is paid by the applicable investment advisor, and not by either Fund.

James B. Francis is primarily responsible for the day-to-day management of each Fund. Mr. Francis is a Senior Vice President of NTI, where he is responsible for the management of various equity and equity index portfolios. Mr. Francis joined NTI in February 2005. Prior to that, he was a Senior Portfolio Manager with State Street Global Advisors where he managed various equity portfolios from 1998 to 2005.

Each Fund’s statement of additional information provides additional information about the portfolio manager’s investments in the Funds, a description of his compensation structure and information regarding other accounts he manages.

Distribution and Service Fees.    Pursuant to separate Underwriting Agreements, Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeAM, Inc. and DeIM, is the principal underwriter and distributor for the Class A and Class B shares of SVS Index Portfolio and the Class A and Class B2 shares of VIT Equity Index Fund. SDI acts as agent of each Fund in the continuous offer of shares to the separate accounts (or sub-accounts thereof) of Participating Insurance Companies in all states in which the Funds or their respective trusts may from time to time be registered or where permitted by applicable law. VIT Equity Index Fund has adopted a distribution plan on behalf of its Class B2 shares in accordance with Rule 12b-1 under the 1940 Act that is substantially identical to the distribution plan adopted by SVS Index

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Portfolio on behalf of their Class B shares. These plans allow the Funds to make quarterly payments at an annual rate of up to 0.25% of the average daily net assets attributable to Class B2 or Class B shares, as applicable, of each Fund to SDI as reimbursement for distribution and shareholder servicing related expenses incurred by SDI or a Participating Insurance Company. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments. Rule 12b-1 plans have not been adopted for Class A shares of either Fund.

Trustees and Officers.    The Trustees of Scudder Investments VIT Funds (of which VIT Equity Index Fund is a series) are different from those of the Trust (of which SVS Index Portfolio is a series). As more fully described in the statement of additional information for VIT Equity Index Fund, which is available upon request, the following individuals comprise the Board of Trustees of Scudder Investments VIT Funds: Joseph R. Hardiman, Richard R. Burt, S. Leland Dill, Martin J. Gruber, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr. and William N. Searcy. In addition, the officers of Scudder Investments VIT Funds are different from those of the Trust.

Independent Registered Public Accounting Firm (“Auditor”).     Ernst & Young LLP serves as Auditor for each Fund.

Charter Documents.    SVS Index Portfolio is a series of the Trust, a Massachusetts business trust governed by Massachusetts law. VIT Equity Index Fund is a series of Scudder Investments VIT Funds, a Massachusetts business trust governed by Massachusetts law. SVS Index Portfolio is governed by an Amended and Restated Agreement and Declaration of Trust dated April 24, 1998, as amended from time to time. VIT Equity Index Fund is governed by a Declaration of Trust dated January 18, 1996, as amended from time to time. Each charter document is referred to herein as a Declaration of Trust. These charter documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s Declaration of Trust is provided below.

Shareholders of SVS Index Portfolio and VIT Equity Index Fund have a number of rights in common. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the applicable Fund or class of shares on matters affecting that particular Fund or class, as determined by its Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of Trustees.

Neither Fund is required to hold annual meetings of its shareholders, but meetings of the shareholders shall be called for the purpose of electing Trustees, when required by the applicable Declaration of Trust or to comply with the 1940 Act. The shareholders of the Trust may call a shareholder meeting if the Trustees and the President of the Trust fail to call a meeting for thirty days after written application by holders of at least 25% (or at least 10%, if the purpose of the meeting is to vote to remove a Trustee) of the outstanding shares entitled to vote at such meeting. The President and the Secretary of Scudder Investments VIT Funds are required to call a meeting of shareholders at the

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request, in writing or by resolution, of a majority of the Trustees or at the written request of the holders of at least 10% of the outstanding shares entitled to vote at such meeting.

Neither Fund’s shares have conversion, exchange, preemption or appraisal rights. Shares of each Fund are entitled to dividends (if any) as declared by the Trustees, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of the Fund attributable to said class. Both Funds have the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum balance designated from time to time by the Trustees. Sale, conveyance, or transfer of the assets of SVS Index Portfolio requires the affirmative vote of the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter. The merger or consolidation of VIT Equity Index Fund with another organization, or the sale, lease or exchange of all or substantially all of the trust property requires the affirmative vote of the holders of two-thirds of the shares entitled to vote on such matters; provided, that if the merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the shares entitled to vote on such matters is required.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Declarations of Trust governing both VIT Equity Index Fund and SVS Index Portfolio, however, disclaim shareholder liability in connection with the applicable Fund’s property or the acts and obligations of the applicable Fund and permit notice of such disclaimer to be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, each Declaration of Trust provides for indemnification out of the property of the applicable Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of said Fund, and provides that the Fund may be covered by insurance that the Trustees consider necessary or appropriate (or, in the case of VIT Equity Index Fund, shall be covered by insurance that the Trustees in their sole judgment shall deem advisable).

All consideration received by the applicable trust for the issue or sale of shares of the applicable Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of said trust and belong irrevocably to said Fund for all purposes, subject only to the rights of creditors.

Scudder Investments VIT Funds (or any series thereof) may be terminated by a written instrument signed by a majority of its Trustees, or by the affirmative vote of the holders of not less than two-thirds of the shares of Scudder Investments VIT Funds or series outstanding and entitled to vote on the matter. The Trust (or any series or class thereof) may be terminated by its Trustees without shareholder consent by written notice to shareholders, or by vote of the holders or more than 50% of the votes of the Trust or series or class entitled to vote on the matter. The Declaration of Trust governing VIT Equity Fund may be amended by the vote of the holders of a majority of the shares outstanding and entitled to vote. The Declaration of Trust governing VIT Equity Index Fund may also be amended by the Trustees without shareholder consent so long as such amendment does not materially adversely affect the rights of shareholders. The Declaration of Trust governing SVS Index Portfolio may be amended by the Trustees when authorized by a vote of the shareholders holding more than 50% of the shares of

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each series entitled to vote or, where the Trustees determine that the amendment will affect the holders of only certain series or classes, a vote of the holders of more than 50% of the shares entitled to vote of each affected series or class. The Declaration of Trust governing SVS Index Portfolio may also be amended by the Trustees without shareholder consent if the purpose of the amendment is to change the name of the Trust or to supply any omission, cure any ambiguity, or cure, correct or supplement any provision which is defective or inconsistent with the 1940 Act or the requirements of the Code.

The voting powers of shareholders of each Fund are substantially similar. However, only the Declaration of Trust governing VIT Equity Index Fund provides expressly that shareholders have the power to vote to the same extent as the stockholders of a Massachusetts business corporation as to whether a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or any series thereof or the shareholders. In addition, only the Declaration of Trust governing SVS Index Portfolio expressly provides that a majority of the outstanding securities of a series of the Trust, as defined in the 1940 Act, has the power to vote on whether the Trustees may enter into a contract with an investment advisor or manager for that series (although this is currently required by the 1940 Act for all mutual funds). Trustees of Scudder Investments VIT Funds, except for those appointed by the standing Trustees to fill existing vacancies, are to be elected by the shareholders of the trust holding a plurality of the shares voting at a meeting of shareholders. In the event that less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office are required to call a shareholders’ meeting for the election of Trustees. Any Trustee of Scudder Investments VIT Funds may be removed at a meeting of shareholders by vote of two-thirds of the outstanding shares of the trust. Except as required by the 1940 Act or as described above, the Trustees of the Trust need not call meetings of the shareholders for the election or reelection of Trustees, or fill vacancies that do not cause the total number of Trustees to fall below three. Such vacancies may be filled by a majority of the standing Trustees or, if deemed appropriate by the Trustees, by a plurality of the shares voted on the matter at a meeting called for such purpose. Any Trustee of the Trust may be removed for cause by a written instrument signed by a majority of the Trustees, or with or without cause by vote of the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter or by a written consent filed with the custodian of the Trust’s portfolio securities and executed by the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter. Any Trustee of the Scudder Investment VIT Funds may be removed for cause by the action of two-thirds of the Trustees, or by vote of the shareholders entitled to vote more than two-thirds of the outstanding shares entitled to be cast on the matter at a meeting duly called by the shareholders for such purpose.

Quorum for a shareholder meeting of Scudder Investments VIT Funds is the presence in person or by proxy of a majority of the outstanding shares entitled to vote. Quorum for a shareholder meeting of the Trust is the presence in person or by proxy of at least 30% of all the votes entitled to be cast of each series or class entitled to vote, or, where the vote is in the aggregate and not by series or class, at least 30% of all votes entitled to be cast at the meeting, irrespective of series or class.

The foregoing is a very general summary of certain provisions of the Declarations of Trust governing the Funds. It is qualified in its entirety by reference to the charter documents themselves.

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IV. INFORMATION ABOUT THE PROPOSED MERGER

General.    The shareholders of SVS Index Portfolio are being asked to approve a merger between SVS Index Portfolio and VIT Equity Index Fund. The proposed merger would be pursuant to an Agreement and Plan of Reorganization between the Funds (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of SVS Index Portfolio to VIT Equity Index Fund in exchange for the assumption by VIT Equity Index Fund of all of the liabilities of SVS Index Portfolio, and for the issuance and delivery to SVS Index Portfolio of Merger Shares equal in aggregate value to the net value of the assets transferred to VIT Equity Index Fund.

After receipt of the Merger Shares, SVS Index Portfolio will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of SVS Index Portfolio, and the legal existence of SVS Index Portfolio as a series of the Trust will be terminated. Each shareholder of SVS Index Portfolio will receive a number of full and fractional Merger Shares of the corresponding class(es) as, and equal in value as of the Valuation Time (as defined below on page [24]) to, the aggregate value of the shareholder’s shares of SVS Index Portfolio. Such shares will be held in an account with VIT Equity Index Fund identical in all material respects to the account currently maintained by SVS Index Portfolio. Each Participating Insurance Company will then allocate its Merger Shares on a pro-rata basis among the Contract Owners in SVS Index Portfolio’s separate account (or in sub-accounts thereof). Unless a Contract Owner instructs his or her Participating Insurance Company otherwise, amounts that would have been allocated to SVS Index Portfolio under an existing Contract will, following the merger, be allocated to VIT Equity Index Fund.

Prior to the date of its merger, SVS Index Portfolio will sell any investments that are not consistent with the current investment objective, policies and restrictions of VIT Equity Index Fund and will declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. Contract Owners who invest in SVS Index Portfolio through a Contract will not be affected by such distributions as long as the Contracts qualify as annuity contracts under Section 72 of the Code and the Treasury regulations thereunder. DeIM has represented that as of                     , 2005, SVS Index Portfolio did not have any investments that were not consistent with the current investment objective, policies and restrictions of VIT Equity Index Fund.

The Trustees of the Trust have voted to approve the Agreement and the proposed merger and to recommend that shareholders of SVS Index Portfolio also approve the merger. With respect to SVS Index Portfolio, the actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the shareholders of SVS Index Portfolio entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

In the event that the proposed merger does not receive the required shareholder approval, SVS Index Portfolio will continue to be managed as a separate series of the Trust in accordance with its current investment objective and policies, and the Trustees

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of the Trust and of Scudder Investments VIT Funds may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Merger.    DeAM first discussed the proposed merger with the Trustees of the Trust at a meeting held on March 9, 2005. The merger was presented to the Trustees and considered by them as part of a broader program initiated by DeAM to consolidate its mutual fund lineup. DeAM advised the Trustees that the overall initiative was intended to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and merging certain funds; and

•	Focus DeAM’s investment resources on a core set of mutual funds that best meet investor needs.

The Trustees of the Trust who are not “interested persons” of the Fund (as defined by the 1940 Act) (“Disinterested Trustees”), conducted a thorough review of the potential implications of the merger on SVS Index Portfolio’s shareholders as well as the various other funds for which they serve as trustee or director. The Disinterested Trustees were assisted in this review by their independent legal counsel. The Disinterested Trustees reviewed and discussed the merger, both among themselves and with representatives of DeAM. In the course of their review, the Disinterested Trustees requested and received additional information from DeAM.

On March 9, 2005, the Trustees of the Trust, including all of the Disinterested Trustees, approved the terms of the proposed merger of SVS Index Portfolio into VIT Equity Index Fund. The Trustees have also agreed to recommend that the merger be approved by shareholders of SVS Index Portfolio.

In determining to recommend that the shareholders of SVS Index Portfolio approve its merger, the Trustees considered, among others, the factors described below:

•	The fees and expense ratios of the Funds, including comparisons between the expense ratios of SVS Index Portfolio and the estimated operating expense ratios of the combined fund, and between the estimated operating expense ratios of the combined fund and other mutual funds with similar investment objectives, and in particular noted that the estimated operating expense ratio of each class of the combined fund is lower than or equal to that of the corresponding class of SVS Index Portfolio currently;

•	That DeAM agreed to cap the combined fund’s operating expense ratios for approximately a three-year period at levels at or below SVS Index Portfolio’s current operating expense ratios;

•	The terms and conditions of the merger and whether the merger would result in the dilution of shareholder interests;

•	The compatibility of SVS Index Portfolio’s and VIT Equity Index Fund’s investment objective, policies, restrictions and portfolios and that the merger would permit the investors of SVS Index Portfolio to pursue the same investment goal in a larger fund;

•	That service features available to shareholders of SVS Index Portfolio and VIT Equity Index Fund were substantially similar on a class-level basis;

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•	That the costs of the merger would be borne by DeAM;

•	Prospects for the combined fund to attract additional assets and possibly enjoy any related economies of scale;

•	The tax consequences of the merger on SVS Index Portfolio and its shareholders;

•	The investment performance of SVS Index Portfolio and VIT Equity Index Fund; in particular, the Trustees noted that the performance for VIT Equity Index Fund was higher than that of SVS Index Portfolio for the one, three and five year periods;

•	That DeAM, Inc. has agreed to indemnify VIT Equity Index Fund against certain liabilities VIT Equity Index Fund may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in VIT Equity Index Fund (see Section VI) so the likelihood that the combined fund would suffer any loss is considered by Fund management to be remote; and

•	That, in conjunction with the merger, DeIM has agreed to indemnify the Disinterested Trustees of the Trust against certain liabilities that such Disinterested Trustees may incur by reason of having served as a Trustee of the Trust.

Based on all of the foregoing, the Trustees concluded that SVS Index Portfolio’s participation in the proposed merger would be in the best interests of SVS Index Portfolio and would not dilute the interests of SVS Index Portfolio’s existing shareholders. The Trustees of the Trust, including the Disinterested Trustees, recommend that shareholders of SVS Index Portfolio approve the proposed merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by an Agreement, the form of which is attached as Exhibit A. The Agreement provides that VIT Equity Index Fund will acquire all of the assets of SVS Index Portfolio solely in exchange for the assumption by VIT Equity Index Fund of all liabilities of SVS Index Portfolio and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time on September 16, 2005, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

SVS Index Portfolio will transfer all of its assets to VIT Equity Index Fund, and in exchange, VIT Equity Index Fund will assume all liabilities of SVS Index Portfolio and deliver to SVS Index Portfolio a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of SVS Index Portfolio attributable to shares of the corresponding class of SVS Index Portfolio, less the value of the liabilities of SVS Index Portfolio assumed by VIT Equity Index Fund attributable to shares of such class of SVS Index Portfolio. Immediately following the transfer of assets on the Exchange Date, SVS Index Portfolio will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by SVS Index Portfolio, with Merger Shares of each class being distributed to holders of shares of the corresponding class of SVS Index Portfolio. As a result of the

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proposed merger, each shareholder of SVS Index Portfolio will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of the shares of the corresponding class of SVS Index Portfolio surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of VIT Equity Index Fund in the name of such shareholders of SVS Index Portfolio, each account representing the respective number of full and fractional Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust and the Trustees of Scudder Investments VIT Funds have determined that the proposed merger is in the best interests of their respective Fund and that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of VIT Equity Index Fund and SVS Index Portfolio, (ii) by either party if the merger shall not be consummated by November 18, 2005 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of SVS Index Portfolio approve the merger, VIT Equity Index Fund and SVS Index Portfolio agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of SVS Index Portfolio are added to the portfolio of VIT Equity Index Fund, the resulting portfolio will meet the investment objective, policies and restrictions of VIT Equity Index Fund.

Except for the trading costs associated with the coordination described above, the fees and expenses for the merger and related transactions are estimated to be $            . All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), the trading costs described above and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to shareholders of SVS Index Portfolio in accordance with the Agreement as described above. The Merger Shares will be Class A and Class B2 shares of VIT Equity Index Fund. Each class of Merger Shares has the same characteristics as shares of the corresponding class of SVS Index Portfolio (in the case of Class B2 shares of VIT Equity Index Fund, as Class B shares of SVS Index Portfolio). Merger Shares will be treated as having been purchased on the date a shareholder purchased its shares of SVS Index Portfolio and for the price it originally paid. For more information on the characteristics of each class of Merger Shares, please see the applicable VIT Equity Index Fund prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Under Massachusetts law, shareholders of VIT Equity Index Fund could, under certain circumstances, be held personally liable for the obligations of VIT Equity Index Fund. However, VIT Equity Index Fund’s Declaration of Trust disclaims shareholder liability for the acts or obligations of VIT Equity Index Fund and provides for indemnification for all losses and expenses of any shareholder held liable for the

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obligations of VIT Equity Index Fund. The indemnification and reimbursement discussed in the preceding sentence is to be made only out of the assets of VIT Equity Index Fund.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate its merger, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

•	the acquisition by VIT Equity Index Fund of all of the assets of SVS Index Portfolio solely in exchange for Merger Shares and the assumption by VIT Equity Index Fund of all of the liabilities of SVS Index Portfolio, followed by the distribution by SVS Index Portfolio to its shareholders of Merger Shares in complete liquidation of SVS Index Portfolio, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and SVS Index Portfolio and VIT Equity Index Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	under Section 361 of the Code, SVS Index Portfolio will not recognize gain or loss upon the transfer of SVS Index Portfolio’s assets to VIT Equity Index Fund in exchange for Merger Shares and the assumption of SVS Index Portfolio liabilities by VIT Equity Index Fund, and SVS Index Portfolio will not recognize gain or loss upon the distribution to SVS Index Portfolio’s shareholders of the Merger Shares in liquidation of SVS Index Portfolio;

•	under Section 354 of the Code, shareholders of SVS Index Portfolio will not recognize gain or loss on the receipt of Merger Shares solely in exchange for SVS Index Portfolio shares;

•	under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of SVS Index Portfolio will be the same as the aggregate basis of SVS Index Portfolio shares exchanged therefor;

•	under Section 1223(1) of the Code, the holding period of the Merger Shares received by each SVS Index Portfolio shareholder will include the holding periods of SVS Index Portfolio shares exchanged therefor, provided that SVS Index Portfolio shareholder held SVS Index Portfolio shares at the time of the reorganization as a capital asset;

•	under Section 1032 of the Code, VIT Equity Index Fund will not recognize gain or loss upon the receipt of assets of SVS Index Portfolio in exchange for Merger Shares and the assumption by VIT Equity Index Fund of all of the liabilities of SVS Index Portfolio;

•	under Section 362(b) of the Code, the basis of the assets of SVS Index Portfolio transferred to VIT Equity Index Fund in the reorganization will be the same in the hands of VIT Equity Index Fund as the basis of such assets in the hands of SVS Index Portfolio immediately prior to the transfer; and

•	under Section 1223(2) of the Code, the holding periods of the assets of SVS Index Portfolio transferred to VIT Equity Index Fund in the reorganization in the hands of VIT Equity Index Fund will include the periods during which such assets were held by SVS Index Portfolio.

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As long as the Contracts qualify as annuity contracts under Section 72 of the Code and Treasury regulations thereunder, the merger, whether or not treated as tax-free reorganizations for federal income tax purposes, will not create any tax liability for Contract Owners. Contract Owners who choose to redeem or exchange their investments by surrendering their Contracts or initiating a partial withdrawal, however, may be subject to taxes and a 10% tax penalty. In addition, although it is not expected to affect Contract Owners, as a result of the merger each Fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined fund.

VIT Equity Index Fund intends to distribute to Participating Insurance Companies its investment company taxable income and any net realized capital gains in April of each year. Additional distributions may be made if necessary. For all Funds, all distributions will be reinvested in shares of the same class of the applicable Fund. If the Agreement is approved by shareholders of SVS Index Portfolio, SVS Index Portfolio will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the Closing (as defined in the Agreement).

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder or Contract Owner. Shareholders and Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

Capitalization.    The following table sets forth the unaudited capitalization of each Fund as of December 31, 2004 and of VIT Equity Index Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

	VIT Equity Index Fund	SVS Index Portfolio	Pro Forma Adjustments	VIT Equity Index Fund— Pro Forma Combined
Net Assets
Class A Shares	$790,304,194	$332,957,896	—	$1,123,262,090
Class B Shares	$53,336,053	$68,551,806	$(68,551,806)	$53,336,053
Class B2 Shares	—	—	$68,551,806	$68,551,806

Total Net Assets	$843,640,247	$401,509,702	—	$1,245,149,949

Shares Outstanding
Class A Shares	62,064,495	36,513,515	(10,358,142)	88,219,868
Class B Shares	4,191,602	7,543,430	(7,543,430)	4,191,602
Class B2 Shares	—	—	5,389,293	5,389,293
Net Asset Value Per Share
Class A Shares	$12.73	$9.12	—	$12.73
Class B Shares	$12.72	$9.09	—	$12.72
Class B2 Shares	—	—	—	$12.72

(1)	Assumes the merger had been consummated on December 31, 2004, and is for information purposes only. No assurance can be given as to how many shares of

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VIT Equity Index Fund will be received by the shareholders of SVS Index Portfolio on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of VIT Equity Index Fund that actually will be received on or after such date.

Unaudited pro forma combined financial statements of the Funds as of December 31, 2004 and for the twelve-month period then ended are included in the Merger SAI. Because the Agreement provides that VIT Equity Index Fund will be the surviving Fund following the merger, and because VIT Equity Index Fund’s investment objective and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of SVS Index Portfolio to VIT Equity Index Fund as contemplated by the Agreement.

The Trustees of the Trust, including the Disinterested Trustees, recommend approval of the merger.

V. INFORMATION ABOUT VOTING AND THE SHAREHOLDER SPECIAL MEETING

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of SVS Index Portfolio with and into VIT Equity Index Fund and the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the Special Meeting of shareholders (the “Meeting”). The Meeting is to be held September 2, 2005 at 9:00 a.m. Eastern time, at the offices of DeAM, Inc., 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy or voting instruction form are being mailed to investors on or about                     , 2005.

As of June 21, 2005, SVS Index Portfolio had the following shares outstanding:

Share Class	Number of Shares
Class A
Class B

As of June 21, 2005, VIT Equity Index Fund had the following shares outstanding:

Share Class	Number of Shares
Class A
Class B

Only shareholders of record on June 21, 2005 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of the Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the form of proxy.

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Required Vote.    Proxies are being solicited from shareholders of SVS Index Portfolio by the Trust’s Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the shareholders of SVS Index Portfolio entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the Meeting.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of SVS Index Portfolio at the close of business on June 21, 2005 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of at least 30% of the shares of SVS Index Portfolio outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by SVS Index Portfolio as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will have the effect of a negative vote on the proposal. Shares attributable to amounts retained by each Participating Insurance Company will be voted in the same proportion as voting instructions received from Contract Owners. Accordingly, there are not expected to be any “broker non-votes.”

Share Ownership.     As of June 21, 2005, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of SVS Index Portfolio. As of June 21, 2005, the officers and Trustees of Scudder Investments VIT Funds, as a group, beneficially owned less than 1% of the outstanding shares of VIT Equity Index Fund. To the best of the knowledge of VIT Equity Index Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of VIT Equity Index Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned
A		%
B		%

To the best of the knowledge of SVS Index Portfolio, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of SVS Index Portfolio as of June 21, 2005:

Class	Shareholder Name and Address	Percentage Owned
A		%
B		%

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Solicitation of Proxies.    As discussed above, shares of SVS Index Portfolio are offered only to Participating Insurance Companies to fund benefits under their Contracts. Therefore, shares of SVS Index Portfolio are held by separate accounts, or sub-accounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual Contract Owners or to a group (e.g., a defined benefit plan) in which Contract Owners participate. Contract Owners have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting). A Participating Insurance Company must vote the shares of SVS Index Portfolio held in its name as directed. In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of the proposal. If a Participating Insurance Company does not receive voting instructions for all of the shares of SVS Index Portfolio held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to the proposal, for, against, or abstaining, in the same proportion as the shares of SVS Index Portfolio for which it has received instructions from Contract Owners (i.e., “echo voting”). This Prospectus/Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies and the actual shareholders of SVS Index Portfolio. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement.

In addition to soliciting proxies by mail, certain officers and representatives of VIT Equity Index Fund, officers and employees of DeAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services (“Computershare”) has been engaged to act as information agent at an estimated cost of $3,500.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-866-863-3900. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of

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preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for SVS Index Portfolio, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Voting Instructions.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust at 222 South Riverside Plaza, Chicago, IL 60606, (ii) by properly executing a later-dated proxy that is received by SVS Index Portfolio at or prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy. Only a shareholder may execute or revoke a proxy. Contract Owners should consult their Participating Insurance Company regarding their ability to revoke voting instructions after such instructions have been provided to the Participating Insurance Company.

Adjournment.    If sufficient votes in favor of the proposal set forth in the Notice of Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable time after the date set for the original meeting to permit further solicitation of proxies.

VI. REGULATORY AND LITIGATION MATTERS

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2005, by and among Scudder Investments VIT Funds (the “Acquiring Trust”), a Massachusetts business trust, on behalf of Scudder VIT Equity 500 Index Fund (the “Acquiring Fund”), a separate series of the Acquiring Trust; Scudder Variable Series II (the “Acquired Trust” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of SVS Index 500 Portfolio (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), a separate series of the Acquired Trust; and Deutsche Asset Management, Inc. (“DeAM, Inc.”), investment adviser for the Acquiring Fund (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is One South Street, Baltimore, Maryland 21202. The principal place of business of the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A and Class B2 voting shares of beneficial interest (par value $0.01 per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of Acquiring Fund Shares to the Class A and Class B shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A and Class B2 Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Class A and Class B shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class (in the case of the Acquired Fund’s Class B Shares, Class B2 Shares of the Acquiring Fund), computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2  The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4  On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5  Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, Acquiring Fund Shares of the same class (in the case of the Acquired Fund’s Class B, Class B2 of the Acquiring Fund) received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A and Class B2 Acquiring Fund Shares to be so credited to the Class A and Class B Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class (in the case of the Acquired Fund’s Class B Shares, Class B2 Shares of the Acquiring Fund) owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A and Class B shares of the Acquired Fund, if any, will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectuses and statement of additional information.

1.7  Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1  The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectuses or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2  The net asset value of a Class A or Class B2 Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3  The number of Class A and Class B2 Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class A and Class B shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class (in the case of the Acquired Fund’s Class B, Class B2 of the Acquiring Fund) determined in accordance with section 2.2.

2.4  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be September 19, 2005, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2  The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  Scudder Investments Service Company (“SISC”) (or its designee), as transfer agent (or subtransfer agent) for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A and Class B Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A and Class B2 shares of the Acquiring Fund or Class A and Class B shares of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund’s Board members.

4.	Representations and Warranties

4.1  The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)  The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)  Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 2004, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since December 31, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j)  All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of SISC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(k)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectuses and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust. The Acquiring Trust and the Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2004, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since December 31, 2004, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

(k)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(l)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)  The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1  The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and the Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and the Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s prospectuses, copies of which have been delivered to the Acquired Fund.

5.2  Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3  The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than November 1, 2005.

5.4  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

5.11  As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2  The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3  The Acquired Fund shall have received on the Closing Date an opinion of Willkie, Farr & Gallagher LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Trust has been formed and is legally existing as a business trust;

(b)  the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the issuance of the Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

6.4  The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5  The Acquiring Fund shall have adopted a new investment management fee schedule of 0.200% of average daily net assets for the first $1 billion in assets, 0.175% of average daily net assets for the next $1 billion in assets and 0.150% of average daily net assets exceeding $2 billion, and entered into an expense cap agreement with DeAM, Inc. limiting the expenses of the Class A and Class B2 shares of VIT Equity Index Fund to 0.28% and 0.63%, respectively, excluding certain expenses, for the period commencing September 19, 2005 and ending                     , 2008, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2  The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3  The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquired Trust has been formed and is an existing business trust;

(b)  the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 4.1 of the Agreement, the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

7.5  The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of Acquired Fund liabilities by the Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares received by the Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to the Acquiring Fund in the reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Trust and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1  The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1  Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  DeAM, Inc., or its affiliates will bear all the expenses associated with the Reorganization, including any transaction costs payable by the Acquired Fund in connection with sales of certain of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before November 18, 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., and Cathy G. O’Kelly, Esq., or to the Acquiring Fund, One South Street, Baltimore, Maryland 21202, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York, 10019, Attention: Burton M. Leibert, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust’s Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	SCUDDER INVESTMENTS VIT FUNDS, on behalf of Scudder VIT Equity 500 Index Fund

Secretary	By: Its:

Attest:	SCUDDER VARIABLE SERIES II, on behalf of SVS Index 500 Portfolio

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO

DEUTSCHE ASSET MANAGEMENT, INC.

By: Its:

Scudder Investments

222 South Riverside Plaza

Chicago, Illinois 60606

(312) 537-7000

For more information please call your Fund’s information agent,

Computershare Fund Services, at 1-(866)-863-3900.

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SCUDDER Investments P.O. Box 9132 Hingham, MA 02043-9132

3 EASY WAYS TO VOTE YOUR PROXY CARD

Vote by Phone: Call toll-free 1-800-________. Follow the recorded instructions.

Vote on the Internet: log on to proxyweb.com. Follow the on-screen instructions.

Vote by mail: Check the appropriate box on the reverse side of the proxy card, sign and date the card and return in the envelope provided

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD

999 999 999 999 99	PROXY CARD

SVS INDEX 500 PORTFOLIO

SCUDDER VARIABLE SERIES II

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

345 Park Avenue, 27th Floor New York, New York 10154

9:00 a.m. Eastern time, on September 2, 2005

The undersigned hereby appoints Philip J. Collora, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice of Special Meeting and the related Proxy Statement/Prospectus is hereby acknowledged.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

Dated:	_______________________________

Signature(s) (Title(s), if applicable)		(Sign in the Box)

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

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Please fill in circle as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.

YOUR VOTE IS IMPORTANT! UNLESS VOTING BY TELEPHONE OR THROUGH THE INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

Vote on Proposal 1:	FOR	AGAINST	ABSTAIN

1. Approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of SVS Index 500 Portfolio to Scudder VIT Equity 500 Index Fund, in exchange for shares of Scudder VIT Equity 500 Index Fund and the assumption by Scudder VIT Equity 500 Index Fund of all of the liabilities of SVS Index 500 Portfolio, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of SVS Index 500 Portfolio, in complete termination and liquidation of SVS Index 500 Portfolio.	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.	[Code	]

STATEMENT OF ADDITIONAL INFORMATION

One South Street

Baltimore, MD 21202

1-410-895-5000

RELATING TO THE ACQUISITION BY SCUDDER INVESTMENTS VIT FUNDS - SCUDDER VIT EQUITY 500 INDEX FUND (THE “ACQUIRING FUND”)

OF THE ASSETS OF SCUDDER VARIABLE SERIES II - SVS INDEX 500 PORTFOLIO (THE “ACQUIRED FUND”)

Dated:                          , 2005

This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information.

(i) Class A and Class B2 Statement of Additional Information for the Acquiring Fund, dated May 1, 2005, as amended                          , 2005.

(ii) Annual Report of the Acquiring Fund for the year ended December 31, 2004.

(iii) Unaudited pro forma financial statements.

The unaudited pro forma financial statements are intended to present the financial condition and related results of operations of the Acquiring Fund and the Acquired Funds as if the mergers had been consummated on December 31, 2004, unless otherwise noted.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated                          , 2005, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with, and is hereby incorporated by reference into, the Prospectus/Proxy Statement.

Pro Forma

Portfolio of Investments

as of December 31, 2004

(UNAUDITED)

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Common Stocks 98.6%
Consumer Discretionary 11.6%
Auto Components 0.2%
Cooper Tire & Rubber Co.	2,449	7,200	9,649	52,776	155,160	207,936
Dana Corp.	5,357	10,685	16,042	92,837	185,171	278,008
Delphi Corp.	18,383	35,973	54,356	165,815	324,476	490,291
Goodyear Tire & Rubber Co.	6,957	14,700	21,657	101,989	215,502	317,491
Johnson Controls, Inc.	6,906	14,000	20,906	438,117	888,160	1,326,277
Visteon Corp.	3,894	12,636	16,530	38,044	123,454	161,498

				889,578	1,891,923	2,781,501

Automobiles 0.6%
Ford Motor Co.	64,203	138,902	203,105	939,932	2,033,525	2,973,457
General Motors Corp.	19,491	40,230	59,721	780,810	1,611,614	2,392,424
Harley-Davidson, Inc.	10,535	21,700	32,235	640,001	1,318,275	1,958,276

				2,360,743	4,963,414	7,324,157

Distributors 0.1%
Genuine Parts Co.	5,509	11,200	16,709	242,727	493,472	736,199
Hotels Restaurants & Leisure 1.6%
Carnival Corp.	22,491	47,000	69,491	1,296,156	2,708,610	4,004,766
Darden Restaurants, Inc.	5,275	11,050	16,325	146,328	306,527	452,855
Harrah’s Entertainment, Inc.	4,319	9,100	13,419	288,898	608,699	897,597
Hilton Hotels Corp.	13,040	27,700	40,740	296,530	629,898	926,428
International Game Technology	11,497	24,168	35,665	395,267	830,896	1,226,163
Marriott International, Inc. “A”	7,817	17,500	25,317	492,315	1,102,150	1,594,465
McDonald’s Corp.	44,906	92,400	137,306	1,439,686	2,962,344	4,402,030
Starbucks Corp.	14,333	30,100	44,433	893,806	1,877,036	2,770,842
Starwood Hotels & Resorts Worldwide, Inc.	6,846	14,232	21,078	399,806	831,149	1,230,955
Wendy’s International, Inc.	3,611	9,800	13,411	141,768	384,748	526,516
YUM! Brands, Inc.	9,849	20,300	30,149	464,676	957,754	1,422,430

				6,255,236	13,199,811	19,455,047

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Household Durables 0.5%
Black & Decker Corp.	2,694	5,400	8,094	237,961	476,982	714,943
Centex Corp.	4,056	9,000	13,056	241,656	536,220	777,876
Fortune Brands, Inc.	5,187	10,900	16,087	400,333	841,262	1,241,595
KB Home	1,769	3,900	5,669	184,684	407,160	591,844
Leggett & Platt, Inc.	6,357	12,700	19,057	180,729	361,061	541,790
Maytag Corp.	3,229	6,700	9,929	68,132	141,370	209,502
Newell Rubbermaid, Inc.	9,046	17,524	26,570	218,823	423,906	642,729
Pulte Homes, Inc.	4,196	8,800	12,996	267,705	561,440	829,145
Snap-on, Inc.	1,893	3,400	5,293	65,043	116,824	181,867
The Stanley Works	2,719	7,100	9,819	133,204	347,829	481,033
Whirlpool Corp.	2,314	4,900	7,214	160,152	339,129	499,281

				2,158,422	4,553,183	6,711,605

Internet & Catalog Retail 0.7%
eBay, Inc.	23,235	48,581	71,816	2,701,766	5,648,999	8,350,765
Leisure Equipment & Products 0.2%
Brunswick Corp.	3,575	7,500	11,075	176,962	371,250	548,212
Eastman Kodak Co.	10,459	20,100	30,559	337,303	648,225	985,528
Hasbro, Inc.	5,527	14,359	19,886	107,113	278,277	385,390
Mattel, Inc.	14,553	30,200	44,753	283,638	588,598	872,236

				905,016	1,886,350	2,791,366

Media 3.9%
Clear Channel Communications, Inc.	20,659	41,834	62,493	691,870	1,401,021	2,092,891
Comcast Corp. “A”	77,777	165,986	243,763	2,588,419	5,524,014	8,112,433
Dow Jones & Co., Inc.	2,720	4,700	7,420	117,123	202,382	319,505
Gannett Co., Inc.	8,946	20,300	29,246	730,888	1,658,510	2,389,398
Interpublic Group of Companies, Inc.	13,697	28,800	42,497	183,540	385,920	569,460
Knight-Ridder, Inc.	3,034	6,400	9,434	203,096	428,416	631,512
McGraw-Hill Companies, Inc.	6,869	14,800	21,669	628,788	1,354,792	1,983,580
Meredith Corp.	1,700	2,900	4,600	92,140	157,180	249,320
New York Times Co. “A”	4,882	9,500	14,382	199,186	387,600	586,786
News Corp. “A”	91,400	192,600	284,000	1,705,524	3,593,916	5,299,440
Omnicom Group, Inc.	6,782	13,700	20,482	571,858	1,155,184	1,727,042
Time Warner, Inc.	159,460	335,048	494,508	3,099,902	6,513,333	9,613,235
Tribune Co.	10,806	24,425	35,231	455,365	1,029,270	1,484,635
Univision Communications, Inc. “A”	11,205	23,900	35,105	327,970	699,553	1,027,523
Viacom, Inc. “B”	59,709	125,825	185,534	2,172,810	4,578,772	6,751,582
Walt Disney Co.	70,937	150,400	221,337	1,972,049	4,181,120	6,153,169

				15,740,528	33,250,983	48,991,511

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Multiline Retail 1.1%
Big Lots, Inc.	3,692	6,800	10,492	44,784	82,484	127,268
Dillard’s, Inc. “A”	3,351	7,100	10,451	90,041	190,777	280,818
Dollar General Corp.	12,247	24,847	37,094	254,370	516,072	770,442
Family Dollar Stores, Inc.	5,679	13,726	19,405	177,355	428,663	606,018
Federated Department Stores, Inc.	6,209	12,200	18,409	358,818	705,038	1,063,856
J.C. Penny Co., Inc.	9,683	19,900	29,583	400,876	823,860	1,224,736
Kohl’s Corp.	11,781	24,600	36,381	579,272	1,209,582	1,788,854
May Department Stores Co.	10,737	22,850	33,587	315,668	671,790	987,458
Nordstrom, Inc.	4,524	10,800	15,324	211,407	504,684	716,091
Sears, Roebuck & Co.	7,001	14,700	21,701	357,261	750,141	1,107,402
Target Corp.	31,811	66,400	98,211	1,651,945	3,448,152	5,100,097

				4,441,797	9,331,243	13,773,040

Specialty Retail 2.2%
AutoNation, Inc.	8,500	18,200	26,700	163,285	349,622	512,907
AutoZone, Inc.	2,742	5,500	8,242	250,372	502,205	752,577
Bed Bath & Beyond, Inc.	10,776	23,300	34,076	429,208	928,039	1,357,247
Best Buy Co., Inc.	10,997	23,350	34,347	653,442	1,387,457	2,040,899
Circuit City Stores, Inc.	7,630	16,000	23,630	119,333	250,240	369,573
Home Depot, Inc.	76,433	160,800	237,233	3,266,746	6,872,592	10,139,338
Limited Brands	14,021	31,676	45,697	322,763	729,182	1,051,945
Lowe’s Companies, Inc.	27,536	12,800	40,336	1,585,798	899,840	2,485,638
Office Depot, Inc.	9,903	24,800	34,703	171,916	430,528	602,444
OfficeMax, Inc.	3,441	8,200	11,641	107,979	257,316	365,295
RadioShack Corp.	5,270	12,900	18,170	173,278	424,152	597,430
Sherwin-Williams Co.	4,770	10,300	15,070	212,885	459,689	672,574
Staples, Inc.	18,026	38,350	56,376	607,657	1,292,779	1,900,436
The Gap, Inc.	30,825	65,625	96,450	651,024	1,386,000	2,037,024
Tiffany & Co.	4,600	9,500	14,100	147,062	303,715	450,777
TJX Companies, Inc.	17,493	34,400	51,893	439,599	864,472	1,304,071
Toys “R” Us, Inc.	8,117	17,500	25,617	166,155	358,225	524,380

				9,468,502	17,696,053	27,164,555

Textiles, Apparel & Luxury Goods 0.5%
Coach, Inc.	6,500	13,200	19,700	366,600	744,480	1,111,080
Jones Apparel Group, Inc.	4,166	7,897	12,063	152,351	288,793	441,144
Liz Claiborne, Inc.	3,766	7,400	11,166	158,963	312,354	471,317
NIKE, Inc. “B”	9,063	20,000	29,063	821,923	1,813,800	2,635,723
Reebok International Ltd.	2,518	5,300	7,818	110,792	233,200	343,992
VF Corp.	4,121	7,900	12,021	228,221	437,502	665,723

				1,838,850	3,830,129	5,668,979

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Consumer Staples 10.4%
Beverages 2.2%
Adolph Coors Co. “B”	1,535	3,200	4,735	116,153	242,144	358,297
Anheuser-Busch Companies, Inc.	28,190	59,400	87,590	1,430,079	3,013,362	4,443,441
Brown-Forman Corp. “B”	3,780	7,400	11,180	184,010	360,232	544,242
Coca-Cola Co.	84,204	176,800	261,004	3,505,413	7,360,184	10,865,597
Coca-Cola Enterprises, Inc.	16,834	36,100	52,934	350,989	752,685	1,103,674
Pepsi Bottling Group, Inc.	9,100	16,592	25,692	246,064	448,648	694,712
PepsiCo, Inc.	59,478	124,560	184,038	3,104,752	6,502,032	9,606,784

				8,937,460	18,679,287	27,616,747

Food & Staples Retailing 3.2%
Albertsons, Inc.	12,891	27,142	40,033	307,837	648,151	955,988
Costco Wholesale Corp.	16,694	35,400	52,094	808,157	1,713,714	2,521,871
CVS Corp.	14,096	28,300	42,396	635,307	1,275,481	1,910,788
Kroger Co.	26,149	54,700	80,849	458,653	959,438	1,418,091
Safeway, Inc.	14,637	30,600	45,237	288,934	604,044	892,978
SUPERVALU, Inc.	4,270	8,200	12,470	147,400	283,064	430,464
Sysco Corp.	22,826	48,500	71,326	871,268	1,851,245	2,722,513
Wal-Mart Stores, Inc.	147,874	311,100	458,974	7,810,705	16,432,302	24,243,007
Walgreen Co.	35,891	76,400	112,291	1,377,138	2,931,468	4,308,606

				12,705,399	26,698,907	39,404,306

Food Products 1.3%
Archer-Daniels-Midland Co.	23,716	50,575	74,291	529,104	1,128,328	1,657,432
Campbell Soup Co.	13,499	28,000	41,499	403,485	836,920	1,240,405
ConAgra Foods, Inc.	17,361	39,900	57,261	511,282	1,175,055	1,686,337
General Mills, Inc.	13,616	29,064	42,680	676,851	1,444,771	2,121,622
H.J. Heinz Co.	12,190	26,200	38,390	475,288	1,021,538	1,496,826
Hershey Foods Corp.	8,478	17,600	26,078	470,868	977,504	1,448,372
Kellogg Co.	15,093	3,100	18,193	674,054	1,384,460	2,058,514
McCormick & Co, Inc.	4,500	8,400	12,900	173,700	324,240	497,940
Sara Lee Corp.	28,428	61,200	89,628	686,252	1,477,368	2,163,620
William Wrigley Jr. Co.	7,470	16,700	24,170	516,849	1,155,473	1,672,322

				5,117,733	10,925,657	16,043,390

Household Products 1.8%
Clorox Co.	5,230	12,400	17,630	308,204	730,732	1,038,936
Colgate-Palmolive Co.	18,820	40,200	59,020	962,831	2,056,632	3,019,463
Kimberly-Clark Corp.	17,669	37,000	54,669	1,162,797	2,434,970	3,597,767
Procter & Gamble Co.	88,342	185,727	274,069	4,865,877	10,229,843	15,095,720

				7,299,709	15,452,177	22,751,886

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Personal Products 0.6%
Alberto-Culver Co. “B”	3,050	5,500	8,550	148,139	267,135	415,274
Avon Products, Inc.	15,982	33,600	49,582	618,503	1,300,320	1,918,823
Gillette Co.	35,192	74,200	109,392	1,575,898	3,322,676	4,898,574

				2,342,540	4,890,131	7,232,671

Tobacco 1.3%
Altria Group, Inc.	71,547	150,700	222,247	4,371,522	9,207,770	13,579,292
Reynolds American, Inc.	5,245	10,800	16,045	412,257	848,880	1,261,137
UST, Inc.	6,211	13,400	19,611	298,811	644,674	943,485

				5,082,590	10,701,324	15,783,914

Energy 7.1%
Energy Equipment & Services 1.0%
Baker Hughes, Inc.	12,449	26,640	39,089	531,199	1,136,729	1,667,928
BJ Services Co.	6,069	1,300	7,369	282,451	605,020	887,471
Halliburton Co.	15,007	31,300	46,307	588,875	1,228,212	1,817,087
Nabors Industries Ltd.	4,998	10,094	15,092	256,347	517,721	774,068
Noble Corp.	4,440	11,200	15,640	220,846	557,088	777,934
Rowan Companies, Inc.	4,409	9,600	14,009	114,193	248,640	362,833
Schlumberger Ltd.	20,544	42,700	63,244	1,375,421	2,858,765	4,234,186
Transocean, Inc.	11,124	22,520	33,644	471,546	954,623	1,426,169

				3,840,878	8,106,798	11,947,676

Oil & Gas 6.1%
Amerada Hess Corp.	2,950	6,300	9,250	243,021	518,994	762,015
Anadarko Petroleum Corp.	8,327	17,121	25,448	539,673	1,109,612	1,649,285
Apache Corp.	10,997	24,312	35,309	556,118	1,229,458	1,785,576
Ashland, Inc.	2,315	6,100	8,415	135,150	356,118	491,268
Burlington Resources, Inc.	14,196	30,200	44,396	617,526	1,313,700	1,931,226
ChevronTexaco Corp.	73,802	154,866	228,668	3,875,343	8,132,014	12,007,357
ConocoPhillips	24,347	51,544	75,891	2,114,050	4,475,566	6,589,616
Devon Energy Corp.	17,572	37,400	54,972	683,902	1,455,608	2,139,510
El Paso Corp.	21,441	44,186	65,627	222,987	459,534	682,521
EOG Resources, Inc.	3,939	8,000	11,939	281,087	570,880	851,967
ExxonMobil Corp.	225,486	474,517	700,003	11,558,412	24,323,741	35,882,153
Kerr-McGee Corp.	4,970	10,136	15,106	287,216	585,759	872,975
Kinder Morgan, Inc.	4,064	10,100	14,164	297,200	738,613	1,035,813
Marathon Oil Corp.	12,523	2,600	15,123	470,990	977,860	1,448,850
Occidental Petroleum Corp.	14,311	30,600	44,911	835,190	1,785,816	2,621,006
Sunoco, Inc.	2,808	6,100	8,908	229,442	498,431	727,873
Unocal Corp.	9,808	20,800	30,608	424,098	899,392	1,323,490
Valero Energy Corp.	8,600	18,400	27,000	390,440	835,360	1,225,800
Williams Companies, Inc.	20,143	43,123	63,266	328,130	702,474	1,030,604
XTO Energy, Inc.	9,100	19,200	28,300	321,958	679,296	1,001,254

				24,411,933	51,648,226	76,060,159

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Financials 20.6%
Banks 6.5%
AmSouth Bancorp.	11,645	23,100	34,745	301,605	598,290	899,895
Bank of America Corp.	140,908	296,310	437,218	6,621,267	13,923,607	20,544,874
BB&T Corp.	18,759	40,900	59,659	788,816	1,719,845	2,508,661
Comerica, Inc.	6,346	13,400	19,746	387,233	817,668	1,204,901
Compass Bancshares, Inc.	3,700	7,400	11,100	180,079	360,158	540,237
Fifth Third Bancorp.	20,291	42,692	62,983	959,358	2,018,478	2,977,836
First Horizon National Corp.	4,143	10,500	14,643	178,605	452,655	631,260
Golden West Financial Corp.	10,906	22,600	33,506	669,847	1,388,092	2,057,939
Huntington Bancshares, Inc.	9,010	15,650	24,660	223,268	387,807	611,075
KeyCorp.	14,818	30,800	45,618	502,330	1,044,120	1,546,450
M&T Bank Corp.	3,897	8,500	12,397	420,252	916,640	1,336,892
Marshall & Ilsley Corp.	7,300	14,500	21,800	322,660	640,900	963,560
National City Corp.	24,503	52,300	76,803	920,088	1,963,865	2,883,953
North Fork Bancorp., Inc.	16,200	33,150	49,350	467,370	956,377	1,423,747
PNC Financial Services Group	10,280	22,000	32,280	590,483	1,263,680	1,854,163
Regions Financial Corp.	15,287	31,926	47,213	544,064	1,136,246	1,680,310
Sovereign Bancorp, Inc.	10,967	26,651	37,618	247,306	600,980	848,286
SunTrust Banks, Inc.	13,349	28,500	41,849	986,224	2,105,580	3,091,804
Synovus Financial Corp.	10,082	20,150	30,232	288,144	575,887	864,031
US Bancorp.	66,411	140,470	206,881	2,079,992	4,399,520	6,479,512
Wachovia Corp.	56,560	119,821	176,381	2,975,056	6,302,585	9,277,641
Washington Mutual, Inc.	30,177	62,448	92,625	1,275,884	2,640,301	3,916,185
Wells Fargo & Co.	58,813	126,200	185,013	3,655,228	7,843,330	11,498,558
Zions Bancorp.	3,565	7,700	11,265	242,527	523,831	766,358

				25,827,686	54,580,442	80,408,128

Capital Markets 2.8%
Bank of New York Co., Inc.	28,087	59,900	87,987	938,668	2,001,858	2,940,526
Bear Stearns Companies, Inc.	3,400	7,072	10,472	347,854	723,536	1,071,390
Charles Schwab Corp.	48,497	103,100	151,597	580,024	1,233,076	1,813,100
E*TRADE Financial Corp.	12,000	29,300	41,300	179,400	438,035	617,435
Federated Investors, Inc. “B”	3,500	6,400	9,900	106,400	194,560	300,960
Franklin Resources, Inc.	9,012	19,400	28,412	627,686	1,351,210	1,978,896
Goldman Sachs Group, Inc.	16,795	35,400	52,195	1,747,352	3,683,016	5,430,368
Janus Capital Group, Inc.	7,856	14,800	22,656	132,059	248,788	380,847
Lehman Brothers Holdings, Inc.	9,383	19,122	28,505	820,825	1,672,793	2,493,618
Mellon Financial Corp.	15,773	28,600	44,373	490,698	889,746	1,380,444
Merrill Lynch & Co., Inc.	32,662	69,900	102,562	1,952,208	4,177,923	6,130,131
Morgan Stanley	38,802	8,200	47,002	2,154,287	4,552,640	6,706,927
Northern Trust Corp.	7,049	14,300	21,349	342,440	694,694	1,037,134
State Street Corp.	12,153	26,000	38,153	596,955	1,277,120	1,874,075
T. Rowe Price Group, Inc.	4,731	10,600	15,331	294,268	659,320	953,588

				11,311,124	23,798,315	35,109,439

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Consumer Finance 1.4%
American Express Co.	44,623	92,000	136,623	2,515,399	5,186,040	7,701,439
Capital One Financial Corp.	8,273	17,300	25,573	696,669	1,456,833	2,153,502
MBNA Corp.	45,213	95,940	141,153	1,274,554	2,704,549	3,979,103
Providian Financial Corp.	9,714	19,000	28,714	159,990	312,930	472,920
SLM Corp.	15,425	32,700	48,125	823,541	1,745,853	2,569,394

				5,470,153	11,406,205	16,876,358

Diversified Financial Services 5.0%
CIT Group, Inc.	7,300	14,900	22,200	334,486	682,718	1,017,204
Citigroup, Inc.	181,277	381,274	562,551	8,733,926	18,369,781	27,103,707
Countrywide Financial Corp.	19,948	41,598	61,546	738,275	1,539,542	2,277,817
Fannie Mae	33,718	71,700	105,418	2,401,059	5,105,757	7,506,816
Freddie Mac	24,487	51,800	76,287	1,804,692	3,817,660	5,622,352
JPMorgan Chase & Co.	124,058	260,844	384,902	4,839,503	10,175,524	15,015,027
MGIC Investment Corp.	3,177	6,900	10,077	218,927	475,479	694,406
Moody’s Corp.	5,252	11,600	16,852	456,136	1,007,460	1,463,596
Principal Financial Group, Inc.	10,200	20,900	31,100	417,588	855,646	1,273,234

				19,944,592	42,029,567	61,974,159

Insurance 4.4%
ACE Ltd.	9,500	21,800	31,300	406,125	931,950	1,338,075
AFLAC, Inc.	17,900	37,400	55,300	713,136	1,490,016	2,203,152
Allstate Corp.	24,749	52,200	76,949	1,280,018	2,699,784	3,979,802
Ambac Financial Group, Inc.	3,586	8,250	11,836	294,518	677,572	972,090
American International Group, Inc.	90,855	191,189	282,044	5,966,448	12,555,382	18,521,830
Aon Corp.	10,283	25,100	35,383	245,352	598,886	844,238
Chubb Corp.	6,864	14,500	21,364	527,842	1,115,050	1,642,892
Cincinnati Financial Corp.	5,335	10,665	16,000	236,127	472,033	708,160
Hartford Financial Services Group, Inc.	10,388	21,051	31,439	719,992	1,459,045	2,179,037
Jefferson-Pilot Corp.	5,273	9,300	14,573	273,985	483,228	757,213
Lincoln National Corp.	6,146	13,600	19,746	286,895	634,848	921,743
Loews Corp.	6,730	56,700	63,430	473,119	3,265,353	3,738,472
Marsh & McLennan Companies, Inc.	18,571	39,900	58,471	610,986	1,312,710	1,923,696
MBIA, Inc.	5,264	11,300	16,564	333,106	715,064	1,048,170
MetLife, Inc.	26,745	56,100	82,845	1,083,440	2,272,611	3,356,051
Progressive Corp.	7,026	15,100	22,126	596,086	1,281,084	1,877,170
Prudential Financial, Inc.	18,490	39,200	57,690	1,016,210	2,154,432	3,170,642
Safeco Corp.	4,843	10,600	15,443	252,998	553,744	806,742
St. Paul Travelers Companies, Inc.	23,271	47,756	71,027	862,656	1,770,315	2,632,971
Torchmark Corp.	3,589	7,500	11,089	205,076	428,550	633,626
UnumProvident Corp.	9,316	24,649	33,965	167,129	442,203	609,332
XL Capital Ltd. “A”	4,841	9,400	14,241	375,904	729,910	1,105,814

				16,927,148	38,043,770	54,970,918

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Real Estate 0.5%
Apartment Investment & Management Co. “A” (REIT)	3,900	7,100	11,000	150,306	273,634	423,940
Archstone-Smith Trust (REIT)	6,100	12,700	18,800	233,630	486,410	720,040
Equity Office Properties Trust (REIT)	15,129	32,000	47,129	440,556	931,840	1,372,396
Equity Residential (REIT)	9,300	23,100	32,400	336,474	835,758	1,172,232
Plum Creek Timber Co., Inc. (REIT)	5,800	11,700	17,500	222,952	449,748	672,700
ProLogis (REIT)	5,700	11,800	17,500	246,981	511,294	758,275
Simon Property Group, Inc. (REIT)	8,168	17,400	25,568	528,225	1,125,258	1,653,483

				2,159,124	4,613,942	6,773,066

Health Care 12.5%
Biotechnology 1.3%
Amgen, Inc.	44,201	93,208	137,409	2,835,494	5,979,293	8,814,787
Applera Corp. - Applied Biosystems Group	6,641	13,300	19,941	138,864	278,103	416,967
Biogen Idec, Inc.	11,807	24,590	36,397	786,464	1,637,940	2,424,404
Chiron Corp.	6,860	14,900	21,760	228,644	496,617	725,261
Genzyme Corp.	8,047	17,700	25,747	467,289	1,027,839	1,495,128
Gilead Sciences, Inc.	14,784	30,908	45,692	517,292	1,081,471	1,598,763
MedImmune, Inc.	9,045	19,400	28,445	245,210	525,934	771,144

				5,219,257	11,027,197	16,246,454

Health Care Equipment & Supplies 2.2%
Bausch & Lomb, Inc.	1,782	4,600	6,382	114,868	296,516	411,384
Baxter International, Inc.	21,651	47,200	68,851	747,826	1,630,288	2,378,114
Becton, Dickinson & Co.	9,288	19,800	29,088	527,558	1,124,640	1,652,198
Biomet, Inc.	9,153	19,825	28,978	397,149	860,207	1,257,356
Boston Scientific Corp.	29,616	63,400	93,016	1,052,849	2,253,870	3,306,719
C.R. Bard, Inc.	3,416	6,900	10,316	218,556	441,462	660,018
Fisher Scientific International, Inc.	4,100	8,600	12,700	255,758	536,468	792,226
Guidant Corp.	10,934	22,900	33,834	788,341	1,651,090	2,439,431
Hospira, Inc.	5,139	10,380	15,519	172,157	347,730	519,887
Medtronic, Inc.	42,320	89,200	131,520	2,102,034	4,430,564	6,532,598
Millipore Corp.	1,631	2,800	4,431	81,240	139,468	220,708
PerkinElmer, Inc.	4,220	7,700	11,920	94,908	173,173	268,081
St. Jude Medical, Inc.	12,124	25,244	37,368	508,359	1,058,481	1,566,840
Stryker Corp.	14,456	30,702	45,158	697,502	1,481,372	2,178,874
Thermo Electron Corp.	6,105	10,400	16,505	184,310	313,976	498,286
Waters Corp.	3,900	8,200	12,100	182,481	383,678	566,159
Zimmer Holdings, Inc.	8,644	18,264	26,908	692,557	1,463,312	2,155,869

				8,818,453	18,586,295	27,404,748

Health Care Providers & Services 2.2%
Aetna, Inc.	5,150	10,800	15,950	642,463	1,347,300	1,989,763
AmerisourceBergen Corp.	3,744	7,384	11,128	219,698	433,293	652,991
Cardinal Health, Inc.	14,969	31,149	46,118	870,447	1,811,314	2,681,761
Caremark Rx, Inc.	15,843	32,800	48,643	624,689	1,293,304	1,917,993
CIGNA Corp.	4,645	9,400	14,045	378,893	766,758	1,145,651
Express Scripts, Inc.	2,905	6,300	9,205	222,058	481,572	703,630

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
HCA, Inc.	14,547	30,700	45,247	581,298	1,226,772	1,808,070
Health Management Associates, Inc. “A”	9,079	19,700	28,779	206,275	447,584	653,859
Humana, Inc.	6,142	12,800	18,942	182,356	380,032	562,388
IMS Health, Inc.	7,716	15,400	23,116	179,088	357,434	536,522
Laboratory Corp. of America Holdings	4,800	10,100	14,900	239,136	503,182	742,318
Manor Care, Inc.	2,838	7,500	10,338	100,550	265,725	366,275
McKesson Corp.	9,678	20,525	30,203	304,470	645,716	950,186
Medco Health Solutions, Inc.	9,925	19,166	29,091	412,880	797,306	1,210,186
Quest Diagnostics, Inc.	3,391	7,522	10,913	324,010	718,727	1,042,737
Tenet Healthcare Corp.	15,222	30,650	45,872	167,138	336,537	503,675
UnitedHealth Group, Inc.	22,896	48,400	71,296	2,015,535	4,260,652	6,276,187
WellPoint, Inc.	10,328	21,364	31,692	1,187,720	2,456,860	3,644,580

				8,858,704	18,530,068	27,388,772

Pharmaceuticals 6.8%
Abbott Laboratories	54,995	116,400	171,395	2,565,517	5,430,060	7,995,577
Allergan, Inc.	4,736	9,200	13,936	383,948	745,844	1,129,792
Bristol-Myers Squibb Co.	69,041	146,246	215,287	1,768,830	3,746,823	5,515,653
Eli Lilly & Co.	39,275	84,400	123,675	2,228,856	4,789,700	7,018,556
Forest Laboratories, Inc.	12,540	26,500	39,040	562,544	1,188,790	1,751,334
Johnson & Johnson	103,606	217,818	321,424	6,570,693	13,814,018	20,384,711
King Pharmaceuticals, Inc.	8,965	16,321	25,286	111,166	202,380	313,546
Merck & Co., Inc.	77,275	162,462	239,737	2,483,618	5,221,529	7,705,147
Mylan Laboratories, Inc.	9,800	20,300	30,100	173,264	358,904	532,168
Pfizer, Inc.	263,128	553,843	816,971	7,075,512	14,892,838	21,968,350
Schering-Plough Corp.	51,983	109,300	161,283	1,085,405	2,282,184	3,367,589
Watson Pharmaceuticals, Inc.	4,059	8,400	12,459	133,176	275,604	408,780
Wyeth	46,568	99,700	146,268	1,983,331	4,246,223	6,229,554

				27,125,860	57,194,897	84,320,757

Industrials 11.5%
Aerospace & Defense 2.0%
Boeing Co.	29,760	63,100	92,860	1,540,675	3,266,687	4,807,362
General Dynamics Corp.	6,876	15,000	21,876	719,230	1,569,000	2,288,230
Goodrich Corp.	3,932	7,200	11,132	128,340	235,008	363,348
Honeywell International, Inc.	30,103	64,975	95,078	1,065,947	2,300,765	3,366,712
L-3 Communications Holdings, Inc.	3,700	7,800	11,500	270,988	571,272	842,260
Lockheed Martin Corp.	15,622	34,000	49,622	867,802	1,888,700	2,756,502
Northrop Grumman Corp.	12,818	25,942	38,760	696,786	1,410,207	2,106,993
Raytheon Co.	16,426	34,100	50,526	637,822	1,324,103	1,961,925
Rockwell Collins, Inc.	5,856	11,700	17,556	230,961	461,448	692,409
United Technologies Corp.	18,219	37,800	56,019	1,882,934	3,906,630	5,789,564

				8,041,485	16,933,820	24,975,305

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Air Freight & Logistics 1.1%
FedEx Corp.	10,265	21,860	32,125	1,011,000	2,152,991	3,163,991
Ryder System, Inc.	2,652	4,200	6,852	126,686	200,634	327,320
United Parcel Service, Inc. “B”	39,411	83,472	122,883	3,368,064	7,133,517	10,501,581

				4,505,750	9,487,142	13,992,892

Airlines 0.1%
Delta Air Lines, Inc.	5,870	9,500	15,370	43,908	71,060	114,968
Southwest Airlines Co.	27,247	57,525	84,772	443,581	936,507	1,380,088

				487,489	1,007,567	1,495,056

Building Products 0.2%
American Standard Companies, Inc.	7,289	16,900	24,189	301,181	698,308	999,489
Masco Corp.	16,216	34,700	50,916	592,371	1,267,591	1,859,962

				893,552	1,965,899	2,859,451

Commercial Services & Supplies 1.0%
Allied Waste Industries, Inc.	11,039	19,600	30,639	102,442	181,888	284,330
Apollo Group, Inc. “A”*	6,611	14,163	20,774	533,574	1,143,096	1,676,670
Avery Dennison Corp.	3,615	7,500	11,115	216,792	449,775	666,567
Cendant Corp.	37,581	76,493	114,074	878,644	1,788,406	2,667,050
Cintas Corp.	5,764	13,500	19,264	252,809	592,110	844,919
Equifax, Inc.	4,524	8,200	12,724	127,124	230,420	357,544
H&R Block, Inc.	5,778	13,000	18,778	283,122	637,000	920,122
Monster Worldwide, Inc.	4,533	9,519	14,052	152,490	320,219	472,709
Pitney Bowes, Inc.	7,591	15,500	23,091	351,311	717,340	1,068,651
R.R. Donnelley & Sons Co.	7,164	14,300	21,464	252,818	504,647	757,465
Robert Half International, Inc.	5,600	12,000	17,600	164,808	353,160	517,968
Waste Management, Inc.	20,485	42,197	62,682	613,321	1,263,378	1,876,699

				3,929,255	8,181,439	12,110,694

Construction & Engineering 0.0%
Fluor Corp.	2,725	7,000	9,725	148,540	381,570	530,110
Electrical Equipment 0.4%
American Power Conversion Corp.	7,514	15,700	23,214	160,800	335,980	496,780
Cooper Industries, Ltd. “A”	3,051	6,300	9,351	207,132	427,707	634,839
Emerson Electric Co.	14,963	31,300	46,263	1,048,906	2,194,130	3,243,036
Power-One, Inc.	2,782	5,600	8,382	24,816	49,952	74,768
Rockwell Automation, Inc.	6,108	13,800	19,908	302,651	683,790	986,441

				1,744,305	3,691,559	5,435,864

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Industrial Conglomerates 4.7%
3M Co.	26,986	57,000	83,986	2,214,741	4,677,990	6,892,731
General Electric Co.	369,601	778,100	1,147,701	13,490,436	28,400,650	41,891,086
Textron, Inc.	4,982	9,600	14,582	367,672	708,480	1,076,152
Tyco International Ltd.	69,934	146,906	216,840	2,499,441	5,250,420	7,749,861

				18,572,290	39,037,540	57,609,830

Machinery 1.5%
Caterpillar, Inc.	11,950	25,000	36,950	1,165,244	2,437,750	3,602,994
Cummins, Inc.	1,702	3,600	5,302	142,611	301,644	444,255
Danaher Corp.	10,646	23,200	33,846	611,187	1,331,912	1,943,099
Deere & Co.	8,750	18,300	27,050	651,000	1,361,520	2,012,520
Dover Corp.	7,035	15,700	22,735	295,048	658,458	953,506
Eaton Corp.	5,542	10,200	15,742	401,019	738,072	1,139,091
Illinois Tool Works, Inc.	10,677	22,800	33,477	989,544	2,113,104	3,102,648
Ingersoll-Rand Co. “A”	6,335	13,300	19,635	508,700	1,067,990	1,576,690
ITT Industries, Inc.	3,473	7,200	10,673	293,295	608,040	901,335
Navistar International Corp.	2,271	6,100	8,371	99,879	268,278	368,157
PACCAR, Inc.	6,386	13,525	19,911	513,945	1,088,492	1,602,437
Pall Corp.	3,953	7,100	11,053	114,439	205,545	319,984
Parker-Hannifin Corp.	4,098	9,500	13,598	310,383	719,530	1,029,913

				6,096,294	12,900,335	18,996,629

Road & Rail 0.5%
Burlington Northern Santa Fe Corp.	13,515	28,500	42,015	639,395	1,348,335	1,987,730
CSX Corp.	7,001	14,500	21,501	280,600	581,160	861,760
Norfolk Southern Corp.	13,585	30,500	44,085	491,641	1,103,795	1,595,436
Union Pacific Corp.	8,957	18,300	27,257	602,358	1,230,675	1,833,033

				2,013,994	4,263,965	6,277,959

Trading Companies & Distributors 0.1%
W.W. Grainger, Inc.	2,974	5,700	8,674	198,128	379,734	577,862
Information Technology 15.7%
Communications Equipment 2.7%
ADC Telecommunications, Inc.	31,308	68,900	100,208	83,905	184,652	268,557
Andrew Corp.	6,180	13,400	19,580	84,233	182,642	266,875
Avaya, Inc.	15,715	34,300	50,015	270,298	592,196	862,494
CIENA Corp.	22,277	47,900	70,177	74,405	159,986	234,391
Cisco Systems, Inc.	230,632	488,500	719,132	4,451,198	9,428,050	13,879,248
Comverse Technologies, Inc.	7,308	15,698	23,006	178,681	383,816	562,497
Corning, Inc.	49,647	100,749	150,396	584,345	1,185,816	1,770,161
JDS Uniphase Corp.	52,034	114,755	166,789	164,948	363,773	528,721
Lucent Technologies, Inc.	157,488	333,960	491,448	592,155	1,255,690	1,847,845
Motorola, Inc.	84,565	177,481	262,046	1,454,518	3,052,673	4,507,191
QUALCOMM, Inc.	57,138	121,800	178,938	2,422,651	5,164,320	7,586,971
Scientific-Atlanta, Inc.	5,668	11,900	17,568	187,101	392,819	579,920
Tellabs, Inc.	17,477	35,100	52,577	150,127	301,509	451,636

				10,698,565	22,647,942	33,346,507

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Computers & Peripherals 3.9%
Apple Computer, Inc.	13,967	29,200	43,167	899,475	1,880,480	2,779,955
Dell, Inc.	87,046	184,200	271,246	3,668,118	7,762,188	11,430,306
EMC Corp.	85,224	176,600	261,824	1,267,281	2,626,042	3,893,323
Gateway, Inc.	11,777	23,300	35,077	70,780	140,033	210,813
Hewlett-Packard Co.	106,253	226,626	332,879	2,228,125	4,668,467	6,896,592
International Business Machines Corp.	58,035	122,155	180,190	5,721,090	12,042,040	17,763,130
Lexmark International, Inc. “A”*	4,536	9,000	13,536	385,560	765,000	1,150,560
NCR Corp	3,094	7,500	10,594	214,198	519,225	733,423
Network Appliance, Inc.	12,814	27,300	40,114	425,681	906,906	1,332,587
QLogic Corp.	3,509	7,300	10,809	128,886	268,129	397,015
Sun Microsystems, Inc.	119,166	254,400	373,566	641,113	1,368,672	2,009,785

				15,650,307	32,947,182	48,597,489

Electronic Equipment & Instruments 0.3%
Agilent Technologies, Inc.	17,471	34,718	52,189	421,051	836,704	1,257,755
Jabil Circuit, Inc.	6,581	13,300	19,881	168,342	340,214	508,556
Molex, Inc.	6,191	14,700	20,891	185,730	441,000	626,730
Sanmina-SCI Corp.	19,217	40,900	60,117	162,768	346,423	509,191
Solectron Corp.	31,507	66,900	98,407	167,932	356,577	524,509
Symbol Technologies, Inc.	7,650	15,550	23,200	132,345	269,015	401,360
Tektronix, Inc.	2,824	5,500	8,324	85,313	166,155	251,468

				1,323,481	2,756,088	4,079,569

Internet Software & Services 0.5%
Yahoo!, Inc.	48,444	102,300	150,744	1,825,370	3,854,664	5,680,034
IT Consulting & Services 1.1%
Affiliated Computer Services, Inc. “A”	4,500	8,800	13,300	270,855	529,672	800,527
Automatic Data Processing, Inc.	20,908	43,900	64,808	927,270	1,946,965	2,874,235
Computer Sciences Corp.	6,523	14,800	21,323	367,701	834,276	1,201,977
Convergys Corp.	4,747	9,700	14,447	71,158	145,403	216,561
Electronic Data Systems Corp.	17,253	36,200	53,453	398,544	836,220	1,234,764
First Data Corp.	29,635	62,519	92,154	1,260,673	2,659,558	3,920,231
Fiserv, Inc.	7,141	14,701	21,842	286,997	631,023	918,020
Paychex, Inc.	13,451	29,400	42,851	458,410	1,001,952	1,460,362
Sabre Holdings Corp.	4,362	8,290	12,652	96,662	183,706	280,368
SunGard Data Systems, Inc.	9,499	20,900	30,399	269,107	592,097	861,204
Unisys Corp.	10,880	21,300	32,180	110,758	216,834	327,592

				4,518,135	9,577,706	14,095,841

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Office Electronics 0.2%
Xerox Corp.	34,217	72,800	107,017	582,031	1,238,328	1,820,359
Semiconductors & Semiconductor Equipment 3.0%
Advanced Micro Devices, Inc.	13,913	28,800	42,713	306,364	634,176	940,540
Altera Corp.	13,465	28,400	41,865	278,726	587,880	866,606
Analog Devices, Inc.	12,662	26,700	39,362	467,481	985,764	1,453,245
Applied Materials, Inc.	58,625	122,900	181,525	1,002,488	2,101,590	3,104,078
Applied Micro Circuits Corp.	12,600	29,400	42,000	53,046	123,774	176,820
Broadcom Corp. “A”	11,277	24,456	35,733	364,022	757,160	1,121,182
Freescale Semiconductor, Inc. “B”	13,837	29,032	42,869	254,047	533,028	787,075
Intel Corp.	221,945	466,100	688,045	5,191,294	10,902,079	16,093,373
KLA-Tencor Corp.	7,086	15,000	22,086	330,066	698,700	1,028,766
Linear Technology Corp.	11,041	23,400	34,441	427,949	906,984	1,334,933
LSI Logic Corp.	12,513	32,300	44,813	68,571	177,004	245,575
Maxim Integrated Products, Inc.	11,147	23,000	34,147	472,521	974,970	1,447,491
Micron Technology, Inc.	20,014	42,439	62,453	247,173	524,122	771,295
National Semiconductor Corp.	12,434	25,000	37,434	223,190	448,750	671,940
Novellus Systems, Inc.	5,532	11,300	16,832	154,288	315,157	469,445
NVIDIA Corp.	6,307	13,500	19,807	148,593	318,060	466,653
PMC-Sierra, Inc.	6,855	15,024	21,879	77,119	169,020	246,139
Teradyne, Inc.	7,305	15,500	22,805	124,696	264,585	389,281
Texas Instruments, Inc.	59,957	125,791	185,748	1,476,141	3,096,974	4,573,115
Xilinx, Inc.	11,811	26,200	38,011	350,196	776,830	1,127,026

				12,017,971	25,296,607	37,314,578

Software 4.4%
Adobe Systems, Inc.	8,538	17,500	26,038	535,674	1,097,950	1,633,624
Autodesk, Inc.	8,248	17,800	26,048	313,012	675,510	988,522
BMC Software, Inc.	7,308	15,900	23,208	135,929	295,740	431,669
Citrix Systems, Inc.	6,498	13,300	19,798	159,396	326,249	485,645
Computer Associates International, Inc.	20,052	41,950	62,002	622,815	1,302,967	1,925,782
Compuware Corp.	12,246	31,600	43,846	79,232	204,452	283,684
Electronic Arts, Inc.	10,746	22,500	33,246	662,813	1,387,800	2,050,613
Intuit, Inc.	6,937	14,600	21,537	305,297	642,546	947,843
Mercury Interactive Corp.	3,183	7,000	10,183	144,986	318,850	463,836
Microsoft Corp.	380,162	800,400	1,180,562	10,154,127	21,378,684	31,532,811
Novell, Inc.	14,416	31,000	45,416	97,308	209,250	306,558
Oracle Corp.	178,469	376,800	555,269	2,448,595	5,169,696	7,618,291
Parametric Technology Corp.	7,591	15,000	22,591	44,711	88,350	133,061
Siebel Systems, Inc.	17,915	39,184	57,099	188,107	411,432	599,539
Symantec Corp.	21,574	45,600	67,174	555,746	1,174,656	1,730,402
VERITAS Software Corp.	14,686	31,436	46,122	419,285	897,498	1,316,783

				16,867,033	35,581,630	52,448,663

Materials 3.1%
Chemicals 1.7%
Air Products & Chemicals, Inc.	8,264	17,400	25,664	479,064	1,008,678	1,487,742
Dow Chemical Co.	33,595	70,316	103,911	1,663,289	3,481,345	5,144,634
E.I. du Pont de Nemours & Co.	35,350	73,845	109,195	1,733,918	3,622,097	5,356,015
Eastman Chemical Co.	2,537	6,400	8,937	146,461	369,472	515,933
Ecolab, Inc.	8,486	17,300	25,786	298,113	607,749	905,862

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Engelhard Corp.	4,300	8,500	12,800	131,881	260,695	392,576
Great Lakes Chemical Corp.	1,700	3,600	5,300	48,433	102,564	150,997
Hercules, Inc.	3,707	6,400	10,107	55,049	95,040	150,089
International Flavors & Fragrances, Inc.	3,111	5,500	8,611	133,275	235,620	368,895
Monsanto Co.	9,558	20,621	30,179	530,947	1,145,497	1,676,444
PPG Industries, Inc.	6,205	11,500	17,705	422,933	783,840	1,206,773
Praxair, Inc.	11,263	25,200	36,463	497,261	1,112,580	1,609,841
Rohm & Haas Co.	7,252	15,042	22,294	320,756	665,308	986,064
Sigma-Aldrich Corp.	2,820	6,000	8,820	170,497	362,760	533,257

				6,631,877	13,853,245	20,485,122

Construction Materials 0.0%
Vulcan Materials Co.	3,410	6,400	9,810	186,220	349,504	535,724
Containers & Packaging 0.2%
Ball Corp.	3,800	7,600	11,400	167,124	334,248	501,372
Bemis Co., Inc.	3,512	6,200	9,712	102,164	180,358	282,522
Pactiv Corp.	4,998	9,300	14,298	126,399	235,197	361,596
Sealed Air Corp.	2,695	5,353	8,048	143,563	285,154	428,717
Temple-Inland, Inc.	1,768	4,500	6,268	120,931	307,800	428,731

				660,181	1,342,757	2,002,938

Metals & Mining 0.7%
Alcoa, Inc.	30,467	64,276	94,743	957,273	2,019,552	2,976,825
Allegheny Technologies, Inc.	3,667	7,650	11,317	79,464	165,775	245,239
Freeport-McMoRan Copper & Gold, Inc. “B”	6,109	13,300	19,409	233,547	508,459	742,006
Newmont Mining Corp.	16,011	32,000	48,011	711,048	1,421,120	2,132,168
Nucor Corp.	5,502	11,800	17,302	287,975	617,612	905,587
Phelps Dodge Corp.	3,377	6,620	9,997	334,053	654,850	988,903
United States Steel Corp.	3,959	8,900	12,859	202,899	456,125	659,024

				2,806,259	5,843,493	8,649,752

Paper & Forest Products 0.5%
Georgia-Pacific Corp.	8,402	17,377	25,779	314,907	662,534	977,441
International Paper Co.	17,090	36,708	53,798	717,780	1,541,736	2,259,516
Louisiana-Pacific Corp.	4,297	9,500	13,797	114,902	254,030	368,932
MeadWestvaco Corp.	6,593	13,365	19,958	223,436	452,940	676,376
Weyerhaeuser Co.	8,699	18,900	27,599	584,747	1,270,458	1,855,205

				1,955,772	4,181,698	6,137,470

Telecommunication Services 3.2%
Diversified Telecommunication Services 2.9%
ALLTEL Corp.	10,137	23,600	33,737	595,650	1,386,736	1,982,386
AT&T Corp.	28,336	58,004	86,340	540,084	1,105,556	1,645,640
BellSouth Corp.	64,564	135,800	200,364	1,794,234	3,773,882	5,568,116
CenturyTel, Inc.	5,224	10,950	16,174	185,295	388,396	573,691
Citizens Communications Co.	12,500	26,300	38,800	172,375	362,677	535,052

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Qwest Communications International, Inc.	60,085	128,791	188,876	266,778	571,832	838,610
SBC Communications, Inc.	116,106	247,165	363,271	2,992,052	6,369,442	9,361,494
Sprint Corp.	52,266	107,200	159,466	1,298,810	2,663,920	3,962,730
Verizon Communications, Inc.	96,385	202,450	298,835	3,904,556	8,201,250	12,105,806

				11,749,834	24,823,691	36,573,525

Wireless Telecommunication Services 0.3%
Nextel Communications, Inc. “A”*	38,843	80,800	119,643	1,165,290	2,424,000	3,589,290
Utilities 2.9%
Electric Utilities 2.0%
Allegheny Energy, Inc.	4,410	8,000	12,410	86,921	157,680	244,601
Ameren Corp.	6,269	12,700	18,969	314,328	636,778	951,106
American Electric Power Co.	13,784	27,040	40,824	473,343	928,554	1,401,897
CenterPoint Energy, Inc.	10,121	20,200	30,321	114,367	228,260	342,627
Cinergy Corp.	5,749	11,300	17,049	239,331	470,419	709,750
Consolidated Edison, Inc.	7,722	18,500	26,222	337,838	809,375	1,147,213
DTE Energy Co.	5,757	11,900	17,657	248,299	513,247	761,546
Edison International	11,867	25,400	37,267	380,100	813,562	1,193,662
Entergy Corp.	8,356	17,600	25,956	564,782	1,189,584	1,754,366
Exelon Corp.	23,600	50,550	74,150	1,040,052	2,227,738	3,267,790
FirstEnergy Corp.	11,970	26,284	38,254	472,935	1,038,481	1,511,416
FPL Group, Inc.	6,747	12,800	19,547	504,338	956,800	1,461,138
PG&E Corp.	14,726	31,600	46,326	490,081	1,051,648	1,541,729
Pinnacle West Capital Corp.	3,008	5,300	8,308	133,585	235,373	368,958
PPL Corp.	6,179	13,760	19,939	329,217	733,133	1,062,350
Progress Energy, Inc.	7,923	17,408	25,331	358,437	787,538	1,145,975
Southern Co.	26,317	56,200	82,517	882,146	1,883,824	2,765,970
TECO Energy, Inc.	5,400	10,900	16,300	82,836	167,206	250,042
TXU Corp.	8,524	18,300	26,824	550,309	1,181,448	1,731,757
Xcel Energy, Inc.	13,087	28,015	41,102	238,183	509,873	748,056

				7,841,428	16,520,521	24,361,949

Gas Utilities 0.1%
KeySpan Corp.	5,532	11,100	16,632	218,237	437,895	656,132
Nicor, Inc.	1,506	2,700	4,206	55,632	99,738	155,370
NiSource, Inc.	10,100	18,108	28,208	230,078	412,500	642,578
Peoples Energy Corp.	1,128	2,200	3,328	49,576	96,690	146,266

				553,523	1,046,823	1,600,346

Multi-Utilities 0.8%
AES Corp.	21,871	45,200	67,071	298,977	617,884	916,861
Calpine Corp.	20,401	45,889	66,290	80,380	180,803	261,183
CMS Energy Corp.	6,256	13,716	19,972	65,375	143,332	208,707
Constellation Energy Group, Inc.	5,710	13,300	19,010	249,584	581,343	830,927
Dominion Resources, Inc.	12,045	25,716	37,761	815,928	1,742,002	2,557,930
Duke Energy Corp.	34,431	69,800	104,231	872,137	1,768,034	2,640,171

	SVS Index 500 Portfolio Par/Share Amount	VIT Equity 500 Index Fund Par/Share Amount	VIT Equity 500 Index Fund Combined Pro Forma Par/Share Amount	SVS Index 500 Portfolio Market Value ($)	VIT Equity 500 Index Fund Market Value ($)	VIT Equity 500 Index Fund Combined Pro Forma Market Value ($)
Dynegy, Inc. “A”	12,553	28,735	41,288	57,995	132,756	190,751
Public Service Enterprise Group, Inc.	8,755	18,800	27,555	453,247	973,276	1,426,523
Sempra Energy	8,687	18,910	27,597	318,639	693,619	1,012,258

				3,212,262	6,833,049	10,045,311

Total Common Stocks (Cost $342,635,917, $811,767,492, and $1,154,403,409, respectively)				395,280,129	833,008,263	1,228,288,392

US Government Backed 0.7%
US Treasury Bill, 1.85% 1/06/05	—	36,000	36,000	—	35,994	35,994
US Treasury Bill, 1.86% 1/20/05	—	324,000	324,000	—	323,686	323,686
US Treasury Bill, 1.97% 1/27/05	—	332,000	332,000	—	331,562	331,562
US Treasury Bill, 2.08% 2/03/05	—	1,765,000	1,765,000	—	1,761,866	1,761,866
US Treasury Bill, 2.06% 2/10/05	—	1,348,000	1,348,000	—	1,345,086	1,345,086
US Treasury Bill, 1.88% 2/24/05	—	2,505,000	2,505,000	—	2,498,049	2,498,049
US Treasury Bill, 2.18%, 3/24/2005	730,000	1,180,000	1,910,000	726,442	1,174,336	1,900,778

Total US Government Backed ($726,442, $7,470,178 and $8,196,620, respectively)				726,442	7,470,579	8,197,021

Securities Lending Collateral 0.8%
Daily Assets Fund Institutional, 2.25%
Total Securities Lending Collateral (Cost $962,450, $9,095,050 and $10,057,500, respectively)	962,450	9,095,050	10,057,500	962,450	9,095,050	10,057,500
Cash Equivalents 0.4%
Scudder Cash Management QP Trust, 2.24%
Total Cash Equivalents (Cost $4,677,217, $0 and $4,677,217, respectively)	4,677,217	—	4,677,217	4,677,217	—	4,677,217
Total Investment Portfolio (Cost $349,002,026, $828,332,720, and $1,177,334,746, respectively) 100.5%				401,646,238	849,573,892	1,251,220,130
Other Assets and Liabilities, Net -0.5%				(136,536)	(5,933,645)	(6,070,181)

Net Assets 100.0%				401,509,702	843,640,247	1,245,149,949

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA CAPITALIZATION (UNAUDITED)

The following table sets forth the unaudited capitalization of each Fund as of December 31, 2004 and of VIT Equity 500 Index Fund on a pro forma basis, giving effect to the proposed acquisition of assets at net asset value as of that date: (1).

	VIT Equity 500 Index Fund	SVS Index 500 Portfolio	Pro Forma Adjustments	VIT Equity 500 Index Fund Pro Forma Combined
Net Assets
Class A Shares	$790,304,194	$332,957,896	—	$1,123,262,090
Class B Shares	$53,336,053	$68,551,806	$(68,551,806)	$53,336,053
Class B2 Shares	—	—	$68,551,806	$68,551,806

Total Net Assets	$843,640,247	$401,509,702	—	$1,245,149,949

Shares Outstanding
Class A Shares	62,064,495	36,513,515	(10,358,142)	88,219,868
Class B Shares	4,191,602	7,543,430	(7,543,430)	4,191,602
Class B2 Shares	—	—	5,389,293	5,389,293
Net Asset Value per share
Class A Shares	$12.73	$9.12	—	$12.73
Class B Shares	$12.72	$9.09	—	$12.72
Class B2 Shares	—	—	—	$12.72

1)	Assumes the merger had been consummated on December 31, 2004, and is for information purposes only. No assurance can be given as to how many shares of VIT Equity 500 Index Fund will be received by the shareholders of SVS Index 500 Portfolio on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of VIT Equity 500 Index Fund that actually will be received on or after such date.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2004 (UNAUDITED)

	VIT Equity 500 Index Fund	SVS Index 500 Portfolio	Pro Forma Adjustments	VIT Equity 500 Index Fund Pro Forma Combined
Investments, at value	$849,573,892	$401,646,238	—	$1,251,220,130
Cash	$813,301	—	—	$813,301
Other assets less liabilities	$(6,746,946)	$(136,536)	—	$(6,883,482)

Total Net Assets	$843,640,247	$401,509,702	$—	$1,245,149,949

Net Assets
Class A Shares	$790,304,194	$332,957,896	—	$1,123,262,090
Class B Shares	$53,336,053	$68,551,806	(68,551,806)	$53,336,053
Class B2 Shares	—	—	68,551,806	$68,551,806

Total Net Assets	$843,640,247	$401,509,702	—	$1,245,149,949

Shares Outstanding
Class A Shares	62,064,495	36,513,515	(10,358,142)	88,219,868
Class B Shares	4,191,602	7,543,430	(7,543,430)	4,191,602
Class B2 Shares	—	—	5,389,293	5,389,293
Net Asset Value per Share
Class A Shares	$12.73	$9.12	—	$12.73
Class B Shares	$12.72	$9.09	—	$12.72
Class B2 Shares	—	—	—	$12.72

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED DECEMBER 31, 2004 (UNAUDITED)

	VIT Equity 500 Index Fund	SVS Index 500 Portfolio	Pro Forma Adjustments		VIT Equity 500 Index Fund Pro Forma Combined
Investment Income:
Interest and dividend income	$14,946,275	$7,415,921	$—		$22,362,196

Total Investment Income	14,946,275	7,415,921			22,362,196
Expenses
Management fees	1,449,209	1,145,237	(458,713	)(2)	2,135,733
Record keeping fee	125,723	67,396	(85,018	)(3)	108,098
Administrative and Service Fees	239,676		209,315	(3)	448,991
Custodian and Accounting Fees	28,500	169,405	(108,696	)(3)	89,209
Distribution Service Fees	81,725	128,429	—		210,154
Professional Fees	66,365	70,315	(38,000	)(3)	98,680
Trustees fees	47,256	6,150	—		53,406
Reports to Shareholders	53,917	43,270	29,040	(3)	126,227
All other expenses	18,717	48,063	(186	)(3)	66,594

Total expenses before reductions	2,111,088	1,678,265	(452,258)		3,337,095
Expense recovery/(reductions)	97,667	(9,101)	(103,989)		(15,423)

Expenses, net	2,208,755	1,669,164	(556,247)		3,321,672

Net investment income (loss)	12,737,520	5,746,757	556,247		19,040,524

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments, foreign currency related transactions	1,928,675	(10,636,563)	—		(8,707,888)
Net unrealized appreciation (depreciation) on investments, and foreign currency related transactions	62,935,869	41,959,033	—		104,894,902

Net increase in net assets from operations	$77,602,064	$37,069,227	$556,247		$115,227,538

Notes to Pro Forma Combining Financial Statements (Unaudited)

December 31, 2004

1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of December 31, 2004, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended December 31, 2004 for Scudder VIT Equity 500 Index Fund and SVS Index 500 Portfolio as adjusted giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each Fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of SVS Index 500 Portfolio in exchange for shares of Scudder VIT Equity 500 Index Fund at net asset value.

Following the acquisition, Scudder VIT Equity 500 Index Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sales price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, Scudder VIT Equity 500 Index Fund intends to continue to qualify as a regulated investment company.

2.	Represents reduction in management fees resulting from the use of Scudder VIT Equity 500 Index Fund's proposed lower management fee agreement, which will go into effect upon the consummation of the merger, applied to the pro forma combined average daily net assets.

3.	Represents estimated increase (decrease) in expense resulting from the merger.

Scudder Variable Series II

SVS Index 500 Portfolio

Supplement to the currently effective prospectus

Deutsche Investment Management Americas Inc. (the “Advisor”), the investment advisor for the portfolio, is proposing the merger of SVS Index 500 Portfolio (the “Acquired Portfolio”) into Scudder VIT Equity 500 Index Fund (the “Acquiring Fund”), a series of Scudder Investments VIT Funds, as part of the Advisor’s initiative to restructure and streamline the family of Scudder funds.

Completion of the merger is subject to a number of conditions, including final approval by each of the Acquired Portfolio’s and Acquiring Fund’s Board and approval by shareholders of the Acquired Portfolio at a shareholder meeting expected to be held within approximately the next five months. Prior to the shareholder meeting, shareholders of the Acquired Portfolio will receive: (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board’s considerations in recommending that shareholders approve the merger; (ii) a proxy card(s) with which shareholders may vote on the proposed merger; and (iii) a Prospectus for the Acquiring Fund.

Please Retain This Supplement for Future Reference

May 2, 2005

SVS2-3601

Annual report to

shareholders for the year

ended December 31, 2004

Scudder Variable Series II

Scudder Aggressive Growth Portfolio

Scudder Blue Chip Portfolio

Scudder Conservative Income Strategy Portfolio

Scudder Fixed Income Portfolio

Scudder Global Blue Chip Portfolio

Scudder Government & Agency Securities Portfolio

Scudder Growth Portfolio

Scudder Growth & Income Strategy Portfolio

Scudder Growth Strategy Portfolio

Scudder High Income Portfolio

Scudder Income & Growth Strategy Portfolio

Scudder International Select Equity Portfolio

Scudder Large Cap Value Portfolio

Scudder Mercury Large Cap Core Portfolio

Scudder Money Market Portfolio

Scudder Small Cap Growth Portfolio

Scudder Strategic Income Portfolio

Scudder Technology Growth Portfolio

Scudder Templeton Foreign Value Portfolio

Scudder Total Return Portfolio

SVS Davis Venture Value Portfolio

SVS Dreman Financial Services Portfolio

SVS Dreman High Return Equity Portfolio

SVS Dreman Small Cap Value Portfolio

SVS Eagle Focused Large Cap Growth Portfolio

SVS Focus Value+Growth Portfolio

SVS Index 500 Portfolio

SVS INVESCO Dynamic Growth Portfolio

SVS Janus Growth and Income Portfolio

SVS Janus Growth Opportunities Portfolio

SVS MFS Strategic Value Portfolio

SVS Oak Strategic Equity Portfolio

SVS Turner Mid Cap Growth Portfolio

Contents

Performance Summary, Information About Your Portfolio’s Expenses, Management Summary, Investment Portfolio, Financial Statements and Financial Highlights for:

This report must be preceded or accompanied by a prospectus. To obtain a prospectus, call (800) 778-1482 or your financial representative. We advise you to carefully consider the product’s objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the product. Please read the prospectus carefully before you invest.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE

Investments in variable portfolios involve risk. Some portfolios have more risk than others. These include portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read the prospectus for specific details regarding its investments and risk profile.

Performance Summary December 31, 2004

Scudder Aggressive Growth Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this Portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this Portfolio would be lower.

Growth of an Assumed $10,000 Investment in Scudder Aggressive Growth Portfolio from 5/1/1999 to 12/31/2004

☐ Scudder Aggressive Growth Portfolio — Class A ☐ Russell 3000 Growth Index ☐ S&P 500 Index

The Russell 3000 Growth Index is an unmanaged, capitalization-weighted index containing the growth stocks in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

Scudder Aggressive Growth Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,402	$9,664	$7,186	$10,053
	Average annual total return	4.02%	-1.13%	-6.40%	.09%
Russell 3000 Growth Index	Growth of $10,000	$10,693	$10,078	$6,285	$7,895
	Average annual total return	6.93%	.26%	-8.87%	-4.09%
S&P 500 Index	Growth of $10,000	$11,088	$11,115	$8,902	$9,882
	Average annual total return	10.88%	3.59%	-2.30%	-.21%

Scudder Aggressive Growth Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$10,361	$13,136
	Average annual total return			3.61%	11.52%
Russell 3000 Growth Index	Growth of $10,000			$10,693	$12,684
	Average annual total return			6.93%	9.98%
S&P 500 Index	Growth of $10,000			$11,088	$12,800
	Average annual total return			10.88%	10.38%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 1999. Index returns begin April 30, 1999.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

Scudder Aggressive Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,058.10	$1,056.30
Expenses Paid per $1,000*	$5.10	$7.05

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,020.25	$1,018.35
Expenses Paid per $1,000*	$5.00	$6.92

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Aggressive Growth Portfolio	.98%	1.36%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Aggressive Growth Portfolio

Growth stocks produced favorable returns during 2004, but as a group this asset class underperformed value stocks in the large-cap segment with the reverse holding true in small caps. Among the market capitalization segments, mid-cap stocks outperformed both small caps and large caps. Notably, small, low-quality and high-beta companies that dominated market returns in 2003 continued their reversal as larger-cap, higher-quality and dividend-paying securities outperformed during the annual period. The portfolio produced a total return of 4.02% (Class A shares, unadjusted for contract charges) for the 12-month period ended December 31, 2004, trailing the 6.93% return of its benchmark, the Russell 3000 Growth Index. During the period, the market was able to weather a mixed-bag of labor reports, the insurgency in Iraq, a mid-year spike in oil prices and the hotly contested presidential election.

Throughout the period, stock selection was the primary detractor from fund performance. While our stock selection in the financials, health care and materials sectors aided performance, our stock picks in information technology, industrials, consumer staples, and energy lagged their benchmark counterparts. Asset allocation contributed to performance for the period. The portfolio’s underweight in industrials and health care and overweight in information technology detracted from performance. However, the portfolio’s overweight in consumer discretionary and energy and underweight in consumer staples aided performance.

Going forward, we believe investors’ renewed emphasis on fundamentals and valuations should generate additional performance opportunities for the portfolio given its emphasis on fundamental research and individual stock selection. We will continue to focus on sound growth companies, which are or should be able to produce healthy earnings growth.

Samuel A. Dedio

Robert S. Janis

Co-Lead Portfolio Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 3000 Growth Index is an unmanaged, capitalization-weighted index containing the growth stocks in the Russell 3000 Index with higher price-to- book ratios and higher forecasted growth values.

The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Aggressive Growth Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	97%	97%
Cash Equivalents	3%	3%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Health Care	26%	22%
Information Technology	25%	33%
Consumer Discretionary	17%	17%
Financials	13%	9%
Consumer Staples	5%	5%
Industrials	5%	9%
Materials	5%	1%
Telecommunication Services	2%	1%
Energy	2%	3%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 9. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Aggressive Growth Portfolio

	Shares	Value ($)
Common Stocks 97.1%
Consumer Discretionary 16.7%
Hotels Restaurants & Leisure 4.5%
RARE Hospitality International, Inc.*	19,400	618,084
Station Casinos, Inc.	17,200	940,496
The Cheesecake Factory, Inc.*(c)	34,200	1,110,474

		2,669,054

Household Durables 2.7%
Harman International Industries, Inc.	12,800	1,625,600
Specialty Retail 5.5%
Aeropostale, Inc.*	39,400	1,159,542
Chico’s FAS, Inc.*	27,700	1,261,181
Urban Outfitters, Inc.*	18,300	812,520

		3,233,243

Textiles, Apparel & Luxury Goods 4.0%
Columbia Sportswear Co.*	18,400	1,096,824
Polo Ralph Lauren Corp.	29,900	1,273,740

		2,370,564

Consumer Staples 4.9%
Beverages 1.1%
Constellation Brands, Inc. “A”*	14,200	660,442
Food & Staples Retailing 2.7%
Wal-Mart Stores, Inc.	30,700	1,621,574
Household Products 1.1%
Jarden Corp.*	15,100	655,944
Energy 1.9%
Energy Equipment & Services
BJ Services Co.	12,100	563,134
Rowan Companies, Inc.*	22,700	587,930

		1,151,064

Financials 12.5%
Capital Markets 10.2%
E*TRADE Financial Corp.*	87,900	1,314,105
Goldman Sachs Group, Inc.	8,300	863,532
Investors Financial Services Corp.(c)	20,800	1,039,584
Legg Mason, Inc.	26,250	1,923,075
Lehman Brothers Holdings, Inc.	10,400	909,792

		6,050,088

Diversified Financial Services 2.3%
Citigroup, Inc.	13,600	655,248
The First Marblehead Corp.*(c)	12,700	714,375

		1,369,623

Health Care 25.7%
Biotechnology 2.8%
Amgen, Inc.*	14,800	949,420
Charles River Laboratories International, Inc.*	15,200	699,352

		1,648,772

	Shares	Value ($)
Health Care Equipment & Supplies 9.3%
C.R. Bard, Inc.	14,500	927,710
Cooper Companies, Inc.(c)	8,300	585,897
Fisher Scientific International, Inc.*	9,500	592,610
Kinetic Concepts, Inc.*	23,200	1,770,160
PerkinElmer, Inc.	36,800	827,632
Zimmer Holdings, Inc.*	10,500	841,260

		5,545,269

Health Care Providers & Services 8.9%
Aetna, Inc.	7,900	985,525
Community Health Systems, Inc.*	48,400	1,349,392
Coventry Health Care, Inc.*	14,000	743,120
Triad Hospitals, Inc.*	36,200	1,347,002
UnitedHealth Group, Inc.	9,500	836,285

		5,261,324

Pharmaceuticals 4.7%
Celgene Corp.*	41,400	1,098,342
Johnson & Johnson	16,800	1,065,456
Pfizer, Inc.	22,800	613,092

		2,776,890

Industrials 4.6%
Aerospace & Defense 1.0%
United Technologies Corp.	5,700	589,095
Commercial Services & Supplies 1.4%
Avery Dennison Corp.	13,700	821,589
Machinery 2.2%
Caterpillar, Inc.	7,300	711,823
Dover Corp.	14,100	591,354

		1,303,177

Information Technology 24.6%
Communications Equipment 4.4%
Cisco Systems, Inc.*	58,100	1,121,330
Polycom, Inc.*	25,800	601,656
QUALCOMM, Inc.	20,500	869,200

		2,592,186

Computers & Peripherals 5.5%
Dell, Inc.*	32,300	1,361,122
EMC Corp.*	67,000	996,290
QLogic Corp.*	24,700	907,231

		3,264,643

Internet Software & Services 2.6%
Check Point Software Technologies Ltd.*	36,100	889,143
Google, Inc. “A”*	3,400	656,540

		1,545,683

IT Consulting & Services 2.0%
Paychex, Inc.	34,400	1,172,352
Office Electronics 1.5%
Zebra Technologies Corp. “A”*	16,200	911,736

	Shares	Value ($)
Semiconductors & Semiconductor Equipment 2.9%
Linear Technology Corp.	25,500	988,380
Microchip Technology, Inc.	27,800	741,148

		1,729,528

Software 5.7%
Cognos, Inc.*	34,800	1,533,288
Microsoft Corp.	69,600	1,859,016

		3,392,304

Materials 4.2%
Containers & Packaging 1.4%
Packaging Corp. of America	35,400	833,670
Metals & Mining 2.8%
Peabody Energy Corp.	20,600	1,666,746
Telecommunication Services 2.0%
Wireless Telecommunication Services
Nextel Partners, Inc. “A”*	59,400	1,160,676

Total Common Stocks (Cost $47,343,395)		57,622,836

	Shares	Value ($)
Securities Lending Collateral 3.6%
Daily Assets Fund Institutional, 2.25%(d)(e) (Cost $2,157,464)	2,157,464	2,157,464
Cash Equivalents 3.0%
Scudder Cash Management QP Trust, 2.24%(b) (Cost $1,745,508)	1,745,508	1,745,508

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $51,246,367)(a)	103.7	61,525,808
Other Assets and Liabilities, Net	(3.7)	(2,173,449)

Net Assets	100.0	59,352,359

Notes to Scudder Aggressive Growth Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $51,278,559. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $10,247,249. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,854,843 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $607,594.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $2,111,098, which is 3.6% of net assets.

(d)	Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $47,343,395) — including $2,111,098 of securities loaned	$57,622,836
Investment in Daily Assets Fund Institutional (cost $2,157,464)*	2,157,464
Investment in Scudder Cash Management QP Trust (cost $1,745,508)	1,745,508
Total investments in securities, at value (cost $51,246,367)	61,525,808
Receivable for investments sold	52,680
Dividends receivable	17,385
Interest receivable	3,379
Other assets	1,833
Total assets	61,601,085
Liabilities
Payable for fund shares redeemed	1,007
Accrued management fee	14,561
Payable upon return of securities loaned	2,157,464
Other accrued expenses and payables	75,694
Total liabilities	2,248,726

Net assets, at value	$59,352,359

Net Assets
Net assets consist of:
Accumulated net investment loss	(2,093)
Net unrealized appreciation (depreciation) on investments	10,279,441
Accumulated net realized gain (loss)	(39,182,351)
Paid-in capital	88,257,362

Net assets, at value	$59,352,359

Class A
Net Asset Value, offering and redemption price per share ($53,160,434 ÷ 5,401,258 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.84
Class B
Net Asset Value, offering and redemption price per share ($6,191,925 ÷ 634,195 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.76

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $1,370)	$428,176
Interest — Scudder Cash Management QP Trust	45,181
Securities lending income, including income from Daily Assets Fund Institutional	11,628

Total Income	484,985

Expenses:
Management fee	433,852
Custodian and accounting fees	79,450
Distribution service fees (Class B)	12,985
Record keeping fees (Class B)	6,834
Auditing	44,356
Legal	16,080
Reports to shareholders	16,635
Other	2,616
Total expenses before expense reductions	612,808
Expense reductions	(43,768)
Total expenses after expense reductions	569,040

Net investment income (loss)	(84,055)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	2,570,533
Net unrealized appreciation (depreciation) during the period on investments	(452,406)

Net gain (loss) on investment transactions	2,118,127

Net increase (decrease) in net assets resulting from operations	$2,034,072

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(84,055)	$(295,832)
Net realized gain (loss) on investment transactions	2,570,533	(6,980,374)
Net unrealized appreciation (depreciation) on investment transactions during the period	(452,406)	21,899,078
Net increase (decrease) in net assets resulting from operations	2,034,072	14,622,872
Portfolio share transactions:
Class A
Proceeds from shares sold	4,965,372	19,207,656
Cost of shares redeemed	(9,699,886)	(21,817,569)
Net increase (decrease) in net assets from Class A share transactions	(4,734,514)	(2,609,913)
Class B
Proceeds from shares sold	2,601,994	3,541,180
Cost of shares redeemed	(435,771)	(186,774)
Net increase (decrease) in net assets from Class B share transactions	2,166,223	3,354,406
Increase (decrease) in net assets	(534,219)	15,367,365
Net assets at beginning of period	59,886,578	44,519,213

Net assets at end of period (including accumulated net investment loss of $2,093 and $85, respectively)	$59,352,359	$59,886,578

Other Information
Class A
Shares outstanding at beginning of period	5,923,874	6,292,403
Shares sold	534,758	2,320,895
Shares redeemed	(1,057,374)	(2,689,424)
Net increase (decrease) in Portfolio shares	(522,616)	(368,529)

Shares outstanding at end of period	5,401,258	5,923,874

Class B
Shares outstanding at beginning of period	405,258	11,689
Shares sold	277,046	417,145
Shares redeemed	(48,109)	(23,576)
Net increase (decrease) in Portfolio shares	228,937	393,569

Shares outstanding at end of period	634,195	405,258

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$9.46	$7.06	$10.22	$13.20	$13.99
Income (loss) from investment operations:
Net investment income (loss)[b]	(.01)	(.05)	(.01)	.06	.18
Net realized and unrealized gain (loss) on investment transactions	.39	2.45	(3.11)	(2.92)	(.87)

Total from investment operations	.38	2.40	(3.12)	(2.86)	(.69)

Less distributions from:
Net investment income	—	—	(.04)	(.12)	—
Net realized gains on investment transactions	—	—	—	—	(.10)
Total distributions	—	—	(.04)	(.12)	(.10)

Net asset value, end of period	$9.84	$9.46	$7.06	$10.22	$13.20

Total Return (%)	4.02 [c]	33.99 [c]	(30.66)	(21.76)	(4.96)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	56	44	71	66
Ratio of expenses before expense reductions (%)	1.02	.98	.81	.86	.95
Ratio of expenses after expense reductions (%)	.95	.95	.81	.86	.94
Ratio of net investment income (loss) (%)	(.11)	(.57)	(.19)	.58	1.22
Portfolio turnover rate (%)	103	91	71	42	103

[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$9.42	$7.06	$7.43
Income (loss) from investment operations:
Net investment income (loss)[b]	(.05)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.39	2.45	(.35)
Total from investment operations	.34	2.36	(.37)

Net asset value, end of period	$9.76	$9.42	$7.06

Total Return (%)	3.61 [c]	33.43 [c]	(4.98	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	4	.1
Ratio of expenses before expense reductions (%)	1.41	1.37	1.06	*
Ratio of expenses after expense reductions (%)	1.34	1.34	1.06	*
Ratio of net investment income (loss) (%)	(.50)	(.96)	(.47	)*
Portfolio turnover rate (%)	103	91	71

[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

Scudder Blue Chip Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. This may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Blue Chip Portfolio from 5/1/1997 to 12/31/2004

☐	Scudder Blue Chip Portfolio — Class A

☐	Russell 1000 Index

The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized United States companies whose common stocks are traded in the US. This larger capitalization, market-oriented index is highly correlated with the S&P 500 Index. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Yearly periods ended December 31

Comparative Results

Scudder Blue Chip Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,604	$11,500	$8,923	$14,190
	Average annual total return	16.04%	4.77%	-2.25%	4.67%
Russell 1000 Index	Growth of $10,000	$11,140	$11,337	$9,153	$17,447
	Average annual total return	11.40%	4.27%	-1.76%	7.53%

Scudder Blue Chip Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$11,555	$13,323
	Average annual total return			15.55%	12.15%
Russell 1000 Index	Growth of $10,000			$11,140	$13,004
	Average annual total return			11.40%	11.08%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 1997. Index returns begin April 30, 1997.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

Scudder Blue Chip Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,085.10	$1,081.90
Expenses Paid per $1,000*	$3.72	$5.68

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,021.63	$1,019.75
Expenses Paid per $1,000*	$3.61	$5.51

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Blue Chip Portfolio	.71%	1.08%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Blue Chip Portfolio

The US equity market produced a strong return in 2004, as steady economic growth and favorable corporate earnings results supported stock prices amid a potentially challenging environment. The portfolio returned 16.04% (Class A shares, unadjusted for contract charges), ahead of the 11.40% return of its benchmark, the Russell 1000 Index for the year ended December 31, 2004.

We believe the portfolio’s strong performance is attributable to our disciplined focus on individual stock selection. We generated the best relative performance within the diversified financials, media and materials industry groups. The portfolio’s position in Ryder System, Inc. (1.3% of net assets), a company that provides transportation and supply-chain-management solutions worldwide, also was a key contributor to performance as an improving economy sparked increased demand for trucking services. Our stock selection was weakest within the industrials sector, where an underweight position in General Electric Co. (2.1% of net assets) detracted from relative performance. General Electric looked weak based on our model, as its fundamental characteristics were poor relative to its industry peers, but the stock nevertheless outperformed in 2004.

Overall, we are pleased with the portfolio’s performance and its current positioning. As always, we will continue to utilize a balanced approach to our stock selection methodology — using both value and growth attributes as well as technical signals — to help us pinpoint timely market opportunities.

Janet Campagna

Robert Wang

Co-Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. This may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized United States companies whose common stocks are traded in the US. This larger capitalization, market-oriented index is highly correlated with the S&P 500 Index. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Blue Chip Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	96%	97%
Cash Equivalents	4%	3%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Financials	19%	19%
Health Care	15%	15%
Information Technology	14%	17%
Industrials	13%	10%
Consumer Discretionary	12%	15%
Consumer Staples	8%	7%
Energy	8%	6%
Materials	5%	4%
Telecommunication Services	4%	4%
Utilities	2%	3%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Blue Chip Portfolio

	Shares	Value ($)
Common Stocks 96.6%
Consumer Discretionary 11.9%
Auto Components 1.2%
American Axle & Manufacturing Holdings, Inc.	87,100	2,670,486
Autoliv, Inc.	25,600	1,236,480

		3,906,966

Hotels Restaurants & Leisure 1.0%
McDonald’s Corp.	88,300	2,830,898
Regal Entertainment Group “A”	24,100	500,075

		3,330,973

Internet & Catalog Retail 0.7%
eBay, Inc.*	18,200	2,116,296
Media 3.2%
McGraw-Hill Companies, Inc.	54,100	4,952,314
Walt Disney Co.	186,100	5,173,580

		10,125,894

Multiline Retail 0.8%
Target Corp.	48,500	2,518,605
Specialty Retail 3.5%
American Eagle Outfitters, Inc.	54,300	2,557,530
Home Depot, Inc.	129,400	5,530,556
PETCO Animal Supplies, Inc.*	11,900	469,812
The Gap, Inc.	124,800	2,635,776

		11,193,674

Textiles, Apparel & Luxury Goods 1.5%
NIKE, Inc. “B”	31,800	2,883,942
V.F. Corp.	34,200	1,893,996

		4,777,938

Consumer Staples 7.8%
Beverages 0.5%
Adolph Coors Co. “B”(e)	22,900	1,732,843
Food & Drug Retailing 1.7%
7-Eleven, Inc.*	24,400	584,380
BJ’s Wholesale Club, Inc.*	43,800	1,275,894
Costco Wholesale Corp.	73,800	3,572,658
Wal-Mart Stores, Inc.	100	5,282

		5,438,214

Food Products 2.9%
Pilgrim’s Pride Corp.(e)	97,000	2,975,960
Tyson Foods, Inc. “A”	179,500	3,302,800
William Wrigley Jr. Co.	44,500	3,078,955

		9,357,715

Personal Products 1.7%
Gillette Co.	119,900	5,369,122
Tobacco 1.0%
Altria Group, Inc.	19,200	1,173,120
Loews Corp. — Carolina Group	9,100	263,445
UST, Inc.	35,900	1,727,149

		3,163,714

	Shares	Value ($)
Energy 7.6%
Oil & Gas
Anadarko Petroleum Corp.	72,200	4,679,282
Apache Corp.	89,100	4,505,787
Burlington Resources, Inc.	41,100	1,787,850
Chesapeake Energy Corp.	42,500	701,250
Devon Energy Corp.	32,300	1,257,116
El Paso Corp.	147,800	1,537,120
ExxonMobil Corp.	101,940	5,225,444
Noble Energy Inc.	20,500	1,264,030
Valero Energy Corp.	76,000	3,450,400

		24,408,279

Financials 18.3%
Banks 6.5%
Bank of America Corp.	203,800	9,576,562
Fremont General Corp.	21,900	551,442
Golden West Financial Corp.	2,400	147,408
National City Corp.	9,400	352,970
US Bancorp.	173,500	5,434,020
Wachovia Corp.	30,800	1,620,080
Wells Fargo & Co.	49,400	3,070,210

		20,752,692

Capital Markets 2.5%
Lehman Brothers Holdings, Inc.	50,200	4,391,496
Morgan Stanley	64,400	3,575,488

		7,966,984

Consumer Finance 1.0%
American Express Co.	10,600	597,522
Capital One Financial Corp.	19,000	1,599,990
Providian Financial Corp.*	64,400	1,060,668

		3,258,180

Diversified Financial Services 2.7%
Citigroup, Inc.	52,600	2,534,268
Freddie Mac	77,600	5,719,120
JPMorgan Chase & Co.	9,464	369,191

		8,622,579

Insurance 4.1%
American International Group, Inc.	8,412	552,416
Chubb Corp.	30,700	2,360,830
Loews Corp.	19,300	1,356,790
MetLife, Inc.	97,500	3,949,725
Odyssey Re Holdings Corp. (e)	6,800	171,428
W.R. Berkley Corp.	101,650	4,794,830

		13,186,019

Real Estate 1.5%
Apartment Investment & Management Co. “A” (REIT)	5,700	219,678
Avalonbay Communities, Inc. (REIT)	10,300	775,590
Camden Property Trust (REIT)	7,200	367,200
CenterPoint Properties Corp. (REIT)	5,200	249,028
Equity Office Properties Trust (REIT)	29,600	861,952
Equity Residential (REIT)	16,300	589,734
General Growth Properties, Inc. (REIT)	12,300	444,768

	Shares	Value ($)
Rayonier, Inc.	8,200	401,062
The Mills Corp. (REIT)	4,900	312,424
Vornado Realty Trust (REIT)	5,800	441,554

		4,662,990

Health Care 14.1%
Biotechnology 2.4%
Cephalon, Inc.*	10,000	508,800
Charles River Laboratories International, Inc.*	52,000	2,392,520
Genzyme Corp.*	30,400	1,765,328
Gilead Sciences, Inc.*	86,500	3,026,635

		7,693,283

Health Care Equipment & Supplies 2.1%
Baxter International, Inc.	25,200	870,408
Becton, Dickinson & Co.	79,600	4,521,280
Dade Behring, Inc.*	7,900	442,400
Respironics, Inc.*	14,400	782,784

		6,616,872

Health Care Providers & Services 4.1%
AmerisourceBergen Corp.	55,600	3,262,608
Covance, Inc.*	11,800	457,250
Coventry Health Care, Inc.*	66,300	3,519,204
UnitedHealth Group, Inc.	67,000	5,898,010

		13,137,072

Pharmaceuticals 5.5%
Allergan, Inc.	6,000	486,420
Bristol-Myers Squibb Co.	8,000	204,960
Johnson & Johnson	137,182	8,700,082
Medicis Pharmaceutical Corp. “A”	12,500	438,875
Merck & Co., Inc.	59,900	1,925,186
Pfizer, Inc.	221,150	5,946,724

		17,702,247

Industrials 12.3%
Aerospace & Defense 3.8%
Boeing Co.	87,400	4,524,698
General Dynamics Corp.	29,700	3,106,620
Northrop Grumman Corp.	2,100	114,156
Raytheon Co.	116,200	4,512,046

		12,257,520

Air Freight & Logistics 3.1%
FedEx Corp.	52,400	5,160,876
J.B. Hunt Transport Services, Inc.	13,700	614,445
Ryder System, Inc.	86,900	4,151,213

		9,926,534

Commercial Services & Supplies 2.1%
Cendant Corp.	181,600	4,245,808
Corporate Executive Board Co.	12,600	843,444
The Brinks Co.	37,200	1,470,144

		6,559,396

Industrial Conglomerates 2.2%
3M Co.	2,500	205,175
General Electric Co.	188,100	6,865,650

		7,070,825

	Shares	Value ($)
Machinery 0.8%
Cummins, Inc.	31,000	2,597,490
Road & Rail 0.3%
Norfolk Southern Corp.	22,200	803,418
Information Technology 13.8%
Communications Equipment 1.9%
Cisco Systems, Inc.*	296,900	5,730,170
Motorola, Inc.	14,600	251,120

		5,981,290

Computers & Peripherals 3.0%
International Business Machines Corp.	73,000	7,196,340
Sun Microsystems, Inc.*	443,200	2,384,416

		9,580,756

Internet Software & Services 0.8%
Ingram Micro, Inc. “A”*	65,600	1,364,480
Yahoo!, Inc.*	29,800	1,122,864

		2,487,344

IT Consulting & Services 0.7%
Unisys Corp.*	236,800	2,410,624
Semiconductors & Semiconductor Equipment 4.8%
Advanced Micro Devices, Inc.*	83,900	1,847,478
Cree, Inc.* (e)	48,300	1,935,864
Intel Corp.	270,900	6,336,351
MEMC Electronic Materials, Inc.*	59,700	791,025
Microchip Technology, Inc.	46,800	1,247,688
Micron Technology, Inc.*	186,000	2,297,100
National Semiconductor Corp.*	50,600	908,270

		15,363,776

Software 2.6%
Autodesk, Inc.	24,800	941,160
Microsoft Corp.	111,300	2,972,823
Oracle Corp.*	285,400	3,915,688
Symantec Corp.*	14,600	376,096

		8,205,767

Materials 4.4%
Chemicals 1.2%
Eastman Chemical Co.	19,100	1,102,643
Monsanto Co.	49,100	2,727,505

		3,830,148

Containers & Packaging 0.9%
Owens-Illinois, Inc.*	119,800	2,713,470

Metals & Mining 2.3%
Phelps Dodge Corp.	36,900	3,650,148
Southern Peru Copper Corp. (e)	10,600	500,426
United States Steel Corp. (e)	61,800	3,167,250

		7,317,824

Paper & Forest Products 0.0%
Louisiana-Pacific Corp.	3,100	82,894

	Shares	Value ($)
Telecommunication Services 4.3%
Diversified Telecommunication Services 2.8%
Sprint Corp.	130,300	3,237,955
Verizon Communications, Inc.	142,900	5,788,879

		9,026,834

Wireless Telecommunication Services 1.5%
Nextel Communications, Inc. “A”*	39,800	1,194,000
Nextel Partners, Inc. “A”*	96,800	1,891,472
Western Wireless Corp. “A”*	53,300	1,561,690

		4,647,162

Utilities 2.1%
Electric Utilities 1.5%
American Electric Power Co.	31,000	1,064,540
Exelon Corp.	83,600	3,684,251

		4,748,791

Multi-Utilities 0.6%
Duke Energy Corp.	85,200	2,158,115

Total Common Stocks (Cost $272,550,345)		308,809,130

	Principal Amount ($)	Value ($)
US Government Backed 0.2%
US Treasury Bill:
1.949%**, 1/20/2005 (f)	90,000	89,922
1.813%**, 1/20/2005 (f)	615,000	614,422
2.946%**, 1/20/2005 (f)	25,000	24,975

Total US Government Backed (Cost $729,066)		729,319

	Shares	Value ($)
Securities Lending Collateral 2.4%
Daily Assets Fund Institutional, 2.25% (c) (d) (Cost $7,703,810)	7,703,810	7,703,810
Cash Equivalents 3.7%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $11,626,481)	11,626,481	11,626,481

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $292,609,702) (a)	102.9	328,868,740

Other Assets and Liabilities, Net	(2.9)	(9,176,138)

Net Assets	100.0	319,692,602

Notes to Scudder Blue Chip Portfolio of Investments

*	Non-income producing security.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	The cost for federal income tax purposes was $294,567,784. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $34,300,956. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $36,329,188 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,028,232.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents collateral held in connection with securities lending.

(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $7,509,709 which is 2.3% of total net assets.

(f)	At December 31, 2004, this security, in part or in whole, has been segregated to cover initial margin requirements for open futures contracts.

REIT: Real Estate Investment Trust

At December 31, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500	3/17/2005	36	10,694,997	10,923,300	228,303

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $273,279,411) — including $7,509,709 of securities loaned	$309,538,449
Investment in Daily Assets Fund Institutional (cost $7,703,810)*	7,703,810
Investment in Scudder Cash Management QP Trust (cost $11,626,481)	11,626,481
Total investments in securities, at value (cost $292,609,702)	328,868,740
Receivable for investments sold	42,265,548
Dividends receivable	290,468
Interest receivable	21,375
Receivable for Portfolio shares sold	154,705
Other assets	9,451
Total assets	371,610,287
Liabilities
Payable for Portfolio shares redeemed	328,600
Payable for investments purchased	43,622,453
Payable for daily variation margin on open futures contracts	8,259
Payable upon return of securities loaned	7,703,810
Accrued management fee	173,127
Other accrued expenses and payables	81,436
Total liabilities	51,917,685

Net assets, at value	$319,692,602

Net Assets
Net assets consist of:
Undistributed net investment income	2,788,284
Net unrealized appreciation (depreciation) on:
Investments	36,259,038
Futures	228,303
Accumulated net realized gain (loss)	(18,711,816)
Paid-in capital	299,128,793

Net assets, at value	$319,692,602

Class A
Net Asset Value, offering and redemption price per share ($282,957,768 ÷ 20,734,323 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.65
Class B
Net Asset Value, offering and redemption price per share ($36,734,834 ÷ 2,700,912 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.60

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $88)	$4,842,841
Interest — Scudder Cash Management QP Trust	126,342
Interest	7,305
Securities lending income, including income from Daily Assets Fund Institutional	7,304
Total Income	4,983,792
Expenses:
Management fee	1,814,765
Custodian fees	18,656
Distribution service fees (Class B)	67,530
Record keeping fees (Class B)	34,564
Auditing	47,569
Legal	19,110
Trustees’ fees and expenses	7,091
Reports to shareholders	32,455
Other	16,886
Total expenses, before expense reductions	2,058,626
Expense reductions	(2,934)
Total expenses, after expense reductions	2,055,692

Net investment income (loss)	2,928,100

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	37,952,397
Futures	766,622
38,719,019
Net unrealized appreciation (depreciation) during the period on:
Investments	1,044,088
Futures	67,347
1,111,435

Net gain (loss) on investment transactions	39,830,454

Net increase (decrease) in net assets resulting from operations	$42,758,554

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,928,100	$1,750,488
Net realized gain (loss) on investment transactions	38,719,019	15,303,859
Net unrealized appreciation (depreciation) on investment transactions during the period	1,111,435	40,462,393
Net increase (decrease) in net assets resulting from operations	42,758,554	57,516,740
Distributions to shareholders from:
Net investment income
Class A	(1,626,701)	(1,353,726)
Class B	(56,503)	(7,619)
Portfolio share transactions:
Class A
Proceeds from shares sold	28,844,570	48,054,210
Reinvestment of distributions	1,626,701	1,353,726
Cost of shares redeemed	(26,173,350)	(35,300,630)
Net increase (decrease) in net assets from Class A share transactions	4,297,921	14,107,306
Class B
Proceeds from shares sold	16,893,828	14,291,287
Reinvestment of distributions	56,503	7,619
Cost of shares redeemed	(1,310,947)	(18,533)
Net increase (decrease) in net assets from Class B share transactions	15,639,384	14,280,373
Increase (decrease) in net assets	61,012,655	84,543,074
Net assets at beginning of period	258,679,947	174,136,873

Net assets at end of period (including undistributed net investment income of $2,788,284 and $1,620,422, respectively)	$319,692,602	$258,679,947

Other Information
Class A
Shares outstanding at beginning of period	20,421,127	18,535,421
Shares sold	2,286,747	5,312,621
Shares issued to shareholders in reinvestment of distributions	132,360	150,749
Shares redeemed	(2,105,911)	(3,577,664)
Net increase (decrease) in Portfolio shares	313,196	1,885,706

Shares outstanding at end of period	20,734,323	20,421,127

Class B
Shares outstanding at beginning of period	1,427,149	40,975
Shares sold	1,373,668	1,387,142
Shares issued to shareholders in reinvestment of distributions	4,597	849
Shares redeemed	(104,502)	(1,817)
Net increase (decrease) in Portfolio shares	1,273,763	1,386,174

Shares outstanding at end of period	2,700,912	1,427,149

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$11.84	$9.37	$12.07	$14.41	$15.69
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	.08	.07	.05	.07
Net realized and unrealized gain (loss) on investment transactions	1.76	2.45	(2.73)	(2.33)	(1.29)
Total from investment operations	1.89	2.53	(2.66)	(2.28)	(1.22)
Less distributions from:
Net investment income	(.08)	(.06)	(.04)	(.06)	(.06)

Net asset value, end of period	$13.65	$11.84	$9.37	$12.07	$14.41

Total Return (%)	16.04	27.25	(22.11)	(15.81)	(7.84)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	283	242	174	240	228
Ratio of expenses (%)	.70	.71	.69	.69	.71
Ratio of net investment income (loss) (%)	1.08	.82	.65	.42	.44
Portfolio turnover rate (%)	249	182	195	118	86

[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$11.80	$9.35	$10.28
Income (loss) from investment operations:
Net investment income (loss)[b]	.09	.04	.03
Net realized and unrealized gain (loss) on investment transactions	1.74	2.45	(.96)

Total from investment operations	1.83	2.49	(.93)

Less distributions from:
Net investment income	(.03)	(.04)	—
Net asset value, end of period	$13.60	$11.80	$9.35

Total Return (%)	15.55	26.76	(9.05	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	17	.4
Ratio of expenses (%)	1.08	1.10	.94	*
Ratio of net investment income (loss) (%)	.70	.43	.61	*
Portfolio turnover rate (%)	249	182	195

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Information About Your Portfolio’s Expenses

Scudder Conservative Income Strategy Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the period (August 16, 2004) ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the period ended December 31, 2004

Actual Portfolio Return	Class B
Beginning Account Value 8/16/04	$1,000.00
Ending Account Value 12/31/04	$1,049.00
Expenses Paid per $1,000*	$2.88

Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 8/16/04	$1,000.00
Ending Account Value 12/31/04	$1,015.95
Expenses Paid per $1,000*	$2.84

*	Expenses are equal to the Portfolio’s annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days since the commencement of the class (August 16, 2004), then divided by 365.

Annualized Expense Ratio	Class B
Scudder Variable Series II — Scudder Conservative Income Strategy Portfolio	.75%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Conservative Income Strategy Portfolio

Scudder Conservative Income Strategy Portfolio is one of four new fund-of-funds portfolios. Each portfolio is constructed as a strategically allocated mix of variable portfolios and managed to pursue consistent returns over time, while mitigating risk and pursuing a long-term investment objective. Scudder Conservative Income Strategy Portfolio seeks current income and, as a secondary objective, long-term growth of capital. The portfolio gained 4.90% (Class B shares, unadjusted for contract charges) from its date of inception, August 16, 2004, through December 31, 2004. Investors should keep in mind that during the start-up phase of the portfolio, it required some time to invest all the cash inflows. Because we had large cash flows, often exceeding the size of the portfolio, our allocation was heavily weighted in cash — even though we invested the cash right away every day.

Stocks performed exceptionally well in 2003, when profit margins widened because productivity accelerated but labor costs remained low (due to a soft labor market). However, equity performance was lower in 2004, due in part to rising interest rates, concerns about inflation and soaring energy prices, all of which can impact the revenue growth of companies. Performance did improve at the end of 2004 as signs of economic strength emerged and oil prices decreased. The end of uncertainty surrounding the US presidential election also helped the stock market find its footing. Specifically, the energy and materials sectors performed particularly well in 2004, while the technology, consumer staples and consumer discretionary sectors lagged behind. Going forward, profit margins are not likely to widen further, and may even narrow. As a result, we believe that returns will likely be modest. The portfolio underweighted equities relative to fixed income only in December and overweighted equities for all other months since inception.

The Federal Reserve Board (“the Fed”), in attempt to prevent the economy from overheating and inflation from rising, raised interest rates five times from 12/31/03 through 12/31/04. Because bond prices typically move in the opposite direction of interest rates, bond prices fell in response. Still, bond investors seemed to be betting that the economy faces too many hurdles for the Fed to raise interest rates drastically, so the price of bonds did not fall significantly. However, it seems likely that the Fed will continue to raise interest rates, so we believe that the bull market for bonds we have experienced over the past decades is likely over. Although, the portfolio is currently overweighting (or favoring) bonds relative to cash, these weightings may change.

Arnim Holzer Inna Okounkova Robert Wang

Co-Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Returns during part or all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less that its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the portfolio could suffer losses on its derivative positions. Please read this portfolio’s prospectus for specific details regarding its risk profile.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Conservative Income Strategy Portfolio

Asset Allocation	12/31/04
Fixed Income	72%
Equity	25%
Cash Equivalents	3%

100%

Asset allocation is subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 29. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Conservative Income Strategy Portfolio

	Shares	Value ($)
Equity Funds 22.6%
Scudder SVS I Global Discovery Portfolio “A”	273	3,484
Scudder SVS I Growth & Income Portfolio “A”	7,921	73,590
Scudder SVS I International Portfolio “A”	2,200	20,900
Scudder SVS II Aggressive Growth Portfolio “A”	2,285	22,489
Scudder SVS II Blue Chip Portfolio ”A”	6,023	82,218
Scudder SVS II Dreman High Return Equity Portfolio “A”	3,083	39,001
Scudder SVS II Dreman Small Cap Value Portfolio “A”	816	16,363
Scudder SVS II Eagle Focused Large Cap Growth Portfolio “A”	1,678	14,750
Scudder SVS II Growth Portfolio ”A”	2,005	38,920
Scudder SVS II International Select Equity Portfolio “A”	1,243	14,802
Scudder SVS II Large Cap Value Portfolio “A”	2,743	43,307
Scudder SVS II MFS Strategic Value Portfolio “A”	1,806	21,666
Scudder SVS II Small Cap Growth Portfolio “A”	1,436	18,076
Scudder VIT Real Estate Portfolio ”A”	638	10,412

Total Equity Funds (Cost $399,842)		419,978

	Shares	Value ($)
Fixed Income Funds 65.5%
Scudder SVS II Fixed Income Portfolio “A”	84,823	1,023,809
Scudder SVS II Government and Agency Securities Portfolio “A”	10,062	126,283
Scudder SVS II High Income Portfolio “A”	5,799	50,913
Scudder SVS II Strategic Income Portfolio “A”	1,385	16,964

Total Fixed Income Funds (Cost $1,210,701)		1,217,969

Cash Equivalents 2.7%
Scudder Cash Management QP Trust, 2.24%(b) (Cost $50,936)	50,936	50,936

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,661,479)(a)	90.8	1,688,883
Other Assets and Liabilities, Net	9.2	171,801

Net Assets	100.0	1,860,684

Notes to Scudder Conservative Income Strategy Portfolio of Investments

(a)	The cost for federal income tax purposes was $1,661,479. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $27,404. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $27,404 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $0.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $1,610,543)	$1,637,947
Investment in Scudder Cash Management QP Trust (cost $50,936)	50,936
Total investments in securities, at value (cost $1,661,479)	1,688,883
Interest receivable	85
Receivable for Portfolio shares sold	161,910
Due from Advisor	37,040
Other assets	593
Total assets	1,888,511
Liabilities
Payable for Portfolio shares redeemed	416
Other accrued expenses and payables	27,411
Total liabilities	27,827

Net assets, at value	$1,860,684

Net Assets
Net assets consist of:
Net unrealized appreciation (depreciation) on investments	27,404
Accumulated net realized gain (loss)	4,048
Paid-in capital	1,829,232

Net assets, at value	$1,860,684

Class B Shares
Net asset value, offering and redemption price per share ($1,860,684 ÷ 177,411 shares outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.49

Statement of Operations for the period ended December 31, 2004

Investment Income
Income:
Interest — Scudder Cash Management QP Trust	$282
Total Income	282
Expenses:
Management fee	363
Custodian and accounting fees	22,806
Distribution service fees (Class B)	604
Record keeping fees (Class B)	363
Auditing	24,001
Legal	493
Trustees’ fees and expenses	92
Reports to shareholders	2,046
Offering costs	1,011
Other	128
Total expenses, before expense reductions	51,907
Expense reductions	(50,066)

Total expenses, after expense reductions	1,841

Net investment income (loss)	(1,559)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	4,596
Net unrealized appreciation (depreciation) during the period on investments	27,404

Net gain (loss) on investment transactions	32,000

Net increase (decrease) in net assets resulting from operations	$30,441

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Period Ended December 31, 2004[a]
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,559)
Net realized gain (loss) on investment transactions	4,596
Net unrealized appreciation (depreciation) on investment transactions during the period	27,404
Net increase (decrease) in net assets resulting from operations	30,441
Portfolio share transactions:
Class B
Proceeds from shares sold	1,899,687
Cost of shares redeemed	(69,444)

Net increase (decrease) in net assets from Class B share transactions	1,830,243

Increase (decrease) in net assets	1,860,684
Net assets at beginning of period	—

Net assets at end of period	$1,860,684

Other Information
Class B
Shares outstanding at beginning of period	—
Shares sold	184,103
Shares redeemed	(6,692)
Net increase (decrease) in Portfolio shares	177,411

Shares outstanding at end of period	177,411

[a]	For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B

	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)
Net realized and unrealized gain (loss) on investment transactions	.51
Total from investment operations	.49

Net asset value, end of period	$10.49

Total Return (%)[c]	4.90	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses before expense reductions (%)	21.20	*
Ratio of expenses after expense reductions (%)	.75	*
Ratio of net investment income (loss) (%)	(.63	)*
Portfolio turnover rate (%)	37	*

[a]	For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

Scudder Fixed Income Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Fixed Income Portfolio from 5/1/1996 to 12/31/2004

☐ Scudder Fixed Income Portfolio — Class A ☐ Lehman Brothers Aggregate Bond Index

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Yearly periods ended December 31

Comparative Results

Scudder Fixed Income Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,453	$11,869	$13,790	$16,462
	Average annual total return	4.53%	5.88%	6.64%	5.92%
Lehman Brothers Aggregate Bond Index	Growth of $10,000	$10,434	$11,976	$14,497	$18,181
	Average annual total return	4.34%	6.19%	7.71%	7.14%

Scudder Fixed Income Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$10,410	$11,482
	Average annual total return			4.10%	5.68%
Lehman Brothers Aggregate Bond Index	Growth of $10,000			$10,434	$11,539
	Average annual total return			4.34%	5.89%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 1996. Index returns begins April 30, 1996. Total returns would have been lower for the 5-Year and Life of Portfolio periods for Class A shares if the Portfolio’s expenses were not maintained.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

Scudder Fixed Income Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,041.40	$1,038.80
Expenses Paid per $1,000*	$3.37	$5.26

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,021.90	$1,020.05
Expenses Paid per $1,000*	$3.34	$5.21

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Fixed Income Portfolio	.66%	1.02%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Fixed Income Portfolio

Although delayed on mixed economic data, the Federal Open Market Committee finally embarked on a “measured” pace of monetary policy tightening at mid-year that included five separate 25 basis points (“bps” — a basis point is one hundredth of a percentage point) increases. The federal funds rate finished the year 125 bps higher at 2.25%. The yield curve flattened in response to the Fed policy coupled with moderate employment growth and the perception that inflation will not accelerate too quickly. The two-year Treasury yield rose 125 bps, in line with the Fed, while the 10-year Treasury yield circuitously finished the year at 4.22% — down only 3 bps from where it started. Against this backdrop, the portfolio returned 4.53% (Class A shares, unadjusted for contract charges) for the 12-month period ended December 31, 2004, outpacing the 4.34% return of its benchmark, the Lehman Brothers Aggregate Bond Index. Please see the following page for standardized performance as of December 31, 2004.

All non-Treasury sectors significantly outperformed similar duration Treasury issues during the year. Credit, the best-performing sector, benefited from excellent fundamentals, continued demand for yield and low volatility. Our security selection within Credit was a positive contributor to performance. Our mortgage holdings emphasized securities that are less prepayment-sensitive than the pass-through issues that comprise the index. On balance, our activities in the mortgage sector contributed to performance, despite declining volatility. The remaining high-quality sectors (asset-backed securities, collateralized mortgage-backed securities) generated solid excess returns as valuations improved.

Gary W. Bartlett Timothy C. Vile

Warren S. Davis J. Christopher Gagnier

Thomas J. Flaherty Daniel R. Taylor William T. Lissenden

Co-Lead Managers Portfolio Manager

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this portfolio’s prospectus for specific details regarding its investments and risk profile.

A Treasury’s guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

The Lehman Brothers Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Fixed Income Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Collateralized Mortgage Obligations	24%	19%
US Government Backed	17%	10%
Corporate Bonds	16%	25%
Commercial and Non-Agency Mortgage Backed Securities	11%	—
Asset Backed	8%	12%
Foreign Bonds — US$ Denominated	8%	5%
US Government Agency Sponsored Pass-Throughs	7%	18%
Municipal Investments	5%	5%
Cash Equivalents, net	4%	6%

	100%	100%

Corporate and Foreign Bonds Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Financials	45%	29%
Utilities	18%	12%
Energy	11%	15%
Telecommunication Services	8%	4%
Health Care	7%	4%
Consumer Discretionary	6%	12%
Materials	4%	8%
Industrials	1%	15%
Consumer Staples	—	1%

	100%	100%

Quality (Excludes Securities Lending Collateral)	12/31/04	12/31/03
US Government and Agencies	49%	46%
AAA*	26%	26%
AA	3%	2%
A	11%	9%
BBB	11%	11%
BB	—	4%
B	—	2%

	100%	100%

*	Includes cash equivalents

Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Under 1 year	9%	6%
1 < 5 years	46%	51%
5 < 10 years	25%	24%
10 < 15 years	10%	8%
15 years or greater	10%	11%

	100%	100%

Weighted average effective maturity: 6.7 years and 6.8 years, respectively.

Asset allocation, diversification, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

The Fund’s credit quality does not remove market risk.

For more complete details about the Portfolio’s investment portfolio, see page 38. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Fixed Income Portfolio

	Principal Amount ($)	Value ($)
Corporate Bonds 16.5%
Consumer Discretionary 0.9%
Auburn Hills Trust, 12.375%, 5/1/2020	161,000	252,523
Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/2013	690,000	850,836
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	490,000	572,383
DaimlerChrysler NA Holdings Corp., 4.75%, 1/15/2008	540,000	551,530
General Motors Corp., 8.375%, 7/15/2033	205,000	212,397
Tele-Communications, Inc., “A”, 9.875%, 6/15/2022	250,000	354,895

		2,794,564

Energy 1.9%
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	735,000	873,614
Enterprise Products Operating LP, 7.5%, 2/1/2011	580,000	657,601
Halliburton Co., 5.5%, 10/15/2010	1,770,000	1,864,302
Pemex Project Funding Master Trust, 144A, 3.79%*, 6/15/2010	930,000	954,180
Tri-State Generation & Transmission Association, 144A, 6.04%, 1/31/2018	1,190,000	1,257,211

		5,606,908

Financials 7.5%
American General Finance Corp., Series H, 4.0%, 3/15/2011	1,417,000	1,374,214
Capital One Bank, 4.875%, 5/15/2008	75,000	77,026
DBS Capital Funding Corp., 144A, 7.657%*, 3/31/2049	1,330,000	1,537,953
Duke Capital LLC, 4.302%, 5/18/2006	1,204,000	1,218,532
Ford Motor Credit Co.:
5.8%, 1/12/2009	1,070,000	1,093,692
6.875%, 2/1/2006	3,468,000	3,572,734
General Electric Capital Corp., 2.8%, 1/15/2007	1,902,000	1,876,764
General Motors Acceptance Corp.:
6.75%, 1/15/2006	1,702,000	1,746,048
6.875%, 9/15/2011	1,075,000	1,101,652
Goldman Sachs Group, Inc., 4.75%, 7/15/2013	945,000	935,111
HSBC Bank USA, 5.875%, 11/1/2034 (e)	880,000	891,086
Merrill Lynch & Co., Inc., Series C, 5.0%, 1/15/2015	1,360,000	1,354,670
Morgan Stanley, 4.0%, 1/15/2010 (e)	945,000	934,265
PLC Trust, Series 2003-1, 144A, 2.709%, 3/31/2006	1,426,665	1,420,644
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	1,500,000	1,473,135
Wells Fargo & Co., 4.2%, 1/15/2010	1,775,000	1,782,214

		22,389,740

	Principal Amount ($)	Value ($)
Health Care 1.2%
Health Care Service Corp., 144A, 7.75%, 6/15/2011	2,330,000	2,726,105
Highmark, Inc., 144A, 6.8%, 8/15/2013	675,000	736,246

		3,462,351

Industrials 0.1%
BAE System 2001 Asset Trust, “B”, Series 2001, 144A, 7.156%, 12/15/2011	282,980	307,156
Materials 0.7%
Lubrizol Corp., 6.5%, 10/1/2034	1,267,000	1,290,385
Weyerhaeuser Co.:
6.875%, 12/15/2033	235,000	263,082
7.125%, 7/15/2023	95,000	107,595
7.375%, 3/15/2032	255,000	302,391

		1,963,453

Telecommunication Services 1.3%
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	810,000	860,598
BellSouth Corp., 5.2%, 9/15/2014	970,000	988,645
SBC Communications, Inc., 4.125%, 9/15/2009	2,085,000	2,081,195

		3,930,438

Utilities 2.9%
Centerior Energy Corp., Series B, 7.13%, 7/1/2007	1,490,000	1,608,974
Consumers Energy Co.:
Series F, 4.0%, 5/15/2010	1,655,000	1,625,554
144A, 5.0%, 2/15/2012	1,160,000	1,180,843
Pedernales Electric Cooperative, Series 02-A, 144A, 6.202%, 11/15/2032	1,715,000	1,845,134
Progress Energy, Inc., 6.75%, 3/1/2006	1,000,000	1,037,656
Xcel Energy, Inc., 7.0%, 12/1/2010	1,240,000	1,397,765

		8,695,926

Total Corporate Bonds (Cost $48,540,622)		49,150,536

Foreign Bonds — US$ Denominated 8.4%
Energy 0.3%
Petroleos Mexicanos, Series P, 9.5%, 9/15/2027	565,000	711,900
Financials 4.5%
Deutsche Telekom International Finance BV:
8.5%, 6/15/2010	255,000	303,800
8.75%, 6/15/2030	1,955,000	2,581,495
Endurance Specialty Holdings Ltd., 7.0%, 7/15/2034	225,000	231,682
HSBC Capital Funding LP, 144A, 4.61%*, 12/29/2049	340,000	328,190
Korea First Bank, 144A, 5.75%*, 3/10/2013	520,000	540,791
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	2,720,000	2,727,940
Mizuho Financial Group, 8.375%, 12/29/2049	2,230,000	2,443,857

	Principal Amount ($)	Value ($)
QBE Insurance Group Ltd., 144A, 5.647%*, 7/1/2023	1,085,000	1,065,660
Westfield Capital Corp.:
144A, 4.375%, 11/15/2010	235,000	232,430
144A, 5.125%, 11/15/2014	2,950,000	2,935,825

		13,391,670

Industrials 1.6%
Tyco International Group SA:
6.75%, 2/15/2011	1,900,000	2,129,497
6.875%, 1/15/2029	1,831,000	2,097,431
7.0%, 6/15/2028	539,000	626,661

		4,853,589

Materials 0.9%
Sappi Papier Holding AG, 144A, 7.5%, 6/15/2032	620,000	721,608
Sociedad Concesionaria Autopista Central, 144A, 6.223%, 12/15/2026	1,915,000	2,009,525

		2,731,133

Sovereign Bonds 0.2%
United Mexican States:
Series A, 6.75%, 9/27/2034 (e)	475,000	469,062
8.375%, 1/14/2011	145,000	170,303

		639,365

Telecommunication Services 0.9%
America Movil SA de CV, 144A, 5.75%, 1/15/2015	1,065,000	1,062,571
Telecom Italia Capital, 144A, 4.95%, 9/30/2014	910,000	891,562
Telecomunicaciones de Puerto Rico, 6.8%, 5/15/2009	625,000	665,349

		2,619,482

Total Foreign Bonds — US$ Denominated (Cost $24,071,893)		24,947,139

Asset Backed 7.7%
Automobile Receivables 2.4%
Daimler Chrysler Auto Trust, “A4”, Series 2002-A, 4.49%, 10/6/2008	1,083,000	1,089,682
Drive Auto Receivables Trust, “A3”, Series 2004-1, 144A, 3.5%, 8/15/2008	1,490,000	1,493,492
MMCA Automobile Trust:
“A4”, Series 2002-4, 3.05%, 11/16/2009	1,150,000	1,146,610
“A4”, Series 2002-2, 4.3%, 3/15/2010	2,348,246	2,356,770
“B”, Series 2002-2, 4.67%, 3/15/2010	486,668	483,227
“B”, Series 2002-1, 5.37%, 1/15/2010	438,264	442,790

		7,012,571

	Principal Amount ($)	Value ($)
Home Equity Loans 5.0%
Chase Funding Mortgage Loan, “2A2”, Series 2004-1*, 2.411%, 12/25/2033	2,110,000	2,110,038
Countrywide Asset-Backed Certificates, “N1”, Series 2004-2N, 144A, 5.0%, 2/25/2035	782,440	778,575
Countrywide Home Equity Loan Trust:
Series 2004-C, 2.62%*, 1/15/2034	1,100,545	1,098,204
“A2”, Series 2004-0, 2.68%*, 2/15/2034	3,948,727	3,948,040
Long Beach Mortgage Loan Trust, “N1”, Series 2003-4, 144A, 6.535%, 8/25/2033	109,472	109,573
Master Alternative Loan Trust, “5A1”, Series 2005-1, 5.5%, 1/1/2019	790,000	812,589
Merrill Lynch Mortgage Investors, Inc., “A2B”, Series 2004-HE2, 2.561%*, 8/25/2035	1,778,000	1,779,247
Novastar NIM Trust, Series 2004-N1, 144A, 4.458%, 2/26/2034	516,052	516,830
Park Place Securities NIM Trust, “A”, Series 2004-MHQ1, 144A, 2.487%, 12/25/2034	1,319,477	1,319,477
Renaissance NIM Trust, “A”, Series 2004-A, 144A, 4.45%, 6/25/2034	693,718	693,068
Residential Asset Securities Corp., “AI6”, Series 2000-KS1, 7.905%, 2/25/2031	1,648,091	1,716,965

		14,882,606

Industrials 0.3%
Delta Air Lines, Inc., “G-2”, Series 2002-1, 6.417%, 7/2/2012(e)	990,000	1,033,484

Total Asset Backed (Cost $22,991,451)		22,928,661

Preferred Stocks 0.2%
Farm Credit Bank of Texas, Series 1, 7.561%, 11/29/2049 (Cost $725,000)	725,000	745,844
US Government Agency Sponsored Pass-Throughs 6.6%
Federal Home Loan Mortgage Corp.:
4.0%, 5/1/2019	2,549,105	2,493,952
6.0%, 12/1/2034	1,790,000	1,849,998
Federal National Mortgage Association:
4.5%, 12/1/2018	384,971	384,612
5.0%, 3/1/2034	5,039,201	5,009,640
5.5% with various maturities from 3/1/2033 until 7/1/2033(d)	3,264,991	3,315,085
6.0% with various maturities from 7/1/2017 until 11/1/2017	1,177,258	1,235,198
6.31%, 6/1/2008	1,500,000	1,595,373
6.5% with various maturities from 3/1/2017 until 9/1/2034	2,421,989	2,544,647
7.13%, 1/1/2012	1,125,276	1,187,951

	Principal Amount ($)	Value ($)
8.0%, 9/1/2015	67,007	71,268

Total US Government Agency Sponsored Pass-Throughs (Cost $19,547,908)		19,687,724

Commercial and Non-Agency Mortgage-Backed Securities 11.1%
Banc of America Commercial Mortgage, Inc., “A5”, Series 2004-3, 5.31%, 6/10/2039	2,830,000	2,963,563
Chase Commercial Mortgage Securities Corp., “A1”, Series 2000-1, 7.656%, 4/15/2032	718,729	740,063
Citicorp Mortgage Securities, Inc., “A4”, Series 2003-3, 5.5%, 3/25/2033	1,300,000	1,324,218
Citigroup Mortgage Loan Trust, Inc.:
“1A2”, Series 2004-NCM-1, 6.5%, 6/25/2034	1,583,415	1,656,154
“1CB2”, Series 2004-NCM2, 6.75%, 8/25/2034	2,068,793	2,156,065
Countrywide Alternative Loan Trust:
“1A1”, Series 2004-J1, 6.0%, 2/25/2034	532,660	540,023
“7A1”, Series 2004-J2, 6.0%, 12/25/2033	625,564	640,421
First Union-Lehman Brothers Commercial Mortgage, “A3”, Series 1997-C1, 7.38%, 4/18/2029	1,745,245	1,857,034
GMAC Commercial Mortgage Securities, Inc., “A3”, Series 1997-C1, 6.869%, 7/15/2029	1,390,121	1,470,670
GS Mortgage Securities Corp. II, “C”, Series 1998-C1, 6.91%, 10/18/2030	1,260,000	1,378,987
Master Adjustable Rate Mortgages Trust, “9A2”, Series 2004-5, 4.88%*, 6/25/2032	1,865,000	1,870,401
Master Alternative Loan Trust:
“3A1”, Series 2004-5, 6.5%, 6/25/2034	79,792	83,059
“5A1”, Series 2004-3, 6.5%, 3/25/2034	834,601	866,681
“8A1”, Series 2004-3, 7.0%, 4/25/2034	627,143	655,167
Master Asset Securitization Trust, “8A1”, Series 2003-6, 5.5%, 7/25/2033	1,053,991	1,062,555
Merrill Lynch Mortgage Investors, Inc., “D”, Series 1996-C1, 7.42%, 4/25/2028	2,130,000	2,202,933
Park Place Securities NIM Trust, “B”, Series 2004-MHQ1, 144A, 3.474%, 12/25/2034	2,090,000	2,090,000
Residential Asset Securitization Trust, “A1”, Series 2003-A11, 4.25%, 11/25/2033	2,164,835	2,169,463
TIAA Real Estate CDO Ltd., “A2”, Series 2001-C1A, 144A, 6.3%, 6/19/2021	1,931,107	2,049,584
Wachovia Bank Commercial Mortgage Trust, “A5”, Series 2004-C11, 5.215%, 1/15/2041	853,000	878,211
Washington Mutual:
“2A1”, Series 2002-S8, 4.5%, 1/25/2018	847,038	850,127
“4A”, Series 2004-CB2, 6.5%, 8/25/2034	272,891	285,427

	Principal Amount ($)	Value ($)
Washington Mutual Mortgage Securities Corp., “A7, Series 2004-AR9, 4.26%*, 8/25/2034	1,393,000	1,394,097
Wells Fargo Mortgage Backed Securities Trust:
“1A6”, Series 2003-1, 4.5%, 2/25/2018	697,914	701,083
“1A1”, Series 2003-6, 5.0%, 6/25/2018	1,313,436	1,324,929

Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $33,461,281)		33,210,915

Collateralized Mortgage Obligations 24.0%
Fannie Mae Grantor Trust:
“1A3”, Series 2004-T2, 7.0%, 11/25/2043	599,913	635,719
“1A3”, Series 2004-T3, 7.0%, 2/25/2044	300,217	318,135
Fannie Mae Whole Loan:
“2A”, Series 2002-W1, 7.5%, 2/25/2042	1,042,175	1,113,367
“5A”, Series 2004-W2, 7.5%, 3/25/2044	1,735,182	1,857,381
Federal Home Loan Mortgage Corp.:
“AU”, Series 2759, 3.5%, 5/15/2019	1,313,000	1,309,386
“EK”, Series 2773, 3.5%, 5/15/2010	1,274,000	1,275,987
“QC”, Series 2694, 3.5%, 9/15/2020	2,290,000	2,275,892
“LB”, Series 2755, 4.0%, 9/15/2023	1,970,000	1,973,498
“NB”, Series 2750, 4.0%, 12/15/2022	2,839,000	2,835,240
“XG”, Series 2737, 4.0%, 11/15/2022	1,050,000	1,049,033
“LC”, Series 2682, 4.5%, 7/15/2032	1,690,000	1,632,944
“ME”, Series 2691, 4.5%, 4/15/2032	1,911,000	1,828,648
“ON”, Series 2776, 4.5%, 11/15/2032	1,410,000	1,342,274
“QH”, Series 2694, 4.5%, 3/15/2032	2,500,000	2,408,238
“1A2B”, Series T-48, 4.688%, 7/25/2022	149,297	149,305
“HG”, Series 2543, 4.75%, 9/15/2028	1,628,207	1,642,144
“BG”, Series 2640, 5.0%, 2/15/2032	2,060,000	2,067,793
“EG”, Series 2836, 5.0%, 12/15/2032	2,770,000	2,746,601
“NE”, Series 2802, 5.0%, 2/15/2033	2,640,000	2,627,135
“OE”, Series 2840, 5.0%, 2/15/2033	2,780,000	2,735,517
“OL”, Series 2840, 5.0%, 11/15/2022	2,335,000	2,397,704
“PD”, Series 2783, 5.0%, 1/15/2033	1,283,000	1,272,328
“PD”, Series 2844, 5.0%, 12/15/2032	2,765,000	2,736,505
“PE”, Series 2721, 5.0%, 1/15/2023	135,000	133,546

	Principal Amount ($)	Value ($)
“PQ”, Series 2844, 5.0%, 5/15/2023	1,616,000	1,664,835
“QK”, Series 2513, 5.0%, 8/15/2028	301,006	301,310
“TE”, Class 2764, 5.0%, 10/15/2032	1,495,000	1,480,800
“TE”, Series 2780, 5.0%, 1/15/2033	1,785,000	1,774,776
“CH”, Series 2390, 5.5%, 12/15/2016	440,000	456,296
“PE”, Series 2378, 5.5%, 11/15/2016	1,765,000	1,837,349
“PE”, Series 2512, 5.5%, 2/15/2022	45,000	46,727
“TG”, Series 2517, 5.5%, 4/15/2028	748,181	750,826
“BD”, Series 2453, 6.0%, 5/15/2017	1,050,000	1,095,590
“Z”, Series 2173, 6.5%, 7/15/2029	333,859	350,464
“3A”, Series T-41, 7.5%, 7/25/2032	1,403,657	1,496,388
Federal National Mortgage Association:
“A2”, Series 2003-63, 2.34%, 7/25/2044	247,513	246,893
“NA”, Series 2003-128, 4.0%, 8/25/2009	2,307,000	2,319,051
“2A3”, Series 2001-4, 4.16%, 6/25/2042	1,200,000	1,203,705
“NE”, Series 2004-52, 4.5%, 7/25/2033	1,282,000	1,218,062
“QG”, Series 2004-29, 4.5%, 12/25/2032	1,420,000	1,350,349
“WB”, Series 2003-106, 4.5%, 10/25/2015	1,735,000	1,760,836
“A2”, Series 2002-W10, 4.7%, 8/25/2042	8,964	8,957
“2A3”, Series 2003-W15, 4.71%, 8/25/2043	2,113,370	2,118,480
“1A3”, Series 2003-W18, 4.732%, 8/25/2043	1,160,000	1,165,593
“A2”, Series 2002-60, 4.75%, 2/25/2044	44,895	44,817
“KY”, Series 2002-55, 4.75%, 4/25/2028	132,708	132,497
“KH”, Series 2003-92, 5.0%, 3/25/2032	1,100,000	1,087,975
“MC”, Series 2002-56, 5.5%, 9/25/2017	947,587	975,562
“PG”, Series 2002-3, 5.5%, 2/25/2017	500,000	514,082
“QC”, Series 2002-11, 5.5%, 3/25/2017	640,000	665,482
“PM”, Series 2001-60, 6.0%, 3/25/2030	366,829	371,571
“VD”, Series 2002-56, 6.0%, 4/25/2020	214,624	218,317
“A2”, Series 1998-M6, 6.32%, 8/15/2008	1,124,756	1,201,071
“HM”, Series 2002-36, 6.5%, 12/25/2029	86,159	87,189
“1A2”, Series 2003-W3, 7.0%, 8/25/2042	645,327	683,843

	Principal Amount ($)	Value ($)
“A2”, Series 2002-T19, Grantor Trust, 7.0%, 7/25/2042	820,229	869,185
FHLMC Structured Pass-Through Securities:
“1A2”, Series T-59, 7.0%, 10/25/2043	840,479	889,857
“3A”, Series T-58, 7.0%, 9/25/2043	818,748	866,849

Total Collateralized Mortgage Obligations (Cost $71,469,198)		71,619,904

Municipal Investments 4.8%
Brockton, MA, Core City General Obligation, Economic Development, Series A, 6.45%, 5/1/2017(c)	1,530,000	1,701,192
Illinois, Higher Education Revenue, 7.05%, 7/1/2009(c)	1,410,000	1,581,625
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 5.2%, 12/1/2013	945,000	968,880
Los Angeles, CA, Community Redevelopment Agency, Community Redevelopment Financing Authority Revenue, Bunker Hill Project, Series B, 5.83%, 12/1/2017(c)	2,500,000	2,563,250
New York, General Obligation, Environmental Facilities Corp., Series B, 4.95%, 1/1/2013(c)	1,500,000	1,530,285
Oklahoma City, OK, Airport Revenue, 5.2%, 10/1/2012(c)	1,430,000	1,472,614
Oregon, School District General Obligation, School Board Association, Series A, Zero Coupon, 6/30/2017(c)	3,830,000	1,958,049
Portland, OR, Industrial Development Revenue, 3.35%, 6/15/2010(c)	1,550,000	1,489,255
Trenton, NJ, School District General Obligation, 4.3%, 4/1/2011(c)	1,040,000	1,028,602

Total Municipal Investments (Cost $13,951,696)		14,293,752

Government National Mortgage Association 0.1%
Government National Mortgage Association, 6.0% with various maturities from 1/15/2034 until 6/20/2034 (Cost $377,267)	367,880	381,544
US Government Backed 17.5%
US Treasury Bond:
6.0%, 2/15/2026(e)	10,386,000	11,897,246
7.25%, 5/15/2016(e)	4,682,000	5,860,548
US Treasury Note:
1.5%, 3/31/2006(e)	4,000,000	3,934,688
3.125%, 10/15/2008(e)	207,000	204,793
3.25%, 1/15/2013(e)	28,575,000	28,327,198
4.25%, 11/15/2013(e)	1,995,000	2,007,546

Total US Government Backed (Cost $52,667,724)		52,232,019

	Shares	Value ($)
Securities Lending Collateral 19.0%
Daily Assets Fund Institutional, 2.25%(f)(g) (Cost $56,591,078)	56,591,078	56,591,078

Cash Equivalents 3.5%
Scudder Cash Management QP Trust, 2.24%(b) (Cost $10,557,817)	10,557,817	10,557,817

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $354,952,935)(a)	119.4	356,346,933

Other Assets and Liabilities, Net	(19.4)	(57,959,700)

Net Assets	100.0	298,387,233

Notes to Scudder Fixed Income Portfolio of Investments

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2004.

(a)	The cost for federal income tax purposes was $354,991,184. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $1,355,749. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,274,728 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,918,979.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Bond is insured by one of these companies:

Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	1.3%
FGIC	Financial Guaranty Insurance Company	1.7%
FSA	Financial Security Assurance	0.7%

(d)	Mortgage dollar roll included.

(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004, amounted to $55,585,732, which is 18.6% of total net assets.

(f)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(g)	Represents collateral held in connection with securities lending.

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association, Federal Home Loan Mortgage Corp. and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $287,804,040) — including $55,585,732 of securities loaned	$289,198,038
Investment in Daily Assets Fund Institutional (cost $56,591,078)*	56,591,078
Investment in Scudder Cash Management QP Trust (cost $10,557,817)	10,557,817
Total investments in securities, at value (cost $354,952,935)	356,346,933
Cash	73,857
Receivable for investments sold	934,790
Interest receivable	2,459,749
Receivable for Portfolio shares sold	1,478,427
Other assets	11,167
Total assets	361,304,923
Liabilities
Payable for investments purchased	3,659,384
Payable for investments purchased — mortgage dollar rolls	2,263,450
Payable upon return of securities loaned	56,591,078
Deferred mortgage dollar roll income	2,521
Accrued management fee	145,855
Payable for Portfolio shares redeemed	140,575
Other accrued expenses and payables	114,827
Total liabilities	62,917,690

Net assets, at value	$298,387,233

Net Assets
Net assets consist of:
Undistributed net investment income	9,524,556
Net unrealized appreciation (depreciation) on investments	1,393,998
Accumulated net realized gain (loss)	2,647,909
Paid-in capital	284,820,770

Net assets, at value	$298,387,233

Class A
Net Asset Value, offering and redemption price per share ($210,037,506 ÷ 17,397,738 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.07
Class B
Net Asset Value, offering and redemption price per share ($88,349,727 ÷ 7,335,272 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.04

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Dividends	$47,575
Interest	11,599,430
Interest — Scudder Cash Management QP Trust	15,353
Mortgage dollar roll income	172,308
Securities lending income, including income from Daily Assets Fund Institutional	24,595
Total Income	11,859,261
Expenses:
Management fee	1,589,597
Custodian fees	23,243
Distribution service fees (Class B)	175,814
Record keeping fees (Class B)	91,731
Auditing	42,156
Legal	18,958
Trustees’ fees and expenses	3,041
Reports to shareholders	50,572
Other	16,201
Total expenses, before expense reductions	2,011,313
Expense reductions	(4,070)
Total expenses, after expense reductions	2,007,243

Net investment income	9,852,018

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	2,613,421
Net unrealized appreciation (depreciation) during the period on investments	(740,835)

Net gain (loss) on investment transactions	1,872,586

Net increase (decrease) in net assets resulting from operations	$11,724,604

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,852,018	$9,005,497
Net realized gain (loss) on investment transactions	2,613,421	5,632,277
Net unrealized appreciation (depreciation) on investment transactions during the period	(740,835)	(3,106,535)
Net increase (decrease) in net assets resulting from operations	11,724,604	11,531,239
Distributions to shareholders from:
Net investment income
Class A	(6,899,791)	(7,642,555)
Class B	(1,766,032)	(352,039)
Net realized gains
Class A	(3,369,665)	—
Class B	(976,642)	—
Portfolio share transactions:
Class A
Proceeds from shares sold	43,408,606	33,556,029
Reinvestment of distributions	10,269,456	7,642,555
Cost of shares redeemed	(42,555,105)	(59,678,316)
Net increase (decrease) in net assets from Class A share transactions	11,122,957	(18,479,732)
Class B
Proceeds from shares sold	46,084,279	45,408,382
Reinvestment of distributions	2,742,674	352,039
Cost of shares redeemed	(6,180,393)	(2,824,214)
Net increase (decrease) in net assets from Class B share transactions	42,646,560	42,936,207
Increase (decrease) in net assets	52,481,991	27,993,120
Net assets at beginning of period	245,905,242	217,912,122

Net assets at end of period (including undistributed net investment income of $9,524,556 and $8,499,174, respectively)	$298,387,233	245,905,242

Other Information
Class A
Shares outstanding at beginning of period	16,493,825	18,049,005
Shares sold	3,610,180	2,793,008
Shares issued to shareholders in reinvestment of distributions	865,161	650,984
Shares redeemed	(3,571,428)	(4,999,172)
Net increase (decrease) in Portfolio shares	903,913	(1,555,180)

Shares outstanding at end of period	17,397,738	16,493,825

Class B
Shares outstanding at beginning of period	3,731,351	144,625
Shares sold	3,887,722	3,792,922
Shares issued to shareholders in reinvestment of distributions	230,865	29,986
Shares redeemed	(514,666)	(236,182)
Net increase (decrease) in Portfolio shares	3,603,921	3,586,726

Shares outstanding at end of period	7,335,272	3,731,351

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$12.16	$11.98	$11.48	$11.45	$11.00
Income from investment operations:
Net investment income[c]	.50	.45	.53	.62	.69
Net realized and unrealized gain (loss) on investment transactions	.05	.14	.37	.01	.36

Total from investment operations	.55	.59	.90	.63	1.05

Less distributions from:
Net investment income	(.43)	(.41)	(.40)	(.60)	(.60)
Net realized gains on investment transactions	(.21)	—	—	—	—
Total distributions	(.64)	(.41)	(.40)	(.60)	(.60)

Net asset value, end of period	$12.07	$12.16	$11.98	$11.48	$11.45

Total Return (%)	4.53	5.13	8.01	5.71	9.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	210	201	216	134	78
Ratio of expenses before expense reductions (%)	.66	.66	.65	.64	.68
Ratio of expenses after expense reductions (%)	.66	.66	.65	.64	.67
Ratio of net investment income (loss) (%)	4.18	3.75	4.57	5.46	6.36
Portfolio turnover rate (%)	185[d]	229[d]	267	176	311

[a]	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[c]	Based on average shares outstanding during the period.

[d]	The portfolio turnover rate including mortgage dollar roll transactions was 204% and 265% for the year ended December 31, 2004 and December 31, 2003, respectively.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$12.13	$11.96	$11.36
Income from investment operations:
Net investment income[b]	.45	.40	.27
Net realized and unrealized gain (loss) on investment transactions	.05	.15	.33

Total from investment operations	.50	.55	.60

Less distributions from:
Net investment income	(.38)	(.38)	—
Net realized gains on investment transactions	(.21)	—	—

Total distributions	(.59)	(.38)	—

Net asset value, end of period	$12.04	$12.13	$11.96

Total Return (%)	4.10	4.76	5.28	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	88	45	2
Ratio of expenses (%)	1.03	1.05	.92	*
Ratio of net investment income (loss) (%)	3.81	3.36	4.69	*
Portfolio turnover rate (%)	185 [c]	229 [c]	267

[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

[c]	The portfolio turnover rate including mortgage dollar roll transactions was 204% and 265% for the year ended December 31, 2004 and December 31, 2003, respectively.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

Scudder Global Blue Chip Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Global Blue Chip Portfolio from 5/5/1998 to 12/31/2004

☐	Scudder Global Blue Chip Portfolio — Class A

☐	MSCI World Index

MSCI World Index is an unmanaged, capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Yearly periods ended December 31

Comparative Results

Scudder Global Blue Chip Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,476	$12,483	$10,196	$12,647
	Average annual total return	14.76%	7.67%	.39%	3.59%
MSCI World Index	Growth of $10,000	$11,472	$12,233	$8,834	$11,890
	Average annual total return	14.72%	6.95%	-2.45%	2.63%

Scudder Global Blue Chip Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$11,433	$13,234
	Average annual total return			14.33%	11.85%
MSCI World Index	Growth of $10,000			$11,472	$13,416
	Average annual total return			14.72%	12.47%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 5, 1998. Index returns begin April 30, 1998.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

Scudder Global Blue Chip Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,143.70	$1,141.50
Expenses Paid per $1,000*	$8.24	$10.26

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,017.52	$1,015.62
Expenses Paid per $1,000*	$7.76	$9.66

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Global Blue Chip Portfolio	1.53%	1.90%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Global Blue Chip Portfolio

Amid a positive environment for the global equity markets, the portfolio returned 14.76% for the year ended December 31, 2004 (Class A shares, unadjusted for contract charges), in line with the 14.72% return of the MSCI World Index. Performance was helped by overweights in energy and materials as well as underweights in health care and technology. We also added value to the portfolio through stock selection in a number of sectors, including health care, financials and utilities. However, the positive impact from these factors was offset by underperforming stocks within the consumer sector.

We continue to invest in companies that we believe will benefit from longer-term themes in the world economy. There are currently 10 themes at work in the portfolio. All produced a positive return in 2004 with the exception of the theme called “Safety Assets,” which invests in gold stocks. The top-performing theme was “New Annuities,” which invests in companies with assets that can generate predictable long-term returns. Our most notable shift during the year was to take profits by reducing the portfolio’s weighting in commodity-related stocks. We maintained its weighting in energy, however, based on our belief that the sector has further upside.

The key factors driving the markets in 2004 were interest rates, the dollar and China. All of these were important components of the portfolio’s performance, and we will be watching for key shifts in 2005. Overall, we continue to believe that at a time of continued uncertainty in the markets, our emphasis on longer-term trends will help the portfolio deliver steady returns.

Oliver Kratz

Steve M. Wreford

Co-Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Global Blue Chip Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	89%	97%
Cash Equivalents	8%	3%
Exchange Traded Fund	2%	—
Preferred Stocks	1%	—

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Financials	21%	17%
Materials	16%	19%
Energy	13%	14%
Industrials	12%	7%
Information Technology	11%	10%
Health Care	9%	8%
Utilities	7%	6%
Consumer Discretionary	6%	10%
Consumer Staples	3%	2%
Telecommunication Services	2%	7%

	100%	100%

Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Continental Europe	30%	19%
United States	28%	34%
Asia (excluding Japan)	13%	11%
Japan	11%	9%
United Kingdom	7%	10%
Canada	6%	5%
Latin America	3%	6%
Africa	2%	3%
Australia	—	3%

	100%	100%

Asset allocation, sector diversification and geographical diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 51. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Global Blue Chip Portfolio

	Shares	Value ($)
Common Stocks 88.7%
Australia 0.3%
Alumina Ltd. (Cost $126,894)	48,800	227,231
Austria 1.5%
Erste Bank der oesterreichischen Sparkassen AG	6,200	331,195
Wienerberger AG	16,600	793,108

(Cost $845,372)		1,124,303

Brazil 1.2%
Aracruz Celulose SA “B” (ADR)	10,900	410,930
Companhia Vale do Rio Doce (ADR)	17,200	498,972

(Cost $441,014)		909,902

Canada 5.1%
Canadian National Railway Co.*	23,200	1,414,868
EnCana Corp.	15,899	907,642
Goldcorp, Inc.*	36,600	551,680
Meridian Gold, Inc.*	32,700	620,622
Placer Dome, Inc.*	20,600	388,222

(Cost $2,098,359)		3,883,034

China 0.9%
China Petroleum & Chemical Corp. “H” (Cost $576,393)	1,580,000	645,400
France 4.2%
Carrefour SA	16,002	762,145
Societe Generale	5,339	540,286
Total SA	8,405	1,835,916

(Cost $2,646,842)		3,138,347

Germany 11.9%
Allianz AG (Registered)	10,299	1,366,294
BASF AG (d)	25,950	1,869,444
Commerzbank AG* (d)	58,320	1,201,755
Deutsche Boerse AG (d)	7,679	462,181
E.ON AG (d)	21,239	1,935,962
Schering AG (d)	11,600	867,359
Volkswagen AG	28,183	1,277,563

(Cost $6,593,907)		8,980,558

Hong Kong 3.1%
China Mobile (Hong Kong) Ltd.	145,600	493,594
Denway Motors Ltd.	812,000	289,899
Fountain Set (Holdings) Ltd.	908,000	589,937
Hutchison Whampoa Ltd.	100,000	935,968

(Cost $2,160,807)		2,309,398

India 1.0%
Oil & Natural Gas Corp. Ltd.	9,600	180,991
Reliance Industries Ltd.	44,000	540,308

(Cost $693,189)		721,299

Israel 0.4%
Teva Pharmaceutical Industries Ltd. (ADR) (Cost $308,214)	10,600	316,516

	Shares	Value ($)
Italy 2.4%
Capitalia SpA	169,300	775,508
Enel SpA	56,500	555,247
Mediobanca SpA	28,200	456,520

(Cost $1,492,530)		1,787,275

Japan 10.2%
Daiwa Securities Group, Inc.	62,000	447,741
FANUC Ltd.	21,000	1,373,085
Japan Retail Fund Investment Corp. (REIT)	24	202,596
Komatsu Ltd.	165,000	1,154,533
Mitsubishi Estate Co., Ltd.	77,000	901,727
Mitsubishi Tokyo Financial Group, Inc.	38	385,674
Mitsui Fudosan Co., Ltd.	107,000	1,300,039
Mizuho Financial Group, Inc.	119	599,239
Nomura Holdings, Inc.	93,000	1,355,928

(Cost $6,699,056)		7,720,562

Korea 2.8%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	20,800	309,428
LG Electronics, Inc.	13,200	817,349
Samsung Electronics Co., Ltd.	2,310	1,005,270

(Cost $1,884,767)		2,132,047

Malaysia 0.3%
Resorts World Berhad (Cost $211,544)	81,200	213,684
Mexico 1.4%
Cemex SA de CV (ADR)	10,700	389,694
Fomento Economico Mexicano SA de CV (ADR)	8,200	431,402
Grupo Televisa SA (ADR)	4,100	248,050

(Cost $826,238)		1,069,146

Peru 1.0%
Compania de Minas Buenaventura SA (ADR) (Cost $595,582)	34,300	785,470
Russia 1.8%
Gazprom “S” (ADR) 144A (d)	23,000	823,600
LUKOIL (ADR)	4,500	551,250

(Cost $840,793)		1,374,850

Singapore 1.8%
DBS Group Holdings Ltd.	62,000	611,492
Singapore Telecommunications Ltd.	519,060	756,777

(Cost $1,072,310)		1,368,269

South Africa 1.3%
Gold Fields Ltd.	49,100	605,715
Impala Platinum Holdings Ltd. (ADR)	17,700	376,228

(Cost $773,476)		981,943

Sweden 1.8%
Skandinaviska Enskilda Banken AB (Cost $1,081,446)	70,600	1,365,170

	Shares	Value ($)
Switzerland 2.9%
ABB Ltd.*	101,358	566,022
Credit Suisse Group	11,425	480,270
Nestle SA (Registered)	1,527	399,510
Novartis AG (Registered)	14,463	728,810

(Cost $1,889,687)		2,174,612

Taiwan 1.8%
Hon Hai Precision Industry Co., Ltd.	132,249	613,462
Quanta Computer, Inc.	300,417	540,352
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	27,042	229,587

(Cost $1,243,503)		1,383,401

Thailand 0.5%
Bangkok Bank PCL (Foreign Registered)* (Cost $312,623)	125,600	368,556
United Kingdom 6.0%
Anglo American PLC	24,231	573,140
GlaxoSmithKline PLC	55,355	1,298,695
Lonmin PLC	27,333	481,211
National Grid Transco PLC	89,984	856,892
Rio Tinto PLC	14,318	421,409
RT Group PLC*	54,206	11,448
William Morrison Supermarkets PLC	218,828	869,665

(Cost $4,053,674)		4,512,460

United States 23.1%
Affiliated Computer Services, Inc. “A”*	11,200	674,128
AFLAC, Inc.	26,800	1,067,712
Anadarko Petroleum Corp.	15,300	991,593
AutoZone, Inc.*	4,500	410,895
Avocent Corp.*	12,500	506,500
Caremark Rx, Inc.*	12,300	484,989
Caterpillar, Inc.	11,500	1,121,365
ConocoPhillips	16,400	1,424,012
Dean Foods Co.*	17,000	560,150
Devon Energy Corp.	15,300	595,476
Eaton Corp.	5,500	397,980
Equity Residential (REIT)	11,900	430,542
Hewlett-Packard Co.	65,300	1,369,341
Medicines Co.*	14,600	420,480
Microsoft Corp.	38,300	1,022,993
Monsanto Co.	32,400	1,799,820
Newmont Mining Corp.	12,500	555,125
Pfizer, Inc.	48,300	1,298,787
Schlumberger Ltd.	13,500	903,825
VERITAS Software Corp.*	22,600	645,230
Wyeth	18,700	796,433

(Cost $14,656,440)		17,477,376

Venezuela 0.0%
Compania Anonima Nacional Telefonos de Venezuela (ADR) (Cost $35,275)	1,700	38,063

Total Common Stocks (Cost $54,159,935)		67,008,872

Preferred Stocks 0.8%
Germany
Porsche AG (Cost $645,846)	1,000	638,168
Exchange Traded Funds 2.1%
iShares MSCI Malaysia Index Fund	11,700	83,655
iShares Nasdaq Biotechnology Index Fund*(d)	19,900	1,500,460

Total Exchange Traded Funds (Cost $1,484,286)		1,584,115

Securities Lending Collateral 8.8%
Daily Assets Fund Institutional, 2.25%(c)(e) (Cost $6,643,847)	6,643,847	6,643,847
Cash Equivalents 8.4%
Scudder Cash Management QP Trust, 2.24%(b) (Cost $6,382,314)	6,382,314	6,382,314

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $69,316,228)(a)	108.8	82,257,316
Other Assets and Liabilities, Net	(8.8)	(6,684,153)

Net Assets	100.0	75,573,163

Notes to Scudder Global Blue Chip Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $69,467,378. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $12,789,938. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,964,276 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,174,338.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $6,351,889, which is 8.4% of total net assets.

(e)	Represents collateral held in connection with securities lending.

ADR:	American Depositary Receipts

REIT:	Real Estate Investment Trust

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $56,290,067) — including $6,351,889 of securities loaned	$69,231,155
Investment in Daily Assets Fund Institutional (cost $6,643,847)*	6,643,847
Investment in Scudder Cash Management QP Trust (cost $6,382,314)	6,382,314
Total investments in securities, at value (cost $69,316,228)	82,257,316
Cash	1,336
Foreign currency, at value (cost $60,569)	64,671
Receivables for investments sold	793,632
Dividends receivable	81,978
Interest receivable	8,053
Receivable for Portfolio shares sold	28,292
Foreign taxes recoverable	10,210
Other assets	7,566

Total assets	83,253,054

Liabilities
Payable for investments purchased	808,096
Payable upon return of securities loaned	6,643,847
Payable for Portfolio shares redeemed	68,054
Accrued management fee	61,268
Other accrued expenses and payables	98,626
Total liabilities	7,679,891

Net assets, at value	$75,573,163

Net Assets
Net assets consist of:
Undistributed net investment income	102,166
Net unrealized appreciation (depreciation) on:
Investments	12,941,088
Foreign currency related transactions	6,433
Accumulated net realized gain (loss)	(4,812,938)
Paid-in capital	67,336,414

Net assets, at value	$75,573,163

Class A
Net Asset Value, offering and redemption price per share ($63,027,127 ÷ 5,350,985 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.78
Class B
Net Asset Value, offering and redemption price per share ($12,546,036 ÷ 1,064,827 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.78

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $86,153)	$1,100,189
Interest — Scudder Cash Management QP Trust	41,410
Securities lending income, including income from Daily Assets Fund Institutional	29,814

Total Income	1,171,413

Expenses:
Management fee	647,402
Custodian and accounting fees	190,058
Distribution service fees (Class B)	23,461
Record keeping fees (Class B)	12,031
Auditing	50,584
Legal	16,830
Trustees’ fees and expenses	1,909
Reports to shareholders	13,947
Other	11,575
Total expenses, before expense reductions	967,797
Expense reductions	(1,159)
Total expenses, after expense reductions	966,638

Net investment income (loss)	204,775

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	5,258,185
Foreign currency related transactions	(17,858)

5,240,327

Net unrealized appreciation (depreciation) during the period on:
Investments	3,765,804
Foreign currency related transactions	(116)
3,765,688

Net gain (loss) on investment transactions	9,006,015

Net increase (decrease) in net assets resulting from operations	$9,210,790

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$204,775	$469,875
Net realized gain (loss) on investment transactions	5,240,327	(902,561)
Net unrealized appreciation (depreciation) on investment transactions during the period	3,765,688	13,515,142
Net increase (decrease) in net assets resulting from operations	9,210,790	13,082,456
Distributions to shareholders from:
Net investment income
Class A	(686,309)	(164,671)
Class B	(57,902)	(1,208)
Portfolio share transactions:
Class A
Proceeds from shares sold	10,246,696	14,111,779
Reinvestment of distributions	686,309	164,671
Cost of shares redeemed	(9,557,336)	(14,079,045)
Net increase (decrease) in net assets from Class A share transactions	1,375,669	197,405
Class B
Proceeds from shares sold	5,449,125	5,128,199
Reinvestment of distributions	57,902	1,208
Cost of shares redeemed	(572,691)	(196,055)
Net increase (decrease) in net assets from Class B share transactions	4,934,336	4,933,352
Increase (decrease) in net assets	14,776,584	18,047,334
Net assets at beginning of period	60,796,579	42,749,245

Net assets at end of period (including undistributed net investment income of $102,166 and $671,339, respectively)	$75,573,163	$60,796,579

Other Information
Class A
Shares outstanding at beginning of period	5,262,148	5,267,978
Shares sold	941,848	1,644,533
Shares issued to shareholders in reinvestment of distributions	64,503	21,782
Shares redeemed	(917,514)	(1,672,145)
Net increase (decrease) in Portfolio shares	88,837	(5,830)

Shares outstanding at end of period	5,350,985	5,262,148

Class B
Shares outstanding at beginning of period	588,861	24,654
Shares sold	522,896	585,383
Shares issued to shareholders in reinvestment of distributions	5,427	160
Shares redeemed	(52,357)	(21,336)
Net increase (decrease) in Portfolio shares	475,966	564,207

Shares outstanding at end of period	1,064,827	588,861

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$10.39	$8.08	$9.64	$11.81	$12.37

Income (loss) from investment operations:
Net investment income (loss)[b]	.04	.09	.07	.08	.03
Net realized and unrealized gain (loss) on investment transactions	1.48	2.25	(1.57)	(1.90)	(.44)
Total from investment operations	1.52	2.34	(1.50)	(1.82)	(.41)
Less distributions from:
Net investment income	(.13)	(.03)	(.06)	—	—
Net realized gains on investment transactions	—	—	—	(.35)	(.15)
Total distributions	(.13)	(.03)	(.06)	(.35)	(.15)

Net asset value, end of period	$11.78	$10.39	$8.08	$9.64	$11.81

Total Return (%)	14.76	29.13[c]	(15.77)	(15.48)	(3.36)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	63	55	43	44	33
Ratio of expenses before expense reductions (%)	1.44	1.48	1.32	1.24	1.78
Ratio of expenses after expense reductions (%)	1.43	1.17	1.32	1.24	1.50
Ratio of net investment income (loss) (%)	.38	1.02	.79	.76	.28
Portfolio turnover rate (%)	81	65	41	52	54

[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

[c]	Total returns would have been lower had certain expenses not been reduced.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$10.38	$8.06	$8.98
Income (loss) from investment operations:
Net investment income (loss)[b]	.00[d]	.04	.02
Net realized and unrealized gain (loss) on investment transactions	1.48	2.29	(.94)
Total from investment operations	1.48	2.33	(.92)
Less distributions from:
Net investment income	(.08)	(.01)	—

Net asset value, end of period	$11.78	$10.38	$8.06

Total Return (%)	14.33	28.96[c]	(10.24	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	6	.2
Ratio of expenses before expense reductions (%)	1.84	1.87	1.60	*
Ratio of expenses after expense reductions (%)	1.83	1.64	1.60	*
Ratio of net investment income (loss) (%)	.02	.55	.49	*
Portfolio turnover rate (%)	81	65	41

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

[c]	Total returns would have been lower had certain expenses not been reduced.

[d]	Amount is less than $.005 per share.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

Scudder Government & Agency Securities Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The guarantee relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Government & Agency Securities Portfolio from 12/31/1994 to 12/31/2004

☐	Scudder Government & Agency Securities Portfolio — Class A
☐	Lehman Brothers GNMA Index

The Lehman Brothers GNMA Index is an unmanaged market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Yearly periods ended December 31

Comparative Results

Scudder Government & Agency Securities Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,375	$11,464	$13,668	$19,584
	Average annual total return	3.75%	4.66%	6.45%	6.95%
Lehman Brothers GNMA Index	Growth of $10,000	$10,435	$11,666	$14,027	$20,684
	Average annual total return	4.35%	5.27%	7.00%	7.54%

Scudder Government & Agency Securities Portfolio				1-Year	Life of Class*
Class B	Growth of $10,000			$10,336	$10,917
	Average annual total return			3.36%	3.57%
Lehman Brothers GNMA Index	Growth of $10,000			$10,435	$11,180
	Average annual total return			4.35%	4.56%

The growth of $10,000 is cumulative.

*	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

Scudder Government & Agency Securities Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,033.80	$1,031.60
Expenses Paid per $1,000*	$3.12	$5.06

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,022.14	$1,020.22
Expenses Paid per $1,000*	$3.10	$5.04

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Government & Agency Securities Portfolio	.61%	.99%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Government & Agency Securities Portfolio

The year 2004 produced a more positive environment for mortgage securities than the previous year. Several factors were responsible: (1) interest rates were relatively stable, and any increases — mainly on the short end of the yield curve — were carefully communicated in advance by the Federal Reserve; (2) job growth rose to a respectable average level per month, beginning with the March nonfarm payroll report, and is now in line with economists’ forecasts; (3) significant US dollar weakness prompted foreign central banks, primarily in Asia, to intervene and purchase dollars in significant volume to support the value of their own currencies. These actions dampened what might otherwise have been larger long-term interest rate increases during the year; and (4) the net supply of mortgages declined drastically — from $230 billion in 2003 to $40 billion in 2004 while demand remained stable.

During the 12-month period ended December 31, 2004, the portfolio provided a total return of 3.75% (Class A shares, unadjusted for contract charges) compared with the 4.35% return of its benchmark, the Lehman Brothers GNMA Index. The portfolio’s return also outperformed the 3.61% return of the average peer in its Lipper category.

During the past 12 months, we focused on mortgages that will maintain their yield in a wide variety of interest rate scenarios. The strategy has been to purchase GNMA mortgages with specifically defined geographic characteristics and smaller loan sizes. Our security selection in this sector of the market has helped performance in terms of price appreciation and a higher yield. In addition, because we anticipated a stable rate environment, we emphasized 30-year mortgages over 15-year instruments because of the yield advantage of longer-term issues. Going forward, we believe that the Fed will continue to raise short-term interest rates incrementally. If interest rates continue to be relatively stable, we expect to maintain our current strategy of emphasizing certain mortgage pool characteristics and longer-term mortgages.

Sean P. McCaffrey

William Chepolis

Co-Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The government guarantee relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Lehman Brothers GNMA Index is an unmanaged market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Government & Agency Securities Portfolio

Asset Allocation	12/31/04	12/31/03
Agencies Backed by the Full Faith and Credit of the US Government (GNMA)	57%	62%
Agencies Not Backed by the Full Faith and Credit of the US Government (FNMA, FHLMC)	21%	31%
Cash Equivalents	18%	3%
US Government Backed	4%	1%
Repurchase Agreements	—	3%

	100%	100%

Credit Quality	12/31/04	12/31/03
AAA	100%	100%

Interest Rate Sensitivity	12/31/04	12/31/03
Average Maturity	4.6 years	2.9 years
Average Duration	2.6 years	2.6 years

Asset allocation, credit quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund’s credit quality does not remove market risk.

For more complete details about the Portfolio’s investment portfolio, see page 7. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Government & Agency Securities Portfolio

	Principal Amount ($)	Value ($)
Agencies Backed by the Full Faith and Credit of the US Government 68.0%
Government National Mortgage Association:
4.5%, 8/15/2018	3,026,940	3,044,920
5.0% with various maturities from 7/15/2018 until 7/20/2034 (c)	38,372,263	38,394,313
5.5% with various maturities from 12/15/2032 until 12/20/2034 (c)	83,284,492	85,074,527
6.0% with various maturities from 5/15/2016 until 12/20/2034 (c)	50,128,635	51,947,012
6.5% with various maturities from 3/15/2014 until 8/20/2034 (c)	27,649,702	29,131,129
7.0% with various maturities from 4/15/2007 until 10/15/2032	7,716,379	8,200,573
7.5% with various maturities from 12/15/2013 until 7/15/2032	5,852,419	6,282,828
8.0% with various maturities from 12/15/2026 until 11/15/2031	1,612,228	1,750,673
8.5% with various maturities from 5/15/2016 until 12/15/2030	204,983	224,605
9.0%, 8/15/2027	22,317	25,170
9.5% with various maturities from 6/15/2013 until 12/15/2022	73,681	82,967
10.0% with various maturities from 2/15/2016 until 3/15/2016	32,718	36,327

Total Agencies Backed by the Full Faith and Credit of the US Government (Cost $222,211,883)		224,195,044

Agencies Not Backed by the Full Faith and Credit of the US Government 24.8%
Federal Farm Credit Bank, 2.25%, 9/1/2006	7,445,000	7,333,846
Federal Home Loan Bank, Series 1, 3.25%, 12/17/2007	15,000,000	14,903,670
Federal Home Loan Mortgage Corp.:
4.5%, 5/1/2019	81,382	81,161
5.0% with various maturities from 6/1/2033 until 6/1/2034	5,704,506	5,671,799
5.5% with various maturities from 2/1/2017 until 4/1/2034	1,290,022	1,313,147
6.0% with various maturities from 3/1/2017 until 11/1/2033 (c)	8,821,349	9,120,822
6.5%, 9/1/2032	342,357	359,489
7.0% with various maturities from 5/1/2029 until 9/1/2032	5,321,910	5,640,651

	Principal Amount ($)	Value ($)
7.5% with various maturities from 1/1/2027 until 11/1/2033	1,385,816	1,484,792
8.0%, 11/1/2030	11,325	12,273
8.5%, 7/1/2030	7,796	8,485
Federal National Mortgage Association:
5.0% with various maturities from 10/1/2019 until 10/1/2033	6,149,849	6,231,275
5.5% with various maturities from 1/1/2034 until 6/1/2034	5,203,959	5,286,216
6.0% with various maturities from 7/1/2016 until 9/1/2033	3,878,105	4,037,761
6.5% with various maturities from 9/1/2016 until 7/1/2034 (c)	7,484,421	7,854,208
7.0% with various maturities from 9/1/2013 until 7/1/2034	1,694,428	1,795,572
7.5% with various maturities from 6/1/2015 until 3/1/2032	3,701,670	3,965,391
8.0%, 12/1/2024	29,854	32,496
Tennessee Valley Authority, 5.625%, 1/18/2011	6,000,000	6,445,968

Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $81,555,644)		81,579,022

US Government Backed 4.9%
US Treasury Bill, 1.813%*, 1/20/2005 (d)	165,000	164,845
US Treasury Note, 4.25%, 8/15/2014	15,825,000	15,860,242

Total US Government Backed (Cost $15,957,730)		16,025,087

Collateralized Mortgage Obligations 0.1%
Federal National Mortgage Association, “IN”, Series 2003-84, Interest Only, 4.5%, 4/25/2013 (Cost $356,191)	4,608,888	330,973
Cash Equivalents 20.6%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $67,948,768)	67,948,768	67,948,768

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $388,030,216) (a)	118.4	390,078,894
Other Assets and Liabilities, Net	(18.4)	(60,509,199)
Net Assets	100.0	329,569,695

Notes to Scudder Government & Agency Securities Portfolio of Investments

*	Annualized yield at time of purchase; not a coupon rate.

(a)	The cost for federal income tax purposes was $388,052,593. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $2,026,301. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,785,335 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $759,034.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Mortgage dollar roll included.

(d)	At December 31, 2004, these securities have been segregated, in part or in whole, to cover initial margin requirements for open futures contracts.

At December 31, 2004, open futures contracts purchased were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
10 year US Treasury Note	3/21/2005	23	2,558,062	2,574,563	16,501

At December 31, 2004, open futures contracts sold short were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
2 year US Treasury Note	3/31/2005	40	(8,399,213)	(8,383,750)	15,463
5 year US Treasury Note	3/21/2005	85	(9,298,524)	(9,310,156)	(11,632)
Total net unrealized appreciation					3,831

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association, Government National Mortgage Association and Federal Home Loan Mortgage Corp. issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $320,081,448)	$322,130,126
Investment in Scudder Cash Management QP Trust (cost $67,948,768)	67,948,768
Total investments in securities, at value (cost $388,030,216)	390,078,894
Receivable for investments sold	39,960,613
Interest receivable	1,909,217
Receivable for Portfolio shares sold	323,832
Other assets	10,053

Total assets	432,282,609

Liabilities
Payable for investments purchased	30,127,633
Payable for when issued and forward delivery securities	5,971,711
Payable for investments purchased — mortgage dollar rolls	66,166,759
Deferred mortgage dollar roll income	76,424
Payable for Portfolio shares redeemed	86,162
Payable for daily variation margin on open futures contracts	11,469
Accrued management fee	156,889
Other accrued expenses and payables	115,867

Total liabilities	102,712,914

Net assets, at value	$329,569,695

Net Assets
Net assets consist of:
Undistributed net investment income	10,896,663
Net unrealized appreciation (depreciation) on:
Investments	2,048,678
Futures	20,332
Accumulated net realized gain (loss)	2,157,418
Paid-in capital	314,446,604

Net assets, at value	$329,569,695

Class A

Net Asset Value, offering and redemption price per share ($280,091,543 ÷ 22,309,252 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.55
Class B

Net Asset Value, offering and redemption price per share ($49,478,152 ÷ 3,952,379 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.52

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Interest	$12,383,702
Interest — Scudder Cash Management QP Trust	872,299
Mortgage dollar roll income	1,323,021
Securities lending income, including income from Daily Assets Fund Institutional	10,160

Total Income	14,589,182

Expenses:
Management fee	1,908,304
Custodian fees	36,725
Distribution service fees (Class B)	112,953
Record keeping fees (Class B)	61,467
Auditing	58,595
Legal	26,856
Trustees’ fees and expenses	2,572
Reports to shareholders	76,696
Other	22,019
Total expenses, before expense reductions	2,306,187
Expense reductions	(3,977)
Total expenses, after expense reductions	2,302,210

Net investment income	12,286,972

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:

Investments	1,710,270
Futures	(144,216)
Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violations of restrictions	—
1,566,054
Net unrealized appreciation (depreciation) during the period on:

Investments	(1,062,304)
Futures	1,329
(1,060,975)

Net gain (loss) on investment transactions	505,079

Net increase (decrease) in net assets resulting from operations	$12,792,051

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,286,972	$12,142,038
Net realized gain (loss) on investment transactions	1,566,054	469,040
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,060,975)	(3,359,459)
Net increase (decrease) in net assets resulting from operations	12,792,051	9,251,619
Distributions to shareholders from:
Net investment income
Class A	(8,701,916)	(14,733,066)
Class B	(986,391)	(755,455)
Net realized gains
Class A	(2,734,888)	(9,005,857)
Class B	(359,519)	(509,269)
Portfolio share transactions:
Class A
Proceeds from shares sold	20,190,555	45,404,708
Reinvestment of distributions	11,436,803	23,738,923
Cost of shares redeemed	(97,935,807)	(259,047,177)
Net increase (decrease) in net assets from Class A share transactions	(66,308,449)	(189,903,546)
Class B
Proceeds from shares sold	23,191,368	71,406,944
Reinvestment of distributions	1,345,911	1,264,724
Cost of shares redeemed	(13,460,654)	(36,011,827)
Net increase (decrease) in net assets from Class B share transactions	11,076,625	36,659,841
Increase (decrease) in net assets	(55,222,487)	(168,995,733)
Net assets at beginning of period	384,792,182	553,787,915

Net assets at end of period (including undistributed net investment income of $10,896,663 and $9,445,556, respectively)	$329,569,695	$384,792,182

Other Information
Class A
Shares outstanding at beginning of period	27,631,433	42,918,597
Shares sold	1,635,527	3,576,998
Shares issued to shareholders in reinvestment of distributions	932,855	1,917,523
Shares redeemed	(7,890,563)	(20,781,685)
Net increase (decrease) in Portfolio shares	(5,322,181)	(15,287,164)

Shares outstanding at end of period	22,309,252	27,631,433

Class B
Shares outstanding at beginning of period	3,055,787	216,015
Shares sold	1,876,522	5,681,579
Shares issued to shareholders in reinvestment of distributions	109,781	102,159
Shares redeemed	(1,089,711)	(2,943,966)
Net increase (decrease) in Portfolio shares	896,592	2,839,772

Shares outstanding at end of period	3,952,379	3,055,787

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$12.54	$12.84	$12.32	$11.96	$11.56
Income from investment operations:
Net investment income[c]	.44	.31	.62	.61	.75
Net realized and unrealized gain (loss) on investment transactions	.03	(.04)	.35	.25	.45

Total from investment operations	.47	.27	.97	.86	1.20

Less distributions from:
Net investment income	(.35)	(.35)	(.45)	(.50)	(.80)
Net realized gain on investment transactions	(.11)	(.22)	—	—	—

Total distributions	(.46)	(.57)	(.45)	(.50)	(.80)

Net asset value, end of period	$12.55	$12.54	$12.84	$12.32	$11.96

Total Return (%)	3.75[e]	2.26	8.05	7.48	10.93
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	280	347	551	305	152
Ratio of expenses (%)	.61	.61	.59	.60	.61
Ratio of net investment income (loss) (%)	3.59	2.50	4.96	5.06	6.60
Portfolio turnover rate (%)	226[d]	511[d]	534[d]	334	173

[a]	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, gain/losses on paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[c]	Based on average shares outstanding during the period.

[d]	The portfolio turnover rate including mortgage dollar roll transactions was 391%, 536% and 651% for the periods ended December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

[e]	Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$12.51	$12.82	$12.36
Income from investment operations:
Net investment income[b]	.40	.27	.31
Net realized and unrealized gain (loss) on investment transactions	.02	(.04)	.15

Total from investment operations	.42	.23	.46

Less distributions from:
Net investment income	(.30)	(.32)	—
Net realized gains on investment transactions	(.11)	(.22)	—

Total distributions	(.41)	(.54)	—

Net asset value, end of period	$12.52	$12.51	$12.82

Total Return (%)	3.36[d]	1.83	3.72	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	49	38	3
Ratio of expenses (%)	1.00	.98	.84	*
Ratio of net investment income (loss) (%)	3.21	2.13	4.95	*
Portfolio turnover rate (%)	226[c]	511[c]	534[c]

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

[c]	The portfolio turnover rate including mortgage dollar roll transactions was 391%, 536% and 651% for the periods ended December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

[d]	Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

Scudder Growth Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Growth Portfolio from 12/31/1994 to 12/31/2004
☐ Scudder Growth Portfolio — Class A ☐ Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index composed of common stock of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

Scudder Growth Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,514	$9,257	$5,819	$18,023
	Average annual total return	5.14%	-2.54%	-10.26%	6.07%
Russell 1000 Growth Index	Growth of $10,000	$10,630	$9,946	$6,140	$24,994
	Average annual total return	6.30%	-.18%	-9.29%	9.59%

Scudder Growth Portfolio				1-Year	Life of Class*
Class B	Growth of $10,000			$10,477	$12,039
	Average annual total return			4.77%	7.70%
Russell 1000 Growth Index	Growth of $10,000			$10,630	$12,555
	Average annual total return			6.30%	9.53%

The growth of $10,000 is cumulative.

*	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

Scudder Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,030.80	$1,029.30
Expenses Paid per $1,000*	$3.28	$5.17

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,021.77	$1,020.11
Expenses Paid per $1,000*	$3.27	$5.15

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Growth Portfolio	.64%	1.01%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Growth Portfolio

While equity market performance in general was positive in 2004, substantial performance disparities existed between investment styles and market capitalizations. Small caps outperformed large cap as the 18.33% advance of the Russell 2000 Index outpaced the 10.88% gain of the S&P 500 index. In terms of investment style, the 6.30% annual return of the Russell 1000 Growth Index significantly trailed the 16.49% advance of the Russell 1000 Value Index, marking the fifth consecutive year that value outperformed growth.

The Scudder Growth Portfolio’s return of 5.14% (Class A shares, unadjusted for contract charges) underperformed its benchmark, the Russell 1000 Growth Index in the year ended December 31, 2004 as positioning in the Information Technology and Consumer Discretionary sectors detracted from relative performance. As 2004 progressed, we reduced the portfolio’s cyclical exposure and emphasized more consistent earners in anticipation of slowing profit growth. This strategy proved successful for most of 2004. In the fourth quarter however, as the presidential election was decided and oil prices declined from near-record highs, investor optimism grew. This optimism led to a sharp rebound in the more cyclical, volatile sectors of the market. The Scudder Growth Portfolio, therefore, underperformed in the fourth quarter and the outperformance we had enjoyed through the first three quarters of the year was negated.

In a continued example of adding value through top-down sector allocation, the portfolio’s overweight in the Energy sector remained in place throughout 2004 and proved to be extremely additive to annual performance. While oil prices remain volatile, our investment thesis is focused on the long-term growth opportunities created by a chronic underinvestment in the exploration and production of new reserves.

Our investment philosophy is unchanged as we maintain our belief that a diversified portfolio of high-quality large-cap growth stocks will outperform over longer time periods. Therefore, we continue to seek out and find companies that reconcile well with our key selection criteria of quality, growth and innovation.

Julie M. Van Cleave

Jack A. Zehner

Thomas J. Schmid

Co-Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index composed of common stock of larger US companies with higher price -to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Growth Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	97%	99%
Exchange Traded Funds	1%	—
Cash Equivalents	2%	1%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Information Technology	24%	30%
Health Care	23%	20%
Consumer Discretionary	15%	16%
Consumer Staples	12%	12%
Industrials	9%	8%
Energy	9%	5%
Financials	7%	8%
Materials	1%	1%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Growth Portfolio

	Shares	Value ($)
Common Stocks 97.9%
Consumer Discretionary 14.3%
Automobiles 1.6%
Harley-Davidson, Inc.	82,900	5,036,175
Hotels Restaurants & Leisure 1.5%
International Game Technology	105,800	3,637,404
YUM! Brands, Inc.	17,800	839,804

		4,477,208

Household Durables 0.3%
Fortune Brands, Inc.	13,400	1,034,212
Internet & Catalog Retail 1.2%
eBay, Inc.*	30,800	3,581,424
Media 3.8%
Comcast Corp. “A”*	74,000	2,430,160
McGraw-Hill Companies, Inc.	18,800	1,720,952
Omnicom Group, Inc.	57,440	4,843,341
Viacom, Inc. “B”	76,230	2,774,010

		11,768,463

Multiline Retail 2.7%
Kohl’s Corp.*	33,700	1,657,029
Target Corp.	125,400	6,512,022

		8,169,051

Specialty Retail 3.2%
Bed Bath & Beyond, Inc.*	56,500	2,250,395
Home Depot, Inc.	41,900	1,790,806
Lowe’s Companies, Inc.	32,100	1,848,639
Staples, Inc.	116,900	3,940,699

		9,830,539

Consumer Staples 11.5%
Beverages 2.2%
PepsiCo, Inc.	127,450	6,652,890
Food & Drug Retailing 4.3%
Wal-Mart Stores, Inc.	162,990	8,609,132
Walgreen Co.	119,700	4,592,889

		13,202,021

Food Products 1.5%
Dean Foods Co.*	40,200	1,324,590
Hershey Foods Corp.	34,900	1,938,346
Kellogg Co.	33,900	1,513,974

		4,776,910

Household Products 3.5%
Colgate-Palmolive Co.	42,840	2,191,694
Kimberly-Clark Corp.	22,900	1,507,049
Procter & Gamble Co.	125,700	6,923,556

		10,622,299

Energy 8.7%
Energy Equipment & Services 4.1%
Baker Hughes, Inc.	83,900	3,580,013
Nabors Industries Ltd.*	64,300	3,297,947
Schlumberger Ltd.	58,800	3,936,660

	Shares	Value ($)
Transocean, Inc.*	38,900	1,648,971

		12,463,591

Oil & Gas 4.6%
ConocoPhillips	38,700	3,360,321
Devon Energy Corp.	98,600	3,837,512
EOG Resources, Inc.	98,000	6,993,280

		14,191,113

Financials 7.1%
Capital Markets 2.2%
Goldman Sachs Group, Inc.	14,600	1,518,984
Lehman Brothers Holdings, Inc.	23,100	2,020,788
Morgan Stanley	55,400	3,075,808

		6,615,580

Consumer Finance 1.6%
American Express Co.	87,900	4,954,923
Diversified Financial Services 1.4%
Citigroup, Inc.	91,200	4,394,016
Insurance 1.9%
AFLAC, Inc.	72,400	2,884,416
American International Group, Inc.	43,810	2,877,003

		5,761,419

Health Care 22.1%
Biotechnology 5.6%
Amgen, Inc.*	74,800	4,798,420
Biogen Idec, Inc.*	55,700	3,710,177
Genentech, Inc.*	86,000	4,681,840
Gilead Sciences, Inc.*	111,100	3,887,389

		17,077,826

Health Care Equipment & Supplies 6.0%
Baxter International, Inc.	69,900	2,414,346
Boston Scientific Corp.*	82,300	2,925,765
C.R. Bard, Inc.	39,800	2,546,404
Medtronic, Inc.	108,200	5,374,294
Zimmer Holdings, Inc.*	65,300	5,231,836

		18,492,645

Health Care Providers & Services 1.9%
UnitedHealth Group, Inc.	66,600	5,862,798
Pharmaceuticals 8.6%
Abbott Laboratories	53,300	2,486,445
Eli Lilly & Co.	32,000	1,816,000
Johnson & Johnson	179,586	11,389,344
Pfizer, Inc.	242,702	6,526,257
Teva Pharmaceutical Industries Ltd. (ADR)	139,800	4,174,428

		26,392,474

Industrials 9.3%
Aerospace & Defense 2.1%
United Technologies Corp.	61,600	6,366,360
Air Freight & Logistics 1.6%
FedEx Corp.	51,400	5,062,386

	Shares	Value ($)
Industrial Conglomerates 5.0%
3M Co.	37,000	3,036,590
General Electric Co.	334,940	12,225,310

		15,261,900

Machinery 0.6%
Caterpillar, Inc.	17,900	1,745,429
Information Technology 24.0%
Communications Equipment 3.8%
Cisco Systems, Inc.*	365,420	7,052,606
QUALCOMM, Inc.	109,400	4,638,560

		11,691,166

Computers & Peripherals 4.3%
Dell, Inc.*	60,400	2,545,256
EMC Corp.*	385,700	5,735,359
International Business Machines Corp.	50,000	4,929,000

		13,209,615

IT Consulting & Services 3.3%
Accenture Ltd. “A”*	105,200	2,840,400
Fiserv, Inc.*	86,000	3,456,340
Paychex, Inc.	106,300	3,622,704

		9,919,444

Semiconductors & Semiconductor Equipment 4.5%
Intel Corp.	331,740	7,759,398
Linear Technology Corp.	91,230	3,536,075
Texas Instruments, Inc.	99,400	2,447,228

		13,742,701

Software 8.1%
Adobe Systems, Inc.	15,000	941,100
Electronic Arts, Inc.* (c)	74,200	4,576,656

	Shares	Value ($)
Intuit, Inc.*	43,700	1,923,237
Microsoft Corp.	457,480	12,219,290
Oracle Corp.*	184,000	2,524,480
Symantec Corp.*	104,000	2,679,040

		24,863,803

Materials 0.9%
Chemicals
Ecolab, Inc.	76,000	2,669,880

Total Common Stocks (Cost $229,803,236)		299,890,261

Exchange Traded Funds 0.9%
iShares Nasdaq Biotechnology Index Fund* (c)	18,400	1,387,360
Semiconductor HOLDRs Trust	44,600	1,487,856

Total Exchange Traded Funds (Cost $3,020,966)		2,875,216

Securities Lending Collateral 1.5%
Daily Assets Fund Institutional, 2.25% (d) (e) (Cost $4,617,400)	4,617,400	4,617,400
Cash Equivalents 1.9%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $5,958,356)	5,958,356	5,958,356

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $243,399,958) (a)	102.2	313,341,233
Other Assets and Liabilities, Net	(2.2)	(6,861,289)

Net Assets	100.0	306,479,944

Notes to Scudder Growth Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $245,015,726. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $68,325,507. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $70,905,457 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,579,950.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $4,479,075, which is 1.5% of net assets.

(d)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents collateral held in connection with securities lending.

ADR:	American Depositary Receipts.

HOLDRs:	Holding Company Depositary Receipts

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $232,824,202) — including $4,479,075 of securities loaned	$302,765,477
Investments in Daily Assets Fund Institutional (cost $4,617,400)*	4,617,400
Investment in Scudder Cash Management QP Trust (cost $5,958,356)	5,958,356
Total investments in securities, at value (cost $243,399,958)	313,341,233
Cash	153
Dividends receivable	236,859
Interest receivable	12,072
Receivable for Portfolio shares sold	348,923
Other assets	16,835
Total assets	313,956,075
Liabilities
Payable for Portfolio shares redeemed	2,634,253
Payable upon return of securities loaned	4,617,400
Accrued management fee	156,458
Other accrued expenses and payables	68,020
Total liabilities	7,476,131

Net assets, at value	$306,479,944

Net Assets
Net assets consist of:
Undistributed net investment income	2,081,479
Net unrealized appreciation (depreciation) on investments	69,941,275
Accumulated net realized gain (loss)	(162,361,013)
Paid-in capital	396,818,203

Net assets, at value	$306,479,944

Class A
Net Asset Value, offering and redemption price per share ($290,395,910 ÷ 14,958,026 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$19.41
Class B
Net Asset Value, offering and redemption price per share ($16,084,034 ÷ 832,962 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$19.31

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $7,592)	$4,162,057
Interest — Scudder Cash Management QP Trust	73,263
Securities lending income, including income from Daily Assets Fund Institutional	3,559
Total Income	4,238,879
Expenses:
Management fee	1,842,117
Custodian fees	16,638
Distribution service fees (Class B)	29,642
Record keeping fees (Class B)	14,980
Auditing	41,460
Legal	18,398
Trustees’ fees and expenses	4,785
Reports to shareholders	64,805
Other	6,451
Total expenses, before expense reductions	2,039,276
Expense reductions	(3,043)
Total expenses, after expense reductions	2,036,233

Net investment income (loss)	2,202,646

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(2,112,683)
Net unrealized appreciation (depreciation) during the period on investments	15,006,327

Net gain (loss) on investment transactions	12,893,644

Net increase (decrease) in net assets resulting from operations	$15,096,290

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,202,646	$830,426
Net realized gain (loss) on investment transactions	(2,112,683)	(12,111,531)
Net unrealized appreciation (depreciation) on investment transactions during the period	15,006,327	78,050,590
Net increase (decrease) in net assets resulting from operations	15,096,290	66,769,485
Distributions to shareholders from:
Net investment income
Class A	(815,090)	(328,128)
Portfolio share transactions:
Class A
Proceeds from shares sold	18,466,237	46,556,451
Reinvestment of distributions	815,090	328,128
Cost of shares redeemed	(55,750,428)	(45,206,144)
Net increase (decrease) in net assets from Class A share transactions	(36,469,101)	1,678,435
Class B
Proceeds from shares sold	8,950,573	6,505,025
Cost of shares redeemed	(494,088)	(422,693)
Net increase (decrease) in net assets from Class B share transactions	8,456,485	6,082,332
Increase (decrease) in net assets	(13,731,416)	74,202,124
Net assets at beginning of period	320,211,360	246,009,236

Net assets at end of period (including undistributed net investment income of $2,081,479 and $702,179, respectively)	$306,479,944	$320,211,360

Other Information
Class A
Shares outstanding at beginning of period	16,929,119	16,549,770
Shares sold	995,737	3,153,740
Shares issued to shareholders in reinvestment of distributions	43,869	22,156
Shares redeemed	(3,010,699)	(2,796,547)
Net increase (decrease) in Portfolio shares	(1,971,093)	379,349

Shares outstanding at end of period	14,958,026	16,929,119

Class B
Shares outstanding at beginning of period	374,544	8,811
Shares sold	485,347	390,729
Shares redeemed	(26,929)	(24,996)
Net increase (decrease) in Portfolio shares	458,418	365,733

Shares outstanding at end of period	832,962	374,544

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$18.51	$14.86	$21.05	$30.12	$40.54
Income (loss) from investment operations:
Net investment income (loss)[b]	.14	.05	.01	.03	(.01)
Net realized and unrealized gain (loss) on investment transactions	.81	3.62	(6.20)	(6.75)	(6.81)

Total from investment operations	.95	3.67	(6.19)	(6.72)	(6.82)

Less distributions from:
Net investment income	(.05)	(.02)	—	(.03)	—
Net realized gains on investment transactions	—	—	—	(2.31)	(3.60)
Return of capital	—	—	—	(.01)	—
Total distributions	(.05)	(.02)	—	(2.35)	(3.60)

Net asset value, end of period	$19.41	$18.51	$14.86	$21.05	$30.12

Total Return (%)	5.14	24.71	(29.41)	(22.34)	(19.06)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	290	313	246	420	583
Ratio of expenses (%)	.65	.64	.64	.63	.65
Ratio of net investment income (loss) (%)	.73	.29	.07	.13	(.03)
Portfolio turnover rate (%)	21	26	38	73	65

[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$18.43	$14.83	$16.04
Income (loss) from investment operations:
Net investment income (loss)[b]	.07	(.03)	.06
Net realized and unrealized gain (loss) on investment transactions	.81	3.63	(1.27)
Total from investment operations	.88	3.60	(1.21)

Net asset value, end of period	$19.31	$18.43	$14.83

Total Return (%)	4.77	24.28	(7.54	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	7	.1
Ratio of expenses (%)	1.03	1.03	.88	*
Ratio of net investment income (loss) (%)	.35	(.10)	.80	*
Portfolio turnover rate (%)	21	26	38

[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Information About Your Portfolio’s Expenses

Scudder Growth & Income Strategy Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the period (August 16, 2004) ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the period ended December 31, 2004

Actual Portfolio Return	Class B
Beginning Account Value 8/16/04	$1,000.00
Ending Account Value 12/31/04	$1,084.80
Expenses Paid per $1,000*	$2.92

Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 8/16/04	$1,000.00
Ending Account Value 12/31/04	$1,015.96
Expenses Paid per $1,000*	$2.83

*	Expenses are equal to the Portfolio’s annualized expense ratio for share class, multiplied by the average account value over the period, multiplied by the number of days since inception (August 16, 2004), then divided by 365.

Annualized Expense Ratios	Class B
Scudder Variable Series II — Scudder Growth & Income Strategy Portfolio	.75%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Growth & Income Strategy Portfolio

Scudder Growth & Income Strategy Portfolio is one of four new fund-of-funds portfolios. Each portfolio is constructed as a strategically allocated mix of variable portfolios and managed to pursue consistent returns over time, while mitigating risk and pursuing a long-term investment objective. Scudder Growth & Income Strategy Portfolio seeks a balance of long-term growth of capital and current income with an emphasis on growth of capital. The portfolio gained 8.40% (Class B shares, unadjusted for contract charges) from its date of inception, August 16, 2004, through December 31, 2004. Investors should keep in mind that during the start-up phase of the portfolio, it required some time to invest all the cash inflows. Because we had large cash flows, often exceeding the size of the portfolio, our allocation was heavily weighted in cash — even though we invested the cash right away every day.

Stocks performed exceptionally well in 2003, when profit margins widened because productivity accelerated but labor costs remained low (due to a soft labor market). However, equity performance was lower in 2004, due in part to rising interest rates, concerns about inflation and soaring energy prices, all of which can impact the revenue growth of companies. Performance did improve at the end of 2004 as signs of economic strength emerged and oil prices decreased. The end of uncertainty surrounding the US presidential election also helped the stock market find its footing. Specifically, the energy and materials sectors performed particularly well in 2004, while the technology, consumer staples and consumer discretionary sectors lagged behind. Going forward, profit margins are not likely to widen further, and may even narrow. As a result, we believe that returns will likely be modest. The portfolio underweighted equities relative to fixed income only in December and overweighted equities for all other months since inception. To improve diversification within the stock category, the portfolio overweighted small-cap stocks for all months since inception except December.

The Federal Reserve Board (“the Fed”), in attempt to prevent the economy from overheating and inflation from rising, raised interest rates five times from 12/31/03 through 12/31/04. Because bond prices typically move in the opposite direction of interest rates, bond prices fell in response. Still, bond investors seemed to be betting that the economy faces too many hurdles for the Fed to raise interest rates drastically, so the price of bonds did not fall significantly. However, it seems likely that the Fed will continue to raise interest rates, so we believe that the bull market for bonds we have experienced over the past two decades is likely over. Although, the portfolio is currently overweighting (or favoring) bonds relative to cash, these weightings may change.

Arnim Holzer Inna Okounkova Robert Wang

Co-Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Returns during part or all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less that its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the portfolio could suffer losses on its derivative positions. Please read this portfolio’s prospectus for specific details regarding its risk profile.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Growth & Income Strategy Portfolio

Asset Allocation	12/31/04
Equity	58%
Fixed Income	38%
Cash Equivalents	4%

100%

Asset allocation is subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 27. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Growth & Income Strategy Portfolio

	Shares	Value ($)
Equity Funds 58.8%
Scudder SVS I Global Discovery Portfolio “A”	10,718	136,866
Scudder SVS I Growth & Income Portfolio “A”	511,565	4,752,442
Scudder SVS I International Portfolio “A”	104,778	995,386
Scudder SVS II Aggressive Growth Portfolio “A”	57,115	562,011
Scudder SVS II Blue Chip Portfolio “A”	344,262	4,699,177
Scudder SVS II Davis Venture Value Portfolio “A”	16,900	194,016
Scudder SVS II Dreman High Return Equity Portfolio “A”	115,127	1,456,356
Scudder SVS II Dreman Small Cap Value Portfolio “A”	46,219	927,146
Scudder SVS II Eagle Focused Large Cap Growth Portfolio “A”	161,086	1,415,946
Scudder SVS II Growth Portfolio “A”	109,825	2,131,705
Scudder SVS II International Select Equity Portfolio “A”	50,811	605,165
Scudder SVS II Large Cap Value Portfolio “A”	148,710	2,348,138
Scudder SVS II MFS Strategic Value Portfolio “A”	80,777	969,326
Scudder SVS II Small Cap Growth Portfolio “A”	79,470	1,000,524
Scudder VIT Real Estate Portfolio “A”	29,674	484,581

Total Equity Funds (Cost $21,339,889)		22,678,785

	Shares	Value ($)
Fixed Income Funds 38.7%
Scudder SVS II Fixed Income Portfolio “A”	993,421	11,990,598
Scudder SVS II Government and Agency Securities Portfolio “A”	171,514	2,152,503
Scudder SVS II High Income Portfolio “A”	86,606	760,402

Total Fixed Income Funds (Cost $14,785,921)		14,903,503

Cash Equivalents 4.4%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $1,697,721)	1,697,721	1,697,721

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $37,823,531)(a)	101.9	39,280,009
Other Assets and Liabilities, Net	(1.9)	(746,028)

Net Assets	100.0	38,533,981

Notes to Scudder Growth & Income Strategy Portfolio of Investments

(a)	The cost for federal income tax purposes was $37,823,531. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $1,456,478. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,456,478 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $0.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $36,125,810)	$37,582,288
Investment in Scudder Cash Management QP Trust (cost $1,697,721)	1,697,721
Total investments in securities, at value (cost $37,823,531)	39,280,009
Interest receivable	1,403
Receivable for Portfolio shares sold	200,828
Other assets	299
Total assets	39,482,539
Liabilities
Payable for investments purchased	922,723
Payable for Portfolio shares redeemed	3,418
Other accrued expenses and payables	22,417
Total liabilities	948,558

Net assets, at value	$38,533,981

Net Assets
Net assets consist of:
Net unrealized appreciation (depreciation) on investments	1,456,478
Accumulated net realized gain (loss)	58,128
Paid-in capital	37,019,375

Net assets, at value	$38,533,981

Class B
Net Asset Value, offering and redemption price per share ($38,533,981 ÷ 3,555,593 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.84

Statement of Operations for the period ended December 31, 2004

Investment Income
Income:
Interest — Scudder Cash Management QP Trust	4,690

Total Income	4,690

Expenses:
Management fee	9,387
Custodian and accounting fees	31,926
Distribution service fees (Class B)	15,635
Record keeping fees (Class B)	9,381
Auditing	24,001
Legal	1,077
Trustees’ fees and expenses	477
Reports to shareholders	3,011
Offering costs	1,011
Other	530
Total expenses	96,436
Expense reductions	(49,254)

Total expenses, after expense reductions	47,182

Net investment income (loss)	(42,492)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	99,609
Net unrealized appreciation (depreciation) during the period on investments	1,456,478

Net gain (loss) on investment transactions	1,556,087

Net increase (decrease) in net assets resulting from operations	$1,513,595

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Period Ended December 31, 2004[a]
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(42,492)
Net realized gain (loss) on investment transactions	99,609
Net unrealized appreciation (depreciation) on investment transactions during the period	1,456,478
Net increase (decrease) in net assets resulting from operations	1,513,595
Portfolio share transactions:
Class B
Proceeds from shares sold	37,742,213
Cost of shares redeemed	(721,827)
Net increase (decrease) in net assets from Class B share transactions	37,020,386
Increase (decrease) in net assets	38,533,981
Net assets at beginning of period	—

Net assets at end of period	$38,533,981

Other Information
Class B
Shares outstanding at beginning of period	—
Shares sold	3,624,260
Shares redeemed	(68,667)
Net increase (decrease) in Portfolio shares	3,555,593
Shares outstanding at end of period	3,555,593

[a]	For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B

	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)
Net realized and unrealized gain (loss) on investment transactions	.87

Total from investment operations	.84

Net asset value, end of period	$10.84

Total Return (%)[c]	8.40	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39
Ratio of expenses before expense reductions (%)	1.53	*
Ratio of expenses after expense reductions (%)	.75	*
Ratio of net investment income (loss) (%)	(.68	)*
Portfolio turnover rate (%)	13	*

[a]	For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Information About Your Portfolio’s Expenses

Scudder Growth Strategy Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the period (August 16, 2004) ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the period ended December 31, 2004

Actual Portfolio Return	Class B
Beginning Account Value 8/16/04	$1,000.00
Ending Account Value 12/31/04	$1,103.00
Expenses Paid per $1,000*	$2.96

Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 8/16/04	$1,000.00
Ending Account Value 12/31/04	$1,015.95
Expenses Paid per $1,000*	$2.84

*	Expenses are equal to the Portfolio’s annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days since the commencement of the class (August 16, 2004), then divided by 365.

Annualized Expense Ratios	Class B
Scudder Variable Series II — Scudder Growth Strategy Portfolio	.75%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Growth Strategy Portfolio

Scudder Growth Strategy Portfolio is one of four new fund-of-funds portfolios. Each portfolio is constructed as a strategically allocated mix of variable portfolios and managed to pursue consistent returns over time, while mitigating risk and pursuing a long-term investment objective. Scudder Growth Strategy Portfolio seeks a balance of long-term growth of capital and, as a secondary objective, current income. The portfolio gained 10.30% (Class B shares, unadjusted for contract charges) from its date of inception, August 16, 2004 through December 31, 2004. Because we had large cash flows, often exceeding the size of the portfolio, our allocation was heavily weighted in cash — even though we invested the cash right away every day.

Stocks performed exceptionally well in 2003, when profit margins widened because productivity accelerated but labor costs remained low (due to soft labor market). However, equity performance was lower in 2004, due in part to rising interest rates, concerns about inflation and soaring energy prices, all of which can impact the revenue growth of companies. Performance did improve at the end of 2004 as signs of economic strength emerged and oil prices decreased. The end of uncertainty surrounding the US presidential election also helped the stock market find its footing. Specifically, the energy and materials sectors performed particularly well in 2004, while the technology, consumer staples and consumer discretionary sectors lagged behind. Going forward, profit margins are not likely to widen further, and may even narrow. As a result, we believe that returns will likely be modest. The portfolio underweighted equities relative to fixed income only in December and overweighted equities for all other months since inception. To improve diversification within the stock category, the portfolio overweighted small-cap stocks for all months since inception except December.

The Federal Reserve Board (“the Fed”), in attempt to prevent the economy from overheating and inflation from rising, raised interest rates five times from 12/31/03 through 12/31/04. Because bond prices typically move in the opposite direction of interest rates, bond prices fell in response. Still, bond investors seemed to be betting that the economy faces too many hurdles for the Fed to raise interest rates drastically, so the price of bonds did not fall significantly. However, it seems likely that the Fed will continue to raise interest rates, so we believe that the bull market for bonds we have experienced over the past two decades is likely over. Although, the portfolio is currently overweighting (or favoring) bonds relative to cash, these weightings may change.

Arnim Holzer Inna Okounkova Robert Wang

Co-Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Returns during part or all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less that its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the portfolio could suffer losses on its derivative positions. Please read this portfolio’s prospectus for specific details regarding its risk profile.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Growth Strategy Portfolio

Asset Allocation	12/31/04
Equity	73%
Fixed Income	25%
Cash Equivalents	2%

100%

Asset allocation is subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 35. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Growth Strategy Portfolio

	Shares	Value ($)
Equity Funds 73.2%
Scudder SVS I Global Discovery Portfolio “A”	20,421	260,772
Scudder SVS I Growth & Income Portfolio “A”	754,162	7,006,164
Scudder SVS I International Portfolio “A”	206,338	1,960,211
Scudder SVS II Aggressive Growth Portfolio “A”	66,902	658,313
Scudder SVS II Blue Chip Portfolio “A”	508,265	6,937,820
Scudder SVS II Davis Venture Value Portfolio “A”	43,052	494,237
Scudder SVS II Dreman High Return Equity Portfolio “A”	149,070	1,885,739
Scudder SVS II Dreman Small Cap Value Portfolio “A”	67,788	1,359,836
Scudder SVS II Eagle Focused Large Cap Growth Portfolio “A”	281,775	2,476,800
Scudder SVS II Growth Portfolio “A”	153,831	2,985,866
Scudder SVS II International Select Equity Portfolio “A”	95,181	1,133,608
Scudder SVS II Large Cap Value Portfolio “A”	229,401	3,622,239
Scudder SVS II MFS Strategic Value Portfolio “A”	117,680	1,412,155
Scudder SVS II Small Cap Growth Portfolio “A”	115,479	1,453,884
Scudder VIT Real Estate Portfolio “A”	46,368	757,184

Total Equity Funds (Cost $32,412,712)		34,404,828

	Shares	Value ($)
Fixed Income Funds 24.9%
Scudder SVS II Fixed Income Portfolio “A”	698,663	8,432,859
Scudder SVS II Government and Agency Securities Portfolio “A”	222,549	2,792,996
Scudder SVS II High Income Portfolio “A”	52,493	460,886

Total Fixed Income Funds (Cost $11,601,822)		11,686,741

Cash Equivalents 1.9%
Scudder Cash Management QP Trust, 2.24%(b) (Cost $883,152)	883,152	883,152

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $44,897,686)(a)	100.0	46,974,721
Other Assets and Liabilities, Net	(0.0)	21,610

Net Assets	100.0	46,996,331

Notes to Scudder Growth Strategy Portfolio of Investments

(a)	The cost for federal income tax purposes was $44,897,686. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $2,077,035. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,077,035 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $0.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $44,014,534)	$46,091,569
Investment in Scudder Cash Management QP Trust (cost $883,152)	883,152
Total investments in securities, at value (cost $44,897,686)	46,974,721
Interest receivable	1,629
Receivable for Portfolio shares sold	50,293
Due from Advisor	1,103
Other assets	361

Total assets	47,028,107

Liabilities
Payable for Portfolio shares redeemed	2,840
Other accrued expenses and payables	28,936
Total liabilities	31,776

Net assets, at value	$46,996,331

Net Assets
Net assets consist of:
Net unrealized appreciation (depreciation) on investments	2,077,035
Accumulated net realized gain (loss)	93,109
Paid-in capital	44,826,187

Net assets, at value	$46,996,331

Class B
Net Asset Value, offering and redemption price per share ($46,996,331 ÷ 4,262,187 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.03

Statement of Operations as of December 31, 2004

Investment Income
Income:
Interest — Scudder Cash Management QP Trust	$4,860
Total Income	4,860
Expenses:
Management fee	11,104
Custodian and accounting fees	31,927
Distribution service fees (Class B)	18,496
Record keeping fees (Class B)	11,097
Auditing	24,001
Legal	1,077
Trustees’ fees and expenses	477
Reports to shareholders	3,011
Offering costs	1,011
Other	512
Total expenses, before expense reductions	102,713
Expense reductions	(46,619)
Total expenses, after expense reductions	56,094

Net investment income (loss)	(51,234)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	143,332
Net unrealized appreciation (depreciation) during the period on investments	2,077,035

Net gain (loss) on investment transactions	2,220,367

Net increase (decrease) in net assets resulting from operations	$2,169,133

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Period Ended December 31, 2004[a]
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(51,234)
Net realized gain (loss) on investment transactions	143,332
Net unrealized appreciation (depreciation) on investment transactions during the period	2,077,035
Net increase (decrease) in net assets resulting from operations	2,169,133
Portfolio share transactions:
Class B
Proceeds from shares sold	45,093,561
Cost of shares redeemed	(266,363)
Net increase (decrease) in net assets from Class B share transactions	44,827,198
Increase (decrease) in net assets	46,996,331
Net assets at beginning of period	—

Net assets at end of period	$46,996,331

Other Information
Class B
Shares outstanding at beginning of period	—
Shares sold	4,287,740
Shares redeemed	(25,553)
Net increase (decrease) in Portfolio shares	4,262,187
Shares outstanding at end of period	4,262,187

[a]	For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B

	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.06
Total from investment operations	1.03

Net asset value, end of period	$11.03

Total Return (%)[c]	10.30	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47
Ratio of expenses before expense reductions (%)	1.38	*
Ratio of expenses after expense reductions (%)	0.75	*
Ratio of net investment income (loss) (%)	(0.69	)*
Portfolio turnover rate (%)	15	*

[a]	For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

Scudder High Income Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the Portfolio may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder High Income Portfolio from 12/31/1994 to 12/31/2004

☐ Scudder High Income Portfolio — Class A ☐ CSFB High Yield Index ☐ Citigroup Long-Term High Yield Bond Index	The CSFB High Yield Index is an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by Standard & Poor’s and Moody’s. The Citigroup Long-Term High Yield Bond Index (formerly known as Salomon Smith Barney Long-Term High Yield Bond Index) is an unmanaged index that is on a total return basis with all dividends reinvested and is composed of high-yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor’s Corporation or Ba1 or lower by Moody’s Investors Service, Inc.

Yearly periods ended December 31	Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results

Scudder High Income Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,242	$13,967	$13,090	$20,274
	Average annual total return	12.42%	11.78%	5.53%	7.32%
CSFB High Yield Index	Growth of $10,000	$11,195	$14,768	$14,810	$22,866
	Average annual total return	11.95%	13.88%	8.17%	8.62%
Citigroup Long-Term High Yield Bond Index	Growth of $10,000	$11,202	$15,888	$19,501	$35,088
	Average annual total return	12.02%	16.69%	14.29%	13.37%

Scudder High Income Portfolio				1-Year	Life of Class*
Class B	Growth of $10,000			$11,208	$14,261
	Average annual total return			12.08%	15.24%
CSFB High Yield Index	Growth of $10,000			$11,195	$14,744
	Average annual total return			11.95%	16.72%
Citigroup Long-Term High Yield Bond Index	Growth of $10,000			$11,202	$17,511
	Average annual total return			12.02%	25.00%

The growth of $10,000 is cumulative.

*	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Effective 10/7/2002 the Portfolio changed its investment objective.

Information About Your Portfolio’s Expenses

Scudder High Income Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,105.80	$1,103.10
Expenses Paid per $1,000*	$3.48	$5.52

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,021.90	$1,019.96
Expenses Paid per $1,000*	$3.34	$5.30

*  Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder High Income Portfolio	.66%	1.04%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder High Income Portfolio

The high-yield market produced a solid return for the year, making it the top-performing fixed income asset class. Performance of the high-yield market was supported by the continued improvement in its fundamentals, which was reflected in lower default rates, corporations steadily improving financial positions and an increasing ratio of upgrades to downgrades. For the year ended December 31, 2004, the portfolio produced a total return of 12.42% (Class A shares, unadjusted for contract charges) compared with 11.95% for the CS First Boston (CSFB) High Yield Index, the portfolio’s benchmark.

We strive to add value by using fundamental research to identify undervalued individual securities rather than making broad predictions about sector performance, interest rates or the overall high-yield market. As a result of this investment approach, we continued to find the most relative value opportunities in higher-yielding securities. Security selection added to return, as did an underweight to issues rated BB and above (since higher-rated bonds underperformed the market as a whole). The portfolio remained underweight in CC/defaulted securities, and this detracted from return somewhat. On a sector basis, the most significant contributor was a position in bonds issued by chemical companies. Overall, we remain positive on the fundamentals of the high-yield asset class. We continue to find value in the middle-tier quality segment of the market, and we will therefore maintain a modestly aggressive positioning within the portfolio.

Andrew P. Cestone

Portfolio Manager

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the portfolio may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

Credit quality ratings cited are the ratings of Moody’s Investors Service, Inc. (Moody’s) and Standard & Poor’s Corporation (S&P), which represent these companies’ opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The portfolio’s credit quality does not remove market risk.

The CS First Boston High Yield Index (CSFB) is an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by Standard & Poor’s and Moody’s.

Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder High Income Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Corporate Bonds	74%	82%
Foreign Bonds — US$ Denominated	20%	12%
Foreign Bonds — Non US$ Denominated	2%	1%
Cash Equivalents	2%	1%
Asset Backed	1%	1%
Convertible Bonds	1%	1%
Stocks	—	1%
US Government Backed	—	1%

	100%	100%

Corporate and Foreign Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Consumer Discretionary	24%	26%
Materials	16%	13%
Industrials	14%	15%
Telecommunication Services	14%	12%
Financials	9%	9%
Energy	7%	10%
Utilities	5%	6%
Consumer Staples	4%	4%
Health Care	3%	3%
Sovereign Bonds	2%	1%
Information Technology	2%	1%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 44. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder High Income Portfolio

	Principal Amount ($)(c)	Value ($)
Corporate Bonds 72.7%
Consumer Discretionary 19.2%
Adesa, Inc., 7.625%, 6/15/2012	515,000	543,325
AMC Entertainment, Inc., 8.0%, 3/1/2014	1,085,000	1,079,575
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	1,235,000	1,248,894
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	1,351,000	1,307,092
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	1,145,000	1,153,587
Cablevision Systems New York Group, 144A, 6.669%**, 4/1/2009(e)	790,000	837,400
Caesars Entertainment, Inc., 9.375%, 2/15/2007	380,000	418,950
Carrols Corp., 144A, 9.0%, 1/15/2013	365,000	377,775
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	2,695,000	1,980,825
9.625%, 11/15/2009(e)	2,055,000	1,803,262
10.25%, 9/15/2010	3,815,000	4,043,900
Cooper Standard Automotive, Inc., 144A, 8.375%, 12/15/2014	515,000	513,713
CSC Holdings, Inc., 7.875%, 12/15/2007	1,200,000	1,287,000
Dex Media East LLC/Financial, 12.125%, 11/15/2012	4,322,000	5,267,437
DIMON, Inc.:
7.75%, 6/1/2013	430,000	451,500
Series B, 9.625%, 10/15/2011	3,160,000	3,460,200
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012(e)	410,000	426,400
Series B, 9.0%,5/1/2009 EUR	185,000	238,888
Series D, 9.0%, 5/1/2009(e)	665,000	658,350
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	1,260,000	126
EchoStar DBS Corp., 144A, 6.625%, 10/1/2014	780,000	789,750
EPL Intermediate, Inc., Step-up Coupon, 0% to 3/15/2009, 12.5% to 3/15/2010	475,000	311,125
Foot Locker, Inc., 8.5%, 1/15/2022	545,000	599,500
Friendly Ice Cream Corp., 8.375%, 6/15/2012(e)	1,490,000	1,462,062
General Motors Corp., 8.25%, 7/15/2023	970,000	1,010,422
Icon Health & Fitness, Inc., 11.25%, 4/1/2012	1,005,000	844,200
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	1,050,000	0
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008(e)	860,000	648,225
J Crew Intermediate LLC, Step-up Coupon, 0% to 11/15/2005, 16.0% to 5/15/2008(e)	602,862	572,659
Jacobs Entertainment Co., 11.875%, 2/1/2009	2,220,000	2,508,600
Kellwood Co., 7.625%, 10/15/2017	230,000	252,952

	Principal Amount ($)(c)	Value ($)
Levi Strauss & Co.:
7.0%, 11/1/2006(e)	935,000	981,750
12.25%, 12/15/2012(e)	95,000	105,688
Mediacom LLC, 9.5%, 1/15/2013(e)	2,165,000	2,173,119
MGM MIRAGE:
8.375%, 2/1/2011(e)	1,905,000	2,147,887
9.75%, 6/1/2007	380,000	421,800
Mothers Work, Inc., 11.25%, 8/1/2010	535,000	518,950
NCL Corp., 144A, 10.625%, 7/15/2014	1,290,000	1,290,000
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	1,090,000	817,500
Paxson Communications Corp., 10.75%, 7/15/2008(e)	870,000	913,500
PEI Holding, Inc., 11.0%, 3/15/2010	1,310,000	1,526,150
Petro Stopping Centers, 9.0%, 2/15/2012	1,730,000	1,829,475
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013(e)	425,000	460,063
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	940,000	1,026,950
PRIMEDIA, Inc.:
7.665%**, 5/15/2010	1,655,000	1,754,300
8.875%, 5/15/2011(e)	1,110,000	1,173,825
Renaissance Media Group LLC, 10.0%, 4/15/2008	1,110,000	1,143,300
Rent-Way, Inc., 11.875%, 6/15/2010	650,000	732,063
Restaurant Co., 11.25%, 5/15/2008	1,438,991	1,456,978
Sbarro, Inc., 11.0%, 9/15/2009(e)	870,000	878,700
Schuler Homes, Inc., 10.5%, 7/15/2011(e)	1,210,000	1,376,375
Simmons Bedding Co., 144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	1,160,000	707,600
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	2,390,000	2,539,375
8.75%, 12/15/2011	1,755,000	1,910,756
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013(e)	1,800,000	1,919,250
Toys “R” Us, Inc.:
7.375%, 10/15/2018	2,320,000	2,146,000
7.875%, 4/15/2013(e)	850,000	843,625
True Temper Sports, Inc., 8.375%, 9/15/2011(e)	685,000	637,050
Trump Holdings & Funding, 12.625%, 3/15/2010*	885,000	958,013
TRW Automotive, Inc.:
11.0%, 2/15/2013(e)	950,000	1,144,750
11.75%, 2/15/2013 EUR	490,000	812,559
United Auto Group, Inc., 9.625%, 3/15/2012	1,060,000	1,171,300
Venetian Casino Resort LLC, 11.0%, 6/15/2010	1,215,000	1,386,619
Virgin River Casino Corp., 144A, 9.0%, 1/15/2012	95,000	98,800
Visteon Corp.:
7.0%, 3/10/2014(e)	1,140,000	1,088,700
8.25%, 8/1/2010(e)	860,000	900,850
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	990,000	1,054,350

	Principal Amount ($)(c)	Value ($)
Williams Scotsman, Inc., 9.875%, 6/1/2007(e)	2,015,000	2,015,000
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011(e)	830,000	825,850
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	2,420,000	2,395,800
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	1,291,934	1,317,773
Young Broadcasting, Inc., 8.75%, 1/15/2014(e)	1,595,000	1,606,962

		86,307,049

Consumer Staples 2.6%
Agrilink Foods, Inc., 11.875%, 11/1/2008	588,000	612,255
Church & Dwight Co., Inc., 144A, 6.0%, 12/15/2012	580,000	590,150
Duane Reade, Inc.:
144A, 7.01%**, 12/15/2010	480,000	487,200
144A, 9.75%, 8/1/2011(e)	1,255,000	1,142,050
North Atlantic Holding, Inc., Step-up Coupon, 0% to 3/1/2008, 12.25% to 3/1/2014	960,000	393,600
Pierre Foods, Inc., 144A, 9.875%, 7/15/2012	470,000	486,450
Pinnacle Foods Holding Corp., 144A, 8.25%, 12/1/2013(e)	1,420,000	1,352,550
Prestige Brands, Inc., 144A, 9.25%, 4/15/2012	240,000	255,000
Revlon Consumer Products Corp., 9.0%, 11/1/2006	1,160,000	1,148,400
Rite Aid Corp., 11.25%, 7/1/2008(e)	1,725,000	1,871,625
Standard Commercial Corp., 8.0%, 4/15/2012	580,000	595,950
Swift & Co., 12.5%, 1/1/2010(e)	1,005,000	1,135,650
VICORP Restaurants, Inc., 10.5%, 4/15/2011(e)	680,000	683,400
Wornick Co., 10.875%, 7/15/2011	955,000	1,036,175

		11,790,455

Energy 4.6%
Avista Corp., 9.75%, 6/1/2008	1,700,000	1,971,082
Chesapeake Energy Corp.:
6.875%, 1/15/2016	1,025,000	1,073,687
9.0%, 8/15/2012	645,000	736,913
CITGO Petroleum Corp., 144A, 6.0%, 10/15/2011	445,000	442,775
Dynegy Holdings, Inc.:
6.875%, 4/1/2011(e)	255,000	245,438
7.125%, 5/15/2018	1,210,000	1,078,412
7.625%, 10/15/2026	405,000	351,844
144A, 9.875%, 7/15/2010	1,350,000	1,508,625
Edison Mission Energy, 7.73%, 6/15/2009	2,615,000	2,811,125
El Paso Production Holding Corp., 7.75%, 6/1/2013	1,335,000	1,398,412
Mission Resources Corp., 9.875%, 4/1/2011	1,070,000	1,142,225
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	1,470,000	1,492,050
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027(e)	470,000	398,913
Southern Natural Gas, 8.875%, 3/15/2010(e)	810,000	907,200

	Principal Amount ($)(c)	Value ($)
Stone Energy Corp.:
144A, 6.75%, 12/15/2014	635,000	633,412
8.25%, 12/15/2011	1,570,000	1,695,600
Williams Cos., Inc.:
8.125%, 3/15/2012(e)	1,540,000	1,778,700
8.75%, 3/15/2032	820,000	941,975

		20,608,388

Financials 8.0%
AAC Group Holding Corp., 144A, Step-up Coupon, 0% to 10/1/2008, 10.25% to 10/1/2012	970,000	652,325
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	1,805,000	1,881,712
Ahold Finance USA, Inc., 6.25%, 5/1/2009	715,000	743,600
Alamosa Delaware, Inc., Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	633,000	686,805
American Commercial Bank, 6.5%, 6/30/2006	1,250,000	1,281,250
AmeriCredit Corp., 9.25%, 5/1/2009	2,445,000	2,622,263
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	605,000	368,930
BF Saul Real Estate Investment Trust, 7.5%, 3/1/2014	1,765,000	1,817,950
DFG Holdings, Inc.:
144A, 13.95%, 5/15/2012	467,238	467,238
144A, 16.0%, 5/15/2012	476,302	523,932
Dow Jones CDX:
144A, Series 3-1, 7.75%, 12/29/2009(e)	1,550,000	1,593,593
144A, Series 3-3, 8.0%, 12/29/2009	1,550,000	1,589,719
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	1,820,000	1,956,500
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	1,865,000	2,199,878
FINOVA Group, Inc., 7.5%, 11/15/2009	10,464,550	5,127,629
FRD Acquisition Co., Series B, 12.5%, 7/15/2004*	210,000	0
Level 3 Commerce Bank, Zero Coupon, 12/15/2011	1,000,000	1,032,500
LNR Property Corp., 7.625%, 7/15/2013	555,000	629,925
Poster Financial Group, Inc., 8.75%, 12/1/2011(e)	1,175,000	1,207,313
PXRE Capital Trust I, 8.85%, 2/1/2027	1,055,000	1,055,000
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	1,140,000	946,200
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	500,000	593,750
Radnor Holdings Corp., 11.0%, 3/15/2010	1,060,000	908,950
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	255,000	270,938
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	1,465,000	1,285,538
UAP Holdings Corp., 144A, Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	665,000	522,025
UGS Corp., 144A, 10.0%, 6/1/2012	805,000	915,688
Universal City Development, 11.75%, 4/1/2010	1,800,000	2,126,250

	Principal Amount ($)(c)	Value ($)
Universal City Florida Holding Co., 144A, 7.2%**, 5/1/2010	465,000	483,600
Venoco, Inc., 144A, 8.75%, 12/15/2011	505,000	520,150

		36,011,151

Health Care 2.5%
AmeriPath, Inc., 10.5%, 4/1/2013	760,000	807,500
AmerisourceBergen Corp., 7.25%, 11/15/2012	15,000	16,762
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	1,005,000	1,010,025
Curative Health Services, Inc., 10.75%, 5/1/2011	645,000	577,275
Encore Medical Corp., 144A, 9.75%, 10/1/2012	605,000	611,050
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009(e)	1,030,000	1,063,475
HEALTHSOUTH Corp., 10.75%, 10/1/2008(e)	1,650,000	1,740,750
IDI Acquisition Corp., 144A, 10.75%, 12/15/2011	355,000	363,875
InSight Health Services Corp., Series B, 9.875%, 11/1/2011(e)	745,000	752,450
Interactive Health LLC, 144A, 8.0%, 4/1/2011	815,000	709,050
National Mentor, Inc., 144A, 9.625%, 12/1/2012	140,000	148,750
Tenet Healthcare Corp., 6.375%, 12/1/2011(e)	3,800,000	3,524,500

		11,325,462

Industrials 11.0%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	960,000	1,051,200
Allied Security Escrow Corp., 144A, 11.375%, 7/15/2011	980,000	1,024,100
Allied Waste North America, Inc., Series B, 5.75%, 2/15/2011	3,110,000	2,923,400
AMI Semiconductor, Inc., 10.75%, 2/1/2013	323,000	379,525
Avondale Mills, Inc.:
144A, 9.00%**, 7/1/2012	1,125,000	1,012,500
10.25%, 7/1/2013	365,000	295,650
Browning-Ferris Industries:
7.4%, 9/15/2035	830,000	726,250
9.25%, 5/1/2021	485,000	516,525
Cenveo Corp., 7.875%, 12/1/2013(e)	1,275,000	1,185,750
Clean Harbors, Inc., 144A, 11.25%, 7/15/2012	715,000	800,800
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	2,105,000	2,262,875
Collins & Aikman Products, 10.75%, 12/31/2011(e)	1,150,000	1,173,000
Congoleum Corp., 8.625%, 8/1/2008*	595,000	600,950
Continental Airlines, Inc., 8.0%, 12/15/2005(e)	1,040,000	1,014,000
Cornell Companies, Inc., 10.75%, 7/1/2012	1,360,000	1,453,500
Corrections Corp. of America, 9.875%, 5/1/2009	1,285,000	1,426,350
Dana Corp., 7.0%, 3/1/2029	1,535,000	1,531,163

	Principal Amount ($)(c)	Value ($)
Delta Air Lines, Inc.:
7.9%, 12/15/2009(e)	505,000	315,625
8.3%, 12/15/2029(e)	685,000	332,225
Eagle-Picher Industries, Inc., 9.75%, 9/1/2013	215,000	215,000
Erico International Corp., 8.875%, 3/1/2012	905,000	950,250
Evergreen International Aviation, Inc., 12.0%, 5/15/2010	310,000	234,825
Goodman Global Holding Co., Inc., 144A, 7.875%, 12/15/2012	1,515,000	1,499,850
GS Technologies Operating Co., Inc., 12.0%, 9/1/2024*	315,268	788
Interface, Inc., 10.375%, 2/1/2010	445,000	511,750
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	1,615,000	1,824,950
Joy Global, Inc., Series B, 8.75%, 3/15/2012	145,000	162,400
Kansas City Southern:
7.5%, 6/15/2009	1,520,000	1,596,000
9.5%, 10/1/2008	1,735,000	1,971,394
Kinetek, Inc., Series D, 10.75%, 11/15/2006	2,170,000	2,121,175
Laidlaw International, Inc., 10.75%, 6/15/2011	1,140,000	1,330,950
Millennium America, Inc.:
7.625%, 11/15/2026(e)	1,980,000	1,950,300
9.25%, 6/15/2008(e)	1,865,000	2,121,437
Remington Arms Co., Inc., 10.5%, 2/1/2011(e)	895,000	863,675
Sea Containers Ltd., 10.5%, 5/15/2012	580,000	610,450
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	1,100,000	1,100,000
Ship Finance International Ltd., 8.5%, 12/15/2013	1,275,000	1,313,250
SPX Corp.:
6.25%, 6/15/2011(e)	400,000	422,000
7.5%, 1/1/2013	1,440,000	1,562,400
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	405,000	408,038
10.375%, 7/1/2012	1,210,000	1,355,200
Texas Genco LLC, 144A, 6.875%, 12/15/2014	1,155,000	1,193,981
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	770,000	900,900
Thermadyne Holdings Corp., 9.25%, 2/1/2014	825,000	804,375
United Rentals North America, Inc.:
6.5%, 2/15/2012	1,140,000	1,111,500
7.0%, 2/15/2014(e)	930,000	869,550
7.75%, 11/15/2013(e)	580,000	568,400
Westlake Chemical Corp., 8.75%, 7/15/2011	110,000	124,300

		49,724,476

Information Technology 1.3%
Activant Solutions, Inc., 10.5%, 6/15/2011	1,075,000	1,155,625
Itron, Inc., 144A, 7.75%, 5/15/2012	705,000	717,337
Lucent Technologies, Inc.:
6.45%, 3/15/2029(e)	3,055,000	2,764,775
7.25%, 7/15/2006(e)	400,000	418,000

	Principal Amount ($)(c)	Value ($)
Spheris, Inc., 144A, 11.0%, 12/15/2012	605,000	620,125

		5,675,862

Materials 11.1%
Aqua Chemical, Inc., 11.25%, 7/1/2008	1,220,000	976,000
ARCO Chemical Co., 9.8%, 2/1/2020(e)	4,955,000	5,648,700
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	2,765,000	1,990,800
Caraustar Industries, Inc., 9.875%, 4/1/2011(e)	1,040,000	1,128,400
Constar International, Inc., 11.0%, 12/1/2012(e)	1,185,000	1,229,438
Dayton Superior Corp.:
10.75%, 9/15/2008	1,030,000	1,102,100
13.0%, 6/15/2009(e)	2,350,000	2,444,000
GEO Specialty Chemicals, Inc.:
1.0%, 12/31/2009*	368,000	368,000
10.125%, 8/1/2008*	765,000	443,700
Georgia-Pacific Corp.:
8.0%, 1/15/2024	2,820,000	3,271,200
9.375%, 2/1/2013	1,320,000	1,537,800
Hercules, Inc.:
6.75%, 10/15/2029	855,000	882,788
11.125%, 11/15/2007	1,220,000	1,451,800
Hexcel Corp., 9.75%, 1/15/2009(e)	980,000	1,019,200
Huntsman Advanced Materials, 144A, 11.0%, 7/15/2010	1,225,000	1,457,750
Huntsman International LLC:
144A, 7.375%, 1/1/2015(e)	355,000	355,888
144A, 7.5%, 1/1/2015	205,000	278,646
Huntsman LLC, 11.625%, 10/15/2010	1,610,000	1,903,825
IMC Global, Inc., 10.875%, 8/1/2013(e)	115,000	143,750
Intermet Corp.:
144A, 1.0%, 3/31/2009	2,000,000	1,750,000
9.75%, 6/15/2009*(e)	600,000	294,000
International Steel Group, Inc., 6.5%, 4/15/2014	2,245,000	2,407,762
MMI Products, Inc., Series B, 11.25%, 4/15/2007	1,015,000	1,030,225
Neenah Corp.:
144A, 11.0%, 9/30/2010	1,922,000	2,123,810
144A, 13.0%, 9/30/2013	1,102,460	1,130,021
Omnova Solutions, Inc., 11.25%, 6/1/2010	1,595,000	1,794,375
Owens-Brockway Glass Container, 8.25%, 5/15/2013	400,000	440,000
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*(e)	1,975,000	1,244,250
Pliant Corp.:
Step-up Coupon, 0% to 12/15/2006, 11.125% to 6/15/2009	220,000	203,225
11.125%, 9/1/2009	1,385,000	1,509,650
Portola Packaging, Inc., 8.25%, 2/1/2012(e)	910,000	718,900
Rockwood Specialties Group, Inc., 144A, 7.625%, 11/15/2014	1,790,000	2,503,007

	Principal Amount ($)(c)	Value ($)
Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	595,000	612,850
TriMas Corp., 9.875%, 6/15/2012	2,630,000	2,787,800
United States Steel LLC:
9.75%, 5/15/2010	1,254,000	1,429,560
10.75%, 8/1/2008(e)	155,000	182,513

		49,795,733

Telecommunication Services 8.6%
AirGate PCS, Inc., 144A, 5.85%**, 10/15/2011	505,000	518,888
American Cellular Corp., Series B, 10.0%, 8/1/2011	3,515,000	3,014,112
American Tower Corp., 144A, 7.125%, 10/15/2012	580,000	593,050
AT&T Corp.:
9.05%, 11/15/2011	1,205,000	1,387,256
9.75%, 11/15/2031	1,170,000	1,396,688
Cincinnati Bell, Inc., 8.375%, 1/15/2014(e)	4,425,000	4,480,312
Crown Castle International Corp., 9.375%, 8/1/2011	720,000	806,400
Dobson Cellular Systems, Inc., 144A, 6.96%**, 11/1/2011	450,000	465,750
Dobson Communications Corp., 8.875%, 10/1/2013	1,255,000	881,637
GCI, Inc., 7.25%, 2/15/2014	840,000	840,000
Insight Midwest LP, 9.75%, 10/1/2009(e)	610,000	638,975
IWO Escrow Co., 144A, 6.32%**, 1/15/2012	100,000	100,750
LCI International, Inc., 7.25%, 6/15/2007	1,610,000	1,565,725
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011(e)	605,000	547,525
MCI, Inc., 8.735%, 5/1/2014	3,360,000	3,612,000
Nextel Communications, Inc., 5.95%, 3/15/2014	705,000	729,675
Nextel Partners, Inc., 8.125%, 7/1/2011	950,000	1,054,500
Northern Telecom Capital, 7.875%, 6/15/2026(e)	865,000	856,350
PanAmSat Corp., 144A, 9.0%, 8/15/2014	2,160,000	2,411,100
Qwest Corp., 7.25%, 9/15/2025	3,390,000	3,296,775
Qwest Services Corp.:
6.95%, 6/30/2010	1,665,000	1,709,331
144A, 13.5%, 12/15/2010	1,940,000	2,332,850
144A, 14.0%, 12/15/2014	1,550,000	1,960,750
Rural Cellular Corp., 9.875%, 2/1/2010(e)	895,000	910,662
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	405,000	341,213
Triton PCS, Inc., 8.5%, 6/1/2013	695,000	670,675
Ubiquitel Operating Co., 9.875%, 3/1/2011	190,000	213,275
US Unwired, Inc., Series B, 10.0%, 6/15/2012(e)	1,210,000	1,364,275
Western Wireless Corp., 9.25%, 7/15/2013	200,000	217,500

		38,917,999

Utilities 3.8%
AES Corp., 144A, 8.75%, 5/15/2013	395,000	448,819

	Principal Amount ($)(c)	Value ($)
Allegheny Energy Supply Co. LLC:
144A, 8.25%, 4/15/2012(e)	765,000	854,887
144A, 10.25%, 11/15/2007	15,000	17,025
Aquila, Inc., 14.875%, 7/1/2012	405,000	567,506
Calpine Corp.:
8.25%, 8/15/2005(e)	1,065,000	1,075,650
144A, 8.5%, 7/15/2010(e)	1,495,000	1,281,962
CMS Energy Corp., 8.5%, 4/15/2011	150,000	170,438
DPL, Inc., 6.875%, 9/1/2011	2,795,000	3,052,509
Midwest Generation LLC, 8.75%, 5/1/2034	585,000	663,975
Mission Energy Holding Co., 13.5%, 7/15/2008	205,000	255,738
NorthWestern Corp., 144A, 5.875%, 11/1/2014(e)	385,000	393,844
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	3,585,000	3,907,650
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	1,115,000	1,272,494
10.0%, 10/1/2009	1,350,000	1,596,375
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	1,460,000	1,558,550

		17,117,422

Total Corporate Bonds (Cost $321,181,919)		327,273,997

Asset Backed 0.6%
Golden Tree High Yield Opportunities LP, “D1”, Series 1, 13.054%, 10/31/2007 (Cost $2,500,000)	2,500,000	2,582,250
Foreign Bonds — US$ Denominated 20.1%
Consumer Discretionary 2.7%
Advertising Directory Solutions, Inc., 144A, 9.25%, 11/15/2012(e)	810,000	850,500
Grupo Posadas SA de CV, 144A, Series A, 8.75%, 10/4/2011	10,000	10,675
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	1,705,000	1,926,650
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	1,775,000	2,041,250
Shaw Communications, Inc.:
7.2%, 12/15/2011(e)	195,000	215,231
7.25%, 4/6/2011(e)	730,000	804,825
8.25%, 4/11/2010	2,510,000	2,855,125
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	1,745,000	1,326,200
Vicap SA, 11.375%, 5/15/2007	395,000	399,938
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	655,000	679,563
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013(e)	1,225,000	1,185,187

		12,295,144

Consumer Staples 1.0%
Burns, Philip Capital Property Ltd., 10.75%, 2/15/2011	1,055,000	1,186,875
Fage Dairy Industry SA, 9.0%, 2/1/2007	2,913,000	2,927,565

	Principal Amount ($)(c)	Value ($)
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	375,000	391,875

		4,506,315

Energy 2.3%
Gazprom OAO, 144A, 9.625%, 3/1/2013	1,975,000	2,330,500
Luscar Coal Ltd., 9.75%, 10/15/2011	1,415,000	1,606,025
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	4,755,066	5,420,775
Secunda International Ltd., 144A, 9.76%**, 9/1/2012	1,005,000	984,900

		10,342,200

Financials 1.0%
Conproca SA de CV, 12.0%, 6/16/2010	920,000	1,159,200
Eircom Funding, 8.25%, 8/15/2013	1,160,000	1,281,800
Mizuho Financial Group, 8.375%, 12/29/2049	590,000	646,581
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	1,375,000	1,247,812

		4,335,393

Health Care 0.2%
Biovail Corp., 7.875%, 4/1/2010(e)	760,000	786,600
Elan Financial PLC, 144A, 7.75%, 11/15/2011	225,000	239,625

		1,026,225

Industrials 2.1%
CP Ships Ltd., 10.375%, 7/15/2012	1,280,000	1,476,800
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	2,480,000	2,641,200
11.75%, 6/15/2009	1,510,000	1,538,313
12.5%, 6/15/2012	1,451,000	1,694,042
LeGrand SA, 8.5%, 2/15/2025	1,235,000	1,457,300
Stena AB:
144A, 7.0%, 12/1/2016	385,000	381,150
9.625%, 12/1/2012	395,000	446,350
Supercanal Holding SA, 11.5%, 5/15/2005*	100,000	9,000

		9,644,155

Information Technology 0.6%
Flextronics International Ltd., 144A, 6.25%, 11/15/2014	1,480,000	1,465,200
Magnachip Semiconductor SA:
144A, 6.875%, 12/15/2011	510,000	525,300
144A, 8.0%, 12/15/2014	485,000	505,612

		2,496,112

Materials 3.6%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	955,000	981,263
Avecia Group PLC, 11.0%, 7/1/2009	2,815,000	2,899,450
Cascades, Inc.:
7.25%, 2/15/2013	1,695,000	1,796,700
144A, 7.25%, 2/15/2013	95,000	100,700
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	1,410,000	1,402,950
Citigroup Global (Severstal), 8.625%, 2/24/2009	124,000	124,508

	Principal Amount ($)(c)	Value ($)
Corp. Durango SA:
13.125%, 8/1/2006*	350,000	236,250
144A, 13.75%, 7/15/2009*	350,000	234,500
Crown Euro Holdings SA, 10.875%, 3/1/2013	895,000	1,058,337
ISPAT Inland ULC, 9.75%, 4/1/2014	1,141,000	1,409,135
Rhodia SA, 8.875%, 6/1/2011(e)	950,000	957,125
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	635,000	693,738
Tembec Industries, Inc., 8.5%, 2/1/2011(e)	4,475,000	4,497,375

		16,392,031

Sovereign Bonds 1.8%
Aries Vermogensverwaltung GmbH, 144A, Series C, 9.6%, 10/25/2014	1,500,000	1,845,000
Dominican Republic, 144A, 9.04%, 1/23/2013	510,000	422,025
Federative Republic of Brazil, 8.875%, 10/14/2019	1,545,000	1,628,430
Republic of Argentina:
11.375%, 3/15/2010*	1,980,000	673,200
Series BGL5, 11.375%, 1/30/2017*	775,000	263,500
11.375%, 6/15/2015*	475,000	160,313
11.75%, 4/7/2009*	1,340,000	455,600
Series 2031, 12.0%, 6/19/2031*	376,300	123,238
12.375%, 2/21/2012*(e)	1,205,000	406,687
Republic of Turkey:
7.25%, 3/15/2015(e)	710,000	729,525
9.0%, 6/30/2011	440,000	502,700
9.5%, 1/15/2014	260,000	306,800
Republic of Uruguay, 7.875%, 1/15/2033 (PIK)	999	887
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	470,000	396,351

		7,914,256

Telecommunication Services 4.3%
Alestra SA de RL de CV, 8.0%, 6/30/2010	235,000	199,163
Axtel SA, 11.0%, 12/15/2013	1,440,000	1,551,600
Embratel, Series B, 11.0%, 12/15/2008	985,000	1,122,900
Esprit Telecom Group PLC:
10.875%, 6/15/2008*	800,000	80
11.5%, 12/15/2007*	1,625,000	163
Global Crossing UK Finance, 144A, 10.75%, 12/15/2014	1,220,000	1,204,750
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	240,000	184,800
Inmarsat Finance PLC, 7.625%, 6/30/2012	1,075,000	1,118,000
Innova S. de R.L., 9.375%, 9/19/2013(e)	755,000	858,812
INTELSAT, 6.5%, 11/1/2013	1,435,000	1,305,850
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	2,335,000	2,442,994
Mobifon Holdings BV, 12.5%, 7/31/2010	1,760,000	2,087,800
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	805,000	821,100
Nortel Networks Corp., 6.875%, 9/1/2023	1,345,000	1,264,300

	Principal Amount ($)(c)	Value ($)
Nortel Networks Ltd., 6.125%, 2/15/2006	4,165,000	4,237,887
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	880,000	871,200

		19,271,399

Utilities 0.5%
Calpine Canada Energy Finance, 8.5%, 5/1/2008(e)	2,690,000	2,205,800

Total Foreign Bonds — US$ Denominated (Cost $88,697,061)		90,429,030

Foreign Bonds — Non US$ Denominated 1.7%
Consumer Discretionary 0.1%
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 EUR	460,000	628,381
Industrials 0.5%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	1,375,000	1,999,796
Materials 0.6%
Huntsman International LLC, 10.125%, 7/1/2009 EUR	995,000	1,423,457
Rhodia SA, 9.25%, 6/1/2011 EUR	865,000	1,196,327

		2,619,784

Sovereign Bonds 0.5%
Mexican Bonds, Series MI-10, 8.0%, 12/19/2013 MXN	15,202,000	1,214,714
Republic of Argentina:
8.0%, 2/26/2008* EUR	775,000	310,759
Series FEB, 8.0%, 2/26/2008* EUR	560,000	222,645
10.25%, 2/6/2049* EUR	956,116	376,884
10.25%, 11/14/2049* EUR	465,276	183,403
11.25%, 4/10/2006* EUR	273,541	116,191
12.0%, 9/19/2016* EUR	35,790	14,352

		2,438,948

Total Foreign Bonds — Non US$ Denominated (Cost $6,648,149)		7,686,909

Convertible Bond 0.5%
DIMON, Inc., 6.25%, 3/31/2007	1,600,000	1,500,000
HIH Capital Ltd.:
144A, Series DOM, 7.5%, 9/25/2006	665,000	658,350
144A, Series EURO, 7.5%, 9/25/2006	85,000	84,150

Total Convertible Bond (Cost $2,209,763)		2,242,500

Common Stocks 0.0%
Catalina Restaurant Group, Inc.*	3,870	6,192
IMPSAT Fiber Networks, Inc.*	33,652	193,499

Total Common Stocks (Cost $1,938,197)		199,691

	Shares	Value ($)
Warrants 0.0%
Dayton Superior Corp., 144A*	90	1
DeCrane Aircraft Holdings, Inc., 144A*	1,350	14
Destia Communications, Inc., 144A*	1,260	0
Hayes Lemmerz International, Inc.*	1,690	642
TravelCenters of America, Inc.*	280	1,400
UIH Australia Pacific, Inc.*	750	0

Total Warrants (Cost $1,583)		2,057

Preferred Stocks 0.5%
Paxson Communications Corp., 14.25%, (PIK)	199	1,462,650
TNP Enterprises, Inc., 14.5%, “D”, (PIK)	8,000	928,000

Total Preferred Stocks (Cost $2,734,260)		2,390,650

Other Investments 0.7%
Hercules Trust II, (Bond Unit)	3,680,000	3,091,200

	Shares	Value ($)
SpinCycle, Inc., “F” (Common Stock Unit)*	69	76
SpinCycle, Inc., (Common Stock Unit)*	9,913	10,904

Total Other Investments (Cost $2,667,709)		3,102,180

Securities Lending Collateral 16.6%
Daily Assets Fund Institutional, 2.25% (d) (f) (Cost $74,814,217)	74,814,217	74,814,217
Cash Equivalents 1.6%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $7,191,545)	7,191,545	7,191,545

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $510,584,403) (a)	115.0	517,915,026
Other Assets and Liabilities, Net	(15.0)	(67,715,584)

Net Assets	100.0	450,199,442

Notes to Scudder High Income Portfolio of Investments

*	Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount		Acquisition Cost	Value
Congoleum Corp.	8.625	8/1/2008	595,000	USD	$441,519	$600,950
Corp. Durango SA:
	13.125	8/1/2006	350,000	USD	179,500	236,250
	13.75	7/15/2009	350,000	USD	337,395	234,500
Dyersburg Corp.	9.75	9/1/2007	1,260,000	USD	1,291,288	126
Esprit Telecom Group PLC:
	10.875	6/15/2008	800,000	USD	792,956	80
	11.5	12/15/2007	1,625,000	USD	1,628,444	163
FRD Acquisition Co.	12.5	7/15/2004	210,000	USD	0	0
GEO Specialty Chemicals, Inc.
	1	12/31/2009	368,000	USD	368,000	368,000
	10.125	8/1/2008	765,000	USD	262,225	443,700
Grupo Iusacell SA de CV	10	7/15/2004	240,000	USD	144,738	184,800
GS Technologies Operating Co., Inc.	12	9/1/2024	315,268	USD	314,686	788
Imperial Home Decor Group, Inc.	11	3/15/2008	1,050,000	USD	1,029,755	0
Intermet Corp.
	9.75	6/15/2009	600,000	USD	248,411	294,000
Oxford Automotive, Inc.	12	10/15/2010	1,975,000	USD	1,321,584	1,244,250

Security	Coupon	Maturity Date	Principal Amount		Acquisition Cost	Value
Republic of Argentina:
	8	2/26/2008	775,000	EUR	224,642	310,759
	8	2/26/2008	560,000	EUR	180,836	222,645
	10.25	2/6/2049	956,116	EUR	209,225	376,884
	10.25	11/14/2049	465,276	EUR	99,469	183,403
	11.25	4/10/2006	273,541	EUR	85,600	116,191
	11.375	3/15/2010	1,980,000	USD	534,600	673,200
	11.375	1/30/2017	775,000	USD	232,985	263,500
	11.375	6/15/2015	475,000	USD	148,308	160,313
	11.75	4/7/2009	1,340,000	USD	430,150	455,600
	12	9/19/2016	35,790	EUR	8,225	7,338
	12	6/19/2031	376,300	USD	81,845	123,238
	12.375	2/21/2012	1,205,000	USD	334,939	406,687
Supercanal Holding SA	11.5	5/15/2005	100,000	USD	36,505	9,000
Trump Holdings & Funding	12.625	3/15/2010	885,000	USD	903,435	958,013

					$11,871,265	$7,874,378

**	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2004.

(a)	The cost for federal income tax purposes was $510,755,235. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $7,159,791. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,263,308 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,103,517.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Principal amount stated in US dollars unless otherwise noted.

(d)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004, amounted to $73,177,211, which is 16.3% of total net assets.

(f)	Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK denotes that interest and dividend is paid in kind.

Currency Abbreviation
EUR	Euro
MXN	Mexican Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $428,578,641) — including $73,177,211 of securities loaned	$435,909,264
Investment in Daily Assets Fund Institutional (cost $74,814,217)*	74,814,217
Investment in Scudder Cash Management QP Trust (cost $7,191,545)	7,191,545
Total investments in securities, at value (cost $510,584,403)	517,915,026
Cash	143,928
Foreign currency, at value (cost $37,247)	37,816
Receivable for investments sold	3,372,406
Interest receivable	8,856,107
Receivable for Portfolio shares sold	52,070
Other assets	13,291

Total assets	530,390,644

Liabilities
Payable upon return of securities loaned	74,814,217
Payable for investments purchased	3,215,607
Payable for Portfolio shares redeemed	553,570
Unrealized depreciation on forward foreign currency exchange contracts	884,605
Net payable on closed forward foreign currency exchange contract	343,717
Accrued management fee	232,383
Other accrued expenses and payables	147,103
Total liabilities	80,191,202

Net assets, at value	$450,199,442

Net Assets
Net assets consist of:
Undistributed net investment income	34,372,843
Net unrealized appreciation (depreciation) on:
Investments	7,330,623
Foreign currency related transactions	(867,532)
Accumulated net realized gain (loss)	(113,027,989)
Paid-in capital	522,391,497

Net assets, at value	$450,199,442

Class A
Net Asset Value, offering and redemption price per share ($393,438,214 ÷ 44,826,321 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.78
Class B
Net Asset Value, offering and redemption price per share ($56,761,228 ÷ 6,474,194 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.77

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income

Income:
Dividends	$553,283
Interest	36,445,585
Interest — Scudder Cash Management QP Trust	119,706
Securities lending income, including income from Daily Assets Fund Institutional	124,889
Total Income	37,243,463
Expenses:
Management fee	2,547,280
Custodian fees	60,081
Distribution service fees (Class B)	116,895
Record keeping fees (Class B)	61,482
Auditing	53,376
Legal	3,356
Trustees’ fees and expenses	5,863
Reports to shareholders	134,828
Other	30,569
Total expenses, before expense reductions	3,013,730
Expense reductions	(8,909)
Total expenses, after expense reductions	3,004,821

Net investment income	34,238,642

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	9,835,203
Foreign currency related transactions	(364,967)
9,470,236
Net unrealized appreciation (depreciation) during the period on:
Investments	6,010,970
Foreign currency related transactions	(719,594)
5,291,376

Net gain (loss) on investment transactions	14,761,612

Net increase (decrease) in net assets resulting from operations	$49,000,254

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$34,238,642	$33,045,620
Net realized gain (loss) on investment transactions	9,470,236	(3,182,002)
Net unrealized appreciation (depreciation) on investment transactions during the period	5,291,376	53,500,177
Net increase (decrease) in net assets resulting from operations	49,000,254	83,363,795
Distributions to shareholders from:
Net investment income
Class A	(29,352,659)	(29,871,076)
Class B	(3,056,845)	(462,410)
Portfolio share transactions:
Class A
Proceeds from shares sold	56,878,387	120,856,182
Reinvestment of distributions	29,352,659	29,871,076
Cost of shares redeemed	(119,443,412)	(117,016,053)
Net increase (decrease) in net assets from Class A share transactions	(33,212,366)	33,711,205
Class B
Proceeds from shares sold	37,277,037	36,410,776
Reinvestment of distributions	3,056,845	462,410
Cost of shares redeemed	(23,434,006)	(3,751,439)
Net increase (decrease) in net assets from Class B share transactions	16,899,876	33,121,747
Increase (decrease) in net assets	278,260	119,863,261
Net assets at beginning of period	449,921,182	330,057,921

Net assets at end of period (including undistributed net investment income of $34,372,843 and $32,285,235, respectively)	$450,199,442	$449,921,182

Other Information
Class A
Shares outstanding at beginning of period	48,977,744	44,487,776
Shares sold	6,841,589	15,606,467
Shares issued to shareholders in reinvestment of distributions	3,696,808	4,207,191
Shares redeemed	(14,689,820)	(15,323,690)
Net increase (decrease) in Portfolio shares	(4,151,423)	4,489,968

Shares outstanding at end of period	44,826,321	48,977,744

Class B
Shares outstanding at beginning of period	4,421,727	136,396
Shares sold	4,504,371	4,693,294
Shares issued to shareholders in reinvestment of distributions	384,026	65,037
Shares redeemed	(2,835,930)	(473,000)
Net increase (decrease) in Portfolio shares	2,052,467	4,285,331

Shares outstanding at end of period	6,474,194	4,421,727

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$8.43	$7.40	$8.13	$9.16	$11.46
Income (loss) from investment operations:
Net investment income[c]	.67	.67	.75	.84	1.14
Net realized and unrealized gain (loss) on investment transactions	.31	1.03	(.74)	(.59)	(2.04)

Total from investment operations	.98	1.70	.01	.25	(.90)

Less distributions from:
Net investment income	(.63)	(.67)	(.74)	(1.28)	(1.40)

Net asset value, end of period	$8.78	$8.43	$7.40	$8.13	$9.16

Total Return (%)	12.42	24.62	(.30)	2.63	(8.68)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	393	413	329	335	309
Ratio of expenses (%)	.66	.67	.66	.70	.68
Ratio of net investment income (%)	8.11	8.62	10.07	9.89	11.23
Portfolio turnover rate (%)	162	165	138	77	54

[a]	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%.

Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[c]	Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$8.41	$7.39	$7.21
Income (loss) from investment operations:
Net investment income[b]	.64	.64	.31
Net realized and unrealized gain (loss) on investment transactions	.32	1.03	(.13)

Total from investment operations	.96	1.67	.18

Less distributions from:
Net investment income	(.60)	(.65)	—

Net asset value, end of period	$8.77	$8.41	$7.39

Total Return (%)	12.08	24.14	2.50	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	57	37	1
Ratio of expenses (%)	1.06	1.06	.92	*
Ratio of net investment income (%)	7.71	8.23	8.78	*
Portfolio turnover rate (%)	162	165	138	**

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Information About Your Portfolio’s Expenses

Scudder Income & Growth Strategy Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent period, the portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the period (August 16, 2004) ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the period ended December 31, 2004

Actual Portfolio Return	Class B
Beginning Account Value 8/16/04	$1,000.00
Ending Account Value 12/31/04	$1,066.00
Expenses Paid per $1,000*	$2.91

Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 8/16/04	$1,000.00
Ending Account Value 12/31/04	$1,015.95
Expenses Paid per $1,000*	$2.84

*	Expenses are equal to the Portfolio’s annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days since the commencement of the class (August 16, 2004), then divided by 365.

Annualized Expense Ratios	Class B
Scudder Variable Series II — Scudder Income & Growth Strategy Portfolio	.75%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Income & Growth Strategy Portfolio

Scudder Income & Growth Strategy Portfolio is one of four new fund-of-funds portfolios. Each portfolio is constructed as a strategically allocated mix of variable portfolios and managed to pursue consistent returns over time, while mitigating risk and pursuing a long-term investment objective. Scudder Income & Growth Strategy Portfolio seeks current income and, as a secondary objective, long-term growth of capital. The portfolio gained 6.60% (Class B shares, unadjusted for contract charges) from its date of inception, August 16, 2004 through December 31, 2004. Investors should keep in mind that during the start-up phase of the portfolio, it required some time to invest all the cash inflows. Because we had large cash flows, often exceeding the size of the portfolio, our allocation was heavily weighted in cash — even though we invested the cash right away every day.

Stocks performed exceptionally well in 2003, when profit margins widened because productivity accelerated but labor costs remained low (due to a soft labor market). However, equity performance was lower in 2004, due in part to rising interest rates, concerns about inflation and soaring energy prices, all of which can impact the revenue growth of companies. Performance did improve at the end of 2004 as signs of economic strength emerged and oil prices decreased. The end of uncertainty surrounding the US presidential election also helped the stock market find its footing. Specifically, the energy and materials sectors performed particularly well in 2004, while the technology, consumer staples and consumer discretionary sectors lagged behind. Going forward, profit margins are not likely to widen further, and may even narrow. As a result, we believe that returns will likely be modest. The portfolio underweighted equities relative to fixed income only in December and overweighted equities for all other months since inception. To improve diversification within the stock category, the portfolio overweighted small-cap stocks for all months since inception except December.

The Federal Reserve (“the Fed”), in attempt to prevent the economy from overheating and inflation from rising, raised interest rates five times from 12/31/03 through 12/31/04. Because bond prices typically move in the opposite direction of interest rates, bond prices fell in response. Still, bond investors seemed to be betting that the economy faces too many hurdles for the Fed to raise interest rates drastically, so the price of bonds did not fall significantly. However, it seems likely that the Fed will continue to raise interest rates, so we believe that the bull market for bonds we have experienced over the past two decades is likely over. Although, the portfolio is currently overweighting (or favoring) bonds relative to cash, these weightings may change.

Arnim Holzer Inna Okounkova Robert Wang

Co-Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Returns during part or all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less that its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the portfolio could suffer losses on its derivative positions. Please read this portfolio’s prospectus for specific details regarding its risk profile.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Income & Growth Strategy Portfolio

Asset Allocation	12/31/04
Fixed Income Funds	56%
Equity Funds	42%
Cash Equivalents	2%
100%

Asset allocation is subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 6. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Income & Growth Strategy Portfolio

	Shares	Value ($)
Equity Funds 41.5%
Scudder SVS I Global Discovery Portfolio “A”	2,729	34,847
Scudder SVS I Growth & Income Portfolio “A”	119,292	1,108,222
Scudder SVS I International Portfolio “A”	33,005	313,545
Scudder SVS II Aggressive Growth Portfolio “A”	21,800	214,513
Scudder SVS II Blue Chip Portfolio “A”	81,158	1,107,801
Scudder SVS II Dreman High Return Equity Portfolio “A”	32,888	416,031
Scudder SVS II Dreman Small Cap Value Portfolio “A”	13,051	261,804
Scudder SVS II Eagle Focused Large Cap Growth Portfolio “A”	34,748	305,432
Scudder SVS II Growth Portfolio “A”	26,381	512,049
Scudder SVS II International Select Equity Portfolio “A”	15,792	188,085
Scudder SVS II Large Cap Value Portfolio “A”	33,792	533,568
Scudder SVS II MFS Strategic Value Portfolio “A”	20,224	242,682
Scudder SVS II Small Cap Growth Portfolio “A”	22,974	289,246

	Shares	Value ($)
Scudder VIT Real Estate Portfolio “A”	8,077	131,904

Total Equity Funds (Cost $5,291,079)		5,659,729

Fixed Income Funds 55.8%
Scudder SVS II Fixed Income Portfolio “A”	521,556	6,295,184
Scudder SVS II Government and Agency Securities Portfolio “A”	71,917	902,553
Scudder SVS II High Income Portfolio “A”	42,526	373,376
Scudder SVS II Strategic Income Portfolio “A”	2,770	33,932

Total Fixed Income Funds (Cost $7,539,134)		7,605,045

Cash Equivalents 2.6%
Scudder Cash Management QP Trust, 2.24%(b) (Cost $348,360)	348,360	348,360

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $13,178,573)(a)	99.9	13,613,134
Other Assets and Liabilities, Net	0.1	8,900

Net Assets	100.0	13,622,034

Notes to Scudder Income & Growth Strategy Portfolio of Investments

(a)	The cost for federal income tax purposes was $13,178,573. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $434,561. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $434,561 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $0.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $12,830,213)	$13,264,774
Investment in Scudder Cash Management QP Trust (cost $348,360)	348,360
Total investments in securities, at value (cost $13,178,573)	13,613,134
Interest receivable	544
Receivable for Portfolio shares sold	11,710
Due from Advisor	26,510
Other assets	122
Total assets	13,652,020
Liabilities
Payable for Portfolio shares redeemed	708
Other accrued expenses and payables	29,278
Total liabilities	29,986

Net assets, at value	$13,622,034

Net Assets
Net assets consist of:

Net unrealized appreciation (depreciation) on investments	434,561
Accumulated net realized gain (loss)	33,651
Paid-in capital	13,153,822

Net assets, at value	$13,622,034

Class B Shares

Net asset value, offering and redemption price per share ($13,622,034 ÷ 1,277,644 shares outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.66

Statement of Operations for the period ended December 31, 2004

Investment Income
Income:
Interest — Scudder Cash Management QP Trust	$2,050
Total Income	2,050
Expenses:
Management fee	3,818
Custodian and accounting fees	31,927
Distribution service fees (Class B)	6,354
Record keeping fees (Class B)	3,813
Auditing	24,001
Legal	1,077
Trustees’ fees and expenses	477
Reports to shareholders	3,011
Offering costs	1,011
Other	528
Total expenses, before expense reductions	76,017
Expense reductions	(56,748)
Total expenses, after expense reductions	19,269

Net investment income (loss)	(17,219)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	49,859
Net unrealized appreciation (depreciation) during the period on investments	434,561

Net gain (loss) on investment transactions	484,420

Net increase (decrease) in net assets resulting from operations	$467,201

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Period Ended December 31, 2004[a]
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(17,219)
Net realized gain (loss) on investment transactions	49,859
Net unrealized appreciation (depreciation) on investment transactions during the period	434,561
Net increase (decrease) in net assets resulting from operations	467,201
Portfolio share transactions:

Class B
Proceeds from shares sold	13,456,607
Cost of shares redeemed	(301,774)
Increase (decrease) in net assets	13,154,833
Net assets at beginning of period	—

Net assets at end of period	$13,622,034

Other Information
Class B
Shares outstanding at beginning of period	—
Shares sold	1,306,747
Shares redeemed	(29,103)
Net increase (decrease) in Portfolio shares	1,277,644

Shares outstanding at end of period	1,277,644

[a]	For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B

	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)
Net realized and unrealized gain (loss) on investment transactions	.69
Total from investment operations	.66

Net asset value, end of period	$10.66

Total Return (%)[c]	6.60	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14
Ratio of expenses before expense reductions (%)	2.96	*
Ratio of expenses after expense reductions (%)	.75	*
Ratio of net investment income (%)	(.67	)*
Portfolio turnover rate (%)	18	*

[a]	For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

Scudder International Select Equity Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder International Select Equity Portfolio from 12/31/1994 to 12/31/2004

☐ Scudder International Select Equity Portfolio — Class A

☐ MSCI EAFE + EM Index

The MSCI EAFE + EM Index (Morgan Stanley Capital International Europe, Australasia, Far East + Emerging Markets Index) is an unmanaged index generally accepted as a benchmark for major overseas markets plus emerging markets. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Yearly periods ended December 31

Comparative Results

Scudder International Select Equity Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,825	$13,282	$7,981	$18,408
	Average annual total return	18.25%	9.92%	-4.41%	6.29%
MSCI EAFE + EM Index	Growth of $10,000	$12,126	$14,544	$9,853	$17,726
	Average annual total return	21.26%	13.30%	-.30%	5.89%

Scudder International Select Equity Portfolio				1-Year	Life of Class*
Class B	Growth of $10,000			$11,784	$13,485
	Average annual total return			17.84%	12.69%
MSCI EAFE + EM Index	Growth of $10,000			$12,126	$14,687
	Average annual total return			21.26%	16.62%

The growth of $10,000 is cumulative.

*	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

Scudder International Select Equity Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,158.60	$1,156.80
Expenses Paid per $1,000*	$4.94	$6.83

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,020.62	$1,018.87
Expenses Paid per $1,000*	$4.63	$6.40

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder International Select Equity Portfolio	.91%	1.26%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder International Select Equity Portfolio

Continued strength in corporate earnings and worldwide economic growth provided a positive underpinning for international equities in 2004. For US investors, the rising value of foreign currencies in relation to the dollar provided an additional boost to performance. The Class A shares of the portfolio produced a positive absolute return of 18.25% (Class A shares, unadjusted for contract charges) during the year ended December 31, 2004, but lagged the 21.26% return of the MSCI EAFE Plus EM Index.

Performance was helped by strong stock selection in the materials, energy and information technology sectors. Materials and energy delivered robust returns, as commodities exporters in those sectors benefited from their exposure to China’s growth. Examples include the materials companies POSCO (Korea) (1.2% of net assets as of December 31) and BHP Billiton PLC (United Kingdom) (.97% of net assets), and the energy companies Eni SpA (Italy) (2.9% of net assets) and Total S.A. (France) (3.2% of net assets%). Performance was hurt by exposure to sectors that are sensitive to rising energy and input costs, such as the industrials stock A.P. Moller Maersk*, which was unable to pass on higher transport costs to customers; and consumer staples companies such as Nestle S.A. and Henckel*, whose margins were also pressured by rising input costs and heightened competition.

We continue to emphasize companies with pricing power. In an environment of slow to moderate demand growth, the ability to raise prices will enable companies to maintain their profit margins even if input costs increase. In addition, we continue to look for opportunities to invest in companies positioned to take advantage of the burgeoning consumer sector in Asia.

Alex Tedder

Lead Portfolio Manager

Matthias Knerr

Sangita Uberoi

Managers

Deutsche Asset Management Investment Services Ltd., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility.

Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The MSCI EAFE + EM Index (Morgan Stanley Capital International Europe, Australasia, Far East + Emerging Markets Free Index) is an unmanaged index generally accepted as a benchmark for major overseas markets plus emerging markets. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all distributions and do not reflect any fees or expenses. It is not possible to invest directly into an index.

*	This security was not held in the portfolio at the end of the reporting period.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder International Select Equity Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	99%	96%
Cash Equivalents	1%	2%
Preferred Stocks	—	2%

	100%	100%

Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Continental Europe	51%	50%
Japan	19%	22%
United Kingdom	18%	23%
Asia (excluding Japan)	12%	5%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Financials	27%	25%
Consumer Discretionary	14%	18%
Industrials	13%	10%
Energy	10%	7%
Telecommunication Services	8%	8%
Information Technology	8%	6%
Health Care	8%	8%
Materials	5%	7%
Consumer Staples	4%	7%
Utilities	3%	4%

	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder International Select Equity Portfolio

	Shares	Value ($)
Common Stocks 95.7%
Belgium 2.0%
Belgacom SA* (Cost $3,863,300)	108,000	4,668,207
China 1.7%
PetroChina Co., Ltd. “H” (Cost $3,606,829)	7,467,670	3,987,138
France 7.7%
Christian Dior SA	48,900	3,326,689
Credit Agricole SA	159,709	4,819,274
Total SA	33,461	7,308,934
Vinci SA(d)	17,300	2,323,284

(Cost $12,687,700)		17,778,181

Germany 10.6%
Adidas-Salomon AG	30,200	4,874,609
E.ON AG	65,400	5,961,294
Hypo Real Estate Holdings AG*	119,200	4,941,688
Metro AG	97,063	5,341,961
Siemens AG	39,900	3,383,121

(Cost $16,029,706)		24,502,673

Greece 2.3%
Alpha Bank AE (Cost $4,010,044)	153,600	5,357,314
Hong Kong 2.0%
Swire Pacific Ltd. “A” (Cost $3,859,366)	545,831	4,564,568
India 1.6%
State Bank of India (GDR) (Cost $2,998,549)	99,566	3,634,159
Ireland 2.2%
CRH PLC (Cost $3,172,767)	191,458	5,126,713
Italy 3.0%
Eni SpA (Cost $4,061,818)	271,560	6,799,151
Japan 18.6%
Canon, Inc.	97,800	5,277,974
Credit Saison Co., Ltd.	130,400	4,746,677
Daito Trust Construction Co., Ltd.	107,900	5,128,067
KDDI Corp.	400	2,154,777
Kirin Brewery Co., Ltd.	465,900	4,587,617
Millea Holdings, Inc.	250	3,708,402
Mitsubishi Corp.	417,000	5,387,996
SMC Corp.	36,800	4,212,589
Toyota Motor Corp.	130,200	5,298,468
Trend Micro, Inc.	42,000	2,266,615

(Cost $31,971,638)		42,769,182

Korea 3.8%
POSCO (ADR)(d)	64,100	2,854,373
Samsung Electronics Co., Ltd. (GDR), 144A	26,940	5,899,860

(Cost $8,345,830)		8,754,233

	Shares	Value ($)
Netherlands 6.8%
European Aeronautic Defense & Space Co.	125,800	3,657,553
ING Groep NV	245,255	7,420,656
TPG NV	166,700	4,527,207

(Cost $12,495,804)		15,605,416

Singapore 2.0%
DBS Group Holdings Ltd. (Cost $4,078,758)	471,315	4,648,476
Spain 6.8%
Indra Sistemas SA	303,000	5,176,988
Industria de Diseno Textil SA	149,400	4,406,660
Telefonica SA	322,630	6,078,091

(Cost $11,357,163)		15,661,739

Switzerland 7.7%
Credit Suisse Group	166,500	6,999,121
Nestle SA (Registered)	16,566	4,334,170
Roche Holding AG	56,280	6,478,807

(Cost $14,154,265)		17,812,098

United Kingdom 16.9%
BHP Billiton PLC	191,550	2,245,158
Centrica PLC	717,600	3,254,867
GlaxoSmithKline PLC	253,600	5,949,760
HSBC Holdings PLC	315,200	5,319,295
Royal Bank of Scotland Group PLC	116,485	3,918,168
Smith & Nephew PLC	428,088	4,380,657
Trinity Mirror PLC	324,893	3,967,130
Vodafone Group PLC	2,192,721	5,946,355
WPP Group PLC	364,600	4,010,979
(Cost $31,606,411)		38,992,369

Total Common Stocks (Cost $168,299,949)		220,661,617

Securities Lending Collateral 2.1%
Daily Assets Fund Institutional, 2.25%(c)(e) (Cost $4,791,625)	4,791,625	4,791,625

Cash Equivalents 1.0%
Scudder Cash Management QP Trust, 2.24%(b) (Cost $2,321,041)	2,321,041	2,321,041

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $175,412,615)(a)	98.8	227,774,283
Other Assets and Liabilities, Net	1.2	2,795,917

Net Assets	100.0	230,570,200

Notes to Scudder International Select Equity Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $178,972,673. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $48,801,610. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $49,317,375 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $515,765.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004, amounted to $4,614,982, which is 2.0% of total net assets.

(e)	Represents collateral held in connection with securities lending.

ADR:	American Depositary Receipts

GDR:	Global Depositary Receipts

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $168,299,949) — including $4,614,982 of securities loaned	$220,661,617
Investment in Daily Assets Fund Institutional (cost $4,791,625)*	4,791,625
Investment in Scudder Cash Management QP Trust (cost $2,321,041)	2,321,041
Total investments in securities, at value (cost $175,412,615)	227,774,283
Foreign currency, at value (cost $7,387,345)	7,539,201
Dividends receivable	401,534
Interest receivable	12,042
Receivable for Portfolio shares sold	30,778
Foreign taxes recoverable	187,731
Other assets	6,336
Total assets	235,951,905
Liabilities
Payable for Portfolio shares redeemed	321,835
Payable upon return of securities loaned	4,791,625
Accrued management fee	158,073
Other accrued expenses and payables	110,172
Total liabilities	5,381,705

Net assets, at value	$230,570,200

Net Assets
Net assets consist of:
Undistributed net investment income	3,173,342
Net unrealized appreciation (depreciation) on:
Investments	52,361,668
Foreign currency related transactions	203,574
Accumulated net realized gain (loss)	(50,261,752)
Paid-in capital	225,093,368

Net assets, at value	$230,570,200

Class A
Net Asset Value, offering and redemption price per share ($183,974,883 ÷ 15,442,740 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.91
Class B
Net Asset Value, offering and redemption price per share ($46,595,317 ÷ 3,923,204 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.88

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $537,188)	$4,438,156
Interest — Scudder Cash Management QP Trust	25,694
Securities lending income, including income from Daily Assets Fund Institutional	136,674
Total Income	4,600,524
Expenses:
Management fee	1,393,551
Custodian fees	146,550
Distribution service fees (Class B)	78,650
Record keeping fees (Class B)	39,095
Auditing	61,780
Legal	22,220
Trustees’ fees and expenses	7,780
Reports to shareholders	27,484
Other	8,912
Total expenses, before expense reduction	1,786,022
Expense reduction	(2,084)
Total expenses, after expense reduction	1,783,938

Net investment income (loss)	2,816,586

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	10,217,608
Foreign currency related transactions	436,300
10,653,908
Net unrealized appreciation (depreciation) during the period on:
Investments	20,416,088
Foreign currency related transactions	98,838
20,514,926

Net gain (loss) on investment transactions	31,168,834

Net increase (decrease) in net assets resulting from operations	$33,985,420

The accompanying notes are an integral part of the financial statements.

*	Represents collateral on securities loaned.

Statement of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,816,586	$1,470,136
Net realized gain (loss) on investment transactions	10,653,908	(2,277,480)
Net unrealized appreciation (depreciation) on investment transactions during the period	20,514,926	36,999,340
Net increase (decrease) in net assets resulting from operations	33,985,420	36,191,996
Distributions to shareholders from:
Net investment income
Class A	(1,616,136)	(1,518,587)
Class B	(162,336)	(31,424)
Portfolio share transactions:
Class A
Proceeds from shares sold	40,441,379	34,706,923
Reinvestment of distributions	1,616,136	1,518,587
Cost of shares redeemed	(30,593,940)	(40,601,242)
Net increase (decrease) in net assets from Class A share transactions	11,463,575	(4,375,732)
Class B
Proceeds from shares sold	25,663,873	16,228,216
Reinvestment of distributions	162,336	31,424
Cost of shares redeemed	(3,432,245)	(2,025,107)
Net increase (decrease) in net assets from Class B share transactions	22,393,964	14,234,533
Increase (decrease) in net assets	66,064,487	44,500,786
Net assets at beginning of period	164,505,713	120,004,927

Net assets at end of period (including undistributed net investment income of $3,173,342 and $1,698,928, respectively)	$230,570,200	$164,505,713

Other Information
Class A
Shares outstanding at beginning of period	14,404,846	15,029,877
Shares sold	3,811,740	4,153,733
Shares issued to shareholders in reinvestment of distributions	154,506	216,015
Shares redeemed	(2,928,352)	(4,994,779)
Net increase (decrease) in Portfolio shares	1,037,894	(625,031)

Shares outstanding at end of period	15,442,740	14,404,846

Class B
Shares outstanding at beginning of period	1,760,419	48,435
Shares sold	2,466,794	1,925,484
Shares issued to shareholders in reinvestment of distributions	15,520	4,470
Shares redeemed	(319,529)	(217,970)
Net increase (decrease) in Portfolio shares	2,162,785	1,711,984

Shares outstanding at end of period	3,923,204	1,760,419

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$10.18	$7.96	$9.24	$14.73	$21.45

Income (loss) from investment operations:
Net investment income (loss)[b]	.17	.10	.12	.05	.08
Net realized and unrealized gain (loss) on investment transactions	1.67	2.23	(1.36)	(3.46)	(3.90)

Total from investment operations	1.84	2.33	(1.24)	(3.41)	(3.82)

Less distributions from:
Net investment income	(.11)	(.11)	(.04)	(.10)	—
Net realized gains on investment transactions	—	—	—	(1.98)	(2.90)

Total distributions	(.11)	(.11)	(.04)	(2.08)	(2.90)

Net asset value, end of period	$11.91	$10.18	$7.96	$9.24	$14.73

Total Return (%)	18.25	29.83	(13.48)	(24.43)	(20.49)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	184	147	120	121	179
Ratio of expenses (%)	.89	.94	.85	.92	.84
Ratio of net investment income (loss) (%)	1.58	1.17	1.46	.44	.47
Portfolio turnover rate (%)	88	139	190	145	87

[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$10.15	$7.94	$8.98

Income (loss) from investment operations:
Net investment income (loss)[b]	.13	.06	.02
Net realized and unrealized gain (loss) on investment transactions	1.67	2.24	(1.06)

Total from investment operations	1.80	2.30	(1.04)

Less distributions from:
Net investment income	(.07)	(.09)	—
Total distributions	(.07)	(.09)	—

Net asset value, end of period	$11.88	$10.15	$7.94

Total Return (%)	17.84	29.42	(11.58	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	18	.4
Ratio of expenses (%)	1.28	1.33	1.11	*
Ratio of net investment income (loss) (%)	1.19	.78	.54	*
Portfolio turnover rate (%)	88	139	190

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

Scudder Large Cap Value Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Large Cap Value Portfolio from 5/1/1996 to 12/31/2004

☐	Scudder Large Cap Value Portfolio — Class A

☐	Russell 1000 Value Index

The Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Yearly periods ended December 31

Comparative Results

Scudder Large Cap Value Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,007	$12,408	$14,678	$24,051
	Average annual total return	10.07%	7.46%	7.98%	10.65%
Russell 1000 Value Index	Growth of $10,000	$11,649	$12,796	$12,929	$24,879
	Average annual total return	16.49%	8.57%	5.27%	11.09%

Scudder Large Cap Value Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$10,965	$12,746
	Average annual total return			9.65%	10.18%
Russell 1000 Value Index	Growth of $10,000			$11,649	$13,438
	Average annual total return			16.49%	12.55%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 1996. Index returns begin April 30, 1996.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

Scudder Large Cap Value Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,073.40	$1,071.30
Expenses Paid per $1,000*	$4.17	$6.10

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,021.18	$1,019.31
Expenses Paid per $1,000*	$4.06	$5.95

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Large Cap Value Portfolio	.80%	1.17%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Large Cap Value Portfolio

Scudder Large Cap Value Portfolio (Class A shares, unadjusted for contract charges) posted a total return of 10.07% for the 12-month period ended December 31, 2004. By comparison the Russell 1000 Value Index returned 16.49%, while the broad market, as measured by the Standard & Poor’s 500 (S&P 500), gained 10.88%.

We attribute the variance between our return and that of the Russell 1000 Value Index to the portfolio’s high-quality stocks, which typically fall under the larger market capitalizations within the index. These were precisely the stocks that underperformed within the Russell 1000 Value Index, while stocks with smaller market caps and lower-quality ratings rallied. However, our strategy, we believe, provides an opportunity to add value over the long term.

The portfolio benefited from its underweight position and stock selection in consumer discretionary stocks, which helped relative performance as investors moved away from these typically economically-sensitive stocks. An overweight position in materials also helped as this sector posted relatively strong returns.

An overweight in information technology hurt performance as some investors sold on the belief that the solid economy and capital expenditure trends might reverse in the near term. An overweight position in health care — primarily pharmaceutical stocks — also hurt performance as these stocks struggled when some major drugs were recalled due to health concerns.

We’re pleased with the portfolio, which comprises solid companies with projected earnings growth that is faster than that of the market, valuations that are lower than the market’s and current dividend income that is materially higher.

Thomas F. Sassi

Lead Manager

Steve Scrudato

Manager

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values.

The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Large Cap Value Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	99%	94%
Cash Equivalents	1%	6%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Financials	31%	32%
Information Technology	15%	12%
Health Care	11%	14%
Industrials	11%	12%
Consumer Discretionary	9%	6%
Energy	7%	8%
Consumer Staples	7%	5%
Materials	7%	8%
Telecommunication Services	1%	2%
Utilities	1%	1%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 26. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Large Cap Value Portfolio

	Shares	Value ($)
Common Stocks 98.6%
Consumer Discretionary 9.1%
Hotels Restaurants & Leisure 1.1%
McDonald’s Corp.	108,400	3,475,304
Multiline Retail 3.1%
Family Dollar Stores, Inc.	178,300	5,568,309
The May Department Stores Co.(c)	142,200	4,180,680

		9,748,989

Specialty Retail 4.9%
Limited Brands	182,100	4,191,942
Lowe’s Companies, Inc.	116,700	6,720,753
Sherwin-Williams Co.	99,000	4,418,370

		15,331,065

Consumer Staples 6.8%
Food Products 5.1%
ConAgra Foods, Inc.	140,500	4,137,725
General Mills, Inc.	135,000	6,710,850
Sara Lee Corp.	214,200	5,170,788

		16,019,363

Household Products 1.7%
Kimberly-Clark Corp.	80,000	5,264,800
Energy 7.3%
Oil & Gas
BP PLC (ADR)	61,344	3,582,489
ChevronTexaco Corp.	55,100	2,893,301
ConocoPhillips	25,000	2,170,750
ExxonMobil Corp.	184,000	9,431,840
Royal Dutch Petroleum Co. (NY Shares)	86,000	4,934,680

		23,013,060

Financials 30.1%
Banks 15.1%
AmSouth Bancorp.	179,300	4,643,870
Bank of America Corp.	229,226	10,771,330
BB&T Corp.	74,600	3,136,930
National City Corp.	133,500	5,012,925
PNC Financial Services Group	144,200	8,282,848
SunTrust Banks, Inc.(c)	51,400	3,797,432
US Bancorp.	177,600	5,562,432
Wachovia Corp.	118,500	6,233,100

		47,440,867

Capital Markets 4.2%
Bear Stearns Companies, Inc.	42,400	4,337,944
Merrill Lynch & Co., Inc.	96,700	5,779,759
Morgan Stanley	55,000	3,053,600

		13,171,303

Diversified Financial Services 8.9%
Citigroup, Inc.	234,700	11,307,846
Fannie Mae	43,400	3,090,514
Freddie Mac	44,400	3,272,280

	Shares	Value ($)
JPMorgan Chase & Co.	264,700	10,325,947

		27,996,587

Insurance 1.9%
Allstate Corp.	31,100	1,608,492
American International Group, Inc.	68,800	4,518,096

		6,126,588

Health Care 11.3%
Health Care Equipment & Supplies 2.7%
Baxter International, Inc.	219,500	7,581,530
Waters Corp.*	16,600	776,714

		8,358,244

Pharmaceuticals 8.6%
Abbott Laboratories	121,100	5,649,315
Bristol-Myers Squibb Co.	289,900	7,427,238
Johnson & Johnson	71,700	4,547,214
Pfizer, Inc.	161,900	4,353,491
Wyeth	119,000	5,068,210

		27,045,468

Industrials 10.8%
Aerospace & Defense 2.4%
Honeywell International, Inc.	215,700	7,637,937
Commercial Services & Supplies 2.0%
Avery Dennison Corp.	75,500	4,527,735
Pitney Bowes, Inc.	35,400	1,638,312

		6,166,047

Electrical Equipment 1.1%
Emerson Electric Co.	48,200	3,378,820
Industrial Conglomerates 5.3%
General Electric Co.	296,500	10,822,250
Textron, Inc.	81,600	6,022,080

		16,844,330

Information Technology 14.8%
Communications Equipment 1.8%
Nokia Oyj (ADR)	360,500	5,649,035
Computers & Peripherals 3.6%
Hewlett-Packard Co.	253,797	5,322,123
International Business Machines Corp.	60,800	5,993,664

		11,315,787

IT Consulting & Services 2.3%
Automatic Data Processing, Inc.	165,700	7,348,795
Semiconductors & Semiconductor Equipment 5.5%
Applied Materials, Inc.*	271,000	4,634,100
Intel Corp.(c)	332,800	7,784,192
Texas Instruments, Inc.	200,400	4,933,848

		17,352,140

Software 1.6%
Microsoft Corp.	188,900	5,045,519

	Shares	Value ($)
Materials 6.7%
Chemicals 2.7%
Air Products & Chemicals, Inc.	107,400	6,225,978
Dow Chemical Co.	45,100	2,232,901

		8,458,879

Containers & Packaging 2.4%
Sonoco Products Co.	249,200	7,388,780
Metals & Mining 1.6%
Alcoa, Inc.	162,800	5,115,176
Telecommunication Services 0.9%
Diversified Telecommunication Services
SBC Communications, Inc.	114,000	2,937,780
Utilities 0.8%
Electric Utilities
Progress Energy, Inc.	53,300	2,411,292

Total Common Stocks (Cost $259,732,207)		310,041,955

	Shares	Value ($)
Securities Lending Collateral 2.9%
Daily Assets Fund Institutional, 2.25%(d)(e) (Cost $9,143,450)	9,143,450	9,143,450
Cash Equivalents 1.1%
Scudder Cash Management QP Trust, 2.24%(b) (Cost $3,407,148)	3,407,148	3,407,148

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $272,282,805)(a)	102.6	322,592,553
Other Assets and Liabilities, Net	(2.6)	(8,269,795)

Net Assets	100.0	314,322,758

Notes to Scudder Large Cap Value Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $274,462,734. At December 31, 2004, net realized appreciation for all securities based on tax cost was $48,129,819. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $53,855,821 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,726,002.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $8,940,036, which is 2.8% of net assets.

(d)	Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents collateral held in connection with securities lending.

ADR:	American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $259,732,207) — including $8,940,036 of securities loaned	$310,041,955
Investment in Daily Assets Fund Institutional (cost $9,143,450)*	9,143,450
Investment in Scudder Cash Management QP Trust (cost $3,407,148)	3,407,148
Total investments in securities, at value (cost $272,282,805)	322,592,553
Cash	121,117
Receivable for investments sold	1,165,433
Dividends receivable	724,356
Interest receivable	14,821
Receivable for Portfolio shares sold	66,955
Other assets	8,824

Total assets	324,694,059

Liabilities
Payable for investments purchased	741,948
Payable upon return of securities loaned	9,143,450
Payable for Portfolio shares redeemed	197,898
Accrued management fee	207,442
Other accrued expenses and payables	80,563

Total liabilities	10,371,301

Net assets, at value	$314,322,758

Net Assets
Net assets consist of:
Undistributed net investment income	$5,206,284
Net unrealized appreciation (depreciation) on investments	50,309,748
Accumulated net realized gain (loss)	(26,565,978)
Paid-in capital	285,372,704

Net assets, at value	$314,322,758

Class A
Net Asset Value, offering and redemption price per share ($273,951,365 ÷ 17,350,180 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$15.79
Class B
Net Asset Value, offering and redemption price per share ($40,371,393 ÷ 2,560,016 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$15.77

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $27,291)	$7,627,184
Interest — Scudder Cash Management QP Trust	170,328
Securities lending income, including income from Daily Assets Fund Institutional	10,990

Total Income	7,808,502

Expenses:
Management fee	2,219,930
Custodian fees	20,665
Distribution service fees (Class B)	81,071
Record keeping fees (Class B)	40,979
Auditing	53,447
Legal	18,839
Reports to shareholders	45,575
Other	7,225

Total expenses, before expense reductions	2,487,731

Expense reductions	(3,034)

Total expenses, after expense reductions	2,484,697

Net investment income (loss)	5,323,805

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	13,617,082
Net unrealized appreciation (depreciation) during the period on investments	9,876,005

Net gain (loss) on investment transactions	23,493,087

Net increase (decrease) in net assets resulting from operations	$28,816,892

The accompanying notes are an integral part of the financial statements.

*	Represents collateral on securities loaned.

Statement of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,323,805	$4,449,706
Net realized gain (loss) on investment transactions	13,617,082	(2,062,532)
Net unrealized appreciation (depreciation) on investment transactions during the period	9,876,005	64,744,276
Net increase (decrease) in net assets resulting from operations	28,816,892	67,131,450
Distributions to shareholders from:
Net investment income
Class A	(4,099,698)	(4,338,949)
Class B	(305,336)	(34,467)
Portfolio share transactions:
Class A
Proceeds from shares sold	26,091,725	21,484,093
Reinvestment of distributions	4,099,698	4,338,949
Cost of shares redeemed	(40,278,155)	(38,394,030)
Net increase (decrease) in net assets from Class A share transactions	(10,086,732)	(12,570,988)
Class B
Proceeds from shares sold	22,917,145	15,038,872
Reinvestment of distributions	305,336	34,467
Cost of shares redeemed	(3,736,209)	(130,010)
Net increase (decrease) in net assets from Class B share transactions	19,486,272	14,943,329
Increase (decrease) in net assets	33,811,398	65,130,375
Net assets at beginning of period	280,511,360	215,380,985

Net assets at end of period (including undistributed net investment income of $5,206,284 and $4,287,513, respectively)	$314,322,758	$280,511,360

Other Information
Class A
Shares outstanding at beginning of period	18,033,776	19,122,645
Shares sold	1,766,310	1,748,402
Shares issued to shareholders in reinvestment of distributions	282,738	417,608
Shares redeemed	(2,732,644)	(3,254,879)
Net increase (decrease) in Portfolio shares	(683,596)	(1,088,869)

Shares outstanding at end of period	17,350,180	18,033,776

Class B
Shares outstanding at beginning of period	1,221,656	44,927
Shares sold	1,563,652	1,182,972
Shares issued to shareholders in reinvestment of distributions	21,029	3,314
Shares redeemed	(246,321)	(9,557)
Net increase (decrease) in Portfolio shares	1,338,360	1,176,729

Shares outstanding at end of period	2,560,016	1,221,656

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$14.57	$11.24	$13.40	$13.40	$14.70
Income (loss) from investment operations:
Net investment income (loss)[b]	.27	.24	.23	.23	.30
Net realized and unrealized gain (loss) on investment transactions	1.18	3.33	(2.20)	.01	1.40

Total from investment operations	1.45	3.57	(1.97)	.24	1.70

Less distributions from:
Net investment income	(.23)	(.24)	(.19)	(.24)	(.40)
Net realized gains on investment transactions	—	—	—	—	(2.60)

Total distributions	(.23)	(.24)	(.19)	(.24)	(3.00)

Net asset value, end of period	$15.79	$14.57	$11.24	$13.40	$13.40

Total Return (%)	10.07	32.60	(14.98)	1.87	16.13
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	274	263	215	257	219
Ratio of expenses (%)	.80	.80	.79	.79	.80
Ratio of net investment income (loss) (%)	1.84	1.94	1.84	1.75	2.55
Portfolio turnover rate (%)	40	58	84	72	56

[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$14.55	$11.23	$12.77
Income (loss) from investment operations:
Net investment income (loss)[b]	.22	.18	.15
Net realized and unrealized gain (loss) on investment transactions	1.17	3.35	(1.69)

Total from investment operations	1.39	3.53	(1.54)

Less distributions from:
Net investment income	(.17)	(.21)	—

Net asset value, end of period	$15.77	$14.55	$11.23

Total Return (%)	9.65	32.19	(12.06	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	18	.5
Ratio of expenses (%)	1.18	1.19	1.04	*
Ratio of net investment income (loss) (%)	1.46	1.55	2.74	*
Portfolio turnover rate (%)	40	58	84	**

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Information About Your Portfolio’s Expenses

Scudder Mercury Large Cap Core Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the period (November 15, 2004) ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the period ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 11/15/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,039.00	$1,039.00
Expenses Paid per $1,000*	$1.28	$1.54

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 11/15/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,005.05	$1,004.79
Expenses Paid per $1,000*	$1.26	$1.51

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days since the commencement of the class (November 15, 2004), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Mercury Large Cap Core Portfolio	1.12%	1.11%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Mercury Large Cap Core Portfolio

The portfolio gained 3.90% (Class A shares, unadjusted for contract charges) from its date of inception, November 15, 2004, through December 31, 2004, while its benchmark, the Russell 1000 Index, returned 3.01% for the same period.

Security selection in the consumer discretionary sector detracted from the relative return. President Bush’s re-election in November sparked a rally in nearly all sectors. The more notable run-ups were among health-care providers and insurers, fueled by the perception that the Bush administration — compared to a possible Kerry presidency — would foster a more favorable regulatory environment. As a result, the portfolio’s overweight in health care benefited performance. The fund’s overweight in consumer discretionary and absence of positions in telecommunication services also proved beneficial.

Only three of the portfolio’s 10 largest holdings contributed positively to its relative performance during the period: Prudential Financial, Inc., Motorola, Inc. and General Electric Co. Our position in Pfizer, Inc. had a slightly negative effect on the comparative performance, while the relative returns of Costco Wholesale Corp., Microsoft Corp., ConocoPhillips, Exxon Mobil Corp., ChevronTexaco Corp. and Johnson & Johnson were virtually flat.

The portfolio currently emphasizes a pro-cyclical approach to the economy because we believe that, for now, economic and earnings growth will be reasonably strong. Accordingly, the portfolio’s largest overweights versus the benchmarks are IT, consumer discretionary, materials and energy, while the largest underweights are telecommunication services, consumer staples and financial services.

Bob Doll, CFA, CPA

Lead Portfolio Manager

Tasos Bouloutas Brenda Sklar

Dan Hansen Gregory Brunk

Portfolio Managers

Fund Asset Management L.P., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Returns during part or all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The portfolio is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized United States companies whose common stocks are traded in the US. This larger capitalization, market-oriented index is highly correlated with the S&P 500 Index. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Mercury Large Cap Core Portfolio

Asset Allocation	12/31/04
Common Stocks	99%
Cash Equivalents	1%

100%

Sector Diversification (Excludes Cash Equivalents)	12/31/04
Information Technology	24%
Consumer Discretionary	18%
Health Care	12%
Financials	12%
Energy	11%
Industrials	8%
Materials	8%
Consumer Staples	4%
Utilities	3%

100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 36. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Mercury Large Cap Core Portfolio

	Shares	Value ($)
Common Stocks 96.1%
Consumer Discretionary 17.6%
Hotels Restaurants & Leisure 1.0%
McDonald’s Corp.	490	15,709
Household Durables 3.6%
Black & Decker Corp.	130	11,483
Harman International Industries, Inc.	120	15,240
NVR, Inc.*	20	15,388
The Stanley Works	285	13,962

		56,073

Leisure Equipment & Products 0.9%
Eastman Kodak Co.	435	14,029
Media 0.5%
Getty Images, Inc.*	115	7,918
Multiline Retail 2.9%
Dillard’s, Inc. “A”	475	12,763
J.C. Penny Co., Inc.	405	16,767
Nordstrom, Inc.	350	16,356

		45,886

Specialty Retail 8.7%
Abercrombie & Fitch Co. “A”	335	15,728
American Eagle Outfitters, Inc.	350	16,485
Circuit City Stores, Inc.	880	13,763
Claire’s Stores, Inc.	245	5,206
Limited Brands	655	15,078
Michaels Stores, Inc.	370	11,089
PETsMART, Inc.	390	13,857
Staples, Inc.	510	17,192
The Gap, Inc.	625	13,200
Urban Outfitters, Inc.*	320	14,208

		135,806

Consumer Staples 3.4%
Food & Staples Retailing 1.3%
Costco Wholesale Corp.	365	17,670
Wal-Mart Stores, Inc.	35	2,377

		20,047

Food Products 1.9%
Archer-Daniels-Midland Co.	740	16,509
Tyson Foods, Inc. “A”	740	13,616

		30,125

Household Products 0.2%
Procter & Gamble Co.	55	3,029
Energy 11.1%
Oil & Gas
Amerada Hess Corp.	170	14,005
Anadarko Petroleum Corp.	115	7,453
Ashland, Inc.	170	9,925
Burlington Resources, Inc.	400	17,400
ChevronTexaco Corp.	560	29,406
ConocoPhillips	260	22,576
Devon Energy Corp.	85	3,308
ExxonMobil Corp.	525	26,911
Occidental Petroleum Corp.	165	9,629

	Shares	Value ($)
Sunoco, Inc.	185	15,116
Valero Energy Corp.	370	16,798

		172,527

Financials 11.1%
Banks 0.6%
Bank of America Corp.	190	8,928
Capital Markets 0.5%
E*TRADE Financial Corp.*	530	7,924
Diversified Financial Services 1.7%
Citigroup, Inc.	335	16,140
Countrywide Financial Corp.	180	6,662
JPMorgan Chase & Co.	85	3,316

		26,118

Insurance 8.3%
Allstate Corp.	305	15,775
American International Group, Inc.	65	4,268
Chubb Corp.	215	16,533
Hartford Financial Services Group, Inc.	70	4,852
Lincoln National Corp.	325	15,171
Loews Corp.	215	15,114
MetLife, Inc.	105	4,254
Prudential Financial, Inc.	365	20,060
Safeco Corp.	305	15,933
UnumProvident Corp.	740	13,276
W.R. Berkley Corp.	105	4,953

		130,189

Health Care 11.7%
Health Care Equipment & Supplies 0.8%
Bausch & Lomb, Inc.	35	2,256
Becton, Dickinson & Co.	185	10,508

		12,764

Health Care Providers & Services 5.1%
Aetna, Inc.	135	16,841
CIGNA Corp.	200	16,314
Humana, Inc.*	540	16,033
Laboratory Corp. of America Holdings*	300	14,946
PacifiCare Health Systems, Inc.*	275	15,543

		79,677

Pharmaceuticals 5.8%
Celgene Corp.*	475	12,602
Johnson & Johnson	605	38,369
Pfizer, Inc.	1,445	38,856

		89,827

Industrials 7.6%
Aerospace & Defense 1.2%
Boeing Co.	140	7,248
General Dynamics Corp.	80	8,368
Goodrich Corp.	100	3,264

		18,880

Air Freight & Logistics 0.8%
FedEx Corp.	45	4,432
Ryder System, Inc.	170	8,121

		12,553

	Shares	Value ($)
Commercial Services & Supplies 0.0%
ITT Educational Services, Inc.*	15	718
Electrical Equipment 1.1%
Rockwell Automation, Inc.	340	16,847
Industrial Conglomerates 2.1%
General Electric Co.	920	33,580
Machinery 1.2%
Cummins, Inc.	190	15,920
Graco, Inc.	70	2,614

		18,534

Road & Rail 1.2%
CNF, Inc.	35	1,754
Norfolk Southern Corp.	455	16,466

		18,220

Information Technology 23.1%
Communications Equipment 3.8%
Cisco Systems, Inc.*	120	2,316
Harris Corp.	100	6,179
Lucent Technologies, Inc.*	4,005	15,059
Motorola, Inc.	1,175	20,210
Tellabs, Inc.*	1,795	15,419

		59,183

Computers & Peripherals 4.5%
Apple Computer, Inc.*	280	18,032
Dell, Inc.*	325	13,695
Hewlett-Packard Co.	840	17,615
International Business Machines Corp.	55	5,422
NCR Corp.*	220	15,231

		69,995

Electronic Equipment & Instruments 0.4%
Tech Data Corp.*	135	6,129
IT Consulting & Services 3.4%
Affiliated Computer Services, Inc. “A”*	255	15,348
CheckFree Corp.*	375	14,280
Computer Sciences Corp.*	100	5,637
Electronic Data Systems Corp.	295	6,815
Sabre Holdings Corp.	455	10,083

		52,163

Office Electronics 1.1%
Xerox Corp.*	1,040	17,690
Semiconductors & Semiconductor Equipment 1.7%
Cree, Inc.*	355	14,228
Intel Corp.	215	5,029
Microchip Technology, Inc.	275	7,332

		26,589

	Shares	Value ($)
Software 8.2%
Adobe Systems, Inc.	255	15,999
Autodesk, Inc.	420	15,939
BMC Software, Inc.*	550	10,230
McAfee, Inc.*	475	13,742
Microsoft Corp.	640	17,094
Oracle Corp.*	1,580	21,677
Symantec Corp.*	690	17,774
TIBCO Software, Inc.*	1,185	15,808

		128,263

Materials 7.4%
Chemicals 2.0%
Eastman Chemical Co.	280	16,164
Lyondell Chemical Co.	540	15,617

		31,781

Containers & Packaging 0.7%
Ball Corp.	270	11,875
Metals & Mining 3.1%
Nucor Corp.	315	16,487
Phelps Dodge Corp.	155	15,332
United States Steel Corp.	300	16,144

		47,963

Paper & Forest Products 1.6%
Georgia-Pacific Corp.	420	15,742
MeadWestvaco Corp.	255	8,642

		24,384

Utilities 3.1%
Electric Utilities 2.3%
Edison International	455	14,574
Northeast Utilities	255	4,807
TXU Corp.	240	15,494

		34,875

Multi-Utilities 0.7%
Dynegy, Inc. “A”*	2,405	11,112
Multi-Utilities & Unregulated Power 0.1%
Reliant Energy, Inc.*	135	1,843

Total Common Stocks (Cost $1,455,979)		1,499,753

Cash Equivalents 0.6%
Scudder Cash Management QP Trust, 2.24%(b) (Cost $8,787)	8,787	8,787

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,464,766)(a)	96.7	1,508,540
Other Assets and Liabilities	3.3	51,678

Net Assets	100.0	1,560,218

Notes to Scudder Mercury Large Cap Core Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $1,465,343. At December 31, 2004, net realized appreciation for all securities based on tax cost was $43,197. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $58,142 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,945.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $1,455,979)	$1,499,753
Investment in Scudder Cash Management QP Trust (cost $8,787)	8,787
Total investments in securities, at value (cost $1,464,766)	1,508,540
Cash	10,000
Receivable for investments sold	18,490
Dividends receivable	1,899
Interest receivable	145
Receivable for Portfolio shares sold	57,632
Due from Advisor	26,619
Total assets	1,623,325
Liabilities
Payable for investments purchased	35,321
Payable for Portfolio shares redeemed	158
Other accrued expenses and payables	27,628
Total liabilities	63,107

Net assets, at value	$1,560,218

Net Assets
Net assets consist of:
Undistributed net investment income	$2,481
Net unrealized appreciation (depreciation) on investments	43,774
Accumulated net realized gain (loss)	6,729
Paid-in capital	1,507,234

Net assets, at value	$1,560,218

Class A
Net Asset Value, offering and redemption price per share ($519,469 ÷ 50,000 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.39
Class B
Net Asset Value, offering and redemption price per share ($1,040,749 ÷ 100,195 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.39

Statement of Operations for the period ended December 31, 2004

Investment Income
Income:
Dividends	$2,722
Interest — Scudder Cash Management QP Trust	255
Total Income	2,977
Expenses:
Management fee	1,398
Custodian and accounting fees	5,952
Distribution service fees (Class B)	229
Record keeping fees (Class B)	137
Auditing	24,011
Trustees’ fees and expenses	138
Legal	322
Reports to shareholders	1,012
Offering cost	1,242
Other	360
Total expenses, before expense reductions	34,801
Expense reductions	(33,063)
Total expenses, after expense reductions	1,738

Net investment income (loss)	1,239

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	6,729
Net unrealized appreciation (depreciation) during the period on investments	43,774

Net gain (loss) on investment transactions	50,503

Net increase (decrease) in net assets resulting from operations	$51,742

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Period Ended December 31, 2004[a]
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,239
Net realized gain (loss) on investment transactions	6,729
Net unrealized appreciation (depreciation) on investment transactions during the period	43,774
Net increase (decrease) in net assets resulting from operations	51,742
Portfolio share transactions:
Class A
Proceeds from shares sold	499,964
Net increase (decrease) in net assets from Class A share transactions	499,964
Class B
Proceeds from shares sold	1,008,929
Cost of shares redeemed	(417)
Net increase (decrease) in net assets from Class B share transactions	1,008,512
Increase (decrease) in net assets	1,508,476
Net assets at beginning of period	—

Net assets at end of period (including undistributed net investment income of 2,481)	$1,560,218

Other Information
Class A
Shares outstanding at beginning of period	—
Shares sold	50,000
Net increase (decrease) in Portfolio shares	50,000

Shares outstanding at end of period	50,000

Class B
Shares outstanding at beginning of period	—
Shares sold	100,236
Shares redeemed	(41)
Net increase (decrease) in Portfolio shares	100,195

Shares outstanding at end of period	100,195

[a]	For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.01
Net realized and unrealized gain (loss) on investment transactions	.38
Total from investment operations	.39

Net asset value, end of period	$10.39

Total Return (%)[c]	3.90	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses before expense reductions (%)	22.15	*
Ratio of expenses after expense reductions (%)	1.12	*
Ratio of net investment income (loss) (%)	.79	*
Portfolio turnover rate (%)	104	*

[a]	For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

[b]	Based on average shares outstanding during the period.

[c]	Total returns would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Class B

	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.01
Net realized and unrealized gain (loss) on investment transactions	.38
Total from investment operations	.39

Net asset value, end of period	$10.39

Total Return (%)[c]	3.90	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses before expense reductions (%)	22.55	*
Ratio of expenses after expense reductions (%)	1.11	*
Ratio of net investment income (loss) (%)	.80	*
Portfolio turnover rate (%)	104	*

[a]	For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

[b]	Based on average shares outstanding during the period.

[c]	Total returns would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

Scudder Money Market Portfolio

Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Current performance may be higher or lower than the performance quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation.

Portfolio’s Class A Shares Yield
	7-day current yield	7-day compounded effective yield
December 31, 2004	1.62%	1.63%
December 31, 2003	.76%	.77%

Portfolio’s Class B Shares Yield
	7-day current yield	7-day compounded effective yield
December 31, 2004	1.24%	1.25%
December 31, 2003	.35%	.35%

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund’s shares outstanding. The 7-day compounded effective yield is the annualized yield based on the most recent 7 days of interest earnings with all income reinvested.

Information About Your Portfolio’s Expenses

Scudder Money Market Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these table is meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,005.70	$1,003.80
Expenses Paid per $1,000*	$2.85	$4.73

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,022.37	$1,020.48
Expenses Paid per $1,000*	$2.87	$4.77

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Money Market Portfolio	.56%	.94%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Money Market Portfolio

As economic recovery gained some momentum during the first quarter of 2004, the market turned its attention to the persistent lack of job creation, and the one-year LIBOR declined from 1.60% at the start of the year to 1.35% by the end of March. In early April, however, fixed income markets experienced a dramatic turnaround as the government reported that the economy had created more than 300,000 new jobs. In reaction, the Fed enacted its “measured pace” policy of gradually raising short-term interest rates at its five Federal Open Market Committee meetings from June through December 2004. In the second half of the year, the economy showed resiliency in the face of sharply rising oil prices, proving to many that the recovery had gained a firm foothold. In light of this renewed confidence — and continued job growth — at the close of the year LIBOR rose to 3.10%, its highest level since March 2002.

During the 12-month period ended December 31, 2004, the portfolio provided a total return of 0.91% (Class A shares, unadjusted for contract charges) compared with the 0.85% average return for funds in the Lipper Variable Money Market Funds category for the same period, according to Lipper Inc. Please see the following page for standardized performance as of December 31, 2004.

In the second quarter, one-year money market rates rose sharply in response to concerns that the Fed would raise short-term interest rates aggressively over the next 12 to 24 months. Our strategy was to substantially decrease the portfolio’s average maturity to reduce risk, limiting our purchases to three-month maturity issues and shorter. During this period, we also increased the fund’s allocation in floating-rate securities. Our decision to increase our allocation in this sector helped performance during the period. Going forward, we will continue our insistence on the highest credit quality within the portfolio and maintain our conservative investment strategies and standards.

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Deutsche Investment Management Americas Inc.

Performance is historical, assumes reinvestment of all dividends, and does not guarantee future results. Current performance may be higher or lower than the performance quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the fund than the total return quotation.

Risk Considerations

An investment in this portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio. Please read this portfolio’s prospectus for specific details regarding its investment and risk profile.

LIBOR, the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

The Lipper Variable Money Market Funds category includes funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days and that intend to keep a constant net asset value. It is not possible to invest directly in a Lipper category.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Money Market Portfolio

Asset Allocation	12/31/04	12/31/03
Commercial Paper	41%	29%
Floating Rate Notes	20%	37%
Certificates of Deposit and Bank Notes	12%	13%
US Government Sponsored Agencies+	11%	14%
Repurchase Agreements	8%	5%
Funding Agreement	3%	—
Promissory Notes	3%	—
Short-Term Notes	2%	1%
Asset Backed	—	1%

	100%	100%

+	Not backed by the full faith and credit of the US Government

Weighted Average Maturity*
Scudder Variable Series II — Money Market Portfolio	30 days	59 days
First Tier Money Fund Average	36 days	52 days

*	The Funds are compared to their respective iMoneyNet category: Category includes only non-government retail funds that are not holding any second tier securities. Portfolio Holdings of First Tier funds include U.S. Treasury, U.S. Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier CP, Floating Rate Notes and Asset backed Commercial Paper.

Asset allocation is subject to change.

For more complete details about the Portfolios’ holdings, see page 47. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Money Market Portfolio

	Principal Amount ($)	Value ($)
Certificates of Deposit and Bank Notes 12.2%
HBOS Treasury Services PLC, 2.06%, 1/26/2005	10,000,000	10,000,000
Nordea Bank Finland PLC, 2.36%, 2/2/2005	9,000,000	9,000,080
Societe Generale:
1.185%, 1/4/2005	5,000,000	5,000,000
2.32%, 2/2/2005	6,000,000	6,000,000
Toronto Dominion Bank, 2.505%, 5/27/2005	6,000,000	6,000,120

Total Certificates of Deposit and Bank Notes (Cost $36,000,200)		36,000,200

Commercial Paper 40.8%
British Transco Capital, Inc., 2.31%**, 2/1/2005	3,000,000	2,994,032
Cancara Asset Securitization LLC:
2.04%**, 1/20/2005	5,000,000	4,994,617
2.37%**, 1/24/2005	6,000,000	5,990,915
CC (USA), Inc.:
2.0%**, 1/7/2005	7,000,000	6,997,667
2.05%**, 1/25/2005	9,000,000	8,987,700
Charta LLC, 2.34%**, 1/24/2005	12,000,000	11,982,060
CIT Group, Inc.:
2.0%**, 1/4/2005	2,000,000	1,999,667
2.32%**, 1/31/2005	3,000,000	2,994,200
2.37%**, 4/4/2005	3,000,000	2,981,710
Dorada Finance, Inc.:
2.01%**, 1/10/2005	7,000,000	6,996,483
2.39%**, 3/8/2005	4,000,000	3,982,473
General Electric Capital Corp., 1.88%**, 2/1/2005	4,000,000	3,993,524
Giro Funding US Corp.:
2.02%**, 1/14/2005	2,000,000	1,998,541
2.37%**, 1/28/2005	3,000,000	2,994,668
Greyhawk Funding LLC, 2.04%**, 1/19/2005	8,000,000	7,991,840
K2 (USA) LLC:
1.87%**, 2/18/2005	4,000,000	3,990,027
1.9%**, 2/18/2005	6,000,000	5,984,800
2.06%**, 1/24/2005	5,000,000	4,993,419
Lake Constance Funding LLC, 2.04%**, 1/21/2005	5,000,000	4,994,333
Perry Global Funding LLC, Series A, 2.06%**, 1/24/2005	7,000,000	6,990,787
Prudential PLC, 2.02%**, 1/7/2005	9,000,000	8,996,970
Swedish National Housing Finance Corp., 2.28%**, 1/31/2005	6,000,000	5,988,600

Total Commercial Paper (Cost $119,819,033)		119,819,033

	Principal Amount ($)	Value ($)
Floating Rate Notes* 19.7%
Credit Suisse First Boston, 2.46%, 9/9/2005	7,000,000	7,001,127
Depfa Bank PLC, 1.86%, 9/15/2005	4,000,000	4,000,000
HSBC Finance Corp., 2.41%, 8/18/2005	12,000,000	12,009,977
International Business Machines Corp., 2.07%, 12/8/2005	3,000,000	2,999,355
Merrill Lynch & Co., Inc., 2.708%, 1/14/2005	18,000,000	18,002,186
Morgan Stanley:
2.33%, 2/18/2005	10,000,000	10,000,000
2.35%, 4/19/2005	4,000,000	4,000,000

Total Floating Rate Notes (Cost $58,012,645)		58,012,645

Short-Term Notes 2.4%
American General Finance Corp., 7.45%, 1/15/2005 (Cost $7,016,460)	7,000,000	7,016,460

US Government Sponsored Agencies+ 11.1%
Federal Home Loan Bank, 1.5%, 3/8/2005	5,000,000	5,000,000
Federal Home Loan Mortgage Corp.:
1.5%, 2/14/2005	5,000,000	5,000,000
2.0%*, 10/7/2005	10,000,000	10,000,000
2.165%*, 11/7/2005	5,000,000	5,000,000
Federal National Mortgage Association:
1.75%, 5/23/2005	3,500,000	3,500,000
1.835%**, 2/16/2005	4,000,000	3,990,621

Total US Government Sponsored Agencies (Cost $32,490,621)		32,490,621

Promissory Notes 3.4%
Goldman Sachs Group, Inc., 2.463%*, 5/26/2005 (Cost $10,000,000)	10,000,000	10,000,000

Funding Agreement 2.4%
New York Life Insurance Co., Series A, 2.0%*, 9/20/2005 (Cost $7,000,000)	7,000,000	7,000,000

	Principal Amount ($)	Value ($)
Repurchase Agreements 7.9%
Citigroup Global Markets, Inc., 2.3%, dated 12/31/2004, to be repurchased at $23,004,408 on 1/3/2005(b)	23,000,000	23,000,000
State Street Bank and Trust Co., 1.9%, dated 12/31/2004, to be repurchased at $293,046 on 1/3/2005(c)	293,000	293,000

Total Repurchase Agreements (Cost $23,293,000)		23,293,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $293,631,959)(a)	99.9	293,631,959
Other Assets and Liabilities, Net	0.1	354,525

Net Assets	100.0	293,986,484

Notes to Scudder Money Market Portfolio of Investments

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2004.

**	Annualized yield at time of purchase; not a coupon rate.

+	Not backed by the full faith and credit of the US Government.

(a)	Cost for federal income tax purposes was $293,631,959.

(b)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
20,945,000	Fannie Mae	6.25	2/1/2011	23,473,725
450,000	Federal Home Loan Bank	2.55	2/28/2007	446,748

				23,920,473

(c)	Collateralized by a $305,000 Federal National Mortgage Association, 4.50% maturing on 6/1/2018 with a value of $301,950.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at amortized cost (cost $270,338,959)	$270,338,959
Repurchase agreements, at amortized cost (cost $23,293,000)	23,293,000
Total investments in securities, at amortized cost (cost $293,631,959)	293,631,959
Cash	136
Receivable for Portfolio shares sold	280,498
Interest receivable	588,785
Other assets	28,655
Total assets	294,530,033
Liabilities
Payable for Portfolio shares redeemed	118,232
Dividends payable	197,762
Accrued management fee	115,328
Other accrued expenses and payables	112,227
Total liabilities	543,549

Net assets, at value	$293,986,484

Net Assets
Net assets consist of:
Accumulated distributions in excess of net investment income	(42,078)
Paid-in capital	294,028,562

Net assets, at value	$293,986,484

Class A
Net Asset Value, offering and redemption price per share ($241,274,286 ÷ 241,307,750 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$1.00
Class B
Net Asset Value, offering and redemption price per share ($52,712,198 ÷ 52,717,331 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$1.00

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Interest	$5,271,765
Expenses:
Management fee	1,840,343
Custodian fees	26,325
Distribution service fees (Class B)	157,184
Record keeping fees (Class B)	82,393
Auditing	34,485
Legal	22,588
Trustees’ fee and expenses	6,352
Reports to shareholders	54,350
Other	13,136
Total expenses, before expense reductions	2,237,156
Expense reductions	(4,380)
Total expenses, after expense reductions	2,232,776

Net investment income	3,038,989

Net realized gain (loss) from investments	3,830

Net increase (decrease) in net assets resulting from operations	$3,042,819

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:	$3,038,989	$3,494,967
Net investment income
Net realized gain (loss) on investment transactions	3,830	41
Net increase (decrease) in net assets resulting from operations	3,042,819	3,495,008
Distributions to shareholders from:
Net investment income
Class A	(2,746,531)	(3,404,574)
Class B	(313,926)	(96,426)
Portfolio share transactions:
Class A
Proceeds from shares sold	220,350,001	312,219,158
Reinvestment of distributions	2,679,083	3,301,598
Cost of shares redeemed	(308,224,544)	(559,028,884)
Net increase (decrease) in net assets from Class A share transactions	(85,195,460)	(243,508,128)
Class B
Proceeds from shares sold	69,563,948	92,463,564
Reinvestment of distributions	295,489	87,495
Cost of shares redeemed	(83,569,264)	(28,805,563)
Net increase (decrease) in net assets from Class B share transactions	(13,709,827)	63,745,496
Increase (decrease) in net assets	(98,922,925)	(179,768,624)
Net assets at beginning of period	392,909,409	572,678,033

Net assets at end of period (including accumulated distributions in excess of net investment income of $42,078 and $24,440, respectively)	$293,986,484	$392,909,409

Other Information
Class A
Shares outstanding at beginning of period	326,503,210	570,017,689
Shares sold	220,350,001	312,219,158
Shares issued to shareholders in reinvestment of distributions	2,679,083	3,301,598
Shares redeemed	(308,224,544)	(559,035,235)
Net increase (decrease) in Portfolio shares	(85,195,460)	(243,514,479)

Shares outstanding at end of period	241,307,750	326,503,210

Class B
Shares outstanding at beginning of period	66,427,158	2,681,662
Shares sold	69,563,948	92,463,564
Shares issued to shareholders in reinvestment of distributions	295,489	87,495
Shares redeemed	(83,569,264)	(28,805,563)
Net increase (decrease) in Portfolio shares	(13,709,827)	63,745,496

Shares outstanding at end of period	52,717,331	66,427,158

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income	.009	.007	.013	.037	.059

Total from investment operations	.009	.007	.013	.037	.059

Less distributions from:
Net investment income	(.009)	(.007)	(.013)	(.037)	(.059)
Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return (%)	.91	.72	1.35	3.75	6.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	241	326	570	671	279
Ratio of expenses (%)	.53	.54	.54	.55	.58
Ratio of net investment income (%)	.88	.73	1.35	3.39	5.94

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income	.005	.004	.007

Total from investment operations	.005	.004	.007

Less distributions from:
Net investment income	(.005)	(.004)	(.007)
Net asset value, end of period	$1.000	$1.000	$1.000

Total Return (%)	.52	.42	.67	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	66	3
Ratio of expenses before expense reductions (%)	.91	.93	.79	*
Ratio of expenses after expense reductions (%)	.91	.92	.64	*
Ratio of net investment income (%)	.50	.35	1.11	*

[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

Scudder Small Cap Growth Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Finally, derivatives may be more volatile and less liquid than traditional securities and the Portfolio could suffer losses on its derivatives positions. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Small Cap Growth Portfolio from 12/31/1994 to 12/31/2004

☐	Scudder Small Cap Growth Portfolio — Class A

☐	Russell 2000 Growth Index

The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

Scudder Small Cap Growth Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,102	$9,821	$6,243	$22,226
	Average annual total return	11.02%	-.60%	-8.99%	8.31%
Russell 2000 Growth Index	Growth of $10,000	$11,431	$11,841	$8,338	$19,888
	Average annual total return	14.31%	5.79%	-3.57%	7.12%

Scudder Small Cap Growth Portfolio				1-Year	Life of Class*
Class B	Growth of $10,000			$11,054	$13,291
	Average annual total return			10.54%	12.04%
Russell 2000 Growth Index	Growth of $10,000			$11,431	$14,326
	Average annual total return			14.31%	15.47%

The growth of $10,000 is cumulative.

*	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

Scudder Small Cap Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,046.60	$1,044.40
Expenses Paid per $1,000*	$3.73	$5.66

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,021.56	$1,019.67
Expenses Paid per $1,000*	$3.69	$5.59

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Small Cap Growth Portfolio	.72%	1.10%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Small Cap Growth Portfolio

During 2004, the small-cap equity market outperformed the large-cap segment for the second consecutive year. However, the small, low-quality and high-beta companies that dominated market returns in 2003 continued their reversal as the larger-cap, higher-quality, and dividend-paying securities increasingly drew the attention of investors. In this environment, the portfolio produced an 11.02% total return (Class A shares, unadjusted for contract charges) over the 12-month period ended December 31, 2004, though it underperformed the 14.31% return of the Russell 2000 Growth Index. During the period, the market was able to weather a mixed-bag of labor reports, the insurgency in Iraq, a midyear spike in oil prices and the hotly contested presidential election.

Stock selection contributed to performance over the 12-month period. Holdings within information technology and financials were the largest contributors. Stock selection within the consumer discretionary sector detracted from performance during the period. In terms of sector allocation, the portfolio’s overweight in information technology was the biggest driver of positive performance over the period, while an overweight in consumer discretionary was a significant detractor. However, our current view is that industry profit growth in technology is likely to slow, and we have decreased our overall weighting in technology based on this belief.

With underlying economic and market factors supportive of the equity markets, investors should continue to focus on those more profitable small-cap companies that report superior earnings. This should bode well for this segment of the stock market, despite rising interest rates, high energy costs and the weakening dollar. Based on this belief, we have increased or maintained our weighting across most sectors, with the exception of technology.

Samuel A. Dedio

Robert S. Janis

Co-Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Finally, derivatives may be more volatile and less liquid than traditional securities and the portfolio could suffer losses on its derivatives positions. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to- book ratio and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Small Cap Growth Portfolio

Asset Allocation (Excludes Security Lending Collateral)	12/31/04	12/31/03
Common Stocks	97%	97%
Cash Equivalents	3%	3%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Security Lending Collateral)	12/31/04	12/31/03
Information Technology	29%	37%
Health Care	24%	18%
Consumer Discretionary	22%	16%
Industrials	8%	9%
Financials	8%	9%
Consumer Staples	5%	5%
Energy	3%	4%
Materials	1%	2%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 7. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Small Cap Growth Portfolio

	Shares	Value ($)
Common Stocks 98.0%
Consumer Discretionary 21.2%
Hotels Restaurants & Leisure 8.9%
Buffalo Wild Wings, Inc.*	80,900	2,816,129
LIFE TIME FITNESS, Inc.*	121,400	3,141,832
P.F. Chang’s China Bistro, Inc.*	89,500	5,043,325
RARE Hospitality International, Inc.*	168,500	5,368,410
Shuffle Master, Inc.*(d)	103,400	4,870,140

		21,239,836

Internet & Catalog Retail 1.2%
Sharper Image Corp.*	143,700	2,708,745
Media 2.2%
Journal Register Co.*	143,800	2,779,654
Lions Gate Entertainment Corp.*(d)	225,400	2,393,748

		5,173,402

Specialty Retail 6.6%
Aeropostale, Inc.*	178,900	5,265,027
Hot Topic, Inc.*(d)	267,700	4,601,763
Kenneth Cole Productions, Inc. “A”(d)	128,500	3,965,510
New York & Co., Inc.*	117,900	1,947,708

		15,780,008

Textiles, Apparel & Luxury Goods 2.3%
Gildan Activewear, Inc. “A”	90,900	3,089,691
The Warnaco Group, Inc.*	114,300	2,468,880

		5,558,571

Consumer Staples 4.7%
Food & Staples Retailing 2.4%
United Natural Foods, Inc.*	185,200	5,759,720
Household Products 2.3%
Jarden Corp.*	123,300	5,356,152
Energy 2.8%
Oil & Gas
Bill Barrett Corp.*	76,300	2,440,837
Southwestern Energy Co.*	85,100	4,313,719

		6,754,556

Financials 7.8%
Capital Markets 3.7%
Jefferies Group, Inc.	88,300	3,556,724
Piper Jaffray Companies, Inc.*	111,400	5,341,630

		8,898,354

Diversified Financial Services 2.7%
Affiliated Managers Group, Inc.*(d)	95,050	6,438,687
Insurance 1.4%
KMG America Corp.*	289,400	3,183,400
Health Care 23.7%
Health Care Equipment & Supplies 6.5%
Advanced Medical Optics, Inc.*(d)	115,600	4,755,784
American Medical Systems Holdings, Inc.*	62,700	2,621,487
ArthroCare Corp.*(d)	113,800	3,648,428

	Shares	Value ($)
Wright Medical Group, Inc.*	152,300	4,340,550

		15,366,249

Health Care Providers & Services 14.0%
American Healthways, Inc.*(d)	123,100	4,067,224
AMERIGROUP Corp.*	93,300	7,059,078
Beverly Enterprises, Inc.*	577,000	5,279,550
Centene Corp.*	305,800	8,669,430
United Surgical Partners International, Inc.*	120,400	5,020,680
WellCare Health Plans, Inc.*	104,100	3,383,250

		33,479,212

Pharmaceuticals 3.2%
Able Laboratories, Inc.*	108,500	2,468,375
Connetics Corp.*	212,500	5,161,625

		7,630,000

Industrials 8.5%
Commercial Services & Supplies 1.3%
CoStar Group, Inc.*	64,250	2,967,065
Machinery 2.8%
Joy Global, Inc.	90,000	3,908,700
Watts Water Technologies, Inc. “A”	83,200	2,682,368

		6,591,068

Road & Rail 2.0%
Heartland Express, Inc.	213,950	4,807,457
Transportation Infrastructure 2.4%
Overnite Corp.	156,000	5,809,440

Information Technology 28.3%
Communications Equipment 5.8%
Avocent Corp.*	117,500	4,761,100
CommScope, Inc.*(d)	186,600	3,526,740
Foundry Networks, Inc.*	417,200	5,490,352

		13,778,192

Internet Software & Services 4.8%
Audible, Inc.*	124,800	3,251,040
Openwave Systems, Inc.*(d)	256,800	3,970,128
Websense, Inc.*	85,400	4,331,488

		11,552,656

IT Consulting & Services 1.4%
CSG Systems International, Inc.*	175,600	3,283,720
Semiconductors & Semiconductor Equipment 8.4%
AMIS Holdings, Inc.*	141,000	2,329,320
Emulex Corp.*	271,200	4,567,008
FormFactor, Inc.*	138,100	3,748,034
Power Integrations, Inc.*	252,500	4,994,450
Tessera Technologies, Inc.*	116,800	4,346,128

		19,984,940

Software 7.9%
Hyperion Solutions Corp.*	130,300	6,074,586
Kronos, Inc.*	84,500	4,320,485
Macromedia, Inc.*	135,800	4,226,096
THQ, Inc.*	190,000	4,358,600

		18,979,767

	Shares	Value ($)
Materials 1.0%
Metals & Mining
Foundation Coal Holdings, Inc.*(d)	106,000	2,444,360

Total Common Stocks (Cost $187,273,102)		233,525,557

Preferred Stocks 0.0%
Convergent Networks, Inc. “D”*(c)	113,149	6,789
fusionOne “D”*(c)	230,203	14,963
Planetweb, Inc. “E”*(c)	137,868	0

Total Preferred Stocks (Cost $2,000,004)		21,752

	Shares	Value ($)
Securities Lending Collateral 14.6%
Daily Assets Fund Institutional, 2.25%(e)(f) (cost $34,889,150)	34,889,150	34,889,150
Cash Equivalents 2.6%
Scudder Cash Management QP Trust, 2.24%(b) (Cost $6,200,320)	6,200,320	6,200,320

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $230,362,576)(a)	115.2	274,636,779
Other Assets and Liabilities, Net	(15.2)	(36,230,915)

Net Assets	100.0	238,405,864

Notes to Scudder Small Cap Growth Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $230,362,576. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $44,274,203. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $48,400,300 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,126,097.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	The Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted security and the point at which the Fund is permitted or able to sell such a security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Schedule of Restricted Securities

Securities	Acquisition Dates	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Convergent Networks, Inc. “D”	June 2003	—	6,789.003
fusionOne”D”	October 2000	1,250,002	14,963.006
Planetweb, Inc. “E”	September 2000	750,002	—	—

Total Restricted Securities			21,752.009

(d)	All or a portion of these securities were on loan (see Notes to Financials Statements). The value of all securities loaned at December 31, 2004 amounted to $33,864,670, which is 14.2% of total net assets.

(e)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(f)	Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $189,273,106) — including $33,864,670 of securities loaned	$233,547,309
Investment in Daily Assets Fund Institutional (cost $34,889,150)*	34,889,150
Investment in Scudder Cash Management QP Trust (cost $6,200,320)	6,200,320
Total investments in securities, at value (cost $230,362,576)	274,636,779
Cash	10,000
Receivable for investments sold	109,972
Dividends receivable	4,279
Interest receivable	20,229
Receivable for Portfolio shares sold	29,855
Other assets	12,431
Total assets	274,823,545
Liabilities
Payable for investments purchased	935,660
Payable upon return of securities loaned	34,889,150
Payable for Portfolio shares redeemed	375,462
Accrued management fee	133,718
Other accrued expenses and payables	83,691
Total liabilities	36,417,681

Net assets, at value	$238,405,864

Net Assets
Net assets consist of:
Accumulated net investment loss	(1,853)
Net unrealized appreciation (depreciation) on investments	44,274,203
Accumulated net realized gain (loss)	(136,503,455)
Paid-in capital	330,636,969

Net assets, at value	$238,405,864

Class A
Net Asset Value, offering and redemption price per share ($210,319,486 ÷ 16,708,714 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.59
Class B
Net Asset Value, offering and redemption price per share ($28,086,378 ÷ 2,250,352 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.48

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends	$296,329
Securities lending income, including income from Daily Assets Fund Institutional	105,683
Interest — Scudder Cash Management QP Trust	144,237
Total Income	546,249
Expenses: Management fee	1,466,445
Custodian fees	17,450
Distribution service fees (Class B)	55,527
Record keeping fees (Class B)	28,955
Auditing	59,383
Legal	16,820
Reports to shareholders	44,453
Other	3,178
Total expenses, before expense reductions	1,692,211
Expense reductions	(2,584)
Total expenses, after expense reductions	1,689,627

Net investment income (loss)	(1,143,378)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	9,898,921
Net unrealized appreciation (depreciation) during the period on investments	14,522,914

Net gain (loss) on investment transactions	24,421,835

Net increase (decrease) in net assets resulting from operations	$23,278,457

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,143,378)	$(782,215)
Net realized gain (loss) on investment transactions	9,898,921	21,248,380
Net unrealized appreciation (depreciation) on investment transactions during the period	14,522,914	31,300,241
Net increase (decrease) in net assets resulting from operations	23,278,457	51,766,406
Portfolio share transactions:
Class A
Proceeds from shares sold	41,819,691	46,393,822
Cost of shares redeemed	(62,320,969)	(40,809,284)
Net increase (decrease) in net assets from Class A share transactions	(20,501,278)	5,584,538
Class B
Proceeds from shares sold	11,462,792	13,298,753
Cost of shares redeemed	(1,207,862)	(51,363)
Net increase (decrease) in net assets from Class B share transactions	10,254,930	13,247,390
Increase (decrease) in net assets	13,032,109	70,598,334
Net assets at beginning of period	225,373,755	154,775,421

Net assets at end of period (including accumulated net investment loss of $1,853 and $14,695, respectively)	$238,405,864	$225,373,755

Other Information
Class A
Shares outstanding at beginning of period	18,522,593	18,086,694
Shares sold	3,534,946	4,700,650
Shares redeemed	(5,348,825)	(4,264,751)
Net increase (decrease) in Portfolio shares	(1,813,879)	435,899

Shares outstanding at end of period	16,708,714	18,522,593

Class B
Shares outstanding at beginning of period	1,358,975	52,833
Shares sold	996,848	1,310,980
Shares redeemed	(105,471)	(4,838)
Net increase (decrease) in Portfolio shares	891,377	1,306,142

Shares outstanding at end of period	2,250,352	1,358,975

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$11.34	$8.53	$12.80	$21.64	$26.54
Income (loss) from investment operations:
Net investment income (loss)[b]	(.05)	(.04)	(.02)	(.02)	(.09)
Net realized and unrealized gain (loss) on investment transactions	1.30	2.85	(4.25)	(6.27)	(2.01)

Total from investment operations	1.25	2.81	(4.27)	(6.29)	(2.10)

Less distributions from:
Net realized gains on investment transactions	—	—	—	(2.52)	(2.80)
Return of capital	—	—	—	(.03)	—

Total distributions	—	—	—	(2.55)	(2.80)

Net asset value, end of period	$12.59	$11.34	$8.53	$12.80	$21.64

Total Return (%)	11.02	32.94	(33.36)	(28.91)	(10.71)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	210	210	154	232	301
Ratio of expenses (%)	.71	.69	.71	.68	.72
Ratio of net investment income (loss) (%)	(.47)	(.41)	(.24)	(.12)	(.34)
Portfolio turnover rate (%)	117	123	68	143	124

[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$11.29	$8.52	$9.39
Income (loss) from investment operations:
Net investment income (loss)[b]	(.10)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.29	2.86	(.85)

Total from investment operations	1.19	2.77	(.87)

Net asset value, end of period	$12.48	$11.29	$8.52

Total Return (%)	10.54	32.51	(9.27	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	15	.5
Ratio of expenses before expense reduction (%)	1.10	1.08	.96	*
Ratio of expenses after expense reduction (%)	1.09	1.08	.96	*
Ratio of net investment income (loss) (%)	(.85)	(.80)	(.39	)*
Portfolio turnover rate (%)	117	123	68

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

Scudder Strategic Income Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Strategic Income Portfolio from 5/1/1997 to 12/31/2004

☐        Scudder Strategic Income Portfolio — Class A

☐        Citigroup World Government Bond Index

☐        JP Morgan Emerging Markets Bond Plus Index

☐        Merrill Lynch High Yield Master Index

☐        Lehman Brothers US Treasury Index

The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries (including the US) with maturities greater than one year. JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar-and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets. The Merrill Lynch High Yield Master Index is an unmanaged index which tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market. Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

Scudder Strategic Income Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,860	$13,036	$14,070	$15,125
	Average annual total return	8.60%	9.24%	7.07%	5.54%
Citigroup World Government Bond Index	Growth of $10,000	$11,035	$15,152	$15,241	$17,746
	Average annual total return	10.35%	14.86%	8.79%	7.77%
JP Morgan Emerging Markets Bond Plus Index	Growth of $10,000	$11,177	$16,449	$18,876	$22,183
	Average annual total return	11.77%	18.05%	13.55%	10.94%
Merrill Lynch High Yield Master Index	Growth of $10,000	$11,076	$13,931	$14,234	$16,546
	Average annual total return	10.76%	11.68%	7.32%	6.79%
Lehman Brothers US Treasury Index	Growth of $10,000	$10,354	$11,834	$14,340	$16,753
	Average annual total return	3.54%	5.77%	7.48%	6.96%

The growth of $10,000 is cumulative.

Effective 5/1/2000 the Portfolio changed its investment objective.

*	The Portfolio commenced operations on May 1, 1997. Index returns begin April 30, 1997.

Comparative Results

Scudder Strategic Income Portfolio		1-Year	Life of Class*
Class B	Growth of $10,000	$10,827	$11,149
	Average annual total return	8.27%	6.73%
Citigroup World Government Bond Index	Growth of $10,000	$11,035	$12,153
	Average annual total return	10.35%	12.41%
JP Morgan Emerging Markets Bond Plus Index	Growth of $10,000	$11,177	$12,597
	Average annual total return	11.77%	14.80%
Merrill Lynch High Yield Master Index	Growth of $10,000	$11,076	$12,481
	Average annual total return	10.76%	14.22%
Lehman Brothers US Treasury Index	Growth of $10,000	$10,354	$10,434
	Average annual total return	3.54%	2.70%

The growth of $10,000 is cumulative.

*	The Portfolio commenced offering Class B shares on May 1, 2003. Index returns begin April 30, 2003.

Information About Your Portfolio’s Expenses

Scudder Strategic Income Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,101.60	$1,099.30
Expenses Paid per $1,000*	$4.47	$6.40

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,020.95	$1,019.11
Expenses Paid per $1,000*	$4.30	$6.15

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Strategic Income Portfolio	.84%	1.21%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Strategic Income Portfolio

The past 12 months have been a positive environment for high-yield and emerging-markets bonds because there has been just enough economic recovery present to (1) keep the corporate balance sheets of high-yield issuers healthy and (2) to keep the “carry trade”* profitable for emerging-markets investors. For the 12-month period ended December 31, 2004, the portfolio posted an 8.60% total return (Class A shares, unadjusted for contract charges). This compares with the portfolio benchmarks’ returns of 11.77% for the JP Morgan Emerging Markets Bond Plus Index, 10.76% for the Merrill Lynch High Yield Master Index, 3.54% for the Lehman Brothers US Treasury Index and 10.35% for the Citigroup World Government Bond Index. Please see page 12 for standardized performance as of December 31, 2004.

For the period, we diversified and increased our exposure to the high-yield market through investments in individual high-yield bond issues. Previously, due to the smaller size of the portfolio, its high-yield bond exposure was made through a single high-yield bond which sought to track the returns of the high-yield market. During the period, we also increased our stake in emerging-markets securities, as we believed those securities were trading at attractive yields and the fundamentals of those countries were also attractive. We also reduced exposure to foreign bonds in order to fund the increases in high-yield and emerging-markets securities.

*	A “carry trade” is where investors borrow short term and invest longer term in fixed-income investments such as emerging markets bonds to capture higher Yulos.

Jan C. Faller

Lead Manager

Andrew P. Cestone Brett Diment

Sean P. McCaffrey Edwin Gutierrez

Portfolio Managers Portfolio Managers

Deutsche Investment Management Americas Inc. Deutsche Asset Management Investment Services Ltd.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.

The Merrill Lynch High Yield Master Index is an unmanaged index which tracks the performance of below-investment-grade US dollar-denominated corporate bonds publicly issued in the United States domestic market.

The Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries including the US with maturities greater than one year.

Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Strategic Income Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Corporate Bonds	40%	14%
Foreign Bonds — US$ Denominated	21%	9%
Foreign Bonds — Non US$ Denominated	19%	37%
US Government Backed	13%	22%
US Government Sponsored Agencies	4%	12%
Cash Equivalents	2%	6%
Other	1%	—

	100%	100%

Quality (Excludes Securities Lending Collateral)	12/31/04
AAA*	30%
AA	2%
A	4%
BBB	5%
BB	16%
B	31%
CCC	6%
Below CC	1%
Not rated	5%

100%

*	Includes cash equivalents

Interest Rate Sensitivity	12/31/04	12/31/03
Average maturity	7.5 years	13.7 years
Average duration	5.4 years	6.7 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

The Fund’s credit quality does not remove market risk.

For more complete details about the Portfolio’s investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Strategic Income Portfolio

	Principal Amount ($)(c)	Value ($)
Corporate Bonds 38.9%
Consumer Discretionary 9.0%
Adesa, Inc., 7.625%, 6/15/2012	45,000	47,475
AMC Entertainment, Inc., 8.0%, 3/1/2014	105,000	104,475
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	105,000	106,181
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	113,000	109,328
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	100,000	100,750
Cablevision Systems New York Group, 144A, 6.669%**, 4/1/2009(e)	65,000	68,900
Caesars Entertainment, Inc., 9.375%, 2/15/2007	30,000	33,075
Carrols Corp., 144A, 9.0%, 1/15/2013	30,000	31,050
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	250,000	183,750
9.625%, 11/15/2009(e)	155,000	136,012
10.25%, 9/15/2010(e)	325,000	344,500
Cooper Standard Automotive, Inc., 144A, 8.375%, 12/15/2014	40,000	39,900
CSC Holdings, Inc., 7.875%, 12/15/2007	100,000	107,250
Dex Media East LLC/Financial, 12.125%, 11/15/2012	371,000	452,156
DIMON, Inc., Series B, 9.625%, 10/15/2011	290,000	317,550
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012(e)	35,000	36,400
Series B, 9.0%, 5/1/2009 EUR	15,000	19,369
Series D, 9.0%, 5/1/2009(e)	55,000	54,450
EchoStar DBS Corp., 144A, 6.625%, 10/1/2014	70,000	70,875
EPL Intermediate, Inc., Step-up Coupon, 0% to 3/15/2009, 12.5% to 3/15/2010	40,000	26,200
Foot Locker, Inc., 8.5%, 1/15/2022	45,000	49,500
Friendly Ice Cream Corp., 8.375%, 6/15/2012(e)	125,000	122,656
General Motors Corp., 8.25%, 7/15/2023	90,000	93,750
Icon Health & Fitness, Inc., 11.25%, 4/1/2012	85,000	71,400
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008(e)	80,000	60,300
J Crew Intermediate LLC, Step-up Coupon, 0% to 11/15/2005, 16.0% to 5/15/2008	83,326	79,151
Jacobs Entertainment Co., 11.875%, 2/1/2009	190,000	214,700
Levi Strauss & Co.:
7.0%, 11/1/2006(e)	80,000	84,000
12.25%, 12/15/2012(e)	10,000	11,125
Mediacom LLC, 9.5%, 1/15/2013(e)	185,000	185,694
MGM MIRAGE:
8.375%, 2/1/2011(e)	165,000	186,038
9.75%, 6/1/2007	30,000	33,300

	Principal Amount ($)(c)	Value ($)
Mothers Work, Inc., 11.25%, 8/1/2010	45,000	43,650
NCL Corp., 144A, 10.625%, 7/15/2014	125,000	125,000
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	95,000	71,250
Paxson Communications Corp., 10.75%, 7/15/2008(e)	75,000	78,750
PEI Holding, Inc., 11.0%, 3/15/2010	110,000	128,150
Petro Stopping Centers, 9.0%, 2/15/2012	160,000	169,200
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013(e)	40,000	43,300
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	80,000	87,400
PRIMEDIA, Inc.:
7.665%**, 5/15/2010	140,000	148,400
8.875%, 5/15/2011(e)	95,000	100,462
Renaissance Media Group LLC, 10.0%, 4/15/2008	85,000	87,550
Rent-Way, Inc., 11.875%, 6/15/2010	55,000	61,944
Restaurant Co., 11.25%, 5/15/2008	118,709	120,193
Sbarro, Inc., 11.0%, 9/15/2009(e)	75,000	75,750
Schuler Homes, Inc., 10.5%, 7/15/2011	105,000	119,438
Simmons Bedding Co., 144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	105,000	64,050
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	220,000	233,750
8.75%, 12/15/2011	135,000	146,981
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	150,000	159,938
Toys “R” Us, Inc.:
7.375%, 10/15/2018	210,000	194,250
7.875%, 4/15/2013(e)	60,000	59,550
True Temper Sports, Inc., 8.375%, 9/15/2011	60,000	55,800
Trump Holdings & Funding, 12.625%, 3/15/2010*	75,000	81,188
TRW Automotive, Inc.:
11.0%, 2/15/2013(e)	90,000	108,450
11.75%, 2/15/2013 EUR	45,000	74,623
United Auto Group, Inc., 9.625%, 3/15/2012	90,000	99,450
Venetian Casino Resort LLC, 11.0%, 6/15/2010	105,000	119,831
VICORP Restaurants, Inc., 10.5%, 4/15/2011(e)	60,000	60,300
Virgin River Casino Corp., 144A, 9.0%, 1/15/2012	10,000	10,400
Visteon Corp.:
7.0%, 3/10/2014(e)	95,000	90,725
8.25%, 8/1/2010(e)	75,000	78,563
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	85,000	90,525
Williams Scotsman, Inc., 9.875%, 6/1/2007(e)	170,000	170,000

	Principal Amount ($)(c)	Value ($)
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011(e)	80,000	79,600
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	205,000	202,950
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	106,321	108,447
Young Broadcasting, Inc., 8.75%, 1/15/2014(e)	135,000	136,013
		7,467,081

Consumer Staples 1.1%
Church & Dwight Co., Inc., 144A, 6.0%, 12/15/2012	55,000	55,962
Duane Reade, Inc.:
144A, 7.01%**, 12/15/2010	40,000	40,600
144A, 9.75%, 8/1/2011(e)	105,000	95,550
North Atlantic Holding, Inc., Step-up Coupon, 0% to 3/1/2008, 12.25% to 3/1/2014	80,000	32,800
Pierre Foods, Inc., 144A, 9.875%, 7/15/2012	40,000	41,400
Pinnacle Foods Holding Corp.:
144A, 8.25%, 12/1/2013	45,000	42,863
144A, 8.25%, 12/1/2013(e)	75,000	71,437
Prestige Brands, Inc., 144A, 9.25%, 4/15/2012	25,000	26,563
Revlon Consumer Products Corp., 9.0%, 11/1/2006	100,000	99,000
Rite Aid Corp., 11.25%, 7/1/2008	130,000	141,050
Standard Commercial Corp., 8.0%, 4/15/2012	50,000	51,375
Swift & Co., 12.5%, 1/1/2010	85,000	96,050
Wornick Co., 10.875%, 7/15/2011	80,000	86,800

		881,450

Energy 2.1%
Avista Corp., 9.75%, 6/1/2008	140,000	162,324
Chesapeake Energy Corp.:
6.875%, 1/15/2016	105,000	109,987
9.0%, 8/15/2012	55,000	62,838
CITGO Petroleum Corp., 144A, 6.0%, 10/15/2011	40,000	39,800
Dynegy Holdings, Inc.:
6.875%, 4/1/2011(e)	20,000	19,250
7.125%, 5/15/2018(e)	105,000	93,581
7.625%, 10/15/2026	35,000	30,406
144A, 9.875%, 7/15/2010	115,000	128,513
Edison Mission Energy, 7.73%, 6/15/2009	200,000	215,000
El Paso Production Holding Corp., 7.75%, 6/1/2013	115,000	120,463
Mission Resources Corp., 9.875%, 4/1/2011	100,000	106,750
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	130,000	131,950
Southern Natural Gas, 8.875%, 3/15/2010	75,000	84,000
Stone Energy Corp.:
144A, 6.75%, 12/15/2014	55,000	54,863
8.25%, 12/15/2011	130,000	140,400
Williams Cos., Inc.:
8.125%, 3/15/2012(e)	130,000	150,150
8.75%, 3/15/2032	70,000	80,412

		1,730,687

	Principal Amount ($)(c)	Value ($)
Financials 9.1%
AAC Group Holding Corp., 144A, Step-up Coupon, 0% to 10/1/2008, 10.25% to 10/1/2012	85,000	57,163
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	155,000	161,587
Ahold Finance USA, Inc., 6.25%, 5/1/2009	65,000	67,600
Alamosa Delaware, Inc., Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	55,000	59,675
AmeriCredit Corp., 9.25%, 5/1/2009	200,000	214,500
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	40,000	24,392
BF Saul (REIT), 7.5%, 3/1/2014	145,000	149,350
Dow Jones CDX:
144A, Series 3-1, 7.75%, 12/29/2009(e)	3,150,000	3,238,593
144A, Series 3-3, 8.0%, 12/29/2009	150,000	153,844
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	165,000	177,375
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	155,000	182,832
FINOVA Group, Inc., 7.5%, 11/15/2009	894,250	438,182
LNR Property Corp., 7.625%, 7/15/2013	50,000	56,750
Poster Financial Group, Inc., 8.75%, 12/1/2011(e)	100,000	102,750
PXRE Capital Trust I, 8.85%, 2/1/2027	90,000	90,000
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	95,000	78,850
R.H. Donnelly Finance Corp. 10.875%, 12/15/2012	45,000	53,438
Radnor Holdings Corp., 11.0%, 3/15/2010	100,000	85,750
Tennessee Valley Authority, 6.79%, 5/23/2012	1,500,000	1,727,190
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	130,000	114,075
UAP Holdings Corp., 144A, Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	55,000	43,175
UGS Corp., 144A, 10.0%, 6/1/2012	75,000	85,313
Universal City Development, 11.75%, 4/1/2010	150,000	177,187
Universal City Florida Holding Co., 144A, 7.2%**, 5/1/2010	40,000	41,600
Venoco, Inc., 144A, 8.75%, 12/15/2011	40,000	41,200

		7,622,371

Health Care 1.2%
AmeriPath, Inc., 10.5%, 4/1/2013(e)	70,000	74,375
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	95,000	95,475
Curative Health Services, Inc., 10.75%, 5/1/2011	60,000	53,700
Encore Medical Corp., 144A, 9.75%, 10/1/2012	50,000	50,500

	Principal Amount ($)(c)	Value ($)
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009(e)	90,000	92,925
HEALTHSOUTH Corp., 10.75%, 10/1/2008(e)	140,000	147,700
IDI Acquisition Corp., 144A, 10.75%, 12/15/2011	30,000	30,750
InSight Health Services Corp., Series B, 9.875%, 11/1/2011(e)	65,000	65,650
Interactive Health LLC, 144A, 7.25%, 4/1/2011	70,000	60,900
National Mentor, Inc., 144A, 9.625%, 12/1/2012	15,000	15,937
Tenet Healthcare Corp., 6.375%, 12/1/2011(e)	350,000	324,625

		1,012,537

Industrials 5.1%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	90,000	98,550
Allied Security Escrow Corp., 144A, 11.375%, 7/15/2011	85,000	88,825
Allied Waste North America, Inc., Series B, 5.75%, 2/15/2011	270,000	253,800
AMI Semiconductor, Inc., 10.75%, 2/1/2013	30,000	35,250
Avondale Mills, Inc.:
144A, 9.0%**, 7/1/2012	95,000	85,500
10.25%, 7/1/2013(e)	30,000	24,300
Browning-Ferris Industries:
7.4%, 9/15/2035	70,000	61,250
9.25%, 5/1/2021	20,000	21,300
Cenveo Corp., 7.875%, 12/1/2013(e)	120,000	111,600
Clean Harbors, Inc., 144A, 11.25%, 7/15/2012	55,000	61,600
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	179,000	192,425
Collins & Aikman Products, 10.75%, 12/31/2011(e)	105,000	107,100
Congoleum Corp., 8.625%, 8/1/2008*	50,000	50,500
Continental Airlines, Inc., 8.0%, 12/15/2005(e)	90,000	87,750
Cornell Companies, Inc., 10.75%, 7/1/2012	115,000	122,906
Corrections Corp. of America, 9.875%, 5/1/2009	95,000	105,450
Dana Corp., 7.0%, 3/1/2029(e)	125,000	124,688
Delta Air Lines, Inc.:
7.9%, 12/15/2009(e)	45,000	28,125
8.3%, 12/15/2029(e)	60,000	29,100
Eagle-Picher Industries, Inc., 9.75%, 9/1/2013	20,000	20,000
Erico International Corp., 8.875%, 3/1/2012	75,000	78,750
Evergreen International Aviation, Inc., 12.0%, 5/15/2010	25,000	18,938
Goodman Global Holding Co., Inc., 144A, 7.875%, 12/15/2012	125,000	123,750
Interface, Inc., “A”, 10.375%, 2/1/2010	40,000	46,000
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	135,000	152,550
Joy Global, Inc., Series B, 8.75%, 3/15/2012	15,000	16,800

	Principal Amount ($)(c)	Value ($)
Kansas City Southern:
7.5%, 6/15/2009	190,000	199,500
9.5%, 10/1/2008	105,000	119,306
Kinetek, Inc., Series D, 10.75%, 11/15/2006	180,000	175,950
Laidlaw International, Inc., 10.75%, 6/15/2011	100,000	116,750
Millennium America, Inc.:
7.625%, 11/15/2026(e)	170,000	167,450
9.25%, 6/15/2008(e)	155,000	176,312
Remington Arms Co., Inc., 10.5%, 2/1/2011(e)	75,000	72,375
Sea Containers Ltd., 10.5%, 5/15/2012	50,000	52,625
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	95,000	95,000
Ship Finance International Ltd., 8.5%, 12/15/2013	110,000	113,300
SPX Corp.:
6.25%, 6/15/2011(e)	35,000	36,925
7.5%, 1/1/2013	135,000	146,475
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	50,000	50,375
10.375%, 7/1/2012	105,000	117,600
Texas Genco LLC, 144A, 6.875%, 12/15/2014	105,000	108,544
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	55,000	64,350
Thermadyne Holdings Corp., 9.25%, 2/1/2014(e)	70,000	68,250
United Rentals North America, Inc.:
6.5%, 2/15/2012	100,000	97,500
7.0%, 2/15/2014(e)	80,000	74,800
7.75%, 11/15/2013(e)	50,000	49,000
Westlake Chemical Corp., 8.75%, 7/15/2011	13,000	14,690

		4,263,884

Information Technology 0.6%
Activant Solutions, Inc., 10.5%, 6/15/2011	90,000	96,750
Itron, Inc., 144A, 7.75%, 5/15/2012	65,000	66,138
Lucent Technologies, Inc.:
6.45%, 3/15/2029(e)	275,000	248,875
7.25%, 7/15/2006(e)	35,000	36,575
Spheris, Inc., 144A, 11.0%, 12/15/2012	50,000	51,250

		499,588

Materials 4.9%
Aqua Chemical, Inc., 11.25%, 7/1/2008	100,000	80,000
ARCO Chemical Co., 9.8%, 2/1/2020	430,000	490,200
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	235,000	169,200
Caraustar Industries, Inc., 9.875%, 4/1/2011(e)	90,000	97,650
Constar International, Inc., 11.0%, 12/1/2012(e)	110,000	114,125
Dayton Superior Corp.:
10.75%, 9/15/2008	85,000	90,950
13.0%, 6/15/2009(e)	200,000	208,000

	Principal Amount ($)(c)	Value ($)
GEO Specialty Chemicals, Inc., 10.125%, 8/1/2008*	65,000	37,700
Georgia-Pacific Corp.:
8.0%, 1/15/2024	235,000	272,600
9.375%, 2/1/2013	115,000	133,975
Hercules, Inc.:
6.75%, 10/15/2029	75,000	77,437
11.125%, 11/15/2007	105,000	124,950
Hexcel Corp., 9.75%, 1/15/2009	85,000	88,400
Huntsman Advanced Materials, 144A, 11.0%, 7/15/2010	115,000	136,850
Huntsman International LLC:
144A, 7.375%, 1/1/2015(e)	40,000	40,100
144A, 7.5%, 1/1/2015 EUR	15,000	20,389
Huntsman LLC, 11.625%, 10/15/2010	135,000	159,637
IMC Global, Inc., 10.875%, 8/1/2013(e)	10,000	12,500
Intermet Corp., 9.75%, 6/15/2009*(e)	55,000	26,950
International Steel Group, Inc., 6.5%, 4/15/2014	190,000	203,775
MMI Products, Inc., Series B, 11.25%, 4/15/2007	85,000	86,275
Neenah Corp.:
144A, 11.0%, 9/30/2010	160,000	176,800
144A, 13.0%, 9/30/2013	74,000	75,850
Omnova Solutions, Inc., 11.25%, 6/1/2010	135,000	151,875
Owens-Brockway Glass Container, 8.25%, 5/15/2013(e)	35,000	38,500
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*(e)	175,000	110,250
Pliant Corp.:
Step-up Coupon, 0% to 12/15/2006, 11.125% to 6/15/2009	20,000	18,475
11.125%, 9/1/2009	120,000	130,800
Portola Packaging, Inc., 8.25%, 2/1/2012(e)	80,000	63,200
Rockwood Specialties Group, Inc., 144A, 7.625%, 11/15/2014 EUR	140,000	195,766
Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	55,000	56,650
TriMas Corp., 9.875%, 6/15/2012	250,000	265,000
United States Steel LLC:
9.75%, 5/15/2010	105,000	119,700
10.75%, 8/1/2008	15,000	17,663

		4,092,192

Telecommunication Services 4.0%
AirGate PCS, Inc., 144A, 5.85%**, 10/15/2011	45,000	46,238
American Cellular Corp., Series B, 10.0%, 8/1/2011	325,000	278,687
American Tower Corp., 144A, 7.125%, 10/15/2012	55,000	56,238
AT&T Corp.:
9.05%, 11/15/2011	115,000	132,394
9.75%, 11/15/2031	110,000	131,312
Cincinnati Bell, Inc., 8.375%, 1/15/2014(e)	380,000	384,750
Crown Castle International Corp., 9.375%, 8/1/2011	60,000	67,200

	Principal Amount ($)(c)	Value ($)
Dobson Cellular Systems, Inc., 144A, 6.96%**, 11/1/2011	40,000	41,400
Dobson Communications Corp., 8.875%, 10/1/2013(e)	110,000	77,275
GCI, Inc., 7.25%, 2/15/2014	80,000	80,000
Insight Midwest LP, 9.75%, 10/1/2009(e)	50,000	52,375
IWO Escrow Co., 144A, 6.32%**, 1/15/2012	10,000	10,075
LCI International, Inc., 7.25%, 6/15/2007	140,000	136,150
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011(e)	50,000	45,250
MCI, Inc., 8.735%, 5/1/2014	280,000	301,000
Nextel Communications, Inc., 5.95%, 3/15/2014	65,000	67,275
Nextel Partners, Inc., 8.125%, 7/1/2011	85,000	94,350
PanAmSat Corp., 144A, 9.0%, 8/15/2014	185,000	206,506
Qwest Corp., 7.25%, 9/15/2025(e)	440,000	427,900
Qwest Services Corp.:
144A, 13.5%, 12/15/2004	180,000	216,450
144A, 14.0%, 12/15/2004	120,000	151,800
Rural Cellular Corp., 9.875%, 2/1/2010(e)	75,000	76,312
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	35,000	29,488
Triton PCS, Inc., 8.5%, 6/1/2013	65,000	62,725
Ubiquitel Operating Co., 9.875%, 3/1/2011(e)	20,000	22,450
US Unwired, Inc., Series B, 10.0%, 6/15/2012	105,000	118,387
Western Wireless Corp., “A”, 9.25%, 7/15/2013	15,000	16,313

		3,330,300

Utilities 1.8%
AES Corp., 144A, 8.75%, 5/15/2013	35,000	39,769
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012(e)	65,000	72,637
Aquila, Inc., 14.875%, 7/1/2012	35,000	49,044
Calpine Corp.:
8.25%, 8/15/2005(e)	90,000	90,900
144A, 8.5%, 7/15/2010(e)	140,000	120,050
CMS Energy Corp., 8.5%, 4/15/2011	15,000	17,044
DPL, Inc., 6.875%, 9/1/2011	235,000	256,651
Midwest Generation LLC, 8.75%, 5/1/2034	50,000	56,750
Mission Energy Holding Co., 13.5%, 7/15/2008	15,000	18,712
NorthWestern Corp., 144A, 5.875%, 11/1/2014(e)	35,000	35,804
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	340,000	370,600
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	95,000	108,419
10.0%, 10/1/2009	110,000	130,075
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	125,000	133,438

		1,499,893

Total Corporate Bonds (Cost $31,545,234)		32,399,983

	Principal Amount ($)(c)	Value ($)
Foreign Bonds — US$ Denominated 20.8%
Consumer Discretionary 1.3%
Advertising Directory Solutions, Inc., 144A, 9.25%, 11/15/2012(e)	70,000	73,500
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	150,000	169,500
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	150,000	172,500
Shaw Communications, Inc.:
7.2%, 12/15/2011(e)	20,000	22,075
7.25%, 4/6/2011(e)	75,000	82,688
8.25%, 4/11/2010	195,000	221,812
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	150,000	114,000
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	55,000	57,062
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013(e)	140,000	135,450

		1,048,587

Consumer Staples 0.5%
Burns Philip Capital Property, Ltd., 10.75%, 2/15/2011	90,000	101,250
Fage Dairy Industry SA, 9.0%, 2/1/2007	250,000	251,250
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	30,000	31,350

		383,850

Energy 1.3%
Gazprom OAO, 144A, 9.625%, 3/1/2013	200,000	236,000
Luscar Coal Ltd., 9.75%, 10/15/2011	115,000	130,525
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	405,005	461,706
Petroliam Nasional Berhad:
7.625%, 10/15/2026	40,000	48,676
7.75%, 8/15/2015	80,000	97,546
Secunda International Ltd., 144A, 9.76%**, 1/18/2005	90,000	88,200

		1,062,653

Financials 0.7%
Central Bank of Nigeria, Series WW, 6.25%, 11/15/2020	250,000	234,375
Conproca SA de CV, 12.0%, 6/16/2010	100,000	126,000
Eircom Funding, 8.25%, 8/15/2013	95,000	104,975
Mizuho Financial Group, 8.375%, 12/29/2049	50,000	54,795
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011(e)	115,000	104,363

		624,508

Health Care 0.1%
Biovail Corp., 7.875%, 4/1/2010	70,000	72,450
Elan Financial PLC, 144A, 7.75%, 11/15/2011	20,000	21,300

		93,750

	Principal Amount ($)(c)	Value ($)
Industrials 1.0%
CP Ships Ltd., 10.375%, 7/15/2012	110,000	126,913
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	235,000	250,275
11.75%, 6/15/2009	120,000	122,250
12.5%, 6/15/2012	105,000	122,587
LeGrand SA, 8.5%, 2/15/2025	100,000	118,000
Stena AB:
144A, 7.0%, 12/1/2016	30,000	29,700
9.625%, 12/1/2012	35,000	39,550

		809,275

Information Technology 0.2%
Flextronics International Ltd., 144A, 6.25%, 11/15/2014	125,000	123,750
Magnachip Semiconductor SA:
144A, 6.875%, 12/15/2011	40,000	41,200
144A, 8.0%, 12/15/2014	40,000	41,700

		206,650

Materials 1.7%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	100,000	102,750
Avecia Group PLC, 11.0%, 7/1/2009	245,000	252,350
Cascades, Inc.:
7.25%, 2/15/2013	145,000	153,700
144A, 7.25%, 2/15/2013	10,000	10,600
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	100,000	99,500
Citigroup Global (Severstal), 8.625%, 2/24/2009	40,000	40,164
Corp. Durango SA:
13.125%, 8/1/2006*(e)	25,000	16,875
144A, 13.75%, 7/15/2009*	40,000	26,800
Crown Euro Holdings SA, 10.875%, 3/1/2013	75,000	88,687
ISPAT Inland ULC, 9.75%, 4/1/2014	97,000	119,795
Rhodia SA, 8.875%, 6/1/2011(e)	100,000	100,750
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	55,000	60,088
Tembec Industries, Inc., 8.5%, 2/1/2011(e)	375,000	376,875

		1,448,934

Sovereign Bonds 11.7%
Aries Vermogensverwaltung GmbH, Series C, 144A, 9.6%, 10/25/2014	250,000	306,750
Dominican Republic:
9.04%, 1/23/2013	170,000	142,375
144A, 9.04%, 1/23/2013	45,000	37,238
9.5%, 9/27/2006	60,000	56,400

	Principal Amount ($)(c)	Value ($)
Federative Republic of Brazil:
Floating Rate Note Debt Conversion Bond, LIBOR plus .8125%, Series 30YR, 3.063%**, 4/15/2005	140,000	128,800
Series 18YR, 3.125%**, 4/15/2005	185,296	176,494
8.875%, 10/14/2019	130,000	137,020
9.25%, 10/22/2010	70,000	78,260
11.0%, 8/17/2040	500,000	593,250
14.5%, 10/15/2009	220,000	293,348
Government of Ukraine, 7.65%, 6/11/2013	430,000	459,240
Republic of Argentina:
9.75%, 9/19/2027*	590,000	195,408
Series BGL4, 11.0%, 10/9/2006*	50,000	17,375
11.375%, 3/15/2010*	905,000	307,700
Series BGL5, 11.375%, 1/30/2017*	15,000	5,100
11.75%, 4/7/2009*	120,000	40,800
11.75%, 6/15/2015*	120,000	40,500
12.375%, 2/21/2012*	200,000	67,500
Republic of Bulgaria:
Floating Rate Note Debt Conversion Bond, LIBOR plus .8125%, Series RIAB, 2.75%**, 1/28/2005	68,250	68,209
8.25%, 1/15/2015	540,000	678,996
Republic of Colombia:
10.75%, 1/15/2013	110,000	131,450
11.755%, 2/25/2020	110,000	141,350
Republic of Ecuador, Step-up Coupon 8.0% to 8/15/2005, 9.0% to 8/15/2006, 10.0% to 8/15/2030	480,000	414,000
Republic of Philippines:
9.375%, 1/18/2017	460,000	477,825
9.875%, 1/15/2019	70,000	71,750
Republic of Turkey:
7.25%, 3/15/2015(e)	60,000	61,650
8.0%, 2/14/2034	60,000	62,250
9.0%, 6/30/2011	40,000	45,700
9.5%, 1/15/2014	95,000	112,100
11.0%, 1/14/2013	210,000	267,225
11.875%, 1/15/2030	420,000	604,800
12.375%, 6/15/2009	280,000	351,400
Republic of Uruguay, 7.875%, 1/15/2033 (PIK)	399	354
Republic of Venezuela:
3.09%**, 4/20/2011	160,000	145,600
8.5%, 10/8/2014	130,000	137,800
9.375%, 1/13/2034	320,000	338,560
10.75%, 9/19/2013	270,000	323,325
Russian Federation, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	795,000	822,348
Russian Ministry of Finance:
Series V, 3.0%, 5/14/2008	100,000	92,960
Series VII, 3.0%, 5/14/2011	40,000	33,732
United Mexican States:
6.625%, 3/3/2015	250,000	268,500
Series A, 7.5%, 4/8/2033	210,000	226,800
Series A, 8.0%, 9/24/2022	50,000	57,675

	Principal Amount ($)(c)	Value ($)
8.125%, 12/30/2019	170,000	199,495
8.3%, 8/15/2031	240,000	281,280
Series A, 9.875%, 2/1/2010	220,000	270,380

		9,771,072

Telecommunication Services 2.1%
Alestra SA de RL de CV, 8.0%, 6/30/2010	20,000	16,950
Axtel SA, 11.0%, 12/15/2013	125,000	134,687
Embratel, Series B, 11.0%, 12/15/2008	85,000	96,900
Global Crossing UK Finance, 144A, 10.75%, 12/15/2014	100,000	98,750
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	20,000	15,400
Inmarsat Finance PLC, 7.625%, 6/30/2012	100,000	104,000
Innova S. de R.L., 9.375%, 9/19/2013(e)	65,000	73,938
INTELSAT, 6.5%, 11/1/2013	120,000	109,200
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	200,000	209,250
Mobifon Holdings BV, 12.5%, 7/31/2010	135,000	160,144
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	70,000	71,400
Nortel Networks Corp., 6.875%, 9/1/2023	225,000	211,500
Nortel Networks Ltd., 6.125%, 2/15/2006	350,000	356,125
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	75,000	74,250

		1,732,494

Utilities 0.2%
Calpine Canada Energy Finance, 8.5%, 5/1/2008(e)	230,000	188,600

Total Foreign Bonds — US$ Denominated (Cost $16,198,231)		17,370,373

Foreign Bonds — Non US$ Denominated 18.9%
Consumer Discretionary 0.1%
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 EUR	50,000	68,302
Financials 3.7%
KFW Bankengruppe, 5.0%, 7/4/2011 EUR	2,080,000	3,108,550
Industrials 0.2%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	100,000	145,440
Materials 0.2%
Huntsman International LLC, 10.125%, 7/1/2009 EUR	85,000	121,602
Rhodia SA, 9.25%, 6/1/2011 EUR	70,000	96,812

		218,414

Sovereign Bonds 14.7%
Aries Vermogensverwaltung GmbH, Series B, 7.75%, 10/25/2009 EUR	250,000	385,075
Federal Republic of Germany, 6.25%, 1/4/2024 EUR	1,310,000	2,276,270
Federative Republic of Brazil, 11.0%, 2/4/2010 EUR	110,000	180,856

	Principal Amount ($)(c)	Value ($)
Kingdom of Morocco, 1.918%, 1/5/2009 EUR	252,000	247,275
Mexican Bonds:
Series M-20, 8.0%, 12/7/2023 MXN	5,150,000	360,828
Series MI-10, 8.0%, 12/19/2013 MXN	1,336,000	106,753
Province of Ontario 1.875%,1/25/2010 JPY	140,000,000	1,450,427
Republic of Argentina:
7.5%, 5/23/2049* EUR	201,939	80,973
8.0%, 2/26/2008* EUR	160,000	64,157
Series EMTN, 10.0%, 1/7/2049* EUR	80,000	32,350
11.757%, 11/13/2026* EUR	46,016	18,452
Republic of Colombia, 11.75%, 3/1/2010 COP	330,000,000	143,790
Republic of Greece, 4.65%, 4/19/2007 EUR	2,105,000	2,989,941
Republic of Romania, 8.5%, 5/8/2012 EUR	180,000	312,511
Republic of Turkey:
20.0%, 10/17/2007 TRL	176,000,000,000	144,350
20.01%, 10/17/2007 TRL	178,735,000,000	146,593
United Kingdom Treasury Bond, 4.75%, 9/7/2015 GBP	1,700,000	3,315,206

		12,255,807

Total Foreign Bonds — Non US$ Denominated (Cost $13,367,878)		15,796,513

US Government Backed 12.6%
US Treasury Bond:
5.375%, 2/15/2031(e)(g)	540,000	583,917
6.0%, 2/15/2026(g)	275,000	315,015
7.5%, 11/15/2016	570,000	728,420
8.5%, 2/15/2020(g)	760,000	1,072,609
10.375%, 11/15/2012(e)(g)	3,350,000	3,994,091
12.75%, 11/15/2010	500,000	542,129
US Treasury Note, 5.75%, 8/15/2010(g)	3,000,000	3,302,931

Total US Government Backed (Cost $10,363,769)		10,539,112

US Government Sponsored Agencies 3.6%
Federal Home Loan Mortgage Corp.:
2.875%, 9/15/2005	500,000	500,164
5.125%, 7/15/2012	2,350,000	2,470,611

Total US Government Sponsored Agencies (Cost $2,876,350)		2,970,775

Convertible Bond 0.2%
DIMON, Inc., 6.25%, 3/31/2007	135,000	126,562
HIH Capital Ltd., 144A, Series DOM, 7.5%, 9/25/2006	55,000	54,450

Total Convertible Bond (Cost $182,157)		181,012

	Shares	Value ($)
Preferred Stocks 0.2%
Paxson Communications Corp., 14.25% (PIK)	17	124,950
TNP Enterprises, Inc., 14.5%, “D”, (PIK)	560	64,960

Total Preferred Stocks (Cost $220,199)		189,910

	Principal Amount ($)(c)	Value ($)
Loan Participation 0.1%
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125%, 2.813%**, 3/4/2010 (Cost $111,247)	115,500	114,345

	Shares	Value ($)
Warrants 0.0%
Dayton Superior Corp., 144A*	10	0
TravelCenters of America, Inc.*	20	100

Total Warrants (Cost $100)		100

Other Investments 0.3%
Hercules Trust II, (Bond Unit) (Cost $249,250)	310,000	260,400
Securities Lending Collateral 22.9%
Daily Assets Fund Institutional, 2.25%(d)(f) (Cost $19,149,101)	19,149,101	19,149,101
Cash Equivalents 2.3%
Scudder Cash Management QP Trust, 2.24%(b) (Cost $1,936,248)	1,936,248	1,936,248

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $96,199,764)(a)	120.8	100,907,872
Other Assets and Liabilities, Net	(20.8)	(17,400,185)

Net Assets	100.0	83,507,687

Notes to Scudder Strategic Income Portfolio of Investments

*	Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount		Acquisition Cost	Value
Congoleum Corp.	8.625	8/1/2008	50,000	USD	$33,868	$50,500
Corp. Durango SA:
	13.125	8/1/2006	25,000	USD	12,719	16,875
	13.75	7/15/2009	40,000	USD	21,106	26,800
GEO Specialty Chemicals, Inc.	10.125	8/1/2008	65,000	USD	19,825	37,700
Grupo Iusacell SA de CV	10	12/29/2049	20,000	USD	13,175	15,400
Intermet Corp.	9.75	6/15/2009	55,000	USD	22,550	26,950
Oxford Automotive, Inc.	12	10/15/2010	175,000	USD	113,324	110,250
Republic of Argentina:
	7.5	5/23/2049	201,939	EUR	60,356	80,973
	8	2/26/2008	160,000	EUR	51,060	64,157
	9.75	9/19/2027	590,000	USD	156,710	195,408
	10	1/7/2049	80,000	EUR	24,761	32,350
	11	10/9/2006	50,000	USD	11,000	17,375
	11.375	3/15/2010	905,000	USD	269,445	307,700
	11.375	1/30/2017	15,000	USD	4,669	5,100
	11.75	4/7/2009	120,000	USD	38,513	40,800
	11.75	6/15/2005	120,000	USD	38,871	40,500
	11.757	6/15/2005	46,016	EUR	11,189	18,452
	12.375	2/21/2012	200,000	USD	63,750	67,500
Trump Holdings & Funding	12.625	3/15/2010	75,000	USD	77,992	81,188

					$1,044,883	$1,235,978

**	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2004.

(a)	The cost for federal income tax purposes was $96,374,723. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $4,533,149. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,908,984 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $375,835.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Principal amount stated in US dollars unless otherwise noted.

(d)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of securities loaned at December 31, 2004 amounted to $18,781,631, which is 22.5% of total net assets.

(f)	Represents collateral held in connection with securities lending.

(g)	At December 31, 2004, these securities have been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.

LIBOR:	Represents the London InterBank Offered Rate

PIK:	Denotes that all or a portion of income is paid in kind.

REIT:	Real Estate Investment Trust

At December 31, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/(Depreciation) ($)
10 year Canada Government Bond	3/21/2005	43	3,977,251	4,025,272	48,021
10 Year Germany Federal Rip Bond	3/8/2005	21	3,356,560	3,385,062	28,502
10 year Japanese Government Bond	3/10/2005	5	6,717,225	6,751,244	34,019
10 year US Treasury Note	3/21/2005	22	2,433,479	2,462,625	29,146

Total net unrealized appreciation					139,688

At December 31, 2004, open futures contracts sold short were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/(Depreciation) ($)
UK Treasury Bond	3/29/2005	14	(2,980,247)	(2,998,579)	(18,332)
2 year US Treasury Note	3/31/2005	34	(7,119,144)	(7,126,188)	(7,044)
5 year US Treasury Note	3/31/2005	118	(12,868,415)	(12,924,688)	(56,273)

Total net unrealized depreciation					(81,649)

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

Currency Abbreviations

COP	Colombian Peso	EUR	Euro
GBP	British Pounds	JPY	Japanese Yen
MXN	Mexican Peso	TRL	Turkish Lira

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $75,114,415) — including $18,781,631 of securities loaned	$79,822,523
Investment in Daily Assets Fund Institutional (cost $19,149,101)*	19,149,101
Investment in Scudder Cash Management QP Trust (cost $1,936,248)	1,936,248
Total investments in securities, at value (cost $96,199,764)	100,907,872
Cash	160,875
Foreign currency, at value (cost $554,845)	557,867
Receivable for investments sold	196,125
Interest receivable	1,625,195
Receivable for Portfolio shares sold	124,340
Receivable for daily variation margin on open futures contracts	13,960
Unrealized appreciation on forward foreign currency exchange contracts	258,057
Other assets	3,087
Total assets	103,847,378
Liabilities
Payable for investments purchased	218,024
Payable upon return of securities loaned	19,149,101
Payable for Portfolio shares redeemed	4,722
Unrealized depreciation on forward foreign currency exchange contracts	837,337
Net payable on closed forward foreign currency exchange contracts	16,888
Accrued management fee	39,845
Other accrued expenses and payables	73,774
Total liabilities	20,339,691

Net assets, at value	$83,507,687

Net Assets
Net assets consist of:
Undistributed net investment income	7,007,553
Net unrealized appreciation (depreciation) on:
Investments	4,708,108
Foreign currency related transactions	(601,642)
Futures	58,039
Accumulated net realized gain (loss)	(199,809)
Paid-in capital	72,535,438

Net assets, at value	$83,507,687

Class A Shares
Net asset value, offering and redemption price per share ($62,098,917 ÷ 5,069,464 shares outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.25
Class B Shares
Net asset value, offering and redemption price per share ($21,408,770 ÷ 1,758,421 shares outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.17

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $2,689)	$34,413
Interest	4,278,030
Interest — Scudder Cash Management QP Trust	35,277
Securities lending income, including income from Daily Assets Fund Institutional	20,278

Total Income	4,367,998

Expenses:
Management fee	487,494
Custodian fees	56,035
Distribution service fees (Class B)	39,636
Record keeping fees (Class B)	18,869
Auditing	54,998
Legal	15,015
Trustees’ fees and expenses	385
Reports to shareholders	13,136
Other	4,204

Total expenses, before expense reductions	689,772

Expense reductions	(2,017)

Total expenses, after expense reductions	687,755

Net investment income	3,680,243

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	2,947,088
Futures	(15,609)
Written options	266,667
Foreign currency related transactions	(915,344)

2,282,802

Net unrealized appreciation (depreciation) during the period on:
Investments	62,129
Futures	52,237
Written options	(13,130)
Foreign currency related transactions	288,862

390,098

Net gain (loss) on investment transactions	2,672,900

Net increase (decrease) in net assets resulting from operations	$6,353,143

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income	$3,680,243	$2,379,002
Net realized gain (loss) on investment transactions	2,282,802	1,464,156
Net unrealized appreciation (depreciation) on investment transactions during the period	390,098	869,023
Net increase (decrease) in net assets resulting from operations	6,353,143	4,712,181
Distributions to shareholders from:
Net investment income
Class A	—	(853,600)
Net realized gains
Class A	(2,822,807)	(28,838)
Class B	(547,427)	—
Portfolio share transactions:
Class A
Proceeds from shares sold	13,206,141	39,373,917
Reinvestment of distributions	2,822,807	882,438
Cost of shares redeemed	(17,995,166)	(41,393,653)
Net increase (decrease) in net assets from Class A share transactions	(1,966,218)	(1,137,298)
Class B
Proceeds from shares sold	13,821,690	8,762,505
Reinvestment of distributions	547,427	—
Cost of shares redeemed	(2,371,956)	(662,224)
Net increase (decrease) in net assets from Class B share transactions	11,997,161	8,100,281
Increase (decrease) in net assets	13,013,852	10,792,726
Net assets at beginning of period	70,493,835	59,701,109

Net assets at end of period (including undistributed net investment income of $7,007,553 and $964,888, respectively)	$83,507,687	$70,493,835

Other Information
Class A
Shares outstanding at beginning of period	5,264,429	5,379,967
Shares sold	1,130,086	3,451,262
Shares issued to shareholders in reinvestment of distributions	247,832	78,789
Shares redeemed	(1,572,883)	(3,645,589)
Net increase (decrease) in Portfolio shares	(194,965)	(115,538)

Shares outstanding at end of period	5,069,464	5,264,429

Class B
Shares outstanding at beginning of period	701,718	—
Shares sold	1,213,237	759,236
Shares issued to shareholders in reinvestment of distributions	48,231	—
Shares redeemed	(204,765)	(57,518)
Net increase (decrease) in Portfolio shares	1,056,703	701,718

Shares outstanding at end of period	1,758,421	701,718

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$11.82	$11.10	$10.27	$9.86	$9.86
Income (loss) from investment operations:
Net investment income[c]	.58	.41	.45	.48	.51
Net realized and unrealized gain (loss) on investment transactions	.39	.47	.68	.03	(.26)

Total from investment operations	.97	.88	1.13	.51	.25

Less distributions from:
Net investment income	—	(.15)	(.30)	(.10)	(.25)
Net realized gains on investment transactions	(.54)	(.01)	—	—	—

Total distributions	(.54)	(.16)	(.30)	(.10)	(.25)

Net asset value, end of period	$12.25	$11.82	$11.10	$10.27	$9.86

Total Return (%)	8.60	7.85	11.30	5.23	2.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	62	60	21	9
Ratio of expenses before expense reductions (%)	.84	.83	.73	.66	1.14
Ratio of expenses after expense reductions (%)	.84	.83	.73	.65	1.10
Ratio of net investment income (%)	4.99	3.60	4.26	4.76	5.26
Portfolio turnover rate (%)	210	160	65	27	154

[a]	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets from 5.16% to 4.76%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[c]	Based on average shares outstanding during the period.

Class B

	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$11.78	$11.44
Income (loss) from investment operations:
Net investment income[b]	.53	.17
Net realized and unrealized gain (loss) on investment transactions	.40	.17

Total from investment operations	.93	.34

Less distributions from:
Net realized gains on investment transactions	(.54)	—
Net asset value, end of period	$12.17	$11.78

Total Return (%)	8.27	2.97	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	8
Ratio of expenses (%)	1.22	1.26	*
Ratio of net investment income (%)	4.61	1.80	*
Portfolio turnover rate (%)	210	160

[a]	For the period from May 1, 2003 (commencement of operations of Class B shares) to December 31, 2003.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

Scudder Technology Growth Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Investments by the Portfolio in small companies present greater risk of loss than investments in larger, more established companies. Concentration of the Portfolio’s investment in technology stocks may present a greater risk than investments in a more diversified Portfolio. Investments by the Portfolio in emerging technology companies present greater risk than investments in more-established technology companies. This Portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Technology Growth Portfolio from 5/1/1999 to 12/31/2004

☐ Scudder Technology Growth Portfolio — Class A

☐ Goldman Sachs Technology Index

☐ Russell 1000 Growth Index

The Goldman Sachs Technology Index is a modified capitalization-weighted index composed of companies involved in the technology industry. The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results

Scudder Technology Growth Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,192	$9,635	$5,109	$9,079
	Average annual total return	1.92%	-1.23%	-12.57%	-1.69%
Goldman Sachs Technology Index	Growth of $10,000	$10,291	$9,477	$4,207	$6,948
	Average annual total return	2.91%	-1.77%	-15.90%	-6.22%
Russell 1000 Growth Index	Growth of $10,000	$10,630	$9,946	$6,140	$7,678
	Average annual total return	6.30%	-.18%	-9.29%	-4.56%

Scudder Technology Growth Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$10,148	$14,130
	Average annual total return			1.48%	14.81%
Goldman Sachs Technology Index	Growth of $10,000			$10,291	$14,144
	Average annual total return			2.91%	14.81%
Russell 1000 Growth Index	Growth of $10,000			$10,630	$12,555
	Average annual total return			6.30%	9.53%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 1999. Index returns begin April 30, 1999. Total returns would have been lower for the Life of Portfolio period for Class A shares if the Portfolio’s expenses were not maintained.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

Scudder Technology Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares of the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,018.10	$1,015.90
Expenses Paid per $1,000*	$4.27	$6.18

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,020.97	$1,019.08
Expenses Paid per $1,000*	$4.28	$6.19

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Technology Growth Portfolio	.84%	1.22%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Technology Growth Portfolio

Technology was the worst-performing sector in the US stock market during 2004. The portfolio returned 1.92% for the year ended December 31, 2004 (Class A shares, unadjusted for contract charges) compared with a return of 2.91% for the Goldman Sachs Technology Index and 6.30% for the Russell 1000 Growth Index. Performance was helped by our stock selection within software and communications equipment, but weak selection in semiconductors and our decision not to hold Apple Computer — one of the best-performing stocks in the tech sector — detracted.

The portfolio is overweight in communications equipment, a fast-growing area where we favor Qualcomm, Inc. (3.4% of total net assets as of December 31, 2004) and Research in Motion Ltd. (2.2% of total net assets). We are maintaining the portfolio’s overweight position in software, but we have reduced the portfolio’s risk profile by taking profits in some of its higher-beta* positions and boosting its weighting in Microsoft Corp. (8.1%). We are less enthusiastic on the prospects for hardware and equipment stocks, many of which have become commodity-oriented companies subject to pricing pressure and intense competition. The portfolio is also underweight in semiconductors — after being overweight in the group for much of the year — as well as Internet stocks, where we believe valuations are generally unattractive. Here, the portfolio owns only Yahoo!, Inc. (1.7%) and eBay, Inc. (2.3%). Within services, where the portfolio is underweight, it holds what we believe are higher-quality stocks such as Paychex, Inc. (2.2%) and Affiliated Computer Services, Inc. (1.5%). The portfolio also held an above-average weighting in cash at year-end to help ensure that we have the resources available to take advantage of any weakness in the broader market.

Overall, we are positive in the outlook for the tech sector, and the portfolio’s positioning reflects this. While earnings are indeed likely to slow in 2005, the environment should be generally favorable. We estimate that tech spending will rise in the neighborhood of 8% while earnings climb 10% to 15%. We believe the profit growth within the technology sector is likely to be higher than that for the market as a whole in 2005. This would mark a continuation of the trend that has been in place for the last 50 years, during which the tech sector has grown at twice the rate of the economy overall. Despite this favorable backdrop, market expectations are modest with respect to next year. This means there is less room for disappointment and more room for upside surprises. In this basis, we have positioned the portfolio in a more aggressive fashion in order to take advantage of a potential upward move in the group over the next six to 12 months.

*	Beta is a historical measure of a fund’s sensitivity to benchmark movements. A fund with a beta great than one is more volatile than its benchmark index. A fund with a beta less than one is less volatile than its benchmark index.

Ian Link Anne Meisner

Lead Manager Portfolio Manager

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investments by the portfolio in small companies present greater risk of loss than investments in larger, more established companies. Concentration of the portfolio’s investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the portfolio in emerging technology companies present greater risk than investments in more established technology companies. This portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Technology Growth Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	91%	100%
Cash Equivalents	9%	—

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Information Technology	96%	94%
Consumer Discretionary	3%	5%
Health Care	1%	—
Telecommunication Services	—	1%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 36. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Technology Growth Portfolio

	Shares	Value ($)
Common Stocks 91.5%
Consumer Discretionary 2.3%
Internet & Catalog Retail
eBay, Inc.*	49,300	5,732,604
Health Care 0.9%
Health Care Equipment & Supplies
Waters Corp.*	48,100	2,250,599
Information Technology 88.3%
Communications Equipment 17.0%
Avocent Corp.*	97,000	3,930,440
Cisco Systems, Inc.*	441,600	8,522,880
Comverse Technologies, Inc.*	54,800	1,339,860
Corning, Inc.*	398,100	4,685,637
LG Electronics, Inc.*	39,400	2,439,664
Motorola, Inc.	497,084	8,549,845
QUALCOMM, Inc.	198,816	8,429,798
Scientific-Atlanta, Inc.	125,000	4,126,250

		42,024,374

Computers & Peripherals 18.0%
ATI Technologies, Inc.*(d)	185,700	3,600,723
Dell, Inc.*	85,175	3,589,275
EMC Corp.*	882,300	13,119,801
Hewlett-Packard Co.	123,652	2,592,982
International Business Machines Corp.	53,700	5,293,746
Lexmark International, Inc. “A”*	51,125	4,345,625
QLogic Corp.*	87,700	3,221,221
Quanta Computer, Inc.	1,771,053	3,185,548
Research In Motion Ltd.*	65,200	5,373,784

		44,322,705

Electronic Equipment & Instruments 3.8%
Agilent Technologies, Inc.*	103,022	2,482,830
Flextronics International Ltd.*	293,800	4,060,316
Tektronix, Inc.	90,800	2,743,068

		9,286,214

Internet Software & Services 3.2%
Check Point Software Technologies Ltd.*	154,400	3,802,872
Yahoo!, Inc.*	110,900	4,178,712

		7,981,584

IT Consulting & Services 6.5%
Accenture Ltd. “A”*	163,900	4,425,300
Affiliated Computer Services, Inc. “A”*	59,500	3,581,305
Convergys Corp.*	164,800	2,470,352
Paychex, Inc.	160,008	5,453,073

		15,930,030

	Shares	Value ($)
Semiconductors & Semiconductor Equipment 18.1%
Agere Systems, Inc. “B”*	351,100	473,985
Altera Corp.*	120,200	2,488,140
ASML Holding NV*(d)	92,737	1,475,446
Broadcom Corp. “A”*	146,658	4,734,120
Cypress Semiconductor Corp.*(d)	342,400	4,016,352
Intel Corp.	384,389	8,990,859
Linear Technology Corp.	66,940	2,594,594
Maxim Integrated Products, Inc.	81,937	3,473,309
Microchip Technology, Inc.(d)	126,100	3,361,826
National Semiconductor Corp.	338,700	6,079,665
Samsung Electronics Co., Ltd.	5,770	2,510,998
Xilinx, Inc.	153,000	4,536,450

		44,735,744

Software 21.7%
Amdocs Ltd.*	80,600	2,115,750
BEA Systems, Inc.*(d)	499,858	4,428,742
Electronic Arts, Inc.*	24,200	1,492,656
Intuit, Inc.*	75,813	3,336,530
Mercury Interactive Corp.*	41,600	1,894,880
Microsoft Corp.	744,446	19,884,152
Oracle Corp.*	795,500	10,914,260
TIBCO Software, Inc.*	215,600	2,876,104
VERITAS Software Corp.*	224,856	6,419,640

		53,362,714

Total Common Stocks (Cost $187,696,941)		225,626,568

Securities Lending Collateral 2.3%
Daily Assets Fund Institutional, 2.25%(c)(e) (Cost $5,561,905)	5,561,905	5,561,905
Cash Equivalents 9.0%
Scudder Cash Management QP Trust, 2.24%(b) (Cost $22,140,384)	22,140,384	22,140,384

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $215,399,230)(a)	102.8	253,328,857
Other Assets and Liabilities	(2.8)	(6,895,317)

Net Assets	100.0	246,433,540

Notes to Scudder Technology Growth Portfolio

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $239,836,561. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $13,492,296. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $30,153,678 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,661,382.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated Fund, is managed by Deutsche Asset Management, Inc. The rate shown is the seven-day yield at period end.

(d)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $5,445,750 which is 2.2% of total net assets.

(e)	Represents collateral held in connection with securities lending.

At December 31, 2004, open written options were as follows:

Written Options	Contracts	Expiration Date	Strike Price	Value ($)
Call Options
eBay, Inc.	80	1/22/2005	115.00	36,000
Mercury Interactive Corp.	416	1/22/2005	47.50	33,280
TIBCO Software, Inc.	433	2/19/2005	12.50	67,115
VERITAS Software Corp.	903	1/22/2005	30.00	54,180
Put Options
Electronic Arts, Inc.	242	1/22/2005	57.50	15,730

Total outstanding written options (Premiums received $332,731)				206,305

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $187,696,941) — including $5,445,750 of securities loaned	$225,626,568
Investment in Daily Assets Fund Institutional (cost $5,561,905)*	5,561,905
Investment in Scudder Cash Management QP Trust (cost $22,140,384)	22,140,384
Total investments in securities, at value (cost $215,399,230)	253,328,857
Cash	27,131
Foreign currency, at value (cost $104,015)	111,288
Receivable for investments sold	352,259
Dividends receivable	120,147
Interest receivable	35,459
Receivable for Portfolio shares sold	517,044
Foreign taxes recoverable	274
Other assets	7,272

Total assets	254,499,731

Liabilities
Payable for investments purchased	1,851,702
Payable for Portfolio shares redeemed	190,668
Payable upon return of securities loaned	5,561,905
Written options, at value (premiums received $332,731)	206,305
Accrued management fee	154,431
Other accrued expenses and payables	101,180
Total liabilities	8,066,191

Net assets, at value	$246,433,540

Net Assets
Net assets consist of:
Undistributed net investment income	$950,616
Net unrealized appreciation (depreciation) on:
Investments	37,929,627
Written options	126,426
Foreign currency related transactions	7,714
Accumulated net realized gain (loss)	(284,804,711)
Paid-in capital	492,223,868

Net assets, at value	$246,433,540

Class A

Net Asset Value, offering and redemption price per share ($230,078,244 ÷ 25,536,462 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.01
Class B

Net Asset Value, offering and redemption price per share ($16,355,296 ÷ 1,832,122 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.93

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $42,228)	$2,956,147
Interest — Scudder Cash Management QP Trust	113,602
Securities lending income, including income from Daily Assets Fund Institutional	12,349

Total Income	3,082,098

Expenses:
Management fee	1,826,919
Custodian and accounting fees	97,218
Distribution service fees (Class B)	34,701
Record keeping fees (Class B)	18,084
Auditing	37,107
Legal	14,160
Trustees’ fees and expenses	6,806
Reports to shareholders	26,613
Other	20,030
Total expenses, before expense reductions	2,081,638
Expense reductions	(2,610)
Total expenses, after expense reductions	2,079,028

Net investment income (loss)	1,003,070

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	12,475,351
Written options	2,227,923
Foreign currency related transactions	(12,526)
14,690,748
Net unrealized appreciation (depreciation) during the period on:
Investments	(13,058,442)
Written options	126,426
Foreign currency related transactions	7,714
(12,924,302)

Net gain (loss) on investment transactions	1,766,446

Net increase (decrease) in net assets resulting from operations	$2,769,516

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,003,070	$(1,109,123)
Net realized gain (loss)	14,690,748	(64,854,046)
Net unrealized appreciation (depreciation) on investment transactions during the period	(12,924,302)	148,935,889
Net increase (decrease) in net assets resulting from operations	2,769,516	82,972,720
Portfolio share transactions:
Class A
Proceeds from shares sold	32,575,554	51,551,950
Cost of shares redeemed	(61,621,741)	(94,728,478)
Net increase (decrease) in net assets from Class A share transactions	(29,046,187)	(43,176,528)
Class B Proceeds from shares sold	7,002,084	9,021,390
Cost of shares redeemed	(1,720,967)	(349,231)
Net increase (decrease) in net assets from Class B share transactions	5,281,117	8,672,159
Increase (decrease) in net assets	(20,995,554)	48,468,351
Net assets at beginning of period	267,429,094	218,960,743

Net assets at end of period (including undistributed net investment income and accumulated net investment loss of $950,616 and $2,800, respectively)	$246,433,540	$267,429,094

Other Information
Class A
Shares outstanding at beginning of period	29,035,542	36,318,161
Shares sold	3,753,123	7,017,960
Shares redeemed	(7,252,203)	(14,300,579)
Net increase (decrease) in Portfolio shares	(3,499,080)	(7,282,619)

Shares outstanding at end of period	25,536,462	29,035,542

Class B
Shares outstanding at beginning of period	1,217,540	51,379
Shares sold	821,254	1,206,790
Shares redeemed	(206,672)	(40,629)
Net increase (decrease) in Portfolio shares	614,582	1,166,161

Shares outstanding at end of period	1,832,122	1,217,540

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$8.84	$6.02	$9.36	$13.87	$17.77
Income (loss) from investment operations:
Net investment income (loss)[b]	.04	(.04)	(.03)	.01	.04
Net realized and unrealized gain (loss) on investment transactions	.13	2.86	(3.30)	(4.50)	(3.84)

Total from investment operations	.17	2.82	(3.33)	(4.49)	(3.80)

Less distributions from:
Net investment income	—	—	(.01)	(.02)	—
Net realized gains on investment transactions	—	—	—	—	(.10)

Total distributions	—	—	(.01)	(.02)	(.10)

Net asset value, end of period	$9.01	$8.84	$6.02	$9.36	$13.87

Total Return (%)	1.92	46.84	(35.52)	(32.39)	(21.57)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	230	257	219	351	270
Ratio of expenses (%)	.83	.86	.80	.81	.82
Ratio of net investment income (loss) (%)	.43	(.50)	(.37)	.12	.21
Portfolio turnover rate (%)	112	66	64	56	107

[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$8.80	$6.01	$6.32
Income (loss) from investment operations:
Net investment income (loss)[b]	.01	(.07)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.12	2.86	(.29)

Total from investment operations	.13	2.79	(.31)

Net asset value, end of period	$8.93	$8.80	$6.01

Total Return (%)	1.48	46.42	(4.75	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	11	.3
Ratio of expenses before expense reductions (%)	1.22	1.25	1.06	*
Ratio of expenses after expense reductions (%)	1.21	1.25	1.06	*
Ratio of net investment income (loss) (%)	.05	(.89)	(.79	)*
Portfolio turnover rate (%)	112	66	64

[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Information About Your Portfolio’s Expenses

Scudder Templeton Foreign Value Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the period (November 15, 2004) ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the period ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 11/15/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,056.00	$1,056.00
Expenses Paid per $1,000*	$1.47	$1.73

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 11/15/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,004.87	$1,004.62
Expenses Paid per $1,000*	$1.43	$1.69

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days since the commencement of the class (November 15, 2004), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Templeton Foreign Value Portfolio	1.14%	1.34%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Templeton Foreign Value Portfolio

Global equity markets ended 2004 on a positive note. They registered the second consecutive year of strong gains, after three years of declines. In the fourth quarter, a broad-based rally in global markets changed the pattern of relatively flat returns that characterized the earlier part of 2004. Increasing energy prices had impacted the outlook for global inflation and corporate profit growth for most of the past year. However, investors saw hope of stabilization. In addition, investor sentiment improved because the previously feared hard landing in the Chinese economy appeared unlikely and the US presidential election ended without incident. These factors contributed to the year-end rally.

Against this macroeconomic background, the portfolio posted a return of 5.6% (Class A shares, unadjusted for contract charges) for the period since inception (November 15, 2004) to December 31, 2004 versus the MSCI AC World ex US Index return of 6.1%. The portfolio benefited from strong stock selection in energy and healthcare sectors, with contributors to return in these sectors including Repsol YPF, SA in Spain, ENI SpA in Italy and GlaxoSmithKline in the United Kingdom. On the contrary, stock selection lagged in telecommunication services and industrials sectors during the period. Weak performers included BAE Systems and Rolls-Royce Group in the United Kingdom.

In summary, we believe the economic and corporate framework has remained positive for global equity markets. However, at this stage in the economic cycle (the current recovery is about three and a half years old) it should not be surprising to see a pause. At Templeton our investment focus has always centered on individual companies and longer-term returns. We are confident that regardless of the macroeconomic climate we might encounter in 2005, we should continue to find “bargain” securities. This has been our experience for more than sixty years.

Antonio Docal, CFA

Lead Portfolio Manager

Templeton Investment Counsel LLC, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Returns during part or all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The portfolio is subject to stock market and equity risks, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The MSCI ACWI (All Country World Index) World ex US IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of December 2003 the MSCI ACWI ex US consisted of the following 48 developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore Free, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, and Venezuela. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Templeton Foreign Value Portfolio

Asset Allocation	12/31/04
Common Stocks	95%
Cash Equivalents	5%

100%

Sector Diversification (Excludes Cash Equivalents)	12/31/04
Financials	23%
Industrials	14%
Consumer Discretionary	13%
Materials	11%
Telecommunication Services	10%
Energy	7%
Information Technology	6%
Health Care	6%
Utilities	5%
Consumer Staples	5%

100%

Geographical (Excludes Cash Equivalents)	12/31/04
Europe (excluding United Kingdom)	44%
United Kingdom	24%
Japan	11%
Pacific Basin	10%
Latin America	2%
Australia	3%
Other	6%

100%

Asset allocation, sector diversification and geographical are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 45. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Templeton Foreign Value Portfolio

	Shares	Value ($)
Common Stocks 94.3%
Australia 3.0%
Alumina Ltd.	8,590	39,998
AMP Ltd.	9,130	51,960
National Australia Bank Ltd.	3,410	77,039

(Cost $160,468)		168,997

Bermuda 1.0%
ACE Ltd. (Cost $49,604)	1,280	54,720
Brazil 1.3%
Companhia Vale do Rio Doce (ADR)	1,230	29,988
Empresa Brasiliera de Aeronautica SA (ADR)	1,330	44,475

(Cost $62,913)		74,463

Canada 1.8%
Alcan, Inc.	970	47,603
BCE, Inc.	2,090	50,447

(Cost $100,222)		98,050

Cayman Island 0.9%
XL Capital Ltd. “A” (Cost $50,432)	670	52,025
Denmark 0.4%
ISS AS (Cost $24,943)	430	24,004
Finland 2.4%
Stora Enso Oyj	4,510	68,885
UPM-Kymmene Oyj	2,980	66,267

(Cost $129,302)		135,152

France 6.2%
Accor SA	580	25,393
Axa	2,150	53,129
Compagnie Generale des Etablissements Michelin “B”	640	41,052
Sanofi-Aventis	1,020	81,522
Suez SA	1,620	43,203
Total SA	290	63,345
Valeo SA	900	37,678

(Cost $324,155)		345,322

Germany 6.9%
BASF AG	1,350	97,254
Bayer AG	2,010	68,138
Deutsche Post AG	3,940	90,507
E.ON AG	900	82,036
Volkswagen AG	990	44,878

(Cost $354,100)		382,813

Hong Kong 2.7%
Cheung Kong (Holdings) Ltd.	6,000	60,018
Hutchison Whampoa Ltd.	5,000	46,798
Swire Pacific Ltd. “A”	5,000	41,813

(Cost $132,553)		148,629

Israel 1.0%
Check Point Software Technologies Ltd. (Cost $49,704)	2,160	53,201

	Shares	Value ($)
Italy 2.4%
Eni SpA	3,120	78,117
Riunione Adriatica di Sicurta SpA	2,360	53,378

(Cost $123,973)		131,495

Japan 10.2%
East Japan Railway Co.	12	66,751
Fuji Photo Film Co., Ltd.	1,100	40,148
Hitachi Ltd.	8,000	55,431
KDDI Corp.	6	32,322
NEC Corp.	7,000	43,515
Nintendo Co., Ltd.	400	50,239
Nippon Telegraph & Telephone Corp.	14	62,848
Nomura Holdings, Inc.	3,000	43,740
Olympus Corp.	1,000	21,323
Sompo Japan Insurance, Inc.	5,000	50,942
Sony Corp.	1,700	65,697
Takeda Chemical Industries, Ltd.	700	35,249

(Cost $536,587)		568,205

Korea 4.7%
Kookmin Bank (ADR)	990	38,689
Korea Electric Power Corp. (ADR)	2,050	27,142
POSCO (ADR)	610	27,163
Samsung Electronics Co., Ltd. (GDR), 144A	530	116,070
SK Telecom Co., Ltd. (ADR)	2,250	50,063

(Cost $246,948)		259,127

Mexico 1.0%
Telefonos de Mexico SA de CV “L”, (ADR) (Cost $49,754)	1,380	52,882
Netherlands 7.1%
Akzo Nobel NV	1,550	66,112
ING Groep NV	3,210	97,125
Koninklijke (Royal) Philips Electronics NV	2,940	77,966
Reed Elsevier NV	2,720	37,082
Unilever NV	1,000	67,052
Wolters Kluwer NV	2,520	50,592

(Cost $372,976)		395,929

Norway 1.5%
Norske Skogindustrier ASA	1,450	31,362
Telenor ASA	5,800	52,670

(Cost $78,387)		84,032

Portugal 1.0%
Portugal Telecom SGPS SA (Registered) (Cost $49,550)	4,280	52,940
Singapore 0.9%
DBS Group Holdings Ltd. (Cost $49,727)	5,000	49,314
Spain 5.3%
Banco Popular Espanol SA	850	56,035
Endesa SA	1,170	27,496
Iberdrola SA	2,210	56,174

	Shares	Value ($)
Repsolf YPF SA	3,310	86,203
Telefonica SA (ADR)*	1,230	69,495

(Cost $259,579)		295,403

Sweden 4.7%
Atlas Copco AB “A”	1,130	51,013
Nordea Bank AB	9,450	95,276
Securitas AB “B”	3,940	67,590
Volvo AB “B”	1,240	49,168

(Cost $247,891)		263,047

Switzerland 4.0%
Lonza Group AG (Registered)	690	38,836
Nestle SA (Registered)	240	62,791
Swiss Re (Registered)	740	52,778
UBS AG (Registered)	780	65,406

(Cost $211,475)		219,811

Taiwan 1.5%
Chunghwa Telecom Co., Ltd. (ADR)	1,920	40,416
Compal Electronics, Inc. (GDR), 144A	8,540	42,444
(Cost $80,647)		82,860
United Kingdom 22.4%
Alliance Unichem PLC	3,000	43,457
BAE Systems PLC	13,350	59,079
Boots Group PLC	4,050	50,969
BP PLC	7,550	73,636
British Airways PLC*	8,840	39,884
British Sky Broadcasting Group PLC	6,080	65,602
Cadbury Schweppes PLC	6,720	62,574

	Shares	Value ($)
Compass Group PLC	11,220	53,046
GKN PLC	5,680	25,790
GlaxoSmithKline PLC	2,850	66,865
HSBC Holdings PLC	2,800	47,911
Lloyds TSB Group PLC	7,740	70,288
National Grid Transco PLC	4,370	41,614
Pearson PLC	4,210	50,800
Rentokil Initial PLC	23,320	66,151
Rolls-Royce Group PLC	12,680	60,131
Royal Bank of Scotland Group PLC	2,900	97,546
Shell Transport & Trading Co., PLC	7,610	64,870
Shire Pharmaceuticals Group PLC*	5,080	53,350
Smiths Group PLC	3,460	54,604
Vodafone Group PLC	23,780	64,488
Yell Group PLC	3,260	27,539

(Cost $1,190,667)		1,240,194

Total Common Stocks (Cost $4,936,557)		5,232,615

Cash Equivalents 4.8%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $267,785)	267,785	267,785

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $5,204,342) (a)	99.1	5,500,400
Other Assets and Liabilities	0.9	47,473

Net Assets	100.0	5,547,873

Notes to Scudder Templeton Foreign Value Portfolio

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $5,207,475. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $292,925. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $307,528 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,603.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR:	American Depositary Receipts

GDR:	Global Depositary Receipts

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $4,936,557)	$5,232,615
Scudder Cash Management QP Trust (cost $267,785)	267,785
Total investments in securities, at value (cost $5,204,342)	5,500,400
Dividends receivable	7,793
Interest receivable	256
Receivable for Portfolio shares sold	64,072
Foreign taxes recoverable	95
Due from Advisor	26,114
Total assets	5,598,730
Liabilities
Due to custodian bank	16,116
Payable for investments purchased	5,685
Other accrued expenses and payables	29,056
Total liabilities	50,857

Net assets, at value	$5,547,873

Net Assets
Net assets consist of:
Accumulated net investment loss	(3,133)
Net unrealized appreciation (depreciation) on:
Investments	296,058
Foreign currency related transactions	28
Paid-in capital	5,254,920

Net assets, at value	$5,547,873

Class A

Net Asset Value, offering and redemption price per share ($2,641,026 ÷ 250,000 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.56
Class B

Net Asset Value, offering and redemption price per share ($2,906,847 ÷ 275,227 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.56

Statement of Operations for the period ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $1,216)	$8,310
Interest — Scudder Cash Management QP Trust	1,905
Total Income	10,215
Expenses:
Management fee	6,260
Custodian and accounting fees	14,490
Distribution service fees (Class B)	846
Record keeping fees (Class B)	507
Auditing	24,015
Legal	828
Trustees’ fees and expenses	180
Reports to shareholders	1,012
Offering cost	1,150
Other	720
Total expenses, before expense reductions	50,008
Expense reductions	(41,813)
Total expenses, after expense reductions	8,195

Net investment income (loss)	2,020

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from foreign currency related transactions	(8,340)
Net unrealized appreciation (depreciation) during the period on:
Investments	296,058
Foreign currency related transactions	28
296,086

Net gain (loss) on investment transactions	287,746

Net increase (decrease) in net assets resulting from operations	$289,766

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Period Ended December 31, 2004[a]
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,020
Net realized gain (loss) on investment transactions	(8,340)
Net unrealized appreciation (depreciation) on investment transactions during the period	296,086
Net increase (decrease) in net assets resulting from operations	289,766
Portfolio share transactions:
Class A
Proceeds from shares sold	2,500,000
Net increase (decrease) in net assets from Class A share transactions	2,500,000
Class B
Proceeds from shares sold	2,758,419
Cost of shares redeemed	(312)
Net increase (decrease) in net assets from Class B share transactions	2,758,107
Increase (decrease) in net assets	5,547,873
Net assets at beginning of period	—

Net assets at end of period (including accumulated net investment loss of $3,133)	$5,547,873

Other Information
Class A
Shares outstanding at beginning of period	—
Shares sold	250,000
Net increase in Portfolio shares	250,000

Shares outstanding at end of period	250,000

Class B
Shares outstanding at beginning of period	—
Shares sold	275,257
Shares redeemed	(30)
Net increase in Portfolio shares	275,227

Shares outstanding at end of period	275,227

[a]	For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.01
Net realized and unrealized gain (loss) on investment transactions	.55
Total from investment operations	.56

Net asset value, end of period	$10.56

Total Return (%)[c]	5.60	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3
Ratio of expenses before expense reductions (%)	7.34	*
Ratio of expenses after expense reductions (%)	1.14	*
Ratio of net investment income (loss) (%)	.41	*
Portfolio turnover rate (%)	—

[a]	For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Class B

	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	—
Net realized and unrealized gain (loss) on investment transactions	.56
Total from investment operations	.56

Net asset value, end of period	$10.56

Total Return (%)[c]	5.60	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3
Ratio of expenses before expense reductions (%)	7.74	*
Ratio of expenses after expense reductions (%)	1.34	*
Ratio of net investment income (loss) (%)	.21	*
Portfolio turnover rate (%)	—

[a]	For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

Scudder Total Return Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Total Return Portfolio from 12/31/1994 to 12/31/2004

☐ Scudder Total Return Portfolio — Class A ☐ S&P 500 Index ☐ Lehman Brothers Aggregate Bond Index

The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate and issues and mortgage securities.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

Scudder Total Return Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,664	$10,684	$9,769	$22,787
	Average annual total return	6.64%	2.23%	-.47%	8.58%
S&P 500 Index	Growth of $10,000	$11,088	$11,115	$8,902	$31,258
	Average annual total return	10.88%	3.59%	-2.30%	12.07%
Lehman Brothers Aggregate Bond Index	Growth of $10,000	$10,434	$11,976	$14,497	$21,038
	Average annual total return	4.34%	6.19%	7.71%	7.72%

Scudder Total Return Portfolio				1-Year	Life of Class*
Class B	Growth of $10,000			$10,626	$11,977
	Average annual total return			6.26%	7.47%
S&P 500 Index	Growth of $10,000			$11,088	$12,800
	Average annual total return			10.88%	10.38%
Lehman Brothers Aggregate Bond Index	Growth of $10,000			$10,434	$11,539
	Average annual total return			4.34%	5.89%

The growth of $10,000 is cumulative.

*	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

Scudder Total Return Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,044.80	$1,043.00
Expenses Paid per $1,000*	$2.97	$4.91

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,022.23	$1,020.33
Expenses Paid per $1,000*	$2.93	$4.85

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Total Return Portfolio	.58%	.96%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Total Return Portfolio

In order to efficiently access the type of returns that Scudder Total Return Portfolio investors expect, we have broadened the investment universe for this portfolio. In the past, the portfolio’s investment strategy consisted of a rather simple combination of US large-capitalization growth stocks and core US bonds. The Board approved broadening the investment universe to include US large-cap value stocks, US small-cap stocks, high-yield bonds, international bonds and emerging-market bonds. The asset-allocation mix will be determined by the portfolio management team on a monthly basis. In support, the Advanced Research and Quantitative Strategies group at Deutsche Asset Management will process the portfolio through a quantitatively based risk management model. The model will seek to manage risk, keeping it at a modest level across the underlying strategies.

Stocks and bonds both generated positive returns in 2004. In the equity market, strong corporate earnings helped small caps outperform large caps, while value outpaced growth. Bonds produced a higher return than would typically be expected given that the Federal Reserve raised interest rates from 1.00% to 2.25% during the year. Longer-term bonds outperformed shorter-term paper, while corporate issues bested Treasuries. Against this backdrop, the portfolio returned 6.64% (Class A shares, unadjusted for contract charges) for the 12-month period ended December 31, 2004. Its benchmarks, the S&P 500 index and the Lehman Brothers Aggregate Bond Index (LBAB), returned 10.88% and 4.34%, respectively, for the same period.

An overweight in energy, along with good selection within the group, was beneficial. Here, we continue to favor equipment and service companies. In fixed income, positions in corporates, international bonds and asset-backed securities added value amid an environment in which investors were thirsty for yield.

In the equity portion of the portfolio, weak stock selection and an overweight in information technology made the largest negative contribution to performance during the year. The portfolio’s current positioning within technology emphasizes consistent earners over cyclical companies, reflecting our view that industry profit growth is likely to slow. We also decreased our overall weighting in technology based on this belief. Selections within financials, where the portfolio is underweight in insurance and overweight in market-sensitive companies, also detracted. High levels of consumer debt and the current rising interest rate environment threatens the performance of many financial services companies and has led us to reduce our exposure to the financial sectors. Looking ahead, we will continue to focus on higher-quality growth stocks and fundamentally sound, reasonably value fixed-income securities.

Julie M. Van Cleave J. Christopher Gagnier

Andrew P. Cestone Brett Diment

Thomas F. Sassi Arnim S. Holzer

Portfolio Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate and issues and mortgage securities.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Total Return Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	60%	61%
Corporate Bonds	11%	10%
Collateralized Mortgage Obligations	7%	10%
Foreign Bonds — US$ Denominated	5%	3%
US Government Backed	4%	3%
Asset Backed	3%	4%
Cash Equivalents	3%	2%
Municipal Investments	2%	2%
Commercial and Non-Agency Mortgage Backed Securities	2%	—
US Government Agency Sponsored Pass-Throughs	1%	1%
Government National Mortgage Association	1%	—
Foreign Bonds — Non US$ Denominated	1%	—
Government Sponsored Agencies	—	4%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Financials	19%	11%
Information Technology	19%	26%
Health Care	16%	22%
Consumer Discretionary	12%	14%
Industrials	11%	8%
Energy	9%	6%
Consumer Staples	8%	11%
Materials	4%	1%
Telecommunication Services	1%	1%
Utilities	1%	—

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 56. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Total Return Portfolio

	Shares	Value ($)
Common Stocks 60.0%
Consumer Discretionary 7.3%
Auto Components 0.0%
Tenneco Automotive, Inc.,*	17,700	305,148
Automobiles 0.5%
Harley-Davidson, Inc.	43,400	2,636,550
Monaco Coach Corp.	16,400	337,348

		2,973,898

Distributors 0.0%
Handleman Co.	2,200	47,256
Hotels Restaurants & Leisure 1.2%
Alliance Gaming Corp.*	28,300	390,823
Ameristar Casinos, Inc.	7,600	327,636
California Pizza Kitchen, Inc.*	15,200	349,600
CEC Entertainment, Inc.*	12,100	483,637
International Game Technology	53,300	1,832,454
Landry’s Restaurants, Inc.	13,800	401,028
McDonald’s Corp.	59,900	1,920,394
YUM! Brands, Inc.	40,000	1,887,200

		7,592,772

Household Durables 0.1%
American Woodmark Corp.	3,100	135,408
Fortune Brands, Inc.	7,300	563,414

		698,822

Internet & Catalog Retail 0.3%
eBay, Inc.*	16,800	1,953,504
J. Jill Group, Inc.*	14,900	221,861

		2,175,365

Leisure Equipment & Products 0.1%
Arctic Cat, Inc.	7,200	190,944
RC2 Corp.*	11,300	368,380

		559,324

Media 1.3%
aQuantive Inc.*	7,400	66,156
Comcast Corp. “A”*	45,600	1,497,504
McGraw-Hill Companies, Inc.	24,600	2,251,884
Mediacom Communications Corp. “A”*	25,400	158,750
Omnicom Group, Inc.	28,800	2,428,416
Reader’s Digest Association, Inc.	32,600	453,466
Salem Communications Corp. “A”*	2,400	59,880
Viacom, Inc. “B”	41,439	1,507,965

		8,424,021

Multiline Retail 1.4%
Family Dollar Stores, Inc.	95,900	2,994,957
Kirkland’s, Inc.*	3,700	45,473
Kohl’s Corp.*	15,500	762,135
May Department Stores Co.	81,600	2,399,040
Target Corp.	68,600	3,562,398

		9,764,003

Specialty Retail 2.2%
Aeropostale, Inc.*	9,500	279,585
Bed Bath & Beyond, Inc.*	13,300	529,739

	Shares	Value ($)
Cato Corp. “A”	14,800	426,536
Charlotte Russe Holding, Inc.*	23,100	233,310
Charming Shoppes, Inc.*	33,500	313,895
Dick’s Sporting Goods, Inc.*	2,300	80,845
GameStop Corp.*	2,400	53,664
Home Depot, Inc.	11,500	491,510
Limited Brands	98,500	2,267,470
Lowe’s Companies, Inc.	87,700	5,050,643
Sherwin-Williams Co.	58,500	2,610,855
Stage Stores, Inc.*	2,800	116,256
Staples, Inc.	35,900	1,210,189
Stein Mart, Inc.*	17,800	303,668
Too, Inc.*	14,700	359,562
Trans World Entertainment Corp.*	4,600	57,362

		14,385,089

Textiles, Apparel & Luxury Goods 0.2%
Cherokee, Inc.	600	21,168
Guess?, Inc.*	21,000	263,550
Phillips-Van Heusen Corp.	1,600	43,200
Skechers USA, Inc. “A”*	23,200	300,672
Wolverine World Wide, Inc.	15,300	480,726

		1,109,316

Consumer Staples 5.0%
Beverages 0.6%
Boston Beer Co., Inc. “A”*	4,800	102,096
PepsiCo, Inc.	72,720	3,795,984

		3,898,080

Food & Staples Retailing 1.1%
Nash-Finch Co.	6,600	249,216
Pantry, Inc.*	12,700	382,143
Wal-Mart Stores, Inc.	89,100	4,706,262
Walgreen Co.	49,800	1,910,826

		7,248,447

Food Products 2.0%
ConAgra Foods, Inc.	99,200	2,921,440
Dean Foods Co.*	12,700	418,465
General Mills, Inc.	73,400	3,648,714
Hershey Foods Corp.	21,800	1,210,772
Kellogg Co.	29,200	1,304,072
Lance, Inc.	21,800	414,854
Sara Lee Corp.	120,100	2,899,214

		12,817,531

Household Products 1.3%
Colgate-Palmolive Co.	25,700	1,314,812
Hooker Furniture Corp.	8,300	188,410
Kimberly-Clark Corp.	54,000	3,553,740
Procter & Gamble Co.	66,300	3,651,804

		8,708,766

Personal Products 0.0%
Elizabeth Arden, Inc.*	12,600	299,124
Energy 5.2%
Energy Equipment & Services 1.2%
Baker Hughes, Inc.	45,100	1,924,417
Cal Dive International, Inc.*	10,400	423,800

	Shares	Value ($)
Nabors Industries Ltd.*	36,800	1,887,472
Offshore Logistics, Inc.*	1,000	32,470
Schlumberger Ltd.	33,300	2,229,435
Transocean, Inc.*	21,800	924,102

		7,421,696

Oil & Gas 4.0%
BP PLC (ADR)	34,500	2,014,800
Burlington Resources, Inc.	45,400	1,974,900
Callon Petroleum Co.*	9,800	141,708
ChevronTexaco Corp.	45,700	2,399,707
Cimarex Energy Co.*	12,200	462,380
Comstock Resources, Inc.*	18,400	405,720
ConocoPhillips	44,900	3,898,667
Devon Energy Corp.	56,200	2,187,304
EOG Resources, Inc.	27,800	1,983,808
ExxonMobil Corp.	98,600	5,054,236
Houston Exploration Co.*	8,500	478,635
Meridian Resource Corp.*	27,500	166,375
Overseas Shipholding Group, Inc.	8,200	452,640
Remington Oil & Gas Corp.*	15,500	422,375
Royal Dutch Petroleum Co. (NY Shares)	45,000	2,582,100
Southwestern Energy Co.*	10,400	527,176
Tesoro Petroleum Corp.*	11,200	356,832
Vintage Petroleum, Inc.	17,000	385,730
Whiting Petroleum Corp.*	14,200	429,550

		26,324,643

Financials 11.6%
Banks 4.8%
AmSouth Bancorp.	63,900	1,655,010
BancFirst Corp.	400	31,592
Bank of America Corp.	173,200	8,138,668
Banner Corp.	4,900	152,831
BB&T Corp.	44,700	1,879,635
Capital Bancorp., Ltd.	500	17,610
Central Pacific Financial Corp.	500	18,085
Citizens Banking Corp.	2,700	92,745
CoBiz, Inc.	1,200	24,360
Columbia Banking Systems, Inc.	3,100	77,469
Community Bank System, Inc.	2,500	70,625
CVB Financial Corp.	9,000	239,040
Dime Community Bancshares	2,200	39,402
Downey Financial Corp.	4,500	256,500
Fidelity Bancshares, Inc.	4,700	200,972
First BanCorp.	9,300	590,643
First Community Bancorp.	2,400	102,480
FirstFed Financial Corp.*	9,200	477,204
Frontier Financial Corp.	1,600	61,776
Hanmi Financial Corp.	7,900	283,926
Harbor Florida Bancshares, Inc.	6,600	228,426
Independent Bank Corp.	1,400	47,250
Integra Bank Corp.	2,200	50,842
MBT Financial Corp.	1,300	30,251
National City Corp.	53,500	2,008,925
National Penn Bancshares, Inc.	800	22,160
Pacific Capital Bancorp.	1,100	37,389
PNC Financial Services Group	71,300	4,095,472
Prosperity Bancshares, Inc.	2,000	58,420

	Shares	Value ($)
Provident Bankshares Corp.	3,000	109,110
Republic Bancorp, Inc. “A”	1,200	30,840
Republic Bancorp., Inc.	19,500	297,960
Silicon Valley Bancshares*	11,400	510,948
Southwest Bancorporation of Texas, Inc.	3,100	72,199
Sterling Bancshares, Inc.	16,900	241,163
Sterling Financial Corp.*	3,700	145,262
SunTrust Banks, Inc.	27,100	2,002,148
Texas Capital Bancshares, Inc.*	2,300	49,726
TierOne Corp.	3,500	86,975
Trustmark Corp.	5,800	180,206
Umpqua Holdings Corp.	3,300	83,193
United Community Banks, Inc.	1,000	26,930
US Bancorp.	88,900	2,784,348
Wachovia Corp.	64,000	3,366,400
WesBanco, Inc.	3,100	99,107
Westamerica Bancorp.	6,400	373,184
WSFS Financial Corp.	3,800	229,216

		31,678,623

Capital Markets 1.3%
Bear Stearns Companies, Inc.	21,400	2,189,434
Goldman Sachs Group, Inc.	8,200	853,128
Investment Technology Group, Inc.*	8,000	160,000
Lehman Brothers Holdings, Inc.	10,600	927,288
Merrill Lynch & Co., Inc.	46,500	2,779,305
Morgan Stanley	28,100	1,560,112

		8,469,267

Consumer Finance 0.6%
American Express Co.	64,800	3,652,776
Diversified Financial Services 2.9%
Accredited Home Lenders Holding Co.*	8,400	417,312
ASTA Funding, Inc.	5,000	134,200
Bank Mutual Corp.	3,100	37,727
Chemical Financial Corp.	2,200	94,424
Citigroup, Inc.	184,299	8,879,526
F.N.B. Corp.	4,100	83,476
Fannie Mae	32,500	2,314,325
Freddie Mac	30,400	2,240,480
JPMorgan Chase & Co.	118,300	4,614,883

		18,816,353

Insurance 1.3%
AFLAC, Inc.	39,600	1,577,664
Allstate Corp.	48,600	2,513,592
American International Group, Inc.	56,737	3,725,919
American Physicians Capital, Inc.*	1,000	36,020
Commerce Group, Inc.	3,100	189,224
FPIC Insurance Group, Inc.*	3,200	113,216
Navigators Group, Inc.*	1,900	57,209
UICI	4,700	159,330
Zenith National Insurance Corp.	10,000	498,400

		8,870,574

Real Estate 0.7%
American Financial Realty Trust (REIT)	6,400	103,552
Amli Residential Properties Trust (REIT)	4,700	150,400

	Shares	Value ($)
Bedford Property Investors, Inc. (REIT)	2,600	73,866
CarrrAmerica Realty Corp. (REIT)	7,000	231,000
Colonial Properties Trust (REIT)	2,400	94,248
Commercial Net Lease Realty (REIT)	7,200	148,320
Cornerstone Realty Income Trust, Inc. (REIT)	4,900	48,902
Corporate Office Properties Trust (REIT)	6,700	196,645
Cousins Properties, Inc. (REIT)	4,600	139,242
EastGroup Properties, Inc. (REIT)	1,800	68,976
Essex Property Trust, Inc. (REIT)	2,900	243,020
FelCor Lodging Trust, Inc. (REIT)*	9,300	136,245
Gables Residential Trust (REIT)	5,100	182,529
Glenborough Realty Trust, Inc. (REIT)	3,600	76,608
Glimcher Realty Trust (REIT)	3,200	88,672
Healthcare Realty Trust, Inc. (REIT)	5,900	240,130
Heritage Property Investment Trust (REIT)	4,700	150,823
Highwoods Properties, Inc. (REIT)	8,100	224,370
Jones Lang Lasalle, Inc.*	1,000	37,410
Kilroy Realty Corp. (REIT)	4,300	183,825
Kramont Realty Trust (REIT)	1,000	23,400
Lexington Corporate Properties Trust (REIT)	8,400	189,672
LTC Properties, Inc. (REIT)	1,300	25,883
Nationwide Health Properties, Inc. (REIT)	9,500	225,625
Newcastle Investment Corp. (REIT)	6,100	193,858
OMEGA Healthcare Investors, Inc. (REIT)	2,500	29,500
Parkway Properties, Inc. (REIT)	3,100	157,325
Prentiss Properties Trust (REIT)	2,600	99,320
Senior Housing Properties Trust (REIT)	9,700	183,718
Sun Communities, Inc. (REIT)	4,100	165,025
Town & Country Trust (REIT)	1,200	33,156
Trammell Crow Co.*	3,200	57,952
Urstadt Biddle Properties, Inc. (REIT)	1,200	20,460
Washington Real Estate Investment Trust (REIT)	6,200	209,994

		4,433,671

Health Care 9.8%
Biotechnology 1.4%
Amgen, Inc.*	14,100	904,515
Biogen Idec, Inc.*	24,900	1,658,589
deCODE genetics, Inc.*	11,900	92,939
Enzon Pharmaceuticals, Inc.*	19,300	264,796
Genentech, Inc.*	70,500	3,838,020
Gilead Sciences, Inc.*	63,000	2,204,370
Regeneron Pharmaceuticals, Inc.*	13,200	121,572
Third Wave Technologies*	24,300	208,980

		9,293,781

Health Care Equipment & Supplies 2.4%
Align Technology, Inc.*	19,600	210,700
Alliance Imaging, Inc.*	9,300	104,625
Baxter International, Inc.	154,600	5,339,884
Biosite, Inc.*	5,100	313,854
Boston Scientific Corp.*	44,000	1,564,200
C.R. Bard, Inc.	17,600	1,126,048

	Shares	Value ($)
Closure Medical Corp.*	5,900	115,050
Haemonetics Corp.*	11,500	416,415
Hospira, Inc.*	6,450	216,075
Medtronic, Inc.	44,300	2,200,381
Palomar Medical Technologies, Inc.*	5,000	130,350
PolyMedica Corp.	8,700	324,423
VISX, Inc.*	7,009	181,323
Waters Corp.*	17,800	832,862
Zimmer Holdings, Inc.*	36,300	2,908,356

		15,984,546

Health Care Providers & Services 1.2%
Allscripts Healthcare Solutions, Inc.*	10,500	112,035
Amedisys, Inc. “L”*	10,600	343,334
Centene Corp.*	13,600	385,560
Cerner Corp.*	6,000	319,020
Chemed Corp.	6,000	402,660
Genesis HealthCare Corp.*	1,100	38,533
Healthcare Service Group, Inc.	1,800	37,512
IDX Systems Corp.*	9,800	337,708
Lifeline Systems, Inc.*	2,800	72,128
MedCath Corp.*	8,600	211,904
Merge Technologies, Inc.*	6,500	144,625
Option Care, Inc.	16,500	283,635
PDI, Inc.*	7,700	171,556
RehabCare Group, Inc.*	5,200	145,548
Res-Care, Inc.*	20,500	312,010
SFBC International, Inc.*	7,800	308,100
UnitedHealth Group, Inc.	47,100	4,146,213

		7,772,081

Pharmaceuticals 4.8%
Abbott Laboratories	129,600	6,045,840
Alpharma, Inc. “A”	16,900	286,455
Bone Care International, Inc.*	2,300	64,055
Bristol-Myers Squibb Co.	160,400	4,109,448
Connetics Corp.*	12,700	308,483
Eli Lilly & Co.	20,800	1,180,400
First Horizon Pharmaceutical Corp.*	7,600	173,964
Johnson & Johnson	129,666	8,223,417
Kos Pharmaceuticals, Inc.*	5,700	214,548
Noven Pharmaceuticals, Inc.*	13,400	228,604
Perrigo Co.	20,300	350,581
Pfizer, Inc.	226,475	6,089,913
POZEN, Inc.*	22,100	160,667
Rigel Pharmaceuticals, Inc.*	7,500	183,150
United Therapeutics Corp.*	8,900	401,835
USANA Health Sciences, Inc.*	1,400	47,880
Valeant Pharmaceuticals International	13,600	358,360
Wyeth	65,300	2,781,127

		31,208,727

Industrials 6.7%
Aerospace & Defense 1.2%
DRS Technologies, Inc.*	1,800	76,878
HEICO Corp.	5,600	126,504
Honeywell International, Inc.	117,000	4,142,970
Teledyne Technologies, Inc.*	4,500	132,435
United Technologies Corp.	34,000	3,513,900

		7,992,687

	Shares	Value ($)
Air Freight & Logistics 0.4%
FedEx Corp.	22,500	2,216,025
Airlines 0.1%
Frontier Airlines, Inc.*	19,200	219,072
Pinnacle Airlines Corp.*	20,500	285,770

		504,842

Commercial Services & Supplies 1.1%
Avery Dennison Corp.	38,400	2,302,848
Brady Corp. “A”	4,000	250,280
Bright Horizons Family Solutions, Inc.*	500	32,380
Coinstar, Inc.*	11,800	316,594
Duratek, Inc.*	6,700	166,897
Electro Rent Corp.	1,800	25,614
Euronet Worldwide, Inc.*	10,900	283,618
Heidrick & Struggles International, Inc.*	2,500	85,675
Navigant Consulting, Inc.*	13,500	359,100
NCO Group, Inc.*	11,500	297,275
NuCo2, Inc.*	13,700	304,003
Pitney Bowes, Inc.	48,200	2,230,696
Stewart Enterprises, Inc. “A”*	19,100	133,509
TeleTech Holdings, Inc.*	25,200	244,188
Ventiv Health, Inc.*	9,800	199,136

		7,231,813

Construction & Engineering 0.1%
Dycom Industries, Inc.*	12,500	381,500
Perini Corp.*	20,100	335,469

		716,969

Electrical Equipment 0.5%
Artesyn Technologies, Inc.*	22,700	256,510
Emerson Electric Co.	37,800	2,649,780

		2,906,290

Industrial Conglomerates 2.5%
3M Co.	17,800	1,460,846
Blout International, Inc.*	2,300	40,066
General Electric Co.	328,900	12,004,850
Textron, Inc.	39,700	2,929,860
Tredegar Corp.	5,600	113,176

		16,548,798

Machinery 0.5%
Actuant Corp. “A”*	5,800	302,470
Astec Industries, Inc.*	17,500	301,175
Caterpillar, Inc.	10,100	984,851
Kennametal, Inc.	10,500	522,585
Sauer-Danfoss, Inc.	4,600	100,326
Terex Corp.*	10,100	481,265
The Manitowoc Co., Inc.	10,600	399,090
Wabash National Corp.*	11,300	304,309
Wabtec Corp.	2,200	46,904

		3,442,975

Marine 0.1%
Kirby Corp.*	11,300	501,494
Road & Rail 0.1%
Knight Transportation, Inc.	16,400	406,720
Old Dominion Freight Line, Inc.*	13,000	452,400

		859,120

	Shares	Value ($)
Trading Companies & Distributors 0.1%
United Rentals, Inc.*	15,800	298,620
WESCO International, Inc.*	10,400	308,256

		606,876

Information Technology 11.1%
Communications Equipment 1.3%
Aspect Communications Corp.*	16,400	182,696
Cisco Systems, Inc.*	142,900	2,757,970
CommScope, Inc.*	16,200	306,180
Digi International, Inc.*	2,800	48,132
Nokia Oyj (ADR)	180,100	2,822,167
QUALCOMM, Inc.	60,000	2,544,000

		8,661,145

Computers & Peripherals 2.3%
Dell, Inc.*	35,400	1,491,756
EMC Corp.*	208,000	3,092,960
Hewlett-Packard Co.	137,700	2,887,569
Intergraph Corp.*	14,100	379,713
International Business Machines Corp.	67,700	6,673,866
Komag, Inc.*	15,800	296,724
Tyler Technologies, Inc.*	10,500	87,780

		14,910,368

Electronic Equipment & Instruments 0.2%
Agilysys, Inc.	15,600	267,384
BEI Technologies, Inc.	9,300	287,184
Keithley Instruments, Inc.	3,300	65,010
LeCroy Corp.*	14,900	347,766
Rofin-Sinar Technologies, Inc.*	8,600	365,070
X-Rite, Inc.	12,000	192,120

		1,524,534

Internet Software & Services 0.2%
Digital River, Inc.*	5,600	233,016
DoubleClick, Inc.*	23,700	184,386
EarthLink, Inc.*	20,100	231,552
eSPEED, Inc. “A”*	14,600	180,602
F5 Networks, Inc.*	4,900	238,728
InfoSpace, Inc.*	3,700	175,935
S1 Corp.*	3,500	31,710

		1,275,929

IT Consulting & Services 1.2%
Accenture Ltd. “A”*	58,800	1,587,600
Automatic Data Processing, Inc.	70,700	3,135,545
CSG Systems International, Inc.*	15,900	297,330
eFunds Corp.*	7,200	172,872
Fiserv, Inc.*	54,300	2,182,317
Paychex, Inc.	22,300	759,984
Sapient Corp.*	18,400	145,544

		8,281,192

Semiconductors & Semiconductor Equipment 2.8%
ADE Corp.*	10,200	190,944
Applied Materials, Inc.*	142,100	2,429,910
Axcelis Technologies, Inc.*	33,700	273,981
Diodes, Inc.*	11,300	255,719
Integrated Device Technology, Inc.*	23,400	270,504
Intel Corp.	321,200	7,512,868

	Shares	Value ($)
Kulicke & Soffa Industries, Inc.*	21,200	182,744
Linear Technology Corp.	48,600	1,883,736
LTX Corp.*	24,300	186,867
Micrel, Inc.*	21,300	234,726
Microsemi Corp.*	15,900	276,024
OmniVision Technologies, Inc.*	12,400	227,540
Photronics, Inc.*	14,200	234,300
Silicon Image, Inc.*	14,900	245,254
Siliconix, Inc.*	1,600	58,384
Standard Microsystems Corp.*	11,600	206,828
Supertex, Inc.*	900	19,530
Texas Instruments, Inc.	140,400	3,456,648

		18,146,507

Software 3.1%
Adobe Systems, Inc.	8,400	527,016
Ansoft Corp.*	11,500	232,300
Aspen Technology, Inc.*	24,000	149,040
Borland Software Corp.*	24,400	284,992
Electronic Arts, Inc.*	40,700	2,510,376
Embarcadero Technologies, Inc.*	24,200	227,722
Epicor Software Corp.*	19,000	267,710
EPIQ Systems, Inc.*	14,800	216,672
FactSet Research Systems, Inc.	1,800	105,192
Internet Security Systems, Inc.*	7,800	181,350
Interwoven, Inc.*	15,200	165,376
Intuit, Inc.*	24,200	1,065,042
Kronos, Inc.*	7,300	373,249
Macrovision Corp.*	6,700	172,324
Microsoft Corp.	369,200	9,861,332
MicroStrategy, Inc.*	22	1,326
Oracle Corp.*	102,700	1,409,044
Quest Software, Inc.*	2,200	35,090
SeaChange International, Inc.*	11,900	207,536
Sonic Solutions*	14,700	329,868
SS&C Technologies, Inc.	11,000	227,150
Symantec Corp.*	57,600	1,483,776

		20,033,483

Materials 2.4%
Chemicals 1.2%
Air Products & Chemicals, Inc.	47,700	2,765,169
Albermarle Corp.	1,400	54,194
Compass Minerals International, Inc.	15,700	380,411
Dow Chemical Co.	28,900	1,430,839
Ecolab, Inc.	40,800	1,433,304
FMC Corp.*	9,700	468,510
Georgia Gulf Corp.	9,100	453,180
Octel Corp.	15,200	316,312
Terra Industries, Inc.*	33,200	294,816
W.R. Grace & Co.*	17,800	242,258

		7,838,993

Containers & Packaging 0.4%
Silgan Holdings, Inc.	2,100	128,016
Sonoco Products Co.	79,200	2,348,280

		2,476,296

	Shares	Value ($)
Metals & Mining 0.7%
Alcoa, Inc.	94,700	2,975,474
Century Aluminum Co.*	12,700	333,502
Hecla Mining Co.*	34,000	198,220
Oregon Steel Mills, Inc.*	16,100	326,669
Quanex Corp.	6,800	466,276
Steel Dynamics, Inc.	7,000	265,160

		4,565,301

Paper & Forest Products 0.1%
Buckeye Technologies, Inc.*	4,600	59,846
Deltic Timber Corp.	1,600	67,920
Pope & Talbot, Inc.	8,800	150,568
Potlatch Corp.	10,700	541,206

		819,540

Telecommunication Services 0.5%
Diversified Telecommunication Services 0.4%
CT Communications, Inc.	9,100	111,930
General Communication, Inc. “A”*	24,900	274,896
North Pittsburgh Systems, Inc.	2,800	69,244
PTEK Holdings, Inc.*	24,300	260,253
SBC Communications, Inc.	60,700	1,564,239
Verizon Communications, Inc.	14,000	567,140

		2,847,702

Wireless Telecommunication Services 0.1%
Alamosa Holdings, Inc.*	14,200	177,074
Centennial Communications Corp.*	23,300	184,769

		361,843

Utilities 0.4%
Electric Utilities 0.3%
PNM Resources, Inc.	15,800	399,582
Progress Energy, Inc.	28,900	1,307,436

		1,707,018

Gas Utilities 0.0%
Southern Union Co.*	2,800	67,144
Multi-Utilities 0.1%
Energen Corp.	10,200	601,290

Total Common Stocks (Cost $328,259,805)		392,579,874

Warrants 0.0%
MircoStrategy, Inc.*	96	9
TravelCenters of America, Inc.*	40	200

Total Warrants (Cost $200)		209

Preferred Stocks 0.1%
Paxson Communications Corp. (PIK)	27	198,450
TNP Enterprises, Inc., 14.5% “D” (PIK)	530	61,480

Total Preferred Stocks (Cost $268,141)		259,930

	Principal Amount ($)(f)	Value ($)
Convertible Bonds 0.0%
DIMON, Inc., 6.25%, 3/31/2007	70,000	65,625
HIH Capital Ltd., 144A, Series DOM, 7.5%, 9/25/2006	50,000	49,500

Total Convertible Bonds (Cost $114,979)		115,125

Corporate Bonds 11.2%
Consumer Discretionary 1.9%
Adesa, Inc., 7.625%, 6/15/2012	55,000	58,025
AMC Entertainment, Inc., 8.0%, 3/1/2014	145,000	144,275
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	170,000	171,913
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	175,000	169,312
Auburn Hills Trust, 12.375%, 5/1/2020	83,000	130,183
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	155,000	156,163
Cablevision Systems New York Group, 144A, 6.669%**, 4/1/2009	105,000	111,300
Caesars Entertainment, Inc., 9.375%, 2/15/2007	55,000	60,638
Carrols Corp., 144A, 9.0%, 1/15/2013	50,000	51,750
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	380,000	279,300
9.625%, 11/15/2009	285,000	250,087
10.25%, 9/15/2010	500,000	530,000
Cooper Standard Automotive, Inc., 144A, 8.375%, 12/15/2014	65,000	64,838
CSC Holdings, Inc., 7.875%, 12/15/2007	80,000	85,800
DaimlerChrysler NA Holdings Corp., 4.75%, 1/15/2008	600,000	612,811
Dex Media East LLC/Financial, 12.125%, 11/15/2012	568,000	692,250
DIMON, Inc., Series B, 9.625%, 10/15/2011	305,000	333,975
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012	45,000	46,800
Series B, 9.0%, 5/1/2009 EUR	25,000	32,282
Series D, 9.0%, 5/1/2009	90,000	89,100
EchoStar DBS Corp., 144A, 6.625%, 10/1/2014	115,000	116,438
Foot Locker, Inc., 8.5%, 1/15/2022	70,000	77,000
Friendly Ice Cream Corp., 8.375%, 6/15/2012	205,000	201,156
General Motors Corp., 8.25%, 7/15/2023	140,000	145,834
Icon Health & Fitness, Inc., 11.25%, 4/1/2012	140,000	117,600
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	125,000	94,219
J Crew Intermediate LLC, Step-up Coupon, 0% to 11/15/2005, 16.0% to 5/15/2008	34,889	33,141
Jacobs Entertainment Co., 11.875%, 2/1/2009	300,000	339,000
Levi Strauss & Co.:
7.0%, 11/1/2006	130,000	136,500
12.25%, 12/15/2012	15,000	16,688
Mediacom LLC, 9.5%, 1/15/2013	295,000	296,106

	Principal Amount ($)(f)	Value ($)
MGM MIRAGE:
8.375%, 2/1/2011	260,000	293,150
9.75%, 6/1/2007	40,000	44,400
Mothers Work, Inc., 11.25%, 8/1/2010	80,000	77,600
NCL Corp., 144A, 10.625%, 7/15/2014	190,000	190,000
Paxson Communications Corp., 10.75%, 7/15/2008	120,000	126,000
PEI Holding, Inc., 11.0%, 3/15/2010	170,000	198,050
Petro Stopping Centers, 9.0%, 2/15/2012	250,000	264,375
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	60,000	64,950
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	50,000	54,625
PRIMEDIA, Inc.:
7.665%**, 5/15/2010	225,000	238,500
8.875%, 5/15/2011	145,000	153,337
Rent-Way, Inc., 11.875%, 6/15/2010	50,000	56,313
Restaurant Co., 1.0%, 5/15/2008	199,779	202,276
Schuler Homes, Inc., 10.5%, 7/15/2011	175,000	199,062
Simmons Bedding Co., 144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	165,000	100,650
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	155,000	164,688
8.75%, 12/15/2011	410,000	446,387
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	245,000	261,231
Tele-Communications, Inc. “A”, 9.875%, 6/15/2022	670,000	951,119
Toys “R” Us, Inc.:
7.375%, 10/15/2018	355,000	328,375
7.875%, 4/15/2013	65,000	64,512
True Temper Sports, Inc., 8.375%, 9/15/2011	95,000	88,350
Trump Holdings & Funding, 12.625%, 3/15/2010*	120,000	129,900
TRW Automotive, Inc., 11.0%, 2/15/2013	210,000	253,050
United Auto Group, Inc., 9.625%, 3/15/2012	140,000	154,700
Venetian Casino Resort LLC, 11.0%, 6/15/2010	160,000	182,600
VICORP Restaurants, Inc., 10.5%, 4/15/2011	90,000	90,450
Virgin River Casino Corp., 144A, 9.0%, 1/15/2012	15,000	15,600
Visteon Corp.:
7.0%, 3/10/2014	190,000	181,450
8.25%, 8/1/2010	90,000	94,275
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	130,000	138,450
Williams Scotsman, Inc., 9.875%, 6/1/2007	270,000	270,000
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011	120,000	119,400
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	320,000	316,800
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	165,000	168,300

	Principal Amount ($)(f)	Value ($)
Young Broadcasting, Inc., 8.75%, 1/15/2014	210,000	211,575

		12,538,984

Consumer Staples 0.2%
Agrilink Foods, Inc., 11.875%, 11/1/2008	15,000	15,619
Church & Dwight Co., Inc., 144A, 6.0%, 12/15/2012	85,000	86,487
Duane Reade, Inc.:
144A, 1.0%**, 12/15/2010	70,000	71,050
144A, 9.75%, 8/1/2011	175,000	159,250
North Atlantic Holding, Inc., Step-up Coupon, 0% to 3/1/2008, 12.25% to 3/1/2014	70,000	28,700
Pierre Foods, Inc., 144A, 9.875%, 7/15/2012	35,000	36,225
Pinnacle Foods Holding Corp., 144A, 8.25%, 12/1/2013	195,000	185,737
Prestige Brands, Inc., 144A, 9.25%, 4/15/2012	15,000	15,938
Revlon Consumer Products Corp., 9.0%, 11/1/2006	160,000	158,400
Rite Aid Corp., 11.25%, 7/1/2008	30,000	32,550
Standard Commercial Corp., 8.0%, 4/15/2012	80,000	82,200
Swift & Co., 12.5%, 1/1/2010	150,000	169,500
Wornick Co., 10.875%, 7/15/2011	65,000	70,525

		1,112,181

Energy 0.7%
Avista Corp., 9.75%, 6/1/2008	115,000	133,338
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	345,000	410,064
Chesapeake Energy Corp.:
6.875%, 1/15/2016	100,000	104,750
9.0%, 8/15/2012	140,000	159,950
CITGO Petroleum Corp., 144A, 6.0%, 10/15/2011	60,000	59,700
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	15,000	14,438
7.125%, 5/15/2018	215,000	191,619
7.625%, 10/15/2026	55,000	47,781
144A, 9.875%, 7/15/2010	185,000	206,737
Edison Mission Energy, 7.73%, 6/15/2009	410,000	440,750
El Paso Production Holding Corp., 7.75%, 6/1/2013	175,000	183,312
Enterprise Products Operating LP, 7.5%, 2/1/2011	793,000	899,099
Mission Resources Corp., 9.875%, 4/1/2011	155,000	165,463
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	195,000	197,925
NGC Corp. Capital Trust, 8.316%, 6/1/2027	100,000	84,875
Pemex Project Funding Master Trust, 144A, 3.79%, 6/15/2010**	805,000	825,930
Southern Natural Gas, 8.875%, 3/15/2010	105,000	117,600
Stone Energy Corp.:
144A, 6.75%, 12/15/2014	90,000	89,775
8.25%, 12/15/2011	215,000	232,200
Williams Cos., Inc.:
8.125%, 3/15/2012	215,000	248,325

	Principal Amount ($)(f)	Value ($)
8.75%, 3/15/2032	100,000	114,875

		4,928,506

Financials 3.4%
AAC Group Holding Corp., 144A, Step-up Coupon, 0% to 10/1/2008, 10.25% to 10/1/2012	130,000	87,425
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	235,000	244,987
Ahold Finance USA, Inc., 6.25%, 5/1/2009	105,000	109,200
American General Finance Corp., Series H, 4.0%, 3/15/2011	1,774,000	1,720,434
AmeriCredit Corp., 9.25%, 5/1/2009	235,000	252,037
BF Saul (REIT), 7.5%, 3/1/2014	145,000	149,350
Capital One Bank, 4.875%, 5/15/2008	70,000	71,891
Dow Jones CDX:
144A, Series 3-1, 7.75%, 12/29/2009	955,000	981,859
144A, Series 3-3, 8.0%, 12/29/2009	2,065,000	2,117,916
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	250,000	268,750
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	255,000	300,788
FINOVA Group, Inc., 7.5%, 11/15/2009	1,390,650	681,418
Ford Motor Credit Co.:
5.8%, 1/12/2009	792,000	809,536
6.875%, 2/1/2006	2,293,000	2,362,249
General Motors Acceptance Corp.:
6.75%, 1/15/2006	3,910,000	4,011,191
6.875%, 9/15/2011	305,000	312,562
Goldman Sachs Group, Inc., 4.75%, 7/15/2013	745,000	737,204
HSBC Bank USA, 5.875%, 11/1/2034	550,000	556,929
JPMorgan Chase & Co., 5.125%, 9/15/2014	570,000	573,739
LNR Property Corp., 7.625%, 7/15/2013	75,000	85,125
Morgan Stanley, 4.0%, 1/15/2010	676,000	668,321
Poster Financial Group, Inc., 8.75%, 12/1/2011	160,000	164,400
PXRE Capital Trust I, 8.85%, 2/1/2027	140,000	140,000
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	150,000	124,500
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	65,000	77,188
Radnor Holdings Corp., 11.0%, 3/15/2010	70,000	60,025
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	1,500,000	1,473,135
Republic New York Corp., 5.875%, 10/15/2008	985,000	1,048,414
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	45,000	47,813
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	185,000	162,337
UGS Corp., 144A, 10.0%, 6/1/2012	115,000	130,813
Universal City Development, 11.75%, 4/1/2010	180,000	212,625
Universal City Florida Holding Co., 144A, 7.2%**, 5/1/2010	65,000	67,600
Venoco, Inc., 144A, 8.75%, 12/15/2011	70,000	72,100

	Principal Amount ($)(f)	Value ($)
Wells Fargo & Co., 4.2%, 1/15/2010	1,118,000	1,122,544

		22,006,405

Health Care 0.7%
AmeriPath, Inc., 10.5%, 4/1/2013	110,000	116,875
AmerisourceBergen Corp., 7.25%, 11/15/2012	11,000	12,293
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	145,000	145,725
Curative Health Services, Inc., 10.75%, 5/1/2011	95,000	85,025
Encore Medical Corp., 144A, 9.75%, 10/1/2012	85,000	85,850
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009	145,000	149,713
Health Care Service Corp., 144A, 7.75%, 6/15/2011	2,695,000	3,153,155
HEALTHSOUTH Corp., 10.75%, 10/1/2008	230,000	242,650
IDI Acquisition Corp., 144A, 10.75%, 12/15/2011	50,000	51,250
InSight Health Services Corp., Series B, 9.875%, 11/1/2011	105,000	106,050
Interactive Health LLC, 144A, 7.75%, 4/1/2011	105,000	91,350
National Mentor, Inc., 144A, 9.625%, 12/1/2012	20,000	21,250
Tenet Healthcare Corp., 6.375%, 12/1/2011	555,000	514,762

		4,775,948

Industrials 1.0%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	140,000	153,300
Allied Security Escrow Corp., 144A, 11.375%, 7/15/2011	135,000	141,075
Allied Waste North America, Inc., Series B, 5.75%, 2/15/2011	575,000	540,500
AMI Semiconductor, Inc., 10.75%, 2/1/2013	45,000	52,875
Avondale Mills, Inc., 144A, 9.00%**, 7/1/2012	30,000	27,000
BAE System 2001 Asset Trust “B”, Series 2001, 144A, 7.156%, 12/15/2011	309,509	335,952
Browning-Ferris Industries:
7.4%, 9/15/2035	70,000	61,250
9.25%, 5/1/2021	15,000	15,975
Cenveo Corp., 7.875%, 12/1/2013	185,000	172,050
Clean Harbors, Inc., 144A, 11.25%, 7/15/2012	30,000	33,600
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	260,000	279,500
Collins & Aikman Products, 10.75%, 12/31/2011	165,000	168,300
Continental Airlines, Inc. “B”, 8.0%, 12/15/2005	140,000	136,500
Cornell Companies, Inc., 10.75%, 7/1/2012	185,000	197,719
Corrections Corp. of America, 9.875%, 5/1/2009	150,000	166,500
Dana Corp., 7.0%, 3/1/2029	210,000	209,475
Eagle-Picher Industries, Inc., 9.75%, 9/1/2013	30,000	30,000
Erico International Corp., 8.875%, 3/1/2012	120,000	126,000

	Principal Amount ($)(f)	Value ($)
Evergreen International Aviation, Inc., 12.0%, 5/15/2010	40,000	30,300
Goodman Global Holding Co., Inc., 144A, 7.875%, 12/15/2012	205,000	202,950
Interface, Inc., 10.375%, 2/1/2010	60,000	69,000
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	230,000	259,900
Kansas City Southern:
7.5%, 6/15/2009	370,000	388,500
9.5%, 10/1/2008	100,000	113,625
Kinetek, Inc., Series D, 10.75%, 11/15/2006	260,000	254,150
Laidlaw International, Inc., 10.75%, 6/15/2011	70,000	81,725
Millennium America, Inc.:
7.625%, 11/15/2026	270,000	265,950
9.25%, 6/15/2008	190,000	216,125
Remington Arms Co., Inc., 10.5%, 2/1/2011	125,000	120,625
Sea Containers Ltd., 10.5%, 5/15/2012	45,000	47,362
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	145,000	145,000
Ship Finance International Ltd., 8.5%, 12/15/2013	175,000	180,250
SPX Corp.:
6.25%, 6/15/2011	55,000	58,025
7.5%, 1/1/2013	210,000	227,850
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	70,000	70,525
10.375%, 7/1/2012	160,000	179,200
Texas Genco LLC, 144A, 6.875%, 12/15/2014	170,000	175,737
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	60,000	70,200
United Rentals North America, Inc.:
6.5%, 2/15/2012	155,000	151,125
7.0%, 2/15/2014	120,000	112,200
7.75%, 11/15/2013	80,000	78,400
Westlake Chemical Corp., 8.75%, 7/15/2011	16,000	18,080

		6,364,375

Information Technology 0.1%
Activant Solutions, Inc., 10.5%, 6/15/2011	150,000	161,250
Itron, Inc., 144A, 7.75%, 5/15/2012	105,000	106,837
Lucent Technologies, Inc., 6.45%, 3/15/2029	425,000	384,625
Spheris, Inc., 144A, 11.0%, 12/15/2012	85,000	87,125

		739,837

Materials 0.9%
Aqua Chemical, Inc., 11.25%, 7/1/2008	155,000	124,000
ARCO Chemical Co., 9.8%, 2/1/2020	685,000	780,900
Associated Materials, Inc., Step-up Coupon, 0% to 3/01/2009, 11.25% to 3/01/2014	375,000	270,000
Caraustar Industries, Inc., 9.875%, 4/1/2011	140,000	151,900
Constar International, Inc., 11.0%, 12/1/2012	170,000	176,375

	Principal Amount ($)(f)	Value ($)
Dayton Superior Corp.:
10.75%, 9/15/2008	145,000	155,150
13.0%, 6/15/2009	325,000	338,000
Georgia-Pacific Corp.:
8.0%, 1/15/2024	365,000	423,400
9.375%, 2/1/2013	185,000	215,525
Hercules, Inc.:
6.75%, 10/15/2029	115,000	118,738
11.125%, 11/15/2007	85,000	101,150
Huntsman Advanced Materials, 144A, 11.0%, 7/15/2010	100,000	119,000
Huntsman International LLC:
144A, 7.375%, 1/1/2015	50,000	50,125
144A, 7.5%, 1/1/2015 EUR	30,000	40,777
Huntsman LLC, 11.625%, 10/15/2010	200,000	236,500
IMC Global, Inc., 10.875%, 8/1/2013	35,000	43,750
Intermet Corp., 9.75%, 6/15/2009*	55,000	26,950
International Steel Group, Inc., 6.5%, 4/15/2014	295,000	316,387
MMI Products, Inc., Series B, 11.25%, 4/15/2007	130,000	131,950
Neenah Corp., 144A, 11.0%, 9/30/2010	250,000	276,250
Omnova Solutions, Inc., 11.25%, 6/1/2010	210,000	236,250
Owens-Brockway Glass Container, 8.25%, 5/15/2013	55,000	60,500
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	30,000	18,900
Pliant Corp.:
Step-up Coupon, 0.% to 12/15/2006, 11.125% to 6/15/2009	25,000	23,094
11.125%, 9/1/2009	180,000	196,200
Portola Packaging, Inc., 8.25%, 2/1/2012	120,000	94,800
Rockwood Specialties Group, Inc., 144A, 7.625%, 11/15/2014	220,000	307,632
Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	85,000	87,550
TriMas Corp., 9.875%, 6/15/2012	385,000	408,100
United States Steel LLC:
9.75%, 5/15/2010	133,000	151,620
10.75%, 8/1/2008	60,000	70,650

		5,752,123

Telecommunication Services 1.0%
American Cellular Corp., Series B, 10.0%, 8/1/2011	505,000	433,037
American Tower Corp., 144A, 7.125%, 10/15/2012	85,000	86,913
AT&T Corp.:
9.05%, 11/15/2011	175,000	201,469
9.75%, 11/15/2031	170,000	202,937
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	825,000	876,534
BellSouth Corp., 5.2%, 9/15/2014	610,000	621,725
Cincinnati Bell, Inc., 8.375%, 1/15/2014	580,000	587,250
Dobson Cellular Systems, Inc., 144A, 6.96%**, 11/1/2011	35,000	36,225
Dobson Communications Corp., 8.875%, 10/1/2013	165,000	115,912
GCI, Inc., 7.25%, 2/15/2014	120,000	120,000

	Principal Amount ($)(f)	Value ($)
Insight Midwest LP, 9.75%, 10/1/2009	35,000	36,663
IWO Escrow Co., 144A, 6.32%**, 1/15/2012	15,000	15,113
LCI International, Inc., 7.25%, 6/15/2007	220,000	213,950
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011	85,000	76,925
MCI, Inc., 8.735%, 5/1/2014	560,000	602,000
Nextel Communications, Inc., 5.95%, 3/15/2014	105,000	108,675
Nextel Partners, Inc., 8.125%, 7/1/2011	130,000	144,300
Northern Telecom Capital, 7.875%, 6/15/2026	60,000	59,400
PanAmSat Corp., 144A, 9.0%, 8/15/2014	300,000	334,875
Qwest Corp.:
7.25%, 9/15/2025	480,000	466,800
144A, 7.875%, 9/1/2011	180,000	195,300
Qwest Services Corp.:
144A, 14.0%, 12/15/2010	70,000	84,175
144A, 14.5%, 12/15/2014	430,000	543,950
Rural Cellular Corp., 9.875%, 2/1/2010	120,000	122,100
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	55,000	46,338
Triton PCS, Inc., 8.5%, 6/1/2013	35,000	33,775
Ubiquitel Operating Co., 9.875%, 3/1/2011	25,000	28,063
US Unwired, Inc., Series B, 10.0%, 6/15/2012	170,000	191,675
Western Wireless Corp., 9.25%, 7/15/2013	30,000	32,625

		6,618,704

Utilities 1.3%
AES Corp., 144A, 8.75%, 5/15/2013	35,000	39,769
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	75,000	83,813
Calpine Corp.:
8.25%, 8/15/2005	144,000	145,440
144A, 8.5%, 7/15/2010	215,000	184,362
CMS Energy Corp., 8.5%, 4/15/2011	20,000	22,725
Consumers Energy Co.:
Series F, 4.0%, 5/15/2010	1,245,000	1,222,849
144A, 5.0%, 2/15/2012	975,000	992,519
DPL, Inc., 6.875%, 9/1/2011	280,000	305,797
Midwest Generation LLC, 8.75%, 5/1/2034	80,000	90,800
NorthWestern Corp., 144A, 5.875%, 11/1/2014	55,000	56,263
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	525,000	572,250
Pedernales Electric Cooperative, Series 02-A, 144A, 6.202%, 11/15/2032	1,050,000	1,129,674
Progress Energy, Inc., 6.75%, 3/1/2006	1,275,000	1,323,011
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	155,000	176,894
10.0%, 10/1/2009	165,000	195,112
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	85,000	90,738

	Principal Amount ($)(f)	Value ($)
Xcel Energy, Inc., 7.0%, 12/1/2010	1,780,000	2,006,469

		8,638,485

Total Corporate Bonds (Cost $72,042,402)		73,475,548

Foreign Bonds — US$ Denominated 5.3%
Consumer Discretionary 0.2%
Advertising Directory Solutions, Inc., 144A, 9.25%, 11/15/2012	110,000	115,500
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	235,000	265,550
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	245,000	281,750
Shaw Communications, Inc.:
7.25%, 4/6/2011	60,000	66,150
8.25%, 4/11/2010	415,000	472,062
Vicap SA, 11.375%, 5/15/2007	25,000	25,313
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	85,000	88,188
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	200,000	193,500

		1,508,013

Consumer Staples 0.1%
Burns Philip Capital Property Ltd., 10.75%, 2/15/2011	140,000	157,500
Fage Dairy Industry SA, 9.0%, 2/1/2007	230,000	231,150
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	50,000	52,250

		440,900

Energy 0.3%
Gazprom OAO, 144A, 9.625%, 3/1/2013	300,000	354,000
Luscar Coal Ltd., 9.75%, 10/15/2011	105,000	119,175
Petroleos Mexicanos, Series P, 9.5%, 9/15/2027	450,000	567,000
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	624,002	711,362
Secunda International Ltd., 144A, 9.76%**, 9/1/2012	140,000	137,200

		1,888,737

Financials 1.9%
Arcel Finance Ltd., 144A, 5.984%, 2/1/2009	954,930	986,261
Conproca SA de CV, 12.0%, 6/16/2010	100,000	126,000
Deutsche Telekom International Finance BV:
8.5%, 6/15/2010	240,000	285,930
8.75%, 6/15/2030	1,149,000	1,517,206
Eircom Funding, 8.25%, 8/15/2013	155,000	171,275
Endurance Specialty Holdings Ltd., 7.0%, 7/15/2034	195,000	200,791
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	1,115,000	1,118,255
Mizuho Financial Group, 8.375%, 12/29/2049	1,865,000	2,043,853
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	175,000	158,813
QBE Insurance Group Ltd., 144A, 5.647%**, 7/1/2023	1,155,000	1,134,412

	Principal Amount ($)(f)	Value ($)
Royal Bank of Scotland Group PLC, Series 3, 7.816%, 11/29/2049	1,045,000	1,086,640
Westfield Capital Corp., 144A, 4.375%, 11/15/2010	3,475,000	3,436,987

		12,266,423

Health Care 0.0%
Biovail Corp., 7.875%, 4/1/2010	110,000	113,850
Elan Financial PLC, 144A, 7.75%, 11/15/2011	30,000	31,950

		145,800

Industrials 0.3%
CP Ships Ltd., 10.375%, 7/15/2012	170,000	196,137
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	235,000	250,275
11.75%, 6/15/2009	85,000	86,594
12.5%, 6/15/2012	98,000	114,415
LeGrand SA, 8.5%, 2/15/2025	130,000	153,400
Stena AB:
144A, 7.0%, 12/1/2016	55,000	54,450
9.625%, 12/1/2012	95,000	107,350
Tyco International Group SA:
6.875%, 1/15/2029	481,000	550,991
7.0%, 6/15/2028	484,000	562,716

		2,076,328

Information Technology 0.1%
Flextronics International Ltd., 144A, 6.25%, 11/15/2014	190,000	188,100
Magnachip Semiconductor SA:
144A, 6.875%, 12/15/2011	70,000	72,100
144A, 8.0%, 12/15/2014	65,000	67,763

		327,963

Materials 1.0%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	125,000	128,438
Avecia Group PLC, 11.0%, 7/1/2009	385,000	396,550
Cascades, Inc.:
7.25%, 2/15/2013	225,000	238,500
144A, 7.25%, 2/15/2013	10,000	10,600
Celulosa Arauco y Constitucion SA, 7.75%, 9/13/2011	435,000	504,480
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	200,000	199,000
Citigroup Global (Severstal), 8.625%, 2/24/2009	24,000	24,098
Crown Euro Holdings SA, 10.875%, 3/1/2013	125,000	147,812
ISPAT Inland ULC, 9.75%, 4/1/2014	150,000	185,250
Rhodia SA, 8.875%, 6/1/2011	150,000	151,125
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	1,735,000	1,927,774
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	85,000	92,863
Sociedad Concesionaria Autopista Central, 144A, 6.223%, 12/15/2026	2,015,000	2,114,460
Tembec Industries, Inc., 8.5%, 2/1/2011	620,000	623,100

		6,744,050

	Principal Amount ($)(f)	Value ($)
Sovereign Bonds 0.9%
Dominican Republic, 9.04%, 1/23/2013	100,000	83,750
Federative Republic of Brazil:
8.875%, 10/14/2019	215,000	226,610
9.25%, 10/22/2010	280,000	313,040
11.0%, 8/17/2040	310,000	367,815
Government of Ukraine, 7.65%, 6/11/2013	300,000	320,400
Republic of Argentina:
Series BGLO, 8.375%, 12/20/2049*	595,000	193,375
11.75%, 4/7/2009*	515,000	175,100
11.75%, 6/15/2015*	475,000	160,312
Republic of Bulgaria, 8.25%, 1/15/2015	300,000	377,220
Republic of Colombia:
10.75%, 1/15/2013	50,000	59,750
11.75%, 2/25/2020	40,000	51,400
Republic of Ecuador, Step-up Coupon 8.0% to 8/15/2005, 9.0% to 8/15/2006, 10.0% to 8/15/2030	170,000	146,625
Republic of Philippines, 9.375%, 1/18/2017	270,000	280,463
Republic of Turkey:
7.25%, 3/15/2015	135,000	138,712
9.0%, 6/30/2011	20,000	22,850
9.5%, 1/15/2014	45,000	53,100
11.75%, 6/15/2010	300,000	376,500
11.875%, 1/15/2030	260,000	374,400
Republic of Venezuela:
9.25%, 9/15/2027	140,000	147,700
10.75%, 9/19/2013	270,000	323,325
Russian Federation:
Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	400,000	413,760
11.0%, 7/24/2018	230,000	321,586
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	60,000	50,598
United Mexican States:
Series A, 6.75%, 9/27/2034	375,000	370,312
8.375%, 1/14/2011	125,000	146,813
11.375%, 9/15/2016	270,000	398,520

		5,894,036

Telecommunication Services 0.5%
Alestra SA de RL de CV, 8.0%, 6/30/2010	35,000	29,663
America Movil SA de CV, 144A, 5.75%, 1/15/2015	790,000	788,198
Axtel SA, 11.0%, 12/15/2013	200,000	215,500
Embratel, Series B, 11.0%, 12/15/2008	145,000	165,300
Esprit Telecom Group PLC, 11.5%, 12/15/2007*	630,000	63
Global Crossing UK Finance, 144A, 10.75%, 12/15/2014	160,000	158,000
Inmarsat Finance PLC, 7.625%, 6/30/2012	160,000	166,400
Innova S. de R.L., 9.375%, 9/19/2013	100,000	113,750
INTELSAT, 6.5%, 11/1/2013	200,000	182,000
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	315,000	329,569
Mobifon Holdings BV, 12.5%, 7/31/2010	65,000	77,106

	Principal Amount ($)(f)	Value ($)
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	110,000	112,200
Nortel Networks Corp., 6.875%, 9/1/2023	260,000	244,400
Nortel Networks Ltd., 6.125%, 2/15/2006	580,000	590,150
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	115,000	113,850

		3,286,149

Utilities 0.0%
Calpine Canada Energy Finance, 8.5%, 5/1/2008	345,000	282,900

Total Foreign Bonds — US$ Denominated (Cost $34,707,820)		34,861,299

Foreign Bonds — Non US$ Denominated 0.7%
Consumer Discretionary 0.0%
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 EUR	80,000	109,284
Industrials 0.1%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	185,000	269,063
Materials 0.0%
Rhodia SA, 9.25%, 6/1/2011 EUR	115,000	159,049
Sovereign Bonds 0.6%
Mexican Bonds:
Series M-20, 8.0%, 12/7/2023 MXN	2,750,000	192,675
Series MI-10, 8.0%, 12/19/2013 MXN	44,797,000	3,579,500
Republic of Argentina:
Series FEB, 11.0%, 2/26/2008* EUR	80,000	31,806
Step-up Coupon, 8.25% to 7/16/2006, 9.0% to 7/6/2010* EUR	180,000	71,565
Republic of Colombia, 11.75%, 3/1/2010 COP	131,000,000	57,081
Republic of Romania, 5.75%, 7/2/2010 EUR	110,000	163,318

		4,095,945

Total Foreign Bonds — Non US$ Denominated (Cost $4,469,099)		4,633,341

Asset Backed 2.9%
Automobile Receivables 0.2%
Daimler Chrysler Auto Trust “A4”, Series 2002-A, 4.49%, 10/6/2008	672,000	676,146
MMCA Automobile Trust:
“A4”, Series 2002-4, 3.05%, 11/16/2009	700,000	697,937
“B”, Series 2002-1, 5.37%, 1/15/2010	327,711	331,095

		1,705,178

	Principal Amount ($)(f)	Value ($)
Home Equity Loans 2.4%
Argent NIM Trust “A”, Series 2004-WN2, 144A, 4.55%, 4/25/2034	396,093	396,861
Countrywide Asset-Backed Certificates, “N1”, Series 2004-2N, 144A, 5.0%, 2/25/2035	639,347	636,189
Countrywide Home Equity Loan Trust:
Series 2004-C, 2.32%**, 1/15/2034	1,352,885	1,350,007
“2A”, Series 2004-D, 2.35%**, 6/15/2029	1,651,283	1,651,282
Countrywide Home Loan:
“A16”, Series 2002-36, 5.25%, 1/25/2033	250,507	250,389
“1A6”, Series 2003-1, 5.5%, 3/25/2033	352,932	353,882
Long Beach Asset Holdings Corp., “N1”, Series 2004-2, 144A, 4.94%, 6/25/2034	1,640,741	1,636,639
Master Alternative Loan Trust, “5A1”, Series 2005-1, 5.5%, 1/1/2019 (c)	1,290,000	1,326,886
Merrill Lynch Mortgage Investors, Inc., “A2B”, Series 2004-HE2, 2.798%**, 8/25/2035	1,840,000	1,841,291
Park Place Securities NIM Trust:
“A”, Series 2004-MHQ1, 144A, 2.487%, 12/25/2034	1,293,605	1,293,605
“C”, Series 2004-MHQ1, 144A, 4.458%, 12/25/2034	1,445,000	1,445,000
Park Place Securities Trust, “B”, Series 2004-WHQ1, 144A, 3.483%, 9/25/2034	1,555,000	1,552,667
Residential Asset Securities Corp., “AI6”, Series 2000-KS1, 7.905%, 2/25/2031	1,741,772	1,814,561

		15,549,259

Industrials 0.3%
Delta Air Lines, Inc., “G-2”, Series 2002-1, 6.417%, 7/2/2012	868,000	906,126
Northwest Airlines, “G”, Series 1999-3, 7.935%, 4/1/2019	804,126	880,155

		1,786,281

Total Asset Backed (Cost $19,104,253)		19,040,718

US Government Agency Sponsored Pass-Throughs 1.0%
Federal National Mortgage Association:
5.0% with various maturities from 6/1/2018 until 3/1/2034	3,965,751	3,965,028
6.0%, 11/1/2017	818,371	859,089
6.5% with various maturities from 5/1/2017 until 9/1/2034	1,503,946	1,579,834
8.0%, 9/1/2015	304,995	324,394

Total US Government Agency Sponsored Pass-Throughs (cost $6,728,364)		6,728,345

US Government Backed 3.4%
US Treasury Bill, 1.56%**, 1/20/2005 (e)	30,000	29,975

	Principal Amount ($)(f)	Value ($)
US Treasury Bond:
6.0%, 2/15/2026	6,507,000	7,453,820
7.25%, 5/15/2016	3,396,000	4,250,838
7.5%, 11/15/2016	240,000	306,703
US Treasury Note:
3.25%, 1/15/2009	9,449,000	9,367,058
4.25%, 11/15/2013	970,000	976,101

Total US Government Backed (Cost $21,765,475)		22,384,495

Commercial and Non-Agency Mortgage-Backed Securities 2.3%
Bank of America Mortgage Securities, “2A6”, Series 2004-G, 4.657%**, 8/25/2034	2,275,000	2,308,576
Bank of America-First Union Commercial Mortgage, Inc., “A1”, Series 2001-3, 4.89%, 4/11/2037	753,626	770,617
Citigroup Mortgage Loan Trust, Inc., “1CB2”, Series 2004-NCM2, 6.75%, 8/25/2034	249,145	259,655
Countrywide Alternative Loan Trust, “1A1”, Series 2004-J1, 6.0%, 2/25/2034	552,355	559,991
Countrywide Home Loans, “A5”, Series 2002-27, 5.5%, 12/25/2032	631,480	631,825
First Union-Lehman Brothers Commercial Mortgae, “A3”, Series 1997-C1, 7.38%, 4/18/2029	1,639,701	1,744,730
Master Adjustable Rate Mortgages Trust, “9A2”, Series 2004-5, 4.88%**, 6/25/2032	1,200,000	1,203,475
Master Alternative Loan Trust:
“3A1”, Series 2004-5, 6.5%, 6/25/2034	319,168	332,234
“8A1”, Series 2004-3, 7.0%, 4/25/2034	621,960	649,753
Master Asset Securitization Trust, “8A1”, Series 2003-6, 5.5%, 7/25/2033	1,107,927	1,116,929
Mortgage Capital Funding, Inc., “A3”, Series 1997-MC1, 7.288%, 7/20/2027	1,152,161	1,191,259
Residential Asset Securities Corp., “AI”, Series 2003-KS9, 4.71%, 3/25/2033	1,845,000	1,874,116
Structured Asset Securities Corp., “2A1”, Series 2003-1, 6.0%, 2/25/2018	105,819	109,787
Wachovia Bank Commercial Mortgage Trust, “A5”, Series 2004-C11, 5.215%, 1/15/2041	1,097,000	1,129,422
Washington Mutual Mortgage Securities Corp.:
“A7, Series 2004-AR9, 4.267%, 8/25/2034	1,098,000	1,098,865
“4A1”, Series 2002-S7, 4.5%, 11/25/2032	204,173	204,567

Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $15,222,370)		15,185,801

Collateralized Mortgage Obligations 7.1%
Fannie Mae, “A1”, Series 2002-93, 6.5%, 3/25/2032	479,385	497,038

	Principal Amount ($)(f)	Value ($)
Fannie Mae Grantor Trust:
“1A3”, Series 2004-T2, 7.0%, 11/25/2043	562,651	596,233
“A2”, Series 2002-T16, 7.0%, 7/25/2042	1,315,416	1,393,927
Fannie Mae Whole Loan:
“3A2B”, Series 2003-W10, 3.056%, 7/25/2037	1,250,000	1,240,246
“1A3”, Series 2004-W1, 4.49%, 11/25/2043	1,195,000	1,200,508
“2A”, Series 2002-W1, 7.5%, 2/25/2042	866,549	925,744
“5A”, Series 2004-W2, 7.5%, 3/25/2044	1,718,056	1,839,049
Federal Home Loan Mortgage Corp.:
“PV”, Series 2726, 3.5%, 4/15/2026	1,645,000	1,640,101
“QC”, Series 2694, 3.5%, 9/15/2020	1,900,000	1,888,295
“NB”, Series 2750, 4.0%, 12/15/2022	1,558,000	1,555,936
“ME”, Series 2691, 4.5%, 4/15/2032	3,040,000	2,908,995
“PE”, Series 2727, 4.5%, 7/15/2032	1,250,000	1,191,966
“QH”, Series 2694, 4.5%, 3/15/2032	2,990,000	2,880,253
“PE”, Series 2777, 5.0%, 4/15/2033	2,365,000	2,348,994
“PQ”, Series 2844, 5.0%, 5/15/2023	2,220,000	2,287,088
“QC”, Series 2836, 5.0%, 9/15/2022	2,220,000	2,279,616
“TE”, Series 2780, 5.0%, 1/15/2033	1,685,000	1,675,349
“PE”, Series 2512, 5.5%, 2/15/2022	420,000	436,118
“BD”, Series 2453, 6.0%, 5/15/2017	2,250,000	2,347,692
Federal National Mortgage Association:
“NE”, Series 2004-52, 4.5%, 7/25/2033	1,118,000	1,062,241
“QG”, Series 2004-29, 4.5%, 12/25/2032	1,245,000	1,183,932
“WB”, Series 2003-106, 4.5%, 10/25/2015	1,870,000	1,897,847
“A2”, Series 2002-W10, 4.7%, 8/25/2042	13,886	13,874
“KY”, Series 2002-55, 4.75%, 4/25/2028	138,093	137,873
“1A3”, Series 2003-W19, 4.783%, 11/25/2033	1,175,000	1,181,965
“PD”, Series 2002-31, 6.0%, 11/25/2021	6,500,000	6,721,396
“PM”, Series 2001-60, 6.0%, 3/25/2030	555,004	562,179
“HM”, Series 2002-36, 6.5%, 12/25/2029	111,715	113,051
FHLMC Structured Pass-Through Securities, “3A”, Series T-58, 7.0%, 9/25/2043	871,147	922,327
Government National Mortgage Association, “PD”, Series 2004-30, 5.0%, 2/20/2033	1,115,000	1,109,851

Total Collateralized Mortgage Obligations (Cost $45,449,574)		46,039,684

	Principal Amount ($)(f)	Value ($)
Municipal Investments 1.9%
Broward County, FL, Airport Revenue, Airport Systems Revenue, Series J-2, 6.13%, 10/1/2007 (d)	1,000,000	1,062,080
Illinois, Higher Education Revenue, Educational Facilities Authority, Series C, 7.1%, 7/1/2012 (d)	1,000,000	1,156,040
Mashantucket, CT, Special Assessment Revenue, Western Pequot Tribe Special Revenue, Series A, 144A, 6.57%, 9/1/2013 (d)	1,285,000	1,410,030
New York, General Obligation, Environmental Facilities Corp., Series B, 4.95%, 1/1/2013 (d)	1,895,000	1,933,260
Ohio, Sales & Special Tax Revenue, 7.6%, 10/1/2016 (d)	1,000,000	1,081,940
Passaic County, NJ, County General Obligation, 5.0%, 2/15/2017 (d)	1,735,000	1,727,886
Texas, American Campus Properties Student Housing Financing Ltd, 6.125%, 8/1/2023 (d)	1,040,000	1,109,857
Union County, NJ, Improvement Authority, Student Loan Revenue, 5.29%, 4/1/2018 (d)	1,185,000	1,208,807
Washington, Industrial Development Revenue, 3.5%, 10/1/2010 (d)	1,840,000	1,766,529

Total Municipal Investments (Cost $12,310,926)		12,456,429

Government National Mortgage Association 0.4%
Government National Mortgage Association:
5.0%, 9/20/2033	1,053,108	1,054,020
6.0%, 7/20/2034	1,637,251	1,696,008

Total Government National Mortgage Association (Cost $2,727,906)		2,750,028

	Shares	Value ($)
Other Investments 0.1%
Hercules Trust II (Bond Unit) (Cost $398,781)	510,000	428,400
Exchange Traded Fund 0.1%
Semiconductor HOLDRs Trust (Cost $843,677)	24,200	807,312
Cash Equivalents 3.2%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $21,146,078)	21,146,078	21,146,078

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $585,559,850) (a)	99.7	652,892,616
Other Assets and Liabilities, Net	0.3	1,657,614

Net Assets	100.0	654,550,230

Notes to Scudder Total Return Portfolio of Investments

*	Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount		Acquisition Cost	Value
Esprit Telecom Group PLC	11.5	12/15/2007	630,000	USD	$640,458	$63
Intermet Corp.	9.75	6/15/2009	55,000	USD	22,550	26,950
Oxford Automotive, Inc.	12	10/15/2010	30,000	USD	14,325	18,900
Republic of Argentina:
	8.375	12/20/2049	595,000	USD	189,508	193,375
	9	7/6/2010	180,000	EUR	70,101	71,565
	11	2/26/2008	80,000	EUR	31,417	31,806
	11.75	4/7/2009	515,000	USD	170,525	175,100
	11.75	6/15/2015	475,000	USD	157,766	160,312
Trump Holdings & Funding	12.625	3/15/2010	120,000	USD	130,500	129,900

					$1,427,150	$807,971

**	Floating rate notes are securities whose yields vary with a designed market value, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of December 31, 2004.

(a)	The cost for federal income tax purposes was $592,425,338. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $60,467,278. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $68,448,883 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,981,605.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	When-issued of forward delivery security (see Notes to Financial Statements).

(d)	Bond is insured by one of these companies:

Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	0.5
FGIC	Financial Guaranty Insurance Company	0.3
FSA	Financial Security Assurance	0.7
MBIA	Municipal Bond Investors Assurance	0.4

(e)	December 31, 2004, this security has been pledged to cover, in whole or part, initial margin requirements for open future contracts.

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
Russell 2000	3/17/2005	2	655,784	653,950	(1,834)

(f)	Principal amount stated in US dollars unless otherwise noted.

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

ADR:	American Depositary Receipts

PIK:	Denotes that all or a portion of the income is paid in kind.

REIT:	Real Estate Investment Trust

HOLDRs:	Holding Company Depositary Receipts

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

Currency Abbreviations
COP	Colombian Peso
EUR	Euro
MXN	Mexican Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $564,413,772)	$631,746,538
Investment in Scudder Cash Management QP Trust (cost $21,146,078)	21,146,078
Total investments in securities, at value (cost $585,559,850)	652,892,616
Cash	39,710
Foreign currency, at value (cost $39,896)	40,789
Receivable for investments sold	1,340,611
Dividends receivable	578,618
Interest receivable	2,976,490
Receivable for Portfolio shares sold	16,775
Unrealized appreciation on forward foreign currency exchange contracts	127,902
Receivable for daily variation margin on open futures contracts	450
Foreign taxes recoverable	2,988
Other assets	17,537
Total assets	658,034,486
Liabilities
Payable for investments purchased	496,312
Payable for when-issued and forward delivery securities	1,332,798
Payable for Portfolio shares redeemed	984,908
Unrealized depreciation on forward foreign currency exchange contracts	227,351
Net payable on closed forward foreign currency exchange contracts	5,293
Accrued management fee	319,427
Other accrued expenses and payables	118,167
Total liabilities	3,484,256

Net assets, at value	$654,550,230

Net Assets
Net assets consist of:
Undistributed net investment income	13,460,556
Net unrealized appreciation (depreciation) on:
Investments	67,332,766
Futures	(1,834)
Foreign currency related transactions	(94,375)
Accumulated net realized gain (loss)	(83,333,181)
Paid-in capital	657,186,298

Net assets, at value	$654,550,230

Class A
Net Asset Value, offering and redemption price per share ($621,557,263 ÷ 27,789,320 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$22.37
Class B
Net Asset Value, offering and redemption price per share ($32,992,967 ÷ 1,477,597 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$22.33

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $112)	$5,902,441
Interest	12,315,633
Interest — Scudder Cash Management QP Trust	244,726
Securities lending income, including income from Daily Assets Fund Institutional	372
Total Income	18,463,172
Expenses:
Management fee	3,670,402
Custodian fees	39,230
Distribution service fees (Class B)	66,432
Record keeping fees (Class B)	34,972
Auditing	22,235
Legal	25,057
Trustees’ fees and expenses	26,175
Reports to shareholders	105,061
Other	33,337
Total expenses, before expense reductions	4,022,901
Expense reductions	(6,817)
Total expenses, after expense reductions	4,016,084

Net investment income (loss)	14,447,088

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	39,747,609
Futures	176,115
Foreign currency related transactions	(11,382)
39,912,342
Net unrealized appreciation (depreciation) during the period on:
Investments	(12,074,667)
Futures	(1,834)
Foreign currency related transactions	(94,879)
(12,171,380)

Net gain (loss) on investment transactions	27,740,962

Net increase (decrease) in net assets resulting from operations	$42,188,050

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,447,088	$12,222,026
Net realized gain (loss) on investment transactions	39,912,342	(15,813,854)
Net unrealized appreciation (depreciation) on investment and foreign currency transactions during the period	(12,171,380)	112,165,816
Net increase (decrease) in net assets resulting from operations	42,188,050	108,573,988
Distributions to shareholders from:
Net investment income
Class A	(10,706,370)	(19,941,338)
Class B	(287,648)	(91,069)
Portfolio share transactions:
Class A
Proceeds from shares sold	8,149,762	10,694,541
Reinvestment of distributions	10,706,370	19,941,338
Cost of shares redeemed	(94,301,996)	(90,416,600)
Net increase (decrease) in net assets from Class A share transactions	(75,445,864)	(59,780,721)
Class B
Proceeds from shares sold	12,535,568	19,711,965
Reinvestment of distributions	287,648	91,069
Cost of shares redeemed	(2,353,690)	(1,167,522)
Net increase (decrease) in net assets from Class B share transactions	10,469,526	18,635,512
Increase (decrease) in net assets	(33,782,306)	47,396,372
Net assets at beginning of period	688,332,536	640,936,164

Net assets at end of period (including undistributed net investment income of $13,460,556 and $10,239,991, respectively)	$654,550,230	$688,332,536

Other Information
Class A
Shares outstanding at beginning of period	31,305,397	34,306,666
Shares sold	380,053	549,966
Shares issued to shareholders in reinvestment of distributions	499,597	1,101,123
Shares redeemed	(4,395,727)	(4,652,358)
Net increase (decrease) in Portfolio shares	(3,516,077)	(3,001,269)
Shares outstanding at end of period	27,789,320	31,305,397
Class B
Shares outstanding at beginning of period	988,869	43,090
Shares sold	584,945	999,072
Shares issued to shareholders in reinvestment of distributions	13,398	5,023
Shares redeemed	(109,615)	(58,316)
Net increase (decrease) in Portfolio shares	488,728	945,779

Shares outstanding at end of period	1,477,597	988,869

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$21.32	$18.66	$22.57	$25.91	$28.82
Income (loss) from investment operations:
Net investment income (loss)[c]	.47	.37	.47	.61	.74
Net realized and unrealized gain (loss) on investment transactions	.93	2.90	(3.81)	(2.20)	(1.40)

Total from investment operations	1.40	3.27	(3.34)	(1.59)	(.66)

Less distributions from:
Net investment income	(.35)	(.61)	(.57)	(.80)	(.90)
Net realized gains on investment transactions	—	—	—	(.95)	(1.35)
Total distributions	(.35)	(.61)	(.57)	(1.75)	(2.25)

Net asset value, end of period	$22.37	$21.32	$18.66	$22.57	$25.91

Total Return (%)	6.64	18.10	(15.17)	(6.09)	(2.63)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	622	667	640	861	851
Ratio of expenses (%)	.59	.59	.58	.58	.61
Ratio of net investment income (loss) (%)	2.18	1.88	2.32	2.63	2.75
Portfolio turnover rate (%)	131 [d]	102 [d]	140	115	107

[a]	As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.

[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[c]	Based on average shares outstanding during the period.

[d]	The portfolio turnover rate including mortgage dollar roll transactions was 140% and 108% for the periods ended December 31, 2004 and December 31, 2003, respectively.

Class B

Years Ended December 31,	2004		2003		2002[a]
Selected Per Share Data
Net asset value, beginning of period	$21.28		$18.64		$19.46
Income (loss) from investment operations:
Net investment income (loss)[b]	.39		.28		.18
Net realized and unrealized gain (loss) on investment transactions	.92		2.92		(1.00)

Total from investment operations	1.31		3.20		(.82)

Less distributions from:
Net investment income	(.26)		(.56)		—

Net asset value, end of period	$22.33		$21.28		$18.64

Total Return (%)	6.26		17.66		(4.21	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33		21		.8
Ratio of expenses (%)	.97		.99		.86	*
Ratio of net investment income (loss) (%)	1.80		1.48		1.96	*
Portfolio turnover rate (%)	131	[c]	102	[c]	140

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

[c]	The portfolio turnover rate including mortgage dollar roll transactions was 140% and 108% for the periods ended December 31, 2004 and December 31, 2003, respectively.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

SVS Davis Venture Value Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio is subject to stock market and equity risks, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Davis Venture Value Portfolio from 5/1/2001 to 12/31/2004

☐ SVS Davis Venture Value Portfolio — Class A ☐ Russell 1000 Value Index

Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results

SVS Davis Venture Value Portfolio		1-Year	3-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,183	$12,227	$11,616
	Average annual total return	11.83%	6.93%	4.17%
Russell 1000 Value Index	Growth of $10,000	$11,649	$12,796	$12,233
	Average annual total return	16.49%	8.57%	5.65%

SVS Davis Venture Value Portfolio			1-Year	Life of Class**
Class B	Growth of $10,000		$11,142	$13,505
	Average annual total return		11.42%	12.76%
Russell 1000 Value Index	Growth of $10,000		$11,649	$13,438
	Average annual total return		16.49%	12.55%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

SVS Davis Venture Value Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,071.90	$1,070.00
Expenses Paid per $1,000*	$5.32	$7.33

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,020.07	$1,018.12
Expenses Paid per $1,000*	$5.18	$7.15

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Davis Venture Value Portfolio	1.02%	1.40%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

SVS Davis Venture Value Portfolio

For the year ended December 31, 2004, the portfolio returned 11.83% (Class A shares, unadjusted for contract charges), compared with its benchmark, the Russell 1000 Value Index, which returned 16.49%. Looking at large US stocks in 2004, value outperformed growth, with the Russell 1000 Value Index beating its counterpart 16.49% to 6.30%. This trend benefited the portfolio with its value focus.

Important contributors to and detractors from the portfolio’s performance relative to the S&P 500 index over the course of the year include:

All of the portfolio’s consumer staples holdings performed well, including Altria Group, Inc. and Costco Wholesale Corp.

Whereas in 2003 the portfolio’s large financial services holdings were the most important contributors to strong performance, in 2004 the portfolio’s financial service holdings trailed the S&P 500 by a small margin. Although American Express Co., CenterPoint Properties Corp., Golden West Financial Corp. and Loews Corp. turned in strong performances, other financial holdings turned in weaker performances, including Fifth Third Bancorp, Transatlantic Holdings, Inc. and Marsh & McLennan Companies, Inc. (down since being purchased in June).

In general, information technology companies underperformed the broader market in 2004. The portfolio benefited by having only limited exposure to information technology companies.

Other positive contributors to performance included Tyco International Ltd., an industrials company, and ConocoPhillips, an energy company. Other notable detractors from performance included Rentokil Initial PLC, an industrial company, down since being acquired in January, and health care companies Pfizer (no longer held) and Eli Lilly & Co.

Christopher C. Davis

Kenneth Charles Feinberg

Co-Managers

Davis Selected Advisers, L.P., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio is subject to stock market and equity risks, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

In this report Davis Selected Advisers makes candid statements and observations regarding economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the investment strategies will be successful. Market values will vary so that an investor may experience a gain or a loss.

Portfolio Summary

SVS Davis Venture Value Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	94%	93%
Cash Equivalents	6%	7%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Financials	50%	55%
Consumer Staples	12%	13%
Industrials	9%	8%
Energy	9%	7%
Consumer Discretionary	7%	4%
Materials	5%	5%
Health Care	4%	5%
Information Technology	3%	3%
Telecommunication Services	1%	—

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 7. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Davis Venture Value Portfolio

	Shares	Value ($)
Common Stocks 94.0%
Consumer Discretionary 7.0%
Household Durables 0.0%
Hunter Douglas NV	900	48,016
Internet & Catalog Retail 0.6%
IAC/InterActiveCorp.* (d)	67,800	1,872,636
Media 5.6%
Comcast Corp. “A”*	361,200	11,861,808
Gannett Co., Inc.	21,000	1,715,700
Lagardere S.C.A.	54,700	3,948,036
WPP Group PLC (ADR) (d)	20,700	1,131,255

		18,656,799

Specialty Retail 0.8%
AutoZone, Inc.*	31,400	2,867,134
Consumer Staples 11.7%
Beverages 2.3%
Diageo PLC (ADR)	83,300	4,821,404
Heineken Holding NV “A”	95,600	2,891,260

		7,712,664

Food & Staples Retailing 3.2%
Costco Wholesale Corp.	216,700	10,490,447
Food Products 0.9%
Hershey Foods Corp.	55,600	3,088,024
Tobacco 5.3%
Altria Group, Inc.	290,600	17,755,660
Energy 8.4%
Energy Equipment & Services 0.7%
Transocean, Inc.*	53,600	2,272,104
Oil & Gas 7.7%
ConocoPhillips	88,660	7,698,348
Devon Energy Corp.	165,600	6,445,152
EOG Resources, Inc.	70,400	5,023,744
Occidental Petroleum Corp.	116,300	6,787,268

		25,954,512

Financials 47.1%
Banks 12.1%
Fifth Third Bancorp. (d)	86,500	4,089,720
Golden West Financial Corp.	153,800	9,446,396
HSBC Holdings PLC	631,210	10,652,259
Lloyds TSB Group PLC (ADR) (d)	77,800	2,862,262
Takefuji Corp.	37,900	2,563,160
Wells Fargo & Co.	172,600	10,727,090

		40,340,887

Capital Markets 1.0%
Morgan Stanley	47,500	2,637,200
State Street Corp.	15,500	761,360

		3,398,560

	Shares	Value ($)
Consumer Finance 7.3%
American Express Co.	407,100	22,948,226
Providian Financial Corp.*	91,500	1,507,005

		24,455,231

Diversified Financial Services 7.9%
Citigroup, Inc.	216,700	10,440,606
JPMorgan Chase & Co.	269,484	10,512,571
Moody’s Corp.	48,200	4,186,170
Principal Financial Group, Inc.	30,300	1,240,482

		26,379,829

Insurance 17.1%
American International Group, Inc.	228,700	15,018,729
Aon Corp. (d)	96,800	2,309,648
Berkshire Hathaway, Inc. “B”*	5,005	14,694,680
Chubb Corp.	13,100	1,007,390
Loews Corp.	89,100	6,263,730
Markel Corp.*	900	327,600
Marsh & McLennan Companies, Inc.	107,900	3,549,910
Progressive Corp.	104,300	8,848,812
Sun Life Financial, Inc. (d)	18,200	610,428
Transatlantic Holdings, Inc.	71,437	4,416,950

		57,047,877

Real Estate 1.7%
CenterPoint Properties Corp. (REIT)	121,600	5,823,424
Health Care 4.0%
Health Care Providers & Services 2.6%
Cardinal Health, Inc.	75,500	4,390,325
HCA, Inc.	109,200	4,363,632

		8,753,957

Pharmaceuticals 1.4%
Eli Lilly & Co.	55,700	3,160,975
Novartis AG (Registered)	28,500	1,436,153

		4,597,128

Industrials 8.5%
Air Freight & Logistics 0.8%
United Parcel Service, Inc. “B”	32,800	2,803,088
Commercial Services & Supplies 3.8%
D&B Corp.*	49,900	2,976,535
H&R Block, Inc.	106,300	5,208,700
Iron Mountain, Inc.*	102,700	3,131,323
Rentokil Initial PLC	446,600	1,266,850

		12,583,408

Industrial Conglomerates 3.9%
Tyco International Ltd.	364,462	13,025,872
Information Technology 2.7%
Communications Equipment 0.3%
Nokia Oyj (ADR)	62,600	980,942
Computers & Peripherals 1.4%
Lexmark International, Inc. “A”*	53,400	4,539,000
Software 1.0%
Microsoft Corp.	127,700	3,410,867

	Shares	Value ($)
Materials 4.1%
Construction Materials 1.3%
Martin Marietta Materials, Inc.	42,500	2,280,550
Vulcan Materials Co.	42,400	2,315,464

		4,596,014

Containers & Packaging 2.8%
Sealed Air Corp.*	174,700	9,306,269
Telecommunication Services 0.5%
Wireless Telecommunication Services
SK Telecom Co., Ltd. (ADR) (d)	71,600	1,593,100

Total Common Stocks (Cost $248,054,008)		314,353,449

	Shares	Value ($)
Securities Lending Collateral 3.1%
Daily Assets Fund Institutional, 2.25% (c)(e) (Cost $10,435,680)	10,435,680	10,435,680
Cash Equivalents 6.1%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $20,428,223)	20,428,223	20,428,223

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $278,917,911) (a)	103.2	345,217,352
Other Assets and Liabilities, Net	(3.2)	(10,679,504)

Net Assets	100.0	334,537,848

Notes to SVS Davis Venture Value Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $279,729,834. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $65,487,518. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $69,049,069 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,561,551.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	All or a portion of these securities were on loan (see Notes to Financials Statements). The value of all securities loaned at December 31, 2004 amounted to $10,214,640, which is 3.1% of total net assets.

(e)	Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $248,054,008) — including $10,214,640 of securities loaned	$314,353,449
Investment in Daily Assets Fund Institutional (cost $10,435,680)*	10,435,680
Investment in Scudder Cash Management QP Trust (cost $20,428,223)	20,428,223
Total investments in securities, at value (cost $278,917,911)	345,217,352
Cash	13,265
Foreign currency, at value (cost $161,215)	171,550
Dividends receivable	496,277
Interest receivable	35,289
Receivable for Portfolio shares sold	106,501
Foreign taxes recoverable	4,518
Other assets	11,523

Total assets	346,056,275

Liabilities
Payable for investments purchased	620,008
Payable upon return of securities loaned	10,435,680
Payable for Portfolio shares redeemed	63,713
Accrued management fee	264,732
Other accrued expenses and payables	134,294

Total liabilities	11,518,427

Net assets, at value	$334,537,848

Net Assets
Net assets consist of:
Undistributed net investment income	1,834,272
Net unrealized appreciation (depreciation) on:
Investments	66,299,441
Foreign currency related transactions	10,800
Accumulated net realized gain (loss)	(7,976,396)
Paid-in capital	274,369,731

Net assets, at value	$334,537,848

Class A
Net Asset Value, offering and redemption price per share ($268,490,495 ÷ 23,386,408 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.48
Class B
Net Asset Value, offering and redemption price per share ($66,047,353 ÷ 5,765,180 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.46

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $116,150)	$4,881,133
Interest — Scudder Cash Management QP Trust	266,599
Securities lending income, including income from Daily Assets Fund Institutional	19,265

Total Income	5,166,997

Expenses:
Management fee	2,725,496
Custodian and accounting fees	130,028
Distribution service fees (Class B)	121,863
Record keeping fees (Class B)	61,763
Auditing	73,419
Legal	38,402
Trustee’s fees and expenses	4,000
Reports to shareholders	54,191
Registration fees	63
Other	5,924
Total expenses, before expense reductions	3,215,149
Expense reductions	(3,045)
Total expenses, after expense reductions	3,212,104

Net investment income (loss)	1,954,893

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	(1,151,700)
Foreign currency related transactions	(6,282)

(1,157,982)

Net unrealized appreciation (depreciation) during the period on:
Investments	32,675,903
Foreign currency related transactions	10,800

32,686,703

Net gain (loss) on investment transactions	31,528,721

Net increase (decrease) in net assets resulting from operations	$33,483,614

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,954,893	$1,171,027
Net realized gain (loss) on investment transactions	(1,157,982)	(1,944,206)
Net unrealized appreciation (depreciation) on investment transactions during the period	32,686,703	53,830,899
Net increase (decrease) in net assets resulting from operations	33,483,614	53,057,720
Distributions to shareholders from:
Net investment income
Class A	(1,002,743)	(926,268)
Class B	(15,708)	(13,751)
Portfolio share transactions:
Class A
Proceeds from shares sold	39,970,621	27,361,668
Reinvestment of distributions	1,002,743	926,268
Cost of shares redeemed	(19,163,185)	(15,951,017)
Net increase (decrease) in net assets from Class A share transactions	21,810,179	12,336,919
Class B
Proceeds from shares sold	32,936,634	24,216,184
Reinvestment of distributions	15,708	13,751
Cost of shares redeemed	(2,151,840)	(50,102)
Net increase (decrease) in net assets from Class B share transactions	30,800,502	24,179,833
Increase (decrease) in net assets	85,075,844	88,634,453
Net assets at beginning of period	249,462,004	160,827,551

Net assets at end of period (including undistributed net investment income of $1,834,272 and $964,815, respectively)	$334,537,848	$249,462,004

Other Information
Class A
Shares outstanding at beginning of period	21,351,155	20,031,383
Shares sold	3,746,952	3,122,880
Shares issued to shareholder in reinvestment of distributions	93,978	122,360
Shares redeemed	(1,805,677)	(1,925,468)
Net increase (decrease) in Portfolio shares	2,035,253	1,319,772

Shares outstanding at end of period	23,386,408	21,351,155

Class B
Shares outstanding at beginning of period	2,848,268	100,387
Shares sold	3,116,302	2,751,475
Shares issued to shareholder in reinvestment of distributions	1,471	1,817
Shares redeemed	(200,861)	(5,411)
Net increase (decrease) in Portfolio shares	2,916,912	2,747,881

Shares outstanding at end of period	5,765,180	2,848,268

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$10.31	$7.99	$9.50	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.08	.06	.05	.03
Net realized and unrealized gain (loss) on investment transactions	1.14	2.31	(1.55)	(.53)

Total from investment operations	1.22	2.37	(1.50)	(.50)

Less distributions from:
Net investment income	(.05)	(.05)	(.01)	—

Net asset value, end of period	$11.48	$10.31	$7.99	$9.50

Total Return (%)	11.83	29.84	(15.79)	(5.00	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	268	220	160	109
Ratio of expenses (%)	1.05	1.01	1.02	1.09	*
Ratio of net investment income (loss) (%)	.74	.62	.62	.48	*
Portfolio turnover rate (%)	3	7	22	15	*

[a]	For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004		2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$10.29		$7.98	$8.52
Income (loss) from investment operations:
Net investment income (loss)[b]	.04		.02	.04
Net realized and unrealized gain (loss) on investment transactions	1.13		2.32	(.58)

Total from investment operations	1.17		2.34	(.54)

Less distributions from:
Net investment income	—	***	(.03)	—

Net asset value, end of period	$11.46		$10.29	$7.98

Total Return (%)	11.42		29.42	(6.34	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66		29	.8
Ratio of expenses (%)	1.44		1.40	1.27	*
Ratio of net investment income (loss) (%)	.36		.23	1.06	*
Portfolio turnover rate (%)	3		7	22

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

Performance Summary December 31, 2004

SVS Dreman Financial Services Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Additionally, this Portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Dreman Financial Services Portfolio from 5/4/1998 to 12/31/2004

☐	SVS Dreman Financial Services Portfolio — Class A

☐	S&P 500 Index

☐	S&P Financial Index

The Standard & Poor’s (S&P) Financial Index is an unmanaged index generally representative of the financial stock market. The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

SVS Dreman Financial Services Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,200	$13,130	$15,870	$14,735
	Average annual total return	12.00%	9.50%	9.68%	5.99%
S&P 500 Index	Growth of $10,000	$11,088	$11,115	$8,902	$12,038
	Average annual total return	10.88%	3.59%	-2.30%	2.82%
S&P Financial Index	Growth of $10,000	$11,089	$12,403	$14,195	$14,420
	Average annual total return	10.89%	7.44%	7.26%	5.64%

SVS Dreman Financial Services Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$11,150	$13,177
	Average annual total return			11.50%	11.65%
S&P 500 Index	Growth of $10,000			$11,088	$12,800
	Average annual total return			10.88%	10.38%
S&P Financial Index	Growth of $10,000			$11,089	$12,953
	Average annual total return			10.89%	10.90%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 4, 1998. Index returns begin April 30, 1998. Total returns would have been lower for the 5-Year and Life of Portfolio periods for Class A shares if the Portfolio’s expenses were not maintained.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

SVS Dreman Financial Services Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,098.50	$1,096.10
Expenses Paid per $1,000*	$4.45	$6.43

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,020.82	$1,018.93
Expenses Paid per $1,000*	$4.29	$6.19

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Dreman Financial Services Portfolio	.85%	1.22%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

SVS Dreman Financial Services Portfolio

Financial stocks posted strong gains in 2004, keeping pace with the broader stock market. The portfolio (Class A shares, unadjusted for contract charges) posted a total return of 12.00%, outperforming the 10.88% return of its benchmark, the Standard & Poor’s 500, for the year ended December 31, 2004.

Individual stock selection proved more important than sub-sector positioning during the fiscal period ended December 31, 2004. The portfolio’s top performers all were among its 10 largest holdings, including Bank of America Corp., American Express Co. and Freddie Mac. Bank of America rebounded steadily from temporary lows sustained after the company’s ultimately successful bid to acquire FleetBoston at a substantial premium was announced in October 2003. American Express Co., benefited from increased customer credit card spending, higher balances and improved travel sales. Mortgage giant Freddie Mac, continued to recover from losses suffered after an investigation into the company’s accounting practices was launched nearly two years ago. To date, no evidence of illegal action of any kind has been found.

Other portfolio holdings, unfortunately, did not fare as well. Mortgage provider Fannie Mae declined when its accounting practices came under investigation and were deemed improper by the SEC. Citigroup also suffered when, after a breach of securities regulations, it was forced to shut down its private banking business in Japan. We are disappointed by these events. However, the issuers have taken steps to address this situation and we expect the stocks to recover as the controversies abate.

We thank you for your continued investment. We will remain true to our contrarian philosophy of investing, in hopes of adding more value for shareholders over time.

David N. Dreman F. James Hutchinson

Lead Manager Portfolio Manager

Dreman Value Management, L.L.C., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Additionally, this portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Standard & Poor’s (S&P) Financial Index is an unmanaged index generally representative of the financial stock market. The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Dreman Financial Services Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	100%	96%
Cash Equivalents	—	4%
	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Banks	45%	46%
Diversified Financial Services	28%	30%
Insurance	13%	18%
Capital Markets	9%	2%
Consumer Finance	5%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Dreman Financial Services Portfolio

	Shares	Value ($)
Common Stocks 99.9%
Financials 99.9%
Banks 44.7%
Bank of America Corp.	276,120	12,974,879
Banknorth Group, Inc.	52,511	1,921,903
Golden West Financial Corp.	35,500	2,180,410
Independence Community Bank Corp.	15,800	672,764
KeyCorp	188,055	6,375,064
Mercantile Bankshares Corp.	40,500	2,114,100
National Bank of Canada	152,350	6,301,770
National City Corp.	59,631	2,239,144
PNC Financial Services Group	64,740	3,718,666
Popular, Inc.	98,000	2,825,340
Regions Financial Corp.	80,172	2,853,321
Sovereign Bancorp, Inc.	120,875	2,725,731
Sterling Financial Corp.*	1,034	40,595
US Bancorp	190,120	5,954,558
Wachovia Corp.	86,140	4,530,964
Washington Mutual, Inc.	284,932	12,046,925
Wells Fargo & Co.	48,610	3,021,112

		72,497,246

Capital Markets 8.6%
Bear Stearns Companies, Inc.	20,640	2,111,678
Franklin Resources, Inc.	20,910	1,456,382
Goldman Sachs Group, Inc.	19,700	2,049,588
Lehman Brothers Holdings, Inc.	20,700	1,810,836
Merrill Lynch & Co., Inc.	54,550	3,260,453
Morgan Stanley	57,980	3,219,050
Piper Jaffray Companies, Inc.*	1,842	88,324

		13,996,311

Consumer Finance 5.1%
American Express Co.	116,450	6,564,286
SLM Corp.	30,230	1,613,980

		8,178,266

	Shares	Value ($)
Diversified Financial Services 28.2%
Allied Capital Corp. (d)	77,495	2,002,471
CIT Group, Inc.	54,390	2,492,150
Citigroup, Inc.	137,300	6,615,114
Fannie Mae	136,480	9,718,741
Freddie Mac	249,305	18,373,778
JPMorgan Chase & Co.	165,024	6,437,586

		45,639,840

Insurance 13.2%
Allstate Corp.	39,595	2,047,855
American International Group, Inc.	233,173	15,312,471
Chubb Corp.	23,030	1,771,007
Prudential Financial, Inc.	18,390	1,010,714
St. Paul Travelers Companies, Inc.	32,705	1,212,374

		21,354,421

Real Estate 0.1%
Government Properties Trust, Inc. (REIT)	22,800	224,808

Total Common Stocks (Cost $121,124,627)		161,890,892

Securities Lending Collateral 1.1%
Daily Assets Fund Institutional, 2.25% (c) (e) (Cost $1,834,875)	1,834,875	1,834,875
Cash Equivalents 0.2%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $360,509)	360,509	360,509

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $123,320,011) (a)	101.2	164,086,276
Other Assets and Liabilities, Net	(1.2)	(1,939,904)

Net Assets	100.0	162,146,372

Notes to SVS Dreman Financial Services Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $123,969,302. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $40,116,974. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $42,366,596 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,249,622.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Instutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	A portion of this security was on loan. The value of the security loaned at December 31, 2004 amounted to $1,806,216, which is 1.1% of net assets.

(e)	Represents collateral held in connection with securities lending.

REIT:	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $121,124,627) — including $1,806,216 of securities loaned	$161,890,892
Investment in Daily Assets Fund Institutional (cost $1,834,875)*	1,834,875
Investment in Scudder Cash Management QP Trust (cost $360,509)	360,509
Total investments in securities, at value (cost $123,320,011)	164,086,276
Cash	10,000
Dividends receivable	143,670
Interest receivable	12,760
Receivable for Portfolio shares sold	25,266
Other assets	10,882

Total assets	164,288,854

Liabilities
Payable for Portfolio shares redeemed	133,197
Payable upon return of securities loaned	1,834,875
Accrued management fee	99,842
Other accrued expenses and payables	74,568

Total liabilities	2,142,482

Net assets, at value	$162,146,372

Net Assets
Net assets consist of:
Undistributed net investment income	2,663,849
Net unrealized appreciation (depreciation) on:
Investments	40,766,265
Foreign currency related transactions	1,558
Accumulated net realized gain (loss)	(6,301,571)
Paid-in capital	125,016,271

Net assets, at value	$162,146,372

Class A
Net Asset Value, offering and redemption price per share ($144,759,973 ÷ 10,645,952 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.60
Class B
Net Asset Value, offering and redemption price per share ($17,386,399 ÷ 1,281,273 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.57

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $33,086)	$4,022,501
Interest — Scudder Cash Management QP Trust	23,032
Securities lending income, including income from Daily Assets Fund Institutional	60,833

Total Income	4,106,366

Expenses:
Management fee	1,170,409
Custodian and accounting fees	68,365
Distribution service fees (Class B)	34,738
Record keeping fees (Class B)	18,000
Auditing	41,320
Legal	19,946
Trustees’ fees and expenses	636
Reports to shareholders	17,773
Total expenses, before expense reductions	1,371,187
Expense reductions	(1,896)
Total expenses, after expense reductions	1,369,291

Net investment income (loss)	2,737,075

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	1,312,903
Foreign currency related transactions	913

1,313,816

Net unrealized appreciation (depreciation) during the period on:
Investments	13,544,585
Foreign currency related transactions	971
13,545,556

Net gain (loss) on investment transactions	14,859,372

Net increase (decrease) in net assets resulting from operations	$17,596,447

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,737,075	$2,369,818
Net realized gain (loss) on investment transactions	1,313,816	(2,049,136)
Net unrealized appreciation (depreciation) on investment transactions during the period	13,545,556	32,205,547
Net increase (decrease) in net assets resulting from operations	17,596,447	32,526,229
Distributions to shareholders from:
Net investment income
Class A	(2,233,509)	(1,844,106)
Class B	(138,571)	(20,489)
Portfolio share transactions:
Class A
Proceeds from shares sold	9,238,024	11,621,806
Reinvestment of distributions	2,233,509	1,844,106
Cost of shares redeemed	(23,157,778)	(20,443,301)
Net increase (decrease) in net assets from Class A share transactions	(11,686,245)	(6,977,389)
Class B
Proceeds from shares sold	7,389,810	8,184,393
Reinvestment of distributions	138,571	20,489
Cost of shares redeemed	(1,105,504)	(298,889)
Net increase (decrease) in net assets from Class B share transactions	6,422,877	7,905,993
Increase (decrease) in net assets	9,960,999	31,590,238
Net assets at beginning of period	152,185,373	120,595,135

Net assets at end of period (including undistributed net investment income of $2,663,849 and $2,297,941, respectively)	$162,146,372	$152,185,373

Other Information
Class A
Shares outstanding at beginning of period	11,569,224	12,274,256
Shares sold	730,584	1,078,203
Shares issued to shareholders in reinvestment of distributions	176,982	200,228
Shares redeemed	(1,830,838)	(1,983,463)
Net increase (decrease) in Portfolio shares	(923,272)	(705,032)

Shares outstanding at end of period	10,645,952	11,569,224

Class B
Shares outstanding at beginning of period	771,080	39,762
Shares sold	586,845	755,394
Shares issued to shareholders in reinvestment of distributions	10,971	2,225
Shares redeemed	(87,623)	(26,301)
Net increase (decrease) in Portfolio shares	510,193	731,318

Shares outstanding at end of period	1,281,273	771,080

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$12.33	$9.79	$10.78	$11.53	$9.24
Income (loss) from investment operations:
Net investment income (loss)[b]	.23	.20	.15	.14	.19
Net realized and unrealized gain (loss) on investment transactions	1.23	2.50	(1.06)	(.71)	2.27

Total from investment operations	1.46	2.70	(.91)	(.57)	2.46

Less distributions from:
Net investment income	(.20)	(.16)	(.08)	(.13)	(.15)
Net realized gains on investment transactions	—	—	—	(.05)	(.02)
Total distributions	(.20)	(.16)	(.08)	(.18)	(.17)

Net asset value, end of period	$13.60	$12.33	$9.79	$10.78	$11.53

Total Return (%)	12.00	28.13	(8.51)	(4.86)	27.04[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	145	143	120	117	66
Ratio of expenses before expense reductions (%)	.84	.86	.83	.86	.91
Ratio of expenses after expense reductions (%)	.84	.86	.83	.86	.89
Ratio of net investment income (loss) (%)	1.79	1.84	1.44	1.31	2.01
Portfolio turnover rate (%)	8	7	13	22	13

[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$12.31	$9.78	$10.57
Income (loss) from investment operations:
Net investment income (loss)[b]	.18	.14	.06
Net realized and unrealized gain (loss) on investment transactions	1.22	2.53	(.85)

Total from investment operations	1.40	2.67	(.79)

Less distributions from:
Net investment income	(.14)	(.14)	—

Net asset value, end of period	$13.57	$12.31	$9.78

Total Return (%)	11.50	27.73	(7.47	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	9	.4
Ratio of expenses (%)	1.22	1.25	1.08	*
Ratio of net investment income (loss) (%)	1.41	1.45	1.33	*
Portfolio turnover rate (%)	8	7	13

[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

SVS Dreman High Return Equity Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Dreman High Return Equity Portfolio from 5/4/1998 to 12/31/2004

☐ SVS Dreman High Return Equity Portfolio — Class A

☐ S&P 500 Index

The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Yearly periods ended December 31

Comparative Results

SVS Dreman High Return Equity Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,395	$12,333	$16,369	$14,958
	Average annual total return	13.95%	7.24%	10.36%	6.23%
S&P 500 Index	Growth of $10,000	$11,088	$11,115	$8,902	$12,038
	Average annual total return	10.88%	3.59%	-2.30%	2.82%

SVS Dreman High Return Equity Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$11,353	$13,660
	Average annual total return			13.53%	13.27%
S&P 500 Index	Growth of $10,000			$11,088	$12,800
	Average annual total return			10.88%	10.38%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 4, 1998. Index returns begin April 30, 1998.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

SVS Dreman High Return Equity Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,108.70	$1,106.90
Expenses Paid per $1,000*	$4.19	$6.18

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,021.09	$1,019.20
Expenses Paid per $1,000*	$4.02	$5.93

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Dreman High Return Equity Portfolio	.79%	1.17%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

SVS Dreman High Return Equity Portfolio

We are pleased to announce that the portfolio (Class A shares, unadjusted for contract changes) posted a total return of 13.95% for the 12-month period ended December 31, 2004. The Class A shares of the portfolio also outperformed the 10.88% return of its benchmark, the Standard & Poor’s 500 Index. The portfolio also outperformed the S&P 500 in the three- and five-year periods ended December 31, 2004.

The portfolio’s two heaviest overweight positions relative to the benchmark S&P 500 — energy and tobacco companies — proved most advantageous. The strongest performance came from energy stocks, which were driven by historically high oil and natural gas prices. Among individual energy holdings, Transocean, Inc. a drilling company and diversified energy giants ConocoPhillips and Chevron Texaco Corp. were the largest gainers. In tobacco, increased sales and aggressive cost-cutting measures helped bolster profits of Reynolds American Inc., whose subsidiary R.J. Reynolds Tobacco Co. is one of the largest producers and marketers of cigarettes. Smokeless tobacco giant UST, Inc. benefited from increased sales and higher selling prices, which helped the company grow earnings beyond estimates. In order to lock in profits, we pared back the portfolio’s position in these stocks as they appreciated.

Financial and pharmaceutical stocks were the most troublesome for the portfolio this year. Merck & Co., Inc. declined dramatically after pulling its osteoarthritis drug, Vioxx from pharmacy shelves when a study linked the medication to a higher incidence of stroke and heart attack. Mortgage provider Fannie Mae declined when its accounting practices came under investigation and were deemed improper by the SEC. While we’re disappointed in the events that led to the declines in these holdings, we believe they are temporary setbacks. We continue to hold both stocks.

We’re pleased with the portfolio’s composition and believe it offers a great deal of value in the coming year. We thank you for your investment and look forward to continuing to serve your needs.

David N. Dreman

F. James Hutchinson

Co-Managers

Dreman Value Management L.L.C., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

TPortfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions. The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio Summary

SVS Dreman High Return Equity Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	92%	90%
Cash Equivalents	8%	10%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Financials	34%	32%
Consumer Staples	21%	21%
Health Care	17%	16%
Energy	14%	10%
Consumer Discretionary	8%	11%
Industrials	3%	4%
Information Technology	3%	5%
Utilities	—	1%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 27. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Dreman High Return Equity Portfolio

	Shares	Value ($)
Common Stocks 91.6%
Consumer Discretionary 7.1%
Automobiles 0.6%
Ford Motor Co.	345,000	5,050,800
Multiline Retail 0.9%
Federated Department Stores, Inc.	129,505	7,484,094
Specialty Retail 5.6%
Best Buy Co., Inc.	47,225	2,806,109
Borders Group, Inc.	712,900	18,107,660
Home Depot, Inc.	388,455	16,602,567
Staples, Inc.	334,165	11,264,702

		48,781,038

Consumer Staples 19.4%
Food & Staples Retailing 0.5%
Safeway, Inc.*	232,650	4,592,511
Tobacco 18.9%
Altria Group, Inc.	1,349,420	82,449,562
Imperial Tobacco Group (ADR)	95,145	5,256,761
Reynolds American, Inc. (c)	298,073	23,428,538
Universal Corp.	266,570	12,752,709
UST, Inc.	816,640	39,288,550

		163,176,120

Energy 12.6%
Energy Equipment & Services 0.7%
Transocean, Inc.*	154,200	6,536,538
Oil & Gas 11.9%
Apache Corp.	8,200	414,674
Burlington Resources, Inc.	6,400	278,400
Chevron Texaco Corp.	562,860	29,555,779
ConocoPhillips	465,823	40,447,411
Devon Energy Corp.	306,250	11,919,250
El Paso Corp.	846,510	8,803,704
EnCana Corp.	31,800	1,814,508
Kerr-McGee Corp.	120,300	6,952,137
Occidental Petroleum Corp.	44,279	2,584,122

		102,769,985

Financials 30.9%
Banks 13.0%
Bank of America Corp.	521,636	24,511,676
KeyCorp	335,280	11,365,992
PNC Financial Services Group	236,014	13,556,644
Sovereign Bancorp, Inc.	501,910	11,318,070
US Bancorp	265,700	8,321,724
Wachovia Corp.	140,000	7,364,000
Washington Mutual, Inc.	854,175	36,114,519

		112,552,625

Capital Markets 0.0%
Piper Jaffray Companies, Inc.*	2,657	127,403

Diversified Financial Services 15.0%
CIT Group, Inc.	89,100	4,082,562
Fannie Mae	652,073	46,434,118
Freddie Mac	1,000,341	73,725,132
JPMorgan Chase & Co.	132,864	5,183,025

		129,424,837

	Shares	Value ($)
Insurance 2.9%
American International Group, Inc.	331,300	21,756,471
St. Paul Travelers Companies, Inc.	98,405	3,647,874

		25,404,345

Health Care 15.9%
Health Care Equipment & Supplies 1.0%
Becton, Dickinson & Co.	145,055	8,239,124
Health Care Providers & Services 8.8%
AmerisourceBergen Corp.	218,000	12,792,240
Cardinal Health, Inc.	119,400	6,943,110
HCA, Inc.	296,200	11,836,152
Laboratory Corp. of America Holdings*	343,075	17,091,996
Medco Health Solutions, Inc.*	316,434	13,163,654
Quest Diagnostics, Inc.	145,550	13,907,303

		75,734,455

Pharmaceuticals 6.1%
Bristol-Myers Squibb Co.	875,560	22,431,847
Merck & Co., Inc.	360,195	11,576,667
Pfizer, Inc.	479,530	12,894,562
Schering-Plough Corp.	134,905	2,816,817
Wyeth	75,775	3,227,257

		52,947,150

Industrials 2.6%
Industrial Conglomerates
General Electric Co.	209,350	7,641,275
Tyco International Ltd.	415,005	14,832,279

		22,473,554

Information Technology 3.1%
IT Consulting & Services
Electronic Data Systems Corp.	1,147,840	26,515,104
Utilities 0.0%
Gas Utilities
NiSource, Inc.	5,303	120,802

Total Common Stocks (Cost $637,942,324)		791,930,485

Securities Lending Collateral 2.3%
Daily Assets Fund Institutional, 2.25% (d) (e) (Cost $19,806,450)	19,806,450	19,806,450
Cash Equivalents 8.0%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $68,968,040)	68,968,040	68,968,040

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $726,716,814) (a)	101.9	880,704,975
Other Assets and Liabilities, Net	(1.9)	(16,463,874)

Net Assets	100.0	864,241,101

Notes to SVS Dreman High Return Equity Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $727,953,999. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $152,750,976. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $194,020,894 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $41,269,918.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	A portion of this security was on loan (see Notes to Financial Statements). The value of the security loaned at December 31, 2004 amounted to $19,352,752, which is 2.2% of net assets.

(d)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents collateral held in connection with securities lending.

At December 31, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Net Unrealized Appreciation (Depreciation) ($)
S&P 500 Index Future	3/17/2005	121	35,911,288	36,714,425	803,137

ADR: American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $637,942,324) — including $19,352,752 of securities loaned	$791,930,485
Investment in Daily Assets Fund Institutional (cost $19,806,450)*	19,806,450
Investment in Scudder Cash Management QP Trust (cost $68,968,040)	68,968,040
Total investments in securities, at value (cost $726,716,814)	880,704,975
Cash	7,297
Margin deposit	3,000,000
Dividends receivable	1,722,982
Interest receivable	123,092
Receivable for Portfolio shares sold	109,312
Other assets	24,681

Total assets	885,692,339

Liabilities
Payable for Portfolio shares redeemed	876,789
Payable upon return of securities loaned	19,806,450
Payable for daily variation margin on open futures contracts	30,250
Accrued management fee	512,877
Other accrued expenses and payables	224,872

Total liabilities	21,451,238

Net assets, at value	$864,241,101

Net Assets
Net assets consist of:
Undistributed net investment income	14,597,599
Net unrealized appreciation (depreciation) on:
Investments	153,988,161
Futures	803,137
Accumulated net realized gain (loss)	(21,350,049)
Paid-in capital	716,202,253

Net assets, at value	$864,241,101

Class A
Net Asset Value, offering and redemption price per share ($746,974,983 ÷ 59,052,129 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.65
Class B
Net Asset Value, offering and redemption price per share ($117,266,118 ÷ 9,286,484 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.63

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $18,050)	$20,328,943
Interest — Scudder Cash Management QP Trust	955,273
Securities lending income, including income from Daily Assets Fund Institutional	11,345

Total Income	21,295,561

Expenses:
Management fee	5,664,121
Custodian and accounting fees	168,365
Distribution service fees (Class B)	230,719
Record keeping fees (Class B)	121,434
Auditing	41,147
Legal	17,553
Trustees’ fees and expenses	12,577
Reports to shareholders	137,634
Registration fees	610
Other	26,773

Total expenses, before expense reductions	6,420,933
Expense reductions	(6,809)

Total expenses, after expense reductions	6,414,124

Net investment income (loss)	14,881,437

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	6,959,277
Futures	4,188,252

11,147,529

Net unrealized appreciation (depreciation) during the period on:
Investments	80,273,108
Futures	(1,410,615)
78,862,493

Net gain (loss) on investment transactions	90,010,022

Net increase (decrease) in net assets resulting from operations	$104,891,459

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,881,437	$12,351,057
Net realized gain (loss) on investment transactions	11,147,529	10,010,852
Net unrealized appreciation (depreciation) on investment transactions during the period	78,862,493	149,662,562
Net increase (decrease) in net assets resulting from operations	104,891,459	172,024,471
Distributions to shareholders from:
Net investment income
Class A	(11,297,007)	(11,229,274)
Class B	(1,021,598)	(193,827)
Portfolio share transactions:
Class A
Proceeds from shares sold	38,718,500	51,591,121
Reinvestment of distributions	11,297,007	11,229,274
Cost of shares redeemed	(55,620,546)	(50,121,722)
Net increase (decrease) in net assets from Class A share transactions	(5,605,039)	12,698,673
Class B
Proceeds from shares sold	42,816,407	52,862,147
Reinvestment of distributions	1,021,598	193,827
Cost of shares redeemed	(4,506,330)	(584,554)
Net increase (decrease) in net assets from Class B share transactions	39,331,675	52,471,420
Increase (decrease) in net assets	126,299,490	225,771,463
Net assets at beginning of period	737,941,611	512,170,148

Net assets at end of period (including undistributed net investment income of $14,597,599 and $12,034,767, respectively)	$864,241,101	$737,941,611

Other Information
Class A
Shares outstanding at beginning of period	59,527,655	58,214,359
Shares sold	3,370,933	5,422,760
Shares issued to shareholders in reinvestment of distributions	1,011,370	1,398,415
Shares redeemed	(4,857,829)	(5,507,879)
Net increase (decrease) in Portfolio shares	(475,526)	1,313,296

Shares outstanding at end of period	59,052,129	59,527,655

Class B
Shares outstanding at beginning of period	5,819,055	251,123
Shares sold	3,763,080	5,599,747
Shares issued to shareholders in reinvestment of distributions	91,377	24,108
Shares redeemed	(387,028)	(55,923)
Net increase (decrease) in Portfolio shares	3,467,429	5,567,932

Shares outstanding at end of period	9,286,484	5,819,055

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$11.29	$8.76	$10.81	$10.77	$8.96
Income (loss) from investment operations:
Net investment income (loss)[b]	.23	.20	.21	.19	.26
Net realized and unrealized gain (loss) on investment transactions	1.32	2.53	(2.13)	(.01)	2.25

Total from investment operations	1.55	2.73	(1.92)	.18	2.51

Less distributions from:
Net investment income	(.19)	(.20)	(.09)	(.14)	(.20)
Net realized gains on investment transactions	—	—	(.04)	—	(.50)
Total distributions	(.19)	(.20)	(.13)	(.14)	(.70)

Net asset value, end of period	$12.65	$11.29	$8.76	$10.81	$10.77

Total Return (%)	13.95	32.04	(18.03)	1.69	30.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	747	672	510	443	168
Ratio of expenses before expense reductions (%)	.78	.79	.79	.82	.85
Ratio of expenses after expense reductions (%)	.78	.79	.79	.82	.84
Ratio of net investment income (loss) (%)	1.96	2.14	2.21	1.78	2.85
Portfolio turnover rate (%)	9	18	17	16	37

[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$11.27	$8.75	$9.57
Income (loss) from investment operations:
Net investment income (loss)[b]	.18	.16	.18
Net realized and unrealized gain (loss) on investment transactions	1.33	2.53	(1.00)

Total from investment operations	1.51	2.69	(.82)

Less distributions from:
Net investment income	(.15)	(.17)	—

Net asset value, end of period	$12.63	$11.27	$8.75

Total Return (%)	13.53	31.60	(8.57	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	117	66	2
Ratio of expenses (%)	1.16	1.18	1.05	*
Ratio of net investment income (loss) (%)	1.58	1.75	4.30	*
Portfolio turnover rate (%)	9	18	17

[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

SVS Dreman Small Cap Value Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk. Stocks of small companies involve greater risk, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more-established companies. This may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Dreman Small Cap Value Portfolio from 5/1/1996 to 12/31/2004

☐ SVS Dreman Small Cap Value Portfolio — Class A ☐ Russell 2000 Value Index

The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Yearly periods ended December 31

Comparative Results

SVS Dreman Small Cap Value Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$12,603	$15,868	$19,428	$21,978
	Average annual total return	26.03%	16.64%	14.20%	9.51%
Russell 2000 Value Index	Growth of $10,000	$12,225	$15,812	$22,144	$30,438
	Average annual total return	22.25%	16.50%	17.23%	13.70%

SVS Dreman Small Cap Value Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$12,552	$14,945
	Average annual total return			25.52%	17.42%
Russell 2000 Value Index	Growth of $10,000			$12,225	$14,742
	Average annual total return			22.25%	16.79%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 1996. Index returns begin April 30, 1996.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

SVS Dreman Small Cap Value Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,142.40	$1,140.70
Expenses Paid per $1,000*	$4.19	$6.19

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,021.29	$1,019.29
Expenses Paid per $1,000*	$3.96	$5.83

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS II Dreman Small Cap Value Portfolio	.78%	1.15%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

SVS Dreman Small Cap Value Portfolio

The portfolio benefited from a market that continued to favor small capitalization stocks over their large cap counterparts and value- over growth-style investing. The Russell 2000 Value Index, generally a measure of the small cap value universe and the fund’s benchmark, gained 22.25% for the year ended November 30, 2004.1 This compares with the Russell 1000 Value Index, generally a measure of the large cap value universe, which rose 16.49%; and the Russell 2000 Growth Index, generally a measure of the small cap growth universe, which advanced 10.83%, also for the period.2 The portfolio (Class A shares, unadjusted for contract charges) outperformed all of those indices, by posting a total return of 26.03% in 2004.

The portfolio’s overweight position in energy, which climbed along with crude oil and natural gas prices, was a significant contributor. Strong performance came from Ultra Petroleum Corp., an independent producer of oil and gas that soared on the news of a major discovery of natural gas on one of its properties. The portfolio also benefited from its investment in merchant energy company Reliant Energy, Inc.

In 2004, the portfolio sustained only small losses in individual stocks. Stillwater Mining Co. is a metals and mining stock that trades like commodities. Its performance is closely tied to the health of the economy, making earnings volatile. A significant decline in the price of the commodities prompted the portfolio to take a small loss in the position as we eliminated the stock from the portfolio. Parallel Petroleum Corp. is engaged in the production of oil and natural gas. The fund held a small position in the stock, which it sold at a small loss in order to focus on other names in the energy space with greater potential.

David N. Dreman

Nelson Woodard

Co-Managers

Dreman Value Management, L.L.C., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. Stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. This may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

[1]	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book (P/B) ratios and lower forecasted growth values. P/B is equal to a stock’s market capitalization divided by its book value. (This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements.)

[2]	The Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book (P/B) ratios and lower forecasted-growth values. The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book (P/B) ratios and higher forecasted growth values. P/B is equal to a stock’s market capitalization divided by its book value. (This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements.)

Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Dreman Small Cap Value Portfolio

Asset Allocation	12/31/04	12/31/03
Common Stocks	95%	96%
Cash Equivalents	3%	3%
Corporate Bonds	1%	—
Closed-End Investment Company	1%	—
Exchange Traded Funds	—	1%

	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/04	12/31/03
Financials	28%	36%
Industrials	21%	18%
Health Care	10%	8%
Materials	10%	1%
Utilities	8%	5%
Energy	7%	10%
Consumer Discretionary	6%	13%
Information Technology	5%	3%
Consumer Staples	5%	6%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 37. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004	[GRAPHIC]	[GRAPHIC]

SVS Dreman Small Cap Value Portfolio

	Shares	Value ($)
Common Stocks 94.2%
Consumer Discretionary 5.8%
Auto Components 0.2%
Noble International Ltd.	48,000	978,720
Hotels Restaurants & Leisure 1.9%
Alliance Gaming Corp.*	353,200	4,877,692
Bluegreen Corp.*	40,700	807,081
CBRL Group, Inc.	74,300	3,109,455
Navigant International, Inc.*	114,100	1,388,597

		10,182,825

Household Durables 0.3%
Standard Pacific Corp.	20,200	1,295,628
Leisure Equipment & Products 0.7%
Lakes Entertainment, Inc.*	237,800	3,873,762
Specialty Retail 1.9%
Borders Group, Inc.	90,600	2,301,240
Linens ‘N Things, Inc.*	99,800	2,475,040
Mettler-Toledo International, Inc.*	105,900	5,433,729

		10,210,009

Textiles, Apparel & Luxury Goods 0.8%
Phillips-Van Heusen Corp.	167,336	4,518,072
Consumer Staples 4.4%
Food & Drug Retailing 0.7%
B&G Foods, Inc.*	265,600	3,978,688
Food Products 1.9%
Chiquita Brands International, Inc.*	203,000	4,478,180
Ralcorp Holdings, Inc.	129,700	5,438,321

		9,916,501

Personal Products 1.0%
Helen of Troy Ltd.*	157,100	5,280,131
Tobacco 0.8%
Universal Corp.	47,500	2,272,400
Vector Group Ltd.	126,176	2,098,307

		4,370,707

Energy 6.3%
Energy Equipment & Services 3.2%
Atwood Oceanics, Inc.*	46,200	2,407,020
Grant Prideco, Inc.*	175,800	3,524,790
Grey Wolf, Inc.*	116,000	611,320
Offshore Logistics, Inc.*	74,500	2,419,015
Oil States International, Inc.*	156,800	3,024,672
Patterson-UTI Energy, Inc.	168,300	3,273,435
Superior Energy Services, Inc.*	151,700	2,337,697

		17,597,949

Oil & Gas 3.1%
ATP Oil & Gas Corp.*	128,300	2,383,814
Denbury Resources, Inc.*	99,400	2,728,530
Energy Partners Ltd.*	84,600	1,714,842
Global Industries, Inc.*	307,800	2,551,662

	Shares	Value ($)
Magnum Hunter Resources, Inc.*	75,300	971,370
Penn Virginia Corp.	59,300	2,405,801
Pioneer Drilling Co.*	375,500	3,788,795

		16,544,814

Financials 26.6%
Banks 8.1%
BankAtlantic Bancorp., Inc. “A”	83,450	1,660,655
Capital Bancorp., Ltd.	39,900	1,405,278
Centennial Bank Holdings, Inc.*	400,000	4,200,000
Center Financial Corp.	118,200	2,366,364
FirstFed Financial Corp.*	23,850	1,237,100
Glacier Bancorp., Inc.	58,156	1,979,630
Greater Bay Bancorp.	108,100	3,013,828
Independence Community Bank Corp.	66,500	2,831,570
IndyMac Bancorp., Inc.	66,850	2,302,983
International Bancshares Corp.	53,148	2,092,968
NewAlliance Bancshares, Inc.	78,100	1,194,930
Oriental Finance Group, Inc.	57,640	1,631,788
PFF Bancorp., Inc.	66,100	3,062,413
Provident Bankshares Corp.	97,550	3,547,894
R & G Financial Corp. “B”	119,800	4,657,824
S&T Bancorp, Inc.	26,300	991,247
Sterling Financial Corp.	74,682	2,932,015
Webster Financial Corp.	43,200	2,187,648

		43,296,135

Diversified Financial Services 2.1%
ACE Cash Express, Inc.*	105,400	3,126,164
CMET Finance Holdings, Inc.*	7,200	648,000
JER Investment Trust, Inc. 144A*	149,900	2,263,490
Peoples Choice Financial Corp.	229,900	2,299,000
Prospect Energy Corp.	254,500	3,054,000

		11,390,654

Insurance 5.5%
Ceres Group, Inc.*	259,390	1,338,452
Endurance Specialty Holdings Ltd.	100,900	3,450,780
Meadowbrook Insurance Group, Inc.*	476,500	2,377,735
PMA Capital Corp. “A”*	139,200	1,440,720
ProCentury Corp.	336,700	4,175,080
PXRE Group Ltd.	18,600	468,906
Scottish Re Group Ltd.	251,300	6,508,670
Selective Insurance Group, Inc.	125,700	5,560,968
Specialty Underwriters’ Alliance, Inc.*	269,500	2,560,250
Tower Group, Inc.	146,300	1,755,600

		29,637,161

Real Estate 10.9%
Aames Investment Corp. (REIT)*	221,900	2,374,330
Capital Lease Funding, Inc. (REIT)	232,300	2,903,750
Feldman Mall Properties, Inc. (REIT)*	76,500	995,265
Fieldstone Investment Corp. (REIT)	386,700	6,500,427
Highland Hospitality Corp. (REIT)	62,500	702,500
KKR Financial Corp. (REIT) 144A	982,300	10,314,150
Medical Properties of America (REIT)	109,300	1,120,325

	Shares	Value ($)
Newcastle Investment Corp. (REIT)	266,200	8,459,836
Novastar Financial, Inc. (REIT)	289,800	14,345,100
Provident Senior Living Trust (REIT) 144A	392,800	6,284,800
Saxon Capital, Inc. (REIT)	66,900	1,604,931
Thomas Properties Group, Inc.*	250,000	3,185,000

		58,790,414

Health Care 9.6%
Biotechnology 2.6%
Axonyx, Inc.*	471,100	2,920,820
Charles River Laboratories International, Inc.*	142,400	6,551,824
Ciphergen Biosystems, Inc.	28,500	122,550
Serologicals Corp.*	200,200	4,428,424

		14,023,618

Health Care Equipment & Supplies 1.2%
Fisher Scientific International, Inc.*	49,560	3,091,553
Zoll Medical Corp.*	92,500	3,182,000

		6,273,553

Health Care Providers & Services 4.3%
Accredo Health, Inc.*	109,800	3,043,656
Allied Healthcare International, Inc.*	439,000	2,414,500
LabOne, Inc.*	87,500	2,803,500
Odyssey Healthcare, Inc.*	255,200	3,491,136
Pediatrix Medical Group, Inc.*	42,600	2,728,530
Province Healthcare Co.*	190,400	4,255,440
TLC Vision Corp.*	103,500	1,079,505
Triad Hospitals, Inc.*	89,300	3,322,853

		23,139,120

Pharmaceuticals 1.5%
King Pharmaceuticals, Inc.*	173,200	2,147,680
Par Pharmaceutical Cos., Inc.*	150,500	6,227,690

		8,375,370

Industrials 20.5%
Aerospace & Defense 5.3%
CAE, Inc.	595,600	2,531,300
Curtiss-Wright Corp.	52,200	2,996,802
DRS Technologies, Inc.*	81,200	3,468,052
GenCorp, Inc.	193,000	3,584,010
Herley Industries, Inc.*	141,800	2,884,212
Precision Castparts Corp.	107,000	7,027,760
Triumph Group, Inc.*	68,000	2,686,000
United Defense Industries, Inc.*	66,100	3,123,225

		28,301,361

Building Products 1.7%
Levitt Corp. “A”	169,500	5,181,615
NCI Building Systems, Inc.*	60,900	2,283,750
York International Corp.	52,000	1,796,080

		9,261,445

Commercial Services & Supplies 2.4%
Consolidated Graphics, Inc.*	63,900	2,933,010
Duratek, Inc.*	115,100	2,867,141
John H. Harland Co.	59,500	2,147,950
Nobel Learning Communities, Inc.*	40,900	307,977

	Shares	Value ($)
WCA Waste Corp.*	467,800	4,888,510

		13,144,588

Construction & Engineering 2.7%
EMCOR Group, Inc.*	78,200	3,533,076
Infrasource Services, Inc.*	305,300	3,968,900
URS Corp.*	217,000	6,965,700

		14,467,676

Electrical Equipment 1.7%
General Cable Corp.*	447,700	6,200,645
Genlyte Group, Inc.*	31,800	2,724,624

		8,925,269

Machinery 3.0%
AGCO Corp.*	125,600	2,749,384
Albany International Corp. “A”	72,500	2,549,100
Briggs & Stratton Corp.	52,600	2,187,108
Harsco Corp.	44,400	2,474,856
Oshkosh Truck Corp.	51,400	3,514,732
Valmont Industries	112,400	2,822,364

		16,297,544

Marine 0.9%
GulfMark Offshore, Inc.*	39,100	870,757
Hornbeck Offshore Services, Inc.*	57,700	1,113,610
OMI Corp.	63,600	1,071,660
Tsakos Energy Navigation Ltd.	51,300	1,836,027

		4,892,054

Road & Rail 2.4%
Genesee & Wyoming, Inc.*	114,950	3,233,543
Laidlaw International, Inc.*	186,400	3,988,960
RailAmerica, Inc.*	168,100	2,193,705
Yellow Roadway Corp.*	58,207	3,242,712

		12,658,920

Trading Companies Distributors 0.4%
WESCO International, Inc.*	76,600	2,270,424
Information Technology 4.6%
Communications Equipment 0.7%
PC-Tel, Inc.*	280,300	2,222,779
SpectraLink Corp.	80,600	1,142,908

		3,365,687

Computers & Peripherals 1.7%
Applied Films Corp.*	98,100	2,115,036
Covansys Corp.*	95,800	1,465,740
CyberGuard Corp.*	234,400	1,476,720
Komag, Inc.*	114,200	2,144,676
Stratasys, Inc.*	59,100	1,983,396

		9,185,568

Electronic Equipment & Instruments 1.3%
KEMET Corp.*	59,200	529,840
Scansource, Inc.*	40,900	2,542,344
Vishay Intertechnology, Inc.*	264,000	3,965,280

		7,037,464

IT Consulting & Services 0.6%
BISYS Group, Inc.*	91,200	1,500,240
CACI International, Inc. “A”*	26,800	1,825,884

		3,326,124

	Shares	Value ($)
Semiconductors & Semiconductor Equipment 0.3%
MKS Instruments, Inc.*	90,500	1,678,775
Materials 9.1%
Chemicals 2.0%
Georgia Gulf Corp.	50,700	2,524,860
NOVA Chemicals Corp.	70,400	3,329,920
Sensient Technologies Corp.	200,100	4,800,399

		10,655,179

Construction Materials 1.9%
Florida Rock Industries, Inc.	73,695	4,387,063
Headwaters, Inc.*	211,600	6,030,600

		10,417,663

Metals & Mining 5.2%
AK Steel Holding Corp.*	258,100	3,734,707
Aleris International, Inc.*	133,800	2,263,896
Cleveland-Cliffs, Inc.	62,100	6,449,706
Metal Management, Inc.	176,000	4,729,120
Pan American Silver Corp.*	202,500	3,235,950
Steel Technologies, Inc.	76,600	2,107,266
Uranium Resources, Inc.*	1,020,400	739,790
Wheaton River Minerals Ltd.*	706,200	2,302,212
Worthington Industries, Inc.	107,000	2,095,060

		27,657,707

Utilities 7.3%
Electric Utilities 2.4%
Allegheny Energy, Inc.*	181,700	3,581,307
Ormat Technologies, Inc.*	124,600	2,028,488
Sierra Pacific Resources*	210,600	2,211,300
TECO Energy, Inc.	129,500	1,986,530
WPS Resources Corp.	65,000	3,247,400

		13,055,025

Gas Utilities 1.5%
Southern Union Co.*	341,500	8,189,170
Multi-Utilities 1.4%
CMS Energy Corp.*	315,100	3,292,795

	Shares	Value ($)
ONEOK, Inc.	146,000	4,149,320

		7,442,115

Multi-Utilities & Unregulated Power 2.0%
Reliant Energy, Inc.*	779,600	10,641,540

Total Common Stocks (Cost $383,239,005)		506,545,129

	Principal Amount ($)	Value ($)
Corporate Bonds 0.8%
Utilities
Mirant Corp. 144A, 7.9%, 7/15/2009* (Cost $3,522,500)	6,000,000	4,470,000

	Shares	Value ($)
Convertible Preferred Stocks 0.3%
Energy
Petrohawk Energy Corp., Series B (Cost $1,650,750)	21,300	1,656,075
Closed-End Investment Company 0.7%
Tortoise Energy Infrastructure Corp. (Cost $3,584,863)	143,236	3,930,396
Cash Equivalents 3.3%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $17,642,655)	17,642,655	17,642,655

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $409,639,773) (a)	99.3	534,244,255
Other Assets and Liabilities, Net	0.7	3,364,510

Net Assets	100.0	537,608,765

Notes to SVS Dreman Small Cap Value Portfolio of Investments

*	Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

Security	Coupon	Maturity Date	Principal Amount		Acquisition Cost	Value
Mirant Corp.	7.9	7/15/2009	USD	6,000,000	$3,522,500	$4,470,000

(a)	The cost for federal income tax purposes was $409,796,640. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $124,447,615. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $127,387,394 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,939,779.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT:	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $391,997,118)	$516,601,600
Investment in Scudder Cash Management QP Trust (cost $17,642,655)	17,642,655
Total investments in securities, at value (cost $409,639,773)	534,244,255
Receivable for investments sold	12,567,786
Dividends receivable	1,454,630
Interest receivable	38,412
Receivable for Portfolio shares sold	67,817
Other assets	13,625

Total assets	548,386,525

Liabilities
Due to custodian bank	1,030,803
Payable for investments purchased	8,574,285
Payable for Portfolio shares redeemed	742,149
Accrued management fee	329,048
Other accrued expenses and payables	101,475

Total liabilities	10,777,760

Net assets, at value	$537,608,765

Net Assets
Net assets consist of:
Undistributed net investment income (loss)	3,681,177
Net unrealized appreciation (depreciation) on:
Investments	124,604,482
Foreign currency related transactions	(68)
Accumulated net realized gain (loss)	46,974,310
Paid-in capital	362,348,864

Net assets, at value	$537,608,765

Class A
Net Asset Value, offering and redemption price per share ($466,945,435 ÷ 23,288,245 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$20.05
Class B
Net Asset Value, offering and redemption price per share ($70,663,330 ÷ 3,531,644 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$20.01

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $17,277)	$7,432,575
Interest — Scudder Cash Management QP Trust	273,301

Total Income	7,705,876

Expenses:
Management fee	3,317,899
Custodian fees	27,459
Distribution service fees (Class B)	128,313
Record keeping fees (Class B)	65,640
Auditing	42,161
Legal	21,003
Trustees’ fees and expenses	4,562
Reports to shareholders	57,119
Other	14,070
Total expenses, before expense reductions	3,678,226
Expense reductions	(6,710)
Total expenses, after expense reductions	3,671,516

Net investment income (loss)	4,034,360

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	63,111,613
Foreign currency related transactions	406

63,112,019

Net unrealized appreciation (depreciation) during the period on:
Investments	38,865,035
Foreign currency related transactions	(68)
38,864,967

Net gain (loss) on investment transactions	101,976,986

Net increase (decrease) in net assets resulting from operations	$106,011,346

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,034,360	$4,178,048
Net realized gain (loss) on investment transactions	63,112,019	(4,032,299)
Net unrealized appreciation (depreciation) on investment transactions during the period	38,864,967	106,909,012
Net increase (decrease) in net assets resulting from operations	106,011,346	107,054,761
Distributions to shareholders from:
Net investment income
Class A	(3,405,170)	(2,962,485)
Class B	(212,277)	(46,780)
Net realized gains
Class A	—	(3,977,032)
Class B	—	(77,506)
Portfolio share transactions:
Class A
Proceeds from shares sold	64,900,813	59,877,343
Reinvestment of distributions	3,405,170	6,939,517
Cost of shares redeemed	(45,290,684)	(56,654,673)
Net increase (decrease) in net assets from Class A share transactions	23,015,299	10,162,187
Class B
Proceeds from shares sold	29,315,151	24,979,856
Reinvestment of distributions	212,277	124,286
Cost of shares redeemed	(3,011,503)	(824,618)
Net increase (decrease) in net assets from Class B share transactions	26,515,925	24,279,524
Increase (decrease) in net assets	151,925,123	134,432,669
Net assets at beginning of period	385,683,642	251,250,973

Net assets at end of period (including undistributed net investment income of $3,681,177 and $3,552,152, respectively)	$537,608,765	$385,683,642

Other Information
Class A
Shares outstanding at beginning of period	22,038,819	21,449,028
Shares sold	3,660,918	4,545,529
Shares issued to shareholders in reinvestment of distributions	197,059	650,376
Shares redeemed	(2,608,551)	(4,606,114)
Net increase (decrease) in Portfolio shares	1,249,426	589,791

Shares outstanding at end of period	23,288,245	22,038,819

Class B
Shares outstanding at beginning of period	1,977,912	98,769
Shares sold	1,706,542	1,921,031
Shares issued to shareholders in reinvestment of distributions	12,277	11,637
Shares redeemed	(165,087)	(53,525)
Net increase (decrease) in Portfolio shares	1,553,732	1,879,143

Shares outstanding at end of period	3,531,644	1,977,912

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$16.06	$11.66	$13.21	$11.23	$10.85
Income (loss) from investment operations:
Net investment income (loss)[b]	.17	.19	.17	.09	.02
Net realized and unrealized gain (loss) on investment transactions	3.98	4.55	(1.67)	1.89	.42

Total from investment operations	4.15	4.74	(1.50)	1.98	.44

Less distributions from:
Net investment income	(.16)	(.15)	(.05)	—	(.06)
Net realized gains on investment transactions	—	(.19)	—	—	—
Total distributions	(.16)	(.34)	(.05)	—	(.06)

Net asset value, end of period	$20.05	$16.06	$11.66	$13.21	$11.23

Total Return (%)	26.03	42.15	(11.43)	17.63	4.05
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	467	354	250	194	84
Ratio of expenses (%)	.79	.80	.81	.79	.82
Ratio of net investment income (loss) (%)	.96	1.46	1.28	.77	.15
Portfolio turnover rate (%)	73	71	86	57	36

[a]	On June 18, 2001, the Portfolio implemented 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$16.03	$11.65	$13.86
Income (loss) from investment operations:
Net investment income (loss)[b]	.10	.13	.17
Net realized and unrealized gain (loss) on investment transactions	3.97	4.56	(2.38)

Total from investment operations	4.07	4.69	(2.21)

Less distributions from:
Net investment income	(.09)	(.12)	—
Net realized gains on investment transactions	—	(.19)	—
Total distributions	(.09)	(.31)	—

Net asset value, end of period	$20.01	$16.03	$11.65

Total Return (%)	25.52	41.65	(15.95	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	32	1
Ratio of expenses (%)	1.16	1.19	1.06	*
Ratio of net investment income (loss) (%)	.59	1.07	3.01	*
Portfolio turnover rate (%)	73	71	86

[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2003.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

SVS Eagle Focused Large Cap Growth Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please see this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Eagle Focused Large Cap Growth Portfolio from 10/29/1999 to 12/31/2004

☐ SVS Eagle Focused Large Cap Growth Portfolio — Class A ☐ Russell 1000 Growth Index
The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Yearly periods ended December 31

Comparative Results

SVS Eagle Focused Large Cap Growth Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,185	$9,282	$7,013	$9,005
	Average annual total return	1.85%	-2.45%	-6.85%	-2.01%
Russell 1000 Growth Index	Growth of $10,000	$10,630	$9,946	$6,140	$7,145
	Average annual total return	6.30%	-.18%	-9.29%	-6.30%

SVS Eagle Focused Large Cap Growth Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$10,151	$11,459
	Average annual total return			1.51%	5.59%
Russell 1000 Growth Index	Growth of $10,000			$10,630	$12,555
	Average annual total return			6.30%	9.53%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on October 29, 1999. Index returns begin October 31, 1999. Total returns would have been lower for the 5-Year and Life of Portfolio periods for Class A shares if the Portfolio’s expenses were not maintained.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

SVS Eagle Focused Large Cap Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,026.90	$1,024.70
Expenses Paid per $1,000*	$5.15	$7.04

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,020.12	$1,018.25
Expenses Paid per $1,000*	$5.14	$7.02

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Eagle Focused Large Cap Growth Portfolio	1.01%	1.38%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

SVS Eagle Focused Large Cap Growth Portfolio

The portfolio was up 1.85% (Class A shares, unadjusted for contract charges) for the 12-month period ended December 31, 2004 while the benchmark Russell 1000 Growth Index was up 6.30%. The portfolio’s relative underperformance for the year was attributable primarily to an overweighting in poorly performing semiconductor and media stocks. Fairchild Semiconductor International, Inc. and Intel Corp. were a drag on performance, as the semiconductor industry saw strong year-over-year revenue growth but lagging stock prices. In other areas of technology, Dell, Inc. and Microsoft Corp. were positive contributors to relative performance. In the consumer discretionary sector, positive contributions from eBay, Inc., Yahoo!, Inc. and Harrah’s Entertainment, Inc. were not enough to overcome losses in Coca-Cola Co. and media companies Viacom, Inc. and Clear Channel Communications*. During the year, advertising dollars continued to migrate from traditional media companies (cable, newspapers, radio and television) to nontraditional media companies, which were more adept at leveraging the Internet, such as eBay. We strategically shifted assets out of traditional and into nontraditional media names. On the positive side, strength in financial services was led by CheckFree Corp., which benefited from strong reported earnings and increasing traction in sales of its financial products. Caremark Rx, Inc. and Genzyme Corp. bolstered the solid performance of the portfolio’s health care holdings, as both companies improved their growth prospects via smart acquisitions. The global economy looks poised for what we expect will be continued and solid expansion in 2005, though the balance between inflation and growth remains a risk. We believe that solid top-line growth and high stable profit margins should drive earnings growth over the next year.

Ashi Parikh

Duane Eatherly

Portfolio Managers

Eagle Asset Management, Inc., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please see this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

*	Not held in the portfolio at the end of the reporting period.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Eagle Focused Large Cap Growth Portfolio

Asset Allocation	12/31/04	12/31/03
Common Stocks	98%	99%
Cash Equivalents	2%	1%

	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/04	12/31/03
Information Technology	41%	39%
Consumer Discretionary	23%	23%
Health Care	17%	15%
Consumer Staples	7%	3%
Financials	6%	11%
Industrials	6%	9%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 49. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Eagle Focused Large Cap Growth Portfolio

	Shares	Value ($)
Common Stocks 97.8%
Consumer Discretionary 22.0%
Hotels Restaurants & Leisure 5.6%
Harrah’s Entertainment, Inc.	51,050	3,414,734
McDonald’s Corp.	100,200	3,212,412

		6,627,146

Internet & Catalog Retail 4.3%
eBay, Inc.*	43,900	5,104,692
Media 8.2%
Comcast Corp. “A”*	56,200	1,845,608
EchoStar Communications Corp. “A”	74,750	2,484,690
Time Warner, Inc.*	108,700	2,113,128
Viacom, Inc. “B”	46,700	1,699,413
Walt Disney Co.	58,100	1,615,180

		9,758,019

Multiline Retail 2.0%
Target Corp.	46,200	2,399,166
Specialty Retail 1.8%
Home Depot, Inc.	50,725	2,167,987
Consumer Staples 6.5%
Beverages 3.0%
Coca-Cola Co.	84,900	3,534,387
Food & Drug Retailing 3.5%
Wal-Mart Stores, Inc.	78,900	4,167,498
Financials 6.2%
Capital Markets 1.9%
Goldman Sachs Group, Inc.	22,100	2,299,284
Diversified Financial Services 2.0%
Citigroup, Inc.	48,466	2,335,092
Insurance 2.3%
American International Group, Inc.	42,250	2,774,557
Health Care 16.3%
Biotechnology 2.2%
Genzyme Corp.*	45,600	2,647,992
Health Care Equipment & Supplies 2.0%
Zimmer Holdings, Inc.*	29,950	2,399,594
Health Care Providers & Services 2.5%
Caremark Rx, Inc.*	73,450	2,896,134
Pharmaceuticals 9.6%
Abbott Laboratories	43,200	2,015,280
Allergan, Inc.	24,100	1,953,787
Johnson & Johnson	48,000	3,044,160
Pfizer, Inc.	162,200	4,361,558

		11,374,785

	Shares	Value ($)
Industrials 6.4%
Electrical Equipment 2.5%
Emerson Electric Co.	41,600	2,916,160
Industrial Conglomerates 3.9%
General Electric Co.	127,250	4,644,625
Information Technology 40.4%
Communications Equipment 4.5%
Cisco Systems, Inc.*	188,500	3,638,050
Nokia Oyj (ADR)	110,900	1,737,803

		5,375,853

Computers & Peripherals 7.1%
Dell, Inc.*	154,650	6,516,951
EMC Corp.*	128,300	1,907,821

		8,424,772

Electronic Equipment & Instruments 2.6%
Symbol Technologies, Inc.	176,900	3,060,370
Internet Software & Services 2.9%
Yahoo!, Inc.*	91,450	3,445,836
IT Consulting & Services 3.0%
CheckFree Corp.*	40,250	1,532,720
First Data Corp.	47,950	2,039,793

		3,572,513

Semiconductors & Semiconductor Equipment 13.2%
Broadcom Corp. “A”*	121,200	3,912,336
Fairchild Semiconductor International, Inc.*	88,400	1,437,384
Intel Corp.	144,250	3,374,007
Maxim Integrated Products, Inc.	56,600	2,399,274
National Semiconductor Corp.*	125,500	2,252,725
Texas Instruments, Inc.	89,650	2,207,183

		15,582,909

Software 7.1%
Microsoft Corp.	219,100	5,852,161
Symantec Corp.*	97,100	2,501,296

		8,353,457

Total Common Stocks (Cost $101,267,812)		115,862,828

Cash Equivalents 2.6%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $3,050,051)	3,050,051	3,050,051

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $104,317,863) (a)	100.4	118,912,879
Other Assets and Liabilities, Net	(0.4)	(499,845)

Net Assets	100.0	118,413,034

Notes to SVS Eagle Focused Large Cap Growth Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $107,342,716. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $11,570,163. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,639,514 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,069,351.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $101,267,812)	$115,862,828
Investment in Scudder Cash Management QP Trust (cost $3,050,051)	3,050,051
Total investments in securities, at value (cost $104,317,863)	118,912,879
Dividends receivable	66,118
Interest receivable	4,031
Receivable for investments sold	1,376,012
Receivable for Portfolio shares sold	36,708
Other assets	4,231

Total assets	120,399,979

Liabilities
Payable for Portfolio shares redeemed	97,405
Payable for investments purchased	1,723,549
Accrued management fee	75,993
Other accrued expenses and payables	89,998

Total liabilities	1,986,945

Net assets, at value	$118,413,034

Net Assets
Net assets consist of:
Undistributed net investment income	404,661
Net unrealized appreciation (depreciation) on investments	14,595,016
Accumulated net realized gain (loss)	(26,027,743)
Paid-in capital	129,441,100

Net assets, at value	$118,413,034

Class A
Net Asset Value, offering and redemption price per share ($87,519,374 ÷ 9,955,815 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.79
Class B
Net Asset Value, offering and redemption price per share ($30,893,660 ÷ 3,544,097 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.72

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends	$1,576,944
Securities lending income, including income from Daily Assets Fund Institutional	1,104
Interest — Scudder Cash Management QP Trust	35,449

Total Income	1,613,497

Expenses:
Management fee	945,157
Custodian and accounting fees	82,602
Distribution service fees (Class B)	60,991
Record keeping fees (Class B)	31,879
Auditing	53,771
Legal	14,279
Trustees’ fees and expenses	1,913
Reports to shareholders	13,378
Other	6,345
Total expenses, before expense reductions	1,210,315
Expense reductions	(1,550)
Total expenses, after expense reductions	1,208,765

Net investment income (loss)	404,732

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(164,658)
Net unrealized appreciation (depreciation) during the period on investments	2,143,613

Net gain (loss) on investment transactions	1,978,955

Net increase (decrease) in net assets resulting from operations	$2,383,687

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$404,732	$(51,955)
Net realized gain (loss) on investment transactions	(164,658)	2,310,457
Net unrealized appreciation (depreciation) on investment transactions during the period	2,143,613	16,392,143
Net increase (decrease) in net assets resulting from operations	2,383,687	18,650,645
Portfolio share transactions:
Class A
Proceeds from shares sold	12,090,841	13,012,448
Cost of shares redeemed	(9,834,816)	(8,293,606)
Net increase (decrease) in net assets from Class A share transactions	2,256,025	4,718,842
Class B
Proceeds from shares sold	17,731,434	12,484,580
Cost of shares redeemed	(2,263,054)	(113,785)
Net increase (decrease) in net assets from Class B share transactions	15,468,380	12,370,795
Increase (decrease) in net assets	20,108,092	35,740,282
Net assets at beginning of period	98,304,942	62,564,660

Net assets at end of period (including undistributed net investment income and accumulated net investment loss of $404,661 and $71, respectively)	$118,413,034	$98,304,942

Other Information
Class A
Shares outstanding at beginning of period	9,695,116	9,100,995
Shares sold	1,445,596	1,735,087
Shares redeemed	(1,184,897)	(1,140,966)
Net increase (decrease) in Portfolio shares	260,699	594,121

Shares outstanding at end of period	9,955,815	9,695,116

Class B
Shares outstanding at beginning of period	1,703,581	77,032
Shares sold	2,112,493	1,642,289
Shares redeemed	(271,977)	(15,740)
Net increase (decrease) in Portfolio shares	1,840,516	1,626,549

Shares outstanding at end of period	3,544,097	1,703,581

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003		2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$8.63	6.82		$9.46	$11.40	$12.84
Income (loss) from investment operations:
Net investment income (loss)[b]	.04	—	*	(.01)	(.02)	(.05)
Net realized and unrealized gain (loss) on investment transactions	.12	1.81		(2.63)	(1.92)	(1.04)

Total from investment operations	.16	1.81		(2.64)	(1.94)	(1.09)

Less distributions from:
Net realized gains on investment transactions	—	—		—	—	(.35)

Net asset value, end of period	$8.79	$8.63		$6.82	$9.46	$11.40

Total Return (%)	1.85	26.54		(27.91)	(17.02)	(9.02)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	88	84		62	60	28
Ratio of expenses before expense reductions (%)	1.05	1.10		1.03	1.13	1.33
Ratio of expenses after expense reductions (%)	1.04	1.10		1.03	1.11	1.02
Ratio of net investment income (loss) (%)	.47	(.04)		(.08)	(.21)	(.37)
Portfolio turnover rate (%)	90	143		123	98	323

[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$8.59	$6.81	$7.61
Income (loss) from investment operations:
Net investment income (loss)[b]	.01	(.04)	.01
Net realized and unrealized gain (loss) on investment transactions	.12	1.82	(.81)
Total from investment operations	.13	1.78	(.80)

Net asset value, end of period	$8.72	$8.59	$6.81

Total Return (%)	1.51	26.14	(10.51	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	15	.5
Ratio of expenses (%)	1.42	1.49	1.30	*
Ratio of net investment income (loss) (%)	.09	(.43)	.21	*
Portfolio turnover rate (%)	90	143	123

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

SVS Focus Value+Growth Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk. It is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Focus Value+Growth Portfolio from 5/1/1996 to 12/31/2004

☐	SVS Focus Value+Growth Portfolio — Class A

☐	S&P 500 Index

The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Yearly periods ended December 31

Comparative Results

SVS Focus Value+Growth Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,116	$10,946	$9,009	$18,139
	Average annual total return	11.16%	3.06%	-2.06%	7.11%
S&P 500 Index	Growth of $10,000	$11,088	$11,115	$8,902	$21,250
	Average annual total return	10.88%	3.59%	-2.30%	9.09%

SVS Focus Value+Growth Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$11,082	$13,155
	Average annual total return			10.82%	11.58%
S&P 500 Index	Growth of $10,000			$11,088	$12,800
	Average annual total return			10.88%	10.38%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 1996. Index returns begin April 30, 1996.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

SVS Focus Value+Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,089.50	$1,088.00
Expenses Paid per $1,000*	$4.24	$6.23

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,021.14	$1,019.24
Expenses Paid per $1,000*	$4.11	$6.03

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Focus Value+Growth Portfolio	.81%	1.18%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

SVS Focus Value+Growth Portfolio

We are pleased to announce that in the 12-month period ended December 31, 2004 the portfolio (Class A shares, unadjusted for contract charges) posted a total return 11.16%, versus a 10.88% return by the S&P 500 index.

The period proved difficult for the portfolio’s value holdings. In a highly concentrated portfolio, such as this, severe losses among core holdings can be very damaging. In this case, gains in the portfolio’s largest position — Freddie Mac — and of top-10 holdings, including UST, Inc. and Altria Group, Inc. were not enough to offset losses sustained by Fannie Mae and Pfizer, Inc. which faced scrutiny during the period. Mortgage provider Fannie Mae declined when its accounting practices came under investigation and were deemed improper by the SEC. Pfizer, Inc. plummeted after clinical studies suggested that osteoarthritis drug, Celebrex, might increase the cardiovascular risks when taken in large doses. While we’re disappointed in the events that led to the declines in these holdings, we believe they are temporary setbacks. We continue to hold both stocks.

The portfolio’s growth sleeve performed well with every sector posting positive returns for the year. Consumer discretionary stocks made the greatest contribution to overall performance. Among them was top-10 holding eBay, Inc., a provider of online auction services, which continued to benefit from market dominance and valuable brand recognition. Starbucks Corp. also aided performance with revenues and unit sales growth that exceeded expectations. Within the energy area, BJ Services Co.*, rose in tandem with historically high oil prices and increased demand for drilling services. While the sleeve’s technology sector advanced, several semiconductor stocks — Intel* and Texas Instruments* — produced negative returns as demand for semiconductors slowed, leading to inventory surpluses.

David N. Dreman Spiros Segalas

F. James Hutchinson Kathleen McCarragher

Co-Managers Co-Managers

Dreman Value Management L.L.C. Jennison Associates LLC

(Subadvisor for the Value portion of the Portfolio) (Subadvisor for the Growth portion of the Portfolio)

*	This holding was not held in the portfolio at the end of the reporting period.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. It is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Focus Value+Growth Portfolio

Asset Allocation	12/31/04	12/31/03
Common Stocks	99%	96%
Cash Equivalents	1%	4%

	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/04	12/31/03
Financials	28%	30%
Information Technology	21%	20%
Health Care	16%	15%
Consumer Staples	14%	8%
Consumer Discretionary	12%	18%
Industrials	4%	3%
Energy	3%	5%
Telecommunication Services	2%	—
Utilities	—	1%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 7. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004	[GRAPHIC	]	[GRAPHIC	]

SVS Focus Value+Growth Portfolio

	Shares	Value ($)
Common Stocks 98.8%
Consumer Discretionary 12.4%
Hotels Restaurants & Leisure 2.9%
Starbucks Corp.*	58,000	3,616,880
Internet & Catalog Retail 3.7%
eBay, Inc.*	40,100	4,662,828
Multiline Retail 2.8%
Target Corp.	67,000	3,479,310
Specialty Retail 3.0%
Borders Group, Inc.	31,250	793,750
Home Depot, Inc.	52,165	2,229,532
Staples, Inc.	23,340	786,792

		3,810,074

Consumer Staples 14.3%
Food & Drug Retailing 2.3%
Whole Foods Market, Inc.	30,200	2,879,570
Personal Products 2.4%
Estee Lauder Companies, Inc. “A”	67,200	3,075,744
Tobacco 9.6%
Altria Group, Inc.	111,100	6,788,210
Reynolds American, Inc.	8,825	693,645
UST, Inc.	94,920	4,566,601

		12,048,456

Energy 3.2%
Oil & Gas
Apache Corp.	1,200	60,684
Burlington Resources, Inc.	900	39,150
ChevronTexaco Corp.	12,150	637,996
ConocoPhillips	1,300	112,879
Devon Energy Corp.	46,690	1,817,175
EnCana Corp.	4,400	251,064
Kerr-McGee Corp.	16,350	944,866
Occidental Petroleum Corp.	3,099	180,858

		4,044,672

Financials 27.7%
Banks 7.1%
Bank of America Corp.	48,420	2,275,256
PNC Financial Services Group	17,510	1,005,774
Sovereign Bancorp, Inc.	48,810	1,100,666
US Bancorp.	28,700	898,884
Washington Mutual, Inc.	85,251	3,604,412

		8,884,992

Capital Markets 2.8%
Merrill Lynch & Co., Inc.	59,300	3,544,361
Consumer Finance 2.6%
American Express Co.	59,300	3,342,741
Diversified Financial Services 14.0%
Fannie Mae	85,050	6,056,410
Freddie Mac	112,150	8,265,455
JPMorgan Chase & Co.	86,500	3,374,365

		17,696,230

	Shares	Value ($)
Insurance 1.2%
American International Group, Inc.	22,500	1,477,575
Health Care 15.4%
Biotechnology 4.7%
Genentech, Inc.*	74,800	4,072,112
Gilead Sciences, Inc.*	53,600	1,875,464

		5,947,576

Health Care Equipment & Supplies 0.5%
Becton, Dickinson & Co.	10,675	606,340
Health Care Providers & Services 4.1%
AmerisourceBergen Corp.	15,050	883,134
Cardinal Health, Inc.	5,750	334,363
HCA, Inc.	20,875	834,165
Laboratory Corp. of America Holdings*	23,890	1,190,200
Medco Health Solutions, Inc.*	22,062	917,779
Quest Diagnostics, Inc.	10,720	1,024,296

		5,183,937

Pharmaceuticals 6.1%
Bristol Myers Squibb Co.	55,170	1,413,455
Eli Lilly & Co.	35,600	2,020,300
Merck & Co., Inc.	46,900	1,507,366
Pfizer, Inc.	94,500	2,541,105
Wyeth	5,525	235,310

		7,717,536

Industrials 3.7%
Industrial Conglomerates 3.7%
General Electric Co.	101,200	3,693,800
Tyco International Ltd.	25,850	923,879

		4,617,679

Information Technology 20.5%
Computers & Peripherals 2.8%
Apple Computer, Inc.*	54,800	3,529,120
Electronic Equipment & Instruments 2.4%
Agilent Technologies, Inc.*	126,700	3,053,470
Internet Software & Services 6.0%
Google, Inc. “A”*	18,700	3,610,970
Yahoo!, Inc.*	104,000	3,918,720

		7,529,690

IT Consulting & Services 1.5%
Electronic Data Systems Corp.	82,525	1,906,328
Semiconductors & Semiconductor Equipment 2.0%
Marvell Technology Group Ltd.*	71,100	2,521,917
Software 5.8%
Electronic Arts, Inc.*	63,700	3,929,016
Microsoft Corp.	123,300	3,293,343

		7,222,359

Telecommunication Services 1.6%
Wireless Telecommunication Services
Nextel Communications, Inc. “A”*	67,000	2,010,000

Total Common Stocks (Cost $103,076,220)		124,409,385

	Shares	Value ($)
Cash Equivalents 1.0%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $1,256,952)	1,256,952	1,256,952

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $104,333,172) (a)	99.8	125,666,337
Other Assets and Liabilities, Net	0.2	229,302

Net Assets	100.0	125,895,639

Notes to SVS Focus Value+Growth Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $104,426,153. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $21,240,184. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $24,483,278 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,243,094.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $103,076,220)	$124,409,385
Investment in Scudder Cash Management QP Trust (cost $1,256,952)	1,256,952
Total investments in securities, at value (cost $104,333,172)	125,666,337
Cash	79,047
Receivable for investments sold	316,809
Dividends receivable	152,268
Interest receivable	2,706
Other assets	3,721
Total assets	126,220,888
Liabilities
Payable for Portfolio shares redeemed	188,679
Accrued management fee	83,203
Other accrued expenses and payables	53,367
Total liabilities	325,249

Net assets, at value	$125,895,639

Net Assets
Net assets consist of:
Undistributed net investment income	1,316,360
Net unrealized appreciation (depreciation) on investments	21,333,165
Accumulated net realized gain (loss)	(29,983,699)
Paid-in capital	133,229,813

Net assets, at value	$125,895,639

Class A
Net Asset Value, offering and redemption price per share ($114,746,163 ÷ 8,194,607 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.00
Class B
Net Asset Value, offering and redemption price per share ($11,149,476 ÷ 798,374 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.97

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $66)	$2,355,322
Interest — Scudder Cash Management QP Trust	28,530
Securities lending income, including income from Daily Assets Fund Institutional	213
Total Income	2,384,065
Expenses:
Management fee	918,970
Custodian fees	15,016
Distribution service fees (Class B)	22,563
Record keeping fees (Class B)	12,161
Auditing	40,476
Legal	3,682
Reports to shareholders	10,424
Other	1,341
Total expenses, before expense reductions	1,024,633
Expense reductions	(1,623)
Total expenses, after expense reductions	1,023,010

Net investment income (loss)	1,361,055

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	4,306,873
Futures	116,366

4,423,239

Net unrealized appreciation (depreciation) during the period on:
Investments	6,929,650
Futures	(64,159)

6,865,491

Net gain (loss) on investment transactions	11,288,730

Net increase (decrease) in net assets resulting from operations	$12,649,785

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,361,055	$1,010,016
Net realized gain (loss) on investment transactions	4,423,239	(762,388)
Net unrealized appreciation (depreciation) on investment transactions during the period	6,865,491	30,764,910
Net increase (decrease) in net assets resulting from operations	12,649,785	31,012,538
Distributions to shareholders from:
Net investment income
Class A	(964,388)	(861,563)
Class B	(34,623)	(12,687)
Portfolio share transactions:
Class A
Proceeds from shares sold	6,603,416	11,072,613
Reinvestment of distributions	964,388	861,563
Cost of shares redeemed	(24,197,037)	(17,513,556)
Net increase (decrease) in net assets from Class A share transactions	(16,629,233)	(5,579,380)
Class B
Proceeds from shares sold	4,462,355	5,121,184
Reinvestment of distributions	34,623	12,687
Cost of shares redeemed	(675,725)	(406,433)
Net increase (decrease) in net assets from Class B share transactions	3,821,253	4,727,438
Increase (decrease) in net assets	(1,157,206)	29,286,346
Net assets at beginning of period	127,052,845	97,766,499

Net assets at end of period (including undistributed net investment income of $1,316,360 and $954,315, respectively)	$125,895,639	$127,052,845

Other Information
Class A
Shares outstanding at beginning of period	9,513,858	10,089,997
Shares sold	516,151	983,070
Shares issued to shareholders in reinvestment of distributions	76,791	93,142
Shares redeemed	(1,912,193)	(1,652,351)
Net increase (decrease) in Portfolio shares	(1,319,251)	(576,139)

Shares outstanding at end of period	8,194,607	9,513,858

Class B
Shares outstanding at beginning of period	495,365	39,304
Shares sold	352,824	491,329
Shares issued to shareholders in reinvestment of distributions	2,757	1,372
Shares redeemed	(52,572)	(36,640)
Net increase (decrease) in Portfolio shares	303,009	456,061

Shares outstanding at end of period	798,374	495,365

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$12.70	$9.65	$13.08	$16.55	$18.96
Income (loss) from investment operations:
Net investment income (loss)[b]	.14	.10	.08	.09	.12
Net realized and unrealized gain (loss) on investment transactions	1.27	3.04	(3.45)	(2.41)	(.73)

Total from investment operations	1.41	3.14	(3.37)	(2.32)	(.61)

Less distributions from:
Net investment income	(.11)	(.09)	(.06)	(.10)	(.10)
Net realized gains on investment transactions	—	—	—	(1.05)	(1.70)
Total distributions	(.11)	(.09)	(.06)	(1.15)	(1.80)

Net asset value, end of period	$14.00	$12.70	$9.65	$13.08	$16.55

Total Return (%)	11.16	32.87 [c]	(25.89)	(14.35)	(3.90)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	115	121	97	140	153
Ratio of expenses before expense reductions (%)	.81	.85	.81	.79	.81
Ratio of expenses after expense reductions (%)	.81	.84	.81	.79	.81
Ratio of net investment income (loss) (%)	1.14	.96	.73	.64	.66
Portfolio turnover rate (%)	68	82	109	180	39

[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to June 30, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

[c]	Total returns would have been lower had certain expenses not been reduced.

Class B

Years Ended December 31,	2004	2003		2002[a]
Selected Per Share Data
Net asset value, beginning of period	$12.66	$9.63		$10.74
Income (loss) from investment operations:
Net investment income (loss)[b]	.10	.05		.08
Net realized and unrealized gain (loss) on investment transactions	1.26	3.04		(1.19)

Total from investment operations	1.36	3.09		(1.11)

Less distributions from:
Net investment income	(.05)	(.06)		—

Net asset value, end of period	$13.97	$12.66		$9.63

Total Return (%)	10.82	32.39	[c]	(10.34	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	6		.4
Ratio of expenses before expense reductions (%)	1.19	1.25		1.06	*
Ratio of expenses after expense reductions (%)	1.19	1.24		1.06	*
Ratio of net investment income (loss) (%)	.76	.56		1.64	*
Portfolio turnover rate (%)	68	82		109

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

[c]	Total returns would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

SVS Index 500 Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, derivatives may be more volatile and less liquid than traditional securities and the Portfolio could suffer losses on its derivatives positions. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Index 500 Portfolio from 9/1/1999 to 12/31/2004

☐ SVS Index 500 Portfolio — Class A ☐ S&P 500 Index

The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

SVS Index 500 Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,038	$10,966	$8,687	$9,517
	Average annual total return	10.38%	3.12%	-2.78%	-.92%
S&P 500 Index	Growth of $10,000	$11,088	$11,115	$8,902	$9,947
	Average annual total return	10.88%	3.59%	-2.30%	-.10%

SVS Index 500 Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$10,998	$12,824
	Average annual total return			9.98%	10.45%
S&P 500 Index	Growth of $10,000			$11,088	$12,800
	Average annual total return			10.88%	10.38%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on September 1, 1999. Index returns begin August 31, 1999. Total returns would have been lower for the 3-Year and Life of Portfolio periods for Class A shares if the Portfolio’s expenses were not maintained.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

SVS Index 500 Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares of the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,070.40	$1,068.20
Expenses Paid per $1,000*	$1.91	$3.73

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,023.29	$1,021.53
Expenses Paid per $1,000*	$1.87	$3.65

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Index 500 Portfolio	.37%	.72%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

SVS Index 500 Portfolio

For the 12-month period ended December 31, 2004, the portfolio produced a total return of 10.38% (Class A shares, unadjusted for contract charges). The Standard & Poor’s 500 (S&P 500) index concluded 2004 with a 10.88% return, which included a strong fourth quarter finish of 9.23%. Value stocks outpaced growth stocks both during the fourth quarter and year. During the quarter, the S&P 500 Barra Value index rose 9.93% versus 8.51% for the S&P 500 Barra Growth index.1 For the year, value stocks (+15.71%) outperformed growth stocks (+6.13%) by 958 basis points. As has been the case throughout the year, returns increased as market capitalization decreased. The small- and mid-cap segments continued their buoyant pace during the quarter with the S&P MidCap 400 up 12.16% and the S&P SmallCap 600 increasing by 13.00%.2 This year, the performance differential across capitalization segments was even more pronounced. The S&P MidCap 400 index increased by 16.48%, while the S&P SmallCap 600 index increased by 22.68%.

The US economy rallied again in the fourth quarter, continuing the 13-quarter economic expansion. Stock prices, which hit a low in October 2002, have recovered over the past nine quarters. Economic growth, changing from a consumption-driven trend to one that is driven by business and business investment, grew slightly above the 3.5 to 4 cent per share trend. At year end, corporate executives remain cautiously optimistic that inflation would remain under control, with core Consumer Price Index (an inflationary indicator that measures the change in the cost of a fixed basket of products and services) running at about 2.3%, and that the Federal Reserve Board would continue its measured pace of rate increases. The dollar, on a trade-weighted basis, is probably going to continue to decline, but the willingness of overseas investors to own our assets is still high. Our returns on capital and profitability remain superior to what’s happening in Europe and Japan.

All S&P 500 index sectors generated positive results for the year with the energy sector increasing the sharpest at 31.54%. Other strong-performing sectors for the year included utilities, telecomm services and industrials, which advanced by 24.28%, 19.85% and 18.03%, respectively. Information technology and health care dampened the index’s return advancing by only 2.54% and 1.67% for the year.

The Portfolio Management Team

Northern Trust Investments, N.A., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio may not be able to mirror the S&P 500 index closely enough to track its performance for several reasons, including the portfolio’s cost to buy and sell securities, as well as the flow of money into and out of the portfolio. This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, derivatives may be more volatile and less liquid than traditional securities and the portfolio could suffer losses on its derivatives positions. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Standard & Poor’s (S&P) 500 index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

[1]	S&P 500 Barra Value index is an unmanaged, capitalization-weighted index of all the stock in the S&P 500 index that have low price-to-book ratios. The S&P 500 Barra Growth index is an unmanaged, capitalization-weighted index of all the stocks in the S&P 500 index that have high price-to-book ratios.

[2]	S&P MidCap 400 index is an unmanaged index that tracks the stock movement of 400 mid-sized US companies.

S&P SmallCap 600 index is an unmanaged index that tracks the stock movement of 600 small-cap US companies.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Index 500 Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Common Stocks	99%	98%
Cash Equivalents	1%	2%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Financials	21%	21%
Information Technology	16%	18%
Health Care	13%	13%
Consumer Discretionary	12%	11%
Industrials	12%	11%
Consumer Staples	10%	11%
Energy	7%	6%
Telecommunication Services	3%	3%
Materials	3%	3%
Utilities	3%	3%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004	[GRAPHIC]	[GRAPHIC]

SVS Index 500 Portfolio

	Shares	Value ($)
Common Stocks 98.4%
Consumer Discretionary 11.7%
Auto Components 0.2%
Cooper Tire & Rubber Co.	2,449	52,776
Dana Corp.	5,357	92,837
Delphi Corp.	18,383	165,815
Goodyear Tire & Rubber Co.*	6,957	101,989
Johnson Controls, Inc.	6,906	438,117
Visteon Corp.	3,894	38,044

		889,578

Automobiles 0.6%
Ford Motor Co.	64,203	939,932
General Motors Corp.	19,491	780,810
Harley-Davidson, Inc.	10,535	640,001

		2,360,743

Distributors 0.1%
Genuine Parts Co.	5,509	242,727
Hotels Restaurants & Leisure 1.5%
Carnival Corp.	22,491	1,296,156
Darden Restaurants, Inc.	5,275	146,328
Harrah’s Entertainment, Inc.	4,319	288,898
Hilton Hotels Corp.	13,040	296,530
International Game Technology	11,497	395,267
Marriott International, Inc. “A”	7,817	492,315
McDonald’s Corp.	44,906	1,439,686
Starbucks Corp.*	14,333	893,806
Starwood Hotels & Resorts Worldwide, Inc.	6,846	399,806
Wendy’s International, Inc.	3,611	141,768
YUM! Brands, Inc.	9,849	464,676

		6,255,236

Household Durables 0.5%
Black & Decker Corp.	2,694	237,961
Centex Corp.	4,056	241,656
Fortune Brands, Inc.	5,187	400,333
KB Home	1,769	184,684
Leggett & Platt, Inc.	6,357	180,729
Maytag Corp.	3,229	68,132
Newell Rubbermaid, Inc.	9,046	218,823
Pulte Homes, Inc.	4,196	267,705
Snap-On, Inc.	1,893	65,043
The Stanley Works	2,719	133,204
Whirlpool Corp.	2,314	160,152

		2,158,422

Internet & Catalog Retail 0.7%
eBay, Inc.*	23,235	2,701,766
Leisure Equipment & Products 0.2%
Brunswick Corp.	3,575	176,962
Eastman Kodak Co.	10,459	337,303
Hasbro, Inc.	5,527	107,113
Mattel, Inc.	14,553	283,638

		905,016

Media 3.9%
Clear Channel Communications, Inc.	20,659	691,870
Comcast Corp. “A”*	77,777	2,588,419

	Shares	Value ($)
Dow Jones & Co., Inc.	2,720	117,123
Gannett Co., Inc.	8,946	730,888
Interpublic Group of Companies, Inc.*	13,697	183,540
Knight-Ridder, Inc.	3,034	203,096
McGraw-Hill Companies, Inc.	6,869	628,788
Meredith Corp.	1,700	92,140
New York Times Co. “A”	4,882	199,186
News Corp. “A”	91,400	1,705,524
Omnicom Group, Inc.	6,782	571,858
Time Warner, Inc.*	159,460	3,099,902
Tribune Co.	10,806	455,365
Univision Communications, Inc. “A”*	11,205	327,970
Viacom, Inc. “B”	59,709	2,172,810
Walt Disney Co.	70,937	1,972,049

		15,740,528

Multiline Retail 1.1%
Big Lots, Inc.*	3,692	44,784
Dillard’s, Inc. “A”	3,351	90,041
Dollar General Corp.	12,247	254,370
Family Dollar Stores, Inc.	5,679	177,355
Federated Department Stores, Inc.	6,209	358,818
J.C. Penny Co., Inc.	9,683	400,876
Kohl’s Corp.*	11,781	579,272
May Department Stores Co.	10,737	315,668
Nordstrom, Inc.	4,524	211,407
Sears, Roebuck & Co.	7,001	357,261
Target Corp.	31,811	1,651,945

		4,441,797

Specialty Retail 2.4%
AutoNation, Inc.*	8,500	163,285
AutoZone, Inc.*	2,742	250,372
Bed Bath & Beyond, Inc.*	10,776	429,208
Best Buy Co., Inc.	10,997	653,442
Circuit City Stores, Inc.	7,630	119,333
Home Depot, Inc.	76,433	3,266,746
Limited Brands	14,021	322,763
Lowe’s Companies, Inc.	27,536	1,585,798
Office Depot, Inc.*	9,903	171,916
OfficeMax, Inc.	3,441	107,979
RadioShack Corp.	5,270	173,278
Sherwin-Williams Co.	4,770	212,885
Staples, Inc.	18,026	607,657
The Gap, Inc.	30,825	651,024
Tiffany & Co.	4,600	147,062
TJX Companies, Inc.	17,493	439,599
Toys “R” Us, Inc.*	8,117	166,155

		9,468,502

Textiles, Apparel & Luxury Goods 0.5%
Coach, Inc.*	6,500	366,600
Jones Apparel Group, Inc.	4,166	152,351
Liz Claiborne, Inc.	3,766	158,963
NIKE, Inc. “B”	9,063	821,923
Reebok International Ltd.	2,518	110,792
VF Corp.	4,121	228,221

		1,838,850

	Shares	Value ($)
Consumer Staples 10.3%
Beverages 2.2%
Adolph Coors Co. “B”	1,535	116,153
Anheuser-Busch Companies, Inc.	28,190	1,430,079
Brown-Forman Corp. “B”	3,780	184,010
Coca-Cola Co.	84,204	3,505,413
Coca-Cola Enterprises, Inc.	16,834	350,989
Pepsi Bottling Group, Inc.	9,100	246,064
PepsiCo, Inc.	59,478	3,104,752

		8,937,460

Food & Staples Retailing 3.1%
Albertsons, Inc.	12,891	307,837
Costco Wholesale Corp.	16,694	808,157
CVS Corp.	14,096	635,307
Kroger Co.*	26,149	458,653
Safeway, Inc.*	14,637	288,934
SUPERVALU, Inc.	4,270	147,400
Sysco Corp.	22,826	871,268
Wal-Mart Stores, Inc.	147,874	7,810,705
Walgreen Co.	35,891	1,377,138

		12,705,399

Food Products 1.3%
Archer-Daniels-Midland Co.	23,716	529,104
Campbell Soup Co.	13,499	403,485
ConAgra Foods, Inc.	17,361	511,282
General Mills, Inc.	13,616	676,851
H.J. Heinz Co.	12,190	475,288
Hershey Foods Corp.	8,478	470,868
Kellogg Co.	15,093	674,054
McCormick & Co, Inc.	4,500	173,700
Sara Lee Corp.	28,428	686,252
William Wrigley Jr. Co.	7,470	516,849

		5,117,733

Household Products 1.8%
Clorox Co.	5,230	308,204
Colgate-Palmolive Co.	18,820	962,831
Kimberly-Clark Corp.	17,669	1,162,797
Procter & Gamble Co.	88,342	4,865,877

		7,299,709

Personal Products 0.6%
Alberto-Culver Co. “B”	3,050	148,139
Avon Products, Inc.	15,982	618,503
Gillette Co.	35,192	1,575,898

		2,342,540

Tobacco 1.3%
Altria Group, Inc.	71,547	4,371,522
Reynolds American, Inc.	5,245	412,257
UST, Inc.	6,211	298,811

		5,082,590

Energy 7.0%
Energy Equipment & Services 0.9%
Baker Hughes, Inc.	12,449	531,199
BJ Services Co.	6,069	282,451
Halliburton Co.	15,007	588,875
Nabors Industries Ltd.*	4,998	256,347
Noble Corp.*	4,440	220,846
Rowan Companies, Inc.*	4,409	114,193

	Shares	Value ($)
Schlumberger Ltd.	20,544	1,375,421
Transocean, Inc.*	11,124	471,546

		3,840,878

Oil & Gas 6.1%
Amerada Hess Corp.	2,950	243,021
Anadarko Petroleum Corp.	8,327	539,673
Apache Corp.	10,997	556,118
Ashland, Inc.	2,315	135,150
Burlington Resources, Inc.	14,196	617,526
ChevronTexaco Corp.	73,802	3,875,343
ConocoPhillips	24,347	2,114,050
Devon Energy Corp.	17,572	683,902
El Paso Corp.	21,441	222,987
EOG Resources, Inc.	3,939	281,087
ExxonMobil Corp.	225,486	11,558,412
Kerr-McGee Corp.	4,970	287,216
Kinder Morgan, Inc.	4,064	297,200
Marathon Oil Corp.	12,523	470,990
Occidental Petroleum Corp.	14,311	835,190
Sunoco, Inc.	2,808	229,442
Unocal Corp.	9,808	424,098
Valero Energy Corp.	8,600	390,440
Williams Companies, Inc.	20,143	328,130
XTO Energy, Inc.	9,100	321,958

		24,411,933

Financials 20.3%
Banks 6.4%
AmSouth Bancorp.	11,645	301,605
Bank of America Corp.	140,908	6,621,267
BB&T Corp.	18,759	788,816
Comerica, Inc.	6,346	387,233
Compass Bancshares, Inc.	3,700	180,079
Fifth Third Bancorp.	20,291	959,358
First Horizon National Corp.	4,143	178,605
Golden West Financial Corp.	10,906	669,847
Huntington Bancshares, Inc.	9,010	223,268
KeyCorp.	14,818	502,330
M&T Bank Corp.	3,897	420,252
Marshall & Ilsley Corp.	7,300	322,660
National City Corp.	24,503	920,088
North Fork Bancorp., Inc.	16,200	467,370
PNC Financial Services Group	10,280	590,483
Regions Financial Corp.	15,287	544,064
Sovereign Bancorp, Inc.	10,967	247,306
SunTrust Banks, Inc.	13,349	986,224
Synovus Financial Corp.	10,082	288,144
US Bancorp.	66,411	2,079,992
Wachovia Corp.	56,560	2,975,056
Washington Mutual, Inc.	30,177	1,275,884
Wells Fargo & Co.	58,813	3,655,228
Zions Bancorp.	3,565	242,527

		25,827,686

Capital Markets 2.8%
Bank of New York Co., Inc.	28,087	938,668
Bear Stearns Companies, Inc.	3,400	347,854
Charles Schwab Corp.	48,497	580,024
E*TRADE Financial Corp.*	12,000	179,400
Federated Investors, Inc. “B”	3,500	106,400
Franklin Resources, Inc.	9,012	627,686

	Shares	Value ($)
Goldman Sachs Group, Inc.	16,795	1,747,352
Janus Capital Group, Inc.	7,856	132,059
Lehman Brothers Holdings, Inc.	9,383	820,825
Mellon Financial Corp.	15,773	490,698
Merrill Lynch & Co., Inc.	32,662	1,952,208
Morgan Stanley	38,802	2,154,287
Northern Trust Corp.	7,049	342,440
State Street Corp.	12,153	596,955
T. Rowe Price Group, Inc.	4,731	294,268

		11,311,124

Consumer Finance 1.4%
American Express Co.	44,623	2,515,399
Capital One Financial Corp.	8,273	696,669
MBNA Corp.	45,213	1,274,554
Providian Financial Corp.*	9,714	159,990
SLM Corp.	15,425	823,541

		5,470,153

Diversified Financial Services 5.0%
CIT Group, Inc.	7,300	334,486
Citigroup, Inc.	181,277	8,733,926
Countrywide Financial Corp.	19,948	738,275
Fannie Mae	33,718	2,401,059
Freddie Mac	24,487	1,804,692
JPMorgan Chase & Co.	124,058	4,839,503
MGIC Investment Corp.	3,177	218,927
Moody’s Corp.	5,252	456,136
Principal Financial Group, Inc.	10,200	417,588

		19,944,592

Insurance 4.2%
ACE Ltd.	9,500	406,125
AFLAC, Inc.	17,900	713,136
Allstate Corp.	24,749	1,280,018
Ambac Financial Group, Inc.	3,586	294,518
American International Group, Inc.	90,855	5,966,448
Aon Corp.	10,283	245,352
Chubb Corp.	6,864	527,842
Cincinnati Financial Corp.	5,335	236,127
Hartford Financial Services Group, Inc.	10,388	719,992
Jefferson-Pilot Corp.	5,273	273,985
Lincoln National Corp.	6,146	286,895
Loews Corp.	6,730	473,119
Marsh & McLennan Companies, Inc.	18,571	610,986
MBIA, Inc.	5,264	333,106
MetLife, Inc.	26,745	1,083,440
Progressive Corp.	7,026	596,086
Prudential Financial, Inc.	18,490	1,016,210
Safeco Corp.	4,843	252,998
St. Paul Travelers Companies, Inc.	23,271	862,656
Torchmark Corp.	3,589	205,076
UnumProvident Corp.	9,316	167,129
XL Capital Ltd. “A”	4,841	375,904

		16,927,148

Real Estate 0.5%
Apartment Investment & Management Co. “A” (REIT)	3,900	150,306
Archstone-Smith Trust (REIT)	6,100	233,630
Equity Office Properties Trust (REIT)	15,129	440,556
Equity Residential (REIT)	9,300	336,474

	Shares	Value ($)
Plum Creek Timber Co., Inc. (REIT)	5,800	222,952
ProLogis (REIT)	5,700	246,981
Simon Property Group, Inc. (REIT)	8,168	528,225

		2,159,124

Health Care 12.5%
Biotechnology 1.3%
Amgen, Inc.*	44,201	2,835,494
Applera Corp. — Applied Biosystems Group	6,641	138,864
Biogen Idec, Inc.*	11,807	786,464
Chiron Corp.*	6,860	228,644
Genzyme Corp.*	8,047	467,289
Gilead Sciences, Inc.*	14,784	517,292
MedImmune, Inc.*	9,045	245,210

		5,219,257

Health Care Equipment & Supplies 2.2%
Bausch & Lomb, Inc.	1,782	114,868
Baxter International, Inc.	21,651	747,826
Becton, Dickinson & Co.	9,288	527,558
Biomet, Inc.	9,153	397,149
Boston Scientific Corp.*	29,616	1,052,849
C.R. Bard, Inc.	3,416	218,556
Fisher Scientific International, Inc.*	4,100	255,758
Guidant Corp.	10,934	788,341
Hospira, Inc.*	5,139	172,157
Medtronic, Inc.	42,320	2,102,034
Millipore Corp.*	1,631	81,240
PerkinElmer, Inc.	4,220	94,908
St. Jude Medical, Inc.*	12,124	508,359
Stryker Corp.	14,456	697,502
Thermo Electron Corp.*	6,105	184,310
Waters Corp.*	3,900	182,481
Zimmer Holdings, Inc.*	8,644	692,557

`		8,818,453

Health Care Providers & Services 2.2%
Aetna, Inc.	5,150	642,463
AmerisourceBergen Corp.	3,744	219,698
Cardinal Health, Inc.	14,969	870,447
Caremark Rx, Inc.*	15,843	624,689
CIGNA Corp.	4,645	378,893
Express Scripts, Inc.*	2,905	222,058
HCA, Inc.	14,547	581,298
Health Management Associates, Inc. “A”	9,079	206,275
Humana, Inc.*	6,142	182,356
IMS Health, Inc.	7,716	179,088
Laboratory Corp. of America Holdings*	4,800	239,136
Manor Care, Inc.	2,838	100,550
McKesson Corp.	9,678	304,470
Medco Health Solutions, Inc.*	9,925	412,880
Quest Diagnostics, Inc.	3,391	324,010
Tenet Healthcare Corp.*	15,222	167,138
UnitedHealth Group, Inc.	22,896	2,015,535
WellPoint Health Networks, Inc.*	10,328	1,187,720

		8,858,704

Pharmaceuticals 6.8%
Abbott Laboratories	54,995	2,565,517
Allergan, Inc.	4,736	383,948

	Shares	Value ($)
Bristol-Myers Squibb Co.	69,041	1,768,830
Eli Lilly & Co. (e)	39,275	2,228,856
Forest Laboratories, Inc.*	12,540	562,544
Johnson & Johnson	103,606	6,570,693
King Pharmaceuticals, Inc.*	8,965	111,166
Merck & Co., Inc.	77,275	2,483,618
Mylan Laboratories, Inc. (e)	9,800	173,264
Pfizer, Inc.	263,128	7,075,512
Schering-Plough Corp.	51,983	1,085,405
Watson Pharmaceuticals, Inc.*	4,059	133,176
Wyeth	46,568	1,983,331

		27,125,860

Industrials 11.6%
Aerospace & Defense 2.0%
Boeing Co.	29,760	1,540,675
General Dynamics Corp.	6,876	719,230
Goodrich Corp.	3,932	128,340
Honeywell International, Inc.	30,103	1,065,947
L-3 Communications Holdings, Inc.	3,700	270,988
Lockheed Martin Corp.	15,622	867,802
Northrop Grumman Corp.	12,818	696,786
Raytheon Co.	16,426	637,822
Rockwell Collins, Inc.	5,856	230,961
United Technologies Corp.	18,219	1,882,934

		8,041,485

Air Freight & Logistics 1.1%
FedEx Corp.	10,265	1,011,000
Ryder System, Inc.	2,652	126,686
United Parcel Service, Inc. “B”	39,411	3,368,064

		4,505,750

Airlines 0.1%
Delta Air Lines, Inc.* (e)	5,870	43,908
Southwest Airlines Co.	27,247	443,581

		487,489

Building Products 0.2%
American Standard Companies, Inc.*	7,289	301,181
Masco Corp.	16,216	592,371

		893,552

Commercial Services & Supplies 1.0%
Allied Waste Industries, Inc.*	11,039	102,442
Apollo Group, Inc. “A”*	6,611	533,574
Avery Dennison Corp.	3,615	216,792
Cendant Corp.	37,581	878,644
Cintas Corp.	5,764	252,809
Equifax, Inc.	4,524	127,124
H&R Block, Inc.	5,778	283,122
Monster Worldwide, Inc.*	4,533	152,490
Pitney Bowes, Inc.	7,591	351,311
R.R. Donnelley & Sons Co.	7,164	252,818
Robert Half International, Inc.	5,600	164,808
Waste Management, Inc.	20,485	613,321

		3,929,255

Construction & Engineering 0.1%
Fluor Corp.	2,725	148,540
Electrical Equipment 0.4%
American Power Conversion Corp.	7,514	160,800
Cooper Industries, Ltd. “A”	3,051	207,132

	Shares	Value ($)
Emerson Electric Co.	14,963	1,048,906
Power-One, Inc.*	2,782	24,816
Rockwell Automation, Inc.	6,108	302,651

		1,744,305

Industrial Conglomerates 4.6%
3M Co.	26,986	2,214,741
General Electric Co.	369,601	13,490,436
Textron, Inc.	4,982	367,672
Tyco International Ltd.	69,934	2,499,441

		18,572,290

Machinery 1.5%
Caterpillar, Inc.	11,950	1,165,244
Cummins, Inc.	1,702	142,611
Danaher Corp.	10,646	611,187
Deere & Co.	8,750	651,000
Dover Corp.	7,035	295,048
Eaton Corp.	5,542	401,019
Illinois Tool Works, Inc.	10,677	989,544
Ingersoll-Rand Co. “A”	6,335	508,700
ITT Industries, Inc.	3,473	293,295
Navistar International Corp.*	2,271	99,879
PACCAR, Inc.	6,386	513,945
Pall Corp.	3,953	114,439
Parker-Hannifin Corp.	4,098	310,383

		6,096,294

Road & Rail 0.5%
Burlington Northern Santa Fe Corp.	13,515	639,395
CSX Corp.	7,001	280,600
Norfolk Southern Corp.	13,585	491,641
Union Pacific Corp.	8,957	602,358

		2,013,994

Trading Companies & Distributors 0.1%
W.W. Grainger, Inc.	2,974	198,128
Information Technology 15.8%
Communications Equipment 2.7%
ADC Telecommunications, Inc.*	31,308	83,905
Andrew Corp.*	6,180	84,233
Avaya, Inc.*	15,715	270,298
CIENA Corp.*	22,277	74,405
Cisco Systems, Inc.*	230,632	4,451,198
Comverse Technologies, Inc.*	7,308	178,681
Corning, Inc.*	49,647	584,345
JDS Uniphase Corp.*	52,034	164,948
Lucent Technologies, Inc.*	157,488	592,155
Motorola, Inc.	84,565	1,454,518
QUALCOMM, Inc.	57,138	2,422,651
Scientific-Atlanta, Inc.	5,668	187,101
Tellabs, Inc.*	17,477	150,127

		10,698,565

Computers & Peripherals 3.9%
Apple Computer, Inc.*	13,967	899,475
Dell, Inc.*	87,046	3,668,118
EMC Corp.*	85,224	1,267,281
Gateway, Inc.*	11,777	70,780
Hewlett-Packard Co.	106,253	2,228,125
International Business Machines Corp.	58,035	5,721,090
Lexmark International, Inc. “A”*	4,536	385,560

	Shares	Value ($)
NCR Corp.*	3,094	214,198
Network Appliance, Inc.*	12,814	425,681
QLogic Corp.*	3,509	128,886
Sun Microsystems, Inc.*	119,166	641,113

		15,650,307

Electronic Equipment & Instruments 0.3%
Agilent Technologies, Inc.*	17,471	421,051
Jabil Circuit, Inc.*	6,581	168,342
Molex, Inc.	6,191	185,730
Sanmina-SCI Corp.*	19,217	162,768
Solectron Corp.*	31,507	167,932
Symbol Technologies, Inc.	7,650	132,345
Tektronix, Inc.	2,824	85,313

		1,323,481

Internet Software & Services 0.5%
Yahoo!, Inc.*	48,444	1,825,370
IT Consulting & Services 1.1%
Affiliated Computer Services, Inc. “A”*	4,500	270,855
Automatic Data Processing, Inc.	20,908	927,270
Computer Sciences Corp.*	6,523	367,701
Convergys Corp.*	4,747	71,158
Electronic Data Systems Corp.	17,253	398,544
First Data Corp.	29,635	1,260,673
Fiserv, Inc.*	7,141	286,997
Paychex, Inc.	13,451	458,410
Sabre Holdings Corp.	4,362	96,662
SunGard Data Systems, Inc.*	9,499	269,107
Unisys Corp.*	10,880	110,758

		4,518,135

Office Electronics 0.1%
Xerox Corp.*	34,217	582,031
Semiconductors & Semiconductor Equipment 3.0%
Advanced Micro Devices, Inc.*	13,913	306,364
Altera Corp.*	13,465	278,726
Analog Devices, Inc.	12,662	467,481
Applied Materials, Inc.*	58,625	1,002,488
Applied Micro Circuits Corp.*	12,600	53,046
Broadcom Corp. “A”*	11,277	364,022
Freescale Semiconductor, Inc.*	13,837	254,047
Intel Corp.	221,945	5,191,294
KLA-Tencor Corp.*	7,086	330,066
Linear Technology Corp.	11,041	427,949
LSI Logic Corp.*	12,513	68,571
Maxim Integrated Products, Inc.	11,147	472,521
Micron Technology, Inc.*	20,014	247,173
National Semiconductor Corp.*	12,434	223,190
Novellus Systems, Inc.*	5,532	154,288
NVIDIA Corp.*	6,307	148,593
PMC-Sierra, Inc.*	6,855	77,119
Teradyne, Inc.*	7,305	124,696
Texas Instruments, Inc.	59,957	1,476,141
Xilinx, Inc.	11,811	350,196

		12,017,971

Software 4.2%
Adobe Systems, Inc.	8,538	535,674
Autodesk, Inc.	8,248	313,012
BMC Software, Inc.*	7,308	135,929
Citrix Systems, Inc.*	6,498	159,396

	Shares	Value ($)
Computer Associates International, Inc.	20,052	622,815
Compuware Corp.*	12,246	79,232
Electronic Arts, Inc.*	10,746	662,813
Intuit, Inc.*	6,937	305,297
Mercury Interactive Corp.*	3,183	144,986
Microsoft Corp.	380,162	10,154,127
Novell, Inc.*	14,416	97,308
Oracle Corp.*	178,469	2,448,595
Parametric Technology Corp.*	7,591	44,711
Siebel Systems, Inc.*	17,915	188,107
Symantec Corp.*	21,574	555,746
VERITAS Software Corp.*	14,686	419,285

		16,867,033

Materials 3.1%
Chemicals 1.7%
Air Products & Chemicals, Inc.	8,264	479,064
Dow Chemical Co.	33,595	1,663,289
E.I. du Pont de Nemours & Co.	35,350	1,733,918
Eastman Chemical Co.	2,537	146,461
Ecolab, Inc.	8,486	298,113
Engelhard Corp.	4,300	131,881
Great Lakes Chemical Corp.	1,700	48,433
Hercules, Inc.*	3,707	55,049
International Flavors & Fragrances, Inc.	3,111	133,275
Monsanto Co.	9,558	530,947
PPG Industries, Inc.	6,205	422,933
Praxair, Inc.	11,263	497,261
Rohm & Haas Co.	7,252	320,756
Sigma-Aldrich Corp.	2,820	170,497

		6,631,877

Construction Materials 0.0%
Vulcan Materials Co.	3,410	186,220
Containers & Packaging 0.2%
Ball Corp.	3,800	167,124
Bemis Co., Inc.	3,512	102,164
Pactiv Corp.*	4,998	126,399
Sealed Air Corp.*	2,695	143,563
Temple-Inland, Inc.	1,768	120,931

		660,181

Metals & Mining 0.7%
Alcoa, Inc.	30,467	957,273
Allegheny Technologies, Inc.	3,667	79,464
Freeport-McMoRan Copper & Gold, Inc. “B”	6,109	233,547
Newmont Mining Corp.	16,011	711,048
Nucor Corp.	5,502	287,975
Phelps Dodge Corp.	3,377	334,053
United States Steel Corp.	3,959	202,899

		2,806,259

Paper & Forest Products 0.5%
Georgia-Pacific Corp.	8,402	314,907
International Paper Co.	17,090	717,780
Louisiana-Pacific Corp.	4,297	114,902
MeadWestvaco Corp.	6,593	223,436
Weyerhaeuser Co.	8,699	584,747

		1,955,772

	Shares	Value ($)
Telecommunication Services 3.2%
Diversified Telecommunication Services 2.9%
ALLTEL Corp.	10,137	595,650
AT&T Corp.	28,336	540,084
BellSouth Corp.	64,564	1,794,234
CenturyTel, Inc.	5,224	185,295
Citizens Communications Co.	12,500	172,375
Qwest Communications International, Inc.*	60,085	266,778
SBC Communications, Inc.	116,106	2,992,052
Sprint Corp.	52,266	1,298,810
Verizon Communications, Inc.	96,385	3,904,556

		11,749,834

Wireless Telecommunication Services 0.3%
Nextel Communications, Inc. “A”*	38,843	1,165,290
Utilities 2.9%
Electric Utilities 2.0%
Allegheny Energy, Inc.*	4,410	86,921
Ameren Corp.	6,269	314,328
American Electric Power Co.	13,784	473,343
CenterPoint Energy, Inc.	10,121	114,367
Cinergy Corp.	5,749	239,331
Consolidated Edison, Inc.	7,722	337,838
DTE Energy Co.	5,757	248,299
Edison International	11,867	380,100
Entergy Corp.	8,356	564,782
Exelon Corp.	23,600	1,040,052
FirstEnergy Corp.	11,970	472,935
FPL Group, Inc.	6,747	504,338
PG&E Corp.*	14,726	490,081
Pinnacle West Capital Corp.	3,008	133,585
PPL Corp.	6,179	329,217
Progress Energy, Inc.	7,923	358,437
Southern Co.	26,317	882,146
TECO Energy, Inc.	5,400	82,836
TXU Corp.	8,524	550,309
Xcel Energy, Inc.	13,087	238,183

		7,841,428

	Shares	Value ($)
Gas Utilities 0.1%
KeySpan Corp.	5,532	218,237
Nicor, Inc.	1,506	55,632
NiSource, Inc.	10,100	230,078
Peoples Energy Corp.	1,128	49,576

		553,523

Multi-Utilities 0.8%
AES Corp.*	21,871	298,977
Calpine Corp.*	20,401	80,380
CMS Energy Corp.*	6,256	65,375
Constellation Energy Group, Inc.	5,710	249,584
Dominion Resources, Inc.	12,045	815,928
Duke Energy Corp.	34,431	872,137
Dynegy, Inc. “A”*	12,553	57,995
Public Service Enterprise Group, Inc.	8,755	453,247
Sempra Energy	8,687	318,639

		3,212,262

Total Common Stocks (Cost $342,635,917)		395,280,129

US Government Backed 0.2%
US Treasury Bill, 2.18%**, 3/24/2005 (c) (Cost $726,442)	730,000	726,442

Securities Lending Collateral 0.2%
Daily Assets Fund Institutional, 2.25% (d) (f) (Cost $962,450)	962,450	962,450

Cash Equivalents 1.2%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $4,677,217)	4,677,217	4,677,217

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $349,002,026) (a)	100.0	401,646,238
Other Assets and Liabilities, Net	(0.0)	(136,536)

Net Assets	100.0	401,509,702

Notes to SVS Index 500 Portfolio of Investments

*	Non-income producing security.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	The cost for federal income tax purposes was $374,533,283. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $27,112,955. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $65,853,112 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $38,740,157.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	At December 31, 2004, this security, in part or in whole, has been segregated to cover initial margin requirements for open futures contracts.

(d)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $932,230, which is 0.2% of total net assets.

(f)	Represents collateral held in connection with securities lending.

REIT: Real Estate Investment Trust

At December 31, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Net Unrealized Appreciation (Depreciation) ($)
S&P 500	3/17/2005	21	6,215,901	6,371,925	156,024

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $343,362,359) — including $932,230 of securities loaned	$396,006,571
Investment in Daily Assets Fund Institutional (cost $962,450)*	962,450
Investment in Scudder Cash Management QP Trust (cost $4,677,217)	4,677,217
Total investments in securities, at value (cost $349,002,026)	401,646,238
Receivable for investments sold	348,365
Dividends receivable	510,329
Interest receivable	14,892
Receivable for Portfolio shares sold	181,626
Other assets	11,965

Total assets	402,713,415

Liabilities
Payable upon return of securities loaned	962,450
Payable for Portfolio shares redeemed	24,580
Payable for daily variation margin on open futures contracts	16,282
Accrued management fee	60,072
Other accrued expenses and payables	140,329
Total liabilities	1,203,713

Net assets, at value	$401,509,702

Net Assets
Net assets consist of:
Undistributed net investment income	5,567,259
Net unrealized appreciation (depreciation) on:
Investments	52,644,212
Futures	156,024
Accumulated net realized gain (loss)	(46,088,532)
Paid-in capital	389,230,739

Net assets, at value	$401,509,702

Class A
Net Asset Value, offering and redemption price per share ($332,957,896 ÷ 36,513,515 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.12
Class B
Net Asset Value, offering and redemption price per share ($68,551,806 ÷ 7,543,430 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.09

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends	$7,322,952
Interest	7,694
Interest — Scudder Cash Management QP Trust	81,741
Securities lending income, including income from Daily Assets Fund Institutional	3,534

Total Income	7,415,921

Expenses:
Management fee	1,145,237
Custodian and accounting fees	169,405
Distribution service fees (Class B)	128,429
Record keeping fees (Class B)	67,396
Auditing	47,500
Legal	22,815
Trustees’ fees and expenses	6,150
Reports to shareholders	43,270
Registration fees	760
Other	47,303
Total expenses, before expense reductions	1,678,265
Expense reductions	(9,101)
Total expenses, after expense reductions	1,669,164

Net investment income (loss)	5,746,757

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	(11,480,105)
Futures	843,542

(10,636,563)

Net unrealized appreciation (depreciation) during the period on:
Investments	41,973,365
Futures	(14,332)

41,959,033

Net gain (loss) on investment transactions	31,322,470

Net increase (decrease) in net assets resulting from operations	$37,069,227

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,746,757	$3,524,386
Net realized gain (loss) on investment transactions	(10,636,563)	(12,180,785)
Net unrealized appreciation (depreciation) on investment transactions during the period	41,959,033	79,217,419
Net increase (decrease) in net assets resulting from operations	37,069,227	70,561,020
Distributions to shareholders from:
Net investment income
Class A	(3,148,196)	(2,840,811)
Class B	(262,259)	(39,707)
Portfolio share transactions:
Class A
Proceeds from shares sold	58,800,030	64,041,270
Reinvestment of distributions	3,148,196	2,840,811
Cost of shares redeemed	(65,809,853)	(54,166,484)

Net increase (decrease) in net assets from Class A share transactions	(3,861,627)	12,715,597

Class B
Proceeds from shares sold	43,175,923	30,974,956
Reinvestment of distributions	262,259	39,707
Cost of shares redeemed	(13,817,023)	(3,018,857)

Net increase (decrease) in net assets from Class B share transactions	29,621,159	27,995,806

Increase (decrease) in net assets	59,418,304	108,391,905
Net assets at beginning of period	342,091,398	233,699,493

Net assets at end of period (including undistributed net investment income of $5,567,259 and $3,279,886, respectively)	$401,509,702	$342,091,398

Other Information
Class A
Shares outstanding at beginning of period	36,967,597	35,202,430
Shares sold	6,987,566	8,891,513
Shares issued to shareholders in reinvestment of distributions	375,232	450,208
Shares redeemed	(7,816,880)	(7,576,554)
Net increase (decrease) in Portfolio shares	(454,082)	1,765,167

Shares outstanding at end of period	36,513,515	36,967,597

Class B
Shares outstanding at beginning of period	4,013,326	175,906
Shares sold	5,136,505	4,214,305
Shares issued to shareholders in reinvestment of distributions	31,296	6,293
Shares redeemed	(1,637,697)	(383,178)
Net increase (decrease) in Portfolio shares	3,530,104	3,837,420

Shares outstanding at end of period	7,543,430	4,013,326

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$8.35	$6.61	$8.55	$9.78	$10.96
Income (loss) from investment operations:
Net investment income (loss)[b]	.14	.09	.09	.08	.10
Net realized and unrealized gain (loss) on investment transactions	.72	1.73	(1.99)	(1.26)	(1.18)

Total from investment operations	.86	1.82	(1.90)	(1.18)	(1.08)

Less distributions from:
Net investment income	(.09)	(.08)	(.04)	(.05)	(.05)
Net realized gains on investment transactions	—	—	—	—	(.05)

Total distributions	(.09)	(.08)	(.04)	(.05)	(.10)

Net asset value, end of period	$9.12	$8.35	$6.61	$8.55	$9.78

Total Return (%)	10.38	27.93	(22.34)	(12.05)[c]	(9.93)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	333	309	233	219	102
Ratio of expenses before expense reductions (%)	.41	.49	.48	.65	.88
Ratio of expenses after expense reductions (%)	.41	.49	.48	.55	.54
Ratio of net investment income (loss) (%)	1.64	1.31	1.16	.88	.90
Portfolio turnover rate (%)	13	8	6	13	20

[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$8.32	$6.59	$7.21
Income (loss) from investment operations:
Net investment income (loss)[b]	.11	.06	.05
Net realized and unrealized gain (loss) on investment transactions	.72	1.74	(.67)

Total from investment operations	.83	1.80	(.62)

Less distributions from:
Net investment income	(.06)	(.07)	—

Net asset value, end of period	$9.09	$8.32	$6.59

Total Return (%)	9.98[c]	27.57	(8.60	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69	33	1
Ratio of expenses before expense reductions (%)	.79	.88	.69	*
Ratio of expenses after expense reductions (%)	.78	.88	.69	*
Ratio of net investment income (loss) (%)	1.28	.92	1.42	*
Portfolio turnover rate (%)	13	8	6

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

SVS INVESCO Dynamic Growth Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Stocks of medium-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. Additionally, the Portfolio may also focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this Portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this Portfolio would be lower.

Growth of an Assumed $10,000 Investment in SVS INVESCO Dynamic Growth Portfolio from 5/1/2001 to 12/31/2004

☐ SVS INVESCO Dynamic Growth Portfolio — Class A

☐ Russell Midcap Growth Index

The Russell MidCap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

SVS INVESCO Dynamic Growth Portfolio		1-Year	3-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,201	$10,489	$9,230
	Average annual total return	12.01%	1.60%	-2.16%
Russell Midcap Growth Index	Growth of $10,000	$11,548	$11,964	$10,930
	Average annual total return	15.48%	6.16%	2.45%

SVS INVESCO Dynamic Growth Portfolio			1-Year	Life of Class**
Class B	Growth of $10,000		$11,145	$14,055
	Average annual total return		11.45%	14.57%
Russell Midcap Growth Index	Growth of $10,000		$11,548	$14,900
	Average annual total return		15.48%	17.29%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

SVS INVESCO Dynamic Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,082.10	$1,079.00
Expenses Paid per $1,000*	$6.80	$8.88

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,018.68	$1,016.66
Expenses Paid per $1,000*	$6.59	$8.62

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS INVESCO Dynamic Growth Portfolio	1.30%	1.70%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

SVS INVESCO Dynamic Growth Portfolio

In the period ending December 31, 2004, SVS INVESCO Dynamic Growth Portfolio underperformed the 15.48% return of the Russell Midcap Growth Index, but still posted a solid gain for the year of 12.01% (Class A shares, unadjusted for contract charges). During 2004, the managers reduced the total number of holdings in the portfolio, but took steps to diversify the holdings across sectors. Specifically, the portfolio managers decreased exposure to the information technology sector, and added to their positions in the energy, industrials, materials and telecommunications sectors. By the end of the year, the portfolio held overweight positions in the financials, energy, telecommunications and materials sectors. It held underweight positions in the consumer discretionary, staples, health care and information technology sectors relative to the Russell Midcap Growth Index.

Stock selection in the information technology sector was the largest detractor from the portfolio’s relative performance. Within the IT sector, the semiconductor stocks, in particular, detracted from the portfolio, as this was the worst-performing industry group in 2004. Stock selection and an underweight position in the health care sector also detracted from relative performance during the year. Stock selection in the industrials sector positively contributed to performance relative to the Russell Midcap Growth Index in 2004. Telecommunications holdings also boosted the portfolio’s performance as shares of wireless telecommunications services companies posted solid gains.

Going forward, the portfolio management team will continue to utilize fundamental analysis to identify stocks with sustainable growth characteristics and attractive valuations. The managers will balance their high-quality core growth holdings with earnings momentum stocks that may have strong near-term prospects for appreciation. The portfolio should be well positioned to benefit from the current economic climate.

Paul J. Rasplicka Michael Chapman

Lead Manager

INVESCO Institutional (N.A.), Inc., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Returns during part or all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Stocks of medium-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. Additionally, the portfolio may also focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell Midcap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS INVESCO Dynamic Growth Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	94%	95%
Cash Equivalents	5%	4%
Exchange Traded Fund	1%	1%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Information Technology	22%	33%
Consumer Discretionary	21%	21%
Health Care	17%	17%
Industrials	16%	13%
Financials	11%	7%
Energy	6%	4%
Materials	3%	2%
Telecommunication Services	3%	2%
Consumer Staples	1%	1%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 33. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS INVESCO Dynamic Growth Portfolio	[GRAPHIC]	[GRAPHIC]

	Shares	Value ($)
Common Stocks 94.6%
Consumer Discretionary 19.5%
Hotels Restaurants & Leisure 6.2%
Hilton Hotels Corp.	33,100	752,694
Royal Caribbean Cruises Ltd.(e)	11,800	642,392
Starwood Hotels & Resorts Worldwide, Inc.	11,800	689,120
Station Casinos, Inc.	9,700	530,396

		2,614,602

Household Durables 1.9%
Garmin Ltd.(e)	5,100	310,284
Pulte Homes, Inc.	7,200	459,360

		769,644

Media 2.1%
Omnicom Group, Inc.	5,100	430,032
The E.W. Scripps Co. “A”	9,300	449,004

		879,036

Multiline Retail 2.0%
Dollar General Corp.(e)	20,700	429,939
Kohl’s Corp.*	8,600	422,862

		852,801

Specialty Retail 4.5%
Abercrombie & Fitch Co. “A”	10,200	478,890
Advance Auto Parts, Inc.*	9,500	414,960
Ross Stores, Inc.	15,300	441,711
Staples, Inc.	16,900	569,699

		1,905,260

Textiles, Apparel & Luxury Goods 2.8%
Coach, Inc.*	9,400	530,160
Polo Ralph Lauren Corp.	15,400	656,040

		1,186,200

Consumer Staples 0.9%
Food & Staples Retailing
BJ’s Wholesale Club, Inc.*	13,400	390,342
Energy 5.5%
Energy Equipment & Services 2.1%
Halliburton Co.	10,900	427,716
Smith International, Inc.*	8,100	440,721

		868,437

Oil & Gas 3.4%
Apache Corp.	2	101
Murphy Oil Corp.	5,300	426,385
Talisman Energy, Inc.	15,700	423,272
Williams Companies, Inc.	37,200	605,988

		1,455,746

Financials 10.7%
Banks 1.0%
Zions Bancorp.	6,100	414,983
Capital Markets 3.4%
Investors Financial Services Corp.	8,500	424,830
Legg Mason, Inc.	7,750	567,765

	Shares	Value ($)
T. Rowe Price Group, Inc.	7,600	472,720

		1,465,315

Diversified Financial Services 1.7%
CapitalSource, Inc.* (e)	16,400	420,988
Moody’s Corp.	3,400	295,290

		716,278

Insurance 1.1%
Quanta Capital Holdings Ltd.* (e)	4,700	43,334
Willis Group Holdings Ltd.	10,100	415,817

		459,151

Real Estate 3.5%
Aames Investment Corp. (REIT) (e)	37,700	403,390
CB Richard Ellis Group, Inc. “A”*	14,200	476,410
New Century Financial Corp. (REIT)	9,300	594,363

		1,474,163

Health Care 16.1%
Biotechnology 2.7%
Genzyme Corp.*	6,300	365,841
Gilead Sciences, Inc.*	8,800	307,912
Invitrogen Corp.*	3,600	241,668
Martek Biosciences Corp.*	4,400	225,280

		1,140,701

Health Care Equipment & Supplies 5.0%
Cooper Companies, Inc.	6,100	430,599
INAMED Corp.*	5,300	335,225
Kinetic Concepts, Inc.*	6,900	526,470
Nobel Biocare Holding AG	1,900	344,209
Waters Corp.*	9,600	449,184

		2,085,687

Health Care Providers & Services 4.9%
Aetna, Inc.	3,900	486,525
Caremark Rx, Inc.*	16,629	655,682
Express Scripts, Inc.*	5,700	435,708
Henry Schein, Inc.*	6,900	480,516

		2,058,431

Pharmaceuticals 3.5%
MGI Pharma, Inc.*	11,800	330,518
Shire Pharmaceuticals Group PLC (ADR) (e)	21,400	683,730
Valeant Pharmaceuticals International (e)	17,900	471,665

		1,485,913

Industrials 14.9%
Air Freight & Couriers 0.9%
C.H. Robinson Worldwide, Inc.	6,500	360,880
Commercial Services & Supplies 8.4%
Apollo Group, Inc. “A”*	2,440	196,932
Career Education Corp.*	12,300	492,000
Cintas Corp.	8,900	390,354
Corrections Corp. of America*	12,500	505,625
Iron Mountain, Inc.*	14,500	442,105
Manpower, Inc.	14,300	690,690
Republic Services, Inc.	14,300	479,622
Stericycle, Inc.*	7,700	353,815

		3,551,143

	Shares	Value ($)
Construction & Engineering 0.7%
Chicago Bridge & Iron Co., NV (New York Shares) (ADR) (e)	7,100	284,000
Electrical Equipment 0.7%
Cooper Industries, Ltd. “A”	4,000	271,560
Machinery 2.9%
Eaton Corp.	6,600	477,576
Ingersoll-Rand Co. “A”	6,300	505,890
PACCAR, Inc.	3,050	245,464

		1,228,930

Trading Companies & Distributors 1.0%
Fastenal Co.(e)	7,100	437,076
Transportation Infrastructure 0.3%
Sirva, Inc.*	7,200	138,384
Information Technology 20.9%
Communications Equipment 4.6%
Avaya, Inc.*	38,500	662,200
Comverse Technologies, Inc.*	20,800	508,560
Corning, Inc.*	24,700	290,719
Juniper Networks, Inc.*	8,563	232,828
Scientific-Atlanta, Inc.	7,800	257,478

		1,951,785

Computers & Peripherals 0.9%
Storage Technology Corp.*	12,300	388,803
Electronic Equipment & Instruments 1.8%
Amphenol Corp. “A”*	14,100	518,034
CDW Corp.	3,250	215,638

		733,672

Internet Software & Services 2.2%
Ask Jeeves, Inc.* (e)	7,900	211,325
VeriSign, Inc.*	21,500	720,680

		932,005

IT Consulting & Services 1.9%
Alliance Data Systems Corp.*	10,500	498,540
DST Systems, Inc.*	6,100	317,932

		816,472

Office Electronics 0.6%
Zebra Technologies Corp. “A”*	4,500	253,260
Semiconductors & Semiconductor Equipment 4.6%
Altera Corp.*	14,933	309,113
KLA-Tencor Corp.*	5,200	242,216
Microchip Technology, Inc.	16,450	438,557
National Semiconductor Corp.*	27,800	499,010

	Shares	Value ($)
Novellus Systems, Inc.*	16,500	460,185

		1,949,081

Software 4.3%
Amdocs Ltd.*	19,800	519,750
Intuit, Inc.*	9,100	400,491
Mercury Interactive Corp.*	5,900	268,745
NAVTEQ Corp.*	4,600	213,256
Novell, Inc.*	60,000	405,000

		1,807,242

Materials 3.1%
Chemicals
Ecolab, Inc.	7,000	245,910
Nalco Holding Co.*	17,800	347,456
Praxair, Inc.	4,800	211,920
Rohm & Haas Co.	11,300	499,799

		1,305,085

Telecommunication Services 3.0%
Wireless Telecommunication Services
American Towers, Inc. “A”* (e)	29,900	550,160
Nextel Partners, Inc. “A”* (e)	23,100	451,372
SpectraSite, Inc.*	4,800	277,920

		1,279,452

Total Common Stocks (Cost $31,384,062)		39,911,520

Exchange Traded Fund 0.9%
iShares Nasdaq Biotechnology Index Fund* (Cost $344,887)	5,100	384,540
Securities Lending Collateral 7.6%
Daily Assets Fund Institutional, 2.25%(c) (d) (Cost $3,190,356)	3,190,356	3,190,356
Cash Equivalents 5.5%
Scudder Cash Management QP Trust, 2.24%(b) (Cost $2,313,714)	2,313,714	2,313,714

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $37,233,019)(a)	108.6	45,800,130
Other Assets and Liabilities, Net	(8.6)	(3,606,223)

Net Assets	100.0	42,193,907

Notes to SVS INVESCO Dynamic Growth Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $37,333,270. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $8,466,860. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,776,811 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $309,951.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents collateral held in connection with securities lending.

(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004, amounted to $3,119,338, which is 7.4% of net assets.

REIT: Real Estate Investment Trust

ADR: American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $31,728,949) — including $3,119,338 of securities loaned	$40,296,060
Investment in Daily Assets Fund Institutional (cost $3,190,356)*	3,190,356
Investment in Scudder Cash Management QP Trust (cost $2,313,714)	2,313,714
Total investments in securities, at value (cost $37,233,019)	45,800,130
Cash	11,559
Receivable for investments sold	121,840
Dividends receivable	32,938
Interest receivable	8,145
Receivable for Portfolio shares sold	7,338
Foreign taxes recoverable	593
Other assets	1,399

Total assets	45,983,942

Liabilities
Payable for investments purchased	499,773
Payable upon return of securities loaned	3,190,356
Payable for Portfolio shares redeemed	29,116
Other accrued expenses and payables	70,790

Total liabilities	3,790,035

Net assets, at value	$42,193,907

Net Assets
Net assets consist of:
Accumulated net investment loss	(213)
Net unrealized appreciation (depreciation) on:
Investments	8,567,111
Foreign currency related transactions	40
Accumulated net realized gain (loss)	(2,797,169)
Paid-in capital	36,424,138

Net assets, at value	$42,193,907

Class A
Net Asset Value, offering and redemption price per share ($34,929,103 ÷ 3,784,410 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.23
Class B
Net Asset Value, offering and redemption price per share ($7,264,804 ÷ 793,650 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.15

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $1,704)	$191,259
Interest — Scudder Cash Management QP Trust	28,345
Securities lending income, including income from Daily Assets Fund Institutional	11,252

Total Income	230,856

Expenses:
Management fee	389,667
Custodian and accounting fees	112,196
Distribution service fees (Class B)	14,375
Record keeping fees (Class B)	7,766
Auditing	44,886
Legal	20,749
Trustees’ fees and expenses	939
Reports to shareholders	5,761
Other	2,942
Total expenses, before expense reductions	599,281
Expense reductions	(69,866)
Total expenses, after expense reductions	529,415

Net investment income (loss)	(298,559)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	4,623,604
Foreign currency related transactions	19,597

4,643,201

Net unrealized appreciation (depreciation) during the period on:
Investments	85,635
Foreign currency related transactions	37
85,672

Net gain (loss) on investment transactions	4,728,873

Net increase (decrease) in net assets resulting from operations	$4,430,314

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(298,559)	$(267,890)
Net realized gain (loss) on investment transactions	4,643,201	787,660
Net unrealized appreciation (depreciation) on investment transactions during the period	85,672	8,947,748
Net increase (decrease) in net assets resulting from operations	4,430,314	9,467,518
Portfolio share transactions:
Class A
Proceeds from shares sold	4,190,288	4,799,111
Cost of shares redeemed	(7,454,938)	(4,360,153)
Net increase (decrease) in net assets from Class A share transactions	(3,264,650)	438,958
Class B
Proceeds from shares sold	3,116,161	3,887,012
Cost of shares redeemed	(1,201,557)	(110,618)
Net increase (decrease) in net assets from Class B share transactions	1,914,604	3,776,394
Increase (decrease) in net assets	3,080,268	13,682,870
Net assets at beginning of period	39,113,639	25,430,769

Net assets at end of period (including accumulated net investment loss of $213 and $208, respectively)	$42,193,907	$39,113,639

Other Information
Class A
Shares outstanding at beginning of period	4,185,184	4,165,073
Shares sold	493,942	671,597
Shares redeemed	(894,716)	(651,486)
Net increase (decrease) in Portfolio shares	(400,774)	20,111

Shares outstanding at end of period	3,784,410	4,185,184

Class B
Shares outstanding at beginning of period	562,802	15,737
Shares sold	370,510	562,002
Shares redeemed	(139,662)	(14,937)
Net increase (decrease) in Portfolio shares	230,848	547,065

Shares outstanding at end of period	793,650	562,802

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$8.24	$6.08	$8.80	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.06)	(.06)	(.05)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.05	2.22	(2.67)	(1.18)
Total from investment operations	.99	2.16	(2.72)	(1.20)

Net asset value, end of period	$9.23	$8.24	$6.08	$8.80

Total Return (%)	12.01 [c]	35.53 [c]	(30.91)	(12.00	)[c]**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	34	25	23
Ratio of expenses before expense reductions (%)	1.48	1.46	1.14	1.97	*
Ratio of expenses after expense reductions (%)	1.30	1.30	1.14	1.30	*
Ratio of net investment income (loss) (%)	(.71)	(.85)	(.71)	(.40	)*
Portfolio turnover rate (%)	133	115	79	40	*

[a]	For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$8.21	$6.07	$6.51
Income (loss) from investment operations:
Net investment income (loss)[b]	(.09)	(.09)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.03	2.23	(.41)
Total from investment operations	.94	2.14	(.44)

Net asset value, end of period	$9.15	$8.21	$6.07

Total Return (%)	11.45 [c]	35.26 [c]	(6.76	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	5	.1
Ratio of expenses before expense reductions (%)	1.88	1.85	1.40	*
Ratio of expenses after expense reductions (%)	1.70	1.69	1.40	*
Ratio of net investment income (loss) (%)	(1.11)	(1.24)	(.82	)*
Portfolio turnover rate (%)	133	115	79

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

SVS Janus Growth and Income Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Janus Growth and Income Portfolio from 10/29/1999 to 12/31/2004
☐ SVS Janus Growth and Income Portfolio — Class A ☐ Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results

SVS Janus Growth and Income Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,151	$11,064	$8,815	$10,131
	Average annual total return	11.51%	3.43%	-2.49%	.25%
Russell 1000 Growth Index	Growth of $10,000	$10,630	$9,946	$6,140	$7,145
	Average annual total return	6.30%	-.18%	-9.29%	-6.30%

SVS Janus Growth and Income Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$11,109	$12,402
	Average annual total return			11.09%	8.98%
Russell 1000 Growth Index	Growth of $10,000			$10,630	$12,555
	Average annual total return			6.30%	9.53%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations October 29, 1999. Index returns begin October 31, 1999. Total returns would have been lower for the Life of Portfolio period for Class A shares if the Portfolio’s expenses were not maintained.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

SVS Janus Growth and Income Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,089.30	$1,087.50
Expenses Paid per $1,000*	$5.49	$7.45

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,019.95	$1,018.07
Expenses Paid per $1,000*	$5.31	$7.20

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Janus Growth and Income Portfolio	1.04%	1.42%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

SVS Janus Growth and Income Portfolio

SVS Janus Growth and Income Portfolio gained 11.51% (Class A shares, unadjusted for contract charges) for the fiscal year ended December 31, 2004, outperforming its benchmark, the Russell 1000 Growth Index, which returned 6.30% during the period. This performance owed its largest gains to the strong returns of a number of well-chosen health care stocks in the portfolio, in large part United Health Group, Inc. and Aetna, Inc. These HMOs are important holdings in the portfolio because their earnings outlook should benefit from several important trends such as membership growth. Both companies have above-average earnings growth prospects while trading at below-average valuations. Another strong contributor to the portfolio’s performance was oil giant ExxonMobil Corp. The company’s share price has followed the increase of its earnings in the current high oil price environment.

On the flip side, weak results posted by Samsung Electronics Co. and Texas Instruments, Inc. detracted from performance. Samsung Electronics is the second-largest semiconductor company in the world. Despite continued strength in its memory products, this Korean company’s shares declined along with the broader technology industry due to concerns relating to the future profitability of the handset and flat-panel businesses. Portfolio management believes that Samsung’s valuation is unsustainably cheap given the company’s world-class status and maintains the portfolio’s position. Texas Instruments is also a leading semiconductor company and has strong market positions in several subsectors. The stock has been a disappointing performer due to investor concerns regarding the sustainability of the semiconductor cycle upswing and specific weakness in the wireless business. Management believes that Texas Instrument’s overall business fundamentals are solid and that the company is positioned to deliver steady revenue growth for the next few quarters. For these reasons, the stock remains in the portfolio.

Minyoung Sohn

Portfolio Manager, Janus Capital Management LLC, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Janus Growth and Income Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	95%	91%
Preferred Stocks	3%	1%
Cash Equivalents	2%	6%
Corporate Bonds	—	1%
Convertible Preferred Stocks	—	1%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Information Technology	24%	20%
Consumer Discretionary	18%	21%
Health Care	15%	13%
Industrials	14%	15%
Financials	12%	18%
Energy	9%	5%
Consumer Staples	8%	6%
Utilities	—	1%
Materials	—	1%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 44. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Janus Growth and Income Portfolio

	Shares	Value ($)
Common Stocks 94.9%
Consumer Discretionary 17.1%
Hotels Restaurants & Leisure 1.2%
Four Seasons Hotels Ltd. (e)	32,475	2,656,130
Household Durables 1.8%
Harman International Industries, Inc.	16,260	2,065,020
NVR, Inc.*	2,290	1,761,926

		3,826,946

Internet & Catalog Retail 0.4%
Amazon.com, Inc.*	20,305	899,308
Leisure Equipment & Products 1.1%
Marvel Enterprises, Inc.* (e)	116,007	2,375,823
Media 9.0%
British Sky Broadcasting Group PLC	444,341	4,794,371
Clear Channel Communications, Inc.	111,255	3,725,930
Comcast Corp. Special “A”*	98,970	3,250,175
Lamar Advertising Co.*	39,700	1,698,366
Time Warner, Inc.*	206,195	4,008,431
Viacom, Inc. “B”	47,700	1,735,803

		19,213,076

Multiline Retail 0.8%
Kohl’s Corp.*	34,685	1,705,462
Specialty Retail 2.8%
Best Buy Co., Inc.	56,710	3,369,708
PETsMART, Inc.	71,525	2,541,284

		5,910,992

Consumer Staples 8.1%
Beverages 2.0%
Coca-Cola Co.	17,210	716,452
PepsiCo, Inc.	66,577	3,475,320

		4,191,772

Food & Staples Retailing 0.8%
Kroger Co.*	17,340	304,143
Sysco Corp.	38,140	1,455,804

		1,759,947

Food Products 0.6%
Dean Foods Co.*	34,670	1,142,377
Household Products 2.6%
Colgate-Palmolive Co.	20,780	1,063,105
Procter & Gamble Co.	81,175	4,471,119

		5,534,224

Personal Products 1.1%
Avon Products, Inc.	62,415	2,415,460
Tobacco 1.0%
Altria Group, Inc.	35,080	2,143,388
Energy 8.7%
Oil & Gas
EnCana Corp.	53,989	3,080,612
ExxonMobil Corp.	156,275	8,010,657
Kinder Morgan, Inc.	27,250	1,992,793

	Shares	Value ($)
Petro-Canada	41,372	2,112,194
Suncor Energy, Inc.	96,348	3,409,552

		18,605,808

Financials 11.0%
Banks 1.9%
Fifth Third Bancorp.	17,335	819,599
US Bancorp.	103,242	3,233,539

		4,053,138

Capital Markets 0.9%
Goldman Sachs Group, Inc.	17,745	1,846,190
Consumer Finance 0.4%
Providian Financial Corp.*	48,075	791,795
Diversified Financial Services 6.6%
Citigroup, Inc.	150,623	7,257,016
Countrywide Financial Corp.	88,494	3,275,163
JPMorgan Chase & Co.	94,670	3,693,077

		14,225,256

Insurance 1.2%
American International Group, Inc.	39,870	2,618,263
Health Care 14.1%
Biotechnology 0.4%
Neurocrine Biosciences, Inc.* (e)	17,420	858,806
Health Care Equipment & Supplies 1.9%
Align Technology, Inc.* (e)	102,325	1,099,994
Medtronic, Inc.	58,610	2,911,159

		4,011,153

Health Care Providers & Services 7.1%
Aetna, Inc.	31,940	3,984,515
Caremark Rx, Inc.*	118,485	4,671,864
UnitedHealth Group, Inc.	74,085	6,521,702

		15,178,081

Pharmaceuticals 4.7%
Eli Lilly & Co.	34,675	1,967,806
Roche Holding AG	50,408	5,802,838
Sanofi-Aventis	28,600	2,285,823

		10,056,467

Industrials 13.1%
Aerospace & Defense 1.2%
Honeywell International, Inc.	69,110	2,447,185
Electrical Equipment 1.6%
Rockwell Automation, Inc.	70,705	3,503,433
Industrial Conglomerates 9.1%
3M Co.	33,935	2,785,045
General Electric Co.	92,400	3,372,600
Smiths Group PLC	127,661	2,014,694
Tyco International Ltd.	313,820	11,215,927

		19,388,266

Road & Rail 1.2%
Canadian National Railway Co.	42,637	2,611,516

	Shares	Value ($)
Information Technology 22.8%
Communications Equipment 2.7%
Cisco Systems, Inc.*	220,045	4,246,869
Nokia Oyj (ADR)	93,535	1,465,693

		5,712,562

Computers & Peripherals 1.8%
Dell, Inc.*	41,875	1,764,612
International Business Machines Corp.	22,310	2,199,320

		3,963,932

Electronic Equipment & Instruments 2.6%
Samsung Electronics Co., Ltd. (GDR), 144A	25,065	5,489,235
Internet Software & Services 1.8%
EarthLink, Inc.*	76,255	878,458
Yahoo!, Inc.*	81,905	3,086,180

		3,964,638

Semiconductors & Semiconductor Equipment 8.6%
Advanced Micro Devices, Inc.* (e)	372,035	8,192,211
Linear Technology Corp.	78,145	3,028,900
Maxim Integrated Products, Inc.	83,840	3,553,977
Texas Instruments, Inc.	145,190	3,574,578

		18,349,666

Software 5.3%
Computer Associates International, Inc.	58,910	1,829,745
Electronic Arts, Inc.*	53,520	3,301,114
Macromedia, Inc.*	20,800	647,296
Microsoft Corp.	181,250	4,841,187
Oracle Corp.*	50,545	693,477

		11,312,819

Total Common Stocks (Cost $160,717,419)		202,763,114

	Principal Amount ($)	Value ($)
Convertible Bond 0.1%
Lamar Advertising Co., 2.875%, 12/31/2010 (Cost $175,000)	175,000	192,955

	Shares	Value ($)
Preferred Stocks 0.7%
Porsche AG* (Cost $697,147)	2,476	1,580,103
Convertible Preferred Stocks 2.3%
Amerada Hess Corp., 7.0%	20,700	1,530,765
Goldman Sachs Group, Inc., 6.25%, Series B	35,200	876,199
Goldman Sachs Group, Inc., 8.125%, Series B	24,215	911,283
Lehman Brothers Holdings, Inc., 6.25%, Series GIS	13,850	373,950
XL Capital Ltd., 6.5%	43,500	1,107,075

Total Convertible Preferred Stocks (Cost $4,422,909)		4,799,272

Securities Lending Collateral 5.9%
Daily Assets Fund Institutional, 2.25% (c)(d) (Cost $12,640,857)	12,640,857	12,640,857
Cash Equivalents 1.7%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $3,634,814)	3,634,814	3,634,814

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $182,288,146) (a)	105.6	225,611,115
Other Assets and Liabilities, Net	(5.6)	(11,939,776)

Net Assets	100.0	213,671,339

Notes to SVS Janus Growth and Income Portfolio of Investments

*	Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(a)	The cost for federal income tax purposes was $183,985,755. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $41,625,360. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $44,069,377 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,444,017.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents collateral held in connection with securities lending.

(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $12,356,745, which is 5.8% of total net assets.

ADR:	American Depositary Receipts

GDR:	Global Depositary Receipts

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $166,012,475) — including $12,356,745 of securities loaned	$209,335,444
Investment in Daily Assets Fund Institutional (cost $12,640,857)*	12,640,857
Investment in Scudder Cash Management QP Trust (cost $3,634,814)	3,634,814

Total investments in securities, at value (cost $182,288,146)	225,611,115

Cash	10,000
Foreign currency, at value (cost $177,625)	185,365
Receivable for investments sold	102,172
Dividends receivable	224,660
Interest receivable	9,365
Receivable for Portfolio shares sold	2,478
Due from broker	868,000
Foreign taxes recoverable	737
Other assets	12,562

Total assets	227,026,454

Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	303,575
Net payable on closed forward foreign currency exchange contracts	45,768
Payable for Portfolio shares redeemed	90,701
Payable upon return of securities loaned	12,640,857
Accrued management fee	165,699
Other accrued expenses and payables	108,515
Total liabilities	13,355,115

Net assets, at value	$213,671,339

Net Assets
Net assets consist of:
Undistributed net investment income	618,144
Net unrealized appreciation (depreciation) on:
Investments	43,322,969
Foreign currency related transactions	(295,654)
Accumulated net realized gain (loss)	(51,052,155)
Paid-in capital	221,078,035

Net assets, at value	$213,671,339

Class A
Net Asset Value, offering and redemption price per share ($186,581,095 ÷ 18,888,001 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.88
Class B
Net Asset Value, offering and redemption price per share ($27,090,244 ÷ 2,758,937 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.82

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $52,164)	$2,650,927
Interest	67,361
Interest — Scudder Cash Management QP Trust	80,209
Securities lending income, including income from Daily Assets Fund Institutional	17,553

Total Income	2,816,050

Expenses:
Management fee	1,912,915
Custodian and accounting fees	97,919
Distribution service fees (Class B)	53,141
Record keeping fees (Class B)	27,962
Auditing	43,423
Legal	51,620
Trustees’ fees and expenses	1,962
Reports to shareholders	20,850
Other	7,291
Total expenses, before expense reductions	2,217,083
Expense reductions	(2,269)

Total expenses, after expense reductions	2,214,814

Net investment income (loss)	601,236

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	9,015,350
Foreign currency related transactions	(218,840)
8,796,510
Net unrealized appreciation (depreciation) during the period on:
Investments	12,788,925
Foreign currency related transactions	(60,746)
12,728,179

Net gain (loss) on investment transactions	21,524,689

Net increase (decrease) in net assets resulting from operations	$22,125,925

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$601,236	$694,308
Net realized gain (loss) on investment transactions	8,796,510	(6,450,874)
Net unrealized appreciation (depreciation) on investment transactions during the period	12,728,179	46,205,428
Net increase (decrease) in net assets resulting from operations	22,125,925	40,448,862
Distributions to shareholders from:
Net investment income
Class A	—	(1,260,686)
Class B	—	(10,289)
Portfolio share transactions:
Class A
Proceeds from shares sold	6,502,623	34,880,490
Reinvestment of distributions	—	1,260,686
Cost of shares redeemed	(28,062,645)	(52,309,879)
Net increase (decrease) in net assets from Class A share transactions	(21,560,022)	(16,168,703)
Class B
Proceeds from shares sold	11,312,331	15,708,908
Reinvestment of distributions	—	10,289
Cost of shares redeemed	(1,739,333)	(3,045,507)
Net increase (decrease) in net assets from Class B share transactions	9,572,998	12,673,690
Increase (decrease) in net assets	10,138,901	35,682,874
Net assets at beginning of period	203,532,438	167,849,564

Net assets at end of period (including undistributed net investment income of $618,144 and $235,748, respectively)	$213,671,339	$203,532,438

Other Information
Class A Shares outstanding at beginning of period	21,296,089	23,312,732
Shares sold	722,385	4,876,864
Shares issued to shareholders in reinvestment of distributions	—	180,614
Shares redeemed	(3,130,473)	(7,074,121)
Net increase (decrease) in Portfolio shares	(2,408,088)	(2,016,643)

Shares outstanding at end of period	18,888,001	21,296,089

Class B
Shares outstanding at beginning of period	1,676,008	53,142
Shares sold	1,276,437	2,051,610
Shares issued to shareholders in reinvestment of distributions	—	1,472
Shares redeemed	(193,508)	(430,216)
Net increase (decrease) in Portfolio shares	1,082,929	1,622,866

Shares outstanding at end of period	2,758,937	1,676,008

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002***	2001[a]	2000[b]
	(Restated)
Selected Per Share Data
Net asset value, beginning of period	$8.86	$7.18	$9.05	$10.40	$11.49
Income (loss) from investment operations:
Net investment income (loss)[c]	.03	.03	.04	.08	.12
Net realized and unrealized gain (loss) on investment transactions	.99	1.71	(1.86)	(1.36)	(1.16)
Total from investment operations	1.02	1.74	(1.82)	(1.28)	(1.04)
Less distributions from:
Net investment income	—	(.06)	(.05)	(.07)	—
Net realized gains on investment transactions	—	—	—	—	(.05)
Total distributions	—	(.06)	(.05)	(.07)	(.05)

Net asset value, end of period	$9.88	$8.86	$7.18	$9.05	$10.40

Total Return (%)	11.51	24.37	(20.22)	(12.28)	(9.18)[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	187	189	167	179	104
Ratio of expenses before expense reductions (%)	1.06	1.07	1.04	1.05	1.10
Ratio of expenses after expense reductions (%)	1.06	1.07	1.04	1.05	1.01
Ratio of net investment income (loss) (%)	.34	.40	.54	.90	1.07
Portfolio turnover rate (%)	52	46	57	48	39

[a]	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses by $.01 and decrease the ratio of net investment income to average net assets from .92% to .90%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[c]	Based on average shares outstanding during the period.

[d]	Total return would have been lower had certain expenses not been reduced.

***	Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -20.56% to -20.22% in accordance with this change.

Class B

Years Ended December 31,	2004	2003	2002[a]***
	(Restated)
Selected Per Share Data
Net asset value, beginning of period	$8.84	$7.17	$7.96
Income (loss) from investment operations:
Net investment income (loss)[b]	(.01)	—[c]	.02
Net realized and unrealized gain (loss) on investment transactions	.99	1.71	(.81)

Total from investment operations	.98	1.71	(.79)

Less distributions from:
Net investment income	—	(.04)	—

Net asset value, end of period	$9.82	$8.84	$7.17

Total Return (%)	11.09	23.94	(9.92	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	15	.4
Ratio of expenses (%)	1.44	1.47	1.29	*
Ratio of net investment income (loss) (%)	(.04)	(.01)	.48	*
Portfolio turnover rate (%)	52	46	57

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

[c]	Amount is less than $.005 per share.

*	Annualized

**	Not annualized

***	Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -10.30% to -9.92% in accordance with this change.

Performance Summary December 31, 2004

SVS Janus Growth Opportunities Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Portfolios that emphasize investments in smaller companies may experience greater price volatility. This Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty). Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Janus Growth Opportunities Portfolio from 10/29/1999 to 12/31/2004
☐ SVS Janus Growth Opportunities Portfolio — Class A

☐ Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Yearly periods ended December 31

Comparative Results

SVS Janus Growth Opportunities Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,257	$9,898	$6,691	$7,790
	Average annual total return	12.57%	-.34%	-7.72%	-4.71%
Russell 1000 Growth Index	Growth of $10,000	$10,630	$9,946	$6,140	$7,145
	Average annual total return	6.30%	-.18%	-9.29%	-6.30%

SVS Janus Growth Opportunities Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$11,221	$13,152
	Average annual total return			12.21%	11.57%
Russell 1000 Growth Index	Growth of $10,000			$10,630	$12,555
	Average annual total return			6.30%	9.53%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on October 29, 1999. Index returns begin on October 31, 1999. Total returns would have been lower for the 5-Year and Life of Portfolio periods for Class A shares if the Portfolio’s expenses were not maintained.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

SVS Janus Growth Opportunities Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,078.90	$1,078.20
Expenses Paid per $1,000*	$5.62	$7.65

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,019.66	$1,017.71
Expenses Paid per $1,000*	$5.46	$7.42

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Janus Growth Opportunities Portfolio	1.08%	1.47%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

SVS Janus Growth Opportunities Portfolio

The portfolio gained 12.57% (Class A shares, unadjusted for contract charges) for the fiscal year ended December 31, 2004, outperforming its benchmark, the Russell 1000 Growth Index, which returned 6.30% during the period.

Among the portfolio’s strongest contributors was package shipper FedEx Corp., which continued to fire on all cylinders despite the wild gyrations in the price of fuel and minimal expansion in its domestic unit.

Internet services leader Yahoo!, Inc. was also a top contributor. Although the initial public offering for search engine developer Google attracted much of the on-line world’s attention in the second half of the year, I remained encouraged by Yahoo’s positioning.

On the negative side, investor discomfort with the computer chip industry pulled down capital equipment maker Applied Materials, Inc. during the period. Although Applied Materials is one of the premier companies in the semiconductor equipment sector, I reduced the portfolio’s stake in the company, redeploying assets from the sale in other, more attractive investment opportunities.

The market’s somewhat pessimistic tone about the entire tech sector also pulled down holdings such as Cisco Systems, Inc. Cisco’s stock took a particularly hard hit during the third quarter when the networking gear manufacturer offered conservative earnings guidance. Management may be seeing some weakness at the margins, but I believe the company is being cautious instead of hinting at a flaw in its business model and therefore I maintained a reduced the portfolio’s position in the stock.

Detractors also included the large drug maker Pfizer, which we liquidated from the portfolio amid concerns over slowing revenue growth, legislative attacks and patent challenges.

Marc Pinto

Portfolio Manager, Janus Capital Management LLC, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. The portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty). Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Janus Growth Opportunities Portfolio

Asset Allocation	12/31/04	12/31/03
Common Stocks	96%	98%
Cash Equivalents	4%	2%

	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/04	12/31/03
Information Technology	25%	34%
Health Care	21%	17%
Consumer Discretionary	20%	18%
Industrials	13%	6%
Financials	10%	17%
Energy	5%	4%
Consumer Staples	4%	4%
Materials	2%	—

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 55. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Janus Growth Opportunities Portfolio

	Shares	Value ($)
Common Stocks 95.9%
Consumer Discretionary 19.4%
Hotels Restaurants & Leisure 5.6%
Hilton Hotels Corp.	104,295	2,371,668
McDonald’s Corp.	75,910	2,433,675
Royal Caribbean Cruises Ltd.	55,905	3,043,468

		7,848,811

Media 3.9%
Gemstar-TV Guide International, Inc.*	178,190	1,054,885
Liberty Media Corp. “A”*	109,543	1,202,782
Time Warner, Inc.*	163,150	3,171,636

		5,429,303

Multiline Retail 1.7%
Target Corp.	46,760	2,428,247
Specialty Retail 6.4%
Best Buy Co., Inc.	46,335	2,753,226
Home Depot, Inc.	89,940	3,844,035
Staples, Inc.	73,070	2,463,190

		9,060,451

Textiles, Apparel & Luxury Goods 1.8%
NIKE, Inc. “B”	27,350	2,480,371
Consumer Staples 4.0%
Beverages 1.5%
PepsiCo, Inc.	39,530	2,063,466
Household Products 2.5%
Procter & Gamble Co.	64,005	3,525,396
Energy 4.2%
Energy Equipment & Services 1.3%
Halliburton Co.	46,965	1,842,907
Oil & Gas 2.9%
ExxonMobil Corp.	80,725	4,137,963
Financials 10.0%
Capital Markets 1.8%
Morgan Stanley	45,180	2,508,393
Consumer Finance 4.6%
American Express Co.	78,055	4,399,960
SLM Corp.	37,200	1,986,108

		6,386,068

Diversified Financial Services 1.3%
Countrywide Financial Corp.	51,160	1,893,432
Insurance 2.3%
Allstate Corp.	15,665	810,194
American International Group, Inc.	36,670	2,408,119

		3,218,313

	Shares	Value ($)
Health Care 19.7%
Biotechnology 5.5%
Amgen, Inc.*	29,635	1,901,086
Genentech, Inc.*	106,350	5,789,694

		7,690,780

Health Care Equipment & Supplies 4.5%
Biomet, Inc.	43,495	1,887,248
Medtronic, Inc.	89,760	4,458,379

		6,345,627

Health Care Providers & Services 6.5%
Caremark Rx, Inc.*	61,140	2,410,750
UnitedHealth Group, Inc.	75,165	6,616,775

		9,027,525

Pharmaceuticals 3.2%
Eli Lilly & Co.	13,115	744,276
Sanofi-Aventis (ADR)	94,720	3,793,536

		4,537,812

Industrials 12.4%
Aerospace & Defense 0.7%
Raytheon Co.	26,435	1,026,471
Air Freight & Logistics 4.6%
FedEx Corp.	65,065	6,408,252
Commercial Services & Supplies 2.0%
Apollo Group, Inc. “A”*	34,060	2,748,982
Industrial Conglomerates 5.1%
General Electric Co.	99,335	3,625,728
Tyco International Ltd.	100,045	3,575,608

		7,201,336

Information Technology 24.4%
Communications Equipment 5.1%
Cisco Systems, Inc.*	140,145	2,704,799
Motorola, Inc.	256,810	4,417,132

		7,121,931

Computers & Peripherals 4.1%
Dell, Inc.*	45,600	1,921,584
Lexmark International, Inc.*	45,360	3,855,600

		5,777,184

Electronic Equipment & Instruments 1.3%
Samsung Electronics Co., Ltd. (GDR), 144A	8,255	1,807,845
Internet Software & Services 3.7%
Yahoo!, Inc.*	137,530	5,182,130
Semiconductors & Semiconductor Equipment 4.9%
Applied Materials, Inc.*	79,615	1,361,416
Freescale Semiconductor, Inc. “B”*	28,355	520,598
Texas Instruments, Inc.	204,245	5,028,512

		6,910,526

	Shares	Value ($)
Software 5.3%
Intuit, Inc.*	29,045	1,278,270
Microsoft Corp.	229,260	6,123,535

		7,401,805

Materials 1.8%
Metals & Mining
Rio Tinto PLC (ADR)	21,085	2,513,543

Total Common Stocks (Cost $108,687,462)		134,524,870

	Shares	Value ($)
Cash Equivalents 4.2%
Scudder Cash Management QP Trust, 2.24%(b) (Cost $5,926,269)	5,926,269	5,926,269

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $114,613,731)(a)	100.1	140,451,139
Other Assets and Liabilities, Net	(0.1)	(197,001)

Net Assets	100.0	140,254,138

Notes to SVS Janus Growth Opportunities Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $115,485,699. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $24,965,440. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $26,327,500 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,362,060.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR:	American Depositary Receipts

GDR:	Global Depositary Receipts

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $108,687,462)	$134,524,870
Investments in Scudder Cash Management QP Trust (cost $5,926,269)	5,926,269
Total investments in securities, at value (cost $114,613,731)	140,451,139
Receivable for Portfolio shares sold	730
Dividends receivable	86,876
Interest receivable	9,917
Other assets	4,402

Total assets	140,553,064

Liabilities
Accrued management fee	111,015
Payable for Portfolio shares redeemed	97,087
Other accrued expenses and payables	90,824

Total liabilities	298,926

Net assets, at value	$140,254,138

Net Assets
Net assets consist of:
Undistributed net investment income	390,216
Net unrealized appreciation (depreciation) on investments	25,837,408
Accumulated net realized gain (loss)	(94,273,346)
Paid-in capital	208,299,860

Net assets, at value	$140,254,138

Class A
Net Asset Value, offering and redemption price per share ($131,904,867 ÷ 16,930,734 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.79
Class B
Net Asset Value, offering and redemption price per share ($8,349,271 ÷ 1,081,562 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.72

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:

Dividends (net of foreign taxes withheld of $22,429)	$1,777,664
Interest — Scudder Cash Management QP Trust	62,780
Securities lending income, including income from Daily Assets Fund Institutional	18,197
Total Income	1,858,641
Expenses:

Management fee	1,285,655
Custodian and accounting fees	74,542
Distribution service fees (Class B)	17,186
Record keeping fees (Class B)	9,344
Auditing	50,258
Legal	4,592
Trustees’ fees and expenses	5,629
Reports to shareholder	6,741
Registration fees	6,565
Other	9,019
Total expenses, before expense reductions	1,469,531
Expense reduction	(1,728)
Total expenses, after expense reduction	1,467,803

Net investment income (loss)	390,838

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	2,198,797
Net unrealized appreciation (depreciation) during the period on investments	13,452,735

Net gain (loss) on investment transactions	15,651,532

Net increase (decrease) in net assets resulting from operations	$16,042,370

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$390,838	$(226,725)
Net realized gain (loss) on investment transactions	2,198,797	(16,015,858)
Net unrealized appreciation (depreciation) on investment transactions during the period	13,452,735	46,344,783
Net increase (decrease) in net assets resulting from operations	16,042,370	30,102,200
Portfolio share transactions:
Class A
Proceeds from shares sold	2,971,778	7,945,670
Cost of shares redeemed	(18,214,445)	(22,894,437)
Net increase (decrease) in net assets from Class A share transactions	(15,242,667)	(14,948,767)
Class B
Proceeds from shares sold	2,248,669	5,021,617
Cost of shares redeemed	(382,089)	(370,373)
Net increase (decrease) in net assets from Class B share transactions	1,866,580	4,651,244
Increase (decrease) in net assets	2,666,283	19,804,677
Net assets at beginning of period	137,587,855	117,783,178

Net assets at end of period (including undistributed net investment income and accumulated net investment loss of $390,216 and $622, respectively)	$140,254,138	$137,587,855

Other Information
Class A
Shares outstanding at beginning of period	19,085,611	21,572,540
Shares sold	413,736	1,334,121
Shares redeemed	(2,568,613)	(3,821,050)
Net increase (decrease) in Portfolio shares	(2,154,877)	(2,486,929)
Shares outstanding at end of period	16,930,734	19,085,611
Class B
Shares outstanding at beginning of period	812,791	31,870
Shares sold	322,383	838,111
Shares redeemed	(53,612)	(57,190)
Net increase (decrease) in Portfolio shares	268,771	780,921

Shares outstanding at end of period	1,081,562	812,791

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$6.92	$5.45	$7.86	$10.31	$11.64
Income (loss) from investment operations:
Net investment income (loss)[b]	.02	(.01)	(.01)	(.03)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.85	1.48	(2.40)	(2.42)	(1.31)

Total from investment operations	.87	1.47	(2.41)	(2.45)	(1.33)

Net asset value, end of period	$7.79	$6.92	$5.45	$7.86	$10.31

Total Return (%)	12.57	26.97	(30.53)	(23.76)	(11.42)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	132	132	118	164	139
Ratio of expenses before expense reductions (%)	1.06	1.07	1.01	1.11	1.06
Ratio of expenses after expense reductions (%)	1.06	1.07	1.01	1.10	1.01
Ratio of net investment income (loss) (%)	.31	(.17)	(.10)	(.31)	(.20)
Portfolio turnover rate (%)	58	50	48	34	14

[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share and per share information, for the period prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$6.88	$5.44	$5.87
Income (loss) from investment operations:
Net investment income (loss)[b]	(.01)	(.04)	(.01)
Net realized and unrealized gain (loss) on investment transactions	.85	1.48	(.42)

Total from investment operations	.84	1.44	(.43)

Net asset value, end of period	$7.72	$6.88	$5.44

Total Return (%)	12.21	26.47	(7.33	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	6	.2
Ratio of expenses (%)	1.45	1.46	1.29	*
Ratio of net investment income (loss) (%)	(.08)	(.56)	(.49	)*
Portfolio turnover rate (%)	58	50	48

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

SVS MFS Strategic Value Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio is subject to stock market and equity risks, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

The investment advisor has agreed to either limit, waive or reduce certain fees, temporarily for this Portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this Portfolio would be lower.

Growth of an Assumed $10,000 Investment in SVS MFS Strategic Value Portfolio from 5/1/2002 to 12/31/2004

☐ SVS MFS Strategic Value Portfolio — Class A

☐ Russell 1000 Value Index

Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results

SVS MFS Strategic Value Portfolio		1-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,782	$12,125
	Average annual total return	17.82%	7.48%
Russell 1000 Value Index	Growth of $10,000	$11,649	$12,730
	Average annual total return	16.49%	9.47%

SVS MFS Strategic Value Portfolio		1-Year	Life of Class**
Class B	Growth of $10,000	$11,740	$13,471
	Average annual total return	17.40%	12.64%
Russell 1000 Value Index	Growth of $10,000	$11,649	$13,438
	Average annual total return	16.49%	12.55%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 2002. Index returns begin April 30, 2002.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

SVS MFS Strategic Value Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,111.10	$1,109.30
Expenses Paid per $1,000*	$6.06	$7.95

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,019.47	$1,017.67
Expenses Paid per $1,000*	$5.79	$7.60

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS MFS Strategic Value Portfolio	1.14%	1.49%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

SVS MFS Strategic Value Portfolio

For stock investors, 2004 was a bumpy ride with a smooth finish. Improved corporate spending and earnings growth helped drive solid stock gains in 2004. The portfolio provided a total return of 17.82% (Class A shares, unadjusted for contract charges). This compares with a return of 16.49% over the same period for its benchmark, the Russell 1000 Value Index.

The portfolio’s utilities and communications, materials, and energy sectors were the strongest contributors to relative performance. Within the utilities and telecommunications sector, AT&T Wireless Services* was the portfolio’s strongest relative performer. Texas utility TXU* also provided strong returns. We have since sold these issues from the portfolio to lock in profits. Within the materials sector, packaging products company Owens-Illinois posted strong gains as did Brazilian mining company Companhia Vale Do Rio Doce (ADR). Oil service stocks Noble Corp., GlobalSantaFe Corp. and BJ Services Co. rallied with the energy sector as oil and natural gas prices rose to historical levels.

Stock selection within the leisure and retail sectors held back performance. In leisure, the portfolio’s position in media giant Viacom, Inc. was the single biggest detractor. This declined in tandem with lower than anticipated advertising spending in the period. In retail, poor performance from Rite Aid Corp. was the primary detractor to performance during the period. Other individual issues that detracted from performance were pharmaceutical company Merck & Co., Inc., which suffered from a drug recall, and managed care company Tenet Healthcare Corp. Within the telecommunications area, Nortel Networks Corp.*, a global maker of telecommunications equipment, held back performance.

Kenneth J. Enright

Portfolio Manager
Massachusetts Financial Services Company, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Returns during part or all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The portfolio is subject to stock market and equity risks, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

*	These securities were not held in the portfolio at the end of the reporting period.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS MFS Strategic Value Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	97%	95%
Cash Equivalents	3%	5%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Financials	21%	19%
Health Care	14%	14%
Consumer Discretionary	14%	14%
Telecommunication Services	12%	14%
Information Technology	11%	3%
Energy	8%	13%
Materials	8%	8%
Industrials	6%	5%
Consumer Staples	4%	5%
Utilities	2%	5%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 7. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS MFS Strategic Value Portfolio	[GRAPHIC]	[GRAPHIC]

	Shares	Value ($)
Common Stocks 98.0%
Consumer Discretionary 13.9%
Leisure Equipment & Products 1.3%
Mattel, Inc.	34,020	663,050
Media 9.9%
Comcast Corp. “A”*	49,210	1,616,056
Interpublic Group of Companies, Inc.*	23,520	315,168
Viacom, Inc. “B”	49,625	1,805,854
Walt Disney Co.	40,180	1,117,004

		4,854,082

Specialty Retail 2.7%
Home Depot, Inc.	13,100	559,894
The Gap, Inc.	36,990	781,229

		1,341,123

Consumer Staples 3.7%
Beverages 0.9%
PepsiCo, Inc.	8,660	452,052
Food & Staples Retailing 1.0%
Rite Aid Corp.*	130,690	478,325
Food Products 1.8%
General Mills, Inc.	17,470	868,434
Energy 8.1%
Energy Equipment & Services 6.7%
BJ Services Co.	10,940	509,148
Cooper Cameron Corp.*	14,730	792,621
GlobalSantaFe Corp.	32,330	1,070,446
Noble Corp.*	18,860	938,097

		3,310,312

Oil & Gas 1.4%
Devon Energy Corp.	17,460	679,543
Financials 20.7%
Banks 3.4%
Bank of America Corp.	14,188	666,694
PNC Financial Services Group	17,120	983,373

		1,650,067

Capital Markets 4.6%
Mellon Financial Corp.	37,920	1,179,691
Merrill Lynch & Co., Inc.	18,550	1,108,734

		2,288,425

Consumer Finance 0.5%
MBNA Corp.	9,490	267,523
Diversified Financial Services 5.9%
Freddie Mac	15,940	1,174,778
JPMorgan Chase & Co.	44,030	1,717,610

		2,892,388

Insurance 6.3%
Allstate Corp.	22,500	1,163,700
Conseco, Inc.*	54,760	1,092,462

	Shares	Value ($)
Hartford Financial Services Group, Inc.	12,480	864,989

		3,121,151

Health Care 14.3%
Biotechnology 0.9%
MedImmune, Inc.*	15,760	427,253
Health Care Providers & Services 2.8%
Apria Healthcare Group, Inc.*	19,640	647,138
Tenet Healthcare Corp.*	69,260	760,475

		1,407,613

Pharmaceuticals 10.6%
Abbott Laboratories	16,180	754,797
Johnson & Johnson	19,110	1,211,956
Merck & Co., Inc.	54,330	1,746,166
Wyeth	35,640	1,517,908

		5,230,827

Industrials 5.7%
Aerospace & Defense 2.6%
Lockheed Martin Corp.	22,980	1,276,539
Airlines 0.5%
Southwest Airlines Co.	16,480	268,294
Industrial Conglomerates 2.6%
General Electric Co.	32,490	1,185,885
Tyco International Ltd.	2,020	72,195

		1,258,080

Information Technology 10.6%
Communications Equipment 6.5%
Nokia Oyj (ADR)	104,960	1,644,723
Nortel Networks Corp.*	449,810	1,569,837

		3,214,560

Software 4.1%
Computer Associates International, Inc.	25,820	801,969
Microsoft Corp.	44,590	1,190,999

		1,992,968

Materials 7.7%
Chemicals 1.1%
E.I. du Pont de Nemours & Co.	11,490	563,585
Containers & Packaging 3.8%
Owens-Illinois, Inc.*	68,360	1,548,354
Smurfit-Stone Container Corp.*	16,900	315,692

		1,864,046

Metals & Mining 1.2%
Companhia Vale do Rio Doce (ADR)	19,740	572,657
Paper & Forest Products 1.6%
Bowater, Inc.	18,440	810,807
Telecommunication Services 11.5%
Diversified Telecommunication Services 9.3%
Sprint Corp.	98,170	2,439,524
Verizon Communications, Inc.	53,260	2,157,563

		4,597,087

	Shares	Value ($)
Wireless Telecommunication Services 2.2%
Vodafone Group PLC (ADR)	38,479	1,053,555
Utilities 1.8%
Multi-Utilities
Calpine Corp.* (d)	218,150	859,511

Total Common Stocks (Cost $42,406,825)		48,263,857

Securities Lending Collateral 1.8%
Daily Assets Fund Institutional, 2.25% (c) (e) (Cost $900,000)	900,000	900,000

	Shares	Value ($)
Cash Equivalents 3.1%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $1,510,711)	1,510,711	1,510,711

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $44,817,536) (a)	102.9	50,674,568
Other Assets and Liabilities, Net	(2.9)	(1,408,430)

Net Assets	100.0	49,266,138

Notes to SVS MFS Strategic Value Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $44,925,927. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $5,748,641. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,420,135 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $671,494.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	All or a portion of these securities were on loan (see Notes to Financials Statements). The value of all securities loaned at December 31, 2004 amounted to $709,200, which is 1.4% of total net assets.

(e)	Represents collateral held in connection with securities lending.

ADR:	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $42,406,825) — including $709,200 of securities loaned	$48,263,857
Investment in Daily Assets Fund Institutional (cost $900,000)*	900,000
Investment in Scudder Cash Management QP Trust (cost $1,510,711)	1,510,711
Total investments in securities, at value (cost $44,817,536)	50,674,568
Cash	10,000
Receivable for investments sold	23,482
Dividends receivable	73,977
Interest receivable	2,072
Receivable for Portfolio shares sold	22,689
Due from Advisor	9,753
Other assets	1,471

Total assets	50,818,012

Liabilities
Payable for investments purchased	499,077
Payable upon return of securities loaned	900,000
Payable for Portfolio shares redeemed	106,169
Other accrued expenses and payables	46,628

Total liabilities	1,551,874

Net assets, at value	$49,266,138

Net Assets
Net assets consist of:
Undistributed net investment income	250,729
Net unrealized appreciation (depreciation) on investments	5,857,032
Accumulated net realized gain (loss)	2,256,840
Paid-in capital	40,901,537

Net assets, at value	$49,266,138

Class A
Net Asset Value, offering and redemption price per share ($15,264,785 ÷ 1,271,678 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.00
Class B
Net Asset Value, offering and redemption price per share ($34,001,353 ÷ 2,837,941 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.98

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $2,193)	$701,158
Interest — Scudder Cash Management QP Trust	16,929
Securities lending income, including income from Daily Assets Fund Institutional	5,687

Total Income	723,774

Expenses:
Management fee	313,713
Custodian and accounting fees	100,482
Distribution service fees (Class B)	59,488
Record keeping fees (Class B)	30,143
Auditing	38,625
Legal	13,508
Trustees’ fees and expenses	691
Other	1,536
Total expenses, before expense reductions	558,186
Expense reductions	(90,177)

Total expenses, after expense reductions	468,009

Net investment income (loss)	255,765

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	2,454,847
Net unrealized appreciation (depreciation) during the period on investments	3,679,166

Net gain (loss) on investment transactions	6,134,013

Net increase (decrease) in net assets resulting from operations	$6,389,778

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$255,765	$49,544
Net realized gain (loss)	2,454,847	173,186
Net unrealized appreciation (depreciation) on investment transactions during the period	3,679,166	2,553,196
Net increase (decrease) in net assets resulting from operations	6,389,778	2,775,926
Distributions to shareholders from:
Net investment income:
Class A	(35,768)	(20,827)
Class B	(15,246)	(4,093)
Net realized gains:
Class A	(4,650)	—
Class B	(10,656)	—
Portfolio share transactions:
Class A
Proceeds from shares sold	7,917,703	1,854,390
Reinvestment of distributions	40,418	20,827
Cost of shares redeemed	(1,562,312)	(694,321)
Net increase (decrease) in net assets from Class A share transactions	6,395,809	1,180,896
Class B
Proceeds from shares sold	18,488,884	10,810,720
Reinvestment of distributions	25,902	4,093
Cost of shares redeemed	(1,646,414)	(26,887)
Net increase (decrease) in net assets from Class B share transactions	16,868,372	10,787,926
Increase (decrease) in net assets	29,587,639	14,719,828
Net assets at beginning of period	19,678,499	4,958,671

Net assets at end of period (including undistributed net investment income of $250,729 and $45,978, respectively)	$49,266,138	$19,678,499

Other Information
Class A
Shares outstanding at beginning of period	688,664	568,433
Shares sold	725,099	201,550
Shares issued to shareholders in reinvestment of distributions	3,864	2,726
Shares redeemed	(145,949)	(84,045)
Net increase in Portfolio shares	583,014	120,231

Shares outstanding at end of period	1,271,678	688,664

Class B
Shares outstanding at beginning of period	1,236,034	42,038
Shares sold	1,749,677	1,196,368
Shares issued to shareholders in reinvestment of distributions	2,474	536
Shares redeemed	(150,244)	(2,908)
Net increase in Portfolio shares	1,601,907	1,193,996

Shares outstanding at end of period	2,837,941	1,236,034

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Year Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$10.24	$8.12	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.11	.06	.05
Net realized and unrealized gain (loss) on investment transactions	1.71	2.10	(1.93)

Total from investment operations	1.82	2.16	(1.88)

Less distributions from:
Net investment income	(.05)	(.04)	—
Net realized gains	(.01)	—	—

Total distributions	(.06)	(.04)	—

Net asset value, end of period	$12.00	$10.24	$8.12

Total Return (%)[c]	17.82	26.74	(18.80	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	7	5
Ratio of expenses before expense reductions (%)	1.42	1.93	2.71	*
Ratio of expenses after expense reductions (%)	1.14	1.15	1.15	*
Ratio of net investment income (loss) (%)	1.05	.67	.82	*
Portfolio turnover rate (%)	54	40	7

[a]	For the period from May 1, 2002 (commencement of operations) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Class B

Year Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$10.22	$8.11	$8.93
Income (loss) from investment operations:

Net investment income (loss)[b]	.07	.02	.04
Net realized and unrealized gain (loss) on investment transactions	1.71	2.11	(.86)

Total from investment operations	1.78	2.13	(.82)

Less distributions from:

Net investment income	(.01)	(.02)	—
Net realized gains	(.01)	—	—

Total distributions	(.02)	(.02)	—

Net asset value, end of period	$11.98	$10.22	$8.11

Total Return (%)[c]	17.40	26.35	(9.18	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	13	.3
Ratio of expenses before expense reductions (%)	1.79	2.32	2.96	*
Ratio of expenses after expense reductions (%)	1.52	1.54	1.40	*
Ratio of net investment income (loss) (%)	.67	.28	.87	*
Portfolio turnover rate (%)	54	40	7

[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

SVS Oak Strategic Equity Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio may concentrate investments in specific sectors, which creates special risk considerations. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Oak Strategic Equity Portfolio from 5/1/2001 to 12/31/2004

☐	SVS Oak Strategic Equity Portfolio — Class A

☐	Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results

SVS Oak Strategic Equity Portfolio		1-Year	3-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,131	$9,145	$6,950
	Average annual total return	1.31%	-2.94%	-9.44%
Russell 1000 Growth Index	Growth of $10,000	$10,630	$9,946	$8,883
	Average annual total return	6.30%	-.18%	-3.18%

SVS Oak Strategic Equity Portfolio			1-Year	Life of Class**
Class B	Growth of $10,000		$10,088	$13,671
	Average annual total return		.88%	13.31%
Russell 1000 Growth Index	Growth of $10,000		$10,630	$12,555
	Average annual total return		6.30%	9.53%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001. Total returns would have been lower for the 3-Year Life of Portfolio period for Class A shares if the Portfolio’s expenses were not maintained.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

SVS Oak Strategic Equity Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,019.10	$1,016.20
Expenses Paid per $1,000*	$5.77	$7.67

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,019.49	$1,017.59
Expenses Paid per $1,000*	$5.77	$7.68

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Oak Strategic Equity Portfolio	1.13%	1.51%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

SVS Oak Strategic Equity Portfolio

Whereas the portfolio returned 1.31% (Class A shares, unadjusted for sales charges), its benchmark, the Russell 1000 Growth Index, returned 6.30% for the 12-month period ended December 31, 2004. The portfolio underperformed in 2004 due to its lack of exposure to the energy, materials and industrial sectors. These sectors benefited from the sharp rise in commodity prices that typically occurs in the early stages of an economic recovery. Oak Associates does not manage the portfolio in relationship to a benchmark and, therefore, did not have exposure to these groups. Oak has avoided these sectors as we believe their performance is tied to the short-term reinflation of commodities — which is inconsistent with our three-to-five year investment time horizon.

The relative performance disparity was also exacerbated by the portfolio’s overweight in information technology compared with the benchmark Russell 1000 Growth Index. Within information technology, semiconductor stocks in particular weighed on performance as companies such as PMC-Sierra, Intersil and Xilinx* suffered from inventory surplus concerns following a robust 2003. Storage software vendor Veritas Software* also hampered performance after the company reported weak second-quarter sales during the third quarter. This announcement was not well received following recent management turnover in the company and concerns regarding management’s credibility. Veritas was ultimately sold from the portfolio.

Despite being underweight in health care compared with the benchmark, weakness in Cardinal Health* caused the portfolio’s health care weighting to underperform the benchmark. Cardinal, a drug distribution company, has struggled not only with meeting earnings forecasts, but also with the transition to a fee-for-service business model. Pfizer, Inc., along with other large pharmaceutical companies, suffered when the Food and Drug Administration raised a red flag on the Cox-2 class of arthritis drugs.

On a positive note, on-line auctioneer eBay, Inc. helped offset the weaknesses in technology and health care by propelling the portfolio’s consumer discretionary sector performance significantly higher than that of the benchmark.

James D. Oelschlager

Portfolio Manager

Oak Associates, Ltd., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio may concentrate investments in specific sectors, which creates special risk considerations. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index which consists of those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

*	This security was not held in the portfolio at the end of the reporting period.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Oak Strategic Equity Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	99%	97%
Cash Equivalents	1%	3%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Information Technology	56%	56%
Health Care	15%	18%
Financials	14%	21%
Consumer Discretionary	9%	5%
Industrials	6%	—

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Oak Strategic Equity Portfolio

	Shares	Value ($)
Common Stocks 99.5%
Consumer Discretionary 9.1%
Household Durables 2.2%
Harman International Industries, Inc.	16,000	2,032,000
Internet & Catalog Retail 6.9%
eBay, Inc.*	55,500	6,453,540
Financials 14.2%
Capital Markets 5.8%
Charles Schwab Corp.	451,400	5,398,744
Consumer Finance 4.5%
MBNA Corp.	147,300	4,152,387
Diversified Financial Services 3.9%
Citigroup, Inc.	74,000	3,565,320
Health Care 15.0%
Biotechnology 6.6%
Affymetrix, Inc.* (e)	57,000	2,083,350
Amgen, Inc.*	63,000	4,041,450

		6,124,800

Health Care Equipment & Supplies 4.8%
Medtronic, Inc.	89,600	4,450,432
Pharmaceuticals 3.6%
Pfizer, Inc.	123,100	3,310,159
Industrials 5.8%
Air Freight & Logistics 4.0%
United Parcel Service, Inc. “B”	43,000	3,674,780
Electrical Equipment 1.8%
Rockwell Automation, Inc.	34,000	1,684,700
Information Technology 55.4%
Communications Equipment 11.6%
Cisco Systems, Inc.*	174,600	3,369,780
Juniper Networks, Inc.*	145,300	3,950,707
QUALCOMM, Inc.*	80,000	3,392,000

		10,712,487

	Shares	Value ($)
Computers & Peripherals 12.0%
Avid Technology, Inc.*	33,000	2,037,750
Dell, Inc.*	111,600	4,702,824
EMC Corp.*	292,600	4,350,962

		11,091,536

Electronic Equipment & Instruments 2.3%
Symbol Technologies, Inc.	124,000	2,145,200
IT Consulting & Services 5.1%
Cognizant Technology Solutions Corp. “A”*	110,600	4,681,698
Semiconductors & Semiconductor Equipment 11.8%
Applied Materials, Inc.*	206,700	3,534,570
Linear Technology Corp.	102,400	3,969,024
Maxim Integrated Products, Inc.	81,650	3,461,143

		10,964,737

Software 12.6%
Electronic Arts, Inc.*	70,000	4,317,600
Microsoft Corp.	157,300	4,201,484
Symantec Corp.*	122,000	3,142,720

		11,661,804

Total Common Stocks (Cost $79,704,014)		92,104,324

Securities Lending Collateral 2.1%
Daily Assets Fund Institutional, 2.25%(c) (d) (Cost $1,936,575)	1,936,575	1,936,575
Cash Equivalents 0.7%
Scudder Cash Management QP Trust, 2.24%(b) (Cost $621,021)	621,021	621,021

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $82,261,610)(a)	102.3	94,661,920
Other Assets and Liabilities, Net	(2.3)	(2,150,741)

Net Assets	100.0	92,511,179

Notes to SVS Oak Strategic Equity Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $82,256,010. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $12,405,910. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,706,981 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,301,071.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents collateral held in connection with securities lending.

(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $1,875,015, which is 2.0% of net assets.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $79,704,014) — including $1,875,015 of securities loaned	$92,104,324
Investment in Daily Assets Fund Institutional (cost $1,936,575)*	1,936,575
Investment in Scudder Cash Management QP Trust (cost $621,021)	621,021

Total investments in securities, at value (cost $82,261,610)	94,661,920

Receivable for investments sold	3,976
Dividends receivable	35,316
Interest receivable	1,622
Other assets	3,746

Total assets	94,706,580

Liabilities
Payable for Portfolio shares redeemed	109,757
Payable upon return of securities loaned	1,936,575
Accrued management fee	77,588
Other accrued expenses and payables	71,481

Total liabilities	2,195,401

Net assets, at value	$92,511,179

Net Assets
Net assets consist of:
Undistributed net investment income	3,260
Net unrealized appreciation (depreciation) on investments	12,400,310
Accumulated net realized gain (loss)	(10,928,202)
Paid-in capital	91,035,811

Net assets, at value	$92,511,179

Class A
Net Asset Value, offering and redemption price per share ($70,860,416 ÷ 10,189,476 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.95
Class B
Net Asset Value, offering and redemption price per share ($21,650,763 ÷ 3,140,946 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.89

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends	$1,030,386
Interest — Scudder Cash Management QP Trust	30,418
Securities lending income, including income from Daily Assets Fund Institutional	4,504

Total Income	1,065,308

Expenses:
Management fee	854,061
Custodian and accounting fees	64,244
Distribution service fees (Class B)	42,282
Record keeping fees (Class B)	21,848
Auditing	44,604
Legal	14,366
Trustees’ fees and expenses	1,596
Reports to shareholders	9,176
Other	5,381
Total expenses, before expense reductions	1,057,558
Expense reductions	(1,365)

Total expenses, after expense reductions	1,056,193

Net investment income (loss)	9,115

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(429,310)
Net unrealized appreciation (depreciation) during the period on investments	935,994

Net gain (loss) on investment transactions	506,684

Net increase (decrease) in net assets resulting from operations	$515,799

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,115	$(303,416)
Net realized gain (loss) on investment transactions	(429,310)	(4,050,440)
Net unrealized appreciation (depreciation) on investment transactions during the period	935,994	27,866,046
Net increase (decrease) in net assets resulting from operations	515,799	23,512,190
Portfolio share transactions:
Class A
Proceeds from shares sold	11,773,909	23,109,017
Cost of shares redeemed	(16,798,283)	(9,960,954)
Net increase (decrease) in net assets from Class A share transactions	(5,024,374)	13,148,063
Class B
Proceeds from shares sold	12,325,908	8,766,882
Cost of shares redeemed	(1,539,908)	(230,435)
Net increase (decrease) in net assets from Class B share transactions	10,786,000	8,536,447
Increase (decrease) in net assets	6,277,425	45,196,700
Net assets at beginning of period	86,233,754	41,037,054

Net assets at end of period (including undistributed net investment income and accumulated net investment loss of $3,260 and $255, respectively)	$92,511,179	$86,233,754

Other Information
Class A
Shares outstanding at beginning of period	11,043,224	8,877,415
Shares sold	1,718,999	3,930,253
Shares redeemed	(2,572,747)	(1,764,444)
Net increase (decrease) in Portfolio shares	(853,748)	2,165,809

Shares outstanding at end of period	10,189,476	11,043,224

Class B
Shares outstanding at beginning of period	1,533,571	77,050
Shares sold	1,851,499	1,494,172
Shares redeemed	(244,124)	(37,651)
Net increase (decrease) in Portfolio shares	1,607,375	1,456,521

Shares outstanding at end of period	3,140,946	1,533,571

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$6.86	$4.58	$7.60	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.01	(.03)	(.02)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.08	2.31	(3.00)	(2.38)

Total from investment operations	.09	2.28	(3.02)	(2.40)

Net asset value, end of period	$6.95	$6.86	$4.58	$7.60

Total Return (%)	1.31	49.78	(39.74)	(24.00	)[c]**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	76	41	44
Ratio of expenses before expense reductions (%)	1.10	1.13	.96	1.44	*
Ratio of expenses after expense reductions (%)	1.10	1.13	.96	1.15	*
Ratio of net investment income (loss) (%)	.08	(.48)	(.30)	(.43	)*
Portfolio turnover rate (%)	39	6	16	3	*

[a]	For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$6.83	$4.58	$5.04
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	(.06)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.08	2.31	(.44)

Total from investment operations	.06	2.25	(.46)

Net asset value, end of period	$6.89	$6.83	$4.58

Total Return (%)	.88	49.13	(9.13	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	10	.4
Ratio of expenses (%)	1.49	1.52	1.21	*
Ratio of net investment income (loss) (%)	(.20)	(.87)	(.68	)*
Portfolio turnover rate (%)	39	6	16

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

SVS Turner Mid Cap Growth Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Stocks of medium-sized companies involve greater than securities of larger, more-established companies risk, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Turner Mid Cap Growth Portfolio from 5/1/2001 to 12/31/2004

☐ SVS Turner Mid Cap Growth Portfolio — Class A

☐ Russell Midcap Growth Index

Russell Midcap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results

SVS Turner Mid Cap Growth Portfolio		1-Year	3-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,104	$11,166	$9,860
	Average annual total return	11.04%	3.75%	-.38%
Russell Midcap Growth Index	Growth of $10,000	$11,548	$11,964	$10,930
	Average annual total return	15.48%	6.16%	2.45%

SVS Turner Mid Cap Growth Portfolio			1-Year	Life of Class**
Class B	Growth of $10,000		$11,063	$14,818
	Average annual total return		10.63%	17.02%
Russell Midcap Growth Index	Growth of $10,000		$11,548	$14,900
	Average annual total return		15.48%	17.29%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001. Total returns would have been lower for the 3-Year and Life of Portfolio period for Class A shares if the Portfolio’s expenses were not maintained.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

SVS Turner Mid Cap Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,081.10	$1,079.50
Expenses Paid per $1,000*	$5.67	$7.52

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,019.75	$1,017.97
Expenses Paid per $1,000*	$5.50	$7.30

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Turner Mid Cap Growth Portfolio	1.08%	1.43%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

SVS Turner Mid Cap Growth Portfolio

For the 12-month period ended December 31, 2004, the portfolio recorded a gain of 11.04% (Class A shares, unadjusted for contract charges), versus the 15.48% gain posted by the Russell Midcap Growth Index. Four of the portfolio’s 10 sector positions beat their corresponding index sectors. Contributing the most to performance were growth-oriented holdings in the technology sector. Stocks that added value included VeriSign, Inc. and Monster Worldwide, Inc. The portfolio’s holdings in the health care sector detracted the most from performance.

The stock market ended the period with a strong finishing kick. We think much of the gains for 2004 can be credited to better-than-expected earnings. Also driving results was a positive change in investor psychology. Early in the year, investors were notably fretful about several issues: the global war on terror, rising oil prices, the Federal Reserve Board’s hiking of short-term interest rates, the presidential campaign and mixed economic signals, among others. However, as oil prices stabilized, as the Fed’s five rate hikes proved temperate, as the US election proceeded with few snags and as economic news on balance remained favorable, bearishness gradually morphed into bullishness, and money flowed into stocks.

We think that a combination of moderate economic growth, low inflation, modest interest rates, reasonable equity valuations, corporate America’s cash hoard of $1 trillion available for acquisitions and share buybacks, and steadily rising corporate profits should benefit the stock market in 2005.

Christopher K. McHugh

William C. McVail

Robert E. Turner

Co-Managers

Turner Investment Partners, Inc., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Stocks of medium-sized companies involve greater risks than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

Russell Midcap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Turner Mid Cap Growth Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	99%	97%
Cash Equivalents	1%	3%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Information Technology	31%	33%
Health Care	19%	20%
Consumer Discretionary	18%	16%
Industrials	11%	11%
Financials	9%	8%
Energy	5%	3%
Materials	3%	4%
Telecommunication Services	2%	2%
Consumer Staples	2%	2%
Utilities	—	1%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 26. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Turner Mid Cap Growth Portfolio

	Shares	Value ($)
Common Stocks 99.5%
Consumer Discretionary 18.0%
Hotels Restaurants & Leisure 8.4%
Marriott International, Inc. “A”	35,390	2,228,862
MGM MIRAGE*	19,610	1,426,431
P.F. Chang’s China Bistro, Inc.* (e)	12,310	693,669
Scientific Games Corp. “A”*	37,170	886,133
Starwood Hotels & Resorts Worldwide, Inc.	19,710	1,151,064
Station Casinos, Inc.	23,840	1,303,571
WMS Industries, Inc.* (e)	30,940	1,037,728
Wynn Resorts Ltd.* (e)	15,670	1,048,636
YUM! Brands, Inc.	42,970	2,027,325

		11,803,419

Household Durables 0.5%
Harman International Industries, Inc.	5,370	681,990

Internet & Catalog Retail 0.5%
Overstock.com, Inc.* (e)	10,910	752,790

Media 1.1%
DreamWorks Animation SKG, Inc. “A”*	23,900	896,489
Sirius Satellite Radio, Inc.* (e)	79,900	611,235

		1,507,724

Specialty Retail 5.6%
American Eagle Outfitters, Inc.	15,960	751,716
Bed Bath & Beyond, Inc.*	48,010	1,912,238
Chico’s FAS, Inc.*	36,720	1,671,862
RadioShack Corp.	32,080	1,054,790
Urban Outfitters, Inc.*	23,530	1,044,732
Williams-Sonoma, Inc.*	42,350	1,483,944

		7,919,282

Textiles, Apparel & Luxury Goods 1.9%
Coach, Inc.*	48,860	2,755,704
Consumer Staples 2.4%
Beverages 0.5%
Constellation Brands, Inc. “A”*	14,860	691,139
Food & Staples Retailing 0.5%
Whole Foods Market, Inc.	7,630	727,520
Food Products 0.7%
McCormick & Co, Inc.	24,620	950,332
Household Products 0.7%
Clorox Co.	16,690	983,542
Energy 4.7%
Energy Equipment & Services 2.2%
BJ Services Co.	15,180	706,477
Grant Prideco, Inc.*	31,470	630,973
Smith International, Inc.*	12,960	705,154
Transocean, Inc.*	25,340	1,074,163

		3,116,767

	Shares	Value ($)
Oil & Gas 2.5%
Ashland, Inc.	14,710	858,770
Range Resources Corp. (e)	47,570	973,282
Ultra Petroleum Corp.*	7,890	379,746
XTO Energy, Inc.	36,942	1,307,008

		3,518,806

Financials 8.6%
Banks 2.5%
City National Corp.	11,300	798,345
Silicon Valley Bancshares* (e)	17,100	766,422
Sovereign Bancorp, Inc.	42,950	968,523
UCBH Holdings, Inc.	23,120	1,059,358

		3,592,648

Capital Markets 4.0%
Bear Stearns Companies, Inc.	6,220	636,368
E*TRADE Financial Corp.*	116,650	1,743,917
Northern Trust Corp.	17,360	843,349
SEI Investments Co.	14,490	607,566
T. Rowe Price Group, Inc.	28,220	1,755,284

		5,586,484

Diversified Financial Services 2.1%
Affiliated Managers Group, Inc.* (e)	18,824	1,275,138
Ameritrade Holding Corp.*	55,350	787,077
Doral Financial Corp.	17,580	865,815

		2,928,030

Health Care 19.0%
Biotechnology 3.0%
Eyetech Pharmaceuticals, Inc.* (e)	15,800	718,900
Genzyme Corp.*	27,950	1,623,057
MedImmune, Inc.*	25,730	697,540
Neurocrine Biosciences, Inc.* (e)	23,520	1,159,536

		4,199,033

Health Care Equipment & Supplies 8.2%
Bausch & Lomb, Inc.	23,370	1,506,430
Biomet, Inc.	31,610	1,371,558
C.R. Bard, Inc.	31,700	2,028,166
Cooper Companies, Inc. (e)	14,930	1,053,909
Dade Behring Holdings, Inc.*	12,860	720,160
Fisher Scientific International, Inc.*	32,180	2,007,388
INAMED Corp.*	24,500	1,549,625
Waters Corp.*	26,980	1,262,394

		11,499,630

Health Care Providers & Services 5.4%
AMERIGROUP Corp.*	9,550	722,553
Laboratory Corp. of America Holdings*	20,720	1,032,271
Manor Care, Inc.	20,410	723,126
Medco Health Solutions, Inc.*	19,820	824,512
PacifiCare Health Systems, Inc.*	21,260	1,201,615
Patterson Companies, Inc.* (e)	24,420	1,059,584
WellPoint, Inc.*	18,330	2,107,950

		7,671,611

	Shares	Value ($)
Pharmaceuticals 2.4%
Elan Corp. PLC (ADR)* (e)	24,970	680,432
Medicines Co.*(e)	27,780	800,064
MGI Pharma, Inc.* (e)	38,680	1,083,427
Sepracor, Inc.* (e)	14,400	854,928

		3,418,851

Industrials 10.6%
Air Freight & Couriers 0.7%
Expeditors International of Washington, Inc.	18,690	1,044,397
Airlines 1.1%
Southwest Airlines Co.	96,870	1,577,044
Building Products 0.7%
American Standard Companies, Inc.*	23,430	968,128
Commercial Services & Supplies 3.2%
ChoicePoint, Inc.*	21,660	996,143
Monster Worldwide, Inc.*	61,860	2,080,971
Robert Half International, Inc.	48,810	1,436,478

		4,513,592

Electrical Equipment 2.0%
Rockwell Automation, Inc.	33,830	1,676,276
Roper Industries, Inc.	18,750	1,139,438

		2,815,714

Machinery 1.5%
Eaton Corp.	10,130	733,007
Pentair, Inc.	31,660	1,379,109

		2,112,116

Marine 0.7%
Teekay Shipping Corp. (e)	21,570	908,313
Road & Rail 0.7%
Yellow Roadway Corp.*	16,750	933,142
Information Technology 31.1%
Communications Equipment 5.2%
Comverse Technologies, Inc.*	73,400	1,794,630
Juniper Networks, Inc.* (e)	113,330	3,081,443
Polycom, Inc.*	73,880	1,722,881
Sonus Networks, Inc.* (e)	127,700	731,721

		7,330,675

Computers & Peripherals 2.6%
Apple Computer, Inc.*	36,850	2,373,140
Avid Technology, Inc.*	21,360	1,318,980

		3,692,120

Electronic Equipment & Instruments 3.2%
Benchmark Electronics, Inc.*	23,310	794,871
CDW Corp.	20,760	1,377,426
Cogent, Inc.* (e)	21,820	720,060
Sanmina-SCI Corp.*	186,920	1,583,213

		4,475,570

Internet Software & Services 4.3%
Ask Jeeves, Inc.* (e)	39,470	1,055,822
CNET Networks, Inc.* (e)	101,320	1,137,824

	Shares	Value ($)
F5 Networks, Inc.* (e)	34,010	1,656,967
VeriSign, Inc.*	64,430	2,159,694

		6,010,307

IT Consulting & Services 4.6%
Alliance Data Systems Corp.*	26,290	1,248,249
Ariba, Inc.* (e)	60,430	1,003,138
CheckFree Corp.*	32,710	1,245,597
Cognizant Technology Solutions Corp. “A”*	30,300	1,282,599
Fiserv, Inc.*	14,460	581,147
Global Payments, Inc. (e)	17,920	1,049,037

		6,409,767

Semiconductors & Semiconductor Equipment 6.9%
Advanced Micro Devices, Inc.*	67,230	1,480,405
Cymer, Inc.* (e)	39,190	1,157,673
KLA-Tencor Corp.*	33,680	1,568,814
Lam Research Corp.*	65,910	1,905,458
Marvell Technology Group Ltd.*	49,750	1,764,632
PMC-Sierra, Inc.*	169,760	1,909,800

		9,786,782

Software 4.3%
Amdocs Ltd.*	33,280	873,600
Citrix Systems, Inc.*	41,610	1,020,693
Macromedia, Inc.*	34,730	1,080,798
McAfee, Inc.*	50,020	1,447,079
TIBCO Software, Inc.*	122,740	1,637,351

		6,059,521

Materials 2.6%
Chemicals 1.2%
Eastman Chemical Co.(e)	11,780	680,059
Lyondell Chemical Co.	34,030	984,148

		1,664,207

Metals & Mining 1.4%
AK Steel Holding Corp.* (e)	55,560	803,953
Allegheny Technologies, Inc.	32,140	696,474
Peabody Energy Corp.	7,020	567,988

		2,068,415

Telecommunication Services 2.5%
Wireless Telecommunication Services
Alamosa Holdings, Inc.* (e)	59,630	743,586
American Tower, Inc. “A”*	41,040	755,136
NII Holdings, Inc.*(e)	20,640	979,368
Western Wireless Corp. “A”*	35,070	1,027,551

		3,505,641

Total Common Stocks (Cost $110,101,433)		140,180,753

Securities Lending Collateral 15.1%
Daily Assets Fund Institutional, 2.25% (c) (d) (Cost $21,183,207)	21,183,207	21,183,207

	Shares	Value ($)
Cash Equivalents 0.7%
Scudder Cash Management QP Trust, 2.24%(b) (Cost $1,025,473)	1,025,473	1,025,473

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $132,310,113) (a)	115.3	162,389,433
Other Assets and Liabilities, Net	(15.3)	(21,504,076)

Net Assets	100.0	140,885,357

Notes to SVS Turner Mid Cap Growth Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $132,689,192. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $29,700,241. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $30,177,447 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $477,206.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents collateral held in connection with securities lending.

(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $20,716,371, which is 14.7% of net assets.

ADR:	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $110,101,433) — including $20,716,371 of securities on loan	$140,180,753
Investment in Daily Assets Fund Institutional (cost $21,183,207)*	21,183,207
Investment in Scudder Cash Management QP Trust (cost $1,025,473)	1,025,473
Total Investments in securities, at value (cost $132,310,113)	162,389,433
Dividends receivable	49,568
Interest receivable	6,144
Receivable for Portfolio shares sold	34,471
Other assets	3,872
Total assets	162,483,488
Liabilities
Payable upon return of securities loaned	21,183,207
Payable for investments purchased	151,354
Payable for Portfolio shares redeemed	49,510
Accrued management fee	121,563
Other accrued expenses and payables	92,497
Total liabilities	21,598,131

Net assets, at value	$140,885,357

Net Assets
Net assets consist of:
Accumulated net investment loss	(301)
Net unrealized appreciation (depreciation) on investments	30,079,320
Accumulated net realized gain (loss)	(4,149,095)
Paid-in capital	114,955,433

Net assets, at value	$140,885,357

Class A
Net Asset Value, offering and redemption price per share ($117,554,535 ÷ 11,918,058 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.86
Class B
Net Asset Value, offering and redemption price per share ($23,330,822 ÷ 2,386,654 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.78

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $483)	$409,768
Interest — Scudder Cash Management QP Trust	38,767
Securities lending income, including income from Daily Assets Fund Institutional	26,862
Total Income	475,397
Expenses:
Management fee	1,295,883
Custodian and accounting fees	119,636
Distribution service fees (Class B)	46,764
Record keeping fees (Class B)	24,766
Auditing	74,545
Legal	20,386
Trustees’ fees and expenses	2,194
Reports to shareholders	21,943
Other	9,751

Total expenses, before expense reductions	1,615,868

Expense reductions	(1,685)

Total expenses, after expense reductions	1,614,183

Net investment income (loss)	(1,138,786)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	10,201,612
Net unrealized appreciation (depreciation) during the period on investments	4,371,388

Net gain (loss) on investment transactions	14,573,000

Net increase (decrease) in net assets resulting from operations	$13,434,214

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,138,786)	$(800,151)
Net realized gain (loss) on investment transactions	10,201,612	10,584,885
Net unrealized appreciation (depreciation) on investment transactions during the period	4,371,388	23,791,384
Net increase (decrease) in net assets resulting from operations	13,434,214	33,576,118
Portfolio share transactions:
Class A
Proceeds from shares sold	14,595,440	23,691,008
Cost of shares redeemed	(17,916,695)	(6,045,865)
Net increase (decrease) in net assets from Class A share transactions	(3,321,255)	17,645,143
Class B
Proceeds from shares sold	9,964,790	11,019,067
Cost of shares redeemed	(2,100,980)	(720,077)
Net increase (decrease) in net assets from Class B share transactions	7,863,810	10,298,990
Increase (decrease) in net assets	17,976,769	61,520,251
Net assets at beginning of period	122,908,588	61,388,337

Net assets at end of period (including accumulated net investment loss of $301 and $281, respectively)	$140,885,357	$122,908,588

Other Information
Class A
Shares outstanding at beginning of period	12,352,137	10,171,623
Shares sold	1,622,749	3,071,391
Shares redeemed	(2,056,828)	(890,877)
Net increase (decrease) in Portfolio shares	(434,079)	2,180,514

Shares outstanding at end of period	11,918,058	12,352,137

Class B
Shares outstanding at beginning of period	1,499,883	96,707
Shares sold	1,126,297	1,496,481
Shares redeemed	(239,526)	(93,305)
Net increase (decrease) in Portfolio shares	886,771	1,403,176

Shares outstanding at end of period	2,386,654	1,499,883

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$8.88	$5.98	$8.82	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.07)	(.06)	(.06)	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.05	2.96	(2.78)	(1.14)

Total from investment operations	.98	2.90	(2.84)	(1.18)

Net asset value, end of period	$9.86	$8.88	$5.98	$8.82

Total Return (%)	11.04	48.49	(32.20)	(11.80	)[c]**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	118	110	61	48
Ratio of expenses before expense reductions (%)	1.19	1.18	1.13	1.82	*
Ratio of expenses after expense reductions (%)	1.19	1.18	1.13	1.30	*
Ratio of net investment income (loss) (%)	(.82)	(.90)	(.82)	(.76	)*
Portfolio turnover rate (%)	174	155	225	205	*

[a]	For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$8.84	$5.97	$6.60
Income (loss) from investment operations:
Net investment income (loss)[b]	(.10)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.04	2.96	(.61)

Total from investment operations	.94	2.87	(.63)

Net asset value, end of period	$9.78	$8.84	$5.97

Total Return (%)	10.63	48.07	(9.55	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	13	.6
Ratio of expenses (%)	1.56	1.57	1.38	*
Ratio of net investment income (loss) (%)	(1.19)	(1.29)	(.81	)*
Portfolio turnover rate (%)	174	155	225

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on an average shares outstanding during the period.

*	Annualized

**	Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Variable Series II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust offers thirty-three portfolios (the “portfolio(s)”). During the period, Scudder Government Securities Portfolio changed its name to Scudder Government & Agency Securities Portfolio and Scudder Contrarian Value Portfolio changed its name to Scudder Large Cap Value Portfolio. Effective August 16, 2004, four portfolios commenced operations; Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio and Scudder Income & Growth Strategy Portfolio. All four of the Portfolios invest primarily in existing Scudder Portfolios (“Underlying Portfolios”). Each Underlying Portfolio’s accounting policies and investment holdings are outlined in the Underlying Portfolio’s financials statements and are available upon request. Effective November 15, 2004, two portfolios commenced operations; Scudder Mercury Large Cap Core Portfolio and Scudder Templeton Foreign Value Portfolio.

Multiple Classes of Shares of Beneficial Interest. The Trust offers two classes of shares (Class A shares and Class B shares) except Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio and Scudder Income & Growth Strategy Portfolio, which offer Class B shares only. Sales of Class B shares are subject to record keeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25%, of the average daily net assets of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable 12b-1 fee and record keeping fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Trust’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. Investments in securities and Underlying Portfolios are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Portfolios. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Investments in the Underlying Portfolios are valued at the net asset value per share of each class of the Underlying Portfolios as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Portfolios may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Trust are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby the portfolios, through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the portfolios have the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the portfolios’ claims on the collateral may be subject to legal proceedings.

Securities Lending. Each portfolio, except Scudder Money Market Portfolio, SVS Dreman Small Cap Value Portfolio, Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio, Scudder Income & Growth Strategy Portfolio, Scudder Mercury Large Cap Core Portfolio and Scudder Templeton Foreign Value Portfolio, may lend securities to financial institutions. The portfolios retain beneficial ownership of the securities they have loaned and continue to receive interest and dividends paid by the securities and to participate in any changes in their market value. The portfolio requires the borrowers of the securities to maintain collateral with the portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The portfolios receive compensation for lending their securities either in the form of fees or by earning interest on invested cash collateral net fees paid to a lending agent. Either the portfolios or the borrower may terminate the loan. The portfolios are subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the portfolio if the option is exercised. The portfolios may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the portfolio writes a covered call option, the portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the portfolio writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The portfolio’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the portfolio’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The portfolios may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the portfolio is required to deposit with a financial intermediary an amount (“initial margin”) equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the portfolio. When entering into a closing transaction, the portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the portfolio’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The portfolios may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Scudder Fixed Income Portfolio, Scudder Government & Agency Securities Portfolio and Scudder Total Return Portfolio entered into mortgage dollar rolls in which each portfolio sells to a bank or broker/dealer (the “counterparty”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. Each portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by each portfolio because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to each portfolio. For example, while each portfolio receives compensation as consideration for agreeing to repurchase the security, each portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by each portfolio, thereby effectively charging each portfolio interest on its borrowings. Further, although each portfolio can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of each portfolio’s borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before each portfolio is able to repurchase them. There can be no assurance that each portfolio’s use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. Several of the portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the portfolio until payment takes place. At the time the portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The portfolios’ policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the portfolios paid no federal income taxes and no federal income tax provision was required.

At December 31, 2004, the following portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforward ($)	Expiration Date
Scudder Aggressive Growth Portfolio	662,000	12/31/2008
	5,489,000	12/31/2009
	8,989,000	12/31/2010
	23,998,000	12/31/2011
Scudder Blue Chip Portfolio	16,525,000	12/31/2010
Scudder Global Blue Chip Portfolio	2,280,000	12/31/2010
	2,456,000	12/31/2011
Scudder Growth Portfolio*	127,000	12/31/2007
	94,269,000	12/31/2009
	39,544,000	12/31/2010
	24,621,000	12/31/2011
	2,184,000	12/31/2012
Scudder High Income Portfolio	4,823,000	12/31/2007
	16,114,000	13/31/2008
	22,935,000	12/31/2009
	55,108,000	12/31/2010
	13,877,000	12/31/2011
Scudder International Select Equity Portfolio*	1,217,000	12/31/2008
	23,867,000	12/31/2009
	20,015,000	12/31/2010
	4,400,000	12/31/2011
Scudder Large Cap Value Portfolio	6,183,000	12/31/2008
	11,765,000	12/31/2010
	6,438,000	12/31/2011
Scudder Small Cap Growth Portfolio	73,835,000	12/31/2009
	62,668,000	12/31/2010
Scudder Technology Growth Portfolio	1,211,000	12/31/2008
	94,141,000	12/31/2009
	93,499,000	12/31/2010
	71,516,000	12/31/2011
Scudder Total Return Portfolio	21,387,000	12/31/2009
	8,813,000	12/31/2010
	46,269,000	12/31/2011
SVS Davis Venture Value Portfolio	127,000	12/31/2009
	4,386,000	12/31/2010
	1,390,000	12/31/2011
	1,088,000	12/31/2012
SVS Dreman Financial Services Portfolio	743,000	12/31/2009
	2,479,000	12/31/2010
	2,101,000	12/31/2011
SVS Dreman High Return Equity Portfolio	11,267,000	12/31/2010
	8,043,000	12/31/2011
SVS Eagle Focused Large Cap Growth Portfolio	1,336,000	12/31/2008
	7,024,000	12/31/2009
	13,889,000	12/31/2010
	334,000	12/31/2011
	124,000	12/31/2012
SVS Focus Value+Growth Portfolio	7,136,000	12/31/2009
	15,209,000	12/31/2010
	7,546,000	12/31/2011
SVS Index 500 Portfolio	448,000	12/31/2008
	3,267,000	12/31/2009
	9,116,000	12/31/2010
	3,518,000	12/21/2011
	4,052,000	12/31/2012
SVS INVESCO Dynamic Growth Portfolio	2,320,000	12/31/2010
	377,000	12/31/2011
SVS Janus Growth and Income Portfolio	12,514,000	12/31/2009
	29,907,000	12/31/2010
	6,934,000	12/31/2011
SVS Janus Growth Opportunities Portfolio	130,000	12/31/2008
	31,299,000	12/31/2009
	42,499,00	12/31/2010
	19,473,000	12/31/2011
SVS Oak Strategic Equity Portfolio	322,000	12/31/2009
	4,401,000	12/31/2010
	2,522,000	12/31/2011
	3,689,000	12/31/2012
SVS Turner Mid Cap Growth Portfolio	3,770,000	12/31/2010

*	Certain of these losses may be subject to limitations under Section 381-383 of the Internal Revenue Code.

For the period from November 1, 2004 through December 31, 2004, the following portfolios incurred approximate net realized capital losses as follows:

Portfolio	Net Realized Capital Loss ($)
Scudder Aggressive Growth Portfolio	12,000
Scudder Fixed Income Portfolio	827,000
Scudder Strategic Income Portfolio	266,000
SVS Davis Venture Value Portfolio	576,000
SVS Dreman Financial Services Portfolio	330,000
SVS Eagle Focused Large Cap Growth Portfolio	297,000

As permitted by tax regulations, the portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2005.

Distribution of Income and Gains. Distributions of net investment income, if any, for all portfolios except the Scudder Money Market Portfolio, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the portfolio if not distributed and, therefore, will be distributed to shareholders at least annually. All of the net investment income of the Scudder Money Market Portfolio is declared as a daily dividend and is distributed to shareholders monthly.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, a portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the portfolio.

At December 31, 2004, the portfolios’ components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed ordinary income ($)	Undistributed net long-term capital gains ($)	Capital loss carryforwards ($)	Unrealized appreciation (depreciation) on investments ($)
Scudder Aggressive Growth Portfolio	—	—	(39,138,000)	10,247,249
Scudder Blue Chip Portfolio	2,788,284	—	(16,525,000)	34,300,956
Scudder Conservative Income Strategy Portfolio	4,048	—	—	27,404
Scudder Fixed Income Portfolio	10,899,530	1,340,182	—	1,355,749
Scudder Global Blue Chip Portfolio	176,419	—	(4,736,000)	12,789,938
Scudder Government & Agency Securities Portfolio	13,236,546	22,888	—	2,026,301
Scudder Growth Portfolio	2,087,025	—	(160,745,000)	68,325,507
Scudder Growth & Income Strategy Portfolio	58,128	—	—	1,456,478
Scudder Growth Strategy Portfolio	93,109	—	—	2,077,035
Scudder High Income Portfolio	33,524,911	—	(112,857,000)	7,159,791
Scudder Income & Growth Strategy Portfolio	33,651	—	—	434,561
Scudder International Select Equity Portfolio	5,970,853	—	(49,499,000)	48,801,610
Scudder Large Cap Value Portfolio	5,207,536	—	(24,386,000)	48,129,819
Scudder Mercury Large Cap Core Portfolio	9,786	—	—	43,197
Scudder Small Cap Growth Portfolio	—	—	(136,503,000)	44,274,203
Scudder Strategic Income Portfolio	6,443,449	200,018	—	4,533,149
Scudder Technology Growth Portfolio	950,788	—	(260,367,000)	13,492,296
Scudder Templeton Foreign Value Portfolio	—	—	—	292,925
Scudder Total Return Portfolio	13,347,018	—	(76,469,000)	60,467,278
SVS Davis Venture Value Portfolio	2,236,932	—	(6,991,000)	65,487,518
SVS Dreman Financial Services Portfolio	2,664,080	—	(5,323,000)	40,116,974
SVS Dreman High Return Equity Portfolio	14,598,035	—	(19,310,000)	152,750,976
SVS Dreman Small Cap Value Portfolio	3,681,177	47,131,177	—	124,447,615
SVS Eagle Focused Large Cap Growth Portfolio	405,384	—	(22,707,000)	11,570,163
SVS Focus Value+Growth Portfolio	1,317,035	—	(29,891,000)	21,240,184
SVS Index 500 Portfolio	5,567,565	—	(20,401,000)	27,112,955
SVS INVESCO Dynamic Growth Portfolio	—	—	(2,697,000)	8,466,860
SVS Janus Growth and Income Portfolio	314,797	—	(49,355,000)	41,625,360
SVS Janus Growth Opportunities Portfolio	390,282	—	(93,401,000)	24,965,440
SVS MFS Strategic Value Portfolio	1,318,985	1,296,975	—	5,748,641
SVS Oak Strategic Equity Portfolio	3,530	—	(10,934,000)	12,405,910
SVS Turner Mid Cap Growth Portfolio	—	—	(3,770,000)	29,700,241

In addition, the tax character of distributions paid by the portfolios is summarized as follows:

	Distributions from ordinary income ($)* Years Ended December 31,		Distributions from long- term capital gains ($) Years Ended December 31,
Portfolio	2004	2003	2004	2003
Scudder Blue Chip Portfolio	1,683,204	1,361,345	—	—
Scudder Fixed Income Portfolio	11,368,699	7,994,594	1,643,431	—
Scudder Global Blue Chip Portfolio	744,211	165,879	—	—
Scudder Government & Agency Securities Portfolio	12,782,714	24,354,482	—	649,165
Scudder Growth Portfolio	815,090	328,128	—	—
Scudder High Income Portfolio	32,409,504	30,333,486	—	—
Scudder International Select Equity Portfolio	1,778,472	1,550,011	—	—
Scudder Large Cap Value Portfolio	4,405,034	4,373,416	—	—
Scudder Money Market Portfolio	3,060,457	3,501,000	—	—
Scudder Strategic Income Portfolio	2,582,795	853,600	787,439	28,838
Scudder Total Return Portfolio	10,994,018	20,032,407	—	—
SVS Davis Venture Value Portfolio	1,018,451	940,019	—	—
SVS Dreman Financial Services Portfolio	2,372,080	1,864,595	—	—
SVS Dreman High Return Equity Portfolio	12,318,605	11,423,101	—	—
SVS Dreman Small Cap Value Portfolio	3,617,447	3,009,265	—	4,054,538
SVS Focus Value+Growth Portfolio	999,011	874,250	—	—
SVS Index 500 Portfolio	3,410,455	2,880,518	—	—
SVS Janus Growth and Income Portfolio	—	1,270,975	—	—
SVS MFS Strategic Value Portfolio	51,014	24,920	15,306	—

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses arising in connection with a specific portfolio are allocated to that portfolio. Trust expenses are allocated between the portfolios in proportion to their relative net assets.

Offering Costs. Offering costs for Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio, Scudder Income & Growth Strategy Portfolio, Scudder Mercury Large Cap Core Portfolio and Scudder Templeton Foreign Value Portfolio were paid in connection with the offering of shares and are being amortized over one year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for all portfolios, with the exception of securities in default of principal. Distributions of income and capital gains from the Underlying Portfolios are recorded on the ex-dividend date.

B. Investment Transactions

During the year ended December 31, 2004, purchases and sales of investment transactions (excluding short-term investments) were as follows:

Portfolio	Purchases ($)	Proceeds from Sales ($)
Scudder Aggressive Growth Portfolio	56,789,175	59,781,369
Scudder Blue Chip Portfolio	693,404,785	674,933,893
Scudder Conservative Income Strategy Portfolio	1,700,769	94,822
Scudder Fixed Income Portfolio excluding US Treasury Obligations and mortgage dollar roll transactions	271,840,232	214,976,219
US Treasury Obligations	286,946,849	263,430,754
mortgage dollar roll transactions	50,004,606	47,982,413
Scudder Global Blue Chip Portfolio	52,353,407	51,823,610
Scudder Government & Agency Securities Portfolio excluding US Treasury Obligations and mortgage dollar roll transactions	673,022,650	805,435,745
US Treasury Obligations	105,802,607	95,188,060
mortgage dollar roll transactions	570,221,935	515,802,279
Scudder Growth Portfolio	64,326,283	92,035,576
Scudder Growth Strategy Portfolio	45,244,077	1,372,875
Scudder Growth & Income Strategy Portfolio	37,028,786	1,002,585
Scudder High Income Portfolio excluding US Treasury Obligations	656,002,457	668,430,471
US Treasury Obligations	13,697,036	17,043,490
Scudder Income & Growth Strategy Portfolio	13,349,817	569,463
Scudder International Select Equity Portfolio	188,827,851	159,628,994
Scudder Large Cap Value Portfolio	134,634,281	114,648,636
Scudder Mercury Large Cap Core Portfolio	1,594,336	145,086
Scudder Small Cap Growth Portfolio	253,177,444	261,463,174
Scudder Strategic Income Portfolio	158,913,262	147,241,324
Scudder Technology Growth Portfolio	265,414,116	304,666,293
Scudder Templeton Foreign Value Portfolio	4,936,557	—
Scudder Total Return Portfolio excluding US Treasury Obligations and mortgage dollar roll transactions	558,022,325	631,645,604
US Treasury Obligations	297,525,532	296,723,105
mortgage dollar roll transactions	58,904,675	59,144,410
SVS Davis Venture Value Portfolio	59,128,954	7,649,794
SVS Dreman Financial Services Portfolio	13,829,335	12,419,066
SVS Dreman High Return Equity Portfolio	105,373,436	65,563,122
SVS Dreman Small Cap Value Portfolio	354,408,253	313,377,535
SVS Eagle Focused Large Cap Growth Portfolio	109,257,505	92,542,429
SVS Focus Value+Growth Portfolio	81,980,488	90,750,723
SVS Index 500 Portfolio	74,492,688	46,904,835
SVS INVESCO Dynamic Growth Portfolio	49,541,484	51,766,862
SVS Janus Growth and Income Portfolio	101,170,464	103,002,488
SVS Janus Growth Opportunities Portfolio	75,487,064	91,418,044
SVS MFS Strategic Value Portfolio	40,368,565	17,271,398
SVS Oak Strategic Equity Portfolio	41,120,897	34,530,403
SVS Turner Mid Cap Growth Portfolio	227,449,318	221,371,183

For the year ended December 31, 2004, transactions for written options were as follows for the Scudder Strategic Income Portfolio:

	Contract Amounts	Premium ($)
Beginning of period	49,656	13,199
Written	10,267,865	322,408
Closed	(10,317,521)	(335,607)
End of period	—	—

For the year ended December 31, 2004, transactions for written options were as follows for the Scudder Technology Growth Portfolio:

	Contract Amounts	Premium ($)
Beginning of period	—	—
Written	26,839	3,395,007
Closed	(10,806)	(1,623,411)
Exercised	(8,174)	(970,465)
Expired	(5,785)	(468,400)
End of period	2,074	332,731

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the portfolios in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the portfolios. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. Accordingly, for the year ended December 31, 2004, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios’ average daily net assets:

Portfolio	Annual Management Fee Rate
Scudder Blue Chip Portfolio	0.65%
Scudder Fixed Income Portfolio	0.60%
Scudder Government & Agency Securities Portfolio	0.55%
Scudder Growth Portfolio	0.60%
Scudder High Income Portfolio	0.60%
Scudder International Select Equity Portfolio	0.75%
Scudder Large Cap Value Portfolio	0.75%
Scudder Small Cap Growth Portfolio	0.65%
Scudder Strategic Income Portfolio	0.65%
Scudder Total Return Portfolio	0.55%
SVS Dreman Small Cap Value Portfolio	0.75%
SVS Focus Value+Growth Portfolio	0.75%

For the period January 1, 2004 through September 30, 2004, the Scudder Money Market Portfolio paid a monthly investment management fee of 0.50%, based on the average daily net assets of the portfolio.

Effective October 1, 2004, the Scudder Money Market Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$215 million	0.500%
next $335 million	0.375%
next $250 million	0.300%
over $800 million	0.250%

Accordingly, for the year ended December 31, 2004, the fee pursuant to the Management Agreement was equivalent to the annual effective rate of 0.49% of the Scudder Money Market Portfolio’s average daily net assets.

The Scudder Aggressive Growth Portfolio, Scudder Technology Growth Portfolio, SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.75%
next $750 million	0.72%
next $1.5 billion	0.70%
next $2.5 billion	0.68%
next $2.5 billion	0.65%
next $2.5 billion	0.64%
next $2.5 billion	0.63%
over $12.5 billion	0.62%

For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the Scudder Aggressive Growth Portfolio to the extent necessary to maintain the annual expenses of Class A at 0.95% and Class B at 1.35%. For the year ended December 31, 2004, the Advisor waived $42,450 of management fees.

Accordingly, for the year ended December 31, 2004, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios’ average daily net assets:

Portfolio	Effective Rate
Scudder Aggressive Growth Portfolio	0.68%
Scudder Technology Growth Portfolio	0.75%
SVS Dreman Financial Services Portfolio	0.75%
SVS Dreman High Return Equity Portfolio	0.73%

SVS INVESCO Dynamic Growth Portfolio and SVS Turner Mid Cap Growth Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	1.000%
next $250 million	0.975%
next $500 million	0.950%
next $1.5 billion	0.925%
Over $2.5 billion	0.900%

For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS INVESCO Dynamic Growth Portfolio to the extent necessary to maintain the annual expenses of Class A at 1.30% and Class B at 1.70%. For the year ended December 31, 2004, the Advisor waived $68,858 of management fees.

Accordingly, for the year ended December 31, 2004, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios’ average daily net assets:

Portfolio	Effective Rate
SVS INVESCO Dynamic Growth Portfolio	0.82%
SVS Turner Mid Cap Growth Portfolio	1.00%

SVS Davis Venture Value Portfolio, SVS Janus Growth and Income Portfolio, SVS Janus Growth Opportunities Portfolio and SVS Oak Strategic Equity Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $1.5 billion	0.875%
Over $2.5 billion	0.850%

For the period January 1, 2004 through September 30, 2004, the SVS Eagle Focused Large Cap Growth Portfolio paid a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $1.5 billion	0.875%
Over $2.5 billion	0.850%

Effective October 1, 2004 through October 1, 2005, the SVS Eagle Focused Large Cap Growth Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rate shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
SVS Eagle Focused Large Cap Growth Portfolio	0.700%

Accordingly, for the year ended December 31, 2004, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios’ average daily net assets:

Portfolio	Effective Rate
SVS Davis Venture Value Portfolio	0.95%
SVS Eagle Focused Large Cap Growth Portfolio	0.88%
SVS Janus Growth and Income Portfolio	0.95%
SVS Janus Growth Opportunities Portfolio	0.95%
SVS Oak Strategic Equity Portfolio	0.95%

For the period January 1, 2004 through September 30, 2004, the SVS Index 500 Portfolio paid a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.370%
next $250 million	0.330%
next $500 million	0.310%
next $1.5 billion	0.295%
Over $2.5 billion	0.270%

Effective October 1, 2004, the SVS Index 500 Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rate shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
SVS Index 500 Portfolio	0.200%

Accordingly, for the year ended December 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.32% of SVS Index 500 Portfolio’s average daily net assets.

For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS Index 500 Portfolio to the extent necessary to maintain the annual expenses of Class A at 0.55% and Class B at 0.95%. Effective October 1, 2004 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of the SVS Index 500 Portfolio to the extent necessary to maintain the annual expenses of Class A at 0.377% and Class B at 0.627% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2004, the Advisor waived $5,655 of other expenses.

The Scudder Global Blue Chip Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	1.00%
next $500 million	0.95%
next $750 million	0.90%
next $1.5 billion	0.85%
Over $3 billion	0.80%

Accordingly, for the year ended December 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.00% of Scudder Global Blue Chip Portfolio’s average daily net assets.

The SVS MFS Strategic Value Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $500 million	0.825%
next $1 billion	0.800%
Over $2.5 billion	0.775%

For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS MFS Strategic Value Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.15% and Class B at 1.55%. Accordingly, for the year ended December 31, 2004, the Advisor waived $89,208 of management fee and the fees pursuant to the Management Agreement were equivalent to an annual effective rate of 0.68% of the Portfolio’s average daily net assets.

The Scudder Mercury Large Cap Core Portfolio pays a monthly investment management fee based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.900%
next $250 million	0.850%
next $500 million	0.800%
next $1 billion	0.750%
next $500 million	0.700%
Over $2.5 billion	0.650%

For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the Scudder Mercury Large Cap Core Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.00% and Class B at 1.20%. For the year ended December 31, 2004, the Advisor waived $1,398 of management fees.

Accordingly, for the year ended December 31, 2004 the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.90% of Scudder Mercury Large Cap Core Portfolio’s average daily net assets.

In addition, for the period ended December 31, 2004, the Advisor waived $26,726 of other expenses.

The Scudder Templeton Foreign Value Portfolio pays a monthly investment management fee based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.900%
next $500 million	0.850%
next $1 billion	0.750%
next $500 million	0.700%
Over $2.5 billion	0.650%

For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the Scudder Templeton Foreign Value Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.14% and Class B at 1.34%. For the year ended December 31, 2004, the Advisor waived $6,260 of management fees.

Accordingly, for the year ended December 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.00% of Scudder Templeton Foreign Value Portfolio’s average daily net assets.

In addition, for the period ended December 31, 2004, the Advisor waived $26,622 of other expenses.

The Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio and Scudder Income & Growth Strategy Portfolio pays a monthly investment management fee based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$500 million	0.150%
next $500 million	0.140%
next $500 million	0.130%
next $1 billion	0.120%
Over $2.5 billion	0.110%

For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of Class B of the Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio and Scudder Income & Growth Strategy Portfolio to the extent necessary to maintain the annualized expenses of Class B at 0.75%, 0.75%, 0.75% and 0.75%, respectively. For the year ended December 31, 2004, the Advisor waived $363, $9,387, $11,104 and $3,818 of management fees, respectively.

Accordingly, for the year ended December 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.00%, 0.00%, 0.00% and 0.00% of Scudder Conservative Income Strategy Portfolio’s, Scudder Growth & Income Strategy Portfolio’s, Scudder Growth Strategy Portfolio’s and Scudder Income & Growth Strategy Portfolio’s average daily net assets, respectively.

In addition, for the year ended December 31, 2004, the Advisor waived $28,805, $9,381, $11,097 and $15,697 of other expenses for Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio and Scudder Income & Growth Strategy Portfolio.

The Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio and Scudder Income & Growth Strategy Portfolio do not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying Portfolio. At December 31, 2004, the Scudder Portfolios held the following percentage of the Underlying Portfolios’ outstanding shares as follows:

Portfolio	Scudder SVSII Fixed Income Portfolio
Scudder Growth & Income Strategy Portfolio	6%

Portfolio	Scudder VIT Real Estate Portfolio
Scudder Growth & Income Strategy Portfolio	35%
Scudder Growth Strategy Portfolio	55%
Scudder Income & Growth Strategy Portfolio	10%

Portfolio	Scudder SVSII MFS Strategic Value Portfolio
Scudder Growth & Income Strategy Portfolio	6%
Scudder Growth Strategy Portfolio	9%

Deutsche Asset Management Investment Services Limited (“DeAMIS”) serves as sub-advisor to the Scudder International Select Equity, Scudder Strategic Income and Scudder Total Return Portfolios and is paid by the Advisor for its services.

Dreman Value Management, L.L.C. serves as sub-advisor to the SVS Dreman Financial Services, SVS Dreman High Return Equity and SVS Dreman Small Cap Value Portfolios and is paid by the Advisor for its services.

INVESCO Institutional (N.A.) Inc. serves as sub-advisor to the SVS INVESCO Dynamic Growth Portfolio and is paid by the Advisor for its services.

Eagle Asset Management, Inc. serves as sub-advisor to the SVS Eagle Focused Large Cap Growth Portfolio and is paid by the Advisor for its services.

Janus Capital Management, L.L.C., formerly Janus Capital Corporation, serves as sub-advisor to the SVS Janus Growth and Income and SVS Janus Growth Opportunities Portfolios and is paid by the Advisor for its services.

Turner Investment Partners, Inc. serves as sub-advisor to the SVS Turner Mid Cap Growth Portfolio and is paid by the Advisor for its services.

Oak Associates, Ltd. serves as sub-advisor to the SVS Oak Strategic Equity Portfolio and is paid by the Advisor for its services.

Davis Selected Advisers, L.P., serves as sub-advisor to the SVS Davis Venture Value Portfolio and is paid by the Advisor for its services.

Jennison Associates, L.L.C. serves as sub-advisor to the “growth” portion and Dreman Value Management, L.L.C. serves as sub-advisor to the “value” portion of the of the SVS Focus Value+Growth Portfolio and are paid by the Advisor for their services.

Massachusetts Financial Services Company (“MFS”) serves as sub-advisor to the SVS MFS Strategic Value Portfolio and is paid by the Advisor for its services.

Northern Trust Investments, N.A. (“NTI”) serves as sub-advisor to SVS Index 500 Portfolio and is paid by the Advisor for its services.

Fund Asset Management, L.P., a division of Merrill Lynch Investment Managers (“MLIM”), serves as sub-advisor to the Scudder Mercury Large Cap Core Portfolio and is paid by the Advisor for its services.

Templeton Investment Counsel L.L.C. serves as sub-advisor to the Scudder Templeton Foreign Value Portfolio and is paid by the Advisor for its services.

The portfolios paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the portfolios in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the portfolios. The amounts for 2002 and 2003 are as follows:

	Amount ($)
Portfolio	2002	2003
Scudder Aggressive Growth Portfolio	15	17
Scudder Blue Chip Portfolio	64	74
Scudder Fixed Income Portfolio	76	80
Scudder Global Blue Chip Portfolio	15	16
Scudder Government & Agency Securities Portfolio	187	136
Scudder Growth Portfolio	90	95
Scudder High Income Portfolio	104	121
Scudder International Select Equity Portfolio	33	44
Scudder Large Cap Value Portfolio	78	75
Scudder Money Market Portfolio	223	162
Scudder Small Cap Growth Portfolio	54	64
Scudder Strategic Income Portfolio	19	20
Scudder Technology Growth Portfolio	69	73
Scudder Total Return Portfolio	243	211
SVS Davis Venture Value Portfolio	55	66
SVS Dreman Financial Services Portfolio	42	43
SVS Dreman High Return Equity Portfolio	172	198
SVS Dreman Small Cap Value Portfolio	94	100
SVS Eagle Focused Large Cap Growth Portfolio	22	27
SVS Focus Value+Growth Portfolio	35	35
SVS Index 500 Portfolio	80	94
SVS INVESCO Dynamic Growth Portfolio	8	11
SVS Janus Growth & Income Portfolio	60	59
SVS Janus Growth Opportunities Portfolio	42	41
SVS MFS Strategic Value Portfolio	1	4
SVS Oak Strategic Equity Portfolio	13	22
SVS Turner Mid Cap Growth Portfolio	21	32

Service Provider Fees. Scudder Fund Accounting Corporation (“SFAC”), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each portfolio. In turn, SFAC has delegated certain fund accounting functions to a third-party service provider. For the year ended December 31, 2004, SFAC received the following fee for its services for the following portfolios:

Portfolio	Total Aggregated ($)	Waived ($)	Unpaid at December 31, 2004 ($)
Scudder Aggressive Growth Portfolio	72,186	—	15,331
Scudder Conservative Income Strategy Portfolio	20,294	20,294	—
Scudder Global Blue Chip Portfolio	100,052	—	21,687
Scudder Growth & Income Strategy Portfolio	29,605	14,851	2,500
Scudder Growth Strategy Portfolio	29,606	5,922	11,219
Scudder Income & Growth Strategy Portfolio	29,606	29,606	—
Scudder Mercury Large Cap Core Portfolio	4,692	4,692	—
Scudder Technology Growth Portfolio	71,164	—	19,519
Scudder Templeton Foreign Value Portfolio	8,188	8,188	—
SVS Davis Venture Value Portfolio	88,473	—	20,793
SVS Dreman Financial Services Portfolio	59,176	—	13,557
SVS Dreman High Return Equity Portfolio	133,714	—	30,357
SVS Eagle Focused Large Cap Growth Portfolio	71,185	—	17,799
SVS Index 500 Portfolio	137,196	—	42,099
SVS INVESCO Dynamic Growth Portfolio	98,193	—	24,100
SVS Janus Growth and Income Portfolio	73,094	—	18,002
SVS Janus Growth Opportunities Portfolio	64,004	—	14,898
SVS MFS Strategic Value Portfolio	84,107	—	—
SVS Oak Strategic Equity Portfolio	58,218	—	13,091
SVS Turner Mid Cap Growth Portfolio	99,561	—	21,798

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, SISC, receives a fee (“Distribution Service Fee”) of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2004, the Distribution Service Fee was as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Unpaid at December 31, 2004 ($)
Scudder Aggressive Growth Portfolio	12,985	—	1,331
Scudder Blue Chip Portfolio	67,530	—	7,396
Scudder Conservative Income Strategy Portfolio	604	604	—
Scudder Fixed Income Portfolio	175,814	—	16,456
Scudder Global Blue Chip Portfolio	23,461	—	2,556
Scudder Government & Agency Securities Portfolio	112,953	—	10,300
Scudder Growth Portfolio	29,642	—	3,276
Scudder Growth & Income Strategy Portfolio	15,635	15,635	—
Scudder Growth Strategy Portfolio	18,496	18,496	—
Scudder High Income Portfolio	116,895	—	11,765
Scudder Income & Growth Strategy Portfolio	6,354	6,354	—
Scudder International Select Equity Portfolio	78,650	—	9,313
Scudder Large Cap Value Portfolio	81,071	—	8,287
Scudder Mercury Large Cap Core Portfolio	229	229	—
Scudder Money Market Portfolio	157,184	—	11,738
Scudder Small Cap Growth Portfolio	55,527	—	5,777
Scudder Strategic Income Portfolio	39,636	—	3,876
Scudder Technology Growth Portfolio	34,701	—	3,348
Scudder Templeton Foreign Value Portfolio	846	743	—
Scudder Total Return Portfolio	66,432	—	6,595
SVS Davis Venture Value Portfolio	121,863	—	13,276
SVS Dreman Financial Services Portfolio	34,738	—	3,504
SVS Dreman High Return Equity Portfolio	230,719	—	23,607
SVS Dreman Small Cap Value Portfolio	128,313	—	13,939
SVS Eagle Focused Large Cap Growth Portfolio	60,991	—	6,510
SVS Focus Value+Growth Portfolio	22,563	—	2,275
SVS Index 500 Portfolio	128,429	—	14,996
SVS INVESCO Dynamic Growth Portfolio	14,375	—	1,359
SVS Janus Growth and Income Portfolio	53,141	—	5,521
SVS Janus Growth Opportunities Portfolio	17,186	—	1,709
SVS MFS Strategic Value Portfolio	59,488	—	—
SVS Oak Strategic Equity Portfolio	42,282	—	4,373
SVS Turner Mid Cap Growth Portfolio	46,764	—	4,752

Trustees’ Fees and Expenses. The portfolios pay each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the portfolios may invest in the Scudder Cash Management QP Trust (the “QP Trust”) and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Expense Reductions

For the year ended December 31, 2004, the Advisor agreed to reimburse the Portfolios which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider in the following amounts:

Portfolio	Amount ($)
Scudder Aggressive Growth Portfolio	1,090
Scudder Blue Chip Portfolio	2,838
Scudder Fixed Income Portfolio	2,780
Scudder Global Blue Chip Portfolio	1,159
Scudder Government & Agency Securities Portfolio	3,370
Scudder Growth Portfolio	3,025
Scudder High Income Portfolio	3,853
Scudder Income & Growth Strategy Portfolio	1,273
Scudder International Select Equity Portfolio	2,084
Scudder Large Cap Value Portfolio	3,005
Scudder Money Market Portfolio	3,903
Scudder Small Cap Growth Portfolio	2,359
Scudder Strategic Income Portfolio	1,248
Scudder Technology Growth Portfolio	2,420
Scudder Total Return Portfolio	5,835
SVS Davis Venture Value Portfolio	2,965
SVS Dreman Financial Services Portfolio	1,865
SVS Dreman High Return Equity Portfolio	6,773
SVS Dreman Small Cap Value Portfolio	4,133
SVS Eagle Focused Large Cap Growth Portfolio	1,493
SVS Focus Value+Growth Portfolio	1,595
SVS Index 500 Portfolio	3,377
SVS INVESCO Dynamic Growth Portfolio	951
SVS Janus Growth and Income Portfolio	2,213
SVS Janus Growth Opportunities Portfolio	1,698
SVS MFS Strategic Value Portfolio	941
SVS Oak Strategic Equity Portfolio	1,351
SVS Turner Mid Cap Growth Portfolio	1,633

In addition, the portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the portfolios’ expenses. During the year ended December 31, 2004, the portfolios’ custodian fees were reduced under these arrangements as follows:

Portfolio	Amount ($)
Scudder Aggressive Growth Portfolio	228
Scudder Blue Chip Portfolio	96
Scudder Fixed Income Portfolio	1,290
Scudder Government & Agency Securities Portfolio	607
Scudder Growth Portfolio	18
Scudder High Income Portfolio	5,056
Scudder Large Cap Value Portfolio	29
Scudder Mercury Large Cap Core Portfolio	18
Scudder Money Market Portfolio	477
Scudder Small Cap Growth Portfolio	225
Scudder Strategic Income Portfolio	769
Scudder Technology Growth Portfolio	190
Scudder Total Return Portfolio	982
SVS Davis Venture Value Portfolio	80
SVS Dreman Financial Services Portfolio	31
SVS Dreman High Return Equity Portfolio	36
SVS Dreman Small Cap Value Portfolio	2,577
SVS Eagle Focused Large Cap Growth Portfolio	57
SVS Focus Value+Growth Portfolio	28
SVS Index 500 Portfolio	69
SVS INVESCO Dynamic Growth Portfolio	57
SVS Janus Growth and Income Portfolio	56
SVS Janus Growth Opportunities Portfolio	30
SVS MFS Strategic Value Portfolio	28
SVS Oak Strategic Equity Portfolio	14
SVS Turner Mid Cap Growth Portfolio	52

G. Forward Foreign Currency Exchange Contracts

As of December 31, 2004, the following portfolios had entered into the following forward foreign currency exchange contracts resulting in the following:

Scudder High Income Portfolio

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
EUR	2,228,993	USD	2,735,509	3/9/2005	$(296,355)
EUR	988,923	USD	1,277,535	3/9/2005	(67,593)
EUR	4,836,637	USD	6,107,888	3/9/2005	(470,879)
EUR	155,813	USD	207,473	5/27/2005	(4,773)
MXN	14,499,776	USD	1,240,211	3/9/2005	(45,005)

Total unrealized depreciation					$(884,605)

Scudder Strategic Income Portfolio

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)

USD	184,193	EUR	146,000	1/25/2005	$14,290
USD	294,869	EUR	396,257	1/27/2005	4,616
USD	92,053	EUR	73,000	1/27/2005	7,190
USD	170,883	EUR	134,000	1/27/2005	11,289
USD	159,960	EUR	120,000	1/27/2005	3,179
USD	137,120	MXN	1,560,000	1/27/2005	2,161
USD	130,000	RUB	3,711,500	1/27/2005	3,934
USD	110,000	TRL	177,760,000,000	1/27/2005	67,760
USD	100,000	TRL	149,800,000,000	1/27/2005	49,800
USD	121,954	TRL	180,794,000,000	1/27/2005	58,839
USD	130,000	TWD	4,192,500	1/27/2005	2,456
USD	115,192	ARS	345,000	1/27/2005	1,460
USD	235,000	BRL	716,162	1/28/2005	31,083

Total unrealized appreciation					$258,057

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
EUR	1,839,002	USD	2,256,455	1/21/2005	$(243,560)
EUR	823,877	USD	1,099,999	1/21/2005	(19,855)
GBP	1,019,863	USD	1,810,257	1/21/2005	(144,887)
EUR	1,400,000	USD	1,766,100	1/27/2005	(137,193)
EUR	110,000	USD	140,307	1/27/2005	(9,237)
EUR	37,590	USD	50,000	1/27/2005	(1,103)
MXN	1,144,040	USD	97,982	1/27/2005	(4,161)
MXN	1,799,920	USD	160,000	1/27/2005	(702)
MXN	2,928,328	USD	260,000	1/27/2005	(1,449)
TRL	330,594,000,000	USD	211,851	1/27/2005	(118,743)
TRL	177,760,000,000	USD	109,256	1/27/2005	(68,504)
BRL	384,670	USD	130,000	1/28/2005	(12,920)
BRL	331,492	USD	119,113	1/28/2005	(4,049)
EUR	139,576	USD	171,293	3/9/2005	(18,558)
EUR	19,412	USD	23,799	3/9/2005	(2,605)
EUR	52,001	USD	63,129	3/9/2005	(7,602)
EUR	51,657	USD	63,616	3/9/2005	(6,648)
EUR	51,667	USD	64,042	3/9/2005	(6,235)
EUR	56,094	USD	68,996	3/9/2005	(7,303)
EUR	22,386	USD	28,456	3/9/2005	(1,994)
EUR	54,251	USD	69,108	3/9/2005	(4,683)
EUR	14,880	USD	19,140	3/9/2005	(1,099)
EUR	115,504	USD	149,213	3/9/2005	(7,895)
EUR	21,379	USD	27,870	3/9/2005	(1,210)
EUR	15,341	USD	20,370	3/9/2005	(497)
EUR	13,174	USD	17,730	3/9/2005	(190)
MXN	1,111,737	USD	94,907	3/9/2005	(3,634)
MXN	78,094	USD	6,622	3/9/2005	(300)
MXN	85,204	USD	7,508	3/9/2005	(44)
EUR	15,582	USD	20,748	5/27/2005	(477)

Total unrealized depreciation					$(837,337)

Scudder Total Return Portfolio

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
AUD	760,000	NZD	834,998	1/27/2005	$3,475
NZD	853,230	AUD	798,000	1/27/2005	18,700
EUR	469,000	USD	623,796	1/27/2005	13,808
USD	1,861,234	JPY	191,400,000	1/27/2005	10,181
USD	623,110	JPY	65,100,000	1/27/2005	13,406
AUD	760,000	NZD	834,998	1/27/2005	3,307
USD	1,236,436	SEK	8,500,000	1/27/2005	42,955
EUR	469,856	SEK	4,210,000	1/27/2005	7,652
USD	614,292	TWD	19,900,000	1/27/2005	14,418

Total unrealized appreciation					$127,902

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
NZD	2,619,711	AUD	2,365,000	1/27/2005	$(1,813)
EUR	147,700	USD	194,392	1/27/2005	(6,406)
EUR	45,108	USD	60,000	1/27/2005	(1,324)
EUR	469,859	SEK	4,210,000	1/27/2005	(12,744)
EUR	460,000	USD	611,101	1/27/2005	(14,267)
GBP	330,000	USD	610,566	1/27/2005	(21,798)
JPY	64,000,000	USD	621,661	1/27/2005	(4,099)
MXN	2,294,000	USD	201,502	1/27/2005	(3,313)
NZD	2,619,710	AUD	2,365,000	1/27/2005	(34,648)
NZD	853,230	AUD	798,000	1/27/2005	(8,889)
EUR	231,151	USD	298,612	3/9/2005	(15,799)
EUR	442,689	USD	574,818	3/9/2005	(27,325)
EUR	20,520	USD	26,168	3/9/2005	(1,744)
MXN	26,990,237	USD	2,319,945	3/9/2005	(72,386)
EUR	25,969	USD	34,579	5/27/2005	(796)

Total unrealized depreciation					$(227,351)

SVS Janus Growth and Income Portfolio

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
CHF	800,000	USD	641,849	4/15/2005	$(65,587)
CHF	925,000	USD	735,996	4/15/2005	(81,977)
CHF	180,000	USD	154,089	4/15/2005	(5,083)
EUR	915,000	USD	1,126,914	4/15/2005	(118,433)
EUR	325,000	USD	409,841	4/15/2005	(32,495)

Total unrealized depreciation					$(303,575)

Currency Abbreviations:

ARS	Argentine Peso	JPY	Japanese Yen
BRL	Brazilian Real	MXN	Mexican Peso
CHF	Swiss Franc	RUB	Russian Ruble
EUR	Euro	TRL	Turkish Lira
GBP	British Pound	USD	United States Dollar
AUD	Australian Dollar	SEK	Swedish Krona
TWD	Taiwanese Dollar	NZD	New Zealand Dollar

H. Ownership of the Portfolios

At December 31, 2004, the beneficial ownership in the portfolios was as follows:

Scudder Aggressive Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 64% and 32%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 86% and 14%.

Scudder Blue Chip Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 54% and 38%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 82% and 18%.

Scudder Conservative Income Strategy Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 53% and 42%.

Scudder Fixed Income Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 40% and 38%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 85%.

Scudder Global Blue Chip Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 57% and 41%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 74% and 26%.

Scudder Government & Agency Securities Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 43%, 31% and 19%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 89%.

Scudder Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 47%, 28% and 21%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 83% and 16%.

Scudder Growth & Income Strategy Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 80% and 21%.

Scudder Growth Strategy Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 84% and 16%.

Scudder High Income Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 38%, 32% and 27%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 84% and 16%.

Scudder Income & Growth Strategy Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 70% and 30%.

Scudder International Select Equity Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 38%, 30% and 29%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 67% and 33%.

Scudder Large Cap Value Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 43%, 37% and 17%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 84% and 16%.

Scudder Mercury Large Cap Core Portfolio: One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class A shares of the Portfolio, owning 100%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 53% and 47%.

Scudder Money Market Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 41%, 35% and 22%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 61% and 34%.

Scudder Small Cap Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 42%, 28% and 26%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 87%.

Scudder Strategic Income Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 48% and 48%. Two Participating Insurance Companies were owners of record of 10% or more of the outstanding Class B shares of the Portfolio, each owning 72% and 28%.

Scudder Technology Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 60% and 35%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 83% and 16%.

Scudder Templeton Foreign Value Portfolio: One Participating Insurance Company was owner of record of 10% or more of the total outstanding Class A shares of the Portfolio, owning 100%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 93%.

Scudder Total Return Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 48%, 32% and 19%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 80% and 19%.

SVS Davis Venture Value Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 75% and 24%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 77% and 22%.

SVS Dreman Financial Services Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 55% and 42%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 81% and 19%.

SVS Dreman High Return Equity Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 67% and 29%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 87% and 12%.

SVS Dreman Small Cap Value Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 55%, 30% and 13%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 81% and 15%.

SVS Eagle Focused Large Cap Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 68% and 26%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 88%.

SVS Focus Value+Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 50%, 34% and 14%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 89% and 11%.

SVS Index 500 Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 67% and 31%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 85% and 15%.

SVS INVESCO Dynamic Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 80% and 20%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 91%.

SVS Janus Growth and Income Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 69% and 30%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 86% and 14%.

SVS Janus Growth Opportunities Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 69% and 31%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 92%.

SVS MFS Strategic Value Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 60% and 20%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 87% and 13%.

SVS Oak Strategic Equity Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 80% and 20%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 84% and 11%.

SVS Turner Mid Cap Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, owning 81% and 19%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 85% and 15%.

I. Line of Credit

The Trust and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The facility borrowing limit for each portfolio is as follows:

Portfolio	Facility Borrowing Limit
Scudder Aggressive Growth Portfolio	33%
Scudder Blue Chip Portfolio	33%
Scudder Fixed Income Portfolio	33%
Scudder Global Blue Chip Portfolio	33%
Scudder Government & Agency Securities Portfolio	33%
Scudder Growth Portfolio	33%
Scudder High Income Portfolio	33%
Scudder International Select Equity Portfolio	33%
Scudder Large Cap Value Portfolio	33%
Scudder Money Market Portfolio	33%
Scudder Small Cap Growth Portfolio	33%
Scudder Strategic Income Portfolio	33%
Scudder Technology Growth Portfolio	5%
Scudder Total Return Portfolio	33%
SVS Davis Venture Value Portfolio	33%
SVS Dreman Financial Services Portfolio	33%
SVS Dreman High Return Equity Portfolio	33%
SVS Dreman Small Cap Value Portfolio	33%
SVS Eagle Focused Large Cap Growth Portfolio	33%
SVS Focus Value+Growth Portfolio	33%
SVS Index 500 Portfolio	33%
SVS INVESCO Dynamic Growth Portfolio	33%
SVS Janus Growth and Income Portfolio	33%
SVS Janus Growth Opportunities Portfolio	33%
SVS MFS Strategic Value Portfolio	33%
SVS Oak Strategic Equity Portfolio	33%
SVS Turner Mid Cap Growth Portfolio	33%

J. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

K. Payments Made by Affiliates

During the year ended December 31, 2004, the Advisor fully reimbursed the Government and Agency Securities Portfolio $2,420 for losses incurred in violation of investment restrictions.

L. Fund Mergers

On January 20, 2005, the Board of the following Acquired Portfolios approved, in principle, the merger of the Acquiring Portfolio into the Acquired Portfolio, a Scudder fund managed by the same portfolio management team.

Completion of the merger is subject to a number of conditions, including final approval by the Portfolio’s Board and approval by the shareholders of the Portfolio at a shareholder meeting expected to be held within approximately the next five months.

Acquired Portfolios	Acquiring Portfolios
SVS Focus Value+Growth Portfolio	SVSI Growth and Income Portfolio
Scudder Growth Portfolio	SVSI Capital Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Scudder Variable Series II:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Scudder Variable Series II (the “Trust”) comprising the Scudder Aggressive Growth, Scudder Blue Chip, Scudder Conservative Income Strategy, Scudder Fixed Income, Scudder Global Blue Chip, Scudder Government & Agency Securities (formerly, Scudder Government Securities), Scudder Growth, Scudder Growth & Income Strategy, Scudder Growth Strategy, Scudder High Income, Scudder Income & Growth Strategy, Scudder International Select Equity, Scudder Large Cap Value (formerly, Scudder Contrarian Value), Scudder Mercury Large Cap Core, Scudder Money Market, Scudder Small Cap Growth, Scudder Strategic Income, Scudder Technology Growth, Scudder Templeton Foreign Value, Scudder Total Return, SVS Davis Venture Value, SVS Dreman Financial Services, SVS Dreman High Return Equity, SVS Dreman Small Cap Value, SVS Eagle Focused Large Cap Growth, SVS Focus Value+Growth, SVS Index 500, SVS INVESCO Dynamic Growth, SVS Janus Growth and Income, SVS Janus Growth Opportunities, SVS MFS Strategic Value, SVS Oak Strategic Equity, and SVS Turner Mid Cap Growth Portfolios (collectively, the “portfolios”) as of December 31, 2004, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Scudder Variable Series II at December 31, 2004, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 15, 2005

Tax Information (Unaudited)

The following portfolios paid distributions from net long-term capital gains during the year ended December 31, 2004 as follows:

Portfolio	Distribution Per Share ($)	% Representing 15% Rate Gains
Scudder Fixed Income Portfolio	.08	100
Scudder Strategic Income Portfolio	.013	100
SVS MFS Strategic Value Portfolio	.004	100

The following portfolios designated as capital gain dividends for its year ended December 31, 2004:

Portfolio	Capital Gain ($)	% Representing 15% Rate Gains
Scudder Fixed Income Portfolio	1,470,000	100
Scudder Government & Agency Securities Portfolio	30,000	100
Scudder Strategic Income Portfolio	270,000	100
SVS Dreman Small Cap Value Portfolio	51,844,000	100
SVS MFS Strategic Value Portfolio	1,427,000	100

For corporate shareholders, the following percentage of income dividends paid during the following portfolios’ fiscal year ended December 31, 2004 qualified for the dividends received deduction:

Portfolio	%
Scudder Blue Chip Portfolio	100
Scudder Global Blue Chip Portfolio	46
Scudder Growth Portfolio	100
Scudder Large Cap Value Portfolio	100
Scudder Total Return Portfolio	53
SVS Davis Venture Value Portfolio	100
SVS Dreman Financial Services Portfolio	100
SVS Dreman High Return Equity Portfolio	100
SVS Dreman Small Cap Value Portfolio	100
SVS Focus Value+Growth Portfolio	100
SVS Index 500 Portfolio	100
SVS MFS Strategic Value Portfolio	100

Scudder International Select Equity Portfolio paid foreign taxes of $537,188 and earned $3,892,991 of foreign source income during the year ended December 31, 2004. Pursuant to Section 853 of the Internal Revenue Code, Scudder International Select Equity Portfolio designates $0.03 per share as foreign taxes paid and $0.20 per share as income earned from foreign sources for the year ended December 31, 2004.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Proxy Voting

A description of the Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the Trust as of December 31, 2004. Each individual’s age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee’s term of office extends until the next shareholder’s meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	86

John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	86

Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	86

Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	86

James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	86

Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	86

Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	86

William McClayton (1945) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	86

Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983-present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).

*  Inception date of the corporation which was the predecessor to the L.L.C.

		145

John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	86

Interested Trustee and Officers2

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	137

Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)	n/a

Charles A. Rizzo[5] (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

John Millette[5] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a

Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

Kevin M. Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a

Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director, Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[3]	Address: 280 Park Avenue, New York, New York

[4]	Address: 345 Park Avenue, New York, New York

[5]	Address: Two International Place, Boston, Massachusetts

[6]	Address: One South Street, Baltimore, Maryland

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

About the Fund’s Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Scudder Variable Series II

•	Scudder Aggressive Growth Portfolio

•	Scudder Blue Chip Portfolio

•	Scudder Fixed Income Portfolio

•	Scudder Global Blue Chip Portfolio

•	Scudder Government & Agency Securities Portfolio

•	Scudder High Income Portfolio

•	Scudder International Select Equity Portfolio

•	Scudder Large Cap Value Portfolio

•	Scudder Money Market Portfolio

•	Scudder Small Cap Growth Portfolio

•	Scudder Strategic Income Portfolio

•	Scudder Technology Growth Portfolio

•	Scudder Total Return Portfolio

•	Scudder Mercury Large Cap Core Portfolio

•	Scudder Templeton Foreign Value Portfolio

•	SVS Davis Venture Value Portfolio

•	SVS Dreman Financial Services Portfolio

•	SVS Dreman High Return Equity Portfolio

•	SVS Dreman Small Cap Value Portfolio

•	SVS Index 500 Portfolio

•	SVS INVESCO Dynamic Growth Portfolio

•	SVS Janus Growth And Income Portfolio

•	SVS Janus Growth Opportunities Portfolio

•	SVS MFS Strategic Value Portfolio

•	SVS Oak Strategic Equity Portfolio

•	SVS Turner Mid Cap Growth Portfolio

Prospectus

May 1, 2005

Class A Shares

This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Portfolios Work

3	Scudder Aggressive Growth Portfolio

8	Scudder Blue Chip Portfolio

12	Scudder Fixed Income Portfolio

17	Scudder Global Blue Chip Portfolio

22	Scudder Government & Agency Securities Portfolio

27	Scudder High Income Portfolio

33	Scudder International Select Equity Portfolio

38	Scudder Large Cap Value Portfolio

43	Scudder Money Market Portfolio

47	Scudder Small Cap Growth Portfolio

52	Scudder Strategic Income Portfolio

58	Scudder Technology Growth Portfolio

63	Scudder Total Return Portfolio

70	Scudder Mercury Large Cap Core Portfolio

74	Scudder Templeton Foreign Value Portfolio

78	SVS Davis Venture Value Portfolio

83	SVS Dreman Financial Services Portfolio

88	SVS Dreman High Return Equity Portfolio

93	SVS Dreman Small Cap Value Portfolio

98	SVS Index 500 Portfolio

102	SVS INVESCO Dynamic Growth Portfolio

107	SVS Janus Growth And Income Portfolio

112	SVS Janus Growth Opportunities Portfolio

117	SVS MFS Strategic Value Portfolio

122	SVS Oak Strategic Equity Portfolio

126	SVS Turner Mid Cap Growth Portfolio

131	Other Policies and Risks

131	Investment Advisor

133	Portfolio Subadvisors

Your Investment in the Portfolios

143	Buying and Selling Shares

144	How the Portfolios Calculate Share Price

145	Distributions

145	Taxes

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Aggressive Growth Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks capital appreciation through the use of aggressive investment techniques.

The portfolio normally invests at least 65% of total assets in equities — mainly common stocks — of US companies. The portfolio can invest in stocks of small, mid-sized and large companies of any market sector and it may invest in initial public offerings (IPOs) and in growth-oriented market sectors, such as the technology sector. In fact, the portfolio’s stock selection methods may at times cause it to invest more than 25% of total assets in a single sector. A sector is made up of numerous industries.

In managing the portfolio, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

The managers also look for companies in growing industries that have innovative products and services, repeat customers and control over costs and prices.

Top-down analysis. The managers consider the economic outlooks for various sectors and industries while looking for those that may benefit from recent or expected changes in the overall business environment.

The managers may favor different types of securities from different industries and companies at different times.

To a limited extent, the managers may seek to take advantage of short-term trading opportunities that result from market volatility. For example, the managers may increase positions in favored companies when prices fall and may sell companies that appear to be fully valued when prices rise.

The managers normally will sell a stock when they believe its price is unlikely to go much higher, its fundamental qualities have changed, other investments offer better opportunities or to adjust their emphasis on a given industry or sector.

The portfolio may lend its investment securities up to 33  1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

3

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stocks perform—in this case, growth stocks. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them. To the extent that it invests in small and/or mid-sized companies, the portfolio will be subject to increased risk because smaller company stocks tend to be more volatile than stocks of larger companies, in part because, among other things, smaller companies tend to be less established than larger companies, often have more limited product lines, and may depend more heavily upon a few key employees. In addition, the valuation of their stocks often depends on future expectations.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may be appropriate for long-term investors who can accept an above-average level of risk to their investment and who are interested in potentially higher returns.

4

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know. The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

-4.96	-21.76	-30.66	33.99	4.02
2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 23.43%, Q4 2001	Worst Quarter: -25.94%, Q3 2001

2005 Total Return as of March 31: 1.22%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Life of Portfolio*
Portfolio — Class A	4.02	-6.40	0.09
Index 1	6.93	-8.87	-4.09
Index 2	10.88	-2.30	-0.21

Index 1: The Russell 3000 Growth Index is an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 Index.

Index 2: The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*	Since 5/1/99. Index comparisons begin 4/30/99.

In the bar chart, total returns for 2000, and in 2003 and 2004 would have been lower if operating expenses hadn’t been reduced.

In the table, total returns from inception through 2000, and in 2003 and 2004, would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

5

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.75%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.27

Total Annual Operating Expenses	1.02

Less Expense Waiver/Reimbursement*	0.07

Net Annual Operating Expenses*	0.95

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Aggressive Growth Portfolio to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$97	$318	$556	$1,242

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Samuel A. Dedio

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1999 after eight years of experience as analyst at Ernst & Young, LLP, Evergreen Asset Management and Standard & Poor’s Corp.

•	Portfolio manager for US small- and mid-cap equity and senior small-cap analyst for technology.

•	Joined the portfolio in 2002.

•	BA, William Paterson University; MS, American University, Kogod School of Business.

Robert S. Janis

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 2004 and the portfolio in 2005.

•	Co-Lead Portfolio Manager for US Micro, Small and Mid Cap Equity: New York.

•	Previously, 19 years of investment industry experience, including portfolio manager for Small/Mid Cap Equity at Credit Suisse Asset Management (or at its predecessor, Warburg Pincus Asset Management) and senior research analyst at US Trust Company of New York.

•	BA, MBA, The Wharton School, University of Pennsylvania.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

6

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Aggressive Growth Portfolio — Class A

Years Ended December 31,	2004		2003		2002	2001	2000^[a]
Selected Per Share Data
Net asset value, beginning of period	$9.46		$7.06		$10.22	$13.20	$13.99
Income (loss) from investment operations:
Net investment income (loss)^[b]	(.01)		(.05)		(.01)	.06	.18
Net realized and unrealized gain (loss) on investment transactions	.39		2.45		(3.11)	(2.92)	(.87)

Total from investment operations	.38		2.40		(3.12)	(2.86)	(.69)

Less distributions from:
Net investment income	—		—		(.04)	(.12)	—
Net realized gains on investment transactions	—		—		—	—	(.10)

Total distributions	—		—		(.04)	(.12)	(.10)

Net asset value, end of period	$9.84		$9.46		$7.06	$10.22	$13.20

Total Return (%)	4.02	^[c]	33.99	^[c]	(30.66)	(21.76)	(4.96)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53		56		44	71	66
Ratio of expenses before expense reductions (%)	1.02		.98		.81	.86	.95
Ratio of expenses after expense reductions (%)	.95		.95		.81	.86	.94
Ratio of net investment income (loss) (%)	(.11)		(.57)		(.19)	.58	1.22
Portfolio turnover rate (%)	103		91		71	42	103

^[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^[b]	Based on average shares outstanding during the period.

^[c]	Total return would have been lower had certain expenses not been reduced.

7

Scudder Blue Chip Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of March 31, 2005, the S&P 500 Index had a median market capitalization of $10.82 billion) and that the portfolio managers consider to be “blue chip” companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

The portfolio managers look for “blue chip” companies whose stock price is attractive relative to potential growth. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company’s stock price relative to the company’s earnings, operating trends, market outlook and other measures of performance potential.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers.

The managers will normally sell a stock when the managers believe its fundamental factors have changed, other investments offer better opportunities or in the case of adjusting the portfolio’s emphasis on or within a given industry.

The portfolio may lend its investment securities up to 33  1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

8

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters;

•	growth stocks may be out of favor for certain periods; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors with long-term goals who are interested in a core stock investment may be interested in this portfolio.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

13.84	25.24	-7.84	-15.81	-22.11	27.25	16.04
1998	1999	2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 18.26%, Q4 1998	Worst Quarter: -17.43%, Q3 2001

2005 Total Return as of March 31: -0.22%

9

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Life of Portfolio*
Portfolio — Class A	16.04	-2.25	4.67
Index	11.40	-1.76	7.53

Index: The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.

*	Since 5/1/97. Index comparison begins 4/30/97.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.65%
Distribution/ Service (12b-1) Fee	None
Other Expenses	0.05

Total Annual Operating Expenses*	0.70

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Blue Chip Portfolio to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$72	$224	$390	$871

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

10

The following people handle the day-to-day management of the portfolio:

Janet Campagna

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1999 and the portfolio in 2003.

•	Head of global and tactical asset allocation.

•	Investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999.

•	Over 16 years of investment industry experience.

•	BS, Northeastern University; Master’s degree in Social Science, California Institute of Technology; Ph.D in Political Science, University of California at Irvine.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income and derivative securities at J.P. Morgan.

•	Senior portfolio manager for Multi Asset Class Quantitative Strategies: New York.

•	Joined the portfolio in 2003.

•	BS, The Wharton School, University of Pennsylvania.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Blue Chip Portfolio — Class A

Years Ended December 31,	2004	2003	2002	2001	2000^[a]
Selected Per Share Data
Net asset value, beginning of period	$11.84	$9.37	$12.07	$14.41	$15.69
Income (loss) from investment operations:
Net investment income (loss)^[b]	.13	.08	.07	.05	.07
Net realized and unrealized gain (loss) on investment transactions	1.76	2.45	(2.73)	(2.33)	(1.29)

Total from investment operations	1.89	2.53	(2.66)	(2.28)	(1.22)

Less distributions from:
Net investment income	(.08)	(.06)	(.04)	(.06)	(.06)

Net asset value, end of period	$13.65	$11.84	$9.37	$12.07	$14.41

Total Return (%)	16.04	27.25	(22.11)	(15.81)	(7.84)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	283	242	174	240	228
Ratio of expenses (%)	.70	.71	.69	.69	.71
Ratio of net investment income (loss) (%)	1.08	.82	.65	.42	.44
Portfolio turnover rate (%)	249	182	195	118	86

^[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^[b]	Based on average shares outstanding during the period.

11

Scudder Fixed Income Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks high current income. The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The portfolio may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the portfolio’s investment objective are not readily available for purchase. The portfolio’s investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the portfolio, the managers generally use a “bottom-up” approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed-income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the portfolio’s investment process. In selecting individual securities for investment, the portfolio managers:

•	assign a relative value, based on creditworthiness, cash flow and price, to each bond;

•	determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

•	use credit analysis to determine the issuer’s ability to pay interest and repay principal on its bonds; and

•	subordinate sector weightings to individual bonds that may add above-market value.

The portfolio may lend its investment securities up to 33  1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Other Investments

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

12

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio’s duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio’s investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

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This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

9.04	7.93	-2.06	9.90	5.71	8.01	5.13	4.53
1997	1998	1999	2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 4.14%, Q3 2002	Worst Quarter: -2.36%, Q2 2004

2005 Total Return as of March 31: -0.26%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Life of Portfolio*
Portfolio — Class A	4.53	6.64	5.92
Index	4.34	7.71	7.14

Index: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

*	Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.60%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.06

Total Annual Operating Expenses*	0.66

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one-year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Fixed Income Portfolio to 0.80%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

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Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$67	$211	$368	$822

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. The team is led by six senior portfolio managers who have final authority over all aspects of the portfolio’s investment strategy for their particular sector area of expertise. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Gary W. Bartlett, CFA

Managing Director of Deutsche Asset Management and Co-Lead Manager of the portfolio.

•	Joined Deutsche Asset Management in 1992 and the portfolio in 2002.

•	Began investment career in 1982.

•	BA, Bucknell University; MBA, Drexel University.

J. Christopher Gagnier

Managing Director of Deutsche Asset Management and Co-Lead Manager of the portfolio.

•	Joined Deutsche Asset Management in 1997 and the portfolio in 2002.

•	Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

•	Began investment career in 1979.

•	BS, The Wharton School, University of Pennsylvania; MBA, University of Chicago.

Warren S. Davis

Managing Director of Deutsche Asset Management and Co-Lead Manager of the portfolio.

•	Joined Deutsche Asset Management in 1995 and the portfolio in 2002.

•	Began investment career in 1985.

•	BS, Pennsylvania State University; MBA, Drexel University.

Daniel R. Taylor, CFA

Managing Director of Deutsche Asset Management and Co-Lead Manager of the portfolio.

•	Joined Deutsche Asset Management in 1998 and the portfolio in 2002.

•	Prior to that, fixed income portfolio manager, asset-backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1992 to 1998.

•	BS, Villanova University.

Thomas J. Flaherty

Managing Director of Deutsche Asset Management and Co-Lead Manager of the portfolio.

•	Joined Deutsche Asset Management in 1995 and the portfolio in 2002.

•	Began investment career in 1984.

•	BA, SUNY-Stony Brook.

Timothy C. Vile, CFA

Managing Director of Deutsche Asset Management and Co-Lead Manager to the portfolio.

•	Joined Deutsche Asset Management in 1991.

•	Prior to that, portfolio manager for fixed-income portfolios at Equitable Capital Management.

•	Portfolio manager for Core Fixed Income and Global Aggregate Fixed Income.

•	Joined the portfolio in 2004.

•	BA, Susquehanna University.

William T. Lissenden

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 2002 and the portfolio in 2003.

•	Prior to that, fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities, national sales manager for fixed income securities at Prudential Securities and institutional sales professional at several firms including Prudential, Goldman Sachs and Merrill Lynch.

•	BS, St. Peter’s College; MBA, Baruch College.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

15

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Fixed Income Portfolio — Class A

Years Ended December 31,	2004		2003		2002	2001^[a]	2000^[b]
Selected Per Share Data
Net asset value, beginning of period	$12.16		$11.98		$11.48	$11.45	$11.00
Income from investment operations:
Net investment income^[c]	.50		.45		.53	.62	.69
Net realized and unrealized gain (loss) on investment transactions	.05		.14		.37	.01	.36

Total from investment operations	.55		.59		.90	.63	1.05

Less distributions from:
Net investment income	(.43)		(.41)		(.40)	(.60)	(.60)
Net realized gains on investment transactions	(.21)		—		—	—	—

Total distributions	(.64)		(.41)		(.40)	(.60)	(.60)

Net asset value, end of period	$12.07		$12.16		$11.98	$11.48	$11.45

Total Return (%)	4.53		5.13		8.01	5.71	9.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	210		201		216	134	78
Ratio of expenses before expense reductions (%)	.66		.66		.65	.64	.68
Ratio of expenses after expense reductions (%)	.66		.66		.65	.64	.67
Ratio of net investment income (loss) (%)	4.18		3.75		4.57	5.46	6.36
Portfolio turnover rate (%)	185	^[d]	229	^[d]	267	176	311

^[a]	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^[c]	Based on average shares outstanding during the period.

^[d]	The portfolio turnover rate including mortgage dollar roll transactions was 204% and 265% for the year ended December 31, 2004 and December 31, 2003, respectively.

16

Scudder Global Blue Chip Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio managers consider to be “blue chip” companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management. Although the portfolio may invest in any country, it primarily focuses on established companies in countries with developed economies (including the US).

In choosing stocks, the portfolio managers look for those blue-chip companies that appear likely to benefit from global economic trends or have promising new technologies or products.

The managers may favor securities from different companies and industries at different times, while still maintaining variety in terms of the companies and industries represented.

The portfolio normally will sell a stock when the managers believe it has reached its fair value, when its fundamental factors have changed or when adjusting its exposure to a given country or industry.

The portfolio may lend its investment securities up to 33  1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

While most of the portfolio’s equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 5% of total assets in junk bonds, (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case US and foreign stock markets. When US and foreign stock prices fall, especially prices of large company stocks, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

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•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.

18

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

26.70	-3.36	-15.48	-15.77	29.13	14.76
1999	2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 18.36%, Q4 1999	Worst Quarter: -16.17%, Q3 2002

2005 Total Return as of March 31: 0.64%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Life of Portfolio*
Portfolio — Class A	14.76	0.39	3.59
Index	14.72	-2.45	2.63

Index: The MSCI World Index is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.

*	Since 5/5/98. Index comparison begins 4/30/98.

In the bar chart, total returns for 1999, 2000 and 2003 would have been lower if operating expenses hadn’t been reduced.

In the table, total returns from inception through 2000 and in 2003 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

19

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	1.00%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.44

Total Annual Operating Expenses*	1.44

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Global Blue Chip Portfolio to 1.56%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$147	$456	$787	$1,724

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Steve M. Wreford, CFA

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 2000 and the portfolio in 2002.

•	Responsible for European Telecommunications Research.

•	Prior to that, five years of experience as a telecommunication and technology equity analyst for CCF International, New York; CCF Charterhouse, London and as a management consultant for KPMG, UK.

•	Chartered Accountant, UK (US CPA equivalent).

•	BSc, Aston University.

Oliver Kratz

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1996 and the portfolio in 2003.

•	Head of global portfolio selection team for Alpha Emerging Markets Equity: New York.

•	Prior to that, two years of experience at Merrill Lynch, Brown Brothers Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities Price Behavior and Valuation; Kluwers Academic Publishers, 1999.

•	BA, Tufts University and Karlova University; MALD and Ph.D, The Fletcher School, administered jointly by Harvard University and Tufts University.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

20

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Global Blue Chip Portfolio — Class A

Years Ended December 31,	2004	2003		2002	2001	2000^[a]
Selected Per Share Data
Net asset value, beginning of period	$10.39	$8.08		$9.64	$11.81	$12.37
Income (loss) from investment operations:
Net investment income (loss)^[b]	.04	.09		.07	.08	.03
Net realized and unrealized gain (loss) on investment transactions	1.48	2.25		(1.57)	(1.90)	(.44)

Total from investment operations	1.52	2.34		(1.50)	(1.82)	(.41)

Less distributions from:
Net investment income	(.13)	(.03)		(.06)	—	—
Net realized gains on investment transactions	—	—		—	(.35)	(.15)

Total distributions	(.13)	(.03)		(.06)	(.35)	(.15)

Net asset value, end of period	$11.78	$10.39		$8.08	$9.64	$11.81

Total Return (%)	14.76	29.13	^[c]	(15.77)	(15.48)	(3.36	)^[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	63	55		43	44	33
Ratio of expenses before expense reductions (%)	1.44	1.48		1.32	1.24	1.78
Ratio of expenses after expense reductions (%)	1.43	1.17		1.32	1.24	1.50
Ratio of net investment income (loss) (%)	.38	1.02		.79	.76	.28
Portfolio turnover rate (%)	81	65		41	52	54

^[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^[b]	Based on average shares outstanding during the period.

^[c]	Total returns would have been lower had certain expenses not been reduced.

21

Scudder Government & Agency Securities Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

•	direct obligations of the US Treasury;

•	securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

•	securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond’s fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond’s attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

The portfolio may lend its investment securities up to 33  1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

22

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio’s duration and reducing the value of such a security. Because the portfolio focuses its investments on mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn’t protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

23

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

18.98	2.56	8.96	7.03	0.68	10.93	7.48	8.05	2.26	3.75
1995	1996	1997	1998	1999	2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995	Worst Quarter: -1.99%, Q1 1996

2005 Total Return as of March 31: -0.10%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	10 Years
Portfolio — Class A	3.75	6.45	6.95
Index	4.35	7.00	7.54

Index: The Lehman Brothers GNMA Index is an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

24

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.55%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.06

Total Annual Operating Expenses	0.61

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$62	$195	$340	$762

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio’s investment strategy. The team is led by co-managers who are responsible for developing the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Sean P. McCaffrey, CFA

Managing Director of Deutsche Asset Management and Co-Manager of the portfolio.

•	Joined Deutsche Asset Management in 1996 after five years of experience as fixed income analyst at Fidelity Investments.

•	Portfolio manager for structured and quantitatively based active investment-grade and enhanced fixed income strategies underlying retail mutual fund and institutional mandates.

•	Head of the Fixed Income Enhanced Strategies & Mutual Funds Team: New York.

•	Joined the portfolio in 2002.

•	BS, Carnegie-Mellon University; MBA, Yale University.

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Co-Manager of the portfolio.

•	Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.

•	Senior Mortgage Backed Portfolio Manager: New York.

•	Joined the portfolio in 2002.

•	BIS, University of Minnesota.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

25

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government & Agency Securities Portfolio — Class A

Years Ended December 31,	2004		2003		2002		2001^[a]	2000^[b]
Selected Per Share Data
Net asset value, beginning of period	$12.54		$12.84		$12.32		$11.96	$11.56
Income from investment operations:
Net investment income^[c]	.44		.31		.62		.61	.75
Net realized and unrealized gain (loss) on investment transactions	.03		(.04)		.35		.25	.45

Total from investment operations	.47		.27		.97		.86	1.20

Less distributions from:
Net investment income	(.35)		(.35)		(.45)		(.50)	(.80)
Net realized gain on investment transactions	(.11)		(.22)		—		—	—

Total distributions	(.46)		(.57)		(.45)		(.50)	(.80)

Net asset value, end of period	$12.55		$12.54		$12.84		$12.32	$11.96

Total Return (%)	3.75	^[e]	2.26		8.05		7.48	10.93
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	280		347		551		305	152
Ratio of expenses (%)	.61		.61		.59		.60	.61
Ratio of net investment income (loss) (%)	3.59		2.50		4.96		5.06	6.60
Portfolio turnover rate (%)	226	^[d]	511	^[d]	534	^[d]	334	173

^[a]	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, gain/losses on paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^[c]	Based on average shares outstanding during the period.

^[d]	The portfolio turnover rate including mortgage dollar roll transactions was 391%, 536% and 651% for the periods ended December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

^[e]	Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

26

Scudder High Income Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes risk-adjusted relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using primarily a “bottom-up” approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:

•	analyzes economic conditions for improving or undervalued sectors and industries;

•	uses independent credit research and on-site management visits to evaluate individual issuers’ debt service, growth rate, and both downgrade and upgrade potential;

•	assesses new issues versus secondary market opportunities; and

•	seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio’s average portfolio maturity may vary and may be shortened by certain of the portfolio’s securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

The portfolio may lend its investment securities up to 33  1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

27

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio’s duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

28

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

29

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices vary over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

17.40	14.06	11.61	1.45	2.15	-8.68	2.63	-0.30	24.62	12.42
1995	1996	1997	1998	1999	2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 8.59%, Q2 2003	Worst Quarter: -6.66%, Q3 1998

2005 Total Return as of March 31: -0.91%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	10 Years
Portfolio — Class A	12.42	5.53	7.32
Index	11.95	8.17	8.62

Index: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

30

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.60%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.06

Total Annual Operating Expenses	0.66

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$67	$211	$368	$822

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Lead Manager of the portfolio.

•	Joined Deutsche Asset Management in 1998 and the portfolio in 2002.

•	Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998.

•	Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

•	BA, University of Vermont.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

31

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder High Income Portfolio — Class A

Years Ended December 31,	2004	2003	2002	2001^[a]	2000^[b]
Selected Per Share Data
Net asset value, beginning of period	$8.43	$7.40	$8.13	$9.16	$11.46
Income (loss) from investment operations:
Net investment income^[c]	.67	.67	.75	.84	1.14
Net realized and unrealized gain (loss) on investment transactions	.31	1.03	(.74)	(.59)	(2.04)

Total from investment operations	.98	1.70	.01	.25	(.90)

Less distributions from:
Net investment income	(.63)	(.67)	(.74)	(1.28)	(1.40)

Net asset value, end of period	$8.78	$8.43	$7.40	$8.13	$9.16

Total Return (%)	12.42	24.62	(.30)	2.63	(8.68)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	393	413	329	335	309
Ratio of expenses (%)	.66	.67	.66	.70	.68
Ratio of net investment income (%)	8.11	8.62	10.07	9.89	11.23
Portfolio turnover rate (%)	162	165	138	77	54

^[a]	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^[c]	Based on average shares outstanding during the period.

32

Scudder International Select Equity Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics.

The portfolio primarily invests in the countries that make up the MSCI EAFEr Index. The MSCI EAFEr Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the portfolio’s assets will be invested in securities that are represented in the MSCI EAFEr Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

As of March 31, 2005, the MSCI EAFEr Index has a median market capitalization of approximately $4.72 billion. Under normal market conditions, the portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

The portfolio managers seek to identify a focused list of approximately 35 to 50 companies that offer, in their opinion, the greatest upside potential on a rolling 12-month view. The portfolio managers use an entirely bottom-up approach, with no active allocation among countries, regions or industries.

The portfolio managers’ process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFEr Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio managers set a target price objective (the portfolio managers’ opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The portfolio managers apply a strict buy and sell strategy. The top 35 to 50 stocks in the ranking are purchased for the portfolio. Stocks are sold when they meet their target price objectives or when the portfolio managers revise price objectives downward. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

The portfolio may lend its investment securities up to 33  1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. The portfolio may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the portfolio will not hold more than 15% of its net assets in emerging markets.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio managers may use these and other types of derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

33

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform — in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

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Futures and Options. Although not one of its principal investment strategies, the portfolio may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

•	the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

•	derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

•	the risk that the portfolio cannot sell the derivative because of an illiquid secondary market; and

•	futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio’s current policies had been in effect.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

12.83	16.49	9.46	10.02	45.71	-20.49	-24.43	-13.48	29.83	18.25
1995	1996	1997	1998	1999	2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 31.03%, Q4 1999	Worst Quarter: -17.32%, Q3 1998

2005 Total Return as of March 31: -1.13%

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Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	10 Years
Portfolio — Class A	18.25	-4.41	6.29
Index 1	21.26	-0.30	5.89
Index 2	20.25	-1.13	5.62

Index 1: The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Market Free Index) is an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.

Index 2: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.75%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.14

Total Annual Operating Expenses	0.89

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual portfolios. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$91	$284	$493	$1,096

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio’s overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

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Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor to the portfolio. The following people handle the day-to-day management of the portfolio:

Alex Tedder

Managing Director of Deutsche Asset Management and Lead Manager of the portfolio.

•	Joined Deutsche Asset Management in 1994 and the portfolio in 2002.

•	Previously, four years of experience managing European equities and responsible for the insurance sector at Schroder Investment Management.

•	Head of International Select Equity strategy; portfolio manager and analyst for Core EAFE strategy: London.

•	MA, Freiburg University.

Matthias Knerr, CFA

Director, Deutsche Asset Management and Manager of the portfolio

•	Joined Deutsche Asset Management in 1995 and the portfolio in 2004.

•	Portfolio manager for EAFE Equities and Global Equities.

•	BS, Pennsylvania State University.

Sangita Uberoi, CFA

Director, Deutsche Asset Management and Manager of the portfolio

•	Joined Deutsche Asset Management in 1994 and the portfolio in 2004.

•	Portfolio manager for EAFE Equities.

•	Previous experience includes two years in equity research and investments at Lehman Brothers and Smith Barney.

•	BA, Tufts University.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio’s current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder International Select Equity Portfolio — Class A

Years Ended December 31,	2004	2003	2002	2001	2000^[a]
Selected Per Share Data
Net asset value, beginning of period	$10.18	$7.96	$9.24	$14.73	$21.45
Income (loss) from investment operations:
Net investment income (loss)^[b]	.17	.10	.12	.05	.08
Net realized and unrealized gain (loss) on investment transactions	1.67	2.23	(1.36)	(3.46)	(3.90)

Total from investment operations	1.84	2.33	(1.24)	(3.41)	(3.82)

Less distributions from:
Net investment income	(.11)	(.11)	(.04)	(.10)	—
Net realized gains on investment transactions	—	—	—	(1.98)	(2.90)

Total distributions	(.11)	(.11)	(.04)	(2.08)	(2.90)

Net asset value, end of period	$11.91	$10.18	$7.96	$9.24	$14.73

Total Return (%)	18.25	29.83	(13.48)	(24.43)	(20.49)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	184	147	120	121	179
Ratio of expenses (%)	.89	.94	.85	.92	.84
Ratio of net investment income (loss) (%)	1.58	1.17	1.46	.44	.47
Portfolio turnover rate (%)	88	139	190	145	87

^[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^[b]	Based on average shares outstanding during the period.

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Scudder Large Cap Value Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of March 31, 2005, the Russell 1000 Value Index had a median market capitalization of $4.50 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company’s stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio’s emphasis on a given industry.

The portfolio may lend its investment securities up to 33  1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio may invest up to 20% of total assets in foreign securities. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

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Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the portfolio’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

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Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

30.38	19.26	-10.21	16.13	1.87	-14.98	32.60	10.07
1997	1998	1999	2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 18.86%, Q2 2003	Worst Quarter: -19.06%, Q3 2002

2005 Total Return as of March 31: -1.65%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Life of Portfolio*
Portfolio — Class A	10.07	7.98	10.65
Index	16.49	5.27	11.09

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*	Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

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How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.75%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.05

Total Annual Operating Expenses*	0.80

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Large Cap Value Portfolio to 0.80%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$82	$255	$444	$990

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio’s investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Thomas F. Sassi

Managing Director of Deutsche Asset Management and Lead Manager of the portfolio.

•	Joined Deutsche Asset Management in 1996 and the portfolio in 1997.

•	Over 32 years of investment industry experience.

•	BBA, MBA, Hofstra University.

Steve Scrudato, CFA

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 2000 as a portfolio specialist, Large Cap Value: New York.

•	Prior to that, 11 years of experience as a product specialist and client service executive at Dreyfus Investment Advisors and various investment consulting and manager research positions at Diversified Investment Advisors and PaineWebber.

•	Joined the portfolio in 2004.

•	BA, Moravian College.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

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Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Large Cap Value Portfolio — Class A

Years Ended December 31,	2004	2003	2002	2001	2000^[a]
Selected Per Share Data
Net asset value, beginning of period	$14.57	$11.24	$13.40	$13.40	$14.70
Income (loss) from investment operations:
Net investment income (loss)^[b]	.27	.24	.23	.23	30
Net realized and unrealized gain (loss) on investment transactions	1.18	3.33	(2.20)	.01	1.40

Total from investment operations	1.45	3.57	(1.97)	.24	1.70

Less distributions from:
Net investment income	(.23)	(.24)	(.19)	(.24)	(.40)
Net realized gains on investment transactions	—	—	—	—	(2.60)

Total distributions	(.23)	(.24)	(.19)	(.24)	(3.00)

Net asset value, end of period	$15.79	$14.57	$11.24	$13.40	$13.40

Total Return (%)	10.07	32.60	(14.98)	1.87	16.13
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	274	263	215	257	219
Ratio of expenses (%)	.80	.80	.79	.79	.80
Ratio of net investment income (loss) (%)	1.84	1.94	1.84	1.75	2.55
Portfolio turnover rate (%)	40	58	84	72	56

^[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^[b]	Based on average shares outstanding during the period.

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Scudder Money Market Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio’s advisor gives priority to earning income and maintaining the value of the portfolio’s principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer’s creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

•	Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

•	The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of similar quality by the advisor; or

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

•	Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security’s maturity.

•	US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

•	Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

•	Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US Government, corporations and municipalities. The portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks.

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The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio’s returns to lag behind those of similar money market portfolios.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

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An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio’s Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

5.66	5.03	5.25	5.15	4.84	6.10	3.75	1.35	0.72	0.91
1995	1996	1997	1998	1999	2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000	Worst Quarter: 0.14%, Q3 2003

2005 Total Return as of March 31: 0.49%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	10 Years
Portfolio — Class A	0.91	2.54	3.86

7-day yield as of December 31, 2004: 1.62%

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

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How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.49%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.04

Total Annual Operating Expenses	0.53

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$54	$170	$296	$665

The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio — Class A

Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income	.009	.007	.013	.037	.059

Total from investment operations	.009	.007	.013	.037	.059

Less distributions from:
Net investment income	(.009)	(.007)	(.013)	(.037)	(.059)

Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return (%)	.91	.72	1.35	3.75	6.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	241	326	570	671	279
Ratio of expenses (%)	.53	.54	.54	.55	.58
Ratio of net investment income (%)	.88	.73	1.35	3.39	5.94

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Scudder Small Cap Growth Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks maximum appreciation of investors’ capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of March 31, 2005, the Russell 2000 Growth Index had a median market capitalization of $488 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using quantitative and qualitative screens, and extensive fundamental and field research, the managers look for companies with strong valuations, exceptional management teams, strong current or potential competitive positioning in their respective industries, clean balance sheets, and attractive earnings growth, among other factors. The managers seek to maintain a diversified portfolio of small cap growth equity holdings, generally investing across most sectors of the economy including the traditional growth-oriented sectors of information technology, health care and consumer products.

The managers generally look for companies that they believe have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

The managers may favor different types of securities from different industries and companies at different times.

The managers will normally sell a stock when they believe its price has achieved and is unlikely to rise past the price target the team initially set at time of purchase and is unlikely to continue to rise, the stock’s fundamental investment thesis no longer holds, the team discovers a better opportunity within the same sector or if the stock’s market capitalization begins to distort the weighted-average market capitalization of the overall portfolio.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the portfolio may continue to hold their stock, but generally will not add to these holdings.

The portfolio may lend its investment securities up to 33  1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stocks perform — in this case, the small and mid-size company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them. To the extent that it invests in small and/or mid-sized companies, the portfolio will be subject to increased risk because smaller company stocks tend to be more volatile than

47

stocks of larger companies, in part because, among other things, smaller companies tend to be less established than larger companies, often have more limited product lines, and may depend more heavily upon a few key employees. In addition, the valuation of their stocks often depends on future expectations.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company’s shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors who are looking to add the growth potential of small and mid-size companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

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Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions. This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

30.07	28.04	34.20	18.37	34.56	-10.71	-28.91	-33.36	32.94	11.02
1995	1996	1997	1998	1999	2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999	Worst Quarter: -31.72%, Q3 2001

2005 Total Return as of March 31: -1.99%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	10 Years
Portfolio — Class A	11.02	-8.99	8.31
Index	14.31	-3.57	7.12

Index: The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

49

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee^[1]	0.65%
Distribution/Service (12b-1) Fee	None
Other Expenses^[2]	0.06

Total Annual Operating Expenses^[3]	0.71

^[1]	Restated to reflect a new management fee schedule effective May 2, 2005.

^[2]	Restated and estimated to reflect the merger of 21st Century Growth Portfolio, a series of Scudder Variable Series I, into the portfolio on May 2, 2005.

^[3]	Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio’s total operating expenses at 0.72% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$73	$227	$395	$883

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Samuel A. Dedio

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1999 after eight years of experience as analyst at Ernst & Young, LLP, Evergreen Asset Management and Standard & Poor’s Corp.

•	Portfolio manager for US small- and mid-cap equity and senior small cap analyst for technology.

•	Joined the portfolio in 2002.

•	BA, William Paterson University; MS, American University, Kogod School of Business.

Robert S. Janis

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 2004 and the portfolio in 2005.

•	Co-Lead Portfolio Manager for US Micro, Small and Mid Cap Equity: New York.

•	Previously, 19 years of investment industry experience, including portfolio manager for Small/Mid Cap Equity at Credit Suisse Asset Management (and at its predecessor, Warburg Pincus Asset Management) and senior research analyst at US Trust Company of New York.

•	BA, University of Pennsylvania; MBA, The Wharton School, University of Pennsylvania.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

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Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio — Class A

Years Ended December 31,	2004	2003	2002	2001	2000^[a]
Selected Per Share Data
Net asset value, beginning of period	$11.34	$8.53	$12.80	$21.64	$26.54
Income (loss) from investment operations:
Net investment income (loss)^[b]	(.05)	(.04)	(.02)	(.02)	(.09)
Net realized and unrealized gain (loss) on investment transactions	1.30	2.85	(4.25)	(6.27)	(2.01)

Total from investment operations	1.25	2.81	(4.27)	(6.29)	(2.10)

Less distributions from:
Net realized gains on investment transactions	—	—	—	(2.52)	(2.80)
Return of capital	—	—	—	(.03)	—

Total distributions	—	—	—	(2.55)	(2.80)

Net asset value, end of period	$12.59	$11.34	$8.53	$12.80	$21.64

Total Return (%)	11.02	32.94	(33.36)	(28.91)	(10.71)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	210	210	154	232	301
Ratio of expenses (%)	.71	.69	.71	.68	.72
Ratio of net investment income (loss) (%)	(.47)	(.41)	(.24)	(.12)	(.34)
Portfolio turnover rate (%)	117	123	68	143	124

^[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^[b]	Based on average shares outstanding during the period.

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Scudder Strategic Income Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks a high current return. The portfolio invests mainly in bonds issued by US and foreign corporations and governments. The credit quality of the portfolio’s investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in foreign bonds. The portfolio may also invest in emerging markets securities and dividend-paying common stocks.

In deciding which types of securities to buy and sell, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers’ creditworthiness.

The managers may shift the proportions of the portfolio’s holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented.

The managers may adjust the duration (a measure of sensitivity to interest rates) of the portfolio’s portfolio, depending on their outlook for interest rates.

The portfolio may lend its investment securities up to 33  1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

Part of the portfolio’s current investment strategy involves the use of various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio’s duration and reducing the value of such a security.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

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Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

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Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are interested in a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio’s current policies were in effect.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with four broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

10.98	-5.85	2.57	5.23	11.30	7.85	8.60
1998	1999	2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 6.35%, Q3 1998	Worst Quarter:-3.33%, Q2 1999

2005 Total Return as of March 31: -0.82%

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Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Life of Portfolio*
Portfolio — Class A	8.60	7.07	5.54
Index 1	10.35	8.79	7.77
Index 2	11.77	13.55	10.94
Index 3	10.76	7.32	6.79
Index 4	3.54	7.48	6.96

Index 1: The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries (including the US) with maturities greater than one year.

Index 2: The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.

Index 3: The Merrill Lynch High Yield Master Cash Pay Only Index is an unmanaged index which tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

Index 4: The Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

*	Since 5/1/97. Index comparisons begin 4/30/97.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.65%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.19

Total Annual Operating Expenses*	0.84

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Strategic Income Portfolio to 1.05%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$86	$268	$466	$1,037

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The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio’s overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio, except for the emerging market debt portion of the portfolio:

Jan Faller, CFA

Managing Director of Deutsche Asset Management and Lead Manager of the portfolio.

•	Joined Deutsche Asset Management in 1999 and the portfolio in 2000.

•	Over 13 years of investment industry experience.

•	PanAgora Asset Management, Bond and Currency Investment Manager from 1995 to 1999.

•	BA, Westmont College; MBA, Amos Tuck School, Dartmouth College.

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1998 and the portfolio in 2002.

•	Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998.

•	Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

•	BA, University of Vermont.

Sean P. McCaffrey, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1996 after five years of experience as fixed income analyst at Fidelity Investments.

•	Portfolio manager for structured and quantitatively based active investment-grade and enhanced fixed-income strategies underlying retail mutual funds and institutional mandates.

•	Head of the Fixed Income Enhanced Strategies & Mutual Funds Team: New York.

•	Joined the portfolio in 2002.

•	BS, Carnegie-Mellon University; MBA, Yale University.

Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor for the portfolio responsible for managing the portion of the portfolio’s assets invested in emerging market debt securities. The following people handle the day-to-day management of this portion of the portfolio:

Brett Diment

Managing Director of Deutsche Asset Management.

•	Joined Deutsche Asset Management in 1991.

•	Over 13 years of investment industry experience.

•	Head of Emerging Market Debt for London Fixed Income and responsible for coordinating research into Continental European markets and managing global fixed income, balanced and cash based portfolios: London.

•	Joined the portfolio in 2002.

•	BSc, London School of Economics.

Edwin Gutierrez

Director of Deutsche Asset Management.

•	Member of Emerging Debt team: London.

•	Joined Deutsche Asset Management in 2000 after 5 years of experience including emerging debt portfolio manager at INVESCO Asset Management responsible for Latin America and Asia and economist responsible for Latin America at LGT Asset Management.

•	Joined the portfolio in 2002.

•	BA, University of California-Berkeley; MS, Georgetown University.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

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Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio’s current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Strategic Income Portfolio — Class A

Years Ended December 31,	2004	2003	2002	2001^[a]	2000^[b]
Selected Per Share Data
Net asset value, beginning of period	$11.82	$11.10	$10.27	$9.86	$9.86
Income (loss) from investment operations:
Net investment income^[c]	.58	.41	.45	.48	.51
Net realized and unrealized gain (loss) on investment transactions	.39	.47	.68	.03	(.26)

Total from investment operations	.97	.88	1.13	.51	.25

Less distributions from:
Net investment income	—	(.15)	(.30)	(.10)	(.25)
Net realized gains on investment transactions	(.54)	(.01)	—	—	—

Total distributions	(.54)	(.16)	(.30)	(.10)	(.25)

Net asset value, end of period	$12.25	$11.82	$11.10	$10.27	$9.86

Total Return (%)	8.60	7.85	11.30	5.23	2.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	62	60	21	9
Ratio of expenses before expense reductions (%)	.84	.83	.73	.66	1.14
Ratio of expenses after expense reductions (%)	.84	.83	.73	.65	1.10
Ratio of net investment income (%)	4.99	3.60	4.26	4.76	5.26
Portfolio turnover rate (%)	210	160	65	27	154

^[a]	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets from 5.16% to 4.76%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^[c]	Based on average shares outstanding during the period.

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Scudder Technology Growth Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of US companies in the technology sector. For purposes of the portfolio’s 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semi-conductors, software, telecom equipment, computer/hardware, IT services, the internet and health technology. The portfolio may invest in companies of any size.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

In addition, the managers use the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment objective, as well as appropriate benchmarks and peer groups. The managers may favor securities from different industries and companies within the technology sector at different times.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given technology industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

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The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform—in this case, the technology sector of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Non-Diversification Risk. The portfolio is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

Concentration Risk. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the portfolio’s performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

•	growth stocks may be out of favor for certain periods; and

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

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Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index and another relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year—Class A shares

-21.57	-32.39	-35.52	46.84	1.92
2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 28.57%, Q4 2001	Worst Quarter: -33.64%, Q3 2001

2005 Total Return as of March 31: -8.31%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Life of Portfolio*
Portfolio—Class A	1.92	-12.57	-1.69
Index 1	6.30	-9.29	-4.56
Index 2	2.91	-15.90	-6.22

Index 1: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

Index 2: The Goldman Sachs Technology Index is a modified capitalization-weighted index composed of companies involved in the technology industry.

*	Since 5/1/99. Index comparisons begin 4/30/99.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

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How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.75%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.08

Total Annual Operating Expenses*	0.83

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Technology Growth Portfolio to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$85	$265	$460	$1,025

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio’s investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings

The following people handle the day-to-day management of the portfolio:

Ian Link, CFA

Managing Director of Deutsche Asset Management and Lead Manager of the portfolio.

•	Joined Deutsche Asset Management and the portfolio in 2004.

•	Head of Technology Global Sector Team.

•	Prior to joining Deutsche Asset Management, had 14 years of experience as senior vice president, fund manager, head of communications and technology teams and equity analyst for Franklin Templeton Investments.

•	BA, University of California, Davis; MBA, University of California, Berkeley.

Anne Meisner

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 2001, after 9 years of experience at Goldman Sachs as vice president, both in the fixed income technology division, as well as in equity research as the lead Infrastructure Software analyst, previously serving as member of technical staff at Bell Communications Research (formerly Bell Labs).

•	Analyst for global equity, Hardware and Software sector: New York.

•	Joined the portfolio in 2003.

•	BS, University of Wisconsin; MBA, Columbia University Business School; MS, Computer Science, Michigan State University.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

61

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Technology Growth Portfolio — Class A

Years Ended December 31,	2004	2003	2002	2001	2000^[a]
Selected Per Share Data
Net asset value, beginning of period	$8.84	$6.02	$9.36	$13.87	$17.77
Income (loss) from investment operations:
Net investment income (loss)^[b]	.04	(.04)	(.03)	.01	.04
Net realized and unrealized gain (loss) on investment transactions	.13	2.86	(3.30)	(4.50)	(3.84)

Total from investment operations	.17	2.82	(3.33)	(4.49)	(3.80)

Less distributions from:
Net investment income	—	—	(.01)	(.02)	—
Net realized gains on investment transactions	—	—	—	—	(.10)

Total distributions	—	—	(.01)	(.02)	(.10)

Net asset value, end of period	$9.01	$8.84	$6.02	$9.36	$13.87

Total Return (%)	1.92	46.84	(35.52)	(32.39)	(21.57)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	230	257	219	351	270
Ratio of expenses (%)	.83	.86	.80	.81	.82
Ratio of net investment income (loss) (%)	.43	(.50)	(.37)	.12	.21
Portfolio turnover rate (%)	112	66	64	56	107

^[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^[b]	Based on average shares outstanding during the period.

62

Scudder Total Return Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. The investment advisor employs a team approach to allocate the portfolio’s assets among the various asset classes.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds and mortgage- and asset-backed securities. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed income securities, including lower-quality debt securities. Generally, most securities are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The investment advisor regularly reviews the portfolio’s investment allocations and will vary them to favor asset classes that, in their judgment, provide the most favorable return outlook consistent with the portfolio’s investment objective. In deciding how to allocate the portfolio’s assets, the advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The advisor follows specific strategies in selecting equity and fixed securities for the portfolio.

Equity securities in the portfolio generally include “growth” stocks as well as “value” stocks and normally include stocks of both small and large capitalization companies.

Growth Stocks. In choosing these securities, the investment advisor primarily invests in US companies that it believes offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The advisor focuses on high quality growth companies that are leaders or potential leaders in their respective industries. The advisor conducts in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks. When selecting value stocks, the investment advisor begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The advisor then compares a company’s stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth, but are out of favor with the market.

Small Company Stocks. In selecting stocks of small companies, a quantitative stock valuation model compares each company’s stock price to the company’s earnings, book value, sales and other measures of performance potential. The advisor also looks for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The advisor believes that by combining techniques used by fundamental value investors with extensive growth and earnings analysis it can minimize investment style bias and ultimately produce a “pure” stock selection process that seeks to add value in any market environment. The advisor also incorporates technical analysis to capture short-term price changes and evaluate the market’s responsiveness to new information.

Fixed income securities in the portfolio include both investment grade and lower-quality debt securities, and may include securities of both US and non-US (including emerging market) issuers.

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

•	assigns a relative value to each bond, based on creditworthiness, cash flow and price;

•	determines the value of each issue by examining the issuer’s credit quality, debt structure, option value and liquidity risks. The advisor looks to take advantage of any inefficiencies between this value and market trading price;

•	uses credit analysis to determine the issuer’s ability to fulfill its contracts; and

•	uses a bottom-up approach which subordinates sector weightings to individual bonds that the advisor believes may add above-market value.

The advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

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Foreign Debt Securities. In selecting these securities for investment, the advisor follows a bottom-up, relative value strategy. The advisor looks to purchase foreign securities that offer incremental value over US Treasuries. The advisor invests in a focused fashion, so that it is not simply investing in a basket of all non-US fixed income markets, but instead only those markets that its relative value process has identified as being the most attractive. The advisor sells securities or exchange currencies when they meet their target price objectives or when the advisor revises price objectives downward. In selecting emerging market securities, the advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities. In selecting these securities for investment, the investment advisor:

•	analyzes economic conditions for improving or undervalued sectors and industries;

•	uses independent credit research and on-site management visits to evaluate individual issuer’s debt service, growth rate, and both downgrade and upgrade potential;

•	assesses new issues versus secondary market opportunities; and

•	seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

Normally, the portfolio’s bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

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Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio’s duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations—down as well as up—than the stocks of larger companies. A shortage of reliable information—the same information gap that creates opportunity—can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company’s shares.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio’s investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of securities, geographical trends or other matters;

•	the advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security’s credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.

65

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year—Class A shares

25.97	16.76	19.96	15.14	14.81	-2.63	-6.09	-15.17	18.10	6.64
1995	1996	1997	1998	1999	2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997	Worst Quarter: -9.91%, Q2 2002

2005 Total Return as of March 31: -1.39%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	10 Years
Portfolio—Class A	6.64	-0.47	8.58
Index 1	10.88	-2.30	12.07
Index 2	4.34	7.71	7.72
Index 3	6.30	-9.29	9.59

Index 1: The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The Lehman Brothers Aggregate Bond Index is an index comprised of approximately 6,000 publicly traded bonds including US Government, mortgage-backed, corporate, and yankee bonds with an approximate average maturity of 10 years.

Index 3: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with greater-than-average orientation.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

66

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee^[1]	0.45%
Distribution/Service (12b-1) Fee	None
Other Expenses^[2]	0.06

Total Annual Operating Expenses^[3]	0.51

^[1]	Restated to reflect a new management fee schedule effective May 2, 2005.

^[2]	Restated and estimated to reflect the merger of Balanced Portfolio, a series of Scudder Variable Series I, into the portfolio on May 2, 2005.

^[3]	Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio’s total operating expenses at 0.51% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$52	$164	$285	$640

67

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio’s overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

Deutsche Asset Management Investment Services Ltd. (“DeAMIS”) One Appold Street, London, England, an affiliate of the advisor, is the subadvisor to the portfolio. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the portfolio that is allocated to it by DeIM from time to time for management.

The following people handle the day-to-day management of the portfolio:

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1998 and the portfolio in 2002.

•	Head of Core Plus Fixed Income.

•	Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998.

•	Prior to that, credit officer, asset based lending group, Fleet Bank, from 1995 to 1997.

•	BA, University of Vermont.

Brett Diment

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1991 and the portfolio in 2003.

•	Head of Emerging Market Debt for London Fixed Income and responsible for coordinating research into Continental European markets and managing global fixed income, balanced and cash-based portfolios: London.

•	Began investment career in 1991.

•	BSc, London School of Economics.

J. Christopher Gagnier

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1997 and the portfolio in 2002.

•	Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

•	Began investment career in 1979.

•	BS, The Wharton School, University of Pennsylvania; MBA, University of Chicago

Arnim S. Holzer

Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1999, having served with the equity and fixed-income investment committees

•	Senior Investment Strategist for Asset Allocation.

•	Previous experience includes 18 years of investment industry experience, including 3 years managing Emerging Markets Fixed Income, Emerging Markets Equity and Emerging Markets balanced accounts at Deltec Asset Management Corporation.

•	Joined the portfolio in 2004.

•	AB, Princeton University; MBA, Fordham University.

Thomas F. Sassi

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1996 and the portfolio in 2004.

•	Over 32 years of investment industry experience.

•	BBA, MBA, Hofstra University.

Julie M. Van Cleave, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management and the portfolio in 2002.

•	Head of Large Cap Growth Portfolio Selection Team.

•	Previous experience includes 18 years of investment industry experience at Mason Street Advisors, as Managing Director and team leader for the large cap investment team.

•	BBA, MBA, University of Wisconsin—Madison.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

68

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio — Class A

Years Ended December 31,	2004		2003		2002	2001^[a]	2000^[b]
Selected Per Share Data
Net asset value, beginning of period	$21.32		$18.66		$22.57	$25.91	$28.82
Income (loss) from investment operations:
Net investment income (loss)^[c]	.47		.37		.47	.61	.74
Net realized and unrealized gain (loss) on investment transactions	.93		2.90		(3.81)	(2.20)	(1.40)

Total from investment operations	1.40		3.27		(3.34)	(1.59)	(.66)

Less distributions from:
Net investment income	(.35)		(.61)		(.57)	(.80)	(.90)
Net realized gains on investment transactions	—		—		—	(.95)	(1.35)

Total distributions	(.35)		(.61)		(.57)	(1.75)	(2.25)

Net asset value, end of period	$22.37		$21.32		$18.66	$22.57	$25.91

Total Return (%)	6.64		18.10		(15.17)	(6.09)	(2.63)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	622		667		640	861	851
Ratio of expenses (%)	.59		.59		.58	.58	.61
Ratio of net investment income (loss) (%)	2.18		1.88		2.32	2.63	2.75
Portfolio turnover rate (%)	131	^[d]	102	^[d]	140	115	107

^[a]	As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.

^[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^[c]	Based on average shares outstanding during the period.

^[d]	The portfolio turnover rate including mortgage dollar roll transactions was 140% and 108% for the periods ended December 31, 2004 and December 31, 2003, respectively.

69

Scudder Mercury Large Cap Core Portfolio

The Portfolio’s Main Investment Strategy

The portfolio’s investment objective is long-term capital growth. The portfolio seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large-cap companies located in the US.

Under normal circumstances, the portfolio seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-cap companies the portfolio managers select from among those that are, at the time of purchase, included in the Russell 1000® Index (as of March 31, 2005, The Russell 1000® Index had a median market capitalization of $4.46 billion). The portfolio managers use a multi-factor quantitative model to look for companies within the Russell 1000® Index that, in their opinion, are consistent with the investment objective of the portfolio.

The portfolio will seek to outperform its benchmark by using a blended investment strategy that emphasizes a mix of both growth and value stocks and will seek to outperform the Russell 1000® Index.

In selecting securities for the portfolio, the managers use a proprietary quantitative model. The model employs three filters in its initial screens: earnings momentum, earnings surprise and valuation. The managers look for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company’s pricing structure. A company’s stock price relative to its earnings and book value is also examined — if the managers believe that a company is overvalued, it will not be considered as an investment. After the initial screening is done, the managers rely on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the managers believe have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in the Russell 1000® Index, and because the portfolio’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an “index” fund. In seeking to outperform its benchmark, however, the managers review potential investments using certain criteria that are based on the securities in the Russell 1000® Index. These criteria currently include the following:

•	relative price to earnings and price to book ratios

•	stability and quality of earnings momentum and growth

•	weighted median market capitalization of the portfolio

•	allocation among the economic sectors of the portfolio as compared to the Index

•	weighted individual stocks within the Index

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

While the portfolio invests primarily in large-cap companies located in the US, it may invest a portion of its assets in foreign companies. The portfolio could invest up to 10% of its total assets in the securities of foreign issuers, including issuers whose shares are represented by American Depositary Receipts (“ADRs”).

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. While engaged in a temporary defensive position, the portfolio’s ability to pursue its investment objective may be adversely affected. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

70

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of small- or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

No performance information is provided because the portfolio has not yet been in operation for a full calendar year.

71

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.90%
Distribution/Service (12b-1) Fee	None
Other Expenses*	0.20

Total Annual Operating Expenses	1.10

Expense Waiver/Reimbursement	0.10

Net Annual Operating Expenses**	1.00

*	Other expenses are based on estimated amounts for the current fiscal year.

**	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one-year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Mercury Large Cap Core Portfolio to 1.00%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$102	$340	$597	$1,331

The Portfolio Managers

The portfolio’s subadvisor is Fund Asset Management, L.P., doing business as Mercury Advisors. The portfolio is managed by a team of investment professionals who each participate in the team’s research process and stock selection. The senior investment professional and lead portfolio manager of this group is Robert C. Doll, Jr., CFA, CPA. Mr. Doll is responsible for the setting and implementation of the portfolio’s investment strategy and for its day-to-day management. He joined the subadvisor in 1999 and the portfolio in 2004, and has over 22 years of investment industry experience. Mr. Doll was formerly the Chief Investment Officer of Oppenheimer Funds, Inc. where he also served as a portfolio manager. Mr. Doll’s team also includes Tasos Bouloutas (over nine years of investment industry experience), Dan Hansen (over nine years of investment industry experience), Brenda Sklar (over eight years of investment industry experience) and Gregory Brunk (over 12 years of investment industry experience), each of whom joined the portfolio in 2004.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

72

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Mercury Large Cap Core Portfolio — Class A

	2004^[a]
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)^[b]	.01
Net realized and unrealized gain (loss) on investment transactions	.38

Total from investment operations	.39

Net asset value, end of period	$10.39

Total Return (%)^[c]	3.90	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses before expense reductions (%)	22.15	*
Ratio of expenses after expense reductions (%)	1.12	*
Ratio of net investment income (loss) (%)	.79	*
Portfolio turnover rate (%)	104	*

^[a]	For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

^[b]	Based on average shares outstanding during the period.

^[c]	Total returns would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

73

Scudder Templeton Foreign Value Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal market conditions, the portfolio invests mainly in the equity securities of companies located outside the US, including emerging markets. The portfolio will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “foreign securities,” as defined below, which may include emerging markets.

For purposes of the portfolio’s investments, “foreign securities” means those securities issued by companies:

•	whose principal securities trading markets are outside the US; or

•	that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the US; or

•	that have a significant portion of their assets outside the US; or

•	that are linked to non-US dollar currencies; or

•	that are organized under the laws of, or with principal offices in, another country.

The portfolio’s definition of “foreign securities” as used in this prospectus may differ from the definition of the same or similar term as used in other mutual fund prospectuses. As a result, the portfolio may hold foreign securities that other funds may classify differently.

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. The portfolio also invests in American, European and Global Depositary Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The portfolio, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

When choosing equity investments for the portfolio, the manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company’s price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Depending upon current market conditions, the portfolio generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

The portfolio may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. The portfolio may invest up to 5% of its total assets in options and swap agreements. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

74

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the portfolio.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

75

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

•	the manager could be incorrect in the analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

Performance

No performance information is provided because the portfolio has not yet been in operation for a full calendar year.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.95%
Distribution/Service (12b-1) Fee	None
Other Expenses*	0.25

Total Annual Operating Expenses	1.20

Expense Waiver/Reimbursement	0.06

Net Annual Operating Expenses**	1.14

*	Other expenses are based on estimated amounts for the current fiscal year.

**	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Templeton Foreign Value Portfolio to 1.14%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$116	$375	$654	$1,449

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The Portfolio Manager

The portfolio’s subadvisor is Templeton Investment Counsel LLC. The following person handles day-to-day management of the portfolio.

Antonio Docal, CFA

Lead Portfolio Manager of the portfolio.

•	Joined the portfolio in 2004.

•	Over 20 years of investment industry experience.

•	At Templeton, as an analyst, focuses on the global chemical industry and the telecommunications equipment sector.

•	MBA, Sloan School of Management at the Massachusetts

•	Institute of Technology.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Templeton Foreign Value Portfolio — Class A

	2004^[a]
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)^[b]	.01
Net realized and unrealized gain (loss) on investment transactions	.55

Total from investment operations	.56

Net asset value, end of period	$10.56

Total Return (%)^[c]	5.60	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3
Ratio of expenses before expense reductions (%)	7.34	*
Ratio of expenses after expense reductions (%)	1.14	*
Ratio of net investment income (loss) (%)	.41	*
Portfolio turnover rate (%)	—

^[a]	For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

^[b]	Based on average shares outstanding during the period.

^[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

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SVS Davis Venture Value Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks growth of capital.

The portfolio invests primarily in common stock of US companies with market capitalizations of at least $5 billion.

The portfolio managers select common stocks of quality, overlooked growth companies at value prices and hold them for the long term. The portfolio managers look for companies with sustainable growth rates selling at modest price-earnings multiples that the portfolio managers hope will expand as other investors recognize the company’s true worth. The portfolio managers believe that by combining a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks.

The portfolio managers consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, manage risk and enhance the potential for superior long-term returns.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

The portfolio may also invest in foreign companies and US companies with smaller market capitalizations.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

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Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

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Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

Investors with long-term goals who want a core stock investment may be interested in this portfolio.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of  12/31 each year — Class A shares

-15.79	29.84	11.83
2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 17.04%, Q2 2003	Worst Quarter: -12.70%, Q3 2002

2005 Total Return as of March 31: -0.28%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	Life of Portfolio*
Portfolio — Class A	11.83	4.17
Index	16.49	5.65

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*	Since 5/1/01. Index comparison begins 4/30/01.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

80

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.95%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.10

Total Annual Operating Expenses*	1.05

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Davis Venture Value Portfolio to 1.15%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$107	$334	$579	$1,283

The Portfolio Managers

The portfolio’s subadvisor is Davis Selected Advisers, L.P. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher C. Davis and Kenneth Charles Feinberg, who have each managed the portfolio since inception. Mr. Davis is Chief Executive Officer of Davis Selected Advisers, L.P. and manages several funds advised by the firm. Mr. Davis began his investment career and joined the subadvisor in 1988. Mr. Feinberg also manages several funds advised by Davis Selected Advisers, L.P. He began his investment career in 1987 and joined the subadvisor in 1994 as a research analyst.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

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Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Davis Venture Value Portfolio — Class A

Years Ended December 31,	2004	2003	2002	2001^[a]
Selected Per Share Data
Net asset value, beginning of period	$10.31	$7.99	$9.50	$10.00
Income (loss) from investment operations:
Net investment income (loss)^[b]	.08	.06	.05	.03
Net realized and unrealized gain (loss) on investment transactions	1.14	2.31	(1.55)	(.53)

Total from investment operations	1.22	2.37	(1.50)	(.50)

Less distributions from:
Net investment income	(.05)	(.05)	(.01)	—

Net asset value, end of period	$11.48	$10.31	$7.99	$9.50

Total Return (%)	11.83	29.84	(15.79)	(5.00	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	268	220	160	109
Ratio of expenses (%)	1.05	1.01	1.02	1.09	*
Ratio of net investment income (loss) (%)	.74	.62	.62	.48	*
Portfolio turnover rate (%)	3	7	22	15	*

^[a]	For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

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SVS Dreman Financial Services Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks to provide long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. These may include companies of any size that commit at least half of their assets to the financial services sector, or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio managers begin by screening for financial services stocks whose price-to-earnings ratios are below the average for the Standard & Poors Financial Index. The managers then compare a company’s stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various financial industries. The managers may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the emphasis on a given industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 30% of total assets in foreign securities, and up to 20% of net assets in investment-grade debt securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, financial services company stocks. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

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Concentration Risk. The portfolio concentrates its investments in companies in the financial services sector. A portfolio with a concentrated portfolio is vulnerable to the risks of the industry or industries in which it invests and is subject to greater risks and market fluctuations than portfolios investing in a broader range of industries.

Non-Diversification Risk. The portfolio is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty; and

•	a bond could fall in credit quality, go into default, or decrease in value for various reasons, including a change in prevailing interest rates.

This portfolio may be appropriate for long-term investors who want to gain exposure to the financial services sector and can accept the above-average risks of a sector-specific investment.

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Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index and one other relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

-5.05	27.04	-4.86	-8.51	28.13	12.00
1999	2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 22.35%, Q3 2000	Worst Quarter: -15.86%, Q3 2002

2005 Total Return as of March 31: -7.87%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Life of Portfolio*
Portfolio — Class A	12.00	9.68	5.99
Index 1	10.88	-2.30	2.82
Index 2	10.89	7.26	5.64

Index 1: The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The S&P Financial Index is an unmanaged index generally representative of the financial stock market.

*	Since 5/4/98. Index comparisons begin 4/30/98.

Total returns from inception through 1999 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

85

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.75%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.09

Total Annual Operating Expenses*	0.84

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman Financial Services Portfolio to 0.99%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$86	$268	$466	$1,037

The Portfolio Managers

The portfolio’s subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio’s investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman

Chairman and CIO of the subadvisor and Lead Manager of the portfolio.

•	Began investment career in 1957.

•	Joined the portfolio in 1998.

•	Founder and Chairman, Dreman Value Management L.L.C. since 1977.

F. James Hutchinson

Managing Director of the subadvisor and Portfolio Manager of the portfolio.

•	Began investment career in 1986.

•	Joined the portfolio in 2001.

•	Prior to joining Dreman Value Management, L.L.C. in 2000, associated with The Bank of New York for over 30 years in both the corporate finance and trust/investment management areas, including President of The Bank of New York (NJ).

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

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Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Financial Services Portfolio — Class A

Years Ended December 31,	2004	2003	2002	2001	2000^[a]
Selected Per Share Data
Net asset value, beginning of period	$12.33	$9.79	$10.78	$11.53	$9.24
Income (loss) from investment operations:
Net investment income (loss)^[b]	.23	.20	.15	.14	.19
Net realized and unrealized gain (loss) on investment transactions	1.23	2.50	(1.06)	(.71)	2.27

Total from investment operations	1.46	2.70	(.91)	(.57)	2.46

Less distributions from:
Net investment income	(.20)	(.16)	(.08)	(.13)	(.15)
Net realized gains on investment transactions	—	—	—	(.05)	(.02)

Total distributions	(.20)	(.16)	(.08)	(.18)	(.17)

Net asset value, end of period	$13.60	$12.33	$9.79	$10.78	$11.53

Total Return (%)	12.00	28.13	(8.51)	(4.86)	27.04^c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	145	143	120	117	66
Ratio of expenses before expense reductions (%)	.84	.86	.83	.86	.91
Ratio of expenses after expense reductions (%)	.84	.86	.83	.86	.89
Ratio of net investment income (loss) (%)	1.79	1.84	1.44	1.31	2.01
Portfolio turnover rate (%)	8	7	13	22	13

^[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^[b]	Based on average shares outstanding during the period.

^[c]	Total return would have been lower had certain expenses not been reduced.

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SVS Dreman High Return Equity Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of March 31, 2005, the S&P 500 Index had a median market capitalization of $10.82 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company’s stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of industries and companies represented.

The managers normally will sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio may invest up to 20% of net assets in US dollar-denominated American Depository Receipts and in securities of foreign companies traded principally in securities markets outside the US.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may also use derivatives in circumstances where the portfolio believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

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Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the portfolio’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

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Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

-11.16	30.52	1.69	-18.03	32.04	13.95
1999	2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 20.80%, Q2 2003	Worst Quarter:-17.32%, Q3 2002

2005 Total Return as of March 31: 0.59%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Life of Portfolio*
Portfolio — Class A	13.95	10.36	6.23
Index	10.88	-2.30	2.82

Index: The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*	Since 5/4/98. Index comparison begins 4/30/98.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

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How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.73%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.05

Total Annual Operating Expenses*	0.78

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman High Return Equity Portfolio to 0.87%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$80	$249	$433	$966

The Portfolio Managers

The portfolio’s subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman

Chairman and CIO of the subadvisor and Co-Manager of the portfolio.

•	Began investment career in 1957.

•	Joined the portfolio in 1998.

•	Founder and Chairman, Dreman Value Management L.L.C. since 1977.

F. James Hutchinson

Managing Director of the subadvisor and Co-Manager of the portfolio.

•	Began investment career in 1986.

•	Joined the portfolio in 2002.

•	Prior to joining Dreman Value Management, L.L.C. in 2000, associated with The Bank of New York for over 30 years in both the corporate finance and trust/investment management areas, including President of The Bank of New York (NJ).

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

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Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman High Return Equity Portfolio — Class A

Years Ended December 31,	2004	2003	2002	2001	2000^[a]
Selected Per Share Data
Net asset value, beginning of period	$11.29	$8.76	$10.81	$10.77	$8.96
Income (loss) from investment operations:
Net investment income (loss)^[b]	.23	.20	.21	.19	.26
Net realized and unrealized gain (loss) on investment transactions	1.32	2.53	(2.13)	(.01)	2.25

Total from investment operations	1.55	2.73	(1.92)	.18	2.51

Less distributions from:
Net investment income	(.19)	(.20)	(.09)	(.14)	(.20)
Net realized gains on investment transactions	—	—	(.04)	—	(.50)

Total distributions	(.19)	(.20)	(.13)	(.14)	(.70)

Net asset value, end of period	$12.65	$11.29	$8.76	$10.81	$10.77

Total Return (%)	13.95	32.04	(18.03)	1.69	30.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	747	672	510	443	168
Ratio of expenses before expense reductions (%)	.78	.79	.79	.82	.85
Ratio of expenses after expense reductions (%)	.78	.79	.79	.82	.84
Ratio of net investment income (loss) (%)	1.96	2.14	2.21	1.78	2.85
Portfolio turnover rate (%)	9	18	17	16	37

^[a]	June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^[b]	Based on average shares outstanding during the period.

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SVS Dreman Small Cap Value Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of March 31, 2005, the Russell 2000 Value Index had a median market capitalization of $570 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

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Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the portfolio’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Small Company Risk. To the extent that a portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company’s shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap market exposure.

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Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio’s current policies and advisory agreement had been in effect.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

21.73	-11.25	2.80	4.05	17.63	-11.43	42.15	26.03
1997	1998	1999	2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 21.84%, Q2 2003	Worst Quarter: -22.47%, Q3 1998

2005 Total Return as of March 31: -0.51%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Life of Portfolio*
Portfolio — Class A	26.03	14.20	9.51
Index	22.25	17.23	13.70

Index: The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

* Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

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How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.75%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.04

Total Annual Operating Expenses*	0.79

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman Small Cap Value Portfolio to 0.84%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$81	$252	$439	$978

The Portfolio Managers

The portfolio’s subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman

Chairman and CIO of the subadvisor and Co-Manager of the portfolio.

•	Began investment career in 1957.

•	Joined the portfolio in 2002.

•	Founder and Chairman, Dreman Value Management, L.L.C. since 1977.

Nelson Woodward

Managing Director of the subadvisor and Co-Manager of the portfolio.

•	Began investment career in 1957.

•	Joined the portfolio in 2002.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

96

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio’s current policies and advisory agreement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio — Class A

Years Ended December 31,	2004	2003	2002	2001	2000^[a]
Selected Per Share Data
Net asset value, beginning of period	$16.06	$11.66	$13.21	$11.23	$10.85
Income (loss) from investment operations:
Net investment income (loss)^[b]	.17	.19	.17	.09	.02
Net realized and unrealized gain (loss) on investment transactions	3.98	4.55	(1.67)	1.89	.42

Total from investment operations	4.15	4.74	(1.50)	1.98	.44

Less distributions from:
Net investment income	(.16)	(.15)	(.05)	—	(.06)
Net realized gains on investment transactions	—	(.19)	—	—	—

Total distributions	(.16)	(.34)	(.05)	—	(.06)

Net asset value, end of period	$20.05	$16.06	$11.66	$13.21	$11.23

Total Return (%)	26.03	42.15	(11.43)	17.63	4.05
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	467	354	250	194	84
Ratio of expenses (%)	.79	.80	.81	.79	.82
Ratio of net investment income (loss) (%)	.96	1.46	1.28	.77	.15
Portfolio turnover rate (%)	73	71	86	57	36

^[a]	On June 18, 2001, the Portfolio implemented 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^[b]	Based on average shares outstanding during the period.

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SVS Index 500 Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks returns that, before expenses, correspond to the total return of US common stocks as represented by the Standard & Poor’s 500 Index (S&P 500 Index).

The portfolio seeks to match, as closely as possible before expenses, the performance of the S&P 500 Index, which emphasizes stocks and securities of large US companies. Under normal circumstances, the portfolio invests at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks and securities included in the S&P 500 Index.

In choosing stocks, the portfolio uses an indexing strategy. The portfolio buys the largest stocks of the S&P 500 Index in roughly the same proportion to the S&P 500 Index. With the smaller stocks of the S&P 500 Index, the portfolio manager uses a statistical process known as sampling to select stocks whose overall performance is expected to be similar to that of the smaller companies in the S&P 500 Index.

The portfolio seeks to keep the composition of its portfolio similar to the S&P 500 Index in industry distribution, market capitalization and significant fundamental characteristics (such as price-to-book ratios and dividend yields). Over the long term, the portfolio manager seeks a correlation between the performance of the portfolio, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

The portfolio will normally sell a stock when it is removed from the S&P 500 Index or as a result of the portfolio’s statistical process.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio may invest up to 20% of total assets in stock index futures and options, as well as short-term debt securities. The portfolio typically invests new flows of money in index futures in order to gain immediate exposure to the S&P 500 Index.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Index Investing Risk. The portfolio’s index strategy involves several risks. The portfolio could underperform the S&P 500 Index during short periods or over the long term, either because its selection of stocks failed to track the S&P 500 Index or because of the effects of portfolio expenses or shareholder transactions. The portfolio’s index strategy also means that it does not have the option of using defensive investments or other management actions to reduce the portfolio’s exposure to a declining market.

Derivatives Risk. The portfolio may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes or as leveraged instruments that magnify the gains or losses of an investment. The portfolio invests in derivatives pending investment of new cash flows or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include: the risk that the derivative is not well correlated with the securities for which it is acting as a substitute; and the risk that the portfolio cannot sell the derivative because of an illiquid secondary market.

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Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio is designed for long-term investors interested in a portfolio that is designed to avoid substantially underperforming the overall large-cap stock market.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of the McGraw-Hill Companies, Inc., and have been licensed for use by Deutsche Asset Management. SVS Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the portfolio. Additional information may be found in the portfolio’s Statement of Additional Information.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

-9.93	-12.05	-22.34	27.93	10.38
2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 15.21%, Q2 2003	Worst Quarter: - 17.23%, Q3 2002

2005 Total Return as of March 31: -2.19%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Life of Portfolio*
Portfolio — Class A	10.38	-2.78	-0.92
Index	10.88	-2.30	-0.10

Index: The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*	Since 9/1/99. Index comparison begins 8/31/99.

Total returns for 1999 through 2001 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

99

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee*	0.20%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.09

Total Annual Operating Expenses**	0.29

*	Restated to reflect a new management fee schedule effective October 1, 2004.

**	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Index 500 Portfolio to 0.377%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$30	$93	$163	$368

The Portfolio Manager

The portfolio’s subadvisor is Northern Trust Investments, N.A.

James B. Francis is primarily responsible for the day-to-day management of the portfolio. Mr. Francis is a Senior Vice President of the subadvisor where he is responsible for the management of various equity and equity index portfolios. Mr. Francis joined the subadvisor in February 2005. From 1988 to 2005, he was a Senior Portfolio Manager with State Street Global Advisors where he managed various equity portfolios.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

100

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Index 500 Portfolio — Class A

Years Ended December 31,	2004	2003	2002	2001		2000^[a]
Selected Per Share Data
Net asset value, beginning of period	$8.35	$6.61	$8.55	$9.78		$10.96
Income (loss) from investment operations:
Net investment income (loss)^[b]	.14	.09	.09	.08		.10
Net realized and unrealized gain (loss) on investment transactions	.72	1.73	(1.99)	(1.26)		(1.18)

Total from investment operations	.86	1.82	(1.90)	(1.18)		(1.08)

Less distributions from:
Net investment income	(.09)	(.08)	(.04)	(.05)		(.05)
Net realized gains on investment transactions	—	—	—	—		(.05)

Total distributions	(.09)	(.08)	(.04)	(.05)		(.10)

Net asset value, end of period	$9.12	$8.35	$6.61	$8.55		$9.78

Total Return (%)	10.38	27.93	(22.34)	(12.05	)^[c]	(9.93	)^[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	333	309	233	219		102
Ratio of expenses before expense reductions (%)	.41	.49	.48	.65		.88
Ratio of expenses after expense reductions (%)	.41	.49	.48	.55		.54
Ratio of net investment income (loss) (%)	1.64	1.31	1.16	.88		.90
Portfolio turnover rate (%)	13	8	6	13		20

^[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^[b]	Based on average shares outstanding during the period.

^[c]	Total return would have been lower had certain expenses not been reduced.

101

SVS INVESCO Dynamic Growth Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term capital growth.

The portfolio normally invests at least 65% of its net assets in common stocks of mid-size companies. The portfolio considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell MidCap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The portfolio also has the flexibility to invest in other types of securities including preferred stocks, convertible securities and bonds.

The core of the portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors.

The portfolio’s strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company’s securities and general market and monetary conditions. Consequently, the portfolio’s investments are usually bought and sold relatively frequently.

While the portfolio generally invests in mid-size companies, it sometimes invests in the securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies and the price of portfolio shares tends to fluctuate more than it would if the portfolio invested in the securities of larger companies.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

While the portfolio invests mainly in US securities, it could invest up to 25% of total assets in foreign securities. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform, in this case, the small and mid-size company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Small and mid-size company stocks tend to be more volatile than stocks of larger companies, in part because small and mid-size companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

102

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

103

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year — Class A shares

-30.91	35.53	12.01
2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 16.28%, Q2 2003	Worst Quarter: -20.45%, Q2 2002

2005 Total Return as of March 31: -1.63%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	Life of Portfolio*
Portfolio — Class A	12.01	-2.16
Index	15.48	2.45

Index: The Russell Mid Cap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values.

*	Since 5/1/01. Index comparison begins 4/30/01.

Total returns for 2001, 2003 and 2004 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

104

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	1.00%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.48

Total Annual Operating Expenses	1.48

Less Expense Waiver*	0.18

Net Total Annual Operating Expenses*	1.30

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS INVESCO Dynamic Growth Portfolio to 1.30%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$132	$450	$791	$1,753

The Portfolio Manager

The portfolio’s subadvisor is INVESCO Institutional (N.A.), Inc. (“INVESCO”). Paul J. Rasplicka is the manager of the portfolio. Mr. Rasplicka, a Senior Portfolio Manager at INVESCO, has been affiliated with INVESCO and/or its affiliates since 1994 and joined the portfolio in 2004.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

105

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS INVESCO Dynamic Growth Portfolio — Class A

Years Ended December 31,	2004		2003		2002	2001^[a]
Selected Per Share Data
Net asset value, beginning of period	$8.24		$6.08		$8.80	$10.00
Income (loss) from investment operations:
Net investment income (loss)^[b]	(.06)		(.06)		(.05)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.05		2.22		(2.67)	(1.18)

Total from investment operations	.99		2.16		(2.72)	(1.20)

Net asset value, end of period	$9.23		$8.24		$6.08	$8.80

Total Return (%)	12.01	^[c]	35.53	^[c]	(30.91)	(12.00	)^[c]**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35		34		25	23
Ratio of expenses before expense reductions (%)	1.48		1.46		1.14	1.97	*
Ratio of expenses after expense reductions (%)	1.30		1.30		1.14	1.30	*
Ratio of net investment income (loss) (%)	(.71)		(.85)		(.71)	(.40	)*
Portfolio turnover rate (%)	133		115		79	40	*

^[a]	For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^[b]	Based on average shares outstanding during the period.

^[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

106

SVS Janus Growth And Income Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term capital growth and current income.

The portfolio applies a “bottom-up” approach in choosing investments. In other words, it looks mostly for equity and income-producing securities that meet its investment criteria one at a time. If the portfolio is unable to find such investments, much of the portfolio’s assets may be in cash or similar investments.

The portfolio normally emphasizes investments in equity securities. It may invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least 25% of its total assets in securities the portfolio manager believes have income potential.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities have the potential to appreciate in value. The portfolio manager generally seeks to identify equity securities of companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries or geographic regions may warrant greater consideration in selecting foreign securities.

The portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager’s analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities may provide better returns than the yields then available or expected on income-producing securities, the portfolio will place a greater emphasis on the growth component of its holdings.

The growth component of the portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

The income component of the portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the portfolio if they currently pay dividends or if the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio’s total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and have higher volatility and risk of default.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

107

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

•	debt securities may be subject to interest rate risk and credit risk;

•	growth stocks may be out of favor for certain periods; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

108

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

-9.18	-12.28	-20.22	24.37	11.51
2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 12.40%, Q4 2004	Worst Quarter: -15.87%, Q3 2002

2005 Total Return as of March 31: -1.59%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Life of Portfolio*
Portfolio — Class A	11.51	-2.49	0.25
Index	6.30	-9.29	-6.30

Index: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

*	Since 10/29/99. Index comparison begins 10/31/99.

Total returns for 1999 and 2000 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

109

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee*	0.75%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.11

Total Annual Operating Expenses**	0.86

*	Restated to reflect a new management schedule effective on May 1, 2005.

**	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Janus Growth and Income Portfolio to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$88	$274	$477	$1,061

The Portfolio Manager

The portfolio’s subadvisor is Janus Capital Management LLC (“Janus”). The portfolio manager is Minyoung Sohn. He joined Janus in 1998 as a research analyst. Mr. Sohn joined the portfolio in 2004 and holds a Bachelor’s degree in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

110

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Janus Growth and Income Portfolio — Class A

Years Ended December 31,	2004	2003	2002***	2001^[a]	2000^[b]
	(Restated)
Selected Per Share Data
Net asset value, beginning of period	$8.86	$$7.18	$$9.05	$$10.40	$$11.49
Income (loss) from investment operations:
Net investment income (loss)^c	.03	.03	.04	.08	.12
Net realized and unrealized gain (loss) on investment transactions	.99	1.71	(1.86)	(1.36)	(1.16)

Total from investment operations	1.02	1.74	(1.82)	(1.28)	(1.04)

Less distributions from:
Net investment income	—	(.06)	(.05)	(.07)	—
Net realized gains on investment transactions	—	—	—	—	(.05)

Total distributions	—	(.06)	(.05)	(.07)	(.05)

Net asset value, end of period	$9.88	$$8.86	$$7.18	$$9.05	$$10.40

Total Return (%)	11.51	24.37	(20.22)	(12.28)	(9.18	)^[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	187	189	167	179	104
Ratio of expenses before expense reductions (%)	1.06	1.07	1.04	1.05	1.10
Ratio of expenses after expense reductions (%)	1.06	1.07	1.04	1.05	1.01
Ratio of net investment income (loss) (%)	.34	.40	.54	.90	1.07
Portfolio turnover rate (%)	52	46	57	48	39

^[a]	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses by $.01 and decrease the ratio of net investment income to average net assets from .92% to .90%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^[c]	Based on average shares outstanding during the period.

^[d]	Total return would have been lower had certain expenses not been reduced.

***	Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -20.56% to -20.22% in accordance with this change.

111

SVS Janus Growth Opportunities Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

The portfolio applies a “bottom-up” approach in choosing investments. In other words, it looks for companies with earnings growth potential one at a time. If the portfolio is unable to find investments with earnings growth potential, a significant portion of the portfolio’s assets may be in cash or similar investments.

The portfolio invests primarily in equity securities selected for their growth potential. Although the portfolio can invest in companies of any size, it generally invests in larger, more established companies.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities will appreciate in value. The portfolio manager generally seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the portfolio.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

The portfolio may lend its investment securities up to 33  1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio’s total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and typically will have higher volatility and risk of default.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

112

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

•	growth stocks may be out of favor for certain periods; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

113

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

-11.42	-23.76	-30.62	26.97	12.57
2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 14.89%, Q4 2001	Worst Quarter: -25.46%, Q3 2001

2005 Total Return as of March 31: -3.15%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Life of Portfolio*
Portfolio — Class A	12.57	-7.72	-4.71
Index	6.30	-9.29	-6.30

Index: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

*	Since 10/29/99. Index comparison begins 10/31/99.

Total returns for 1999 and 2000 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

114

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee*	0.75%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.11

Total Annual Operating Expenses**	0.86

*	Restated to reflect a new management fee schedule effective on May 1, 2005.

**	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Janus Growth Opportunities Portfolio to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$88	$274	$477	$1,061

The Portfolio Manager

The portfolio’s subadvisor is Janus Capital Management LLC (“Janus”). The portfolio manager is Marc Pinto. Mr. Pinto joined Janus in 1994 and has managed the portfolio since its inception.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

115

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Janus Growth Opportunities Portfolio — Class A

Years Ended December 31,	2004	2003	2002	2001	2000^[a]
Selected Per Share Data
Net asset value, beginning of period	$6.92	$5.45	$7.86	$10.31	$11.64
Income (loss) from investment operations:
Net investment income (loss)^b	.02	(.01)	(.01)	(.03)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.85	1.48	(2.40)	(2.42)	(1.31)

Total from investment operations	.87	1.47	(2.41)	(2.45)	(1.33)

Net asset value, end of period	$7.79	$6.92	$5.45	$7.86	$10.31

Total Return (%)	12.57	26.97	(30.53)	(23.76)	(11.42	)^[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	132	132	118	164	139
Ratio of expenses before expense reductions (%)	1.06	1.07	1.01	1.11	1.06
Ratio of expenses after expense reductions (%)	1.06	1.07	1.01	1.10	1.01
Ratio of net investment income (loss) (%)	.31	(.17)	(.10)	(.31)	(.20)
Portfolio turnover rate (%)	58	50	48	34	14

^[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share and per share information, for the period prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^[b]	Based on average shares outstanding during the period.

^[c]	Total return would have been lower had certain expenses not been reduced.

116

SVS MFS Strategic Value Portfolio

The Portfolio’s Main Investment Strategy

The portfolio’s investment objective is to provide capital appreciation. The portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies which the manager believes are undervalued in the market relative to their long term potential. The equity securities of these companies may be undervalued because they are temporarily out of favor in the market due to:

•	a decline in the market

•	poor economic conditions

•	developments that have affected or may affect the issuer of the securities or the issuer’s industry; or

•	the market has overlooked them

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

The portfolio also invests in other types of securities, such as fixed income securities, including lower rated securities commonly referred to as junk bonds, and warrants, when relative values make such purchases attractive.

The manager uses a bottom-up, as opposed to a top-down, investment style in managing the portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the manager and the subadvisor’s large group of equity research analysts.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies. The portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

117

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

•	a bond could decline in credit quality or go into default; this risk is greater with lower rated bonds;

•	some bonds could be paid off earlier than expected, which could hurt the portfolio’s performance; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

118

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year — Class A shares

26.74	17.82
2003	2004

For the periods included in the bar chart:

Best Quarter: 19.90%, Q2 2003	Worst Quarter: -5.44%, Q1 2003

2005 Total Return as of March 31: -2.87%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	Life of Portfolio*
Portfolio — Class A	17.82	7.48
Index	16.49	9.47

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*	Since 5/1/02. Index comparison begins 4/30/02.

Total returns from inception through 2004 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

119

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.95%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.47

Total Annual Operating Expenses	1.42

Expense Waiver/Reimbursement*	0.27

Net Annual Operating Expenses*	1.15

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS MFS Strategic Value Portfolio to 1.15%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$117	$423	$751	$1,679

The Portfolio Managers

The portfolio’s subadvisor is Massachusetts Financial Services Company (“MFS”). The portfolio is managed by a team that participates equally in the research process, strategy discussions, portfolio construction, final buy and sell decisions, and risk management for the portfolio. The portfolio management team is comprised of Kenneth J. Enright and Alan T. Langsner. Mr. Enright is a Senior Vice President of MFS and a Chartered Financial Analyst, has been employed in the investment management area of the subadvisor since 1986 and joined the portfolio in 2002. Mr. Langsner is a Vice President of MFS. He joined MFS in 1999 as an Equity Research Analyst following newspapers, networking, telecom equipment, specialty pharmaceuticals, electric equipment, software, and small and mid-cap biotechnology. Mr. Langsner joined the portfolio in 2004.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

120

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS MFS Strategic Value Portfolio — Class A

Year Ended December 31,	2004	2003	2002^[a]
Selected Per Share Data
Net asset value, beginning of period	$10.24	$8.12	$10.00
Income (loss) from investment operations:
Net investment income (loss)^b	.11	.06	.05
Net realized and unrealized gain (loss) on investment transactions	1.71	2.10	(1.93)

Total from investment operations	1.82	2.16	(1.88)

Less distributions from:
Net investment income	(.05)	(.04)	—
Net realized gains	(.01)	—	—

Total distributions	(.06)	(.04)	—

Net asset value, end of period	$12.00	$10.24	$8.12

Total Return (%)^[c]	17.82	26.74	(18.80	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	7	5
Ratio of expenses before expense reductions (%)	1.42	1.93	2.71	*
Ratio of expenses after expense reductions (%)	1.14	1.15	1.15	*
Ratio of net investment income (loss) (%)	1.05	.67	.82	*
Portfolio turnover rate (%)	54	40	7

^a	For the period from May 1, 2002 (commencement of operations) to December 31, 2002.

^b	Based on average shares outstanding during the period.

^c	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

121

SVS Oak Strategic Equity Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities. The portfolio invests primarily in common stocks of established US companies with large market capitalizations (in excess of $5 billion). In selecting investments, the portfolio manager chooses stocks of companies which he believes have above-average growth potential at attractive prices. The portfolio manager’s investment process begins with a top-down analysis of industry sectors that he believes have the best potential for long-term growth based on an overall analysis of the economy and interest rate trends. The portfolio manager then focuses on the key performers in those areas based on a highly qualitative, subjective analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management. The portfolio manager buys and holds companies for the long-term and seeks to keep portfolio turnover to a minimum.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

122

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the return for the portfolio’s Class A shares has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year — Class A shares

-39.74	49.78	1.31
2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 20.09%, Q2 2003	Worst Quarter: -27.69%, Q2 2002

2005 Total Return as of March 31: -10.49%

123

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	Life of Portfolio*
Portfolio — Class A	1.31	-9.44
Index	6.30	-3.18

Index: The Russell 1000 Growth Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

*	Since 5/1/01. Index comparison begins 4/30/01.

Total returns for 2001 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.95%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.15

Total Annual Operating Expenses*	1.10

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Oak Strategic Equity Portfolio to 1.15%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs, above this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$112	$350	$606	$1,340

The Portfolio Manager

The portfolio’s subadvisor is Oak Associates, Ltd. The portfolio manager is James D. Oelschlager. Mr. Oelschlager began his investment career in 1970 and founded Oak Associates, Ltd. in 1985. Mr. Oelschlager has managed the portfolio since its inception.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

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Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Oak Strategic Equity Portfolio — Class A

Years Ended December 31,	2004	2003	2002	2001^[a]
Selected Per Share Data
Net asset value, beginning of period	$6.86	$4.58	$7.60	$10.00
Income (loss) from investment operations:
Net investment income (loss)^[b]	.01	(.03)	(.02)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.08	2.31	(3.00)	(2.38)

Total from investment operations	.09	2.28	(3.02)	(2.40)

Net asset value, end of period	$6.95	$6.86	$4.58	$7.60

Total Return (%)	1.31	49.78	(39.74)	(24.00	)^[c]*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	76	41	44
Ratio of expenses before expense reductions (%)	1.10	1.13	.96	1.44	*
Ratio of expenses after expense reductions (%)	1.10	1.13	.96	1.15	*
Ratio of net investment income (loss) (%)	.08	(.48)	(.30)	(.43	)*
Portfolio turnover rate (%)	39	6	16	3	*

^[a]	For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^[b]	Based on average shares outstanding during the period.

^[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

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SVS Turner Mid Cap Growth Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio pursues its objective by investing in common stocks and other equity securities of US companies with medium market capitalizations that the portfolio managers believe have strong earnings growth potential. The portfolio will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of the Russell Midcap Growth Index. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Portfolio exposure is generally limited to 5% in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.

Under normal circumstances, at least 80% of the portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in stocks of mid-cap companies, which are defined for this purpose as companies with market capitalizations at the time of purchase in the range of market capitalizations of those companies included in the Index (as of March 31, 2005, the Index had a median market capitalization of $3.39 billion). 4             The portfolio managers generally look for medium market capitalization companies with strong histories of earnings growth that are likely to continue to grow their earnings. A stock becomes a sell candidate if there is deterioration in the company’s earnings growth potential. Moreover, positions will be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the Index.

In focusing on companies with strong earnings growth potential, the portfolio managers engage in a relatively high level of trading activity so as to respond to changes in earnings forecasts and economic developments.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When prices of stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

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Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose a portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

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Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year — Class A shares

-32.20	48.49	11.04
2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 19.37%, Q2 2003	Worst Quarter: -19.06%, Q2 2002

2005 Total Return as of March 31: -2.43%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	Life of Portfolio*
Portfolio — Class A	11.04	-0.38
Index	15.48	2.45

Index: The Russell Midcap Growth Index is an unmanaged index composed of common stocks of mid-cap companies with higher price-to-book ratios and higher forecasted growth values.

*	Since 5/1/01. Index comparison begins 4/30/01.

Total returns for 2001 would have been lower if operating expenses had not been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

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How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	1.00%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.19

Total Annual Operating Expenses*	1.19

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Turner Mid Cap Growth Portfolio to 1.30%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$121	$378	$654	$1,443

The Portfolio Managers

The portfolio’s subadvisor is Turner Investment Partners, Inc. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher K. McHugh, William C. McVail and Robert E. Turner, who have each managed the portfolio since its inception. Mr. McHugh began his investment career in 1986 and joined the subadvisor when it was founded in 1990. Mr. McHugh is a principal at Turner Investment Partners, Inc. Mr. McVail began his investment career in 1988 and joined Turner Investment Partners, Inc. in 1998 after serving as a portfolio manager at PNC Equity Advisors. Mr. McVail is also a principal at Turner Investment Partners, Inc. Mr. Turner began his investment career in 1981 and is a principal and the founder, chairman and Chief Investment Officer of Turner Investment Partners, Inc.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

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Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Turner Mid Cap Growth Portfolio — Class A

Years Ended December 31,	2004	2003	2002	2001^[a]
Selected Per Share Data
Net asset value, beginning of period	$8.88	$5.98	$8.82	$10.00
Income (loss) from investment operations:
Net investment income (loss)^[b]	(.07)	(.06)	(.06)	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.05	2.96	(2.78)	(1.14)

Total from investment operations	.98	2.90	(2.84)	(1.18)

Net asset value, end of period	$9.86	$8.88	$5.98	$8.82

Total Return (%)	11.04	48.49	(32.20)	(11.80	)^[c]**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	118	110	61	48
Ratio of expenses before expense reductions (%)	1.19	1.18	1.13	1.82	*
Ratio of expenses after expense reductions (%)	1.19	1.18	1.13	1.30	*
Ratio of net investment income (loss) (%)	(.82)	(.90)	(.82)	(.76	)*
Portfolio turnover rate (%)	174	155	225	205	*

^[a]	For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^[b]	Based on average shares outstanding during the period.

^[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

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Other Policies and Risks

While the previous pages describe the main points of each portfolio’s strategy and risks, there are a few other issues to know about:

•	The portfolios may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

•	The advisor or a portfolio’s subadvisor may establish a debt security’s credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don’t agree, a portfolio may use the higher rating. If a security’s credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio’s best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

Each portfolio’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolios’ Statement of Additional Information includes a description of each portfolio’s policies and procedures with respect to the disclosure of a portfolio’s holdings.

This prospectus doesn’t tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM” or the “advisor”), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or its subadvisors make the portfolios’ investment decisions, buy and sell securities for the portfolios and conduct research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios’ investment advisor or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio during the most recent fiscal year, as a percentage of each portfolio’s average daily net assets:

Portfolio Name	Fee Paid
Scudder Aggressive Growth Portfolio*	0.68%
Scudder Blue Chip Portfolio	0.65%
Scudder Fixed Income Portfolio	0.60%
Scudder Global Blue Chip Portfolio	1.00%
Scudder Government & Agency Securities Portfolio	0.55%
Scudder High Income Portfolio	0.60%

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Portfolio Name	Fee Paid
Scudder International Select Equity Portfolio	0.75%
Scudder Large Cap Value Portfolio	0.75%
Scudder Money Market Portfolio	0.49%
Scudder Small Cap Growth Portfolio	0.65%
Scudder Strategic Income Portfolio	0.65%
Scudder Technology Growth Portfolio*	0.75%
Scudder Total Return Portfolio	0.55%
Scudder Mercury Large Cap Core Portfolio*+	0.90%
Scudder Templeton Foreign Value Portfolio*+	0.00%
SVS Davis Venture Value Portfolio	0.95%
SVS Dreman Financial Services Portfolio*	0.75%
SVS Dreman High Return Equity Portfolio*	0.73%
SVS Dreman Small Cap Value Portfolio	0.75%
SVS Index 500 Portfolio*	0.32%
SVS INVESCO Dynamic Growth Portfolio*	0.82%
SVS Janus Growth And Income Portfolio	0.95%
SVS Janus Growth Opportunities Portfolio	0.95%
SVS MFS Strategic Value Portfolio*	0.68%
SVS Oak Strategic Equity Portfolio	0.95%
SVS Turner Mid Cap Growth Portfolio*	1.00%

*	Reflecting the effect of expense limitations and/or fee waivers then in effect.

+	Annualized effective rate.

Effective October 1, 2004, Scudder Money Market Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $215 million	0.500%
Next $335 million	0.375%
Next $250 million	0.300%
Over $800 million	0.250%

Effective October 1, 2004, SVS Index 500 Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rate shown below:

Portfolio	Fee Rate
SVS Index 500 Portfolio	0.200%

Effective November 15, 2004, Scudder Mercury Large Cap Core Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.900%
Next $250 million	0.850%
Next $500 million	0.800%
Next $1 billion	0.750%
Next $500 million	0.700%
Over $2.5 billion	0.650%

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Effective November 15, 2004, Scudder Templeton Foreign Value Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.950%
Next $250 million	0.900%
Next $500 million	0.850%
Next $1 billion	0.750%
Next $500 million	0.700%
Over $2.5 billion	0.650%

Effective May 2, 2005, Scudder Small Cap Growth Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.650%
Next $750 million	0.625%
Over $1 billion	0.600%

Effective May 2, 2005, Scudder Total Return Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.470%
Next $750 million	0.445%
Over $1 billion	0.410%

Effective May 1, 2005, SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio each pays a monthly investment management fee, based on the average daily net assets of each portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.750%
Next $750 million	0.725%
Next $1.5 billion	0.700%
Over $2.5 billion	0.675%

Portfolio Subadvisors

Subadvisor for Scudder International Select Equity Portfolio, Scudder Strategic Income Portfolio and Scudder Total Return Portfolio

Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder International Select Equity Portfolio, Scudder Strategic Income Portfolio and Scudder Total Return Portfolio. With regard to Scudder Strategic Income Portfolio, DeAMIS is responsible for managing the portion of the portfolio’s assets invested in emerging market debt securities. With regard to Scudder Total Return Portfolio, DeAMIS provides services related to foreign securities, foreign currency transactions and related instruments with regard to the portion of the portfolio that is allocated to it by the advisor from time to time for management. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. DeIM pays a fee to DeAMIS for acting as subadvisor to each portfolio.

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Subadvisor for Scudder Mercury Large Cap Core Portfolio

Fund Asset Management, L.P., doing business as Mercury Advisors, a division of Merrill Lynch Investment Managers (“MLIM”), 4 World Financial Center, New York, New York 10080, is the subadvisor for Scudder Mercury Large Cap Core Portfolio. As of December 31, 2004, MLIM managed over $501 billion in client assets worldwide.

Effective November 15, 2004, DeIM pays a fee to MLIM for acting as subadvisor to the portfolio at the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $50 million	0.470%
Next $200 million	0.440%
Next $250 million	0.400%
Next $500 million	0.350%
Next $1.5 billion	0.325%
Over $2.5 billion	0.300%

Subadvisor for Scudder Templeton Foreign Value Portfolio

Templeton Investment Counsel LLC (“Templeton”), 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, FL, is the subadvisor for Scudder Templeton Foreign Value Portfolio. Templeton is an indirect, wholly owned subsidiary of Franklin Resources, Inc. As of September 30, 2004, Templeton and its affiliates managed over $360 billion in assets.

Effective November 15, 2004, DeIM pays a fee to Templeton for acting as subadvisor to the portfolio at the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $50 million	0.625%
Next $150 million	0.465%
Next $300 million	0.375%
Over $500 million	0.350%

Although none of the legal proceedings described below currently involve your portfolio, these matters affect Templeton, your portfolio’s subadvisor. The information that follows has been provided to the portfolio by Templeton. On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (“Advisers”), adviser to many of the funds within Franklin Templeton

Investments, and an affiliate of the adviser to the other funds, reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC’s investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order” (August Order). The SEC’s August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described below.

Under the terms of the SEC’s August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. The independent distribution consultant is in the process of developing a methodology and Plan of Distribution pursuant to the August Order. Therefore, it is not currently possible to say which particular groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The August Order also required Advisers to, among other things:

•	Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman; and

•	Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Advisers and Franklin Templeton Alternative Strategies, Inc. (FTAS), reached an agreement with the Securities Division of the Office of the

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Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to its administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the SEC, as described above. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order). The Massachusetts Consent Order included two different sections: “Statements of Fact” and “Violations of Massachusetts Securities Laws.” Advisers and FTAS admitted the facts in the Statements of Fact.

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.’s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K (in which it revised the description of the Massachusetts Consent Order). The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General’s Office (CAGO), resolving the issues resulting from the CAGO’s investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds to be allocated by an independent distribution consultant to be paid for by Distributors, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934” (December Order).

Under the terms of the SEC’s December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors.

The SEC’s December Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies have been disbursed. The SEC and the Franklin Fund Board have not yet approved the distribution plan pertaining to the SEC marketing support payments December Order. When approved, disbursements of settlement monies under the SEC’s December Order will also be made promptly in accordance with the terms and conditions of that order. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Franklin Funds’ prospectus and statement of additional information.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters reported above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.’s website at franklintempleton.com under “Statement on Current Industry Issues.”

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Subadvisor for SVS Davis Venture Value Portfolio

Davis Selected Advisers, L.P., 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85706, is the subadvisor to SVS Davis Venture Value Portfolio. Davis Selected Advisers, L.P. began serving as investment advisor to Davis New York Venture Fund in 1969 and currently serves as investment advisor to all of the Davis Funds, and acts as advisor or subadvisor for a number of other institutional accounts including mutual funds and private accounts. DeIM pays a fee to Davis Selected Advisers, L.P. for acting as subadvisor to SVS Davis Venture Value Portfolio.

Subadvisor for SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $11 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to each portfolio.

Subadvisor for SVS Index 500 Portfolio

Northern Trust Investments, N.A. (“NTI”), 50 South LaSalle Street, Chicago, Illinois serves as subadvisor for SVS Index 500 Portfolio. NTI has managed accounts, including registered investment companies, designed to mirror the performance of the same index as the portfolio seeks to replicate. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of December 31, 2004, NTI had approximately $274 billion in assets under management.

Subadvisor for SVS INVESCO Dynamic Growth Portfolio

INVESCO Institutional (N.A.), (“INVESCO”), located at 1360 Peachtree Street NE, Atlanta, GA 30309, is the subadvisor to SVS INVESCO Dynamic Growth Portfolio. INVESCO, along with its affiliates, manages over $195 billion in assets. INVESCO is a subsidiary of AMVESCAP plc, an international investment management company that manages more than $382 billion in assets worldwide as of December 31, 2004. AMVESCAP is based in London, with money managers located in Europe, North and South America and the Far East. DeIM pays a fee to INVESCO for acting as subadvisor to SVS INVESCO Dynamic Growth Portfolio.

INVESCO has assumed subadvisory responsibilities for the portfolio from its affiliate, INVESCO Funds Group (“IFG”).

Although none of the legal proceedings described below currently involve your portfolio, these matters affect INVESCO, your portfolio’s subadvisor. The information that follows has been provided to the portfolio by INVESCO.

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG.

The SEC proceeding, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG proceeding, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG proceeding alleges violation of Article 23-A (the “Martin Act”) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York’s Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

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The Colorado proceeding, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado proceeding alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc., and the SEC.

On September 7, 2004, AMVESCAP PLC (“AMVESCAP”), the parent company of IFG, the former subadvisor to the portfolio, announced that IFG had reached agreements in principle with the Attorney General of the State of Colorado (“COAG”), the Office of the Attorney General of the State of New York (“NYAG”) and the staff of the SEC to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators.

Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG will be available to compensate shareholders of the INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit IFG and the INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

None of the costs of the settlements will be borne by the INVESCO Funds or by shareholders.

On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG’s sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds’ public disclosures. As part of such settlement, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year. The status of Raymond R. Cunningham (former Chief Executive Officer of IFG) remains unresolved at this date.

As a result of the matters discussed above, investors in the portfolio might react by redeeming their investments. This might require the portfolio to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the portfolio.

Response of AMVESCAP

AMVESCAP, the parent company of INVESCO, is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring IFG or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a “registered investment company”), including SVS Dynamic Growth Portfolio.

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Private actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties including IFG, depending on the lawsuit. The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation recently has ordered that efficiency will be achieved if all actions alleging market timing throughout the mutual fund industry are transferred to the District of Maryland for coordinated pretrial discovery. IFG anticipates that the Panel will issue orders to transfer actions pending against it to the multidistrict litigation as well.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against IFG or AMVESCAP and related entities and individuals in the future. IFG does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the portfolio the services it has agreed to provide.

Subadvisor for SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio

Janus Capital Management LLC (“Janus Capital”), 151 Detroit Street, Denver, Colorado, is the subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio. Janus Capital began serving as investment advisor to Janus Fund in 1970 and currently serves as investment advisor to all of the Janus Funds, acts as subadvisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. DeIM pays a fee to Janus Capital for acting as subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio.

Although none of the legal proceedings described below currently involve your portfolios, these matters affect Janus Capital, your portfolio’s subadvisor. The information that follows has been provided to the portfolios by Janus Capital.

In September 2003, the Securities and Exchange Commission (“SEC”) and the Office of the New York State Attorney General (“NYAG”) publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG’s settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to “market time” certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General (“COAG”) and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital’s mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The “market timing” lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical

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matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the “market timing” actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940. A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the portfolios.

Subadvisor for SVS MFS Strategic Value Portfolio

Massachusetts Financial Services Company (“MFS”), 500 Boylston Street, Boston, Massachusetts 02116, is the subadvisor to SVS MFS Strategic Value Portfolio. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $146.2 billion as of December 31, 2004. DeIM pays a fee to MFS for acting as subadvisor to SVS MFS Strategic Value Portfolio.

Although none of the legal proceedings described below currently involve your portfolio, these matters affect MFS, your portfolio’s subadvisor. The information that follows has been provided to the portfolio by MFS.

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission (“SEC”) regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term “MFS funds” means the open-end registered management investment companies sponsored by MFS). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan developed by an independent distribution consultant. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. The agreement with the SEC is reflected in an order of the SEC. The SEC settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The SEC settlement order states that MFS had in place policies designed to obtain best execution of all MFS fund trades. As part of the settlement, MFS retained an independent compliance consultant to review the completeness of its current policies and practices regarding disclosure to MFS fund trustees and to MFS fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial intermediaries who support the sale of MFS fund shares. Pursuant to the SEC order, on July 28, 2004, MFS transferred these settlement amounts to the SEC, and those MFS funds entitled to these settlement amounts accrued an estimate of their pro rata portion of these amounts. The final distribution plan was approved by the SEC on January 21, 2005, and the affected MFS funds received the payment on February 16, 2005.

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In addition, in February 2004, MFS reached agreement with the SEC, the New York Attorney General (“NYAG”) and the Bureau of Securities Regulation of the State of New Hampshire (“NH”) to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund (“MFS retail funds”) prospectuses regarding market timing and related matters (the “February Settlements”). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators’ view indicated that they prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market retail funds. MFS’ former Chief Executive Officer and former President also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. These individuals have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain MFS retail funds, which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the MFS retail funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association’s Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multidistrict litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative) and Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney’s fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO)).The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney’s fees and costs. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS’ internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS’ use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

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Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of certain MFS retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the MFS retail funds, and distributed $50 million to affected MFS funds to compensate those funds based upon the amount of brokerage commissions allocated in recognition of MFS fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased portfolio redemptions, reduced sales of portfolio shares, or other adverse consequences to the portfolio.

Subadvisor for SVS Oak Strategic Equity Portfolio

Oak Associates, Ltd. is the subadvisor to SVS Oak Strategic Equity Portfolio. Oak Associates, Ltd. currently has over $9 billion in assets under management. Oak Associates, Ltd.’s principal place of business is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. DeIM pays a fee to Oak Associates, Ltd. for acting as subadvisor to SVS Oak Strategic Equity Portfolio.

Subadvisor for SVS Turner Mid Cap Growth Portfolio

Turner Investment Partners, Inc., 1205 Westlakes Drive Suite 100, Berwyn, Pennsylvania, 19312 is the subadvisor to SVS Turner Mid Cap Growth Portfolio. As of December 31, 2004, Turner Investment Partners, Inc. had approximately $15.8 billion in assets under management. DeIM pays a fee to Turner Investment Partners, Inc. for acting as subadvisor to SVS Turner Mid Cap Growth Portfolio.

Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or the advisor. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisor and its affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisor believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

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Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Policies about transactions

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolios just described) are the participating insurance companies (the “insurance companies”) that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies (the “contract(s)”) issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolios do not sell shares directly to the public. The portfolios sell shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a “Retail Fund”) and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolios, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.

The portfolios have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolios will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company’s articles of incorporation) to help a portfolio verify the insurance company’s identity.

A portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in “good order.” Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank’s account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market Portfolio receives investable funds.

A portfolio may reject a new account application if the insurance company doesn’t provide any required or requested identifying information, or for other reasons.

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The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor’s recommendation of a portfolio.

Buying and Selling Shares

Each portfolio is open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolios continuously sell shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

•	After receiving a contract owner’s order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

•	Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

•	The portfolios do not issue share certificates.

•	The portfolios reserve the right to reject purchases of shares for any reason.

•	The portfolios reserve the right to withdraw or suspend the offering of shares at any time.

•	The portfolios reserve the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

•	The portfolios may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio’s best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

•	The portfolios may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

•	A contract owner’s purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio’s shareholders.

•	Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to each portfolio’s long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., “time zone arbitrage”).

143

The portfolios discourage short-term and excessive trading. The portfolios will take steps to detect and deter short-term and excessive trading pursuant to each portfolio’s policies as described in this prospectus and approved by the Board.

Each portfolio’s policies include:

•	each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and

•	each portfolio has adopted certain fair valuation practices reasonably designed to protect a portfolio from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See “How the Portfolios Calculate Share Price.”)

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account’s policies on short-term or excessive trading, if any. In addition, the advisor and the portfolios reserve the right to terminate a separate account’s ability to invest in the portfolios if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of each portfolio’s long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of a portfolio’s shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in that portfolio. It is important to note that the advisor and the portfolios do not have access to underlying shareholders’ trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.

The portfolios’ policies and procedures may be modified or terminated at any time.

Since Scudder Money Market Portfolio holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in this portfolio and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners’ instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in a portfolio.

How the Portfolios Calculate Share Price

To calculate net asset value per share or NAV, each portfolio uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

144

For Scudder Money Market Portfolio, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

Except with Scudder Money Market Portfolio, we typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio’s Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio’s use of fair value pricing. This is intended to reduce the portfolio’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market Timing Policies and Procedures.”)

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolios don’t price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

145

To Get More Information

Shareholder reports — These include commentary from each portfolio’s management team about recent market conditions and a portfolio’s performance. They also have detailed performance figures, a list of everything each portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each portfolio’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact Scudder Investments at the address listed below. The portfolios’ SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about each portfolio are available from the EDGAR Database on the SEC’s Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Distributors, Inc.	SEC

222 South Riverside Plaza	450 Fifth Street, N.W.
Chicago, IL 60606-5808	Washington, D.C. 20549-0102
(800) 778-1482	(202) 942-8090

www.sec.gov

SEC File #
Scudder Variable Series II	811-5002

Scudder Variable Series II

•	Scudder Aggressive Growth Portfolio

•	Scudder Blue Chip Portfolio

•	Scudder Fixed Income Portfolio

•	Scudder Global Blue Chip Portfolio

•	Scudder Government & Agency Securities Portfolio

•	Scudder High Income Portfolio

•	Scudder International Select Equity Portfolio

•	Scudder Large Cap Value Portfolio

•	Scudder Money Market Portfolio

•	Scudder Small Cap Growth Portfolio

•	Scudder Strategic Income Portfolio

•	Scudder Technology Growth Portfolio

•	Scudder Total Return Portfolio

•	Scudder Mercury Large Cap Core Portfolio

•	Scudder Templeton Foreign Value Portfolio

•	SVS Davis Venture Value Portfolio

•	SVS Dreman Financial Services Portfolio

•	SVS Dreman High Return Equity Portfolio

•	SVS Dreman Small Cap Value Portfolio

•	SVS Index 500 Portfolio

•	SVS INVESCO Dynamic Growth Portfolio

•	SVS Janus Growth And Income Portfolio

•	SVS Janus Growth Opportunities Portfolio

•	SVS MFS Strategic Value Portfolio

•	SVS Oak Strategic Equity Portfolio

•	SVS Turner Mid Cap Growth Portfolio

Prospectus

May 1, 2005

Class B Shares

This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Portfolios Work

3	Scudder Aggressive Growth Portfolio

8	Scudder Blue Chip Portfolio

12	Scudder Fixed Income Portfolio

17	Scudder Global Blue Chip Portfolio

22	Scudder Government & Agency Securities Portfolio

27	Scudder High Income Portfolio

33	Scudder International Select Equity Portfolio

38	Scudder Large Cap Value Portfolio

43	Scudder Money Market Portfolio

47	Scudder Small Cap Growth Portfolio

52	Scudder Strategic Income Portfolio

58	Scudder Technology Growth Portfolio

63	Scudder Total Return Portfolio

70	Scudder Mercury Large Cap Core Portfolio

74	Scudder Templeton Foreign Value Portfolio

78	SVS Davis Venture Value Portfolio

83	SVS Dreman Financial Services Portfolio

88	SVS Dreman High Return Equity Portfolio

93	SVS Dreman Small Cap Value Portfolio

98	SVS Index 500 Portfolio

102	SVS INVESCO Dynamic Growth Portfolio

107	SVS Janus Growth And Income Portfolio

112	SVS Janus Growth Opportunities Portfolio

117	SVS MFS Strategic Value Portfolio

122	SVS Oak Strategic Equity Portfolio

126	SVS Turner Mid Cap Growth Portfolio

131	Other Policies and Risks

131	Investment Advisor

133	Portfolio Subadvisors

Your Investment in the Portfolios

143	Buying and Selling Shares

144	How the Portfolios Calculate Share Price

145	Distributions

145	Taxes

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Aggressive Growth Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks capital appreciation through the use of aggressive investment techniques.

The portfolio normally invests at least 65% of total assets in equities — mainly common stocks — of US companies. The portfolio can invest in stocks of small, mid-sized and large companies of any market sector and it may invest in initial public offerings (IPOs) and in growth-oriented market sectors, such as the technology sector. In fact, the portfolio’s stock selection methods may at times cause it to invest more than 25% of total assets in a single sector. A sector is made up of numerous industries.

In managing the portfolio, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

The managers also look for companies in growing industries that have innovative products and services, repeat customers and control over costs and prices.

Top-down analysis. The managers consider the economic outlooks for various sectors and industries while looking for those that may benefit from recent or expected changes in the overall business environment.

The managers may favor different types of securities from different industries and companies at different times.

To a limited extent, the managers may seek to take advantage of short-term trading opportunities that result from market volatility. For example, the managers may increase positions in favored companies when prices fall and may sell companies that appear to be fully valued when prices rise.

The managers normally will sell a stock when they believe its price is unlikely to go much higher, its fundamental qualities have changed, other investments offer better opportunities or to adjust their emphasis on a given industry or sector.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

3

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stocks perform — in this case, growth stocks. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them. To the extent that it invests in small and/or mid-sized companies, the portfolio will be subject to increased risk because smaller company stocks tend to be more volatile than stocks of larger companies, in part because, among other things, smaller companies tend to be less established than larger companies, often have more limited product lines, and may depend more heavily upon a few key employees. In addition, the valuation of their stocks often depends on future expectations.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may be appropriate for long-term investors who can accept an above-average level of risk to their investment and who are interested in potentially higher returns.

4

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-5.20	-21.96	-30.76	33.43	3.61
2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 23.35%, Q4 2001	Worst Quarter: -25.99%, Q3 2001

2005 Total Return as of March 31: 1.13%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Life of Portfolio*
Portfolio — Class B	3.61	-6.67	-0.19
Index 1	6.93	-8.87	-4.09
Index 2	10.88	-2.30	-0.21

Index 1: The Russell 3000 Growth Index is an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 Index.

Index 2: The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*	Since 5/1/99. Index comparisons begin 4/30/99.

In the bar chart, total return for 2000, 2003 and 2004 would have been lower if operating expenses hadn’t been reduced.

In the table, total returns from inception through 2000, and in 2003 and 2004 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

5

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.75%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.41

Total Annual Operating Expenses	1.41

Less Expense Waiver/Reimbursement*	0.06

Net Annual Operating Expenses*	1.35

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Aggressive Growth Portfolio to 1.35%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, (including one year of capped expenses in each period) this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$137	$440	$765	$1,686

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Samuel A. Dedio

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1999 after eight years of experience as analyst at Ernst & Young, LLP, Evergreen Asset Management and Standard & Poor’s Corp.

•	Portfolio manager for US small- and mid-cap equity and senior small-cap analyst for technology.

•	Joined the portfolio in 2002.

•	BA, William Patterson University; MS, American University, Kogod School of Business

Robert S. Janis

Managing	Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 2004 and the portfolio in 2005.

•	Co-Lead Portfolio Manager for US Micro, Small and Mid Cap Equity: New York.

•	Previously, 19 years of investment industry experience, including portfolio manager for Small/Mid Cap Equity at Credit Suisse Asset Management (or at its predecessor, Warburg Pincus Asset Management) and senior research analyst at US Trust Company of New York.

•	BA, MBA, The Wharton School, University of Pennsylvania.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

6

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Aggressive Growth Portfolio — Class B

Years Ended December 31,	2004		2003		2002^[a]
Selected Per Share Data
Net asset value, beginning of period	$9.42		$7.06		$7.43
Income (loss) from investment operations:
Net investment income (loss)^[b]	(.05)		(.09)		(.02)
Net realized and unrealized gain (loss) on investment transactions	.39		2.45		(.35)

Total from investment operations	.34		2.36		(.37)

Net asset value, end of period	$9.76		$9.42		$7.06

Total Return (%)	3.61	^[c]	33.43	^[c]	(4.98	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6		4		.1
Ratio of expenses before expense reductions (%)	1.41		1.37		1.06	*
Ratio of expenses after expense reductions (%)	1.34		1.34		1.06	*
Ratio of net investment income (loss) (%)	(.50)		(.96)		(.47	)*
Portfolio turnover rate (%)	103		91		71

^[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^[b]	Based on average shares outstanding during the period.

^[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

7

Scudder Blue Chip Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of March 31, 20045, the S&P 500 Index had a median market capitalization of $10.829 billion) and that the portfolio managers consider to be “blue chip” companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

The portfolio managers look for “blue chip” companies whose stock price is attractive relative to potential growth. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company’s stock price relative to the company’s earnings, operating trends, market outlook and other measures of performance potential.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers.

The managers will normally sell a stock when the managers believe its fundamental factors have changed, other investments offer better opportunities or in the case of adjusting the portfolio’s emphasis on or within a given industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

8

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters;

•	growth stocks may be out of favor for certain periods; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors with long-term goals who are interested in a core stock investment may be interested in this portfolio.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

13.56	24.92	-8.07	-16.02	-22.31	26.76	15.55
1998	1999	2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 18.19%, Q4 1998	Worst Quarter: -17.49%, Q3 2001

2005 Total Return as of March 31: -0.30%

9

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Life of Portfolio*
Portfolio — Class B	15.55	-2.56	4.36
Index	11.40	-1.76	7.53

Index: The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.

*	Since 5/1/97. Index comparison begins 4/30/97.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.65%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.18

Total Annual Operating Expenses*	1.08

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Blue Chip Portfolio to 1.35%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$110	$343	$595	$1,317

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

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The following people handle the day-to-day management of the portfolio:

Janet Campagna

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1999 and the portfolio in 2003.

•	Head of global and tactical asset allocation

•	Investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999.

•	Over 16 years of investment industry experience.

•	BS, Northeastern University; Master’s degree in Social Science, California Institute of Technology; Ph.D in Political Science, University of California at Irvine.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income and derivative securities at J.P. Morgan.

•	Senior portfolio manager for Multi Asset Class Quantitative Strategies: New York.

•	Joined the portfolio in 2003.

•	BS, The Wharton School, University of Pennsylvania.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Blue Chip Portfolio — Class B

Years Ended December 31,	2004	2003	2002^[a]
Selected Per Share Data
Net asset value, beginning of period	$11.80	$9.35	$10.28
Income (loss) from investment operations:
Net investment income (loss)^[b]	.09	.04	.03
Net realized and unrealized gain (loss) on investment transactions	1.74	2.45	(.96)

Total from investment operations	1.83	2.49	(.93)

Less distributions from:
Net investment income	(.03)	(.04)	—

Net asset value, end of period	$13.60	$11.80	$9.35

Total Return (%)	15.55	26.76	(9.05	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	17	.4
Ratio of expenses (%)	1.08	1.10	.94	*
Ratio of net investment income (loss) (%)	.70	.43	.61	*
Portfolio turnover rate (%)	249	182	195

^[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

11

Scudder Fixed Income Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks high current income. The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The portfolio may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the portfolio’s investment objective are not readily available for purchase. The portfolio’s investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the portfolio, the managers generally use a “bottom-up” approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed-income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the portfolio’s investment process. In selecting individual securities for investment, the portfolio managers:

•	assign a relative value, based on creditworthiness, cash flow and price, to each bond;

•	determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

•	use credit analysis to determine the issuer’s ability to pay interest and repay principal on its bonds; and

•	subordinate sector weightings to individual bonds that may add above-market value.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Other Investments

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

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The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio’s duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio’s investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

13

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

8.76	7.67	-2.30	9.63	5.45	7.77	4.76	4.10
1997	1998	1999	2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 4.03%, Q3 2002	Worst Quarter: -2.44%, Q2 2004

2005 Total Return as of March 31: -0.31%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Life of Portfolio*
Portfolio — Class B	4.10	6.32	5.62
Index	4.34	7.71	7.14

Index: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

*	Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.60%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.18

Total Annual Operating Expenses*	1.03

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Fixed Income Portfolio to 1.20%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

14

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$105	$328	$569	$1,259

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. The team is led by six senior portfolio managers who have final authority over all aspects of the portfolio’s investment strategy for their particular sector area of expertise. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Gary W. Bartlett, CFA

Managing Director of Deutsche Asset Management and Co-Lead Manager of the portfolio.

•	Joined Deutsche Asset Management in 1992 and the portfolio in 2002.

•	Began investment career in 1982.

•	BA, Bucknell University; MBA, Drexel University.

J. Christopher Gagnier

Managing Director of Deutsche Asset Management and Co-Lead Manager of the portfolio.

•	Joined Deutsche Asset Management in 1997 and the portfolio in 2002.

•	Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

•	Began investment career in 1979.

•	BS, The Wharton School, University of Pennsylvania; MBA, University of Chicago.

Warren S. Davis

Managing Director of Deutsche Asset Management and Co-Lead Manager of the portfolio.

•	Joined Deutsche Asset Management in 1995 and the portfolio in 2002.

•	Began investment career in 1985.

•	BS, Pennsylvania State University; MBA, Drexel University.

Daniel R. Taylor, CFA

Managing Director of Deutsche Asset Management and Co-Lead Manager of the portfolio.

•	Joined Deutsche Asset Management in 1998 and the portfolio in 2002.

•	Prior to that, fixed income portfolio manager, asset-backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1992 to 1998.

•	BS, Villanova University.

Thomas J. Flaherty

Managing	Director of Deutsche Asset Management and Co-Lead Manager of the portfolio.

•	Joined Deutsche Asset Management in 1995 and the portfolio in 2002.

•	Began investment career in 1984.

•	BA, SUNY-Stony Brook.

Timothy C. Vile, CFA

Managing Director of Deutsche Asset Management and Co-Lead Manager to the portfolio.

•	Joined Deutsche Asset Management in 1991.

•	Prior to that, portfolio manager for fixed-income portfolios at Equitable Capital Management.

•	Portfolio manager for Core Fixed Income and Global Aggregate Fixed Income.

•	Joined the portfolio in 2004.

•	BA, Susquehanna University.

William T. Lissenden

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 2002 and the portfolio in 2003.

•	Prior to that, fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities, national sales manager for fixed income securities at Prudential Securities and institutional sales professional at several firms including Prudential, Goldman Sachs and Merrill Lynch.

•	BS, St. Peter’s College; MBA, Baruch College.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

15

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Fixed Income Portfolio — Class B

Years Ended December 31,	2004		2003		2002^[a]
Selected Per Share Data
Net asset value, beginning of period	$12.13		$11.96		$11.36
Income from investment operations:
Net investment income^[b]	.45		.40		.27
Net realized and unrealized gain (loss) on investment transactions	.05		.15		.33

Total from investment operations	.50		.55		.60

Less distributions from:
Net investment income	(.38)		(.38)		—
Net realized gains on investment transactions	(.21)		—		—

Total distributions	(.59)		(.38)		—

Net asset value, end of period	$12.04		$12.13		$11.96

Total Return (%)	4.10		4.76		5.28	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	88		45		2
Ratio of expenses (%)	1.03		1.05		.92	*
Ratio of net investment income (loss) (%)	3.81		3.36		4.69	*
Portfolio turnover rate (%)	185	^[c]	229	^[c]	267

^[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^[b]	Based on average shares outstanding during the period.

^[c]	The portfolio turnover rate including mortgage dollar roll transactions was 204% and 265% for the year ended December 31, 2004 and December 31, 2003, respectively.

*	Annualized

**	Not annualized

16

Scudder Global Blue Chip Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio managers consider to be “blue chip” companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management. Although the portfolio may invest in any country, it primarily focuses on established companies in countries with developed economies (including the US).

In choosing stocks, the portfolio managers look for those blue-chip companies that appear likely to benefit from global economic trends or have promising new technologies or products.

The managers may favor securities from different companies and industries at different times, while still maintaining variety in terms of the companies and industries represented.

The portfolio normally will sell a stock when the managers believe it has reached its fair value, when its fundamental factors have changed or when adjusting its exposure to a given country or industry.

The portfolio may lend its investment securities up to 33  1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

While most of the portfolio’s equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 5% of total assets in junk bonds, (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case US and foreign stock markets. When US and foreign stock prices fall, especially prices of large company stocks, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

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•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.

18

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

26.39	-3.60	-15.69	-16.10	28.96	14.33
1999	2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 18.29%, Q4 1999	Worst Quarter: -16.07%, Q3 2002

2005 Total Return as of March 31: 0.51%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Life of Portfolio*
Portfolio — Class B	14.33	0.13	3.32
Index	14.72	-2.45	2.63

Index: The MSCI World Index is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.

*	Since 5/5/98. Index comparison begins 4/30/98.

In the bar chart, total returns for 1999, 2000 and 2003 would have been lower if operating expenses hadn’t been reduced.

In the table, total returns from inception through 2000 and in 2003 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

19

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	1.00%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.59

Total Annual Operating Expenses*	1.84

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Global Blue Chip Portfolio to 1.96%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$187	$579	$995	$2,159

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Steve M. Wreford, CFA

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 2000 and the portfolio in 2002.

•	Responsible for European Telecommunications Research.

•	Prior to that, five years of experience as a telecommunication and technology equity analyst for CCF International, New York; CCF Charterhouse, London and as a management consultant for KPMG, UK.

•	Chartered Accountant, UK (US CPA equivalent).

•	BSc, Aston University.

Oliver	Kratz

Managing	Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1996 and the portfolio in 2003.

•	Head of global portfolio selection team for Alpha Emerging Markets Equity: New York.

•	Prior to that, two years of experience at Merrill Lynch, Brown Brothers Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities Price Behavior and Valuation; Kluwers Academic Publishers, 1999.

•	BA, Tufts University and Karlova University; MALD and Ph.D, The Fletcher School, administered jointly by Harvard University and Tufts University.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

20

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Global Blue Chip Portfolio — Class B

Years Ended December 31,	2004		2003		2002^[a]
Selected Per Share Data
Net asset value, beginning of period	$10.38		$8.06		$8.98
Income (loss) from investment operations:
Net investment income (loss)^[b]	.00	^[d]	.04		.02
Net realized and unrealized gain (loss) on investment transactions	1.48		2.29		(.94)

Total from investment operations	1.48		2.33		(.92)

Less distributions from:
Net investment income	(.08)		(.01)		—

Net asset value, end of period	$11.78		$10.38		$8.06

Total Return (%)	14.33		28.96	^[c]	(10.24	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13		6		.2
Ratio of expenses before expense reductions (%)	1.84		1.87		1.60	*
Ratio of expenses after expense reductions (%)	1.83		1.64		1.60	*
Ratio of net investment income (loss) (%)	.02		.55		.49	*
Portfolio turnover rate (%)	81		65		41

^[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^[b]	Based on average shares outstanding during the period.

^[c]	Total returns would have been lower had certain expenses not been reduced.

^[d]	Amount is less than $.005 per share.

*	Annualized

**	Not annualized

21

Scudder Government & Agency Securities Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

•	direct obligations of the US Treasury;

•	securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

•	securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond’s fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond’s attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

22

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio’s duration and reducing the value of such a security. Because the portfolio focuses its investments on mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn’t protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

23

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

18.69	2.30	8.69	6.76	0.43	10.65	7.22	7.81	1.83	3.36
1995	1996	1997	1998	1999	2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 6.01%, Q2 1995	Worst Quarter: -2.05%, Q1 1996

2005 Total Return as of March 31: -0.18%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	10 Years
Portfolio — Class B	3.36	6.13	6.66
Index	4.35	7.00	7.54

Index: The Lehman Brothers GNMA Index is an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

24

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.55%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.20

Total Annual Operating Expenses	1.00

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$102	$318	$552	$1,225

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio’s investment strategy. The team is led by co-managers who are responsible for developing the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Sean P. McCaffrey, CFA

Managing Director of Deutsche Asset Management and Co-Manager of the portfolio.

•	Joined Deutsche Asset Management in 1996 after five years of experience as fixed income analyst at Fidelity Investments.

•	Portfolio manager for structured and quantitatively based active investment-grade and enhanced fixed income strategies underlying retail mutual fund and institutional mandates.

•	Heads the Fixed Income Enhanced Strategies & Mutual Funds Team: New York.

•	Joined the portfolio in 2002.

•	BS, Carnegie-Mellon University; MBA, Yale University.

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Co-Manager of the portfolio

•	Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios

•	Senior Mortgage Backed Portfolio Manager: New York.

•	Joined the portfolio in 2002.

•	BIS, University of Minnesota.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

25

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government & Agency Securities Portfolio — Class B

Years Ended December 31,	2004		2003		2002^[a]
Selected Per Share Data
Net asset value, beginning of period	$12.51		$12.82		$12.36
Income from investment operations:
Net investment income^[b]	.40		.27		.31
Net realized and unrealized gain (loss) on investment transactions	.02		(.04)		.15

Total from investment operations	.42		.23		.46

Less distributions from:
Net investment income	(.30)		(.32)		—
Net realized gains on investment transactions	(.11)		(.22)		—

Total distributions	(.41)		(.54)		—

Net asset value, end of period	$12.52		$12.51		$12.82

Total Return (%)	3.36	^[d]	1.83		3.72	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	49		38		3
Ratio of expenses (%)	1.00		.98		.84	*
Ratio of net investment income (loss) (%)	3.21		2.13		4.95	*
Portfolio turnover rate (%)	226	^[c]	511	^[c]	534	^[c]

^[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^[b]	Based on average shares outstanding during the period.

^[c]	The portfolio turnover rate including mortgage dollar roll transactions was 391%, 536% and 651% for the periods ended December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

^[d]	Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

*	Annualized

**	Not annualized

26

Scudder High Income Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes risk-adjusted relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using primarily a “bottom-up” approach, by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:

•	analyzes economic conditions for improving or undervalued sectors and industries;

•	uses independent credit research and on-site management visits to evaluate individual issuers’ debt service, growth rate, and both downgrade and upgrade potential;

•	assesses new issues versus secondary market opportunities; and

•	seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio’s average portfolio maturity may vary and may be shortened by certain of the portfolio’s securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

The portfolio may lend its investment securities up to 33  1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

27

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio’s duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

28

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

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Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of  12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

17.10	13.77	11.33	1.20	1.90	-8.91	2.37	-0.58	24.14	12.08
1995	1996	1997	1998	1999	2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 8.44%, Q2 2003	Worst Quarter: -6.72%, Q3 1998

2005 Total Return as of March 31: -0.99%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	10 Years
Portfolio — Class B	12.08	5.22	7.03
Index	11.95	8.17	8.62

Index: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

30

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.60%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.21

Total Annual Operating Expenses	1.06

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$108	$337	$585	$1,294

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Lead Manager of the portfolio.

•	Joined Deutsche Asset Management in 1998 and the portfolio in 2002.

•	Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998.

•	Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

•	BA, University of Vermont.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

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Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder High Income Portfolio — Class B

Years Ended December 31,	2004	2003	2002^[a]
Selected Per Share Data
Net asset value, beginning of period	$8.41	$7.39	$7.21
Income (loss) from investment operations:
Net investment income^[b]	.64	.64	.31
Net realized and unrealized gain (loss) on investment transactions	.32	1.03	(.13)

Total from investment operations	.96	1.67	.18

Less distributions from:
Net investment income	(.60)	(.65)	—

Net asset value, end of period	$8.77	$8.41	$7.39

Total Return (%)	12.08	24.14	2.50	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	57	37	1
Ratio of expenses(%)	1.06	1.06	.92	*
Ratio of net investment income (%)	7.71	8.23	8.78	*
Portfolio turnover rate(%)	162	165	138	**

^[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

32

Scudder International Select Equity Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics.

The portfolio primarily invests in the countries that make up the MSCI EAFE® Index. The MSCI EAFE® Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the portfolio’s assets will be invested in securities that are represented in the MSCI EAFE® Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

As of March 31, 2005, the MSCI EAFE® Index has a median market capitalization of approximately $4.72 billion. Under normal market conditions, the portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

The portfolio managers seek to identify a focused list of approximately 35 to 50 companies that offer, in their opinion, the greatest upside potential on a rolling 12-month view. The portfolio managers use an entirely bottom-up approach, with no active allocation among countries, regions or industries.

The portfolio managers’ process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE® Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio managers set a target price objective (the portfolio managers’ opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The portfolio managers apply a strict buy and sell strategy. The top 35 to 50 stocks in the ranking are purchased for the portfolio. Stocks are sold when they meet their target price objectives or when the portfolio managers revise price objectives downward. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

The portfolio may lend its investment securities up to 33  1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. The portfolio may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the portfolio will not hold more than 15% of its net assets in emerging markets.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio managers may use these and other types of derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

33

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform — in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

34

Futures and Options. Although not one of its principal investment strategies, the portfolio may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

•	the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

•	derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

•	the risk that the portfolio cannot sell the derivative because of an illiquid secondary market; and

•	futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio’s current policies had been in effect.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

12.55	16.20	9.19	9.74	45.35	-20.68	-24.62	-13.82	29.42	17.84
1995	1996	1997	1998	1999	2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 30.95%, Q4 1999	Worst Quarter: -17.38%, Q3 1998

2005 Total Return as of March 31: -1.28%

35

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	10 Years
Portfolio — Class B	17.84	-4.71	5.99
Index 1	21.26	-0.30	5.89
Index 2	20.25	-1.13	5.62

Index 1: The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Markets Free Index) is an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.

Index 2: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.75%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.28

Total Annual Operating Expenses	1.28

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$130	$406	$702	$1,545

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio’s overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

36

Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor to the portfolio. The following people handle the day-to-day management of the portfolio:

Alex Tedder

Managing Director of Deutsche Asset Management and Lead Manager of the portfolio.

•	Joined Deutsche Asset Management in 1994 and the portfolio in 2002.

•	Previously, four years of experience managing European equities and responsible for the insurance sector at Schroder Investment Management.

•	Head of International Select Equity strategy; portfolio manager and analyst for Core EAFE strategy: London.

•	MA, Freiburg University.

Matthias Knerr, CFA

Director, Deutsche Asset Management and Manager of the portfolio.

•	Joined Deutsche Asset Management in 1995 and the portfolio in 2004.

•	Portfolio manager for EAFE Equities and Global Equities.

•	BS, Pennsylvania State University.

Sangita Uberoi, CFA

Director, Deutsche Asset Management and Manager of the portfolio.

•	Joined Deutsche Asset Management in 1994 and the portfolio in 2004.

•	Portfolio manager for EAFE Equities.

•	Previous experience includes two years in equity research and investments at Lehman Brothers and Smith Barney.

•	BA, Tufts University.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio’s current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder International Select Equity Portfolio — Class B

Years Ended December 31,	2004	2003	2002^[a]
Selected Per Share Data
Net asset value, beginning of period	$10.15	$7.94	$8.98
Income (loss) from investment operations:
Net investment income (loss)^[b]	.13	.06	.02
Net realized and unrealized gain (loss) on investment transactions	1.67	2.24	(1.06)

Total from investment operations	1.80	2.30	(1.04)

Less distributions from:
Net investment income	(.07)	(.09)	—

Total distributions	(.07)	(.09)	—

Net asset value, end of period	$11.88	$10.15	$7.94

Total Return (%)	17.84	29.42	(11.58	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	18	.4
Ratio of expenses (%)	1.28	1.33	1.11	*
Ratio of net investment income (loss) (%)	1.19	.78	.54	*
Portfolio turnover rate (%)	88	139	190

^[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

37

Scudder Large Cap Value Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of March 31, 2005, the Russell 1000 Value Index had a median market capitalization of $4.50 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company’s stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio’s emphasis on a given industry.

The portfolio may lend its investment securities up to 33  1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio may invest up to 20% of total assets in foreign securities. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

38

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the portfolio’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

39

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

30.06	18.96	-10.44	15.84	1.61	-15.18	32.19	9.65
1997	1998	1999	2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 18.75%, Q2 2003	Worst Quarter: -19.15%, Q3 2002

2005 Total Return as of March 31: -1.71%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Life of Portfolio*
Portfolio — Class B	9.65	7.67	10.35
Index	16.49	5.27	11.09

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*	Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

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How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.75%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.18

Total Annual Operating Expenses*	1.18

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Large Cap Value Portfolio to 1.20%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$120	$375	$649	$1,432

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio’s investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Thomas F. Sassi

Managing Director of Deutsche Asset Management and Lead Manager of the portfolio.

•	Joined Deutsche Asset Management in 1996 and the portfolio in 1997.

•	Over 32 years of investment industry experience.

•	BBA, MBA, Hofstra University.

Steve Scrudato, CFA

Director of Deutsche Asset Management and portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 2000 as a portfolio specialist, Large Cap Value: New York.

•	Prior to that, 11 years of experience as a product specialist and client service executive at Dreyfus Investment Advisors and various investment consulting and manager research positions at Diversified Investment Advisors and PaineWebber.

•	Joined the portfolio in 2004.

•	BA, Moravian College.

The portfolio’s statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

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Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Large Cap Value Portfolio — Class B

Years Ended December 31,	2004	2003	2002^[a]
Selected Per Share Data
Net asset value, beginning of period	$14.55	$11.23	$12.77
Income (loss) from investment operations:
Net investment income (loss)^[b]	.22	.18	.15
Net realized and unrealized gain (loss) on investment transactions	1.17	3.35	(1.69)

Total from investment operations	1.39	3.53	(1.54)

Less distributions from:
Net investment income	(.17)	(.21)	—

Net asset value, end of period	$15.77	$14.55	$11.23

Total Return (%)	9.65	32.19	(12.06	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	18	.5
Ratio of expenses (%)	1.18	1.19	1.04	*
Ratio of net investment income (loss) (%)	1.46	1.55	2.74	*
Portfolio turnover rate (%)	40	58	84	**

^[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

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Scudder Money Market Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio’s advisor gives priority to earning income and maintaining the value of the portfolio’s principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer’s creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

•	Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

•	The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of similar quality by the advisor; or

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

•	Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security’s maturity.

•	US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

•	Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

•	Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US Government, corporations and municipalities. The portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks.

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The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio’s returns to lag behind those of similar money market portfolios.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

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An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio’s Class B shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

5.40	4.76	4.98	4.88	4.58	5.84	3.49	1.20	0.42	0.52
1995	1996	1997	1998	1999	2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 1.50%, Q3 2000	Worst Quarter: 0.04%, Q3 2003

2005 Total Return as of March 31: 0.40%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	10 Years
Portfolio — Class B	0.52	2.27	3.59

7-day yield as of December 31, 20034: 1.24%

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

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How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.49%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.17

Total Annual Operating Expenses	0.91

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$93	$290	$504	$1,120

The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio — Class B

Years Ended December 31,	2004	2003	2002^[a]
Selected Per Share Data
Net asset value, beginning of period	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income	.005	.004	.007

Total from investment operations	.005	.004	.007

Less distributions from:
Net investment income	(.005)	(.004)	(.007)

Net asset value, end of period	$1.000	$1.000	$1.000

Total Return (%)	.52	.42	.67	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	66	3
Ratio of expenses before expense reductions (%)	.91	.93	.79	*
Ratio of expenses after expense reductions (%)	.91	.92	.64	*
Ratio of net investment income (%)	.50	.35	1.11	*

^[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

*	Annualized

**	Not annualized

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Scudder Small Cap Growth Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks maximum appreciation of investors’ capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of March 31, 2005, the Russell 2000 Growth Index had a median market capitalization of $488 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using quantitative and qualitative screens, and extensive fundamental and field research, the managers look for companies with strong valuations, exceptional management teams, strong current or potential competitive positioning in their respective industries, clean balance sheets, and attractive earnings growth, among other factors. The managers seek to maintain a diversified portfolio of small cap growth equity holdings, generally investing across most sectors of the economy including the traditional growth-oriented sectors of information technology, health care and consumer products.

The managers generally look for companies that they believe have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects. The managers may favor different types of securities from different industries and companies at different times.

The managers will normally sell a stock when they believe its price has achieved and is unlikely to rise past the price target the team initially set at time of purchase and is unlikely to continue to rise, the stock’s fundamental investment thesis no longer holds, the team discovers a better opportunity within the same sector or if the stock’s market capitalization begins to distort the weighted-average market capitalization of the overall portfolio.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the portfolio may continue to hold their stock, but generally will not add to these holdings.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stocks perform — in this case, the small and mid-size company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them. To the extent that it invests in small and/or mid-sized companies, the portfolio will be subject to increased risk because smaller company stocks tend to be more volatile

47

than stocks of larger companies, in part because, among other things, smaller companies tend to be less established than larger companies, often have more limited product lines, and may depend more heavily upon a few key employees. In addition, the valuation of their stocks often depends on future expectations.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company’s shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors who are looking to add the growth potential of small and mid-size companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

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Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

29.75	27.72	33.87	18.07	34.23	-10.93	-28.98	-33.64	32.51	10.54
1995	1996	1997	1998	1999	2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 30.88%, Q4 1999	Worst Quarter: -31.76%, Q3 2001

2005 Total Return as of March 31: -2.00%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	10 Years
Portfolio — Class B	10.54	-9.27	8.01
Index	14.31	-3.57	7.12

Index: The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

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How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee^[1]	0.65%
Distribution/Service (12b-1) Fee	0.25
Other Expenses^[2]	0.19

Total Annual Operating Expenses^[3]	1.09

^[1]	Restated to reflect a new management fee schedule effective May 2, 2005.

^[2]	Restated and estimated to reflect the merger of 21st Century Growth Portfolio, a series of Scudder Variable Series I, into the portfolio on May 2, 2005.

^[3]	Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio’s total operating expenses at 1.09% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$111	$347	$601	$1,329

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Samuel A. Dedio

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1999 after eight years of experience as analyst at Ernst & Young, LLP, Evergreen Asset Management and Standard & Poor’s Corp.

•	Portfolio manager for US small- and mid-cap equity and senior small cap analyst for technology.

•	Joined the portfolio in 2002.

•	BA, William Patterson University; MS, American University, Kogod School of Business.

Robert S. Janis

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 2004 and the portfolio in 2005.

•	Co-Lead Portfolio Manager for US Micro, Small and Mid Cap Equity: New York.

•	Previously, 19 years of investment industry experience, including portfolio manager for Small/Mid Cap Equity at Credit Suisse Asset Management (and at its predecessor, Warburg Pincus Asset Management) and senior research analyst at US Trust Company of New York.

•	BA, MBA, The Wharton School, University of Pennsylvania.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

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Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio — Class B

Years Ended December 31,	2004	2003	2002^[a]
Selected Per Share Data
Net asset value, beginning of period	$11.29	$8.52	$9.39
Income (loss) from investment operations:
Net investment income (loss)^[b]	(.10)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.29	2.86	(.85)

Total from investment operations	1.19	2.77	(.87)

Net asset value, end of period	$12.48	$11.29	$8.52

Total Return (%)	10.54	32.51	(9.27	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	15	.5
Ratio of expenses before expense reduction (%)	1.10	1.08	.96	*
Ratio of expenses after expense reduction (%)	1.09	1.08	.96	*
Ratio of net investment income (loss) (%)	(.85)	(.80)	(.39	)*
Portfolio turnover rate (%)	117	123	68

^[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

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Scudder Strategic Income Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks a high current return. The portfolio invests mainly in bonds issued by US and foreign corporations and governments. The credit quality of the portfolio’s investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in foreign bonds. The portfolio may also invest in emerging markets securities and dividend-paying common stocks.

In deciding which types of securities to buy and sell, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers’ creditworthiness. The managers may shift the proportions of the portfolio’s holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented.

The managers may adjust the duration (a measure of sensitivity to interest rates) of the portfolio’s portfolio, depending on their outlook for interest rates.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

Part of the portfolio’s current investment strategy involves the use of various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio’s duration and reducing the value of such a security.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

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Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

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Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are interested in a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio’s current policies were in effect.

The inception date for Class B was May 1, 2003. In the bar chart and table, the performance figures for Class B before this date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with four broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

10.54	-6.22	2.16	4.81	10.86	7.40	8.27
1998	1999	2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 6.24%, Q3 1998	Worst Quarter:-3.43%, Q2 1999

2005 Total Return as of March 31: -0.93%

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Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	Life of Portfolio*
Portfolio - Class B	8.27	6.66	5.13
Index 1	10.35	8.79	7.77
Index 2	11.77	13.55	10.94
Index 3	10.76	7.32	6.79
Index 4	3.54	7.48	6.96

Index 1: The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries (including the US) with maturities greater than one year.

Index 2: The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.

Index 3: The Merrill Lynch High Yield Master Cash Pay Only Index is an unmanaged index which tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

Index 4: The Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

*	Since 5/1/97. Index comparisons begin 4/30/97.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.65%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.32

Total Annual Operating Expenses*	1.22

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Strategic Income Portfolio to 1.30%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$124	$387	$670	$1,477

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The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio’s overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio, except for the emerging market debt portion of the portfolio:

Jan Faller, CFA

Managing Director of Deutsche Asset Management and Lead Manager of the portfolio.

•	Joined Deutsche Asset Management in 1999 and the portfolio in 2000.

•	Over 13 years of investment industry experience.

•	PanAgora Asset Management, Bond and Currency Investment Manager from 1995 to 1999.

•	BA, Westmont College; MBA, Amos Tuck School, Dartmouth College.

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1998 and the portfolio in 2002.

•	Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998.

•	Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

•	BA, University of Vermont.

Sean P. McCaffrey, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1996 after five years of experience as fixed income analyst at Fidelity Investments.

•	Portfolio manager for structured and quantitatively based active investment-grade and enhanced fixed-income strategies underlying retail mutual funds and institutional mandates.

•	Head of the Fixed Income Enhanced Strategies & Mutual Funds Team: New York.

•	Joined the portfolio in 2002.

•	BS, Carnegie-Mellon University; MBA, Yale University.

Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor for the portfolio responsible for managing the portion of the portfolio’s assets invested in emerging market debt securities. The following people handle the day-to-day management of this portion of the portfolio:

Brett Diment

Managing Director of Deutsche Asset Management.

•	Joined Deutsche Asset Management in 1991.

•	Over 13 years of investment industry experience.

•	Head of Emerging Market Debt for London Fixed Income and responsible for coordinating research into Continental European markets and managing global fixed income, balanced and cash based portfolios: London.

•	Joined the portfolio in 2002.

•	BSc, London School of Economics.

Edwin Gutierrez

Director of Deutsche Asset Management.

•	Member of Emerging Debt team: London.

•	Joined Deutsche Asset Management in 2000 after 5 years of experience including emerging debt portfolio manager at INVESCO Asset Management responsible for Latin America and Asia and economist responsible for Latin America at LGT Asset Management.

•	Joined the portfolio in 2002.

•	MS, Georgetown University.

•	BA, University of California-Berkeley;

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

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Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Strategic Income Portfolio — Class B

Years Ended December 31,	2004	2003^[a]
Selected Per Share Data
Net asset value, beginning of period	$11.78	$11.44
Income (loss) from investment operations:
Net investment income^[b]	.53	.17
Net realized and unrealized gain (loss) on investment transactions	.40	.17

Total from investment operations	.93	.34

Less distributions from:
Net realized gains on investment transactions	(.54)	—

Net asset value, end of period	$12.17	$11.78

Total Return (%)	8.27	2.97	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	8
Ratio of expenses (%)	1.22	1.26	*
Ratio of net investment income (%)	4.61	1.80	*
Portfolio turnover rate (%)	210	160

^[a]	For the period from May 1, 2003 (commencement of operations of Class B shares) to December 31, 2003.

^[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

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Scudder Technology Growth Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of US companies in the technology sector. For purposes of the portfolio’s 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semi-conductors, software, telecom equipment, computer/hardware, IT services, the internet and health technology. The portfolio may invest in companies of any size.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

In addition, the managers use the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment objective, as well as appropriate benchmarks and peer groups. The managers may favor securities from different industries and companies within the technology sector at different times.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given technology industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

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The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the technology sector of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Non-Diversification Risk. The portfolio is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

Concentration Risk. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the portfolio’s performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

•	growth stocks may be out of favor for certain periods; and

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

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Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index and another relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-21.77	-32.56	-35.72	46.42	1.48
2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 28.49%, Q4 2001	Worst Quarter: -33.68%, Q3 2001

2005 Total Return as of March 31: -8.39%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Life of Portfolio*
Portfolio — Class B	1.48	-12.84	-1.99
Index 1	6.30	-9.29	-4.56
Index 2	2.91	-15.90	-6.22

Index 1: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

Index 2: The Goldman Sachs Technology Index is a modified capitalization-weighted index composed of companies involved in the technology industry.

*	Since 5/1/99. Index comparisons begin 4/30/99.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

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How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.75%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.22

Total Annual Operating Expenses*	1.22

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Technology Growth Portfolio to 1.35%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$124	$387	$670	$1,477

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio’s investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Ian Link, CFA

Managing Director of Deutsche Asset Management and Lead Manager of the portfolio.

•	Joined Deutsche Asset Management and the portfolio in 2004.

•	Head of Technology Global Sector Team.

•	Prior to joining Deutsche Asset Management, had 14 years of experience as senior vice president, fund manager, head of communications and technology teams and equity analyst for Franklin Templeton Investments.

•	BA, University of California, Davis; MBA, University of California, Berkeley.

Anne Meisner

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 2001, after 9 years of experience at Goldman Sachs as vice president, both in the fixed income technology division, as well as in equity research as the lead Infrastructure Software analyst, previously serving as member of technical staff at Bell Communications Research(formerly Bell Labs).

•	Analyst for global equity, Hardware and Software sector: New York.

•	Joined the portfolio in 2003.

•	BS, University of Wisconsin; MBA, Columbia University Business School; MS, Computer Science, Michigan State University.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

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Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Technology Growth Portfolio — Class B

Years Ended December 31,	2004	2003	2002^[a]
Selected Per Share Data
Net asset value, beginning of period	$8.80	$6.01	$6.32
Income (loss) from investment operations:
Net investment income (loss)^[b]	.01	(.07)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.12	2.86	(.29)

Total from investment operations	.13	2.79	(.31)

Net asset value, end of period	$8.93	$8.80	$6.01

Total Return (%)	1.48	46.42	(4.75	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	11	.3
Ratio of expenses before expense reductions (%)	1.22	1.25	1.06	*
Ratio of expenses after expense reductions (%)	1.21	1.25	1.06	*
Ratio of net investment income (loss) (%)	.05	(.89)	(.79	)*
Portfolio turnover rate (%)	112	66	64

^[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

62

Scudder Total Return Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. The investment advisor employs a team approach to allocate the portfolio’s assets among the various asset classes.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds and mortgage- and asset-backed securities. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed income securities, including lower-quality debt securities. Generally, most securities are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The investment advisor regularly reviews the portfolio’s investment allocations and will vary them to favor asset classes that, in their judgment, provide the most favorable return outlook consistent with the portfolio’s investment objective. In deciding how to allocate the portfolio’s assets, the advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The advisor follows specific strategies in selecting equity and fixed securities for the portfolio.

Equity securities in the portfolio generally include “growth” stocks as well as “value” stocks and normally include stocks of both small and large capitalization companies.

Growth Stocks. In choosing these securities, the investment advisor primarily invests in US companies that it believes offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The advisor focuses on high quality growth companies that are leaders or potential leaders in their respective industries. The advisor conducts in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks. When selecting value stocks, the investment advisor begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The advisor then compares a company’s stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth, but are out of favor with the market.

Small Company Stocks. In selecting stocks of small companies, a quantitative stock valuation model compares each company’s stock price to the company’s earnings, book value, sales and other measures of performance potential. The advisor also looks for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The advisor believes that by combining techniques used by fundamental value investors with extensive growth and earnings analysis it can minimize investment style bias and ultimately produce a “pure” stock selection process that seeks to add value in any market environment. The advisor also incorporates technical analysis to capture short-term price changes and evaluate the market’s responsiveness to new information.

Fixed income securities in the portfolio include both investment grade and lower-quality debt securities, and may include securities of both US and non-US (including emerging market) issuers.

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

•	assigns a relative value to each bond, based on creditworthiness, cash flow and price;

•	determines the value of each issue by examining the issuer’s credit quality, debt structure, option value and liquidity risks. The advisor looks to take advantage of any inefficiencies between this value and market trading price;

•	uses credit analysis to determine the issuer’s ability to fulfill its contracts; and

•	uses a bottom-up approach which subordinates sector weightings to individual bonds that the advisor believes may add above-market value.

The advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

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Foreign Debt Securities. In selecting these securities for investment, the advisor follows a bottom-up, relative value strategy. The advisor looks to purchase foreign securities that offer incremental value over US Treasuries. The advisor invests in a focused fashion, so that it is not simply investing in a basket of all non-US fixed income markets, but instead only those markets that its relative value process has identified as being the most attractive. The advisor sells securities or exchange currencies when they meet their target price objectives or when the advisor revises price objectives downward. In selecting emerging market securities, the advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities. In selecting these securities for investment, the investment advisor:

•	analyzes economic conditions for improving or undervalued sectors and industries;

•	uses independent credit research and on-site management visits to evaluate individual issuer’s debt service, growth rate, and both downgrade and upgrade potential;

•	assesses new issues versus secondary market opportunities; and

•	seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

Normally, the portfolio’s bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

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Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio’s duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations — down as well as up — than the stocks of larger companies. A shortage of reliable information — the same information gap that creates opportunity — can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company’s shares.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio’s investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of securities, geographical trends or other matters;

•	the advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security’s credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.

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Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

25.65	16.47	19.66	14.85	14.52	-2.87	-6.32	-15.39	17.66	6.26
1995	1996	1997	1998	1999	2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 13.25% Q2 2002	Q2 1997 Worst Quarter: - 9.97%

2005 Total Return as of March 31: -1.50%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	10 Years
Portfolio — Class B	6.26	-0.76	8.29
Index 1	10.88	-2.30	12.07
Index 2	4.34	7.71	7.72
Index 3	6.30	-9.29	9.59

Index 1: The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

Index 3: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with greater-than-average orientation.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

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How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee^[1]	0.45%
Distribution/Service (12b-1) Fee	0.25
Other Expenses^[2]	0.19

Total Annual Operating Expenses^3	0.89

^[1]	Restated to reflect a new management fee schedule effective May 2, 2005.

^[2]	Restated and estimated to reflect the merger of Balanced Portfolio, a series of Scudder Variable Series I, into the portfolio on May 2, 2005.

^[3]	Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio’s total operating expenses at 0.89% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$91	$284	$493	$1,096

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The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio’s overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor to the portfolio. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the portfolio that is allocated to it by DeIM from time to time for management.

The following people handle the day-to-day management of the portfolio:

Andrew P. Cestone	J. Christopher Gagnier	Thomas F. Sassi

Managing Director of Deutsche Asset	Managing Director of Deutsche Asset	Managing Director of Deutsche Asset
Management and Portfolio Manager of the portfolio.	Management and Portfolio Manager of the portfolio.	Management and Portfolio Manager of the portfolio.

• Joined Deutsche Asset Management in 1998 and the portfolio in 2002.	• Joined Deutsche Asset Management in 1997 and the portfolio in 2002.	• Joined Deutsche Asset Management in 1996 and the portfolio in 2004.

• Head of Core Plus Fixed Income.	• Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.	• Over 32 years of investment industry experience.

• Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998	• Began investment career in 1979.	• BBA, MBA, Hofstra University.

• Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.	• BS, The Wharton School, University of Pennsylvania; MBA, University of Chicago.

• BA, University of Vermont

Brett Diment Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.	Arnim S. Holzer Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.	Julie M. Van Cleave, CFA Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

• Joined Deutsche Asset Management in 1991 and the portfolio in 2003.	• Joined Deutsche Asset Management in 1999, and having served with the equity and fixed-income investment committees.	• Joined Deutsche Asset Management and the portfolio in 2002.

•      Head of Emerging Market Debt for London Fixed Income and responsible for coordinating research into Continental European markets and managing global fixed income, balanced and cash-based portfolios: London.

	• Senior Investment Strategist for Asset Allocation.	• Head of Large Cap Growth Portfolio Selection Team.

• Began investment career in 1991.

•      Previous experience includes 18 years of investment industry experience, including 3 years managing Emerging Markets Fixed Income, Emerging Markets Equity and Emerging Markets balanced accounts at Deltec Asset Management Corporation.

• Previous experience includes 18 years of investment industry experience at Mason Street Advisors, as Managing Director and team leader for the large cap investment team.

• BSc, London School of Economics.	• Joined the portfolio in 2004.	• BBA, MBA, University of Wisconsin — Madison.

• AB, Princeton University; MBA, Fordham University.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

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Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio — Class B

Years Ended December 31,	2004		2003		2002^[a]
Selected Per Share Data
Net asset value, beginning of period	$21.28		$18.64		$19.46
Income (loss) from investment operations:
Net investment income (loss)^[b]	.39		.28		.18
Net realized and unrealized gain (loss) on investment transactions	.92		2.92		(1.00)

Total from investment operations	1.31		3.20		(.82)

Less distributions from:
Net investment income	(.26)		(.56)		—

Net asset value, end of period	$22.33		$21.28		$18.64

Total Return (%)	6.26		17.66		(4.21	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33		21		.8
Ratio of expenses (%)	.97		.99		.86	*
Ratio of net investment income (loss) (%)	1.80		1.48		1.96	*
Portfolio turnover rate (%)	131	^[c]	102	^[c]	140

^[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^[b]	Based on average shares outstanding during the period.

^[c]	The portfolio turnover rate including mortgage dollar roll transactions was 140% and 108% for the periods ended December 31, 2004 and December 31, 2003, respectively.

*	Annualized

**	Not annualized

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Scudder Mercury Large Cap Core Portfolio

The Portfolio’s Main Investment Strategy

The portfolio’s investment objective is long-term capital growth. The portfolio seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large-cap companies located in the US.

Under normal circumstances, the portfolio seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-cap companies the portfolio managers select from among those that are, at the time of purchase, included in the Russell 1000® Index (as of March 31, 2005, the Russell 1000® Index had a median market capitalization of $4.46 billion). The portfolio managers use a multi-factor quantitative model to look for companies within the Russell 1000® Index that, in their opinion, are consistent with the investment objective of the portfolio.

The portfolio will seek to outperform its benchmark by using a blended investment strategy that emphasizes a mix of both growth and value stocks and will seek to outperform the Russell 1000® Index.

In selecting securities for the portfolio, the managers use a proprietary quantitative model. The model employs three filters in its initial screens: earnings momentum, earnings surprise and valuation. The managers look for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company’s pricing structure. A company’s stock price relative to its earnings and book value is also examined — if the managers believe that a company is overvalued, it will not be considered as an investment. After the initial screening is done, the managers rely on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the managers believe have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in the Russell 1000® Index, and because the portfolio’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an “index” fund. In seeking to outperform its benchmark, however, the managers review potential investments using certain criteria that are based on the securities in the Russell 1000® Index. These criteria currently include the following:

•	relative price to earnings and price to book ratios

•	stability and quality of earnings momentum and growth

•	weighted median market capitalization of the portfolio

•	allocation among the economic sectors of the portfolio as compared to the Index

•	weighted individual stocks within the Index

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

While the portfolio invests primarily in large-cap companies located in the US, it may invest a portion of its assets in foreign companies. The portfolio could invest up to 10% of its total assets in the securities of foreign issuers, including issuers whose shares are represented by American Depositary Receipts (“ADRs”).

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. While engaged in a temporary defensive position, the portfolio’s ability to pursue its investment objective may be adversely affected. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

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The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of small- or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

No performance information is provided because the portfolio has not yet been in operation for a full calendar year.

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How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.90%
Distribution/Service (12b-1) Fee	0.25
Other Expenses*	0.35

Total Annual Operating Expenses	1.50

Expense Waiver/Reimbursement	0.30

Net Annual Operating Expenses**	1.20

*	Other expenses are based on estimated amounts for the current fiscal year.

**	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Mercury Large Cap Core Portfolio to 1.20%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$122	$445	$790	$1,765

The Portfolio Managers

The portfolio’s subadvisor is Fund Asset Management, L.P., doing business as Mercury Advisors. The portfolio is managed by a team of investment professionals who each participate in the team’s research process and stock selection. The senior investment professional and lead portfolio manager of this group is Robert C. Doll, Jr., CFA, CPA. Mr. Doll is responsible for the setting and implementation of the portfolio’s investment strategy and for its day-to-day management. He joined the subadvisor in 1999 and the portfolio in 2004, and has over 22 years of investment industry experience. Mr. Doll was formerly the Chief Investment Officer of Oppenheimer Funds, Inc. where he also served as a portfolio manager. Mr. Doll’s team also includes Tasos Bouloutas (over nine years of investment industry experience), Dan Hansen (over nine years of investment industry experience), Brenda Sklar (over eight years of investment industry experience) and Gregory Brunk (over 12 years of investment industry experience), each of whom joined the portfolio in 2004.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

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Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Mercury Large Cap Core Portfolio — Class B

	2004^[a]
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)^[b]	.01
Net realized and unrealized gain (loss) on investment transactions	.38

Total from investment operations	.39

Net asset value, end of period	$10.39

Total Return (%)^[c]	3.90	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses before expense reductions (%)	22.55	*
Ratio of expenses after expense reductions (%)	1.11	*
Ratio of net investment income (loss) (%)	.80	*
Portfolio turnover rate (%)	104	*

^[a]	For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

^[b]	Based on average shares outstanding during the period.

^[c]	Total returns would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

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Scudder Templeton Foreign Value Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal market conditions, the portfolio invests mainly in the equity securities of companies located outside the US, including emerging markets. The portfolio will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “foreign securities,” as defined below, which may include emerging markets.

For purposes of the portfolio’s investments, “foreign securities” means those securities issued by companies:

•	whose principal securities trading markets are outside the US; or

•	that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the US; or

•	that have a significant portion of their assets outside the US; or

•	that are linked to non-US dollar currencies; or

•	that are organized under the laws of, or with principal offices in, another country.

The portfolio’s definition of “foreign securities” as used in this prospectus may differ from the definition of the same or similar term as used in other mutual fund prospectuses. As a result, the portfolio may hold foreign securities that other funds may classify differently.

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. The portfolio also invests in American, European and Global Depositary Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The portfolio, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

When choosing equity investments for the portfolio, the manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company’s price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Depending upon current market conditions, the portfolio generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

The portfolio may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. The portfolio may invest up to 5% of its total assets in options and swap agreements. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

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The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the portfolio.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

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Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

•	the manager could be incorrect in the analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

Performance

No performance information is provided because the portfolio has not yet been in operation for a full calendar year.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.95%
Distribution/Service (12b-1) Fee	0.25
Other Expenses*	0.40

Total Annual Operating Expenses	1.60

Expense Waiver/Reimbursement	0.26

Net Annual Operating Expenses**	1.34

*	Other expenses are based on estimated amounts for the current fiscal year.

**	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Templeton Foreign Value Portfolio to 1.34%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$136	$480	$846	$1,878

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The Portfolio Manager

The portfolio’s subadvisor is Templeton Investment Counsel LLC. The following person handles day-to-day management of the portfolio.

Antonio Docal, CFA

Lead Portfolio Manager of the portfolio.

•	Joined the portfolio in 2004.

•	Over 20 years of investment industry experience.

•	At Templeton, as an analyst, focuses on the global chemical industry and the telecommunications equipment sector.

•	MBA, Sloan School of Management at the Massachusetts Institute of Technology.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Templeton Foreign Value Portfolio — Class B

	2004^[a]
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)^[b]	—
Net realized and unrealized gain (loss) on investment transactions	.56

Total from investment operations	.56

Net asset value, end of period	$10.56

Total Return (%)^[c]	5.60	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3
Ratio of expenses before expense reductions (%)	7.74	*
Ratio of expenses after expense reductions (%)	1.34	*
Ratio of net investment income (loss) (%)	.21	*
Portfolio turnover rate (%)	—

^[a]	For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

^[b]	Based on average shares outstanding during the period.

^[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

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SVS Davis Venture Value Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks growth of capital.

The portfolio invests primarily in common stock of US companies with market capitalizations of at least $5 billion.

The portfolio managers select common stocks of quality, overlooked growth companies at value prices and hold them for the long term. The portfolio managers look for companies with sustainable growth rates selling at modest price-earnings multiples that the portfolio managers hope will expand as other investors recognize the company’s true worth. The portfolio managers believe that by combining a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks.

The portfolio managers consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, manage risk and enhance the potential for superior long-term returns.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

The portfolio may also invest in foreign companies and US companies with smaller market capitalizations.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

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•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

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Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

Investors with long-term goals who want a core stock investment may be interested in this portfolio.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how the average annual returns of the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-16.02	29.42	11.42
2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 17.04%, Q2 2003	Worst Quarter: -12.72%, Q3 2002

2005 Total Return as of March 31: -0.41%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	Life of Portfolio*
Portfolio — Class B	11.42	3.84
Index	16.49	5.65

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to -book ratios and lower forecasted growth values.

*	Since 5/1/01. Index comparison begins 4/30/01.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

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How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.95%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.24

Total Annual Operating Expenses*	1.44

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Davis Venture Value Portfolio to 1.55%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$147	$456	$787	$1,724

The Portfolio Managers

The portfolio’s subadvisor is Davis Selected Advisers, L.P. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher C. Davis and Kenneth Charles Feinberg, who have each managed the portfolio since inception. Mr. Davis is Chief Executive Officer of Davis Selected Advisers, L.P. and manages several funds advised by the firm. Mr. Davis began his investment career and joined the subadvisor in 1988. Mr. Feinberg also manages several funds advised by Davis Selected Advisers, L.P. He began his investment career in 1987 and joined the subadvisor in 1994 as a research analyst.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

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Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Davis Venture Value Portfolio — Class B

Years Ended December 31,	2004		2003	2002^[a]
Selected Per Share Data
Net asset value, beginning of period	$10.29		$7.98	$8.52
Income (loss) from investment operations:
Net investment income (loss)^[b]	.04		.02	.04
Net realized and unrealized gain (loss) on investment transactions	1.13		2.32	(.58)

Total from investment operations	1.17		2.34	(.54)

Less distributions from:
Net investment income	—	***	(.03)	—

Net asset value, end of period	$11.46		$10.29	$7.98

Total Return (%)	11.42		29.42	(6.34	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66		29	.8
Ratio of expenses (%)	1.44		1.40	1.27	*
Ratio of net investment income (loss) (%)	.36		.23	1.06	*
Portfolio turnover rate (%)	3		7	22

^[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

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SVS Dreman Financial Services Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks to provide long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. These may include companies of any size that commit at least half of their assets to the financial services sector, or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio managers begin by screening for financial services stocks whose price-to-earnings ratios are below the average for the Standard & Poors Financial Index. The managers then compare a company’s stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various financial industries. The managers may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the emphasis on a given industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 30% of total assets in foreign securities, and up to 20% of net assets in investment-grade debt securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, financial services company stocks. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

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Concentration Risk. The portfolio concentrates its investments in companies in the financial services sector. A portfolio with a concentrated portfolio is vulnerable to the risks of the industry or industries in which it invests and is subject to greater risks and market fluctuations than portfolios investing in a broader range of industries.

Non-Diversification Risk. The portfolio is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty; and

•	a bond could fall in credit quality, go into default, or decrease in value for various reasons, including a change in prevailing interest rates.

This portfolio may be appropriate for long-term investors who want to gain exposure to the financial services sector and can accept the above-average risks of a sector-specific investment.

84

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index and one other relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-5.29	26.72	-5.09	-8.65	27.73	11.50
1999	2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 22.27%, Q3 2000	Worst Quarter: -15.79%, Q3 2002

2005 Total Return as of March 31: -7.94%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Life of Portfolio*
Portfolio — Class B	11.50	9.37	5.70
Index 1	10.88	-2.30	2.82
Index 2	10.89	7.26	5.64

Index 1: The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index 2: The S&P Financial Index is an unmanaged index generally representative of the financial stock market.

*	Since 5/4/98. Index comparisons begin 4/30/98.

Total returns from inception through 1999 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

85

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.75%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.22

Total Annual Operating Expenses*	1.22

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Dreman Financial Services Portfolio to 1.39%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$124	$387	$670	$1,477

The Portfolio Managers

The portfolio’s subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio’s investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman

Chairman and CIO of the subadvisor and Lead Manager of the portfolio.

•	Began investment career in 1957.

•	Joined the portfolio in 1998.

•	Founder and Chairman, Dreman Value Management L.L.C. since 1977.

F. James Hutchinson

Managing Director of the subadvisor and Portfolio Manager of the portfolio.

•	Began investment career in 1986.

•	Joined the portfolio in 2001.

•	Prior to joining Dreman Value Management, L.L.C. in 2000, associated with The Bank of New York for over 30 years in both the corporate finance and trust/ investment management areas, including President of The Bank of New York (NJ).

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

86

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Financial Services Portfolio — Class B

Years Ended December 31,	2004	2003	2002^[a]
Selected Per Share Data
Net asset value, beginning of period	$12.31	$9.78	$10.57
Income (loss) from investment operations:
Net investment income (loss)^[b]	.18	.14	.06
Net realized and unrealized gain (loss) on investment transactions	1.22	2.53	(.85)

Total from investment operations	1.40	2.67	(.79)

Less distributions from:
Net investment income	(.14)	(.14)	—

Net asset value, end of period	$13.57	$12.31	$9.78

Total Return (%)	11.50	27.73	(7.47	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	9	.4
Ratio of expenses (%)	1.22	1.25	1.08	*
Ratio of net investment income (loss) (%)	1.41	1.45	1.33	*
Portfolio turnover rate (%)	8	7	13

^[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

87

SVS Dreman High Return Equity Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of March 31, 20045, the S&P 500 Index had a median market capitalization of $10.82 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company’s stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio may invest up to 20% of net assets in US dollar-denominated American Depository Receipts and in securities of foreign companies traded principally in securities markets outside the US.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may also use derivatives in circumstances where the portfolio believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

88

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the portfolio’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may serve investors with long-term goals who are interested in alarge-cap value portfolio that may focus on certain sectors of the economy.

89

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-11.38	30.19	1.44	-18.25	31.60	13.53
1999	2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 20.65%, Q2 2003	Worst Quarter: -17.44%, Q3 2002

2005 Total Return as of March 31: 0.53%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Life of Portfolio*
Portfolio — Class B	13.53	10.03	5.93
Index	10.88	-2.30	2.82

Index: The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*	Since 5/4/98. Index comparison begins 4/30/98.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

90

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.73%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.18

Total Annual Operating Expenses*	1.16

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Dreman High Return Equity Portfolio to 1.27%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$118	$368	$638	$1,409

The Portfolio Managers

The portfolio’s subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman

Chairman and CIO of the subadvisor and Co-Manager of the portfolio.

•	Began investment career in 1957.

•	Joined the portfolio in 1998.

•	Founder and Chairman, Dreman Value Management L.L.C. since 1977.

F. James Hutchinson

Managing Director of the subadvisor and Co-Manager of the portfolio.

•	Began investment career in 1986.

•	Joined the portfolio in 2002.

•	Prior to joining Dreman Value Management, L.L.C. in 2000, associated with The Bank of New York for over 30 years in both the corporate finance and trust/investment management areas, including President of The Bank of New York (NJ).

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

91

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman High Return Equity Portfolio — Class B

Years Ended December 31,	2004	2003	2002^[a]
Selected Per Share Data
Net asset value, beginning of period	$11.27	$8.75	$9.57
Income (loss) from investment operations:
Net investment income (loss)^[b]	.18	.16	.18
Net realized and unrealized gain (loss) on investment transactions	1.33	2.53	(1.00)

Total from investment operations	1.51	2.69	(.82)

Less distribution from:
Net investment income	(.15)	(.17)	—

Net asset value, end of period	$12.63	$11.27	$8.75

Total Return (%)	13.53	31.60	(8.57	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	117	66	2
Ratio of expenses (%)	1.16	1.18	1.05	*
Ratio of net investment income (loss) (%)	1.58	1.75	4.30	*
Portfolio turnover rate (%)	9	18	17

^[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

92

SVS Dreman Small Cap Value Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of March 31, 2005, the Russell 2000 Value Index had a median market capitalization of $570 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

93

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the portfolio’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Small Company Risk. To the extent that a portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company’s shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap market exposure.

94

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio’s current policies and advisory agreement had been in effect.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

21.43	-11.47	2.54	3.79	17.37	-11.63	41.65	25.52
1997	1998	1999	2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 21.63%, Q2 2003	Worst Quarter: - 22.52%, Q3 1998

2005 Total Return as of March 31: -0.63%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Life of Portfolio*
Portfolio — Class B	25.52	13.87	9.20
Index	22.25	17.23	13.70

Index: The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

•	Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

95

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.75%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.16

Total Annual Operating Expenses*	1.16

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Dreman Small Cap Value Portfolio to 1.24%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$118	$368	$638	$1,409

The Portfolio Managers

The portfolio’s subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman

Chairman and CIO of the subadvisor and Co-Manager of the portfolio.

•	Began investment career in 1957.

•	Joined the portfolio in 2002.

•	Founder and Chairman, Dreman Value Management, L.L.C. since 1977.

Nelson Woodward

Managing Director of the subadvisor and Co-Manager of the portfolio.

•	Began investment career in 1957.

•	Joined the portfolio in 2002.

96

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio — Class B

Years Ended December 31,	2004	2003	2002^[a]
Selected Per Share Data
Net asset value, beginning of period	$16.03	$11.65	$13.86
Income (loss) from investment operations:
Net investment income (loss)^[b]	.10	.13	.17
Net realized and unrealized gain (loss) on investment transactions	3.97	4.56	(2.38)

Total from investment operations	4.07	4.69	(2.21)

Less distributions from:
Net investment income	(.09)	(.12)	—
Net realized gains on investment transactions	—	(.19)	—

Total distributions	(.09)	(.31)	—

Net asset value, end of period	$20.01	$16.03	$11.65

Total Return (%)	25.52	41.65	(15.95	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	32	1
Ratio of expenses (%)	1.16	1.19	1.06	*
Ratio of net investment income (loss) (%)	.59	1.07	3.01	*
Portfolio turnover rate (%)	73	71	86

^[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2003.

^[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

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SVS Index 500 Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks returns that, before expenses, correspond to the total return of US common stocks as represented by the Standard & Poor’s 500 Index (S&P 500 Index).

The portfolio seeks to match, as closely as possible before expenses, the performance of the S&P 500 Index, which emphasizes stocks and securities of large US companies. Under normal circumstances, the portfolio invests at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks and securities included in the S&P 500 Index.

In choosing stocks, the portfolio uses an indexing strategy. The portfolio buys the largest stocks of the S&P 500 Index in roughly the same proportion to the S&P 500 Index. With the smaller stocks of the S&P 500 Index, the portfolio manager uses a statistical process known as sampling to select stocks whose overall performance is expected to be similar to that of the smaller companies in the S&P 500 Index.

The portfolio seeks to keep the composition of its portfolio similar to the S&P 500 Index in industry distribution, market capitalization and significant fundamental characteristics (such as price-to-book ratios and dividend yields). Over the long term, the portfolio manager seeks a correlation between the performance of the portfolio, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

The portfolio will normally sell a stock when it is removed from the S&P 500 Index or as a result of the portfolio’s statistical process.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio may invest up to 20% of total assets in stock index futures and options, as well as short-term debt securities. The portfolio typically invests new flows of money in index futures in order to gain immediate exposure to the S&P 500 Index.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Index Investing Risk. The portfolio’s index strategy involves several risks. The portfolio could underperform the S&P 500 Index during short periods or over the long term, either because its selection of stocks failed to track the S&P 500 Index or because of the effects of portfolio expenses or shareholder transactions. The portfolio’s index strategy also means that it does not have the option of using defensive investments or other management actions to reduce the portfolio’s exposure to a declining market.

Derivatives Risk. The portfolio may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes or as leveraged instruments that magnify the gains or losses of an investment. The portfolio invests in derivatives pending investment of new cash flows or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include: the risk that the derivative is not well correlated with the securities for which it is acting as a substitute; and the risk that the portfolio cannot sell the derivative because of an illiquid secondary market.

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Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio is designed for long-term investors interested in a portfolio that is designed to avoid substantially underperforming the overall large-cap stock market.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of the McGraw-Hill Companies, Inc., and have been licensed for use by Deutsche Asset Management. SVS Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the portfolio. Additional information may be found in the portfolio’s Statement of Additional Information.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-10.16	-12.27	-22.57	27.57	9.98
2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 15.06%, Q2 2003	Worst Quarter: - 17.26%, Q3 2002

2005 Total Return as of March 31: -2.34%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Life of Portfolio*
Portfolio — Class B	9.98	-3.06	-1.21
Index	10.88	-2.30	-0.10

Index: The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*	Since 9/1/99. Index comparison begins 8/31/99.

Total returns for 1999 through 2001 and for 2004 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

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How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee*	0.20%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.22

Total Annual Operating Expenses	0.67

Less Expense Waiver/Reimbursement**	0.04

Net Annual Operating Expenses**	0.63

*	Restated to reflect a new management fee schedule effective October 1, 2004.

**	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Index 500 Portfolio to 0.627%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$64	$210	$369	$831

The Portfolio Manager

The portfolio’s subadvisor is Northern Trust Investments, N.A.

James B. Francis is primarily responsible for the day-to-day management of the portfolio. Mr. Francis is a Senior Vice President of the subadvisor where he is responsible for the management of various equity and equity index portfolios. Mr. Francis joined the subadvisor in February 2005. From 1988 to 2005, he was a Senior Portfolio Manager with State Street Global Advisors where he managed various equity portfolios.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

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Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Index 500 Portfolio — Class B

Years Ended December 31,	2004		2003	2002^[a]
Selected Per Share Data
Net asset value, beginning of period	$8.32		$6.59	$7.21
Income (loss) from investment operations:
Net investment income (loss)^[b]	.11		.06	.05
Net realized and unrealized gain (loss) on investment transactions	.72		1.74	(.67)

Total from investment operations	.83		1.80	(.62)

Less distributions from:
Net investment income	(.06)		(.07)	—

Net asset value, end of period	$9.09		$8.32	$6.59

Total Return (%)	9.98	^[c]	27.57	(8.60	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69		33	1
Ratio of expenses before expense reductions (%)	.79		.88	.69	*
Ratio of expenses after expense reductions (%)	.78		.88	.69	*
Ratio of net investment income (loss) (%)	1.28		.92	1.42	*
Portfolio turnover rate (%)	13		8	6

^[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^[b]	Based on average shares outstanding during the period.

^[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

101

SVS INVESCO Dynamic Growth Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term capital growth.

The portfolio normally invests at least 65% of its net assets in common stocks of mid-size companies. The portfolio considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell MidCap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The portfolio also has the flexibility to invest in other types of securities including preferred stocks, convertible securities and bonds.

The core of the portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors.

The portfolio’s strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company’s securities and general market and monetary conditions. Consequently, the portfolio’s investments are usually bought and sold relatively frequently.

While the portfolio generally invests in mid-size companies, it sometimes invests in the securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies and the price of portfolio shares tends to fluctuate more than it would if the portfolio invested in the securities of larger companies.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

While the portfolio invests mainly in US securities, it could invest up to 25% of total assets in foreign securities. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform, in this case, the small and mid-size company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Small and mid-size company stocks tend to be more volatile than stocks of larger companies, in part because small and mid-size companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

102

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

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Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-31.12	35.26	11.45
2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 16.11%, Q2 2003	Worst Quarter: -20.50%, Q2 2002

2005 Total Return as of March 31: -1.64%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	Life of Portfolio*
Portfolio — Class B	11.45	-2.47
Index	15.48	2.45

Index: The Russell Mid Cap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values.

*	Since 5/1/01. Index comparison begins 4/30/01.

Total returns for 2001, 2003 and 2004 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

104

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	1.00%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.63

Total Annual Operating Expenses	1.88

Less Expense Waiver*	0.18

Net Annual Operating Expenses*	1.70

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS INVESCO Dynamic Growth Portfolio to 1.70%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$173	$573	$999	$2,186

The Portfolio Manager

The portfolio’s subadvisor is INVESCO Institutional (N.A.), Inc. (“INVESCO”). Paul J. Rasplicka is the manager of the portfolio. Mr. Rasplicka, a Senior Portfolio Manager at INVESCO, has been affiliated with INVESCO and/or its affiliates since 1994 and joined the portfolio in 2004.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

105

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS INVESCO Dynamic Growth Portfolio — Class B

Years Ended December 31,	2004		2003		2002^[a]
Selected Per Share Data
Net asset value, beginning of period	$8.21		$6.07		$6.51
Income (loss) from investment operations:
Net investment income (loss)^[b]	(.09)		(.09)		(.03)
Net realized and unrealized gain (loss) on investment transactions	1.03		2.23		(.41)

Total from investment operations	.94		2.14		(.44)

Net asset value, end of period	$9.15		$8.21		$6.07

Total Return (%)	11.45	^[c]	35.26	^[c]	(6.76	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7		5		.1
Ratio of expenses before expense reductions (%)	1.88		1.85		1.40	*
Ratio of expenses after expense reductions (%)	1.70		1.69		1.40	*
Ratio of net investment income (loss) (%)	(1.11)		(1.24)		(.82	)*
Portfolio turnover rate (%)	133		115		79

^[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^[b]	Based on average shares outstanding during the period.

^[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

106

SVS Janus Growth And Income Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term capital growth and current income.

The portfolio applies a “bottom-up” approach in choosing investments. In other words, it looks mostly for equity and income-producing securities that meet its investment criteria one at a time. If the portfolio is unable to find such investments, much of the portfolio’s assets may be in cash or similar investments.

The portfolio normally emphasizes investments in equity securities. It may invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least 25% of its total assets in securities the portfolio manager believes have income potential.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities have the potential to appreciate in value. The portfolio manager generally seeks to identify equity securities of companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries or geographic regions may warrant greater consideration in selecting foreign securities.

The portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager’s analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities may provide better returns than the yields then available or expected on income-producing securities, the portfolio will place a greater emphasis on the growth component of its holdings.

The growth component of the portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

The income component of the portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the portfolio if they currently pay dividends or if the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio’s total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and have higher volatility and risk of default.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

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The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

•	debt securities may be subject to interest rate risk and credit risk;

•	growth stocks may be out of favor for certain periods; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

108

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-9.40	-12.50	-20.34	23.94	11.09
2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 12.36%, Q4 2004	Worst Quarter: -15.90%, Q3 2002

2005 Total Return as of March 31: -1.73%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Life of Portfolio*
Portfolio — Class B	11.09	-2.76	-0.03
Index	6.30	-9.29	-6.30

Index: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

*	Since 10/29/99. Index comparison begins 10/31/99.

Total returns for 1999 and 2000 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

109

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee*	0.75%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.24

Total Annual Operating Expenses**	1.24

*	Restated to reflect a new management fee schedule effective May 1, 2005.

**	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Janus Growth and Income Portfolio to 1.35%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$126	$393	$681	$1,500

The Portfolio Manager

The portfolio’s subadvisor is Janus Capital Management LLC (“Janus”). The portfolio manager is Minyoung Sohn. He joined Janus in 1998 as a research analyst. Mr. Sohn joined the portfolio in 2004 and holds a Bachelor’s degree in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

110

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Janus Growth and Income Portfolio — Class B

Years Ended December 31,	2004	2003		2002^[a]***
				(Restated)
Selected Per Share Data
Net asset value, beginning of period	$8.84	$7.17		$7.96
Income (loss) from investment operations:
Net investment income (loss)^[b]	(.01)	—	^[c]	.02
Net realized and unrealized gain (loss) on investment transactions	.99	1.71		(.81)

Total from investment operations	.98	1.71		(.79)

Less distributions from:
Net investment income	—	(.04)		—

Net asset value, end of period	$9.82	$8.84		$7.17

Total Return (%)	11.09	23.94		(9.92	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	15		.4
Ratio of expenses (%)	1.44	1.47		1.29	*
Ratio of net investment income (loss) (%)	(.04)	(.01)		.48	*
Portfolio turnover rate (%)	52	46		57

^[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^[b]	Based on average shares outstanding during the period.

^[c]	Amount is less than $.005 per share.

*	Annualized

**	Not annualized

***	Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -10.30% to -9.92% in accordance with this change.

111

SVS Janus Growth Opportunities Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

The portfolio applies a “bottom-up” approach in choosing investments. In other words, it looks for companies with earnings growth potential one at a time. If the portfolio is unable to find investments with earnings growth potential, a significant portion of the portfolio’s assets may be in cash or similar investments.

The portfolio invests primarily in equity securities selected for their growth potential. Although the portfolio can invest in companies of any size, it generally invests in larger, more established companies.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities will appreciate in value. The portfolio manager generally seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the portfolio.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio’s total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and typically will have higher volatility and risk of default.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

112

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

•	growth stocks may be out of favor for certain periods; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

113

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-11.64	-23.88	-30.85	26.47	12.21
2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 14.82%, Q4 2001	Worst Quarter: -25.51%, Q3 2001

2005 Total Return as of March 31: -3.24%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Life of Portfolio*
Portfolio — Class B	12.21	-8.01	-5.00
Index	6.30	-9.29	-6.30

Index: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

*	Since 10/29/99. Index comparison begins 10/31/99.

Total returns for 1999 and 2000 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

114

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee*	0.75%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.25

Total Annual Operating Expenses**	1.25

*	Restated to reflect a new management fee schedule effective May 1, 2005.

**	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Janus Growth Opportunities Portfolio to 1.35%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$127	$397	$686	$1,511

The Portfolio Manager

The portfolio’s subadvisor is Janus Capital Management LLC (“Janus”). The portfolio manager is Marc Pinto. Mr. Pinto joined Janus in 1994 and has managed the portfolio since its inception.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

115

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Janus Growth Opportunities Portfolio — Class B

Years Ended December 31,	2004	2003	2002^[a]
Selected Per Share Data
Net asset value, beginning of period	$6.88	$5.44	$5.87
Income (loss) from investment operations:
Net investment income (loss)^[b]	(.01)	(.04)	(.01)
Net realized and unrealized gain (loss) on investment transactions	.85	1.48	(.42)

Total from investment operations	.84	1.44	(.43)

Net asset value, end of period	$7.72	$6.88	$5.44

Total Return (%)	12.21	26.47	(7.33	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	6	.2
Ratio of expenses(%)	1.45	1.46	1.29	*
Ratio of net investment income (loss) (%)	(.08)	(.56)	(.49	)*
Portfolio turnover rate (%)	58	50	48

^[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

116

SVS MFS Strategic Value Portfolio

The Portfolio’s Main Investment Strategy

The portfolio’s investment objective is to provide capital appreciation. The portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies which the manager believes are undervalued in the market relative to their long term potential. The equity securities of these companies may be undervalued because they are temporarily out of favor in the market due to:

•	a decline in the market

•	poor economic conditions

•	developments that have affected or may affect the issuer of the securities or the issuer’s industry; or

•	the market has overlooked them

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

The portfolio also invests in other types of securities, such as fixed income securities, including lower rated securities commonly referred to as junk bonds, and warrants, when relative values make such purchases attractive.

The manager uses a bottom-up, as opposed to a top-down, investment style in managing the portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the manager and the subadvisor’s large group of equity research analysts.

The portfolio may lend its investment securities up to 33  1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies. The portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

117

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

•	a bond could decline in credit quality or go into default; this risk is greater with lower rated bonds;

•	some bonds could be paid off earlier than expected, which could hurt the portfolio’s performance; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

118

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio’s Class B shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

26.35	17.40
2003	2004

For the periods included in the bar chart:

Best Quarter: 19.76%, Q2 2003	Worst Quarter: -5.55%, Q1 2003

2005 Total Return as of March 31: -2.99%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	Life of Portfolio*
Portfolio — Class B	17.40	12.64
Index	16.49	12.55

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*	Since 7/1/02. Index comparison begins 6/30/02.

Total returns from inception through 2004 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

119

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.95%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.59

Total Annual Operating Expenses	1.79

Expense Waiver/Reimbursement*	0.24

Net Annual Operating Expenses*	1.55

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS MFS Strategic Value Portfolio to 1.55%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$158	$540	$947	$2,086

The Portfolio Managers

The portfolio’s subadvisor is Massachusetts Financial Services Company (“MFS”). The portfolio is managed by a team that participates equally in the research process, strategy discussions, portfolio construction, final buy and sell decisions, and risk management for the portfolio. The portfolio management team is comprised of Kenneth J. Enright and Alan T. Langsner. Mr. Enright is a Senior Vice President of MFS and a Chartered Financial Analyst, has been employed in the investment management area of the subadvisor since 1986 and joined the portfolio in 2002. Mr. Langsner is a Vice President of MFS. He joined MFS in 1999 as an Equity Research Analyst following newspapers, networking, telecom equipment, specialty pharmaceuticals, electric equipment, software, and small and mid-cap biotechnology. Mr. Langsner joined the portfolio in 2004.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

120

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS MFS Strategic Value Portfolio — Class B

Year Ended December 31,	2004	2003	2002^[a]
Selected Per Share Data
Net asset value, beginning of period	$10.22	$8.11	$8.93
Income (loss) from investment operations:
Net investment income (loss)^[b]	.07	.02	.04
Net realized and unrealized gain (loss) on investment transactions	1.71	2.11	(.86)

Total from investment operations	1.78	2.13	(.82)

Less distributions from:
Net investment income	(.01)	(.02)	—
Net realized gains	(.01)	—	—

Total distributions	(.02)	(.02)	—

Net asset value, end of period	$11.98	$10.22	$8.11

Total Return (%)^[c]	17.40	26.35	(9.18	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	13	.3
Ratio of expenses before expense reductions (%)	1.79	2.32	2.96	*
Ratio of expenses after expense reductions (%)	1.52	1.54	1.40	*
Ratio of net investment income (loss) (%)	.67	.28	.87	*
Portfolio turnover rate (%)	54	40	7

^[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^[b]	Based on average shares outstanding during the period.

^[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

121

SVS Oak Strategic Equity Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities. The portfolio invests primarily in common stocks of established US companies with large market capitalizations (in excess of $5 billion). In selecting investments, the portfolio manager chooses stocks of companies which he believes have above-average growth potential at attractive prices. The portfolio manager’s investment process begins with a top-down analysis of industry sectors that he believes have the best potential for long-term growth based on an overall analysis of the economy and interest rate trends. The portfolio manager then focuses on the key performers in those areas based on a highly qualitative, subjective analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management. The portfolio manager buys and holds companies for the long-term and seeks to keep portfolio turnover to a minimum.

The portfolio may lend its investment securities up to 33  1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

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Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of  12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-39.82	49.13	0.88
2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 19.91%, Q2 2003	Worst Quarter: -27.73%, Q2 2002

2005 Total Return as of March 31: -10.60%

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Average Annual Total Returns (%) as of 12/31/2004

	1 Year	Life of Portfolio*
Portfolio — Class B	0.88	-9.73
Index	6.30	-3.18

Index: The Russell 1000 Growth Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

*	Since 5/1/01. Index comparison begins 4/30/01.

Total returns for 2001 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.95%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.29

Total Annual Operating Expenses*	1.49

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Oak Strategic Equity Portfolio to 1.55%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$152	$471	$813	$1,779

The Portfolio Manager

The portfolio’s subadvisor is Oak Associates, Ltd. The portfolio manager is James D. Oelschlager. Mr. Oelschlager began his investment career in 1970 and founded Oak Associates, Ltd. in 1985. Mr. Oelschlager has managed the portfolio since its inception.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

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Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Oak Strategic Equity Portfolio — Class B

Years Ended December 31,	2004	2003	2002^[a]
Selected Per Share Data
Net asset value, beginning of period	$6.83	$4.58	$5.04
Income (loss) from investment operations:
Net investment income (loss)^[b]	(.02)	(.06)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.08	2.31	(.44)

Total from investment operations	.06	2.25	(.46)

Net asset value, end of period	$6.89	$6.83	$4.58

Total Return (%)	.88	49.13	(9.13	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	10	.4
Ratio of expenses (%)	1.49	1.52	1.21	*
Ratio of net investment income (loss) (%)	(.20)	(.87)	(.68	)*
Portfolio turnover rate (%)	39	6	16

^[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

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SVS Turner Mid Cap Growth Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio pursues its objective by investing in common stocks and other equity securities of US companies with medium market capitalizations that the portfolio managers believe have strong earnings growth potential. The portfolio will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of the Russell Midcap Growth Index. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Portfolio exposure is generally limited to 5% in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.

Under normal circumstances, at least 80% of the portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in stocks of mid-cap companies, which are defined for this purpose as companies with market capitalizations at the time of purchase in the range of market capitalizations of those companies included in the Index (as of March 31, 2005, the Index had a median market capitalization of $3.39 billion). The portfolio managers generally look for medium market capitalization companies with strong histories of earnings growth that are likely to continue to grow their earnings. A stock becomes a sell candidate if there is deterioration in the company’s earnings growth potential. Moreover, positions will be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the Index.

In focusing on companies with strong earnings growth potential, the portfolio managers engage in a relatively high level of trading activity so as to respond to changes in earnings forecasts and economic developments.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When prices of stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

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Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose a portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

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Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio’s Class B shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-32.49	48.07	10.63
2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 19.24%, Q2 2003	Worst Quarter: -19.11%, Q2 2002

2005 Total Return as of March 31: -2.66%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	Life of Portfolio*
Portfolio — Class B	10.63	-0.69
Index	15.48	2.45

Index: The Russell Midcap Growth Index is an unmanaged index composed of common stocks of mid-cap companies with higher price-to-book ratios and higher forecasted growth values.

*	Since 5/1/01. Index comparison begins 4/30/01.

Total return for 2001 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

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How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	1.00%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.31

Total Annual Operating Expenses*	1.56

*	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Turner Mid Cap Growth Portfolio to 1.70%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$159	$493	$850	$1,856

The Portfolio Managers

The portfolio’s subadvisor is Turner Investment Partners, Inc. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher K. McHugh, William C. McVail and Robert E. Turner, who have each managed the portfolio since its inception. Mr. McHugh began his investment career in 1986 and joined the subadvisor when it was founded in 1990. Mr. McHugh is a principal at Turner Investment Partners, Inc. Mr. McVail began his investment career in 1988 and joined Turner Investment Partners, Inc. in 1998 after serving as a portfolio manager at PNC Equity Advisors. Mr. McVail is also a principal at Turner Investment Partners, Inc. Mr. Turner began his investment career in 1981 and is a principal and the founder, chairman and Chief Investment Officer of Turner Investment Partners, Inc.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

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Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Turner Mid Cap Growth Portfolio — Class B

Years Ended December 31,	2004	2003	2002^[a]
Selected Per Share Data
Net asset value, beginning of period	$8.84	$5.97	$6.60
Income (loss) from investment operations:
Net investment income (loss)^[b]	(.10)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.04	2.96	(.61)

Total from investment operations	.94	2.87	(.63)

Net asset value, end of period	$9.78	$8.84	$5.97

Total Return (%)	10.63	48.07	(9.55	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	13	.6
Ratio of expenses (%)	1.56	1.57	1.38	*
Ratio of net investment income (loss) (%)	(1.19)	(1.29)	(.81	)*
Portfolio turnover rate (%)	174	155	225

^[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^[b]	Based on an average shares outstanding during the period.

*	Annualized

**	Not annualized

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Other Policies and Risks

While the previous pages describe the main points of each portfolio’s strategy and risks, there are a few other issues to know about:

•	The portfolios may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

•	The advisor or a portfolio’s subadvisor may establish a debt security’s credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don’t agree, a portfolio may use the higher rating. If a security’s credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio’s best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

Each portfolio’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolios’ Statement of Additional Information includes a description of each portfolio’s policies and procedures with respect to the disclosure of a portfolio’s holdings.

This prospectus doesn’t tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM” or the “advisor”), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or its subadvisors make the portfolios’ investment decisions, buy and sell securities for the portfolios and conduct research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios’ investment advisor or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio during the most recent fiscal year, as a percentage of each portfolio’s average daily net assets:

Portfolio Name	Fee Paid
Scudder Aggressive Growth Portfolio*	0.68%
Scudder Blue Chip Portfolio	0.65%
Scudder Fixed Income Portfolio	0.60%
Scudder Global Blue Chip Portfolio	1.00%
Scudder Government & Agency Securities Portfolio	0.55%
Scudder High Income Portfolio	0.60%

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Portfolio Name	Fee Paid
Scudder International Select Equity Portfolio	0.75%
Scudder Large Cap Value Portfolio	0.75%
Scudder Money Market Portfolio	0.49%
Scudder Small Cap Growth Portfolio	0.65%
Scudder Strategic Income Portfolio	0.65%
Scudder Technology Growth Portfolio*	0.75%
Scudder Total Return Portfolio	0.55%
Scudder Mercury Large Cap Core Portfolio*+	0.90%
Scudder Templeton Foreign Value Portfolio*+	0.00%
SVS Davis Venture Value Portfolio	0.95%
SVS Dreman Financial Services Portfolio*	0.75%
SVS Dreman High Return Equity Portfolio*	0.73%
SVS Dreman Small Cap Value Portfolio	0.75%
SVS Index 500 Portfolio*	0.32%
SVS INVESCO Dynamic Growth Portfolio*	0.82%
SVS Janus Growth and Income Portfolio	0.95%
SVS Janus Growth Opportunities Portfolio	0.95%
SVS MFS Strategic Value Portfolio*	0.68%
SVS Oak Strategic Equity Portfolio	0.95%
SVS Turner Mid Cap Growth Portfolio*	1.00%

*	Reflecting the effect of expense limitations and/or fee waivers then in effect.

+	Annualized effective rate.

Effective October 1, 2004, Scudder Money Market Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $215 million	0.500%
Next $335 million	0.375%
Next $250 million	0.300%
Over $800 million	0.250%

Effective October 1, 2004, SVS Index 500 Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rate shown below:

Portfolio	Fee Rate
SVS Index 500 Portfolio	0.200%

Effective November 15, 2004, Scudder Mercury Large Cap Core Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.900%
Next $250 million	0.850%
Next $500 million	0.800%
Next $1 billion	0.750%
Next $500 million	0.700%
Over $2.5 billion	0.650%

132

Effective November 15, 2004, Scudder Templeton Foreign Value Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.950%
Next $250 million	0.900%
Next $500 million	0.850%
Next $1 billion	0.750%
Next $500 million	0.700%
Over $2.5 billion	0.650%

Effective May 2, 2005, Scudder Small Cap Growth Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.650%
Next $750 million	0.625%
Over $1 billion	0.600%

Effective May 2, 2005, Scudder Total Return Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.470%
Next $750 million	0.445%
Over $1 billion	0.410%

Effective May 1, 2005, SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio each pays a monthly investment management fee, based on the average daily net assets of each portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.750%
Next $750 million	0.725%
Next $1.5 billion	0.700%
Over $2.5 billion	0.675%

Portfolio Subadvisors

Subadvisor for Scudder International Select Equity Portfolio, Scudder Strategic Income Portfolio and Scudder Total Return Portfolio

Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder International Select Equity Portfolio, Scudder Strategic Income Portfolio and Scudder Total Return Portfolio. With regard to Scudder Strategic Income Portfolio, DeAMIS is responsible for managing the portion of the portfolio’s assets invested in emerging market debt securities. With regard to Scudder Total Return Portfolio, DeAMIS provides services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the portfolio that is allocated to it by the advisor, from time to time, for management. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. DeIM pays a fee to DeAMIS for acting as subadvisor to each portfolio.

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Subadvisor for Scudder Mercury Large Cap Core Portfolio

Fund Asset Management, L.P., doing business as Mercury Advisors, a division of Merrill Lynch Investment Managers (“MLIM”), 4 World Financial Center, New York, New York 10080, is the subadvisor for Scudder Mercury Large Cap Core Portfolio. As of December 31, 2004, MLIM managed over $501 billion in client assets worldwide.

Effective November 15, 2004, DeIM pays a fee to MLIM for acting as subadvisor to the portfolio at the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $50 million	0.470%
Next $200 million	0.440%
Next $250 million	0.400%
Next $500 million	0.350%
Next $1.5 billion	0.325%
Over $2.5 billion	0.300%

Subadvisor for Scudder Templeton Foreign Value Portfolio

Templeton Investment Counsel LLC (“Templeton”), 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, FL, is the subadvisor for Scudder Templeton Foreign Value Portfolio. Templeton is an indirect, wholly owned subsidiary of Franklin Resources, Inc. As of September 30, 2004, Templeton and its affiliates managed over $360 billion in assets.

Effective November 15, 2004, DeIM pays a fee to Templeton for acting as subadvisor to the portfolio at the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $50 million	0.625%
Next $150 million	0.465%
Next $300 million	0.375%
Over $500 million	0.350%

Although none of the legal proceedings described below currently involve your portfolio, these matters affect Templeton, your portfolio’s subadvisor. The information that follows has been provided to the portfolio by Templeton.

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (“Advisers”), adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds, reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC’s investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order” (August Order). The SEC’s August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described below.

Under the terms of the SEC’s August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. The independent distribution consultant is in the process of developing a methodology and Plan of Distribution pursuant to the August Order. Therefore, it is not currently possible to say which particular groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The August Order also required Advisers to, among other things:

•	Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman; and

•	Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Advisers and Franklin Templeton Alternative Strategies, Inc. (FTAS), reached an agreement with the Securities Division of the Office of the

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Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to its administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the SEC, as described above. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order). The Massachusetts Consent Order included two different sections: “Statements of Fact” and “Violations of Massachusetts Securities Laws.” Advisers and FTAS admitted the facts in the Statements of Fact.

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.’s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K (in which it revised the description of the Massachusetts Consent Order). The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General’s Office (CAGO), resolving the issues resulting from the CAGO’s investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds to be allocated by an independent distribution consultant to be paid for by Distributors, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934” (December Order).

Under the terms of the SEC’s December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors.

The SEC’s December Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies have been disbursed. The SEC and the Fund Board have not yet approved the distribution plan pertaining to the SEC marketing support payments December Order. When approved, disbursements of settlement monies under the SEC’s December Order will also be made promptly in accordance with the terms and conditions of that order. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Franklin Funds’ prospectus and statement of additional information.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters reported above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.’s website at franklintempleton.com under “Statement on Current Industry Issues.”

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Subadvisor for SVS Davis Venture Value Portfolio

Davis Selected Advisers, L.P., 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85706, is the subadvisor to SVS Davis Venture Value Portfolio. Davis Selected Advisers, L.P. began serving as investment advisor to Davis New York Venture Fund in 1969 and currently serves as investment advisor to all of the Davis Funds, and acts as advisor or subadvisor for a number of other institutional accounts including mutual funds and private accounts. DeIM pays a fee to Davis Selected Advisers, L.P. for acting as subadvisor to SVS Davis Venture Value Portfolio.

Subadvisor for SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $11 billion in assets. DeIM pays a fee to Dreman Value — Management L.L.C. for acting as subadvisor to each portfolio.

Subadvisor for SVS Index 500 Portfolio

Northern Trust Investments, N.A. (“NTI”), 50 South LaSalle Street, Chicago, Illinois serves as subadvisor for SVS Index 500 Portfolio. NTI has managed accounts, including registered investment companies, designed to mirror the performance of the same index as the portfolio seeks to replicate. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of December 31, 2004, NTI had approximately $274 billion in assets under management.

Subadvisor for SVS INVESCO Dynamic Growth Portfolio

INVESCO Institutional (N.A.), (“INVESCO”), located at 1360 Peachtree Street NE, Atlanta, GA 30309, is the subadvisor to SVS INVESCO Dynamic Growth Portfolio. INVESCO, along with its affiliates, manages over $195 billion in assets. INVESCO is a subsidiary of AMVESCAP plc, an international investment management company that manages more than $382 billion in assets worldwide as of December 31, 2004. AMVESCAP is based in London, with money managers located in Europe, North and South America and the Far East. DeIM pays a fee to INVESCO for acting as subadvisor to SVS INVESCO Dynamic Growth Portfolio.

INVESCO has assumed subadvisory responsibilities for the portfolio from its affiliate, INVESCO Funds Group (“IFG”).

Although none of the legal proceedings described below currently involve your portfolio, these matters affect INVESCO, your portfolio’s subadvisor. The information that follows has been provided to the portfolio by INVESCO.

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG.

The SEC proceeding, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG proceeding, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG proceeding alleges violation of Article 23-A (the “Martin Act”) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York’s Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

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The Colorado proceeding, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado proceeding alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc., and the SEC.

On September 7, 2004, AMVESCAP PLC (“AMVESCAP”), the parent company of IFG, the former subadvisor to the portfolio, announced that IFG had reached agreements in principle with the Attorney General of the State of Colorado (“COAG”), the Office of the Attorney General of the State of New York (“NYAG”) and the staff of the SEC to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators.

Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG will be available to compensate shareholders of the INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit IFG and the INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

None of the costs of the settlements will be borne by the INVESCO Funds or by shareholders.

On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG’s sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds’ public disclosures. As part of such settlement, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year. The status of Raymond R. Cunningham (former Chief Executive Officer of IFG) remains unresolved at this date.

As a result of the matters discussed above, investors in the portfolio might react by redeeming their investments. This might require the portfolio to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the portfolio.

Response of AMVESCAP

AMVESCAP, the parent company of INVESCO, is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring IFG or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a “registered investment company”), including SVS Dynamic Growth Portfolio.

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Private actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including IFG, depending on the lawsuit. The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation recently has ordered that efficiency will be achieved if all actions alleging market timing throughout the mutual fund industry are transferred to the District of Maryland for coordinated pretrial discovery. IFG anticipates that the Panel will issue orders to transfer actions pending against it to the multidistrict litigation as well.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against IFG or AMVESCAP and related entities and individuals in the future. IFG does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the portfolio the services it has agreed to provide.

Subadvisor for SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio

Janus Capital Management LLC (“Janus Capital”), 151 Detroit Street, Denver, Colorado, is the subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio. Janus Capital began serving as investment advisor to Janus Fund in 1970 and currently serves as investment advisor to all of the Janus Funds, acts as subadvisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. DeIM pays a fee to Janus Capital for acting as subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio.

Although none of the legal proceedings described below currently involve your portfolios, these matters affect Janus Capital, your portfolio’s subadvisor. The information that follows has been provided to the portfolios by Janus Capital.

In September 2003, the Securities and Exchange Commission (“SEC”) and the Office of the New York State Attorney General (“NYAG”) publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG’s settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to “market time” certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General (“COAG”) and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital’s mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The “market timing” lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical

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matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the “market timing” actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940. A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the portfolios.

Subadvisor for SVS MFS Strategic Value Portfolio

Massachusetts Financial Services Company (“MFS”), 500 Boylston Street, Boston, Massachusetts 02116, is the subadvisor to SVS MFS Strategic Value Portfolio. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $146.2 billion as of December 31, 2004. DeIM pays a fee to MFS for acting as subadvisor to SVS MFS Strategic Value Portfolio.

Although none of the legal proceedings described below currently involve your portfolio, these matters affect MFS, your portfolio’s subadvisor. The information that follows has been provided to the portfolio by MFS.

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission (“SEC”) regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term “MFS funds” means the open-end registered management investment companies sponsored by MFS). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan developed by an independent distribution consultant. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. The agreement with the SEC is reflected in an order of the SEC. The SEC settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The SEC settlement order states that MFS had in place policies designed to obtain best execution of all MFS fund trades. As part of the settlement, MFS retained an independent compliance consultant to review the completeness of its current policies and practices regarding disclosure to MFS fund trustees and to MFS fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial intermediaries who support the sale of MFS fund shares. Pursuant to the SEC order, on July 28, 2004, MFS transferred these settlement amounts to the SEC, and those MFS funds entitled to these settlement amounts accrued an estimate of their pro rata portion of these amounts. The final distribution plan was approved by the SEC on January 21, 2005, and the affected MFS funds received the payment on February 16, 2005.

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In addition, in February 2004, MFS reached agreement with the SEC, the New York Attorney General (“NYAG”) and the Bureau of Securities Regulation of the State of New Hampshire (“NH”) to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund (“MFS retail funds”) prospectuses regarding market timing and related matters (the “February Settlements”). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators’ view indicated that they prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market retail funds. MFS’ former Chief Executive Officer and former President also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. These individuals have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain MFS retail funds, which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the MFS retail funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association’s Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multidistrict litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative) and Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney’s fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO)).The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney’s fees and costs. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS’ internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS’ use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

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Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of certain MFS retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the MFS retail funds, and distributed $50 million to affected MFS funds to compensate those funds based upon the amount of brokerage commissions allocated in recognition of MFS fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased portfolio redemptions, reduced sales of portfolio shares, or other adverse consequences to the portfolio.

Subadvisor for SVS Oak Strategic Equity Portfolio

Oak Associates, Ltd. is the subadvisor to SVS Oak Strategic Equity Portfolio. Oak Associates, Ltd. currently has over $9 billion in assets under management. Oak Associates, Ltd.’s principal place of business is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. DeIM pays a fee to Oak Associates, Ltd. for acting as subadvisor to SVS Oak Strategic Equity Portfolio.

Subadvisor for SVS Turner Mid Cap Growth Portfolio

Turner Investment Partners, Inc., 1205 Westlakes Drive Suite 100, Berwyn, Pennsylvania, 19312 is the subadvisor to SVS Turner Mid Cap Growth Portfolio. As of December 31, 2004, Turner Investment Partners, Inc. had approximately $15.8 billion in assets under management. DeIM pays a fee to Turner Investment Partners, Inc. for acting as subadvisor to SVS Turner Mid Cap Growth Portfolio.

Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or the advisor. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisor and its affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisor believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

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Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Policies about transactions

The information in this prospectus applies to Class B shares of each portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolios just described) are the participating insurance companies (the “insurance companies”) that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies (the “contract(s)”) issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolios do not sell shares directly to the public. The portfolios sell shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a “Retail Fund”) and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolios, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.

The portfolios have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolios will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company’s articles of incorporation) to help a portfolio verify the insurance company’s identity.

A portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in “good order.” Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank’s account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market Portfolio receives investable funds.

A portfolio may reject a new account application if the insurance company doesn’t provide any required or requested identifying information, or for other reasons.

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The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor’s recommendation of a portfolio.

Buying and Selling Shares

Each portfolio is open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolios continuously sell shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

•	After receiving a contract owner’s order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

•	Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

•	The portfolios do not issue share certificates.

•	The portfolios reserve the right to reject purchases of shares for any reason.

•	The portfolios reserve the right to withdraw or suspend the offering of shares at any time.

•	The portfolios reserve the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

•	The portfolios may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio’s best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

•	The portfolios may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

•	A contract owner’s purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio’s shareholders.

•	Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to each portfolio’s long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., “time zone arbitrage”).

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The portfolios discourage short-term and excessive trading. The portfolios will take steps to detect and deter short-term and excessive trading pursuant to each portfolio’s policies as described in this prospectus and approved by the Board.

Each portfolio’s policies include:

•	each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and

•	each portfolio has adopted certain fair valuation practices reasonably designed to protect a portfolio from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See “How the Portfolios Calculate Share Price.”)

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account’s policies on short-term or excessive trading, if any. In addition, the advisor and the portfolios reserve the right to terminate a separate account’s ability to invest in the portfolios if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of each portfolio’s long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of a portfolio’s shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in that portfolio. It is important to note that the advisor and the portfolios do not have access to underlying shareholders’ trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.

The portfolios’ policies and procedures may be modified or terminated at any time.

Since Scudder Money Market Portfolio holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in this portfolio and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners’ instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in a portfolio.

How the Portfolios Calculate Share Price

To calculate net asset value per share or NAV, each portfolio uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

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For Scudder Money Market Portfolio, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

Except with Scudder Money Market Portfolio, we typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio’s Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio’s use of fair value pricing. This is intended to reduce the portfolio’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market Timing Policies and Procedures.”)

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolios don’t price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

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Marketing and Distribution Fees

Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolios’ distributor.

Scudder Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, Scudder Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company’s corporate structure and applicable state law, the distributor may remit payments to the participating insurance company’s affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

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To Get More Information

Shareholder reports — These include commentary from each portfolio’s management team about recent market conditions and a portfolio’s performance. They also have detailed performance figures, a list of everything each portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each portfolio’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482, or contact Scudder Investments at the address listed below. The portfolios’ SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about each portfolio are available from the EDGAR Database on the SEC’s Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Distributors, Inc.	SEC

222 South Riverside Plaza Chicago, IL 60606-5808 (800) 778-1482	450 Fifth Street, N.W. Washington, D.C. 20549-0102 (202) 942-8090

www.sec.gov
SEC File #

Scudder Variable Series II	811-5002

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2005

CLASS A AND B SHARES

SCUDDER VARIABLE SERIES II

222 South Riverside Plaza, Chicago, Illinois 60606

1-800-778-1482

This combined Statement of Additional Information is not a prospectus. It should be read in conjunction with the applicable prospectuses of Scudder Variable Series II (the “Fund”) dated May 1, 2005, as amended from time to time. The prospectuses may be obtained without charge from the Fund by calling the toll-free number listed above, and are also available along with other related materials on the Securities and Exchange Commission (“SEC”) Internet Web site (http://www.sec.gov). The prospectuses are also available from Participating Insurance Companies.

Scudder Variable Series II offers a choice of 30 portfolios, 26 of which are offered herein (each a “Portfolio,” collectively, the “Portfolios”), to holders of certain variable life insurance and variable annuity contracts offered by participating insurance companies (“Participating Insurance Companies”).

The Portfolios offered herein are:

Scudder Aggressive Growth Portfolio

Scudder Blue Chip Portfolio

Scudder Fixed Income Portfolio

Scudder Global Blue Chip Portfolio

Scudder Government & Agency Securities Portfolio

Scudder High Income Portfolio

Scudder International Select Equity Portfolio

Scudder Large Cap Value Portfolio

Scudder Money Market Portfolio

Scudder Small Cap Growth Portfolio

Scudder Strategic Income Portfolio

Scudder Technology Growth Portfolio

Scudder Total Return Portfolio

Scudder Mercury Large Cap Core Portfolio

Scudder Templeton Foreign Value Portfolio

SVS Davis Venture Value Portfolio

SVS Dreman Financial Services Portfolio

SVS Dreman High Return Equity Portfolio

SVS Dreman Small Cap Value Portfolio

SVS Index 500 Portfolio

SVS INVESCO Dynamic Growth Portfolio

SVS Janus Growth And Income Portfolio

SVS Janus Growth Opportunities Portfolio

SVS MFS Strategic Value Portfolio

SVS Oak Strategic Equity Portfolio

SVS Turner Mid Cap Growth Portfolio

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INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Portfolio’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Portfolio’s objective will be met.

If a percentage restriction is adhered to at the time of the investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

The Fund has adopted for each Portfolio certain fundamental investment restrictions that cannot be changed for a Portfolio without approval by a “majority” of the outstanding voting shares of that Portfolio. As defined in the Investment Company Act of 1940, as amended (the “1940 Act”), this means the lesser of the vote of (a) 67% of the shares of a Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of a Portfolio.

Each Portfolio (except SVS Dreman Financial Services Portfolio and Scudder Technology Growth Portfolio) is classified as a diversified open-end management investment company. A diversified portfolio may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

SVS Dreman Financial Services Portfolio and Scudder Technology Growth Portfolio are classified as non-diversified open-end management investment companies. A non-diversified portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers. While not limited by the 1940 Act as to the proportion of its assets that it may invest in obligations of a single issuer, each of the foregoing Portfolios intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986 (the “Code”) for qualification as a regulated investment company.

Each Portfolio may not, as a fundamental policy:

(1)	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	for all Portfolios except Scudder Money Market Portfolio and Scudder Technology Growth Portfolio: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

for Scudder Money Market Portfolio: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Portfolio reserves the freedom of action to concentrate in government securities and instruments issued by domestic banks.

for Scudder Technology Growth Portfolio: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Portfolio will concentrate its assets in the group of industries constituting the technology sector and may concentrate in one or more industries in the technology sector.

(4)	engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s ownership of securities;

(6)	purchase physical commodities or contracts relating to physical commodities; or

(7)	make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

With regard to Restriction (3) above, for purposes of determining the percentage of Scudder Money Market Portfolio’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on standard classifications utilized by ratings agencies.

Scudder Money Market Portfolio may not invest more than 50% of it assets in asset-backed securities.

With regard to Restriction (3) above, for purposes of determining the percentage of each Portfolio’s (except Scudder Money Market Portfolio) total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified as a single industry.

With respect to investment restriction (3) for Scudder Money Market Portfolio, domestic banks include US banks and US branches of foreign banks that are subject to the same regulation as US banks. Domestic banks may also include foreign branches of domestic banks if the investment risk associated with investing in instruments issued by the foreign branch of a domestic bank is the same as investing in instruments issued by the domestic parent. As a result, the Portfolio may be more adversely affected by changes in market or economic conditions and other circumstances affecting the banking industry than it would be if the Portfolio’s assets were not so concentrated.

The Fund has also adopted the following non-fundamental policies, which may be changed or eliminated for each Portfolio by the Fund’s Board of Trustees without a vote of the shareholders:

As a matter of non-fundamental policy, each Portfolio, except Scudder Money Market Portfolio, does not intend to:

(1)	borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio’s registration statement which may be deemed to be borrowings;

(2)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Portfolio may obtain such short-term credits as may be deemed necessary for the clearance of securities transactions;

(3)	purchase options, unless the aggregate premiums paid on all such options held by a Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(4)

enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Portfolio and the premium paid for such options on futures contracts does not exceed 5% of the fair market value of a Portfolio’s

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total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the money amount may be excluded in computing the 5% limit;

(5)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Portfolio’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(6)	invest more than 15% of net assets in illiquid securities.

For all portfolios:

(7)	acquire securities of registered, open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended.

For all portfolios except Scudder Fixed Income Portfolio, Scudder Government & Agency Securities Portfolio, Scudder High Income Portfolio, Scudder Money Market Portfolio and Scudder Strategic Income Portfolio:

(8)	enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.

For all portfolios except Scudder Dreman Small Cap Value Portfolio and Scudder Money Market Portfolio:

(9)	lend portfolio securities in an amount greater than one third of its total assets.

For Scudder Money Market Portfolio:

(10)	borrow money in an amount greater than 5% of its total assets, except for temporary emergency purposes;

(11)	lend portfolio securities in an amount greater than 5% of its total assets; and

(12)	invest more than 10% of total assets in non-affiliated registered investment companies.

Concentration. Scudder Technology Growth Portfolio “concentrates,” for purposes of the 1940 Act, its assets in securities related to a particular industry which means that at least 25% of its net assets will be invested in these assets at all times. As a result, the Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Portfolio Holdings. Each Portfolio’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The Portfolios do not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by a Portfolio.

Each Portfolio’s procedures permit nonpublic portfolio holdings information to be shared with affiliates of the advisor, subadvisors, custodians, independent registered public accounting firms, securities lending agents and other service providers to a Portfolio who require access to this information to fulfill their duties to a Portfolio, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if a Portfolio has a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of a Portfolio’s nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by a Portfolio’s Trustees must make a good faith determination in light of the facts then known that a Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and

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agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Fund’s Trustees.

Master-feeder Fund Structure. The Fund’s Board of Trustees has the discretion with respect to each Portfolio to retain the current distribution arrangement for the Portfolio while investing in a master fund in a master-feeder fund structure as described below.

A master-feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Objectives and Policies

Two classes of shares of each Portfolio of the Fund are currently offered through Participating Insurance Companies. Class A shares are offered at net asset value and are not subject to a Rule 12b-1 Distribution Plan. Class B shares are offered at net asset value and are subject to a Rule12b-1 fee.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage (such as short selling, hedging, etc.) or a financial instrument which a Portfolio may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), in its discretion, might, but is not required to, use in managing each Portfolio’s assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not for all investment companies advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on the Portfolio’s performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in the Portfolio’s applicable prospectus.

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of the shareholders. There is no assurance that the objectives of any Portfolio will be achieved.

Each Portfolio, except Scudder Money Market Portfolio, may engage in futures, options, and other derivatives transactions in accordance with its respective investment objectives and policies. Each such Portfolio may engage in such transactions if it appears to the Advisor or a portfolio’s subadvisor (a “Subadvisor”) to be advantageous to do so, in order to pursue its objective, to hedge (i.e., protect) against the effects of fluctuating interest rates and to stabilize the value of its assets and not for speculation. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning certain other investment policies and techniques.

Portfolio Turnover. The portfolio turnover rates for each Portfolio, other than Scudder Money Market Portfolio, are listed under “Financial Highlights” in the Fund’s Annual Report dated December 31, 2004. Each Portfolio’s average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. Securities with maturities of less than one year are excluded from portfolio turnover rate calculations.

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Frequency of portfolio turnover will not be a limiting factor should a Portfolio’s Advisor or Subadvisor deem it desirable to purchase or sell securities. Purchases and sales are made for a Portfolio whenever necessary, in management’s opinion, to meet a Portfolio’s objective. Higher portfolio turnover (over 100%) involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains.

The Portfolios do not generally make investments for short-term profits, but are not restricted in policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Portfolios to dispose of any then existing holdings of such securities. The Portfolios, except Scudder Fixed Income Portfolio, Scudder Total Return Portfolio and Scudder Money Market Portfolio, do not intend to invest more than 5% of total assets in asset-backed securities. Scudder Fixed Income Portfolio and Scudder Total Return Portfolio currently do not intend to invest more than 25% of total assets in asset-backed securities. Scudder Money Market Portfolio may not invest more than 50% of its assets in asset-backed securities.

Bank Loans. Scudder High Income Portfolio and Scudder Total Return Portfolio may each invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower’s assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody’s and S&P generally rate bank loans a notch or two higher than high yield bonds of the same issuer to reflect their more senior position. A Portfolio may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an “assignment” or “participation.” When a Portfolio buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Portfolio. In certain cases, the Portfolio may buy bank loans on a participation basis, if for example, a Portfolio did not want to become party to the bank agreement. However, in all cases, a Portfolio will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

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Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the portfolio, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of a Portfolio’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Borrowing. Each Portfolio will borrow only when the Advisor or a subadvisor believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of the borrowing. Borrowing by each Portfolio will involve special risk considerations. Although the principal of each Portfolio’s borrowings will be fixed, a Portfolio’s assets may change in value during the time a borrowing is outstanding, proportionately increasing exposure to capital risk.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolios will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Portfolio’s limitation on investments in illiquid securities.

Collateralized Obligations. Subject to its investment objectives and policies, a Portfolio may purchase collateralized obligations, including interest only (“IO”) and principal only (“PO”) securities. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a US Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, US Government securities or other assets. The issuer’s obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations issued or guaranteed by a US Government agency or instrumentality, such as the Federal Home Loan Mortgage Corporation, are considered US Government securities. Privately-issued collateralized obligations collateralized by a portfolio of US Government securities are not direct obligations of the US Government or any of its agencies or instrumentalities and are not considered US Government securities. A variety of types of collateralized obligations are available currently and others may become available in the future.

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Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities. Since collateralized obligations may be issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. With respect to interest only and principal only securities, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor’s forecast of interest rate movements. These instruments tend to be highly sensitive to prepayment rates on the underlying collateral and thus place a premium on accurate prepayment projections by the investor.

A Portfolio, other than Scudder Money Market Portfolio, may invest in collateralized obligations whose yield floats inversely against a specified index rate. These “inverse floaters” are more volatile than conventional fixed or floating rate collateralized obligations and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments. Currently, none of the Portfolios intends to invest more than 5% of its net assets in inverse floaters. Scudder Money Market Portfolio does not invest in inverse floaters.

A Portfolio will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to the Portfolio’s investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities.

Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect “strip” the interest payments from principal payments of the underlying securities and allow for the separate purchase of either the interest or the principal payments. Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding. It is anticipated that no more than 5% of a Portfolio’s net assets will be invested in IO and PO securities. Governmentally-issued and privately-issued IO’s and PO’s will be considered illiquid for purposes of a Portfolio’s limitation on illiquid securities, however, the Board of Trustees may adopt guidelines under which governmentally-issued IO’s and PO’s may be determined to be liquid.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Portfolio participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on

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investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. Subject to its investment objectives and policies, each Portfolio (except Scudder Money Market Portfolio) may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments and/or by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock including Liquid Yield Option Notes (“LYONs”™). The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities often provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Delayed Delivery Transactions. Scudder Aggressive Growth Portfolio, Scudder Global Blue Chip Portfolio, Scudder Government & Agency Securities Portfolio, Scudder High Income Portfolio, Scudder Fixed Income Portfolio, Scudder Strategic Income Portfolio, Scudder Technology Growth Portfolio, Scudder Total Return Portfolio, Scudder Mercury Large Cap Core Portfolio, Scudder Templeton Foreign Value Portfolio, SVS Davis Venture Value Portfolio, SVS Dreman Financial Services Portfolio, SVS Index 500 Portfolio, SVS INVESCO Dynamic Growth Portfolio, SVS Janus Growth And Income Portfolio, SVS Janus Growth Opportunities Portfolio, SVS Oak Strategic Equity Portfolio and SVS Turner Mid Cap Growth Portfolio may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by the Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. When the Portfolio enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

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Depositary Receipts. Investments in securities of foreign issuers may be in the form of sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depository Receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Portfolio’s investment policies, a Portfolio’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars, will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Foreign Fixed-Income Securities. Since most foreign fixed-income securities are not rated, a Portfolio will invest in foreign fixed-income securities based upon the Advisor’s or subadvisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor or subadvisor’s analysis rather than upon published ratings, achievement of a Portfolio’s goals may depend more upon the abilities of the Advisor or subadvisor than would otherwise be the case.

The value of the foreign fixed-income securities held by a Portfolio, and thus the net asset value of the Portfolio’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio’s investments in fixed-income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio’s investments in foreign fixed-income securities, and the extent to which a Portfolio hedges against its interest rate, credit and currency exchange rate risks. Many of the foreign fixed-income obligations in which a Portfolio will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investment in sovereign debt, including Brady Bonds, can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

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Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed-income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio. A significant portion of the sovereign debt in which a Portfolio may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

High Yield, High Risk Bonds. Certain Portfolios may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P or judged to be of equivalent quality as determined by the Advisor or subadvisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio’s ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor and Subadvisors not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with their own independent and ongoing review of credit quality. The achievement of a Portfolio’s investment objective by investment in such securities may be more dependent on the Advisor’s or Subadvisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be

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downgraded, the Advisor or Subadvisor will determine whether it is in the best interests of the Portfolio to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Scudder Fixed Income Portfolio will not invest more than 5% of its net assets in junk bonds.

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no Portfolio may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating portfolio under a loan agreement; and (2) no Portfolio may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. Borrowings through the interfund lending program are subject to each Portfolio’s policies on borrowing.

Investing in Emerging Markets. A Portfolio’s investments in foreign securities may be in developed countries or in countries considered by a Portfolio’s Advisor or a subadvisor to have developing or “emerging” markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Portfolio’s assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Portfolio may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

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Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Portfolio of any restrictions on investments.

In the course of investment in emerging markets, a Portfolio will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a Portfolio will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Portfolio to suffer a loss of value in respect of the securities in a Portfolio’s holdings.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Portfolio’s securities in such markets may not be readily available. A Portfolio may suspend redemption of its shares for any period during which an emergency exists, to the extent consistent with guidelines of the SEC.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a Portfolio endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Portfolio’s investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A Portfolio may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Portfolio defaults, a Portfolio may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies for defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Portfolio’s ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer’s willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a Portfolio could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a Portfolio makes its investments. A Portfolio’s net asset value may also be affected by changes in the rates or methods of taxation applicable to a Portfolio or to entities in which a Portfolio has invested. The Advisor or a subadvisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging market countries have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

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Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the country’s balance of payments, including export performance, and its access to international credits and investments. An emerging market country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging market countries receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of governmental issues of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of governmental issues to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging market countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates because the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investment Company Securities. Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and policies and subject to the limitations of the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index or a specific portion of an index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs®: SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

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MidCap SPDRs®: MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs®: Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDSSM: DIAMONDS are based on the Dow Jones Industrial AverageSM. They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBsSM: WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. “Investment-grade” bonds are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor or a Subadvisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. Each Portfolio may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio (except Scudder Money Market Portfolio) may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management QP Trust or one or more future entities for which DeIM acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by each Portfolio in shares of the Central Funds will be in accordance with Portfolio’s investment policies and restrictions as set forth in its registration statement. Currently, Scudder Money Market Portfolio does not intend to investing in the Central Fund.

Certain of the Central Funds comply with Rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar-weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Portfolio’s ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that each Portfolio’s aggregate investment in the Central Funds does not exceed 25% of its total assets (except Scudder Fixed Income Portfolio cannot exceed 20% of its total assets) in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. Each Portfolio (with the exception of Scudder Money Market Portfolio and Scudder Dreman Small Cap Value Portfolio) may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver

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securities or completing arbitrage operations. By lending their investment securities, the Portfolios attempt to increase their net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a Portfolio. A Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a Portfolio at any time, and (d) a Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a Portfolio’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a Portfolio may be invested in a money market fund managed by the Advisor or a subadvisor (or one of its affiliates).

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Scudder Money Market Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Fund’s Board has approved policies established by the Portfolio’s Advisor reasonably calculated to prevent the Fund’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Fund’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Portfolio’s portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Non-Diversified Portfolios. SVS Dreman Financial Services Portfolio and Scudder Technology Growth Portfolio are each classified as a “non-diversified” portfolio so that each will be able to invest more than 5% of its assets in the obligations of an issuer, subject to the diversification requirements of Subchapter M of the Code applicable to the Portfolio. This allows each Portfolio, as to 50% of its assets, to invest more than 5% of its assets, but not more than 25%, in the securities of an individual foreign government or corporate issuer. Since a Portfolio may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, a Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

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In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (REITs). Certain Portfolios may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Portfolio’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. Each Portfolio may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Portfolio acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the

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transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Portfolio, the Advisor or a subadvisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Each Portfolio (except Scudder Money Market Portfolio) may enter into “reverse repurchase agreements,” which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Each Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. A Portfolio will enter into reverse repurchase agreements only when the Advisor or Subadvisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Portfolio assets and its yield.

Section 4(2) Paper. Subject to its investment objectives and policies, each Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor or Subadvisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Board of Trustees of the Fund, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the particular Portfolio on illiquid securities. The Advisor or Subadvisor monitors the liquidity of each Portfolio’s investments in Section 4(2) paper on a continuing basis.

Short Sales Against-the-Box. All Portfolios (except Scudder Money Market Portfolio) may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale “against-the-box” is a short sale in which a Portfolio owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which a Portfolio replaces the borrowed security. A Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Each Portfolio does not currently intend to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral.

Variable Rate Securities. Scudder Total Return Portfolio and Scudder Strategic Income Portfolio may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate

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Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

SPECIAL RISK FACTORS. There are risks inherent in investing in any security, including shares of each Portfolio. The Advisor and, when applicable, a subadvisor, attempts to reduce risk through a variety of means such as fundamental research, diversification and the use of Strategic Transactions; however, there is no guarantee that such efforts will be successful and each Portfolio’s returns and net asset value will fluctuate over time. There are special risks associated with each Portfolio’s investments that are discussed below.

Special Risk Factors — Foreign Securities. Scudder Aggressive Growth Portfolio, Scudder Blue Chip Portfolio, Scudder Total Return Portfolio, Scudder Small Cap Growth Portfolio and Scudder INVESCO Dynamic Growth Portfolio invest mainly in US common stocks, but may invest up to 25% of total assets in foreign securities. Scudder Mercury Large Cap Core Portfolio may invest up to 10% of its total assets in foreign securities and Scudder Templeton Foreign Value Portfolio will invest at least 80% of its net assets in foreign securities. Scudder High Income Portfolio generally invests in US bonds or instruments, but up to 50% of total assets could be in bonds from foreign issuers. SVS Dreman Financial Services Portfolio may invest up to 30% of total assets in foreign securities. Scudder Fixed Income Portfolio generally invests in US bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers. Scudder Technology Growth Portfolio and SVS MFS Strategic Value Portfolio invest mainly in US stocks, but may invest up to 20% of net assets in foreign securities. SVS Dreman High Return Equity Portfolio, and SVS Dreman Small Cap Value Portfolio may invest up to 20% of net assets in US Dollar-denominated American Depositary Receipts (“ADRs”) and in securities of foreign companies traded principally in securities markets outside the US. See “Investment Policies and Techniques — Options and Financial Futures Transactions — Foreign Currency Transactions.” Scudder Money Market Portfolio and Scudder Government & Agency Securities Portfolio, each within its quality standards, may also invest in securities of foreign issuers. However, such investments will be in US Dollar denominated instruments.

Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a Portfolio’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor and a subadvisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for a Portfolio’s agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Portfolio seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Special Risk Factors — Small Company Risk. Scudder Small Cap Growth Portfolio and SVS Dreman Small Cap Value Portfolio intend to invest a substantial portion of their assets in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index, Russell 2000 Index and Russell 2000 Value Index, respectively. Other Portfolios may invest in small capitalization stocks to a lesser degree. Many small companies may have sales and earnings growth rates which exceed those of larger companies and such growth rates may in turn be reflected in more rapid share price appreciation over time; however, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have

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limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies. Investors should therefore expect that the value of the shares of the Scudder Small Cap Growth Portfolio, SVS Dreman Small Cap Value Portfolio may be more volatile than the shares of a portfolio that invests in larger capitalization stocks.

Strategic Transactions and Derivatives (all Portfolios except Scudder Money Market Portfolio). A Portfolio may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in a portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Portfolio’s assets (20% for SVS Index 500 Portfolio) will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. A Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and each Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Portfolio.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s or a subadvisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

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General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Portfolio assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

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A Portfolio’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the Counterparty to sell the option back to a Portfolio at a formula price within seven days. A Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor or a subadvisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A Portfolio will engage in OTC option transactions only with US Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor’s Ratings Services (“S&P”) or P-1 from Moody’s Investors Service (“Moody’s”) or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor or a subadvisor. The staff of the SEC currently takes the position that OTC options purchased by a Portfolio, and portfolio securities “covering” the amount of a Portfolio’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio’s income. The sale of put options can also provide income.

A Portfolio may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be “covered” (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

A Portfolio may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices,

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currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Portfolio will not sell put options if, as a result, more than 50% of a Portfolio’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The portfolios have claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A Portfolio may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor or a subadvisor.

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A Portfolio’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated in, exposed to or generally quoted in that currency.

A Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated in, exposed to or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Portfolio’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency hedging transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Combined Transactions. A Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor or Subadvisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s or a subadvisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Portfolio may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors where it

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does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Credit default swaps are used as a means of “buying” credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Portfolio’s holdings, or “selling” credit protection, i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer. No more than 5% of a Portfolio’s assets may be invested in credit default swaps for the purposes of buying credit protection. A Portfolio will only sell credit protection with respect to securities in which it would be authorized to invest directly. A Portfolio may also borrow up to 5% of that Portfolio’s net assets against called and tendered bonds in the Portfolio. For the risks associated with borrowing, please see the “Borrowing” subsection of the “Investment Restrictions” section of this Statement of Additional Information. Scudder Total Return Portfolio may invest up to 15% of its total assets in credit default swaps.

Swaps have special risks associated including possible default by the counterparty to the transaction, illiquidity and, where swaps are used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Eurodollar Instruments. A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Portfolio’s

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ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require a Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require a Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires a Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to a Portfolio’s obligations or to segregate cash or liquid assets equal to the amount of a Portfolio’s obligation.

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

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Warrants. Each Portfolio (except Scudder Money Market Portfolio) may invest in warrants up to five percent of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, a Portfolio would lose the entire purchase price of the warrant.

Zero Coupon Government Securities. Subject to its investment objective and policies, a Portfolio may invest in zero coupon US Government securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the US Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the US Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired. No Portfolio currently intends to invest more than 20% of its net assets in zero coupon US Government securities.

MANAGEMENT OF THE FUND

Investment Advisor

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management (DeAM), is the investment advisor for each Portfolio. Under the supervision of the Board of Trustees of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York 10154, or a subadvisor, makes the Portfolios’ investment decisions, buys and sells securities for each Portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, together with its predecessors, is one of the most experienced investment counsel firms in the US. Scudder was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928, it introduced the first no-load mutual fund to the public. In 1953, Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm to DeIM, Zurich Scudder Investments, Inc. (“Scudder”) reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company (“Zurich”) acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder’s name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

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The Advisor or a subadvisor manages each Portfolio’s daily investment and business affairs subject to the policies established by the Board of Trustees.

Pursuant to an investment management agreement with each Portfolio (each an “Agreement,” and collectively, the “Agreements”), the Advisor acts as each Portfolio’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or both funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as subadvisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor’s clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor’s international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Portfolios may invest, the conclusions and investment decisions of the Advisor with respect to the Portfolios are based primarily on the analyses of its own research department.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that Portfolio.

Each Portfolio is managed by a team of investment professionals who each play an important role in a Portfolio’s management process. Team members work together to develop investment strategies and select securities for a Portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Portfolio investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Portfolios, as well as team members who have other ongoing management responsibilities for each Portfolio, are identified in each Portfolio’s prospectus, as of the date of the Portfolio’s prospectus. Composition of the team may change over time, and Portfolio shareholders and investors will be notified of changes affecting individuals with primary Portfolio management responsibility.

The current Agreements for all Portfolios except Scudder Mercury Large Cap Core Portfolio and Scudder Templeton Foreign Value Portfolio were last renewed by the Trustees on September 24, 2004. The new Agreements for Scudder Mercury Large Cap Core Portfolio and Scudder Templeton Foreign Value Portfolio were approved by the Trustees on July 21, 2004. Each Agreement continues in effect until September 30, 2005 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund’s Trustees or of a majority of the outstanding voting securities of the respective

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Portfolio. The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

Under the Agreements, the Advisor or a subadvisor regularly provide the Portfolios with investment research, advice and supervision and furnishes continuously an investment program consistent with the investment objectives and policies of each Portfolio, and determines, for each Portfolio, what securities shall be purchased, what securities shall be held or sold, and what portion of a Portfolio’s assets shall be held uninvested, subject always to the provisions of the Fund’s Declaration of Trust and By-Laws, and of the 1940 Act and to a Portfolio’s investment objectives, policies and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish. The Advisor also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

Under the Agreements, the Advisor also renders significant administrative services (not otherwise provided by third parties) necessary for each Portfolio’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Portfolios (such as the Portfolios’ transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Portfolio’s federal, state and local tax returns; preparing and filing the Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value, monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining each Portfolio’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio’s operating budget; processing the payment of each Portfolio’s bills; assisting the Fund and the Portfolios in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund and the Portfolios in the conduct of their business, subject to the direction and control of the Trustees.

Pursuant to a sub-accounting and administrator agreement among the Advisor, SFAC and State Street Bank and Trust Company (“SSB”), the Advisor has delegated certain administrative functions to SSB under each Portfolio’s investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

For its investment management services, the Advisor receives compensation monthly at the following annual rates from each Portfolio:

Portfolio	Fee Rate
Scudder Blue Chip Portfolio	0.650%
Scudder Large Cap Value Portfolio	0.750%
Scudder Fixed Income Portfolio	0.600%
Scudder Government & Agency Securities Portfolio	0.550%
Scudder High Income Portfolio	0.600%
Scudder International Select Equity Portfolio	0.750%
Scudder Strategic Income Portfolio	0.650%
Scudder Total Return Portfolio	0.550%
SVS Dreman Small Cap Value Portfolio	0.750%

Scudder Aggressive Growth Portfolio, SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and Scudder Technology Growth Portfolio each pay the Advisor a graduated investment management fee, based on the average daily net assets of a Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0-$250 million	0.750%
next $750 million	0.720%
next $1.5 billion	0.700%
next $2.5 billion	0.680%
next $2.5 billion	0.650%

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Average Daily Net Assets of the Portfolio	Fee Rate
next $2.5 billion	0.640%
next $2.5 billion	0.630%
Over $12.5 billion	0.620%

Scudder Global Blue Chip Portfolio pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0-$250 million	1.000%
next $500 million	0.950%
next $750 million	0.900%
next $1.5 billion	0.850%
Over $3 billion	0.800%

For the period January 1, 2004 through September 30, 2004, Scudder Money Market Portfolio paid a monthly investment management fee of 0.50%, based on the average daily net assets of the portfolio. Effective October 1, 2004, Scudder Money Market Portfolio pays the Advisor a graduated investment fee based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0-$215 million	0.500%
next $335 million	0.375%
next $250 million	0.300%
Over $800 million	0.250%

Effective May 2, 2005, Scudder Small Cap Growth Portfolio pays a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.650%
Next $750 million	0.625%
Over $1 billion	0.600%

Effective May 2, 2005, Scudder Total Return Portfolio pays a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.470%
Next $750 million	0.445%
Over $1 billion	0.410%

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Effective November 15, 2004, Scudder Mercury Large Cap Core Portfolio pays a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.900%
Next $250 million	0.850%
Next $500 million	0.800%
Next $1 billion	0.750%
Next $500 million	0.700%
Over $2.5 billion	0.650%

Effective November 15, 2004, Scudder Templeton Foreign Value Portfolio pays a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.950%
Next $250 million	0.900%
Next $500 million	0.850%
Next $1 billion	0.750%
Next $500 million	0.700%
Over $2.5 billion	0.650%

Effective October 1, 2004, SVS Index 500 Portfolio pays a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rate shown below:

Portfolio	Fee Rate
SVS Index 500 Portfolio	0.200%

SVS INVESCO Dynamic Growth Portfolio and SVS Turner Mid Cap Growth Portfolio each pay the Advisor a graduated investment management fee based on the average daily net assets of a Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0-$250 million	1.000%
next $250 million	0.975%
next $500 million	0.950%
next $1.5 billion	0.925%
Over $2.5 billion	0.900%

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Effective May 1, 2005, SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio each pays a monthly investment management fee, based on the average daily net assets of each Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.750%
Next $750 million	0.725%
Next $1.5 billion	0.700%
Over $2.5 billion	0.675%

SVS Oak Strategic Equity Portfolio and SVS Davis Venture Value Portfolio each pay the Advisor a graduated investment management fee based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0-$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $1.5 billion	0.875%
Over $2.5 billion	0.850%

SVS MFS Strategic Value Portfolio pays the Advisor a graduated investment management fee based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0-$250 million	0.950%
$250-$500 million	0.925%
$500 million-$1 billion	0.900%
$1 billion-$1.5 billion	0.825%
$1.5 billion-$2.5 billion	0.800%
Over $2.5 billion	0.775%

The investment management fees paid by each Portfolio for its last three fiscal years are shown in the table below:

Portfolio	Fiscal 2004	Fiscal 2003	Fiscal 2002
Scudder Aggressive Growth Portfolio(1)	$433,852	$379,697	$410,143
Scudder Blue Chip Portfolio	$1,814,765	$1,406,973	$1,373,856
Scudder Fixed Income Portfolio	$1,589,597	$1,453,086	$1,056,716
Scudder Global Blue Chip Portfolio	$647,402	$476,692	$454,436
Scudder Government & Agency Securities Portfolio	$1,908,304	$2,701,849	$2,330,550
Scudder High Income Portfolio	$2,547,280	$2,301,804	$1,907,361
Scudder International Select Equity Portfolio	$1,393,551	$962,216	$835,181
Scudder Large Cap Value Portfolio	$2,219,930	$1,728,833	$1,869,062
Scudder Money Market Portfolio	$1,840,343	$2,504,325	$2,991,068
Scudder Small Cap Growth Portfolio	$1,446,445	$1,195,267	$1,216,116
Scudder Strategic Income Portfolio	$487,494	$435,782	$256,045
Scudder Technology Growth Portfolio	$1,826,919	$1,620,836	$2,050,402
Scudder Total Return Portfolio	$3,670,402	$3,591,741	$4,163,477
Scudder Mercury Large Cap Core Portfolio(2)(3)	$1,398	N/A	N/A
Scudder Templeton Foreign Value Portfolio(2)(4)	$6,260	N/A	N/A
SVS Davis Venture Value Portfolio	$2,725,496	$1,812,833	$1,419,371
SVS Dreman Financial Services Portfolio	$1,170,409	$977,258	$964,831
SVS Dreman High Return Equity Portfolio	$5,664,121	$4,278,201	$3,846,139
SVS Dreman Small Cap Value Portfolio	$3,317,899	$2,170,456	$1,932,765

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Portfolio	Fiscal 2004	Fiscal 2003	Fiscal 2002
SVS Index 500 Portfolio(5)	$1,145,237	$1,002,180	$933,197
SVS INVESCO Dynamic Growth Portfolio(6)	$389,667	$304,792	$253,612
SVS Janus Growth And Income Portfolio	$1,912,915	$1,721,907	$1,734,797
SVS Janus Growth Opportunities Portfolio	$1,285,655	$1,194,758	$1,319,879
SVS MFS Strategic Value Portfolio(7)(8)	$313,713	$97,981	$24,692
SVS Oak Strategic Equity Portfolio	$854,061	$568,504	$411,997
SVS Turner Mid Cap Growth Portfolio	$1,295,883	$861,498	$614,364

(1)	For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the Scudder Aggressive Growth Portfolio to the extent necessary to maintain the annual expenses of Class A at 0.95% and Class B at 1.35%. For the year ended December 31, 2004, the Advisor waived $42,450 of management fees.

(2)	Commenced operations on November 15, 2004

(3)	For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the Scudder Mercury Large Cap Core Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.00% and Class B at 1.20%. For the year ended December 31, 2004, the Advisor waived $1,398 of management fees. Accordingly, for the year ended December 31, 2004 the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.90% of the Portfolio’s average daily net assets. In addition, for the period ended December 31, 2004, the Advisor waived $26,726 of other expenses.

(4)	For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the Scudder Templeton Foreign Value Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.14% and Class B at 1.34%. For the year ended December 31, 2004, the Advisor waived $6,260 of management fees. Accordingly, for the year ended December 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.00% of the Portfolio’s average daily net assets. In addition, for the period ended December 31, 2004, the Advisor waived $26,622 of other expenses.

(5)	Effective October 1, 2004, the SVS Index 500 Portfolio pays a monthly investment management fee of 0.200% of the average daily net assets of the portfolio. In addition, for the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS Index 500 Portfolio to the extent necessary to maintain the annual expenses of Class A at 0.55% and Class B at 0.95%. Effective October 1, 2004 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of the SVS Index 500 Portfolio to the extent necessary to maintain the annual expenses of Class A at 0.377% and Class B at 0.627% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2004, the Advisor waived $5,655 of other expenses.

(6)	For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS INVESCO Dynamic Growth Portfolio to the extent necessary to maintain the annual expenses of Class A at 1.30% and Class B at 1.70%. For the year ended December 31, 2004, the Advisor waived $68,858 of management fees.

(7)	Commenced operations on May 1, 2002.

(8)	For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS MFS Strategic Value Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.15% and Class B at 1.55%. Accordingly, for the year ended December 31, 2004, the Advisor waived $89,208 of management fee and the fees pursuant to the Management Agreement were equivalent to an annual effective rate of 0.68% of the Portfolio’s average daily net assets.

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Board Considerations in Connection with Approval of New Investment Management Agreements for Scudder Mercury Large Cap Core Portfolio and Scudder Templeton Foreign Value Portfolio

The Trustees approved each Portfolio’s new investment management agreement on July 21, 2004. In connection with their deliberations, the Trustees considered such information and factors as they believed, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of the Fund. The factors considered by the Trustees included, among others, the nature, quality and extent of services to be provided by the Advisor to the Fund; investment performance of other similar funds managed by the Advisor and the subadvisors relative to appropriate peer groups and market indices; investment management fees, expense ratios and expected asset size of the Portfolios; the Advisor’s profitability from managing other similar funds before marketing expenses paid by the Advisor; possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to other funds. In assessing the possible financial and other benefits to the Advisor and its affiliates, the benefits considered by the Trustees included research services available to the Advisor by reason of brokerage business generated by other funds.

The Trustees requested and received extensive information from the Advisor in connection with their consideration of the factors cited above. The Trustees met privately with their independent legal counsel on several occasions to review this information, and requested and received additional information on a range of topics.

Board Considerations in Connection with Approval of New Subadvisory Agreement for Scudder Mercury Large Cap Core Portfolio

The Trustees approved the Portfolio’s new subadvisory agreement with Fund Asset Management, L.P., doing business as Mercury Advisors, on July 21, 2004. As part of the review process, the Board, as a whole, the Independent Trustees, separately, and the Portfolio’s Oversight Committees met to consider the approval of the Portfolio’s subadvisory agreement. In determining whether to approve the subadvisory agreement, the Board considered similar factors to those it considered in approving the investment management agreement, to the extent applicable. The Independent Trustees and the Board considered various factors and reviewed various materials furnished by the Advisor and the Subadvisor, including: (i) the investment approach of the Subadvisors; and (ii) the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the Portfolio. The Independent Trustees and Board also considered the following factors: the favorable history, reputation, qualifications and background of the Subadvisors as well as the qualifications of their personnel; the nature and quality of services to be provided by the Subadvisor to the Portfolio; and the Subadvisor’s relationship with the Advisor and, as applicable, experience with other funds managed by the Advisor. The Board also considered that the Advisor is responsible for any payment of fees to the Subadvisors.

Subadvisor to Scudder Mercury Large Cap Core Portfolio. Fund Asset Management, L.P., doing business as Mercury Advisors, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (the “Subadvisor”), a division of Merrill Lynch Investment Management (“MLIM”) is the Portfolio’s Subadvisor and is responsible for managing the Portfolio’s assets. The Advisor compensates MLIM out of the management fee it receives from the Portfolio.

The Subadvisory agreement was approved on July 21, 2004 and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Fund who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The Subadvisory agreement may be terminated at any time upon 60 days’ written notice by the Advisor or by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement. As of December 31, 2004, MLIM and its affiliates manage over $496 billion in client assets worldwide.

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DeIM pays a fee to MLIM for serving as Subadvisor to the Portfolio as shown below:

Average Daily Net Assets of the Portfolio	Annualized Rate
On the first $50 million	0.470%
On the next $200 million	0.440%
On the next $250 million	0.400%
On the next $500 million	0.350%
On the next $1.5 billion	0.325%
Over $2.5 billion	0.300%

The fee paid to MLIM for the most recent fiscal year was $737.

Board Considerations in Connection with Approval of New Subadvisory Agreement for Scudder Templeton Foreign Value Portfolio

The Trustees approved the Portfolio’s new subadvisory agreement with Templeton Investment Counsel LLC on July 21, 2004. As part of the review process, the Board, as a whole, the Independent Trustees, separately, and the Portfolio’s Oversight Committees met to consider the approval of the Portfolio’s subadvisory agreement. In determining whether to approve the subadvisory agreement, the Board considered similar factors to those it considered in approving the investment management agreement, to the extent applicable. The Independent Trustees and the Board considered various factors and reviewed various materials furnished by the Advisor and the Subadvisor, including: (i) the investment approach of the Subadvisors; and (ii) the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the Portfolio. The Independent Trustees and Board also considered the following factors: the favorable history, reputation, qualifications and background of the Subadvisors as well as the qualifications of their personnel; the nature and quality of services to be provided by the Subadvisor to the Portfolio; and the Subadvisor’s relationship with the Advisor and, as applicable, experience with other funds managed by the Advisor. The Board also considered that the Advisor is responsible for any payment of fees to the Subadvisors.

Subadvisor to Scudder Templeton Foreign Value Portfolio. Templeton Investment Counsel LLC (“Templeton”), 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, FL, is the Subadvisor for the Portfolio and is responsible for managing the Portfolio’s assets. Templeton is an indirect, wholly owned subsidiary of Franklin Resources, Inc. The Advisor compensates Templeton out of the management fee it receives from the Portfolio. Templeton is an indirect, wholly owned subsidiary of Franklin Resources, Inc. (“Resources”), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson are the principal shareholders of Resources.

The Templeton organization has been investing globally since 1940. Templeton and its affiliates have offices in Argentina, Australia, Bahamas, Belgium, Brazil, Canada, China, France, Germany, Holland (The Netherlands), Hong Kong, India, Ireland, Italy, Japan, Luxembourg, Poland, Russia, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, Turkey, United Kingdom, United Arab Emirates and the United States.

Templeton and its affiliates manage numerous other investment companies and accounts. Templeton may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by it on behalf of the Portfolio. Similarly, with respect to the Portfolio, Templeton is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Templeton or access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund or account. Templeton is not obligated to refrain from investing in securities held by the Portfolio or other funds or accounts it manages. Because Templeton is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Portfolio’s ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Portfolio to acquire or hold that security.

The subadvisory agreement was first approved on July 21, 2004 and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Fund who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ written notice by the Advisor or by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement. Together, Templeton and its affiliates managed over $347 billion in assets as of August 31, 2004.

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DeIM pays a fee to Templeton for serving as subadvisor to the Portfolio as shown below:

Average Daily Net Assets	Annualized Rate
On the first $50 million	0.625%
On the next $150 million	0.465%
On the next $300 million	0.375%
Over $500 million	0.350%

The fee paid to Templeton for the most recent fiscal year was $4,131.

Subadvisor to SVS Davis Venture Value Portfolio. Davis Selected Advisors, L.P. (“DSA”), 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706, is the subadvisor to SVS Davis Venture Value Portfolio. DSA has served as subadvisor to the Portfolio since its inception. DSA is a limited partnership, Davis Investments, LLC is the general partner; Christopher C. Davis is the managing member of Davis Investments, LLC.

Under the terms of the subadvisory agreement, DSA manages the investment and reinvestment of the Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that DSA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DSA in the performance of its duties or from reckless disregard by DSA of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with DSA continues in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by DSA, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays DSA for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisory Fee Rate
$0-$100 million	0.50%
Next $400 million	0.45%
On amounts over $500 million	0.40%

The subadvisory fees paid by DeIM to DSA for SVS Davis Venture Value Portfolio for the past two fiscal years are as follows:

	2004	2003
SVS Davis Venture Value Portfolio	$1,347,251	$909,672

Subadvisor to SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio. Dreman Value Management, L.L.C. (“DVM”), 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to SVS Dreman High Return Equity Portfolio, SVS Dreman Financial Services Portfolio and SVS Dreman Small Cap Value Portfolio. DVM is controlled by David N. Dreman. DVM serves as subadvisor pursuant to the terms of a subadvisory agreement between it and the Advisor for each Portfolio. DVM was formed in April 1997 and has served as subadvisor for SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio since their inception and for SVS Dreman Small Cap Value Portfolio since January 18, 2002. DVM is controlled by David Dreman.

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Under the terms of each subadvisory agreement, DVM manages the investment and reinvestment of each Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

Each subadvisory agreement provides that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with DVM for SVS Dreman Small Cap Value Portfolio has an initial term ending June 30, 2007. Each subadvisory agreement continues in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. Each subadvisory agreement may be terminated at any time upon 60 days’ notice by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement. DVM may terminate the subadvisory agreement upon 90 days’ notice to the Advisor.

Pursuant to separate subadvisory agreements dated April 8, 2002 and April 5, 2002, DVM receives a subadvisory fee of  1/12 of an annualized rate of 0.3375% of 1% of the average daily net assets for SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio, respectively. Effective January 18, 2002, DVM also receives a subadvisory fee of  1/12 of an annualized rate of 0.375% of 1% of the average daily net assets for SVS Dreman Small Cap Value Portfolio. Fees paid to DVM for the last three fiscal years were as follows:

	2004	2003	2002
SVS Dreman Financial Services Portfolio	$529,182	$376,743	$433,523
SVS Dreman High Return Equity Portfolio	$2,568,258	$1,800,568	$1,755,676
SVS Dreman Small Cap Value Portfolio	$1,568,583	$966,304	$878,478

Subadvisor to SVS Index 500 Portfolio. Northern Trust Investments, N.A. (“NTI”), 50 South LaSalle Street, Chicago, Illinois is the subadvisor for SVS Index 500 Portfolio. NTI has managed accounts, including registered investment companies, designed to mirror the performance of the same index as the Portfolio seeks to replicate. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of December 31, 2004, NTI had approximately $274 billion in assets under management.

DeIM pays a fee to NTI for serving as subadvisor to SVS Index 500 Portfolio as shown below:

Average Daily Net Assets	Annualized Rate
On the first $2 billion	0.015%
On the next $2 billion	0.010%
Over $4 billion	0.005%

For the past two fiscal years, the fees paid by DeIM to NTI were as follows:

	2004	2003
SVS Index 500 Portfolio	$41,897	$31,149

Subadvisor to Scudder International Select Equity Portfolio, Scudder Strategic Income Portfolio and Scudder Total Return Portfolio. Deutsche Asset Management Investment Services Limited (“DeAMIS”), One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for Scudder International Select Equity Portfolio, Scudder Strategic Income Portfolio and Scudder Total Return Portfolio. DeAMIS serves as subadvisor pursuant to the terms of subadvisory agreements between it and the Advisor. Under the terms of each subadvisory agreement, DeAMIS manages the investment and reinvestment of the Portfolio’s portfolios and will provide such investment advice, research and

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assistance as the Advisor may, from time to time, reasonably request. For Scudder Strategic Income Portfolio, DeAMIS manages the portion of each Portfolio’s assets invested in emerging market debt securities. For Scudder Total Return Portfolio, DeAMIS provides services related to foreign securities, foreign currency transactions and related instruments with regard to the portion of the portfolio that is allocated to it by the Advisor from time to time for management.

The Advisor pays DeAMIS for its services to Scudder International Select Equity Portfolio a subadvisory fee, payable monthly, at the annual rate of 0.375% of the Portfolio’s average daily net assets. The Advisor pays DeAMIS for its services to Scudder Strategic Income Portfolio a subadvisory fee, payable monthly, at the annual rate of 0.425% of the Portfolio’s average daily net assets. The Advisor pays DeAMIS for its services to Scudder Total Return Portfolio a subadvisory fee, payable monthly, of 50% of the net effective advisory fee paid to the Advisor by Scudder Variable Series II for services rendered under the investment management agreement.

The subadvisory agreements provide that DeAMIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the subadvisory agreement.

For Scudder International Select Equity Portfolio and Scudder Strategic Income Portfolio, the subadvisory agreements continue in effect year to year; for Scudder Total Return Portfolio, the subadvisory agreement remains in effect until September 30, 2005 and year to year thereafter. The subadvisory agreements continue in effect from year to year unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Portfolios who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Portfolios (“Independent Trustees” or “Non-interested Trustees”), and (b) by a majority of the shareholders or the Board of Trustees of the Portfolio. The subadvisory agreements may be terminated at any time upon 60 days’ notice by the Advisor or the Subadvisor or by the Board of Trustees of the Portfolios or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of a Portfolio’s investment management agreement.

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Subadvisor to SVS INVESCO Dynamic Growth Portfolio. INVESCO Institutional (N.A.) (“INVESCO”), 1360 Peachtree Street NE, Atlanta, GA 30309, is the subadvisor to SVS INVESCO Dynamic Growth Portfolio. INVESCO, along with its affiliates, manages over $195 billion in assets.

Under the terms of the subadvisory agreement, INVESCO manages the investment and reinvestment of the Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that INVESCO will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of INVESCO in the performance of its duties or from reckless disregard by INVESCO of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with INVESCO continues in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by INVESCO, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays INVESCO for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisory Fee Rate
$0-$100 million	0.550%
Next $400 million	0.525%
Next $500 million	0.500%
On amounts over $1 billion	0.470%

The subadvisory fees paid by DeIM to INVESCO for SVS INVESCO Dynamic Growth Portfolio for the prior two fiscal years are as follows:

	2004	2003
SVS INVESCO Dynamic Growth Portfolio	$214,735	$167,790

Subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio. Janus Capital Management LLC (“Janus Capital”) (formerly, Janus Capital Corporation) 151 Detroit Street, Denver, Colorado 80206-4928, is the subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio. Janus Capital is a direct subsidiary of Janus Capital Group Inc. Janus Capital began serving as investment advisor to Janus Fund in 1970 and currently serves as investment advisor to all of the Janus Funds, acts as subadvisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital has served as subadvisor to the Portfolios since their inception on October 29, 1999.

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Under the terms of each subadvisory agreement, Janus Capital manages the investment and reinvestment of each Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

Each subadvisory agreement provides that Janus Capital will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Janus Capital in the performance of its duties or from reckless disregard by Janus Capital of its obligations and duties under the subadvisory agreement.

Each subadvisory agreement with Janus Capital continues in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by Janus Capital, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays Janus Capital for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolios	Annual Subadvisory Fee Rate
$0-$100 million	0.55%
$100 million-$500 million	0.50%
On the balance over $500 million	0.45%

The subadvisory fees paid by DeIM to Janus Capital for SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio for the past three fiscal years is as follows:

	2004	2003	2002
SVS Janus Growth And Income Portfolio	$1,036,387	$936,074	$941,234
SVS Janus Growth Opportunities Portfolio	$696,528	$649,430	$724,231

Subadvisor to SVS MFS Strategic Value Portfolio. Massachusetts Financial Services Company (“MFS”), 500 Boylston Street, Boston, Massachusetts 02116, is the subadvisor to SVS MFS Strategic Value Portfolio. MFS is controlled by Sun Life of Canada (US) Financial Services Holdings, Inc. MFS has served as the subadvisor to the Portfolio since its inception.

Under the terms of the subadvisory agreement, MFS manages the investment and reinvestment of the Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that MFS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of MFS in the performance of its duties or from reckless disregard by MFS of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with MFS continues in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by MFS, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

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The Advisor pays MFS for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisory Fee Rate
On the first $100 million	0.475%
On the next $150 million	0.425%
On the next $250 million	0.375%
On the next $500 million	0.350%
On the next $500 million	0.275%
Over $1.5 billion	0.250%

The subadvisory fee paid by DeIM to MFS for SVS MFS Strategic Value Portfolio for the past two fiscal years is as follows:

	2004	2003
SVS MFS Strategic Value Portfolio	$157,472	$49,179

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Subadvisor to SVS Oak Strategic Equity Portfolio. Oak Associates, Ltd. (“Oak”), 3875 Embassy Parkway, Suite 250, Akron, OH 44333, is the subadvisor to SVS Oak Strategic Equity Portfolio. Oak has served as subadvisor to the Portfolio since its inception on May 1, 2001.

Under the terms of the subadvisory agreement, Oak manages the investment and reinvestment of the Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that Oak will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of OAK in the performance of its duties or from reckless disregard by Oak of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with Oak continues in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by Oak, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

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The Advisor pays OAK for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisory Fee Rate
On all assets	0.300%

The subadvisory fees paid by DeIM to OAK for SVS Oak Strategic Equity Portfolio for the past two fiscal years are as follows:

	2004	2003
SVS Oak Strategic Equity Portfolio	$269,807	$179,780

Subadvisor to SVS Turner Mid Cap Growth Portfolio. Turner Investment Partners, Inc. (“TIP”), 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312, is the subadvisor to SVS Turner Mid Cap Growth Portfolio. TIP is controlled by Robert E. Turner and Mark D. Turner. TIP has served as subadvisor to the Portfolio since its inception on May 1, 2001.

Under the terms of the subadvisory agreement, TIP manages the investment and reinvestment of the Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that TIP will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of TIP in the performance of its duties or from reckless disregard by TIP of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with TIP continues in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by TIP, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays TIP for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisory Fee Rate
$0-$50 million	0.550%
Next $250 million	0.525%
On amounts over $250 million	0.500%

The subadvisory fees paid by DeIM to TIP for SVS Turner Mid Cap Growth Portfolio for the past two fiscal years are as follows:

	2004	2003
SVS Turner Mid Cap Growth Portfolio	$693,454	$465,545

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Board Considerations in Connection with Annual Renewal of Investment Management Agreements

The current Agreements for all Portfolios except Scudder Mercury Large Cap Core Portfolio and Scudder Templeton Foreign Value Portfolio were last renewed by the Trustees on September 24, 2004. The new Agreements for Scudder Mercury Large Cap Core Portfolio and Scudder Templeton Foreign Value Portfolio were approved by the Trustees on July 21, 2004. As part of the annual contract review process, commencing in July 2004, the Board, as a whole, the Independent Trustees, separately, and each Portfolio’s Oversight Committee met on several occasions to consider the renewal of each Portfolio’s investment management agreement. The Oversight Committee initially analyzed and reviewed extensive materials, received responses from the Advisor and received advice from counsel. The Committee presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committee’s findings and recommendations and presented their recommendations to the full Board. At the meetings noted above, the Board concluded that the terms of the investment management agreements for each Portfolio are fair and reasonable and the continuance of each agreement is in the best interest of each Portfolio.

In connection with their meetings, the Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor and subadvisors; (ii) the management fees, expense ratios and asset sizes of the Portfolios relative to peer groups; (iii) the level of the Advisor’s profits with respect to the management of the Portfolios, including the methodology used to allocate costs among funds advised by the Advisor; (iv) the short-term and long-term performance of the Portfolios relative to appropriate peer groups and one or a combination of market indices; (v) fall-out benefits to the Advisor from its relationship to the Portfolios, including revenues derived from services provided to the Portfolios by affiliates of the Advisor; and (vi) the potential benefits to the Advisor, subadvisors, the Portfolios and its shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

Investment Performance. The Independent Trustees and Board reviewed each Portfolio’s investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index or combination of indices. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance of certain funds advised by the Advisor and steps taken by the Advisor to improve such underperformance. In particular, the Board requested the Advisor to identify Scudder funds whose performance ranks in the lowest quartile of their peer group (“Focus Funds”) and to provide more frequent reports of steps to monitor and improve performance of the Focus Funds.

Fees and Expenses. The Independent Trustees and Board considered each Portfolio’s management fee rates, subadvisory fee rates, expense ratios and asset sizes relative to an appropriate peer group of funds.

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Profitability. The Independent Trustees and Board considered the level of the Advisor’s profits with respect to the management of the Portfolios, including a review of the Advisor’s methodology in allocating its costs to the management of the Portfolios. The Board considered the profits realized by the Advisor in connection with the operation of the Portfolio and whether the amount of profit is a fair entrepreneurial profit for the management of the Portfolios. The Board also considered the Advisor’s profit margins in comparison with available industry data.

Economies of Scale. The Independent Trustees and Board considered whether there have been economies of scale with respect to the management of the Portfolios and whether the Portfolios have appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Portfolios.

Advisor Personnel and Methods. The Independent Trustees and Board considered the size, education and experience of the Advisor’s staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Independent Trustees and Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies and subadvisors.

Other Benefits to the Advisor. The Independent Trustees and Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates, including the receipt of research through the use of soft dollars.

Board Considerations in Connection with Annual Renewal of Subadvisory Agreements

As part of the annual contract review process, commencing in July 2004, the Board, as a whole, the Independent Trustees, separately, and the Fund’s Oversight Committees met to consider the renewal of each applicable Portfolio’s subadvisory agreement. In determining whether to approve each subadvisory agreement, the Board considered similar factors to those it considered in approving the investment management agreements, to the extent applicable. The Independent Trustees and the Board considered various factors and reviewed various materials furnished by the Advisor and the subadvisors, including (i) the investment performance of the Portfolios relative to broad-based indices and to comparably managed mutual funds, (ii) the investment approach of the subadvisors, and (iii) the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the Portfolios. The Independent Trustees and Board also considered the following factors: the favorable history, reputation, qualifications and background of the subadvisors, as well as the qualifications of their personnel; the nature and quality of services provided by the subadvisors to the Portfolios; and a subadvisor’s relationship with the Advisor and, as applicable, experience with other funds managed by the Advisor. The Board also considered that the Advisor is responsible for any payment of fees to the subadvisors.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those portfolios for which a sub-investment advisor manages the portfolio’s investments, references in this section to the “Advisor” should be read to mean a “subadvisor” unless specifically noted.

The policy of the Advisor in placing orders for the purchase and sale of securities for the portfolios is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed, and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and

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sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the portfolios to their customers. However, the Advisor does not consider sales of shares of the portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolios.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), when placing portfolio transactions for a portfolio, to cause the portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for a portfolio in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

INVESCO (with respect to SVS INVESCO Dynamic Growth Portfolio) has not adopted the same policy as the Advisor regarding not executing transactions with broker-dealers in order to obtain third party research, and may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain third party as well as proprietary research. Consistent with its policy regarding best execution, where more than one broker-dealer is believed to be capable of providing best execution for a particular trade, INVESCO may take into consideration the receipt of proprietary and third party research in selecting the broker-dealer to execute the trade.

In reliance on Section 28(e) of the 1934 Act, the Advisor may obtain from broker-dealers brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such portfolio. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a portfolio.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to

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amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by the portfolio, or on the size of the position obtained or disposed of for the portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the portfolio.

Deutsche Bank AG or one of its affiliates (or in the case of a sub-adviser, the sub-adviser or one of its affiliates) may act as a broker for the portfolios and receive brokerage commissions or other transaction-related compensation from the portfolios in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund’s Board, including a majority of the Independent Trustees, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Scudder Aggressive Growth Portfolio: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2004
Legg Mason	$1,923,000
Merrill Lynch	$864,000
Lehman Brothers	$910,000
Citigroup	$655,000

Scudder Blue Chip Portfolio: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2004
Bank of America Corp.	$9,577,000
US Bancorp	$5,434,000
Lehman Brothers Holdings, Inc.	$4,391,000
Morgan Stanley	$3,575,000
Wells Fargo & Co.	$3,070,000
Citigroup	$2,534,000
Wachovia	$1,620,000
Capital One Financial Corp.	$1,600,000
Fremont General Corp.	$551,000
J.P. Morgan Chase & Co.	$369,000
National City Corp.	$353,000

Scudder Fixed Income Portfolio: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2004
Wells Fargo & Co.	$1,782,000
Goldman Sachs Group	$935,000
HSBC Capital Funding	$891,000

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Scudder Global Blue Chip Portfolio: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2004
Skandinaviska Enskilda Banken	$1,365,000
DBS Holdings	$611,000
Daiwa Securities Group, Inc.	$448,000
Bangkok Bank	$369,000
Credit Suisse First Boston	$480,000
Mediobanca SPA	$457,000

Scudder Government & Agency Securities Portfolio: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio did not hold any securities of its regular brokers or dealers.

Scudder High Income Portfolio: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2004
Americredit Corp.	$2,622,000
Citigroup Global	$1,527,000

Scudder International Select Equity Portfolio: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2004
ING Groep NV	$7,421,000
Credit Suisse Group	$6,999,000
Alpha Bank AE	$5,357,000
HSBC Holdings PLC	$5,319,000
Credit Agricole SA	$4,819,000
DBS Group Holdings Ltd.	$4,648,000

Scudder Large Cap Value Portfolio: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2004
Citgroup	$11,308,000
Bank of America Corp.	$10,771,000
J.P. Morgan Chase	$10,326,000
PNC Financial Services Group	$8,283,000
Wachovia Corp.	$6,233,000
Merrill Lynch & Co., Inc.	$5,780,000
US Bancorp	$5,562,000
National City Corp.	$5,013,000
Bear Stearns & Co.	$4,338,000
Suntrust Banks Inc.	$3,797,000
BB&T Corporation	$3,137,000

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Scudder Money Market Portfolio: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2004
Merrill Lynch	$1,802,000
Morgan Stanley	$14,000,000
HSBC Finance Corp.	$12,010,000
Toronto Dominion Bank	$6,000,000

Scudder Small Cap Growth Portfolio: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2004
Affiliated Managers Group, Inc.	$6,439,000
Jefferies Group, Inc.	$3,557,000

Scudder Strategic Income Portfolio: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2004
Americredit Corp.	$215,000
Citigroup Global	$140,000

Scudder Technology Growth Portfolio: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio did not hold any securities of its regular brokers or dealers.

Scudder Total Return Portfolio: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2004
Citigroup	$8,880,000
Bank of America Corp.	$8,139,000
Goldman Sachs Group, Inc.	$1,590,000
Morgan Stanley	$1,560,000
Wells Fargo & Co.	$1,123,000
Lehman Brothers Holdings Co.	$927,000
Americredit Corp.	$252,000
Citigroup Global	$223,000

Scudder Mercury Large Cap Core Portfolio: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio did not hold any securities of its regular brokers or dealers.

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Scudder Templeton Foreign Value Portfolio: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio did not hold any securities of its regular brokers or dealers.

SVS Davis Venture Value Portfolio: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2004
Wells Fargo & Co.	$10,727,000
HSBC Holdings PLC	$10,652,000
J.P. Morgan Chase & Co.	$10,513,000
Citigroup	$10,441,000
H&R Block, Inc.	$5,209,000
Marsh & McLennan	$3,550,000
Lloyds TSB Group PLC	$2,862,000
Morgan Stanley	$2,637,000
Principal Financial Group	$1,240,000
State Street Corp.	$761,000
Sun Life Financial, Inc.	$610,000

SVS Dreman Financial Services Portfolio: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2004
Bank of America Corp.	$12,975,000
Citigroup	$6,615,000
J.P. Morgan Chase & Co.	$6,438,000
Keycorp	$6,375,000
US Bancorp	$5,955,000
Wachovia Corp.	$4,531,000
PNC Financial Services Corp.	$3,719,000
Merrill Lynch	$3,260,000
Morgan Stanley	$3,219,000
Wells Fargo & Co.	$3,021,000
Regions Financial Corp.	$2,853,000
National City Corp.	$2,239,000
Bear Stearns Companies, Inc.	$2,112,000
Lehman Brothers, Inc.	$1,811,000

SVS Dreman High Return Equity Portfolio: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2004
Bank of America Corp.	$24,512,000
PNC Financial Services Corp.	$13,557,000
Keycorp	$11,366,000
US Bancorp	$8,322,000
Wachovia Corp.	$7,364,000
J.P. Morgan Chase & Co.	$5,183,000

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SVS Dreman Small Cap Value Portfolio: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2004
BankAtlantic Bancorp, Inc.	$1,661,000
Oriental Finance Group	$1,632,000

SVS Index 500 Portfolio: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2004
Citigroup	$8,734,000
Bank of America Corp.	$6,621,000
J.P. Morgan Chase & Co.	$4,839,000
Wells Fargo & Co.	$3,655,000
Wachovia Corp.	$2,975,000
Morgan Stanely	$2,154,000
US Bancorp	$2,080,000
Merrill Lynch	$1,952,000
Goldman Sachs & Co.	$1,747,000
Suntrust Banks, Inc.	$986,000
National City Corp.	$920,000
Lehman Brothers Holdings, Inc.	$821,000
BB&T Corp.	$789,000
Capital One Financial Corp.	$697,000
Marshall & Isley Corp.	$323,000
Zions Bancorp	$243,000

SVS INVESCO Dynamic Growth Portfolio: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2004
Legg Mason	$568,000
T. Rowe Price Group, Inc.	$473,000
Zions Bancorp	$415,000

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SVS Janus Growth And Income Portfolio: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2004
Citigroup	$7,257,000
J.P. Morgan Chase & Co.	$3,693,000
US Bancorp	$3,234,000
Goldman Sachs Group, Inc.	$1,846,000

SVS Janus Growth Opportunities Portfolio: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2004
Morgan Stanley	$2,508,000

SVS MFS Strategic Value Portfolio: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2004
J.P. Morgan Chase & Co.	$1,718,000
Merrill Lynch & Co., Inc.	$1,109,000
PNC Financial Services Corp.	$983,000
Bank of America Corp.	$667,000

SVS Oak Strategic Equity Portfolio: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2004
Charles Schwab Corp.	$5,399,000
Citigroup	$3,565,000

SVS Turner Mid Cap Growth Portfolio: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2004
T. Rowe Price Group, Inc.	$1,755,000
Affiliated Managers Group, Inc.	$1,275,000
Doral Financial Corp.	$866,000
Ameritrade Holding Corp.	$787,000
Bear Stearns Companies, Inc.	$636,000
SEI Investments Co.	$608,000

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The table below shows total brokerage commissions paid by each Portfolio for the last three fiscal years, as applicable.

Portfolio	Fiscal 2004	Fiscal 2003	Fiscal 2002
Scudder Aggressive Growth Portfolio	$144,175	$129,184	$143,254
Scudder Blue Chip Portfolio	$437,994	$365,208	$671,982
Scudder Fixed Income Portfolio	$0	$0	$0
Scudder Global Blue Chip Portfolio	$149,399	$97,252	$61,899
Scudder Government & Agency Securities Portfolio	$0	$0	$6,312
Scudder High Income Portfolio	$0	$0	$8,707
Scudder International Select Equity Portfolio	$553,166	$461,119	$379,066
Scudder Large Cap Value Portfolio	$270,524	$362,438	$577,420
Scudder Money Market Portfolio	$0	$0	$0
Scudder Small Cap Growth Portfolio	$937,527	$982,755	$538,528
Scudder Strategic Income Portfolio	$0	$0	$0
Scudder Technology Growth Portfolio	$982,299	$591,677	$632,705
Scudder Total Return Portfolio	$259,205	$139,867	$714,788
Scudder Mercury Large Cape Core Portfolio(1)	$891	N/A	N/A
Scudder Templeton Foreign Value Portfolio(1)	$2,724	N/A	N/A
SVS Davis Venture Value Portfolio(2)	$72,280	$52,683	$159,049
SVS Dreman Financial Services Portfolio	$27,369	$39,552	$74,474
SVS Dreman High Return Equity Portfolio	$182,508	$339,487	$655,721
SVS Dreman Small Cap Value Portfolio	$1,449,022	$1,129,408	$1,043,580
SVS Index 500 Portfolio	$83,037	$66,204	$76,616
SVS INVESCO Dynamic Growth Portfolio(2)	$118,590	$113,346	$72,549
SVS Janus Growth And Income Portfolio	$211,249	$176,783	$233,462
SVS Janus Growth Opportunities Portfolio	$163,724	$161,639	$224,896
SVS MFS Strategic Value Portfolio(3)	$88,774	$28,139	$14,160
SVS Oak Strategic Equity Portfolio(2)	$113,050	$48,753	$82,715
SVS Turner Mid Cap Growth Portfolio(2)	$741,896	$1,123,591	$494,623

(1)	Commenced operations on November 15, 2004.

(2)	Commenced operations on May 1, 2001.

(3)	Commenced operations on May 1, 2002.

In addition, for the fiscal year ended December 31, 2004:

Portfolio	Percentage of Commissions Paid to Affiliated Brokers	Percentage of Transactions Involving Commissions Paid to Affiliated Brokers	Dollar Amount of Commissions Paid to Brokers for Research Services
Scudder Aggressive Growth Portfolio	0%	0%	$0
Scudder Blue Chip Portfolio	0	0	$0
Scudder Large Cap Value Portfolio	0	0	$0
Scudder Fixed Income Portfolio	0	0	$0
Scudder Global Blue Chip Portfolio	0	0	$0
Scudder Government & Agency Securities Portfolio	0	0	$0
Scudder High Income Portfolio	0	0	$0
Scudder International Select Equity Portfolio	0	0	$0
Scudder Money Market Portfolio	0	0	$0
Scudder Small Cap Growth Portfolio	0	0	$0
Scudder Strategic Income Portfolio	0	0	$0
Scudder Technology Growth Portfolio	0	0	$0

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Portfolio	Percentage of Commissions Paid to Affiliated Brokers	Percentage of Transactions Involving Commissions Paid to Affiliated Brokers	Dollar Amount of Commissions Paid to Brokers for Research Services
Scudder Total Return Portfolio	0	0	$0
Scudder Mercury Large Cap Core Portfolio	0	0	$0
Scudder Templeton Foreign Value Portfolio	0	0	$0
SVS Davis Venture Value Portfolio	0	0	$0
SVS Dreman Financial Services Portfolio	0	0	$0
SVS Dreman High Return Equity Portfolio	0	0	$0
SVS Dreman Small Cap Value Portfolio	0	0	$0
SVS Index 500 Portfolio	0	0	$0
SVS INVESCO Dynamic Growth Portfolio	0	0	$0
SVS Janus Growth And Income Portfolio	0	0	$0
SVS Janus Growth Opportunities Portfolio	0	0	$0
SVS MFS Strategic Value Portfolio	0	0	$0
SVS Oak Strategic Equity Portfolio	0	0	$0
SVS Turner Mid Cap Growth Portfolio	0	0	$0

Codes of Ethics. The Fund, Advisor and subadvisors, and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Fund and employees of the Advisor or Subadvisors, and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, imposes holding periods (generally 30 days) on most transactions and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Compensation of Portfolio Managers Advised or Subadvised by the Advisor or its Affiliates. For all portfolio managers, except those listed below in “For certain senior investment professionals managing the following portfolios: Scudder Fixed Income Portfolio, Scudder High Income Portfolio, Scudder Strategic Income Portfolio and Scudder Total Return Portfolio.” The Portfolios have been advised that the Advisor, or DeAMIS, as applicable, seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and Scudder Investments’ and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor or DeAMIS uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and

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benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor or DeAMIS considers a number of quantitative and qualitative factors such as:

•	Scudder Investments’ performance and the performance of Deutsche Asset Management; quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•	Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•	Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

For certain senior investment professionals managing the following portfolios: Scudder Fixed Income Portfolio, Scudder High Income Portfolio, Scudder Strategic Income Portfolio and Scudder Total Return Portfolio. These portfolios have been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation. Variable compensation consists of a compensation pool that is determined based on revenues generated by the funds they manage, which are generally impacted by overall investment performance. The compensation pool is shared equally among those senior investment professionals. The compensation structure for these investment professionals is dependent on, among other things, their continuing obligation to fulfill their fiduciary responsibilities to their clients and to “live the values” of the Advisor through adherence to the Advisor’s compliance policies and procedures. This compensation structure creates an incentive to maximize the size of the funds. However, the Advisor has in place controls designed to maintain disciplined growth of the products managed by this team within the capacity constraints of the investment process. The Advisor believes that this compensation structure has been a positive incentive to this team and has contributed to the development of a strong team culture and a risk managed, consistent investment approach that has benefited portfolio shareholders over time. Performance information is provided in the relevant Portfolio’s prospectus.

Portfolio Ownership of Portfolio Managers. The following table shows the dollar range of shares owned beneficially and of record by each member of the Portfolios’ management team (except Scudder Money Market Portfolio) in the applicable Portfolio as well as in all Scudder Funds as a group (i.e. those funds/portfolios advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Portfolios’ most recent fiscal year end.

Name of Portfolio	Name of Portfolio Manager	Dollar Range of Portfolio Shares Owned	Dollar Range of All Scudder Fund Shares Owned
Aggressive Growth	Samuel A. Dedio	$0	$100,001-$500,000
	Robert S. Janis	$0	$100,001-$500,000
Blue Chip	Janet Campagna	$0	Over $1,000,000
	Robert Wang	$0	$500,001-$1,000,000

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Name of Portfolio	Name of Portfolio Manager	Dollar Range of Portfolio Shares Owned		Dollar Range of All Scudder Fund Shares Owned
Fixed Income	Gary W. Bartlett	$0	(1)	Over $1,000,000
	J. Christopher Gagnier	$0	(1)	Over $1,000,000
	Warren S. Davis	$0	(1)	Over $1,000,000
	Daniel R. Taylor	$0	(1)	$500,001-$1,000,000
	Thomas J. Flaherty	$0	(1)	Over $1,000,000
	Timothy C. Vile	$0	(2)	$500,001-$1,000,000
	William T. Lissenden	$0		$0
Global Blue Chip	Steve M. Wreford	$0		$100,001-$500,000
	Oliver Kratz	$0		$100,001-$500,000
Government & Agency Securities	Sean P. McCaffrey	$0		$100,001-$500,000
	William Chepolis	$0		$100,001-$500,000
High Income	Andrew P. Cestone	$0		Over $1,000,000
International Select Equity	Alex Tedder	$0	(4)	$0
	Sangita Uberoi	$0		$50,001-$100,000
	Matthias Knerr	$0		$100,001-$500,000
Large Cap Value	Thomas F. Sassi	$0		$100,001-$500,000
	Steve Scrudato	$0		$50,001-$100,000
Small Cap Growth	Samuel A. Dedio	$0	(3)	$100,001-$500,000
	Robert S. Janis	$0		$100,001-$500,000
Strategic Income	Jan Faller	$0		$100,001-$500,000
	Andrew P. Cestone	$0		Over $1,000,000
	Sean P. McCaffrey	$0		$100,001-$500,000
	Brett Diment	$0	(4)	$0
	Edwin Gutierrez	$0	(4)	$0
Technology Growth	Ian Link	$0		$10,001-$50,000
	Anne Meisner	$0		$100,001-$500,000
Total Return	Andrew P. Cestone	$0		Over $1,000,000
	Brett Diment	$0	(4)	$0
	J. Christopher Gagnier	$0		Over $1,000,000
	Arnim S. Holzer	$0		$100,001-$500,000
	Thomas F. Sassi	$0		$100,001-$500,000
	Julie M. Van Cleave	$0		Over $1,000,000

(1)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $100,001-$500,000 in Scudder Fixed Income Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All Scudder Fund Shares Owned.”

(2)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $50,001-$100,000 in Scudder Fixed Income Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All Scudder Fund Shares Owned.”

(3)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 Scudder Small Cap Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All Scudder Fund Shares Owned.”

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(4)	Because the Portfolio Manager does not reside in the US, the Portfolio Manager generally does not invest in US registered investment companies, such as the portfolio, on account of US tax and other regulatory limitations applicable to foreign investors.

Conflicts of Interest. In addition to managing the assets of the Portfolios, the portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Portfolios’ most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Aggressive Growth	Samuel A. Dedio	11	$2,255,881,247	0	$0
	Robert S. Janis	11	$2,255,881,247	0	$0
Blue Chip	Janet Campagna	34	$2,879,392,286	0	$0
	Robert Wang	34	$2,879,392,286	0	$0
Fixed Income	Gary W. Bartlett	14	$3,538,908,958	0	$0
	J. Christopher Gagnier	14	$3,538,908,958	0	$0
	Warren S. Davis	14	$3,538,908,958	0	$0
	Daniel R. Taylor	14	$3,538,908,958	0	$0
	Thomas J. Flaherty	14	$3,538,908,958	0	$0
	Timothy C. Vile	14	$3,538,908,958	0	$0
	William T. Lissenden	14	$3,538,908,958	0	$0
Global Blue Chip	Steve M. Wreford	10	$1,139,787,435	0	$0
	Oliver Kratz	18	$1,562,720,495	0	$0
Government Agency & Securities	Sean P. McCaffrey	12	$9,502,826,612	0	$0
	William Chepolis	5	$9,007,051,772	0	$0
High Income	Andrew P. Cestone	25	$2,145,940,881	0	$0
International Select Equity	Alex Tedder	6	$4,325,854,307	0	$0
	Sangita Uberoi	3	$2,652,512,237	0	$0
	Matthias Knerr	3	$2,652,512,237	0	$0
Large Cap Value	Thomas F. Sassi	19	$4,117,760,453	0	$0
	Steve Scrudato	10	$3,253,665,841	0	$0
Small Cap Growth	Samuel A. Dedio	11	$2,079,409,198	0	$0
	Robert S. Janis	11	$2,079,409,198	0	$0

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Name of Portfolio	Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Strategic Income	Jan Faller	7	$636,929,480	0	$0
	Andrew P. Cestone	25	$4,656,345,231	0	$0
	Sean P. McCaffrey	12	$9,739,224,771	0	$0
	Brett Diment	9	$682,959,372	0	$0
	Edwin Gutierrez	9	$682,959,372	0	$0
Technology Growth	Ian Link	3	$1,693,495,033	0	$0
	Anne Meisner	3	$1,693,495,033	0	$0
Total Return	Andrew P. Cestone	25	$4,528,689,284	0	$0
	Brett Diment	9	$682,959,372	0	$0
	J. Christopher Gagnier	14	$3,324,413,615	0	$0
	Arnim S. Holzer	12	$766,815,243	0	$0
	Thomas F. Sassi	19	$4,261,425,223	0	$0
	Julie M. Van Cleave	8	$4,007,516,940	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Aggressive Growth	Samuel A. Dedio	2	$19,332,988	0	$0
	Robert S. Janis	2	$19,332,988	0	$0
Blue Chip	Janet Campagna	7	$478,714.796	0	$0
	Robert Wang	7	$478,714.796	0	$0
Fixed Income	Gary W. Bartlett	9	$3,040,933,748	0	$0
	J. Christopher Gagnier	9	$3,040,933,748	0	$0
	Warren S. Davis	9	$3,040,933,748	0	$0
	Daniel R. Taylor	9	$3,040,933,748	0	$0
	Thomas J. Flaherty	9	$3,040,933,748	0	$0
	Timothy C. Vile	9	$3,040,933,748	0	$0
	William T. Lissenden	9	$3,040,933,748	0	$0
Global Blue Chip	Steve M. Wreford	4	$75,201,994	0	$0
	Oliver Kratz	7	$658,280,872	0	$0
Government Agency & Securities	Sean P. McCaffrey	7	$5,835,700,828	0	$0
	William Chepolis	1	$2,311,976,541	0	$0
High Income	Andrew P. Cestone	3	$256,102,833	0	$0

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Name of Portfolio	Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
International Select Equity	Alex Tedder	3	$191,897,427	0	$0
	Sangita Uberoi	3	$191,897,427	0	$0
	Matthias Knerr	3	$191,897,427	0	$0
Large Cap Value	Thomas F. Sassi	1	$154,543,793	0	$0
	Steve Scrudato	2	$125,527,339	0	$0
Small Cap Growth	Samuel A. Dedio	2	$19,332,987	0	$0
	Robert S. Janis	2	$19,332,987	0	$0
Strategic Income	Jan Faller	0	$0	0	$0
	Andrew P. Cestone	3	$256,102,833	0	$0
	Sean P. McCaffrey	7	$5,835,700,828	0	$0
	Brett Diment	4	$596,438,334	0	$0
	Edwin Gutierrez	3	$279,961,398	0	$0
Technology Growth	Ian Link	0	$0	0	$0
	Anne Meisner	0	$0	0	$0
Total Return	Andrew P. Cestone	3	$256,102,833	0	$0
	Brett Diment	4	$596,438,334	0	$0
	J. Christopher Gagnier	9	$3,040,933,748	0	$0
	Arnim S. Holzer	2	$317,196,144	0	$0
	Thomas F. Sassi	1	$154,543,793	0	$0
	Julie M. Van Cleave	2	$28,189,923	0	$0

Other Accounts Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Aggressive Growth	Samuel A. Dedio	6	$556,877,059	0	$0
	Robert S. Janis	6	$556,877,059	0	$0
Blue Chip	Janet Campagna	40	$6,692,460,384	0	$0
	Robert Wang	40	$6,692,460,384	0	$0
Fixed Income	Gary W. Bartlett	163	$16,022,674,636	0	$0
	J. Christopher Gagnier	163	$16,022,674,636	0	$0
	Warren S. Davis	163	$16,022,674,636	0	$0
	Daniel R. Taylor	163	$16,022,674,636	0	$0
	Thomas J. Flaherty	163	$16,022,674,636	0	$0
	Timothy C. Vile	163	$16,022,674,636	0	$0
	William T. Lissenden	163	$16,022,674,636	0	$0

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Name of Portfolio	Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Global Blue Chip	Steve M. Wreford	11	$778,128,072	0	$0
	Oliver Kratz	12	$1,078,609,927	0	$0
Government Agency & Securities	Sean P. McCaffrey	25	$7,465,220,631	0	$0
	William Chepolis	2	$798,969,971	0	$0

High Income	Andrew P. Cestone	21	$203,370,712	0	$0
International Select Equity	Alex Tedder	7	$2,193,359,306	2	$1,025,675,953
	Sangita Uberoi	0	$0	0	$0
	Matthias Knerr	0	$0	0	$0

Large Cap Value	Thomas F. Sassi	44	$1,987,496,179	0	$0
	Steve Scrudato	53	$2,903,467,303	0	$0
Small Cap Growth	Samuel A. Dedio	6	$556,877,059	0	$0
	Robert S. Janis	6	$556,877,059	0	$0
Strategic Income	Jan Faller	0	$0	0	$0
	Andrew P. Cestone	18	$203,370,712	0	$0
	Sean P. McCaffrey	25	$7,465,220,631	0	$0
	Brett Diment	1	$146,039,807	0	$0
	Edwin Gutierrez	0	$0	0	$0
Technology Growth	Ian Link	0	$0	0	$0
	Anne Meisner	0	$0	0	$0
Total Return	Andrew P. Cestone	21	$203,370,712	0	$0
	Brett Diment	1	$146,039,807	0	$0
	J. Christopher Gagnier	163	$16,022,674,636	0	$0
	Arnim S. Holzer	7	$355,824,558	0	$0
	Thomas F. Sassi	44	$1,987,496,179	0	$0
	Julie M. Van Cleave	13	$1,052,484,474	0	$0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Portfolios. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Portfolios and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one Portfolio or account, including the following:

•

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor, including other client accounts managed by a Portfolio’s management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of

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the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a Portfolio may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor and DeAMIS are owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor and DeAMIS are affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Board.

Compensation of Portfolio Managers of Other Subadvised Portfolios.

Scudder Mercury Large Cap Core Portfolio

The Merrill Lynch Investment Manager (MLIM) Portfolio Manager compensation program is critical to MLIM’s ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

Compensation

The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the portfolios that they manage.

Base Salary

Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager’s total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

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Performance-Based Compensation

MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

To that end, the portfolio manager incentive compensation is derived based on the portfolio manager’s performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager’s compensation can be based on MLIM’s investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch’s principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

Cash Bonus

Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

Stock Bonus

A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a PM for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future ML stock price performance. As such, the stock bonus aligns each portfolio manager’s financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the “downside risk” and “upside opportunity” of the company’s performance. Portfolio managers therefore have a direct incentive to protect ML’s reputation for integrity.

Other Benefits

Portfolio Managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health and other employee benefit plans.

Scudder Templeton Foreign Value Portfolio

Franklin Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton budget guidelines. Each portfolio manager’s compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary.

Annual bonus. Each portfolio manager is eligible to receive an annual bonus. Franklin Templeton feels that portfolio managers should have some deferred or equity-based compensation in order to build a vested interest in the company and its shareholders. With this in mind, bonuses generally are split between cash (65%) and restricted shares of Franklin Resources stock (35%). Larger bonus awards are 50% cash and 50% in restricted shares of Franklin Resources stock.

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The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Templeton Investment Counsel and the portfolio manager. Any bonus under the plan is completely discretionary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

Assets: The size and complexity of funds and overall asset size of those funds managed by the portfolio manager are factored in the manager’s appraisal.

Investment Performance: The historic investment performance of all accounts managed by the portfolio manager is considered. The pre-tax performance of each fund managed is measured relative to an appropriate securities market index.

Research: Since the Templeton global equity team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

Non-Investment Performance: For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

Additional long term equity-based compensation: Portfolio managers may be awarded options to purchase common shares of Franklin Resources stock that would permit the portfolio to purchase a set amount of shares at the market price on the date of grant. Some portfolio managers may be granted additional restricted shares of Franklin Resources stock. Awards of such equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

SVS Davis Venture Value Portfolio

Kenneth Feinberg’s compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors’ profits, (iii) awards of equity (“Units”) in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees. Christopher Davis’ annual compensation as an employee and general partner of Davis Advisors consists of a base salary.

SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio

The Portfolios have been advised that the subadvisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund’s benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional’s performance measured utilizing both quantitative and qualitative factors.

The subadvisor’s investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry, specifically, investment advisory firms. The variable component of the subadvisor’s compensation plan which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to a portfolio’s performance relative to its benchmark.

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Investment professionals may receive equity in the form of units or fractional units of membership interest in the subadvisor or they may receive stock appreciation rights which enable them to participate in the growth of the firm. The subadvisor’s membership units are valued based on a multiple of net profits so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase. Investment professionals also participate in the subadvisor’s profit sharing plan, a defined contribution plan that allows the subadvisor to contribute up to twenty-five percent of an employee’s total compensation, subject to various regulatory limitations, to each employee’s profit sharing account. The subadvisor’s profit sharing plan is a non-discriminatory plan which benefits all employees of the firm including both portfolio managers and research analysts. Contributions to the subadvisor’s profit sharing plan vest over a specified term. Finally all employees of the subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.

The basis for determining the variable component of an investment professional’s total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

•	Relative ranking of a portfolio’s performance against its peers in the one, three and five year pre-tax investment performance categories. The portfolios’ performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager’s absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

•	Relative performance of a portfolio’s performance against the pre-determined indices for the product strategy against which a portfolio’s performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund’s benchmark index.

•	Performance of a portfolio measured through attribution analysis models which analyses the portfolio manager’s contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client’s investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

•	Ability to work well with other members of the investment professional team and mentor junior members.

•	Contributions to the organizational overall success with new product strategies.

•	Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.

SVS Index 500 Portfolio

As of December 31, 2004, compensation for Northern Trust Investments’ index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. The annual incentive award is discretionary and is based on the overall financial performance of The Northern Trust Company, the overall performance of the investment management unit plus a qualitative evaluation of each portfolio manager’s performance and contribution to his or her respective team. For the portfolio managers, the variable incentive award is not based on performance of the Portfolios or the amount of assets held in the Portfolios. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

SVS INVESCO Dynamic Growth Portfolio

AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity

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compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following five elements:

Base salary. Each portfolio manager is paid a base salary. In setting the base salary, AIM’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual bonus. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio

The following describes the structure and method of calculating the portfolio manager’s compensation as of January 1, 2005.

The portfolio manager is compensated by Janus Capital for managing a Portfolio and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

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The portfolio manager’s individual performance compensation is determined by applying a multiplier tied to the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager’s fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager’s compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds’ performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team’s aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Portfolios’ Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

SVS MFS Strategic Value Portfolio

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

SVS Oak Strategic Equity Portfolio

James D. Oelschlager owns 99% of Oak Associates, ltd. As a result, Mr. Oelschlager earns 99% of the net profits from Oak Associates, ltd.

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SVS Turner Mid Cap Growth

Turner’s investment professionals receive a base salary commensurate with their level of experience. Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm’s profits. Most of the members of the Investment Team and all Portfolio Managers are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals’ compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

Portfolio Ownership of Portfolio Managers. The following table shows the dollar range of shares owned beneficially and of record by each member of the Portfolios’ management team in the applicable Portfolio, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Portfolios’ most recent fiscal year end.

Name of Portfolio	Name of Portfolio Manager	Dollar Range of Portfolio Shares Owned
Mercury Large Cap Core	Robert Doll	$0
Templeton Foreign Value	Antonio Docal	$0
Davis Venture Value	Christopher C. Davis	$0
	Kenneth Charles Feinberg	$0
Dreman Financial Services	David N. Dreman	$0
	F. James Hutchinson	$0
Dreman High Return Equity	David N. Dreman	$0
	F. James Hutchinson	$0
Dreman Small Cap Value	David N. Dreman	$0
	Nelson Woodward	$0
Index 500	James B. Francis(1)	$0
INVESCO Dynamic Growth	Paul J. Rasplicka	$0
Janus Growth And Income	Minyoung Sohn	$0
Janus Growth Opportunities	Marc Pinto	$0
MFS Strategic Value	Kenneth J. Enright	$0
	Alan T. Langsner	$0
Oak Strategic Equity	James D. Oelschlager	$0

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Name of Portfolio	Name of Portfolio Manager	Dollar Range of Portfolio Shares Owned
Turner Mid Cap Growth	Christopher K. McHugh	$0
	William C. McVail	$0
	Robert E. Turner	$0

(1)	James B. Francis joined Northern Trust Investments in February 2005, therefore, the information provided is as of February 28, 2005.

Although the portfolio managers do not have an investment in the portfolios, the portfolio managers may have an investment in the retail fund that has the same investment strategy.

Conflicts of Interest. In addition to managing the assets of the Portfolios, the portfolio managers may have responsibility for managing other client accounts of the applicable subadvisor. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than a portfolio, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Portfolios’ most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Mercury Large Cap Core	Robert Doll	13	$5,563,699,164	0	$0
Templeton Foreign Value	Antonio Docal	3	$255,000,000	0	$0
Davis Venture Value	Christopher C. Davis	23	$42,000,000,000	0	$0
	Kenneth Charles Feinberg	21	$42,000,000,000	0	$0
Dreman Financial Services	David N. Dreman	3	$1,500,000,000	0	$0
	F. James Hutchinson	1	$1,400,000,000	0	$0
Dreman High Return Equity	David N. Dreman	3	$1,500,000,000	0	$0
	F. James Hutchinson	1	$1,400,000,000	0	$0
Dreman Small Cap Value	David N. Dreman	3	$1,500,000,000	0	$0
	Nelson Woodward	1	$1,400,000,000	0	$0

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Name of Portfolio	Name of Portfolio Manager	Number of Registered Investment Companies		Total Assets of Registered Investment Companies		Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Index 500	James B. Francis(1)	17	(2)	$11,699,201	(2)	0	$0
INVESCO Dynamic Growth	Paul J. Rasplicka	6		$4,383,745,903		0	$0
Janus Growth And Income	Minyoung Sohn	4		$6,163,038,305		0	$0
Janus Growth Opportunities	Marc Pinto	6		$1,067,437,035		0	$0
MFS Strategic Value	Kenneth J. Enright	18		$26,167,794,067	(3)	0	$0
	Alan T. Langsner	18		$26,167,794,067	(3)	0	$0
Oak Strategic Equity	James D. Oelschlager	10		$2,390,183,456		0	$0
Turner Mid Cap Growth	Christopher K. McHugh	20		$2,404,000,000		1	$591,000
	William C. McVail	19		$2,802,000,000		1	$591,000
	Robert E. Turner	38		$5,898,000,000		1	$591,000

(1)	James B. Francis joined Northern Trust Investments in February 2005, therefore, the information provided is as of February 28, 2005.

(2)	Includes SVS Index 500 Portfolio.

(3)	Includes SVS MFS Strategic Value Portfolio.

Other Pooled Investment Vehicles Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Mercury Large Cap Core	Robert Doll	3	$794,620,067	0	$0
Templeton Foreign Value	Antonio Docal	17	$1,694,000,000	0	$0

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Name of Portfolio	Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Davis Venture Value	Christopher C. Davis	6	$717,000,000	0	$0
	Kenneth Charles	6	$717,000,000	0	$0
	Feinberg
Dreman Financial Services	David N. Dreman	2	$46,000,000	0	$0
	F. James Hutchinson	0	$0	0	$0
Dreman High Return Equity	David N. Dreman	2	$46,000,000	0	$0
	F. James Hutchinson	0	$0	0	$0
Dreman Small Cap Value	David N. Dreman	2	$46,000,000	0	$0
	Nelson Woodward	2	$46,000,000	0	$0
Index 500	James B. Francis(1)	35	$80,874,615	0	$0
INVESCO Dynamic Growth	Paul J. Rasplicka	0	$0	0	$0
Janus Growth And Income	Minyoung Sohn	0	$0	0	$0
Janus Growth Opportunities	Marc Pinto	2	$89,852,169	0	$0
MFS Strategic Value	Kenneth J. Enright	0	$0	0	$0
	Alan T. Langsner	0	$0	0	$0
Oak Strategic Equity	James D. Oelschlager	0	$0	0	$0
Turner Mid Cap Growth	Christopher K. McHugh	3	$54,000,000	0	$0
	William C. McVail	2	$54,000,000	0	$0
	Robert E. Turner	4	$54,000,000	0	$0

(1)	James B. Francis joined Northern Trust Investments in February 2005, therefore, the information provided is as of February 28, 2005.

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Other Accounts Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Mercury Large Cap Core	Robert Doll	2	$134,765,032	0	$0
Templeton Foreign Value	Antonio Docal	10	$1,729,000,000	0	$0
Davis Venture Value	Christopher C. Davis	30,000	$8,600,000,000	0	$0
	Kenneth Charles Feinberg	30,000	$8,600,000,000	0	$0
Dreman Financial Services	David N. Dreman	99	$2,200,000,000	0	$0
	F. James Hutchinson	0	$0	0	$0
Dreman High Return Equity	David N. Dreman	99	$2,200,000,000	0	$0
	F. James Hutchinson	0	$0	0	$0
Dreman Small Cap Value	David N. Dreman	99	$2,200,000,000	0	$0
	Nelson Woodward	99	$2,200,000,000	0	$0
Index 500	James B. Francis(1)	82	$48,254,937	0	$0
INVESCO Dynamic Growth	Paul J. Rasplicka	0	$0	0	$0
Janus Growth And Income	Minyoung Sohn	0	$0	0	$0
Janus Growth Opportunities	Marc Pinto	30	$666,052,150	2	$251,336,722
MFS Strategic Value	Kenneth J. Enright	0	$0	0	$0
	Alan T. Langsner	0	$0	0	$0
Oak Strategic Equity	James D. Oelschlager	0	$0	0	$0
Turner Mid Cap Growth	Christopher K. McHugh	64	$3,345,000,000	1	$6,000,000
	William C. McVail	68	$3,471,000,000	1	$6,000,000
	Robert E. Turner	71	$4,736,000,000	3	$29,000,000

(1)	James B. Francis joined Northern Trust Investments in February 2005, therefore, the information provided is as of February 28, 2005.

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Potential Conflicts of Interest for Subadvised Portfolios’ Managers.

Scudder Mercury Large Cap Core Portfolio

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-today portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Portfolio and also for other clients advised by Fund Asset Management, L.P. (FAM) and its affiliates, including other client accounts managed by the Portfolio's management team. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of FAM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Portfolio may differ from the results achieved by other clients of FAM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by FAM to be equitable to each. FAM will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of FAM and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

To the extent that the Portfolio’s portfolio management team has responsibilities for managing accounts in addition to the Portfolio, a portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where: (i) FAM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages; or (ii) where a member of the Portfolio's management team owns an interest in one fund or account he or she manages and not another.

Scudder Templeton Foreign Value Portfolio

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Templeton Investment Counsel LLC seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing primarily in value-oriented equity securities of companies located outside the US Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Franklin Templeton Investments seeks to manage such potential conflicts by having adopted procedures, approved by the fund boards, intended to provide a fair allocation of buy and sell opportunities among the Funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that a fund’s code of ethics will adequately address such conflicts.

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Franklin Templeton Investments has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Scudder Davis Venture Value Portfolio

Potential conflicts of interest actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

•	The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

•	With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Davis Advisors other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

•	Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly overtime. Davis Advisors does not receive an incentive based fee on any account.

SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio

The subadvisor manages clients’ accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances clients accounts whenever changes are made to the model portfolio. In addition the subadvisor aggregates its trades and allocates the trades to all clients accounts in an equitable manner. The subadvisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor mitigates potential or apparent conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However the hedge funds are treated like any other client account and trades done for the fund are generally aggregated with trades done for its regular client accounts.

The subadvisor’s investment professional are compensated in the same manner for all client accounts irrespective of the type of account.

SVS Index 500 Portfolio

Northern Trust Investments’ portfolio managers are often responsible for managing portfolios of registered investment companies, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio

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manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with NTI. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, due to varying investment restrictions among accounts or other reasons, that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. NTI has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI and the Portfolios have adopted policies limiting the circumstances under which cross-trades may be effected between a Portfolio and another client account. NTI conducts periodic reviews of trades for consistency with these policies.

SVS INVESCO Dynamic Growth Portfolio

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, AIM and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for the Portfolio, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for the Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Portfolio or other account(s) involved.

Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

AIM has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio

As shown in the accompanying table, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Portfolio. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a

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similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

SVS MFS Strategic Value Portfolio

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Portfolio and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio — for instance, those that pay a higher advisory fee and/or have a performance fee.

SVS Oak Strategic Equity Portfolio

The subadvisor does not believe that there are potential material conflicts of interest that would arise because James D. Oelschlager puts his own assets in the same areas he puts his clients’ assets while adhering to the Code of Ethics of Oak Associates ltd.

SVS Turner Mid Cap Growth

As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the Portfolio where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

DISTRIBUTOR

Scudder Distributors, Inc. (“SDI” or the “Distributor”), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of DeIM, is the distributor and principal underwriter for shares of each Portfolio pursuant to an Underwriting Agreement in the continuous offering of its shares. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreements, except that termination other than upon assignment requires sixty days’ notice.

Each Portfolio has adopted a distribution plan under Rule 12b-1 (the “Plan”) that provides for fees payable as an expense of the Class B shares. Under the plan, the Fund may make quarterly payments as reimbursement to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of .25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because 12b-1 fees are paid out of Portfolio assets on an ongoing basis, they will, over

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time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund’s Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or a Portfolio (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan and Underwriting Agreement also provide that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

For the fiscal year 2004, the distribution fees paid were as follows:

Portfolio	Total Aggregated Fee for Fiscal 2004	Fees Waived	Unpaid at December 31, 2004
Scudder Aggressive Growth Portfolio	$12,985	$0	$1,331
Scudder Blue Chip Portfolio	$67,530	$0	$7,396
Scudder Fixed Income Portfolio	$175,814	$604	$16,456
Scudder Global Blue Chip Portfolio	$23,461	$0	$2,556
Scudder Government & Agency Securities Portfolio	$112,953	$0	$10,300
Scudder High Income Portfolio	$116,895	$0	$3,276
Scudder International Select Equity Portfolio	$78,650	$0	$9,313
Scudder Large Cap Value Portfolio	$81,071	$0	$8,287
Scudder Money Market Portfolio	$157,184	$0	$11,738
Scudder Small Cap Growth Portfolio	$55,527	$0	$5,777
Scudder Strategic Income Portfolio	$39,636	$0	$3,876
Scudder Technology Growth Portfolio	$34,701	$0	$3,348
Scudder Total Return Portfolio	$66,432	$0	$6,595
Scudder Mercury Large Cap Core Portfolio	$229	$229	$0
Scudder Templeton Foreign Value Portfolio	$846	$743	$0
SVS Davis Venture Value Portfolio	$121,863	$0	$13,276
SVS Dreman Financial Services Portfolio	$34,738	$0	$3,504
SVS Dreman High Return Equity Portfolio	$230,719	$0	$23,607
SVS Dreman Small Cap Value Portfolio	$128,313	$0	$13,939
SVS Index 500 Portfolio	$128,429	$0	$14,996
SVS INVESCO Dynamic Growth Portfolio	$14,375	$0	$1,359
SVS Janus Growth And Income Portfolio	$53,141	$0	$5,521
SVS Janus Growth Opportunities Portfolio	$17,186	$0	$1,709
SVS MFS Strategic Value Portfolio	$59,488	$0	$0
SVS Oak Strategic Equity Portfolio	$42,282	$0	$4,373
SVS Turner Mid Cap Growth Portfolio	$46,764	$0	$4,752

In addition, SDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

FUND SERVICE PROVIDERS

Transfer Agent

Scudder Investments Service Company (“SISC”), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, acts as each Portfolio’s transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Portfolios.

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Recordkeeping

Technically, the shareholders of the Portfolios of the Fund are the Participating Insurance Companies that offer the Portfolios as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of Portfolio shares is passed through to insurance company contract and policy holders. The holders of the shares of the Portfolios on the records of the Fund are the Participating Insurance Companies and no information concerning the Portfolio holdings of specific contract and policy holders is maintained by the Fund. The insurance companies place orders for the purchase and redemption of Portfolio shares with the Fund reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of Portfolio shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.

The Portfolios of the Fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B Portfolio shares as an expense of the Class B shares. These fees are included within the “Other Expenses” category in the fee table for each portfolio in the Class B Shares Prospectus (see “How Much Investors Pay” in a Portfolio's prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders.

Custodian

State Street, 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of each Portfolio (other than the Scudder International Select Equity Portfolio and Scudder Global Blue Chip Portfolio). Brown Brothers Harriman & Co., as custodian, has custody of all securities and cash of Scudder International Select Equity Portfolio and Scudder Global Blue Chip Portfolio. Each custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by those Portfolios.

Independent Registered Public Accounting Firm

The Fund's independent registered public accounting firm, Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116 audit and report on the Portfolios’ annual financial statements, review certain regulatory reports and the Portfolios’ federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 N. LaSalle St., Chicago, Illinois, serves as legal counsel to the Fund and its Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corp. (“SFAC”), Two International Place, Boston, Massachusetts, 02210-4103, a subsidiary of DeIM, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Portfolio. SFAC receives no fee for its services to each Portfolio, other than the Portfolios noted below. However, subject to Board approval, at some time in the future, SFAC may seek payment for its services to other Portfolios under its agreement with such Portfolios.

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For the fiscal years ended December 31, 2004, 2003 and 2002, respectively, SFAC received the following fees for its services for the following Portfolios:

Portfolio	Fiscal 2004	Waived	Unpaid at December 31, 2004	Fiscal 2003	Fiscal 2002
Scudder Aggressive Growth Portfolio	$72,186	$0	$15,331	$40,010	$6,114
Scudder Global Blue Chip Portfolio	$100,052	$0	$21,687	$61,017	$52,678
Scudder Technology Growth Portfolio	$71,164	$0	$19,519	$67,604	$46,465
Scudder Mercury Large Cap Core Portfolio(1)	$4,692	$4,692	$0	n/a	n/a
Scudder Templeton Foreign Value Portfolio(1)	$8,188	$8,188	$0	n/a	n/a
SVS Davis Venture Value Portfolio	$88,473	$0	$20,793	$55,063	$46,548
SVS Dreman Financial Services Portfolio	$59,176	$0	$13,557	$46,761	$42,577
SVS Dreman High Return Equity Portfolio	$133,714	$0	$30,357	$83,669	$95,203
SVS Index 500 Portfolio	$137,196	$0	$42,099	$170,616	$96,904
SVS INVESCO Dynamic Growth Portfolio	$98,193	$0	$24,100	$55,989	$18,190
SVS Janus Growth And Income Portfolio	$73,094	$0	$18,002	$77,682	$76,303
SVS Janus Growth Opportunities Portfolio	$64,004	$0	$14,898	$48,173	$39,556
SVS MFS Strategic Value Portfolio	$84,107	$0	$0	$36,987	$24,898
SVS Oak Strategic Equity Portfolio	$58,218	$0	$13,091	$37,800	$6,453
SVS Turner Mid Cap Growth Portfolio	$99,561	$0	$21,798	$55,282	$48,267

(1)	Commenced operations on November 15, 2004.

Pursuant to a sub-administration and sub-accounting agreement among the Advisor, SFAC and State Street Bank and Trust Company (“SSB”), SFAC has delegated certain fund accounting functions to SSB under the each Portfolio's fund accounting agreements. The costs and expenses of such delegation are borne by SFAC, not by the Portfolios.

PURCHASE AND REDEMPTIONS

Portfolio shares are sold at their net asset value next determined after an order and payment are received as described below. (See “Net Asset Value.”)

Upon receipt by a Portfolio’s transfer agent of a request for redemption, shares will be redeemed by the Fund, on behalf of a particular Portfolio, at the applicable net asset value as described below.

Market timing — the frequent trading of portfolio shares designed to take advantage of short-term market movements — can harm a Portfolio and its shareholders. The Portfolios and their agents may reject or limit purchase orders when there appears to be a pattern of market timing or other frequent purchases and sales. Because the Portfolios’ shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, a portfolio generally has little or no access to the records of individual contract holders. The Portfolios are dependent on the ability of these separate accounts to limit market timing and excessive trading of portfolio shares. The Portfolios are working with separate accounts to assess and improve controls against inappropriate trading. There can be no assurance that market timing in the Portfolios’ shares will not occur. The Fund, on behalf of a particular Portfolio, may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (“Exchange”) is closed, other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Portfolio’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Portfolio to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

DIVIDENDS, CAPITAL GAINS AND TAXES

Scudder Money Market Portfolio. The net asset value per share of the Scudder Money Market Portfolio is determined as of the earlier of 4:00 p.m. Eastern time or the close of the Exchange on each day the Exchange is open for trading, except that the net asset value will not be computed on a day in which no orders to purchase shares were received or no shares were tendered for redemption. The net asset value per share is determined by dividing the total assets of the Portfolio minus its liabilities by the total number of its shares outstanding. The net asset value per share of the Scudder

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Money Market Portfolio is ordinarily $1.00 calculated at amortized cost in accordance with Rule 2a-7 under the 1940 Act. While this rule provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would have received if all its investments were sold. Under the direction of the Board of Trustees, certain procedures have been adopted to monitor and stabilize the price per share for the Portfolio. Calculations are made to compare the value of its investments valued at amortized cost with market-based values. Market-based values will be obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments or government securities published by reputable sources. In the event that a deviation of 1/2 of 1% or more exists between the Portfolio’s $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based quotations, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated. In order to value its investments at amortized cost, the Scudder Money Market Portfolio purchases only securities with a maturity of one year or less and maintains a dollar-weighted average portfolio maturity of 90 days or less. In addition, the Scudder Money Market Portfolio limits its portfolio investments to securities that meet the quality and diversification requirements of Rule 2a-7.

Dividends for Scudder Money Market Portfolio. Scudder Money Market Portfolio's net investment income is declared as a dividend daily and paid monthly in additional shares. If a shareholder withdraws its entire account, all dividends accrued to the time of withdrawal will be paid at that time.

Dividends for All Portfolios Except Scudder Money Market Portfolio. The Fund normally follows the practice of declaring and distributing substantially all the net investment income and any net short-term and long-term capital gains of these Portfolios at least annually.

The Fund may at any time vary the dividend practices with respect to a Portfolio and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances.

Taxes. Each Portfolio intends to qualify as a regulated investment company under subchapter M of the Internal Revenue Code (“Code”) in order to avoid taxation of the Portfolio and its shareholders.

Pursuant to the requirements of Section 817(h) of the Code, with certain limited exceptions, the only shareholders of the Portfolios will be insurance companies and their separate accounts that fund variable insurance contracts. The prospectus that describes a particular variable insurance contract discusses the taxation of separate accounts and the owner of the particular variable insurance contract.

Each Portfolio intends to comply with the requirements of Section 817(h) and related regulations. Section 817(h) of the Code and the regulations issued by the Treasury Department impose certain diversification requirements affecting the securities in which the Portfolios may invest. These diversification requirements are in addition to the diversification requirements under subchapter M and the 1940 Act. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the insurance company offering the variable insurance contract and immediate taxation of the owner of the contract to the extent of appreciation on investment under the contract.

The preceding is a brief summary of certain of the relevant tax considerations. The summary is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

NET ASSET VALUE

For all Portfolios (other than the Scudder Money Market Portfolio). The net asset value of shares of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of each Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Portfolio because of higher expenses borne by these classes.

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An equity security is valued at its most recent sale price on the primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the market to market price, or if not available, at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board-approved procedures does not represent the fair market value of a portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a portfolio's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by a Portfolio in the Fund is determined in a manner which is intended to reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the portfolio's Board and overseen by the portfolio’s Pricing Committee.

For Money Market Portfolio. The net asset value of shares of the Portfolio is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

The Money Market Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a

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constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Fund believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a the Portfolio’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.

TRUSTEES AND OFFICERS

The following table presents certain information regarding the Trustees and Officers of Scudder Variable Series II as of May 1, 2005. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Trustee and until the election and qualification of a successor or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Fund.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson since 2004, and Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	76

John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	76

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Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company; (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	76

Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	76

James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	76

Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	76

Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm)	76

William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	76

Robert H. Wadsworth (1940) Trustee, 2004-present	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983 to present). Director, The Germany Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)	79

	* Inception date of the corporation which was the predecessor to the L.L.C.

John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	76

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Interested Trustee and Officers(2)

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler(4) (1942) Trustee, 2004-present	Vice Chairman, Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	128

Julian F. Sluyters(5) (1960) President and Chief Executive Officer, 2004-present	Managing Director(3), Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004), Scudder Global Commodities Stock Fund, Inc. (since July 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director(3), Deutsche Asset Management	n/a

Kenneth Murphy(6) (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Paul H. Schubert(5) (1963) Chief Financial Officer, 2004-present	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

Charles A. Rizzo(6) (1957) Treasurer, 2002-present	Managing Director(3), Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

John Millette(6) (1962) Secretary, 2001-present	Director(3), Deutsche Asset Management	n/a

Lisa Hertz(5) (1970) Assistant Secretary, 2003-present	Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch(7) (1954) Assistant Secretary, 2002-present	Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)	n/a

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Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Caroline Pearson(6) (1962) Assistant Secretary, 1998-present	Managing Director(3), Deutsche Asset Management	n/a

Kevin M. Gay(6) (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a

Salvatore Schiavone(6) (1965) Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo(6) (1957) Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management	n/a

Philip Gallo(5) (1962) Chief Compliance Officer, 2004-present	Managing Director(3), Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

(1)	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

(2)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)	Executive title, not a board directorship.

(4)	Address: 280 Park Avenue, New York, New York 10017.

(5)	Address: 345 Park Avenue, New York, New York 10154.

(6)	Address: Two International Place, Boston, Massachusetts 02110.

(7)	Address: One South Street, Baltimore, Maryland 21202.

Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Trustees’ Responsibilities. The officers of the Fund manage its day-to-day operations under the direction of the Fund’s Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Fund’s Board members are not “interested persons” of the Advisor.

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The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

Board Committees: The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman, William McClayton and Lewis A. Burnham. The Audit Committee held eight meetings during calendar year 2004.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chair), James R. Edgar, Shirley D. Peterson and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held six meetings during calendar year 2004.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The member of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee was established in November, 2004 and therefore held no meetings during calendar year 2004.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), William N. Shiebler, Donald L. Dunaway (alternate) and John G. Weithers (alternate). During calendar year 2004, the Fund’s Valuation Committee held two meetings for each Portfolio except as follows: Scudder Aggressive Growth Portfolio - three meetings; Scudder Global Blue Chip Portfolio — six meetings; Scudder International Select Equity Portfolio - seven meetings; SVS Davis Venture Value Portfolio — three meetings; SVS INVESCO Dynamic Growth Portfolio - three meetings; SVS Janus Growth and Income Portfolio - three meetings; and SVS Turner Mid Cap Growth Portfolio - three meetings.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine, Robert H. Wadsworth and John G. Weithers. The Equity Oversight Committee held four meetings during calendar year 2004.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Robert H. Wadsworth and John G. Weithers. The Operations Committee held six meetings during calendar year 2004.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held five meetings during calendar year 2004.

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Remuneration. Each Independent Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Fund established a deferred compensation plan for the Independent Trustees (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee’s share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2004.

Name of Trustee	Compensation from Scudder Variable Series II	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from Fund Complex(4)(5)
John W. Ballantine	$11,473	$0	$194,195
Lewis A. Burnham	$12,758	$0	$217,840
Donald L. Dunaway(1)	$10,974	$0	$212,925
James R. Edgar(2)	$8,358	$0	$171,820
Paul K. Freeman	$9,341	$0	$190,635
Robert B. Hoffman	$10,578	$0	$185,550
William McClayton(3)	$0	$0	$0
Shirley D. Peterson(6)	$11,060	$0	$219,375
Robert H. Wadsworth(7)	$0	$0	$171,000
John G. Weithers	$8,630	$0	$173,260

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor.

(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are $48,207.

(3)	Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

(4)	For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Mr. Wadsworth, currently serves on the boards of 26 trusts/corporations comprised of 76 funds/portfolios. Mr. Wadsworth currently serves on the boards of 27 DeAM trust/corporations comprised of 79 funds/portfolios.

(5)

Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with the possible consolidation of the various Scudder Fund

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Boards. Such amounts totaled $10,170 for Mr. Burnham and Ms. Peterson. These meeting fees were borne by the Funds. In addition, the aggregate compensation reflects amounts paid to the Trustees for ad hoc committee meetings held with respect to legal and regulatory matters. These amounts totaled $11,865 for Messrs. Ballantine and Dunaway and $8,475 for Mr. Freeman and Ms. Peterson. These meeting fees were borne by the Advisor.

(6)	Includes $27,470 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

(7)	Mr. Wadsworth was appointed to the Chicago Board on December 30, 2004. He served as a member of the New York Board and the Germany Funds Board in 2004, for which he received the compensation indicated.

Mr. Freeman, prior to his service as Independent Trustee of the Fund, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Fund’s Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow shares” in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee's personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee’s share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2004.

Name of Trustee	Dollar Range of Securities Owned in Scudder Variable Series II(1)	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
John W. Ballantine	None	Over $100,000
Lewis A. Burnham	None	Over $100,000
Donald L. Dunaway*	None	Over $100,000
James R. Edgar*	None	Over $100,000
Paul K. Freeman**	None	Over $100,000
Robert B. Hoffman	None	Over $100,000
William McClayton***	None	$10,001 - $50,000
Shirley D. Peterson	None	Over $100,000
William N. Shiebler	None	Over $100,000
Robert H. Wadsworth***	None	Over $100,000
John G. Weithers	None	Over $100,000

*	The dollar range of shares shown includes shadow shares of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Fund’s Deferred Compensation Plan as more fully described above under “Remuneration.”

**	Mr. Freeman owned over $100,000 in other funds within the Scudder Fund Complex.

***	Newly appointed Trustees, as of December 30, 2004.

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(1)	Scudder Variable Series II, and each of its series:
Scudder Aggressive Growth Portfolio
Scudder Blue Chip Portfolio
Scudder Large Cap Value Portfolio
Scudder Fixed Income Portfolio
Scudder Global Blue Chip Portfolio
Scudder Government & Agency Securities Portfolio
Scudder High Income Portfolio
Scudder International Select Equity Portfolio
Scudder Money Market Portfolio
Scudder Small Cap Growth Portfolio
Scudder Strategic Income Portfolio
Scudder Technology Growth Portfolio
Scudder Total Return Portfolio
Scudder Mercury Large Cap Core Portfolio
Scudder Templeton Foreign Value Portfolio
SVS Davis Venture Value Portfolio
SVS Dreman Financial Services Portfolio
SVS Dreman High Return Equity Portfolio
SVS Dreman Small Cap Value Portfolio
SVS Index 500 Portfolio
SVS INVESCO Dynamic Growth Portfolio
SVS Janus Growth And Income Portfolio
SVS Janus Growth Opportunities Portfolio
SVS MFS Strategic Value Portfolio
SVS Oak Strategic Equity Portfolio
SVS Turner Mid Cap Growth Portfolio
Scudder Conservative Income Strategy Portfolio
Scudder Growth & Income Strategy Portfolio
Scudder Growth Strategy Portfolio
Scudder Income & Growth Strategy Portfolio

As of April 12, 2005, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund’s knowledge, as of April 12, 2005, no person owned of record or beneficially 5% or more of any class of any of the Portfolios' outstanding shares, except as noted below:

As of April 12, 2005, 3,167,978 shares in the aggregate or 60.76% of the outstanding shares of Scudder Variable Series II: SVS Aggressive Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 1,668,292 shares in the aggregate or 32.00% of the outstanding shares of Scudder Variable Series II: SVS Aggressive Growth Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 504,549 shares in the aggregate or 83.58% of the outstanding shares of Scudder Variable Series II: Scudder Aggressive Growth, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 54,176 shares in the aggregate or 8.97% of the outstanding shares of Scudder Variable Series II: Scudder Aggressive Growth, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

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As of April 12, 2005, 41,620 shares in the aggregate or 6.89% of the outstanding shares of Scudder Variable Series II: Scudder Aggressive Growth, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 11,404,280 shares in the aggregate or 55.01% of the outstanding shares of Scudder Variable Series II: Scudder Blue Chip Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 7,440,019 shares in the aggregate or 35.89 % of the outstanding shares of Scudder Variable Series II: Scudder Blue Chip Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 2,237,549 shares in the aggregate or 75.39% of the outstanding shares of Scudder Variable Series II: Scudder Blue Chip Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 422,488 shares in the aggregate or 14.23% of the outstanding shares of Scudder Variable Series II: Scudder Blue Chip Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 288,388 shares in the aggregate or 9.72% of the outstanding shares of Scudder Variable Series II: Scudder Blue Chip Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 6,941,928 shares in the aggregate or 36.79% of the outstanding shares of Scudder Variable Series II: Scudder Fixed Income Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 6,747,278 shares in the aggregate or 35.76% of the outstanding shares of Scudder Variable Series II: Scudder Fixed Income Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 1,569,746 shares in the aggregate or 8.32% of the outstanding shares of Scudder Variable Series II: Scudder Fixed Income Portfolio, Class A were held in the name of State Street Bank & Trust Custodian, Adams Bldg 2 North Jpb2n, 1776 Heritage Dr., North Quincy MA 02171-2119 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 1,069,009 shares in the aggregate or 5.67% of the outstanding shares of Scudder Variable Series II: Scudder Fixed Income Portfolio, Class A were held in the name of Kemper Investors Life, 2500 Westfield Dr., Elgin, IL 60123-7836 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 6,353,824 shares in the aggregate, or 83.79% of the outstanding shares of Scudder Variable Series II: Scudder Fixed Income, Class B Portfolio were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 618,070 shares in the aggregate, or 8.15% of the outstanding shares of Scudder Variable Series II: Scudder Fixed Income Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 591,214 shares in the aggregate, or 7.80% of the outstanding shares of Scudder Variable Series II: Scudder Fixed Income Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

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As of April 12, 2005, 3,154,889 shares in the aggregate or 58.35% of the outstanding shares of Scudder Variable Series II: Scudder Global Blue Chip Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 2,155,084 shares in the aggregate or 39.86% of the outstanding shares of Scudder Variable Series II: Scudder Global Blue Chip Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 827,137 shares in the aggregate or 72.04% of the outstanding shares of Scudder Variable Series II: Scudder Global Blue Chip Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 166,643 shares in the aggregate or 14.51% of the outstanding shares of Scudder Variable Series II: Scudder Global Blue Chip Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 151,429 shares in the aggregate or 13.19% of the outstanding shares of Scudder Variable Series II: Scudder Global Blue Chip Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 9,441,522 shares in the aggregate or 41.69% of the outstanding shares of Scudder Variable Series II: Scudder Government & Agency Securities Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 7,041,115 shares in the aggregate or 31.09% of the outstanding shares of Scudder Variable Series II: Scudder Government & Agency Securities Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 4,195,591 shares in the aggregate or 18.53% of the outstanding shares of Scudder Variable Series II: Scudder Government & Agency Securities Portfolio, Class A were held in the name of Kemper Investors Life, 2500 Westfield Dr., Elgin, IL 60123-7836 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 3,560,576 shares in the aggregate or 88.37% of the outstanding shares of Scudder Variable Series II: Scudder Government & Agency Securities Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 323,257 shares in the aggregate or 8.02% of the outstanding shares of Scudder Variable Series II: Scudder Government & Agency Securities Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 16,093,911 shares in the aggregate or 36.94% of the outstanding shares of Scudder Variable Series II: Scudder High Income Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 14,129,156 shares in the aggregate or 32.43% of the outstanding shares of Scudder Variable Series II: Scudder High Income Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 11,505,159 shares in the aggregate or 26.41% of the outstanding shares of Scudder Variable Series II: Scudder High Income Portfolio, Class A were held in the name of Kemper Investors Life, 2500 Westfield Dr., Elgin, IL 60123-7836 who may be deemed to be the beneficial owner of such shares.

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As of April 12, 2005, 5,633,324 shares in the aggregate or 79.23% of the outstanding shares of Scudder Variable Series II: Scudder High Income Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 858,867 shares in the aggregate or 12.08% of the outstanding shares of Scudder Variable Series II: Scudder High Income Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 566,344 shares in the aggregate or 7.97% of the outstanding shares of Scudder Variable Series II: Scudder High Income Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 6,602,879 shares in the aggregate or 41.22% of the outstanding shares of Scudder Variable Series II: Scudder International Select Equity Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 4,557,710 shares in the aggregate or 28.45% of the outstanding shares of Scudder Variable Series II: Scudder International Select Equity Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 4,201,850 shares in the aggregate or 26.23 % of the outstanding shares of Scudder Variable Series II: Scudder International Select Equity Portfolio, Class A were held in the name of Kemper Investors Life, 2500 Westfield Dr., Elgin, IL 60123-7836 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 2,713,783 shares in the aggregate or 62.32% of the outstanding shares of Scudder Variable Series II: Scudder International Select Equity Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 964,647 shares in the aggregate or 22.15% of the outstanding shares of Scudder Variable Series II: Scudder International Select Equity Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 666,681 shares in the aggregate or 15.31% of the outstanding shares of Scudder Variable Series II: Scudder International Select Equity Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 7,396,025 shares in the aggregate or 42.66% of the outstanding shares of Scudder Variable Series II: Scudder Large Cap Value Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 6,138,478 shares in the aggregate or 35.41% of the outstanding shares of Scudder Variable Series II: Scudder Large Cap Value Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 2,847,598 shares in the aggregate or 16.42% of the outstanding shares of Scudder Variable Series II: Scudder Large Cap Value Portfolio, Class A were held in the name of Kemper Investors Life, 2500 Westfield Dr., Elgin, IL 60123-7836 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 2,187,869 shares in the aggregate or 82.66% of the outstanding shares of Scudder Variable Series II: Scudder Large Cap Value Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

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As of April 12, 2005, 272,852 shares in the aggregate or 10.31% of the outstanding shares of Scudder Variable Series II: Scudder Large Cap Value Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 176,861 shares in the aggregate or 6.68% of the outstanding shares of Scudder Variable Series II: Scudder Large Cap Value Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 119,524,729 shares in the aggregate or 41.12% of the outstanding shares of Scudder Variable Series II: Scudder Money Market Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 100,930,671 shares in the aggregate or 34.72% of the outstanding shares of Scudder Variable Series II: Scudder Money Market Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 64,688,820 shares in the aggregate or 22.25% of the outstanding shares of Scudder Variable Series II: Scudder Money Market Portfolio, Class A were held in the name of Kemper Investors Life, 2500 Westfield Dr., Elgin, IL 60123-7836 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 36,023,108 shares in the aggregate or 64.24% of the outstanding shares of Scudder Variable Series II: Scudder Money Market Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 17,413,590 shares in the aggregate or 31.05% of the outstanding shares of Scudder Variable Series II: Scudder Money Market Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 6,793,688 shares in the aggregate or 42.73% of the outstanding shares of Scudder Variable Series II: Scudder Small Cap Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 4,315,400 shares in the aggregate or 27.15% of the outstanding shares of Scudder Variable Series II: Scudder Small Cap Growth Portfolio, Class A were held in the name of Kemper Investors Life, 2500 Westfield Dr., Elgin, IL 60123-7836 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 3,969,997 shares in the aggregate or 24.97% of the outstanding shares of Scudder Variable Series II: Scudder Small Cap Growth Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 1,923,684 shares in the aggregate or 84.77% of the outstanding shares of Scudder Variable Series II: Scudder Small Cap Growth Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 203,385 shares in the aggregate or 8.96 % of the outstanding shares of Scudder Variable Series II: Scudder Small Cap Growth Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 139,816 shares in the aggregate or 6.16 % of the outstanding shares of Scudder Variable Series II: Scudder Small Cap Growth Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

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As of April 12, 2005, 2,910,862 shares in the aggregate or 51.72% of the outstanding shares of Scudder Variable Series II: Scudder Strategic Income Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 2,512,262 shares in the aggregate or 44.64% of the outstanding shares of Scudder Variable Series II: Scudder Strategic Income Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 1,418,923 shares in the aggregate or 69.75% of the outstanding shares of Scudder Variable Series II: Scudder Strategic Income Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 308,097 shares in the aggregate or 15.15% of the outstanding shares of Scudder Variable Series II: Scudder Strategic Income Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 302,181 shares in the aggregate or 14.85% of the outstanding shares of Scudder Variable Series II: Scudder Strategic Income Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 14,551,147 shares in the aggregate or 61.75% of the outstanding shares of Scudder Variable Series II: Scudder Technology Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 8,095,355 shares in the aggregate or 34.35% of the outstanding shares of Scudder Variable Series II: Scudder Technology Growth Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 1,449,611 shares in the aggregate or 82.44% of the outstanding shares of Scudder Variable Series II: Scudder Technology Growth Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 163,444 shares in the aggregate or 9.30% of the outstanding shares of Scudder Variable Series II: Scudder Technology Growth Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 125,754 shares in the aggregate or 7.15% of the outstanding shares of Scudder Variable Series II: Scudder Technology Growth Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 125,754 shares in the aggregate or 7.15% of the outstanding shares of Scudder Variable Series II: Scudder Technology Growth Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 12,848,832 shares in the aggregate or 47.94% of the outstanding shares of Scudder Variable Series II: Scudder Total Return Portfolio, Class A were held in the name of Kemper Investors Life, 2500 Westfield Dr., Elgin,, IL 60123-7836 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 8,484,107 shares in the aggregate or 31.66% of the outstanding shares of Scudder Variable Series II: Scudder Total Return Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

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As of April 12, 2005, 5,253,593 shares in the aggregate or 19.60% of the outstanding shares of Scudder Variable Series II: Scudder Total Return Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 1,188,350 shares in the aggregate or 75.27% of the outstanding shares of Scudder Variable Series II: Scudder Total Return Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 235,773 shares in the aggregate or 14.93% of the outstanding shares of Scudder Variable Series II: Scudder Total Return Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 147,883 shares in the aggregate or 9.37% of the outstanding shares of Scudder Variable Series II: Scudder Total Return Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 50,283 shares in the aggregate, or 100.00% of the outstanding shares of Scudder Variable Series II: Scudder Mercury Large Cap Core Portfolio, Class A were held in the name of Deutsche Investment Management Americas Inc., 345 Park Ave. Fl 26, New York, NY 10154-0004 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 52,169 shares in the aggregate, or 43.15% of the outstanding shares of Scudder Variable Series II: Scudder Mercury Large Cap Core Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 50,288 shares in the aggregate, or 41.60% of the outstanding shares of Scudder Variable Series II: Scudder Mercury Large Cap Core Portfolio, Class B were held in the name of Deutsche Investment Management Americas Inc., 345 Park Ave. Fl 26, New York, NY 10154-0004 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 17,809 shares in the aggregate, or 14.73% of the outstanding shares of Scudder Variable Series II: Scudder Mercury Large Cap Core Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 250,000 shares in the aggregate, or 61.26% of the outstanding shares of Scudder Variable Series II: Scudder Templeton Foreign Value Portfolio, Class A were held in the name of Deutsche Investment Management Americas Inc., 345 Park Ave. Fl 26, New York, NY 10154-0004 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 111,177 shares in the aggregate, or 27.24% of the outstanding shares of Scudder Variable Series II: Scudder Templeton Foreign Value Portfolio, Class A were held in the name of State Street Bank & Trust Custodian, Adams Bldg 2 North Jpb2n, 1776 Heritage Dr., North Quincy MA 02171-2119 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 34,198 shares in the aggregate, or 8.38% of the outstanding shares of Scudder Variable Series II: Scudder Templeton Foreign Value Portfolio, Class A were held in the name of State Street Bank & Trust Custodian, Adams Bldg 2 North Jpb2n, 1776 Heritage Dr., North Quincy MA 02171-2119 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 250,000 shares in the aggregate, or 73.75% of the outstanding shares of Scudder Variable Series II: Scudder Templeton Foreign Value Portfolio, Class B were held in the name of Deutsche Investment Management Americas Inc., 345 Park Ave. Fl 26, New York, NY 10154-0004 who may be deemed to be the beneficial owner of such shares.

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As of April 12, 2005, 45,001 shares in the aggregate, or 13.28% of the outstanding shares of Scudder Variable Series II: Scudder Templeton Foreign Value Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 30,200 shares in the aggregate, or 8.91% of the outstanding shares of Scudder Variable Series II: Scudder Templeton Foreign Value Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 18,269,306 shares in the aggregate or 75.98% of the outstanding shares of Scudder Variable Series II: SVS Davis Venture Value Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 5,534,528 shares in the aggregate or 23.02% of the outstanding shares of Scudder Variable Series II: SVS Davis Venture Value Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 4,524,276 shares in the aggregate, or 74.44% of the outstanding shares of Scudder Variable Series II: SVS Davis Venture Value Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 913,966 shares in the aggregate, or 15.04% of the outstanding shares of Scudder Variable Series II: SVS Davis Venture Value Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 601,840 shares in the aggregate, or 9.90% of the outstanding shares of Scudder Variable Series II: SVS Davis Venture Value Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 5,767,325 shares in the aggregate or 55.72% of the outstanding shares of Scudder Variable Series II: SVS Dreman Financial Services Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 4,300,119 shares in the aggregate or 41.54% of the outstanding shares of Scudder Variable Series II: SVS Dreman Financial Services Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 1,021,035 shares in the aggregate or 76.53% of the outstanding shares of Scudder Variable Series II: SVS Dreman Financial Services Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 163,747 shares in the aggregate or 12.27% of the outstanding shares of Scudder Variable Series II: SVS Dreman Financial Services Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 144,810 shares in the aggregate or 10.85% of the outstanding shares of Scudder Variable Series II: SVS Dreman Financial Services Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 40,397,303 shares in the aggregate or 66.91% of the outstanding shares of Scudder Variable Series II: SVS Dreman High Return Equity Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

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As of April 12, 2005, 16,778,152 shares in the aggregate or 27.79% of the outstanding shares of Scudder Variable Series II: SVS Dreman High Return Equity Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 8,151,531 shares in the aggregate or 85.39% of the outstanding shares of Scudder Variable Series II: SVS Dreman High Return Equity Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 652,557 shares in the aggregate or 6.84% of the outstanding shares of Scudder Variable Series II: SVS Dreman High Return Equity Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 611,628 shares in the aggregate or 6.41% of the outstanding shares of Scudder Variable Series II: SVS Dreman High Return Equity Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 14,057,722 shares in the aggregate or 55.28% of the outstanding shares of Scudder Variable Series II: SVS Dreman Small Cap Value Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 7,351,495 shares in the aggregate or 28.91% of the outstanding shares of Scudder Variable Series II: SVS Dreman Small Cap Value Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 3,336,902 shares in the aggregate or 13.12% of the outstanding shares of Scudder Variable Series II: SVS Dreman Small Cap Value Portfolio, Class A were held in the name of Kemper Investors Life, 2500 Westfield Dr., Elgin,, IL 60123-7836 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 3,133,399 shares in the aggregate or 77.38% of the outstanding shares of Scudder Variable Series II: SVS Dreman Small Cap Value Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 412,586 shares in the aggregate or 10.19% of the outstanding shares of Scudder Variable Series II: SVS Dreman Small Cap Value Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 293,885 shares in the aggregate or 7.26% of the outstanding shares of Scudder Variable Series II: SVS Dreman Small Cap Value Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 22,324,807 shares in the aggregate or 66.35% of the outstanding shares of Scudder Variable Series II: SVS Index 500 Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 10,949,299 shares in the aggregate or 32.54% of the outstanding shares of Scudder Variable Series II: SVS Index 500 Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 5,436,171 shares in the aggregate or 81.69% of the outstanding shares of Scudder Variable Series II: SVS Index 500 Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

95

As of April 12, 2005, 763,494 shares in the aggregate or 11.47% of the outstanding shares of Scudder Variable Series II: SVS Index 500 Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 442,407 shares in the aggregate or 6.65% of the outstanding shares of Scudder Variable Series II: SVS Index 500 Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 2,978,648 shares in the aggregate or 80.73% of the outstanding shares of Scudder Variable Series II: SVS INVESCO Dynamic Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 704,416 shares in the aggregate or 19.09% of the outstanding shares of Scudder Variable Series II: SVS INVESCO Dynamic Growth Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 730,801 shares in the aggregate or 90.26% of the outstanding shares of Scudder Variable Series II: SVS INVESCO Dynamic Growth Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 48,348 shares in the aggregate or 5.97% of the outstanding shares of Scudder Variable Series II: SVS INVESCO Dynamic Growth Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 12,620,112 shares in the aggregate or 69.54% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth And Income Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 5,332,083 shares in the aggregate or 29.38% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth And Income Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 2,388,016 shares in the aggregate or 86.07% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth And Income Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 205,784 shares in the aggregate or 7.42% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth And Income Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 177,303 shares in the aggregate or 6.39 % of the outstanding shares of Scudder Variable Series II: SVS Janus Growth And Income Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 11,153,316 shares in the aggregate or 62.10% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth Opportunities Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 4,938,626 shares in the aggregate or 27.50% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth Opportunities Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 935,598 shares in the aggregate or 5.21% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth Opportunities Portfolio, Class A were held in the name of State Street Bank & Trust Custodian,

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Adams Bldg 2 North Jpb2n, 1776 Heritage Dr., North Quincy MA 02171-2119 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 971,358 shares in the aggregate or 90.72% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth Opportunities Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 601,997 shares in the aggregate, or 53.04% of the outstanding shares of Scudder Variable Series II: SVS MFS Strategic Value Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 268,140 shares in the aggregate, or 23.62% of the outstanding shares of Scudder Variable Series II: SVS MFS Strategic Value Portfolio, Class A were held in the name of SSC Investment Corp., 345 Park Ave. Fl 26, New York, NY 10154-0004 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 119,491 shares in the aggregate, or 10.53% of the outstanding shares of Scudder Variable Series II: SVS MFS Strategic Value Portfolio, Class A were held in the name of State Street Bank & Trust Custodian, Adams Bldg 2 North Jpb2n, 1776 Heritage Dr., North Quincy MA 02171-2119 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 87,841 shares in the aggregate, or 7.74% of the outstanding shares of Scudder Variable Series II: SVS MFS Strategic Value Portfolio, Class A were held in the name of State Street Bank & Trust Custodian, Adams Bldg 2 North Jpb2n, 1776 Heritage Dr., North Quincy MA 02171-2119 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 2,623,040 shares in the aggregate, or 87.43% of the outstanding shares of Scudder Variable Series II: SVS MFS Strategic Value Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 207,081 shares in the aggregate, or 6.90% of the outstanding shares of Scudder Variable Series II: SVS MFS Strategic Value Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 166,680 shares in the aggregate, or 5.56% of the outstanding shares of Scudder Variable Series II: SVS MFS Strategic Value Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 7,566,278 shares in the aggregate or 79.79% of the outstanding shares of Scudder Variable Series II: SVS Oak Strategic Equity Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 1,887,724 shares in the aggregate or 19.91% of the outstanding shares of Scudder Variable Series II: SVS Oak Strategic Equity Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 2,594,849 shares in the aggregate, or 81.80% of the outstanding shares of Scudder Variable Series II: SVS Oak Strategic Equity Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 358,664 shares in the aggregate, or 11.31% of the outstanding shares of Scudder Variable Series II: SVS Oak Strategic Equity Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

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As of April 12, 2005, 206,032 shares in the aggregate, or 6.50% of the outstanding shares of Scudder Variable Series II: SVS Oak Strategic Equity Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 9,106,795 shares in the aggregate or 80.89% of the outstanding shares of Scudder Variable Series II: SVS Turner Mid Cap Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVSII, P.O. Box 19097, Greenville, SC 29602-9097 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 2,103,596 shares in the aggregate or 18.68% of the outstanding shares of Scudder Variable Series II: SVS Turner Mid Cap Growth Portfolio, Class A were held in the name of Allmerica Life, 440 Lincoln St, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 2,062,317 shares in the aggregate, or 84.50% of the outstanding shares of Scudder Variable Series II: SVS Turner Mid Cap Growth Portfolio, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), 500 Boylston St. Ste 400, Boston, MA 02116-3739 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 208,363 shares in the aggregate, or 8.54% of the outstanding shares of Scudder Variable Series II: SVS Turner Mid Cap Growth Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 Cityplace, Hartford, CT 06103 who may be deemed to be the beneficial owner of such shares.

As of April 12, 2005, 167,125 shares in the aggregate, or 6.85% of the outstanding shares of Scudder Variable Series II: SVS Turner Mid Cap Growth Portfolio, Class B were held in the name of Travelers Insurance Company, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine		None
Lewis A. Burnham		None
Donald L. Dunaway		None
James R. Edgar		None
Paul K. Freeman		None
Robert B. Hoffman		None
William McClayton		None
Shirley D. Peterson		None
Robert H. Wadsworth		None
John G. Weithers		None

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor (“Enforcement Actions”)

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or that are the basis for private actions brought by shareholders of the Fund against the Funds, its Trustees and officers, the Fund’s investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Fund and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the Fund’s Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund’s investment advisor will survive the termination of the investment management agreements between the investment advisor and the Fund.

FUND ORGANIZATION

The Fund was organized as a business trust under the laws of Massachusetts on January 22, 1987. On May 1, 1997, the Fund changed its name from “Kemper Investors Fund” to “Investors Fund Series.” On May 1, 1999 the Fund changed its name from “Investors Fund Series” to “Kemper Variable Series” and on May 1, 2001, the Fund changed its name from “Kemper Variable Series” to “Scudder Variable Series II.” The Fund may issue an unlimited number of shares of beneficial interest all having no par value. Since the Fund offers multiple Portfolios, it is known as a “series company.” Currently, each Portfolio offered herein offers two classes of shares: Class A and Class B shares. Shares of each Portfolio have equal noncumulative voting rights except that each Portfolio’s Class B shares have separate and exclusive voting rights with respect to the Portfolios’ Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares are fully paid and nonassessable when issued, and have no preemptive or conversion rights.

Information about the Portfolios’ investment performance is contained in the Fund’s 2004 Annual Report to Shareholders, which may be obtained without charge from the Fund or from Participating Insurance Companies which offer the Portfolios.

Shareholder inquiries should be made by writing the Fund at the address shown on the front cover or from Participating Insurance Companies which offer the Portfolios.

The Fund is generally not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval is required by the 1940 Act; (c) any termination or reorganization of the Fund to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) as to whether a court action, preceding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

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The Board may, at any time, terminate the Fund, a Portfolio or a class without shareholder approval.

Under current interpretations of the 1940 Act, the Fund expects that Participating Insurance Company shareholders will offer VLI and VA contract holders the opportunity to instruct them as to how Fund shares attributable to such contracts will be voted with respect to the matters described above. The separate prospectuses describing the VLI and VA contracts include additional disclosure of how contract holder voting rights are computed.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, contains provisions designed to protect shareholders from liability for acts or obligations of the Fund and requires that notice of such provisions be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholders held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by DeIM remote and not material since it is limited to circumstances in which the provisions limiting liability are inoperative and the Fund itself is unable to meet its obligations.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust does not protect a trustee against any liability to which he or she should otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of a trustee. The Declaration of Trust permits the Fund to purchase insurance against certain liabilities on behalf of the Trustees.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as the Advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

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Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Funds’ best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines.

If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s Web site at www.sec.gov or by visiting our Web site at: www.scudder.com (type “proxy voting” in the search field).

ADDITIONAL INFORMATION

Other Information

The CUSIP number for each Portfolio is as follows:

	Class A	Class B
Scudder Aggressive Growth Portfolio	81123X-695	81123X-646
Scudder Blue Chip Portfolio	81123X-869	81123X-638
Scudder Fixed Income Portfolio	81123X-505	81123X-331
Scudder Global Blue Chip Portfolio	81123X-828	81123X-612
Scudder Government & Agency Securities Portfolio	81123X-406	81123X-596
Scudder High Income Portfolio	81123X-604	81123X-570
Scudder International Select Equity Portfolio	81123X-844	81123X-562
Scudder Large Cap Value Portfolio	81123X-836	81123X-620
Scudder Money Market Portfolio	81123X-109	81123X-554
Scudder Small Cap Growth Portfolio	81123X-745	81123X-547
Scudder Strategic Income Portfolio	81123X-794	81123X-323
Scudder Technology Growth Portfolio	81123X-752	81123X-521
Scudder Total Return Portfolio	81123X-703	81123X-513
Scudder Mercury Large Cap Core Portfolio	81123X-224	81123X-216
Scudder Templeton Foreign Value Portfolio	81123X-315	81123X-299
SVS Dreman Financial Services Portfolio	81123X-307	81123X-489

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	Class A	Class B
SVS Dreman High Return Equity Portfolio	81123X-208	81123X-471
SVS Dreman Small Cap Value Portfolio	81123X-778	81123X-539
SVS INVESCO Dynamic Growth Portfolio	81123X-687	81123X-497
SVS Janus Growth And Income Portfolio	81123X-802	81123X-448
SVS Janus Growth Opportunities Portfolio	81123X-885	81123X-430
SVS Index 500 Portfolio	81123X-851	81123X-422
SVS Turner Mid Cap Growth Portfolio	81123X-679	81123X-414
SVS Oak Strategic Equity Portfolio	81123X-661	81123X-398
SVS Davis Venture Value Portfolio	81123X-653	81123X-380
SVS MFS Strategic Value Portfolio	81123X-356	81123X-349

The Fund has a fiscal year ending December 31.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of each Portfolio’s investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Portfolios’ prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

FINANCIAL STATEMENTS

The financial statements, including the investment portfolios of each Portfolio, as applicable, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Portfolio dated December 31, 2004 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

Information concerning portfolio holdings of a portfolio as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

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APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC. — CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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MOODY’S INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR’S RATINGS SERVICES — CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

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The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P’s rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR’S RATINGS SERVICES — SHORT-TERM RATINGS

S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. — BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

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AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

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B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

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Scudder Variable Series II

SVS Index 500 Portfolio

Prospectus

May 1, 2005

Class B Shares

This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Portfolio Works

3	SVS Index 500 Portfolio

7	Other Policies and Risks

7	Investment Advisor

8	Portfolio Subadvisor

Your Investment in the Portfolio

10	Buying and Selling Shares

11	How the Portfolio Calculates Share Price

12	Distributions

12	Taxes

How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It’s not insured or guaranteed by the FDIC or any other government agency. It’s share prices will go up and down, so be aware that you could lose money by investing in it.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

SVS Index 500 Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks returns that, before expenses, correspond to the total return of US common stocks as represented by the Standard & Poor’s 500 Index (S&P 500 Index).

The portfolio seeks to match, as closely as possible before expenses, the performance of the S&P 500 Index, which emphasizes stocks and securities of large US companies. Under normal circumstances, the portfolio invests at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks and securities included in the S&P 500 Index.

In choosing stocks, the portfolio uses an indexing strategy. The portfolio buys the largest stocks of the S&P 500 Index in roughly the same proportion to the S&P 500 Index. With the smaller stocks of the S&P 500 Index, the portfolio manager uses a statistical process known as sampling to select stocks whose overall performance is expected to be similar to that of the smaller companies in the S&P 500 Index.

The portfolio seeks to keep the composition of its portfolio similar to the S&P 500 Index in industry distribution, market capitalization and significant fundamental characteristics (such as price-to-book ratios and dividend yields). Over the long term, the portfolio manager seeks a correlation between the performance of the portfolio, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

The portfolio will normally sell a stock when it is removed from the S&P 500 Index or as a result of the portfolio’s statistical process.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio may invest up to 20% of total assets in stock index futures and options, as well as short-term debt securities. The portfolio typically invests new flows of money in index futures in order to gain immediate exposure to the S&P 500 Index.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Index Investing Risk. The portfolio’s index strategy involves several risks. The portfolio could underperform the S&P 500 Index during short periods or over the long term, either because its selection of stocks failed to track the S&P 500 Index or because of the effects of portfolio expenses or shareholder transactions. The portfolio’s index strategy also means that it does not have the option of using defensive investments or other management actions to reduce the portfolio’s exposure to a declining market.

Derivatives Risk. The portfolio may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes or as leveraged instruments that magnify the gains or losses of an investment. The portfolio invests in derivatives pending investment of new cash flows or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include: the risk that the derivative is not well correlated with the securities for which it is acting as a substitute; and the risk that the portfolio cannot sell the derivative because of an illiquid secondary market.

3

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio is designed for long-term investors interested in a portfolio that is designed to avoid substantially underperforming the overall large-cap stock market.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of the McGraw-Hill Companies, Inc., and have been licensed for use by Deutsche Asset Management. SVS Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the portfolio. Additional information may be found in the portfolio’s Statement of Additional Information.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-10.16	-12.27	-22.57	27.57	9.98
2000	2001	2002	2003	2004

For the periods included in the bar chart:

Best Quarter: 15.06%, Q2 2003	Worst Quarter: -17.26%, Q3 2002

2005 Total Return as of March 31: -2.34%

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	Life of Portfolio*
Portfolio — Class B	9.98	-3.06	-1.21
Index	10.88	-2.30	-0.10

Index: The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*	Since 9/1/99. Index comparison begins 8/31/99.

Total returns for 1999 through 2001 and for 2004 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

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How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee*	0.20%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.22
Total Annual Operating Expenses	0.67
Less Expense Waiver/Reimbursement**	0.04
Net Annual Operating Expenses**	0.63

*	Restated to reflect a new management fee schedule effective October 1, 2004.

**	Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Index 500 Portfolio to 0.627%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$64	$210	$369	$831

The Portfolio Manager

The portfolio’s subadvisor is Northern Trust Investments, N.A.

James B. Francis is primarily responsible for the day-to-day management of the portfolio. Mr. Francis is a Senior Vice President of the subadvisor where he is responsible for the management of various equity and equity index portfolios. Mr. Francis joined the subadvisor in February 2005. From 1988 to 2005, he was a Senior Portfolio Manager with State Street Global Advisors where he managed various equity portfolios.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

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Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Index 500 Portfolio — Class B

Years Ended December 31,	2004		2003	2002^[a]
Selected Per Share Data
Net asset value, beginning of period	$8.32		$6.59	$7.21
Income (loss) from investment operations:
Net investment income (loss)^[b]	.11		.06	.05
Net realized and unrealized gain (loss) on investment transactions	.72		1.74	(.67)
Total from investment operations	.83		1.80	(.62)
Less distributions from:
Net investment income	(.06)		(.07)	—
Net asset value, end of period	$9.09		$8.32	$6.59
Total Return (%)	9.98	^[c]	27.57	(8.60	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69		33	1
Ratio of expenses before expense reductions (%)	.79		.88	.69	*
Ratio of expenses after expense reductions (%)	.78		.88	.69	*
Ratio of net investment income (loss) (%)	1.28		.92	1.42	*
Portfolio turnover rate (%)	13		8	6

^[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^[b]	Based on average shares outstanding during the period.

^[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

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Other Policies and Risks

While the previous pages describe the main points of the portfolio’s strategy and risks, there are a few other issues to know about:

•	The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

•	The advisor or the portfolio’s subadvisor may establish a debt security’s credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don’t agree, the portfolio may use the higher rating. If a security’s credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio’s best interest.

The portfolio’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolio’s Statement of Additional Information includes a description of the portfolio’s policies and procedures with respect to the disclosure of the portfolio’s holdings.

This prospectus doesn’t tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio’s allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM” or the “advisor”), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor make the portfolio’s investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio’s investment advisor or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio’s average daily net assets:

Portfolio Name	Fee Paid
SVS Index 500 Portfolio*	0.32%

*	Reflecting the effect of expense limitations and/or fee waivers then in effect.

Effective October 1, 2004, SVS Index 500 Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rate shown below:

Portfolio	Fee Rate
SVS Index 500 Portfolio	0.200%

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Portfolio Subadvisor

Northern Trust Investments, N.A. (“NTI”), 50 South LaSalle Street, Chicago, Illinois serves as subadvisor for SVS Index 500 Portfolio. NTI has managed accounts, including registered investment companies, designed to mirror the performance of the same index as the portfolio seeks to replicate. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of December 31, 2004, NTI had approximately $274 billion in assets under management.

Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or the advisor. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisor and its affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisor believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

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Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Policies about transactions

The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolio just described) are the participating insurance companies (the “insurance companies”) that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the “contract(s)”) issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a “Retail Fund”) and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ. Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company’s articles of incorporation) to help the portfolio verify the insurance company’s identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in “good order.” Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn’t provide any required or requested identifying information, or for other reasons.

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor’s recommendation of the portfolio.

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Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

•	After receiving a contract owner’s order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

•	Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

•	The portfolio does not issue share certificates.

•	The portfolio reserves the right to reject purchases of shares for any reason.

•	The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

•	The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

•	The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio’s best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

•	The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

•	A contract owner’s purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio’s shareholders.

•	Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio’s long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., “time zone arbitrage”).

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio’s policies as described in this prospectus and approved by the Board.

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The portfolio’s policies include:

•	the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

•	the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See “How the Portfolio Calculates Share Price.”)

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account’s policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account’s ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio’s long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio’s shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders’ trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio’s policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners’ instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share or NAV, the portfolio uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	=	NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio’s Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected

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that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio’s use of fair value pricing. This is intended to reduce the portfolio’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market Timing Policies and Procedures.”)

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn’t price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolio’s distributor.

Scudder Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, Scudder Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company’s corporate structure and applicable state law, the distributor may remit payments to the participating insurance company’s affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

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To Get More Information

Shareholder reports — These include commentary from the portfolio’s management team about recent market conditions and the portfolio’s performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about the portfolio’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact Scudder Investments at the address listed below. The portfolio’s SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC’s Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Distributors, Inc.	SEC

222 South Riverside Plaza Chicago, IL 60606-5808 (800) 778-1482	450 Fifth Street, N.W. Washington, D.C. 20549-0102 (202) 942-8090

www.sec.gov

SEC File #

Scudder Variable Series II	811-5002

SCUDDER INVESTMENTS

Semiannual report to

shareholders for the six months

ended June 30, 2004

Scudder Variable Series II

Scudder Aggressive Growth Portfolio

Scudder Blue Chip Portfolio

Scudder Fixed Income Portfolio

Scudder Global Blue Chip Portfolio

Scudder Government & Agency Securities Portfolio

Scudder Growth Portfolio

Scudder High Income Portfolio

Scudder International Select Equity Portfolio

Scudder Large Cap Value Portfolio

Scudder Money Market Portfolio

Scudder Small Cap Growth Portfolio

Scudder Strategic Income Portfolio

Scudder Technology Growth Portfolio

Scudder Total Return Portfolio

SVS Davis Venture Value Portfolio

SVS Dreman Financial Services Portfolio

SVS Dreman High Return Equity Portfolio

SVS Dreman Small Cap Value Portfolio

SVS Eagle Focused Large Cap Growth Portfolio

SVS Focus Value+Growth Portfolio

SVS Index 500 Portfolio

SVS INVESCO Dynamic Growth Portfolio

SVS Janus Growth and Income Portfolio

SVS Janus Growth Opportunities Portfolio

SVS MFS Strategic Value Portfolio

SVS Oak Strategic Equity Portfolio

SVS Turner Mid Cap Growth Portfolio

Notes to Financial Statements

Contents

Management Summary, Portfolios of Investments, Financial Statements, Financial Highlights for:

This report must be preceded or accompanied by a prospectus. To obtain a prospectus, call (800) 778-1482 or your financial representative. We advise you to carefully consider the product’s objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the product. Please read the prospectus carefully before you invest.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE

Investments in variable portfolios involve risk. Some portfolios have more risk than others. These include portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read the prospectus for specific details regarding its investments and risk profile.

Management Summary June 30, 2004

Scudder Aggressive Growth Portfolio

Growth stocks produced positive absolute returns during the first half of 2004, but as a group, the asset class underperformed value stocks. Among market-cap ranges, small caps outperformed mid caps, which in turn outperformed their large-cap counterparts. Notably, the type of small, low-quality and richly valued companies that dominated market returns in 2003 continued their year-to-date reversal. This provided a more favorable investment environment for managers such as us, who strive to invest in quality companies with attractive valuations and fundamentals. The portfolio produced a total return of -1.69% (Class A shares, unadjusted for contract charges, and for the six-month period ended June 30, 2004) trailing the 2.96% return of the Russell 3000 Growth Index.

The portfolio’s sector allocation was a net negative for performance. While overweights in energy and telecommunications services helped, underweights in industrials and consumer staples hurt. Stock selection also detracted, as our positive stock-picking within financials and materials was trumped by negative selection within information technology and industrials. Chicago Mercantile Exchange was the largest individual contributor, and Alliance Gaming (no longer held as of June 30) was the most significant detractor.

We believe investors’ renewed emphasis on fundamentals and valuations should improve our chances of generating outperformance through research and individual stock selection. We are looking to increase the portfolio’s exposure in the health care sector, and we have begun to trim its holdings within financials. In general, our goal is to position the portfolio for a potentially more challenging environment by focusing on companies that are generating the strongest earnings growth.

Audrey M.T. Jones*

Samuel A. Dedio

Robert S. Janis

Co-Managers

Deutsche Investment Management Americas Inc.

*	Ms. Jones retired on June 30, 2004. Effective July 1, 2004, Mr. Dedio and Mr. Janis are co-lead portfolio managers of the Portfolio.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please see scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information concerning the portfolio holdings of the portfolio as of month-end is available upon request on the 16th of the following month.

Risk Considerations

This portfolio is subject to stock market risk. It is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 3000 Growth Index is an unmanaged, capitalization-weighted index containing the growth stocks in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

3

Investment Portfolio June 30, 2004 (Unaudited)

Scudder Aggressive Growth Portfolio

	Shares	Value ($)
Common Stocks 87.0%
Consumer Discretionary 14.7%
Automobiles 1.6%
Thor Industries, Inc.	31,600	1,057,336
Hotels Restaurants & Leisure 4.0%
GTECH Holdings Corp.	21,900	1,014,189
MGM Mirage, Inc.*	17,900	840,226
The Cheesecake Factory, Inc.*	17,500	696,325

		2,550,740

Household Durables 2.7%
Harman International Industries, Inc.	19,000	1,729,000
Specialty Retail 4.9%
Advance Auto Parts, Inc.*	25,400	1,122,172
Aeropostale, Inc.*	30,600	823,446
Chico’s FAS, Inc.*	27,500	1,241,900

		3,187,518

Textiles, Apparel & Luxury Goods 1.5%
Columbia Sportswear Co.* (c)	17,100	934,002
Consumer Staples 4.1%
Beverages 1.7%
Constellation Brands, Inc. “A”* (c)	30,600	1,136,178
Food Products 1.3%
Dean Foods Co.*	22,100	824,551
Personal Products 1.1%
NBTY, Inc.*	24,000	705,360
Energy 3.7%
Energy Equipment & Services
BJ Services Co.*	16,000	733,440
Rowan Companies, Inc.*	67,600	1,644,708

		2,378,148

Financials 10.1%
Capital Markets 3.7%
Investors Financial Services Corp.	20,800	906,464
Legg Mason, Inc.	16,300	1,483,463

		2,389,927

Consumer Finance 1.2%
Providian Financial Corp.*	51,800	759,906
Diversified Financial Services 5.2%
Ameritrade Holding Corp.*	65,000	737,750
Chicago Mercantile Exchange (c)	4,500	649,665
Citigroup, Inc.	15,200	706,800
The First Marblehead Corp.*	31,000	1,248,060

		3,342,275

Health Care 21.5%
Biotechnology 5.7%
Amgen, Inc.*	24,500	1,336,965
Gilead Sciences, Inc.*	21,700	1,453,900

4

	Shares	Value ($)
Martek Biosciences Corp.* (c)	15,800	887,486

		3,678,351

Health Care Equipment & Supplies 3.8%
C.R. Bard, Inc.	9,600	543,840
Kinetic Concepts, Inc.*	16,500	823,350
Medtronic, Inc.	22,098	1,076,614

		2,443,804

Health Care Providers & Services 3.9%
Cardinal Health, Inc.	8,700	609,435
Triad Hospitals, Inc.*	24,500	912,135
WellPoint Health Networks, Inc.*	8,600	963,286

		2,484,856

Pharmaceuticals 8.1%
Eli Lilly & Co.	19,300	1,349,263
Johnson & Johnson	16,800	935,760
Pfizer, Inc.	38,900	1,333,492
Teva Pharmaceutical Industries Ltd. (ADR) (c)	23,600	1,588,044

		5,206,559

Industrials 1.2%
Airlines
JetBlue Airways Corp.* (c)	26,400	775,632
Information Technology 25.8%
Communications Equipment 4.6%
Cisco Systems, Inc.*	58,100	1,376,970
Juniper Networks, Inc.*	38,601	948,427
QLogic Corp.*	24,700	656,773

		2,982,170

Computers & Peripherals 3.0%
Dell, Inc.*	32,300	1,156,986
EMC Corp.*	67,000	763,800

		1,920,786

Electronic Equipment & Instruments 1.3%
Jabil Circuit, Inc.*	32,900	828,422
IT Consulting & Services 1.8%
Paychex, Inc.	34,400	1,165,472
Office Electronics 1.1%
Zebra Technologies Corp. “A”*	7,700	669,900
Semiconductors & Semiconductor Equipment 9.5%
Applied Micro Circuits Corp.*	233,700	1,243,284
Intersil Corp. “A”	46,000	996,360
Linear Technology Corp.	25,500	1,006,485
Microchip Technology, Inc.	22,200	700,188
Novellus Systems, Inc.*	23,600	741,984
Teradyne, Inc.*	37,100	842,170
Texas Instruments, Inc.	23,800	575,484

		6,105,955

Software 4.5%
Cognos, Inc.* (c)	34,800	1,258,368
Intuit, Inc.*	27,900	1,076,382
VERITAS Software Corp.*	20,400	565,080

		2,899,830

5

	Shares	Value ($)
Materials 4.4%
Containers & Packaging 1.0%
Packaging Corp. of America	27,400	654,860
Metals & Mining 3.4%
Peabody Energy Corp.	25,400	1,422,146
United States Steel Corp.	22,100	776,152

		2,198,298

Telecommunication Services 1.5%
Wireless Telecommunication Services
Nextel Partners, Inc. “A”* (c)	59,400	945,648

Total Common Stocks (Cost $48,104,029)		55,955,484

	Shares	Value ($)
Securities Lending Collateral 7.1%
Daily Assets Fund Institutional, 1.15% (d) (e) (Cost $4,591,637)	4,591,637	4,591,637
Cash Equivalents 5.9%
Scudder Cash Management QP Trust, 1.20% (b) (Cost $3,810,449)	3,810,449	3,810,449

Total Investment Portfolio - 100.0% (Cost $56,506,115) (a)		64,357,570

Notes to Scudder Aggressive Growth Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $56,554,531. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $7,803,039. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,958,262 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,155,223.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2004 amounted to $4,458,727, which is 7.6% of net assets.

(d)	Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

6

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $48,104,029)	$55,955,484
Investment in Daily Assets Fund Institutional (cost $4,591,637)*	4,591,637
Investment in Scudder Cash Management QP Trust (cost $3,810,449)	3,810,449

Total investments in securities, at value (cost $56,506,115)	64,357,570

Cash	10,000
Receivable for investments sold	105,100
Dividends receivable	10,893
Interest receivable	4,275
Receivable for Portfolio shares sold	30,296

Total assets	64,518,134

Liabilities
Payable for investments purchased	1,079,532
Payable for Portfolio shares redeemed	14,922
Payable upon return of securities loaned	4,591,637
Accrued management fee	36,901
Other accrued expenses and payables	50,816

Total liabilities	5,773,808

Net assets, at value	$58,744,326

Net Assets
Net assets consist of:
Accumulated net investment loss	(165,547)
Net unrealized appreciation (depreciation) on investments	7,851,455
Accumulated net realized gain (loss)	(39,863,374)
Paid-in capital	90,921,792

Net assets, at value	$58,744,326

Class A
Net Asset Value, offering and redemption price per share ($53,206,575 / 5,722,198 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.30
Class B
Net Asset Value, offering and redemption price per share ($5,537,751 / 599,188 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.24

*	Represents collateral on securities loaned.

7

Statement of Operations for the six months ended June 30, 2004 (Unaudited)

Investment Income
Income: Dividends (net of foreign taxes withheld of $1,049)	$96,168
Interest - Scudder Cash Management QP Trust	16,388
Securities lending income	5,442

Total Income	117,998

Expenses:
Management fee	224,715
Custodian and accounting fees	22,524
Distribution service fees (Class B)	6,041
Record keeping fees (Class B)	3,269
Auditing	19,978
Legal	3,700
Reports to shareholders	3,575

Total expenses before expense reductions	283,802

Expense reductions	(342)

Total expenses after expense reductions	283,460

Net investment income (loss)	(165,462)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	1,889,510
Net unrealized appreciation (depreciation) during the period on investments	(2,880,392)

Net gain (loss) on investment transactions	(990,882)

Net increase (decrease) in net assets resulting from operations	$(1,156,344)

The accompanying notes are an integral part of the financial statements.

8

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(165,462)	$(295,832)
Net realized gain (loss) on investment transactions	1,889,510	(6,980,374)
Net unrealized appreciation (depreciation) on investment transactions during the period	(2,880,392)	21,899,078

Net increase (decrease) in net assets resulting from operations	(1,156,344)	14,622,872

Portfolio share transactions:
Class A
Proceeds from shares sold	2,498,175	19,207,656
Cost of shares redeemed	(4,337,544)	(21,817,569)

Net increase (decrease) in net assets from Class A share transactions	(1,839,369)	(2,609,913)

Class B
Proceeds from shares sold	2,068,795	3,541,180
Cost of shares redeemed	(215,334)	(186,774)

Net increase (decrease) in net assets from Class B share transactions	1,853,461	3,354,406

Increase (decrease) in net assets	(1,142,252)	15,367,365
Net assets at beginning of period	59,886,578	44,519,213

Net assets at end of period (including accumulated net investment loss of $165,547 and $85, respectively)	$58,744,326	$59,886,578

Other Information
Class A
Shares outstanding at beginning of period	5,923,874	6,292,403
Shares sold	262,077	2,320,895
Shares redeemed	(463,753)	(2,689,424)
Net increase (decrease) in Portfolio shares	(201,676)	(368,529)

Shares outstanding at end of period	5,722,198	5,923,874

Class B
Shares outstanding at beginning of period	405,258	11,689
Shares sold	217,305	417,145
Shares redeemed	(23,375)	(23,576)
Net increase (decrease) in Portfolio shares	193,930	393,569

Shares outstanding at end of period	599,188	405,258

The accompanying notes are an integral part of the financial statements.

8

Financial Highlights

Class A

Years Ended December 31,	2004[a]		2003	2002	2001	2000[b]	1999b,[c]
Selected Per Share Data
Net asset value, beginning of period	$9.46		$7.06	$10.22	$13.20	$13.99	$10.00
Income (loss) from investment operations:
Net investment income (loss)[d]	(.02)		(.05)	(.01)	.06	.18	.06
Net realized and unrealized gain (loss) on investment transactions	(.14)		2.45	(3.11)	(2.92)	(.87)	3.93

Total from investment operations	(.16)		2.40	(3.12)	(2.86)	(.69)	3.99

Less distributions from:
Net investment income	—		—	(.04)	(.12)	—	—
Net realized gains on investment transactions	—		—	—	—	(.10)	—

Total distributions	—		—	(.04)	(.12)	(.10)	—

Net asset value, end of period	$9.30		$9.46	$7.06	$10.22	$13.20	$13.99

Total Return (%)	(1.69	)**	33.99[e]	(30.66)	(21.76)	(4.96)	39.89[e]	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53		56	44	71	66	12
Ratio of expenses before expense reductions (%)	.92	*	.98	.81	.86	.95	2.66	*
Ratio of expenses after expense reductions (%)	.92	*	.95	.81	.86	.94	.50	*
Ratio of net investment income (loss) (%)	(.53	)*	(.57)	(.19)	.58	1.22	.80	*
Portfolio turnover rate (%)	93	*	91	71	42	103	90	*

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[c]	For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

[d]	Based on average shares outstanding during the period.

[e]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$9.42		$7.06	$7.43
Income (loss) from investment operations:
Net investment income (loss)[c]	(.04)		(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.14)		2.45	(.35)

Total from investment operations	(.18)		2.36	(.37)

Net asset value, end of period	$9.24		$9.42	$7.06

Total Return (%)	(1.91	)**	33.43[d]	(4.98	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6		4	.1
Ratio of expenses before expense reductions (%)	1.30	*	1.37	1.06	*
Ratio of expenses after expense reductions (%)	1.30	*	1.34	1.06	*
Ratio of net investment income (loss) (%)	(.91	)*	(.96)	(.47	)*
Portfolio turnover rate (%)	93	*	91	71

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c]	Based on average shares outstanding during the period.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

9

Management Summary June 30, 2004

Scudder Blue Chip Portfolio

Scudder Blue Chip Portfolio finished the six-month period up 6.94% (Class A shares, unadjusted for contract charges, and for the six-month period ended June 30, 2004), versus the the Russell 1000 Index, the portfolio’s benchmark return of 3.33%.

Two factors shared a role in this strong performance for the six-month period. First, the portfolio managers maintained strict discipline by keeping their focus on balance sheets and accounting statements. This bottom-line research resulted in solid stock selections—in fact, almost 90% of portfolio performance was due to stock selection. The second factor that contributed to the success of the portfolio was the market’s behavior, which played into the strengths of the portfolio’s investment process. The market moved from an environment for risk lovers to a back-to-basics orientation that placed more emphasis on core-quality factors.

While Internet, energy, household products and health care equipment proved to be strong sectors for the market, the portfolio added most of its value through diversified financials, media, pharmaceuticals and biotechnology. Individual stock selection succeeded to such a degree that even underweight sectors in the portfolio outperformed their benchmark counterparts.

Countrywide Financial, McGraw-Hill and Genentech posted solid gains for the portfolio. Countrywide Financial, one of the top names in the diversified financial industry, finished up sharply due to its positive earnings prospects; its business is diversified and is expected to do well even in a high-interest-rate environment. McGraw-Hill, a global information services provider, had a reasonable valuation and attractive earnings relative to its industry peers, so it was rewarded accordingly. Genentech has seen outstanding capital growth. Its profits rose on strong sales of its new colon cancer drug Avastin.

The portfolio had very few stocks that were counterproductive to performance, though one detractor was health care provider Humana Inc. (Not held as of June 30, 2004.) CEO Michael B. McCallister moved Humana out of the red, mostly due to his implementation of employee cost controls. This, combined with the company’s capital growth, leads the portfolio managers to believe that Humana is an undervalued name that they should continue to hold.

The portfolio outperformed in 67% of the industries it followed. Even with the severe volatility of the past six months, the portfolio managed to add value across almost all industries. We believe this performance lends credence to the investment team’s disciplined approach that focuses on fundamentals: companies with strong balance sheets and accounting statements, reasonable valuation and earnings potential.

Janet Campagna

Robert Wang

Co-Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please see scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information concerning the portfolio holdings of the portfolio as of month-end is available upon request on the 16th of the following month.

Risk Considerations

This portfolio is subject to stock market risk. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized United States companies whose common stocks are traded in the US. This larger capitalization, market-oriented index is highly correlated with the S&P 500 Index. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

10

Investment Portfolio June 30, 2004 (Unaudited)

Scudder Blue Chip Portfolio

	Shares	Value ($)
Common Stocks 95.6%
Consumer Discretionary 13.0%
Auto Components 0.9%
American Axle & Manufacturing Holdings, Inc.*	68,900	2,505,204
Hotels Restaurants & Leisure 2.2%
Applebee’s International, Inc.	20,350	468,457
McDonald’s Corp.	127,000	3,302,000
Regal Entertainment Group “A”	16,400	296,840
Starbucks Corp.*	51,100	2,221,828

		6,289,125

Household Durables 1.0%
NVR, Inc.*	1,100	532,620
The Stanley Works	48,800	2,224,304

		2,756,924

Internet & Catalog Retail 0.5%
eBay, Inc.*	16,500	1,517,175
Leisure Equipment & Products 0.2%
Eastman Kodak Co.	21,600	582,768
Media 3.2%
Getty Images, Inc.*	6,500	390,000
McGraw-Hill, Inc.	53,900	4,127,123
Omnicom Group, Inc.	9,600	728,544
Time Warner, Inc.*	216,700	3,809,586

		9,055,253

Multiline Retail 0.9%
Saks, Inc.	148,200	2,223,000
Sears, Roebuck & Co.	2,800	105,728
The May Department Stores Co.	9,700	266,653

		2,595,381

Specialty Retail 4.1%
Advance Auto Parts, Inc.*	5,000	220,900
American Eagle Outfitters, Inc.*	73,100	2,113,321
Barnes & Noble, Inc.*	80,200	2,725,196
Best Buy Co., Inc.	15,300	776,322
Claire’s Stores, Inc.	125,000	2,712,500
RadioShack Corp.	18,800	538,244
The Gap, Inc.	112,900	2,737,825

		11,824,308

Consumer Staples 8.3%
Beverages 1.6%
Adolph Coors Co. “B”	18,800	1,359,992
The Coca-Cola Co.	61,700	3,114,616

		4,474,608

Food & Drug Retailing 1.4%
7-Eleven, Inc.*	24,800	442,680
Supervalu, Inc.	11,200	342,832
Sysco Corp.	56,300	2,019,481
Wal-Mart Stores, Inc.	20,000	1,055,200
Winn-Dixie Stores, Inc. (e)	38,700	278,640

		4,138,833

11

	Shares	Value ($)
Food Products 1.0%
Hershey Foods Corp.	1,800	83,286
Sara Lee Corp.	80,300	1,846,097
Tyson Foods, Inc. “A”	48,800	1,022,360

		2,951,743

Household Products 1.6%
Energizer Holdings, Inc.*	8,700	391,500
Procter & Gamble Co.	75,000	4,083,000

		4,474,500

Personal Products 1.8%
Gillette Co.	119,900	5,083,760
Tobacco 0.9%
Altria Group, Inc.	49,100	2,457,455
Energy 7.2%
Oil & Gas
Apache Corp.	5,800	252,590
ConocoPhillips	39,100	2,982,939
Devon Energy Corp.	53,700	3,544,200
ExxonMobil Corp.	87,140	3,869,887
Occidental Petroleum Corp.	37,900	1,834,739
Sunoco, Inc.	58,800	3,740,856
Valero Energy Corp.	44,500	3,282,320
Williams Companies, Inc.	92,300	1,098,370

		20,605,901

Financials 17.8%
Banks 6.5%
Bank of America Corp.	59,900	5,068,738
Bank One Corp.	10,200	520,200
Golden West Financial Corp.	40,300	4,285,905
National City Corp.	59,000	2,065,590
PNC Financial Services Group	12,500	663,500
US Bancorp.	78,400	2,160,704
Wachovia Corp.	38,400	1,708,800
Wells Fargo & Co.	37,700	2,157,571

		18,631,008

Capital Markets 1.9%
Goldman Sachs Group, Inc.	32,000	3,013,120
Lehman Brothers Holdings, Inc.	31,200	2,347,800

		5,360,920

Consumer Finance 0.7%
Capital One Finance Corp.	8,900	608,582
MBNA Corp.	48,900	1,261,131

		1,869,713

Diversified Financial Services 4.1%
Citigroup, Inc.	62,500	2,906,250
Countrywide Financial Corp.	59,550	4,183,387
Freddie Mac	16,500	1,044,450
J.P. Morgan Chase & Co.	91,800	3,559,086

		11,693,173

Insurance 3.4%
Allstate Corp.	49,400	2,299,570
American International Group, Inc.	8,212	585,351

13

	Shares	Value ($)
Chubb Corp.	8,200	559,076
Loews Corp.	17,000	1,019,320
MetLife, Inc.	25,400	910,590
Odyssey Re Holdings Corp.	6,800	163,200
W.R. Berkley Corp.	95,050	4,082,398

		9,619,505

Real Estate 1.2%
Apartment Investment & Management Co. (REIT)	5,700	177,441
Avalonbay Communities, Inc. (REIT)	4,400	248,688
Camden Property Trust	7,200	329,760
CenterPoint Properties Corp. (REIT)	2,600	199,550
Equity Office Properties Trust (REIT)	29,600	805,120
Equity Residential (REIT)	16,300	484,599
General Growth Properties, Inc.	12,300	363,711
Rayonier, Inc.	8,200	364,490
The Rouse Co.	5,300	251,750
Vornado Realty Trust (REIT)	5,800	331,238

		3,556,347

Health Care 13.1%
Biotechnology 1.0%
Genentech, Inc.*	47,900	2,691,980
Health Care Equipment & Supplies 2.7%
Baxter International, Inc.	90,600	3,126,606
IDEXX Laboratories, Inc.*	45,800	2,882,652
Medtronic, Inc.	4,900	238,728
Respironics, Inc.*	10,500	616,875
Zimmer Holdings, Inc.*	10,200	899,640

		7,764,501

Health Care Providers & Services 2.3%
Covance, Inc.*	11,700	451,386
Health Net, Inc.*	21,500	569,750
IMS Health, Inc.	18,300	428,952
Lincare Holdings, Inc.*	300	9,858
Renal Care Group, Inc.*	16,900	559,897
UnitedHealth Group, Inc.	73,300	4,562,925

		6,582,768

Pharmaceuticals 7.1%
Allergan, Inc.	5,200	465,504
Andrx Corp.*	62,800	1,754,004
Endo Pharmaceuticals Holdings, Inc.*	47,200	1,106,840
Johnson & Johnson	137,182	7,641,038
Pfizer, Inc.	213,850	7,330,778
Valeant Pharmaceuticals International	102,700	2,054,000

		20,352,164

Industrials 12.6%
Aerospace & Defense 3.6%
Boeing Co.	82,600	4,220,034
General Dynamics Corp.	40,000	3,972,000
Goodrich Corp.	100	3,233
Raytheon Co.	47,600	1,702,652
United Defense Industries, Inc.*	11,000	385,000

		10,282,919

14

	Shares	Value ($)
Air Freight & Logistics 2.8%
FedEx Corp.	18,800	1,535,772
J.B. Hunt Transport Services, Inc.	71,400	2,754,612
Ryder System, Inc.	90,400	3,622,328

		7,912,712

Commercial Services & Supplies 2.0%
Career Education Corp.*	41,500	1,890,740
Cendant Corp.	148,100	3,625,488
Hewitt Associates, Inc. “A”*	9,200	253,000

		5,769,228

Industrial Conglomerates 3.6%
3M Co.	65,800	5,922,658
General Electric Co.	133,500	4,325,400

		10,248,058

Road & Rail 0.6%
Burlington Northern Santa Fe Corp.	15,900	557,613
Swift Transportation Co., Inc.*	67,200	1,206,240

		1,763,853

Information Technology 14.4%
Communications Equipment 1.9%
Cisco Systems, Inc.*	76,500	1,813,050
QUALCOMM, Inc.	48,100	3,510,338

		5,323,388

Computers & Peripherals 2.9%
International Business Machines Corp.	37,400	3,296,810
Lexmark International, Inc.*	28,800	2,780,064
Storage Technology Corp.*	73,400	2,128,600

		8,205,474

Electronic Equipment & Instruments 0.2%
Avnet, Inc.*	24,400	553,880
Internet Software & Services 0.3%
Yahoo!, Inc.*	26,300	955,479
IT Consulting & Services 0.8%
Acxiom Corp.	22,400	556,192
Unisys Corp.*	129,800	1,801,624

		2,357,816

Semiconductors & Semiconductor Equipment 5.8%
Advanced Micro Devices, Inc.* (e)	96,400	1,532,760
Atmel Corp.*	254,000	1,503,680
Cree, Inc.* (e)	77,800	1,811,184
Intel Corp.	242,700	6,698,520
LSI Logic Corp.*	32,500	247,650
Silicon Laboratories, Inc.*	32,700	1,515,645
Texas Instruments, Inc.	125,600	3,037,008

		16,346,447

Software 2.5%
Adobe Systems, Inc.	56,000	2,604,000
Autodesk, Inc.	25,100	1,074,531
Microsoft Corp.	111,300	3,178,728
Symantec Corp.*	7,300	319,594

		7,176,853

15

	Shares	Value ($)
Materials 2.2%
Chemicals 0.6%
Dow Chemical Co.	7,200	293,040
Engelhard Corp.	12,600	407,106
Monsanto Co.	28,100	1,081,850

		1,781,996

Construction Materials 0.1%
Lafarge North America, Inc.	5,500	238,150
Containers & Packaging 0.5%
Owens-Illinois, Inc.*	88,800	1,488,288
Paper & Forest Products 1.0%
Louisiana-Pacific Corp.	114,100	2,698,465
Telecommunication Services 4.5%
Diversified Telecommunication Services 3.7%
BellSouth Corp.	138,600	3,634,092
Sprint Corp. (FON Group)	134,900	2,374,240
Verizon Communications, Inc.	119,000	4,306,610

		10,314,942

Wireless Telecommunication Services 0.8%
Crown Castle International Corp.*	8,000	118,000
Nextel Communications, Inc. “A”*	82,600	2,202,116

		2,320,116

	Shares	Value ($)
Utilities 2.5%
Electric Utilities 2.0%
American Electric Power Co.	37,300	1,193,600
Exelon Corp.	136,000	4,527,440

		5,721,040

Multi-Utilities & Unregulated Power 0.5%
AES Corp.*	137,100	1,361,403

Total Common Stocks (Cost $242,541,239)		272,255,524

	Principal Amount ($)	Value ($)
US Government Backed 0.2%
US Treasury Bill, 0.94%**, 7/29/2004 (f) (Cost $614,550)	615,000	614,550

	Shares	Value ($)
Securities Lending Collateral 1.1%
Daily Assets Fund Institutional, 1.15% (c) (d) (Cost $3,116,200)	3,116,200	3,116,200
Cash Equivalents 3.1%
Scudder Cash Management QP Trust, 1.20% (b) (Cost $8,832,535)	8,832,535	8,832,535

Total Investment Portfolio - 100.0% (Cost $255,104,524) (a)		284,818,809

Notes to Scudder Blue Chip Portfolio of Investments

*	Non-income producing security.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	The cost for federal income tax purposes was $256,904,384. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $27,914,425. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $30,773,350 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,858,925.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents collateral held in connection with securities lending.

(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2004 amounted to $3,069,786 which is 1.1% of total net assets.

(f)	At June 30, 2004, this security, in part or in whole, has been segregated to cover initial margin requirements for open futures contracts. At June 30, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
S&P 500	9/16/2004	31	8,764,243	8,838,100	73,857

The accompanying notes are an integral part of the financial statements.

16

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $243,155,789)	$272,870,074
Investment in Daily Assets Fund Institutional (cost $3,116,200)*	3,116,200
Investment in Scudder Cash Management QP Trust (cost $8,832,535)	8,832,535

Total investments in securities, at value (cost $255,104,524)	284,818,809

Cash	10,000
Dividends receivable	215,136
Interest receivable	8,093
Receivable for Portfolio shares sold	215,928
Receivable for daily variation margin on open futures contracts	35,650

Total assets	285,303,616

Liabilities
Payable for Portfolio shares redeemed	160,483
Payable upon return of securities loaned	3,116,200
Accrued management fee	148,632
Other accrued expenses and payables	40,858

Total liabilities	3,466,173

Net assets, at value	$281,837,443

Net Assets
Net assets consist of:
Undistributed net investment income	1,340,602
Net unrealized appreciation (depreciation) on:
Investments	29,714,285
Futures	73,857
Accumulated net realized gain (loss)	(35,212,204)
Paid-in capital	285,920,903

Net assets, at value	$281,837,443

Class A
Net Asset Value, offering and redemption price per share ($253,437,265 / 20,138,070 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.58
Class B
Net Asset Value, offering and redemption price per share ($28,400,178 / 2,260,028 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.57

*	Represents collateral on securities loaned.

17

Statement of Operations for the six months ended June 30, 2004 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $88)	$2,321,996
Interest - Scudder Cash Management QP Trust	43,934
Interest	2,624
Securities lending income	1,959

Total Income	2,370,513

Expenses:
Management fee	873,714
Custodian fees	10,010
Distribution service fees (Class B)	27,356
Record keeping fees (Class B)	14,767
Auditing	19,780
Legal	7,760
Trustees’ fees and expenses	1,753
Reports to shareholders	6,005
Other	6,763

Total expenses, before expense reductions	967,908

Expense reductions	(779)

Total expenses, after expense reductions	967,129

Net investment income (loss)	1,403,384

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	22,012,824
Futures	282,841

22,295,665

Net unrealized appreciation (depreciation) during the period on:
Investments	(5,500,665)
Futures	(87,099)

(5,587,764)

Net gain (loss) on investment transactions	16,707,901

Net increase (decrease) in net assets resulting from operations	$18,111,285

The accompanying notes are an integral part of the financial statements.

18

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,403,384	$1,750,488
Net realized gain (loss) on investment transactions	22,295,665	15,303,859
Net unrealized appreciation (depreciation) on investment transactions during the period	(5,587,764)	40,462,393

Net increase (decrease) in net assets resulting from operations	18,111,285	57,516,740

Distributions to shareholders from:
Net investment income
Class A	(1,626,701)	(1,353,726)
Class B	(56,503)	(7,619)
Portfolio share transactions:
Class A
Proceeds from shares sold	7,341,073	48,054,210
Reinvestment of distributions	1,626,701	1,353,726
Cost of shares redeemed	(12,417,736)	(35,300,630)

Net increase (decrease) in net assets from Class A share transactions	(3,449,962)	14,107,306

Class B
Proceeds from shares sold	10,437,610	14,291,287
Reinvestment of distributions	56,503	7,619
Cost of shares redeemed	(314,736)	(18,533)

Net increase (decrease) in net assets from Class B share transactions	10,179,377	14,280,373

Increase (decrease) in net assets	23,157,496	84,543,074
Net assets at beginning of period	258,679,947	174,136,873

Net assets at end of period (including undistributed net investment income of $1,340,602 and $1,620,422, respectively)	$281,837,443	$258,679,947

Other Information
Class A
Shares outstanding at beginning of period	20,421,127	18,535,421
Shares sold	598,428	5,312,621
Shares issued to shareholders in reinvestment of distributions	132,360	150,749
Shares redeemed	(1,013,845)	(3,577,664)
Net increase (decrease) in Portfolio shares	(283,057)	1,885,706

Shares outstanding at end of period	20,138,070	20,421,127

Class B
Shares outstanding at beginning of period	1,427,149	40,975
Shares sold	853,918	1,387,142
Shares issued to shareholders in reinvestment of distributions	4,598	849
Shares redeemed	(25,637)	(1,817)
Net increase (decrease) in Portfolio shares	832,879	1,386,174

Shares outstanding at end of period	2,260,028	1,427,149

The accompanying notes are an integral part of the financial statements.

19

Financial Highlights

Class A

Years Ended December 31,	2004[a]		2003	2002	2001	2000[b]	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$11.84		$9.37	$12.07	$14.41	$15.69	$12.60
Income (loss) from investment operations:
Net investment income (loss)[c]	.07		.08	.07	.05	.07	.09
Net realized and unrealized gain (loss) on investment transactions	.75		2.45	(2.73)	(2.33)	(1.29)	3.08

Total from investment operations	.82		2.53	(2.66)	(2.28)	(1.22)	3.17

Less distributions from:
Net investment income	(.08)		(.06)	(.04)	(.06)	(.06)	(.08)

Net asset value, end of period	$12.58		$11.84	$9.37	$12.07	$14.41	$15.69

Total Return (%)	6.94	**	27.25	(22.11)	(15.81)	(7.84)	25.24
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	253		242	174	240	228	185
Ratio of expenses before expense reductions (%)	.69	*	.71	.69	.69	.71	.71
Ratio of expenses after expense reductions (%)	.69	*	.71	.69	.69	.71	.70
Ratio of net investment income (loss) (%)	1.07	*	.82	.65	.42	.44	.67
Portfolio turnover rate (%)	267	*	182	195	118	86	64

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[c]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$11.80		$9.35	$10.28
Income (loss) from investment operations:
Net investment income (loss)[c]	.05		.04	.03
Net realized and unrealized gain (loss) on investment transactions	.75		2.45	(.96)

Total from investment operations	.80		2.49	(.93)

Less distributions from:
Net investment income	(.03)		(.04)	—

Net asset value, end of period	$12.57		$11.80	$9.35

Total Return (%)	6.80	**	26.76	(9.05	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28		17	.4
Ratio of expenses (%)	1.07	*	1.10	.94	*
Ratio of net investment income (loss) (%)	.69	*	.43	.61	*
Portfolio turnover rate (%)	267	*	182	195

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

20

Management Summary June 30, 2004

Scudder Fixed Income Portfolio

The Federal Open Market Committee, after preparing the market for a policy change, increased the federal funds rate by 25 basis points in late June and set expectations for a “measured” pace of monetary policy tightening going forward. Over the period, volatility continued within the fixed-income markets as Treasury rates declined in the first quarter in response to disappointing job-creation reports. Treasury yields then spiked sharply—with the yield of the 10-year Treasury note increasing 24 basis points in just one day—when investors were caught off guard by a surprisingly strong jobs announcement in early April. Despite a difficult second quarter for bonds, the portfolio managed to post a positive return of 0.37% (Class A shares, unadjusted for contract charges, and for the six-month period ended June 30, 2004), outpacing the 0.15% return of its benchmark, the Lehman Brothers Aggregate Bond Index.

During the period, mortgages outperformed comparable Treasuries and were a significant contributor to the portfolio’s performance. The asset-backed securities market, which performed well during the first quarter, underperformed Treasuries in the second quarter; overall, though, our overweight in the asset-backed sector boosted six-month returns. In addition, security selection within the credit sector created positive returns for the portfolio. Going forward, we believe that our disciplined, value-oriented approach can help to dampen the effect of rising interest rates should the Federal Reserve continue to tighten.

Gary W. Bartlett

Warren S. Davis

Thomas J. Flaherty

J. Christopher Gagnier

Daniel R. Taylor

Timothy C. Vile

Co-Lead Managers

Bruce A. Rodio

William T. Lissenden

Portfolio Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please see scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information concerning the portfolio holdings of the portfolio as of month-end is available upon request on the 16th of the following month.

Risk Considerations

Investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this portfolio’s prospectus for specific details regarding its investments and risk profile.

A Treasury’s guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

The Lehman Brothers Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

21

Investment Portfolio June 30, 2004 (Unaudited)

Scudder Fixed Income Portfolio

	Principal Amount ($)	Value ($)
Corporate Bonds 19.1%
Consumer Discretionary 2.5%
Comcast Cable Communications:
6.2%, 11/15/2008	210,000	223,724
8.375%, 3/15/2013	950,000	1,115,248
Cox Communications, Inc., 6.75%, 3/15/2011	550,000	593,030
DaimlerChrysler NA Holdings Corp., 4.75%, 1/15/2008	960,000	967,956
General Motors Corp., 8.375%, 7/15/2033 (e)	360,000	381,057
Liberty Media Corp., Series A, 3.02%, 9/17/2006	1,515,000	1,543,073
TCI-Communications, Inc., 6.875%, 2/15/2006	2,050,000	2,165,153
Time Warner, Inc., 7.57%, 2/1/2024	360,000	388,742

		7,377,983

Energy 4.5%
Devon Energy Corp., 7.95%, 4/15/2032	415,000	479,360
Devon Financing Corp., 7.875%, 9/30/2031	635,000	728,635
Duke Capital Corp., 4.302%, 5/18/2006	1,204,000	1,223,216
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	1,700,000	1,762,490
Halliburton Co., 5.5%, 10/15/2010	1,770,000	1,790,691
Husky Oil Ltd., 8.9%, 8/15/2028	1,165,000	1,314,479
National Fuel Gas Co., 5.25%, 3/1/2013	845,000	835,500
Pedernales Electric Cooperative, Series 02-A, 144A, 6.202%, 11/15/2032	1,715,000	1,715,257
Pemex Project Funding Master Trust, 144A, 2.82%, 6/15/2010	930,000	934,185
Tri-State Generation & Transmission Association:
144A, 6.04%, 1/31/2018	1,190,000	1,190,559
144A, 7.144%, 7/31/2033	1,145,000	1,188,602

		13,162,974

Financials 7.0%
American General Finance Corp., 4.625%, 5/15/2009	1,915,000	1,917,767
ASIF Global Finance, 144A, 4.9%, 1/17/2013	615,000	600,625
Capital One Bank:
5.0%, 6/15/2009	1,425,000	1,429,078
5.125%, 2/15/2014	385,000	364,299
DBS Capital Funding Corp., 144A, 7.657%, 3/15/2049	1,330,000	1,485,117
Ford Motor Credit Co.:
5.8%, 1/12/2009	640,000	646,015
6.875%, 2/1/2006	2,478,000	2,599,167
7.0%, 10/1/2013 (e)	435,000	439,118
General Motors Acceptance Corp.:
6.75%, 1/15/2006	1,220,000	1,278,378
6.875%, 9/15/2011	1,785,000	1,830,155
Goldman Sachs Group, Inc.:
5.15%, 1/15/2014 (e)	2,180,000	2,093,493
6.345%, 2/15/2034 (e)	680,000	638,570

22

	Principal Amount ($)	Value ($)
NiSource Finance Corp., 7.875%, 11/15/2010	1,200,000	1,375,672
PLC Trust, Series 2003-1, 144A, 2.709%, 3/31/2006	1,510,095	1,511,167
Rabobank Capital Fund II, 144A, 1.0%, 12/29/2049	150,000	145,152
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	1,500,000	1,398,605
Verizon Global Funding Corp., 7.25%, 12/1/2010	446,000	498,617

		20,250,995

Health Care 0.9%
Health Care Service Corp., 144A, 7.75%, 6/15/2011	2,330,000	2,653,483
Industrials 0.5%
BAE System 2001 Asset Trust, “B”, Series B 2001, 144A, 7.156%, 12/15/2011	290,110	308,788
Delta Air Lines, Inc., Series 02-1, 6.417%, 7/2/2012	990,000	1,024,030

		1,332,818

Telecommunication Services 0.8%
Continental Cable, 9.0%, 9/1/2008	490,000	571,033
PCCW Capital Ltd., 144A, 6.0%, 7/15/2013	870,000	860,039
Verizon Pennsylvania, 5.65%, 11/15/2011	814,000	825,816

		2,256,888

Utilities 2.9%
Alabama Power Co., 7.125%, 8/15/2004	1,000,000	1,005,837
American Electric Power, 6.125%, 5/15/2006	860,000	902,798
Centerior Energy Corp., Series B, 7.13%, 7/1/2007	1,490,000	1,622,704
Consumers Energy Co., Series F, 4.0%, 5/15/2010	1,655,000	1,566,848
Metropolitan Edison Co., 144A, 4.875%, 4/1/2014	920,000	857,481
Progress Energy, Inc., 6.75%, 3/1/2006	1,000,000	1,054,531
Xcel Energy, Inc., 7.0%, 12/1/2010	1,240,000	1,371,661

		8,381,860

Total Corporate Bonds (Cost $55,846,028)		55,417,001

Foreign Bonds - US$ Denominated 7.3%
Deutsche Telekom International Finance BV:
8.0%, 6/15/2010	255,000	297,982
8.25%, 6/15/2030	1,425,000	1,734,419
HSBC Capital Funding LP, 144A, 4.61%, 12/29/2049	510,000	462,335
Inversiones CMPC SA, 144A, 4.875%, 6/18/2013	1,545,000	1,434,322
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	2,720,000	2,686,471

23

	Principal Amount ($)	Value ($)
Mizuho Financial Group:
144A, 5.79%, 4/15/2014	867,000	852,251
8.375%, 12/29/2049	2,080,000	2,142,400
Petroleos Mexicanos, 9.5%, 9/15/2027	965,000	1,104,925
QBE Insurance Group Ltd., 144A, 5.647%, 7/1/2023	1,085,000	1,032,151
Sappi Papier Holding AG, 144A, 7.5%, 6/15/2032	950,000	1,041,021
Sociedad Concesionaria Autopista Contral, 144A, 6.223%, 12/15/2026	1,915,000	1,869,078
Telecomunicaciones de Puerto Rico, 6.8%, 5/15/2009	625,000	676,889
Tyco International Group SA:
6.75%, 2/15/2011	1,900,000	2,064,504
6.875%, 1/15/2029 (e)	2,370,000	2,481,177
United Mexican States:
7.5%, 4/8/2033	135,000	130,680
8.375%, 1/14/2011	145,000	163,850
WPP Finance Corp., 144A, 5.875%, 6/15/2014	1,015,000	1,019,158

Total Foreign Bonds - US$ Denominated (Cost $21,291,332)		21,193,613

Asset Backed 9.2%
Automobile Receivables 3.7%
Chase Manhattan Auto Owner Trust, “A4”, Series 2003-B, 2.57%, 2/16/2010	2,550,000	2,492,004
Daimler Chrysler Auto Trust, “A4”, Series 2002-A, 4.49%, 10/6/2008	1,083,000	1,103,227
Drive Auto Receivables Trust, “A3”, Series 2004-1, 144A, 3.5%, 8/15/2008	1,490,000	1,489,820
MMCA Automobile Trust:
“A4”, Series 2002-4, 3.05%, 11/16/2009	1,150,000	1,147,102
“A4”, Series 2002-2, 4.3%, 3/15/2010	2,385,000	2,407,929
“B”, Series 2002-2, 4.67%, 3/15/2010	890,338	836,918
“B”, Series 2002-1, 5.37%, 1/15/2010	1,310,845	1,251,857

		10,728,857

Credit Card Receivables 1.1%
MBNA Credit Card Master Note Trust, “A4”, Series 2004-A4, 2.7%, 9/15/2009	3,170,000	3,100,980
Home Equity Loans 4.1%
Chase Funding Mortgage Loan, “2A2”, Series 2004-1, 1.33%, 12/25/2033	2,110,000	2,109,907
Countrywide Asset Backed Certificates, “3A”, Series 2004-1, 1.38%, 4/25/2034	2,142,683	2,145,409
Countrywide Asset Backed Certificates, “N1”, Series 2004-2N, 144A, 5.0%, 2/25/2035	1,213,350	1,207,093
Long Beach Mortgage Loan Trust:
“A3”, Series 2004-1, 1.4%, 2/25/2034	1,566,976	1,568,166
“N1”, Series 2003-4, 144A, 6.535%, 8/25/2033	780,037	784,323

24

	Principal Amount ($)	Value ($)
Novastar NIM Trust, “NOTE”, Series 2004-N1, 144A, 4.458%, 2/26/2034	1,097,918	1,097,918
Renaissance NIM Trust, “A”, Series 2004-A, 144A, 4.45%, 6/25/2034	1,106,184	1,106,184
Residential Asset Securities Corp., “AI6”, Series 2000-KS1, 7.905%, 2/25/2031	1,816,083	1,924,422

		11,943,422

Manufactured Housing Receivables 0.3%
Green Tree Financial Corp., “A5”, Series 1996-5, 7.05%, 1/15/2019	946,071	976,871

Total Asset Backed (Cost $26,985,667)		26,750,130

	Shares	Value ($)
Preferred Stock 0.3%
Farm Credit Bank of Texas (Cost $725,000)	725,000	722,107

	Principal Amount ($)	Value ($)
US Government Agency Sponsored Pass-Throughs 5.0%
Federal Home Loan Mortgage Corp.:
2.875%, 12/15/2006 (e)	1,902,000	1,883,465
4.0% with various maturities from 5/1/2019 until 11/15/2022	3,694,514	3,568,074
5.0%, 1/15/2033	1,785,000	1,709,696
Federal National Mortgage Association:
4.5%, 12/1/2018	418,303	409,877
5.5% with various maturities from 3/1/2018 until 7/1/2033	1,940,616	1,959,786
6.0% with various maturities from 7/1/2017 until 11/1/2017	1,387,816	1,448,517
6.31%, 6/1/2008	1,500,000	1,604,853
6.5% with various maturities from 11/1/2024 until 11/1/2033	1,851,066	1,931,708
8.0%, 9/1/2015	77,545	82,854

Total US Government Agency Sponsored Pass-Throughs (Cost $14,684,345)		14,598,830

Collateralized Mortgage Obligations 21.9%
Fannie Mae Grantor Trust, “1A3”, Series 2004-T2, 7.0%, 11/25/2043	757,951	800,449
Fannie Mae Whole Loan, “5A”, Series 2004-W2, 7.5%, 3/25/2044	2,063,052	2,210,684
Federal Home Loan Mortgage Corp.:
“AU”, Series 2759, 3.5%, 5/15/2019	1,313,000	1,317,989
“EK”, Series 2773, 3.5%, 5/15/2010	1,274,000	1,278,424
“QC”, Series 2694, 3.5%, 9/15/2020	2,290,000	2,285,321

25

	Principal Amount ($)	Value ($)
“NB”, Series 2750, 4.0%, 12/15/2022	2,839,000	2,825,146
“LC”, Series 2682, 4.5%, 7/15/2032	1,690,000	1,571,821
“ME”, Series 2691, 4.5%, 4/15/2032	1,911,000	1,777,317
“ON”, Series 2776, 4.5%, 11/15/2032	1,410,000	1,304,966
“PE”, Series 2727, 4.5%, 7/15/2032	3,215,000	2,981,443
“QH”, Series 2694, 4.5%, 3/15/2032	2,500,000	2,323,095
“1A2B”, Series T-48, 4.688%, 7/25/2022	654,995	660,569
“HG”, Series 2543, 4.75%, 9/15/2028	1,944,628	1,970,015
“BG”, Series 2640, 5.0%, 2/15/2032	2,060,000	1,979,158
“JD”, Series 2778, 5.0%, 12/15/2032	2,000,000	1,914,184
“NE”, Series 2802, 5.0%, 2/15/2033	2,640,000	2,531,100
“PD”, Series 2783, 5.0%, 1/15/2033	1,283,000	1,226,979
“PE”, Series 2721, 5.0%, 1/15/2023	135,000	128,831
“QK”, Series 2513, 5.0%, 8/15/2028	679,095	682,799
“TE”, Class 2764, 5.0%, 10/15/2032	1,495,000	1,425,593
“CH”, Series 2390, 5.5%, 12/15/2016	440,000	447,468
“PE”, Series 2378, 5.5%, 11/15/2016	1,765,000	1,811,240
“PE”, Series 2512, 5.5%, 2/15/2022	45,000	45,771
“TG”, Series 2517, 5.5%, 4/15/2028	1,028,000	1,041,564
“BD”, Series 2453, 6.0%, 5/15/2017	1,050,000	1,096,816
“3A”, Series T-41, 7.5%, 7/25/2032	403,056	431,899
“A5”, Series T-42, 7.5%, 2/25/2042	501,868	537,782
Federal National Mortgage Association:
“A2”, Series 2003-63, 2.34%, 7/25/2044	330,000	329,676
“NA”, Series 2003-128, 4.0%, 8/25/2009	2,307,000	2,332,553
“2A3”, Series 2001-4, 4.16%, 6/25/2042	1,200,000	1,198,862
“NE”, Series 2004-52, 4.5%, 7/25/2033	1,282,000	1,159,415
“PU”, Series 2003-33, 4.5%, 5/25/2033	1,523,517	1,538,830
“QG”, Series 2004-29, 4.5%, 12/25/2032	1,420,000	1,315,070
“WB”, Series 2003-106, 4.5%, 10/25/2015	1,735,000	1,763,540
“A2”, Series 2002-W10, 4.7%, 8/25/2042	260,402	261,380
“A2”, Series 2002-W9, 4.7%, 8/25/2042	171,029	171,899
“2A3”, Series 2003-W15, 4.71%, 8/25/2043	2,330,000	2,368,577
“1A3”, Series 2003-W18, 4.732%, 8/25/2033	1,160,000	1,175,955

26

	Principal Amount ($)	Value ($)
“A2”, Series 2002-60, 4.75%, 2/25/2044	306,100	310,472
“KY”, Series 2002-55, 4.75%, 4/25/2028	521,980	523,008
“KH”, Series 2003-92, 5.0%, 3/25/2032	1,100,000	1,056,865
“A2”, Series 2002-W3, 5.5%, 10/25/2021	331,424	332,869
“MC”, Series 2002-56, 5.5%, 9/25/2017	1,093,910	1,134,857
“PG”, Series 2002-3, 5.5%, 2/25/2017	500,000	497,518
“QC”, Series 2002-11, 5.5%, 3/25/2017	640,000	653,937
“A”, Series 2001-66, 6.0%, 6/25/2029	111,352	111,451
“PM”, Series 2001-60, 6.0%, 3/25/2030	561,294	577,333
“VD”, Series 2002-56, 6.0%, 4/25/2020	288,750	294,252
“A2”, Series 1998-M6, 6.32%, 8/15/2008	1,207,402	1,285,890
“HM”, Series 2002-36, 6.5%, 12/25/2029	135,108	137,940
“1A2”, Series 2003-W3, 7.0%, 8/25/2042	814,244	856,607
“1A3”, Series 2004-T3, 7.0%, 2/25/2044	371,176	393,215
“A2”, Series 2002-T19, Grantor Trust, 7.0%, 7/25/2042	1,008,741	1,068,636
FHLMC Structured Pass Through Securities:
“1A2”, Series T-59, 7.0%, 10/25/2043	1,017,606	1,078,001
“3A”, Series T-58, 7.0%, 9/25/2043	1,008,681	1,068,546

Total Collateralized Mortgage Obligations (Cost $64,305,937)		63,605,577

Commercial and Non-Agency Mortgage Backed Securities 8.5%
ABN AMRO Mortgage Corp., Series 2002-3, 6.0%, 4/25/2017	167,367	167,147
Bank of America Alternative Loan Trust, “1A1”, Series 2004-2, 6.0%, 3/25/2034	1,958,317	1,971,449
Chase Commercial Mortgage Securities Corp., “A1”, Series 2000-1, 7.656%, 4/15/2032	981,329	1,023,677
Citigroup Mortgage Loan Trust, Inc., “1A2”, Series 2004-NCM-1, 1.0%, 7/25/2034	1,870,000	1,925,808
Countrywide Alternative Loan Trust:
“1A1”, Series 2004-J1, 6.0%, 2/25/2034	769,832	781,840
“7A1”, Series 2004-J2, 6.0%, 12/25/2033	842,674	865,429
Countrywide Home Loans, “3A1”, Series 2002-12, 6.0%, 8/25/2017	645,942	649,516
CS First Boston Mortgage Securities Corp., “A1”, Series 1999-C1, 6.91%, 9/15/2041	1,530,479	1,627,333
First Union-Lehman Brothers Commercial Mortgae, “A3”, Series 1997-C1, 7.38%, 4/18/2029	2,202,724	2,362,151

27

	Principal Amount ($)	Value ($)
GSMPS Mortgage Loan Trust, “A”, Series 1998-4, 144A, 7.5%, 12/21/2026	822,807	869,376
Master Adjustable Rate Mortgages Trust, “9A2”, Series 2004-5, 1.0%, 6/25/2032	1,865,000	1,865,000
Master Alternative Loan Trust:
“3A1”, Series 2004-3, 6.0%, 4/25/2034	432,077	441,378
“7A1”, Series 2004-4, 6.0%, 5/25/2034	260,781	261,055
“3A1”, Series 2004-5, 6.5%, 6/25/2034	92,753	95,807
“5A1”, Series 2004-3, 6.5%, 3/25/2034	1,239,282	1,282,502
“8A1”, Series 2004-3, 7.0%, 4/25/2034	985,770	1,032,503
Master Asset Securitization Trust, “8A1”, Series 2003-6, 5.5%, 7/25/2033	1,347,126	1,316,836
Residential Funding Mortgage Securities I, “A12”, Series 2001-S29, 5.5%, 12/26/2031	210,075	209,849
WAMU Mortgage Pass-Through Certificates, “4A”, Series 2004-CB1, 6.0%, 6/25/2034	1,877,685	1,932,758
Washington Mutual:
“2A1”, Series 2002-S8, 4.5%, 1/25/2018	1,048,584	1,059,674
“4A’, Series 2004-CB2, 6.5%, 8/25/2034	295,000	306,368
Washington Mutual MSC Mortgage Pass-Through, Series, “1A1”, Series 2003-MS, 5.75%, 3/25/2033	381,303	382,253
Wells Fargo Mortgage Backed Securities Trust:
“1A6”, Series 2003-1, 4.5%, 2/25/2018	955,660	960,987
“1A1”, Series 2003-6, 5.0%, 6/25/2018	1,458,823	1,458,710

Total Commercial and Non-Agency Mortgage Backed Securities (Cost $25,194,519)		24,849,406

Municipal Investments 4.7%
Brockton, MA, Core City GO, Economic Development, Series A, 6.45%, 5/1/2017 (c)	1,530,000	1,643,143
Illinois, Higher Education Revenue, 7.05%, 7/1/2009 (c)	1,410,000	1,577,155
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 5.2%, 12/1/2013	945,000	923,719
Los Angeles, CA, Community Redevelopment Agency, Community Redevelopment Financing Authority, Bunker Hill Project, Series B, 5.83%, 12/1/2017 (c)	2,500,000	2,480,375
New York, GO, Environmental Facilities Corp., Series B, 4.95%, 1/1/2013 (c)	1,500,000	1,479,045

28

	Principal Amount ($)	Value ($)
Oklahoma City, OK Airport, Airport Revenue, 5.2%, 10/1/2012 (c)	1,430,000	1,427,698
Oregon, School District GO, School Board, Series A, Zero Coupon, 6/30/2017 (c)	3,830,000	1,787,193
Portland, OR, Industrial Development Revenue, 3.35%, 6/15/2010 (c)	1,550,000	1,456,550
Trenton, NJ, School District GO, 4.3%, 4/1/2011 (c)	1,040,000	1,003,434

Total Municipal Investments (Cost $13,917,590)		13,778,312

US Government Sponsored Agencies 1.3%
Federal Home Loan Mortgage Corp., 5.0%, 12/1/2033 (d)	1,140,000	1,100,100
Federal National Mortgage Association:
4.5%, 12/1/2018 (d)	320,000	312,600
5.0%, 12/1/2017 (d)	2,120,000	2,121,989
6.5%, 3/1/2017	245,057	258,974

Total US Government Sponsored Agencies (Cost $3,853,469)		3,793,663

Government National Mortgage Association 0.1%
Government National Mortgage Association, 6.0%, 1/15/2034 (Cost $423,540)	404,878	415,514
US Government Backed 9.3%
US Treasury Bond:
6.0%, 2/15/2026 (e)	9,527,000	10,265,714
7.25%, 5/15/2016 (e)	4,248,000	5,135,598
US Treasury Note:
3.125%, 10/15/2008 (e)	1,755,000	1,719,832
4.375%, 8/15/2012 (e)	9,929,000	9,882,850

Total US Government Backed (Cost $27,553,180)		27,003,994

	Shares	Value ($)
Securities Lending Collateral 10.0%
Daily Assets Fund Institutional, 1.15% (f) (g) (Cost $29,209,471)	29,209,471	29,209,471
Cash Equivalents 3.3%
Scudder Cash Management QP Trust, 1.20% (b) (Cost $9,512,216)	9,512,216	9,512,216

Total Investment Portfolio - 100.0% (Cost $293,502,294) (a)		290,849,834

Notes to Scudder Fixed Income Portfolio of Investments

(a)	The cost for federal income tax purposes was $293,502,294. At June 30, 2004, net unrealized depreciation for all securities based on tax cost was $2,652,460. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,139,316 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,791,776.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Bond is insured by one of these companies:

Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	1.5%
FGIC	Financial Guaranty Insurance Company	2.0%
FSA	Financial Security Assurance	0.9%

(d)	Mortgage dollar roll included.

(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2004, amounted to $28,809,885, which is 11.1% of total net assets.

(f)	Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(g)	Represents collateral held in connection with securities lending.

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

29

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $254,780,607)	$252,128,147
Investment in Daily Assets Fund Institutional (cost $29,209,471)*	29,209,471
Investment in Scudder Cash Management QP Trust (cost $9,512,216)	9,512,216

Total investments in securities, at value (cost $293,502,294)	290,849,834

Cash	10,227
Receivable for investments sold	1,014,813
Interest receivable	2,307,474
Receivable for Portfolio shares sold	269,249
Other assets	2,975

Total assets	294,454,572

Liabilities
Payable for investments purchased	955,776
Payable for investments purchased - mortgage dollar rolls	3,504,071
Deferred mortgage dollar roll income	23,235
Payable upon return of securities loaned	29,209,471
Accrued management fee	125,682
Payable for Portfolio shares redeemed	111,238
Other accrued expenses and payables	76,852

Total liabilities	34,006,325

Net assets, at value	$260,448,247

Net Assets
Net assets consist of:
Undistributed net investment income	5,065,992
Net unrealized appreciation (depreciation) on investments	(2,652,460)
Accumulated net realized gain (loss)	224,627
Paid-in capital	257,810,088

Net assets, at value	$260,448,247

Class A
Net Asset Value, offering and redemption price per share ($185,760,447 / 16,023,907 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.59
Class B
Net Asset Value, offering and redemption price per share ($74,687,800 / 6,445,693 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.59

*	Represents collateral on securities loaned.

30

Statement of Operations for the six months ended June 30, 2004 (Unaudited)

Investment Income
Dividends	$47,575
Interest	5,975,464
Interest - Scudder Cash Management QP Trust	68,523
Mortgage dollar roll income	65,867
Securities lending Income	11,582

Total Income	6,169,011

Expenses:
Management fee	752,146
Custodian fees	13,517
Distribution service fees (Class B)	71,773
Record keeping fees (Class B)	40,398
Auditing	19,592
Legal	6,182
Trustees’ fees and expenses	1,682
Reports to shareholders	27,110
Other	3,570

Total expenses, before expense reductions	935,970

Expense reductions	(1,290)

Total expenses, after expense reductions	934,680

Net investment income	5,234,331

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	350,952
Net unrealized appreciation (depreciation) during the period on investments	(4,787,293)

Net gain (loss) on investment transactions	(4,436,341)

Net increase (decrease) in net assets resulting from operations	$797,990

The accompanying notes are an integral part of the financial statements.

31

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,234,331	$9,005,497
Net realized gain (loss) on investment transactions	350,952	5,632,277
Net unrealized appreciation (depreciation) on investment transactions during the period	(4,787,293)	(3,106,535)

Net increase (decrease) in net assets resulting from operations	797,990	11,531,239

Distributions to shareholders from:
Net investment income
Class A	(6,899,791)	(7,642,555)
Class B	(1,767,722)	(352,039)
Net realized gains
Class A	(3,369,665)	—
Class B	(976,642)	—
Portfolio share transactions:
Class A
Proceeds from shares sold	10,715,650	33,556,029
Reinvestment of distributions	10,269,456	7,642,555
Cost of shares redeemed	(26,411,604)	(59,678,316)

Net increase (decrease) in net assets from Class A share transactions	(5,426,498)	(18,479,732)

Class B
Proceeds from shares sold	30,700,337	45,408,382
Reinvestment of distributions	2,744,364	352,039
Cost of shares redeemed	(1,259,368)	(2,824,214)

Net increase (decrease) in net assets from Class B share transactions	32,185,333	42,936,207

Increase (decrease) in net assets	14,543,005	27,993,120
Net assets at beginning of period	245,905,242	217,912,122

Net assets at end of period (including undistributed net investment income of $5,065,992 and $8,499,174, respectively)	$260,448,247	245,905,242

Other Information
Class A
Shares outstanding at beginning of period	16,493,825	18,049,005
Shares sold	879,617	2,793,008
Shares issued to shareholders in reinvestment of distributions	865,161	650,984
Shares redeemed	(2,214,696)	(4,999,172)
Net increase (decrease) in Portfolio shares	(469,918)	(1,555,180)

Shares outstanding at end of period	16,023,907	16,493,825

Class B
Shares outstanding at beginning of period	3,731,351	144,625
Shares sold	2,586,417	3,792,922
Shares issued to shareholders in reinvestment of distributions	230,865	29,986
Shares redeemed	(102,940)	(236,182)
Net increase (decrease) in Portfolio shares	2,714,342	3,586,726

Shares outstanding at end of period	6,445,693	3,731,351

The accompanying notes are an integral part of the financial statements.

32

Financial Highlights

Class A

Years Ended December 31,	2004[a]		2003	2002	2001[b]	2000[c]	1999[c]
Selected Per Share Data
Net asset value, beginning of period	$12.16		$11.98	$11.48	$11.45	$11.00	$11.65
Income from investment operations:
Net investment income[d]	.25		.45	.53	.62	.69	.60
Net realized and unrealized gain (loss) on investment transactions	(.18)		.14	.37	.01	.36	(.85)

Total from investment operations	.07		.59	.90	.63	1.05	(.25)

Less distributions from:
Net investment income	(.43)		(.41)	(.40)	(.60)	(.60)	(.30)
Net realized gains on investment transactions	(.21)		—	—	—	—	(.10)

Total distributions	(.64)		(.41)	(.40)	(.60)	(.60)	(.40)

Net asset value, end of period	$11.59		$12.16	$11.98	$11.48	$11.45	$11.00

Total Return (%)	.37	**	5.13	8.01	5.71	9.90	(2.06)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	186		201	216	134	78	71
Ratio of expenses before expense reductions (%)	.66	*	.66	.65	.64	.68	.65
Ratio of expenses after expense reductions (%)	.66	*	.66	.65	.64	.67	.65
Ratio of net investment income (loss) (%)	4.26	*	3.75	4.57	5.46	6.36	5.42
Portfolio turnover rate (%)	223[e]	*	229[e]	267	176	311	131

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

[c]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[d]	Based on average shares outstanding during the period.

[e]	The portfolio turnover rate including mortgage dollar roll transactions was 243% and 265% for the period ended June 30, 2004 and December 31, 2003, respectively.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$12.13		$11.96	$11.36
Income from investment operations:
Net investment income[c]	.23		.40	.27
Net realized and unrealized gain (loss) on investment transactions	(.18)		.15	.33

Total from investment operations	.05		.55	.60

Less distributions from:
Net investment income	(.38)		(.38)	—
Net realized gains on investment transactions	(.21)		—	—

Total distributions	(.59)		(.38)	—

Net asset value, end of period	$11.59		$12.13	$11.96

Total Return (%)	.21	**	4.76	5.28	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	75		45	2
Ratio of expenses (%)	1.05	*	1.05	.92	*
Ratio of net investment income (loss) (%)	3.87	*	3.36	4.69	*
Portfolio turnover rate (%)	223[d]	*	229[d]	267

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c]	Based on average shares outstanding during the period.

[d]	The portfolio turnover rate including mortgage dollar roll transactions was 243% and 265% for the period ended June 30, 2004 and December 31, 2003, respectively.

*	Annualized

**	Not annualized

33

Management Summary June 30, 2004

Scudder Global Blue Chip Portfolio

The most noteworthy development during the first half of 2004 was the emergence of a difficult investment environment in the second quarter, during which fears of a slowdown in China’s economy, weakness in commodity prices and the withdrawal of speculative capital from the emerging markets created a challenging backdrop for the portfolio. In addition, the US dollar was strong against the euro and the yen. These factors hindered portfolio performance due to its position in gold mining stocks and Asian equities, as well as its effective underweight of the dollar. Due largely to the resulting second-quarter underperformance, the 0.35% return of the portfolio Class A shares (unadjusted for contract charges) for the six-month period ended June 30, 2004, trailed the 3.52% return of the MSCI World Index.

We continue to look for companies that stand to benefit from the emergence of longer-term themes in the world economy. Many of the trends that affected performance during the first half of the year, in contrast, were short-term in nature. As a result, while we have trimmed or eliminated some positions we believe to have limited upside, we have maintained the portfolio’s thematic positioning with respect to the long-term horizon. At their current valuation levels, we see significant upside for many stocks tied to commodities and the emerging Asian consumer. Conversely, the portfolio continues to hold very limited exposure to US banks and consumer-led stocks. In summary, our basic strategy remains the same, and we continue to focus on managing risk and maintaining broad diversification within the portfolio.

Steve M. Wreford

Oliver Kratz

Co-Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please see scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information concerning the portfolio holdings of the portfolio as of month-end is available upon request on the 16th of the following month.

Risk Considerations

This portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio management market commentary is as of June 30, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

34

Investment Portfolio June 30, 2004 (Unaudited)

Scudder Global Blue Chip Portfolio

	Shares	Value ($)
Common Stocks 94.1%
Australia 0.9%
Alumina Ltd.	111,100	408,895
WMC Resources Ltd.	56,800	194,795

(Cost $520,262)		603,690

Austria 0.6%
Wienerberger AG (Cost $362,068)	11,200	390,606
Brazil 1.9%
Aracruz Celulose SA “B” (ADR)	10,400	339,664
Companhia Vale do Rio Doce (ADR)	15,600	741,780
Unibanco-Uniao de Bancos Brasileiros SA (GDR)	10,500	207,585

(Cost $1,111,072)		1,289,029

Canada 5.1%
Canadian National Railway Co.*	21,800	944,541
Encana Corp.*	26,099	1,128,066
Goldcorp, Inc.*	33,600	392,433
Meridian Gold, Inc.*	30,600	396,186
Placer Dome, Inc.*	32,600	547,776

(Cost $2,462,579)		3,409,002

China 0.8%
China Petrolium & Chemical Corp. “H” (Cost $516,628)	1,432,000	523,248
France 3.7%
Carrefour SA	11,725	569,996
Societe Generale	3,510	298,866
Total SA	8,331	1,591,364

(Cost $2,267,978)		2,460,226

Germany 6.7%
BASF AG	21,373	1,146,101
Commerzbank AG* (d)	25,699	453,616
Deutsche Boerse AG (d)	14,513	738,967
E.ON AG	20,535	1,484,407
Schering AG (d)	10,900	643,494

(Cost $3,895,984)		4,466,585

Hong Kong 5.1%
China Mobile Ltd.	145,600	440,547
Denway Motors Ltd.	760,000	275,265
Esprit Holdings Ltd.	138,000	617,481
Fountain Set (Holdings) Ltd.	1,088,000	725,357
Hutchison Whampoa Ltd.	92,000	628,097
Sun Hung Kai Properties Ltd. (REIT)	84,000	689,253

(Cost $3,278,768)		3,376,000

Israel 0.3%
Teva Pharmaceutical Industries Ltd. (ADR) (Cost $168,875)	2,600	174,954
Japan 11.4%
Canon, Inc.	14,000	739,652
Daiwa Securities Group, Inc.	60,000	432,214
FANUC Ltd.	20,200	1,208,269

35

	Shares	Value ($)
Japan Retail Fund Investment Corp. (REIT)	22	152,212
Komatsu Ltd.	162,000	983,893
Mitsubishi Estate Co., Ltd. (REIT)	75,000	933,064
Mitsui Fudosan Co., Ltd. (REIT)	105,000	1,261,910
Mizuho Financial Group, Inc.	115	523,040
Nomura Holdings, Inc.	91,000	1,350,347

(Cost $6,646,426)		7,584,601

Korea 3.2%
Kookmin Bank	19,000	590,819
LG Electronics, Inc.	12,000	569,597
Samsung Electronics Co., Ltd.	2,290	946,150

(Cost $2,268,082)		2,106,566

Mexico 1.3%
America Movil SA de CV “L” (ADR)	11,300	410,981
Grupo Televisa SA de CV (ADR)	10,000	452,700

(Cost $814,385)		863,681

Peru 0.7%
Compania de Minas Buenaventura SA (ADR) (Cost $283,732)	20,700	457,470
Russia 2.4%
Gazprom (ADR)* (d)	27,800	797,860
GMK Norilsk Nickel (ADR)*	3,500	191,800
LUKOIL (ADR)	5,200	543,400
YUKOS (ADR)*	2,500	79,500

(Cost $1,210,054)		1,612,560

Singapore 1.7%
DBS Group Holdings Ltd.	58,000	486,090
Singapore TeleCommunications Ltd.	511,600	669,945

(Cost $1,025,209)		1,156,035

South Africa 2.1%
Gold Fields Ltd.	52,700	561,126
Impala Platinum Holdings Ltd. (ADR)	20,000	379,090
Sappi Ltd.	31,400	484,786

(Cost $1,276,112)		1,425,002

Sweden 1.2%
Skandinaviska Enskilda Banken (Cost $865,746)	57,300	830,622
Switzerland 0.9%
Novartis AG (Registered) (Cost $540,291)	13,700	605,419
Taiwan 1.2%
Hon Hai Precision Industry Co., Ltd.	49,000	182,292
Quanta Computer, Inc.	194,000	412,827
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	27,043	224,725

(Cost $871,097)		819,844

Thailand 0.2%
Bangkok Bank PCL (Foreign Registered)* (Cost $111,016)	43,000	103,621

36

	Shares	Value ($)
United Kingdom 9.8%
Anglo American PLC	54,095	1,109,084
British Sky Broadcasting Group PLC	86,909	982,547
GlaxoSmithKline PLC	53,089	1,076,879
Lonmin PLC	14,766	266,240
National Grid Transco PLC	131,036	1,013,418
Rio Tinto PLC	33,632	810,578
RT Group PLC*	54,206	10,838
Vodafone Group PLC	568,604	1,247,945

(Cost $6,589,281)		6,517,529

United States 32.9%
Affiliated Computer Services, Inc. “A”*	10,500	555,870
AFLAC, Inc.	25,700	1,048,817
Amgen, Inc.*	10,876	593,503
Anadarko Petroleum Corp.	14,300	837,980
AutoZone, Inc.*	12,000	961,200
Avocent Corp.*	15,100	554,774
Caremark Rx, Inc.*	25,200	830,088
Caterpillar, Inc.	15,600	1,239,264
ConocoPhillips	11,200	854,448
Dean Foods Co.*	16,300	608,153
Devon Energy Corp.	7,100	468,600
Equity Residential (REIT)	27,100	805,683
Genentech, Inc.*	7,600	427,120

37

	Shares	Value ($)
Hewlett-Packard Co.	62,900	1,327,190
Intel Corp.	26,600	734,160
Lehman Brothers Holdings, Inc.	11,900	895,475
Medicines Co.*	13,500	411,885
Microsoft Corp.	36,400	1,039,584
Monsanto Co.	24,900	958,650
Motorola, Inc.	40,400	737,300
Newmont Mining Corp.	24,100	934,116
Pfizer, Inc.	20,600	706,168
St. Jude Medical, Inc.*	8,500	643,025
Unocal Corp.	24,300	923,400
VERITAS Software Corp.*	30,600	847,620
Viacom, Inc. “B”	37,900	1,353,788
Wyeth	18,000	650,880

(Cost $19,615,536)		21,948,741

Total Common Stocks (Cost $56,701,181)		62,725,031

Securities Lending Collateral 2.9%
Daily Assets Fund Institutional, 1.15% (c) (e) (Cost $1,939,359)	1,939,359	1,939,359
Cash Equivalents 3.0%
Scudder Cash Management QP Trust, 1.20% (b) (Cost $2,028,138)	2,028,138	2,028,138

Total Investment Portfolio - 100.0% (Cost $60,668,678) (a)		66,692,528

38

At June 30, 2004, the Scudder Global Blue Chip Portfolio had the following industry diversification:

Industry	Value	Percent
Financials	$11,802,200	17.7%
Materials	10,320,570	15.5%
Information Technology	8,302,144	12.4%
Energy	7,747,866	11.6%
Health Care	6,763,415	10.1%
Consumer Discretionary	5,937,935	9.0%
Industrials	5,405,509	8.1%
Telecommunication Services	2,769,418	4.2%
Utilities	2,497,825	3.7%
Consumer Staples	1,178,149	1.8%

Total Common Stocks	62,725,031	94.1%

Securities Lending Collateral	1,939,359	2.9%
Cash Equivalents	2,028,138	3.0%

Total Investment Portfolio	$66,692,528	100.0%

Notes to Scudder Global Blue Chip Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $60,670,929. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $6,021,599. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,806,369 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,784,770.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2004 amounted to $1,851,237, which is 2.9% of total net assets.

(e)	Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

39

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $56,701,181)	$62,725,031
Investment in Daily Assets Fund Institutional (cost $1,939,359)*	1,939,359
Investment in Scudder Cash Management QP Trust (cost $2,028,138)	2,028,138

Total investments in securities, at value (cost $60,668,678)	66,692,528

Foreign currency, at value (cost $46,872)	46,919
Dividends receivable	111,591
Interest receivable	3,089
Receivable for Portfolio shares sold	182,046
Foreign taxes recoverable	24,323

Total assets	67,060,496

Liabilities
Due to custodian bank	21,146
Payable upon return of securities loaned	1,939,359
Accrued management fee	53,446
Other accrued expenses and payables	100,506

Total liabilities	2,114,457

Net assets, at value	$64,946,039

Net Assets
Net assets consist of:
Undistributed net investment income	80,956
Net unrealized appreciation (depreciation) on:
Investments	6,023,850
Foreign currency related transactions	4,310
Accumulated net realized gain (loss)	(7,013,986)
Paid-in capital	65,850,909

Net assets, at value	$64,946,039

Class A
Net Asset Value, offering and redemption price per share ($55,172,440 / 5,358,361 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.30
Class B
Net Asset Value, offering and redemption price per share ($9,773,599 / 947,169 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.32

*	Represents collateral on securities loaned.

40

Statement of Operations for the six months ended June 30, 2004 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $43,626)	$561,965
Interest - Scudder Cash Management QP Trust	13,883
Securities lending income	16,793

Total Income	592,641

Expenses:
Management fee	316,049
Custodian and accounting fees	49,288
Distribution service fees (Class B)	9,763
Record keeping fees (Class B)	5,375
Auditing	37,903
Legal	6,720
Trustees’ fees and expenses	1,929
Reports to shareholders	3,391
Other	8,720

Total expenses, before expense reductions	439,138

Expense reductions	(325)

Total expenses, after expense reductions	438,813

Net investment income (loss)	153,828

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	3,087,397
Foreign currency related transactions	(18,383)

3,069,014

Net unrealized appreciation (depreciation) during the period on:
Investments	(3,151,434)
Foreign currency related transactions	(2,239)

(3,153,673)

Net gain (loss) on investment transactions	(84,659)

Net increase (decrease) in net assets resulting from operations	$69,169

The accompanying notes are an integral part of the financial statements.

41

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$153,828	$469,875
Net realized gain (loss) on investment transactions	3,069,014	(902,561)
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,153,673)	13,515,142

Net increase (decrease) in net assets resulting from operations	69,169	13,082,456

Distributions to shareholders from:
Net investment income
Class A	(686,309)	(164,671)
Class B	(57,902)	(1,208)
Portfolio share transactions:
Class A
Proceeds from shares sold	5,019,333	14,111,779
Reinvestment of distributions	686,309	164,671
Cost of shares redeemed	(4,609,033)	(14,079,045)

Net increase (decrease) in net assets from Class A share transactions	1,096,609	197,405

Class B
Proceeds from shares sold	3,700,224	5,128,199
Reinvestment of distributions	57,902	1,208
Cost of shares redeemed	(30,233)	(196,055)

Net increase (decrease) in net assets from Class B share transactions	3,727,893	4,933,352

Increase (decrease) in net assets	4,149,460	18,047,334
Net assets at beginning of period	60,796,579	42,749,245

Net assets at end of period (including undistributed net investment income of $80,956 and $671,339, respectively)	$64,946,039	$60,796,579

Other Information
Class A
Shares outstanding at beginning of period	5,262,148	5,267,978
Shares sold	479,079	1,644,533
Shares issued to shareholders in reinvestment of distributions	64,503	21,782
Shares redeemed	(447,369)	(1,672,145)
Net increase (decrease) in Portfolio shares	96,213	(5,830)

Shares outstanding at end of period	5,358,361	5,262,148

Class B
Shares outstanding at beginning of period	588,861	24,654
Shares sold	355,781	585,383
Shares issued to shareholders in reinvestment of distributions	5,427	160
Shares redeemed	(2,900)	(21,336)
Net increase (decrease) in Portfolio shares	358,308	564,207

Shares outstanding at end of period	947,169	588,861

The accompanying notes are an integral part of the financial statements.

42

Financial Highlights

Class A

Years Ended December 31,	2004[a]		2003	2002	2001	2000[b]	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$10.39		$8.08	$9.64	$11.81	$12.37	$9.79
Income (loss) from investment operations:
Net investment income (loss)[c]	.03		.09	.07	.08	.03	.04
Net realized and unrealized gain (loss) on investment transactions	.01		2.25	(1.57)	(1.90)	(.44)	2.57

Total from investment operations	.04		2.34	(1.50)	(1.82)	(.41)	2.61

Less distributions from:
Net investment income	(.13)		(.03)	(.06)	—	—	(.03)
Net realized gains on investment transactions	—		—	—	(.35)	(.15)	—

Total distributions	(.13)		(.03)	(.06)	(.35)	(.15)	(.03)

Net asset value, end of period	$10.30		$10.39	$8.08	$9.64	$11.81	$12.37

Total Return (%)	.35	**	29.13[d]	(15.77)	(15.48)	(3.36)[d]	26.70[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55		55	43	44	33	17
Ratio of expenses before expense reductions (%)	1.34	*	1.48	1.32	1.24	1.78	3.47
Ratio of expenses after expense reductions (%)	1.34	*	1.17	1.32	1.24	1.50	1.56
Ratio of net investment income (loss) (%)	.54	*	1.02	.79	.76	.28	.39
Portfolio turnover rate (%)	89	*	65	41	52	54	65

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[c]	Based on average shares outstanding during the period.

[d]	Total returns would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$10.38		$8.06	$8.98
Income (loss) from investment operations:
Net investment income (loss)[c]	.01		.04	.02
Net realized and unrealized gain (loss) on investment transactions	.01		2.29	(.94)

Total from investment operations	.02		2.33	(.92)

Less distributions from:
Net investment income	(.08)		(.01)	—

Net asset value, end of period	$10.32		$10.38	$8.06

Total Return (%)	.16	**	28.96[d]	(10.24	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10		6	.2
Ratio of expenses before expense reductions (%)	1.73	*	1.87	1.60	*
Ratio of expenses after expense reductions (%)	1.73	*	1.64	1.60	*
Ratio of net investment income (loss) (%)	.15	*	.55	.49	*
Portfolio turnover rate (%)	89	*	65	41

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c]	Based on average shares outstanding during the period.

[d]	Total returns would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

43

Management Summary June 30, 2004

Scudder Government & Agency Securities Portfolio

At the start of 2004, investors became more optimistic about the prospects for economic growth given that the large tax cuts pushed through by the Bush administration were still filtering their way through the economy. Looked at quarter-over-quarter, job growth has been rising steadily. For the three months ended June 30, 2004, 671,000 new jobs were created. Through the period, the Federal Reserve began to change from an accommodative to a restrictive monetary policy stance and to focus on curbing inflation, rather than deflation. The yield curve at the start of the year was steep, with many investors taking advantage of the “carry trade” by borrowing short-term and investing longer-term.

In light of this scenario, mortgage market risk, as evidenced by slowing prepayments and more-defined durations, was greatly reduced, and demand for mortgages grew. The market in general perceived greater demand for mortgages than we did, as we held a higher-than-typical 5% of portfolio assets in Treasuries and cash during the early portion of the period. Though it experienced a difficult first quarter, the portfolio posted a positive return of 0.36% (Class A shares, unadjusted for contract charges) for its most recent semiannual period ended June 30, 2004. The portfolio’s benchmark, the Lehman Brothers GNMA Index, returned 0.66% during the same period.

During the period, the portfolio underweighted 4.5%-coupon GNMA mortgages. This strategy was pursued because of the prospect of extensive Fed tightening over the next 12 months, the longer duration of 4.5% mortgages and the thought that investors would be moving into higher-coupon issues. This strategy detracted from performance during the first quarter but helped performance during the second quarter as the Fed became more aggressive in warning investors that interest rates were moving higher. For defensive purposes, the portfolio will look to supplement its holdings in 15-year mortgages over the coming months. The portfolio will also maintain its overweight in 7%-coupon and 7.5%-coupon GNMAs, as their short duration and reasonable yield have looked attractive to mortgage investors and provided good returns relative to lower coupons.

The US economy seems to be on track for solid growth, despite some doubts arising from slightly weaker economic reports at the end of June. Therefore, we expect the investment environment for bonds over the next six to 12 months to be challenging, as the Federal Reserve continues to try to stem inflation by increasing the fed funds rate in small increments.

Sean P. McCaffrey

William Chepolis

Co-Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please see scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information concerning the portfolio holdings of the portfolio as of month-end is available upon request on the 16th of the following month.

Risk Considerations

The government guarantee relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

44

Investment Portfolio June 30, 2004 (Unaudited)

Scudder Government & Agency Securities Portfolio

	Principal Amount ($)	Value ($)
Government National Mortgage Association 62.8%
Government National Mortgage Association:
4.5%, 8/15/2018	3,288,873	3,232,060
5.0% with various maturities from 4/15/2018 until 11/15/2033 (c)	41,100,958	40,100,516
5.5% with various maturities from 12/1/2032 until 5/20/2034 (c)	78,373,483	78,358,451
6.0% with various maturities from 5/15/2016 until 5/20/2034 (c)	60,435,979	61,960,533
6.5% with various maturities from 5/15/2013 until 1/15/2034	34,241,444	35,849,665
7.0% with various maturities from 4/15/2007 until 10/15/2032	13,877,672	14,749,140
7.5% with various maturities from 12/15/2013 until 8/15/2032	8,727,806	9,411,628
8.0% with various maturities from 12/15/2026 until 11/15/2031	3,742,950	4,105,259
8.5% with various maturities from 5/15/2016 until 3/15/2031	299,274	329,920
9.0%, 8/15/2027	41,171	46,442
9.5% with various maturities from 6/15/2013 until 12/15/2022	76,322	86,128
10.0% with various maturities from 2/15/2016 until 3/15/2016	37,326	41,613

Total Government National Mortgage Association (Cost $249,154,969)		248,271,355

US Government Agency Sponsored Pass-Throughs 9.2%
Federal Home Loan Mortgage Corp.:
4.5%, 5/1/2019	84,544	82,712
5.0% with various maturities from 9/1/2033 until 6/1/2034	6,710,887	6,488,988
5.5% with various maturities from 2/1/2017 until 4/1/2034 (c)	1,349,720	1,348,981
6.0% with various maturities from 3/1/2017 until 11/1/2033	1,552,737	1,609,006
6.5% with various maturities from 9/1/2032 until 9/1/2032	1,797,990	1,875,347
7.0% with various maturities from 6/1/2024 until 9/1/2032	2,666,757	2,817,543
7.5% with various maturities from 1/1/2027 until 5/1/2032	596,316	642,383
8.0%, 11/1/2030	13,685	14,861
8.5%, 7/1/2030	9,453	10,272
Federal National Mortgage Association:
5.0%, 10/1/2033	980,473	950,230
5.5%, 1/1/2034	3,647,452	3,634,729
6.0% with various maturities from 7/1/2016 until 9/1/2033	4,186,731	4,320,643

45

	Principal Amount ($)	Value ($)
6.5% with various maturities from 9/1/2016 until 1/1/2033	8,689,867	9,061,737
7.0% with various maturities from 9/1/2013 until 7/1/2034	2,155,424	2,276,701
7.5% with various maturities from 6/1/2015 until 3/1/2032	4,924,562	5,278,928
8.0%, 12/1/2024	35,239	38,627

Total US Government Agency Sponsored Pass-Throughs (Cost $40,339,391)		40,451,688

US Government Sponsored Agencies 13.0%
Federal Farm Credit Banks Cons, 2.25%, 9/1/2006	15,000,000	14,727,690
Federal Home Loan Mortgage Corp.:
4.5%, 12/1/2018	4,100,000	4,002,625
5.0% with various maturities from 10/1/2017 until 12/1/2033	4,957,513	4,896,595
5.5% with various maturities from 8/1/2016 until 2/1/2033	7,750,000	7,871,168
6.0% with various maturities from 6/1/2017 until 6/1/2031	215,199	201,334
7.0%, 7/1/2032	4,404,859	4,649,200
7.5%, 11/1/2033	1,396,733	1,502,605
Federal Housing Authority, 8.5%, 3/15/2026	6,962	7,679
Federal National Mortgage Association:
5.5%, 1/1/2033	2,850,000	2,835,750
6.0%, 1/1/2029	68,173	69,941
Tennessee Valley Authority, 5.625%, 1/18/2011	6,000,000	6,316,236

Total US Government Sponsored Agencies (Cost $47,300,524)		47,080,823

US Government Backed 1.1%
US Treasury Bills, 1.0%, 7/22/2004 (d)	160,000	159,911
US Treasury Note, 4.75%, 5/15/2014	4,000,000	4,041,720

Total US Government Backed (Cost $4,156,854)		4,201,631

	Shares	Value ($)
Cash Equivalents 13.9%
Scudder Cash Management QP Trust, 1.20% (b) (Cost $55,121,196)	55,121,196	55,121,196

Total Investment Portfolio - 100.0% (Cost $396,072,934) (a)		395,126,693

Notes to Scudder Government & Agency Securities Portfolio of Investments

(a)	The cost for federal income tax purposes was $396,072,934. At June 30, 2004, net unrealized depreciation for all securities based on tax cost was $946,241. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,946,925 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $93,166.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Mortgage dollar roll included.

(d)	At June 30, 2004, these securities have been segregated, in part or in whole, to cover initial margin requirements for open futures contracts. At June 30, 2004, open futures contracts sold short were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
2 year US Treasury Note	9/21/2004	40	8,407,072	8,421,875	(14,803)
5 year US Treasury Note	9/21/2004	40	4,324,184	4,347,500	(23,316)
10 year US Treasury Note	9/21/2004	50	5,384,273	5,466,406	(82,134)

Total net unrealized depreciation					(120,253)

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

46

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $340,951,738)	$340,005,497
Investment in Scudder Cash Management QP Trust (cost $55,121,196)	55,121,196
Total investments in securities, at value (cost $396,072,934)	395,126,693
Cash	31,982,331
Receivable for investments sold	22,515,336
Interest receivable	1,721,131
Receivable for Portfolio shares sold	153,898
Other assets	15,294

Total assets	451,514,683

Liabilities
Payable for investments purchased	73,702,738
Payable for investments purchased - mortgage dollar rolls	32,690,695
Deferred mortgage dollar roll income	181,324
Payable for Portfolio shares redeemed	206,021
Payable for daily variation margin on open futures contracts	75,939
Accrued management fee	157,417
Other accrued expenses and payables	95,269
Total liabilities	107,109,403

Net assets, at value	$344,405,280

Net Assets
Net assets consist of:
Undistributed net investment income	4,985,305
Net unrealized appreciation (depreciation) on: Investments	(946,241)
Futures	(120,253)
Accumulated net realized gain (loss)	(238,798)
Paid-in capital	340,725,267

Net assets, at value	$344,405,280

Class A
Net Asset Value, offering and redemption price per share ($296,390,998 / 24,421,595 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.14
Class B
Net Asset Value, offering and redemption price per share ($48,014,282 / 3,960,167 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.12

47

Statement of Operations for the six months ended June 30, 2004 (Unaudited)

Investment Income
Income:
Interest	$6,064,958
Interest - Scudder Cash Management QP Trust	305,901
Mortgage dollar roll income	19,990
Securities lending income	10,160

Total Income	6,401,009

Expenses:
Management fee	974,913
Custodian fees	22,264
Distribution service fees (Class B)	51,878
Record keeping fees (Class B)	29,422
Auditing	31,370
Legal	9,520
Trustees’ fees and expenses	1,280
Reports to shareholders	43,660
Other	10,408

Total expenses, before expense reductions	1,174,715

Expense reductions	(1,762)

Total expenses, after expense reductions	1,172,953

Net investment income	5,228,056

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	123,568
Futures	193,828

317,396

Net unrealized appreciation (depreciation) during the period on:
Investments	(4,057,223)
Futures	(139,256)

(4,196,479)

Net gain (loss) on investment transactions	(3,879,083)

Net increase (decrease) in net assets resulting from operations	$1,348,973

The accompanying notes are an integral part of the financial statements.

48

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,228,056	$12,142,038
Net realized gain (loss) on investment transactions	317,396	469,040
Net unrealized appreciation (depreciation) on investment transactions during the period	(4,196,479)	(3,359,459)

Net increase (decrease) in net assets resulting from operations	1,348,973	9,251,619

Distributions to shareholders from:
Net investment income
Class A	(8,701,916)	(14,733,066)
Class B	(986,391)	(755,455)
Net realized gains Class A	(2,734,887)	(9,005,857)
Class B	(359,520)	(509,269)
Portfolio share transactions:
Class A
Proceeds from shares sold	9,762,158	45,404,708
Reinvestment of distributions	11,436,803	23,738,923
Cost of shares redeemed	(61,318,930)	(259,047,177)

Net increase (decrease) in net assets from Class A share transactions	(40,119,969)	(189,903,546)

Class B
Proceeds from shares sold	19,411,764	71,406,944
Reinvestment of distributions	1,345,911	1,264,724
Cost of shares redeemed	(9,590,867)	(36,011,827)

Net increase (decrease) in net assets from Class B share transactions	11,166,808	36,659,841

Increase (decrease) in net assets	(40,386,902)	(168,995,733)
Net assets at beginning of period	384,792,182	553,787,915

Net assets at end of period (including undistributed net investment income of $4,985,305 and $9,445,556, respectively)	$344,405,280	$384,792,182

Other Information
Class A
Shares outstanding at beginning of period	27,631,433	42,918,597
Shares sold	797,514	3,576,998
Shares issued to shareholders in reinvestment of distributions	932,855	1,917,523
Shares redeemed	(4,940,207)	(20,781,685)
Net increase (decrease) in Portfolio shares	(3,209,838)	(15,287,164)

Shares outstanding at end of period	24,421,595	27,631,433

Class B
Shares outstanding at beginning of period	3,055,787	216,015
Shares sold	1,571,824	5,681,579
Shares issued to shareholders in reinvestment of distributions	109,781	102,159
Shares redeemed	(777,225)	(2,943,966)
Net increase (decrease) in Portfolio shares	904,380	2,839,772

Shares outstanding at end of period	3,960,167	3,055,787

The accompanying notes are an integral part of the financial statements.

49

Financial Highlights

Class A

Years Ended December 31,	2004[a]		2003	2002	2001[b]	2000[c]	1999[c]
Selected Per Share Data
Net asset value, beginning of period	$12.54		$12.84	$12.32	$11.96	$11.56	$12.08
Income from investment operations:
Net investment income[d]	.18		.31	.62	.61	.75	.72
Net realized and unrealized gain (loss) on investment transactions	(.12)		(.04)	.35	.25	.45	(.64)

Total from investment operations	.06		.27	.97	.86	1.20	.08

Less distributions from:
Net investment income	(.35)		(.35)	(.45)	(.50)	(.80)	(.60)
Net realized gain on investment transactions	(.11)		(.22)	—	—	—	—

Total distributions	(.46)		(.57)	(.45)	(.50)	(.80)	(.60)

Net asset value, end of period	$12.14		$12.54	$12.84	$12.32	$11.96	$11.56

Total Return (%)	.36	**	2.26	8.05	7.48	10.93	.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	296		347	551	305	152	146
Ratio of expenses (%)	.62	*	.61	.59	.60	.61	.63
Ratio of net investment income (loss) (%)	2.97	*	2.50	4.96	5.06	6.60	6.13
Portfolio turnover rate (%)	344[e]	*	511[e]	534[e]	334	173	150

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, gain/losses on paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

[c]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[d]	Based on average shares outstanding during the period.

[e]	The portfolio turnover rate including mortgage dollar roll transactions was 374%, 536% and 651% for the periods ended June 30, 2004, December 31, 2003 and December 31, 2002, respectively.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$12.51		$12.82	$12.36
Income from investment operations:
Net investment income[c]	.16		.27	.31
Net realized and unrealized gain (loss) on investment transactions	(.14)		(.04)	.15

Total from investment operations	.02		.23	.46

Less distributions from:
Net investment income	(.30)		(.32)	—
Net realized gains on investment transactions	(.11)		(.22)	—

Total distributions	(.41)		(.54)	—

Net asset value, end of period	$12.12		$12.51	$12.82

Total Return (%)	.22	**	1.83	3.72	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48		38	3
Ratio of expenses (%)	1.01	*	.98	.84	*
Ratio of net investment income (loss) (%)	2.58	*	2.13	4.95	*
Portfolio turnover rate (%)	344[d]	*	511[d]	534[d]

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c]	Based on average shares outstanding during the period.

[d]	The portfolio turnover rate including mortgage dollar roll transactions was 374%, 536% and 651% for the periods ended June 30, 2004, December 31, 2003 and December 31, 2002, respectively.

*	Annualized

**	Not annualized

50

Management Summary June 30, 2004

Scudder Growth Portfolio

Mixed signals muted equity returns for the six-month period ending June 30, 2004, setting the stage for slowed portfolio returns. Whereas continued economic growth and strong corporate earnings lifted the markets, geopolitical risks, high oil prices and concerns over inflation took their toll on overall performance.

Even in this climate of uncertainty, the portfolio delivered a positive total return of 2.00% (Class A shares, unadjusted for contract charges, and for the six-month period ended June 30, 2004), though it trailed its benchmark, the Russell 1000 Growth Index, which returned 2.74%. Overall, both stock selection and sector allocation contributed to the relative performance shortfall.

Positioning in the health care sector proved particularly additive to returns. We continue to focus on the medical equipment and biotechnology industries within the health care sector, as opportunities for additional growth appear plentiful. Biogen Idec and Zimmer Holdings were among the stocks that exemplified the strength of the portfolio’s health care holdings over the last six months. Further contributing to performance was the portfolio’s overweight position in the energy sector. While the spike in oil prices provided the catalyst for the near-term outperformance of the sector, the portfolio has been overweight in energy since early last year based on the long-term growth opportunities we feel exist in the space. Devon Energy, up significantly over the past six months, characterizes the strength of the energy sector.

Detracting from returns over this period was the portfolio’s positioning in the technology sector. Specific weakness was seen in the highly cyclical semiconductor and semiconductor equipment industry, as concerns mounted over slowing order growth.

While the portfolio maintains a healthy exposure to the sector, we have altered the composition of our technology holdings to emphasize companies with more recurring revenue. In addition, we continue to believe that record levels of corporate cash flow coupled with the year-end elimination of the accelerated method of depreciation, which allows companies to depreciate capital goods at an increased rate, has the potential to ignite a meaningful increase in technology capital spending. Weakness in the financial sector also detracted from performance over this period. Investors became concerned that equity underwriting/advisory fees will not replace declining fixed-income trading revenues spurred by higher interest rates. Morgan Stanley and Lehman Brothers Holdings were examples of this weakness.

It has become clear that the rate of economic and earnings growth is likely to slow as the cycle matures. As a result, investor attention has begun to focus on the types of stocks that Scudder Growth Portfolio comprises: large-cap, high-quality companies seeking to produce consistent revenue and earnings growth. Given this market backdrop, we are enthused about the prospects for the strategy.

Julie M. Van Cleave, Jack A. Zehner and Thomas J. Schmid

Co-Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please see scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information concerning the portfolio holdings of the portfolio as of month-end is available upon request on the 16th of the following month.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Portfolio management market commentary is as of June 30, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

51

Investment Portfolio June 30, 2004 (Unaudited)

Scudder Growth Portfolio

	Shares	Value ($)
Common Stocks 96.4%
Consumer Discretionary 13.7%
Automobiles 1.7%
Harley-Davidson, Inc.	84,200	5,215,348
Hotels Restaurants & Leisure 2.1%
Brinker International, Inc.*	47,700	1,627,524
International Game Technology	130,300	5,029,580

		6,657,104

Internet & Catalog Retail 0.9%
eBay, Inc.*	31,300	2,878,035
Media 3.9%
Comcast Corp. “A”*	75,100	2,073,511
McGraw-Hill, Inc.	19,100	1,462,487
New York Times Co. “A”	34,200	1,529,082
Omnicom Group, Inc.	58,340	4,427,422
Viacom, Inc. “B”	77,430	2,765,800

		12,258,302

Multiline Retail 2.1%
Kohl’s Corp.*	43,900	1,856,092
Target Corp.	114,800	4,875,556

		6,731,648

Specialty Retail 3.0%
Bed Bath & Beyond, Inc.*	57,400	2,207,030
Home Depot, Inc.	42,500	1,496,000
Lowe’s Companies, Inc.	44,900	2,359,495
Staples, Inc.	118,700	3,479,097

		9,541,622

Consumer Staples 11.8%
Beverages 2.6%
Anheuser-Busch Companies, Inc.	24,000	1,296,000
PepsiCo, Inc.	129,450	6,974,766

		8,270,766

Food & Drug Retailing 4.0%
Wal-Mart Stores, Inc.	155,490	8,203,653
Walgreen Co.	121,600	4,403,136

		12,606,789

Food Products 1.6%
Dean Foods Co.*	40,800	1,522,248
General Mills, Inc.	42,400	2,015,272
Hershey Foods Corp.	35,400	1,637,958

		5,175,478

Household Products 3.6%
Colgate-Palmolive Co.	72,840	4,257,498
Procter & Gamble Co.	127,600	6,946,544

		11,204,042

Energy 4.7%
Energy Equipment & Services 2.8%
Baker Hughes, Inc.	85,200	3,207,780
Nabors Industries Ltd.*	65,300	2,952,866
Schlumberger Ltd.	40,100	2,546,751

		8,707,397

52

	Shares	Value ($)
Oil & Gas 1.9%
Devon Energy Corp.	43,000	2,838,000
EOG Resources, Inc.	55,800	3,331,818

		6,169,818

Financials 7.9%
Capital Markets 2.2%
Goldman Sachs Group, Inc.	7,800	734,448
Lehman Brothers Holdings, Inc.	35,400	2,663,850
Morgan Stanley	68,300	3,604,191

		7,002,489

Consumer Finance 1.5%
American Express Co.	89,300	4,588,234
Diversified Financial Services 2.1%
Citigroup, Inc.	92,600	4,305,900
Fannie Mae	34,200	2,440,512

		6,746,412

Insurance 2.1%
AFLAC, Inc.	64,000	2,611,840
American International Group, Inc.	57,810	4,120,697

		6,732,537

Health Care 22.6%
Biotechnology 4.9%
Amgen, Inc.*	76,000	4,147,320
Biogen Idec, Inc.*	43,900	2,776,675
Genentech, Inc.*	87,300	4,906,260
Gilead Sciences, Inc.*	56,400	3,778,800

		15,609,055

Health Care Equipment & Supplies 6.0%
Baxter International, Inc.	71,000	2,450,210
Boston Scientific Corp.*	67,900	2,906,120
C.R. Bard, Inc.	40,400	2,288,660
Medtronic, Inc.	109,900	5,354,328
Zimmer Holdings, Inc.*	66,300	5,847,660

		18,846,978

Health Care Providers & Services 1.3%
UnitedHealth Group, Inc.	67,600	4,208,100
Pharmaceuticals 10.4%
Abbott Laboratories	35,900	1,463,284
Eli Lilly & Co.	32,500	2,272,075
Johnson & Johnson	171,086	9,529,490
Merck & Co., Inc.	52,300	2,484,250
Pfizer, Inc.	360,202	12,347,725
Teva Pharmaceutical Industries Ltd. (ADR)	71,000	4,777,590

		32,874,414

Industrials 7.7%
Aerospace & Defense 1.8%
United Technologies Corp.	62,600	5,726,648
Air Freight & Logistics 1.3%
FedEx Corp.	52,200	4,264,218

53

	Shares	Value ($)
Industrial Conglomerates 4.6%
3M Co.	37,600	3,384,376
General Electric Co.	340,140	11,020,536

		14,404,912

Information Technology 27.1%
Communications Equipment 4.0%
Cisco Systems, Inc.*	461,720	10,942,764
QUALCOMM, Inc.	23,900	1,744,222

		12,686,986

Computers & Peripherals 3.3%
Dell, Inc.*	61,300	2,195,766
EMC Corp.*	333,400	3,800,760
International Business Machines Corp.	50,800	4,478,020

		10,474,546

IT Consulting & Services 2.6%
Accenture Ltd. “A”*	43,800	1,203,624
Fiserv, Inc.*	87,300	3,395,097
Paychex, Inc.	107,900	3,655,652

		8,254,373

Semiconductors & Semiconductor Equipment 8.5%
Analog Devices, Inc.	118,500	5,578,980
Applied Materials, Inc.*	150,760	2,957,911
Intel Corp.	336,840	9,296,784
Linear Technology Corp.	92,630	3,656,106

54

	Shares	Value ($)
Texas Instruments, Inc.	113,900	2,754,102
Xilinx, Inc.	72,100	2,401,651

		26,645,534

Software 8.7%
Adobe Systems, Inc.	15,200	706,800
Electronic Arts, Inc.*	86,100	4,696,755
Intuit, Inc.*	40,600	1,566,348
Microsoft Corp.	464,580	13,268,404
Oracle Corp.*	186,800	2,228,524
Symantec Corp.*	52,800	2,311,584
VERITAS Software Corp.*	98,000	2,714,600

		27,493,015

Materials 0.9%
Chemicals
Ecolab, Inc.	87,700	2,780,090

Total Common Stocks (Cost $243,158,900)		304,754,890

Other 0.4%
iShares Nasdaq Biotechnology Index Fund* (Cost $1,489,994)	18,700	1,404,370
Cash Equivalents 3.2%
Scudder Cash Management QP Trust, 1.20% (b) (Cost $10,040,411)	10,040,411	10,040,411

Total Investment Portfolio - 100.0% (Cost $254,689,305) (a)		316,199,671

Notes to Scudder Growth Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $256,080,491. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $60,119,180. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $65,367,753 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,248,573.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

55

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $244,648,894)	$306,159,260
Investment in Scudder Cash Management QP Trust (cost $10,040,411)	10,040,411

Total investments in securities, at value (cost $254,689,305)	316,199,671

Cash	10,000
Dividends receivable	153,980
Interest receivable	7,861
Receivable for Portfolio shares sold	32,355
Other assets	8,397

Total assets	316,412,264

Liabilities
Payable for Portfolio shares redeemed	234,749
Accrued management fee	154,760
Other accrued expenses and payables	65,995

Total liabilities	455,504

Net assets, at value	$315,956,760

Net Assets
Net assets consist of:
Undistributed net investment income	214,058
Net unrealized appreciation (depreciation) on investments	61,510,366
Accumulated net realized gain (loss)	(160,832,370)
Paid-in capital	415,064,706

Net assets, at value	$315,956,760

Class A
Net Asset Value, offering and redemption price per share ($303,136,292 / 6,101,757 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$18.83
Class B
Net Asset Value, offering and redemption price per share ($12,820,468 / 683,392 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$18.76

56

Statement of Operations for the six months ended June 30, 2004 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $3,764)	$1,349,875
Interest - Scudder Cash Management QP Trust	25,548

Total Income	1,375,423

Expenses:
Management fee	944,587
Custodian fees	10,928
Distribution service fees (Class B)	11,871
Record keeping fees (Class B)	6,365
Auditing	16,380
Legal	5,460
Trustees’ fees and expenses	2,730
Reports to shareholders	42,115
Other	9,011

Total expenses, before expense reductions	1,049,447

Expense reductions	(993)

Total expenses, after expense reductions	1,048,454

Net investment income (loss)	326,969

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(575,784)
Net unrealized appreciation (depreciation) during the period on investments	6,575,418

Net gain (loss) on investment transactions	5,999,634

Net increase (decrease) in net assets resulting from operations	$6,326,603

The accompanying notes are an integral part of the financial statements.

57

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$326,969	$830,426
Net realized gain (loss) on investment transactions	(575,784)	(12,111,531)
Net unrealized appreciation (depreciation) on investment transactions during the period	6,575,418	78,050,590

Net increase (decrease) in net assets resulting from operations	6,326,603	66,769,485

Distributions to shareholders from:
Net investment income
Class A	(815,090)	(328,128)
Portfolio share transactions:
Class A
Proceeds from shares sold	9,043,312	46,556,451
Reinvestment of distributions	815,090	328,128
Cost of shares redeemed	(25,379,540)	(45,206,144)

Net increase (decrease) in net assets from Class A share transactions	(15,521,138)	1,678,435

Class B
Proceeds from shares sold	5,862,413	6,505,025
Cost of shares redeemed	(107,388)	(422,693)

Net increase (decrease) in net assets from Class B share transactions	5,755,025	6,082,332

Increase (decrease) in net assets	(4,254,600)	74,202,124
Net assets at beginning of period	320,211,360	246,009,236

Net assets at end of period (including undistributed net investment income of $214,058 and $702,179, respectively)	$315,956,760	$320,211,360

Other Information
Class A
Shares outstanding at beginning of period	16,929,119	16,549,770
Shares sold	485,049	3,153,740
Shares issued to shareholders in reinvestment of distributions	43,869	22,156
Shares redeemed	(1,356,280)	(2,796,547)
Net increase (decrease) in Portfolio shares	(827,362)	379,349

Shares outstanding at end of period	16,101,757	16,929,119

Class B
Shares outstanding at beginning of period	374,544	8,811
Shares sold	314,545	390,729
Shares redeemed	(5,697)	(24,996)
Net increase (decrease) in Portfolio shares	308,848	365,733

Shares outstanding at end of period	683,392	374,544

The accompanying notes are an integral part of the financial statements.

58

Financial Highlights

Class A

Years Ended December 31,	2004[a]		2003	2002	2001	2000[b]	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$18.51		$14.86	$21.05	$30.12	$40.54	$29.57
Income (loss) from investment operations:
Net investment income (loss)[c]	.02		.05	.01	.03	(.01)	(.01)
Net realized and unrealized gain (loss) on investment transactions	.35		3.62	(6.20)	(6.75)	(6.81)	10.98

Total from investment operations	.37		3.67	(6.19)	(6.72)	(6.82)	10.97

Less distributions from:
Net investment income	(.05)		(.02)	—	(.03)	—	—
Net realized gains on investment transactions	—		—	—	(2.31)	(3.60)	—
Return of capital	—		—	—	(.01)	—	—
Total distributions	(.05)		(.02)	—	(2.35)	(3.60)	—

Net asset value, end of period	$18.83		$18.51	$14.86	$21.05	$30.12	$40.54

Total Return (%)	2.00	**	24.71	(29.41)	(22.34)	(19.06)	37.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	303		313	246	420	583	738
Ratio of expenses (%)	.65	*	.64	.64	.63	.65	.66
Ratio of net investment income (loss) (%)	.22	*	.29	.07	.13	(.03)	(.04)
Portfolio turnover rate (%)	24	*	26	38	73	65	87

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[c]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$18.43		$14.83	$16.04
Income (loss) from investment operations:
Net investment income (loss)[c]	(.03)		(.03)	.06
Net realized and unrealized gain (loss) on investment transactions	.36		3.63	(1.27)

Total from investment operations	.33		3.60	(1.21)

Net asset value, end of period	$18.76		$18.43	$14.83

Total Return (%)	1.79	**	24.28	(7.54	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13		7	.1
Ratio of expenses (%)	1.03	*	1.03	.88	*
Ratio of net investment income (loss) (%)	(.16	)*	(.10)	.80	*
Portfolio turnover rate (%)	24	*	26	38

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

59

Management Summary June 30, 2004

Scudder High Income Portfolio

The high-yield market produced a strong total return for the first half of the year, making high yield one of the top-performing fixed-income asset classes. During the period, investors remained concerned over renewed geopolitical concerns, the upcoming US elections, higher commodity prices and the prospect of higher interest rates. Despite these issues, the high-yield market continued to boast a solid return as a result of ongoing improvement in its fundamentals. Defaults continued to decline and are expected to remain low, recovery rates have increased, corporations continued to improve their financial positions, and the ratio of upgrades to downgrades improved. For the six-month period ended June 30, 2004, the portfolio’s Class A shares produced a total return of 1.66% (Class A shares, unadjusted for contract charges), compared with 2.47% for the CS First Boston High Yield Index.

We strive to add value by using fundamental research to find undervalued individual securities rather than making broad predictions about sector performance, interest rates or the overall high-yield market. As a result of this bottom-up process, we continued to find relative-value opportunities in the single-B and CCC/split CCC credit quality segments. This, along with a corresponding underweight in issues rated BB and above, benefited return given the continued outperformance of lower-rated bonds. The portfolio remained underweight in CC/defaulted securities, where we believe the risk-reward trade-off is less favorable, and this underweight did not benefit the portfolio’s performance. Some of our largest contributors to performance were Petro Stopping Centers and chemical companies GEO Specialty Chemicals and Equistar Chemicals. Securities that detracted from return included Dobson Communications and Calpine. We continue to have a positive outlook for the high-yield market as a whole, and we will therefore maintain a modestly aggressive positioning.

Andrew P. Cestone

Portfolio Manager
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please see scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information concerning the portfolio holdings of the portfolio as of month-end is available upon request on the 16th of the following month.

Risk Considerations

Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the portfolio may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities All of these factors may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

Credit quality ratings cited are the ratings of Moody’s Investors Service, Inc. (Moody’s) and Standard & Poor’s Corporation (S&P), which represent these companies’ opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The portfolio’s credit quality does not remove market risk.

CS First Boston High Yield Index (CSFB) is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

60

Investment Portfolio June 30, 2004 (Unaudited)

Scudder High Income Portfolio

	Principal Amount ($)(c)	Value ($)
Corporate Bonds 65.0%
Consumer Discretionary 15.0%
Adesa, Inc., 7.625%, 6/15/2012	920,000	928,050
Advantica Restaurant Co., 12.75%, 9/30/2007	705,000	750,825
AMC Entertainment, Inc., 144A, 8.0%, 3/1/2014	1,135,000	1,083,925
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	1,010,000	974,650
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	990,000	935,550
Avalon Cable LLC, Step-up Coupon, 11.875% to 12/1/2008	63,021	66,802
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011 (e)	1,160,000	1,090,400
Boca Resorts, Inc., 9.875%, 4/15/2009	1,040,000	1,094,600
Buffets, Inc., 11.25%, 7/15/2010	310,000	323,950
Cablevision Systems Corp.:
144A, 1.0%, 4/1/2009** (e)	390,000	399,750
144A, 8.0%, 4/15/2012 (e)	550,000	541,750
Carrols Corp., 9.5%, 12/1/2008 (e)	625,000	646,875
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 5/15/2006, 11.75 to 5/15/2011	1,935,000	1,226,138
9.625%, 11/15/2009 (e)	1,915,000	1,551,150
144A, 10.25%, 9/15/2010	2,955,000	2,977,162
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	1,465,000	1,574,875
Circus & Eldorado, 10.125%, 3/1/2012 (e)	1,110,000	1,115,550
CKE Restaurants, Inc., 9.125%, 5/1/2009	335,000	348,400
CSC Holdings, Inc., 7.875%, 12/15/2007 (e)	1,265,000	1,315,600
Dex Media East LLC/Financial, 12.125%, 11/15/2012	5,450,000	6,362,875
DIMON, Inc.:
7.75%, 6/1/2013	290,000	269,700
Series B, 9.625%, 10/15/2011	3,015,000	3,045,150
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	1,260,000	126
EchoStar DBS Corp., 6.375%, 10/1/2011	875,000	861,875
EPL Intermediate, Inc., 144A, Step-up Coupon, 0% to 3/15/2009, 12.50% to 3/15/2010	805,000	454,825
General Motors Corp., 8.25%, 7/15/2023 (e)	1,400,000	1,466,151
Herbst Gaming, Inc., 144A, 8.125%, 6/1/2012	230,000	233,163
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	1,050,000	0
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	1,300,000	1,079,000
International Game Technology, 8.375%, 5/15/2009	1,000,000	1,176,439
Jacobs Entertainment Co., 11.875%, 2/1/2009	1,570,000	1,727,000
Kellwood Co., 7.625%, 10/15/2017	635,000	674,279
Levi Strauss & Co., 12.25%, 12/15/2012 (e)	1,100,000	1,083,500

61

	Principal Amount ($)(c)	Value ($)
Lin Television Corp., 6.5%, 5/15/2013 (e)	265,000	255,725
Mail-Well I Corp., 144A, 7.875%, 12/1/2013	805,000	732,550
Mandalay Resort Group, 7.625%, 7/15/2013 (e)	100,000	99,750
Mediacom LLC, 9.5%, 1/15/2013 (e)	1,015,000	979,475
MGM MIRAGE, 8.375%, 2/1/2011 (e)	760,000	794,200
Park Place Entertainment Corp., 9.375%, 2/15/2007	270,000	293,288
PEI Holding, Inc., 11.0%, 3/15/2010	935,000	1,084,600
Petro Stopping Centers, 144A, 9.0%, 2/15/2012	2,320,000	2,296,800
Premier Entertainment Biloxi LLC/Finance, 144A, 10.75%, 2/1/2012	610,000	640,500
PRIMEDIA, Inc.:
144A, 6.615%, 5/15/2010	1,590,000	1,611,862
8.875%, 5/15/2011 (e)	910,000	900,900
Reader’s Digest Association, Inc., 6.5%, 3/1/2011 (e)	445,000	434,431
Remington Arms Co., Inc., 10.5%, 2/1/2011	1,085,000	1,052,450
Renaissance Media Group, Step-up Coupon, 10.0% to 4/15/2008	1,395,000	1,436,850
Rent-Way Inc., 11.875%, 6/15/2010	355,000	389,613
Restaurant Co., Step-up Coupon, 11.25% to 5/15/2008	1,233,421	1,221,087
Schuler Homes, Inc., 10.5%, 7/15/2011	1,635,000	1,865,944
Scientific Games Corp., 12.5%, 8/15/2010	354,000	411,525
Simmons Co., 144A, 7.875%, 1/15/2014	200,000	204,000
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	2,330,000	2,382,425
8.75%, 12/15/2011	1,145,000	1,225,150
Six Flags, Inc., 8.875%, 2/1/2010 (e)	40,000	39,600
Sonic Automotive, Inc., 8.625%, 8/15/2013	205,000	213,713
Toys “R” Us, Inc.:
7.375%, 10/15/2018	1,825,000	1,685,844
7.875%, 4/15/2013 (e)	610,000	612,287
Trump Holdings & Funding, 12.625%, 3/15/2010 (e)	1,115,000	1,142,875
United Auto Group, Inc., 9.625%, 3/15/2012	1,130,000	1,237,350
Venetian Casino Resort LLC, 11.0%, 6/15/2010	550,000	635,250
VICORP Restaurants, Inc., 144A, 10.5%, 4/15/2011	940,000	935,300
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	655,000	694,300
Williams Scotsman, Inc., 9.875%, 6/1/2007 (e)	1,155,000	1,146,337
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011 (e)	535,000	545,700
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14% to 12/31/2009	1,157,934	1,091,353
Young Broadcasting, Inc., 144A, 8.75%, 1/15/2014	1,110,000	1,048,950

		68,722,069

62

	Principal Amount ($)(c)	Value ($)
Consumer Staples 2.0%
Agrilink Foods, Inc., 11.875%, 11/1/2008	573,000	605,948
Gold Kist, Inc., 144A, 10.25%, 3/15/2014	875,000	949,375
North Atlantic Trading Co., 144A, 9.25%, 3/1/2012	1,195,000	1,156,162
Pinnacle Foods Holding Corp., 144A, 8.25%, 12/1/2013	350,000	337,750
Rite Aid Corp.:
144A, 6.125%, 12/15/2008	1,075,000	1,013,188
6.875%, 8/15/2013 (e)	645,000	593,400
“C1”, Series 97, 11.25%, 7/1/2008	1,595,000	1,758,487
Standard Commercial Corp., 144A, 8.0%, 4/15/2012	395,000	387,100
Stater Brother’s Holdings, Inc.:
144A, 5.06%, 6/15/2010	665,000	675,806
144A, 8.125%, 6/15/2012	385,000	386,444
Swift & Co., 12.5%, 1/1/2010	150,000	160,500
United Agri Products, 144A, 8.25%, 12/15/2011	260,000	289,900
Wornick Co., 144A, 10.875%, 7/15/2011	910,000	930,475

		9,244,535

Energy 5.8%
Avista Corp., 9.75%, 6/1/2008	1,915,000	2,250,125
Chesapeake Energy Corp.:
144A, 7.5%, 6/15/2014	455,000	468,650
9.0%, 8/15/2012	385,000	433,125
Citgo Petroleum Corp., 11.375%, 2/1/2011	3,145,000	3,648,200
Continental Resources, Inc., 10.25%, 8/1/2008 (e)	1,955,000	2,018,538
Edison Mission Energy, 7.73%, 6/15/2009 (e)	2,135,000	2,076,287
El Paso Production Holdings Corp., 7.75%, 6/1/2013	4,145,000	3,803,037
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	945,000	979,737
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	1,400,000	1,421,000
ON Semiconductor Corp., 13.0%, 5/15/2008 (e)	1,325,000	1,520,438
Pioneer Natural Resources Co., 9.625%, 4/1/2010 (e)	320,000	392,564
Range Resources Corp., 144A, 7.375%, 7/15/2013	455,000	452,725
Southern Natural Gas, 8.875%, 3/15/2010	1,165,000	1,272,763
Stone Energy Corp., 8.25%, 12/15/2011	1,410,000	1,469,925
Williams Cos., Inc.:
144A, 6.75%, 4/15/2009	675,000	663,187
8.125%, 3/15/2012	700,000	747,250
8.75%, 3/15/2032	1,305,000	1,305,000
Wiser Oil Co., 9.5%, 5/15/2007	1,430,000	1,447,875

		26,370,426

Financials 6.0%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	2,575,000	2,523,500

63

	Principal Amount ($)(c)	Value ($)
Alamosa Delaware, Inc.:
Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	650,000	627,250
144A, 8.5%, 1/31/2012	665,000	651,700
American Commercial Bank, 3.0%, 6/30/2006	1,565,000	1,519,028
AmeriCredit Corp., 9.25%, 5/1/2009	2,205,000	2,320,762
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	605,000	373,717
BF Saul REIT, 7.5%, 3/1/2014 (e)	1,750,000	1,732,500
Consolidated Communications Holdings, 144A, 9.75%, 4/1/2012	955,000	969,325
DA-Lite Screen Co., Inc., 144A, 9.5%, 5/15/2011	570,000	592,800
DFG Holdings, Inc.:
144A, 13.95%, 5/15/2012	436,774	436,774
144A, 16.0%, 5/15/2012	441,021	496,149
Dollar Financial Group, Inc.:
9.75%, 11/15/2011	980,000	1,024,100
144A, 9.75%, 11/15/2011	220,000	229,900
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	1,380,000	1,373,100
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	1,335,000	1,495,309
FINOVA Group, Inc., 7.5%, 11/15/2009	2,437,943	1,334,774
FRD Acquisition Co., Series B, 12.5%, 7/15/2004*	210,000	0
Global Exchange Services, LIBOR plus, 12.0%, 7/15/2008*	445,000	382,700
iStar Financial, Inc., 6.0%, 12/15/2010	1,045,000	1,038,467
Poster Financial Group, 144A, 8.75%, 12/1/2011	925,000	941,188
PXRE Capital Trust I, 8.85%, 2/1/2027	460,000	460,575
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	2,250,000	1,665,000
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012 (e)	1,550,000	1,798,000
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	805,000	817,075
UAP Holdings Corp., 144A, Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	895,000	715,105
UGS Corp., 144A, 10.0%, 6/1/2012 (e)	150,000	159,750
Universal City Development, 11.75%, 4/1/2010	1,585,000	1,834,637

		27,513,185

Health Care 2.1%
aaiPharma, Inc., Step-up Coupon, 11.0% to 4/1/2010 (e)	1,135,000	947,725
AmeriPath, Inc., 10.5%, 4/1/2013 (e)	880,000	888,800
AmerisourceBergen Corp., 7.25%, 11/15/2012 (e)	460,000	471,500
Curative Health Services, Inc., 144A, 10.75%, 5/1/2011	535,000	513,600
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009 (e)	740,000	756,650
InSight Health Services Corp., 9.875%, 11/1/2011 (e)	320,000	342,400
Interactive Health LLC, 144A, 7.25%, 4/1/2011	760,000	676,400
Team Health, Inc., 144A, 9.0%, 4/1/2012 (e)	440,000	422,400

64

	Principal Amount ($)(c)	Value ($)
Tenet Healthcare Corp.:
6.375%, 12/1/2011 (e)	4,600,000	4,025,000
144A, 9.875%, 7/1/2014	455,000	462,962

		9,507,437

Industrials 11.5%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	865,000	916,900
Aearo Co. I, 144A, 8.25%, 4/15/2012	125,000	127,500
Allied Waste North America, Inc.:
144A, 5.75%, 2/15/2011	840,000	795,900
Series B, 8.875%, 4/1/2008	975,000	1,067,625
AMI Semiconductor, Inc., 10.75%, 2/1/2013	533,000	622,278
Amsted Industries, Inc., 144A, 10.25%, 10/15/2011	805,000	873,425
Argo-Tech Corp., 144A, 9.25%, 6/1/2011	785,000	808,550
Avondale Mills, Inc., 10.25%, 7/1/2013 (e)	1,490,000	894,000
Browning-Ferris Industries:
7.4%, 9/15/2035	1,565,000	1,392,850
9.25%, 5/1/2021	485,000	523,800
Clean Harbors, Inc., 144A, 11.25%, 7/15/2012	715,000	722,150
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	1,910,000	1,938,650
Collins & Aikman Products, 10.75%, 12/31/2011	1,900,000	1,909,500
Congoleum Corp., 8.625%, 8/1/2008*	740,000	584,600
Continental Airlines, Inc., 8.0%, 12/15/2005 (e)	1,260,000	1,111,950
Cornell Companies, Inc., 144A, 10.75%, 7/1/2012	875,000	883,750
Corrections Corp. of America, 9.875%, 5/1/2009	1,285,000	1,426,350
Dana Corp.:
7.0%, 3/1/2029 (e)	2,120,000	2,035,200
9.0%, 8/15/2011	950,000	1,111,500
Delta Air Lines, Inc.:
7.7%, 12/15/2005 (e)	805,000	539,350
7.9%, 12/15/2009 (e)	305,000	155,550
Eagle-Picher, Inc., 9.75%, 9/1/2013	535,000	575,125
Erico International Corp., 144A, 8.875%, 3/1/2012	645,000	657,900
Evergreen International Aviation, Inc., 12.0%, 5/15/2010 (e)	530,000	328,600
Flextronics International Ltd., 6.5%, 5/15/2013	350,000	341,250
Geo Sub Corp., 144A, 11.0%, 5/15/2012	650,000	657,313
Golden State Petroleum Transportation, 8.04%, 2/1/2019	770,000	780,919
GS Technologies, 12.0%, 9/1/2004*	315,268	788
Hercules, Inc.:
144A, 6.75%, 10/15/2029	660,000	633,600
11.125%, 11/15/2007 (e)	1,315,000	1,538,550
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	1,410,000	1,538,662
Interface, Inc., 144A, “A”, 9.5%, 2/1/2014	850,000	845,750
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	1,380,000	1,535,250

65

	Principal Amount ($)(c)	Value ($)
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	345,000	379,500
J Crew Operating Corp., 10.375%, 10/15/2007	40,000	40,600
Joy Global, Inc., 8.75%, 3/15/2012	90,000	100,800
Kansas City Southern:
7.5%, 6/15/2009 (e)	1,135,000	1,135,000
9.5%, 10/1/2008	1,670,000	1,814,037
Laidlaw International, Inc., 10.75%, 6/15/2011	1,185,000	1,293,131
Language Line, Inc., 144A, 11.125%, 6/15/2012	205,000	208,075
Meritage Corp., 7.0%, 5/1/2014	790,000	750,500
Millennium America, Inc.:
7.625%, 11/15/2026	2,380,000	2,034,900
9.25%, 6/15/2008 (e)	495,000	532,125
144A, 9.25%, 6/15/2008	1,450,000	1,558,750
Mobile Mini, Inc., 9.5%, 7/1/2013	280,000	306,600
Motors and Gears, Inc., 10.75%, 11/15/2006	1,670,000	1,419,500
Samsonite Corp., 144A, 8.875%, 6/1/2011	1,230,000	1,273,050
Sea Containers Ltd., 10.5%, 5/15/2012	980,000	983,675
Seabulk International, Inc., 9.5%, 8/15/2013	510,000	523,388
Ship Finance International Ltd., 144A, 8.5%, 12/15/2013	1,810,000	1,746,650
Technical Olympic USA, Inc.:
7.5%, 3/15/2011 (e)	825,000	767,250
10.375%, 7/1/2012	1,105,000	1,151,962
Tenneco Automotive, Inc., 11.625%, 10/15/2009 (e)	845,000	908,375
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	810,000	931,500
Thermadyne Holdings Corp., 9.25%, 2/1/2014 (e)	810,000	799,875
United Rentals North America, Inc., 6.5%, 2/15/2012	1,480,000	1,398,600
Westlake Chemical Corp., 8.75%, 7/15/2011	515,000	558,775

		52,491,703

Information Technology 0.6%
Activant Solutions, Inc., 10.5%, 6/15/2011	845,000	891,475
DigitalNet, Inc., 9.0%, 7/15/2010	472,000	503,860
Itron, Inc., 144A, 7.75%, 5/15/2012	285,000	285,713
Lucent Technologies, Inc., 6.45%, 3/15/2029 (e)	1,410,000	1,089,225

		2,770,273

Materials 9.0%
Aqua Chemical, Inc., 11.25%, 7/1/2008	1,320,000	924,000
ARCO Chemical Co., 9.8%, 2/1/2020 (e)	4,695,000	4,601,100
Associated Materials, Inc., 144A, Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	2,370,000	1,587,900
Caraustar Industries, Inc., 9.875%, 4/1/2011 (e)	1,445,000	1,437,775
Constar International, Inc., 11.0%, 12/1/2012	500,000	467,500
Dayton Superior Corp.:
10.75%, 9/15/2008	935,000	939,675
13.0%, 6/15/2009 (e)	815,000	709,050

66

	Principal Amount ($)(c)	Value ($)
Equistar Chemicals LP, 8.75%, 2/15/2009 (e)	1,740,000	1,813,950
Euramax International, Inc., 8.5%, 8/15/2011	375,000	390,000
Fibermark, Inc., 10.75%, 4/15/2011*	1,450,000	870,000
GEO Specialty Chemicals, Inc.:
7.11%, 12/31/2007	500,000	475,000
10.125%, 8/1/2008*	1,720,000	670,800
Georgia-Pacific Corp.:
144A, 8.0%, 1/15/2024	3,965,000	3,965,000
9.375%, 2/1/2013 (e)	1,885,000	2,158,325
Hexcel Corp., 9.75%, 1/15/2009 (e)	770,000	807,538
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	1,245,000	1,403,737
Huntsman International LLC, 11.625%, 10/15/2010 (e)	1,625,000	1,795,625
IMC Global, Inc., 10.875%, 8/1/2013	1,230,000	1,466,775
International Steel Group, Inc., 144A, 6.5%, 4/15/2014	2,160,000	2,025,000
ISPAT Inland ULC, 144A, 9.75%, 4/1/2014	1,420,000	1,462,600
MMI Products, Inc., Series B, 11.25%, 4/15/2007	600,000	579,000
Mueller Group Inc., 144A, 5.919%, 11/1/2011	345,000	358,800
Neenah Corp.:
144A, 11.0%, 9/30/2010	1,422,000	1,507,320
144A, 13.0%, 9/30/2013	1,102,460	1,080,411
Omnova Solutions, Inc., 11.25%, 6/1/2010	465,000	506,850
Owens-Brockway Glass Container, 8.25%, 5/15/2013 (e)	2,390,000	2,467,675
Pliant Corp.:
Step-up Coupon, 0% to 12/15/2006, 11.15% to 6/15/2009	220,000	185,350
11.125%, 9/1/2009	960,000	1,027,200
13.0%, 6/1/2010 (e)	205,000	183,475
TriMas Corp., 9.875%, 6/15/2012	2,260,000	2,395,600
United States Steel LLC, 9.75%, 5/15/2010	824,000	912,580

		41,175,611

Telecommunication Services 8.2%
American Cellular Corp., Series B, 10.0%, 8/1/2011 (e)	3,515,000	3,031,687
American Tower Corp.:
144A, 7.5%, 5/1/2012 (e)	610,000	590,175
9.375%, 2/1/2009 (e)	1,630,000	1,740,025
American Tower Escrow Corp., Zero Coupon, 8/1/2008	200,000	146,000
Cincinnati Bell, Inc.:
7.2%, 11/29/2023	440,000	411,400
8.375%, 1/15/2014 (e)	3,625,000	3,226,250
Crown Castle International Corp.:
7.5%, 12/1/2013	220,000	218,900
9.375%, 8/1/2011	790,000	869,000
Dobson Communications Corp., 8.875%, 10/1/2013	2,575,000	1,957,000
GCI, Inc., 144A, 7.25%, 2/15/2014	805,000	768,775
Insight Midwest LP, 9.75%, 10/1/2009 (e)	755,000	796,525

67

	Principal Amount ($)(c)	Value ($)
LCI International, Inc., 7.25%, 6/15/2007 (e)	1,655,000	1,497,775
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011 (e)	490,000	432,425
MCI, Inc.:
6.688%, 5/1/2009 (e)	1,860,000	1,720,500
7.735%, 5/1/2014	2,540,000	2,273,300
Nextel Communications, Inc., 5.95%, 3/15/2014	1,200,000	1,104,000
Nextel Partners, Inc., 8.125%, 7/1/2011	1,200,000	1,224,000
Northern Telecom Capital, 7.875%, 6/15/2026	2,100,000	2,016,000
Qwest Corp., 7.25%, 9/15/2025 (e)	2,715,000	2,362,050
Qwest Services Corp.:
6.95%, 6/30/2010	1,950,000	1,917,337
144A, 13.5%, 12/15/2010	2,380,000	2,766,750
144A, 14.0%, 12/15/2014	1,553,000	1,851,953
Rural Cellular Corp., 9.875%, 2/1/2010	1,020,000	1,012,350
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2001	1,110,000	821,400
Triton PCS, Inc., 8.5%, 6/1/2013 (e)	415,000	392,175
Ubiquitel Operating Co., 144A, 9.875%, 3/1/2011	1,310,000	1,310,000
US Unwired, Inc., 144A, 10.0%, 6/15/2012	1,005,000	1,015,050
Western Wireless Corp., 9.25%, 7/15/2013 (e)	150,000	154,500

		37,627,302

Utilities 4.8%
AES Corp., 144A, 8.75%, 5/15/2013	185,000	198,181
Calpine Corp., 144A, 8.5%, 7/15/2010** (e)	4,415,000	3,653,412
CMS Energy Corp.:
7.5%, 1/15/2009	1,790,000	1,781,050
144A, 7.75%, 8/1/2010 (e)	185,000	184,075
8.5%, 4/15/2011 (e)	2,235,000	2,279,700
DPL, Inc., 6.875%, 9/1/2011 (e)	2,860,000	2,881,450
First Energy Corp., 7.375%, 11/15/2031	360,000	375,222
Illinova Corp., 11.5%, 12/15/2010	2,305,000	2,725,663
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	4,395,000	4,438,950
PG&E Corp., 144A, 6.875%, 7/15/2008	1,220,000	1,274,900
Sensus Metering Systems, 144A, 8.625%, 12/15/2013	620,000	595,200
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	1,370,000	1,417,950

		21,805,753

Total Corporate Bonds (Cost $303,471,533)		297,228,294

Asset Backed 0.7%
Automobile Receivables 0.1%
MMCA Automobile Trust, “B”, Series 2002-2, 4.67%, 3/15/2010	418,761	393,635

68

	Principal Amount ($)(c)	Value ($)
Miscellaneous 0.6%
Golden Tree High Yield Opportunities LP, “D1”, Series 1, 13.054%, 10/31/2007	2,500,000	2,581,250

Total Asset Backed (Cost $2,883,166)		2,974,885

Foreign Bonds - US$ Denominated 15.4%
Abitibi-Consolidated, Inc., 144A, 5.02%, 6/15/2011	635,000	636,588
Alestra SA de RL de CV, 8.0%, 6/30/2010	1,355,000	1,084,000
Antenna TV SA, 9.0%, 8/1/2007	626,000	633,043
Avecia Group PLC, 11.0%, 7/1/2009	2,455,000	1,865,800
Axtel SA, 144A, 11.0%, 12/15/2013	1,235,000	1,170,163
BCP Caylux Holdings Luxembourg SCA, 144A, 9.625%, 6/15/2014 (e)	1,875,000	1,942,969
Biovail Corp., 7.875%, 4/1/2010 (e)	1,695,000	1,673,812
Cascades, Inc., 7.25%, 2/15/2013	1,250,000	1,243,750
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	1,310,000	1,159,350
Conproca SA de CV, 12.0%, 6/16/2010	820,000	1,016,800
Corp Durango SA, 144A, 13.75%, 7/15/2009*	1,435,000	717,500
Corporacion Durango SA, 13.125%, 8/1/2006* (e)	350,000	175,000
CP Ships Ltd., 10.375%, 7/15/2012	1,145,000	1,308,162
Crown Euro Holdings SA, 10.875%, 3/1/2013 (e)	1,525,000	1,738,500
Eircom Funding, 8.25%, 8/15/2013	975,000	1,014,000
Empresa Brasileira de Telecom SA, 144A, 11.0%, 12/15/2008	960,000	1,034,400
Esprit Telecom Group PLC:
10.875%, 6/15/2008*	800,000	80
11.5%, 12/15/2007*	1,625,000	163
Fage Dairy Industry SA, 9.0%, 2/1/2007	2,873,000	2,916,095
Federative Republic of Brazil:
C Bond, 8.0%, 4/15/2014	293,193	267,538
8.875%, 4/15/2024 (e)	475,000	387,125
Gaz Capital SA, 144A, 8.625%, 4/28/2034 (e)	815,000	789,531
Gazprom OAO, 144A, 9.625%, 3/1/2013	1,365,000	1,404,244
Grupo Iusacell SA de CV, Series B, 0.00%, 7/15/2004*	240,000	124,800
Inmarsat Finance PLC, 144A, 7.625%, 6/30/2012	1,420,000	1,373,850
Innova S. de R.L., 9.375%, 9/19/2013 (e)	1,290,000	1,351,275
INTELSAT, 6.5%, 11/1/2013	480,000	424,047
Jefra Cosmetics International, Inc., 10.75%, 5/15/2011	1,245,000	1,388,175
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	1,235,000	1,268,963
LeGrand SA, 8.5%, 2/15/2025	1,280,000	1,318,400
Luscar Coal Ltd., 9.75%, 10/15/2011	1,085,000	1,220,625
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	1,020,000	1,035,300
Mizuho Financial Group, 8.375%, 12/29/2049	610,000	628,300
Mobifon Holdings BV, 12.5%, 7/31/2010 (e)	1,359,000	1,549,260

69

	Principal Amount ($)(c)	Value ($)
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	840,000	791,700
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	1,290,000	1,277,100
Nortel Networks Corp., 6.875%, 9/1/2023 (e)	800,000	708,000
Nortel Networks Ltd., 6.125%, 2/15/2006 (e)	3,625,000	3,643,125
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	3,377,066	3,495,263
Republic of Argentina:
11.375%, 3/15/2010*	1,980,000	584,100
11.375%, 1/30/2017*	775,000	224,750
11.75%, 4/7/2009*	500,000	142,500
11.75%, 6/15/2015*	400,000	118,000
Series 2031, 12.0%, 6/19/2031*	376,300	99,719
12.375%, 2/21/2012*	1,320,000	392,700
Republic of Turkey:
11.0%, 1/14/2013	375,000	408,750
11.5%, 1/23/2012	170,000	190,400
Republic of Uruguay:
7.5%, 3/15/2015	300,000	220,500
7.875%, 1/15/2033	300,000	190,500
Republic of Venezuela:
5.375%, 8/7/2010	565,000	449,175
9.25%, 9/15/2027 (e)	55,000	46,475
Rhodia SA:
144A, 7.625%, 6/1/2010 (e)	1,510,000	1,366,550
144A, 10.25%, 6/1/2010 (e)	515,000	520,150
Rogers Wireless Communications, Inc., 144A, 6.375%, 3/1/2014	405,000	372,600
Shaw Communications, Inc.:
Series B, 7.25%, 4/6/2011 (e)	1,300,000	1,349,035
8.25%, 4/11/2010 (e)	860,000	935,253
Sistema Capital SA, 144A, 8.875%, 1/28/2011	745,000	722,650
Stena AB, 9.625%, 12/1/2012	290,000	321,900
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	3,200,000	2,032,000
Tembec Industries, Inc., 8.5%, 2/1/2011 (e)	3,870,000	3,908,700
TFM SA de CV:
10.25%, 6/15/2007	2,135,000	2,113,650
Step-up Coupon, 11.75% to 6/15/2009	1,505,000	1,467,375
12.5%, 6/15/2012	1,411,000	1,502,715
United Mexican States:
5.875%, 1/15/2014 (e)	375,000	360,375
6.625%, 3/3/2015 (e)	240,000	238,200
Vicap SA, 11.375%, 5/15/2007	790,000	774,200
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	960,000	880,800
Vivendi Universal SA, Series B, 9.25%, 4/15/2010	2,220,000	2,623,929

Total Foreign Bonds - US$ Denominated (Cost $73,842,909)		70,334,447

Foreign Bonds - Non US$ Denominated 1.3%
Cablecom Luxembourg SCA, 9.375%, 4/15/2014 EUR	675,000	806,368

70

	Principal Amount ($)(c)	Value ($)
Huntsman International LLC, 10.125%, 7/1/2009 EUR	1,400,000	1,689,533
Ispat Europe Group SA, 11.875%, 2/1/2011 EUR	2,005,000	2,651,842
Republic of Argentina:
10.0%, 2/26/2008* EUR	775,000	240,905
10.25%, 2/6/2049* EUR	956,116	279,722
10.5%, 11/29/2049* EUR	465,276	144,629
11.0%, 2/26/2008* EUR	560,000	174,073
11.25%, 4/10/2006* EUR	273,541	87,530
12.0%, 9/19/2016* EUR	35,790	11,562

Total Foreign Bonds - Non US$ Denominated (Cost $5,472,286)		6,086,164

Convertible Bonds 0.3%
DIMON, Inc., 6.25%, 3/31/2007	1,370,000	1,260,400
HIH Capital Ltd.:
144A, 7.5%, 9/25/2006	75,000	65,625
144A, 7.5%, 9/25/2006	280,000	249,200

Total Convertible Bonds (Cost $1,575,294)		1,575,225

71

	Shares	Value ($)
Common Stocks 0.0%
Catalina Restaurant Group, Inc.*	3,870	6,192
IMPSAT Fiber Networks, Inc.*	33,652	220,421

Total Common Stocks (Cost $1,938,197)		226,613

Warrants 0.0%
DeCrane Aircraft Holdings, Inc., 144A	1,350	13
Destia Communications, Inc., 144A	1,260	0
Empire Gas Corp.	2,070	0

	Shares	Value ($)
Hayes Lemmerz International, Inc.	1,690	2,704
UIH Australia Pacific, Inc., 144A	750	0

Total Warrants (Cost $182)		2,717

Preferred Stock 0.6%
Paxson Communications Corp., 14.25% (PIK) (e)	212	1,857,650
TNP Enterprises, Inc., 14.5%, “D”	8,251	924,103

Total Preferred Stock (Cost $2,823,080)		2,781,753

Convertible Preferred Stocks 0.4%
Hercules Trust II (Cost $1,430,769)	2,235	1,676,250

	Units	Value ($)
Other 0.0%
SpinCycle, Inc.*	9,913	56,008
SpinCycle, Inc., “F”*	69	390

Total Other (Cost $25,690)		56,398

	Shares	Value ($)
Securities Lending Collateral 14.8%
Daily Assets Fund Institutional, 1.15% (d) (f) (Cost $67,819,950)	67,819,950	67,819,950
Cash Equivalents 1.5%
Scudder Cash Management QP Trust, 1.20% (b) (Cost $6,924,676)	6,924,676	6,924,676

Total Investment Portfolio - 100.0% (Cost $468,207,732) (a)		457,687,372

Notes to Scudder High Income Portfolio of Investments

*	Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

**	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2004.

(a)	The cost for federal income tax purposes was $468,225,098. At June 30, 2004, net unrealized depreciation for all securities based on tax cost was $10,516,368. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,760,410 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $18,276,778.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Principal amount stated in US dollars unless otherwise noted.

(d)	Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2004, amounted to $66,510,278, which is 16.8% of total net assets.

(f)	Represents collateral held in connection with securities lending.

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Currency Abbreviation
EUR	Euro

The accompanying notes are an integral part of the financial statements.

72

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $393,463,106)	$382,942,746
Investment in Daily Assets Fund Institutional (cost $67,819,950)*	67,819,950
Investment in Scudder Cash Management QP Trust (cost $6,924,676)	6,924,676

Total investments in securities, at value (cost $468,207,732)	457,687,372

Cash	10,000
Receivable for investments sold	8,524,146
Dividends receivable	36,319
Interest receivable	8,093,966
Receivable for Portfolio shares sold	199,286
Unrealized appreciation on forward foreign currency exchange contracts	35,353
Other assets	29,408

Total assets	474,615,850

Liabilities
Payable upon return of securities loaned	67,819,950
Payable for investments purchased	10,227,243
Payable for Portfolio shares redeemed	216,754
Unrealized depreciation on forward foreign currency exchange contracts	2,524
Accrued management fee	198,937
Other accrued expenses and payables	133,177

Total liabilities	78,598,585

Net assets, at value	$396,017,265

Net Assets
Net assets consist of:
Undistributed net investment income	17,147,725
Net unrealized appreciation (depreciation) on:
Investments	(10,520,360)
Foreign currency related transactions	53,574
Accumulated net realized gain (loss)	(120,891,045)
Paid-in capital	510,227,371

Net assets, at value	$396,017,265

Class A
Net Asset Value, offering and redemption price per share ($348,994,106 / 43,955,653 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.94
Class B
Net Asset Value, offering and redemption price per share ($47,023,159 / 5,917,927 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.95

*	Represents collateral on securities loaned.

73

Statement of Operations for the six months ended June 30, 2004 (Unaudited)

Investment Income
Income:
Dividends	$352,401
Interest	18,360,762
Interest - Scudder Cash Management QP Trust	38,348
Securities lending income	34,469

Total Income	18,785,980

Expenses:
Management fee	1,279,394
Custodian fees	33,988
Distribution service fees (Class B)	51,789
Record keeping fees (Class B)	28,543
Auditing	26,300
Trustees’ fees and expenses	1,607
Reports to shareholders	86,400
Other	8,444

Total expenses, before expense reductions	1,516,465

Expense reductions	(2,479)

Total expenses, after expense reductions	1,513,986

Net investment income	17,271,994

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	1,332,452
Foreign currency related transactions	16,258

1,348,710

Net unrealized appreciation (depreciation) during the period on:
Investments	(11,840,013)
Foreign currency related transactions	201,512

(11,638,501)

Net gain (loss) on investment transactions	(10,289,791)

Net increase (decrease) in net assets resulting from operations	$6,982,203

The accompanying notes are an integral part of the financial statements.

74

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$17,271,994	$33,045,620
Net realized gain (loss) on investment transactions	1,348,710	(3,182,002)
Net unrealized appreciation (depreciation) on investment transactions during the period	(11,638,501)	53,500,177

Net increase (decrease) in net assets resulting from operations	6,982,203	83,363,795

Distributions to shareholders from:
Net investment income
Class A	(29,352,659)	(29,871,076)
Class B	(3,056,845)	(462,410)
Portfolio share transactions:
Class A
Proceeds from shares sold	21,076,905	120,856,182
Reinvestment of distributions	29,352,659	29,871,076
Cost of shares redeemed	(91,170,794)	(117,016,053)

Net increase (decrease) in net assets from Class A share transactions	(40,741,230)	33,711,205

Class B
Proceeds from shares sold	28,461,992	36,410,776
Reinvestment of distributions	3,056,845	462,410
Cost of shares redeemed	(19,254,223)	(3,751,439)

Net increase (decrease) in net assets from Class B share transactions	12,264,614	33,121,747

Increase (decrease) in net assets	(53,903,917)	119,863,261
Net assets at beginning of period	449,921,182	330,057,921

Net assets at end of period (including undistributed net investment income of $17,147,725 and $32,285,235, respectively)	$396,017,265	$449,921,182

Other Information
Class A
Shares outstanding at beginning of period	48,977,744	44,487,776
Shares sold	2,582,473	15,606,467
Shares issued to shareholders in reinvestment of distributions	3,696,808	4,207,191
Shares redeemed	(11,301,372)	(15,323,690)
Net increase (decrease) in Portfolio shares	(5,022,091)	4,489,968

Shares outstanding at end of period	43,955,653	48,977,744

Class B
Shares outstanding at beginning of period	4,421,727	136,396
Shares sold	3,444,694	4,693,294
Shares issued to shareholders in reinvestment of distributions	384,026	65,037
Shares redeemed	(2,332,520)	(473,000)
Net increase (decrease) in Portfolio shares	1,496,200	4,285,331

Shares outstanding at end of period	5,917,927	4,421,727

The accompanying notes are an integral part of the financial statements.

75

Financial Highlights

Class A

Years Ended December 31,	2004[a]		2003	2002	2001[b]	2000[c]	1999[c]
Selected Per Share Data
Net asset value, beginning of period	$8.43		$7.40	$8.13	$9.16	$11.46	$12.27
Income (loss) from investment operations:
Net investment income[d]	.33		.67	.75	.84	1.14	1.22
Net realized and unrealized gain (loss) on investment transactions	(.19)		1.03	(.74)	(.59)	(2.04)	(.93)

Total from investment operations	.14		1.70	.01	.25	(.90)	.29

Less distributions from:
Net investment income	(.63)		(.67)	(.74)	(1.28)	(1.40)	(1.10)

Net asset value, end of period	$7.94		$8.43	$7.40	$8.13	$9.16	$11.46

Total Return (%)	1.66	**	24.62	(.30)	2.63	(8.68)	2.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	349		413	329	335	309	396
Ratio of expenses (%)	.67	*	.67	.66	.70	.68	.67
Ratio of net investment income (%)	8.14	*	8.62	10.07	9.89	11.23	10.40
Portfolio turnover rate (%)	173	*	165	138	77	54	42

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

[c]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

[d]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$8.41		$7.39	$7.21
Income (loss) from investment operations:
Net investment income[c]	.32		.64	.31
Net realized and unrealized gain (loss) on investment transactions	(.18)		1.03	(.13)

Total from investment operations	.14		1.67	.18

Less distributions from:
Net investment income	(.60)		(.65)	—

Net asset value, end of period	$7.95		$8.41	$7.39

Total Return (%)	1.60	**	24.14	2.50	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47		37	1
Ratio of expenses (%)	1.06	*	1.06	.92	*
Ratio of net investment income (%)	7.75	*	8.23	8.78	*
Portfolio turnover rate (%)	173	*	165	138

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

76

Management Summary June 30, 2004

Scudder International Select Equity Portfolio

Overseas stock markets produced a modest gain in the first half of the year, as the benefits of improving economic growth and stronger corporate earnings outweighed concerns about rising US interest rates and China’s efforts to restrain growth. For the six-month period ended June 30, 2004, the portfolio’s Class A shares produced a positive absolute return of 2.06% (unadjusted for contract charges), but lagged the 3.98% return of the MSCI EAFE + EMF Index. Detractors from performance included holdings in industrials, financials and UK media stocks. Helping performance was strong stock selection in Japan, consumer staples and health care.

Despite the recent downturn in the global equity markets, our fundamental view is that the underpinnings of the world economy remain strong. With the exception of Europe, all regions continue to generate robust economic growth. We believe continued growth will have the most significant benefit in Asia, which is offering increasingly fertile ground for investment ideas due to its wealth of growth opportunities and the fact that companies have higher levels of free cash flow than they have for many years. We are therefore maintaining positions in financials and real estate companies in the region. We are less enthusiastic on Europe, where growth remains relatively anaemic. The portfolio’s holdings in Europe are focused on companies we believe to be faster-growing, globally competitive companies that are improving their profit margins and taking steps to reduce debt and/or streamline their operations. Looking ahead, we intend to take advantage of broad sell-offs in the global markets to add to the portfolio’s positions in companies in which we have the highest level of conviction.

Alex Tedder

Lead Portfolio Manager

Clare Gray

Matthias Knerr

Sangita Uberoi

Co-Managers

Deutsche Asset Management Investment Services Ltd., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please see scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information concerning the portfolio holdings of the portfolio as of month-end is available upon request on the 16th of the following month.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East + Emerging Markets Free Index) is an unmanaged index generally accepted as a benchmark for major overseas markets plus emerging markets. Index returns assume reinvestment of all distributions and do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

77

Investment Portfolio June 30, 2004 (Unaudited)

Scudder International Select Equity Portfolio

	Shares	Value ($)
Common Stocks 93.2%
Australia 1.9%
Telstra Corp., Ltd. (Cost $3,606,816)	1,033,500	3,623,619
China 1.9%
PetroChina Co., Ltd. “H” (Cost $3,889,292)	8,031,770	3,707,090
France 5.4%
Credit Agricole SA	163,909	3,996,099
Total SA	33,461	6,391,626

(Cost $7,561,026)		10,387,725

Germany 9.8%
Adidas-Salomon AG	30,200	3,612,536
E.ON AG	65,400	4,727,547
Hypo Real Estate Holdings AG*	62,600	1,839,819
Metro AG (d)	75,463	3,583,905
SAP AG	5,600	930,165
Siemens AG	55,800	4,020,672

(Cost $14,859,193)		18,714,644

Greece 3.9%
Alpha Bank AE	148,100	3,776,767
Public Power Corp.	150,800	3,584,589

(Cost $7,779,675)		7,361,356

Hong Kong 1.7%
Wharf Holdings Ltd. (Cost $3,299,586)	1,170,421	3,331,305
Ireland 1.9%
CRH PLC (Cost $2,786,130)	174,458	3,691,850
Italy 2.8%
Eni SpA (d) (Cost $4,061,818)	271,560	5,402,433
Japan 19.5%
Canon, Inc.	84,700	4,474,893
Dai Nippon Printing Co., Ltd.	199,000	3,186,999
Daito Trust Construction Co., Ltd.	99,500	3,839,757
Hoya Corp.	34,000	3,567,602
Kirin Brewery Co., Ltd.	373,500	3,702,913
Mitsubishi Corp.	417,000	4,061,377
Mizuho Financial Group, Inc.	975	4,434,465
Nomura Holdings, Inc.	246,600	3,659,292
Toyota Motor Corp.	156,300	6,347,646

(Cost $26,452,493)		37,274,944

Korea 4.2%
POSCO (ADR)	98,900	3,314,139
Samsung Electronics Co., Ltd. (GDR), 144A	22,800	4,691,100

(Cost $8,507,218)		8,005,239

Netherlands 4.8%
ING Groep NV (d)	229,918	5,437,236
TPG NV	166,300	3,807,074

(Cost $8,613,526)		9,244,310

78

	Shares	Value ($)
Singapore 1.9%
DBS Group Holdings Ltd. (Cost $3,608,638)	424,315	3,556,126
Spain 4.2%
Indra Sistemas SA (d)	271,200	3,464,611
Telefonica SA	306,630	4,541,448

(Cost $6,871,030)		8,006,059

Sweden 1.0%
Telefonaktiebolaget LM Ericsson “B”* (Cost $1,702,994)	629,800	1,859,424
Switzerland 10.3%
Credit Suisse Group	100,700	3,584,203
Nestle SA (Registered)	20,766	5,547,566
Roche Holding AG	50,880	5,046,287
UBS AG (Registered)	76,490	5,399,114

(Cost $16,884,400)		19,577,170

Taiwan 1.1%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (Cost $2,118,991)	246,997	2,052,549
United Kingdom 16.9%
BHP Billiton PLC	415,450	3,613,259
EMAP PLC	155,900	2,096,893
GlaxoSmithKline PLC	334,600	6,787,166
Kingfisher PLC	723,786	3,765,772
Royal Bank of Scotland Group PLC	147,707	4,263,340
Smith & Nephew PLC	333,756	3,600,378
Trinity Mirror PLC	302,293	3,571,411
Vodafone Group PLC	2,043,121	4,484,144

(Cost $27,261,259)		32,182,363

Total Common Stocks (Cost $149,864,085)		177,978,206

Preferred Stock 1.9%
Germany
Henkel KGaA (Cost $2,856,192)	43,091	3,686,408
Securities Lending Collateral 4.5%
Daily Assets Fund Institutional, 1.15% (c) (e) (Cost $8,551,498)	8,551,498	8,551,498
Cash Equivalents 0.4%
Scudder Cash Management QP Trust, 1.20% (b) (Cost $683,011)	683,011	683,011

Total Investment Portfolio - 100.0% (Cost $161,954,786) (a)		190,899,123

At June 30, 2004, the Scudder International Select Equity Portfolio had the following industry diversification:

Industry	Value	Percent
Financials	$43,277,766	22.7%
Consumer Discretionary	26,817,919	14.0%
Industrials	19,767,222	10.3%
Information Technology	16,349,243	8.6%
Energy	15,501,149	8.1%
Health Care	15,433,832	8.1%
Consumer Staples	12,936,887	6.8%
Telecommunication Services	12,649,211	6.6%
Materials	10,619,248	5.6%
Utilities	8,312,137	4.3%

Total Common and Preferred Stocks	181,664,614	95.1%

Cash Equivalents	683,011	0.4%
Securities lending Collateral	8,551,498	4.5%

Total Investment Portfolio	$190,899,123	100.0%

Notes to Scudder International Select Equity Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $162,713,258. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $28,185,865. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $30,604,596 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,418,731.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2004 amounted to $8,211,391, which is 4.5% of total net assets.

(e)	Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

79

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $152,720,277)	$181,664,614
Investment in Daily Assets Fund Institutional* (cost $8,551,498)	8,551,498
Investment in Scudder Cash Management QP Trust (cost $683,011)	683,011

Total investments in securities, at value (cost $161,954,786)	190,899,123

Foreign currency, at value (cost $387,702)	387,960
Dividends receivable	478,253
Interest receivable	48,285
Receivable for Portfolio shares sold	290,593
Foreign taxes recoverable	250,017

Total assets	192,354,231

Liabilities
Due to custodian bank	32,574
Payable for investments purchased	1,516,980
Payable for Portfolio shares redeemed	116,034
Payable upon return of securities loaned	8,551,498
Accrued management fee	129,259
Other accrued expenses and payables	71,034

Total liabilities	10,417,379

Net assets, at value	$181,936,852

Net Assets
Net assets consist of:
Undistributed net investment income	1,706,495
Net unrealized appreciation (depreciation) on: Investments	28,944,337
Foreign currency related transactions	47,598
Accumulated net realized gain (loss)	(55,930,277)
Paid-in capital	207,168,699

Net assets, at value	$181,936,852

Class A
Net Asset Value, offering and redemption price per share ($149,101,617 / 14,501,151 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.28
Class B
Net Asset Value, offering and redemption price per share ($32,835,235 / 3,197,230 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.27

80

Statement of Operations for the six months ended June 30, 2004 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $309,886)	$2,477,433
Interest - Scudder Cash Management QP Trust	19,914
Securities lending income	106,580

Total Income	2,603,927

Expenses:
Management fee	654,964
Custodian fees	66,650
Distribution service fees (Class B)	30,314
Record keeping fees (Class B)	16,493
Auditing	24,605
Legal	4,855
Trustees’ fees and expenses	7,974
Reports to shareholders	6,675
Other	5,866

Total expenses, before expense reduction	818,396

Expense reduction	(508)

Total expenses, after expense reduction	817,888

Net investment income (loss)	1,786,039

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	4,485,718
Foreign currency related transactions	63,366

4,549,084

Net unrealized appreciation (depreciation) during the period on:
Investments	(3,001,243)
Foreign currency related transactions	(57,138)

(3,058,381)

Net gain (loss) on investment transactions	1,490,703

Net increase (decrease) in net assets resulting from operations	$3,276,742

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

81

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,786,039	$1,470,136
Net realized gain (loss) on investment transactions	4,549,084	(2,277,480)
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,058,381)	36,999,340

Net increase (decrease) in net assets resulting from operations	3,276,742	36,191,996

Distributions to shareholders from:
Net investment income
Class A	(1,616,136)	(1,518,587)
Class B	(162,336)	(31,424)
Portfolio share transactions:
Class A
Proceeds from shares sold	19,806,318	34,706,923
Reinvestment of distributions	1,616,136	1,518,587
Cost of shares redeemed	(20,289,121)	(40,601,242)

Net increase (decrease) in net assets from Class A share transactions	1,133,333	(4,375,732)

Class B
Proceeds from shares sold	16,871,313	16,228,216
Reinvestment of distributions	162,336	31,424
Cost of shares redeemed	(2,234,113)	(2,025,107)

Net increase (decrease) in net assets from Class B share transactions	14,799,536	14,234,533

Increase (decrease) in net assets	17,431,139	44,500,786
Net assets at beginning of period	164,505,713	120,004,927

Net assets at end of period (including undistributed net investment income of $1,706,495 and $1,698,928, respectively)	$181,936,852	$164,505,713

Other Information
Class A
Shares outstanding at beginning of period	14,404,846	15,029,877
Shares sold	1,892,360	4,153,733
Shares issued to shareholders in reinvestment of distributions	154,506	216,015
Shares redeemed	(1,950,561)	(4,994,779)
Net increase (decrease) in Portfolio shares	96,305	(625,031)

Shares outstanding at end of period	14,501,151	14,404,846

Class B
Shares outstanding at beginning of period	1,760,419	48,435
Shares sold	1,633,327	1,925,484
Shares issued to shareholders in reinvestment of distributions	15,520	4,470
Shares redeemed	(212,036)	(217,970)
Net increase (decrease) in Portfolio shares	1,436,811	1,711,984

Shares outstanding at end of period	3,197,230	1,760,419

The accompanying notes are an integral part of the financial statements.

82

Financial Highlights

Class A

Years Ended December 31,	2004[a]		2003	2002	2001	2000[b]	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$10.18		$7.96	$9.24	$14.73	$21.45	$17.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.11		.10	.12	.05	.08	.07
Net realized and unrealized gain (loss) on investment transactions	.10		2.23	(1.36)	(3.46)	(3.90)	6.73

Total from investment operations	.21		2.33	(1.24)	(3.41)	(3.82)	6.80

Less distributions from:
Net investment income	(.11)		(.11)	(.04)	(.10)	—	(.20)
Net realized gains on investment transactions	—		—	—	(1.98)	(2.90)	(2.15)

Total distributions	(.11)		(.11)	(.04)	(2.08)	(2.90)	(2.35)

Net asset value, end of period	$10.28		$10.18	$7.96	$9.24	$14.73	$21.45

Total Return (%)	2.06	**	29.83	(13.48)	(24.43)	(20.49)	45.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	149		147	120	121	179	252
Ratio of expenses (%)	.89	*	.94	.85	.92	.84	.94
Ratio of net investment income (loss) (%)	2.07	*	1.17	1.46	.44	.47	.40
Portfolio turnover rate (%)	99	*	139	190	145	87	136

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[c]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$10.15		$7.94	$8.98
Income (loss) from investment operations:
Net investment income (loss)[c]	.10		.06	.02
Net realized and unrealized gain (loss) on investment transactions	.09		2.24	(1.06)

Total from investment operations	.19		2.30	(1.04)

Less distributions from:
Net investment income	(.07)		(.09)	—

Total distributions	(.07)		(.09)	—

Net asset value, end of period	$10.27		$10.15	$7.94

Total Return (%)	1.87	**	29.42	(11.58	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33		18	.4
Ratio of expenses (%)	1.28	*	1.33	1.11	*
Ratio of net investment income (loss) (%)	1.68	*	.78	.54	*
Portfolio turnover rate (%)	99	*	139	190

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

83

Management Summary June 30, 2004

Scudder Large Cap Value Portfolio

In April, Scudder Contrarian Portfolio was renamed Scudder Large Cap Value Portfolio to better reflect its primary investment in large-company value stocks. Scudder Large Cap Value Portfolio Class A shares gained 2.54% (unadjusted for contract charges), underperforming the 3.94% total return of the portfolio’s benchmark, the Russell 1000 Value Index, for the six months ended June 30, 2004.

The portfolio slipped during the first quarter, due to investor bias toward lower-quality, higher-risk and smaller-capitalization stocks. Increased interest rates and geopolitical concerns further hampered performance by prompting investors to turn away from the economically sensitive industries in which the portfolio was more heavily invested. During the second quarter, the market improved relative to the managers’ approach. Also, an overweight position in health care (which benefited by being more traditionally defensive) and an underweight in financials (hit hard by increased interest rates) helped the portfolio outperform the benchmark for the period.

Contributing most were underweight positions in consumer discretionary and consumer staples stocks, which suffered during the first quarter’s defensive rotation. The portfolio also benefited from positioning in industrial stocks, several of which posted solid gains, including Honeywell International, Inc. Detracting most were issue-specific disappointments within technology, including losses in Intel Corp. and Nokia Oyj. An underweight in energy also kept the portfolio from fully participating in that sector’s continued strong run.

The managers continue to maintain a modest cyclical tilt and to emphasize high-quality stocks with lower valuations and higher earnings, dividend growth rates and yields than the market average.

Thomas F. Sassi

Lead Manager

Steve Scrudato

Manager

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please see scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information concerning the portfolio holdings of the portfolio as of month-end is available upon request on the 16th of the following month.

Risk Considerations

The portfolio is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

84

Investment Portfolio June 30, 2004 (Unaudited)

Scudder Large Cap Value Portfolio

	Shares	Value ($)
Common Stocks 97.3%
Consumer Discretionary 5.8%
Hotels Restaurants & Leisure 0.9%
McDonald’s Corp.	108,400	2,818,400
Multiline Retail 1.2%
Family Dollar Stores, Inc.	72,700	2,211,534
Federated Department Stores, Inc.	30,600	1,502,460

		3,713,994

Specialty Retail 3.7%
Limited Brands	368,500	6,890,950
Sherwin-Williams Co.	99,000	4,113,450

		11,004,400

Consumer Staples 6.8%
Food Products 4.7%
ConAgra Foods, Inc.	180,500	4,887,940
General Mills, Inc.	91,100	4,329,983
Sara Lee Corp.	214,200	4,924,458

		14,142,381

Household Products 2.1%
Colgate-Palmolive Co.	56,900	3,325,805
Kimberly-Clark Corp.	46,400	3,056,832

		6,382,637

Energy 7.0%
Oil & Gas
BP PLC (ADR)	61,344	3,286,198
ChevronTexaco Corp.	33,400	3,143,274
ConocoPhillips	52,600	4,012,854
ExxonMobil Corp.	184,000	8,171,440
Royal Dutch Petroleum Co. (NY Shares)	44,200	2,283,814

		20,897,580

Financials 30.6%
Banks 16.8%
AmSouth Bancorp.	229,300	5,840,271
Bank of America Corp.	114,613	9,698,552
BB&T Corp.	125,200	4,628,644
First Horizon National Corp.	51,300	2,332,611
National City Corp.	133,500	4,673,835
PNC Financial Services Group	144,200	7,654,136
SunTrust Banks, Inc.	51,400	3,340,486
US Bancorp.	222,000	6,118,320
Wachovia Corp.	139,500	6,207,750

		50,494,605

Capital Markets 3.9%
Bear Stearns Companies, Inc.	41,900	3,532,589
Merrill Lynch & Co., Inc.	96,700	5,219,866
Morgan Stanley	55,000	2,902,350

		11,654,805

Diversified Financial Services 8.3%
Citigroup, Inc.	188,000	8,742,000
Fannie Mae	44,000	3,139,840

85

	Shares	Value ($)
Freddie Mac	44,400	2,810,520
J.P. Morgan Chase & Co.	264,700	10,262,419

		24,954,779

Insurance 1.6%
Allstate Corp.	39,800	1,852,690
American International Group, Inc.	39,400	2,808,432

		4,661,122

Health Care 15.4%
Health Care Equipment & Supplies 4.4%
Baxter International, Inc.	219,500	7,574,945
Waters Corp.*	121,000	5,781,380

		13,356,325

Pharmaceuticals 11.0%
Abbott Laboratories	116,600	4,752,616
Bristol-Myers Squibb Co.	289,900	7,102,550
Johnson & Johnson	121,100	6,745,270
Merck & Co., Inc.	107,700	5,115,750
Pfizer, Inc.	144,300	4,946,604
Wyeth	119,000	4,303,040

		32,965,830

Industrials 10.1%
Aerospace & Defense 2.6%
Honeywell International, Inc.	165,100	6,047,613
United Technologies Corp.	17,200	1,573,456

		7,621,069

Commercial Services & Supplies 2.1%
Avery Dennison Corp.	63,900	4,090,239
Pitney Bowes, Inc.	50,400	2,230,200

		6,320,439

Electrical Equipment 1.0%
Emerson Electric Co.	48,200	3,063,110
Industrial Conglomerates 4.4%
General Electric Co.	257,200	8,333,280
Textron, Inc.	81,600	4,842,960

		13,176,240

Information Technology 13.9%
Communications Equipment 1.5%
Nokia Oyj (ADR)	295,400	4,295,116
Computers & Peripherals 3.8%
Hewlett-Packard Co.	222,097	4,686,246
International Business Machines Corp.	76,000	6,699,400

		11,385,646

IT Consulting & Services 2.0%
Automatic Data Processing, Inc.	145,200	6,080,976
Semiconductors & Semiconductor Equipment 5.1%
Applied Materials, Inc.*	226,200	4,438,044
Intel Corp.	262,700	7,250,520
Texas Instruments, Inc.	150,400	3,636,672

		15,325,236

86

	Shares	Value ($)
Software 1.5%
Microsoft Corp.	158,600	4,529,616
Materials 6.3%
Chemicals 2.3%
Air Products & Chemicals, Inc.	97,400	5,108,630
Dow Chemical Co.	45,100	1,835,570

		6,944,200

Containers & Packaging 2.2%
Sonoco Products Co.	259,200	6,609,600
Metals & Mining 1.8%
Alcoa, Inc.	162,800	5,377,284
Telecommunication Services 1.1%
Diversified Telecommunication Services
SBC Communications, Inc.	130,700	3,169,476

	Shares	Value ($)
Utilities 0.3%
Electric Utilities
Southern Co.	27,000	787,050

Total Common Stocks (Cost $256,059,635)		291,731,916

Cash Equivalents 2.7%
Scudder Cash Management QP Trust, 1.20% (b) (Cost $8,018,889)	8,018,889	8,018,889

Total Investment Portfolio - 100.0% (Cost $264,078,524) (a)		299,750,805

Notes to Scudder Large Cap Value Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $265,701,291. At June 30, 2004, net realized appreciation for all securities based on tax cost was $34,049,514. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $40,470,164 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,420,650.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

87

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $256,059,635)	$291,731,916
Investment in Scudder Cash Management QP Trust (cost $8,018,889)	8,018,889

Total investments in securities, at value (cost $264,078,524)	299,750,805

Cash	10,000
Receivable for investments sold	671,835
Dividends receivable	488,199
Interest receivable	7,486
Receivable for Portfolio shares sold	54,094
Other assets	9,407

Total assets	300,991,826

Liabilities
Payable for Portfolio shares redeemed	126,569
Accrued management fee	193,470
Other accrued expenses and payables	60,929
Total liabilities	380,968

Net assets, at value	$300,610,858

Net Assets
Net assets consist of:
Undistributed net investment income	$2,084,662
Net unrealized appreciation (depreciation) on investments	35,672,281
Accumulated net realized gain (loss)	(30,348,441)
Paid-in capital	293,202,356

Net assets, at value	$300,610,858

Class A
Net Asset Value, offering and redemption price per share ($264,470,468 / 17,977,907 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.71
Class B
Net Asset Value, offering and redemption price per share ($36,140,390 / 2,455,173 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.72

88

Statement of Operations for the six months ended June 30, 2004 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $15,511)	$3,292,691
Interest - Scudder Cash Management QP Trust	106,445
Securities lending income	7,701

Total Income	3,406,837

Expenses:
Management fee	1,087,048
Custodian fees	13,244
Distribution service fees (Class B)	32,923
Record keeping fees (Class B)	17,570
Auditing	29,820
Legal	2,810
Reports to shareholders	20,084
Other	1,940

Total expenses, before expense reductions	1,205,439

Expense reductions	(785)

Total expenses, after expense reductions	1,204,654

Net investment income (loss)	2,202,183

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	9,834,619
Net unrealized appreciation (depreciation) during the period on investments	(4,761,462)

Net gain (loss) on investment transactions	5,073,157

Net increase (decrease) in net assets resulting from operations	$7,275,340

The accompanying notes are an integral part of the financial statements.

89

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,202,183	$4,449,706
Net realized gain (loss) on investment transactions	9,834,619	(2,062,532)
Net unrealized appreciation (depreciation) on investment transactions during the period	(4,761,462)	64,744,276

Net increase (decrease) in net assets resulting from operations	7,275,340	67,131,450

Distributions to shareholders from:
Net investment income
Class A	(4,099,698)	(4,338,949)
Class B	(305,336)	(34,467)
Portfolio share transactions:
Class A
Proceeds from shares sold	13,302,105	21,484,093
Reinvestment of distributions	4,099,698	4,338,949
Cost of shares redeemed	(18,245,213)	(38,394,030)

Net increase (decrease) in net assets from Class A share transactions	(843,410)	(12,570,988)

Class B
Proceeds from shares sold	18,093,115	15,038,872
Reinvestment of distributions	305,336	34,467
Cost of shares redeemed	(325,849)	(130,010)

Net increase (decrease) in net assets from Class B share transactions	18,072,602	14,943,329

Increase (decrease) in net assets	20,099,498	65,130,375
Net assets at beginning of period	280,511,360	215,380,985

Net assets at end of period (including undistributed net investment income of $2,084,662 and $4,287,513, respectively)	$300,610,858	$280,511,360

Other Information
Class A
Shares outstanding at beginning of period	18,033,776	19,122,645
Shares sold	908,988	1,748,402
Shares issued to shareholders in reinvestment of distributions	282,738	417,608
Shares redeemed	(1,247,595)	(3,254,879)
Net increase (decrease) in Portfolio shares	(55,869)	(1,088,869)

Shares outstanding at end of period	17,977,907	18,033,776

Class B
Shares outstanding at beginning of period	1,221,656	44,927
Shares sold	1,234,876	1,182,972
Shares issued to shareholders in reinvestment of distributions	21,029	3,314
Shares redeemed	(22,388)	(9,557)
Net increase (decrease) in Portfolio shares	1,233,517	1,176,729

Shares outstanding at end of period	2,455,173	1,221,656

The accompanying notes are an integral part of the financial statements.

90

Financial Highlights

Class A

Years Ended December 31,	2004[a]		2003	2002	2001	2000[b]	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$14.57		$11.24	$13.40	$13.40	$14.70	$17.57
Income (loss) from investment operations:
Net investment income (loss)[c]	.11		.24	.23	.23	.30	.37
Net realized and unrealized gain (loss) on investment transactions	.26		3.33	(2.20)	.01	1.40	(1.94)

Total from investment operations	.37		3.57	(1.97)	.24	1.70	(1.57)

Less distributions from:
Net investment income	(.23)		(.24)	(.19)	(.24)	(.40)	(.30)
Net realized gains on investment transactions	—		—	—	—	(2.60)	(1.00)

Total distributions	(.23)		(.24)	(.19)	(.24)	(3.00)	(1.30)

Net asset value, end of period	$14.71		$14.57	$11.24	$13.40	$13.40	$14.70

Total Return (%)	2.54	**	32.60	(14.98)	1.87	16.13	(10.21)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	264		263	215	257	219	237
Ratio of expenses before expense reductions (%)	.79	*	.80	.79	.79	.80	.81
Ratio of expenses after expense reductions (%)	.79	*	.80	.79	.79	.80	.80
Ratio of net investment income (loss) (%)	1.54	*	1.94	1.84	1.75	2.55	2.14
Portfolio turnover rate (%)	51	*	58	84	72	56	88

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[c]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$14.55		$11.23	$12.77
Income (loss) from investment operations:
Net investment income (loss)[c]	.08		.18	.15
Net realized and unrealized gain (loss) on investment transactions	.26		3.35	(1.69)

Total from investment operations	.34		3.53	(1.54)

Less distributions from:
Net investment income	(.17)		(.21)	—

Net asset value, end of period	$14.72		$14.55	$11.23

Total Return (%)	2.35	**	32.19	(12.06	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36		18	.5
Ratio of expenses (%)	1.17	*	1.19	1.04	*
Ratio of net investment income (loss) (%)	1.16	*	1.55	2.74	*
Portfolio turnover rate (%)	51	*	58	84	**

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

91

Management Summary June 30, 2004

Scudder Money Market Portfolio

At the start of 2004, with economic recovery beginning to gather momentum, the market’s focus turned to job creation. With every monthly announcement by the government during the first quarter of 2004, investors grew more and more disappointed, as job creation remained subdued. Money market yields reacted accordingly, with the one-year LIBOR declining from 1.60% at the start of this year to 1.35% by the end of March. Then, in early April, fixed-income markets experienced a dramatic turnaround as the government reported that the economy had created more than 300,000 new jobs in March. Throughout the first half of 2004, the Federal Reserve was hinting that it would soon change its policy and shift away from an accommodative stance. The Fed finally acted during its late-June meetings, raising the federal funds rate by 25 basis points and stating that it would conduct its credit tightening program “at a pace that is likely to be measured.”

For the six-month period ended June 30, 2004, the portfolio provided a total return of 0.33% (Class A shares, unadjusted for contract charges), compared with the 0.26% average return for funds in the Lipper Variable Money Market Funds category for the same period, according to Lipper Inc. The seven-day current yield for the portfolio was 0.51% as of June 30, 2004.

During the period, we pursued a “barbell” strategy, that is, we purchased longer-duration instruments with maturities of six to nine months and - increasingly - short-term securities with maturities of three months or less. We kept the shorter-term securities in the portfolio to meet liquidity needs. Toward the close of the period, we began to decrease the portfolio’s average maturity slightly so that more of its securities would mature more quickly, and we could invest at higher interest rates when the Fed began to increase the federal funds rate. Going forward, we will continue our insistence on the highest credit quality within the portfolio and maintain our conservative investment strategies and standards.

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Deutsche Investment Management Americas Inc.

Performance is historical, assumes reinvestment of all dividends, and does not guarantee future results. Current performance may be higher or lower than the performance quoted. Please see scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the fund than the total return quotation.

Information concerning the portfolio holdings of the portfolio as of month-end is available upon request on the 16th of the following month.

Risk Considerations

An investment in this portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio. Please read this portfolio’s prospectus for specific details regarding its investment and risk profile.

LIBOR, the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

The Lipper Variable Money Market Funds category includes funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days and that intend to keep a constant net asset value. It is not possible to invest directly in a Lipper category.

Portfolio management market commentary is as of June 30, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

92

Investment Portfolio June 30, 2004 (Unaudited)

Scudder Money Market Portfolio

	Principal Amount ($)	Value ($)
Certificates of Deposit and Bank Notes 18.2%
ABN Amro Bank NV, 1.45%, 11/17/2004	2,500,000	2,502,024
Barclays Bank PLC:
1.11%, 9/7/2004	5,000,000	5,000,275
1.21%, 10/19/2004	8,000,000	7,990,934
HBOS Treasury Service PLC, 1.12%, 8/10/2004	10,000,000	10,000,000
KBC Bank NV, 1.47%, 11/12/2004	12,000,000	11,999,540
Nationwide Building, 1.1%, 9/9/2004	15,000,000	15,000,290
Societe Generale, 1.185%, 1/4/2005	5,000,000	5,000,000
Toronto Dominion Bank, 1.25%, 12/31/2004	3,000,000	3,001,796
UniCredito Italiano SpA, 1.105%, 8/17/2004	5,000,000	5,000,032
Westdeutsche Landesbank AG, 1.41%, 9/3/2004	5,000,000	5,000,088

Total Certificates of Deposit and Bank Notes (Cost $70,494,979)		70,494,979

Commercial Paper 30.1%
Apreco LLC, 1.07%**, 7/15/2004	5,000,000	4,997,919
CC (USA), Inc., 1.1%**, 7/22/2004	2,263,000	2,261,548
GE Capital International Funding, Inc., 1.07%**, 7/1/2004	12,000,000	12,000,000
Genworth Finance, Inc., 1.1%**, 7/1/2004	5,000,000	5,000,000
Grampain Funding Ltd., 1.5%**, 11/15/2004	6,000,000	5,965,750
Irish Life and Permanent PLC, 1.18%**, 8/6/2004	12,000,000	11,985,840
K2 (USA) LLC:
1.09%*, 9/28/2004	4,500,000	4,487,874
1.1%*, 8/16/2004	12,000,000	11,983,133
Lake Constance Funding LLC:
0.01%**, 7/15/2004	3,000,000	2,998,705
1.1%**, 8/11/2004	10,000,000	9,987,472
1.25%**, 10/20/2004	4,000,000	3,984,584
Liberty Street Funding Corp., 1.26%**, 7/9/2004	18,000,000	17,994,960
Preferred Receivables Funding, 1.26%**, 7/16/2004	18,000,000	17,990,550
Sheffield Receivables Corp., 1.26%**, 7/21/2004	5,000,000	4,996,500

Total Commercial Paper (Cost $116,634,835)		116,634,835

Floating Rate Notes* 23.4%
American Honda Finance Corp., 144A, 1.29%, 10/7/2004	5,000,000	5,002,562

93

	Principal Amount ($)	Value ($)
Bayerische Landesbank Girozentrale, 1.26%, 8/25/2004	10,000,000	9,999,999
Canadian Imperial Bank of Commerce, 1.27%, 8/25/2004	10,000,000	10,000,227
CC (USA), Inc., 144A, 1.246%, 10/20/2004	10,000,000	9,999,698
Depfa Bank Plc, 1.27%, 6/15/2005	4,000,000	4,000,000
Dorada Finance, Inc., 144A, 1.235%, 10/20/2004	10,000,000	9,999,717
Freddie Mac, 1.1%, 10/7/2005	10,000,000	10,000,000
General Electric Capital Corp., 1.67%, 9/15/2004	5,600,000	5,602,231
IBM Corp., 1.535%, 9/10/2004	6,000,000	6,002,011
Morgan Stanley:
1.23%, 7/23/2004	5,000,000	5,000,000
1.23%, 8/27/2004	5,000,000	5,000,000
Norddeutsche Landesbank Girozentrale, 1.236%, 7/26/2004	10,000,000	9,999,898

Total Floating Rate Notes (Cost $90,606,343)		90,606,343

Short-Term Notes 4.2%
Abbott Laboratories, 5.125%, 7/1/2004	3,545,000	3,545,000
American General Finance Corp., 7.45%, 1/15/2005	7,000,000	7,232,799
AriStar, Inc., 7.375%, 9/1/2004	3,100,000	3,132,616
Chase Manhattan Corp., 6.75%, 12/1/2004	2,500,000	2,556,634

Total Fixed Rate Notes (Cost $16,467,049)		16,467,049

US Government Sponsored Agencies 3.5%
Federal Home Loan Bank, 1.5%, 3/8/2005	5,000,000	5,000,000
Federal Home Loan Mortgage Corp., 1.219%, 2/14/2005	5,000,000	5,000,000
Federal National Mortgage Association, 1.75%, 5/23/2005	3,500,000	3,500,000

Total US Government Sponsored Agencies (Cost $13,500,000)		13,500,000

US Government Agency Sponsored Pass-Thrus 1.3%
Federal Home Loan Mortgage Corp., 1.135%, 11/7/2005 (Cost $5,000,000)	5,000,000	5,000,000
Asset Backed 0.1%
Nissan Auto Receivables Owner Trust, “A1”, Series 2003-C, 1.148%, 11/15/2004 (Cost $364,432)	364,488	364,432

94

	Principal Amount ($)	Value ($)
Government National Mortgage Association 2.6%
Government National Mortgage Association, 1.23%, 2/18/2005 (Cost $10,000,000)	10,000,000	10,000,000
Promissory Notes 2.6%
Goldman Sachs Group, Inc.:
1.31%, 9/3/2004	5,000,000	5,000,000
1.43%, 9/3/2004	5,000,000	5,000,000

Total Promissory Note (Cost $10,000,000)		10,000,000

	Principal Amount ($)	Value ($)
Repurchase Agreements 14.0%
Goldman Sachs Co., Inc., 1.6%, dated 6/30/2004, to be repurchased at $53,002,356 on 7/1/2004 (b)	53,000,000	53,000,000
State Street Bank and Trust Co., 1.35%, dated 6/30/2004, to be repurchased at $1,370,051 on 7/1/2004 (c)	1,370,000	1,370,000

Total Repurchase Agreements (Cost $54,370,000)		54,370,000

Total Investment Portfolio - 100.0% (Cost $387,437,638) (a)		387,437,638

Notes to Scudder Money Market Portfolio of Investments

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2004.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	Cost for federal income tax purposes was $387,437,637.

(b)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
11,262,205	Fannie Mae	6.00	7/1/2034	11,459,857
6,863,348	Fannie Mae	5.00	5/1/2034	6,595,609
6,801,931	Fannie Mae	4.00	12/1/2033	6,008,282
7,354,410	Fannie Mae	5.50	9/1/2017	7,516,060
9,358,033	Fannie Mae	6.50	7/1/2032	9,722,529
8,261,964	Fannie Mae	6.50	10/1/2021	8,625,820
3,817,555	Fannie Mae	6.00	7/1/2034	3,884,553

				53,812,710

(c)	Collateralized by a $1,400,000 US Treasury Note, 1.11% maturing on 8/5/2004 with a value of $1,398,320.

The accompanying notes are an integral part of the financial statements.

95

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at amortized cost	$333,067,638
Repurchase agreements, at amortized cost	54,370,000

Total investments in securities, at amortized cost	387,437,638

Cash	9,692
Receivable for investments sold	47,940
Interest receivable	907,028

Total assets	388,402,298

Liabilities
Payable for Portfolio shares redeemed	873,098
Dividends payable	73,953
Accrued management fee	161,342
Other accrued expenses and payables	19,723

Total liabilities	1,128,116

Net assets, at value	$387,274,182

Net Assets
Net assets consist of:
Accumulated distributions in excess of net investment income	(67,451)
Accumulated net realized gain (loss)	3,761
Paid-in capital	387,337,872

Net assets, at value	$387,274,182

Class A
Net Asset Value, offering and redemption price per share ($322,297,596 / 322,349,220 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$1.00
Class B
Net Asset Value, offering and redemption price per share ($64,976,586 / 64,985,171 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$1.00

96

Statement of Operations for the six months ended June 30, 2004 (Unaudited)

Investment Income
Income:
Interest	$2,213,737
Expenses:
Management fee	954,656
Custodian fees	5,230
Distribution service fees (Class B)	79,095
Record keeping fees (Class B)	43,079
Auditing	6,210
Other	283

Total expenses, before expense reductions	1,088,553

Expense reductions	(1,797)

Total expenses, after expense reductions	1,086,756

Net investment income	1,126,981

Net realized gain (loss) from investments	3,761

Net increase (decrease) in net assets resulting from operations	$1,130,742

The accompanying notes are an integral part of the financial statements.

97

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,126,981	$3,494,967
Net realized gain (loss) on investment transactions	3,761	41

Net increase (decrease) in net assets resulting from operations	1,130,742	3,495,008

Distributions to shareholders from:
Net investment income
Class A	(1,083,208)	(3,404,574)
Class B	(86,784)	(96,426)
Portfolio share transactions:
Class A
Proceeds from shares sold	166,822,073	312,219,158
Reinvestment of distributions	1,114,902	3,301,598
Cost of shares redeemed	(172,090,965)	(559,028,884)

Net increase (decrease) in net assets from Class A share transactions	(4,153,990)	(243,508,128)

Class B
Proceeds from shares sold	43,738,467	92,463,564
Reinvestment of distributions	93,014	87,495
Cost of shares redeemed	(45,273,468)	(28,805,563)

Net increase (decrease) in net assets from Class B share transactions	(1,441,987)	63,745,496

Increase (decrease) in net assets	(5,635,227)	(179,768,624)
Net assets at beginning of period	392,909,409	572,678,033

Net assets at end of period (including accumulated distributions in excess of net investment income of $67,451 and $24,440, respectively)	$387,274,182	$392,909,409

Other Information
Class A
Shares outstanding at beginning of period	326,503,210	570,017,689
Shares sold	166,822,073	312,219,158
Shares issued to shareholders in reinvestment of distributions	1,114,902	3,301,598
Shares redeemed	(172,090,965)	(559,035,235)
Net increase (decrease) in Portfolio shares	(4,153,990)	(243,514,479)

Shares outstanding at end of period	322,349,220	326,503,210

Class B
Shares outstanding at beginning of period	66,427,158	2,681,662
Shares sold	43,738,467	92,463,564
Shares issued to shareholders in reinvestment of distributions	93,014	87,495
Shares redeemed	(45,273,468)	(28,805,563)
Net increase (decrease) in Portfolio shares	(1,441,987)	63,745,496

Shares outstanding at end of period	64,985,171	66,427,158

The accompanying notes are an integral part of the financial statements.

98

Financial Highlights

Class A

Years Ended December 31,	2004[a]		2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income	.003		.007	.013	.037	.059	.050

Total from investment operations	.003		.007	.013	.037	.059	.050

Less distributions from:
Net investment income	(.003)		(.007)	(.013)	(.037)	(.059)	(.050)

Total distributions	(.003)		(.007)	(.013)	(.037)	(.059)	(.050)

Net asset value, end of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Total Return (%)	.33	**	.72	1.35	3.75	6.10	4.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	322		326	570	671	279	231
Ratio of expenses (%)	.50	*	.54	.54	.55	.58	.54
Ratio of net investment income (%)	.64	*	.73	1.35	3.39	5.94	4.77

Class B

Years Ended December 31,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$1.000		$1.000	$1.000
Income from investment operations:
Net investment income	.001		.004	.007

Total from investment operations	.001		.004	.007

Less distributions from:
Net investment income	(.001)		(.004)	(.007)

Total distributions	(.001)		(.004)	(.007)

Net asset value, end of period	$1.000		$1.000	$1.000

Total Return (%)	.14	**	.42	.67	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65		66	3
Ratio of expenses before expense reductions (%)	.89	*	.93	.79	*
Ratio of expenses after expense reductions (%)	.89	*	.92	.64	*
Ratio of net investment income (%)	.25	*	.35	1.11	*

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

*	Annualized

**	Not annualized

99

Management Summary June 30, 2004

Scudder Small Cap Growth Portfolio

Small-cap shares produced solid returns during the first half of the year, outperforming both mid- and larger-cap issues. Notably, the type of small, low-quality and richly valued companies that dominated market returns last year continued their year-to-date reversal. This provided a more favorable investment backdrop for managers such as us, who focus on quality companies with attractive valuations and fundamentals. In this environment, the portfolio produced a total return of 6.17% (Class A shares, unadjusted for contract charges, and for the six-month period ended June 30, 2004), ahead of the 5.68% return of the Russell 2000 Growth Index.

From the standpoint of sector allocation, relative performance was helped by an overweight in consumer staples and an underweight in financials but was hurt by an underweight in health care and an overweight in information technology. With respect to individual stock selection, we added value with our picks in the consumer staples and information technology sectors, while our investment decisions within health care and consumer discretionary detracted. On a net basis, sector allocation had a neutral effect while stock selection was a positive. Top-10 holding United Natural Foods, Inc. was the most significant individual contributor, and Alliance Gaming Corp. (not held as of June 30) was the largest detractor.

We believe the market’s renewed focus on fundamentals and valuations should better enable us to add value through our specialty, individual stock selection. We are looking to increase the portfolio’s exposure in the health care sector, and we have begun to trim its weighting in financials. In general, our goal is to position the portfolio for a potentially more challenging environment by focusing on companies that are generating the strongest earnings growth.

Audrey M.T. Jones*

Samuel A. Dedio

Robert S. Janis

Co-Managers

Deutsche Investment Management Americas Inc.

*	Ms. Jones retired on June 30, 2004. Effective July 1, 2004, Mr. Dedio and Mr. Janis are co-lead portfolio managers of the Portfolio.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please see scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information concerning the portfolio holdings of the portfolio as of month-end is available upon request on the 16th of the following month.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Finally, derivatives may be more volatile and less liquid than traditional securities and the portfolio could suffer losses on its derivatives positions. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 2000 Growth Index is an unmanaged, capitalization-weighted index containing the growth stocks in the Russell 2000 Index. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Portfolio management market commentary is as of June 30, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

100

Investment Portfolio June 30, 2004 (Unaudited)

Scudder Small Cap Growth Portfolio

	Shares	Value ($)
Common Stocks 84.3%
Consumer Discretionary 14.4%
Auto Components 1.8%
Keystone Automotive Industries, Inc.*	171,100	4,771,979
Automobiles 1.5%
Thor Industries, Inc.	125,600	4,202,576
Hotels Restaurants & Leisure 4.7%
Buffalo Wild Wings, Inc.* (d)	76,100	2,104,165
LIFE TIME FITNESS, Inc.*	63,200	1,327,200
Panera Bread Co. “A”* (d)	81,200	2,913,456
RARE Hospitality International, Inc.*	142,700	3,553,230
Shuffle Master, Inc.* (d)	84,400	3,064,564

		12,962,615

Internet & Catalog Retail 0.9%
Sharper Image Corp.*	81,000	2,542,590
Media 1.8%
Netflix, Inc.* (d)	134,800	4,846,060
Specialty Retail 2.8%
Aeropostale, Inc.*	168,200	4,526,262
Cost Plus, Inc.*	90,500	2,936,725

		7,462,987

Textiles, Apparel & Luxury Goods 0.9%
Gildan Activewear, Inc. “A”*	81,000	2,324,700
Consumer Staples 2.6%
Food & Drug Retailing
United Natural Foods, Inc.*	240,100	6,941,291
Energy 2.5%
Energy Equipment & Services 1.2%
FMC Technologies, Inc.*	112,500	3,240,000
Oil & Gas 1.3%
Western Gas Resources, Inc.	105,000	3,410,400
Financials 6.7%
Capital Markets 3.4%
Jefferies Group, Inc.	154,800	4,786,416
Piper Jaffray Companies, Inc.*	100,300	4,536,569

		9,322,985

Diversified Financial Services 2.3%
Affiliated Managers Group, Inc.* (d)	68,150	3,432,716
National Financial Partners Corp.	78,900	2,782,803

		6,215,519

Insurance 1.0%
Triad Guaranty, Inc.*	44,300	2,578,260
Health Care 19.2%
Biotechnology 4.2%
Digene Corp.* (d)	105,700	3,861,221
Martek Biosciences Corp.*	73,200	4,111,644
Neurocrine Biosciences, Inc.*	66,200	3,432,470

		11,405,335

101

	Shares	Value ($)
Health Care Equipment & Supplies 4.2%
ICU Medical, Inc.* (d)	130,200	4,365,606
Ocular Sciences, Inc.*	109,600	4,164,800
PSS World Medical, Inc.*	257,300	2,881,760

		11,412,166

Health Care Providers & Services 7.4%
American Healthways, Inc.* (d)	95,800	2,550,196
AMERIGROUP Corp.*	79,700	3,921,240
Apria Healthcare Group, Inc.*	71,400	2,049,180
Centene Corp.*	71,000	2,737,050
Omnicell, Inc.*	117,500	1,716,675
Select Medical Corp.	254,100	3,410,022
United Surgical Partners International, Inc.*	88,400	3,489,148
Wellcare Group, Inc.	7,300	124,100

		19,997,611

Pharmaceuticals 3.4%
Able Laboratories, Inc.*	126,400	2,598,784
Connetics Corp.*	212,300	4,288,460
NPS Pharmaceuticals, Inc.* (d)	114,774	2,410,254

		9,297,498

Industrials 7.7%
Airlines 1.8%
Frontier Airlines, Inc.*	76,200	829,056
SkyWest, Inc.	239,800	4,174,918

		5,003,974

Commercial Services & Supplies 2.1%
Bright Horizons Family Solutions, Inc.*	52,500	2,814,525
CoStar Group, Inc.*	60,450	2,776,468

		5,590,993

Electrical Equipment 1.6%
General Cable Corp.* (d)	251,300	2,148,615
Ultralife Batteries, Inc.*	116,200	2,249,632

		4,398,247

Road & Rail 1.1%
Heartland Express, Inc.	107,900	2,952,144
Transportation Infrastructure 1.1%
Overnite Corp.	99,000	2,910,600
Information Technology 30.3%
Communications Equipment 5.8%
Adaptec, Inc.*	444,500	3,760,470
Avocent Corp.*	93,600	3,438,864
Foundry Networks, Inc.*	327,000	4,600,890
Juniper Networks, Inc.*	157,809	3,877,367

		15,677,591

Computers & Peripherals 2.3%
Mobility Electronics, Inc.* (d)	142,400	1,199,008
Synaptics, Inc.*	266,300	5,099,645

		6,298,653

102

	Shares	Value ($)
Electronic Equipment & Instruments 5.1%
Digital Theater Systems, Inc.*	189,900	4,965,885
Identix, Inc.*	375,200	2,802,744
Vishay Intertechnology, Inc.*	323,600	6,012,488

		13,781,117

Semiconductors & Semiconductor Equipment 6.5%
AMIS Holdings, Inc.*	301,300	5,097,996
Applied Micro Circuits Corp.*	878,900	4,675,748
ATMI, Inc.*	90,500	2,471,555
Laedis Technology, Inc.* (d)	97,900	1,312,839
Micrel, Inc.*	343,800	4,177,170

		17,735,308

Software 10.6%
Hyperion Solutions Corp.*	88,300	3,860,476
Interwoven, Inc.*	539,950	5,453,495
Kronos, Inc.*	141,300	5,821,560
Macromedia, Inc.*	190,000	4,664,500
NetIQ Corp.*	451,596	5,961,067
THQ, Inc.*	128,000	2,931,200

		28,692,298

	Shares	Value ($)
Materials 0.9%
Containers & Packaging
Packaging Corp. of America	104,000	2,485,600

Total Common Stocks (Cost $192,013,350)		228,461,097

Preferred Stock 0.0%
Convergent Networks, Inc.* (c)	113,149	6,789
fusionOne* (c)	230,203	25,322
Planetweb, Inc. “E”* (c)	137,868	0

Total Preferred Stock (Cost $2,000,004)		32,111

Securities Lending Collateral 10.2%
Daily Assets Fund Institutional, 1.15% (e) (f) (Cost $27,724,375)	27,724,375	27,724,375
Cash Equivalents 5.5%
Scudder Cash Management QP Trust 1.20% (b) (Cost $14,935,341)	14,935,341	14,935,341

Total Investment Portfolio - 100.0% (Cost $236,673,070) (a)		271,152,924

Notes to Scudder Small Cap Growth Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $236,734,328. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $34,272,934. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $43,020,695 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,747,761.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

Schedule of Restricted Securities

Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as% of Net Assets
Convergent Networks, Inc.	June 2003	—	6,789.003
fusionOne	October 2000	1,250,002	25,322.011
Planetweb, Inc. “E”	September 2000	750,002	—	—

Total Restricted Securities			32,111.014

(d)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2004 amounted to $27,044,756, which is 11.4% of net assets.

(e)	Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(f)	Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

104

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $194,013,354)	$228,493,208
Investment in Daily Assets Fund Institutional (cost $27,724,375)*	27,724,375
Investment in Scudder Cash Management QP Trust (cost $14,935,341)	14,935,341

Total investments in securities, at value (cost $236,673,070)	271,152,924

Receivable for investments sold	1,272,997
Dividends receivable	41,860
Interest receivable	27,568
Receivable for Portfolio shares sold	68,823
Other assets	22,803

Total assets	272,586,975

Liabilities
Payable upon return of securities loaned	27,724,375
Payable for investments purchased	6,990,054
Payable for Portfolio shares redeemed	205,838
Accrued management fee	126,755
Other accrued expenses and payables	61,605

Total liabilities	35,108,627

Net assets, at value	$237,478,348

Net Assets
Net assets consist of:
Accumulated net investment loss	(590,890)
Net unrealized appreciation (depreciation) on investments	34,479,854
Accumulated net realized gain (loss)	(137,010,212)
Paid-in capital	340,599,596

Net assets, at value	$237,478,348

Class A
Net Asset Value, offering and redemption price per share ($212,661,804 / 17,670,209 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.04
Class B
Net Asset Value, offering and redemption price per share ($24,816,544 / 2,075,771 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.96

*	Represents collateral on securities loaned.

105

Statement of Operations for the six months ended June 30, 2004 (Unaudited)

Investment Income
Income:
Dividends	$183,305
Interest - Scudder Cash Management QP Trust	49,935
Securities lending income	41,599

Total Income	274,839

Expenses:
Management fee	756,276
Custodian fees	8,488
Distribution service fees (Class B)	24,373
Record keeping fees (Class B)	13,376
Auditing	24,995
Legal	7,595
Trustees’ fees and expenses	2,019
Reports to shareholders	11,249
Other	3,409

Total expenses, before expense reductions	851,780

Expense reductions	(746)

Total expenses, after expense reductions	851,034

Net investment income (loss)	(576,195)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	9,392,165
Net unrealized appreciation (depreciation) during the period on investments	4,728,565

Net gain (loss) on investment transactions	14,120,730

Net increase (decrease) in net assets resulting from operations	$13,544,535

The accompanying notes are an integral part of the financial statements.

106

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(576,195)	$(782,215)
Net realized gain (loss) on investment transactions	9,392,165	21,248,380
Net unrealized appreciation (depreciation) on investment transactions during the period	4,728,565	31,300,241

Net increase (decrease) in net assets resulting from operations	13,544,535	51,766,406

Portfolio share transactions:
Class A
Proceeds from shares sold	29,221,733	46,393,822
Cost of shares redeemed	(39,047,279)	(40,809,284)

Net increase (decrease) in net assets from Class A share transactions	(9,825,546)	5,584,538

Class B
Proceeds from shares sold	8,586,752	13,298,753
Cost of shares redeemed	(201,148)	(51,363)

Net increase (decrease) in net assets from Class B share transactions	8,385,604	13,247,390

Increase (decrease) in net assets	12,104,593	70,598,334
Net assets at beginning of period	225,373,755	154,775,421

Net assets at end of period (including accumulated net investment loss of $590,890 and $14,695, respectively)	$237,478,348	$225,373,755

Other Information
Class A
Shares outstanding at beginning of period	18,522,593	18,086,694
Shares sold	2,429,809	4,700,650
Shares redeemed	(3,282,193)	(4,264,751)
Net increase (decrease) in Portfolio shares	(852,384)	435,899

Shares outstanding at end of period	17,670,209	18,522,593

Class B
Shares outstanding at beginning of period	1,358,975	52,833
Shares sold	733,871	1,310,980
Shares redeemed	(17,075)	(4,838)
Net increase (decrease) in Portfolio shares	716,796	1,306,142

Shares outstanding at end of period	2,075,771	1,358,975

The accompanying notes are an integral part of the financial statements.

107

Financial Highlights

Class A

Years Ended December 31,	2004[a]		2003	2002	2001	2000[b]	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$11.34		$8.53	$12.80	$21.64	$26.54	$19.71
Income (loss) from investment operations:
Net investment income (loss)[c]	(.03)		(.04)	(.02)	(.02)	(.09)	(.06)
Net realized and unrealized gain (loss) on investment transactions	.73		2.85	(4.25)	(6.27)	(2.01)	6.89

Total from investment operations	.70		2.81	(4.27)	(6.29)	(2.10)	6.83

Less distributions from:
Net realized gains on investment transactions	—		—	—	(2.52)	(2.80)	—
Return of capital	—		—	—	(.03)	—	—

Total distributions	—		—	—	(2.55)	(2.80)	—

Net asset value, end of period	$12.04		$11.34	$8.53	$12.80	$21.64	$26.54

Total Return (%)	6.17	**	32.94	(33.36)	(28.91)	(10.71)	34.56
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	213		210	154	232	301	264
Ratio of expenses (%)	.69	*	.69	.71	.68	.72	.71
Ratio of net investment income (loss) (%)	(.46	)*	(.41)	(.24)	(.12)	(.34)	(.30)
Portfolio turnover rate (%)	91	*	123	68	143	124	208

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[c]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$11.29		$8.52	$9.39
Income (loss) from investment operations:
Net investment income (loss)[c]	(.05)		(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.72		2.86	(.85)

Total from investment operations	.67		2.77	(.87)

Net asset value, end of period	$11.96		$11.29	$8.52

Total Return (%)	5.93	**	32.51	(9.27	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25		15	.5
Ratio of expenses (%)	1.07	*	1.08	.96	*
Ratio of net investment income (loss) (%)	(.84	)*	(.80)	(.39	)*
Portfolio turnover rate (%)	91	*	123	68

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

108

Management Summary June 30, 2004

Scudder Strategic Income Portfolio

Over the past six months, some initial positive performance for emerging-markets and high-yield bonds at the start of the period was followed by several months of reduced market activity, with less opportunity to add value strategically. For the six-month period ended June 30, 2004, the portfolio returned -1.42% (Class A shares, unadjusted for contract charges). This compares with the portfolio benchmarks’ returns of -2.82% for the JP Morgan Emerging Markets Bond Plus Index, 1.34% for the Merrill Lynch High Yield Master Cash Pay Only Index, -0.20% for the Lehman Brothers US Treasury Index and -1.53% for the Citigroup World Government Bond Index.

In late January, emerging-markets bonds sold off in reaction to indications by the Federal Reserve that it would soon be ending its accommodative stance on interest rates. Emerging-markets bonds then became range-bound until April. At that point, the combination of (1) investors’ concern over anticipated Fed actions to tighten credit, (2) measurably increased US economic activity and (3) hedge funds’ reversal of the “carry trade” led to another sell-off in emerging-markets bonds. While this sell-off did cause prices of the emerging-markets debt in the portfolio to fall in value, we continued to maintain our exposure, as we feel that the wider spreads do not reflect a significant increase in potential for default, but rather a decrease in the risk appetite among market participants. As a result, we have continued to hold our position in order to maintain the yield advantage associated with the emerging-markets debt holdings in the portfolio.

In the face of concern over near-term Fed actions, high-yield bonds sold off somewhat during the period, though they staged a brief rally in April. High-yield bonds outperformed emerging-markets bonds dramatically during the latter part of the period, and we continue to hold a significant position in high yield. Of course past performance does not guarantee future results.

Jan C. Faller

Lead Manager

Andrew P. Cestone

Sean P. McCaffrey

Portfolio Managers

Deutsche Investment Management Americas Inc.

Brett Diment

Edwin Gutierrez

Portfolio Managers

Deutsche Asset Management Investment Services Ltd.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please see scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information concerning the portfolio holdings of the portfolio as of month-end is available upon request on the 16th of the following month.

Risk Considerations

The portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets. The Merrill Lynch High Yield Master Cash Pay Only Index tracks the performance of below-investment-grade US dollar-denominated corporate bonds publicly issued in the United States domestic market. The Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market. The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries including the US with maturities greater than one year. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

109

Investment Portfolio June 30, 2004 (Unaudited)

Scudder Strategic Income Portfolio

	Principal Amount ($)(c)	Value ($)
Corporate Bonds 30.1%
Consumer Discretionary 5.8%
Adesa, Inc., 7.625%, 6/15/2012	65,000	65,569
Advantica Restaurant Co., 12.75%, 9/30/2007	53,000	56,445
AMC Entertainment, Inc., 144A, 8.0%, 3/1/2014	85,000	81,175
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	75,000	70,875
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	85,000	79,900
Buffets, Inc., 11.25%, 7/15/2010	25,000	26,125
Cablevision Systems Corp.:
144A, 5.67%, 4/1/2009** (e)	25,000	25,625
144A, 8.0%, 4/15/2012	45,000	44,325
Carrols Corp., 9.5%, 12/1/2008	55,000	56,925
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 1/15/2007, 12.125% to 1/15/2012	250,000	160,038
9.625%, 11/15/2009	70,000	56,700
144A, 10.25%, 9/15/2010	225,000	226,687
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	110,000	118,250
Circus & Eldorado, 10.125%, 3/1/2012	85,000	85,425
CKE Restaurants, Inc., 9.125%, 5/1/2009	65,000	67,600
CSC Holdings, Inc., 7.875%, 12/15/2007	105,000	109,200
Dex Media East LLC/Financial, 12.125%, 11/15/2012	410,000	478,675
DIMON, Inc., Series B, 9.625%, 10/15/2011	215,000	217,150
EchoStar DBS Corp., 6.375%, 10/1/2011	65,000	64,025
EPL Intermediate, Inc., 144A, Step-up Coupon, 0% to 3/15/2009, 12.50% to 3/15/2010	60,000	33,900
General Motors Corp., 8.25%, 7/15/2023	105,000	109,961
Herbst Gaming, Inc., 144A, 8.125%, 6/1/2012	20,000	20,275
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	100,000	80,000
International Game Technology, 8.375%, 5/15/2009	85,000	99,997
Jacobs Entertainment Co., 11.875%, 2/1/2009	120,000	133,800
Levi Strauss & Co., 12.25%, 12/15/2012	80,000	78,800
Mail-Well I Corp., 144A, 7.875%, 12/1/2013	60,000	54,600
Mediacom LLC, 9.5%, 1/15/2013	105,000	101,325
MGM MIRAGE, 8.375%, 2/1/2011 (e)	60,000	62,700
Park Place Entertainment Corp., 9.375%, 2/15/2007	20,000	21,725
PEI Holding, Inc., 11.0%, 3/15/2010	70,000	81,200
Petro Stopping Centers, 144A, 9.0%, 2/15/2012	170,000	168,300

110

	Principal Amount ($)(c)	Value ($)
Premier Entertainment Biloxi LLC\Finance, 144A, 10.75%, 2/1/2012	45,000	47,250
PRIMEDIA, Inc.:
144A, 6.615%, 5/15/2010	120,000	121,650
8.875%, 5/15/2011	70,000	69,300
Reader’s Digest Association, Inc., 6.5%, 3/1/2011	35,000	34,169
Remington Arms Co., Inc., 10.5%, 2/1/2011	80,000	77,600
Renaissance Media Group, Step-up Coupon, 10.0% to 4/15/2008	105,000	108,150
Rent-Way Inc., 11.875%, 6/15/2010	25,000	27,437
Restaurant Co., Step-up Coupon, 11.25% to 5/15/2008	83,965	83,125
Schuler Homes, Inc., 10.5%, 7/15/2011	120,000	136,950
Scientific Games Corp., 12.5%, 8/15/2010	35,000	40,687
Simmons Co., 144A, 7.875%, 1/15/2014	15,000	15,300
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	170,000	173,825
8.75%, 12/15/2011	90,000	96,300
Sonic Automotive, Inc., 8.625%, 8/15/2013	15,000	15,638
Toys “R” Us, Inc.:
7.375%, 10/15/2018	120,000	110,850
7.875%, 4/15/2013	60,000	60,225
Trump Holdings & Funding, 12.625%, 3/15/2010 (e)	95,000	97,375
United Auto Group, Inc., 9.625%, 3/15/2012	85,000	93,075
Venetian Casino Resort LLC, 11.0%, 6/15/2010	40,000	46,200
VICORP Restaurants, Inc., 144A, 10.5%, 4/15/2011	65,000	64,675
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	50,000	53,000
Williams Scotsman, Inc., 9.875%, 6/1/2007	80,000	79,400
Worldspan LP\WS Finance Corp., 9.625%, 6/15/2011 (e)	40,000	40,800
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14% to 12/31/2009	86,321	81,358
Young Broadcasting, Inc., 144A, 8.75%, 1/15/2014	83,000	78,435

		4,990,071

Consumer Staples 0.8%
Gold Kist, Inc., 144A, 10.25%, 3/15/2014	65,000	70,525
North Atlantic Trading Co., 144A, 9.25%, 3/1/2012	90,000	87,075
Pinnacle Foods Holding Corp., 144A, 8.25%, 12/1/2013	25,000	24,125
Rite Aid Corp.:
144A, 6.125%, 12/15/2008	170,000	160,225
“C1”, Series 97, 11.25%, 7/1/2008	120,000	132,300
Standard Commercial Corp., 144A, 8.0%, 4/15/2012	30,000	29,400

111

	Principal Amount ($)(c)	Value ($)
Stater Brother’s Holdings, Inc.:
144A, 5.06%, 6/15/2010	50,000	50,812
144A, 8.125%, 6/15/2012	30,000	30,113
Swift & Co., 12.5%, 1/1/2010	10,000	10,700
United Agri Products, 144A, 8.25%, 12/15/2011	15,000	16,725
Wornick Co., 144A, 10.875%, 7/15/2011	70,000	71,575

		683,575

Energy 2.3%
Avista Corp., 9.75%, 6/1/2008	145,000	170,375
Chesapeake Energy Corp.:
144A, 7.5%, 6/15/2014	35,000	36,050
9.0%, 8/15/2012	30,000	33,750
Citgo Petroleum Corp., 11.375%, 2/1/2011	250,000	290,000
Continental Resources, Inc., 10.25%, 8/1/2008	145,000	149,712
Edison Mission Energy, 7.73%, 6/15/2009	185,000	179,912
El Paso Production Holdings Corp., 7.75%, 6/1/2013	310,000	284,425
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	60,000	62,206
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	110,000	111,650
ON Semiconductor Corp., 13.0%, 5/15/2008	100,000	114,750
Pioneer Natural Resources Co., 9.625%, 4/1/2010	25,000	30,669
Range Resources Corp., 144A, 7.375%, 7/15/2013	35,000	34,825
Southern Natural Gas, 8.875%, 3/15/2010	85,000	92,863
Stone Energy Corp., 8.25%, 12/15/2011	105,000	109,462
Williams Cos., Inc.:
144A, 6.75%, 4/15/2009	70,000	68,775
8.125%, 7/1/2004	30,000	32,025
8.75%, 3/15/2032	100,000	100,000
Wiser Oil Co., 9.5%, 5/15/2007	95,000	96,188

		1,997,637

Financials 7.4%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	195,000	191,100
Alamosa Delaware, Inc.:
Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	45,000	43,425
144A, 8.5%, 1/31/2012	60,000	58,800
AmeriCredit Corp., 9.25%, 5/1/2009	150,000	157,875
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	40,000	24,708
BF Saul REIT, 7.5%, 3/1/2014	130,000	128,700
Consolidated Communications Holdings, 144A, 9.75%, 4/1/2012	65,000	65,975
DA-Lite Screen Co., Inc., 144A, 9.5%, 5/15/2011	45,000	46,800
Dollar Financial Group, Inc.:
9.75%, 11/15/2011	65,000	67,925
144A, 9.75%, 11/15/2011	20,000	20,900
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	105,000	104,475

112

	Principal Amount ($)(c)	Value ($)
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	100,000	112,008
FINOVA Group, Inc., 7.5%, 11/15/2009	183,996	100,738
iStar Financial, Inc., 6.0%, 12/15/2010	80,000	79,500
Poster Financial Group, 144A, 8.75%, 12/1/2011	70,000	71,225
PXRE Capital Trust I, 8.85%, 2/1/2027	35,000	35,044
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	170,000	125,800
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	120,000	139,200
Tennessee Valley Authority, “A”, 6.79%, 5/23/2012	1,500,000	1,686,829
Trac-X North America Holdings, 144A, 7.375%, 3/25/2009	3,000,000	2,932,500
UAP Holdings Corp., 144A, Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	55,000	43,945
UGS Corp., 144A, 10.0%, 6/1/2012	10,000	10,650
Universal City Development, 11.75%, 4/1/2010	120,000	138,900

		6,387,022

Health Care 0.8%
aaiPharma, Inc., Step-up Coupon, 11.0% to 4/1/2010 (e)	85,000	70,975
AmeriPath, Inc., 10.5%, 4/1/2013	65,000	65,650
AmerisourceBergen Corp., 7.25%, 11/15/2012	40,000	41,000
Curative Health Services, Inc., 144A, 10.75%, 5/1/2011	40,000	38,400
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009	55,000	56,238
InSight Health Services Corp., 9.875%, 11/1/2011 (e)	25,000	26,750
Interactive Health LLC, 144A, 7.25%, 4/1/2011	55,000	48,950
Team Health, Inc., 144A, 9.0%, 4/1/2012	35,000	33,600
Tenet Healthcare Corp.:
6.375%, 12/1/2011 (e)	350,000	306,250
144A, 9.875%, 7/1/2014	35,000	35,612

		723,425

Industrials 4.3%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	55,000	58,300
Aearo Co. I, 144A, 8.25%, 4/15/2012	10,000	10,200
Allied Waste North America, Inc., 144A, 5.75%, 2/15/2011	150,000	142,125
AMI Semiconductor, Inc., 10.75%, 2/1/2013	35,000	40,863
Argo-Tech Corp., 144A, 9.25%, 6/1/2011	60,000	61,800
Avondale Mills, Inc., 10.25%, 7/1/2013	105,000	63,000
Browning-Ferris Industries:
7.4%, 9/15/2035	135,000	120,150
9.25%, 5/1/2021	20,000	21,600
Clean Harbors, Inc., 144A, 11.25%, 7/15/2012	55,000	55,550
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	139,000	141,085

113

	Principal Amount ($)(c)	Value ($)
Collins & Aikman Products, 10.75%, 12/31/2011	140,000	140,700
Congoleum Corp., 8.625%, 8/1/2008*	55,000	43,450
Continental Airlines, Inc., 8.0%, 12/15/2005	95,000	83,838
Cornell Companies, Inc., 144A, 10.75%, 7/1/2012	65,000	65,650
Corrections Corp. of America, 9.875%, 5/1/2009	95,000	105,450
Dana Corp.:
7.0%, 3/1/2029	160,000	153,600
9.0%, 8/15/2011	70,000	81,900
Delta Air Lines, Inc.:
7.7%, 12/15/2005 (e)	60,000	40,200
7.9%, 12/15/2009 (e)	10,000	5,100
Eagle-Picher, Inc., 9.75%, 9/1/2013	40,000	43,000
Erico International Corp., 144A, 8.875%, 3/1/2012	45,000	45,900
Flextronics International Ltd., 6.5%, 5/15/2013	25,000	24,375
Geo Sub Corp., 144A, 11.0%, 5/15/2012	50,000	50,563
Hercules, Inc.:
144A, 6.75%, 10/15/2029	50,000	48,000
11.125%, 11/15/2007	100,000	117,000
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	100,000	109,125
Interface, Inc., 144A, “A”, 9.5%, 2/1/2014	65,000	64,675
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	115,000	127,937
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	25,000	27,500
Joy Global, Inc., 8.75%, 3/15/2012	10,000	11,200
Kansas City Southern:
7.5%, 6/15/2009	115,000	115,000
9.5%, 10/1/2008	100,000	108,625
Laidlaw International, Inc., 10.75%, 6/15/2011	90,000	98,212
Lanaguage Line, Inc., 144A, 11.125%, 6/15/2012	15,000	15,225
Meritage Corp., 7.0%, 5/1/2014	60,000	57,000
Millennium America, Inc.:
7.625%, 11/15/2026	180,000	153,900
9.25%, 6/15/2008	115,000	123,625
144A, 9.25%, 6/15/2008	30,000	32,250
Mobile Mini, Inc., 9.5%, 7/1/2013	20,000	21,900
Motors and Gears, Inc., 10.75%, 11/15/2006	125,000	106,250
Samsonite Corp., 144A, 8.875%, 6/1/2011	95,000	98,325
Sea Containers Ltd., 10.5%, 5/15/2012	75,000	75,281
Seabulk International, Inc., 9.5%, 8/15/2013	40,000	41,050
Ship Finance International Ltd., 144A, 8.5%, 12/15/2013	135,000	130,275
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	80,000	74,400
10.375%, 7/1/2012	65,000	67,762
Tenneco Automotive, Inc., 11.625%, 10/15/2009	10,000	10,750
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	50,000	57,500

114

	Principal Amount ($)(c)	Value ($)
Thermadyne Holdings Corp., 9.25%, 2/1/2014	60,000	59,250
United Rentals North America, Inc., 6.5%, 2/15/2012	110,000	103,950
Westlake Chemical Corp., 8.75%, 7/15/2011	35,000	37,975

		3,692,341

Information Technology 0.2%
Activant Solutions, Inc., 10.5%, 6/15/2011	65,000	68,575
DigitalNet, Inc., 9.0%, 7/15/2010	35,000	37,363
Itron, Inc., 144A, 7.75%, 5/15/2012	20,000	20,050
Lucent Technologies, Inc., 6.45%, 3/15/2029	110,000	84,975

		210,963

Materials 3.5%
Aqua Chemical, Inc., 11.25%, 7/1/2008	100,000	70,000
ARCO Chemical Co., 9.8%, 2/1/2020	355,000	347,900
Associated Materials, Inc., 144A, Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	175,000	117,250
Caraustar Industries, Inc., 9.875%, 4/1/2011	110,000	109,450
Constar International, Inc., 11.0%, 12/1/2012	40,000	37,400
Dayton Superior Corp.:
10.75%, 9/15/2008	70,000	70,350
13.0%, 6/15/2009	70,000	60,900
Equistar Chemicals LP, 8.75%, 2/15/2009	130,000	135,525
Euramax International, Inc., 8.5%, 8/15/2011	30,000	31,200
Fibermark, Inc., 10.75%, 4/15/2011*	110,000	66,000
GEO Specialty Chemicals, Inc., 10.125%, 8/1/2008*	130,000	50,700
Georgia-Pacific Corp.:
144A, 8.0%, 1/15/2024	295,000	295,000
9.375%, 2/1/2013	140,000	160,300
Hexcel Corp., 9.75%, 1/15/2009	60,000	62,925
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	95,000	107,113
Huntsman International LLC, 11.625%, 10/15/2010	120,000	132,600
IMC Global, Inc., 10.875%, 8/1/2013	95,000	113,288
International Steel Group, Inc., 144A, 6.5%, 4/15/2014	165,000	154,687
ISPAT Inland ULC, 144A, 9.75%, 4/1/2014	100,000	103,000
MMI Products, Inc., Series B, 11.25%, 4/15/2007	45,000	43,425
Mueller Group Inc., 144A, 5.919%, 11/1/2011	25,000	26,000
Neenah Corp.:
144A, 11.0%, 9/30/2010	95,000	100,700
144A, 13.0%, 9/30/2013	74,000	72,520
Owens-Brockway Glass Container, 8.25%, 5/15/2013	170,000	175,525
Pliant Corp.:
Step-up Coupon, 0% to 12/15/2006, 11.15% to 6/15/2009	20,000	16,850

115

	Principal Amount ($)(c)	Value ($)
11.125%, 9/1/2009	75,000	80,250
13.0%, 6/1/2010	15,000	13,425
TriMas Corp., 9.875%, 6/15/2012	175,000	185,500
United States Steel LLC, 9.75%, 5/15/2010	60,000	66,450

		3,006,233

Telecommunication Services 3.1%
American Cellular Corp., Series B, 10.0%, 8/1/2011	265,000	228,563
American Tower Corp.:
144A, 7.5%, 5/1/2012	35,000	33,863
9.375%, 2/1/2009	130,000	138,775
American Tower Escrow Corp., Zero Coupon, 8/1/2008	15,000	10,950
Cincinnati Bell, Inc.:
7.2%, 11/29/2023	35,000	32,725
8.375%, 1/15/2014 (e)	270,000	240,300
Crown Castle International Corp.:
7.5%, 12/1/2013	55,000	54,725
9.375%, 8/1/2011	55,000	60,500
Dobson Communications Corp., 8.875%, 10/1/2013 (e)	195,000	148,200
GCI, Inc., 144A, 7.25%, 2/15/2014	60,000	57,300
LCI International, Inc., 7.25%, 6/15/2007	125,000	113,125
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011	40,000	35,300
MCI, Inc.:
6.688%, 5/1/2009	115,000	106,375
7.735%, 5/1/2014	215,000	192,425
Nextel Communications, Inc., 5.95%, 3/15/2014	110,000	101,200
Nextel Partners, Inc., 8.125%, 7/1/2011	100,000	102,000
Northern Telecom Capital, 7.875%, 6/15/2026	40,000	38,400
Qwest Corp.:
5.625%, 11/15/2008	240,000	234,600
7.25%, 9/15/2025	110,000	95,700
Qwest Services Corp.:
144A, 13.5%, 12/15/2010	180,000	209,250
144A, 14.0%, 12/15/2014	115,000	137,137
Rural Cellular Corp., 9.875%, 2/1/2010	70,000	69,475
SBA Telecom Inc., Zero Coupon, 11/30/2007	85,000	62,900
Triton PCS, Inc., 8.5%, 6/1/2013	30,000	28,350
Ubiquitel Operating Co., 144A, 9.875%, 3/1/2011	100,000	100,000
US Unwired, Inc., 144A, 10.0%, 6/15/2012	75,000	75,750
Western Wireless Corp., 9.25%, 7/15/2013	10,000	10,300

		2,718,188

Utilities 1.9%
AES Corp., 144A, 8.75%, 5/15/2013	15,000	16,069
Calpine Corp., 144A, 8.5%, 7/15/2010**	340,000	281,350
CMS Energy Corp.:
7.5%, 1/15/2009	20,000	19,900
8.5%, 4/15/2011	295,000	300,900
DPL, Inc., 6.875%, 9/1/2011	215,000	216,612

116

	Principal Amount ($)(c)	Value ($)
First Energy Corp., 7.375%, 11/15/2031	30,000	31,268
Illinova Corp., 11.5%, 12/15/2010	175,000	206,938
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	355,000	358,550
PG&E Corp., 144A, 6.875%, 7/15/2008	95,000	99,275
Sensus Metering Systems, 144A, 8.625%, 12/15/2013	45,000	43,200
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	100,000	103,500

		1,677,562

Total Corporate Bonds (Cost $26,922,628)		26,087,017

Foreign Bonds - US$ Denominated 16.3%
Abitibi-Consolidated, Inc., 144A, 5.02%, 6/15/2011	50,000	50,125
Alestra SA de RL de CV, 8.0%, 6/30/2010	100,000	80,000
Antenna TV SA, 9.0%, 8/1/2007	40,000	40,450
Avecia Group PLC, 11.0%, 7/1/2009	185,000	140,600
Axtel SA, 144A, 11.0%, 12/15/2013	100,000	94,750
Banque Centrale de Tunisie, 7.375%, 4/25/2012	70,000	76,300
BCP Caylux Holdings Luxembourg SCA, 144A, 9.625%, 6/15/2014	140,000	145,075
Biovail Corp., 7.875%, 4/1/2010	125,000	123,437
Cascades, Inc., 7.25%, 2/15/2013	95,000	94,525
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	90,000	79,650
Conproca SA de CV, 12.0%, 6/16/2010	100,000	124,000
Corp Durango SA, 144A, 13.75%, 7/15/2009*	110,000	55,000
Corporacion Durango SA, 13.125%, 8/1/2006*	25,000	12,500
CP Ships Ltd., 10.375%, 7/15/2012	85,000	97,113
Crown Euro Holdings SA, 10.875%, 3/1/2013	115,000	131,100
Eircom Funding, 8.25%, 8/15/2013	65,000	67,600
Empresa Brasileira de Telecom SA, 144A, 11.0%, 12/15/2008	75,000	80,813
Fage Dairy Industry SA, 9.0%, 2/1/2007	210,000	213,150
Federative Republic of Brazil:
Floating Rate Note Debt Conversion Bond, LIBOR plus .875%, Series L, 2.125%**, 4/15/2012	103,530	86,577
C Bond, 8.0%, 4/15/2014	206,333	188,279
8.875%, 4/15/2024	35,000	28,525
14.5%, 10/15/2009	20,000	23,300
Gaz Capital SA, 144A, 8.625%, 4/28/2034	55,000	53,281
Gazprom OAO, 144A, 9.625%, 3/1/2013	110,000	113,163
Government of Jamaica, 10.625%, 6/20/2017	100,000	90,000
Government of Ukraine, 7.65%, 6/11/2013	180,000	171,000
Inmarsat Finance PLC, 144A, 7.625%, 6/30/2012	105,000	101,588
Innova S. de R.L., 9.375%, 9/19/2013	110,000	115,225

117

	Principal Amount ($)(c)	Value ($)
INTELSAT, 6.5%, 11/1/2013	35,000	30,920
Jefra Cosmetics International, Inc., 10.75%, 5/15/2011	95,000	105,925
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	95,000	97,613
LeGrand SA, 8.5%, 2/15/2025	95,000	97,850
Luscar Coal Ltd., 9.75%, 10/15/2011	80,000	90,000
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	75,000	76,125
Mizuho Financial Group, 8.375%, 12/29/2049	40,000	41,200
Mobifon Holdings BV, 12.5%, 7/31/2010	105,000	119,700
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	65,000	61,263
Morroco Resources, 1.0%, 1/5/2009	280,000	274,400
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	95,000	94,050
Nigeria, Promissory Note, Series RC, 5.092%, 1/5/2010	380,000	131,100
Nortel Networks Corp., 6.875%, 9/1/2023	180,000	159,300
Nortel Networks Ltd., 6.125%, 2/15/2006	270,000	271,350
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	255,005	263,930
Petroliam Nasional Berhad:
7.625%, 10/15/2026	140,000	148,063
7.75%, 8/15/2015	530,000	601,257
Republic of Argentina:
9.75%, 9/19/2027*	260,000	68,900
Series BGL4, 11.0%, 10/9/2006*	50,000	14,690
11.375%, 3/15/2010*	905,000	266,975
11.375%, 1/30/2017*	15,000	4,350
11.75%, 4/7/2009*	45,000	12,825
11.75%, 6/15/2015*	35,000	10,325
Republic of Bulgaria:
2.0%, 7/28/2011	70,500	70,288
8.25%, 1/15/2015	640,000	746,240
Republic of Colombia:
8.125%, 5/21/2024	240,000	194,400
10.0%, 1/23/2012	350,000	362,250
Republic of Philippines:
9.375%, 1/18/2017	150,000	151,312
9.875%, 1/15/2019	330,000	328,350
Republic of South Africa, 8.5%, 6/23/2017	420,000	475,650
Republic of Turkey:
8.0%, 2/14/2034	60,000	54,150
9.0%, 6/30/2011	130,000	130,487
9.5%, 1/15/2014	70,000	70,525
11.0%, 1/14/2013	235,000	256,150
11.5%, 1/23/2012	15,000	16,800
11.875%, 1/15/2030	110,000	129,938
12.375%, 6/15/2009	560,000	640,500
Republic of Uruguay:
7.5%, 3/15/2015	430,000	316,050
7.875%, 1/15/2033	115,000	73,025
Republic of Venezuela:
1.0%, 4/20/2011	160,000	123,200
9.375%, 1/13/2034	320,000	270,400
10.75%, 9/19/2013	260,000	255,450

118

	Principal Amount ($)(c)	Value ($)
Rhodia SA:
144A, 7.625%, 6/1/2010 (e)	105,000	95,025
144A, 10.25%, 6/1/2010 (e)	45,000	45,450
Rogers Wireless Communications, Inc., 144A, 6.375%, 3/1/2014	30,000	27,600
Russian Federation:
Step-up Coupon, 5.0%**, 3/31/2007	515,000	470,195
12.75%, 6/24/2028	100,000	145,500
Russian Ministry of Finance:
3.0%, 5/14/2011	180,000	136,125
3.0%, 5/14/2008	300,000	262,875
Shaw Communications, Inc.:
Series B, 7.25%, 4/6/2011	95,000	98,583
8.25%, 4/11/2010	65,000	70,688
Sistema Capital SA, 144A, 8.875%, 1/28/2011	60,000	58,200
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	270,000	171,450
Tembec Industries, Inc., 8.5%, 2/1/2011	290,000	292,900
TFM SA de CV:
10.25%, 6/15/2007	215,000	212,850
Step-up Coupon, 11.75% to 6/15/2009	110,000	107,250
12.5%, 6/15/2012	60,000	63,900
United Mexican States:
5.875%, 1/15/2014	25,000	24,025
6.625%, 3/3/2015	15,000	14,887
7.5%, 4/8/2033	310,000	300,080
8.0%, 9/24/2022	490,000	508,865
9.875%, 2/1/2010	220,000	264,330
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	145,000	133,037
Vivendi Universal SA, Series B, 9.25%, 4/15/2010	190,000	224,570

Total Foreign Bonds - US$ Denominated (Cost $14,547,124)		14,112,787

Foreign Bonds - Non US$ Denominated 15.1%
Cablecom Luxembourg SCA, 9.375%, 4/15/2014 EUR	45,000	53,758
Federal Republic of Germany, 6.25%, 1/4/2024 EUR	1,030,000	1,484,898
Huntsman International LLC, 10.125%, 7/1/2009 EUR	105,000	126,715
Ispat Europe Group SA, 11.875%, 2/1/2011 EUR	155,000	205,005
Kredit Fuer Wiederaufbau, 5.0%, 7/4/2011 EUR	1,680,000	2,166,778
Pemex Project Funding Master Trust, 6.625%, 4/4/2010 EUR	90,000	115,360
Province of Ontario, 1.875%, 1/25/2010 JPY	140,000,000	1,346,771
Republic of Argentina:
7.5%, 5/23/2049* EUR	201,939	54,156
9.0%, 6/20/2049* EUR	100,000	29,256
9.75%, 2/26/2008* ARS	160,000	49,735
10.0%, 1/7/2049* EUR	80,000	24,868
11.0%, 2/26/2008* EUR	250,000	77,711
11.75%, 11/13/2026* EUR	46,016	14,445

119

	Principal Amount ($)(c)	Value ($)
Republic of Greece, 4.65%, 4/19/2007 EUR	1,635,000	2,075,557
Republic of Italy, 4.75%,
3/15/2006 EUR	1,300,000	1,637,693
Republic of Romania, 8.5%, 5/8/2012 EUR	370,000	536,725
United Kingdom Treasury Bond:
7.75%, 9/8/2006 GBP	50,000	96,176
8.75%, 8/25/2017 GBP	500,000	1,226,642
9.0%, 7/12/2011 GBP	785,000	1,752,978

Total Foreign Bonds - Non US$ Denominated (Cost $11,410,433)		13,075,227

US Government Backed 12.1%
US Treasury Bond:
5.375%, 2/15/2031 (e)	890,000	897,614
6.0%, 2/15/2026	275,000	296,323
8.5%, 2/15/2020 (e)	760,000	1,028,375
10.375%, 11/15/2012 (e)	3,350,000	4,090,665
12.75%, 11/15/2010 (e)	500,000	569,004
US Treasury Note, 5.75%,
8/15/2010 (e)	3,250,000	3,543,514

Total US Government Backed (Cost $10,432,311)		10,425,495

US Government Sponsored Agencies 4.3%
Federal Home Loan Mortgage Corp.:
2.875%, 9/15/2005 (e)	1,000,000	1,005,425
5.125%, 7/15/2012	2,700,000	2,728,156

Total US Government Sponsored Agencies (Cost $3,734,302)		3,733,581

Asset Backed 0.0%
MMCA Automobile Trust, “B”, Series 2002-2, 4.67%, 3/15/2010 (Cost $24,182)	26,408	24,824
Convertible Bond 0.2%
DIMON, Inc., 6.25%, 3/31/2007	135,000	124,200
HIH Capital Ltd., 144A, 7.5%, 9/25/2006	20,000	17,800

Total Convertible Bond (Cost $144,031)		142,000

	Shares	Value ($)
Convertible Preferred Stocks 0.1%
Hercules Trust II (Cost $62,800)	80	60,000
Preferred Stock 0.2%
Paxson Communications Corp., 14.25% (PIK)	17	148,962
TNP Enterprises, Inc., 14.5%, “D”	546	61,180

Total Preferred Stock (Cost $240,465)		210,142

120

	Principal Amount ($)(c)	Value ($)
Loan Participation 0.1%
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125%, 1.0%**, 3/4/2010 (Cost $121,400)	126,000	123,480
Foreign Currency Options 0.1%
JPY Call / USD Put, 7/27/2004	735,630	9,801
JPY Call / USD Put, 7/27/2004	1,516,620	24,944
SEK Call / USD Put, 7/27/2004	102,844	34,877

Total Foreign Currency Option (Cost $70,258)		69,622

	Shares	Value ($)
Securities Lending Collateral 16.9%
Daily Assets Fund Institutional, 1.08% (d) (f) (Cost $14,636,134)	14,636,134	14,636,134
Cash Equivalents 4.5%
Scudder Cash Management QP Trust, 1.20% (b) (Cost $3,916,833)	3,916,833	3,916,833

Total Investment Portfolio - 100.0% (Cost $86,262,901) (a)		86,617,142

Notes to Scudder Strategic Income Portfolio of Investments

*	Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

**	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2004.

(a)	The cost for federal income tax purposes was $86,304,411. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $305,671. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,918,337 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,612,666.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Principal amount stated in US dollars unless otherwise noted.

(d)	Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of securities loaned at June 30, 2004 amounted to $14,400,087, which is 19.6% of total net assets.

(f)	Represents collateral held in connection with securities lending.

At June 30, 2004, open written options were as follows:

Written Options	Contract Amount	Expiration Date	Strike Price	Value ($)
SEK Put	102,844	7/27/2004	7.68	6,292
JPY Put	1,516,620	7/27/2004	109.90	10,034
JPY Put	735,630	7/27/2004	109.30	6,286

Total outstanding written options (Premiums received $69,134)				22,612

(g)	At June 30, 2004, these securities have been segregated, in whole or in part, to cover initial margin requirements for open futures contracts. At June 30, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 year Canada Government Bond	9/21/2004	40	4,266,295	4,296,000	29,705
UK Treasury Bond	9/28/2004	5	524,647	529,100	4,453
10 year Japanese Government Bond	9/9/2004	1	1,230,763	1,241,329	10,566
10 year US Treasury Note	9/21/2004	25	2,713,672	2,733,203	19,531

Total net unrealized appreciation					64,255

At June 30, 2004, open futures contracts sold short were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 year German Federal Bond	9/8/2004	(9)	(1,015,168)	(1,018,350)	(3,182)
2 year US Treasury Note	9/30/2004	(127)	(13,727,907)	(13,803,313)	(75,406)
5 year US Treasury Note	9/21/2004	(40)	(8,403,125)	(8,421,875)	(18,750)

Total net unrealized depreciation					(97,338)

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

Currency Abbreviation
EUR	Euro	JPY	Japanese Yen
PLN	Polish Zloty	GBP	British Pounds
ARS	Argentine Peso	SEK	Swedish Krona

The accompanying notes are an integral part of the financial statements.

121

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)

Assets
Investments: Investments in securities, at value (cost $67,709,934)	$68,064,175
Investment in Daily Assets Fund Institutional (cost $14,636,134)*	14,636,134
Investment in Scudder Cash Management QP Trust (cost $3,916,833)	3,916,833

Total investments in securities, at value (cost $86,262,901)	86,617,142

Foreign currency, at value (cost $123,576)	124,248
Receivable for investments sold	973,700
Dividends receivable	1,300
Interest receivable	1,397,281
Receivable for Portfolio shares sold	280,792
Receivable for daily variation margin on open futures contracts	27,305
Unrealized appreciation on forward foreign currency exchange contracts	223,028
Other assets	26,304

Total assets	89,671,100

Liabilities
Due to custodian bank	65,531
Payable for investments purchased	1,027,456
Payable for Portfolio shares redeemed	141,118
Payable upon return of securities loaned	14,636,134
Written options, at value (premiums received $69,134)	22,612
Unrealized depreciation on forward foreign currency exchange contracts	281,279
Net payable on closed forward foreign currency exchange contracts	2,763
Accrued management fee	32,716
Other accrued expenses and payables	46,267

Total liabilities	16,255,876

Net assets, at value	$73,415,224

Net Assets
Net assets consist of:
Undistributed net investment income	2,698,757
Net unrealized appreciation (depreciation) on:
Investments	354,241
Futures	(33,083)
Written options	46,522
Foreign currency related transactions	(70,126)
Accumulated net realized gain (loss)	451,445
Paid-in capital	69,967,468

Net assets, at value	$73,415,224

Class A Shares
Net asset value, offering and redemption price per share ($55,803,329 / 5,016,066 shares outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.12
Class B Shares
Net asset value, offering and redemption price per share ($17,611,895 / 1,589,120 shares outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.08

122

Statement of Operations for the six months ended June 30, 2004 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $2,560)	$16,058
Interest	2,006,019
Interest - Scudder Cash Management QP Trust	26,535
Securities lending income	4,471

Total Income	2,053,083

Expenses:
Management fee	232,191
Custodian and accounting fees	31,066
Distribution service fees (Class B)	14,938
Record keeping fees (Class B)	7,373
Auditing	23,550
Legal	4,075
Trustees’ fees and expenses	1,775
Reports to shareholders	3,996
Other	845

Total expenses, before expense reductions	319,809

Expense reductions	(595)

Total expenses, after expense reductions	319,214

Net investment income	1,733,869

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	(373,929)
Futures	29,439
Written options	(38,870)
Foreign currency related transactions	954,994

571,634

Net unrealized appreciation (depreciation) during the period on:
Investments	(4,245,216)
Futures	(38,885)
Written options	(13,130)
Foreign currency related transactions	820,378

(3,476,853)

Net gain (loss) on investment transactions	(2,905,219)

Net increase (decrease) in net assets resulting from operations	$(1,171,350)

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

123

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,733,869	$2,379,002
Net realized gain (loss) on investment transactions	571,634	1,464,156
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,476,853)	869,023

Net increase (decrease) in net assets resulting from operations	(1,171,350)	4,712,181

Distributions to shareholders from:
Net investment income
Class A	—	(853,600)
Net realized gains
Class A	(2,822,807)	(28,838)
Class B	(547,427)	—
Portfolio share transactions:
Class A
Proceeds from shares sold	6,915,381	39,373,917
Reinvestment of distributions	2,822,807	882,438
Cost of shares redeemed	(12,344,197)	(41,393,653)

Net increase (decrease) in net assets from Class A share transactions	(2,606,009)	(1,137,298)

Class B
Proceeds from shares sold	9,863,358	8,762,505
Reinvestment of distributions	547,428	—
Cost of shares redeemed	(341,804)	(662,224)

Net increase (decrease) in net assets from Class B share transactions	10,068,982	8,100,281

Increase (decrease) in net assets	2,921,389	10,792,726
Net assets at beginning of period	70,493,835	59,701,109

Net assets at end of period (including undistributed net investment income of $2,698,757 and $964,888, respectively)	$73,415,224	$70,493,835

Other Information
Class A
Shares outstanding at beginning of period	5,264,429	5,379,967
Shares sold	593,038	3,451,262
Shares issued to shareholders in reinvestment of distributions	247,832	78,789
Shares redeemed	(1,089,233)	(3,645,589)
Net increase (decrease) in Portfolio shares	(248,363)	(115,538)

Shares outstanding at end of period	5,016,066	5,264,429

Class B
Shares outstanding at beginning of period	701,718	—
Shares sold	868,981	759,236
Shares issued to shareholders in reinvestment of distributions	48,232	—
Shares redeemed	(29,811)	(57,518)
Net increase (decrease) in Portfolio shares	887,402	701,718

Shares outstanding at end of period	1,589,120	701,718

The accompanying notes are an integral part of the financial statements.

124

Financial Highlights

Class A

Years Ended December 31,	2004[a]		2003	2002	2001[b]	2000[c]	1999[c]
Selected Per Share Data
Net asset value, beginning of period	$11.82		$11.10	$10.27	$9.86	$9.86	$11.09
Income (loss) from investment operations:
Net investment income[d]	.28		.41	.45	.48	.51	.47
Net realized and unrealized gain (loss) on investment transactions	(.44)		.47	.68	.03	(.26)	(1.10)

Total from investment operations	(.16)		.88	1.13	.51	.25	(.63)

Less distributions from:
Net investment income	—		(.15)	(.30)	(.10)	(.25)	(.40)
Net realized gains on investment transactions	(.54)		(.01)	—	—	—	(.20)

Total distributions	(.54)		(.16)	(.30)	(.10)	(.25)	(.60)

Net asset value, end of period	$11.12		$11.82	$11.10	$10.27	$9.86	$9.86

Total Return (%)	(1.42	)**	7.85	11.30	5.23	2.57	(5.85)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56		62	60	21	9	6
Ratio of expenses before expense reductions (%)	.83	*	.83	.73	.66	1.14	1.03
Ratio of expenses after expense reductions (%)	.83	*	.83	.73	.65	1.10	1.01
Ratio of net investment income (%)	4.92	*	3.60	4.26	4.76	5.26	4.57
Portfolio turnover rate (%)	310	*	160	65	27	154	212

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets from 5.16% to 4.76%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

[c]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly. d Based on average shares outstanding during the period.

*	Annualized ** Not annualized

Class B

	2004[a]		2003[b]
Selected Per Share Data
Net asset value, beginning of period	$11.78		$11.44
Income (loss) from investment operations:
Net investment income[c]	.26		.17
Net realized and unrealized gain (loss) on investment transactions	(.42)		.17

Total from investment operations	(.16)		.34

Less distributions from:
Net realized gains on investment transactions	(.54)		—

Net asset value, end of period	$11.08		$11.78

Total Return (%)	(1.51	)**	2.97	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18		8
Ratio of expenses (%)	1.20	*	1.26	*
Ratio of net investment income (%)	4.55	*	1.80	*
Portfolio turnover rate (%)	310	*	160

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period from May 1, 2003 (commencement of operations of Class B shares) to December 31, 2003.

[c]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

125

Management Summary June 30, 2004

Scudder Technology Growth Portfolio

After opening the year on a strong note, technology stocks fell victim to profit-taking in the second quarter. The sector finished the first half with a flat return, making it the worst performer among the 10 S&P industry sectors. For the six-month period ended June 30, 2004, the portfolio returned 0.11% (Class A shares, unadjusted for contract charges). In comparison, the Goldman Sachs Technology Index returned 0.75% and the Russell 1000 Growth Index returned 2.74%. Performance was helped by strong stock selection within semiconductors and positions in Ericsson (not held as of June 30, 2004), Symantec and Agilent Technologies. BEA Systems and EMC were notable detractors, but we remain confident in the long-term outlook for both. Performance was also penalized by stock selection in IT services and an underweight in Yahoo!, a top performer for the period.

Upon assuming management duties in February, we trimmed the portfolio’s position in large caps and purchased a number of small- and mid-cap stocks. In the process, we created a more diversified portfolio that is balanced among large-cap technology stocks that we believe represent an attractive value and smaller companies that are likely to experience rapid earnings growth. The portfolio also holds a larger weighting in international tech stocks. Recent additions include Samsung Electronics, of Korea, and Quanta Computer, of Taiwan. In total, we believe the changes we have made to the portfolio will help us achieve our ultimate goal of long-term outperformance.

Ian Link

Lead Manager

Anne Meisner

Portfolio Manager

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please see scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information concerning the portfolio holdings of the portfolio as of month-end is available upon request on the 16th of the following month.

Risk Considerations

Investments by the portfolio in small companies present greater risk of loss than investments in larger, more established companies. Concentration of the portfolio’s investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the portfolio in emerging technology companies present greater risk than investments in more established technology companies. This portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

126

Investment Portfolio June 30, 2004 (Unaudited)

Scudder Technology Growth Portfolio

	Shares	Value ($)
Common Stocks 93.3%
Consumer Discretionary 3.5%
Internet & Catalog Retail
eBay, Inc.*	97,700	8,983,515
Information Technology 89.1%
Communications Equipment 14.9%
Andrew Corp.*	96,900	1,938,969
Avaya, Inc.*	14,700	232,113
Avocent Corp.* (d)	58,800	2,160,312
Cisco Systems, Inc.*	469,900	11,136,630
Corning, Inc.*	331,700	4,332,002
Juniper Networks, Inc.* (d)	108,400	2,663,388
Motorola, Inc.	515,084	9,400,283
QUALCOMM, Inc.	95,558	6,973,823

		38,837,520

Computers & Peripherals 14.6%
ATI Technologies, Inc.*	79,100	1,491,826
Dell, Inc.*	168,075	6,020,447
EMC Corp.*	797,700	9,093,780
Hewlett-Packard Co.	623,352	13,152,727
Lexmark International, Inc.*	51,125	4,935,096
Network Appliance, Inc.*	89,100	1,918,323
Quanta Computer, Inc.	709,000	1,508,735

		38,120,934

Electronic Equipment & Instruments 4.0%
Agilent Technologies, Inc.*	184,322	5,396,948
Celestica, Inc.* (d)	96,400	1,923,180
Flextronics International Ltd.*	200,100	3,191,595

		10,511,723

Internet Software & Services 2.8%
Check Point Software Technologies Ltd.* (d)	155,200	4,188,848
Yahoo!, Inc.*	87,000	3,160,710

		7,349,558

IT Consulting & Services 7.6%
Accenture Ltd. “A”*	100,500	2,761,740
Affiliated Computer Services, Inc. “A”*	78,800	4,171,672
BearingPoint, Inc.* (d)	54,400	482,528
Cognizant Technology Solutions Corp.*	54,600	1,387,386
First Data Corp.	75,379	3,355,873
Paychex, Inc.	100,708	3,411,987
Unisys Corp.*	298,500	4,143,180

		19,714,366

127

	Shares	Value ($)
Semiconductors & Semiconductor Equipment 22.7%
Analog Devices, Inc.	54,378	2,560,116
ASML Holding NV*	138,337	2,366,946
Atmel Corp.* (d)	96,800	573,056
Broadcom Corp. “A”*	126,158	5,900,410
Infineon Technologies AG (ADR)* (d)	133,600	1,816,960
Intel Corp.	510,789	14,097,776
KLA-Tencor Corp.*	38,700	1,911,006
Konnklijke (Royal) Philips Electronics NV (ADR)	91,900	2,499,680
Linear Technology Corp.	64,040	2,527,659
Maxim Integrated Products, Inc.	93,637	4,908,452
Microchip Technology, Inc.	96,500	3,043,610
National Semiconductor Corp.*	209,900	4,615,701
Novellus Systems, Inc.*	82,000	2,578,080
Samsung Electronics Co., Ltd.	3,900	1,611,347
Texas Instruments, Inc.	266,644	6,447,452
Xilinx, Inc.	49,466	1,647,712

		59,105,963

Software 22.5%
Amdocs Ltd.*	43,400	1,016,862
BEA Systems, Inc.*	461,958	3,797,295
Electronic Arts, Inc.*	55,620	3,034,071
Intuit, Inc.*	98,313	3,792,915
Microsoft Corp.	791,146	22,595,130
Oracle Corp.*	775,500	9,251,715
SAP AG (ADR) (d)	49,700	2,077,957
Symantec Corp.*	77,000	3,371,060
TIBCO Software, Inc.* (d)	524,900	4,435,405
VERITAS Software Corp.*	187,856	5,203,611

		58,576,021

Telecommunication Services 0.7%
Wireless Telecommunication Services
Telefonaktiebolaget LM Ericsson (ADR)* (d)	60,600	1,813,152

Total Common Stocks (Cost $203,662,563)		243,012,752

Securities Lending Collateral 3.3%
Daily Assets Fund Institutional, 1.15% (c) (e) (Cost $8,541,204)	8,541,204	8,541,204
Cash Equivalents 3.4%
Scudder Cash Management QP Trust, 1.20% (b) (Cost $8,829,214)	8,829,214	8,829,214

Total Investment Portfolio - 100.0% (Cost $221,032,981) (a)		260,383,170

Notes to Scudder Technology Growth Portfolio

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $240,932,218. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $19,450,952. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $23,694,022 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,243,070.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated Fund, is managed by Deutsche Asset Management, Inc. The rate shown is the seven-day yield at period end.

(d)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2004 amounted to $8,378,578 which is 3.3% of total net assets.

(e)	Represents collateral held in connection with securities lending. At June 30, 2004, open written options were as follows:

Written Options	Contract Amount	Expiration Date	Strike Price	Value ($)
Broadcom Corp. Call	318	7/17/2004	45.00	(63,215)
Telefonaktiebolaget LM Ericsson Call	606	7/17/2004	30.00	(54,540)
TIBCO Software, Inc. Call	269	7/16/2004	9.00	(3,059)

Total outstanding written options (Premiums received $94,468)				(120,814)

The accompanying notes are an integral part of the financial statements.

128

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $203,662,563)	$243,012,752
Investment in Daily Assets Fund Institutional (cost $8,541,204)*	8,541,204
Investment in Scudder Cash Management QP Trust (cost $8,829,214)	8,829,214

Total investments in securities, at value (cost $221,032,981)	260,383,170

Margin deposit	126,100
Foreign currency, at value (cost $184,086)	185,044
Receivable for investments sold	4,546,803
Dividends receivable	72,304
Interest receivable	5,308
Receivable for Portfolio shares sold	108,832
Foreign taxes recoverable	69

Total assets	265,427,630

Liabilities
Due to custodian	671
Payable for investments purchased	1,560,913
Payable for Portfolio shares redeemed	75,390
Payable upon return of securities loaned	8,541,204
Written options, at value (premiums received $94,468)	120,814
Accrued management fee	150,182
Other accrued expenses and payables	115,877

Total liabilities	10,565,051

Net assets, at value	$254,862,579

Net Assets
Net assets consist of:
Accumulated net investment loss	$(631,089)
Net unrealized appreciation (depreciation) on:
Investments	39,350,189
Written options	(26,346)
Foreign currency related transactions	929
Accumulated net realized gain (loss)	(287,787,902)
Paid-in capital	503,956,798

Net assets, at value	$254,862,579

Class A
Net Asset Value, offering and redemption price per share ($239,444,000 / 27,041,304 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.85
Class B
Net Asset Value, offering and redemption price per share ($15,418,579 / 1,754,201 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.79

*	Represents collateral on securities loaned.

129

Statement of Operations for the six months ended June 30, 2004 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $8,643)	$433,255
Interest - Scudder Cash Management QP Trust	27,499
Securities lending income	8,717

Total Income	469,471

Expenses:
Management fee	971,486
Custodian and accounting fees	41,302
Distribution service fees (Class B)	16,157
Record keeping fees (Class B)	8,723
Auditing	15,810
Trustees’ fees and expenses	4,457
Reports to shareholders	28,960
Other	11,661

Total expenses, before expense reductions	1,098,556

Expense reductions	(796)

Total expenses, after expense reductions	1,097,760

Net investment income (loss)	(628,289)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	11,310,084
Written options	452,215
Foreign currency related transactions	(5,089)

11,757,210

Net unrealized appreciation (depreciation) during the period on:
Investments	(11,637,880)
Written options	(26,346)
Foreign currency related transactions	929

(11,663,297)

Net gain (loss) on investment transactions	93,913

Net increase (decrease) in net assets resulting from operations	$(534,376)

The accompanying notes are an integral part of the financial statements.

130

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(628,289)	$(1,109,123)
Net realized gain (loss)	11,757,210	(64,854,046)
Net unrealized appreciation (depreciation) on investment transactions during the period	(11,663,297)	148,935,889

Net increase (decrease) in net assets resulting from operations	(534,376)	82,972,720

Portfolio share transactions:
Class A
Proceeds from shares sold	23,013,011	51,551,950
Cost of shares redeemed	(39,753,596)	(94,728,478)

Net increase (decrease) in net assets from Class A share transactions	(16,740,585)	(43,176,528)

Class B
Proceeds from shares sold	5,054,439	9,021,390
Cost of shares redeemed	(345,993)	(349,231)

Net increase (decrease) in net assets from Class B share transactions	4,708,446	8,672,159

Increase (decrease) in net assets	(12,566,515)	48,468,351
Net assets at beginning of period	267,429,094	218,960,743

Net assets at end of period (including accumulated net investment loss of $631,089 and $2,800, respectively)	$254,862,579	$267,429,094

Other Information
Class A
Shares outstanding at beginning of period	29,035,542	36,318,161
Shares sold	2,586,004	7,017,960
Shares redeemed	(4,580,242)	(14,300,579)
Net increase (decrease) in Portfolio shares	(1,994,238)	(7,282,619)

Shares outstanding at end of period	27,041,304	29,035,542

Class B
Shares outstanding at beginning of period	1,217,540	51,379
Shares sold	576,862	1,206,790
Shares redeemed	(40,201)	(40,629)
Net increase (decrease) in Portfolio shares	536,661	1,166,161

Shares outstanding at end of period	1,754,201	1,217,540

The accompanying notes are an integral part of the financial statements.

131

Financial Highlights

Class A

Years Ended December 31,	2004[a]		2003	2002	2001	2000[b]	1999[b,c]
Selected Per Share Data
Net asset value, beginning of period	$8.84		$6.02	$9.36	$13.87	$17.77	$10.00
Income (loss) from investment operations:
Net investment income (loss)[d]	(.02)		(.04)	(.03)	.01	.04	.05
Net realized and unrealized gain (loss) on investment transactions	.03		2.86	(3.30)	(4.50)	(3.84)	7.72

Total from investment operations	.01		2.82	(3.33)	(4.49)	(3.80)	7.77

Less distributions from:
Net investment income	—		—	(.01)	(.02)	—	—
Net realized gains on investment transactions	—		—	—	—	(.10)	—

Total distributions	—		—	(.01)	(.02)	(.10)	—

Net asset value, end of period	$8.85		$8.84	$6.02	$9.36	$13.87	$17.77

Total Return (%)	.11	**	46.84	(35.52)	(32.39)	(21.57)	77.70[e]	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	239		257	219	351	270	84
Ratio of expenses before expense reductions (%)	.83	*	.86	.80	.81	.82	1.19	*
Ratio of expenses after expense reductions (%)	.83	*	.86	.80	.81	.82	.94	*
Ratio of net investment income (loss) (%)	(.47	)*	(.50)	(.37)	.12	.21	.60	*
Portfolio turnover rate (%)	131	*	66	64	56	107	34	*

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[c]	For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

[d]	Based on average shares outstanding during the period.

[e]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$8.80		$6.01	$6.32
Income (loss) from investment operations:
Net investment income (loss)[c]	(.04)		(.07)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.03		2.86	(.29)

Total from investment operations	(.01)		2.79	(.31)

Net asset value, end of period	$8.79		$8.80	$6.01

Total Return (%)	(.11	)**	46.42	(4.75	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15		11	.3
Ratio of expenses (%)	1.21	*	1.25	1.06	*
Ratio of net investment income (loss) (%)	(.85	)*	(.89)	(.79	)*
Portfolio turnover rate (%)	131	*	66	64

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

132

Management Summary June 30, 2004

Scudder Total Return Portfolio

Mixed signals muted equity and fixed-income returns for the six-month period ending June 30, 2004. Whereas economic growth and strong corporate earnings lifted the markets, geopolitical risks, high oil prices and concerns over inflation took their toll on overall performance. Even in this climate of mixed messages, the portfolio delivered a positive total return of 2.06% (Class A shares, unadjusted for contract charges, and for the six-month period ended June 30, 2004), as both the equity and fixed-income portions of the portfolio posted strong relative performance. The portfolio’s benchmarks, the Lehman Brothers Aggregate Bond Index and the Standard and Poor’s 500 (S&P 500) index, returned 0.15% and 3.44%, respectively.

The equity portfolio benefited as investors abandoned the lower-quality, early-cycle stocks that dominated market performance in 2003 and gravitated to higher-quality names such as those held in the portfolio. During the first half of 2004, security selection, specifically within the health care sector, was additive to equity returns as the medical equipment and biotechnology industries continued to be focal points of the portfolio. Examples of strength within the equity portfolio’s health care holdings include Genentech, Gilead Sciences and Zimmer Holdings. Further contributing to equity returns was the portfolio’s overweight position in energy stocks. While the spike in oil prices provided the catalyst for the near-term outperformance of the sector, the equity portfolio has been overweight in energy since early last year based on the long-term growth opportunities that we feel exist. Positioning in the technology sector, specifically semiconductors and semiconductor equipment, detracted from performance as investors sold off due to concerns over slowing growth within the industry.

Over the period, volatility continued within the fixed-income markets as Treasury rates declined in the first quarter in response to disappointing job-creation reports. Treasury yields then spiked—with the yield of the 10-year Treasury note increasing 24 basis points in just one day - when a surprisingly strong jobs report came out in April. During the period, mortgages outperformed comparable Treasuries and were a significant contributor to performance. Although underperforming Treasuries in the second quarter, our overall overweight in the asset-backed sector boosted six-month returns. Credit (corporate bonds) was the worst-performing sector in the investment-grade universe during the first half of the year. Concerns about valuations in the context of a rising-interest-rate environment have halted the sector’s momentum. But the good news again this quarter is that individual security selection has generated positive returns from the credit sector for the portfolio.

Julie M. Van Cleave

Jack A. Zehner

Thomas J. Schmid

Portfolio Managers - Equity portion of the Portfolio

J. Christopher Gagnier

Gary W. Bartlett

Andrew P. Cestone

Daniel R. Taylor

Thomas Flaherty

Warren S. Davis

William T. Lissenden

Timothy C. Vile

Brett Diment

Portfolio Managers - Fixed Income portion of the Portfolio

Janet Campagna, Portfolio Manager - Asset Allocation portion of the Portfolio

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please see scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information concerning the portfolio holdings of the portfolio as of month-end is available upon request on the 16th of the following month.

Risk Considerations

The portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Lehman Brothers Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

133

Investment Portfolio June 30, 2004 (Unaudited)

Scudder Total Return Portfolio

	Shares	Value ($)
Common Stocks 62.8%
Consumer Discretionary 8.2%
Automobiles 1.0%
Harley-Davidson, Inc.	112,200	6,949,668
Hotels Restaurants & Leisure 1.6%
International Game Technology	170,200	6,569,720
YUM! Brands, Inc.*	105,900	3,941,598

		10,511,318

Internet & Catalog Retail 0.4%
eBay, Inc.*	27,300	2,510,235
Media 2.6%
Comcast Corp., “A”*	117,600	3,246,936
McGraw-Hill, Inc.	64,700	4,954,079
Omnicom Group, Inc.	75,800	5,752,462
Viacom, Inc. “B”	109,239	3,902,017

		17,855,494

Multiline Retail 1.3%
Kohl’s Corp.*	51,400	2,173,192
Target Corp.	158,700	6,739,989

		8,913,181

Specialty Retail 1.3%
Bed Bath & Beyond, Inc.*	33,900	1,303,455
Home Depot, Inc.	28,700	1,010,240
Lowe’s Companies, Inc.	64,600	3,394,730
Staples, Inc.	95,400	2,796,174

		8,504,599

Consumer Staples 7.6%
Beverages 2.1%
PepsiCo, Inc.	185,120	9,974,266
The Coca-Cola Co.	85,000	4,290,800

		14,265,066

Food & Drug Retailing 2.3%
Wal-Mart Stores, Inc.	205,400	10,836,904
Walgreen Co.	131,000	4,743,510

		15,580,414

Food Products 0.6%
Dean Foods Co.*	32,400	1,208,844
Hershey Foods Corp.	56,400	2,609,628

		3,818,472

Household Products 2.6%
Colgate-Palmolive Co.	143,500	8,387,575
Procter & Gamble Co.	173,000	9,418,120

		17,805,695

Energy 4.5%
Energy Equipment & Services 2.5%
Baker Hughes, Inc.	119,200	4,487,880
Nabors Industries Ltd.*	150,600	6,810,132
Schlumberger Ltd.	86,800	5,512,668

		16,810,680

134

	Shares	Value ($)
Oil & Gas 2.0%
Burlington Resources, Inc.	122,800	4,442,904
ConocoPhillips	76,800	5,859,072
EOG Resources, Inc.	54,400	3,248,224

		13,550,200

Financials 6.8%
Banks 0.8%
Bank of America Corp.	59,600	5,043,352
Capital Markets 1.6%
Goldman Sachs Group, Inc.	21,300	2,005,608
Lehman Brothers Holdings, Inc.	27,700	2,084,425
Morgan Stanley	92,200	4,865,394
State Street Corp.	43,600	2,138,144

		11,093,571

Consumer Finance 1.3%
American Express Co.	168,700	8,667,806
Diversified Financial Services 1.7%
Citigroup, Inc.	146,799	6,826,154
Fannie Mae	62,800	4,481,408

		11,307,562

Insurance 1.4%
AFLAC, Inc.	77,900	3,179,099
American International Group, Inc.	87,137	6,211,125

		9,390,224

Health Care 14.3%
Biotechnology 2.9%
Amgen, Inc.*	18,400	1,004,088
Genentech, Inc.*	228,200	12,824,840
Gilead Sciences, Inc.*	82,000	5,494,000

		19,322,928

Health Care Equipment & Supplies 3.6%
Baxter International, Inc.	104,900	3,620,099
Boston Scientific Corp.*	92,100	3,941,880
C.R. Bard, Inc.	45,600	2,583,240
Hospira, Inc.*	16,650	459,540
Medtronic, Inc.	114,500	5,578,440
Zimmer Holdings, Inc.*	93,300	8,229,060

		24,412,259

Health Care Providers & Services 1.1%
UnitedHealth Group, Inc.	122,800	7,644,300
Pharmaceuticals 6.7%
Abbott Laboratories	166,500	6,786,540
Eli Lilly & Co.	109,300	7,641,163
Johnson & Johnson	220,766	12,296,666
Merck & Co., Inc.	79,500	3,776,250
Pfizer, Inc.	421,775	14,458,447

		44,959,066

Industrials 4.6%
Aerospace & Defense 1.2%
United Technologies Corp.	87,600	8,013,648

135

	Shares	Value ($)
Air Freight & Logistics 0.7%
FedEx Corp.	58,800	4,803,372
Industrial Conglomerates 2.7%
3M Co.	47,000	4,230,470
General Electric Co.	438,500	14,207,400

		18,437,870

Information Technology 15.7%
Communications Equipment 1.8%
Cisco Systems, Inc.*	515,800	12,224,460
Computers & Peripherals 2.6%
Dell, Inc.*	91,100	3,263,202
EMC Corp.*	542,200	6,181,080
International Business Machines Corp.	89,500	7,889,425

		17,333,707

IT Consulting & Services 1.2%
Accenture Ltd. “A”*	61,300	1,684,524
Fiserv, Inc.*	117,700	4,577,353
Paychex, Inc.	57,800	1,958,264

		8,220,141

Semiconductors & Semiconductor Equipment 4.6%
Applied Materials, Inc.*	210,400	4,128,048
Intel Corp.	530,700	14,647,320
Linear Technology Corp.	127,500	5,032,425
Texas Instruments, Inc.	288,900	6,985,602

		30,793,395

Software 5.5%
Adobe Systems, Inc.	21,400	995,100
BEA Systems, Inc.*	76,300	627,186
Electronic Arts, Inc.*	116,000	6,327,800
Intuit, Inc.*	56,200	2,168,196
Microsoft Corp.	639,800	18,272,688
MicroStrategy, Inc.*	22	939
Oracle Corp.*	269,400	3,213,942
Symantec Corp.*	74,100	3,244,098
VERITAS Software Corp.*	73,600	2,038,720

		36,888,669

Materials 0.5%
Chemicals
Ecolab, Inc.	106,000	3,360,200
Telecommunication Services 0.6%
Diversified Telecommunication Services 0.2%
Verizon Communications, Inc.	37,900	1,371,601
Wireless Telecommunication Services 0.4%
AT&T Wireless Services, Inc.*	186,300	2,667,816

Total Common Stocks (Cost $336,519,362)		423,030,969

Warrants 0.0%
MircoStrategy, Inc.* (Cost $0)	96	10

	Shares	Value ($)
Convertible Preferred Stocks 0.0%
Hercules Trust II (Cost $75,312)	120	90,000

136

	Principal Amount ($)	Value ($)
Convertible Bond 0.0%
DIMON, Inc., 6.25%, 3/31/2007 (Cost $46,141)	50,000	46,000
Corporate Bonds 9.0%
Consumer Discretionary 1.0%
Adesa, Inc., 7.625%, 6/15/2012	35,000	35,306
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	45,000	42,300
Boca Resorts, Inc., 9.875%, 4/15/2009	65,000	68,412
Buffets, Inc., 11.25%, 7/15/2010	20,000	20,900
Cablevision Systems Corp.144A, 5.67%, 4/1/2009**	55,000	56,375
Carrols Corp., 9.5%, 12/1/2008	30,000	31,050
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	80,000	86,000
Circus & Eldorado, 10.125%, 3/1/2012	45,000	45,225
Comcast Cable Communications:
6.2%, 11/15/2008	120,000	127,843
8.375%, 3/15/2013	577,000	677,366
CSC Holdings, Inc., 7.875%, 12/15/2007	80,000	83,200
DaimlerChrysler NA Holdings Corp., 4.75%, 1/15/2008	1,065,000	1,073,826
Dex Media East LLC/Financial, 12.125%, 11/15/2012	190,000	221,825
DIMON, Inc., Series B, 9.625%, 10/15/2011	150,000	151,500
EchoStar DBS Corp., 6.375%, 10/1/2011	60,000	59,100
General Motors Corp., 8.25%, 7/15/2023	85,000	89,016
Herbst Gaming, Inc., 144A, 8.125%, 6/1/2012	35,000	35,481
International Game Technology, 8.375%, 5/15/2009	80,000	94,115
Jacobs Entertainment Co., 11.875%, 2/1/2009	80,000	88,000
Liberty Media Corp., Series A, 3.02%, 9/17/2006	1,111,000	1,131,587
Lin Television Corp., 6.5%, 5/15/2013	40,000	38,600
Mail-Well I Corp., 144A, 7.875%, 12/1/2013	35,000	31,850
Mediacom LLC, 9.5%, 1/15/2013	70,000	67,550
MGM MIRAGE, 8.375%, 2/1/2011	50,000	52,250
Park Place Entertainment Corp., 9.375%, 2/15/2007	10,000	10,863
PEI Holding, Inc., 11.0%, 3/15/2010	60,000	69,600
Petro Stopping Centers, 144A, 9.0%, 2/15/2012	115,000	113,850
Premier Entertainment Biloxi LLC/Finance, 144A, 10.75%, 2/1/2012	35,000	36,750

137

	Principal Amount ($)	Value ($)
PRIMEDIA, Inc.:
144A, 6.615%, 5/15/2010	55,000	55,756
8.875%, 5/15/2011	50,000	49,500
Reader’s Digest Association, Inc., 6.5%, 3/1/2011	25,000	24,406
Rent-Way Inc., 11.875%, 6/15/2010	15,000	16,463
Schuler Homes, Inc., 10.5%, 7/15/2011	95,000	108,419
Scientific Games Corp., 12.5%, 8/15/2010	50,000	58,125
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	120,000	122,700
8.75%, 12/15/2011	45,000	48,150
Sonic Automotive, Inc., 8.625%, 8/15/2013	30,000	31,275
Tele-Communications, Inc., 9.875%, 6/15/2022	670,000	882,485
Toys “R” Us, Inc.:
7.375%, 10/15/2018	120,000	110,850
7.875%, 4/15/2013	35,000	35,131
United Auto Group, Inc., 9.625%, 3/15/2012	65,000	71,175
Venetian Casino Resort LLC, 11.0%, 6/15/2010	45,000	51,975
VICORP Restaurants, Inc., 144A, 10.5%, 4/15/2011	40,000	39,800
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	45,000	47,700
Williams Scotsman, Inc., 9.875%, 6/1/2007	45,000	44,663
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011	30,000	30,600

		6,468,913

Consumer Staples 0.1%
Agrilink Foods, Inc., 11.875%, 11/1/2008	15,000	15,863
Gold Kist, Inc., 144A, 10.25%, 3/15/2014	45,000	48,825
North Atlantic Trading Co., 144A, 9.25%, 3/1/2012	55,000	53,212
Pinnacle Foods Holding Corp., 144A, 8.25%, 12/1/2013	25,000	24,125
Rite Aid Corp., 7.3%, 3/10/2019	169	160
Standard Commercial Corp., 144A, 8.0%, 4/15/2012	40,000	39,200
Stater Brother’s Holdings, Inc.:
144A, 5.06%, 6/15/2010	45,000	45,731
144A, 8.125%, 6/15/2012	40,000	40,150
Swift & Co., 12.5%, 1/1/2010	25,000	26,750
United Agri Products, 144A, 8.25%, 12/15/2011	30,000	33,450
Wornick Co., 144A, 10.875%, 7/15/2011	35,000	35,787

		363,253

Energy 1.2%
Avista Corp., 9.75%, 6/1/2008	100,000	117,500
Chesapeake Energy Corp.:
144A, 7.5%, 6/15/2014	15,000	15,450
9.0%, 8/15/2012	35,000	39,375

138

	Principal Amount ($)	Value ($)
Citgo Petroleum Corp., 11.375%, 2/1/2011	155,000	179,800
El Paso Production Holdings Corp., 7.75%, 6/1/2013	125,000	114,688
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	75,000	77,757
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	65,000	65,975
Pedernales Electric Cooperative, Series 02-A, 144A, 6.202%, 11/15/2032	2,090,000	2,090,313
Pemex Project Funding Master Trust, 144A, 2.82%, 6/15/2010	805,000	808,622
Pioneer Natural Resources Co., 9.625%, 4/1/2010	2,345,000	2,876,759
Range Resources Corp., 144A, 7.375%, 7/15/2013	15,000	14,925
Southern Natural Gas, 8.875%, 3/15/2010	65,000	71,013
Stone Energy Corp., 8.25%, 12/15/2011	80,000	83,400
Tri-State Generation & Transmission Association, 144A, 7.144%, 7/31/2033	1,340,000	1,391,027
Williams Cos., Inc.:
144A, 6.75%, 4/15/2009	35,000	34,388
8.125%, 3/15/2012	20,000	21,350
8.75%, 3/15/2032	75,000	75,000

		8,077,342

Financials 3.0%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	130,000	127,400
Americredit Corp., 9.25%, 5/1/2009	100,000	105,250
ASIF Global Finance, 144A, 4.9%, 1/17/2013	1,340,000	1,308,679
BF Saul REIT, 7.5%, 3/1/2014	95,000	94,050
Capital One Bank:
5.0%, 6/15/2009	900,000	902,576
5.125%, 2/15/2014	565,000	534,620
Consolidated Communications Holdings, 144A, 9.75%, 4/1/2012	35,000	35,525
DA-Lite Screen Co., Inc., 144A, 9.5%, 5/15/2011	45,000	46,800
Dollar Financial Group, Inc.:
9.75%, 11/15/2011	35,000	36,575
144A, 9.75%, 11/15/2011	10,000	10,450
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	75,000	74,625
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	85,000	95,207
Ford Motor Credit Co.:
5.8%, 1/12/2009	1,000,000	1,009,399
6.875%, 2/1/2006	2,448,000	2,567,700
General Motors Acceptance Corp.:
5.625%, 5/15/2009	130,000	129,740
6.75%, 1/15/2006	4,910,000	5,144,948
6.875%, 9/15/2011	630,000	645,937
Goldman Sachs Group, Inc.:
5.15%, 1/15/2014	970,000	931,508
6.345%, 2/15/2034	700,000	657,351
HSBC Bank USA, 4.625%, 4/1/2014	1,130,000	1,051,863
iStar Financial, Inc., 6.0%, 12/15/2010	75,000	74,531
Morgan Stanley, 4.75%, 4/1/2014	2,280,000	2,103,576

139

	Principal Amount ($)	Value ($)
Poster Financial Group, 144A, 8.75%, 12/1/2011	60,000	61,050
PXRE Capital Trust I, 8.85%, 2/1/2027	45,000	45,056
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	80,000	92,800
Rabobank Capital Fund II, 144A, 1.0%, 12/29/2049	110,000	106,445
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	1,500,000	1,398,604
Republic New York Corp., 5.875%, 10/15/2008	985,000	1,039,067
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	55,000	55,825
UGS Corp., 144A, 10.0%, 6/1/2012	15,000	15,975
Universal City Development, 11.75%, 4/1/2010	80,000	92,600

		20,595,732

Health Care 0.5%
AmerisourceBergen Corp., 7.25%, 11/15/2012	55,000	56,375
Curative Health Services, Inc., 144A, 10.75%, 5/1/2011	25,000	24,000
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009	40,000	40,900
Health Care Service Corp., 144A, 7.75%, 6/15/2011	2,695,000	3,069,158
InSight Health Services Corp., 9.875%, 11/1/2011	25,000	26,750
Interactive Health LLC, 144A, 7.25%, 4/1/2011	45,000	40,050
Team Health, Inc., 144A, 9.0%, 4/1/2012	20,000	19,200
Tenet Healthcare Corp.:
6.375%, 12/1/2011	185,000	161,875
144A, 9.875%, 7/1/2014	15,000	15,262

		3,453,570

Industrials 0.5%
Aeari Co. I, 144A, 8.25%, 4/15/2012	30,000	30,600
Allied Waste North America, Inc., 144A, 5.75%, 2/15/2011	105,000	99,487
AMI Semiconductor, Inc., 10.75%, 2/1/2013	40,000	46,700
Argo-Tech Corp., 144A, 9.25%, 6/1/2011	40,000	41,200
BAE System 2001 Asset Trust, “B”, Series B 2001, 144A, 7.156%, 12/15/2011	317,307	337,737
Browning-Ferris Industries:
7.4%, 9/15/2035	60,000	53,400
9.25%, 5/1/2021	15,000	16,200
Clean Harbors, Inc., 144A, 11.25%, 7/15/2012	30,000	30,300
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	95,000	96,425
Collins & Aikman Products, 10.75%, 12/31/2011	75,000	75,375
Cornell Companies, Inc., 144A, 10.75%, 7/1/2012	45,000	45,450
Corrections Corp. of America, 9.875%, 5/1/2009	70,000	77,700
Dana Corp.:
7.0%, 3/1/2029	120,000	115,200
9.0%, 8/15/2011	50,000	58,500

140

	Principal Amount ($)	Value ($)
Delta Air Lines, Inc.:
Series 02-1, 6.417%, 7/2/2012	315,000	325,828
Series 2002-1, 6.718%, 1/2/2023	297,326	306,224
Eagle-Picher, Inc., 9.75%, 9/1/2013	30,000	32,250
Erico International Corp., 144A, 8.875%, 3/1/2012	35,000	35,700
Flextronics International Ltd., 6.5%, 5/15/2013	50,000	48,750
Golden State Petroleum Transportation, 8.04%, 2/1/2019	50,000	50,709
Hercules, Inc.:
144A, 6.75%, 10/15/2029	60,000	57,600
11.125%, 11/15/2007	75,000	87,750
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	75,000	81,844
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	75,000	83,438
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	35,000	38,500
Kansas City Southern:
7.5%, 6/15/2009	55,000	55,000
9.5%, 10/1/2008	90,000	97,762
Laidlaw International, Inc., 10.75%, 6/15/2011	55,000	60,019
Meritage Corp., 7.0%, 5/1/2014	55,000	52,250
Millennium America, Inc.:
7.625%, 11/15/2026	115,000	98,325
9.25%, 6/15/2008	60,000	64,500
144A, 9.25%, 6/15/2008	20,000	21,500
Mobile Mini, Inc., 9.5%, 7/1/2013	25,000	27,375
Samsonite Corp., 144A, 8.875%, 6/1/2011	50,000	51,750
Sea Containers Ltd., 10.5%, 5/15/2012	40,000	40,150
Seabulk International, Inc., 9.5%, 8/15/2013	30,000	30,788
Ship Finance International Ltd., 144A, 8.5%, 12/15/2013	75,000	72,375
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	30,000	27,900
10.375%, 7/1/2012	55,000	57,337
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	50,000	57,500
United Rentals North America, Inc., 6.5%, 2/15/2012	80,000	75,600
Westlake Chemical Corp., 8.75%, 7/15/2011	40,000	43,400

		3,206,398

Information Technology 0.0%
Activant Solutions, Inc., 10.5%, 6/15/2011	45,000	47,475
DigitalNet, Inc., 9.0%, 7/15/2010	42,000	44,835
Itron, Inc., 144A, 7.75%, 5/15/2012	10,000	10,025

		102,335

Materials 0.5%
ARCO Chemical Co., 9.8%, 2/1/2020	185,000	181,300
Caraustar Industries, Inc., 9.875%, 4/1/2011	45,000	44,775
Dayton Superior Corp., 10.75%, 9/15/2008	50,000	50,250
Dow Chemical Co., 7.0%, 8/15/2005	1,625,000	1,696,131

141

	Principal Amount ($)	Value ($)
Equistar Chemicals LP:
8.75%, 2/15/2009	65,000	67,762
10.625%, 5/1/2011	15,000	16,650
Euramax International, Inc., 8.5%, 8/15/2011	40,000	41,600
Georgia-Pacific Corp.:
144A, 8.0%, 1/15/2024	305,000	305,000
9.375%, 2/1/2013	100,000	114,500
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	65,000	73,288
Huntsman International LLC, 11.625%, 10/15/2010	70,000	77,350
IMC Global, Inc., 10.875%, 8/1/2013	70,000	83,475
International Steel Group, Inc., 144A, 6.5%, 4/15/2014	115,000	107,812
Mueller Group Inc., 144A, 5.919%, 11/1/2011	20,000	20,800
Omnova Solutions, Inc., 11.25%, 6/1/2010	20,000	21,800
Owens-Brockway Glass Container, 8.25%, 5/15/2013	110,000	113,575
Pliant Corp.:
Step-up Coupon, 0.00%, 6/15/2009	25,000	21,063
11.125%, 9/1/2009	35,000	37,450
TriMas Corp., 9.875%, 6/15/2012	105,000	111,300
United States Steel LLC, 9.75%, 5/15/2010	58,000	64,235

		3,250,116

Telecommunication Services 0.5%
American Cellular Corp., Series B, 10.0%, 8/1/2011	145,000	125,062
Cincinnati Bell, Inc., 8.375%, 1/15/2014	145,000	129,050
Continental Cable, 9.0%, 9/1/2008	180,000	209,767
GCI, Inc., 144A, 7.25%, 2/15/2014	55,000	52,525
Insight Midwest LP:
10.5%, 11/1/2010	30,000	32,700
144A, 10.5%, 11/1/2010	5,000	5,450
MCI, Inc., 7.735%, 5/1/2014	190,000	170,050
Nextel Communications, Inc., 5.95%, 3/15/2014	85,000	78,200
Northern Telecom Capital, 7.875%, 6/15/2026	110,000	105,600
Qwest Corp.:
5.625%, 11/15/2008	360,000	351,900
7.25%, 9/15/2025	10,000	8,700
Telecomunicaciones de Puerto Rico, Inc., 6.65%, 5/15/2006	910,000	961,358
Triton PCS, Inc., 8.5%, 6/1/2013	30,000	28,350
Verizon Pennsylvania, 5.65%, 11/15/2011	974,000	988,139

		3,246,851

Utilities 1.7%
Alabama Power Co., 7.125%, 8/15/2004	800,000	804,670
American Electric Power, 6.125%, 5/15/2006	940,000	986,779
Appalachian Power Co., 5.95%, 5/15/2033	1,330,000	1,226,363

142

	Principal Amount ($)	Value ($)
CMS Energy Corp.:
7.5%, 1/15/2009	95,000	94,525
144A, 7.75%, 8/1/2010	50,000	49,750
8.5%, 4/15/2011	35,000	35,700
Consumers Energy Co., Series F, 4.0%, 5/15/2010	1,245,000	1,178,686
DPL, Inc., 6.875%, 9/1/2011	135,000	136,013
First Energy Corp., 7.375%, 11/15/2031	15,000	15,634
Illinova Corp., 11.5%, 12/15/2010	120,000	141,900
Metropolitan Edison Co., 144A, 4.875%, 4/1/2014	2,185,000	2,036,518
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	200,000	202,000
PG&E Corp., 144A, 6.875%, 7/15/2008	85,000	88,825
Progress Energy, Inc., 6.75%, 3/1/2006	2,550,000	2,689,054
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	65,000	67,275
Xcel Energy, Inc., 7.0%, 12/1/2010	1,780,000	1,968,997

		11,722,689

Total Corporate Bonds (Cost $60,619,318)		60,487,199

Asset Backed 2.6%
Automobile Receivables 0.9%
Chase Manhattan Auto Owner Trust, “A4”, Series 2003-B, 2.57%, 2/16/2010	2,415,000	2,360,075
Daimler Chrysler Auto Trust, “A4”, Series 2002-A, 4.49%, 10/6/2008	672,000	684,550
MMCA Automobile Trust:
“A4”, Series 2002-4, 3.05%, 11/16/2009	700,000	698,236
“B”, Series 2002-2, 4.67%, 3/15/2010	15,090	14,185
“B”, Series 2002-1, 5.37%, 1/15/2010	2,487,446	2,375,511

		6,132,557

Credit Card Receivables 0.5%
MBNA Credit Card Master Note Trust:
“A2”, Series 2004-A2, 1.389%, 7/15/2013	590,000	589,640
2.7%, 9/15/2009	2,980,000	2,915,117

		3,504,757

Home Equity Loans 1.1%
Argent NIM Trust, “A”, Series 2004-WN2, 144A, 4.55%, 4/25/2034	760,472	758,981
Countrywide Asset-Backed Certificates, “N1”, Series 2004-2N, 144A, 5.0%, 2/25/2035	1,050,000	1,044,586
Countrywide Home Loan, “A16”, Series 2002-36, 5.25%, 1/25/2033	1,163,914	1,170,795
Equity One ABS, Inc., “AF3”, Series 2004-1, 3.054%, 4/25/2034	750,000	732,746
Long Beach Mortgage Loan Trust, “A3”, Series 2004-1, 1.6%, 2/25/2034	1,651,557	1,652,811

143

	Principal Amount ($)	Value ($)
Residential Asset Securities Corp., “AI6”, Series 2000-KS1, 7.905%, 2/25/2031	1,919,313	2,033,810

		7,393,729

Miscellaneous 0.1%
Northwest Airlines, “G”, Series 1999-3, 7.935%, 4/1/2019	804,126	860,113

Total Asset Backed (Cost $18,237,182)		17,891,156

Foreign Bonds - US$ Denominated 3.8%
Abitibi-Consolidated, Inc., 144A, 5.02%, 6/15/2011	25,000	25,063
Alestra SA de RL de CV, 8.0%, 6/30/2010	35,000	28,000
Antenna TV SA, 9.0%, 8/1/2007	30,000	30,338
Arcel Finance Ltd., 144A, 5.984%, 2/1/2009	2,026,954	2,101,850
Axtel SA, 144A, 11.0%, 12/15/2013	75,000	71,062
BCP Caylux Holdings Luxembourg SCA, 144A, 9.625%, 6/15/2014	80,000	82,900
Biovail Corp., 7.875%, 4/1/2010	85,000	83,937
Cascades, Inc., 7.25%, 2/15/2013	85,000	84,575
Celulosa Arauco y Constitucion SA, 7.75%, 9/13/2011	435,000	487,826
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	60,000	53,100
Conproca SA de CV, 12.0%, 6/16/2010	100,000	124,000
CP Ships Ltd., 10.375%, 7/15/2012	65,000	74,262
Crown Euro Holdings SA, 10.875%, 3/1/2013	80,000	91,200
Deutsche Telekom International Finance BV:
8.5%, 6/15/2010	240,000	280,454
8.75%, 6/15/2030	1,249,000	1,520,203
Eircom Funding, 8.25%, 8/15/2013	65,000	67,600
Empresa Brasileira de Telecom SA, 144A, 11.0%, 12/15/2008	65,000	70,038
Esprit Telecom Group PLC, 11.5%, 12/15/2007*	630,000	63
Fage Dairy Industry SA, 9.0%, 2/1/2007	230,000	233,450
Federative Republic of Brazil, 8.875%, 4/15/2024	50,000	40,750
Gazprom OAO, 144A, 9.625%, 3/1/2013	100,000	102,875
HSBC Capital Funding LP, 144A, 4.61%, 12/29/2049	1,115,000	1,010,791
Inmarsat Finance PLC, 144A, 7.625%, 6/30/2012	80,000	77,400
Innova S. de R.L., 9.375%, 9/19/2013	75,000	78,562
INTELSAT, 6.5%, 11/1/2013	15,000	13,251
Jefra Cosmetics International, Inc., 10.75%, 5/15/2011	70,000	78,050
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	55,000	56,513
LeGrand SA, 8.5%, 2/15/2025	75,000	77,250
Luscar Coal Ltd., 9.75%, 10/15/2011	70,000	78,750
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	2,890,000	2,854,375
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	50,000	50,750

144

	Principal Amount ($)	Value ($)
Mizuho Financial Group:
144A, 5.79%, 4/15/2014	862,000	847,336
8.375%, 12/29/2049	1,840,000	1,895,200
Mobifon Holdings BV, 12.5%, 7/31/2010	40,000	45,600
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	70,000	65,975
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	60,000	59,400
Nortel Networks Corp., 6.875%, 9/1/2023	30,000	26,550
Nortel Networks Ltd., 6.125%, 2/15/2006	155,000	155,775
Petroleos Mexicanos, 9.5%, 9/15/2027	775,000	887,375
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	154,002	159,392
QBE Insurance Group Ltd., 144A, 5.647%, 7/1/2023	1,155,000	1,098,741
Republic of Turkey:
11.0%, 1/14/2013	35,000	38,150
11.5%, 1/23/2012	30,000	33,600
Rogers Wireless Communications, Inc., 144A, 6.375%, 3/1/2014	45,000	41,400
Royal Bank of Scotland Group PLC, Series 3, 7.816%, 11/29/2049	1,045,000	1,112,481
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	1,735,000	1,851,467
Shaw Communications, Inc.:
Series B, 7.25%, 4/6/2011	80,000	83,017
8.25%, 4/11/2010	35,000	38,063
Sistema Capital SA, 144A, 8.875%, 1/28/2011	50,000	48,500
Sociedad Concesionaria Autopista Contral, 144A, 6.223%, 12/15/2026	2,015,000	1,966,680
Tembec Industries, Inc., 8.5%, 2/1/2011	170,000	171,700
TFM SA de CV:
10.25%, 6/15/2007	135,000	133,650
Step-up Coupon, 11.75%, 6/15/2009	55,000	53,625
12.5%, 6/15/2012	23,000	24,495
Tyco International Group SA:
5.8%, 8/1/2006	125,000	130,362
6.375%, 2/15/2006	390,000	409,463
6.75%, 2/15/2011	465,000	505,260
6.875%, 1/15/2029	2,125,000	2,224,684
United Mexican States:
5.875%, 1/15/2014	15,000	14,415
6.625%, 3/3/2015	10,000	9,925
7.5%, 4/8/2033	230,000	222,640
8.375%, 1/14/2011	125,000	141,250
Vicap SA, 11.375%, 5/15/2007	25,000	24,500
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	55,000	50,463
Vivendi Universal SA, Series B, 9.25%, 4/15/2010	125,000	147,744
WPP Finance Corp., 144A, 5.875%, 6/15/2014	790,000	793,237

Total Foreign Bonds - US$ Denominated (Cost $26,307,778)		25,541,353

145

	Principal Amount ($)	Value ($)
US Government Sponsored Agencies 0.6%
Federal Home Loan Mortgage Corp., 5.0%, 12/1/2033	2,600,000	2,509,000
Federal National Mortgage Association:
4.5%, 12/1/2018	225,000	219,797
5.0% with various maturities from 12/1/2018 until 12/1/2033	1,710,000	1,693,947

Total US Government Sponsored Agencies (Cost $4,367,067)		4,422,744

US Government Agency Sponsored Pass-Throughs 1.5%
Federal Home Loan Mortgage Corp.:
2.875%, 12/15/2006	1,561,000	1,545,788
5.0%, 1/15/2033 (c)	1,685,000	1,613,915
Federal National Mortgage Association:
4.5%, 12/1/2018 (c)	380,275	372,616
5.0%, 6/1/2018 (c)	1,153,350	1,157,455
5.5% with various maturities from 3/1/2018 until 7/1/2033	2,880,339	2,923,330
6.0%, 11/1/2017	971,485	1,014,468
6.5% with various maturities from 5/1/2017 until 12/1/2033	820,765	858,651
8.0%, 9/1/2015	352,962	377,129

Total US Government Agency Sponsored Pass-Throughs (Cost $10,206,934)		9,863,352

US Government Backed 3.4%
US Treasury Bond:
6.0%, 2/15/2026	8,684,000	9,357,349
7.25%, 5/15/2016	1,699,000	2,053,997
US Treasury Note:
1.5%, 3/31/2006	95,000	93,275
3.125%, 10/15/2008	1,226,000	1,201,432
4.375%, 8/15/2012	10,289,000	10,241,177

Total US Government Backed (Cost $22,448,825)		22,947,230

Collateralized Mortgage Obligations 8.3%
Fannie Mae, “C”, Series 1997-MS, 6.74%, 8/25/2007	1,090,000	1,172,426
Fannie Mae Grantor Trust, “1A3”, Series 2004-T2, 7.0%, 11/25/2043	710,874	750,731
Fannie Mae Whole Loan:
“1A3”, Series 2004-W1, 4.49%, 11/25/2043	1,195,000	1,206,276
“5A”, Series 2004-W2, 7.5%, 3/25/2044	2,042,690	2,188,865
Federal Home Loan Mortgage Corp.:
“AU”, Series 2759, 3.5%, 5/15/2019	1,238,000	1,242,704
“QC”, Series 2694, 3.5%, 9/15/2020	1,900,000	1,896,118

146

	Principal Amount ($)	Value ($)
“NB”, Series 2750, 4.0%, 12/15/2022	1,558,000	1,550,397
“ME”, Series 2691, 4.5%, 4/15/2032	3,040,000	2,827,337
“PE”, Series 2727, 4.5%, 7/15/2032	1,300,000	1,205,560
“QH”, Series 2694, 4.5%, 3/15/2032	2,990,000	2,778,422
“JD”, Series 2778, 5.0%, 12/15/2032	3,480,000	3,330,681
“PC”, Series 2520, 5.0%, 2/15/2020	254,880	255,441
“PE”, Series 2721, 5.0%, 1/15/2023	665,000	634,613
“PE”, Series 2777, 5.0%, 4/15/2033	2,365,000	2,261,914
“PE”, Series 2512, 5.5%, 2/15/2022	420,000	427,194
“BD”, Series 2453, 6.0%, 5/15/2017	2,250,000	2,350,320
“3A”, Series T-41, 7.5%, 7/25/2032	785,958	842,202
Federal National Mortgage Association:
“3A2B”, Series 2003-W10, 3.056%, 7/25/2037	1,250,000	1,235,555
“NE”, Series 2004-52, 4.5%, 7/25/2033	1,118,000	1,011,097
“PU”, Series 2003-33, 4.5%, 5/25/2033	1,609,020	1,625,193
“QG”, Series 2004-29, 4.5%, 12/25/2032	1,245,000	1,153,001
“WB”, Series 2003-106, 4.5%, 10/25/2015	1,870,000	1,900,761
“A2”, Series 2002-W10, 4.7%, 8/25/2042	403,367	404,883
“A2”, Series 2002-W9, 4.7%, 8/25/2042	264,927	266,276
“2A3”, Series 2003-W15, 4.71%, 8/25/2043	2,940,000	2,988,676
“KY”, Series 2002-55, 4.75%, 4/25/2028	543,161	544,231
“1A3”, Series 2003-W19, 4.783%, 11/25/2033	1,175,000	1,180,024
“PE”, Series 2002-3, 5.5%, 8/25/2015	4,690,000	4,851,775
“PD”, Series 2002-31, 6.0%, 11/25/2021	6,500,000	6,768,506
“PM”, Series 2001-60, 6.0%, 3/25/2030	849,227	873,492
“HM”, Series 2002-36, 6.5%, 12/25/2029	175,183	178,854
“1A3”, Series 2004-T3, 7.0%, 2/25/2044	360,000	381,375
“A2”, Series 2002-T16, Grantor Trust, 7.0%, 7/25/2042	1,655,254	1,753,537
Bank of America-First Union Commercial Mortgage, Inc., “A1”, Series 2001-3, 4.89%, 4/11/2037	778,950	791,097
Countrywide Alternative Loan Trust, “1A1”, Series 2004-J1, 6.0%, 2/25/2034	798,297	810,748
Countrywide Home Loans:
“1A6”, Series 2003-1, 5.5%, 3/25/2033	561,496	564,019
“A5”, Series 2002-27, 5.5%, 12/25/2032	1,215,250	1,221,262

147

	Principal Amount ($)	Value ($)
FHLMC Structured Pass Through Securities, “3A”, Series T-58, 7.0%, 9/25/2043	1,073,236	1,136,933
Government National Mortgage Association, “PD”, Series 2004-30, 5.0%, 2/20/2033	1,115,000	1,063,712

Total Collateralized Mortgage Obligations (Cost $55,965,086)		56,239,082

Commercial and Non-Agency Mortgage Backed Securities 3.1%
First Union-Lehman Brothers Commercial Mortgage, “A3”, Series 1997-C1, 7.38%, 4/18/2029	2,069,514	2,219,300
Master Adjustable Rate Mortgages Trust, “9A2”, Series 2004-5, 1.0%, 6/25/2032	1,200,000	1,200,000
Master Alternative Loan Trust:
“7A1”, Series 2004-4, 6.0%, 5/25/2034	318,733	319,067
“3A1”, Series 2004-5, 6.5%, 6/25/2034	371,013	383,227
“8A1”, Series 2004-3, 7.0%, 4/25/2034	977,623	1,023,970
Master Asset Securitization Trust:
“3A2”, Series 2003-2, 4.25%, 4/25/2033	1,629,545	1,628,825
“8A1”, Series 2003-6, 5.5%, 7/25/2033	1,416,062	1,384,222
PNC Mortgage Acceptance Corp., Commercial Mortgage, “A2”, Series 2000-C1, 7.61%, 2/15/2010	1,545,000	1,749,371
Residential Asset Securities Corp., “AI”, Series 2003-KS9, 4.71%, 3/25/2033	1,845,000	1,827,024
Structured Asset Securities Corp., “2A1”, Series 2003-1, 6.0%, 2/25/2018	131,402	136,352
Washington Mutual Mortgage Securities Corp., “4A1”, Series 2002-S7, 4.5%, 11/25/2032	362,903	363,584
Washington Mutual MSC Mortgage Pass-Through, “3A1”, Series 2003-MS6, 4.55%, 5/25/2033	3,291,671	3,274,979
Wells Fargo Mortgage Backed Securities Trust, “1A1”, Series 2003-6, 5.0%, 6/25/2018	1,922,140	1,921,992

Total Commercial and Non-Agency Mortgage Backed Securities (Cost $21,167,233)		20,819,039

148

	Principal Amount ($)	Value ($)
Municipal Investments 1.8%
Broward County, FL, Airport Revenue, Airport Systems Revenue, Series J-2, 6.13%, 10/1/2007 (d)	1,000,000	1,073,540
Illinois, Higher Education Revenue, Educational Facilities Authority, Series C, 7.1%, 7/1/2012 (d)	1,000,000	1,130,080
Mashantucket, CT, Special Assessment Revenue, Western Pequot Tribe Special Revenue, Series A, 144A, 6.57%, 9/1/2013 (d)	1,285,000	1,393,454
New York, GO, Environmental Facilities Corp., Series B, 4.95%, 1/1/2013 (d)	1,895,000	1,868,527
Ohio, Sales & Special Tax Revenue, 7.6%, 10/1/2016 (d)	1,000,000	1,100,390
Passaic County, NJ, County GO, 5.0%, 2/15/2017 (d)	1,735,000	1,662,008
Texas, American Campus Properties Student Housing Financing Ltd, 6.125%, 8/1/2023 (d)	1,040,000	1,048,809
Union County, NJ, Student Loan Revenue, Improvement Authority, 5.29%, 4/1/2018 (d)	1,185,000	1,157,081
Washington, Industrial Development Revenue, 3.5%, 10/1/2010 (d)	1,840,000	1,735,985

Total Municipal Investments (Cost $12,345,100)		12,169,874

Government National Mortgage Association 0.2%
Government National Mortgage Association, 5.0%, 9/20/2033 (Cost $1,130,292)	1,138,654	1,105,370

	Shares	Value ($)
Cash Equivalents 2.9%
Scudder Cash Management QP Trust, 1.20% (b) (Cost $19,268,534)	19,268,534	19,268,534

Total Investment Portfolio - 100.0% (Cost $588,704,164) (a)		673,921,912

Notes to Scudder Total Return Portfolio of Investments

*	Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(a)	The cost for federal income tax purposes was $597,866,605. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $76,055,307. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $86,846,899 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,791,592.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Mortgage dollar roll included.

(d)	Bond is insured by one of these companies:

Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	0.5
FGIC	Financial Guaranty Insurance Company	0.3
FSA	Financial Security Assurance	0.6
MBIA	Municipal Bond Investors Assurance	0.4

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home loan Mortgage Corp. and the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

149

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $569,435,630)	$654,653,378
Investment in Scudder Cash Management QP Trust (cost $19,268,534)	19,268,534

Total investments in securities, at value (cost $588,704,164)	673,921,912

Cash	3,658
Receivable for investments sold	1,748,922
Dividends receivable	252,728
Interest receivable	2,469,876
Receivable for Portfolio shares sold	136,481
Foreign taxes recoverable	2,680
Other assets	15,395

Total assets	678,551,652

Liabilities
Payable for investments purchased	1,304,849
Payable for investments purchased - mortgage dollar rolls	4,376,823
Payable for Portfolio shares redeemed	783,324
Deferred mortgage dollar roll income	8,374
Accrued management fee	317,862
Other accrued expenses and payables	129,928

Total liabilities	6,921,160

Net assets, at value	$671,630,492

Net Assets
Net assets consist of:
Undistributed net investment income	5,822,162
Net unrealized appreciation (depreciation) on:
Investments	85,217,748
Foreign currency related transactions	391
Accumulated net realized gain (loss)	(121,615,916)
Paid-in capital	702,206,107

Net assets, at value	$671,630,492

Class A
Net Asset Value, offering and redemption price per share ($644,109,031 / 30,082,652 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$21.41
Class B
Net Asset Value, offering and redemption price per share ($27,521,461 / 1,284,661 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$21.42

150

Statement of Operations for the six months ended June 30, 2004 (Unaudited)

Investment Income
Income:
Dividends	$2,228,850
Interest	6,321,635
Interest - Scudder Cash Management QP Trust	100,517
Securities lending income	253

Total Income	8,651,255

Expenses:
Management fee	1,873,962
Custodian fees	18,646
Distribution service fees (Class B)	29,494
Record keeping fees (Class B)	16,061
Auditing	23,540
Legal	3,970
Trustees’ fees and expenses	17,449
Reports to shareholders	72,850
Other	21,283
Total expenses, before expense reductions	2,077,255
Expense reductions	(2,189)

Total expenses, after expense reductions	2,075,066

Net investment income (loss)	6,576,189

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	1,862,066
Foreign currency related transactions	45
1,862,111
Net unrealized appreciation (depreciation) during the period on:
Investments	5,810,315
Foreign currency related transactions	(113)
5,810,202

Net gain (loss) on investment transactions	7,672,313

Net increase (decrease) in net assets resulting from operations	$14,248,502

The accompanying notes are an integral part of the financial statements.

151

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,576,189	$12,222,026
Net realized gain (loss) on investment transactions	1,862,111	(15,813,854)
Net unrealized appreciation (depreciation) on investment and foreign currency transactions during the period	5,810,202	112,165,816

Net increase (decrease) in net assets resulting from operations	14,248,502	108,573,988

Distributions to shareholders from:
Net investment income
Class A	(10,706,370)	(19,941,338)
Class B	(287,648)	(91,069)
Portfolio share transactions:
Class A
Proceeds from shares sold	6,276,560	10,694,541
Reinvestment of distributions	10,706,370	19,941,338
Cost of shares redeemed	(43,278,879)	(90,416,600)

Net increase (decrease) in net assets from Class A share transactions	(26,295,949)	(59,780,721)

Class B
Proceeds from shares sold	7,321,565	19,711,965
Reinvestment of distributions	287,648	91,069
Cost of shares redeemed	(1,269,792)	(1,167,522)

Net increase (decrease) in net assets from Class B share transactions	6,339,421	18,635,512

Increase (decrease) in net assets	(16,702,044)	47,396,372

Net assets at beginning of period	688,332,536	640,936,164

Net assets at end of period (including undistributed net investment income of $5,822,162 and $10,239,991, respectively)	$671,630,492	$688,332,536

Other Information
Class A
Shares outstanding at beginning of period	31,305,397	34,306,666
Shares sold	291,143	549,966
Shares issued to shareholders in reinvestment of distributions	499,597	1,101,123
Shares redeemed	(2,013,485)	(4,652,358)
Net increase (decrease) in Portfolio shares	(1,222,745)	(3,001,269)

Shares outstanding at end of period	30,082,652	31,305,397

Class B
Shares outstanding at beginning of period	988,869	43,090
Shares sold	341,157	999,072
Shares issued to shareholders in reinvestment of distributions	13,397	5,023
Shares redeemed	(58,762)	(58,316)
Net increase (decrease) in Portfolio shares	295,792	945,779

Shares outstanding at end of period	1,284,661	988,869

The accompanying notes are an integral part of the financial statements.

152

Financial Highlights

Class A

Years Ended December 31,	2004[a]		2003	2002	2001[b]	2000[c]	1999[c]
Selected Per Share Data
Net asset value, beginning of period	$21.32		$18.66	$22.57	$25.91	$28.82	$27.35
Income (loss) from investment operations:
Net investment income (loss)[d]	.21		.37	.47	.61	.74	.84
Net realized and unrealized gain (loss) on investment transactions	.23		2.90	(3.81)	(2.20)	(1.40)	3.03

Total from investment operations	.44		3.27	(3.34)	(1.59)	(.66)	3.87

Less distributions from:
Net investment income	(.35)		(.61)	(.57)	(.80)	(.90)	(.90)
Net realized gains on investment transactions	—		—	—	(.95)	(1.35)	(1.50)

Total distributions	(.35)		(.61)	(.57)	(1.75)	(2.25)	(2.40)

Net asset value, end of period	$21.41		$21.32	$18.66	$22.57	$25.91	$28.82

Total Return (%)	2.06	**	18.10	(15.17)	(6.09)	(2.63)	14.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	644		667	640	861	851	952
Ratio of expenses (%)	.60	*	.59	.58	.58	.61	.61
Ratio of net investment income (loss) (%)	1.94	*	1.88	2.32	2.63	2.75	3.12
Portfolio turnover rate (%)	84	[e]*	102 [e]	140	115	107	80

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.

[c]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[d]	Based on average shares outstanding during the period.

[e]	The portfolio turnover rate including mortgage dollar roll transactions was 96% and 108% for the periods ended June 30, 2004 and December 31, 2003, respectively.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004[a]		2003		2002[b]
Selected Per Share Data
Net asset value, beginning of period	$21.28		$18.64		$19.46
Income (loss) from investment operations:
Net investment income (loss)[c]	.17		.28		.18
Net realized and unrealized gain (loss) on investment transactions	.23		2.92		(1.00)

Total from investment operations	.40		3.20		(.82)

Less distributions from:
Net investment income	(.26)		(.56)		—

Net asset value, end of period	$21.42		$21.28		$18.64

Total Return (%)	1.89	**	17.66		(4.21	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28		21		.8
Ratio of expenses (%)	.99	*	.99		.86	*
Ratio of net investment income (loss) (%)	1.55	*	1.48		1.96	*
Portfolio turnover rate (%)	84	[d]*	102	[d]	140

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c]	Based on average shares outstanding during the period.

[d]	The portfolio turnover rate including mortgage dollar roll transactions was 96% and 108% for the periods ended June 30, 2004 and December 31, 2003, respectively.

*	Annualized

**	Not annualized

153

Management Summary June 30, 2004

SVS Davis Venture Value Portfolio

For the six-month period ended June 30, 2004, Class A shares of SVS Davis Venture Value Portfolio returned 4.33% (unadjusted for contract charges), compared with its benchmark, the Russell 1000 Value Index, which returned 3.94%. The Standard & Poor’s 500 (S&P 500) Index returned 3.44% for the six-month period ended June 30, 2004.

The portfolio’s investment strategy is to perform extensive research to buy companies with expanding earnings at value prices and hold them for the long term.

During the six-month period ended June 30, 2004, the portfolio’s largest sector weighting was in financial services. The portfolio’s financial holdings contributed to strong relative performance by outperforming the Standard & Poors 500[7]index. Also contributing to the portfolio’s strong relative performance were the portfolio’s technology holdings which, while representing only a small portion of the portfolio, performed more strongly than other technology companies included in the benchmark. The portfolio’s consumer nondurable holdings reduced the portfolio’s relative performance.

Among the portfolio’s top 10 holdings the strongest-performing stocks were Bank One Corp., a financial services company; Costco Wholesale Corp., a retail company; and American International Group, another financial services company.

Among the portfolio’s top 10 holdings the weakest-performing stocks were Altria Group, Inc., a consumer nondurable company; Citigroup, Inc, a financial services company; and HSBC Holdings PLC, a financial services company.

Christopher C. Davis

Kenneth Charles Feinberg

Co-Managers

Davis Selected Advisers, L.P., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please see scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information concerning the portfolio holdings of the portfolio as of month-end is available upon request on the 16th of the following month.

Risk Considerations

The portfolio has stock market and equity risks, which means stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

In this report Davis Selected Advisers makes candid statements and observations regarding economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the investment strategies will be successful. Market values will vary so that an investor may experience a gain or a loss.

154

Investment Portfolio June 30, 2004 (Unaudited)

SVS Davis Venture Value Portfolio

	Shares	Value ($)
Common Stocks 85.8%
Consumer Discretionary 6.0%
Hotels Restaurants & Leisure 0.7%
Marriott International, Inc. “A”	42,800	2,134,864
Media 4.6%
Comcast Corp. “A”*	298,000	8,227,780
Gannett Co., Inc.	21,000	1,781,850
Lagardere S.C.A.	54,700	3,423,980
WPP Group PLC (ADR)	19,200	983,616

		14,417,226

Specialty Retail 0.7%
AutoZone, Inc.*	29,400	2,354,940
Consumer Staples 10.6%
Beverages 2.2%
Diageo PLC (ADR)	78,300	4,286,925
Heineken Holding NV “A”	88,000	2,583,108

		6,870,033

Food & Drug Retailing 2.7%
Costco Wholesale Corp. (d)	206,700	8,489,169
Food Products 1.3%
Hershey Foods Corp.	55,600	2,572,612
Kraft Foods, Inc. “A” (d)	44,700	1,416,096

		3,988,708

Tobacco 4.4%
Altria Group, Inc.	279,600	13,993,980
Energy 6.6%
Energy Equipment & Services 0.5%
Transocean, Inc.*	52,600	1,522,244
Oil & Gas 6.1%
ConocoPhillips	88,660	6,763,872
Devon Energy Corp.	82,800	5,464,800
EOG Resources, Inc.	70,400	4,203,584
Occidental Petroleum Corp.	56,800	2,749,688

		19,181,944

Financials 44.6%
Banks 14.6%
Bank One Corp.	196,200	10,006,200
Fifth Third Bancorp.	81,500	4,383,070
Golden West Financial Corp.	76,900	8,178,315
HSBC Holdings PLC	620,152	9,242,945
Lloyds TSB Group PLC (ADR) (d)	70,300	2,241,164
Takefuji Corp.	35,500	2,580,098
Wells Fargo & Co.	162,600	9,305,598

		45,937,390

Capital Markets 1.0%
Morgan Stanley	44,500	2,348,265
State Street Corp.	14,500	711,080

		3,059,345

155

	Shares	Value ($)
Consumer Finance 6.4%
American Express Co.	385,600	19,812,128
Providian Financial Corp.*	18,500	271,395

		20,083,523

Diversified Financial Services 4.3%
Citigroup, Inc.	206,300	9,592,950
Moody’s Corp.	48,200	3,116,612
Principal Financial Group, Inc.	28,800	1,001,664

		13,711,226

Insurance 16.8%
American International Group, Inc.	218,200	15,553,296
Aon Corp.	92,800	2,642,016
Berkshire Hathaway, Inc. “B”*	4,785	14,139,675
Chubb Corp.	12,500	852,250
Loews Corp.	84,100	5,042,636
Markel Corp.*	1,300	360,750
Marsh & McLennan Companies, Inc.	16,500	748,770
Progressive Corp.	98,700	8,419,110
Sun Life Financial, Inc.	17,700	512,238
Transatlantic Holdings, Inc.	57,150	4,628,579

		52,899,320

Real Estate 1.5%
CenterPoint Properties Trust (REIT)	60,800	4,666,400
Health Care 3.4%
Health Care Providers & Services 0.8%
HCA, Inc.	58,900	2,449,651
Pharmaceuticals 2.6%
Eli Lilly & Co.	52,700	3,684,257
Merck & Co., Inc.	18,400	874,000
Novartis AG (Registered)	28,500	1,259,448
Pfizer, Inc.	69,700	2,389,316

		8,207,021

Industrials 7.1%
Air Freight & Logistics 0.8%
United Parcel Service, Inc. “B”	32,800	2,465,576
Commercial Services & Supplies 2.5%
D&B Corp.*	49,900	2,690,109
H&R Block, Inc.	81,400	3,881,152
Rentokil Initial PLC	446,600	1,172,964

		7,744,225

Industrial Conglomerates 3.8%
Tyco International Ltd. (d)	364,462	12,078,271
Information Technology 3.1%
Communications Equipment 0.3%
Nokia Oyj (ADR)	58,400	849,136
Computers & Peripherals 1.6%
Lexmark International, Inc. “A”*	53,400	5,154,702
Semiconductors & Semiconductor Equipment 0.1%
Agere Systems, Inc. “A”*	124,700	286,810

156

	Shares	Value ($)
Software 1.1%
Microsoft Corp.	121,700	3,475,752
Materials 4.0%
Construction Materials 1.2%
Martin Marietta Materials, Inc.	41,100	1,821,963
Vulcan Materials Co.	41,400	1,968,570

		3,790,533

Containers & Packaging 2.8%
Sealed Air Corp.*	163,200	8,693,664
Telecommunication Services 0.4%
Wireless Telecommunication Services
SK Telecom Co., Ltd. (ADR) (d)	64,500	1,353,855

Total Common Stocks (Cost $225,362,176)		269,859,508

	Shares	Value ($)
Securities Lending Collateral 6.4%
Daily Assets Fund Institutional, 1.15% (c) (e) (Cost $20,124,820)	20,124,820	20,124,820
Cash Equivalents 7.8%
Scudder Cash Management QP Trust, 1.20% (b) (Cost $24,457,515)	24,457,515	24,457,515

Total Investment Portfolio - 100.0% (Cost $269,944,511) (a)		314,441,843

Notes to SVS Davis Venture Value Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $270,414,628. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $44,027,215. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $48,509,385 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,482,170.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	All or a portion of these securities were on loan (see Notes to Financials Statements). The value of all securities loaned at June 30, 2004 amounted to $19,755,099, which is 6.7% of total net assets.

(e)	Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

157

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $225,362,176)	$269,859,508
Investment in Daily Assets Fund Institutional (cost $20,124,820)*	20,124,820
Investment in Scudder Cash Management QP Trust (cost $24,457,515)	24,457,515

Total investments in securities, at value (cost $269,944,511)	314,441,843

Cash	12,613
Foreign currency, at value (cost $83,571)	83,294
Receivable for investments sold	11,729
Dividends receivable	441,037
Interest receivable	18,805
Receivable for Portfolio shares sold	363,801
Foreign taxes recoverable	4,518
Other assets	5,072

Total assets	315,382,712

Liabilities
Payable for investments purchased	809,377
Payable upon return of securities loaned	20,124,820
Payable for Portfolio shares redeemed	113,377
Accrued management fee	225,367
Other accrued expenses and payables	133,391

Total liabilities	21,406,332

Net assets, at value	$293,976,380

Net Assets
Net assets consist of:
Undistributed net investment income	763,364
Net unrealized appreciation (depreciation) on:
Investments	44,497,332
Foreign currency related transactions	(595)
Accumulated net realized gain (loss)	(7,468,003)
Paid-in capital	256,184,282

Net assets, at value	$293,976,380

Class A
Net Asset Value, offering and redemption price per share ($242,292,800 / 22,616,717 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.71
Class B
Net Asset Value, offering and redemption price per share ($51,683,580 / 4,825,071 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.71

*	Represents collateral on securities loaned.

158

Statement of Operations for the six months ended June 30, 2004 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $66,369)	$2,236,220
Interest - Scudder Cash Management QP Trust	99,493
Securities lending income	9,971

Total Income	2,345,684

Expenses:
Management fee	1,272,726
Custodian and accounting fees	55,581
Distribution service fees (Class B)	48,211
Record keeping fees (Class B)	26,483
Auditing	50,244
Legal	27,298
Trustee’s fees and expenses	1,748
Reports to shareholders	42,705
Registration fees	67
Other	4,307

Total expenses, before expense reductions	1,529,370

Expense reductions	(686)

Total expenses, after expense reductions	1,528,684

Net investment income (loss)	817,000

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	(574,054)
Foreign currency related transactions	(8,550)

(582,604)

Net unrealized appreciation (depreciation) during the period on:
Investments	10,873,794
Foreign currency related transactions	(595)

10,873,199

Net gain (loss) on investment transactions	10,290,595

Net increase (decrease) in net assets resulting from operations	$11,107,595

The accompanying notes are an integral part of the financial statements.

159

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$817,000	$1,171,027
Net realized gain (loss) on investment transactions	(582,604)	(1,944,206)
Net unrealized appreciation (depreciation) on investment transactions during the period	10,873,199	53,830,899

Net increase (decrease) in net assets resulting from operations	11,107,595	53,057,720

Distributions to shareholders from:
Net investment income
Class A	(1,002,743)	(926,268)
Class B	(15,708)	(13,751)
Portfolio share transactions:
Class A
Proceeds from shares sold	19,658,604	27,361,668
Reinvestment of distributions	1,002,743	926,268
Cost of shares redeemed	(7,145,895)	(15,951,017)

Net increase (decrease) in net assets from Class A share transactions	13,515,452	12,336,919

Class B
Proceeds from shares sold	21,176,882	24,216,184
Reinvestment of distributions	15,708	13,751
Cost of shares redeemed	(282,810)	(50,102)

Net increase (decrease) in net assets from Class B share transactions	20,909,780	24,179,833

Increase (decrease) in net assets	44,514,376	88,634,453
Net assets at beginning of period	249,462,004	160,827,551

Net assets at end of period (including undistributed net investment income of $763,364 and $964,815, respectively)	$293,976,380	$249,462,004

Other Information
Class A
Shares outstanding at beginning of period	21,351,155	20,031,383
Shares sold	1,848,589	3,122,880
Shares issued to shareholder in reinvestment of distributions	93,978	122,360
Shares redeemed	(677,005)	(1,925,468)
Net increase (decrease) in Portfolio shares	1,265,562	1,319,772

Shares outstanding at end of period	22,616,717	21,351,155

Class B
Shares outstanding at beginning of period	2,848,268	100,387
Shares sold	2,002,012	2,751,475
Shares issued to shareholder in reinvestment of distributions	1,471	1,817
Shares redeemed	(26,680)	(5,411)
Net increase (decrease) in Portfolio shares	1,976,803	2,747,881

Shares outstanding at end of period	4,825,071	2,848,268

The accompanying notes are an integral part of the financial statements.

160

Financial Highlights

Class A

Years Ended December 31,	2004[a]		2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$10.31		$7.99	$9.50	$10.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.04		.06	.05	.03
Net realized and unrealized gain (loss) on investment transactions	.41		2.31	(1.55)	(.53)

Total from investment operations	.45		2.37	(1.50)	(.50)

Less distributions from:
Net investment income	(.05)		(.05)	(.01)	—

Net asset value, end of period	$10.71		$10.31	$7.99	$9.50

Total Return (%)	4.33	**	29.84	(15.79)	(5.00	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	242		220	160	109
Ratio of expenses (%)	1.08	*	1.01	1.02	1.09	*
Ratio of net investment income (loss) (%)	.67	*	.62	.62	.48	*
Portfolio turnover rate (%)	1	*	7	22	15	*

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

[c]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$10.29		$7.98	$8.52
Income (loss) from investment operations:
Net investment income (loss)[c]	.01		.02	.04
Net realized and unrealized gain (loss) on investment transactions	.41		2.32	(.58)

Total from investment operations	.42		2.34	(.54)

Less distributions from:
Net investment income	(.00)[d]		(.03)	—

Net asset value, end of period	$10.71		$10.29	$7.98

Total Return (%)	4.13	**	29.42	(6.34	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52		29	.8
Ratio of expenses (%)	1.47	*	1.40	1.27	*
Ratio of net investment income (loss) (%)	.28	*	.23	1.06	*
Portfolio turnover rate (%)	1	*	7	22

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c]	Based on average shares outstanding during the period.

[d]	Amount is less than $0.005 per share.

*	Annualized

**	Not annualized

161

Management Summary June 30, 2004

SVS Dreman Financial Services Portfolio

SVS Dreman Financial Services Portfolio Class A shares (unadjusted for contract charges) rose 1.96% during the six months ended June 30, 2004. Significantly underweight positions relative to the benchmark in investment banking, brokerage and investment management companies - all of which dramatically underperformed during the second quarter - were instrumental to the portfolio’s outpacing the 1.21% total return of its benchmark, the Standard & Poor’s Financial Index, for the period. These second-quarter gains, along with the strong performance of select regional banks, such as KeyCorp, and diversified financials, such as American Express, helped the portfolio recover ground lost during the first quarter to rising interest rates and issue-specific disappointments.

Most disappointing was the persistently poor performance of Freddie Mac and Fannie Mae, two core holdings in which the portfolio is overweight relative to the benchmark. These companies continued to be mired in ongoing regulatory issues and an investigation into the complex accounting methods of Freddie Mac. Its association hurt Fannie Mae, which tends to trade in tandem. Multiline insurer American International Group and savings and loan Washington Mutual, Inc., both among the portfolio’s largest holdings, also suffered losses.

The managers remain confident in the portfolio’s positioning, based on their view that these companies continue to offer significant value, with remarkably low relative P/E ratios and strong earnings growth potential. At some point, they believe, the investing public will recognize and reward the fundamental solidity of these companies. Increased interest rates, however, underscore the need to balance risk and return potential. The portfolio continues to be conservatively positioned, and is currently without exposure to the consumer finance industry.

David N. Dreman

Lead Manager

F. James Hutchinson

Portfolio Manager

Dreman Value Management, L.L.C., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please see scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information concerning the portfolio holdings of the portfolio as of month-end is available upon request on the 16th of the following month.

Risk Considerations

This portfolio is subject to stock market risk. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Additionally, this portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The S&P Financial Index is an unmanaged index that gauges the performance of the financial companies within the S&P 500 Index. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

162

Investment Portfolio June 30, 2004 (Unaudited)

SVS Dreman Financial Services Portfolio

	Shares	Value ($)
Common Stocks 99.9%
Financials
Banks 44.3%
Bank of America Corp.	141,410	11,966,114
Bank One Corp.	21,962	1,120,062
Banknorth Group, Inc.	53,911	1,751,029
Charta Financial Corp.	18,800	639,200
Golden West Financial Corp.	18,050	1,919,618
Independence Community Bank Corp.	16,100	586,040
KeyCorp.	192,655	5,758,458
Mercantile Bankshares Corp.	41,400	1,938,348
National Bank of Canada	155,750	5,023,817
PNC Financial Services Group	66,540	3,531,943
Popular, Inc.	50,150	2,144,916
Provident Financial Group	36,415	1,436,936
Provident Financial Services, Inc.	41,400	726,570
Signature Bank*	4,000	95,040
Sovereign Bancorp, Inc.	123,775	2,735,428
Sterling Financial Corp.*	1,034	32,954
Union Planters Corp.	82,172	2,449,547
US Bancorp.	194,820	5,369,239
Wachovia Corp.	88,340	3,931,130
Washington Mutual, Inc.	291,832	11,276,388
Wells Fargo & Co.	49,810	2,850,626

		67,283,403

Capital Markets 6.9%
Bear Stearns Companies, Inc.	20,940	1,765,451
Franklin Resources, Inc.	21,210	1,062,197
Lehman Brothers Holdings, Inc.	21,000	1,580,250
Merrill Lynch & Co., Inc.	52,050	2,809,659
Morgan Stanley	59,480	3,138,759
Piper Jaffray Companies, Inc.*	1,842	83,314

		10,439,630

163

	Shares	Value ($)
Consumer Finance 4.8%
American Express Co.	119,150	6,121,927
SLM Corp.	30,630	1,238,984

		7,360,911

Diversified Financial Services 27.8%
Allied Capital Corp.	79,395	1,938,826
CIT Group, Inc.	55,690	2,132,370
Citigroup, Inc.	140,500	6,533,250
Fannie Mae	139,880	9,981,837
Freddie Mac	255,305	16,160,806
J.P. Morgan Chase & Co.	139,935	5,425,280

		42,172,369

Insurance 15.9%
Allstate Corp.	40,495	1,885,042
American International Group, Inc.	236,673	16,870,052
Chubb Corp.	23,330	1,590,639
Marsh & McLennan Companies, Inc.	34,890	1,583,308
Prudential Financial, Inc.	18,690	868,524
St. Paul Companies, Inc.	33,205	1,346,131

		24,143,696

Real Estate 0.2%
Government Properties Trust, Inc.	23,100	241,395

Total Common Stocks (Cost $124,602,902)		151,641,404

Cash Equivalents 0.1%
Scudder Cash Management QP Trust 1.20% (b) (Cost $180,366)	180,366	180,366

Total Investment Portfolio - 100.0% (Cost $124,783,268)		151,821,770

Notes to SVS Dreman Financial Services Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $125,114,327. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $26,707,443. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $28,425,246 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,717,803.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

164

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $124,602,902)	$151,641,404
Investment in Scudder Cash Management QP Trust (cost $180,366)	180,366

Total investments in securities, at value (cost $124,783,268)	151,821,770

Receivable for investments sold	2,261,557
Dividends receivable	134,755
Interest receivable	1,031
Receivable for Portfolio shares sold	80,995
Other assets	9,702

Total assets	154,309,810

Liabilities
Payable for Portfolio shares redeemed	41,646
Accrued management fee	93,302
Other accrued expenses and payables	86,809

Total liabilities	221,757

Net assets, at value	$154,088,053

Net Assets
Net assets consist of:
Undistributed net investment income	1,256,342
Net unrealized appreciation (depreciation) on:
Investments	27,038,502
Foreign currency related transactions	267
Accumulated net realized gain (loss)	(5,843,653)
Paid-in capital	131,636,595

Net assets, at value	$154,088,053

Class A
Net Asset Value, offering and redemption price per share ($139,687,129 / 11,279,744 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.38
Class B
Net Asset Value, offering and redemption price per share ($14,400,924 / 1,163,080 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.38

165

Statement of Operations for the six months ended June 30, 2004 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $15,359)	$1,981,591
Interest - Scudder Cash Management QP Trust	13,665
Securities lending income	15,327

Total Income	2,010,583

Expenses:
Management fee	584,607
Custodian and accounting fees	28,434
Distribution service fees (Class B)	15,107
Record keeping fees (Class B)	8,203
Auditing	21,365
Legal	5,503
Trustees’ fees and expenses	1,511
Reports to shareholders	7,563
Other	8,342

Total expenses, before expense reductions	680,635

Expense reductions	(533)

Total expenses, after expense reductions	680,102

Net investment income (loss)	1,330,481

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	1,770,821
Net unrealized appreciation (depreciation) during the period on:
Investments	(183,178)
Foreign currency related transactions	(320)

(183,498)

Net gain (loss) on investment transactions	1,587,323

Net increase (decrease) in net assets resulting from operations	$2,917,804

The accompanying notes are an integral part of the financial statements.

166

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,330,481	$2,369,818
Net realized gain (loss) on investment transactions	1,770,821	(2,049,136)
Net unrealized appreciation (depreciation) on investment transactions during the period	(183,498)	32,205,547

Net increase (decrease) in net assets resulting from operations	2,917,804	32,526,229

Distributions to shareholders from:
Net investment income
Class A	(2,233,509)	(1,844,106)
Class B	(138,571)	(20,489)
Portfolio share transactions:
Class A
Proceeds from shares sold	4,062,181	11,621,806
Reinvestment of distributions	2,233,509	1,844,106
Cost of shares redeemed	(9,870,575)	(20,443,301)

Net increase (decrease) in net assets from Class A share transactions	(3,574,885)	(6,977,389)

Class B
Proceeds from shares sold	5,194,848	8,184,393
Reinvestment of distribution	138,571	20,489
Cost of shares redeemed	(401,578)	(298,889)

Net increase (decrease) in net assets from Class B share transactions	4,931,841	7,905,993

Increase (decrease) in net assets	1,902,680	31,590,238
Net assets at beginning of period	152,185,373	120,595,135

Net assets at end of period (including undistributed net investment income of $1,256,342 and $2,297,941, respectively)	$154,088,053	$152,185,373

Other Information
Class A
Shares outstanding at beginning of period	11,569,224	12,274,256
Shares sold	321,464	1,078,203
Shares issued to shareholders in reinvestment of distributions	176,982	200,228
Shares redeemed	(787,926)	(1,983,463)
Net increase (decrease) in Portfolio shares	(289,480)	(705,032)

Shares outstanding at end of period	11,279,744	11,569,224

Class B
Shares outstanding at beginning of period	771,080	39,762
Shares sold	413,666	755,394
Shares issued to shareholders in reinvestment of distributions	10,972	2,225
Shares redeemed	(32,638)	(26,301)
Net increase (decrease) in Portfolio shares	392,000	731,318

Shares outstanding at end of period	1,163,080	771,080

The accompanying notes are an integral part of the financial statements.

167

Financial Highlights

Class A

Years Ended December 31,	2004[a]		2003	2002	2001	2000[b]	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$12.33		$9.79	$10.78	$11.53	$9.24	$9.78
Income (loss) from investment operations:
Net investment income (loss)[c]	.11		.20	.15	.14	.19	.18
Net realized and unrealized gain (loss) on investment transactions	.14		2.50	(1.06)	(.71)	2.27	(.67)

Total from investment operations	.25		2.70	(.91)	(.57)	2.46	(.49)

Less distributions from:
Net investment income	(.20)		(.16)	(.08)	(.13)	(.15)	(.05)
Net realized gains on investment transactions	—		—	—	(.05)	(.02)	—

Total distributions	(.20)		(.16)	(.08)	(.18)	(.17)	(.05)

Net asset value, end of period	$12.38		$12.33	$9.79	$10.78	$11.53	$9.24

Total Return (%)	1.96	**	28.13	(8.51)	(4.86)	27.04[d]	(5.05)[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	140		143	120	117	66	27
Ratio of expenses before expense reductions (%)	.84	*	.86	.83	.86	.91	1.04
Ratio of expenses after expense reductions (%)	.84	*	.86	.83	.86	.89	.99
Ratio of net investment income (loss) (%)	1.73	*	1.84	1.44	1.31	2.01	1.75
Portfolio turnover rate (%)	9	*	7	13	22	13	13

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[c]	Based on average shares outstanding during the period.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$12.31		$9.78	$10.57
Income (loss) from investment operations:
Net investment income (loss)[c]	.08		.14	.06
Net realized and unrealized gain (loss) on investment transactions	.13		2.53	(.85)

Total from investment operations	.21		2.67	(.79)

Less distributions from:
Net investment income	(.14)		(.14)	—

Net asset value, end of period	$12.38		$12.31	$9.78

Total Return (%)	1.72	**	27.73	(7.47	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14		9	.4
Ratio of expenses (%)	1.22	*	1.25	1.08	*
Ratio of net investment income (loss) (%)	1.35	*	1.45	1.33	*
Portfolio turnover rate (%)	9	*	7	13

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

168

Management Summary June 30, 2004

SVS Dreman High Return Equity Portfolio

SVS Dreman High Return Equity Portfolio Class A shares (unadjusted for contract charges) advanced 2.78% during the six months ended June 30, 2004. Significant and unrelated setbacks to three of the portfolio’s core holdings in May eroded first-quarter gains, causing the portfolio to trail the 3.44% total return of its benchmark, the Standard & Poor’s 500 (S&P 500) index.

Altria Group, the largest of these holdings, continued to be mired in legal actions against it and other tobacco companies. Freddie Mac and Fannie Mae, which tend to trade in tandem, were affected by an ongoing investigation into the complex accounting methods of Freddie Mac, regulatory issues and rising interest rates. Although the investigation has continued for more than 18 months, no evidence has been found of additional accounting improprieties. Further detracting from performance were the portfolio’s underweight positions in industrials and information technology stocks.

During the second quarter, Freddie Mac and Fannie Mae rebounded, helping to buoy performance of the portfolio’s financial holdings - its largest industry stake - against the benchmark. Also contributing to performance was a heavy overweight in energy, which benefited from a spike in crude oil and gas prices. Select holdings, including integrated global energy company ConocoPhilips, another core position, posted robust gains. Prudent stock selection within the consumer discretionary sector, particularly among retailers, also added to results.

The managers remain confident in the portfolio’s positioning and in the fundamental strength of its holdings. Nonetheless, increased interest rates underscore the need to balance risk and return potential. The managers continue to seek quality companies with lower valuations and higher long-term earnings growth potential and dividend yields than the broader market.

David N. Dreman

F. James Hutchinson

Co-Managers

Dreman Value Management L.L.C., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please see scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information concerning the portfolio holdings of the portfolio as of month-end is available upon request on the 16th of the following month.

Risk Considerations

The portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development.

This may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

169

Investment Portfolio June 30, 2004 (Unaudited)

SVS Dreman High Return Equity Portfolio

	Shares	Value ($)
Common Stocks 88.2%
Consumer Discretionary 7.4%
Automobiles 0.7%
Ford Motor Co.	345,000	5,399,250
Multiline Retail 0.8%
Federated Department Stores, Inc.	129,505	6,358,695
Specialty Retail 5.9%
Best Buy Co., Inc.	47,225	2,396,197
Borders Group, Inc. (b)	712,900	16,710,376
Home Depot, Inc.	388,455	13,673,616
Lowe’s Companies, Inc.	80,950	4,253,922
Staples, Inc.	334,165	9,794,376

		46,828,487

Consumer Staples 18.0%
Food & Drug Retailing 0.7%
Safeway, Inc.*	232,650	5,895,351
Tobacco 17.3%
Altria Group, Inc.	1,349,420	67,538,471
Imperial Tobacco Group (ADR)	95,145	4,173,060
R.J. Reynolds Tobacco Holdings, Inc. (b)	338,148	22,855,423
Universal Corp.	266,570	13,579,076
UST, Inc. (b)	816,640	29,399,040

		137,545,070

Energy 10.1%
Energy Equipment & Services 0.6%
Transocean, Inc.*	154,200	4,462,548
Oil & Gas 9.5%
ChevronTexaco Corp.	237,230	22,325,715
ConocoPhillips	416,823	31,799,427
Devon Energy Corp.	126,475	8,347,350
El Paso Corp.	846,510	6,670,499
Kerr-McGee Corp.	120,300	6,468,531

		75,611,522

Financials 30.3%
Banks 13.5%
Bank of America Corp.	260,818	22,070,419
Bank One Corp.	100,655	5,133,405
KeyCorp.	335,280	10,021,519
PNC Financial Services Group	236,014	12,527,623
Sovereign Bancorp, Inc.	501,910	11,092,211
US Bancorp.	265,700	7,322,692
Wachovia Corp.	140,000	6,230,000
Washington Mutual, Inc.	854,175	33,005,322

		107,403,191

Capital Markets 0.0%
Piper Jaffray Companies, Inc.*	2,657	120,176
Diversified Financial Services 13.2%
CIT Group, Inc.	89,100	3,411,639
Fannie Mae	535,073	38,182,809

170

	Shares	Value ($)
Freddie Mac	1,000,341	63,321,586

		104,916,034

Insurance 3.6%
American International Group, Inc.	183,375	13,070,970
Marsh & McLennan Companies, Inc.	167,500	7,601,150
Ohio Casualty Corp.*	41,055	826,437
Safeco Corp.	80,815	3,555,860
St. Paul Companies, Inc.	98,405	3,989,339

		29,043,756

Health Care 15.6%
Health Care Equipment & Supplies 0.9%
Becton, Dickinson and Co.	145,055	7,513,849
Health Care Providers & Services 6.6%
AmerisourceBergen Corp.	113,600	6,791,008
HCA, Inc.	262,125	10,901,779
Humana, Inc.*	111,170	1,878,773
Laboratory Corp. of America Holdings*	343,075	13,620,077
Medco Health Solutions, Inc.*	193,294	7,248,525
Quest Diagnostics, Inc.	145,550	12,364,473

		52,804,635

Pharmaceuticals 8.1%
Bristol-Myers Squibb Co.	935,960	22,931,020
Merck & Co., Inc.	360,195	17,109,263
Pfizer, Inc.	479,530	16,438,288
Schering-Plough Corp.	266,080	4,917,158
Wyeth	75,775	2,740,024

		64,135,753

Industrials 3.9%
Electrical Equipment 1.3%
Emerson Electric Co.	167,900	10,670,045
Industrial Conglomerates 2.6%
General Electric Co.	209,350	6,782,940
Tyco International Ltd.	415,005	13,753,266

		20,536,206

Information Technology 2.9%
IT Consulting & Services
Electronic Data Systems Corp.	1,198,640	22,953,956
Utilities 0.0%
Gas Utilities
NiSource, Inc.*	43,220	108,914

Total Common Stocks (Cost $622,376,182)		702,307,438

Securities Lending Collateral 2.1%
Daily Assets Fund Institutional, 1.15% (d) (e) (Cost $16,427,049)	16,427,049	16,427,049

171

	Shares	Value ($)
Cash Equivalents 9.7%
Scudder Cash Management QP Trust, 1.20% (c) (Cost $77,707,100)	77,707,100	77,707,100

Total Investment Portfolio - 100.0% (Cost $716,510,331) (a)		796,441,587

Notes to SVS Dreman High Return Equity Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $717,747,516. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $78,694,071. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $117,149,854 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $38,455,783.

(b)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2004 amounted to $16,034,534, which is 2.1% of net assets.

(c)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents collateral held in connection with securities lending.

At June 30, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Net Unrealized Appreciation (Depreciation) ($)
S&P 500 Index Future	9/16/2004	138	39,019,245	39,343,800	324,555

The accompanying notes are an integral part of the financial statements.

172

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $622,376,182)	$702,307,438
Investment in Daily Assets Fund Institutional (cost $16,427,049)*	16,427,049
Investment in Scudder Cash Management QP Trust (cost $77,707,100)	77,707,100

Total investments in securities, at value (cost $716,510,331)	796,441,587

Cash	10,000
Margin deposit	3,000,000
Receivable for investments sold	479,737
Dividends receivable	1,850,491
Interest receivable	63,201
Receivable for Portfolio shares sold	201,468
Receivable for daily variation margin on open futures contracts	158,700
Other assets	676

Total assets	802,205,860

Liabilities
Payable for investments purchased	3,635,782
Payable for Portfolio shares redeemed	359,732
Payable upon return of securities loaned	16,427,049
Accrued management fee	451,290
Other accrued expenses and payables	194,001

Total liabilities	21,067,854

Net assets, at value	$781,138,006

Net Assets
Net assets consist of:
Undistributed net investment income	7,643,303
Net unrealized appreciation (depreciation) on:
Investments	79,931,256
Futures	324,555
Accumulated net realized gain (loss)	(24,423,572)
Paid-in capital	717,662,464

Net assets, at value	$781,138,006

Class A
Net Asset Value, offering and redemption price per share ($684,879,593 / 60,033,977 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.41
Class B
Net Asset Value, offering and redemption price per share ($96,258,413 / 8,436,789 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.41

*	Represents collateral on securities loaned.

173

Statement of Operations for the six months ended June 30, 2004 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $11,743)	$10,618,727
Interest - Scudder Cash Management QP Trust	363,855
Securities lending income	2,216

Total Income	10,984,798

Expenses:
Management fee	2,750,631
Custodian and accounting fees	82,061
Distribution service fees (Class B)	99,541
Record keeping fees (Class B)	55,122
Auditing	19,463
Trustees’ fees and expenses	4,893
Reports to shareholders	37,732
Registration fees	611
Other	9,174

Total expenses, before expense reductions	3,059,228

Expense reductions	(1,571)

Total expenses, after expense reductions	3,057,657

Net investment income (loss)	7,927,141

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	5,482,707
Futures	2,591,299

8,074,006

Net unrealized appreciation (depreciation) during the period on:
Investments	6,216,203
Futures	(1,889,197)

4,327,006

Net gain (loss) on investment transactions	12,401,012

Net increase (decrease) in net assets resulting from operations	$20,328,153

The accompanying notes are an integral part of the financial statements.

174

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,927,141	$12,351,057
Net realized gain (loss) on investment transactions	8,074,006	10,010,852
Net unrealized appreciation (depreciation) on investment transactions during the period	4,327,006	149,662,562

Net increase (decrease) in net assets resulting from operations	20,328,153	172,024,471

Distributions to shareholders from:
Net investment income Class A	(11,297,007)	(11,229,274)
Class B	(1,021,598)	(193,827)
Portfolio share transactions:
Class A
Proceeds from shares sold	18,640,452	51,591,121
Reinvestment of distributions	11,297,007	11,229,274
Cost of shares redeemed	(24,344,016)	(50,121,722)

Net increase (decrease) in net assets from Class A share transactions	5,593,443	12,698,673

Class B
Proceeds from shares sold	29,524,277	52,862,147
Reinvestment of distributions	1,021,598	193,827
Cost of shares redeemed	(952,471)	(584,554)

Net increase (decrease) in net assets from Class B share transactions	29,593,404	52,471,420

Increase (decrease) in net assets	43,196,395	225,771,463
Net assets at beginning of period	737,941,611	512,170,148

Net assets at end of period (including undistributed net investment income of $7,643,303 and $12,034,767, respectively)	$781,138,006	$737,941,611

Other Information
Class A
Shares outstanding at beginning of period	59,527,655	58,214,359
Shares sold	1,649,775	5,422,760
Shares issued to shareholders in reinvestment of distributions	1,011,370	1,398,415
Shares redeemed	(2,154,823)	(5,507,879)
Net increase (decrease) in Portfolio shares	506,322	1,313,296

Shares outstanding at end of period	60,033,977	59,527,655

Class B
Shares outstanding at beginning of period	5,819,055	251,123
Shares sold	2,610,117	5,599,747
Shares issued to shareholders in reinvestment of distributions	91,377	24,108
Shares redeemed	(83,760)	(55,923)
Net increase (decrease) in Portfolio shares	2,617,734	5,567,932

Shares outstanding at end of period	8,436,789	5,819,055

The accompanying notes are an integral part of the financial statements.

175

Financial Highlights

Class A

Years Ended December 31,	2004[a]		2003	2002	2001	2000[b]	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$11.29		$8.76	$10.81	$10.77	$8.96	$10.28
Income (loss) from investment operations:
Net investment income (loss)[c]	.12		.20	.21	.19	.26	.26
Net realized and unrealized gain (loss) on investment transactions	.19		2.53	(2.13)	(.01)	2.25	(1.38)

Total from investment operations	.31		2.73	(1.92)	.18	2.51	(1.12)

Less distributions from:
Net investment income	(.19)		(.20)	(.09)	(.14)	(.20)	(.10)
Net realized gains on investment transactions	—		—	(.04)	—	(.50)	(.10)

Total distributions	(.19)		(.20)	(.13)	(.14)	(.70)	(.20)

Net asset value, end of period	$11.41		$11.29	$8.76	$10.81	$10.77	$8.96

Total Return (%)	2.78	**	32.04	(18.03)	1.69	30.52	(11.16)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	685		672	510	443	168	113
Ratio of expenses before expense reductions (%)	.77	*	.79	.79	.82	.85	.86
Ratio of expenses after expense reductions (%)	.77	*	.79	.79	.82	.84	.86
Ratio of net investment income (loss) (%)	2.15	*	2.14	2.21	1.78	2.85	2.57
Portfolio turnover rate (%)	9	*	18	17	16	37	24

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[c]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$11.27		$8.75	$9.57
Income (loss) from investment operations:
Net investment income (loss)[c]	.10		.16	.18
Net realized and unrealized gain (loss) on investment transactions	.19		2.53	(1.00)

Total from investment operations	.29		2.69	(.82)

Less distributions from:
Net investment income	(.15)		(.17)	—

Net asset value, end of period	$11.41		$11.27	$8.75

Total Return (%)	2.56	**	31.60	(8.57	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	96		66	2
Ratio of expenses (%)	1.16	*	1.18	1.05	*
Ratio of net investment income (loss) (%)	1.76	*	1.75	4.30	*
Portfolio turnover rate (%)	9	*	18	17

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

176

Management Summary June 30, 2004

SVS Dreman Small Cap Value Portfolio

SVS Dreman Small Cap Value Portfolio Class A shares (unadjusted for contract charges, and for the six-month period ended June 30, 2004) advanced 10.32%, outperforming its benchmark, the Russell 2000 Value Index, which gained 7.83%. The portfolio continued to benefit from a trend that has favored small cap and value stocks. Additionally, a second-quarter shift in investor bias toward stocks of greater value and higher quality helped support the portfolio, which invests in stocks with these fundamental attributes.

Returns were driven primarily by asset allocation, which is a residual of bottom-up stock selection. The portfolio’s heaviest overweight relative to the benchmark in energy (which benefited from a spike in crude oil and gas prices) was the key to its outperformance. The strong showing of energy holdings, notably Ultra Petroleum, Inc. and Tesoro Petroleum Corp., also contributed. Reliant Resources, Inc., an independent power producer, led utility holdings to robust gains, adding significantly to results.

Financials, the portfolio’s largest industry stake, were the biggest detractor, despite the exceptional showing of select real estate investment trusts, including Newcastle Investment Corp. More vulnerable to rising interest rates than their larger, more diversified counterparts, small banks and savings and loans lagged; these comprise slightly less than half of the portfolio’s financial holdings. Additionally, an underweight position in materials, which posted strong gains, hampered performance.

The managers remain comfortable with the portfolio’s positioning, but continue to seek opportunities to enhance the portfolio. The portfolio, they believe, is poised to perform well in any market environment other than one led by technology, which offers few opportunities consistent with the manager’s investment criteria.

David N. Dreman

Nelson Woodard

Co-Managers

Dreman Value Management, L.L.C., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please see scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information concerning the portfolio holdings of the portfolio as of month-end is available upon request on the 16th of the following month.

Risk Considerations

This portfolio is subject to stock market risk. Stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. The portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 2000 Value Index measures the performance of small companies with lower price-to-book ratios and lower forecasted growth values than the overall market. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Portfolio management market commentary is as of June 30, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

177

Investment Portfolio June 30, 2004 (Unaudited)

SVS Dreman Small Cap Value Portfolio

	Shares	Value ($)
Common Stocks 94.7%
Consumer Discretionary 8.9%
Auto Components 0.3%
Noble International Ltd.	48,000	1,188,960
Automobiles 1.1%
Fleetwood Enterprises, Inc.*	324,000	4,714,200
Hotels Restaurants & Leisure 1.6%
Bluegreen Corp.*	210,300	2,902,140
CBRL Group, Inc.	74,300	2,292,155
Navigant International, Inc.*	114,100	2,029,839

		7,224,134

Household Durables 0.7%
Meritage Corp.*	17,300	1,190,240
Standard Pacific Corp.	40,500	1,996,650

		3,186,890

Leisure Equipment & Products 0.6%
Lakes Entertainment, Inc.	220,500	2,555,595
Media 0.4%
Catalina Marketing Corp.*	103,200	1,887,528
Specialty Retail 3.5%
AnnTaylor Stores Corp.*	76,950	2,230,011
Borders Group, Inc.	94,500	2,215,080
Dress Barn, Inc.*	92,700	1,587,024
Linens ‘N Things, Inc.*	99,800	2,925,138
Mettler-Toledo International, Inc.*	129,900	6,383,286

		15,340,539

Textiles, Apparel & Luxury Goods 0.7%
Phillips-Van Heusen Corp.	167,336	3,221,218
Consumer Staples 5.4%
Food Products 2.5%
Chiquita Brands International, Inc.*	185,900	3,889,028
J & J Snack Foods Corp.*	67,600	2,760,108
Ralcorp Holdings, Inc.*	129,700	4,565,440

		11,214,576

Personal Products 1.3%
Helen of Troy Ltd.*	150,600	5,552,622
Tobacco 1.6%
Universal Corp.	68,400	3,484,296
Vector Group Ltd.	227,311	3,580,148

		7,064,444

Energy 10.1%
Energy Equipment & Services 1.4%
Matrix Service Co.*	154,100	1,410,015
Oil States International, Inc.*	239,000	3,656,700
Unit Corp.*	37,900	1,191,955

		6,258,670

Oil & Gas 8.7%
Callon Petroleum Co.	40,200	573,252
Comstock Resources, Inc.*	160,045	3,114,476
Delta Petrolaum Corp.*	249,600	3,357,120
Energy Partners Ltd.*	144,500	2,210,850

178

	Shares	Value ($)
Frontier Oil Corp.	150,100	3,180,619
Global Industries, Inc.*	79,500	454,740
Magnum Hunter Resources, Inc.*	222,700	2,311,626
Parallel Petroleum Corp.	234,100	1,187,121
Penn Virginia Corp.	167,200	6,037,592
Pioneer Drilling Co.	162,000	1,244,160
Quicksilver Resources, Inc.	22,600	1,515,782
Remington Oil & Gas Corp.*	130,700	3,084,520
Tesoro Petroleum Corp.*	90,500	2,497,800
Ultra Petroleum Corp.*	209,400	7,816,902

		38,586,560

Financials 28.3%
Banks 13.0%
BankAtlantic Bancorp., Inc. “A”	113,850	2,100,533
BOK Financial Corp.*	38,556	1,514,094
Capital Bancorp., Ltd.	47,100	1,225,071
Center Financial Corp.	118,200	1,790,730
Colonial BancGroup, Inc.	133,400	2,423,878
Community First Bankshares, Inc.	42,400	1,364,856
First Federal Capital Corp.	103,800	2,888,754
First Federal Financial Corp.*	63,250	2,631,200
Franklin Bank Corp.*	99,900	1,580,418
Fulton Financial Corp.	131,884	2,657,463
Glacier Bancorp., Inc.	124,756	3,514,377
Greater Bay Bancorp.	161,300	4,661,570
Independence Community Bank Corp.	87,700	3,192,280
IndyMac Bancorp., Inc.	85,950	2,716,020
International Bancshares Corp.	53,148	2,155,151
Midwest Banc Holdings, Inc.	62,600	1,395,980
Oriental Finance Group, Inc.	52,400	1,418,468
PFF Bancorp., Inc.	78,100	2,908,444
Provident Bankshares Corp.	97,550	2,813,342
R & G Financial Corp. “B”	157,225	5,197,858
S&T Bancorp, Inc.	41,600	1,330,368
Signature Bank*	15,400	365,904
Sterling Financial Corp.*	54,582	1,739,528
TierOne Corp.	27,800	597,978
Webster Financial Corp.	70,800	3,329,016

		57,513,281

Diversified Financial Services 2.3%
ACE Cash Express, Inc.*	105,400	2,707,726
Bank Mutual Corp.	187,600	2,044,840
CMET Finance Holdings, Inc.*	7,200	720,000
Fieldstone Private Capital Corp.*	149,100	2,348,325
Jer Investment Trust, Inc. 144A*	149,900	2,248,500
MCG Capital Corp.	8,000	123,040

		10,192,431

Insurance 5.7%
Ceres Group, Inc.*	346,890	2,129,905
Endurance Specialty Holdings Ltd.	47,700	1,659,960
Meadowbrook Insurance Group, Inc.*	263,500	1,396,550
ProCentury Corp.*	336,700	3,276,091
PXRE Group Ltd.	51,000	1,288,770
Quanta Capital Holdings Ltd.*	155,900	1,655,658

179

	Shares	Value ($)
Quanta Capital Holdings Ltd.*	123,400	1,325,316
Scottish Re Group Ltd.	251,300	5,842,725
Selective Insurance Group, Inc.	141,300	5,635,044
United National Group, Ltd. “A”*	58,800	888,468

		25,098,487

Real Estate 7.3%
Capital Lease Funding, Inc. (REIT)*	193,100	2,008,240
Correctional Properties Trust (REIT)	71,700	2,097,225
Healthcare Realty Trust, Inc. (REIT)	60,400	2,263,792
Highland Hospitality Corp. (REIT)*	264,100	2,654,205
HRPT Properties Trust (REIT)	133,500	1,336,335
Luminent Mortgage Capital, Inc. (REIT)	58,500	702,000
Medical Properties of America (REIT)*	109,300	1,093,000
MFA Mortgage Investments, Inc. (REIT)	233,300	2,076,370
National Health Investors, Inc. (REIT)	83,400	2,267,646
Newcastle Investment Corp. (REIT)	254,600	7,625,270
Novastar Financial, Inc. (REIT)	224,100	8,506,836

		32,630,919

Health Care 8.1%
Biotechnology 1.5%
Charles River Laboratories International, Inc.*	60,400	2,951,748
Serologicals Corp.*	186,800	3,734,132

		6,685,880

Health Care Equipment & Supplies 1.5%
Apogent Technologies, Inc.*	88,500	2,832,000
Conmed Corp.*	90,000	2,466,000
Cytyc Corp.*	52,900	1,342,073

		6,640,073

Health Care Providers & Services 4.6%
Apria Healthcare Group, Inc.*	82,100	2,356,270
LabOne, Inc.*	87,500	2,780,750
Odyssey Healthcare, Inc.*	108,400	2,040,088
Pediatrix Medical Group, Inc.*	42,600	2,975,610
Province Healthcare Co.*	209,100	3,586,065
Triad Hospitals, Inc.*	179,000	6,664,170

		20,402,953

Pharmaceuticals 0.5%
Par Pharmaceutical Cos., Inc.*	67,900	2,390,759
Industrials 18.1%
Aerospace & Defense 6.1%
CAE, Inc.	595,600	2,721,892
Curtiss-Wright Corp.	52,200	2,933,118
DRS Technologies, Inc.*	98,100	3,129,390
Herley Industries, Inc.*	179,800	3,513,292
Moog, Inc. “A”*	164,250	6,095,317
Precision Castparts Corp.	107,000	5,851,830
Triumph Group, Inc.	13,600	434,248
United Defense Industries, Inc.*	66,100	2,313,500

		26,992,587

Building Products 1.8%
Levitt Corp. “A”*	159,300	4,103,568
NCI Building Systems, Inc.*	60,900	1,982,295

180

	Shares	Value ($)
York International Corp.	52,000	2,135,640

		8,221,503

Commercial Services & Supplies 2.2%
Consolidated Graphics, Inc.*	75,400	3,321,370
FTI Consulting, Inc.*	112,700	1,859,550
John H. Harland Co.	90,700	2,662,045
WCA Waste Corp.	200,700	1,786,230

		9,629,195

Construction & Engineering 1.1%
URS Corp.*	172,500	4,726,500
Electrical Equipment 0.4%
Genlyte Group, Inc.*	31,800	1,999,584
Industrial Conglomerates 1.2%
Denbury Resources, Inc.*	252,600	5,291,970
Machinery 2.8%
Albany International Corp. “A”	72,500	2,433,100
Briggs & Stratton Corp.	26,300	2,323,605
Harsco Corp.	44,400	2,086,800
Oshkosh Truck Corp.	51,400	2,945,734
Valmont Industries	112,400	2,573,960

		12,363,199

Road & Rail 1.9%
Genessee & Wyoming, Inc.*	140,550	3,331,035
RailAmerica, Inc.*	168,100	2,454,260
Yellow Roadway Corp.*	67,807	2,702,787

		8,488,082

Transportation Infrastructure 0.6%
Offshore Logistics, Inc.	90,200	2,536,424
Information Technology 3.4%
Communications Equipment 1.8%
CyberGuard Corp.*	88,100	718,896
Emulex Corp.*	124,600	1,783,026
Luminent, Inc.*	135,000	1,620,000
PC-Tel, Inc.*	316,600	3,735,880

		7,857,802

Computers & Peripherals 0.7%
Stratasys, Inc.	53,000	1,312,280
Western Digital Corp.*	204,400	1,770,104

		3,082,384

Electronic Equipment & Instruments 0.4%
Scansource, Inc.*	33,400	1,984,628
IT Consulting & Services 0.5%
BISYS Group, Inc.*	74,700	1,050,282
CACI International, Inc. “A”*	26,800	1,083,792

		2,134,074

Materials 6.5%
Chemicals 2.2%
Headwaters, Inc.*	244,500	6,339,885
Sensient Technologies Corp.	166,500	3,576,420

		9,916,305

Construction Materials 0.7%
Florida Rock Industries, Inc.	73,695	3,107,718

181

	Shares	Value ($)
Marine 1.0%
Tsakos Energy Navigation Ltd.	128,300	4,357,068
Metals & Mining 2.6%
Cleveland-Cliffs, Inc.	42,800	2,413,492
Metal Management, Inc.*	70,800	1,402,548
Pan American Silver Corp.*	176,400	2,319,660
Stillwater Mining Co.*	142,700	2,141,927
Wheaton River Minerals Ltd.*	1,091,100	3,065,991

		11,343,618

Utilities 5.9%
Electric Utilities 1.3%
CMS Energy Corp.*	315,100	2,876,863
WPS Resources Corp.	65,000	3,012,750

		5,889,613

Gas Utilities 1.7%
Peoples Energy Corp.	60,600	2,554,290
Southern Union Co.*	223,200	4,705,056

		7,259,346

Multi-Utilities 1.1%
ONEOK, Inc.	146,000	3,210,540
Sierra Pacific Resources*	210,600	1,623,726

		4,834,266

Multi-Utilities & Unregulated Power 1.8%
Reliant Resources, Inc.*	735,300	7,963,299

Total Common Stocks (Cost $320,415,795)		419,529,884

182

	Shares	Value ($)
Preferred Stock 0.5%
Financials 0.5%
Banks 0.2%
Chevy Chase Bank, 8.00%*	38,800	1,059,240
Real Estate 0.3%
Equity Inns, Inc., 8.750%, Series B*	36,200	907,263
Winston Hotels, Inc., 8.00%*	20,300	487,606

		1,394,869

Total Preferred Stock (Cost $2,382,500)		2,454,109

Other Investments 1.1%
iShares Russell 2000 Index Fund	14,400	1,699,056
Tortoise Energy Infrastructure Corp.	137,800	3,154,242

Total Other Investments (Cost $5,079,918)		4,853,298

Cash Equivalents 3.7%
Scudder Cash Management QP Trust 1.20% (b) (Cost $16,277,786)	16,277,786	16,277,786

Total Investment Portfolio - 100.0% (Cost $344,155,999) (a)		443,115,077

Notes to SVS Dreman Small Cap Value Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $344,496,289. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $98,618,788. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $103,895,739 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,276,951.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

183

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $327,878,213)	$426,837,291
Investment in Scudder Cash Management QP Trust (cost $16,277,786)	16,277,786

Total investments in securities, at value (cost $344,155,999)	443,115,077

Receivable for investments sold	3,548,203
Dividends receivable	284,239
Interest receivable	18,527
Receivable for Portfolio shares sold	211,348

Total assets	447,177,394

Liabilities
Payable for investments purchased	4,559,004
Payable for Portfolio shares redeemed	143,461
Accrued management fee	259,366
Other accrued expenses and payables	91,091

Total liabilities	5,052,922

Net assets, at value	$442,124,472

Net Assets
Net assets consist of:
Undistributed net investment income	995,295
Net unrealized appreciation (depreciation) on investments	98,959,078
Accumulated net realized gain (loss)	9,566,564
Paid-in capital	332,603,535

Net assets, at value	$442,124,472

Class A
Net Asset Value, offering and redemption price per share ($387,743,745 / 22,083,409 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$17.56
Class B
Net Asset Value, offering and redemption price per share ($54,380,727 / 3,098,136 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$17.55

184

Statement of Operations for the six months ended June 30, 2004 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $8,037)	$2,660,739
Interest	23,398
Interest - Scudder Cash Management QP Trust	91,333

Total Income	2,775,470

Expenses:
Management fee	1,543,421
Custodian fees	15,336
Distribution service fees (Class B)	51,720
Record keeping fees (Class B)	28,536
Auditing	23,356
Legal	9,889
Trustees’ fees and expenses	2,949
Reports to shareholders	33,909
Other	6,919

Total expenses, before expense reductions	1,716,035

Expense reductions	(1,155)

Total expenses, after expense reductions	1,714,880

Net investment income (loss)	1,060,590

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	25,992,074
Foreign currency related transactions	86
25,992,160
Net unrealized appreciation (depreciation) during the period on investments	13,219,631

Net gain (loss) on investment transactions	39,211,791

Net increase (decrease) in net assets resulting from operations	$40,272,381

The accompanying notes are an integral part of the financial statements.

185

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,060,590	$4,178,048
Net realized gain (loss) on investment transactions	25,992,160	(4,032,299)
Net unrealized appreciation (depreciation) on investment transactions during the period	13,219,631	106,909,012

Net increase (decrease) in net assets resulting from operations	40,272,381	107,054,761

Distributions to shareholders from:
Net investment income
Class A	(3,405,170)	(2,962,485)
Class B	(212,277)	(46,780)
Net realized gains
Class A	—	(3,977,032)
Class B	—	(77,506)
Portfolio share transactions:
Class A
Proceeds from shares sold	23,405,528	59,877,343
Reinvestment of distributions	3,405,170	6,939,517
Cost of shares redeemed	(25,856,680)	(56,654,673)

Net increase (decrease) in net assets from Class A share transactions	954,018	10,162,187

Class B
Proceeds from shares sold	19,328,066	24,979,856
Reinvestment of distributions	212,277	124,286
Cost of shares redeemed	(708,465)	(824,618)

Net increase (decrease) in net assets from Class B share transactions	18,831,878	24,279,524

Increase (decrease) in net assets	56,440,830	134,432,669
Net assets at beginning of period	385,683,642	251,250,973

Net assets at end of period (including undistributed net investment income of $995,295 and $3,552,152, respectively)	$442,124,472	$385,683,642

Other Information
Class A
Shares outstanding at beginning of period	22,038,819	21,449,028
Shares sold	1,388,959	4,545,529
Shares issued to shareholders in reinvestment of distributions	197,058	650,376
Shares redeemed	(1,541,427)	(4,606,114)
Net increase (decrease) in Portfolio shares	44,590	589,791

Shares outstanding at end of period	22,083,409	22,038,819

Class B
Shares outstanding at beginning of period	1,977,912	98,769
Shares sold	1,149,642	1,921,031
Shares issued to shareholders in reinvestment of distributions	12,277	11,637
Shares redeemed	(41,695)	(53,525)
Net increase (decrease) in Portfolio shares	1,120,224	1,879,143

Shares outstanding at end of period	3,098,136	1,977,912

The accompanying notes are an integral part of the financial statements.

186

Financial Highlights

Class A

Years Ended December 31,	2004[a]		2003	2002	2001	2000[b]	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$16.06		$11.66	$13.21	$11.23	$10.85	$10.65
Income (loss) from investment operations:
Net investment income (loss)[c]	.05		.19	.17	.09	.02	.07
Net realized and unrealized gain (loss) on investment transactions	1.61		4.55	(1.67)	1.89	.42	.23

Total from investment operations	1.66		4.74	(1.50)	1.98	.44	.30

Less distributions from:
Net investment income	(.16)		(.15)	(.05)	—	(.06)	(.10)
Net realized gains on investment transactions	—		(.19)	—	—	—	—

Total distributions	(.16)		(.34)	(.05)	—	(.06)	(.10)

Net asset value, end of period	$17.56		$16.06	$11.66	$13.21	$11.23	$10.85

Total Return (%)	10.32	**	42.15	(11.43)	17.63	4.05	2.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	388		354	250	194	84	95
Ratio of expenses before expense reductions (%)	.80	*	.80	.81	.79	.82	.84
Ratio of expenses after expense reductions (%)	.80	*	.80	.81	.79	.82	.83
Ratio of net investment income (loss) (%)	.56	*	1.46	1.28	.77	.15	.69
Portfolio turnover rate (%)	65	*	71	86	57	36	72

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	On June 18, 2001, the Portfolio implemented 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[c]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$16.03		$11.65	$13.86
Income (loss) from investment operations:
Net investment income (loss)[c]	.01		.13	.17
Net realized and unrealized gain (loss) on investment transactions	1.60		4.56	(2.38)

Total from investment operations	1.61		4.69	(2.21)

Less distributions from:
Net investment income	(.09)		(.12)	—
Net realized gains on investment transactions	—		(.19)	—

Total distributions	(.09)		(.31)	—

Net asset value, end of period	$17.55		$16.03	$11.65

Total Return (%)	10.04	**	41.65	(15.95	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	54		32	1
Ratio of expenses (%)	1.19	*	1.19	1.06	*
Ratio of net investment income (loss) (%)	.17	*	1.07	3.01	*
Portfolio turnover rate (%)	65	*	71	86

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2003.

[c]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

187

Management Summary June 30, 2004

SVS Eagle Focused Large Cap Growth Portfolio

The portfolio was down 0.81% (Class A shares, unadjusted for contract charges) for the first half of 2004, while the benchmark Russell 1000 Growth Index was up 2.74%. On balance, our financials holdings provided a positive contribution due to good performance from First Data and Countrywide Financial. However, we continue to underweight the financials sector, because of the likely negative impact of increased interest rates on the margins of banks and the fixed-income trading revenues of brokers. Health care was also a source of relative strength during the period, as Zimmer Holdings and Caremark Rx were strong performers. Demographic trends, direct-to-consumer advertising and overall innovation are helping sustain strong growth in the health care sector. Our underweighting in the consumer staples sector hurt our relative performance, as investor sentiment was a bit defensive, particularly early in the year. In the consumer discretionary sector, we lost ground due to poor stock selection in media names EchoStar Communications, Clear Channel Communications and Viacom, all of which suffered from continued weakness in advertising sales. Technology also detracted, as we were overweight in a number of underperforming semiconductor holdings such as Intel, Texas Instruments and Fairchild Semiconductor International. As the economy recovers, we continue to believe that semiconductor stocks will benefit from an increasing consumer appetite for all things digital, including cell phones, PDAs, cameras and home entertainment systems.

We continue to position the portfolio with a procyclical growth bias - noticeably underweight in defensive sectors such as consumer staples and financials, and noticeably overweight in the consumer discretionary and technology sectors. While we continue to underweight the health care sector as a whole, we are finding promising select opportunities in health care services and medical devices.

Ashi Parikh

Duane Eatherly

Portfolio Managers

Eagle Asset Management, Inc., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please see scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information concerning the portfolio holdings of the portfolio as of month-end is available upon request on the 16th of the following month.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please see this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of large companies with greater-than-average growth orientation compared with the overall market. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Portfolio management market commentary is as of June 30, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

188

Investment Portfolio June 30, 2004 (Unaudited)

SVS Eagle Focused Large Cap Growth Portfolio

	Shares	Value ($)
Common Stocks 98.8%
Consumer Discretionary 27.9%
Hotels Restaurants & Leisure 3.2%
Harrah’s Entertainment, Inc.	37,050	2,004,405
International Game Technology	40,900	1,578,740

		3,583,145

Internet & Catalog Retail 7.1%
eBay, Inc.*	46,850	4,307,858
InterActiveCorp.*	122,200	3,683,108

		7,990,966

Media 15.6%
Clear Channel Communications, Inc.	38,500	1,422,575
Comcast Corp. “A”*	75,500	2,084,555
EchoStar Communications Corp. “A”*	125,250	3,851,437
Gannett Co., Inc.	33,700	2,859,445
Time Warner, Inc.*	140,200	2,464,716
Viacom, Inc. “B”	59,100	2,111,052
Walt Disney Co.	101,900	2,597,431

		17,391,211

Specialty Retail 2.0%
Home Depot, Inc.	63,325	2,229,040
Consumer Staples 2.7%
Food & Drug Retailing
Wal-Mart Stores, Inc.	56,300	2,970,388
Financials 2.2%
Capital Markets 1.1%
Goldman Sachs Group, Inc.	13,100	1,233,496
Diversified Financial Services 1.1%
Citigroup, Inc.	26,966	1,253,919
Health Care 22.4%
Biotechnology 2.7%
Genzyme Corp. (General Division)*	63,800	3,019,654
Health Care Equipment & Supplies 6.0%
St. Jude Medical, Inc.*	38,300	2,897,395
Zimmer Holdings, Inc.*	43,650	3,849,930

		6,747,325

Health Care Providers & Services 2.2%
Caremark Rx, Inc.*	75,800	2,496,852
Pharmaceuticals 11.5%
Abbott Laboratories	38,800	1,581,488
Allergan, Inc.	19,900	1,781,448
Johnson & Johnson	56,400	3,141,480

189

	Shares	Value ($)
Pfizer, Inc.	138,600	4,751,208
Wyeth	44,000	1,591,040

		12,846,664

Industrials 7.4%
Commercial Services & Supplies 1.7%
Cendant Corp.	75,050	1,837,224
Electrical Equipment 2.0%
Emerson Electric Co.	35,000	2,224,250
Industrial Conglomerates 3.7%
General Electric Co.	128,750	4,171,500
Information Technology 36.2%
Communications Equipment 4.5%
Cisco Systems, Inc.*	156,400	3,706,680
Nokia Oyj (ADR)	89,600	1,302,784

		5,009,464

Computers & Peripherals 6.5%
Dell, Inc.*	149,550	5,356,881
EMC Corp.*	168,300	1,918,620

		7,275,501

IT Consulting & Services 3.4%
CheckFree Corp.*	49,450	1,483,500
First Data Corp.	51,050	2,272,746

		3,756,246

Semiconductors & Semiconductor Equipment 14.7%
Fairchild Semiconductor International, Inc.*	113,300	1,854,721
Intel Corp.	197,350	5,446,860
Lam Research Corp.*	124,150	3,327,220
Maxim Integrated Products, Inc.	32,350	1,695,787
NVIDIA Corp.*	107,650	2,206,825
Texas Instruments, Inc.	81,350	1,967,043

		16,498,456

Software 7.1%
Microsoft Corp.	208,400	5,951,904
VERITAS Software Corp.*	72,950	2,020,715

		7,972,619

Total Common Stocks (Cost $101,223,583)		110,507,920

Cash Equivalents 1.2%
Scudder Cash Management QP Trust, 1.20% (b) (Cost $1,339,468)	1,339,468	1,339,468

Total Investment Portfolio - 100.0% (Cost $102,563,051) (a)		111,847,388

Notes to SVS Eagle Focused Large Cap Growth Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $103,385,892. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $8,461,496. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,988,950 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,527,454.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

190

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $101,223,583)	$110,507,920
Investment in Scudder Cash Management QP Trust (cost $1,339,468)	1,339,468

Total investments in securities, at value (cost $102,563,051)	111,847,388

Cash	10,000
Dividends receivable	45,907
Interest receivable	2,068
Receivable for Portfolio shares sold	207,260
Other assets	892

Total assets	112,113,515

Liabilities
Payable for Portfolio shares redeemed	8,596
Accrued management fee	91,837
Other accrued expenses and payables	70,043

Total liabilities	170,476

Net assets, at value	$111,943,039

Net Assets
Net assets consist of:
Accumulated net investment loss	(180,028)
Net unrealized appreciation (depreciation) on investments	9,284,337
Accumulated net realized gain (loss)	(23,437,436)
Paid-in capital	126,276,166

Net assets, at value	$111,943,039

Class A
Net Asset Value, offering and redemption price per share ($84,457,251 / 9,862,785 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.56
Class B
Net Asset Value, offering and redemption price per share ($27,485,788 / 3,231,031 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.51

191

Statement of Operations for the six months ended June 30, 2004 (Unaudited)

Investment Income
Income:
Dividends	$409,329
Interest - Scudder Cash Management QP Trust	14,101

Total Income	423,430

Expenses:
Management fee	497,425
Custodian and accounting fees	27,758
Distribution service fees (Class B)	24,874
Record keeping fees (Class B)	14,106
Auditing	24,220
Legal	3,135
Trustees’ fees and expenses	728
Reports to shareholders	5,460
Registration fees	546
Other	5,534

Total expenses, before expense reductions	603,786

Expense reductions	(399)

Total expenses, after expense reductions	603,387

Net investment income (loss)	(179,957)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	2,425,649
Net unrealized appreciation (depreciation) during the period on investments	(3,167,066)

Net gain (loss) on investment transactions	(741,417)

Net increase (decrease) in net assets resulting from operations	$(921,374)

The accompanying notes are an integral part of the financial statements.

192

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(179,957)	$(51,955)
Net realized gain (loss) on investment transactions	2,425,649	2,310,457
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,167,066)	16,392,143

Net increase (decrease) in net assets resulting from operations	(921,374)	18,650,645

Portfolio share transactions:
Class A
Proceeds from shares sold	4,907,595	13,012,448
Cost of shares redeemed	(3,437,358)	(8,293,606)

Net increase (decrease) in net assets from Class A share transactions	1,470,237	4,718,842

Class B
Proceeds from shares sold	13,202,189	12,484,580
Cost of shares redeemed	(112,955)	(113,785)

Net increase (decrease) in net assets from Class B share transactions	13,089,234	12,370,795

Increase (decrease) in net assets	13,638,097	35,740,282
Net assets at beginning of period	98,304,942	62,564,660

Net assets at end of period (including accumulated net investment loss of $180,028 and $71, respectively)	$111,943,039	$98,304,942

Other Information
Class A
Shares outstanding at beginning of period	9,695,116	9,100,995
Shares sold	564,705	1,735,087
Shares redeemed	(397,036)	(1,140,966)
Net increase (decrease) in Portfolio shares	167,669	594,121

Shares outstanding at end of period	9,862,785	9,695,116

Class B
Shares outstanding at beginning of period	1,703,581	77,032
Shares sold	1,540,506	1,642,289
Shares redeemed	(13,056)	(15,740)
Net increase (decrease) in Portfolio shares	1,527,450	1,626,549

Shares outstanding at end of period	3,231,031	1,703,581

The accompanying notes are an integral part of the financial statements.

193

Financial Highlights

Class A

Years Ended December 31,	2004[a]		2003		2002	2001	2000[b]	1999[b,c]
Selected Per Share Data
Net asset value, beginning of period	$8.63		6.82		$9.46	$11.40	$12.84	$10.00
Income (loss) from investment operations:
Net investment income (loss)[d]	(.01)		—	***	(.01)	(.02)	(.05)	—	***
Net realized and unrealized gain (loss) on investment transactions	(.06)		1.81		(2.63)	(1.92)	(1.04)	2.84

Total from investment operations	(.07)		1.81		(2.64)	(1.94)	(1.09)	2.84

Less distributions from:
Net realized gains on investment transactions	—		—		—	—	(.35)	—

Net asset value, end of period	$8.56		$8.63		$6.82	$9.46	$11.40	$12.84

Total Return (%)	(.81	)**	26.54		(27.91)	(17.02)	(9.02)[e]	28.40[e]	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	84		84		62	60	28	3
Ratio of expenses before expense reductions (%)	1.08	*	1.10		1.03	1.13	1.33	7.49	*
Ratio of expenses after expense reductions (%)	1.08	*	1.10		1.03	1.11	1.02	1.10	*
Ratio of net investment income (loss) (%)	(.27	)*	(.04)		(.08)	(.21)	(.37)	(.19	)*
Portfolio turnover rate (%)	95	*	143		123	98	323	336	*

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[c]	For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

[d]	Based on average shares outstanding during the period.

[e]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005

Class B

Years Ended December 31,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$8.59		$6.81	$7.61
Income (loss) from investment operations:
Net investment income (loss)[c]	(.03)		(.04)	.01
Net realized and unrealized gain (loss) on investment transactions	(.05)		1.82	(.81)

Total from investment operations	(.08)		1.78	(.80)

Net asset value, end of period	$8.51		$8.59	$6.81

Total Return (%)	(.93	)**	26.14	(10.51	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27		15	.5
Ratio of expenses (%)	1.47	*	1.49	1.30	*
Ratio of net investment income (loss) (%)	(.66	)*	(.43)	.21	*
Portfolio turnover rate (%)	95	*	143	123

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

194

Management Summary June 30, 2004

SVS Focus Value+Growth Portfolio

SVS Focus Value+Growth Portfolio Class A shares (unadjusted for contract charges, and for the six-month period ended June 30, 2004) rose 2.03%, trailing the 3.44% total return of its benchmark, the Standard & Poor’s 500 (S&P 500) index.

During this rocky period, the value sleeve saw its five largest holdings forced down by unusual circumstances. Freddie Mac, Fannie Mae (which together accounted for nearly 25% of the sleeve’s assets) and Altria Group, Inc. detracted most. Over time, these companies have generated strong returns and consistently paid high dividends. The managers believe their difficulties are temporary and that these companies continue to offer extreme values, with remarkably low relative P/Es and strong earnings growth. Contributing to overall results were manufacturing conglomerate Tyco International Ltd., which is rebounding nicely from an earlier corporate scandal, and integrated energy company ConocoPhillips (not held as of June 30, 2004) which, along with the energy industry, was fueled by historically high oil and gas prices.

The growth sleeve advanced during the period. Overall, reported earnings growth was robust, supported by increased revenues and moderate profit-margin expansion. Energy stocks, including BJ Services were top contributors on a relative and absolute basis. Health care stocks added significantly. Most notably, biotechnology company Genentech, Inc., benefited from a new compound pipeline and the launch of the new drug, Avastin.

The consumer discretionary sector also contributed significantly to performance due to stellar returns from Starbucks and eBay. Total return in this sector was offset due to poor performance from Tiffany & Co. (not held as of June 30, 2004) and Bed, Bath & Beyond, two of the sleeve’s bottom performers. Financials were the weakest-performing industry, hit hard by increased interest rates.

David N. Dreman

F. James Hutchinson

Co-Managers

Dreman Value Management L.L.C.

(Subadvisor for the Value portion of the Portfolio)

Spiros Segalas

Kathleen McCarragher

Co-Managers

Jennison Associates LLC

(Subadvisor for the Growth portion of the Portfolio)

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please see scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information concerning the portfolio holdings of the portfolio as of month-end is available upon request on the 16th of the following month.

Risk Considerations

This portfolio is subject to stock market risk. It is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

195

Investment Portfolio June 30, 2004 (Unaudited)

SVS Focus Value+Growth Portfolio

	Shares	Value ($)
Common Stocks 98.4%
Consumer Discretionary 13.9%
Hotels Restaurants & Leisure 2.8%
Starbucks Corp.*	80,800	3,513,184
Internet & Catalog Retail 3.6%
eBay, Inc.*	48,800	4,487,160
Media 2.4%
Univision Communications, Inc. “A”*	92,800	2,963,104
Specialty Retail 5.1%
Bed Bath & Beyond, Inc.*	69,500	2,672,275
Best Buy Co., Inc.	1,500	76,110
Borders Group, Inc.	33,750	791,100
Home Depot, Inc.	61,065	2,149,488
Staples, Inc.	25,440	745,646

		6,434,619

Consumer Staples 8.5%
Tobacco
Altria Group, Inc.	120,200	6,016,010
R.J. Reynolds Tobacco Holdings, Inc.	12,825	866,842
UST, Inc.	103,520	3,726,720

		10,609,572

Energy 5.6%
Energy Equipment & Services 3.7%
BJ Services Co.*	99,200	4,547,328
Oil & Gas 1.9%
ChevronTexaco Corp.	675	63,524
Devon Energy Corp.	20,795	1,372,470
El Paso Corp.	10,835	85,380
Kerr-McGee Corp.	16,550	889,894

		2,411,268

Financials 25.7%
Banks 7.1%
Bank of America Corp.	26,210	2,217,890
PNC Financial Services Group	18,810	998,435
Sovereign Bancorp, Inc.	58,110	1,284,231
US Bancorp.	31,200	859,872
Washington Mutual, Inc.	91,651	3,541,395

		8,901,823

Capital Markets 0.0%
Piper Jaffray Companies, Inc.*	313	14,157
Consumer Finance 2.8%
American Express Co.	68,800	3,534,944
Diversified Financial Services 14.1%
Fannie Mae	92,450	6,597,232
Freddie Mac	122,250	7,738,425
J.P. Morgan Chase & Co.	86,100	3,338,097

		17,673,754

Insurance 1.7%
American International Group, Inc.	21,000	1,496,880

196

	Shares	Value ($)
Marsh & McLennan Companies, Inc.	13,100	594,478

		2,091,358

Health Care 19.6%
Biotechnology 4.7%
Genentech, Inc.*	41,700	2,343,540
Gilead Sciences, Inc.*	53,000	3,551,000

		5,894,540

Health Care Equipment & Supplies 0.4%
Becton, Dickinson and Co.	10,875	563,325
Health Care Providers & Services 5.7%
AmerisourceBergen Corp.	8,225	491,691
Caremark Rx, Inc.*	102,700	3,382,938
HCA, Inc.	18,475	768,375
Laboratory Corp. of America Holdings*	25,890	1,027,833
Medco Health Solutions, Inc.*	15,162	568,575
Quest Diagnostics, Inc.	11,020	936,149

		7,175,561

Pharmaceuticals 8.8%
Bristol-Myers Squibb Co.	66,270	1,623,615
Eli Lilly & Co.	44,200	3,090,022
Merck & Co., Inc.	51,100	2,427,250
Pfizer, Inc.	103,100	3,534,268
Schering-Plough Corp.	4,655	86,024
Wyeth	5,725	207,016

		10,968,195

Industrials 3.5%
Industrial Conglomerates
General Electric Co.	106,300	3,444,120
Tyco International Ltd.	28,050	929,577

		4,373,697

Information Technology 21.6%
Communications Equipment 2.9%
Cisco Systems, Inc.*	151,500	3,590,550
Electronic Equipment & Instruments 2.9%
Agilent Technologies, Inc.*	125,200	3,665,856
Internet Software & Services 3.0%
Yahoo!, Inc.*	102,700	3,731,091
IT Consulting & Services 2.0%
Electronic Data Systems Corp.	128,575	2,462,211
Semiconductors & Semiconductor Equipment 8.0%
Intel Corp.	126,400	3,488,640
Marvell Technology Group Ltd.*	125,000	3,337,500
Texas Instruments, Inc.	133,200	3,220,776

		10,046,916

Software 2.8%
Electronic Arts, Inc.*	64,800	3,534,877

Total Common Stocks Cost $108,508,720)		123,189,090

	Shares	Value ($)
Cash Equivalents 1.6%
Scudder Cash Management QP Trust 1.20% (b) (Cost $1,990,277)	1,990,277	1,990,277

Total Investment Portfolio - 100.0% (Cost $110,498,997) (a)		125,179,367

Notes to SVS Focus Value+Growth Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $110,931,044. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $14,248,286. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,687,542 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,439,256.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

197

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $108,508,720)	$123,189,090
Investment in Scudder Cash Management QP Trust (cost $1,990,277)	1,990,277

Total investments in securities, at value (cost $110,498,997)	125,179,367

Cash	10,000
Receivable for investments sold	51,638
Dividends receivable	175,242
Interest receivable	2,203
Receivable for Fund shares sold	28,021
Other assets	9,913

Total assets	125,456,384

Liabilities
Payable for investment purchased	26,595
Accrued management fee	79,827
Other accrued expenses and payables	270,832

Total liabilities	377,254

Net assets, at value	$125,079,130

Net Assets
Net assets consist of:
Undistributed net investment income	500,871
Net unrealized appreciation (depreciation) on investments	14,680,370
Accumulated net realized gain (loss)	(32,716,647)
Paid-in capital	142,614,536

Net assets, at value	$125,079,130

Class A
Net Asset Value, offering and redemption price per share ($115,380,566 / 8,978,061 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.85
Class B
Net Asset Value, offering and redemption price per share ($9,698,564 / 755,263 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.84

198

Statement of Operations for the six months ended June 30, 2004 (Unaudited)

Investment Income
Income:
Dividends	$1,046,767
Interest - Scudder Cash Management QP Trust	17,519
Securities lending income	237

Total Income	1,064,523

Expenses:
Management fee	468,881
Custodian fees	7,941
Auditing	20,886
Distribution service fees (Class B)	9,864
Record keeping fee (Class B)	5,676
Legal	3,682
Reports to shareholders	1,338
Other	1,184

Total expenses, before expense reductions	519,452

Expense reductions	(496)

Total expenses, after expense reductions	518,956

Net investment income (loss)	545,567

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	1,573,925
Futures	116,366

1,690,291

Net unrealized appreciation (depreciation) during the period on:
Investments	276,855
Futures	(64,159)

212,696

Net gain (loss) on investment transactions	1,902,987

Net increase (decrease) in net assets resulting from operations	$2,448,554

The accompanying notes are an integral part of the financial statements.

199

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$545,567	$1,010,016
Net realized gain (loss) on investment transactions	1,690,291	(762,388)
Net unrealized appreciation (depreciation) on investment transactions during the period	212,696	30,764,910

Net increase (decrease) in net assets resulting from operations	2,448,554	31,012,538

Distributions to shareholders from:
Net investment income
Class A	(964,388)	(861,563)
Class B	(34,623)	(12,687)
Portfolio share transactions:
Class A
Proceeds from shares sold	4,297,563	11,072,613
Reinvestment of distributions	964,388	861,563
Cost of shares redeemed	(11,974,773)	(17,513,556)

Net increase (decrease) in net assets from Class A share transactions	(6,712,822)	(5,579,380)

Class B
Proceeds from shares sold	3,544,532	5,121,184
Reinvestment of distributions	34,623	12,687
Cost of shares redeemed	(289,591)	(406,433)

Net increase (decrease) in net assets from Class B share transactions	3,289,564	4,727,438

Increase (decrease) in net assets	(1,973,715)	29,286,346
Net assets at beginning of period	127,052,845	97,766,499

Net assets at end of period (including undistributed net investment income of $500,871 and $954,315, respectively)	$125,079,130	$127,052,845

Other Information
Class A
Shares outstanding at beginning of period	9,513,858	10,089,997
Shares sold	338,226	983,070
Shares issued to shareholders in reinvestment of distributions	76,791	93,142
Shares redeemed	(950,814)	(1,652,351)
Net increase (decrease) in Portfolio shares	(535,797)	(576,139)

Shares outstanding at end of period	8,978,061	9,513,858

Class B
Shares outstanding at beginning of period	495,365	39,304
Shares sold	280,097	491,329
Shares issued to shareholders in reinvestment of distributions	2,757	1,372
Shares redeemed	(22,956)	(36,640)
Net increase (decrease) in Portfolio shares	259,898	456,061

Shares outstanding at end of period	755,263	495,365

The accompanying notes are an integral part of the financial statements.

200

Financial Highlights

Class A

Years Ended December 31,	2004[a]		2003	2002	2001	2000[b]	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$12.70		$9.65	$13.08	$16.55	$18.96	$16.71
Income (loss) from investment operations:
Net investment income (loss)[c]	.06		.10	.08	.09	.12	.08
Net realized and unrealized gain (loss) on investment transactions	.20		3.04	(3.45)	(2.41)	(.73)	2.62

Total from investment operations	.26		3.14	(3.37)	(2.32)	(.61)	2.70

Less distributions from:
Net investment income	(.11)		(.09)	(.06)	(.10)	(.10)	(.10)
Net realized gains on investment transactions	—		—	—	(1.05)	(1.70)	(.35)

Total distributions	(.11)		(.09)	(.06)	(1.15)	(1.80)	(.45)

Net asset value, end of period	$12.85		$12.70	$9.65	$13.08	$16.55	$18.96

Total Return (%)	2.03	**	32.87 [d]	(25.89)	(14.35)	(3.90)	16.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	115		121	97	140	153	172
Ratio of expenses before expense reductions (%)	.81	*	.85	.81	.79	.81	.83
Ratio of expenses after expense reductions (%)	.81	*	.84	.81	.79	.81	.82
Ratio of net investment income (loss) (%)	.89	*	.96	.73	.64	.66	.46
Portfolio turnover rate (%)	71	*	82	109	180	39	102

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to June 30, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[c]	Based on average shares outstanding during the period.

[d]	Total returns would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004[a]		2003		2002[b]
Selected Per Share Data
Net asset value, beginning of period	$12.66		$9.63		$10.74
Income (loss) from investment operations:
Net investment income (loss)[c]	.03		.05		.08
Net realized and unrealized gain (loss) on investment transactions	.20		3.04		(1.19)

Total from investment operations	.23		3.09		(1.11)

Less distributions from:
Net investment income	(.05)		(.06)		—

Net asset value, end of period	$12.84		$12.66		$9.63

Total Return (%)	1.86	**	32.39	[d]	(10.34	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10		6		.4
Ratio of expenses (%)	1.20	*	1.25		1.06	*
Ratio of net investment income (loss) (%)	.50	*	.56		1.64	*
Portfolio turnover rate (%)	71	*	82		109

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c]	Based on average shares outstanding during the period.

[d]	Total returns would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

201

Management Summary June 30, 2004

SVS Index 500 Portfolio

For the six-month period ended June 30, 2004, the portfolio produced a total return of 3.12% (Class A shares, unadjusted for contract charges, compared with a 3.12% return for the Standard & Poor’s 500 (S&P 500) index. Following an 18-month rally in growth stocks, equity markets traded “sideways” for much of the first half of 2004, remaining within a 5% trading range. Although the conflict in Iraq continued, there were no significant turns in the market as a response to events in Iraq. Elsewhere, the late-June federal funds rate increase of one-quarter of a percentage point was well-anticipated. The market edged up on this news, and then immediately sold off. Investors remain risk-wary and prone to quick sell-offs following gains. On a more positive note, late April marked one of the most favorable earnings seasons in the last five years. After a succession of positive earnings announcements, the market rallied off of its six-month lows, but it gave back those gains at the end of April and in early May.

In 2003 and through early 2004, investors favored high-beta1 growth stocks with relatively high price-to-earnings ratios. Then in March, many investors began to switch over to value-oriented stocks as they pursued more-defensive strategies. For the six-month period, the value portion of the S&P 500 index outgained the growth portion by 1.45%. The energy sector posted the strongest performance during the six-month period, going hand in hand with recent and significant increases in oil prices. In terms of underperformers, semiconductors and equipment—one of 2003’s leading subsectors—dragged down the technology sector over the period as semiconductor stocks declined approximately 12% as a group. The best individual stock return came from AT&T Wireless Services, which is being sold; the leading bidder for the company is Cingular. The worst performing stock within the index was storage provider QLogic, which made a negative earnings announcement at the end of March. There were ten additions to and ten deletions from the index during the period.

The Portfolio Management Team

Northern Trust Investments, N.A., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please see scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information concerning the portfolio holdings of the portfolio as of month-end is available upon request on the 16th of the following month.

Risk Considerations

The portfolio may not be able to mirror the S&P 500 index closely enough to track its performance for several reasons, including the portfolio’s cost to buy and sell securities, as well as the flow of money into and out of the portfolio. This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, derivatives may be more volatile and less liquid than traditional securities and the portfolio could suffer losses on its derivatives positions. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

[1]	“High-beta” refers to equities that tend to have high price fluctuations greater than those of the market as a whole.

Portfolio management market commentary is as of June 30, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

202

Investment Portfolio June 30, 2004 (Unaudited)

SVS Index 500 Portfolio

	Shares	Value ($)
Common Stocks 98.1%
Consumer Discretionary 10.7%
Auto Components 0.2%
Cooper Tire & Rubber Co.	2,549	58,627
Dana Corp.	5,157	101,077
Delphi Corp.	19,383	207,011
Goodyear Tire & Rubber Co.*	6,057	55,058
Johnson Controls, Inc.	6,706	357,966
Visteon Corp.	3,894	45,443

		825,182

Automobiles 0.7%
Ford Motor Co.	63,903	1,000,082
General Motors Corp.	18,491	861,496
Harley-Davidson, Inc.	10,135	627,762

		2,489,340

Distributors 0.1%
Genuine Parts Co.	5,509	218,597
Hotels Restaurants & Leisure 1.3%
Carnival Corp.	21,791	1,024,177
Darden Restaurants, Inc.	5,675	116,621
Harrah’s Entertainment, Inc.	3,419	184,968
Hilton Hotels Corp.	13,140	245,193
International Game Technology	11,497	443,784
Marriott International, Inc. “A”	8,017	399,888
McDonald’s Corp.	43,406	1,128,556
Starbucks Corp.*	13,433	584,067
Starwood Hotels & Resorts Worldwide, Inc.	7,246	324,983
Wendy’s International, Inc.	3,611	125,807
YUM! Brands, Inc.*	10,149	377,746

		4,955,790

Household Durables 0.5%
Black & Decker Corp.	2,694	167,378
Centex Corp.	4,256	194,712
Fortune Brands, Inc.	4,987	376,169
KB Home	1,669	114,544
Leggett & Platt, Inc.	6,557	175,138
Maytag Corp.	3,329	81,594
Newell Rubbermaid, Inc.	9,546	224,331
Pulte Homes, Inc.	4,296	223,521
Snap-On, Inc.	1,893	63,510
The Stanley Works	3,219	146,722
Whirlpool Corp.	2,314	158,740

		1,926,359

Internet & Catalog Retail 0.6%
eBay, Inc.*	22,635	2,081,288
Leisure Equipment & Products 0.2%
Brunswick Corp.	3,275	133,620
Eastman Kodak Co.	9,959	268,694
Hasbro, Inc.	5,527	105,013
Mattel, Inc.	16,553	302,092

		809,419

Media 3.5%
Clear Channel Communications, Inc.	21,359	789,215
Comcast Corp. “A”*	77,477	2,171,680
Dow Jones & Co., Inc.	2,820	127,182

203

	Shares	Value ($)
Gannett Co., Inc.	9,346	793,008
Interpublic Group of Companies, Inc.*	14,397	197,671
Knight-Ridder, Inc.	2,734	196,848
McGraw-Hill, Inc.	6,669	510,645
Meredith Corp.	1,700	93,432
New York Times Co. “A”	5,282	236,158
Omnicom Group, Inc.	6,582	499,508
Time Warner, Inc.*	156,760	2,755,841
Tribune Co.	11,206	510,321
Univision Communications, Inc. “A”*	11,105	354,583
Viacom, Inc. “B”	60,209	2,150,666
Walt Disney Co.	70,537	1,797,988

		13,184,746

Multiline Retail 1.0%
Big Lots, Inc.*	3,692	53,386
Dillard’s, Inc. “A”	2,851	63,577
Dollar General Corp.	11,647	227,815
Family Dollar Stores, Inc.	5,979	181,881
Federated Department Stores, Inc.	6,209	304,862
J.C. Penny Co., Inc.	9,483	358,078
Kohl’s Corp.*	11,781	498,101
Nordstrom, Inc.	4,724	201,290
Sears, Roebuck & Co.	7,701	290,790
Target Corp.	31,411	1,334,025
The May Department Stores Co.	9,937	273,168

		3,786,973

Specialty Retail 2.3%
AutoNation, Inc.*	8,500	145,350
AutoZone, Inc.*	3,042	243,664
Bed Bath & Beyond, Inc.*	10,376	398,957
Best Buy Co., Inc.	11,297	573,210
Boise Cascade Corp.	2,941	110,699
Circuit City Stores, Inc.	7,230	93,629
Home Depot, Inc.	76,533	2,693,962
Limited Brands	17,421	325,773
Lowe’s Companies, Inc.	27,136	1,425,997
Office Depot, Inc.*	9,903	177,363
RadioShack Corp.	5,270	150,880
Sherwin-Williams Co.	4,970	206,503
Staples, Inc.	17,126	501,963
The Gap, Inc.	30,625	742,656
Tiffany & Co.	4,600	169,510
TJX Companies, Inc.	17,093	412,625
Toys “R” Us, Inc.*	8,217	130,897

		8,503,638

Textiles, Apparel & Luxury Goods 0.3%
Jones Apparel Group, Inc.	4,366	172,370
Liz Claiborne, Inc.	3,766	135,501
NIKE, Inc. “B”	9,163	694,097
Reebok International Ltd.	2,018	72,607
VF Corp.	3,721	181,213

		1,255,788

Consumer Staples 10.9%
Beverages 2.7%
Adolph Coors Co. “B”	1,835	132,744
Anheuser-Busch Companies, Inc.	27,990	1,511,460

204

	Shares	Value ($)
Brown-Forman Corp. “B”	3,780	182,460
Coca-Cola Enterprises, Inc.	15,934	461,927
Pepsi Bottling Group, Inc.	9,000	274,860
PepsiCo, Inc.	57,478	3,096,915
The Coca-Cola Co.	84,204	4,250,618

		9,910,984

Food & Drug Retailing 3.3%
Albertsons, Inc.	12,691	336,819
Costco Wholesale Corp.	15,894	652,766
CVS Corp.	13,596	571,304
Kroger Co.*	25,649	466,812
Safeway, Inc.*	14,637	370,902
Supervalu, Inc.	4,270	130,705
Sysco Corp.	22,126	793,660
Wal-Mart Stores, Inc.	147,674	7,791,280
Walgreen Co.	35,191	1,274,266
Winn-Dixie Stores, Inc.	4,557	32,810

		12,421,324

Food Products 1.3%
Archer-Daniels-Midland Co.	22,616	379,496
Campbell Soup Co.	14,199	381,669
ConAgra Foods, Inc.	18,561	502,632
General Mills, Inc.	13,016	618,651
H.J. Heinz Co.	12,190	477,848
Hershey Foods Corp.	10,178	470,936
Kellogg Co.	15,493	648,382
McCormick & Co, Inc.	4,800	163,200
Sara Lee Corp.	27,428	630,570
William Wrigley Jr. Co.	7,070	445,764

		4,719,148

Household Products 2.0%
Clorox Co.	7,330	394,207
Colgate-Palmolive Co.	18,420	1,076,649
Kimberly-Clark Corp.	17,369	1,144,270
Procter & Gamble Co.	89,100	4,850,604

		7,465,730

Personal Products 0.6%
Alberto-Culver Co. “B”	3,150	157,941
Avon Products, Inc.	16,182	746,637
Gillette Co.	34,692	1,470,941

		2,375,519

Tobacco 1.0%
Altria Group, Inc.	70,047	3,505,852
R.J. Reynolds Tobacco Holdings, Inc.	3,245	219,330
UST, Inc.	5,211	187,596

		3,912,778

Energy 6.5%
Energy Equipment & Services 0.9%
Baker Hughes, Inc.	11,549	434,820
BJ Services Co.*	5,869	269,035
Halliburton Co.	14,407	435,956
Nabors Industries Ltd.*	4,998	226,010
Noble Corp.*	5,240	198,544
Rowan Companies, Inc.*	3,409	82,941
Schlumberger Ltd.	20,444	1,298,398
Transocean, Inc.*	10,224	295,882

		3,241,586

205

	Shares	Value ($)
Oil & Gas 5.6%
Amerada Hess Corp.	3,150	249,448
Anadarko Petroleum Corp.	8,727	511,402
Apache Corp.	11,197	487,629
Ashland, Inc.	2,415	127,536
Burlington Resources, Inc.	13,496	488,285
ChevronTexaco Corp.	37,101	3,491,575
ConocoPhillips	23,747	1,811,659
Devon Energy Corp.	8,036	530,376
El Paso Corp.	19,141	150,831
EOG Resources, Inc.	3,939	235,198
ExxonMobil Corp.	226,550	10,061,085
Kerr-McGee Corp.	5,170	277,991
Kinder Morgan, Inc.	4,264	252,813
Marathon Oil Corp.	10,323	390,622
Occidental Petroleum Corp.	13,311	644,386
Sunoco, Inc.	3,108	197,731
Unocal Corp.	8,608	327,104
Valero Energy Corp.	4,300	317,168
Williams Companies, Inc.	20,143	239,702

		20,792,541

Financials 19.9%
Banks 6.6%
AmSouth Bancorp.	12,145	309,333
Bank of America Corp.	69,504	5,881,429
Bank One Corp.	38,524	1,964,724
BB&T Corp.	18,059	667,641
Charter One Financial, Inc.	7,690	339,821
Comerica, Inc.	6,046	331,805
Fifth Third Bancorp.	19,591	1,053,604
First Horizon National Corp.	4,343	197,476
Golden West Financial Corp.	5,253	558,657
Huntington Bancshares, Inc.	7,910	181,139
KeyCorp.	16,418	490,734
M&T Bank Corp.	4,197	366,398
Marshall & Ilsley Corp.	7,700	300,993
National City Corp.	23,303	815,838
North Fork Bancorp., Inc.	4,700	178,835
PNC Financial Services Group	9,580	508,506
Regions Financial Corp.	7,664	280,119
SouthTrust Corp.	12,727	493,935
Sovereign Bancorp, Inc.	10,567	233,531
SunTrust Banks, Inc.	9,649	627,089
Synovus Financial Corp.	10,482	265,404
Union Planters Corp.	6,226	185,597
US Bancorp.	66,511	1,833,043
Wachovia Corp.	45,545	2,026,753
Washington Mutual, Inc.	29,777	1,150,583
Wells Fargo & Co.	57,613	3,297,192
Zions Bancorp.	3,665	225,214

		24,765,393

Capital Markets 2.7%
Bank of New York Co., Inc.	26,787	789,681
Bear Stearns Companies, Inc.	3,600	303,516
Charles Schwab Corp.	46,997	451,641
E*TRADE Financial Corp.*	12,700	141,605
Federated Investors, Inc. “B”	3,800	115,292
Franklin Resources, Inc.	8,612	431,289
Goldman Sachs Group, Inc.	16,595	1,562,585

206

	Shares	Value ($)
Janus Capital Group, Inc.	8,356	137,790
Lehman Brothers Holdings, Inc.	9,583	721,121
Mellon Financial Corp.	14,873	436,225
Merrill Lynch & Co., Inc.	33,399	1,802,878
Morgan Stanley	37,802	1,994,812
Northern Trust Corp.	7,049	298,032
State Street Corp.	11,053	542,039
T. Rowe Price Group, Inc.	4,331	218,282

		9,946,788

Consumer Finance 1.3%
American Express Co.	44,323	2,277,316
Capital One Finance Corp.	7,973	545,194
MBNA Corp.	44,313	1,142,832
Providian Financial Corp.*	10,014	146,905
SLM Corp.	15,325	619,896

		4,732,143

Diversified Financial Services 4.4%
Citigroup, Inc.	178,077	8,280,581
Countrywide Financial Corp.	9,524	669,061
Fannie Mae	33,618	2,398,981
Freddie Mac	24,187	1,531,037
J.P. Morgan Chase & Co.	71,707	2,780,080
MGIC Investment Corp.	3,177	241,007
Moody’s Corp.	5,152	333,128
Principal Financial Group, Inc.	10,200	354,756

		16,588,631

Insurance 4.5%
ACE Ltd.	9,300	393,204
AFLAC, Inc.	18,800	767,228
Allstate Corp.	24,249	1,128,791
AMBAC Financial Group, Inc.	3,686	270,700
American International Group, Inc.	89,855	6,404,865
Aon Corp.	9,983	284,216
Chubb Corp.	6,364	433,898
Cincinnati Financial Corp.	5,335	232,179
Hartford Financial Services Group, Inc.	9,888	679,701
Jefferson-Pilot Corp.	4,473	227,228
Lincoln National Corp.	5,946	280,949
Loews Corp.	6,030	361,559
Marsh & McLennan Companies, Inc.	18,271	829,138
MBIA, Inc.	4,564	260,696
MetLife, Inc.	26,145	937,298
Progressive Corp.	7,587	647,171
Prudential Financial, Inc.	18,590	863,877
Safeco Corp.	5,343	235,092
St. Paul Companies, Inc.	22,871	927,190
Torchmark Corp.	3,589	193,088
UnumProvident Corp.	9,316	148,124
XL Capital Ltd. “A”	4,541	342,664

		16,848,856

Real Estate 0.4%
Apartment Investment & Management Co. (REIT)	3,200	99,616
Equity Office Properties Trust (REIT)	14,929	406,069
Equity Residential (REIT)	9,700	288,381
Plum Creek Timber Co., Inc. (REIT)	5,800	188,964
ProLogis (REIT)	5,700	187,644
Simon Property Group, Inc. (REIT)	7,068	363,436

		1,534,110

207

	Shares	Value ($)
Health Care 13.3%
Biotechnology 1.2%
Amgen, Inc.*	44,401	2,422,963
Applera Corp. - Applied Biosystems Group	7,041	153,142
Biogen Idec, Inc.*	11,307	715,168
Chiron Corp.*	6,560	292,838
Genzyme Corp. (General Division)*	7,747	366,665
Gilead Sciences, Inc.*	7,342	491,914
MedImmune, Inc.*	8,545	199,953

		4,642,643

Health Care Equipment & Supplies 2.2%
Bausch & Lomb, Inc.	1,782	115,955
Baxter International, Inc.	21,151	729,921
Becton, Dickinson and Co.	8,688	450,038
Biomet, Inc.	8,853	393,427
Boston Scientific Corp.*	28,216	1,207,645
C.R. Bard, Inc.	3,516	199,181
Guidant Corp.	10,834	605,404
Hospira, Inc.*	5,439	150,116
Medtronic, Inc.	41,720	2,032,598
Millipore Corp.*	1,731	97,577
St. Jude Medical, Inc.*	6,012	454,808
Stryker Corp.	13,756	756,580
Thermo Electron Corp.*	5,705	175,372
Waters Corp.*	4,200	200,676
Zimmer Holdings, Inc.*	8,344	735,941

		8,305,239

Health Care Providers & Services 2.1%
Aetna, Inc.	5,350	454,750
AmerisourceBergen Corp.	3,844	229,794
Anthem, Inc.*	4,953	443,591
Cardinal Health, Inc.	15,069	1,055,584
Caremark Rx, Inc.*	15,343	505,398
CIGNA Corp.	4,645	319,622
Express Scripts, Inc. “A”*	3,205	253,932
HCA, Inc.	17,147	713,144
Health Management Associates, Inc. “A”	8,079	181,131
Humana, Inc.*	7,042	119,010
IMS Health, Inc.	8,316	194,927
Manor Care, Inc.	2,838	92,746
McKesson Corp.	9,978	342,545
Medco Health Solutions, Inc.*	9,025	338,438
Quest Diagnostics, Inc.	3,391	288,065
Tenet Healthcare Corp.*	15,222	204,127
UnitedHealth Group, Inc.	21,496	1,338,126
WellPoint Health Networks, Inc.*	5,075	568,451

		7,643,381

Pharmaceuticals 7.8%
Abbott Laboratories	53,895	2,196,760
Allergan, Inc.	4,536	406,063
Bristol-Myers Squibb Co.	67,241	1,647,405
Eli Lilly & Co.	38,975	2,724,742
Forest Laboratories, Inc.*	12,740	721,466
Johnson & Johnson	102,206	5,692,874
King Pharmaceuticals, Inc.*	9,165	104,939
Merck & Co., Inc.	77,075	3,661,062
Mylan Laboratories, Inc.	9,300	188,325

208

	Shares	Value ($)
Pfizer, Inc.	261,128	8,951,468
Schering-Plough Corp.	50,483	932,926
Watson Pharmaceuticals, Inc.*	3,459	93,047
Wyeth	45,868	1,658,587

		28,979,664

Industrials 11.2%
Aerospace & Defense 1.9%
Boeing Co.	29,160	1,489,784
General Dynamics Corp.	6,876	682,787
Goodrich Corp.	4,032	130,354
Honeywell International, Inc.	29,803	1,091,684
Lockheed Martin Corp.	15,622	813,594
Northrop Grumman Corp.	12,618	677,587
Raytheon Co.	14,626	523,172
Rockwell Collins, Inc.	6,156	205,118
United Technologies Corp.	17,719	1,620,934

		7,235,014

Air Freight & Logistics 1.0%
FedEx Corp.	10,365	846,717
Ryder System, Inc.	2,252	90,237
United Parcel Service, Inc. “B”	38,911	2,924,940

		3,861,894

Airlines 0.1%
Delta Air Lines, Inc.* (e)	4,270	30,403
Southwest Airlines Co.	27,347	458,609

		489,012

Building Products 0.2%
American Standard Companies, Inc.*	7,389	297,850
Masco Corp.	15,716	490,025

		787,875

Commercial Services & Supplies 1.1%
Allied Waste Industries, Inc.*	11,039	145,494
Apollo Group, Inc. “A”*	6,131	541,306
Avery Dennison Corp.	3,815	244,198
Cendant Corp.	34,881	853,887
Cintas Corp.	5,964	284,304
Deluxe Corp.	1,709	74,341
Equifax, Inc.	4,824	119,394
H&R Block, Inc.	6,178	294,567
Monster Worldwide, Inc.*	3,933	101,157
Pitney Bowes, Inc.	8,091	358,027
R.R. Donnelley & Sons Co.	7,464	246,461
Robert Half International, Inc.	5,900	175,643
Waste Management, Inc.	19,985	612,540

		4,051,319

Construction & Engineering 0.0%
Fluor Corp.	2,825	134,668
Electrical Equipment 0.4%
American Power Conversion Corp.	6,914	135,860
Cooper Industries, Inc. “A”	3,151	187,201
Emerson Electric Co.	14,463	919,124
Power-One, Inc.*	2,882	31,644
Rockwell Automation, Inc.	6,508	244,115
Thomas & Betts Corp.	2,127	57,918

		1,575,862

209

	Shares	Value ($)
Industrial Conglomerates 4.5%
3M Co.	26,986	2,429,010
General Electric Co.	363,401	11,774,192
Textron, Inc.	4,382	260,072
Tyco International Ltd.	68,834	2,281,159

		16,744,433

Machinery 1.5%
Caterpillar, Inc.	12,050	957,252
Crane Co.	2,014	63,219
Cummins, Inc.	1,502	93,875
Danaher Corp.	10,646	551,995
Deere & Co.	8,350	585,669
Dover Corp.	7,035	296,174
Eaton Corp.	5,242	339,367
Illinois Tool Works, Inc.	10,677	1,023,818
Ingersoll-Rand Co. “A”	6,035	412,251
ITT Industries, Inc.	3,773	313,159
Navistar International Corp.*	2,371	91,900
PACCAR, Inc.	6,086	352,927
Pall Corp.	3,953	103,529
Parker-Hannifin Corp.	3,598	213,937

		5,399,072

Road & Rail 0.4%
Burlington Northern Santa Fe Corp.	12,915	452,929
CSX Corp.	7,401	242,531
Norfolk Southern Corp.	13,385	354,970
Union Pacific Corp.	8,857	526,549

		1,576,979

Trading Companies & Distributors 0.1%
W.W. Grainger, Inc.	3,174	182,505
Information Technology 16.8%
Communications Equipment 3.0%
ADC Telecommunications, Inc.*	30,808	87,495
Andrew Corp.*	5,480	109,655
Avaya, Inc.*	14,715	232,350
CIENA Corp.*	15,877	59,062
Cisco Systems, Inc.*	232,832	5,518,118
Comverse Technologies, Inc.*	6,708	133,757
Corning, Inc.*	46,747	610,516
JDS Uniphase Corp.*	50,134	190,008
Lucent Technologies, Inc.*	143,788	543,519
Motorola, Inc.	80,565	1,470,311
QLogic Corp.*	3,309	87,986
QUALCOMM, Inc.	27,869	2,033,880
Scientific-Atlanta, Inc.	5,268	181,746
Tellabs, Inc.*	14,577	127,403

		11,385,806

Computers & Peripherals 3.5%
Apple Computer, Inc.*	12,767	415,438
Dell, Inc.*	86,846	3,110,824
EMC Corp.*	83,824	955,594
Gateway, Inc.*	10,377	46,697
Hewlett-Packard Co.	105,053	2,216,618
International Business Machines Corp.	58,035	5,115,785
Lexmark International, Inc.*	4,436	428,207
NCR Corp.*	3,294	163,350
Network Appliance, Inc.*	11,914	256,508

210

	Shares	Value ($)
Sun Microsystems, Inc.*	112,266	487,234

		13,196,255

Electronic Equipment & Instruments 0.4%
Agilent Technologies, Inc.*	16,471	482,271
Jabil Circuit, Inc.*	6,981	175,782
Molex, Inc.	6,591	211,439
PerkinElmer, Inc.	4,420	88,577
Sanmina-SCI Corp.*	18,017	163,955
Solectron Corp.*	31,707	205,144
Symbol Technologies, Inc.	8,050	118,657
Tektronix, Inc.	2,824	96,072

		1,541,897

Internet Software & Services 0.5%
Yahoo!, Inc.*	46,244	1,680,045
IT Consulting & Services 1.2%
Affiliated Computer Services, Inc. “A”*	4,700	248,818
Automatic Data Processing, Inc.	20,408	854,687
Computer Sciences Corp.*	6,423	298,220
Convergys Corp.*	4,947	76,184
Electronic Data Systems Corp.	16,553	316,990
First Data Corp.	30,535	1,359,418
Fiserv, Inc.*	6,641	258,269
Paychex, Inc.	13,051	442,168
Sabre Holdings Corp.	4,362	120,871
SunGard Data Systems, Inc.*	9,799	254,774
Unisys Corp.*	11,480	159,342

		4,389,741

Office Electronics 0.1%
Xerox Corp.*	27,417	397,546
Semiconductors & Semiconductor Equipment 3.6%
Advanced Micro Devices, Inc.*	12,213	194,187
Altera Corp.*	13,165	292,526
Analog Devices, Inc.	12,962	610,251
Applied Materials, Inc.*	58,225	1,142,374
Applied Micro Circuits Corp.*	9,900	52,668
Broadcom Corp. “A”*	10,477	490,009
Intel Corp.	223,245	6,161,562
KLA-Tencor Corp.*	6,786	335,093
Linear Technology Corp.	10,841	427,894
LSI Logic Corp.*	13,113	99,921
Maxim Integrated Products, Inc.	11,247	589,568
Micron Technology, Inc.*	21,114	323,255
National Semiconductor Corp.*	12,334	271,225
Novellus Systems, Inc.*	5,332	167,638
NVIDIA Corp.*	5,607	114,944
PMC-Sierra, Inc.*	5,955	85,454
Teradyne, Inc.*	6,605	149,934
Texas Instruments, Inc.	59,657	1,442,506
Xilinx, Inc.	11,811	393,424

		13,344,433

Software 4.5%
Adobe Systems, Inc.	8,238	383,067
Autodesk, Inc.	3,924	167,986
BMC Software, Inc.*	7,808	144,448
Citrix Systems, Inc.*	5,698	116,011
Computer Associates International, Inc.	20,152	565,465

211

	Shares	Value ($)
Compuware Corp.*	12,246	80,824
Electronic Arts, Inc.*	10,346	564,374
Intuit, Inc.*	6,837	263,772
Mercury Interactive Corp.*	3,183	158,609
Microsoft Corp.	371,762	10,617,523
Novell, Inc.*	13,516	113,399
Oracle Corp.*	180,269	2,150,609
Parametric Technology Corp.*	7,591	37,955
PeopleSoft, Inc.*	12,471	230,714
Siebel Systems, Inc.*	17,715	189,196
Symantec Corp.*	10,487	459,121
VERITAS Software Corp.*	14,786	409,572

		16,652,645

Materials 2.9%
Chemicals 1.5%
Air Products & Chemicals, Inc.	7,864	412,467
Dow Chemical Co.	32,295	1,314,407
E.I. du Pont de Nemours & Co.	34,350	1,525,827
Eastman Chemical Co.	2,637	121,909
Ecolab, Inc.	8,886	281,686
Engelhard Corp.	4,300	138,933
Great Lakes Chemical Corp.	1,800	48,708
Hercules, Inc.*	3,807	46,407
International Flavors & Fragrances, Inc.	3,211	120,091
Monsanto Co.	9,158	352,583
PPG Industries, Inc.	5,505	344,008
Praxair, Inc.	11,063	441,524
Rohm & Haas Co.	7,052	293,222
Sigma-Aldrich Corp.	3,320	197,905

		5,639,677

Construction Materials 0.0%
Vulcan Materials Co.	3,410	162,145
Containers & Packaging 0.2%
Ball Corp.	2,000	144,100
Bemis Co., Inc.	3,712	104,864
Pactiv Corp.*	4,998	124,650
Sealed Air Corp.*	2,695	143,563
Temple-Inland, Inc.	1,768	122,434

		639,611

Metals & Mining 0.7%
Alcoa, Inc.	30,167	996,416
Allegheny Technologies, Inc.	2,767	49,944
Freeport-McMoRan Copper & Gold, Inc. “B”	5,909	195,883
Newmont Mining Corp.	14,711	570,199
Nucor Corp.	2,751	211,167
Phelps Dodge Corp.	3,177	246,249
United States Steel Corp.	3,859	135,528
Worthington Industries, Inc.	2,726	55,965

		2,461,351

Paper & Forest Products 0.5%
Georgia-Pacific Corp.	8,702	321,800
International Paper Co.	16,690	746,043
Louisiana-Pacific Corp.	3,597	85,069
MeadWestvaco Corp.	6,793	199,646
Weyerhaeuser Co.	7,999	504,897

		1,857,455

212

	Shares	Value ($)
Telecommunication Services 3.3%
Diversified Telecommunication Services 2.7%
ALLTEL Corp.	10,837	548,569
AT&T Corp.	27,136	397,000
BellSouth Corp.	63,164	1,656,160
CenturyTel, Inc.	6,224	186,969
Citizens Communications Co.	9,100	110,110
Qwest Communications International, Inc.*	60,085	215,705
SBC Communications, Inc.	112,706	2,733,120
Sprint Corp. (FON Group)	49,066	863,562
Verizon Communications, Inc.	95,085	3,441,126

		10,152,321

Wireless Telecommunication Services 0.6%
AT&T Wireless Services, Inc.*	93,800	1,343,216
Nextel Communications, Inc. “A”*	38,143	1,016,893

		2,360,109

Utilities 2.6%
Electric Utilities 1.8%
Allegheny Energy, Inc.*	4,410	67,958
Ameren Corp.	6,269	269,316
American Electric Power Co.	13,684	437,888
CenterPoint Energy, Inc.	11,121	127,891
CINergy Corp.	5,549	210,862
CMS Energy Corp.*	5,056	46,161
Consolidated Edison, Inc.	7,222	287,147
DTE Energy Co.	7,557	306,361
Edison International	10,367	265,084
Entergy Corp.	8,256	462,419
Exelon Corp.	22,500	749,025
FirstEnergy Corp.	12,970	485,208
FPL Group, Inc.	6,847	437,866
PG&E Corp.*	14,426	403,062
Pinnacle West Capital Corp.	3,208	129,571
PPL Corp.	5,579	256,076
Progress Energy, Inc.	7,623	335,793
Southern Co.	25,217	735,076
TECO Energy, Inc.	5,400	64,746
TXU Corp.	10,624	430,378

213

	Shares	Value ($)
Xcel Energy, Inc.	13,087	218,684

		6,726,572

Gas Utilities 0.1%
KeySpan Corp.	5,232	192,014
NICOR, Inc.	1,506	51,159
NiSource, Inc.	9,300	191,766
Peoples Energy Corp.	1,128	47,545

		482,484

Multi-Utilities & Unregulated Power 0.7%
AES Corp.*	19,771	196,326
Calpine Corp.* (e)	13,801	59,620
Constellation Energy Group, Inc.	5,710	216,409
Dominion Resources, Inc.	11,345	715,643
Duke Energy Corp.	31,431	637,735
Dynegy, Inc. “A”	16,653	70,942
Public Service Enterprise Group, Inc.	8,455	338,454
Sempra Energy	7,487	257,784

		2,492,913

Total Common Stocks (Cost $341,390,483)		366,465,217

	Principal Amount ($)	Value ($)
US Government Backed 0.2%
US Treasury Bill, 1.23%, 7/22/2004** (c) (Cost $639,646)	640,000	639,646

	Shares	Value ($)
Securities Lending Collateral 0.0%
Daily Assets Fund Institutional, 1.15% (d) (f) (Cost $86,450)	86,450	86,450
Cash Equivalents 1.7%
Scudder Cash Management QP Trust, 1.20% (b) (Cost $6,230,666)	6,230,666	6,230,666

Total Investment Portfolio - 100.0% (Cost $348,347,245) (a)		373,421,979

Notes to SVS Index 500 Portfolio of Investments

*	Non-income producing security.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	The cost for federal income tax purposes was $348,347,245. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $25,074,734. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $49,293,023 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,218,289.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	At June 30, 2004, this security, in part or in whole, has been segregated to cover initial margin requirements for open futures contracts.

(d)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2004 amounted to $82,000, which is 0.0% of total net assets.

(f)	Represents collateral held in connection with securities lending.

At June 30, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Net Unrealized Appreciation (Depreciation) ($)
S&P 500 Index Future	9/16/2004	21	5,953,101	5,987,100	33,999

The accompanying notes are an integral part of the financial statements.

214

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $342,030,129)	$367,104,863
Investment in Daily Assets Fund Institutional (cost $86,450)*	86,450
Investment in Scudder Cash Management QP Trust (cost $6,230,666)	6,230,666

Total investments in securities, at value (cost $348,347,245)	373,421,979

Cash	10,000
Dividends receivable	416,261
Interest receivable	3,233
Receivable for Portfolio shares sold	37,815
Receivable for daily variation margin on open futures contracts	13,118
Other assets	3,740

Total assets	373,906,146

Liabilities
Payable for investments purchased	796,684
Payable upon return of securities loaned	86,450
Payable for Portfolio shares redeemed	151,005
Accrued management fee	100,695
Other accrued expenses and payables	233,508

Total liabilities	1,368,342

Net assets, at value	$372,537,804

Net Assets
Net assets consist of:
Undistributed net investment income	1,899,282
Net unrealized appreciation (depreciation) on:
Investments	25,074,734
Futures	33,999
Accumulated net realized gain (loss)	(41,342,527)
Paid-in capital	386,872,316

Net assets, at value	$372,537,804

Class A
Net Asset Value, offering and redemption price per share ($316,667,844 / 37,162,442 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.52
Class B
Net Asset Value, offering and redemption price per share ($55,869,960 / 6,567,304 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.51

*	Represents collateral on securities loaned.

215

Statement of Operations for the six months ended June 30, 2004 (Unaudited)

Investment Income
Income:
Dividends	$2,890,051
Interest - Scudder Cash Management QP Trust	24,837
Securities lending income	1,023

Total Income	2,915,911

Expenses:
Management fee	634,535
Custodian and accounting fees	96,344
Distribution service fees (Class B)	54,818
Record keeping fees (Class B)	30,954
Auditing	34,500
Legal	7,140
Trustees’ fees and expenses	2,234
Reports to shareholders	17,840
Registration fees	24
Other	8,532

Total expenses, before expense reductions	886,921

Expense reductions	(861)

Total expenses, after expense reductions	886,060

Net investment income (loss)	2,029,851

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	(5,998,041)
Futures	156,412

(5,841,629)

Net unrealized appreciation (depreciation) during the period on:
Investments	14,403,887
Futures	(136,357)

14,267,530

Net gain (loss) on investment transactions	8,425,901

Net increase (decrease) in net assets resulting from operations	$10,455,752

The accompanying notes are an integral part of the financial statements.

216

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,029,851	$3,524,386
Net realized gain (loss) on investment transactions	(5,841,629)	(12,180,785)
Net unrealized appreciation (depreciation) on investment transactions during the period	14,267,530	79,217,419

Net increase (decrease) in net assets resulting from operations	10,455,752	70,561,020

Distributions to shareholders from:
Net investment income
Class A	(3,148,196)	(2,840,811)
Class B	(262,259)	(39,707)
Portfolio share transactions:
Class A
Proceeds from shares sold	33,865,223	64,041,270
Reinvestment of distributions	3,148,196	2,840,811
Cost of shares redeemed	(35,106,167)	(54,166,484)

Net increase (decrease) in net assets from Class A share transactions	1,907,252	12,715,597

Class B
Proceeds from shares sold	27,163,500	30,974,956
Reinvestment of distributions	262,259	39,707
Cost of shares redeemed	(5,931,902)	(3,018,857)

Net increase (decrease) in net assets from Class B share transactions	21,493,857	27,995,806

Increase (decrease) in net assets	30,446,406	108,391,905
Net assets at beginning of period	342,091,398	233,699,493

Net assets at end of period (including undistributed net investment income of $1,899,282 and $3,279,886, respectively)	$372,537,804	$342,091,398

Other Information
Class A
Shares outstanding at beginning of period	36,967,597	35,202,430
Shares sold	3,989,643	8,891,513
Shares issued to shareholders in reinvestment of distributions	375,232	450,208
Shares redeemed	(4,170,030)	(7,576,554)
Net increase (decrease) in Portfolio shares	194,845	1,765,167

Shares outstanding at end of period	37,162,422	36,967,597

Class B
Shares outstanding at beginning of period	4,013,326	175,906
Shares sold	3,214,999	4,214,305
Shares issued to shareholders in reinvestment of distributions	31,296	6,293
Shares redeemed	(692,317)	(383,178)
Net increase (decrease) in Portfolio shares	2,553,978	3,837,420

Shares outstanding at end of period	6,567,304	4,013,326

The accompanying notes are an integral part of the financial statements.

217

Financial Highlights

Class A

Years Ended December 31,	2004[a]		2003	2002	2001	2000[b]	1999[b,c]
Selected Per Share Data
Net asset value, beginning of period	$8.35		$6.61	$8.55	$9.78	$10.96	$10.00
Income (loss) from investment operations:
Net investment income (loss)[d]	.05		.09	.09	.08	.10	.10
Net realized and unrealized gain (loss) on investment transactions	.21		1.73	(1.99)	(1.26)	(1.18)	.86

Total from investment operations	.26		1.82	(1.90)	(1.18)	(1.08)	.96

Less distributions from:
Net investment income	(.09)		(.08)	(.04)	(.05)	(.05)	—
Net realized gains on investment transactions	—		—	—	—	(.05)	—

Total distributions	(.09)		(.08)	(.04)	(.05)	(.10)	—

Net asset value, end of period	$8.52		$8.35	$6.61	$8.55	$9.78	$10.96

Total Return (%)	3.12	**	27.93	(22.34)	(12.05)[e]	(9.93)[e]	9.55[e]	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	317		309	233	219	102	32
Ratio of expenses before expense reductions (%)	.45	*	.49	.48	.65	.88	.84	*
Ratio of expenses after expense reductions (%)	.45	*	.49	.48	.55	.54	.55	*
Ratio of net investment income (loss) (%)	1.19	*	1.31	1.16	.88	.90	3.72	*
Portfolio turnover rate (%)	12	*	8	6	13	20	1	*

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[c]	For the period from September 1, 1999 (commencement of operations) to December 31, 1999.

[d]	Based on average shares outstanding during the period.

[e]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$8.32		$6.59	$7.21
Income (loss) from investment operations:
Net investment income (loss)[c]	.03		.06	.05
Net realized and unrealized gain (loss) on investment transactions	.22		1.74	(.67)

Total from investment operations	.25		1.80	(.62)

Less distributions from:
Net investment income	(.06)		(.07)	—

Net asset value, end of period	$8.51		$8.32	$6.59

Total Return (%)	2.96	**	27.57	(8.60	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56		33	1
Ratio of expenses (%)	.84	*	.88	.69	*
Ratio of net investment income (loss) (%)	.80	*	.92	1.42	*
Portfolio turnover rate (%)	12	*	8	6

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

218

Management Summary June 30, 2004

SVS INVESCO Dynamic Growth Portfolio

Although the economy started off slower than expected in the first quarter of 2004, it continued to broaden. In March, the equity markets became more volatile, though most economic indicators continued to be encouraging. Consumer sentiment remained optimistic, and service sector jobs were created faster than expected.

SVS INVESCO Dynamic Growth Portfolio returned 3.64% (Class A shares, unadjusted for contract charges, and for the six-month period ended June 30, 2004), underperforming its benchmark, the Russell Midcap Growth Index, which returned 5.94%.

In the first quarter of the six-month period, higher-quality, more defensive stocks and sectors outperformed. As a result, the fund’s underweight position in the consumer discretionary and health care sectors and overweight position in technology were the primary reasons for its underperformance versus the benchmark.

In the second quarter, the portfolio managers concentrated positions in the information technology, consumer discretionary, health care and industrials sectors. Stock selection in the health care sector was the largest detractor from relative performance due to poor performance among pharmaceutical stocks. An underweight position in the consumer staples sector also detracted from relative performance. An overweight position and good stock picking in the industrials sector positively contributed to the portfolio’s relative performance.

The portfolio managers will continue to seek growth companies with earnings power. The portfolio manager believes the portfolio should be well-positioned for continued cyclical improvement in the economy and the markets.

Timothy J. Miller

Portfolio Manager

INVESCO, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please see scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information concerning the portfolio holdings of the portfolio as of month-end is available upon request on the 16th of the following month.

Returns during part or all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Stocks of medium-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. Additionally, the portfolio may also focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell Midcap Growth Index is an unmanaged, capitalization-weighted index of medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

219

Investment Portfolio June 30, 2004 (Unaudited)

SVS INVESCO Dynamic Growth Portfolio

	Shares	Value ($)
Common Stocks 90.2%
Consumer Discretionary 18.1%
Hotels Restaurants & Leisure 4.8%
Hilton Hotels Corp.	31,900	595,254
International Game Technology	7,800	301,080
Royal Caribbean Cruises Ltd. (e)	9,000	390,690
Starwood Hotels & Resorts Worldwide, Inc.	8,800	394,680
Station Casinos, Inc.	7,400	358,160

		2,039,864

Household Durables 1.0%
Pulte Homes, Inc.	8,400	437,052
Internet & Catalog Retail 0.4%
Priceline.com, Inc.* (e)	5,800	156,194
Leisure Equipment & Products 0.6%
Marvel Enterprises, Inc.* (e)	13,950	272,304
Media 5.7%
Cox Communications, Inc. “A”* (e)	27,800	772,562
EchoStar Communications Corp. “A”*	15,350	472,012
Omnicom Group, Inc.	3,700	280,793
The E.W. Scripps Co. “A”	2,200	231,000
Univision Communications, Inc. “A”*	21,200	676,916

		2,433,283

Multiline Retail 2.0%
Family Dollar Stores, Inc.	9,800	298,116
J.C. Penny Co., Inc.	5,500	207,680
Kohl’s Corp.*	8,100	342,468

		848,264

Specialty Retail 1.1%
Staples, Inc.	16,500	483,615
Textiles, Apparel & Luxury Goods 2.5%
Coach, Inc.*	5,600	253,064
NIKE, Inc. “B”	3,900	295,425
Polo Ralph Lauren Corp.	14,900	513,305

		1,061,794

Consumer Staples 0.5%
Beverages
Pepsi Bottling Group, Inc.	6,300	192,402
Energy 4.8%
Energy Equipment & Services 2.0%
Nabors Industries Ltd.*	4,600	208,012
Smith International, Inc.*	8,600	479,536
Weatherford International Ltd.*	3,200	143,936

		831,484

Oil & Gas 2.8%
Apache Corp.	5,402	235,257
Murphy Oil Corp.	6,000	442,200
Noble Energy Inc.	800	40,595
Talisman Energy, Inc.	20,700	450,018

		1,168,070

220

	Shares	Value ($)
Financials 6.7%
Banks 0.3%
Zions Bancorp.	1,900	116,755
Capital Markets 4.4%
Franklin Resources, Inc.	4,700	235,376
Investors Financial Services Corp.	6,500	283,270
Legg Mason, Inc.	7,400	673,474
Northern Trust Corp.	6,900	291,732
T. Rowe Price Group, Inc.	8,300	418,320

		1,902,172

Consumer Finance 0.2%
Providian Financial Corp.*	5,300	77,751
Diversified Financial Services 0.5%
Ameritrade Holding Corp.*	17,400	197,490
Insurance 1.3%
PMI Group Inc.	4,200	182,784
Safeco Corp.	9,100	400,400

		583,184

Health Care 16.1%
Biotechnology 2.0%
Biogen Idec, Inc.*	3,900	246,675
Genzyme Corp. (General Division)*	5,100	241,383
Invitrogen Corp.*	4,800	345,552

		833,610

Health Care Equipment & Supplies 5.3%
Alcon, Inc.	4,100	322,465
Boston Scientific Corp.*	9,700	415,160
Guidant Corp.	3,100	173,228
Hospira, Inc.*	3,000	82,800
Kinetic Concepts, Inc.*	4,200	209,580
Smith & Nephew PLC	14,200	153,182
Thermo Electron Corp.*	10,000	307,400
Zimmer Holdings, Inc.*	7,000	617,400

		2,281,215

Health Care Providers & Services 4.1%
Aetna, Inc.	3,500	297,500
Anthem, Inc.* (e)	4,000	358,240
Caremark Rx, Inc.*	13,229	435,763
Coventry Health Care, Inc.*	2,000	97,800
McKesson Corp.	4,500	154,485
Medco Health Solutions, Inc.*	10,800	405,000

		1,748,788

Pharmaceuticals 4.7%
Elan Corp. (ADR)* (e)	16,900	418,106
Shire Pharmaceuticals Group PLC*	18,800	502,712
Teva Pharmaceutical Industries Ltd. (ADR)	10,100	679,629
Valeant Pharmaceuticals International	19,400	388,000

		1,988,447

Industrials 16.3%
Air Freight & Couriers 0.3%
C.H. Robinson Worldwide, Inc.	2,500	114,600

221

	Shares	Value ($)
Commercial Services & Supplies 9.0%
Apollo Group, Inc. “A”*	4,340	383,179
Career Education Corp.*	5,000	227,800
Cintas Corp.	6,800	324,156
Hewitt Associates, Inc. “A”* (e)	4,200	115,500
Iron Mountain, Inc.*	6,600	318,516
Manpower, Inc.	16,000	812,320
Republic Services, Inc.	19,900	575,906
Robert Half International, Inc.	23,650	704,060
Stericycle, Inc.*	6,900	357,006

		3,818,443

Construction & Engineering 0.4%
Chicago Bridge & Iron Co., NV (ADR)	5,600	155,960
Machinery 5.0%
Cummins, Inc. (e)	3,400	212,500
Deere & Co.	5,700	399,798
Eaton Corp.	9,000	582,660
Illinois Tool Works, Inc.	1,700	163,013
Ingersoll-Rand Co. “A”	4,800	327,888
PACCAR, Inc.	7,750	449,423

		2,135,282

Trading Companies & Distributors 1.4%
Fastenal Co.	10,200	579,666
Transportation Infrastructure 0.2%
Sirva, Inc.*	3,500	80,500
Information Technology 25.2%
Communications Equipment 3.8%
Alcatel SA (ADR)*	4,500	69,705
Avaya, Inc.*	37,100	585,809
Comverse Technologies, Inc.*	22,100	440,674
Corning, Inc.*	23,500	306,910
Juniper Networks, Inc.*	8,363	205,479

		1,608,577

Computers & Peripherals 2.0%
Lexmark International, Inc.*	5,700	550,221
Network Appliance, Inc.*	9,700	208,841
Storage Technology Corp.*	2,900	84,100

		843,162

Electronic Equipment & Instruments 1.8%
Amphenol Corp. “A”*	7,100	236,572
CDW Corp.	8,450	538,772

		775,344

Internet Software & Services 2.5%
Ask Jeeves, Inc.* (e)	3,400	132,702
Check Point Software Technologies Ltd.*	15,900	429,141

222

	Shares	Value ($)
VeriSign, Inc.*	24,200	481,580

		1,043,423

IT Consulting & Services 3.3%
Alliance Data Systems Corp.*	3,800	160,550
DST Systems, Inc.* (e)	11,100	533,799
Fiserv, Inc.*	8,200	318,898
Paychex, Inc.	11,900	403,172

		1,416,419

Office Electronics 0.5%
Zebra Technologies Corp. “A”*	2,400	208,800
Semiconductors & Semiconductor Equipment 6.1%
Altera Corp.*	13,333	296,259
Analog Devices, Inc.	5,500	258,940
Broadcom Corp. “A”*	10,100	472,377
KLA-Tencor Corp.*	4,300	212,334
Marvell Technology Group Ltd.*	1,700	44,563
Maxim Integrated Products, Inc.	7,400	387,908
Microchip Technology, Inc.	15,750	496,755
National Semiconductor Corp.*	7,300	160,527
Silicon Laboratories, Inc.* (e)	5,200	241,020

		2,570,683

Software 5.2%
Amdocs Ltd.*	16,400	384,252
Electronic Arts, Inc.*	8,700	474,585
Hyperion Solutions Corp.* (e)	3,500	153,020
Mercury Interactive Corp.*	3,700	184,371
Novell, Inc.*	49,800	417,822
Symantec Corp.*	7,600	332,728
Synopsys Ltd.*	6,600	187,638
VERITAS Software Corp.*	2,800	77,764

		2,212,180

Telecommunication Services 1.9%
Wireless Telecommunication Services
American Towers, Inc. “A”*	23,000	349,600
Nextel Partners, Inc. “A”*	17,500	278,600
SpectraSite, Inc.*	3,700	159,914

		788,114

Other 0.6%
Internet HOLDRs Trust (e)	4,000	257,520

Total Common Stocks (Cost $30,976,176)		38,262,411

Securities Lending Collateral 6.9%
Daily Assets Fund Institutional, 1.15% (c) (d) (Cost $2,948,299)	2,948,299	2,948,299
Cash Equivalents 2.9%
Scudder Cash Management QP Trust, 1.20% (b) (Cost $1,228,127)	1,228,127	1,228,127

Total Investment Portfolio - 100.0% (Cost $35,152,602) (a)		42,438,837

Notes to SVS INVESCO Dynamic Growth Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $35,360,447. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $7,078,390. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,556,764 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $478,374.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents collateral held in connection with securities lending.

(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2004, amounted to $2,874,210, which is 7.26% of net assets.

HOLDRs: Holding Company Depositary Receipts

The accompanying notes are an integral part of the financial statements.

223

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $30,976,176)	$38,262,411
Investments in Daily Assets Fund Institutional (cost $2,948,299)*	2,948,299
Investment in Scudder Cash Management QP Trust (cost $1,228,127)	1,228,127

Total investments in securities, at value (cost $35,152,602)	42,438,837

Cash	10,000
Foreign currency, at value (cost $776)	800
Receivable for investments sold	743,634
Dividends receivable	12,356
Interest receivable	1,267
Receivable for Portfolio shares sold	6,517
Foreign taxes recoverable	1,422
Other assets	993

Total assets	43,215,826

Liabilities
Payable for investments purchased	604,353
Payable upon return of securities loaned	2,948,299
Payable for Portfolio shares redeemed	18,319
Other accrued expenses and payables	57,256

Total liabilities	3,628,227

Net assets, at value	$39,587,599

Net Assets
Net assets consist of:
Accumulated net investment loss	(181,549)
Net unrealized appreciation (depreciation) on:
Investments	7,286,235
Foreign currency related transactions	24
Accumulated net realized gain (loss)	(4,709,645)
Paid-in capital	37,192,534

Net assets, at value	$39,587,599

Class A
Net Asset Value, offering and redemption price per share ($33,579,744 / 3,933,777 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.54
Class B
Net Asset Value, offering and redemption price per share ($6,007,855 / 707,960 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.49

*	Represents collateral on securities loaned.

224

Statement of Operations for the six months ended June 30, 2004 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $1,099)	$79,129
Interest - Scudder Cash Management QP Trust	7,455
Securities lending income	1,401

Total Income	87,985

Expenses:
Management fee	198,464
Custodian and accounting fees	34,071
Distribution service fees (Class B)	6,688
Record keeping fees (Class B)	3,784
Auditing	20,966
Legal	10,219
Trustees’ fees and expenses	650
Reports to shareholders	2,011
Other	1,388
Total expenses, before expense reductions	278,241
Expense reductions	(8,915)

Total expenses, after expense reductions	269,326

Net investment income (loss)	(181,341)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	2,704,694
Foreign currency related transactions	5,813

2,710,507

Net unrealized appreciation (depreciation) during the period on:
Investments	(1,195,241)
Foreign currency related transactions	21

(1,195,220)

Net gain (loss) on investment transactions	1,515,287

Net increase (decrease) in net assets resulting from operations	$1,333,946

The accompanying notes are an integral part of the financial statements.

225

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(181,341)	$(267,890)
Net realized gain (loss) on investment transactions	2,710,507	787,660
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,195,220)	8,947,748

Net increase (decrease) in net assets resulting from operations	1,333,946	9,467,518

Portfolio share transactions:
Class A
Proceeds from shares sold	3,224,062	4,799,111
Cost of shares redeemed	(5,299,300)	(4,360,153)

Net increase (decrease) in net assets from Class A share transactions	(2,075,238)	438,958

Class B
Proceeds from shares sold	1,676,105	3,887,012
Cost of shares redeemed	(460,853)	(110,618)

Net increase (decrease) in net assets from Class B share transactions	1,215,252	3,776,394

Increase (decrease) in net assets	473,960	13,682,870
Net assets at beginning of period	39,113,639	25,430,769

Net assets at end of period (including accumulated net investment loss of $181,549 and $208, respectively)	$39,587,599	$39,113,639

Other Information
Class A
Shares outstanding at beginning of period	4,185,184	4,165,073
Shares sold	378,391	671,597
Shares redeemed	(629,798)	(651,486)
Net increase (decrease) in Portfolio shares	(251,407)	20,111

Shares outstanding at end of period	3,933,777	4,185,184

Class B
Shares outstanding at beginning of period	562,802	15,737
Shares sold	199,324	562,002
Shares redeemed	(54,166)	(14,937)
Net increase (decrease) in Portfolio shares	145,158	547,065

Shares outstanding at end of period	707,960	562,802

The accompanying notes are an integral part of the financial statements.

226

Financial Highlights

Class A

Years Ended December 31,	2004[a]		2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$8.24		$6.08	$8.80	$10.00
Income (loss) from investment operations:
Net investment income (loss)[c]	(.04)		(.06)	(.05)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.34		2.22	(2.67)	(1.18)

Total from investment operations	.30		2.16	(2.72)	(1.20)

Net asset value, end of period	$8.54		$8.24	$6.08	$8.80

Total Return (%)	3.64d	**	35.53[d]	(30.91)	(12.00	)[d]**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34		34	25	23
Ratio of expenses before expense reductions (%)	1.34	*	1.46	1.14	1.97	*
Ratio of expenses after expense reductions (%)	1.30	*	1.30	1.14	1.30	*
Ratio of net investment income (loss) (%)	(.86	)*	(.85)	(.71)	(.40	)*
Portfolio turnover rate (%)	127	*	115	79	40	*

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

[c]	Based on average shares outstanding during the period.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$8.21		$6.07	$6.51
Income (loss) from investment operations:
Net investment income (loss)[c]	(.05)		(.09)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.33		2.23	(.41)

Total from investment operations	.28		2.14	(.44)

Net asset value, end of period	$8.49		$8.21	$6.07

Total Return (%)	3.41d	**	35.26d	(6.76	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6		5	.1
Ratio of expenses before expense reductions (%)	1.74	*	1.85	1.40	*
Ratio of expenses after expense reductions (%)	1.70	*	1.69	1.40	*
Ratio of net investment income (loss) (%)	(1.26	)*	(1.24)	(.82	)*
Portfolio turnover rate (%)	127	*	115	79

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c]	Based on average shares outstanding during the period.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

227

Management Summary June 30, 2004

SVS Janus Growth and Income Portfolio

The threat of inflation overshadowed the market in the second quarter of the six-month period ended June 30, 2004, limiting major stock indices to single-digit gains. Brisk retail and home sales, coupled with news that 1.2 million jobs had been added to the economy this year, sparked some optimism for the burgeoning recovery. This positive news prompted the Federal Reserve to raise its prime lending rate a quarter point in an effort to fight off inflation. During the period, the portfolio posted a positive return, though it trailed its benchmark, the Russell 1000 Growth Index. The portfolio returned 2.37% (Class A shares, unadjusted for contract charges, and for the six-month period ending June 30, 2004), versus a 2.74% return for the Russell 1000 Growth Index.

Leading the upside was Internet software and services company Yahoo! The firm has continued to benefit from online advertising growth as it takes market share from other promotional vehicles such as newspapers and radio. In addition, a shift in focus from high-volume Internet advertising to high-revenue sponsored-search services has paid off. As proof, Yahoo!’s shares hit a new 52-week high in April.

Technology interests generally underperformed, led by cellular phone maker Nokia. The company cautioned that second-quarter sales and earnings likely would come in below forecasts and that global market share fell about 5%. As a result, we sold our Nokia position.

By adding to a larger number of core holdings, we are aiming to create a risk-reward profile designed to earn returns for long-term shareholders.

Minyoung Sohn

Portfolio Manager, Janus Capital Management LLC, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please see scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information concerning the portfolio holdings of the portfolio as of month-end is available upon request on the 16th of the following month.

Risk Considerations

The portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

228

Investment Portfolio June 30, 2004 (Unaudited)

SVS Janus Growth and Income Portfolio

	Shares	Value ($)
Common Stocks 85.0%
Consumer Discretionary 18.3%
Distributors 0.5%
LVMH Moet-Hennessy Louis Vuitton SA (b)	15,614	1,131,539
Hotels Restaurants & Leisure 3.1%
Fairmont Hotels & Resorts, Inc.	83,501	2,250,352
Four Seasons Hotels Ltd. (b)	32,475	1,955,320
Starwood Hotels & Resorts Worldwide, Inc.	63,400	2,843,490

		7,049,162

Household Durables 1.1%
Harman International Industries, Inc.	16,630	1,513,330
NVR, Inc.*	1,885	912,717

		2,426,047

Internet & Catalog Retail 1.0%
Amazon.com, Inc.*	20,305	1,104,592
eBay, Inc.*	12,490	1,148,455

		2,253,047

Leisure Equipment & Products 0.7%
Marvel Enterprises, Inc.* (b)	85,872	1,676,221
Media 10.4%
British Sky Broadcasting Group PLC	222,796	2,518,814
Clear Channel Communications, Inc.	74,285	2,744,831
Comcast Corp. “A”*	108,465	2,994,719
Cox Communications, Inc. “A”* (b)	82,390	2,289,618
Lamar Advertising Co.*	48,345	2,095,756
Liberty Media Corp. “A”*	300,650	2,702,843
Liberty Media International, Inc. “A”*	15,229	564,996
Time Warner, Inc.*	217,285	3,819,870
Viacom, Inc. “B”	48,950	1,748,494
Walt Disney Co.	76,525	1,950,622

		23,430,563

Specialty Retail 1.5%
AutoZone, Inc.*	7,265	581,927
Best Buy Co., Inc.	15,130	767,696
CarMax, Inc.*	11,250	246,038
PETsMART, Inc.	54,950	1,783,127

		3,378,788

Consumer Staples 4.5%
Beverages 1.8%
Anheuser-Busch Companies, Inc.	21,020	1,135,080
PepsiCo, Inc.	54,747	2,949,768

		4,084,848

Household Products 2.1%
Procter & Gamble Co.	75,500	4,110,220
Reckitt Benkiser PLC	23,907	678,307

		4,788,527

Tobacco 0.6%
Altria Group, Inc.	24,990	1,250,750

229

	Shares	Value ($)
Energy 5.7%
Oil & Gas
ConocoPhillips	15,600	1,190,124
Encana Corp.	79,259	3,420,818
ExxonMobil Corp.	151,275	6,718,123
Kinder Morgan, Inc.	27,250	1,615,653

		12,944,718

Financials 11.2%
Banks 1.3%
US Bancorp.	103,242	2,845,349
Capital Markets 1.1%
Goldman Sachs Group, Inc.	27,545	2,593,637
Consumer Finance 0.8%
Providian Financial Corp.*	118,955	1,745,070
Diversified Financial Services 4.6%
Citigroup, Inc.	154,623	7,189,969
Countrywide Financial Corp.	23,702	1,665,066
J.P. Morgan Chase & Co.	43,875	1,701,034

		10,556,069

Insurance 3.4%
American International Group, Inc.	47,300	3,371,544
Berkshire Hathaway, Inc. “B”*	1,419	4,193,145

		7,564,689

Health Care 13.0%
Biotechnology 1.4%
Amgen, Inc.*	51,815	2,827,545
Neurocrine Biosciences, Inc.*	5,650	292,952

		3,120,497

Health Care Equipment & Supplies 1.8%
C.R. Bard, Inc.	17,610	997,607
Medtronic, Inc.	63,245	3,081,296

		4,078,903

Health Care Providers & Services 6.4%
Aetna, Inc.	33,925	2,883,625
Caremark Rx, Inc.*	129,870	4,277,918
Medco Health Solutions, Inc.*	72,095	2,703,562
UnitedHealth Group, Inc.	75,420	4,694,895

		14,560,000

Pharmaceuticals 3.4%
Pfizer, Inc.	54,025	1,851,977
Roche Holding AG	58,033	5,755,723

		7,607,700

Industrials 12.0%
Aerospace & Defense 0.8%
Honeywell International, Inc.	53,480	1,958,972
Electrical Equipment 0.1%
Rockwell Automation, Inc.	3,975	149,102
Electronic Equipment & Instruments 2.3%
Samsung Electronics Co., Ltd. (GDR), 144A	25,065	5,157,124

230

	Shares	Value ($)
Industrial Conglomerates 8.0%
3M Co.	32,340	2,910,924
General Electric Co.	92,400	2,993,760
SmithKline Industries PLC	100,763	1,367,191
Tyco International Ltd. (b)	322,230	10,678,702

		17,950,577

Road & Rail 0.8%
Canadian National Railway Co.	42,637	1,858,547
Information Technology 19.8%
Communications Equipment 2.1%
Cisco Systems, Inc.*	200,045	4,741,066
Computers & Peripherals 2.8%
Dell, Inc.*	31,875	1,141,763
International Business Machines Corp.	33,955	2,993,133
Lexmark International, Inc.*	14,140	1,364,934
SanDisk Corp.* (b)	34,430	746,787

		6,246,617

Internet Software & Services 1.5%
EarthLink, Inc.*	99,925	1,034,224
Yahoo!, Inc.*	64,455	2,341,650

		3,375,874

Semiconductors & Semiconductor Equipment 8.0%
Advanced Micro Devices, Inc.* (b)	210,805	3,351,799
Applied Materials, Inc.*	93,595	1,836,334
Linear Technology Corp.	82,355	3,250,552
Maxim Integrated Products, Inc.	89,230	4,677,437
NVIDIA Corp.*	59,025	1,210,013
Texas Instruments, Inc.	150,035	3,627,846

		17,953,981

Software 5.4%
Computer Associates International, Inc.	106,135	2,978,148
Electronic Arts, Inc.*	53,520	2,919,516
Microsoft Corp.	181,250	5,176,500
Oracle Corp.*	87,670	1,045,903

		12,120,067

Materials 0.5%
Chemicals
International Flavors & Fragrances, Inc.	30,540	1,142,196

Total Common Stocks (Cost $162,383,157)		191,740,247

231

	Shares	Value ($)
Convertible Preferred Stocks 0.1%
Allied Waste Industries, Inc., 6.25% (b) (Cost $214,250)	4,285	305,435
Preferred Stock 1.9%
Amerada Hess Corp., 7.00%	20,700	1,499,715
Porsche AG	2,553	1,711,814
XL Capital Ltd., 6.5%	43,500	1,104,465

Total Preferred Stock (Cost $3,057,211)		4,315,994

	Principal Amount ($)	Value ($)
Convertible Bond 0.1%
Lamar Advertising Co., 2.875%, 12/31/2010 (Cost $175,000)	175,000	187,911
Corporate Bonds 0.6%
Allied Waste North America, Inc., 7.875%, 4/15/2013	95,000	99,275
CMS Energy Corp., 7.625%, 11/15/2004	195,000	197,925
Cox Communications, Inc., 7.125%, 10/1/2012	870,000	953,478
Mattel, Inc., 6.125%, 7/15/2005	155,000	158,990

Total Corporate Bonds (Cost $1,307,473)		1,409,668

	Shares	Value ($)
Securities Lending Collateral 8.9%
Daily Assets Fund Institutional, 1.15% (d) (e) (Cost $20,111,702)	20,111,702	20,111,702
Cash Equivalents 3.4%
Scudder Cash Management QP Trust, 1.20% (c) (Cost $7,585,211)	7,585,211	7,585,211

Total Investment Portfolio - 100.0% (Cost $194,834,004) (a)		225,656,168

Notes to SVS Janus Growth and Income Portfolio of Investments

*	Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(a)	The cost for federal income tax purposes was $192,726,063. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $32,930,105. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $36,010,506 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,080,401.

(b)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2004 amounted to $19,649,396 which is 9.60% of total net assets.

(c)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents collateral held in connection with securities lending.

144A:	Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

232

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $167,137,091)	$197,959,255
Investment in Daily Assets Fund Institutional (cost $20,111,702)*	20,111,702
Investment in Scudder Cash Management QP Trust (cost $7,585,211)	7,585,211

Total investments in securities, at value (cost $194,834,004)	225,656,168

Cash	10,000
Foreign currency, at value (cost $87,837)	90,189
Receivable for investments sold	588,501
Dividends receivable	114,032
Interest receivable	32,409
Receivable for Portfolio shares sold	30,343
Foreign taxes recoverable	1,797
Other assets	7,130

Total assets	226,530,569

Liabilities
Payable for investments purchased	1,315,409
Net payable on closed forward foreign currency exchange contracts	1,654
Unrealized depreciation on forward foreign currency exchange contracts	41,475
Payable for Portfolio shares redeemed	79,278
Payable upon return of securities loaned	20,111,702
Accrued management fee	152,582
Other accrued expenses and payables	125,202

Total liabilities	21,827,302

Net assets, at value	$204,703,267

Net Assets
Net assets consist of:
Undistributed net investment income	237,290
Net unrealized appreciation (depreciation) on:
Investments	30,822,164
Foreign currency related transactions	(172,943)
Accumulated net realized gain (loss)	(55,686,101)
Paid-in capital	229,502,857

Net assets, at value	$204,703,267

Class A
Net Asset Value, offering and redemption price per share ($182,345,854 / 20,102,240 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.07
Class B
Net Asset Value, offering and redemption price per share ($22,357,413 / 2,474,962 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.03

*	Represents collateral on securities loaned.

233

Statement of Operations for the six months ended June 30, 2004 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $29,809)	$1,022,616
Interest	55,079
Interest - Scudder Cash Management QP Trust	34,068
Securities lending income	11,476

Total Income	1,123,239

Expenses:
Management fee	959,120
Custodian and accounting fees	60,195
Distribution service fees (Class B)	22,373
Record keeping fees (Class B)	12,496
Auditing	30,635
Legal	15,190
Trustees’ fees and expenses	2,818
Reports to shareholders	9,730
Other	9,835

Total expenses	1,122,392

Expense reductions	(695)

Total expenses, after expense reductions	1,121,697

Net investment income (loss)	1,542

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	4,376,612
Foreign currency related transactions	4,792

4,381,404

Net unrealized appreciation (depreciation) during the period on:
Investments	288,120
Foreign currency related transactions	61,965

350,085

Net gain (loss) on investment transactions	4,731,489

Net increase (decrease) in net assets resulting from operations	$4,733,031

The accompanying notes are an integral part of the financial statements.

234

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,542	$694,308
Net realized gain (loss) on investment transactions	4,381,404	(6,450,874)
Net unrealized appreciation (depreciation) on investment transactions during the period	350,085	46,205,428

Net increase (decrease) in net assets resulting from operations	4,733,031	40,448,862

Distributions to shareholders from:
Net investment income
Class A	—	(1,260,686)
Class B	—	(10,289)
Portfolio share transactions:
Class A
Proceeds from shares sold	2,908,999	34,880,490
Reinvestment of distributions	—	1,260,686
Cost of shares redeemed	(13,601,553)	(52,309,879)

Net increase (decrease) in net assets from Class A share transactions	(10,692,554)	(16,168,703)

Class B
Proceeds from shares sold	7,480,715	15,708,908
Reinvestment of distributions	—	10,289
Cost of shares redeemed	(350,363)	(3,045,507)

Net increase (decrease) in net assets from Class B share transactions	7,130,352	12,673,690

Increase (decrease) in net assets	1,170,829	35,682,874
Net assets at beginning of period	203,532,438	167,849,564

Net assets at end of period (including undistributed net investment income of $237,290 and $235,748, respectively)	$204,703,267	$203,532,438

Other Information
Class A
Shares outstanding at beginning of period	21,296,089	23,312,732
Shares sold	325,515	4,876,864
Shares issued to shareholders in reinvestment of distributions	—	180,614
Shares redeemed	(1,519,364)	(7,074,121)
Net increase (decrease) in Portfolio shares	(1,193,849)	(2,016,643)

Shares outstanding at end of period	20,102,240	21,296,089

Class B
Shares outstanding at beginning of period	1,676,008	53,142
Shares sold	838,703	2,051,610
Shares issued to shareholders in reinvestment of distributions	—	1,472
Shares redeemed	(39,749)	(430,216)
Net increase (decrease) in Portfolio shares	798,954	1,622,866

Shares outstanding at end of period	2,474,962	1,676,008

The accompanying notes are an integral part of the financial statements.

235

Financial Highlights

Class A

Years Ended December 31,	2004[a]		2003	2002***	2001[b]	2000[c]	1999[c,d]
				(Restated)
Selected Per Share Data
Net asset value, beginning of period	$8.86		$7.18	$9.05	$10.40	$11.49	$10.00
Income (loss) from investment operations:
Net investment income (loss)[e]	.02		.03	.04	.08	.12	—
Net realized and unrealized gain (loss) on investment transactions	.19		1.71	(1.86)	(1.36)	(1.16)	1.49

Total from investment operations	.21		1.74	(1.82)	(1.28)	(1.04)	1.49

Less distributions from:
Net investment income	—		(.06)	(.05)	(.07)	—	—
Net realized gains on investment transactions	—		—	—	—	(.05)	—

Total distributions	—		(.06)	(.05)	(.07)	(.05)	—

Net asset value, end of period	$9.07		$8.86	$7.18	$9.05	$10.40	$11.49

Total Return (%)	2.37	**	24.37	(20.22)	(12.28)	(9.18)[f]	14.93	[f]**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	182		189	167	179	104	16
Ratio of expenses before expense reductions (%)	1.07	*	1.07	1.04	1.05	1.10	2.58	*
Ratio of expenses after expense reductions (%)	1.07	*	1.07	1.04	1.05	1.01	1.10	*
Ratio of net investment income (loss) (%)	.04	*	.40	.54	.90	1.07	(.05	)*
Portfolio turnover rate (%)	48	*	46	57	48	39	53	*

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses by $.01 and decrease the ratio of net investment income to average net assets from .92% to .90%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

[c]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[d]	For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

[e]	Based on average shares outstanding during the period.

[f]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -20.56% to -20.22% in accordance with this change.

Class B

Years Ended December 31,	2004[a]		2003	2002[b]***
				(Restated)
Selected Per Share Data
Net asset value, beginning of period	$8.84		$7.17	$7.96
Income (loss) from investment operations:
Net investment income (loss)[c]	(.02)		— [d]	.02
Net realized and unrealized gain (loss) on investment transactions	.21		1.71	(.81)

Total from investment operations	.19		1.71	(.79)

Less distributions from:
Net investment income	—		(.04)	—

Net asset value, end of period	$9.03		$8.84	$7.17

Total Return (%)	2.15	**	23.94	(9.92	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22		15	.4
Ratio of expenses (%)	1.46	*	1.47	1.29	*
Ratio of net investment income (loss) (%)	(.35	)*	(.01)	.48	*
Portfolio turnover rate (%)	48	*	46	57

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c]	Based on average shares outstanding during the period.

[d]	Amount is less than $.005 per share.

*	Annualized

**	Not annualized

***	Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -10.30% to -9.92% in accordance with this change.

236

Management Summary June 30, 2004

SVS Janus Growth Opportunities Portfolio

For the six months ended June 30, 2004, the portfolio advanced 4.34% (Class A shares, unadjusted for contract charges) and outpaced its benchmark, the Russell 1000 Growth Index, which gained 2.74% for the period.

After finishing 2003 on a strong note, stocks treaded water during the first half of 2004, as concerns about increased interest rates, war and oil prices offset good news on job growth and corporate earnings. On June 30, investors’ predictions about increasing interest rates came true when, for the first time in four years, the Federal Reserve raised the short-term benchmark rate.

There were no overarching investment themes in the portfolio during the period. We did a bit of selling in the financial services area, partly because of the likelihood of increased rates and partly because we feel that there are a lack of catalysts in this area. Other than that, we continued to select stocks company by company, resulting in an eclectic mix of growth names. Our focus remained on businesses we believe can successfully expand their margins, many of which were outperformers for us during the six months.

Two of the biggest contributors to the portfolio’s absolute results were biotechnology holdings OSI Pharmaceuticals and Genentech. OSI, which focuses on oncology products, topped our list of outperformers, as successful phase-three (final) trials for a new cancer drug boosted investor enthusiasm for the company. Biotech concern Genentech advanced following news that the Food and Drug Administration approved its cancer treatment Avastin. Other standouts were Internet search engine Yahoo!, which remains one of the leading portals for online advertising; global air courier FedEx, which is benefiting from improving margins in its express business; and Lexmark International, a leading manufacturer of computer printers.

Finnish handset maker Nokia detracted from absolute performance when the stock declined as a result of new product introductions from competitors and waning market share. Another disappointment during the period was Intuit, a provider of small-business tax-preparation and personal-finance software products and services. A general weakening in the overall semiconductor business pressured chipmaker Applied Materials, which also subtracted from our results.

Although the economy’s rate of expansion appears to have cooled, we remain confident in our fundamental approach to investing. We believe the market will reward strong, steady earnings growth, as opposed to broadly building up multiples, so we’re comfortable with our mix of well-established companies, which, in our opinion, are poised to grow profits in a recovering economy.

Marc Pinto

Portfolio Manager, Janus Capital Management LLC, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please see scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information concerning the portfolio holdings of the portfolio as of month-end is available upon request on the 16th of the following month.

Risk Considerations

This portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty). Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

237

Investment Portfolio June 30, 2004 (Unaudited)

SVS Janus Growth Opportunities Portfolio

	Shares	Value ($)
Common Stocks 93.6%
Consumer Discretionary 15.0%
Hotels Restaurants & Leisure 3.6%
Hilton Hotels Corp.	149,230	2,784,632
McDonald’s Corp.	63,330	1,646,580
Royal Caribbean Cruises Ltd.	15,630	678,498

		5,109,710

Media 5.0%
Cablevision Systems New York Group “A”*	18,702	367,495
Gemstar-TV Guide International, Inc.*	160,495	770,376
Liberty Media Corp. “A”*	173,003	1,555,297
Time Warner, Inc.*	179,695	3,159,038
Viacom, Inc. “B”	36,085	1,288,956

		7,141,162

Multiline Retail 1.6%
Target Corp.	54,375	2,309,306
Specialty Retail 3.4%
Home Depot, Inc.	57,595	2,027,344
Staples, Inc.	98,035	2,873,406

		4,900,750

Textiles, Apparel & Luxury Goods 1.4%
NIKE, Inc. “B”	26,080	1,975,560
Consumer Staples 1.2%
Food & Drug Retailing
Costco Wholesale Corp.	42,245	1,735,002
Energy 3.0%
Energy Equipment & Services 1.1%
Halliburton Co.	53,125	1,607,562
Oil & Gas 1.9%
ExxonMobil Corp.	61,955	2,751,422
Financials 10.1%
Capital Markets 2.2%
Morgan Stanley	59,440	3,136,649
Consumer Finance 4.6%
American Express Co.	78,055	4,010,466
SLM Corp.	66,460	2,688,307

		6,698,773

Diversified Financial Services 2.1%
Citigroup, Inc.	34,173	1,589,044
Fannie Mae	19,000	1,355,840

		2,944,884

Insurance 1.2%
Allstate Corp.	36,530	1,700,472

238

	Shares	Value ($)
Health Care 18.2%
Biotechnology 7.2%
Amgen, Inc.*	78,150	4,264,646
Genentech, Inc.*	106,350	5,976,870

		10,241,516

Health Care Equipment & Supplies 3.3%
Biomet, Inc.	30,470	1,354,087
Medtronic, Inc.	69,505	3,386,283

		4,740,370

Health Care Providers & Services 3.7%
Caremark Rx, Inc.*	61,140	2,013,951
UnitedHealth Group, Inc.	52,095	3,242,914

		5,256,865

Pharmaceuticals 4.0%
Eli Lilly & Co.	20,625	1,441,894
Pfizer, Inc.	127,682	4,376,939

		5,818,833

Industrials 12.9%
Aerospace & Defense 2.1%
United Technologies Corp.	32,900	3,009,692
Air Freight & Logistics 3.7%
FedEx Corp.	65,065	5,315,160
Electronic Equipment & Instruments 2.0%
Samsung Electronics Co., Ltd. (GDR), 144A (b)	13,955	2,871,241
Industrial Conglomerates 5.1%
General Electric Co.	107,745	3,490,938
Tyco International Ltd.	112,195	3,718,142

		7,209,080

Information Technology 31.8%
Communications Equipment 7.7%
Cisco Systems, Inc.*	218,770	5,184,849
Motorola, Inc.	216,260	3,946,745
Nokia Oyj (ADR)	124,495	1,810,158

		10,941,752

Computers & Peripherals 5.4%
Dell, Inc.*	83,355	2,985,776
Lexmark International, Inc.*	48,370	4,669,156

		7,654,932

Electronic Equipment & Instruments 1.2%
Flextronics International Ltd.*	105,580	1,684,001
Internet Software & Services 3.1%
Yahoo!, Inc.*	121,110	4,399,926
Semiconductors & Semiconductor Equipment 4.6%
Applied Materials, Inc.*	181,695	3,564,856
Texas Instruments, Inc.	127,085	3,072,915

		6,637,771

239

	Shares	Value ($)
Software 9.8%
Electronic Arts, Inc.*	69,990	3,817,955
Intuit, Inc.*	35,105	1,354,351
Microsoft Corp.	309,100	8,827,896

		14,000,202

Materials 1.4%
Metals & Mining
Rio Tinto PLC (ADR) (b)	21,085	2,067,384

Total Common Stocks (Cost $118,044,848)		133,859,977

	Shares	Value ($)
Securities Lending Collateral 2.4%
Daily Assets Fund Institutional, 1.15% (d) (e) (Cost $3,465,300)	3,465,300	3,465,300
Cash Equivalents 4.0%
Scudder Cash Management QP Trust 1.20% (c) (Cost $5,656,210)	5,656,210	5,656,210

Total Investment Portfolio - 100.0% (Cost $127,166,358) (a)		142,981,487

Notes to SVS Janus Growth Opportunities Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $127,767,575. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $15,213,912. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $20,385,619 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,171,707.

(b)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2004 amounted to $3,394,732, which is 2.4% of net assets.

(c)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

240

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $118,044,848)	$133,859,977
Investments in Daily Assets Fund Institutional (cost $3,465,300)*	3,465,300
Investments in Scudder Cash Management QP Trust (cost $5,656,210)	5,656,210

Total investments in securities, at value (cost $127,166,358)	142,981,487

Dividends receivable	64,928
Interest receivable	6,838
Receivable for Portfolio shares sold	43,123

Total assets	143,096,376

Liabilities
Accrued management fee	106,050
Payable for Portfolio shares redeemed	113,544
Payable for investments purchased	402,637
Payable upon return of securities loaned	3,465,300
Other accrued expenses and payables	75,586

Total liabilities	4,163,117

Net assets, at value	$138,933,259

Net Assets
Net assets consist of:
Accumulated net investment loss	(138,367)
Net unrealized appreciation (depreciation) on investments	15,815,129
Accumulated net realized gain (loss)	(93,906,047)
Paid-in capital	217,162,544

Net assets, at value	$138,933,259

Class A
Net Asset Value, offering and redemption price per share ($131,866,854 / 18,272,796 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.22
Class B
Net Asset Value, offering and redemption price per share ($7,066,405 / 986,397 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.16

*	Represents collateral on securities loaned.

241

Statement of Operations for the six months ended June 30, 2004 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $16,444)	$539,120
Interest - Scudder Cash Management QP Trust	29,946
Securities lending income	13,239

Total Income	582,305

Expenses:
Management fee	652,708
Custodian and accounting fees	19,596
Distribution service fees (Class B)	7,805
Record keeping fees (Class B)	4,466
Auditing	30,174
Trustees’ fees and expenses	4,441
Registration fees	1,403
Total expenses, before expense reductions	720,593
Expense reduction	(543)

Total expenses, after expense reduction	720,050

Net investment income (loss)	(137,745)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	2,566,096
Net unrealized appreciation (depreciation) during the period on investments	3,430,456

Net gain (loss) on investment transactions	5,996,552

Net increase (decrease) in net assets resulting from operations	$5,858,807

The accompanying notes are an integral part of the financial statements.

242

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(137,745)	$(226,725)
Net realized gain (loss) on investment transactions	2,566,096	(16,015,858)
Net unrealized appreciation (depreciation) on investment transactions during the period	3,430,456	46,344,783

Net increase (decrease) in net assets resulting from operations	5,858,807	30,102,200

Portfolio share transactions:
Class A
Proceeds from shares sold	1,706,510	7,945,670
Cost of shares redeemed	(7,434,212)	(22,894,437)

Net increase (decrease) in net assets from Class A share transactions	(5,727,702)	(14,948,767)

Class B
Proceeds from shares sold	1,421,549	5,021,617
Cost of shares redeemed	(207,250)	(370,373)

Net increase (decrease) in net assets from Class B share transactions	1,214,299	4,651,244

Increase (decrease) in net assets	1,345,404	19,804,677
Net assets at beginning of period	137,587,855	117,783,178

Net assets at end of period (including accumulated net investment loss of $138,367 and $622, respectively)	$138,933,259	$137,587,855

Other Information
Class A
Shares outstanding at beginning of period	19,085,611	21,572,540
Shares sold	240,074	1,334,121
Shares redeemed	(1,052,889)	(3,821,050)
Net increase (decrease) in Portfolio shares	(812,815)	(2,486,929)

Shares outstanding at end of period	18,272,796	19,085,611

Class B
Shares outstanding at beginning of period	812,791	31,870
Shares sold	203,120	838,111
Shares redeemed	(29,514)	(57,190)
Net increase (decrease) in Portfolio shares	173,606	780,921

Shares outstanding at end of period	986,397	812,791

The accompanying notes are an integral part of the financial statements.

243

Financial Highlights

Class A

Years Ended December 31,	2004[a]		2003	2002	2001	2000[b]	1999[b,c]
Selected Per Share Data
Net asset value, beginning of period	$6.92		$5.45	$7.86	$10.31	$11.64	$10.00
Income (loss) from investment operations:
Net investment income (loss)[d]	(.01)		(.01)	(.01)	(.03)	(.02)	—	***
Net realized and unrealized gain (loss) on investment transactions	.31		1.48	(2.40)	(2.42)	(1.31)	1.64

Total from investment operations	.30		1.47	(2.41)	(2.45)	(1.33)	1.64

Net asset value, end of period	$7.22		$6.92	$5.45	$7.86	$10.31	$11.64

Total Return (%)	4.34	**	26.97	(30.53)	(23.76)	(11.42)[e]	16.43	[e]**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	132		132	118	164	139	17
Ratio of expenses before expense reductions (%)	1.05	*	1.07	1.01	1.11	1.06	2.60	*
Ratio of expenses after expense reductions (%)	1.05	*	1.07	1.01	1.10	1.01	1.10	*
Ratio of net investment income (loss) (%)	(.18	)*	(.17)	(.10)	(.31)	(.20)	(.34	)*
Portfolio turnover rate (%)	66	*	50	48	34	14	1	*

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[c]	For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

[d]	Based on average shares outstanding during the period.

[e]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005

Class B

Years Ended December 31,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$6.88		$5.44	$5.87
Income (loss) from investment operations:
Net investment income (loss)[c]	(.02)		(.04)	(.01)
Net realized and unrealized gain (loss) on investment transactions	.30		1.48	(.42)

Total from investment operations	.28		1.44	(.43)

Net asset value, end of period	$7.16		$6.88	$5.44

Total Return (%)	4.07	**	26.47	(7.33	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7		6	.2
Ratio of expenses (%)	1.44	*	1.46	1.29	*
Ratio of net investment income (loss) (%)	(.57	)*	(.56)	(.49	)*
Portfolio turnover rate (%)	66	*	50	48

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

244

Management Summary June 30, 2004

SVS MFS Strategic Value Portfolio

The turnaround in global stock markets that began in 2003 continued into the first quarter of 2004. The release of increasingly positive economic, corporate earnings and corporate capital spending numbers helped drive global equity markets.

In the second quarter, many measures of the global economy - including employment, consumer spending, corporate capital expenditures and earnings - continued to improve. However, stock prices, which made only modest gains in the second quarter, generally did not reflect these improvements.

We believe that several factors held back equity markets. One was the expectation that we were entering a period of increased interest rates, particularly in the United States. The US Federal Reserve Board fulfilled these expectations with a rate increase of 0.25% on the last day of the period. Investors may also have felt that corporations would have difficulty showing strong year-over-year gains in the latter half of 2004, after earnings growth had improved so dramatically in the second half of 2003.

Investor concerns about geopolitical instability seemed to hold back stock prices as well. Political instability in the Middle East, which could constrict oil supplies and bring additional oil price hikes, made investors uneasy. In addition, worries that the Chinese economic engine would sputter acted as a drag on the global economy.

For the semiannual period ended June 30, 2004, SVS MFS Strategic Value Portfolio returned 6.04% (Class A shares, unadjusted for contract charges), outperforming its benchmark, the Russell 1000 Value Index, which returned 3.94%.

For the semiannual period, stock selection in the utilities and communications, technology and financial services sectors had the largest positive impact on the portfolio. Our overweighted positions in the portfolio’s top-performing individual stocks, US mobile phone service provider AT&T Wireless Services (not held as of June 30, 2004) and energy supplier TXU Corp., helped drive the portfolio’s performance in the utilities and communications sector. Stock picking in the technology area proved to be another source of relative strength. Our positions in telecom-equipment maker Nortel Networks and software provider Microsoft Corp. boosted portfolio results. In financial services, our overweight position in property and casualty insurer Hartford Financial Services Group added to performance.

Our positioning in the leisure and retailing sectors proved to be the principal detractor from relative performance. In the leisure sector, our positions in media conglomerate Viacom and US cable television operator Comcast held back performance. Among retailing stocks, our overweight position in grocery chain Kroger detracted from relative returns.

Kenneth J. Enright

Portfolio Manager

Massachusetts Financial Services Company, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please see scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information concerning the portfolio holdings of the portfolio as of month-end is available upon request on the 16th of the following month.

Returns during part or all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The portfolio has stock market and equity risks, which means stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

245

Investment Portfolio June 30, 2004 (Unaudited)

SVS MFS Strategic Value Portfolio

	Shares	Value ($)
Common Stocks 93.2%
Consumer Discretionary 11.8%
Auto Components 1.0%
Magna International, Inc. “A”	4,210	358,566
Household Durables 2.2%
Newell Rubbermaid, Inc.	33,430	785,605
Leisure Equipment & Products 0.4%
Mattel, Inc.	7,000	127,750
Media 7.0%
Comcast Corp. “A”*	27,970	772,252
Viacom, Inc. “B”	28,035	1,001,410
Walt Disney Co.	28,590	728,759

		2,502,421

Specialty Retail 1.2%
Home Depot, Inc.	11,920	419,584
Consumer Staples 3.5%
Food & Drug Retailing 1.6%
Kroger Co.*	9,520	173,264
Rite Aid Corp.*	73,530	383,827

		557,091

Food Products 1.9%
General Mills, Inc.	14,100	670,173
Energy 11.6%
Energy Equipment & Services 9.4%
BJ Services Co.*	11,120	509,741
Cooper Cameron Corp.*	11,630	566,381
GlobalSantaFe Corp.	37,270	987,655
Noble Corp.*	22,510	852,904
Schlumberger Ltd.	6,750	428,692

		3,345,373

Oil & Gas 2.2%
Devon Energy Corp.	8,770	578,820
Newfield Exploration Co.*	3,650	203,451

		782,271

Financials 16.7%
Banks 3.7%
Bank of America Corp.	9,614	813,536
PNC Financial Services Group	9,510	504,791

		1,318,327

Capital Markets 3.6%
Mellon Financial Corp.	24,830	728,264
Merrill Lynch & Co., Inc.	10,240	552,755

		1,281,019

Consumer Finance 0.4%
MBNA Corp.	5,700	147,003
Diversified Financial Services 4.2%
Citigroup, Inc.	15,100	702,150
Freddie Mac	12,680	802,644

		1,504,794

246

	Shares	Value ($)
Insurance 4.8%
Allstate Corp.	16,200	754,110
Conseco, Inc.*	22,900	455,710
Hartford Financial Services Group, Inc.	7,290	501,115

		1,710,935

Health Care 12.7%
Health Care Providers & Services 2.8%
Apria Healthcare Group, Inc.*	6,410	183,967
Lincare Holdings, Inc.*	6,470	212,604
Tenet Healthcare Corp.*	45,310	607,607

		1,004,178

Pharmaceuticals 9.9%
Abbott Laboratories	8,000	326,080
Johnson & Johnson	21,900	1,219,830
Merck & Co., Inc.	20,590	978,025
Wyeth	27,560	996,570

		3,520,505

Industrials 6.8%
Aerospace & Defense 2.7%
Lockheed Martin Corp.	18,320	954,106
Airlines 0.6%
Southwest Airlines Co.	13,000	218,010
Industrial Conglomerates 3.5%
General Electric Co.	17,340	561,816
Tyco International Ltd.	20,910	692,957

		1,254,773

Information Technology 10.0%
Communications Equipment 4.4%
Nokia Oyj (ADR)	53,400	776,436
Nortel Networks Corp.*	158,110	788,969

		1,565,405

Software 5.6%
Computer Associates International, Inc.	12,200	342,332
Microsoft Corp.	48,120	1,374,307
Network Associates, Inc.*	15,490	280,834

		1,997,473

Materials 7.6%
Chemicals 2.1%
E.I. du Pont de Nemours & Co.	9,180	407,775
Lyondell Chemical Co.	19,530	339,627

		747,402

Containers & Packaging 3.0%
Owens-Illinois, Inc.*	46,430	778,167
Smurfit-Stone Container Corp.*	13,990	279,100

		1,057,267

Metals & Mining 1.7%
Companhia Vale do Rio Doce (ADR)	13,000	618,150

247

	Shares	Value ($)
Paper & Forest Products 0.8%
Bowater, Inc.	7,150	297,369
Telecommunication Services 9.4%
Diversified Telecommunication Services 8.0%
Sprint Corp. (FON Group)	82,770	1,456,752
Verizon Communications, Inc.	38,600	1,396,934

		2,853,686

Wireless Telecommunication Services 1.4%
Vodafone Group PLC (ADR)	22,750	502,775
Utilities 3.1%
Electric Utilities 1.3%
TXU Corp.	11,790	477,613

	Shares	Value ($)
Multi-Utilities & Unregulated Power 1.8%
Calpine Corp.* (d)	150,200	648,863

Total Common Stocks (Cost $30,707,905)		33,228,487

Securities Lending Collateral 1.7%
Daily Assets Fund Institutional, 1.15% (c) (e) (Cost $586,150)	586,150	586,150
Cash Equivalents 5.1%
Scudder Cash Management QP Trust, 1.20% (b) (Cost $1,827,284)	1,827,284	1,827,284

Total Investment Portfolio - 100.0% (Cost $33,121,339) (a)		35,641,921

Notes to SVS MFS Strategic Value Portfolio

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $33,208,325. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $2,433,596. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,695,143 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $261,547.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	All or a portion of these securities were on loan (see Notes to Financials Statements). The value of all securities loaned at June 30, 2004 amounted to $552,832, which is 1.6% of total net assets.

(e)	Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

248

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $30,707,905)	$33,228,487
Investment in Daily Assets Fund Institutional (cost $586,150)*	586,150
Investment in Scudder Cash Management QP Trust (cost $1,827,284)	1,827,284

Total investments in securities, at value (cost $33,121,339)	35,641,921

Cash	10,000
Receivable for investments sold	3,285
Dividends receivable	26,759
Interest receivable	2,008
Receivable for Portfolio shares sold	34,026
Other assets	369

Total assets	35,718,368

Liabilities
Payable for investments purchased	1,091,426
Payable upon return of securities loaned	586,150
Other accrued expenses and payables	41,744

Total liabilities	1,719,320

Net assets, at value	$33,999,048

Net Assets
Net assets consist of:
Undistributed net investment income	6,654
Net unrealized appreciation (depreciation) on investments	2,520,582
Accumulated net realized gain (loss)	952,282
Paid-in capital	30,519,530

Net assets, at value	$33,999,048

Class A
Net Asset Value, offering and redemption price per share ($8,384,980 / 776,551 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.80
Class B
Net Asset Value, offering and redemption price per share ($25,614,068 / 2,372,747 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.80

*	Represents collateral on securities loaned.

249

Statement of Operations for the six months ended June 30, 2004 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $624)	$184,722
Interest - Scudder Cash Management QP Trust	6,379
Securities lending income	1,002

Total Income	192,103

Expenses:
Management fee	119,235
Custodian and accounting fees	23,915
Distribution service fees (Class B)	21,969
Record keeping fees (Class B)	12,017
Auditing	16,905
Legal	6,985
Trustees’ fees and expenses	412
Other	157
Total expenses, before expense reductions	201,595
Expense reductions	(21,182)

Total expenses, after expense reductions	180,413

Net investment income (loss)	11,690

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	1,150,289
Net unrealized appreciation (depreciation) during the period on investments	342,716

Net gain (loss) on investment transactions	1,493,005

Net increase (decrease) in net assets resulting from operations	$1,504,695

The accompanying notes are an integral part of the financial statements.

250

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,690	$49,544
Net realized gain (loss)	1,150,289	173,186
Net unrealized appreciation (depreciation) on investment transactions during the period	342,716	2,553,196

Net increase (decrease) in net assets resulting from operations	1,504,695	2,775,926

Distributions to shareholders from:
Net investment income
Class A	(35,768)	(20,827)
Class B	(15,246)	(4,093)
Net realized gains:
Class A	(4,650)	—
Class B	(10,656)	—
Portfolio share transactions:
Class A
Proceeds from shares sold	1,706,261	1,854,390
Reinvestment of distributions	40,418	20,827
Cost of shares redeemed	(807,103)	(694,321)

Net increase (decrease) in net assets from Class A share transactions	939,576	1,180,896

Class B
Proceeds from shares sold	12,133,622	10,810,720
Reinvestment of distributions	25,902	4,093
Cost of shares redeemed	(216,926)	(26,887)

Net increase (decrease) in net assets from Class B share transactions	11,942,598	10,787,926

Increase (decrease) in net assets	14,320,549	14,719,828
Net assets at beginning of period	19,678,499	4,958,671

Net assets at end of period (including undistributed net investment income of $6,654 and $45,978, respectively)	$33,999,048	$19,678,499

Other Information
Class A
Shares outstanding at beginning of period	688,664	568,433
Shares sold	160,639	201,550
Shares issued to shareholders in reinvestment of distributions	3,864	2,726
Shares redeemed	(76,616)	(84,045)
Net increase in Portfolio shares	87,887	120,231

Shares outstanding at end of period	776,551	688,664

Class B
Shares outstanding at beginning of period	1,236,034	42,038
Shares sold	1,154,665	1,196,368
Shares issued to shareholders in reinvestment of distributions	2,474	536
Shares redeemed	(20,426)	(2,908)
Net increase in Portfolio shares	1,136,713	1,193,996

Shares outstanding at end of period	2,372,747	1,236,034

The accompanying notes are an integral part of the financial statements.

251

Financial Highlights

Class A

Year Ended December 31,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$10.24		$8.12	$10.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.02		.06	.05
Net realized and unrealized gain (loss) on investment transactions	.60		2.10	(1.93)

Total from investment operations	.62		2.16	(1.88)

Less distributions from:
Net investment income	(.05)		(.04)	—
Net realized gains	(.01)		—	—

Total distributions	(.06)		(.04)	—

Net asset value, end of period	$10.80		$10.24	$8.12

Total Return (%)[d]	6.04	**	26.74	(18.80	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8		7	5
Ratio of expenses before expense reductions (%)	1.34	*	1.93	2.71	*
Ratio of expenses after expense reductions (%)	1.15	*	1.15	1.15	*
Ratio of net investment income (loss) (%)	.38	*	.67	.82	*
Portfolio turnover rate (%)	71	*	40	7

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period from May 1, 2002 (commencement of operations) to December 31, 2002.

[c]	Based on average shares outstanding during the period.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Class B

Year Ended December 31,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$10.22		$8.11	$8.93
Income (loss) from investment operations:
Net investment income (loss)[c]	(-)[d]		.02	.04
Net realized and unrealized gain (loss) on investment transactions	.60		2.11	(.86)

Total from investment operations	.60		2.13	(.82)

Less distributions from:
Net investment income	(.01)		(.02)	—
Net realized gains	(.01)		—	—

Total distributions	(.02)		(.02)	—

Net asset value, end of period	$10.80		$10.22	$8.11

Total Return (%)[e]	5.83	**	26.35	(9.18	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26		13	.3
Ratio of expenses before expense reductions (%)	1.71	*	2.32	2.96	*
Ratio of expenses after expense reductions (%)	1.55	*	1.54	1.40	*
Ratio of net investment income (loss) (%)	(.02	)*	.28	.87	*
Portfolio turnover rate (%)	71	*	40	7

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c]	Based on average shares outstanding during the period.

[d]	Amount is less than $0.005 per share.

[e]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

252

Management Summary June 30, 2004

SVS Oak Strategic Equity Portfolio

The portfolio returned -0.58% (Class A shares, unadjusted for contract charges) for the semiannual period ended June 30, 2004. The portfolio’s benchmark, the Russell 1000 Growth Index, had a gain of 2.74% over the past six months.

Within the portfolio, financials were the sector hardest hit during the latter three months of the period, with market-related names coming under the greatest pressure due to concern over increased interest rates and inflation. To the extent that higher rates reflect a stronger economy, we believe our financial holdings should benefit from improved credit quality and product demand. We also believe the current uptick in inflation is temporary.

Within the broader market, technology holdings were up slightly. However, the portfolio’s technology exposure did not outperform due to certain subsectors. In general our significant exposure in semiconductors created a drag on the portfolio, while certain areas such as analog companies performed better. The semiconductor industry, which is rather cyclical, suffered from a debate over whether this most recent cycle is ending. An accumulation of inventory at certain vendors provided ammunition for the naysayers. And while the growth rates may decelerate some, the short-term cyclicality and inventory concerns do not alter the long-term productivity benefits that technology produces. The portfolio’s software holdings did outperform the market, providing a slight boost to performance, but weren’t able to offset the negative results that cropped up in other subsectors.

From a year-to-date perspective, our health care exposure posted modest gains in line with the market.

James D. Oelschlager

Portfolio Manager

Oak Associates, Ltd., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please see scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information concerning the portfolio holdings of the portfolio as of month-end is available upon request on the 16th of the following month.

Risk Considerations

The portfolio may concentrate investments in specific sectors, which creates special risk considerations. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

253

Investment Portfolio June 30, 2004 (Unaudited)

SVS Oak Strategic Equity Portfolio

	Shares	Value ($)
Common Stocks 92.5%
Consumer Discretionary 5.6%
Internet & Catalog Retail
eBay, Inc.*	60,500	5,562,975
Financials 13.5%
Capital Markets 6.3%
Charles Schwab Corp.	381,400	3,665,254
Morgan Stanley	49,900	2,633,223

		6,298,477

Consumer Finance 3.8%
MBNA Corp.	147,300	3,798,867
Diversified Financial Services 3.4%
Citigroup, Inc.	74,000	3,441,000
Health Care 16.4%
Health Care Equipment & Supplies 4.4%
Medtronic, Inc.	89,600	4,365,312
Health Care Providers & Services 7.8%
Cardinal Health, Inc.	65,000	4,553,250
Express Scripts, Inc. “A”*	41,500	3,288,045

		7,841,295

Pharmaceuticals 4.2%
Pfizer, Inc.	123,100	4,219,868
Information Technology 57.0%
Communications Equipment 8.8%
Cisco Systems, Inc.*	174,600	4,138,020
Juniper Networks, Inc.* (e)	189,700	4,660,929

		8,798,949

254

	Shares	Value ($)
Computers & Peripherals 7.3%
Dell, Inc.*	111,600	3,997,512
EMC Corp.*	292,600	3,335,640

		7,333,152

IT Consulting & Services 7.6%
Cognizant Technology Solutions Corp.* (e)	185,600	4,716,096
Paychex, Inc.	83,500	2,828,980

		7,545,076

Semiconductors & Semiconductor Equipment 24.5%
Applied Materials, Inc.*	206,700	4,055,454
Intel Corp.	108,000	2,980,800
Intersil Corp. “A”	224,000	4,851,840
Linear Technology Corp.	78,700	3,106,289
Maxim Integrated Products, Inc.	81,650	4,280,093
PMC-Sierra, Inc.*	82,700	1,186,745
Xilinx, Inc.	120,000	3,997,200

		24,458,421

Software 8.8%
Microsoft Corp.	157,300	4,492,488
VERITAS Software Corp.*	155,800	4,315,660

		8,808,148

Total Common Stocks (Cost $82,115,799)		92,471,540

Securities Lending Collateral 4.2%
Daily Assets Fund Institutional, 1.15% (c) (d) (cost $4,181,570)	4,181,570	4,181,570
Cash Equivalents 3.3%
Scudder Cash Management QP Trust, 1.20% (b) (Cost $3,327,535)	3,327,535	3,327,535

Total Investment Portfolio - 100.0% (Cost $89,624,904) (a)		99,980,645

Notes to SVS Oak Strategic Equity Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $89,628,662. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $10,351,983. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $12,352,337 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,000,354.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents collateral held in connection with securities lending.

(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2004 amounted to $4,138,940, which is 4.32% of net assets.

The accompanying notes are an integral part of the financial statements.

255

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $82,115,799)	$92,471,540
Investment in Daily Assets Fund Institutional (cost $4,181,570)*	4,181,570
Investment in Scudder Cash Management QP Trust (cost $3,327,535)	3,327,535

Total investments in securities, at value (cost $89,624,904)	99,980,645

Dividends receivable	27,130
Interest receivable	3,413
Receivable for Portfolio shares sold	79,920
Other assets	1,868

Total assets	100,092,976

Liabilities
Payable for Portfolio shares redeemed	31,089
Payable upon return of securities loaned	4,181,570
Accrued management fee	76,657
Other accrued expenses and payables	62,948

Total liabilities	4,352,264

Net assets, at value	$95,740,712

Net Assets
Net assets consist of:
Accumulated net investment loss	(238,517)
Net unrealized appreciation (depreciation) on investments	10,355,741
Accumulated net realized gain (loss)	(10,081,049)
Paid-in capital	95,704,537

Net assets, at value	$95,740,712

Class A
Net Asset Value, offering and redemption price per share ($76,150,597 / 11,165,292 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.82
Class B
Net Asset Value, offering and redemption price per share ($19,590,115 / 2,891,396 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.78

*	Represents collateral on securities loaned.

256

Statement of Operations for the six months ended June 30, 2004 (Unaudited)

Investment Income
Income:
Dividends	$260,962
Interest - Scudder Cash Management QP Trust	19,470
Securities lending income	3,465

Total Income	283,897

Expenses:
Management fee	438,048
Custodian and accounting fees	24,252
Distribution service fees (Class B)	18,085
Record keeping fees (Class B)	9,888
Auditing	21,496
Legal	4,715
Trustees’ fees and expenses	679
Reports to shareholders	3,651
Other	1,689

Total expenses, before expense reductions	522,503

Expense reductions	(344)

Total expenses, after expense reductions	522,159

Net investment income (loss)	(238,262)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	423,443
Net unrealized appreciation (depreciation) during the period on investments	(1,108,575)

Net gain (loss) on investment transactions	(685,132)

Net increase (decrease) in net assets resulting from operations	$(923,394)

The accompanying notes are an integral part of the financial statements.

257

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(238,262)	$(303,416)
Net realized gain (loss) on investment transactions	423,443	(4,050,440)
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,108,575)	27,866,046

Net increase (decrease) in net assets resulting from operations	(923,394)	23,512,190

Portfolio share transactions:
Class A
Proceeds from shares sold	9,823,718	23,109,017
Cost of shares redeemed	(8,623,130)	(9,960,954)

Net increase (decrease) in net assets from Class A share transactions	1,200,588	13,148,063

Class B
Proceeds from shares sold	9,360,876	8,766,882
Cost of shares redeemed	(131,112)	(230,435)

Net increase (decrease) in net assets from Class B share transactions	9,229,764	8,536,447

Increase (decrease) in net assets	9,506,958	45,196,700
Net assets at beginning of period	86,233,754	41,037,054

Net assets at end of period (including accumulated net investment loss of $238,517 and $255, respectively)	$95,740,712	$86,233,754

Other Information
Class A
Shares outstanding at beginning of period	11,043,224	8,877,415
Shares sold	1,401,150	3,930,253
Shares redeemed	(1,279,082)	(1,764,444)
Net increase (decrease) in Portfolio shares	122,068	2,165,809

Shares outstanding at end of period	11,165,292	11,043,224

Class B
Shares outstanding at beginning of period	1,533,571	77,050
Shares sold	1,377,387	1,494,172
Shares redeemed	(19,562)	(37,651)
Net increase (decrease) in Portfolio shares	1,357,825	1,456,521

Shares outstanding at end of period	2,891,396	1,533,571

The accompanying notes are an integral part of the financial statements.

258

Financial Highlights

Class A

Years Ended December 31,	2004[a]		2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$6.86		$4.58	$7.60	$10.00
Income (loss) from investment operations:
Net investment income (loss)[c]	(.02)		(.03)	(.02)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.02)		2.31	(3.00)	(2.38)

Total from investment operations	(.04)		2.28	(3.02)	(2.40)

Net asset value, end of period	$6.82		$6.86	$4.58	$7.60

Total Return (%)	(.58	)**	49.78	(39.74)	(24.00	)[d]**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	76		76	41	44
Ratio of expenses before expense reductions (%)	1.07	*	1.13	.96	1.44	*
Ratio of expenses after expense reductions (%)	1.07	*	1.13	.96	1.15	*
Ratio of net investment income (loss) (%)	(.46	)*	(.48)	(.30)	(.43	)*
Portfolio turnover rate (%)	10	*	6	16	3	*

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

[c]	Based on average shares outstanding during the period.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$6.83		$4.58	$5.04
Income (loss) from investment operations:
Net investment income (loss)[c]	(.03)		(.06)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.02)		2.31	(.44)

Total from investment operations	(.05)		2.25	(.46)

Net asset value, end of period	$6.78		$6.83	$4.58

Total Return (%)	(.73	)**	49.13	(9.13	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20		10	.4
Ratio of expenses (%)	1.46	*	1.52	1.21	*
Ratio of net investment income (loss) (%)	(.85	)*	(.87)	(.68	)*
Portfolio turnover rate (%)	10	*	6	16

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

259

Management Summary June 30, 2004

SVS Turner Mid Cap Growth Portfolio

For the first half of 2004, SVS Turner Mid Cap Growth Portfolio returned 2.70% (Class A shares, unadjusted for contract charges), versus 5.94% for the Russell Midcap Growth Index.

The portfolio benefited from a modestly increased stock market, which was caught in a tug-of-war between the bulls and bears throughout the quarter. Bullish pundits pointed to an improving economy, stronger-than-expected corporate earnings, increased capital spending, strong demand for commodities and industrial products worldwide, and the historically positive catalyst of a presidential election year as reasons for the stock market to rise. Bearish observers made the case that oil prices of about $40 a barrel, higher interest rates, above-average valuations, the specter of new terrorist attacks and continued turmoil in Iraq boded ill for the stock market.

The majority of positive performance for the time period can be attributed to holdings in the technology sector. Although as a whole the health care sector detracted from performance, holdings in medical and dental instruments and supplies, as well as biotechnology added to performance. The sectors that had a negative impact on performance were consumer discretionary, producer durables, and materials and processing. The stocks that detracted the most from performance were in the production technology equipment, electronics, and radio and TV broadcasters industries.

Christopher K. McHugh

William C. McVail

Robert E. Turner

Co-Managers

Turner Investment Partners, Inc., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please see scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information concerning the portfolio holdings of the portfolio as of month-end is available upon request on the 16th of the following month.

Returns during part or all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Stocks of medium-sized companies involve greater risks than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell Midcap Growth Index is an unmanaged, capitalization-weighted index of medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Portfolio management market commentary is as of June 30, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

260

Investment Portfolio June 30, 2004 (Unaudited)

SVS Turner Mid Cap Growth Portfolio

	Shares	Value ($)
Common Stocks 82.9%
Consumer Discretionary 12.1%
Auto Components 0.4%
Autoliv, Inc.	15,190	641,018
Hotels Restaurants & Leisure 4.0%
Marriott International, Inc. “A”	42,720	2,130,874
Ruby Tuesday, Inc.	22,430	615,703
Starwood Hotels & Resorts Worldwide, Inc.	33,340	1,495,299
Station Casinos, Inc.	27,830	1,346,972
Wynn Resorts Ltd.* (e)	18,140	700,748

		6,289,596

Leisure Equipment & Products 1.3%
Brunswick Corp.	22,930	935,544
Marvel Enterprises, Inc.* (e)	54,424	1,062,357

		1,997,901

Media 1.0%
Interpublic Group of Companies, Inc.*	43,070	591,351
Lamar Advertising Co.*	23,520	1,019,592

		1,610,943

Specialty Retail 4.3%
Boise Cascade Corp. (e)	24,080	906,371
Chico’s FAS, Inc.*	31,380	1,417,121
Foot Locker, Inc.	40,240	979,442
PETsMART, Inc.	35,150	1,140,617
Talbots, Inc.	15,500	606,825
The Pep Boys - Manny, Moe & Jack (e)	30,630	776,470
Williams-Sonoma, Inc.*	29,810	982,538

		6,809,384

Textiles, Apparel & Luxury Goods 1.1%
Coach, Inc.*	38,550	1,742,075
Consumer Staples 1.8%
Food & Drug Retailing 0.6%
Whole Foods Market, Inc.	10,280	981,226
Food Products 0.5%
McCormick & Co, Inc.	24,620	837,080
Household Products 0.7%
Clorox Co.	18,540	997,081
Energy 3.0%
Energy Equipment & Services 1.3%
National-Oilwell, Inc.*	27,010	850,545
Smith International, Inc.*	23,230	1,295,305

		2,145,850

Oil & Gas 1.7%
Ashland, Inc.	20,300	1,072,043
Kinder Morgan, Inc.	2,250	133,402
Western Gas Resources, Inc.	1,490	48,424
XTO Energy, Inc.	46,272	1,378,443

		2,632,312

261

	Shares	Value ($)
Financials 5.0%
Banks 0.6%
UCBH Holdings, Inc.	23,120	913,703
Capital Markets 2.5%
Investors Financial Services Corp. (e)	25,600	1,115,648
Legg Mason, Inc.	16,390	1,491,654
T. Rowe Price Group, Inc.	28,550	1,438,920

		4,046,222

Diversified Financial Services 1.4%
Affiliated Managers Group, Inc.* (e)	18,824	948,165
CapitalSource, Inc.* (e)	25,810	631,054
MGIC Investment Corp.	8,800	667,568

		2,246,787

Insurance 0.5%
Axis Capital Holdings Ltd.	27,400	767,200
Health Care 18.2%
Biotechnology 3.8%
Biogen Idec, Inc.*	21,870	1,383,277
Charles River Laboratories International, Inc.*	15,150	740,381
Gen-Probe, Inc.*	28,620	1,354,298
Invitrogen Corp.*	13,120	944,509
Neurocrine Biosciences, Inc.* (e)	16,390	849,822
OSI Pharmaceuticals, Inc.* (e)	9,580	674,815

		5,947,102

Health Care Equipment & Supplies 5.9%
Biomet, Inc.	31,000	1,377,640
C.R. Bard, Inc.	36,220	2,051,863
Fisher Scientific International, Inc.* (e)	33,300	1,923,075
INAMED Corp.*	21,230	1,334,305
Varian Medical Systems, Inc.*	15,550	1,233,893
Zimmer Holdings, Inc.*	15,920	1,404,144

		9,324,920

Health Care Providers & Services 5.6%
Anthem, Inc.*	11,920	1,067,555
Caremark Rx, Inc.*	59,490	1,959,601
Henry Schein, Inc.*	16,150	1,019,711
Laboratory Corp. of America Holdings*	15,900	631,230
Manor Care, Inc.	20,730	677,456
McKesson Corp.	38,530	1,322,735
Omnicare, Inc.	20,000	856,200
PacifiCare Health Systems, Inc.*	36,310	1,403,745

		8,938,233

Pharmaceuticals 2.9%
Elan Corp. (ADR)* (e)	34,480	853,035
Endo Pharmaceuticals Holdings, Inc.*	22,310	523,170
Eon Labs, Inc. (e)	16,840	689,261
ImClone Systems, Inc.	8,800	754,952
IVAX Corp.*	26,490	635,495
Sepracor, Inc. (e)	21,070	1,114,603

		4,570,516

262

	Shares	Value ($)
Industrials 10.0%
Air Freight & Couriers 0.7%
Expeditors International of Washington, Inc.	20,520	1,013,893
Airlines 0.8%
Southwest Airlines Co.	73,000	1,224,210
Building Products 0.8%
American Standard Companies, Inc.*	29,220	1,177,858
Commercial Services & Supplies 4.3%
Aramark Corp. “B”	33,840	973,238
ChoicePoint Inc.*	29,540	1,348,796
Education Management Corp.*	25,600	841,216
Manpower, Inc.	28,650	1,454,561
Monster Worldwide, Inc.*	50,130	1,289,344
Nu Skin Enterprises, Inc. “A” (e)	38,220	967,730

		6,874,885

Electrical Equipment 1.2%
FormFactor, Inc.*	34,060	764,647
Power-One, Inc.* (e)	57,050	626,409
Rockwell Automation, Inc.	15,150	568,277

		1,959,333

Machinery 1.6%
Eaton Corp.	12,300	796,302
Oshkosh Truck Corp.	11,840	678,550
Pentair, Inc.	33,520	1,127,613

		2,602,465

Marine 0.6%
Teekay Shipping Corp.	25,020	935,248
Information Technology 29.1%
Communications Equipment 4.3%
Avaya, Inc.*	62,110	980,717
Comverse Technologies, Inc.*	79,380	1,582,837
Corning, Inc.*	107,750	1,407,215
Juniper Networks, Inc.* (e)	65,160	1,600,981
Polycom, Inc.*	55,980	1,254,512

		6,826,262

Computers & Peripherals 2.0%
Lexmark International, Inc.*	21,920	2,115,938
Research In Motion, Ltd.*	16,000	1,095,040

		3,210,978

Electronic Equipment & Instruments 3.4%
CDW Corp.	30,540	1,947,231
Flextronics International Ltd.*	56,320	898,304
PerkinElmer, Inc.	12,610	252,704
Sanmina-SCI Corp.*	170,770	1,554,007
Tektronix, Inc.	21,410	728,368

		5,380,614

Internet Software & Services 3.7%
Akamai Technologies, Inc.* (e)	26,700	479,265
Ask Jeeves, Inc.* (e)	25,140	981,214

263

	Shares	Value ($)
Check Point Software Technologies Ltd.*	41,790	1,127,912
CNET Networks, Inc.* (e)	113,100	1,252,017
InfoSpace, Inc.* (e)	13,810	525,333
SINA Corp.* (e)	12,380	408,416
VeriSign, Inc.*	54,100	1,076,590

		5,850,747

IT Consulting & Services 4.3%
Alliance Data Systems Corp.*	33,210	1,403,123
Ceridian Corp.*	37,570	845,325
CheckFree Corp.*	31,200	936,000
Cognizant Technology Solutions Corp.*	26,680	677,939
Fiserv, Inc.*	41,090	1,597,990
Global Payments, Inc. (e)	14,790	665,846
MPS Group, Inc.*	47,620	577,154

		6,703,377

Office Electronics 0.9%
Zebra Technologies Corp. “A”*	16,270	1,415,490
Semiconductors & Semiconductor Equipment 7.1%
Altera Corp.*	60,780	1,350,532
Broadcom Corp. “A”*	36,320	1,698,686
Cymer, Inc.*	28,020	1,049,069
Integrated Device Technology, Inc.*	45,320	627,229
Lam Research Corp.*	65,910	1,766,388
Microchip Technology, Inc.	39,460	1,244,568
NVIDIA Corp.*	58,960	1,208,680
PMC-Sierra, Inc.*	64,770	929,449
Silicon Laboratories, Inc.* (e)	28,060	1,300,581

		11,175,182

Software 3.4%
Citrix Systems, Inc.*	89,410	1,820,387
Mercury Interactive Corp.*	21,030	1,047,925
Red Hat, Inc.* (e)	55,069	1,264,935
Siebel Systems, Inc.*	121,700	1,299,756

		5,433,003

Materials 2.4%
Chemicals 0.6%
Ecolab, Inc.	28,500	903,450
Containers & Packaging 0.4%
Ball Corp.	9,630	693,842
Metals & Mining 1.4%
Peabody Energy Corp.	14,640	819,693
Phelps Dodge Corp.	17,180	1,331,622

		2,151,315

Telecommunication Services 1.0%
Wireless Telecommunication Services
NII Holdings, Inc. “B”* (e)	14,780	497,938
Western Wireless Corp. “A”* (e)	39,420	1,139,632

		1,637,570

	Shares	Value ($)
Utilities 0.3%
Multi-Utilities & Unregulated Power
Reliant Resources, Inc.*	52,070	563,918

Total Common Stocks (Cost $109,742,540)		131,172,789

Securities Lending Collateral 13.1%
Daily Assets Fund Institutional 1.15% (c) (d) (Cost $20,690,700)	20,690,700	20,690,700

	Shares	Value ($)
Cash Equivalents 4.0%
Scudder Cash Management QP Trust, 1.20% (b) (Cost $6,416,518)	6,416,518	6,416,518

Total Investment Portfolio - 100.0% (Cost $136,849,758) (a)		158,280,007

Notes to SVS Turner Mid Cap Growth Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $136,849,758. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $21,430,249. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,431,288 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,001,039.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents collateral held in connection with securities lending.

(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2004 amounted to $20,261,592, which is 14.61% of net assets.

The accompanying notes are an integral part of the financial statements.

264

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $109,742,540)	$131,172,789
Investment in Daily Assets Fund Institutional (cost $20,690,700)*	20,690,700
Investment in Scudder Cash Management QP Trust (cost $6,416,518)	6,416,518

Total investments in securities, at value (cost $136,849,758)	158,280,007

Receivable for investments sold	4,607,066
Dividends receivable	27,925
Interest receivable	5,939
Receivable for Portfolio shares sold	154,664
Other assets	2,955

Total assets	163,078,556

Liabilities
Payable for investments purchased	3,385,701
Payable for Portfolio shares redeemed	94,091
Payable upon return of securities loaned	20,690,700
Accrued management fee	73,252
Other accrued expenses and payables	200,250

Total liabilities	24,443,994

Net assets, at value	$138,634,562

Net Assets
Net assets consist of:
Accumulated net investment loss	(686,173)
Net unrealized appreciation (depreciation) on investments	21,430,249
Accumulated net realized gain (loss)	(6,084,102)
Paid-in capital	123,974,588

Net assets, at value	$138,634,562

Class A
Net Asset Value, offering and redemption price per share ($117,838,829 / 12,922,323 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.12
Class B
Net Asset Value, offering and redemption price per share ($20,795,733 / 2,295,171 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.06

*	Represents collateral on securities loaned.

265

Statement of Operations for the six months ended June 30, 2004 (Unaudited)

Investment Income
Income:
Dividends	$160,718
Interest - Scudder Cash Management QP Trust	22,788
Securities lending income	12,798

Total Income	196,304

Expenses:
Management fee	654,241
Custodian and accounting fees	148,704
Distribution service fees (Class B)	20,930
Record keeping fees (Class B)	11,651
Auditing	54,755
Legal	9,385
Trustees’ fees and expenses	1,623
Reports to shareholders	19,050
Other	2,513

Total expenses, before expense reductions	922,852

Expense reductions	(40,656)

Total expenses, after expense reductions	882,196

Net investment income (loss)	(685,892)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	8,266,605
Net unrealized appreciation (depreciation) during the period on investments	(4,277,683)

Net gain (loss) on investment transactions	3,988,922

Net increase (decrease) in net assets resulting from operations	$3,303,030

The accompanying notes are an integral part of the financial statements.

266

Statement of Changes in Net Assets

	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(685,892)	$(800,151)
Net realized gain (loss) on investment transactions	8,266,605	10,584,885
Net unrealized appreciation (depreciation) on investment transactions during the period	(4,277,683)	23,791,384

Net increase (decrease) in net assets resulting from operations	3,303,030	33,576,118

Portfolio share transactions:
Class A
Proceeds from shares sold	11,165,933	23,691,008
Cost of shares redeemed	(5,857,289)	(6,045,865)

Net increase (decrease) in net assets from Class A share transactions	5,308,644	17,645,143

Class B
Proceeds from shares sold	7,579,058	11,019,067
Cost of shares redeemed	(464,758)	(720,077)

Net increase (decrease) in net assets from Class B share transactions	7,114,300	10,298,990

Increase (decrease) in net assets	15,725,974	61,520,251
Net assets at beginning of period	122,908,588	61,388,337

Net assets at end of period (including accumulated net investment loss of $686,173 and $281, respectively)	$138,634,562	$122,908,588

Other Information
Class A
Shares outstanding at beginning of period	12,352,137	10,171,623
Shares sold	1,229,623	3,071,391
Shares redeemed	(659,437)	(890,877)
Net increase (decrease) in Portfolio shares	570,186	2,180,514

Shares outstanding at end of period	12,922,323	12,352,137

Class B
Shares outstanding at beginning of period	1,499,883	96,707
Shares sold	846,103	1,496,481
Shares redeemed	(50,815)	(93,305)
Net increase (decrease) in Portfolio shares	795,288	1,403,176

Shares outstanding at end of period	2,295,171	1,499,883

The accompanying notes are an integral part of the financial statements.

267

Financial Highlights

Class A

Years Ended December 31,	2004[a]		2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$8.88		$5.98	$8.82	$10.00
Income (loss) from investment operations:
Net investment income (loss)[c]	(.05)		(.06)	(.06)	(.04)
Net realized and unrealized gain (loss) on investment transactions	.29		2.96	(2.78)	(1.14)

Total from investment operations	.24		2.90	(2.84)	(1.18)

Net asset value, end of period	$9.12		$8.88	$5.98	$8.82

Total Return (%)	2.70[d]	**	48.49	(32.20)	(11.80	)[d]**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	118		110	61	48
Ratio of expenses before expense reductions (%)	1.36	*	1.18	1.13	1.82	*
Ratio of expenses after expense reductions (%)	1.30	*	1.18	1.13	1.30	*
Ratio of net investment income (loss) (%)	(1.00	)*	(.90)	(.82)	(.76	)*
Portfolio turnover rate (%)	86	*	155	225	205	*

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

[c]	Based on average shares outstanding during the period.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$8.84		$5.97	$6.60
Income (loss) from investment operations:
Net investment income (loss)[c]	(.06)		(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.28		2.96	(.61)

Total from investment operations	.22		2.87	(.63)

Net asset value, end of period	$9.06		$8.84	$5.97

Total Return (%)	2.49[d]	**	48.07	(9.55	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21		13	.6
Ratio of expenses before expense reductions (%)	1.74	*	1.57	1.38	*
Ratio of expenses after expense reductions (%)	1.70	*	1.57	1.38	*
Ratio of net investment income (loss) (%)	(1.40	)*	(1.29)	(.81	)*
Portfolio turnover rate (%)	86	*	155	225

[a]	For the six months ended June 30, 2004 (Unaudited).

[b]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c]	Based on an average shares outstanding during the period.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

268

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Variable Series II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust offers twenty-seven portfolios (the “portfolio(s)”). During the period, Scudder Government Securities Portfolio changed its name to Scudder Government & Agency Securities Portfolio and Scudder Contrarian Value Portfolio changed its name to Scudder Large Cap Value Portfolio.

Multiple Classes of Shares of Beneficial Interest. The Trust offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to Rule 12b-1 fees under the 1940 Act, and are subject to record keeping fees, equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable 12b-1 fee and record keeping fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Trust’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Portfolios. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Trust are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

269

Repurchase Agreements. The portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby the portfolios, through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the portfolios have the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the portfolios’ claims on the collateral may be subject to legal proceedings.

Securities Lending. Each portfolio, except Scudder Money Market Portfolio and SVS Dreman Small Cap Value Portfolio, may lend securities to financial institutions. The portfolios retain beneficial ownership of the securities they have loaned and continue to receive interest and dividends paid by the securities and to participate in any changes in their market value. The portfolios require the borrowers of the securities to maintain collateral with the portfolios in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of foreign denominated securities on loan. The portfolios may invest the cash collateral in Daily Assets Fund Institutional, an affiliated money market fund. The portfolios receive compensation for lending their securities either in the form of fees or by earning interest on invested cash collateral net fees paid to lending agent. Either the portfolios or the borrower may terminate the loan. The portfolios are subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the portfolio if the option is exercised. The portfolios may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the portfolio writes a covered call option, the portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the portfolio writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The portfolio’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the portfolio’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

270

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The portfolios may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the portfolio is required to deposit with a financial intermediary an amount (“initial margin”) equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the portfolio. When entering into a closing transaction, the portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the portfolio’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The portfolios may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Scudder Fixed Income Portfolio, Scudder Government & Agency Securities Portfolio and Scudder Total Return Portfolio entered into mortgage dollar rolls in which each portfolio sells to a bank or broker/dealer (the “counterparty”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. Each portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

271

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by each portfolio because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to each portfolio. For example, while each portfolio receives compensation as consideration for agreeing to repurchase the security, each portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by each portfolio, thereby effectively charging each portfolio interest on its borrowings. Further, although each portfolio can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of each portfolio’s borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before each portfolio is able to repurchase them. There can be no assurance that each portfolio’s use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. Several of the portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the portfolio until payment takes place. At the time the portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The portfolios’ policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the portfolios paid no federal income taxes and no federal income tax provision was required.

272

At December 31, 2003, the following portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforward ($)	Expiration Date
Scudder Aggressive Growth Portfolio	3,153,000	12/31/2008
	5,489,000	12/31/2009
	8,989,000	12/31/2010
	23,998,000	12/31/2011
Scudder Blue Chip Portfolio	33,261,000	12/31/2009
	21,981,000	12/31/2010
Scudder Global Blue Chip Portfolio	2,711,000	12/31/2009
	4,724,000	12/31/2010
	2,456,000	12/31/2011
Scudder Growth Portfolio*	127,000	12/31/2007
	94,269,000	12/31/2009
	39,544,000	12/31/2010
	24,621,000	12/31/2011
Scudder High Income Portfolio	12,052,000	12/31/2007
	16,114,000	12/31/2008
	22,935,000	12/31/2009
	55,108,000	12/31/2010
	13,877,000	12/31/2011
Scudder International Select Equity Portfolio*	130,000	12/31/2007
	3,819,000	12/31/2008
	30,360,000	12/31/2009
	20,016,000	12/31/2010
	4,400,000	12/31/2011
Scudder Large Cap Value Portfolio	19,935,000	12/31/2008
	11,765,000	12/31/2010
	6,438,000	12/31/2011
Scudder Small Cap Growth Portfolio	83,569,000	12/31/2009
	62,668,000	12/31/2010
Scudder Technology Growth Portfolio	8,613,000	12/31/2008
	94,141,000	12/31/2009
	93,499,000	12/31/2010
	71,517,000	12/31/2011
Scudder Total Return Portfolio	57,276,000	12/31/2009
	8,813,000	12/31/2010
	46,269,000	12/31/2011

273

SVS Davis Venture Value Portfolio	127,000	12/31/2009
	4,386,000	12/31/2010
	1,390,000	12/31/2011
SVS Dreman Financial Services Portfolio	2,341,000	12/31/2009
	2,479,000	12/31/2010
	2,101,000	12/31/2011
SVS Dreman High Return Equity Portfolio	21,004,000	12/31/2010
	8,716,000	12/31/2011
SVS Dreman Small Cap Value Portfolio	15,799,000	12/31/2011
SVS Eagle Focused Large Cap Growth Portfolio	1,336,000	12/31/2008
	7,025,000	12/31/2009
	13,889,000	12/31/2010
	334,000	12/31/2011
SVS Focus Value+Growth Portfolio	9,619,000	12/31/2009
	15,209,000	12/31/2010
	7,546,000	12/31/2011
SVS Index 500 Portfolio	448,000	12/31/2008
	3,267,000	12/31/2009
	9,116,000	12/31/2010
	3,518,000	12/31/2011
SVS INVESCO Dynamic Growth Portfolio	317,000	12/31/2009
	6,175,000	12/31/2010
	377,000	12/31/2011
SVS Janus Growth and Income Portfolio	3,871,000	12/31/2008
	16,173,000	12/31/2009
	29,907,000	12/31/2010
	6,934,000	12/31/2011
SVS Janus Growth Opportunities Portfolio	2,379,000	12/31/2008
	31,299,000	12/31/2009
	42,499,000	12/31/2010
	19,473,000	12/31/2011
SVS Oak Strategic Equity Portfolio	322,000	12/31/2009
	4,400,000	12/31/2010
	2,522,000	12/31/2011
SVS Turner Mid Cap Growth Portfolio	13,630,000	12/31/2010

*	Certain of these losses may be subject to limitations under Section 381-383 of the Internal Revenue Code.

274

For the period from November 1, 2003 through December 31, 2003, the following portfolios incurred approximate net realized capital losses as follows:

Portfolio	Net Realized Capital Loss ($)
Scudder Aggressive Growth Portfolio	11,000
Scudder Government & Agency Securities Portfolio	376,000
Scudder High Income Portfolio	1,859,000
Scudder International Select Equity Portfolio	564,000
Scudder Small Cap Growth Portfolio	81,000
Scudder Strategic Income Portfolio	52,000
Scudder Technology Growth Portfolio	118,000
Scudder Total Return Portfolio	19,000
SVS Davis Venture Value Portfolio	512,000
SVS Index 500 Portfolio	512,000
SVS Janus Growth and Income Portfolio	535,000
SVS Janus Growth Opportunities Portfolio	48,000
SVS Oak Strategic Equity Portfolio	3,256,000

As permitted by tax regulations, the portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, for all portfolios except the Scudder Money Market Portfolio, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the portfolio if not distributed and, therefore, will be distributed to shareholders at least annually. All of the net investment income of the Scudder Money Market Portfolio is declared as a daily dividend and is distributed to shareholders monthly.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, a portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the portfolio.

The tax character of current year distributions, if any, will be determined at the end of the fiscal year.

Expenses. Expenses arising in connection with a specific portfolio are allocated to that portfolio. Trust expenses are allocated between the portfolios in proportion to their relative net assets.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for all portfolios, with the exception of securities bought in default.

275

B. Investment Transactions

During the six months ended June 30, 2004, purchases and sales of investment transactions (excluding short-term investments) were as follows:

Portfolio	Purchases ($)	Proceeds from Sales ($)
Scudder Aggressive Growth Portfolio	40,131,888	39,910,960
Scudder Blue Chip Portfolio	354,548,977	350,237,288
Scudder Fixed Income Portfolio excluding US Treasury Obligations and mortgage dollar roll transactions	151,432,843	136,110,897
US Treasury Obligations	140,315,647	138,563,863
mortgage dollar roll transactions	25,894,177	25,422,174
Scudder Global Blue Chip Portfolio	46,894,360	43,421,184
Scudder Government & Agency Securities Portfolio excluding US Treasury Obligations and mortgage dollar roll transactions	544,873,023	586,478,534
direct US Treasury Obligations	52,672,414	53,733,988
mortgage dollar roll transactions	52,115,176	19,485,546
Scudder Growth Portfolio	71,800,865	81,822,311
Scudder High Income Portfolio excluding US Treasury Obligations	454,001,517	491,950,281
US Treasury Obligations	13,558,961	16,188,693
Scudder International Select Equity Portfolio	126,171,100	108,826,293
Scudder Large Cap Value Portfolio	90,689,843	70,594,307
Scudder Small Cap Growth Portfolio	101,954,750	105,541,509
Scudder Strategic Income Portfolio excluding US Treasury Obligations	165,356,410	160,255,726
US Treasury Obligations	23,921,145	33,117,780
Scudder Technology Growth Portfolio	166,762,161	188,895,202
Scudder Total Return Portfolio excluding direct US Treasury Obligations and mortgage dollar roll transactions	53,906,228	161,774,999
direct US Treasury Obligations	225,700,338	130,701,758
mortgage dollar roll transactions	41,506,445	44,940,480
SVS Davis Venture Value Portfolio	55,512,511	21,112,215
SVS Dreman Financial Services Portfolio	11,123,114	6,693,839
SVS Dreman High Return Equity Portfolio	115,996,269	84,115,070
SVS Dreman Small Cap Value Portfolio	143,171,626	129,140,274
SVS Eagle Focused Large Cap Growth Portfolio	65,009,513	50,928,973
SVS Focus Value+Growth Portfolio	65,416,558	68,837,683
SVS Index 500 Portfolio	99,766,389	77,421,820
SVS INVESCO Dynamic Growth Portfolio	24,299,880	25,359,121
SVS Janus Growth and Income Portfolio	78,397,622	78,516,891
SVS Janus Growth Opportunities Portfolio	43,421,777	50,362,670
SVS MFS Strategic Value Portfolio	33,255,349	19,686,822
SVS Oak Strategic Equity Portfolio	12,652,057	4,502,532
SVS Turner Mid Cap Growth Portfolio	117,239,525	109,585,276

276

For the six months ended June 30, 2004, transactions for written options were as follows for the Scudder Strategic Income Portfolio:

	Contract Amounts	Premium ($)
Beginning of period	49,656	13,199
Written	5,557,677	197,222
Closed	(3,252,239)	(141,287)

End of period	2,355,094	69,134

For the six months ended June 30, 2004, transactions for written options were as follows for the Scudder Technology Growth Portfolio:

	Contract Amounts	Premium ($)
Beginning of period	—	—
Written	6,828	587,080
Closed	(1,733)	(176,872)
Expired	(3,902)	(315,740)

End of period	1,193	94,468

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the Advisor directs the investments of the portfolios in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the portfolios. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. Accordingly, for the six months ended June 30, 2004, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios’ average daily net assets:

Portfolio	Annualized Management Fee Rate
Scudder Blue Chip Portfolio	0.65%
Scudder Fixed Income Portfolio	0.60%
Scudder Government & Agency Securities Portfolio	0.55%
Scudder Growth Portfolio	0.60%
Scudder High Income Portfolio	0.60%
Scudder International Select Equity Portfolio	0.75%
Scudder Large Cap Value Portfolio	0.75%
Scudder Money Market Portfolio	0.50%
Scudder Small Cap Growth Portfolio	0.65%
Scudder Strategic Income Portfolio	0.65%
Scudder Total Return Portfolio	0.55%
SVS Dreman Small Cap Value Portfolio	0.75%
SVS Focus Value+Growth Portfolio	0.75%

277

The Scudder Aggressive Growth Portfolio, Scudder Technology Growth Portfolio, SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annualized Management Fee Rate
$0-$250 million	0.75%
next $750 million	0.72%
next $1.5 billion	0.70%
next $2.5 billion	0.68%
next $2.5 billion	0.65%
next $2.5 billion	0.64%
next $2.5 billion	0.63%
over $12.5 billion	0.62%

Accordingly, for the six months ended June 30, 2004, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios’ average daily net assets:

Portfolio	Effective Rate
Scudder Aggressive Growth Portfolio	0.75%
Scudder Technology Growth Portfolio	0.75%
SVS Dreman Financial Services Portfolio	0.75%
SVS Dreman High Return Equity Portfolio	0.73%

SVS INVESCO Dynamic Growth Portfolio and SVS Turner Mid Cap Growth Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annualized Management Fee Rate
$0-$250 million	1.000%
next $250 million	0.975%
next $500 million	0.950%
next $1.5 billion	0.925%
Over $2.5 billion	0.900%

For the six months ended June 30, 2004 the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS INVESCO Dynamic Growth Portfolio and SVS Turner Mid Cap Growth Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.30% and Class B at 1.70%. For the six months ended June 30, 2004 the Advisor waived $8,664 and $40,253, respectively, of management fees.

Accordingly, for the six months ended June 30, 2004, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios’ average daily net assets:

Portfolio	Effective Rate
SVS INVESCO Dynamic Growth Portfolio	0.95%
SVS Turner Mid Cap Growth Portfolio	0.94%

278

SVS Davis Venture Value Portfolio, SVS Eagle Focused Large Cap Growth Portfolio, SVS Janus Growth and Income Portfolio, SVS Janus Growth Opportunities Portfolio and SVS Oak Strategic Equity Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annualized Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $1.5 billion	0.875%
Over $2.5 billion	0.850%

Accordingly, for the six months ended June 30, 2004, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios’ average daily net assets:

Portfolio	Effective Rate
SVS Davis Venture Value Portfolio	0.95%
SVS Eagle Focused Large Cap Growth Portfolio	0.95%
SVS Janus Growth and Income Portfolio	0.95%
SVS Janus Growth Opportunities Portfolio	0.95%
SVS Oak Strategic Equity Portfolio	0.95%

The SVS Index 500 Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annualized Management Fee Rate
$0-$250 million	0.370%
next $250 million	0.330%
next $500 million	0.310%
next $1.5 billion	0.295%
Over $2.5 billion	0.270%

Accordingly, for the six months ended June 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.37% of SVS Index 500 Portfolio’s average daily net assets.

The Scudder Global Blue Chip Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annualized Management Fee Rate
$0-$250 million	1.00%
next $500 million	0.95%
next $750 million	0.90%
next $1.5 billion	0.85%
Over $3 billion	0.80%

Accordingly, for the six months ended June 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.00% of Scudder Global Blue Chip Portfolio’s average daily net assets.

279

The SVS MFS Strategic Value Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annualized Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $500 million	0.825%
next $1 billion	0.800%
Over $2.5 billion	0.775%

For the six months ended June 30, 2004 the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS MFS Strategic Value Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.15% and Class B at 1.55%. Accordingly, for the six months ended June 30, 2004 the Advisor waived $20,940 of management fee and the fees pursuant to the Management Agreement were equivalent to an annual effective rate of 0.78% of the Portfolio’s average daily net assets.

For the six months ended June 30, 2004, the Advisor has agreed to reimburse the Portfolios for expenses in the following amounts:

Portfolio	Amount ($)
Scudder Aggressive Growth Portfolio	337
Scudder Blue Chip Portfolio	769
Scudder Fixed Income Portfolio	843
Scudder Global Blue Chip Portfolio	325
Scudder Government & Agency Securities Portfolio	1,738
Scudder Growth Portfolio	985
Scudder High Income Portfolio	1,141
Scudder International Select Equity Portfolio	508
Scudder Large Cap Value Portfolio	771
Scudder Money Market Portfolio	1,709
Scudder Small Cap Growth Portfolio	623
Scudder Strategic Income Portfolio	396
Scudder Technology Growth Portfolio	694
Scudder Total Return Portfolio	1,913
SVS Davis Venture Value Portfolio	648
SVS Dreman Financial Services Portfolio	527
SVS Dreman High Return Equity Portfolio	1,564
SVS Dreman Small Cap Value Portfolio	837
SVS Eagle Focused Large Cap Growth Portfolio	392
SVS Focus Value+Growth Portfolio	478
SVS Index 500 Portfolio	857
SVS INVESCO Dynamic Growth Portfolio	244
SVS Janus Growth and Income Portfolio	675
SVS Janus Growth Opportunities Portfolio	532
SVS MFS Strategic Value Portfolio	232
SVS Oak Strategic Equity Portfolio	338
SVS Turner Mid Cap Growth Portfolio	390

280

Deutsche Asset Management Investment Services Limited (“DeAMIS”) serves as sub-advisor to the Scudder International Select Equity and Scudder Strategic Income Portfolios and is paid by the Advisor for its services.

Dreman Value Management, LLC serves as sub-advisor to the SVS Dreman Financial Services, SVS Dreman High Return Equity and SVS Dreman Small Cap Value Portfolios and is paid by the Advisor for its services.

INVESCO Institutional (N.A.) Inc. serves as sub-advisor to the SVS INVESCO Dynamic Growth Portfolio and is paid by the Advisor for its services.

Eagle Asset Management, Inc. serves as sub-advisor to the SVS Eagle Focused Large Cap Growth Portfolio and is paid by the Advisor for its services.

Janus Capital Management, LLC, formerly Janus Capital Corporation, serves as sub-advisor to the SVS Janus Growth and Income and SVS Janus Growth Opportunities Portfolios and is paid by the Advisor for its services.

Turner Investment Partners, Inc. serves as sub-advisor to the SVS Turner Mid Cap Growth Portfolio and is paid by the Advisor for its services.

Oak Associates, Ltd. serves as sub-advisor to the SVS Oak Strategic Equity Portfolio and is paid by the Advisor for its services.

Davis Selected Advisers, L.P., serves as sub-advisor to the SVS Davis Venture Value Portfolio and is paid by the Advisor for its services.

Jennison Associates, L.L.C. serves as sub-advisor to the “growth” portion and Dreman Value Management, LLC. serves as sub-advisor to the “value” portion of the of the SVS Focus Value+Growth Portfolio and are paid by the Advisor for their services.

Massachusetts Financial Services Company (“MFS”) serves as sub-advisor to the SVS MFS Strategic Value Portfolio and is paid by the Advisor for its services.

Northern Trust Investments, N.A. (“NTI”) serves as sub-advisor to SVS Index 500 Portfolio and is paid by the Advisor for its services.

281

Service Provider Fees.

Scudder Fund Accounting Corporation (“SFAC”), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each portfolio. In turn, SFAC has delegated certain fund accounting functions to a third-party service provider. For the six months ended June 30, 2004, SFAC received the following fee for its services for the following portfolios:

Portfolio	Total Aggregated ($)	Unpaid at June 30, 2004 ($)
Scudder Aggressive Growth Portfolio	18,079	18,079
Scudder Global Blue Chip Portfolio	28,767	28,767
Scudder Technology Growth Portfolio	28,400	28,400
SVS Davis Venture Value Portfolio	27,300	27,300
SVS Dreman Financial Services Portfolio	25,414	25,414
SVS Dreman High Return Equity Portfolio	57,690	57,690
SVS Eagle Focused Large Cap Growth Portfolio	20,101	20,101
SVS Index 500 Portfolio	78,260	78,260
SVS INVESCO Dynamic Growth Portfolio	24,588	24,588
SVS Janus Growth and Income Portfolio	45,500	45,500
SVS Janus Growth Opportunities Portfolio	22,386	22,386
SVS MFS Strategic Value Portfolio	14,805	14,805
SVS Oak Strategic Equity Portfolio	18,784	18,784
SVS Turner Mid Cap Growth Portfolio	137,680	137,680

Distribution Service Agreement. Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, acts as each portfolio’s transfer, dividend paying and shareholder service agent. SISC has, in turn, delegated certain of these functions to a third-party service provider. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, SISC, receives a fee (“Distribution Service Fee”) of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2004, the Distribution Service Fee was as follows:

Portfolio	Total Aggregated ($)	Unpaid at June 30, 2004 ($)
Scudder Aggressive Growth Portfolio	6,041	1,151
Scudder Blue Chip Portfolio	27,356	5,367
Scudder Fixed Income Portfolio	71,773	14,204
Scudder Global Blue Chip Portfolio	9,763	1,897
Scudder Government & Agency Securities Portfolio	51,878	17,047
Scudder Growth Portfolio	11,871	1,374
Scudder High Income Portfolio	51,789	9,248
Scudder International Select Equity Portfolio	30,314	6,263
Scudder Large Cap Value Portfolio	32,923	6,870
Scudder Money Market Portfolio	79,095	13,479
Scudder Small Cap Growth Portfolio	24,373	4,763
Scudder Strategic Income Portfolio	14,938	3,021
Scudder Technology Growth Portfolio	16,157	2,950
Scudder Total Return Portfolio	29,494	5,277
SVS Davis Venture Value Portfolio	48,211	9,712
SVS Dreman Financial Services Portfolio	15,107	2,840
SVS Dreman High Return Equity Portfolio	99,541	18,641
SVS Dreman Small Cap Value Portfolio	51,720	10,194
SVS Eagle Focused Large Cap Growth Portfolio	24,874	5,227
SVS Focus Value+Growth Portfolio	9,864	1,830
SVS Index 500 Portfolio	54,818	20,541
SVS INVESCO Dynamic Growth Portfolio	6,688	1,144
SVS Janus Growth and Income Portfolio	22,373	4,266
SVS Janus Growth Opportunities Portfolio	7,805	1,392
SVS MFS Strategic Value Portfolio	21,969	4,650
SVS Oak Strategic Equity Portfolio	18,085	3,668
SVS Turner Mid Cap Growth Portfolio	20,930	3,967

282

Trustees’ Fees and Expenses. The portfolios pay each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the portfolios may invest in the Scudder Cash Management QP Trust (the “QP Trust”) and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Expense Off-Set Arrangements

The portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the portfolios’ expenses. During the six months ended June 30, 2004, the portfolios’ custodian fees were reduced under these arrangements as follows:

Portfolio	Amount ($)
Scudder Aggressive Growth Portfolio	5
Scudder Blue Chip Portfolio	10
Scudder Fixed Income Portfolio	447
Scudder Government & Agency Securities Portfolio	24
Scudder Growth Portfolio	8
Scudder High Income Portfolio	1,338
Scudder Large Cap Value Portfolio	14
Scudder Money Market Portfolio	88
Scudder Small Cap Growth Portfolio	123
Scudder Strategic Income Portfolio	199
Scudder Technology Growth Portfolio	102
Scudder Total Return Portfolio	276
SVS Davis Venture Value Portfolio	38
SVS Dreman Financial Services Portfolio	6
SVS Dreman High Return Equity Portfolio	7
SVS Dreman Small Cap Value Portfolio	318
SVS Eagle Focused Large Cap Growth Portfolio	7
SVS Focus Value+Growth Portfolio	18
SVS Index 500 Portfolio	4
SVS INVESCO Dynamic Growth Portfolio	7
SVS Janus Growth and Income Portfolio	20
SVS Janus Growth Opportunities Portfolio	11
SVS MFS Strategic Value Portfolio	10
SVS Oak Strategic Equity Portfolio	6
SVS Turner Mid Cap Growth Portfolio	13

283

G. Commitments

As of June 30, 2004, the following portfolios had entered into the following forward foreign currency exchange contracts resulting in the following:

Scudder High Income Portfolio

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
EUR	4,977,120	USD	6,090,726	9/15/2004	35,353

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
EUR	250,346	USD	302,057	9/15/2004	(2,524)

Scudder Strategic Income Portfolio

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
CLP	9,481,680	USD	15,600	8/6/2004	710
CLP	94,855,820	USD	155,885	8/6/2004	6,922
USD	170,000	COP	463,250,000	8/6/2004	1,025
COP	8,281,800	USD	3,115	8/6/2004	57
COP	454,968,200	USD	170,720	8/6/2004	2,753
USD	45,747	PLN	185,000	8/6/2004	3,993
USD	298,528	TRL	431,671,200,000	7/29/2004	133,144
USD	110,000	TRL	182,215,000,000	10/28/2004	72,215
EUR	311,064	USD	380,663	9/15/2004	2,209

					223,028

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
USD	90,000	BRL	276,030	8/6/2004	(1,713)
BRL	276,030	USD	87,908	8/6/2004	(380)
USD	170,000	CLP	104,337,500	8/6/2004	(6,147)
EUR	595,550	USD	707,156	7/29/2004	(17,857)
EUR	20,000	USD	24,160	7/29/2004	(188)
PLN	45,000	USD	11,211	8/6/2004	(889)
PLN	140,000	USD	36,609	8/6/2004	(1,032)
TRL	220,575,000,000	USD	150,000	7/29/2004	(70,575)
TRL	211,096,200,000	USD	143,262	7/29/2004	(67,835)
EUR	2,699,694	USD	3,208,044	7/16/2004	(79,385)
EUR	19,554	USD	23,593	9/15/2004	(197)
GBP	1,019,863	USD	1,811,277	7/16/2004	(35,081)

					(281,279)

284

SVS Janus Growth and Income Portfolio

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
CHF	1,100,000	USD	869,016	9/27/2004	(12,057)
CHF	925,000	USD	712,635	10/15/2004	(28,710)
EUR	700,000	USD	850,850	9/27/2004	(708)
EUR	220,000	USD	263,410	9/27/2004	(4,222)

					(41,475)

As of June 30, 2004, the following portfolios had the following closed forward foreign currency exchange contracts resulting in the following:

SVS Janus Growth and Income Portfolio

Contracts to Deliver		In Exchange For		Settlement Date	Receivable (Payable)
USD	660,101	EUR	545,000	9/27/2004
EUR	220,000	USD	263,410	9/27/2004
EUR	325,000	USD	395,038	9/27/2004

	Total receivable (payable)				(1,654)

Scudder Strategic Income Portfolio

Contracts to Deliver		In Exchange For		Settlement Date	Receivable (Payable)
USD	455,562	EUR	376,000	7/29/2004
USD	37,875	EUR	31,450	7/29/2004
EUR	407,450	USD	483,809	7/29/2004	(9,631)
USD	455,006	PLN	1,815,000	8/06/2004
PLN	650,000	USD	161,891	8/06/2004
PLN	1,165,000	USD	290,234	8/06/2004	7,120
USD	80,000	RUB	2,536,000	10/27/2004
EUR	2,536,000	USD	79,748	10/27/2004	(252)

	Total receivable (payable)				(2,763)

Currency Abbreviations:

BRL	Brazilian Real

CLP	Chilean Peso

COP	Colombian Peso

EUR	Euro

GBP	British Pound

PLN	Polish Zloty

RUB	Russian Ruble

USD	United States Dollar

TRL	Turkish Lira

285

H. Ownership of the Portfolios

At June 30, 2004, the beneficial ownership in the portfolios was as follows:

Scudder Aggressive Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 65% and 34%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 90%.

Scudder Blue Chip Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 57% and 41%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 89%.

Scudder Fixed Income Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 50% and 47%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 88%.

Scudder Global Blue Chip Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 59% and 39%, respectively. Two Participating Insurance Companies were the owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 83% and 10%, respectively.

Scudder Government & Agency Securities Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 49% and 45%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 93%.

Scudder Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 76% and 21%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 93%.

Scudder High Income Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 58% and 39%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 87%.

Scudder International Select Equity Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 67% and 31%, respectively. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 77% and 18%, respectively.

Scudder Large Cap Value Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 60% and 39% respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 88%.

Scudder Money Market Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 63% and 36%, respectively. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 70% and 27%, respectively.

Scudder Small Cap Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 69% and 28%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 89%.

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Scudder Strategic Income Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 49% and 48%, respectively. Two participating Insurance Companies were the owners of record of 10% or more of the outstanding Class B shares of the Portfolio, each owning 76% and 17%, respectively.

Scudder Technology Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 62% and 36%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 87%.

Scudder Total Return Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 67% and 32%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 88%.

SVS Davis Venture Value Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 74% and 25%, respectively. Two Participating Insurance Companies were the owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 85% and 10%, respectively.

SVS Dreman Financial Services Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 53% and 44%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 88%.

SVS Dreman High Return Equity Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 66% and 30%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 93%.

SVS Dreman Small Cap Value Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 66% and 33%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 88%.

SVS Eagle Focused Large Cap Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 72% and 28%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 90%.

SVS Focus Value+Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 52% and 47%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 91%.

SVS Index 500 Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 67% and 33%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 88%.

287

SVS INVESCO Dynamic Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 80% and 20%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 92%.

SVS Janus Growth and Income Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 69% and 30%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 91%.

SVS Janus Growth Opportunities Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 69% and 30%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 96%.

SVS MFS Strategic Value Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 66% and 33%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 90%.

SVS Oak Strategic Equity Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 80% and 20%, respectively. Two Participating Insurance Companies were the owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 86% and 10%, respectively.

SVS Turner Mid Cap Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, owning 79% and 20%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 90%.

I. Line of Credit

The Trust and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The facility borrowing limit for each portfolio is as follows:

Portfolio	Facility Borrowing Limit
Scudder Aggressive Growth Portfolio	33%
Scudder Blue Chip Portfolio	33%
Scudder Fixed Income Portfolio	33%
Scudder Global Blue Chip Portfolio	33%
Scudder Government & Agency Securities Portfolio	33%
Scudder Growth Portfolio	33%
Scudder High Income Portfolio	33%
Scudder International Select Equity Portfolio	33%
Scudder Large Cap Value Portfolio	33%
Scudder Money Market Portfolio	33%
Scudder Small Cap Growth Portfolio	33%
Scudder Strategic Income Portfolio	33%
Scudder Technology Growth Portfolio	5%
Scudder Total Return Portfolio	33%
SVS Davis Venture Value Portfolio	33%
SVS Dreman Financial Services Portfolio	33%
SVS Dreman High Return Equity Portfolio	33%
SVS Dreman Small Cap Value Portfolio	33%
SVS Eagle Focused Large Cap Growth Portfolio	33%
SVS Focus Value+Growth Portfolio	33%
SVS Index 500 Portfolio	33%
SVS INVESCO Dynamic Growth Portfolio	33%
SVS Janus Growth and Income Portfolio	33%
SVS Janus Growth Opportunities Portfolio	33%
SVS MFS Strategic Value Portfolio	33%
SVS Oak Strategic Equity Portfolio	33%
SVS Turner Mid Cap Growth Portfolio	33%

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J. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Proxy Voting

A description of the Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

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STATEMENT OF ADDITIONAL INFORMATION

May 1, 2005

SCUDDER INVESTMENTS VIT FUNDS

•	Scudder VIT Equity 500 Index Fund

•	Scudder VIT Small Cap Index Fund

•	Scudder VIT EAFE® Equity Index Fund

Scudder Investments VIT Funds is comprised of several funds. Each fund listed above (each, a “Fund” and together, the “Funds”) is a series of the Trust. This Statement of Additional Information describes the Funds’ Shares.

The Trust’s legal name changed from Deutsche Asset Management VIT Funds to Scudder Investments VIT Funds effective May 19, 2003.

The Funds sell shares to separate accounts of various insurance companies and may also sell to certain tax qualified plans (the “Companies”). Shares of the Funds are available to the public only through the purchase of certain variable annuity and variable life insurance contracts and tax qualified plans (“Contract(s)”) issued by the Companies. The investment advisor of the Funds is Deutsche Asset Management, Inc. (the “Advisor” or “DeAM, Inc.”). Northern Trust Investments, N.A. (“NTI”) is the investment sub-advisor for each Fund. DeAM, Inc. and NTI collectively are referred to as the “Advisors.” The distributor of the Funds’ shares is Scudder Distributors, Inc. (“SDI” or the “Distributor”).

The Prospectus for each Fund, dated May 1, 2005, provides the basic information investors should know before investing. This Statement of Additional Information (“SAI”), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectuses. You may request a copy of a Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Customer Service Center at the telephone number shown in the Contract prospectus. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings accorded to them in each Fund’s Prospectus. The financial statements for each Fund for the fiscal year ended December 31, 2004, are incorporated herein by reference to the Annual Report to shareholders for each Fund dated December 31, 2004. A copy of each Fund’s Annual Report may be obtained without charge by calling the Customer Service Center at the telephone number shown in the Contract prospectus.

DEUTSCHE ASSET MANAGEMENT, INC.

Investment Advisor of each Fund

345 Park Avenue

New York, NY 10154

NORTHERN TRUST INVESTMENTS, N.A.

Investment Sub-Advisor of each Fund

50 South LaSalle Street

Chicago, IL 60675

i

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives

The following is a description of each Fund’s investment objective. There can, of course, be no assurance that any Fund will achieve its investment objective(s).

Scudder VIT Equity 500 Index Fund (“Equity 500 Index Fund”) seeks to replicate, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), which emphasizes stocks of large US companies. Under normal circumstances, the Fund will invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index.

Scudder VIT Small Cap Index Fund (“Small Cap Index Fund”) seeks to replicate, as closely as possible, before expenses, the performance of the Russell 2000 Index, which emphasizes stocks of small US companies. Under normal circumstances, the Fund will invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 Index.

Scudder VIT EAFE® Equity Index Fund (“EAFE Equity Index Fund”) seeks to replicate, as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE®) Index (the “EAFE® Index”), which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East. Under normal circumstances, the Fund intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the EAFE® Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the EAFE® Index.

The following is a discussion of the various types of securities and investment strategies employed by each Fund. Unless otherwise indicated, the Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future. If a Fund’s investment in a particular type of security is limited to a certain percentage of the Fund’s assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by the Funds.

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Summary of Investment Practices

KEY TO TABLE:

•	Permitted without stated limit

☐	Permitted without stated limit, but not expected to be used to a significant extent

☒	Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

INVESTMENT PRACTICE	Small Cap Index Fund	Equity 500 Index Fund	EAFE® Equity Index Fund
EQUITY SECURITIES
Common Stock	•	•	•
Warrants Listed on NYSE & ASE	5%	☒	5%
Warrants Not Listed on NYSE & ASE	2%	☒	2%
Preferred Stock	•	•	•
Convertible Securities	•	•	•
Small Capitalization Stocks	At least 80%	☒
Medium Capitalization Stocks			At least 80%
Large Capitalization Stocks	☒	At least 80%

SECURITIES OF NON-U.S. ISSUERS
Foreign Corporate Debt Securities	☐	☐	☐
Foreign Government Debt Securities	☐	☐	☐
American, European, Global and International Depositary Receipts	☐	☐	☐
Investments in Emerging Markets	☒	☒	☐

FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
Short-Term Instruments	☐	☐	☐
Obligations of Banks and Other Financial Institutions	☐	☐	☐
Certificates of Deposit and Bankers’ Acceptances	☐	☐	☐
Commercial Paper	☐	☐	☐
Variable Rate Securities	☐	☐	☐
U.S. Government Securities	☐	☐	☐
Custodial Receipts	☐	☐	☐
Inverse Floating Rate Securities	☐	☐	☐
Lower-Rated Debt Securities	☐	☐	☐
Put Bonds	☐	☐	☐

2

KEY TO TABLE:

•	Permitted without stated limit

☐	Permitted without stated limit, but not expected to be used to a significant extent

☒	Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

INVESTMENT PRACTICE	Small Cap Index Fund	Equity 500 Index Fund	EAFE® Equity Index Fund
DERIVATIVE SECURITIES (OPTIONS)
Options on Securities	☐	☐	☐
Options on Securities Indices	15%	15%	☐
Options on Non-US Securities Indices	☒	☒	☐
Spreadlocks	☐	☒	☐

DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
Futures Contracts	☐	☐	☐
Futures Contracts on Securities Indices	5%	5%	5%
Options on Futures Contracts (including Contracts on Security Indices)	5%	5%	5%
Purchase protective puts	☐	☐	☐

DERIVATIVE SECURITIES
Swaps	10%	☒	10%
Hedging Strategies	☐	☐	☐

CURRENCY MANAGEMENT
Currency Exchange Transactions	☐	☐	☐
Forward Currency Exchange Contracts	☐	☐	☐
Options on Foreign Currencies	☒	☒	☐

OTHER INVESTMENTS AND INVESTMENT PRACTICES
Illiquid Securities	15%	15%	15%
When-Issued and Delayed Delivery Securities	15%	15%	15%
Repurchase Agreements	☐	☐	☐
Reverse Repurchase Agreements	☐	☐	☐
Lending of Portfolio Securities	30%	30%	30%
Other Investment Companies	10%	10%	10%
Temporary Defensive Investments	☒	☒	☒
Russell 2000 Index	At least 80%
Morgan Stanley Capital International EAFE® Index			At least 80%
S&P 500 Index		At least 80%

3

Investment Policies

The following is a discussion of the various investments of and techniques employed by each Fund. Unless otherwise indicated, each Fund is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below.

Equity Securities

General. Each Fund invests in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, “equity securities” are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.

Common Stocks. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition as well as changes in overall market and economic conditions. This affects the value of the shares of each Fund and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Preferred Stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

Preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), although there is no minimum rating that a preferred stock must have to be an eligible investment for the Funds. Generally, however, the preferred stocks in which the Funds invest will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s ratings with respect to preferred stocks do not purport to indicate the future status of payments of dividends.

Warrants. Each Fund except the Equity 500 Index Fund may invest in warrants with respect to 5% of its assets (2% with respect to warrants not listed on the New York Stock Exchange (“NYSE”) or American Stock Exchange). Warrants are securities that give the holder the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified

4

period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security, and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

Convertible Securities. A convertible security is a bond or preferred stock that may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream—generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debt security—a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Medium- and Small-Capitalization Stocks. Each Fund may invest in medium-capitalization stocks, and the Small Cap Index Fund and EAFE® Equity Fund may invest in small-capitalization stocks. Historically, medium- and small-capitalization stocks have been more volatile in price than the larger-capitalization stocks included in the S&P 500 Index. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of medium- and small-size companies to changing economic conditions. In addition to exhibiting greater volatility, medium- and small-size company stocks may fluctuate independently of larger company stocks. Medium- and small-size company stocks may decline in price as larger company stocks rise, or rise in prices as large company stock decline.

5

Non-US Securities

General. To the extent that a Fund invests in non-US securities, the value of each Fund’s investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund’s operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to non-US issuers than is available with respect to US companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Fund must be made in compliance with US and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because non-US securities generally are denominated and pay dividends or interest in foreign currencies, and a Fund may hold various foreign currencies from time to time, the value of the net assets of a Fund as measured in US dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, a Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of a Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, each Fund is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign securities exchanges has increased in recent years, in most cases it remains appreciably below that of the NYSE. Accordingly, the Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US issuers. Moreover, the settlement periods for non-US securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Investments in American, European, Global and International Depository Receipts. The Funds may invest in non-US securities in the form of ADRs, EDRs, GDRs and International Depository Receipts (“IDRs”) or other similar securities representing ownership of securities of non-US issuers held in trust by a bank or similar financial institution. ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

Foreign Securities: Special Considerations Concerning the Pacific Basin. The EAFE® Equity Index Fund invests in securities denominated in currencies of Asian countries. Accordingly, changes in the value of these currencies against the US dollar will result in corresponding changes in the US dollar value of the Fund’s assets denominated in those currencies. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest

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associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in Asia are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. The EAFE® Equity Index Fund’s inability to dispose fully and promptly of positions in declining markets will cause the Fund’s net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations.

Investing in Emerging Markets. EAFE® Equity Index Fund’s investments in foreign securities may be in developed countries or in countries considered by the Advisor to have developing or “emerging” markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund’s assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The portfolio management team believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with

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transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

In the course of investment in emerging markets, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While the Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause the Fund to suffer a loss of value in respect of the securities in the Fund’s portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund’s identification of such condition until the date of the SEC action, the Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund’s Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although the fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US. Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund’s investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund’s ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer’s willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

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Income from securities held by the Fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund’s net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The portfolio management team will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Some of these countries in recent years have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund’s portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund’s assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that an emerging markets issuer receives payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates, since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Fixed Income Securities and Money Market Instruments

General. The Funds may invest in a broad range of domestic and foreign fixed income (debt) securities. Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some

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debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in a Fund generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate.

Repurchase Agreements. Each Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Funds to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Short-Term Instruments. When a Fund experiences large cash inflows, for example, through the sale of securities, and desirable equity securities that are consistent with the Fund’s investment objective, are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements.

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Obligations of Banks and Other Financial Institutions. At the time the Funds invest in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody’s or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody’s; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

The Funds may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which the Funds may invest include (but are not limited to) certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks.

For purposes of the Funds’ investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor deems the instruments to present minimal credit risk, the Funds may invest in obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Canada and Australia.

Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards that those applicable to domestic branches of US banks.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Each Fund may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Funds must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Funds must be rated in the highest short-term rating category by any two nationally recognized statistical rating organizations (or one nationally recognized statistical rating organization (“NRSRO”) if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

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Each Fund may also invest in variable rate master demand notes. A variable-rate master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

At the time the Funds invest in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody’s or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody’s; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

US Government Securities. Each Fund may invest in obligations issued or guaranteed by the US government and that are direct obligations of the US Treasury. Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance.

Each Fund may also invest in separately traded principal and interest component of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the US government. STRIPS are sold as zero coupon securities.

Fixed Income Security Risk. Fixed income securities expose a Fund to five types of risk: (1) Interest rate risk is the potential for fluctuations in bond prices due to changing interest rates; (2) Income risk is the potential for a decline in a Fund’s income due to falling market interest rates; (3) Credit risk is the possibility that a bond issuer will fail to make timely payments of either interest or principal to a Fund; (4) Prepayment risk or call risk is the likelihood that, during period of falling interest rates, securities with high stated interest rates will be prepaid (or “called”) prior to maturity, requiring a Fund to invest the proceeds at generally lower interest rates; and (5) extension risk is the risk that as interest rates increase, slower than expected principal payments could extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the securities duration and reducing the value of the security.

Derivative Securities

General. Each Fund may invest in various instruments that are commonly known as “derivatives.” Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset, or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. The Advisor will use derivatives only in circumstances where they offer the most efficient means of improving the risk/reward profile of the Fund and when consistent with the Fund’s investment objective and policies. The use of derivatives for non-hedging purposes may be considered speculative.

The Funds’ investment in options, futures or forward contracts, swaps and similar strategies (collectively, “derivatives”) depends on the Advisor’s judgment as to the potential risks and rewards of different types of strategies. Derivatives can be volatile investments and may not perform as expected. If the Advisor applies a hedge

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at an inopportune time or judges price trends incorrectly, derivative strategies may lower the Funds’ returns. A Fund could also experience losses if the prices of its derivative positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to a Fund in the event of default by the other party to the contract.

Derivative Securities: Options

Options on Securities. Each Fund may write (sell) covered call and put options to a limited extent on its portfolio securities (“covered options”) in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, a Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund. All options written by the Funds are “covered.”

A call option written by a Fund is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Fund in cash or liquid securities.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price.

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By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

A put option written by a Fund is “covered” when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken. When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” A Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Fund may make a “closing sale transaction” which involves liquidating the Fund’s position by selling the option previously purchased. When the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price.

If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

A Fund may purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund’s portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund’s portfolio securities. Put options also may be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. A Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities and securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Each Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Funds may purchase and sell options traded on recognized foreign exchanges. The Funds may also purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter.

A Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, a Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general supervision of the Fund’s Trustees. Unless the Board of Trustees conclude otherwise, each Fund intends to treat OTC options as not readily marketable and therefore subject to each Fund’s 15% limit on investments in illiquid securities.

Options on Securities Indices. Each Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities

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included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor’s 100 Index. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

Each Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading such options is no greater than the risk of trading options on securities.

As discussed in “Options on Securities,” a Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle a Fund, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. A Fund would ordinarily have a gain if the value of the index increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the index remained at or below the exercise price during the option period.

As discussed in “Options on Securities,” a Fund would normally purchase “protective puts” in anticipation of a decline in the market value of the relevant index. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The purchase of protective puts is generally designed to offset or hedge against a decline in the market value of the index. A Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

EAFE® Equity Index Fund may, to the extent allowed by Federal and state securities laws, invest in non-U.S. securities indices instead of investing directly in individual foreign securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a Fund generally will only purchase or write such an option if the Advisor believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. Each Fund’s activities in index options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

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In addition, the hours of trading for options on securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Spreadlocks. The Small Cap Index and EAFE® Equity Index Funds may enter into spreadlocks. A spreadlock is a form of swap contract that involves an exchange of a one time cash payment based on a specific financial index between the Fund and another party. A spreadlock allows an interest rate swap user to lock in the forward differential between the interest rate swap rate and the yield of the government bond underlying the swap. Essentially, a spreadlock allows the investor to buy or sell the spread forward by entering into a forward contract on the swap spread (i.e., the spread between the government yield and the swap rate (or yield)) for a given maturity. The price of a spreadlock is determined by the yield spread between a forward starting fixed/floating swap and a forward transaction in a government bond. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation until the agreement matures, at which time the cash payment, based on the value of the swap on the maturity date, is exchanged between the two parties.

Currency Management

General. In connection with a Fund’s investments denominated in foreign currencies, the Advisor may choose to utilize a variety of currency management (hedging) strategies. The Advisor seeks to take advantage of different yield, risk and return characteristics that different currency; currency denominations and countries can provide to US investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions. Although the Advisor may attempt to manage currency exchange rate risks, there is no assurance that the Advisor will do so, or do so at an opportune time or that the Advisor will be able to predict exchange rates accurately.

Currency Exchange Transactions. Because each Fund may buy and sell securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, each Fund from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert currencies to and from the US dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward contracts to purchase or sell foreign currencies.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. Each Fund maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund’s securities or in exchange rates, or prevent loss if the prices of these securities should decline.

Each Fund may enter into currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a Fund’s position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor’s long-term investment decisions, a Fund will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Fund’s best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the

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forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the Commodity Futures Trading Commission (the “CFTC”), the CFTC may in the future assert authority to regulate forward contracts. In such event a Fund’s ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on a Fund’s foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into currency forward contracts at attractive prices and this will limit the Fund’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund’s assets that are the subject of such cross-hedges are denominated.

Options on Foreign Currencies. The EAFE® Equity Index Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the EAFE® Equity Index Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

The EAFE® Equity Index Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the EAFE® Equity Index Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign

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currencies, the Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The EAFE® Equity Index Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian.

The EAFE® Equity Index Fund also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the US dollar value of a security that the Fund owns or has the right to acquire and that is denominated in the currency underlying the option, due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in US dollars marked to market daily.

Swap Agreements. Each Fund except the Equity 500 Index Fund may enter into swap agreements to the extent that obligations under such agreements represent not more than 10% of the Fund’s total assets. Swap agreements are contracts entered into by two parties, primarily institutional investors, for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. The notional amount of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, US Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund’s portfolio.

Whether the use of swap agreements will be successful in furthering the Fund’s investment objective will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, a Fund will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the Fund in the specific asset for which it is obligated to pay a return.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (the “CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which include the following, provided the participant’s total assets exceed established levels: a bank or

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trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a “safe harbor” for swap transactions from regulation as futures or commodity option transactions under the CEA or regulations thereunder. The Policy Statement applies to swap transactions settled in cash that: (i) have individually tailored terms; (ii) lack exchange style offset and the use of a clearing organization or margin system; (iii) are undertaken in conjunction with a line of business; and (iv) are not marketed to the public.

Derivative Securities: Futures Contracts and Options on Futures Contracts

General. Each Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the CFTC or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

A Fund may, for example, enter into futures contracts and options on futures contracts on securities, securities indices and currencies to manage its exposure to changing interest rates, security prices and currency exchange rates or as an efficient means of managing allocations between asset classes. All futures contracts entered into by the Fund are traded on US exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges approved by the CFTC. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments that they expect to purchase. The Funds are operated by persons who have claimed an exemption from the definition of the term “commodity pool operator” under the CEA and, therefore, who are not subject to registration or regulation under the CEA.

Each Fund’s futures transactions may be entered into for traditional hedging purposes — i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) that the Fund intends to purchase. As evidence of this hedging intent, the Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

The successful use of futures contracts and options thereon draws upon the portfolio management team’s skill and experience with respect to such instruments and is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between price movements of hedging instruments and price movements in the securities or currencies being hedged. Successful use of futures or options contracts is further

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dependent on the portfolio management team’s ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

The Board of Trustees of the Funds adopted the requirement that futures contracts and options on futures contracts be used as a hedge and that stock index futures may be used on a continual basis to equitize cash so that the Fund may maintain 100% equity exposure. The Board of Trustees of the Equity 500 Index Fund has adopted the requirement that index futures contracts and options on index futures contracts be used only for cash management purposes. The other Funds may purchase and write (sell) options on index futures contracts for hedging purposes.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated “contract markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Each Fund may enter into contracts for the purchase or sale for future delivery of fixed-income or equity securities, foreign currencies, or financial indices, including any index of US or foreign securities, US government securities, foreign government securities or corporate debt securities or municipal securities. Futures contracts on foreign currencies may be used to hedge the value of securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a Fund must allocate cash or liquid securities as a good faith deposit to maintain the position (“initial margin”). Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract’s value.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it engages in these transactions.

One purpose of the acquisition or sale of a futures contract, in cases where a Fund holds or intends to acquire fixed-income or equity securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates or in securities prices without actually buying or selling fixed-income or equity securities or foreign currencies. For example, if interest rates were expected to increase (which would cause the prices of debt securities to decline), the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The segregated assets maintained to cover the Fund’s obligations with respect to such futures contracts will consist of cash or liquid securities in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

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The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the portfolio management team may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the portfolio management team believes that use of such contracts will benefit the Funds, if the portfolio management team’s investment judgment about the general direction of securities prices, currency rates, interest rates or an index is incorrect, the Fund’s overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its Fund and interest rates decrease or securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its Fund to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. Each Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. The Funds may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. Index futures may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund or as an efficient means of managing allocation between asset classes. An index futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which, the portfolio management team believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions take for the Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund’s investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (Including Futures Contracts on Securities Indices.) As with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying Fund securities which are the same as or correlate with the security or foreign currency futures contract that is deliverable upon exercise of the option on that futures contract. If the futures price at expiration of the option is below the exercise price specified in the option, the Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Fund’s holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.

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If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

The amount of risk the Fund assumes when it purchases an option on an index futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Additional Risks Related to Transactions in Options, Futures Contracts, Options on Futures Contracts, Swaps and Forward Foreign Currency Exchange Contracts. The use of derivatives involves (1) liquidity risk (contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market), (2) correlation risk (changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged), and (3) market risk (an incorrect prediction of securities prices or exchange rates by the Advisor may cause the Fund to perform worse than if such positions had not been taken). In addition, the ability to terminate OTC derivatives is more limited than with exchange traded derivatives and may involve the risk that the counterparty to the option will not fulfill its obligations.

Asset Coverage. The Funds will comply with the segregation or coverage guidelines established by the Securities and Exchange Commission (“SEC”) and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; forward currency contracts; and swaps, caps, floors and collars. These guidelines may, in certain instances, require the Fund to cover the Fund’s obligations with respect to these strategies with cash or liquid securities to the extent they are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. The assets used as cover must at all times equal or exceed the Fund’s obligations with respect to these strategies. Assets used as cover cannot be sold or transferred unless equivalent assets are substituted in their place or cover is no longer necessary. As a result, there is a possibility that using a large percentage of the Fund’s assets as cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Board of Trustees of the Funds has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and that the Funds may also use stock index futures on a continual basis to equitize cash so that the Fund may maintain 100% equity exposure.

A call option written on securities may require a Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to use assets as cover (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Fund to own portfolio securities that correlate with the index or to use assets as cover (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to use assets as cover (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike

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price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any assets used as cover (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The use of derivatives is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on these derivatives depend on the Advisor’s ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts, written options, forward currency contracts and certain swaps is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract’s prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

There is no limit on the percentage of the assets of a Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. Each Fund’s transactions in options, forward currency contracts, futures contracts, options on futures contracts and swaps may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See “Taxes.” There can be no assurance that the use of these portfolio strategies will be successful.

Derivative Securities: Hedging Strategies

Hedging Strategies. Each Fund may use certain strategies designed to adjust the overall risk of its investment portfolio. These “hedging” strategies involve derivative contracts, including (but not limited to) futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Fund’s investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk should the Fund change its investments among different types of securities.

Each Fund might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates, currency rates or other economic factors in using a hedging strategy, the Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

•	the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Fund;

•	the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

•	possible constraints placed on the Fund’s ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain “cover” or to segregate securities; and

•	the possibility that the Fund will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of derivative transactions for hedging purposes could limit any potential gain

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from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will generally far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund’s assets.

In hedging transactions based on an index, whether the Fund will realize a gain or loss depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund’s portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund’s hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such “over hedging” or “under hedging” may adversely affect the Fund’s net investment results if market movements are not as anticipated when the hedge is established.

Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that would distort the normal relationship between the securities index and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Advisor still may not result in a successful hedging transaction.

To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits and the Fund may be unable to close out a position without incurring substantial losses, if at all. Each Fund is also subject to the risk of default by a counterparty to an off-exchange transaction. See “Illiquid Securities.”

Other Investments

Illiquid Securities. Historically, illiquid securities have included (i) securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), (ii) securities that are otherwise not readily marketable and (iii) repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result

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of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from each Fund’s limit on illiquid securities of 15% of net assets. Under the supervision of the Board of Trustees of the Funds, the Advisor determines the liquidity of restricted securities and, through reports from the Advisor, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Funds could be adversely affected.

In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers and other potential purchasers wishing to purchase or sell the security; (iii) dealer undertakings to make a market in the security and (iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

When-Issued and Delayed Delivery Securities. Each Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund identifies, as part of a segregated account, cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund’s total assets, less liabilities other than the obligations created by when-issued commitments.

Repurchase Agreements. Each Fund may engage in repurchase agreement transactions with member banks of the Federal Reserve System, certain non-US banks and certain non-bank dealers, including government securities dealers. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Funds bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Funds may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Funds could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (“1940 Act”).

Reverse Repurchase Agreements. The Funds may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a “reverse repurchase agreement”). At the time a Fund enters into a reverse repurchase

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agreement it will place in a segregated custodial account cash, US Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by a Fund.

Lending of Portfolio Securities. Each Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, each Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest-bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Scudder Cash Management QP Trust, or entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with a Fund’s investment policies and restrictions.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a Fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of share of Central Funds are made at net asset value.

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Investment Restrictions

Fundamental Policies. The following investment restrictions are “fundamental policies” of each Fund and may not be changed with respect to a Fund without the approval of a “majority of the outstanding voting securities” of the Fund. “Majority of the outstanding voting securities” under the 1940 Act, and as used in this SAI, means, with respect to each Fund, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, EAFE® Equity Index Fund, Equity 500 Index Fund and Small Cap Index Fund may not:

(1)	borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund’s net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction (as an operating policy, the Funds may not engage in dollar roll transactions);

(2)	underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3)	make loans to other persons except: (a) through the lending of the Fund’s portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value); or (b) through the use of repurchase agreements or the purchase of short-term obligations;

(4)	purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Trust may hold and sell, for the Fund’s portfolio, real estate acquired as a result of the Fund’s ownership of securities);

(5)	concentrate its investments in any particular industry (excluding US Government securities), but if it is deemed appropriate for the achievement of the Fund’s investment objective(s), up to 25% of its total assets may be invested in any one industry;

(6)	issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder (except to the extent permitted in investment restriction No. 1), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

(7)	purchase the securities of any one issuer if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to these 5% limitation and provided that there is no limitation with respect to investments in US Government securities.

The 1940 Act imposes additional restrictions on acquisition by a Fund of securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and on transactions with affiliated persons as defined in the

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1940 Act. It also defines and forbids the creation of cross and circular ownership. Neither the SEC nor any other agency of the federal or state government participates in or supervises the management of the Funds or their investment practices or policies.

For purposes of determining industry groups in connection with this restriction, the SEC ordinarily uses the Standard Industry Classification codes developed by the U.S. Office of Management and Budget. The Portfolio monitors industry concentration using a more restrictive list of industry groups than that recommended by the SEC. The Advisor believes that these classifications are reasonable and are not so broad that the primary economic characteristics of the companies in a single class are materially different. The use of these restrictive industry classifications may, however, cause the Portfolio to forgo investment possibilities that may otherwise be available to it under the 1940 Act.

Additional Restrictions

In order to comply with certain statutes and policies, the EAFE® Equity Index Fund, Equity 500 Index Fund and Small Cap Index Fund will not, as a matter of operating policy (except as such policies may be changed by the Board of Trustees to the extent permitted by law):

(i)	purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(ii)	invest for the purpose of exercising control or management;

(iii)	purchase for the Fund securities of any investment company if such purchase at the time thereof would cause: (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; or

(iv)	invest more than 15% of the Fund’s net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

Portfolio Turnover

Although the Funds do not intend to invest for the purpose of seeking short-term profits, securities in the Funds may be sold whenever the Advisor believes it is appropriate to do so in light of the investment objectives of the Funds without regard to the length of time a particular security may have been held. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer mark-ups or underwriting commissions, as well as other transaction costs.

Each Fund’s annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and

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securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the fiscal year ended December 31, 2004, the portfolio turnover for the Equity 500 Index Fund, Small Cap Index Fund and EAFE® Equity Index Fund, on an annualized basis, was 1%, 22% and 3%, respectively. For the fiscal year ended December 31, 2003, the portfolio turnover for the Equity 500 Index Fund, Small Cap Index Fund and EAFE® Equity Index Fund, on an annualized basis, was 1%, 28% and 6%, respectively. For the fiscal year ended December 31, 2002, the portfolio turnover for the Equity 500 Index Fund, Small Cap Index Fund and EAFE® Equity Index Fund, on an annualized basis, was 10%, 40% and 25%, respectively.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the funds’ investments, references in this section to the “Advisor” should be read to mean the Sub-Advisor.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for each Fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations,

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political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the portfolio/fund making the trade, and not all such information is used by the Advisor in connection with such portfolio/fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the funds.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each portfolio/fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Funds, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Funds.

Deutsche Bank AG or one of its affiliates (or in the case of a sub-adviser, the sub-adviser or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges each Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Portfolio Holdings

Each Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until each Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). Each Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Funds.

Each Fund’s procedures permit non-public portfolio holdings information to be shared with affiliates of the advisor, subadvisors, custodians, independent registered public accounting firms, securities lending agents and other service providers to each Fund who require access to this information to fulfill their duties to the Funds, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if the Funds have a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

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Prior to any disclosure of the Funds’ non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Funds’ Trustees must make a good faith determination in light of the facts then known that each Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of each Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Funds’ Trustees.

NET ASSET VALUE; PURCHASE AND REDEMPTION OF SHARES

Net Asset Value

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York

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Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

Trading in Foreign Securities

With respect to the EAFE® Equity Index Fund, trading in foreign securities may be completed at times which vary from the closing of the NYSE. In computing the net asset values, the Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, foreign securities quoted in foreign currencies are translated into US dollars at the foreign exchange rates.

Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued under procedures adopted by and under the supervision of the Board of Trustees, although the actual calculation may be done by others.

Purchase and Redemption of Shares

Each Fund, may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (“Exchange”) is closed, other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

Shares of each Fund will be continuously offered to each Company’s separate accounts at the net asset value per share next determined after a proper purchase request has been received by the Company. The Company then offers to Contract owners units in its separate accounts which directly correspond to shares in the Fund. Each Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the Company by such Contract owners. Contract owners can send such instructions and requests to the Companies by first class mail, overnight mail or express mail sent to the address set forth in the relevant Company’s prospectus. Each Fund and the Distributor reserve the right to reject any purchase order for shares of a Fund.

Each investor in a Fund may add to or reduce its investment in the Fund on each day the Fund determines its net asset value. At the close of each such business day, the value of each investor’s beneficial interest in the Fund will be determined by multiplying the net asset value of the Fund by the percentage, effective for that day, which represents that investor’s share of the aggregate beneficial interests in the Fund. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Fund as of the close of business on such day plus or minus, as the case may be, the amount of net

32

additions to or withdrawals from the investor’s investment in the Fund effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor’s interest in the Fund as the close of business on the following business day.

Payment for redeemed shares will ordinarily be made within seven (7) business days after a Fund receives a redemption order from the relevant Company. The redemption price will be the net asset value per share next determined after the Company receives the Contract owner’s request in proper form.

Each Fund may suspend the right of redemption or postpone the date of payment during any period when trading on the NYSE is restricted, or the NYSE is closed for other than weekends and holidays; when an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value; or as permitted by the SEC.

The prospectus for the Company’s variable annuity or variable life insurance policy describes the allocation, transfer and withdrawal provisions of such annuity or policy.

Redemptions and Purchases in Kind

The Trust, on behalf of each Fund, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust, and valued as they are for purposes of computing a Fund’s net asset value (a “redemption in kind”). If payment is made to a Fund shareholder in securities, the shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of each Fund, has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund is obligated to redeem shares with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under “Net Asset Value” as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the applicable Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. When securities are used as payment for shares or as a redemption in kind from the Fund, the transaction fee will not be assessed. The shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

MANAGEMENT OF THE TRUST

The overall business and affairs of the Trust and the Funds is managed by the Board of Trustees. The Board approves all significant agreements between the Funds and persons or companies furnishing services to the Funds, including the Funds’ agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Funds’ affairs and for exercising the Funds’ powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer holds office until he or she resigns, is removed or a successor has been duly appointed and qualified.

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The following information is provided for each Trustee and Officer of the Trust as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an “interested person” of the Trust and Funds (as defined in the 1940 Act) (an “Independent Trustee”). Information for each Non-Independent Trustee (“Interested Trustee”) follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Funds’ advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to the Trust’s operations is One South Street, Baltimore, Maryland, 21202.

The following individuals hold the same position with the Funds and the Trust.

Independent Trustees

Name, Date of Birth, Position with the Fund and Length of Time Served^[1],^[2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Joseph R. Hardiman Director, Corvis 5/27/37 Chairman since 2004 and Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Corvis Corporation3 (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998 to January 2004) and Director, Circon Corp.^[3] (medical instruments) (November 1998 to January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985)	51

Richard R. Burt 2/03/47 Trustee since 2002	Chairman, Diligence LLC (international information collection and risk-management firm (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.^[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining^[3] (mining and exploration) (1998 to February 2001), Archer Daniels Midland Company^[3] (agribusiness operations) (October 1996 to June 2001) and Anchor Gaming (gaming software and equipment) (March 1999 to December 2001); Chairman of the Board, Weirton Steel Corporation^[3] (April 1996-2004)	54

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Name, Date of Birth, Position with the Fund and Length of Time Served^[1],^[2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
S. Leland Dill 3/28/30 Trustee since 1986 for Scudder Advisor Funds since 1993 for Scudder Investment Portfolios	Trustee, Phoenix Euclid Market Neutral Funds (since May 1998), Phoenix Funds (25 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat and Marwick (June 1956 to June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989 to May 1992), Coutts (USA) International (January 1992 to March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991 to March 1999); General Partner, Pemco (investment company) (June 1979 to June 1986); Trustee, Phoenix Zweig Series Trust (September 1989 to May 2004)	51

Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund); Trustee of the TIAA-CREF Mutual funds (53 portfolios) (since February 2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985 to January 2001)	51

Richard J. Herring 2/18/46 Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995 to June 2000)	51

Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998)	51

Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present)	51

Philip Saunders, Jr. 10/11/35 Trustee since 1986 for Scudder Advisor Funds since 1993 for Scudder Investment Portfolios	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); and President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	51

William N. Searcy 9/03/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation^3 (telecommunications) (November 1989 to October 2003)	51

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Interested Trustee

William N. Shiebler^[4] 2/06/42 Trustee since 2004	Vice Chairman, Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	128

Officers

Name, Date of Birth, Position with the Fund and Length of Time Served^[1],^[2]	Business Experience and Directorships During the Past 5 Years
Julian F. Sluyters^[6] 7/14/60 President and Chief Executive Officer since 2004	Managing Director^[5], Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004), Scudder Global Commodities Stock Fund, Inc. (since July 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

Kenneth Murphy^[7] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Director^[5], Deutsche Asset Management (September 2000 to present). Formerly, Director, John Hancock Signature Services (1992-2000)

Paul H. Schubert^[6] 1/11/63 Chief Financial Officer, 2004-present	Managing Director^[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Charles A. Rizzo^[7] 8/05/57 Treasurer since 2002	Managing Director^[5], Deutsche Asset Management (since April 2004). Formerly, Director, Deutsche Asset Management (April 2000 to March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

John Millette^[7] 8/23/62 Secretary since 2003	Director^[5], Deutsche Asset Management

Lisa Hertz^[6] 8/21/70 Assistant Secretary, 2004-present	Vice President, Deutsche Asset Management

Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003	Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-present); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Caroline Pearson^[7] 4/01/62 Assistant Secretary, since 2002	Managing Director^5, Deutsche Asset Management

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Name, Date of Birth, Position with the Fund and Length of Time Served^[1],^[2]	Business Experience and Directorships During the Past 5 Years

Bruce A. Rosenblum 9/14/60 Vice President since 2003 and Assistant Secretary since 2002	Director^[5], Deutsche Asset Management

Scott M. McHugh^[7] 9/13/71 Assistant Treasurer since 2005	Director^[5], Deutsche Asset Management Director^5, Deutsche Asset Management

Salvatore Schiavone^[7] 11/03/65 Assistant Treasurer since 2003

Kathleen Sullivan D’Eramo^[7] 1/25/57 Assistant Treasurer since 2003	Director^[5], Deutsche Asset Management

Philip Gallo^[6] 8/02/62 Chief Compliance Officer since 2004	Managing Director^[5], Deutsche Asset Management (2003 to present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

^[1]	Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

^[2]	Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder Advisor Funds of which this fund is a series.

^[3]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (“1934 Act”).

^[4]	Mr. Shiebler is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler’s business address is 345 Park Avenue, New York, New York 10154.

^[5]	Executive title, not a board directorship.

^[6]	Address: 345 Park Avenue, New York, New York 10154.

^[7]	Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM or an affiliate serves as the advisor.

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Officer’s Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson: Secretary

Trustee Ownership in the Funds^1

Trustee	Dollar Range of Beneficial Ownership in the Funds	Aggregate Dollar Range of Ownership as of 12/31/04 in all Funds Overseen by Trustee in the Fund Complex^[2]
Independent Trustees:
Richard R. Burt	None	Over $100,000
S. Leland Dill	None	Over $100,000
Martin J. Gruber	None	Over $100,000
Joseph R. Hardiman	None	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	None	Over $100,000
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy	None	Over $100,000
William N. Shiebler	None	Over $100,000

^[1]	The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Funds’ deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

^[2]	Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Trustee’s economic interest is tied to the securities, employment ownership and securities when the Trustee can exert voting power and when the Trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Richard R. Burt		None
S. Leland Dill		None
Martin J. Gruber		None
Joseph R. Hardiman		None
Richard Herring		None
Graham E. Jones		None
Rebecca W. Rimel		None

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Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Philip Saunders, Jr.		None
William N. Searcy		None

As of April 13, 2005, the Trustees and officers of the Trust owned, as a group, less than 1% percent of the outstanding shares of the Funds.

To each Fund’s knowledge, as of April 13, 2005, no person owned of record or beneficially 5% or more of any class of a Fund’s outstanding shares, except as noted below.

Fund and Class	Name and Address of Beneficial Owner	Number of Shares	Percentage of Fund Shares
VIT EAFE Equity Index Class A	HARTFORD LIFE INSURANCE CO SERIES IIIB 200 HOPMEADOW ST WEATOGUE CT 06089-9793	1,059,252.785	5.99%

VIT EAFE Equity Index Class A	GREAT WEST LIFE & ANNUITY INS CO 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	1,080,609.258	6.11%

VIT EAFE Equity Index Class A	GREATWEST LIFE & ANNUITY INS CO BENEFITS CORP EQUITIES ATTN TODD SEXTON 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	946,241.552	5.35%

VIT Equity 500 Index Class B	LINCOLN BENEFIT LIFE VARIABLE ACCOUNT ATTN ACCTNG FINANCIAL CONTROL TEAM 544 LAKEVIEW PKWY VERNON HILLS IL 60061-1826	295,952.146	7.07%

VIT Equity 500 Index Class A	LINCOLN NATIONAL LIFE INSURANCE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	30,788,183.098	49.96%

VIT Small Cap Index Class A	LINCOLN NATIONAL LIFE INSURANCE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	13,399,553.996	43.45%

VIT EAFE Equity Index Class A	LINCOLN NATIONAL LIFE INSURANCE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	2,661,938.378	15.06%

VIT Equity 500 Index Class B	LINCOLN NATIONAL LIFE INSURANCE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	1,833,483.049	43.83%

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Fund and Class	Name and Address of Beneficial Owner	Number of Shares	Percentage of Fund Shares
VIT Small Cap Index Class B	LINCOLN NATIONAL LIFE INSURANCE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	1,000,986.036	37.95%

VIT EAFE Equity Index Class B	LINCOLN NATIONAL LIFE INSURANCE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	928,236.307	43.37%

VIT Equity 500 Index Class B	LINCOLN NATIONAL LIFE INS 1300 S CLINTON ST FORT WAYNE IN 46802-3518	251,013.623	6.00%

VIT Equity 500 Index Class A	LINCOLN NATIONAL LIFE MF ACCOUNTING 1300 S CLINTON ST FORT WAYNE IN 46802-3518	14,772,342.145	23.97%

VIT EAFE Equity Index Class A	TRAVELERS LIFE & ANNUITY COMPANY 1 CITYPLACE HARTFORD CT 06103	1,106,935.124	6.26%

VIT Small Cap Index Class A	TRAVELERS INSURANCE COMPANY ATTN SHAREHOLDER ACCOUNTING UNIT PO BOX 990027 HARTFORD CT 06199-0027	3,215,894.679	10.43%

VIT EAFE Equity Index Class A	TRAVELERS INSURANCE COMPANY ATTN SHAREHOLDER ACCOUNTING UNIT PO BOX 990027 HARTFORD CT 06199-0027	1,642,280.212	9.29%

VIT Small Cap Index Class B	SUN LIFE ASSURANCE CO OF CANADA US ATTN KELLEY BERNIER 1 SUN LIFE EXECUTIVE PARK WELLESLEY HLS MA 02481-5699	136,493.333	5.18%

VIT EAFE Equity Index Class A	INTEGRITY LIFE INSURANCE CO 515 W MARKET ST FL 8 LOUISVILLE KY 40202-3333	1,563,645.847	8.85%

VIT Equity 500 Index Class B	INTEGRITY LIFE INSURANCE CO 515 W MARKET ST FL 8 LOUISVILLE KY 40202-3333	917,525.051	21.93%

VIT Small Cap Index Class B	INTEGRITY LIFE INSURANCE CO 515 W MARKET ST FL 8 LOUISVILLE KY 40202-3333	298,145.353	11.30%

VIT EAFE Equity Index Class B	INTEGRITY LIFE INSURANCE CO 515 W MARKET ST FL 8 LOUISVILLE KY 40202-3333	771,272.532	36.04%

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Fund and Class	Name and Address of Beneficial Owner	Number of Shares	Percentage of Fund Shares
VIT EAFE Equity Index Class A	NATIONAL INTEGRETY LIFE INS CO 515 W MARKET ST FL 8 LOUISVILLE KY 40202-3333	935,888.008	5.29%

VIT Equity 500 Index Class B	NATIONAL INTEGRETY LIFE INS CO 515 W MARKET ST FL 8 LOUISVILLE KY 40202-3333	857,808.270	20.51%

VIT EAFE Equity Index Class B	NATIONAL INTEGRETY LIFE INS CO 515 W MARKET ST FL 8 LOUISVILLE KY 40202-3333	262,149.254	12.25%

VIT Small Cap Index Class A	MASSMUTUAL LIFE INS CO 1295 STATE STREET SPRINGFIELD MA 01111-0001	2,024,223.408	6.56%

VIT Small Cap Index Class A	CM LIFE INSURANCE CO 1295 STATE STREET SPRINFIELD MA 01111	2,156,054.441	6.99%

VIT EAFE Equity Index Class A	PHOENIX HOME LIFE INS CO 101 MUNSON ST GREENFIELD MA 01301-9684	923,241.769	5.22%

VIT EAFE Equity Index Class A	PHOENIX HOME LIFE VARIABLE INSURANCE CO 101 MUNSON ST GREENFIELD MA 01301-9684	1,178,902.424	6.67%

VIT Equity 500 Index Class A	PHOENIX HOME LIFE INSURANCE CO ATTN BRIAN COOPER 10 KREY BLVD RENSSELAER NY 12144-9681	3,539,651.920	5.74%

VIT Small Cap Index Class B	JEFFERSON PILOT FINANCIAL INS CO JPF SEPARATE ACCOUNT A 1 GRANITE PL MSC 1S03 CONCORD NH 03301-3258	713,546.954	27.05%

Information Concerning Committees and Meetings of Trustees

The Board of Trustees of the Trust and the Portfolio Trust met nine times during the calendar year ended December 31, 2004 and each Trustee attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Trustees on which such Trustee served.

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Board Committees. The Trust’s Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board currently has the following committees:

Audit Committee. The Audit Committee, formerly known as the Audit and Compliance Committee, selects the independent registered public accounting firm for each Fund, confers with the independent registered public accounting firm regarding each Fund’s financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit Committee approves all significant services proposed to be performed by the independent registered public accounting firm and considers the possible effect of such services on their independence. The members of the Audit Committee are S. Leland Dill (Chair) and all of the Independent Trustees. The Audit Committee met seven times during the calendar year ended December 31, 2004.

Nominating and Governance Committee. The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Trustees, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates.* Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Funds. The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met three times during the calendar year ended December 31, 2004.

Valuation Committee. The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by the Funds in accordance with the Funds’ Valuation Procedures. Messrs. Herring, Gruber and Saunders (Chair) are members of the Committee with Messrs. Burt, Dill, Hardiman, Jones, Searcy and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met six times during the calendar year ended December 31, 2004 for each of the Funds with the exception of EAFE Equity Index Fund where the Valuation Committee met 22 times.

Additional Committees. The Board of Trustees has established a Fixed Income Committee and an Equity Committee. The members of the Fixed Income Committee are Messrs. Dill, Jones and Searcy (Chairperson) and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber (Chairperson), Hardiman, Herring and Saunders. The Fixed Income and Equity Committees periodically review the investment performance of the Funds. The Fixed Income Committee met five times and the Equity Committee met five times during the calendar year ended December 31, 2004.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the committee are Messrs. Herring (Chairperson) and Gruber. This committee was established in December 2004 and therefore held one meeting during the calendar year 2004.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, and (ii) general compliance matters relating to the Funds. The members of the Legal/Regulatory/Compliance Committee are Messrs. Burt and Hardiman and Ms. Rimel (Chairperson). This committee was established December 2004 and met one time in 2004.

Expense/Operations Committee: The Expense/Operations Committee (previously known as the Operations Committee) (i) monitors the Funds’ total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Funds’ custody, fund accounting and insurance arrangements, and (iii) reviews the Funds’ investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Messrs. Saunders and Searcy. This committee met five times in 2004.

Remuneration. Officers of the Funds receive no direct remuneration from the Funds. Officers and Trustees of the Funds who are officers or Trustees of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. Each Trustee who is not an “interested person” of the Funds receives compensation from the Funds for his or her services, which includes an annual retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent Trustee receives a fee for each telephonic Audit

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Committee or Board meeting in which he or she participates. Each Independent Trustee also may receive a fee for certain special committee meetings attended. In addition, the Chair of the Audit Committee receives an annual fee for his services.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following table shows compensation received by each Trustee from the Trust and the Funds and aggregate compensation from the Fund Complex during the calendar year 2004.

Name of Trustee	Compensation from VIT Equity 500 Index Fund	Compensation from VIT EAFE Equity Index Fund	Compensation from VIT Small Cap Index Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Funds and the Fund Complex^[1]
Richard R. Burt	$3,011	$952	$1,864	$0	$198,370
S. Leland Dill	$2,642	$918	$1,812	$0	$155,500
Martin J. Gruber	$2,494	$851	$1,578	$0	$136,000
Joseph R. Hardiman^[2]	$2,550	$861	$1,609	$0	$139,000
Richard J. Herring^[2]	$2,529	$856	$1,596	$0	$138,000
Graham E. Jones	$2,512	$853	$1,587	$0	$137,000
Rebecca W. Rimel^[2]	$3,030	$956	$1,875	$0	$164,120
Philip Saunders, Jr.^[2]	$2,529	$856	$1,596	$0	$138,000
William N. Searcy	$2,831	$899	$1,752	$0	$149,500

^[1]	During calendar year 2004, the total number of funds overseen by each Trustee was 55 funds, except for Mr. Burt who oversaw 58 funds.

^[2]	Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $144,897, $57,154, $56,554 and $126,888, respectively, was deferred pursuant to a deferred compensation plan.

^[3]	Aggregate compensation reflects amounts paid to the Trustees for special meetings of ad hoc committees of the New York Board in connection with the possible consolidation of the various Scudder Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $31,120 for Mr. Burt, $3,000 for Mr. Dill, $3,000 for Mr. Gruber, $3,000 for Mr. Hardiman, $4,000 for Mr. Herring, $3,000 for Mr. Jones, $31,120 for Ms. Rimel, $4,000 for Mr. Saunders and $2,000 for Mr. Searcy. These meeting fees were borne by the Advisor.

^[4]	Mr. Burt also served on the Germany Fund’s Board in 2004, for which he received the compensation indicated.

Certain funds in the Fund Complex, including these Funds, have adopted Retirement Plans for Trustees who are not employees of the Trust, the Trust’s Administrator or their respective affiliates (each a “Retirement Plan”). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after

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completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by the fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Ms. Rimel, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt, 2 years.

Estimated Annual Benefits Payable By Fund Complex Upon Retirement

Years of Service	Chair Audit Committee	Other Participants
6 years	$4,900	$3,900
7 years	$9,800	$7,800
8 years	$14,700	$11,700
9 years	$19,600	$15,600
10 years or more	$24,500	$19,500

Effective February 12, 2001, the Board of Trustees of the Trust, as well as the Fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Trustees. The amendments provided that no further benefits would accrue to any current or future Trustees and included a onetime payment of benefits accrued under the Plan to Trustees, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Trustee’s election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.

Any Trustee who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Hardiman, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Trustees may select from among certain funds in the Scudder Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Trustees’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Agreement to Indemnify Independent Trustees for Certain Expenses. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, the Funds’ investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, its trustees and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Funds and in light of the rebuttable presumption generally afforded to independent trustees of investment companies that they have not engaged in disabling conduct, the Funds’ investment advisor has also agreed, subject to applicable law and regulation, to indemnify the Funds’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with

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respect to any proceeding or action with respect to which the Trust’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or its shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Funds’ investment advisor will survive the termination of the investment management agreement between the investment advisor and the Funds.

Board Consideration of the Advisory Contract

The Investment Advisory Agreement is dated April 30, 2003, has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees or by a majority of the outstanding voting securities of each Fund, and in either event, by a majority of the Independent Trustees of the Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose. In approving the Fund’s Investment Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, carefully considered (1) the nature, quality and costs (expense ratio) of services provided and to be provided to the Fund and, in that context, the performance of the Fund, including the Fund’s performance relative to its benchmark and its peer group; (2) the Advisor’s compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly, from certain securities lending, custody and brokerage relationships between the Fund and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from (i) arrangements to sweep the Fund’s excess cash at the end of the day into an affiliated money market fund and (ii) the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Fund. After requesting and reviewing such information as the Trustees deemed necessary, the Board concluded that the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. No one factor was identified by the Board as the principal factor in determining whether to approve the Investment Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Each Fund or the Advisor may terminate the Investment Advisory Agreement on sixty days’ written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Investment Advisory Agreement permits DeAM, Inc. to delegate some or all of its duties to a non-affiliated sub-advisor.

On August 5, 2004, the Board approved a sub-advisory agreement between DeAM, Inc. and NTI (and recommended to shareholders that they approve the sub-advisory agreement on behalf of the Funds). In determining whether to approve the sub-advisory agreement for the Funds, the Board considered various factors and reviewed various materials furnished by DeAM, Inc. and NTI, including: (i) the prior investment performance of comparable accounts managed by NTI relative to broad-based indices and to comparably managed mutual funds, (ii) the investment approach of NTI, and (iii) the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the Funds. The Board also considered the following factors: the financial strength and resources of NTI; the favorable history, reputation, qualifications and background of NTI; DeAM, Inc.’s relationship with NTI; the proposed sub-advisory fees; and the proposed nature and quality of services to be provided by NTI. The Board also considered that DeAM, Inc. would be responsible for any payment of fees to NTI as sub-advisor and that the Funds would not have any responsibility for paying such fees. The Independent Trustees were advised by separate legal counsel throughout this process.

The sub-advisory agreement provides that the sub-advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the sub-advisory agreement relates, except

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a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the sub-advisor in the performance of its duties or from reckless disregard by the sub-advisor of its obligations and duties under the sub-advisory agreement.

Code of Ethics

The Board of Trustees of the Funds has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust’s Code of Ethics permits Fund personnel to invest in securities that may be purchased or held by the Funds for their own accounts, but requires compliance with the Code’s pre-clearance requirements (with certain exceptions). In addition, the Trust’s Code of Ethics provides for trading “blackout periods” that prohibit trading by Fund personnel within periods when the Funds are trading in the same security. The Trust’s Code of Ethics also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Funds’ Advisor and its affiliates have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (“Consolidated Code”). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code’s preclearance requirements. Among other things, the Consolidated Code also provides for trading “blackout periods” that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Northern Trust Investments, N.A. has adopted a code of ethics (the “NTI Code of Ethics”) under Rule 17j-1 of the 1940 Act. The NTI Code of Ethics permits personnel, subject to the Code of Ethics and its provisions, to invest in securities, including securities that may be purchased or held by a Fund.

Investment Advisor

Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc., (“DeAM, Inc.”) with offices at 280 Park Avenue, New York, NY 10017, acts as the Funds’ Investment Advisor. The Advisor is an indirect wholly-owned subsidiary of Deutsche Bank AG (“Deutsche Bank”), an international commercial and investment banking group. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DeAM, subject to the supervision and direction of the Board of Trustees of the Trust, manages the Funds in accordance with each Fund’s investment objectives and stated policies. The Investment Advisory Agreement provides for each Fund to pay the Advisor a fee, accrued daily and paid monthly, equal on an annual basis to 0.20% of the average daily net assets of the Equity 500 Index Fund, 0.35% of the average daily net assets of the Small Cap Index Fund and 0.45% of the average daily net assets of the EAFE® Equity Index Fund. The Advisor has voluntarily undertaken to waive the fees and to reimburse the Funds for certain expenses so that total operating expenses of the Class A Shares of the Equity 500 Index Fund, Small Cap Index Fund and EAFE® Equity Index Fund will not exceed 0.30%, 0.45%, and 0.65%, respectively, and total operating expenses of the Class B Shares of the Equity 500 Index Fund, Small Cap Index Fund and EAFE® Equity Index Fund will not exceed 0.55%, 0.70%, and 0.90%, respectively. Effective May 1, 2002, the Advisor may recoup any of its waived investment advisory fees within the following three years if the Fund is able to make the repayment without exceeding its current expense limits.

For the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002, the Advisor earned 1,449,209, $990,440 and $833,823, respectively, as compensation for investment advisory services provided to the Equity 500 Index Fund. During the same periods, the Advisor reimbursed $97,667 $18,414 and $87,630, respectively, to the Fund to cover expenses.

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For the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002, the Advisor earned $1,372,564, $720,674 and $546,060 for investment advisory services provided to the Small Cap Index Fund. During the same periods, the Advisor reimbursed $114,333, $350,904 and $252,303, respectively, to the Fund to cover expenses.

For the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002, the Advisor earned $638,611, $296,037 and $402,337, respectively, for investment advisory services provided to the EAFE® Equity Index Fund. During the same periods, the Advisor reimbursed $234,726, $293,740 and $240,640, respectively, to the Fund to cover expenses.

Investment Sub-Advisor

NTI, 50 South LaSalle Street, Chicago, IL 60675, serves as investment sub-advisor pursuant to the terms of a Sub-Advisory Agreement between it and the Funds’ Advisor, DeAM, Inc. NTI manages the investment and reinvestment of the Funds’ assets. NTI will provide such investment advice, research and assistance as DeAM, Inc. may, from time to time, reasonably request. NTI has served as sub-advisor for each Fund since April 25, 2003.

NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of December 31, 2004, NTI had approximately $274 billion of assets under management.

The Northern Trust Company is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company.

DeAM, Inc. compensates NTI out of its advisory fee. Pursuant to the sub-advisory agreement with DeAM, Inc., NTI receives an annual fee, paid monthly in arrears, from DeAM, Inc. For Equity 500 Index Fund, DeAM, Inc. pays NTI 0.015% of the first $2 billion of the Fund’s average daily net assets, 0.010% of the next $2 billion of such net assets and 0.005% of such net assets exceeding $4 billion. For EAFE® Equity Index Fund, DeAM, Inc. pays NTI 0.09% of the first $100 million of the Fund’s average daily net assets, 0.0675% of the next $400 million of such net assets and 0.030% of such net assets exceeding $500 million. For Small Cap Index Fund, DeAM, Inc. pays NTI 0.08% of the first $100 million of the Fund’s average daily net assets, 0.04% of the next $400 million of such net assets and 0.020% of such net assets exceeding $500 million.

For the fiscal year ended December 31, 2004, DeAM, Inc. paid $83,743 to NTI, as compensation for investment sub-advisory services provided to the Equity 500 Index Fund.

For the fiscal year ended December 31, 2004, DeAM, Inc. paid $187,838 to NTI, as compensation for investment sub-advisory services provided to the Small Cap Index Fund.

For the fiscal year ended December 31, 2004, DeAM, Inc. paid $103,869 to NTI, as compensation for investment sub-advisory services provided to the EAFE® Equity Index Fund.

Compensation of Portfolio Managers

As of December 31, 2004, the compensation for NTI’s index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. The annual incentive award is discretionary and is based on the overall financial performance of The Northern Trust Company, the overall performance of the investment management unit plus a qualitative evaluation of each portfolio manager’s performance and contribution to his or her respective team. For the index portfolio managers, the variable incentive award is not based on performance of the Portfolios or the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

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Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each of the Funds’ Portfolio Managers, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Funds’ most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned
James B. Francis	$0
Steven Wetter	$0

Although the Portfolio Managers do not have an investment in these variable annuity Funds, the Portfolio Managers do hold shares in the retail mutual funds that have the same investment strategy as the Funds.

Conflicts of Interest

In addition to managing the assets of the Funds, each Fund’s portfolio managers may have responsibility for managing other client accounts of NTI or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) including the Funds, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the accounts. This information is provided as of each Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
James B. Francis*	17	$11,699,201	N/A	N/A
Steven Wetter	4	$521,000,000	N/A	N/A

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
James B. Francis*	35	$80,874,615	N/A	N/A
Steven Wetter	3	$3,600,000,000	N/A	N/A

Other Accounts Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
James B. Francis*	82	$48,254,937	N/A	N/A
Steven Wetter	18	$30,000,000,000	N/A	N/A

*	James B. Francis joined NTI in February 2005. The information provided is as of February 28, 2005.

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In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. NTI has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Conflicts of Interest. NTI’s portfolio managers are often responsible for managing portfolios of registered investment companies, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with NTI. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, due to varying investment restrictions among accounts or other reasons, that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. NTI has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. NTI conducts periodic reviews of trades for consistency with these policies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Funds’ Board.

Administrator

Effective January 3, 2005, the Board approved Investment Company Capital Corp. (“ICCC”), One South Street, Baltimore, MD 21202, to serve as the Administrator to the Funds replacing PFPC Inc. Under the administration agreement, the administrator is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and the Funds reasonably deem necessary for the proper administration of the Funds. The Administrator will generally assist in all aspects of the Funds’ operations; supply and maintain office facilities

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(which may be in ICCC’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declaration of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. ICCC has entered into a sub-accounting agreement with Scudder Fund Accounting Corp. (“SFAC”), a wholly owned subsidiary of Deutsche Bank. Under the agreement, SFAC performs accounting services and other related services to each Fund.

Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company, SFAC has delegated certain accounting functions to State Street Corp. The costs and expenses of such delegation are borne by ICCC, not by the Funds.

Under the Administrative Agreement, each Fund pays ICCC an annual fee based on each Fund’s average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals are paid monthly, at the annual rate of 0.03% of the Equity 500 Index Fund’s average daily net assets, 0.04% of the Small Cap Index Fund’s average daily net assets and 0.07% of the EAFE® Equity Index Fund’s average daily net assets.

The Administrative Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the Fund’s Board of Trustees or by the Administrator.

PFPC Inc. (“PFPC”) served as Administrator to the Funds until January 3, 2005.

As compensation for PFPC’s services, PFPC received from the Trust a monthly administration fee.

For the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002, Equity 500 Index Fund paid PFPC $218,176, $172,044 and $155,382, respectively, for administrative and other services provided to the Equity 500 Index Fund.

For the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002 Small Cap Index Fund paid PFPC $151,618, $114,181 and $103,203, respectively as compensation for administrative and other services provided to Small Cap Index Fund.

For the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002 EAFE® Equity Index Fund paid PFPC $101,514, $86,157 and $89,882, respectively, as compensation for administrative and other services provided to EAFE® Equity Index Fund.

Distributor

Effective January 3, 2005 the Board approved Scudder Distributors, Inc. (“SDI” or the “Distributor”), 222 South Riverside Plaza, Chicago, IL 60606, an affiliate of the Advisor, as the distributor for the Funds. SDI serves as the distributor for the Funds’ shares to separate accounts of the Companies, for which it receives no separate fee from the Funds.

Until January 3, 2005, PFPC Distributors, Inc. (the “Distributor”) served as the distributor of the Funds’ shares to separate accounts of the Companies, for which it received no separate fee from the Funds.

Distribution Plan. The Trust has adopted a distribution plan on behalf of the Class B shares of the EAFE® Equity Index Fund, Equity 500 Index Fund and the Small Cap Index Fund (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan permits the Funds to pay the Distributor for remittance directly or indirectly to a participating dealer, shareholder servicing agent, life insurance company or other applicable party a fee in an amount

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not to exceed 0.25% of the average daily net assets of such Fund under a Fund Participation Agreement, Service Agreement, Sub-Distribution Agreement, or other similar agreement which provides for investment in Class B shares.

The Distributor is authorized, pursuant to the Plan, to pay for anything reasonably designed to enhance sales or retention of shareholders and for the provision of services to shareholders of the Trust, including but not limited to: purchase advertising for the Class B Shares, pay for promotional or sales literature and make payments to sales personnel affiliated with it for their efforts in connection with sales of Class B Shares.

The Distributor provides the Trustees for their review, on a quarterly basis, a written report of the amounts expended under the Plan.

The Plan is subject to annual approval by the Trustees. The Plan is terminable at any time, without penalty, by a vote of a majority of the non-interested Trustees or by vote of a majority of the outstanding shares of each of the Funds. The Plan may not be amended to increase materially the amount that may be spent for distribution by a Fund without the approval of a majority of the outstanding voting securities of that Fund. Once terminated, no further payments shall be made under the Plan notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.

The Plan was adopted because of its anticipated benefit to the Funds. These anticipated benefits include increased promotion and distribution of the Funds’ shares, an enhancement in the Funds’ ability to maintain accounts and improve asset retention and increased stability of net assets for the Funds. For the fiscal year ended December 31, 2004, the Class B Shares of the Funds paid fees under the Plan according to the table below.

	12b-1 Fees (Class B Shares)	Shareholder Servicing Fees
Equity 500 Index Fund	$81,725	$239,676
Small Cap Index Fund	$62,284	$220,518
EAFE® Equity Index Fund	$27,905	$168,389

Custodian and Transfer Agent

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the Funds. As custodian, it holds the Funds’ assets.

PFPC serves as transfer agent of the Trust. Under its transfer agency agreement with the Trust, PFPC maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Funds and causes to be distributed any dividends and distributions payable by the Funds.

State Street Bank and Trust Company and PFPC may be reimbursed by the Funds for out-of-pocket expenses.

Technically, the shareholders of the Funds are the Companies that offer the Funds as an investment option for certain variable annuity contracts and variable life insurance policies, and tax-qualified plans. Effectively, ownership of Funds shares is passed through to Contract holders. The holders of the shares of the Funds on the records of the Trust are the Companies and no information concerning the portfolio holdings of specific Contract holders is maintained by the Trust. The Companies place orders for the purchase and redemption of Fund shares with the Trust reflecting the investment premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of Fund shares and distributions thereon for individual Contract holders; and they prepare and mail to Contract holders confirmations and periodic account statements reflecting such transactions and holdings.

The Funds may compensate certain Companies for record keeping and other administrative services performed with regard to holdings of Class B shares as an expense of the Class B shares. These fees are included within the “Other Expenses” category in the fee table for the Funds in the Class B shares prospectus (see ‘How Much Investors Pay’).

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In addition, the Advisor may, from time to time, pay from its own resources certain Companies for record keeping and other administrative services related to Class A and B shares of the Funds held by such Companies on behalf of their Contract holders.

Expenses

In addition to the fees of the Advisor, the Funds are responsible for the payment of all other expenses incurred in the operation of each Fund, which include, among other things, expenses for legal and independent auditors’ services, charges of each Fund’s custodian and transfer agent, SEC fees, a pro rata portion of the fees of the Trust’s Independent Trustees and officers, accounting costs for reports sent to Contract owners, each Fund’s pro rata portion of membership fees in trade organizations, a pro rata portion of the fidelity bond coverage for the Trust’s officers, interest, brokerage and other trading costs, taxes, all expenses of computing each Fund’s net asset value per share, expenses involved in registering and maintaining the registration of the Funds’ shares with the SEC and qualifying each Fund for sale in various jurisdictions and maintaining such qualification, litigation and other extraordinary or non-recurring expenses. However, other typical Fund expenses, such as Contract owner servicing, distribution of reports to Contract owners and prospectus printing and postage, will be borne by the relevant Company.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Trust and the Funds.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, acts as Independent Registered Public Accounting Firm of the Trust and each Fund. Ernst & Young LLP audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

PROXY VOTING GUIDELINES

The Funds have delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Funds have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, but PFPC is not an affiliate of the Advisor. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

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The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: www.scudder.com (type “proxy voting” in the search field).

ORGANIZATION OF THE TRUST

The Trust was organized on January 18, 1996, under the laws of the Commonwealth of Massachusetts. Effective April 30, 2000, the Trust’s name changed from BT Insurance Funds Trust to Deutsche Asset Management VIT Funds. Effective May 19, 2003, the Trust’s name changed to Scudder Investments VIT Funds. The Funds are separate series of the Trust. The Trust offers shares of beneficial interest of the Funds and the Trust’s other series, par value $0.001 per share. The shares of the series of the Trust are offered through separate Prospectuses. No series of shares has any preference over any other series. All shares, when issued, will be fully paid and nonassessable. The Trust’s Board of Trustees has the authority to create additional series without obtaining shareholder approval. The EAFE® Equity Index Fund, Equity 500 Index Fund and the Small Cap Index Fund each offer two classes of shares: Class A and Class B.

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its

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obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligation.

Through their separate accounts, the Companies are the Funds’ sole stockholders of record. Under the 1940 Act, a Company owning 25% or more of the outstanding securities of a Fund could be deemed to control the Fund. Nevertheless, when a shareholders’ meeting occurs, each Company solicits and accepts voting instructions from its Contract owners who have allocated or transferred monies for an investment in the Fund as of the record date of the meeting. Each Company then votes the Fund’s shares that are attributable to its Contract owners’ interests in the Funds in proportion to the voting instructions received. Each Company will vote any share that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the prospectuses for its variable annuities and variable life insurance policies.

Each share of the Funds is entitled to one vote, and fractional shares are entitled to fractional votes. Fund shares have non-cumulative voting rights, so the vote of more than 50% of the shares can elect 100% of the Trustees.

The Trust is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval.

Each Fund is available only to owners of variable annuity or variable life insurance policies issued by the Companies through their respective separate accounts and may also be sold to certain tax qualified plans. Each Fund does not currently foresee any disadvantages to Contract owners arising from offering its shares to variable annuity and variable life insurance policy separate accounts simultaneously, and the Board of Trustees monitors events for the existence of any material irreconcilable conflict between or among Contract owners. If a material irreconcilable conflict should arise, one or more separate accounts, could withdraw their investment in a Fund. This could possibly force a Fund to sell portfolio securities at disadvantageous prices. Each Company will bear the expenses of establishing separate portfolios for its variable annuity and variable life insurance separate accounts if such action becomes necessary; however, in such event ongoing expenses that are ultimately borne by Contract owners would likely increase due to the loss of economies of scale benefits that can be provided to mutual funds with substantial assets.

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors, some of which may be subject to special tax rules. Current and prospective investors are urged to consult their own tax advisor with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possible with retroactive effect.

Taxation of the Funds

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, a Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a)

Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and, for tax years beginning after October 22, 2004, net income derived from an interest in a “qualified publicly traded partnership” (i.e., a partnership that is traded on an established security market or tradable on a secondary market, other than a partnership

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that derives 90 percent of its income from interest, dividends, capital gains, and other traditional permitted mutual fund income).

(b)	Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

(c)	Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. If more than 50% of the value of a Fund’s total assets consists of securities issued by foreign corporations, the Fund will be eligible to elect to pass through to shareholders their proportionate share of any foreign taxes paid. The result of such an election would be that shareholders would include in income the amount of such taxes paid, and may be entitled to take credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

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Tax Effects of Certain Transactions. A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other investment strategies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

A Fund’s investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Each Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in a Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by such Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Variable Contract Diversification Requirements. The Code and Treasury Department regulations promulgated thereunder require that mutual funds that are offered through insurance company separate accounts must meet certain diversification requirements to preserve the tax-deferred benefits provided by the variable contracts that are offered in connection with such separate accounts. The Advisor intends to diversify the Funds’ investments in accordance with those requirements. Accordingly, each Fund will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days of such last day no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For this purpose, obligations of the US Treasury and each US Government agency or instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a variable annuity contract owner’s control of the investments of a separate account may cause the variable contract owner, rather than the separate account’s sponsoring insurance company, to be treated as the owner of the assets held by the separate account. If the variable annuity contract owner were considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the variable annuity contract owner’s gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Funds will be able to operate as described currently in the Prospectus or that the Funds will not have to change their investment policies or goals.

Distributions

Each Fund distributes substantially all of its net investment income and net recognized long-term and short-term capital gains to shareholders each year. Each Fund distributes income dividends annually. In addition, each Fund may make additional capital gains distributions at other times, if required, to remain in compliance with the applicable tax provisions. All dividends and distributions will be automatically reinvested in additional shares of the Fund that paid the dividend or distribution. The prospectus for a Company’s variable annuity or variable life insurance policies describe the frequency of distributions to Contract owners and the federal income tax treatment of distributions from such contracts to Contract owners.

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Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or corporate excise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

The foregoing is only a summary of certain material US federal income tax consequences affecting the Funds. Current and prospective investors are advised to consult their own tax advisor with respect to the particular tax consequences to them of an investment in the Funds.

FINANCIAL STATEMENTS

The audited financial statements for the Funds for the year ended December 31, 2004 are incorporated herein by reference to the Funds’ Annual Reports dated December 31, 2004. A copy of a Fund’s Annual Report may be obtained without charge by contacting the Customer Service Center at the telephone number shown in the contract Prospectus.

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APPENDIX

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of long-term securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality

Description of Moody’s Corporate Bond Ratings:

Aaa — Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such, bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C — Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through Caa in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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Description of S&P’s Corporate Bond Ratings:

AAA — Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A — Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB — Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B — Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC — Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC—Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C — The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI — The rating CI is reserved for income bonds on which no interest is being paid.

D — Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) or MINUS (-) — The ratings from “AA” through “CC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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Investment Advisor of each Fund

DEUTSCHE ASSET MANAGEMENT, INC.

Investment Sub-Advisor of each Fund

NORTHERN TRUST INVESTMENTS, N.A.

Administrator

INVESTMENT COMPANY CAPITAL CORP.

Distributor

SCUDDER DISTRIBUTORS, INC.

Custodian

STATE STREET BANK AND TRUST COMPANY

Transfer Agent

SCUDDER INVESTMENTS SERVICE COMPANY

Independent Registered Public Accounting Firm

ERNST & YOUNG LLP

Counsel

WILLKIE FARR & GALLAGHER LLP

No person has been authorized to give any information or to make any representations other than those contained in the Trust’s Prospectuses, its Statement of Additional Information or the Trust’s official sales literature in connection with the offering of the Trust’s shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

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The Report to Shareholders is attached herewith.

[LOGO OMITTED]

SCUDDER

INVESTMENTS

Scudder VIT Equity 500 Index Fund

ANNUAL REPORT

December 31, 2004

Scudder VIT Equity 500 Index Fund

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS. WE ADVISE YOU TO CONSIDER THE FUND’S OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank AG. The Fund is subject to investment risks, including possible loss of principal amount invested. There is no guarantee that the Fund will be able to mirror the S&P 500® Index closely enough to track its performance.

2

Scudder VIT Equity 500 Index Fund

LETTER TO SHAREHOLDERS

ALL PERFORMANCE QUOTED IN THIS REPORT IS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURN FIGURES QUOTED. PERFORMANCE QUOTED FOR THE FUND DOES NOT INCLUDE THE EFFECT OF CONTRACT CHARGES, WHICH WOULD LOWER THE RETURNS PRESENTED. RETURNS ARE NET OF THE FUND’S MANAGEMENT FEES AND OTHER OPERATING EXPENSES. RETURNS WOULD HAVE BEEN LOWER IF CERTAIN OF THE FUND’S FEES AND EXPENSES HAD NOT BEEN WAIVED. FOR THE FUND’S MOST RECENT MONTH-END PERFORMANCE, CALL (800) 621-1048.

In the following interview, the portfolio management team discusses Scudder VIT Equity 500 Index Fund’s market environment and performance during the 12-month period ended December 31, 2004.

Q: HOW DID SCUDDER VIT EQUITY 500 INDEX FUND PERFORM OVER THE ANNUAL PERIOD?

A: Scudder VIT Equity 500 Index Fund tracked its benchmark, the Standard & Poor’s 500® Index, 1 for the 12 months ended December 31, 2004. The fund produced a total return of 10.59% (Class A shares) for the year, compared with 10.88% for the benchmark. (Past performance is no guarantee of future results. Please see pages 4 and 6 for the performance of Class B and for more complete performance information.) The fund outperformed the Lipper S&P 500 Index Objective Funds category average annual return of 10.21%. 2

Q: WHAT WERE THE PRIMARY FACTORS AFFECTING THE MARKET DURING THE PAST 12 MONTHS?

A: In 2004, the US economy continued its now 13-quarter economic expansion. Equity prices, which reached their low point in October 2002, have recovered over the past nine quarters. Economic growth, shifted from being consumption-driven to being one that is propelled by businesses and business investment. Corporate executives remain cautiously optimistic: inflation is still relatively under control (with the Consumer Price Index 3 running at approximately 2.3%), and the Federal Reserve Board (the ‘Fed’) 4 is expected to continue its ‘measured pace’ policy of interest rate increases. On a trade-weighted basis, the dollar continues to decline, but the willingness of those abroad to own US assets remains resilient, as return on capital and profitability within the United States is superior to Europe and Japan.

The year 2004 began with some positive economic momentum from the previous year. During the first quarter, gross domestic product was a healthy 4%, but for investors, the one missing piece of the puzzle was significant job growth (a leading indicator of the health of the US economy). According to the government’s nonfarm payroll reports, only 50,000 new jobs were created in the first quarter. As the Fed pondered this statistic, it seemed ready to hold interest rates steady for all of 2004.

As we moved into the second quarter, however, the rate of job growth picked up substantially. The early April nonfarm payroll report indicating that 300,000 jobs had been added was what investors needed in order to feel that the economy was in full recovery, and the Fed began a series of short-term interest rate increases. Mixed in with relief that job growth had finally materialized was anxiety that the Fed action would be prolonged. The Fed raised short-term interest rates by 0.25% in June and at each of its four remaining meetings through the end of the

[1]	The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. ‘Standard & Poor’s,’ ‘S&P 500,’ ‘Standard & Poor’s 500’ and ‘500’ are trademarks of The McGraw-Hill Companies Inc., and have been licensed for use by the Fund’s investment advisor. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

[2]	The Lipper S&P 500 Index Objective Funds category represents funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500 Index, including reinvested dividends. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

[3]	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food, and transportation.

[4]	The 7-member Board of Governors that oversees Federal Reserve Banks establishes monetary policy (interest rates, credit, etc.) and monitors the economic health of the country.

3

Scudder VIT Equity 500 Index Fund

LETTER TO SHAREHOLDERS

year. In the second half of the year, the US economic expansion displayed resiliency, maintaining a 4% growth rate while weathering a spike in oil prices up to $55 per barrel. Job growth continued at a steady pace, and oil prices began to recede by year-end.

Consumer spending was steady throughout 2004, though disappointing earnings results persisted in business sectors such as retail, airlines and major drug manufacturers. Home sales and equity continued to show strength, with substantial price gains throughout the year. And job growth remained at a sufficient pace to pick up some of the resource slack in the labor market. As we moved into the fourth quarter, inflationary pressures began to take hold, and concern over depreciation of the US dollar emerged as a factor. However, a decisive conclusion to a tight presidential contest relieved a lot of the uncertainty that investors had felt going into the fourth quarter. The market, while not necessarily indicating a preference for either candidate beforehand, was relieved that it would not have to adjust to the policies of a new administration at a time when the economy was somewhat vulnerable. At the end of December, we saw renewed confidence among investors that the economy was on a firm footing.

After marking time for much of 2004, the stock market ended the year with a strong finishing kick, securing a second consecutive year of gains for stocks. The fourth quarter served as a classic example of how stock market gains historically have tended to come in brief, intense bursts. If you subtract the results of the final three months, the S&P 500 Index would have been up a mere 1.65% for the year.

Much of the gain for 2004 can be credited to better-than-expected earnings, as 63% of the S&P 500 Index companies’ most recent quarterly earnings reports exceeded Wall Street analysts’ expectations. Also driving results was a positive change in market psychology. Early in the year, stock market investors were notably fretful about several issues: the war on terrorism, rising oil prices, rising short-term interest rates, uncertainty about the outcome of the Bush-Kerry presidential race and mixed economic signals,

INVESTMENT REVIEW

	CUMULATIVE TOTAL RETURNS				AVERAGE ANNUAL TOTAL RETURNS
Periods Ended December 31, 2004	1 Year	3 Years	5 Years	Since Inception[1]	1 Year	3 Years	5 Years	Since Inception[1]
					Class A (inception 10-1-97)
					Class B (inception 4-30-02)
Scudder VIT Equity 500 Index Fund
Class A	10.59%	10.10%	(12.24)%	38.57%	10.59%	3.26%	(2.58)%	4.60%
Class B	10.32%	n/a	n/a	16.26%	10.32%	n/a	n/a	5.80%
S&P 500 Index[2]	10.88%	11.15%	(10.98)%	42.53%	10.88%	3.59%	(2.30)%	5.01%
Lipper S&P 500 Index Objective Fund Average[3]	10.21%	9.14%	(13.33)%	37.72%	10.21%	2.96%	(2.82)%	4.51%

ALL PERFORMANCE IN THIS REPORT IS HISTORICAL AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKETING CONDITIONS, SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURN FIGURES QUOTED. FOR THE FUND’S MOST RECENT MONTH-END PERFORMANCE, CALL (800) 621-1048. PERFORMANCE QUOTED FOR THE FUND DOES NOT INCLUDE THE EFFECT OF CONTRACT CHARGES, WHICH WOULD LOWER THE RETURNS PRESENTED. RETURNS ARE NET OF THE FUND’S MANAGEMENT FEES AND OTHER OPERATING EXPENSES. RETURNS WOULD HAVE BEEN LOWER IF CERTAIN OF THE FUND’S FEES AND EXPENSES HAD NOT BEEN WAIVED. PERFORMANCE FIGURES FOR CLASSES A AND B DIFFER BECAUSE EACH CLASS MAINTAINS A DISTINCT EXPENSE STRUCTURE. TOTAL RETURN IS BASED ON NET CHANGE IN NET ASSET VALUE, ASSUMING THE REINVESTMENT OF ALL DISTRIBUTIONS.

[1]	The Fund’s inception dates are: Class A Shares: October 1, 1997, Class B Shares: April 30, 2002. Benchmark returns are for comparative purposes relative to Class A Shares and are for the period beginning September 30, 1997 for the S&P 500 Index and for the Lipper S&P 500 Index Objective Fund Average.

[2]	The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

[3]	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

4

Scudder VIT Equity 500 Index Fund

LETTER TO SHAREHOLDERS

TEN LARGEST STOCK HOLDINGS

As of December 31, 2004

(percentages are based on total net assets of the Fund)

A Fund’s holdings are subject to change.

General Electric Co.	3.37%
Exxon Mobil Corp.	2.88
Microsoft Corp.	2.53
Citigroup, Inc.	2.18
Wal-Mart Stores, Inc.	1.95
Pfizer, Inc.	1.77
Bank of America Corp.	1.65
Johnson & Johnson Co.	1.64
American International Group, Inc.	1.49
International Business Machines Corp.	1.43

Information concerning portfolio holdings of the Fund as of the most recent month end will be posted to scudder.com on the 15th of the following month.

among other issues. In the fourth quarter, however, oil prices stabilized, the election was resolved, it became evident that the Federal Reserve would raise rates at a moderate pace, and economic news turned more favorable. As a result, bearishness gradually morphed into bullishness, and money increasingly flowed into stocks.

Q: WHICH AREAS WITHIN THE S&P 500 INDEX WERE THE BEST AND WORST PERFORMERS?

A: The S&P 500 Index concluded 2004 with a 10.88% return, which included a strong fourth quarter finish of 9.23%. Value stocks outpaced growth stocks both during the fourth quarter and year. During the quarter, the S&P 500 Barra Value Index1 rose 9.93% versus 8.51% for the S&P 500 Barra Growth Index.2 For the year, value stocks, up 15.71%, outperformed growth stocks, up 6.13%, by 9.58%. The small- and mid-cap segments continued their buoyant pace during the quarter with the S&P MidCap 400 Index 3 up 12.16% and the S&P SmallCap 600 Index 4 increasing by 13.00%. This year, the performance differential across capitalization segments was even more pronounced. For the year, the S&P MidCap 400 Index increased by 16.48%, while the S&P SmallCap 600 Index increased by 22.68%.

All S&P 500 Index sectors generated positive results for the year with the energy sector increasing the sharpest at 31.54%. Other strong-performing sectors for the year included utilities, telecomm services, and industrials, which advanced by 24.28%, 19.85% and 18.03%, respectively. Information technology and health care dampened the index’s return advancing by only 2.54% and 1.67%, respectively, for the year.

Q: ANY FINAL THOUGHTS FOR INVESTORS?

A: Recent economic indicators point to both the manufacturing and nonmanufacturing indices easing from their high rates of expansion to more sustainable rates. In addition, US job growth continued at a moderate pace in December (157,000 new jobs), as the unemployment rate remained steady at 5.4%. And even though high energy costs and commodity inflation continued to have a braking effect on both consumer spending and earnings growth of companies, it would appear that US economic growth will continue at a moderate pace. While underlying income and spending trends have remained positive for the US consumer, some recent structural and directional changes, such as a low household savings rate, growing consumer spending debt levels and high fuel costs could constrain economic progress if job creation does not continue at a significantly strong pace.

SECTOR ALLOCATION

As of December 31, 2004

(percentages are based on market value* of total investments in the Fund)

A Fund’s sector allocation is subject to change.

Financials	20.66%
Information Technology	15.35
Industrials	12.65
Health Care	12.12
Consumer Discretionary	11.73
Consumer Staples	10.53
Energy	6.95
Telecommunication Services	3.27
Utilities	3.16
Other	3.58

100.00%

*	Excluding Cash Equivalents & Securities Lending Collateral.

[1]	S&P 500 Barra Value Index is an unmanaged capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios.

[2]	The S&P 500 Barra Growth Index is an unmanaged capitalization-weighted index of all the stocks in the S&P 500 Index that have high price-to-book ratios.

[3]	S&P MidCap 400 Index is an unmanaged index that tracks the stock movement of 400 mid-sized US companies.

[4]	S&P SmallCap 600 Index is an unmanaged index that tracks the stock movement of 600 small-cap US companies.

Index returns assume reinvestment of dividends and capital gains, and unlike fund returns, do not reflect fees and expenses. A direct investment in an index is not possible.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER.

THE MANAGER’S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION.

5

Scudder VIT Equity 500 Index Fund

PERFORMANCE COMPARISON

[GRAPHIC OMITTED]

PLOT POINTS FOLLOW:

Scudder VIT Equity 500 Index Fund—Class A Shares and S&P 500 Index Growth of a $10,000 Investment (Since Inception)

	Scudder VIT Equity 500 Index Fund	S&P 500 Index
10/1/97	$10,000	$10,000
10/31/97	9,600	9,666
11/30/97	10,020	10,114
12/31/97	10,190	10,287
1/31/98	10,300	10,402
2/28/98	11,030	11,152
3/31/98	11,580	11,723
4/30/98	11,770	11,841
5/31/98	11,560	11,637
6/30/98	12,030	12,110
7/31/98	11,870	11,981
8/31/98	10,180	10,249
9/30/98	10,820	10,906
10/31/98	11,690	11,793
11/30/98	12,390	12,507
12/31/98	13,116	13,228
1/31/99	13,641	13,780
2/28/99	13,219	13,352
3/31/99	13,744	13,886
4/30/99	14,259	14,423
5/31/99	13,919	14,083
6/30/99	14,682	14,865
7/31/99	14,218	14,401
8/31/99	14,146	14,330
9/30/99	13,765	13,938
10/31/99	14,620	14,820
11/30/99	14,908	15,121
12/31/99	15,789	16,011
1/31/00	14,999	15,208
2/29/00	14,718	14,920
3/31/00	16,153	16,379
4/30/00	15,665	15,886
5/31/00	15,342	15,561
6/30/00	15,717	15,945
7/31/00	15,467	15,696
8/31/00	16,424	16,671
9/30/00	15,550	15,791
10/31/00	15,488	15,724
11/30/00	14,260	14,485
12/31/00	14,331	14,556
1/31/01	14,831	15,073
2/28/01	13,478	13,698
3/31/01	12,624	12,830
4/30/01	13,603	13,827
5/31/01	13,686	13,919
6/30/01	13,353	13,581
7/30/01	13,218	13,448
8/31/01	12,385	12,606
9/30/01	11,375	11,588
10/31/01	11,594	11,809
11/30/01	12,479	12,715
12/31/01	12,585	12,827
1/31/02	12,396	12,639
2/28/02	12,155	12,395
3/31/02	12,606	12,861
4/30/02	11,840	12,082
5/31/02	11,756	11,993
6/30/02	10,905	11,139
7/30/02	10,064	10,271
8/31/02	10,127	10,338
9/30/02	9,024	9,214
10/31/02	9,812	10,025
11/30/02	10,390	10,615
12/31/02	9,777	9,992
1/31/03	9,522	9,731
2/28/03	9,373	9,585
3/31/03	9,469	9,678
4/30/03	10,237	10,475
5/31/03	10,765	11,027
6/30/03	10,904	11,168
7/30/03	11,098	11,365
8/30/03	11,314	11,586
9/30/03	11,184	11,463
10/30/03	11,819	12,112
11/30/03	11,916	12,219
12/31/03	12,530	12,859
1/31/04	12,756	13,096
2/28/04	12,928	13,278
3/31/04	12,734	13,077
4/30/04	12,529	12,872
5/31/04	12,703	13,048
6/30/04	12,943	13,297
7/31/04	12,518	12,853
8/31/04	12,562	12,901
9/30/04	12,693	13,036
10/31/04	12,888	13,232
11/30/04	13,410	13,763
12/31/04	13,857	14,253

Graph start date for S&P 500 Index is 9/30/97.

Not depicted in graph: growth of $10,000 for B Shares from inception through December 31, 2004:$11,626.

	AVERAGE ANNUAL TOTAL RETURNS
Periods Ended December 31, 2004	1 Year	3 Years	5 Years	Since Inception Class A 10-1-97
Scudder VIT Equity 500 Index Fund—Class A Shares	10.59%	3.26%	(2.58)%	4.60%

			AVERAGE ANNUAL TOTAL RETURNS
Periods Ended December 31, 2004			1 Year	Since Inception Class B 4-30-02
Scudder VIT Equity 500 Index Fund—Class B Shares			10.32%	5.80%

ALL PERFORMANCE IN THIS REPORT IS HISTORICAL AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKETING CONDITIONS, SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURN FIGURES QUOTED. FOR THE FUND’S MOST RECENT MONTH-END PERFORMANCE, CALL (800) 621-1048. PERFORMANCE QUOTED FOR THE FUND DOES NOT INCLUDE THE EFFECT OF CONTRACT CHARGES, WHICH WOULD LOWER THE RETURNS PRESENTED. RETURNS ARE NET OF THE FUND’S MANAGEMENT FEES AND OTHER OPERATING EXPENSES. RETURNS WOULD HAVE BEEN LOWER IF CERTAIN OF THE FUND’S FEES AND EXPENSES HAD NOT BEEN WAIVED. PERFORMANCE FIGURES FOR CLASSES A AND B DIFFER BECAUSE EACH CLASS MAINTAINS A DISTINCT EXPENSE STRUCTURE. TOTAL RETURN IS BASED ON NET CHANGE IN NET ASSET VALUE, ASSUMING THE REINVESTMENT OF ALL DISTRIBUTIONS.

[1]	The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

6

Scudder VIT Equity 500 Index Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund’s costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The ‘Ending Account Value’ shown is derived from the fund’s ACTUAL return for the past six month period, the ‘Expense Ratio’ column shows the period’s annualized expense ratio, and the ‘Expenses Paid During Period’ column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled ‘Expenses Paid During Period.’

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires open-end mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ONGOING costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Scudder VIT Equity 500 Index Fund does not charge any sales loads, redemption fees or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/01/04	Ending Account Value 12/31/04	Expense Ratio [1]	Expenses Paid During Period 7/01/04 - 12/31/04 [2]
SCUDDER VIT EQUITY 500 INDEX FUND
ACTUAL FUND RETURN
Class A	$1,000.00	$1,070.60	0.30%	$1.56
Class B	$1,000.00	$1,068.90	0.55%	$2.86

HYPOTHETICAL 5% RETURN
Class A	$1,000.00	$1,023.63	0.30%	$1.53
Class B	$1,000.00	$1,022.37	0.55%	$2.80

[1]	Annualized, based on the Class’s most recent fiscal half-year expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

7

Scudder VIT Equity 500 Index Fund

SCHEDULE OF INVESTMENTS December 31, 2004

SHARES	SECURITY	VALUE
57,000	COMMON STOCKS — 98.74%	$4,677,990
	3M Co.
116,400	Abbott Laboratories	5,430,060
21,800	ACE Ltd.	931,950
68,900	ADC Telecommunications, Inc. [1]	184,652
17,500	Adobe Systems, Inc.	1,097,950
3,200	Adolph Coors Co.—Class B	242,144
28,800	Advanced Micro Devices, Inc. [1]	634,176
45,200	AES Corp. [1]	617,884
10,800	Aetna, Inc.	1,347,300
8,800	Affiliated Computer Services, Inc.— Class A [1]	529,672
37,400	AFLAC, Inc.	1,490,016
34,718	Agilent Technologies, Inc. [1]	836,704
17,400	Air Products & Chemicals, Inc.	1,008,678
5,500	Alberto-Culver Co.	267,135
27,142	Albertsons, Inc.	648,151
64,276	Alcoa, Inc.	2,019,552
8,000	Allegheny Energy, Inc. [1]	157,680
7,650	Allegheny Technologies, Inc.	165,775
9,200	Allergan, Inc.	745,844
19,600	Allied Waste Industries, Inc. [1]	181,888
52,200	Allstate Corp.	2,699,784
23,600	ALLTEL Corp.	1,386,736
28,400	Altera Corp. [1]	587,880
150,700	Altria Group, Inc.	9,207,770
8,250	Ambac Financial Group, Inc.	677,572
6,300	Amerada Hess Corp.	518,994
12,700	Ameren Corp.	636,778
27,040	American Electric Power Co.	928,554
92,000	American Express Co.	5,186,040
191,189	American International Group, Inc.	12,555,382
15,700	American Power Conversion Corp.	335,980
16,900	American Standard Cos., Inc. [1]	698,308
7,384	AmerisourceBergen Corp.	433,293
93,208	Amgen, Inc. [1]	5,979,293
23,100	AmSouth Bancorp	598,290
17,121	Anadarko Petroleum Co.	1,109,612
26,700	Analog Devices, Inc.	985,764
13,400	Andrew Corp. [1]	182,642
59,400	Anheuser-Busch Cos., Inc.	3,013,362
25,100	AON Corp.	598,886
24,312	Apache Corp.	1,229,458
7,100	Apartment Investment & Management Co.— Class A	273,634
14,163	Apollo Group, Inc.— Class A [1]	1,143,096
29,200	Apple Computer, Inc. [1]	1,880,480
13,300	Applera Corp.—Applied Biosystems Group	278,103
122,900	Applied Materials, Inc. [1]	2,101,590
29,400	Applied Micro Circuits Corp. [1]	123,774
50,575	Archer-Daniels-Midland Co.	1,128,328
12,700	Archstone — Smith Trust	$486,410
6,100	Ashland, Inc.	356,118
58,004	AT&T Corp.	1,105,556
17,800	AutoDesk, Inc.	675,510
43,900	Automatic Data Processing, Inc.	1,946,965
18,200	AutoNation, Inc. [1]	349,622
5,500	AutoZone, Inc. [1]	502,205
34,430	Avaya, Inc. [1]	592,196
7,500	Avery Dennison Corp.	449,775
33,600	Avon Products, Inc.	1,300,320
26,640	Baker Hughes, Inc.	1,136,729
7,600	Ball Corp.	334,248
296,310	Bank of America Corp.	13,923,607
59,900	Bank of New York Co., Inc.	2,001,858
6,900	Bard (C. R.), Inc.	441,462
4,600	Bausch & Lomb	296,516
47,200	Baxter International, Inc.	1,630,288
40,900	BB&T Corp.	1,719,845
7,072	Bear Stearns Cos., Inc.	723,536
19,800	Becton, Dickinson & Co.	1,124,640
23,300	Bed Bath & Beyond, Inc. [1]	928,039
135,800	BellSouth Corp.	3,773,882
6,200	Bemis Co., Inc.	180,358
23,350	Best Buy Co., Inc.	1,387,457
6,800	Big Lots, Inc. [1]	82,484
24,590	Biogen Idec, Inc. [1]	1,637,940
19,825	Biomet, Inc.	860,207
13,000	BJ Services Co.	605,020
5,400	Black & Decker Corp.	476,982
13,000	Block (H&R), Inc.	637,000
15,900	BMC Software, Inc. [1]	295,740
63,100	Boeing Co.	3,266,687
63,400	Boston Scientific Corp. [1]	2,253,870
146,246	Bristol-Myers Squibb Co.	3,746,823
23,456	Broadcom Corp.— Class A [1]	757,160
7,400	Brown-Forman Corp.	360,232
7,500	Brunswick Corp.	371,250
28,500	Burlington Northern Santa Fe Corp.	1,348,335
30,200	Burlington Resources, Inc.	1,313,700
45,889	Calpine Corp. [1,2]	180,803
28,000	Campbell Soup Co.	836,920
17,300	Capital One Financial Corp.	1,456,833
31,149	Cardinal Health, Inc.	1,811,314
32,800	Caremark Rx, Inc. [1]	1,293,304
47,000	Carnival Corp.	2,708,610
25,000	Caterpillar, Inc.	2,437,750
76,493	Cendant Corp.	1,788,406
20,200	CenterPoint Energy, Inc.	228,260
9,000	Centex Corp.	536,220
10,950	CenturyTel, Inc.	388,396
154,866	ChevronTexaco Corp.	8,132,014
14,900	Chiron Corp. [1]	496,617

See Notes to Financial Statements.

8

Scudder VIT Equity 500 Index Fund

SCHEDULE OF INVESTMENTS December 31, 2004

SHARES	SECURITY	VALUE
14,500	Chubb Corp.	$1,115,050
47,900	Ciena Corp. [1]	159,986
9,400	CIGNA Corp.	766,758
10,665	Cincinnati Financial Corp.	472,033
11,300	Cinergy Corp.	470,419
13,500	Cintas Corp.	592,110
16,000	Circuit City Stores, Inc.	250,240
488,500	Cisco Systems, Inc. [1,2]	9,428,050
14,900	CIT Group, Inc.	682,718
381,274	Citigroup, Inc.	18,369,781
26,300	Citizens Communications Co.	362,677
13,300	Citrix Systems, Inc. [1]	326,249
41,834	Clear Channel Communications, Inc.	1,401,021
12,400	Clorox Co.	730,732
13,716	CMS Energy Corp. [1]	143,332
13,200	Coach, Inc. [1]	744,480
176,800	Coca-Cola Co.	7,360,184
36,100	Coca-Cola Enterprises, Inc.	752,685
40,200	Colgate-Palmolive Co.	2,056,632
165,986	Comcast Corp.—Class A [1]	5,524,014
13,400	Comerica, Inc.	817,668
7,400	Compass Bancshares, Inc.	360,158
41,950	Computer Associates International, Inc.	1,302,967
14,800	Computer Sciences Corp. [1]	834,276
31,600	Compuware Corp. [1]	204,452
15,698	Comverse Technology, Inc. [1]	383,816
39,900	ConAgra Foods, Inc.	1,175,055
51,544	ConocoPhillips	4,475,566
18,500	Consolidated Edison Co. of New York, Inc.	809,375
13,300	Constellation Energy Group	581,343
9,700	Convergys Corp. [1]	145,403
6,300	Cooper Industries Ltd.— Class A	427,707
7,200	Cooper Tire & Rubber Co.	155,160
100,749	Corning, Inc. [1]	1,185,816
35,400	Costco Cos., Inc.	1,713,714
41,598	Countrywide Financial Corp.	1,539,542
14,500	CSX Corp.	581,160
3,600	Cummins, Inc.	301,644
28,300	CVS Corp.	1,275,481
10,685	Dana Corp.	185,171
23,200	Danaher Corp.	1,331,912
11,050	Darden Restaurants, Inc.	306,527
18,300	Deere & Co.	1,361,520
184,200	Dell, Inc. [1]	7,762,188
35,973	Delphi Corp.	324,476
9,500	Delta Air Lines, Inc. [1,2]	71,060
37,400	Devon Energy Corp.	1,455,608
7,100	Dillard’s, Inc.—Class A	190,777
24,847	Dollar General Corp.	516,072
25,716	Dominion Resources, Inc.	1,742,002
15,700	Dover Corp.	$658,458
70,316	Dow Chemical Co.	3,481,345
4,700	Dow Jones & Co., Inc.	202,382
11,900	DTE Energy Co.	513,247
73,845	Du Pont (E.I.) de Nemours & Co.	3,622,097
69,800	Duke Energy Corp. [2]	1,768,034
28,735	Dynegy, Inc.—Class A [1]	132,756
29,300	E*TRADE Financial Corp. [1]	438,035
6,400	Eastman Chemical Co.	369,472
20,100	Eastman Kodak Co.	648,225
10,200	Eaton Corp.	738,072
48,581	eBay, Inc. [1]	5,648,999
17,300	Ecolab, Inc.	607,749
25,400	Edison International	813,562
44,186	El Paso Corp.	459,534
22,500	Electronic Arts, Inc. [1]	1,387,800
36,200	Electronic Data Systems Corp.	836,220
176,600	EMC Corp. [1]	2,626,042
31,300	Emerson Electric Co.	2,194,130
8,500	Engelhard Corp.	260,695
17,600	Entergy Corp.	1,189,584
8,000	EOG Resources, Inc.	570,880
8,200	Equifax, Inc.	230,420
32,000	Equity Office Properties Trust	931,840
23,100	Equity Residential	835,758
50,550	Exelon Corp.	2,227,738
6,300	Express Scripts, Inc. [1]	481,572
474,517	Exxon Mobil Corp.	24,323,741
13,726	Family Dollar Stores, Inc.	428,663
71,700	Fannie Mae	5,105,757
12,200	Federated Department Stores, Inc.	705,038
6,400	Federated Investors, Inc.— Class B	194,560
21,860	FedEx Corp.	2,152,991
42,692	Fifth Third Bancorp	2,018,478
62,519	First Data Corp.	2,659,558
10,500	First Horizon National Corp.	452,655
26,284	FirstEnergy Corp.	1,038,481
15,701	Fiserv, Inc. [1]	631,023
8,600	Fisher Scientific International, Inc. [1]	536,468
7,000	Fluor Corp.	381,570
138,902	Ford Motor Co.	2,033,525
26,500	Forest Laboratories, Inc. [1]	1,188,790
10,900	Fortune Brands, Inc.	841,262
12,800	FPL Group, Inc.	956,800
19,400	Franklin Resources, Inc.	1,351,210
51,800	Freddie Mac	3,817,660
13,300	Freeport-McMoran Copper & Gold, Inc.—Class B	508,459
29,032	Freescale Semiconductor, Inc.— Class B [1]	533,028
20,300	Gannet Co., Inc.	1,658,510
65,625	Gap, Inc.	1,386,000

See Notes to Financial Statements.

9

Scudder VIT Equity 500 Index Fund

SCHEDULE OF INVESTMENTS December 31, 2004

SHARES	SECURITY	VALUE
23,300	Gateway, Inc. [1]	$140,033
15,000	General Dynamics Corp.	1,569,000
778,100	General Electric Co.	28,400,650
29,064	General Mills, Inc.	1,444,771
40,230	General Motors Corp.	1,611,614
11,200	Genuine Parts Co.	493,472
17,700	Genzyme Corp. [1]	1,027,839
17,677	Georgia-Pacific Corp.	662,534
30,908	Gilead Sciences, Inc. [1]	1,081,471
74,200	Gillette Co.	3,322,676
22,600	Golden West Financial Group	1,388,092
35,400	Goldman Sachs Group, Inc.	3,683,016
7,200	Goodrich Corp.	235,008
14,700	Goodyear Tire & Rubber Co. [1,2]	215,502
5,700	Grainger (W.W.), Inc.	379,734
3,600	Great Lakes Chemical Corp.	102,564
22,900	Guidant Corp.	1,651,090
31,300	Halliburton Co.	1,228,212
21,700	Harley-Davidson, Inc.	1,318,275
9,100	Harrah’s Entertainment, Inc.	608,699
21,051	Hartford Financial Services Group, Inc.	1,459,045
14,359	Hasbro, Inc.	278,277
30,700	HCA, Inc.	1,226,772
19,700	Health Management Associates, Inc.—Class A	447,584
26,200	Heinz (H. J.) Co.	1,021,538
6,400	Hercules, Inc. [1]	95,040
17,600	Hershey Foods Corp.	977,504
222,626	Hewlett-Packard Co.	4,668,467
27,700	Hilton Hotels Corp.	629,898
160,800	Home Depot, Inc.	6,872,592
64,975	Honeywell International, Inc.	2,300,765
10,380	Hospira, Inc. [1]	347,730
12,800	Humana, Inc. [1]	380,032
15,650	Huntington Bancshares, Inc.	387,807
22,800	Illinois Tool Works, Inc.	2,113,104
15,400	IMS Health, Inc.	357,434
13,300	Ingersoll-Rand Co.— Class A	1,067,990
466,100	Intel Corp. [2]	10,902,079
122,155	International Business Machines Corp.	12,042,040
5,500	International Flavors & Fragrances, Inc.	235,620
24,168	International Game Technology	830,896
36,708	International Paper Co.	1,541,736
28,800	Interpublic Group of Cos., Inc. [1]	385,920
14,600	Intuit, Inc. [1]	642,546
7,200	ITT Industries, Inc.	608,040
13,300	Jabil Circuit, Inc. [1]	340,214
14,800	Janus Capital Group, Inc.	248,788
114,755	JDS Uniphase Corp. [1]	363,773
9,300	Jefferson-Pilot Corp.	483,228
217,818	Johnson & Johnson Co.	13,814,018
14,000	Johnson Controls, Inc.	$888,160
7,897	Jones Apparel Group, Inc.	288,793
260,844	JPMorgan Chase & Co.	10,175,524
3,900	KB HOME	407,160
31,000	Kellogg Co.	1,384,460
10,136	Kerr-McGee Corp.	585,759
30,800	KeyCorp.	1,044,120
11,100	KeySpan Corp.	437,895
37,000	Kimberly-Clark Corp.	2,434,970
10,100	Kinder Morgan, Inc.	738,613
16,321	King Pharmaceuticals, Inc. [1]	202,380
15,000	KLA-Tencor Corp. [1]	698,700
6,400	Knight-Ridder, Inc.	428,416
24,600	Kohl’s Corp. [1]	1,209,582
54,700	Kroger Co. [1]	959,438
7,800	L-3 Communications Holdings, Inc.	571,272
10,100	Laboratory Corp. of America Holdings [1]	503,182
12,700	Leggett & Platt, Inc.	361,061
19,122	Lehman Brothers Holdings, Inc.	1,672,793
9,000	Lexmark International, Inc. [1]	765,000
84,400	Lilly (Eli) & Co.	4,789,700
31,676	Limited Brands	729,182
13,600	Lincoln National Corp.	634,848
23,400	Linear Technology Corp.	906,984
7,400	Liz Claiborne, Inc.	312,354
34,000	Lockheed Martin Corp.	1,888,700
12,800	Loews Corp.	899,840
9,500	Louisiana-Pacific Corp.	254,030
56,700	Lowe’s Cos., Inc.	3,265,353
32,300	LSI Logic Corp. [1]	177,004
333,960	Lucent Technologies, Inc. [1]	1,255,690
8,500	M&T Bank Corp.	916,640
7,500	Manor Care, Inc.	265,725
26,000	Marathon Oil Corp.	977,860
17,500	Marriott International, Inc.— Class A	1,102,150
39,900	Marsh & McLennan Cos., Inc.	1,312,710
14,500	Marshall & Ilsley Corp.	640,900
34,700	Masco Corp.	1,267,591
30,200	Mattel, Inc.	588,598
23,000	Maxim Integrated Products, Inc.	974,970
22,850	May Department Stores Co.	671,790
6,700	Maytag Corp.	141,370
11,300	MBIA, Inc.	715,064
95,940	MBNA Corp.	2,704,549
8,400	McCormick & Co., Inc.	324,240
92,400	McDonald’s Corp.	2,962,344
14,800	McGraw-Hill Cos., Inc.	1,354,792
20,525	McKesson Corp.	645,716
13,365	MeadWestvaco Corp.	452,940
19,166	Medco Health Solutions, Inc. [1]	797,306
19,400	MedImmune, Inc. [1]	525,934
89,200	Medtronic, Inc. [2]	4,430,564

See Notes to Financial Statements.

10

Scudder VIT Equity 500 Index Fund

SCHEDULE OF INVESTMENTS December 31, 2004

SHARES	SECURITY	VALUE
28,600	Mellon Bank Corp.	$889,746
162,462	Merck & Co., Inc.	5,221,529
7,000	Mercury Interactive Corp. [1]	318,850
2,900	Meredith Corp.	157,180
69,900	Merrill Lynch & Co., Inc.	4,177,923
56,100	MetLife, Inc.	2,272,611
6,900	MGIC Investment	475,479
42,439	Micron Technology, Inc. [1]	524,122
800,400	Microsoft Corp.	21,378,684
2,800	Millipore Corp. [1]	139,468
14,700	Molex, Inc.	441,000
20,621	Monsanto Co.	1,145,497
9,519	Monster Worldwide, Inc. [1]	320,219
11,600	Moody’s Corp.	1,007,460
82,000	Morgan Stanley	4,552,640
177,481	Motorola, Inc.	3,052,673
20,300	Mylan Laboratories, Inc. [2] .	358,904
10,094	Nabors Industries Ltd.[1]	517,721
52,300	National City Corp.	1,963,865
25,000	National Semiconductor Corp.	448,750
6,100	Navistar International Corp. [1]	268,278
7,500	NCR Corp. [1]	519,225
27,300	Network Appliance, Inc. [1]	906,906
9,500	New York Times Co.—Class A	387,600
17,524	Newell Rubbermaid, Inc.	423,906
32,000	Newmont Mining Corp.	1,421,120
192,600	News Corp.—Class A	3,593,916
80,800	Nextel Communication, Inc.— Class A [1]	2,424,000
2,700	Nicor, Inc.	99,738
20,000	Nike, Inc.—Class B	1,813,800
18,108	NiSource, Inc.	412,500
11,200	Noble Corp. [1]	557,088
10,800	Nordstrom, Inc.	504,684
30,500	Norfolk Southern Corp.	1,103,795
33,150	North Fork Bancorporation, Inc.	956,377
14,300	Northern Trust Corp.	694,694
25,942	Northrop Grumman Corp.	1,410,207
31,000	Novell, Inc. [1]	209,250
11,300	Novellus Systems, Inc. [1]	315,157
11,800	Nucor Corp.	617,612
13,500	NVIDIA Corp. [1]	318,060
30,600	Occidental Petroleum Corp. .	1,785,816
24,800	Office Depot, Inc. [1]	430,528
8,200	OfficeMax, Inc.	257,316
13,700	Omnicom Group, Inc.	1,155,184
376,800	Oracle Corp. [1]	5,169,696
13,525	PACCAR, Inc.	1,088,492
9,300	Pactiv Corp. [1]	235,197
7,100	Pall Corp.	205,545
15,000	Parametric Technology Corp. [1]	88,350
9,500	Parker-Hannifin Corp.	719,530
29,400	Paychex, Inc.	$1,001,952
19,900	Penney (J.C.) Co., Inc.	823,860
2,200	Peoples Energy Corp.	96,690
16,592	Pepsi Bottling Group, Inc.	448,648
124,560	PepsiCo, Inc.	6,502,032
7,700	PerkinElmer, Inc.	173,173
553,843	Pfizer, Inc.	14,892,838
31,600	PG&E Corp. [1]	1,051,648
6,620	Phelps Dodge Corp.	654,850
5,300	Pinnacle West Capital Corp.	235,373
15,500	Pitney Bowes, Inc.	717,340
11,700	Plum Creek Timber Co., Inc., REIT	449,748
15,024	PMC-Sierra, Inc. [1]	169,020
22,000	PNC Financial Services Group	1,263,680
5,600	Power-One, Inc. [1]	49,952
11,500	PPG Industries, Inc.	783,840
13,760	PPL Corp.	733,133
25,200	Praxair, Inc.	1,112,580
20,900	Principal Financial Group, Inc.	855,646
185,727	Procter & Gamble Co.	10,229,843
17,408	Progress Energy, Inc.	787,538
15,100	Progressive Corp.	1,281,084
11,800	ProLogis	511,294
19,000	Providian Financial Corp. [1]	312,930
39,200	Prudential Financial, Inc.	2,154,432
18,800	Public Service Enterprise Group, Inc.	973,276
8,800	Pulte Homes, Inc.	561,440
7,300	Qlogic Corp. [1]	268,129
121,800	QUALCOMM, Inc.	5,164,320
7,522	Quest Diagnostics, Inc.	718,727
128,791	Qwest Communications International, Inc. [1]	571,832
14,300	R.R. Donnelley & Sons Co.	504,647
12,900	RadioShack Corp.	424,152
34,100	Raytheon Co.	1,324,103
5,300	Reebok International Ltd.	233,200
31,926	Regions Financial Corp.	1,136,246
10,800	Reynolds American, Inc.	848,880
12,000	Robert Half International, Inc.	353,160
13,800	Rockwell Automation, Inc.	683,790
11,700	Rockwell Collins, Inc.	461,448
15,042	Rohm & Haas Co.	665,308
9,600	Rowan Cos., Inc. [1]	248,640
4,200	Ryder System, Inc.	200,634
8,290	Sabre Holdings Corp.	183,706
10,600	SAFECO Corp.	553,744
30,600	Safeway, Inc. [1]	604,044
40,900	Sanmina—SCI Corp. [1]	346,423
61,200	Sara Lee Corp.	1,477,368
247,165	SBC Communications, Inc.	6,369,442
109,300	Schering-Plough Corp.	2,282,184
42,700	Schlumberger Ltd.	2,858,765

See Notes to Financial Statements.

11

Scudder VIT Equity 500 Index Fund

SCHEDULE OF INVESTMENTS December 31, 2004

SHARES	SECURITY	VALUE
103,100	Schwab (Charles) Corp.	$1,233,076
11,900	Scientific Atlanta, Inc.	392,819
5,353	Sealed Air Corp. [1]	285,154
14,700	Sears, Roebuck & Co.	750,141
18,910	Sempra Energy	693,619
10,300	Sherwin-Williams Co.	459,689
39,184	Siebel Systems, Inc. [1]	411,432
6,000	Sigma-Aldrich Corp.	362,760
17,400	Simon Property Group, Inc.	1,125,258
32,700	SLM Corp.	1,745,853
3,400	Snap-On, Inc.	116,824
66,900	Solectron Corp. [1]	356,577
56,200	Southern Co.	1,883,824
57,525	Southwest Airlines Co.	936,507
26,651	Sovereign Bancorp, Inc.	600,980
107,200	Sprint Corp. (FON Group)	2,663,920
25,244	St. Jude Medical, Inc. [1]	1,058,481
47,756	St. Paul Travelers Cos., Inc.	1,770,315
7,100	Stanley Works	347,829
38,350	Staples, Inc.	1,292,779
30,100	Starbucks Corp. [1]	1,877,036
14,232	Starwood Hotels & Resorts Worldwide, Inc.	831,149
26,000	State Street Corp.	1,277,120
30,702	Stryker Corp.	1,481,372
254,400	Sun Microsystems, Inc. [1]	1,368,672
20,900	SunGard Data Systems, Inc. [1]	592,097
6,100	Sunoco, Inc.	498,431
28,500	SunTrust Banks, Inc.	2,105,580
8,200	SuperValu, Inc.	283,064
45,600	Symantec Corp. [1]	1,174,656
15,550	Symbol Technologies, Inc.	269,015
20,150	Synovus Financial Corp.	575,887
48,500	Sysco Corp.	1,851,245
10,600	T. Rowe Price Group, Inc.	659,320
66,400	Target Corp.	3,448,152
10,900	TECO Energy, Inc.	167,206
5,500	Tektronix, Inc.	166,155
35,100	Tellabs, Inc. [1]	301,509
4,500	Temple-Inland, Inc.	307,800
30,650	Tenet Healthcare Corp. [1]	336,537
15,500	Teradyne, Inc. [1]	264,585
125,791	Texas Instruments, Inc.	3,096,974
9,600	Textron, Inc.	708,480
10,400	Thermo Electron Corp. [1]	313,976
9,500	Tiffany & Co.	303,715
335,048	Time Warner, Inc. [1]	6,513,333
34,400	TJX Cos., Inc.	864,472
7,500	Torchmark Corp.	428,550
17,500	Toys ‘R’ Us, Inc. [1]	358,225
22,520	Transocean, Inc. [1]	954,623
24,425	Tribune Co.	1,029,270
18,300	TXU Corp.	$1,181,448
146,906	Tyco International Ltd.	5,250,420
140,470	U.S. Bancorp	4,399,520
18,300	Union Pacific Corp.	1,230,675
21,300	Unisys Corp. [1]	216,834
83,472	United Parcel Service, Inc.— Class B	7,133,517
8,900	United States Steel Corp.	456,125
37,800	United Technologies Corp.	3,906,630
48,400	UnitedHealth Group, Inc.	4,260,652
23,900	Univision Communications, Inc.— Class A [1]	699,553
20,800	Unocal Corp.	899,392
24,649	UnumProvident Corp.	442,203
13,400	UST, Inc.	644,674
7,900	V.F. Corp.	437,502
18,400	Valero Energy Corp.	835,360
31,436	VERITAS Software Corp. [1]	897,498
202,450	Verizon Communications, Inc.	8,201,250
125,825	Viacom, Inc.—Class B	4,578,772
12,636	Visteon Corp.	123,454
6,400	Vulcan Materials Co.	349,504
119,821	Wachovia Corp.	6,302,585
311,100	Wal-Mart Stores, Inc.	16,432,302
76,400	Walgreen Co.	2,931,468
150,400	Walt Disney Co.	4,181,120
62,448	Washington Mutual, Inc.	2,640,301
42,197	Waste Management, Inc.	1,263,378
8,200	Waters Corp. [1]	383,678
8,400	Watson Pharmaceuticals, Inc.	1275,604
21,364	WellPoint, Inc. [1]	2,456,860
126,200	Wells Fargo & Co.	7,843,330
9,800	Wendy’s International, Inc.	384,748
18,900	Weyerhaeuser Co.	1,270,458
4,900	Whirlpool Corp.	339,129
43,123	Williams Cos., Inc.	702,474
16,700	Wrigley, (Wm.) Jr., Co.	1,155,473
99,700	Wyeth	4,246,223
28,015	Xcel Energy, Inc.	509,873
72,800	Xerox Corp. [1]	1,238,328
26,200	Xilinx, Inc.	776,830
9,400	XL Capital Ltd.—Class A	729,910
19,200	XTO Energy, Inc.	679,296
102,300	Yahoo!, Inc. [1]	3,854,664
20,300	Yum! Brands, Inc.	957,754
18,264	Zimmer Holdings, Inc. [1]	1,463,312
7,700	Zions Bancorp	523,831

TOTAL COMMON STOCKS (Cost $811,767,492)		833,008,263

See Notes to Financial Statements.

12

Scudder VIT Equity 500 Index Fund

SCHEDULE OF INVESTMENTS December 31, 2004

PRINCIPAL AMOUNT	SECURITY		VALUE
SHORT-TERM INSTRUMENTS—0.88%
U.S. TREASURY BILLS 3—0.88%
$36,000	1.85%,	01/06/05	$35,994
324,000	1.86%,	01/20/05	323,686
332,000	1.97%,	01/27/05	331,562
1,765,000	2.08%,	02/03/05	1,761,866
1,348,000	2.06%,	02/10/05	1,345,086
2,505,000	1.88%,	02/24/05	2,498,049
1,180,000	2.18%,	03/24/05[4]	1,174,336

TOTAL SHORT-TERM INSTRUMENTS (Cost $7,470,178)			7,470,579

SHARES	SECURITY	VALUE
	SECURITIES LENDING COLLATERAL—1.08%
	INVESTMENT IN AFFILIATED INVESTMENT COMPANIES—1.08%
9,095,050	Daily Assets Fund
	Institutional 2.25% 5,6 (Cost $9,095,050)	$9,095,050

TOTAL INVESTMENTS (Cost $828,332,720)	100.70%	$849,573,892
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.70)	(5,933,645)

NET ASSETS	100.00%	$843,640,247

[1]	Non-income producing security for the period ended December 31, 2004.

[2]	All or a portion of this security was on loan. The value of all securities loaned at December 31, 2004 amounted to $8,851,587, which is 1.05% of total net assets.

[3]	Rates shown represent annualized yield at time of purchase, not a coupon rate.

[4]	Pledged as collateral for future contracts.

[5]	Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

[6]	Represents collateral held in connection with security lending.

See Notes to Financial Statements.

13

Scudder VIT Equity 500 Index Fund

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2004
ASSETS
Investments at value (cost $819,237,670) [1]	$840,478,842
Investments in affiliated issuers, at value (cost $9,095,050) [2]	9,095,050
Cash	813,301
Receivable for securities sold	724,713
Receivable for capital shares sold	873,221
Dividends and interest receivable	1,076,425
Other assets	1,656

Total assets	853,063,208

LIABILITIES
Payable upon return of securities loaned	9,095,050
Payable for capital shares redeemed	102,050
Variation margin payable for futures contracts	10,523
Advisory fees payable	94,176
12b-1 fees payable	10,537
Accrued expenses and other	110,625

Total liabilities	9,422,961

NET ASSETS	$843,640,247

COMPOSITION OF NET ASSETS
Paid-in capital	$834,009,581
Undistributed net investment income	12,401,640
Accumulated net realized loss on investments and futures transactions	(24,073,071)
Net unrealized appreciation on investments and futures contracts	21,302,097

NET ASSETS	$843,640,247

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE (net assets divided by shares outstanding)
Class A [3]	$12.73

Class B [4]	$12.72

[1]	Including $8,851,587 of securities loaned.

[2]	Represents collateral on securities loaned.

[3]	Net asset value, redemption price and offering price per share (based on net assets of $790,304,194 and 62,064,495 shares outstanding at December 31, 2004; $0.001 par value, unlimited number of shares authorized).

[4]	Net asset value, redemption price and offering price per share (based on net assets of $53,336,053 and 4,191,602 shares outstanding at December 31, 2004; $0.001 par value, unlimited number of shares authorized).

See Notes to Financial Statements.

14

Scudder VIT Equity 500 Index Fund

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004
INVESTMENT INCOME
Dividends	$14,787,346
Interest	147,970
Securities lending income including income from Daily Assets Fund Institutional	10,959

TOTAL INVESTMENT INCOME	14,946,275

EXPENSES
Advisory fees	1,449,209
Administration and services fees	239,676
Transfer agent fees	125,723
12b-1 fees (Class B Shares)	81,725
Professional fees	66,365
Printing and shareholder reports	53,917
Trustees fees	47,256
Custodian fees	28,500
Insurance	12,605
Miscellaneous	6,112

TOTAL EXPENSES	2,111,088
Plus: Recovery of expenses previously waived by Advisor	97,667

NET EXPENSES	2,208,755

NET INVESTMENT INCOME	12,737,520

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gain from:
Investment transactions	818,400
Futures transactions	1,110,275
Net change in unrealized appreciation/depreciation of investments and futures contracts	62,935,869

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS	64,864,544

NET INCREASE IN NET ASSETS FROM OPERATIONS	$77,602,064

See Notes to Financial Statements.

15

Scudder VIT Equity 500 Index Fund

STATEMENTS OF CHANGES IN NET ASSETS

	FOR THE YEARS ENDED DECEMBER 31,
	2004	2003
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$12,737,520	$7,413,652
Net realized gain from investment and futures transactions	1,928,675	911,531
Net change in unrealized appreciation/depreciation of investments and futures contracts	62,935,869	121,448,564

Net increase in net assets from operations	77,602,064	129,773,747

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
Class A Shares	(7,389,469)	(5,476,312)
Class B Shares	(217,946)	(46,303)

Total Distributions	(7,607,415)	(5,522,615)

CAPITAL SHARE TRANSACTIONS
Net increase resulting from Class A Shares	97,437,291	109,881,687
Net increase resulting from Class B Shares	31,918,831	12,363,800

Net increase in net assets from capital share transactions	129,356,122	122,245,487

TOTAL INCREASE IN NET ASSETS	199,350,771	246,496,619

NET ASSETS
Beginning of year	644,289,476	397,792,857

End of year (including undistributed net investment income of $12,401,640 and $7,342,654, respectively)	$843,640,247	$644,289,476

See Notes to Financial Statements.

16

Scudder VIT Equity 500 Index Fund

FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED DECEMBER 31,
CLASS A SHARES	2004	2003	2002	2001	2000
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR	$11.64	$9.20	$11.98	$13.77	$15.18

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income [1]	0.21	0.15	0.14	0.09	0.13
Net realized and unrealized gain (loss) on investments and futures contracts	1.01	2.41	(2.81)	(1.77)	(1.53)

Total from investment operations	1.22	2.56	(2.67)	(1.68)	(1.40)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(0.13)	(0.12)	(0.11)	(0.10)	—
Net realized gain on investment and futures contracts	—	—	—	(0.01)	(0.01)

Total distributions	(0.13)	(0.12)	(0.11)	(0.11)	(0.01)

NET ASSET VALUE, END OF YEAR	$12.73	$11.64	$9.20	$11.98	$13.77

TOTAL INVESTMENT RETURN [2]	10.59%	28.16%[3]	(22.31)%[3]	(12.18)%[3]	(9.24)%[3]
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s omitted)	$790,304	$626,970	$394,964	$465,836	$427,855
Ratios to average net assets:
Net investment income	1.76%	1.50%	1.33%	1.06%	1.00%
Expenses after waivers, reimbursements and/or recoupments	0.29%	0.30%	0.30%	0.30%	0.30%
Expenses before waivers, reimbursements and/or recoupments	0.28%	0.30%	0.32%	0.31%	0.34%
Portfolio turnover rate	1%	1%	10%	2%[4]	3%

[1]	Calculated based on average shares.

[2]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.

[3]	If fees for the advisor and administrator were not waived, the total return would have been lower.

[4]	Portfolio turnover excludes the impact of redemption in kind.

See Notes to Financial Statements.

17

Scudder VIT Equity 500 Index Fund

FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED DECEMBER 31,		FOR THE PERIOD APRIL 30, 2002 [1] THROUGH DECEMBER 31, 2002
CLASS B SHARES	2004	2003
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$11.63	$9.20	$11.27

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income [2]	0.20	0.14	0.09
Net realized and unrealized gain (loss) on investments and futures contracts	0.99	2.40	(2.07)

Total from investment operations	1.19	2.54	(1.98)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(0.10)	(0.11)	(0.09)

Total distributions	(0.10)	(0.11)	(0.09)

NET ASSET VALUE, END OF PERIOD	$12.72	$11.63	$9.20

TOTAL INVESTMENT RETURN [3]	10.32%	27.83%	(17.56)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s omitted)	$53,336	$17,320	$2,829
Ratios to average net assets:
Net investment income	1.71%	1.29%	1.45	% [4]
Expenses after waivers, reimbursements and/or recoupments	0.54%	0.55%	0.55	% [4]
Expenses before waivers, reimbursements and/or recoupments	0.53%	0.55%	0.55	% [4]
Portfolio turnover rate	1%	1%	10%

[1]	Commencement of operations.

[2]	Calculated based on average shares.

[3]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[4]	Annualized.

See Notes to Financial Statements.

18

Scudder VIT Equity 500 Index Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION

Scudder Investments VIT Funds (the ‘Trust’) is registered under the Investment Company Act of 1940 (the ‘1940 Act’), as amended, as a diversified, open-end management investment company. The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. Scudder VIT Equity 500 Index Fund (the ‘Fund’) is one of the series the Trust offers to investors.

The Fund offers two classes of shares to investors: Class A Shares and Class B Shares. Class B Shares are subject to Rule 12b-1 fees under the 1940 Act equal to an annual rate up to 0.25% of the Class B Shares average daily net assets. All shares have equal rights with respect to voting except that shareholders vote separately on matters affecting their rights as holders of a particular class.

The investment objective of the Fund is to replicate, as closely as possible (before the deduction of expenses), the performance of the S&P 500® Index, which emphasizes stocks of large US companies.

B. VALUATION OF SECURITIES

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading (the ‘Value Time’).

An equity security is valued at its most recent sale price on the relevant exchange or over-the-counter (‘OTC’) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the ‘Calculated Mean’) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the ‘official close’ or the ‘official closing price’ or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

C. SECURITIES TRANSACTIONS, INVESTMENT INCOME AND OTHER

Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

Distribution fees specifically attributable to a class are allocated to that class. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each of the Funds. Expenses directly attributable to a Fund are charged to that Fund, while the expenses that are attributable to the Trust are allocated among the Funds based upon the relative net assets of each Fund.

D. DISTRIBUTIONS

The Fund pays annual dividends from its net investment income and makes annual distributions of any net realized capital gains to the extent they exceed capital loss carryforwards. The Fund records dividends and distributions on its books on the ex-dividend date.

E. FEDERAL INCOME TAXES

It is the Fund’s policy to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and to distribute

19

Scudder VIT Equity 500 Index Fund

NOTES TO FINANCIAL STATEMENTS

substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.

F. FUTURES CONTRACTS

The Fund may buy or sell financial futures contracts on established futures exchanges. Under the terms of a financial futures contract, the Fund agrees to receive or deliver a specific amount of a financial instrument at a specific price on a specific date.

The Fund’s investments in financial futures contracts are designed to closely replicate the benchmark index used by the Fund.

When the Fund enters into a futures contract, it is required to make a margin deposit equal to a percentage of the face value of the contract. While the contract is outstanding, the Fund may be required to make additional deposits or may have part of its deposit returned as a result of changes in the relationship between the face value of the contract and the value of the underlying security. The Fund records these payments as unrealized gains or losses. When entering into a closing transaction, the Fund realizes a gain or loss.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

G. SECURITIES LENDING

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102% of the value of domestic securities and 105% of the value of international securities. The Fund receives compensation for lending its securities either in the form of fees or by earning income, net of allocations to the lending agent and borrower, on invested cash collateral. Either the Fund or the borrower may terminate the loan. The Fund is subject to all risks associated with the investment of any cash collateral received, including, but not limited to, interest rate, market, credit and liquidity risk associated with such investments. At December 31, 2004, $9,095,050 of cash collateral was invested in the Daily Assets Fund Institutional.

H. ESTIMATES

In preparing its financial statements in conformity with US generally accepted accounting principles, management makes estimates and assumptions. Actual results may be different.

NOTE 2—FEES AND TRANSACTIONS WITH AFFILIATES

Deutsche Asset Management, Inc. (‘Advisor’ or ‘DeAM, Inc.’), an indirect, wholly-owned subsidiary of Deutsche Bank AG, is the Fund’s Advisor. The Fund pays the Advisor an annual fee based on its average daily net assets, which is calculated daily and paid monthly at the annual rate of 0.20%.

Northern Trust Investments, N.A. (‘NTI’) acts as investment sub-advisor for the Fund. As the Fund’s investment sub-advisor, NTI makes the Fund’s investment decisions. It buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. pays a fee to NTI for acting as investment sub-advisor to the Fund.

The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.30% of average daily net assets for Class A Shares and 0.55% of average daily net assets for Class B Shares until April 30, 2005.

Effective May 1, 2002, the Advisor may recoup any of its waived investment advisory fees within the following three years if the Fund is able to make the repayment without exceeding its current expense limits. During the year ended December 31, 2004, the Advisor recouped $97,667 of fees that were previously waived. At December 31, 2004, there were no amounts subject to repayment to the Advisor.

Certain officers and trustees of the Fund are also officers or directors of DeAM, Inc. These persons are not paid by the Fund for serving in these capacities.

The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $326 and $57 respectively.

20

Scudder VIT Equity 500 Index Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 3—OTHER FEES

PFPC Inc. (‘Administrator’) is the Fund’s Administrator and Transfer Agent. The Fund pays the Administrator an annual fee based on its average daily net assets, which is calculated daily and paid monthly.

State Street Bank and Trust Company (‘Custodian’) is the Fund’s Custodian. The Fund pays the Custodian an annual fee.

The Fund pays PFPC Distributors, Inc. an annual fee pursuant to Rule 12b-1, which is calculated daily and paid monthly at the annual rate of up to 0.25% of the Class B Shares average daily net assets.

NOTE 4—CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Class A Shares
	For the Year Ended December 31, 2004		For the Year Ended December 31, 2003
	Shares	Amount	Shares	Amount
Sold	17,356,257	$204,875,496	17,810,134	$177,657,325
Reinvested	638,123	7,389,469	575,243	5,476,312
Redeemed	(9,772,333)	(114,827,674)	(7,470,751)	(73,251,950)

Net increase	8,222,047	$97,437,291	10,914,626	$109,881,687

	Class B Shares
	For the Year Ended December 31, 2004		For the Year Ended December 31, 2003
	Shares	Amount	Shares	Amount
Sold	4,853,521	$57,585,613	1,860,120	$19,453,549
Reinvested	18,805	217,946	4,859	46,303
Redeemed	(2,169,348)	(25,884,728)	(683,869)	(7,136,052)

Net increase	2,702,978	$31,918,831	1,181,110	$12,363,800

NOTE 5—PURCHASE AND SALE OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2004, were $149,813,470 and $8,173,902, respectively.

NOTE 6—FEDERAL INCOME TAX

At December 31, 2004, capital contributions, accumulated undistributed net investment income, and accumulated net realized gain/(loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from adjustments related to dividends and other non-taxable distributions received by the Fund. These reclassifications resulted in the following increases/(decreases) in the components of net assets:

Undistributed Net Investment Income	Undistributed Net Realized Gain/Loss	Paid-in Capital
($71,119)	$43,888	$27,231

For federal income tax purposes, the tax basis of investments held at December 31, 2004 was $835,815,881. The net unrealized appreciation for all securities based on tax cost was $13,758,011. The aggregate gross unrealized appreciation for all investments at December 31, 2004 was $125,462,086 and the aggregate gross unrealized depreciation for all investments was $111,704,075. The difference between book basis and tax-basis unrealized appreciation/depreciation is primarily attributable to the tax deferral of losses on wash sales.

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Distributions during the years ended December 31, 2004 and 2003 were characterized as follows for tax purposes:

Distributions paid from:	2004	2003
Ordinary income	$7,607,415	$5,522,615

At December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$12,401,640
Accumulated capital loss	($16,576,761)
Unrealized appreciation/(depreciation)	$13,796,788

At December 31, 2004, the Fund had capital loss carryovers available as a reduction against future net realized capital gains of $16,576,761, all of which expires in 2011. This may be subject to certain limitations under sections 382-383 of the Internal Revenue Code. The Fund utilized $2,031,520 of its capital loss carryovers in the current year to reduce net realized gains.

NOTE 7—EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2004, the Fund’s custodian fees were reduced by $64 for custody credits earned.

21

Scudder VIT Equity 500 Index Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 8—LINE OF CREDIT

The Fund and several other funds and portfolios advised or administered by the Advisor or its affiliates (the ‘Participants’) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The Fund may borrow up to a maximum of 33% of its net assets under the agreement.

There were no significant borrowings during the year ended December 31, 2004.

NOTE 9—OPEN FUTURES

The Fund had the following open contracts at December 31, 2004:

Type of Future	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
S&P 500 Index Future	March 2005	34	Long	$10,316,450	$60,925

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The ‘market value’ presented above represents the Fund’s total exposure in such contracts whereas only the net unrealized appreciation/(depreciation) is reflected in the Fund’s net assets. Risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments, 2) an imperfect correlation between the price of the contracts and the underlying index and 3) the possibility of an illiquid secondary market.

At December 31, 2004, the Fund pledged securities with a value of $1,174,336 to cover margin requirements on open futures contracts.

NOTE 10—REGULATORY MATTERS AND LITIGATION

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (‘inquiries’) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

NOTE 11—SUBSEQUENT EVENT

Effective January 3, 2005, the Scudder VIT Equity 500 Index Fund (‘VIT Fund’) terminated the Transfer Agency, Fund Accounting, and Administration agreements with PFPC Inc. and the Distribution agreement with PFPC Distributors, Inc. (collectively, the ‘PFPC Agreements’).

Contemporaneously with the termination of the PFPC Agreements, the VIT Fund entered into new agreements to replace PFPC Inc. and PFPC Distributors, Inc. as follows: Scudder Investments Service Company (‘SISvC’) became the VIT Fund’s transfer agent; Investment Company Capital Corporation (‘ICCC’) became the VIT Fund’s administrator and fund accounting agent; and Scudder Distributors Inc. (‘SDI’) became the VIT Fund’s principal underwriter. ICCC has engaged State Street Corporation to serve as the VIT Fund’s sub-accounting agent.

The Board of Trustees of the VIT Fund approved the termination of the PFPC Agreements and authorized the VIT Fund to enter into agreements with SISvC, ICCC and SDI.

SISvC, ICCC and SDI are affiliated persons of the VIT Fund’s investment advisor.

It is not expected that the new arrangements will increase the fees that were paid by shareholders for services performed by PFPC Inc. and PFPC Distributors, Inc.

22

Scudder VIT Equity 500 Index Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Scudder Investments VIT Funds—

Scudder VIT Equity 500 Index Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Scudder VIT Equity 500 Index Fund (the ‘Fund’) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder VIT Equity 500 Index Fund at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with US generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

February 8, 2005

23

Scudder VIT Equity 500 Index Fund

TRUSTEES AND OFFICERS OF THE TRUST

The overall business and affairs of the Fund are supervised by its Board of Trustees. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund’s agreements with its investment advisor, administrator, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for exercising the Fund’s powers except those reserved for the shareholders and those assigned to the Fund’s advisor, DeAM, Inc., or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each Officer is annually elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The following information is provided for each Trustee of the Fund. The first section of the table lists information for each Trustee who is not an ‘interested person’ of the Fund (as defined in the 1940 Act) (an ‘Independent Trustee’). Information for each Non-Independent Trustee (an ‘Interested Trustee’) follows. The Interested Trustee is considered to be an interested person as defined by the 1940 Act because of his employment with either the Fund’s advisors and/or underwriter or their affiliates. The mailing address for the Trustees and Officers with respect to Fund operations is One South Street, Baltimore, Maryland, 21202.

NAME, DATE OF BIRTH, POSITION WITH THE TRUST AND LENGTH OF TIME SERVED [1,2]	BUSINESS EXPERIENCE AND DIRECTORSHIPS DURING THE PAST 5 YEARS	NUMBER OF FUNDS IN THE FUND COMPLEX OVERSEEN
INDEPENDENT TRUSTEES

Joseph R. Hardiman 5/27/37 Chairman since 2004 and Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Corvis Corporation [3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998 to January 2004) and Director, Circon Corp.[3] (medical instruments) (November 1998 to January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).	54

Richard R. Burt 2/03/47 Trustee since 2002	Chairman, Diligence LLC (international information collection and risk-management firm (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining [3] (mining and exploration) (1998 to February 2001), Archer Daniels Midland Company [3] (agribusiness operations) (October 1996 to June 2001) and Anchor Gaming (gaming software and equipment) (March 1999 to December 2001); Chairman of the Board, Weirton Steel Corporation 3 (April 1996-2004).	56

24

Scudder VIT Equity 500 Index Fund

TRUSTEES AND OFFICERS OF THE TRUST

NAME, DATE OF BIRTH, POSITION WITH THE TRUST AND LENGTH OF TIME SERVED [1,2]	BUSINESS EXPERIENCE AND DIRECTORSHIPS DURING THE PAST 5 YEARS	NUMBER OF FUNDS IN THE FUND COMPLEX OVERSEEN
INDEPENDENT TRUSTEES

S. Leland Dill 3/28/30 Trustee since 2002	Trustee, Phoenix Euclid Market Neutral Funds (since May 1998), Phoenix Funds (24 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956 to June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989 to May 1992), Coutts (USA) International (January 1992 to March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991 to March 1999); General Partner, Pemco (investment company) (June 1979 to June 1986); Trustee, Phoenix Zweig Series Trust (September 1989 to May 2004).	54

Martin J. Gruber 7/15/37 Trustee since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund); Trustee of the TIAA-CREF Mutual funds (53 portfolios) (since February 2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985 to January 2001).	54

Richard J. Herring 2/18/46 Trustee since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995 to June 2000).	54

Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, [8] open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	54

Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	54

Philip Saunders, Jr. 10/11/35 Trustee since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	54

William N. Searcy 9/03/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation [3] (telecommunications) (November 1989 to October 2003).	54

25

Scudder VIT Equity 500 Index Fund

TRUSTEES AND OFFICERS OF THE TRUST

Scudder VIT Equity 500 Index Fund

TRUSTEES AND OFFICERS OF THE TRUST

NAME, DATE OF BIRTH, POSITION WITH THE TRUST AND LENGTH OF TIME SERVED 1,2	BUSINESS EXPERIENCE AND DIRECTORSHIPS DURING THE PAST 5 YEARS	NUMBER OF FUNDS IN THE FUND COMPLEX OVERSEEN
INTERESTED TRUSTEES

William N. Shiebler [4] 2/06/42 Trustee since 2004	Chief Executive Officer in the Americas for Deutsche Asset Management (‘DeAM’) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	137

NAME, DATE OF BIRTH, POSITION WITH THE TRUST AND LENGTH OF TIME SERVED 1,2	BUSINESS EXPERIENCE AND DIRECTORSHIPS DURING THE PAST 5 YEARS
OFFICERS

Julian F. Sluyters [5] 7/14/60 President and Chief Executive Officer since 2004	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004), Scudder Global Commodities Stock Fund, Inc. (since July 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management.

Kenneth Murphy 6 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000 to present). Formerly, Director, John Hancock Signature Services (1992-2000).

Paul H. Schubert 5 1/11/63 Chief Financial Officer since 2004	Managing Director, Deutsche Asset Management (since July 2004). Formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998).

Charles A. Rizzo [6] 8/05/57 Treasurer since 2002	Managing Director, Deutsche Asset Management (since April 2004). Formerly, Director, Deutsche Asset Management (April 2000 to March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

John Millette [6] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.

Lisa Hertz 5 8/21/70 Assistant Secretary since 2004	Assistant Vice President, Deutsche Asset Management.

26

Scudder VIT Equity 500 Index Fund

TRUSTEES AND OFFICERS OF THE TRUST

NAME, DATE OF BIRTH, POSITION WITH THE TRUST AND LENGTH OF TIME SERVED 1,2	BUSINESS EXPERIENCE AND DIRECTORSHIPS DURING THE PAST 5 YEARS
OFFICERS
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003	Managing Director, Deutsche Asset Management (2002 to present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004).

Caroline Pearson [6] 4/01/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.

Bruce A. Rosenblum 9/14/60 Vice President since 2003 and Assistant Secretary since 2002	Director, Deutsche Asset Management.

Kevin M. Gay [6] 11/12/59 Assistant Treasurer since 2004	Vice President, Deutsche Asset Management.

Salvatore Schiavone [6] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

Kathleen Sullivan D’Eramo [6] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

Philip Gallo [5] 8/02/62 Chief Compliance Officer since 2004	Managing Director, Deutsche Asset Management (2003 to present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003).

[1]	Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

[2]	Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder Investments VIT Funds of which this fund is a series.

[3]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[4]	Mr. Shiebler is a Trustee who is an ‘interested person’ within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler’s business address is 280 Park Avenue, New York, New York 10017.

[5]	Address: 345 Park Avenue, New York, New York 10154.

[6]	Address: Two International Place, Boston, Massachusetts 02110.

27

Scudder VIT Equity 500 Index Fund

TAX INFORMATION (Unaudited)

DIVIDENDS RECEIVED DEDUCTION: Of the ordinary income (including short-term capital gain) distributions made by the Scudder VIT Equity 500 Index Fund during the fiscal year ended December 31, 2004, 100% qualify for the dividend received deduction available to corporate shareholders.

PROXY VOTING (Unaudited)

A description of the Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, 2004 is available on our Web site—scudder.com (type ‘proxy voting’ in the search field)—or on the SEC’s Web site—www.sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

FORM N-Q (Unaudited)

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D. C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

28

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

ABOUT THE FUND’S ADVISOR

Deutsche Asset Management, Inc., an indirect, wholly-owned subsidiary of Deutsche Bank AG, is the Fund’s Advisor.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Distributed by:

PFPC Distributors, Inc.

760 Moore Road

King of Prussia, PA 19406

[LOGO OMITTED]

SCUDDER

INVESTMENTS

A MEMBER OF

DEUTSCHE ASSET MANAGEMENT                     [GRAPHIC OMITTED]

Portfolio changes should not be considered

recommendations for action by individual investors.

VIT6SA (2/28/05) MARS#35896

[LOGO OMITTED] Printed on recycled paper

29

The Report to Shareholders is attached herewith.

[LOGO OMITTED]

SCUDDER

INVESTMENTS

Scudder VIT Equity 500 Index Fund

SEMIANNUAL REPORT

June 30, 2004

Scudder VIT Equity 500 Index Fund

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS. TO OBTAIN A PROSPECTUS, CALL YOUR FINANCIAL REPRESENTATIVE. WE ADVISE YOU TO CONSIDER THE FUND’S OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank AG. The Fund is subject to investment risks, including possible loss of principal amount invested. There is no guarantee that the Fund will be able to mirror the S&P 500® Index closely enough to track its performance.

2

Scudder VIT Equity 500 Index Fund

LETTER TO SHAREHOLDERS

ALL PERFORMANCE IN THIS REPORT IS HISTORICAL AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKETING CONDITIONS, SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURN FIGURES QUOTED. FOR THE FUND’S MOST RECENT MONTH-END PERFORMANCE, CALL 1-800-621-1048. PERFORMANCE QUOTED FOR THE FUND DOES NOT INCLUDE THE EFFECT OF CONTRACT CHARGES, WHICH WOULD LOWER THE RETURNS PRESENTED. RETURNS ARE NET OF THE FUND’S MANAGEMENT FEES AND OTHER OPERATING EXPENSES. RETURNS WOULD HAVE BEEN LOWER IF CERTAIN OF THE FUND’S FEES AND EXPENSES HAD NOT BEEN WAIVED.

This Fund is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Variable annuities are long-term, tax-deferred contracts designed for retirement purposes, asset accumulation, distribution and transference. Contract value will fluctuate based on the performance of your subaccount selection. Earnings from variable annuity investments compound tax free until withdrawal, so no adjustments are made for income taxes.

In the following interview, the portfolio management team discusses Scudder VIT Equity 500 Index Fund’s market environment and performance during the six-month period ended June 30, 2004.

Q: HOW DID SCUDDER VIT EQUITY 500 INDEX FUND PERFORM DURING THE FIRST HALF OF 2004?

A: Scudder VIT Equity 500 Index Fund tracked its benchmark, the Standard & Poor’s 500 Index (the ‘S&P 500 Index’),1 for the six months ended June 30, 2004. The Fund produced a total return of 3.30% (Class A shares) for the semiannual period, compared with 3.44% for the benchmark. (Please see pages 4 and 6 for the performance of Class B shares and more complete performance information.) The Fund outperformed the Lipper S&P 500 Index Objective Funds 2 category average semiannual return of 3.12%.

Q: WHAT WERE THE PRIMARY FACTORS AFFECTING THE US EQUITY MARKETS DURING THE PAST SIX MONTHS?

A: Following an 18-month rally in growth stocks, led by technology and semiconductor issues, equity markets traded ‘sideways’ for much of the first half of 2004, remaining within a 5% trading range. Though the conflict in Iraq continued, there were no significant turns in the market as a response to events in Iraq. Following the transfer of Iraqi sovereignty from the United States to Iraq in June, there was a slight upward movement in stocks, which did not hold. Elsewhere, the late-June federal funds rate increase of one-quarter of a percentage point was well-anticipated. Again, the market edged up on this news and then immediately sold off. Investors remain risk-wary and prone to quick sell-offs following gains. On a more positive note, late April marked one of the most favorable earnings seasons in the last five years. After a succession of positive earnings announcements, the market rallied off of its six-month lows, but it gave back those gains at the end of April and in early May.

In 2003 and through early 2004, investors favored high-beta growth stocks with relatively high price-to-earnings ratios. Then in March, many investors began to switch over to value-oriented stocks as they pursued more-defensive strategies. For the six-month period, the value portion of the S&P 500® Index outgained the growth portion by 1.45%. Now that many companies have made renewed investments in technology during 2003 and 2004, the markets are waiting for these high-tech investments to bear fruit in the form of increased earnings for more value-oriented companies.

[1]	‘S&P 500®’ is a trademark of the McGraw-Hill Companies, Inc., and has been licensed for use by the Fund’s investment advisor. The Standard & Poor’s 500 index (S&P 500®) is an unmanaged index used to portray the pattern of common stock movement of 500 large US companies.

[2]	The Lipper S&P 500 Index Objective Funds category represents funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500 index, including reinvested dividends. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees and expenses. A direct investment in an index is not possible.

3

Scudder VIT Equity 500 Index Fund

LETTER TO SHAREHOLDERS

Lastly, small-cap stocks significantly outperformed large-cap stocks in 2003 and were expected to surrender their leadership in 2004. But that has not occurred so far, as the Russell 2000® Index 1 outperformed the S&P 500® Index by 3.32% during the first half of this year.

Q: WHICH SECTORS AND STOCKS WITHIN THE S&P 500® INDEX WERE THE BEST AND WORST PERFORMERS?

A: The energy sector posted the strongest performance during the six-month period, going hand in hand with recent and significant increases in oil prices. Industrials were the second-best-performing sector. In terms of underperformers, semiconductors and equipment—one of 2003’s leading subsectors—dragged down the technology sector over the period as semiconductor stocks declined approximately 12% as a group.

The best individual stock return came from AT&T Wireless Services, Inc., which is being sold; the leading bidder for the company is Cingular. AutoDesk, Inc., a leading design software and digital content company, was the next best performer. The worst performing stock within the index was storage provider Qlogic Corp., which made a negative earnings announcement at the end of March.

[1]	The Russell 2000® Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000® Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. Index and Lipper category returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index or Lipper category.

INVESTMENT REVIEW

	CUMULATIVE TOTAL RETURNS					AVERAGE ANNUAL TOTAL RETURNS
Periods Ended June 30, 2004	6 Months	1 Year	3 Years	5 Years	Since Inception [2]	1 Year	3 Years	5 Years	Since Inception [2]
							Class A (inception 10-1-97)
							Class B (inception 4-30-02)
Scudder VIT Equity 500 Index Fund
Class A	3.30%	18.69%	(3.07)%	(11.85)%	29.43%	18.69%	(1.03)%	(2.49)%	3.90%
Class B	3.21%	18.49%	n/a	n/a	8.76%	18.49%	n/a	n/a	3.95%
S&P 500® Index [3]	3.44%	19.11%	(2.07)%	(10.55)%	32.97%	19.11%	(0.70)%	(2.20)%	4.31%
Lipper S&P 500® Index Objective Fund Average [4]	3.12%	18.35%	(3.84)%	(12.85)%	28.82%	18.35%	(1.30)%	(2.72)%	3.82%

ALL PERFORMANCE IN THIS REPORT IS HISTORICAL AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKETING CONDITIONS, SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURN FIGURES QUOTED. FOR THE FUND’S MOST RECENT MONTH-END PERFORMANCE, CALL 1-800-621-1048. PERFORMANCE QUOTED FOR THE FUND DOES NOT INCLUDE THE EFFECT OF CONTRACT CHARGES, WHICH WOULD LOWER THE RETURNS PRESENTED. RETURNS ARE NET OF THE FUND’S MANAGEMENT FEES AND OTHER OPERATING EXPENSES. RETURNS WOULD HAVE BEEN LOWER IF CERTAIN OF THE FUND’S FEES AND EXPENSES HAD NOT BEEN WAIVED. PERFORMANCE FIGURES FOR CLASSES A AND B DIFFER BECAUSE EACH CLASS MAINTAINS A DISTINCT EXPENSE STRUCTURE. TOTAL RETURN IS BASED ON NET CHANGE IN NET ASSET VALUE, ASSUMING THE REINVESTMENT OF ALL DISTRIBUTIONS.

[2]	The Fund’s inception dates are: Class A Shares: October 1, 1997, Class B Shares: April 30, 2002. Benchmark returns are for comparative purposes relative to Class A Shares and are for the period beginning September 30, 1997 for the S&P 500 Index and for the Lipper S&P 500 Index Objective Fund Average.

[3]	The S&P 500® Index is an unmanaged index that measures the performance of 500 large US companies.

[4]	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees and expenses. A direct investment in an index is not possible.

4

Scudder VIT Equity 500 Index Fund

LETTER TO SHAREHOLDERS

TEN LARGEST STOCK HOLDINGS

As of June 30, 2004

(percentages are based on total net assets of the Fund)

A Fund’s holdings are subject to change.

General Electric Co.	3.14%
Microsoft Corp.	2.82
Exxon Mobil Corp.	2.66
Pfizer, Inc.	2.39
Citigroup, Inc.	2.21
Wal-Mart Stores, Inc.	2.08
American International Group, Inc.	1.71
Intel Corp.	1.65
Bank of America Corp.	1.58
Johnson & Johnson Co.	1.51

Information concerning portfolio holdings of the Fund as of a month end is available upon request on the 16th of the following month.

There were 10 additions to and deletions from the index during the period, with many of the changes coming from merger and acquisition activity announced in 2003 and executed this year. Merger and acquisition activity included Bank of America Corp.’s acquisition of Fleet Boston Financial Corp., and Travelers Property Casualty Corp.’s purchase by St. Paul Cos., Inc. Other significant additions to the index during the period included E*TRADE Financial Corp., M&T Bank Corp. and Valero Energy Corp.

In March, Standard & Poor’s joined other major market index providers in announcing that it will be making a two-part ‘float adjustment’ to the S&P 500® Index in 2005. This significant event, which is expected to create 3% to 5% turnover within the index, means that closely held shares that are not widely traded—mainly those owned by company insiders—will no longer be counted as equity market capitalization for S&P 500® companies when this changeover in index composition is completed.

SECTOR ALLOCATION

As of June 30, 2004

(percentages are based on market value* of total investments in the Fund)

A Fund’s sector allocation is subject to change.

Financial Services	20.27%
Information Technology	16.27
Health Care	13.23
Industrials	12.43
Consumer Staples	11.30
Consumer Discretionary	10.73
Energy	6.37
Telecommunication Services	3.40
Materials	2.96
Other	3.04

100.00%

*	Excluding Cash Equivalents.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER’S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION.

5

Scudder VIT Equity 500 Index Fund

PERFORMANCE COMPARISON

Scudder VIT Equity 500 Index Fund—Class A Shares and S&P 500® Index Growth of a $10,000 Investment (Since Inception)

[GRAPHIC OMITTED]

PLOT POINTS FOLLOW:

	Scudder Equity 500 Index Fund	S&P 500 Index
10/1/97	$10,000	$10,000
10/31/97	9,600	9,666
11/30/97	10,020	10,114
12/31/97	10,190	10,287
1/31/98	10,300	10,402
2/28/98	11,030	11,152
3/31/98	11,580	11,723
4/30/98	11,770	11,841
5/31/98	11,560	11,637
6/30/98	12,030	12,110
7/31/98	11,870	11,981
8/31/98	10,180	10,249
9/30/98	10,820	10,906
10/31/98	11,690	11,793
11/30/98	12,390	12,507
12/31/98	13,116	13,228
1/31/99	13,641	13,780
2/28/99	13,219	13,352
3/31/99	13,744	13,886
4/30/99	14,259	14,423
5/31/99	13,919	14,083
6/30/99	14,682	14,865
7/31/99	14,218	14,401
8/31/99	14,146	14,330
9/30/99	13,765	13,938
10/31/99	14,620	14,820
11/30/99	14,908	15,121
12/31/99	15,789	16,011
1/31/00	14,999	15,208
2/29/00	14,718	14,920
3/31/00	16,153	16,379
4/30/00	15,665	15,886
5/31/00	15,342	15,561
6/30/00	15,717	15,945
7/31/00	15,467	15,696
8/31/00	16,424	16,671
9/30/00	15,550	15,791
10/31/00	15,488	15,724
11/30/00	14,260	14,485
12/31/00	14,331	14,556
1/31/01	14,831	15,073
2/28/01	13,478	13,698
3/31/01	12,624	12,830
4/30/01	13,603	13,827
5/31/01	13,686	13,919
6/30/01	13,353	13,581
7/30/01	13,218	13,448
8/31/01	12,385	12,606
9/30/01	11,375	11,588
10/31/01	11,594	11,809
11/30/01	12,479	12,715
12/31/01	12,585	12,827
1/31/02	12,396	12,639
2/28/02	12,155	12,395
3/31/02	12,606	12,861
4/30/02	11,840	12,082
5/31/02	11,756	11,993
6/30/02	10,905	11,139
7/30/02	10,064	10,271
8/31/02	10,127	10,338
9/30/02	9,024	9,214
10/31/02	9,812	10,025
11/30/02	10,390	10,615
12/31/02	9,777	9,992
1/31/03	9,522	9,731
2/28/03	9,373	9,585
3/31/03	9,469	9,678
4/30/03	10,237	10,475
5/31/03	10,765	11,027
6/30/03	10,904	11,168
7/30/03	11,098	11,365
8/30/03	11,314	11,586
9/30/03	11,184	11,463
10/30/03	11,819	12,112
11/30/03	11,916	12,219
12/31/03	12,530	12,859
1/31/04	12,756	13,096
2/28/04	12,928	13,278
3/31/04	12,734	13,077
4/30/04	12,529	12,872
5/31/04	12,703	13,048
6/30/04	12,943	13,297

Not depicted in graph: growth of $10,000 for B Shares from inception through June 30, 2004: $10,876.

	AVERAGE ANNUAL TOTAL RETURNS
Periods Ended June 30, 2004	1 Year	3 Years	5 Years	Since Inception
				Class A 10-1-97
Scudder VIT Equity 500 Index Fund—Class A Shares	18.69%	(1.03)%	(2.49)%	3.90%

	AVERAGE ANNUAL TOTAL RETURNS
Periods Ended June 30, 2004	1 Year	Since Inception
		Class B 4-30-02
Scudder VIT Equity 500 Index Fund—Class B Shares	18.49%	3.95%

ALL PERFORMANCE IN THIS REPORT IS HISTORICAL AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKETING CONDITIONS, SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURN FIGURES QUOTED. FOR THE FUND’S MOST RECENT MONTH-END PERFORMANCE, CALL 1-800-621-1048. PERFORMANCE QUOTED FOR THE FUND DOES NOT INCLUDE THE EFFECT OF CONTRACT CHARGES, WHICH WOULD LOWER THE RETURNS PRESENTED. RETURNS ARE NET OF THE FUND’S MANAGEMENT FEES AND OTHER OPERATING EXPENSES. RETURNS WOULD HAVE BEEN LOWER IF CERTAIN OF THE FUND’S FEES AND EXPENSES HAD NOT BEEN WAIVED. PERFORMANCE FIGURES FOR CLASSES A AND B DIFFER BECAUSE EACH CLASS MAINTAINS A DISTINCT EXPENSE STRUCTURE. TOTAL RETURN IS BASED ON NET CHANGE IN NET ASSET VALUE, ASSUMING THE REINVESTMENT OF ALL DISTRIBUTIONS.

[1]	The S&P 500® Index is an unmanaged index that measures the performance of 500 large US companies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. A direct investment in an index is not possible.

6

Scudder VIT Equity 500 Index Fund

SCHEDULE OF INVESTMENTS June 30, 2004 (Unaudited)

SHARES	SECURITY	VALUE
	COMMON STOCKS—97.69%
50,600	3M Co.	$4,554,506
103,800	Abbott Laboratories	4,230,888
18,500	ACE Ltd.	782,180
59,000	ADC Telecommunications, Inc.[1]	167,560
15,100	Adobe Systems, Inc.	702,150
3,200	Adolph Coors Co.—Class B	231,488
23,800	Advanced Micro Devices, Inc.[1]	378,420
38,100	AES Corp. [1]	378,333
9,700	Aetna, Inc.	824,500
8,800	Affiliated Computer Services, Inc.— Class A1	465,872
34,100	AFLAC, Inc.	1,391,621
30,418	Agilent Technologies, Inc.[1]	890,639
15,900	Air Products & Chemicals, Inc.	833,955
5,100	Alberto-Culver Co.	255,714
25,842	Albertsons, Inc.	685,847
58,076	Alcoa, Inc.	1,918,250
7,300	Allegheny Energy, Inc.[1]	112,493
4,750	Allegheny Technologies, Inc.	85,737
8,300	Allergan, Inc.	743,016
19,600	Allied Waste Industries, Inc.[1]	258,328
47,700	Allstate Corp.	2,220,435
21,400	ALLTEL Corp.	1,083,268
26,100	Altera Corp.[1]	579,942
133,100	Altria Group, Inc.	6,661,655
6,350	Ambac Financial Group, Inc.	466,344
6,300	Amerada Hess Corp.	498,897
10,200	Ameren Corp.	438,192
24,140	American Electric Power Co.	772,480
83,700	American Express Co.	4,300,506
171,189	American International Group, Inc.	12,202,352
14,500	American Power Conversion Corp.	284,925
15,600	American Standard Cos., Inc.[1]	628,836
6,784	AmerisourceBergen Corp.	405,548
84,308	Amgen, Inc.[1]	4,600,688
20,400	AmSouth Bancorp	519,588
15,221	Anadarko Petroleum Co.	891,951
23,800	Analog Devices, Inc.	1,120,504
11,300	Andrew Corp.[1]	226,113
53,600	Anheuser-Busch Cos., Inc.	2,894,400
9,464	Anthem, Inc.[1]	847,596
18,900	AON Corp.	538,083
19,812	Apache Corp.	862,813
5,500	Apartment Investment & Management Co.—Class A	171,215
12,000	Apollo Group, Inc.—Class A1	1,059,480
25,300	Apple Computer, Inc.[1]	823,262
12,100	Applera Corp.-Applied Biosystems Group	263,175
108,700	Applied Materials, Inc.[1]	2,132,694
22,600	Applied Micro Circuits Corp.[1]	120,232
44,975	Archer-Daniels-Midland Co.	$754,680
4,000	Ashland, Inc.	211,240
51,604	AT&T Corp.	754,967
177,399	AT&T Wireless Services, Inc.[1]	2,540,354
8,300	AutoDesk, Inc.	355,323
39,700	Automatic Data Processing, Inc.	1,662,636
16,300	AutoNation, Inc.[1]	278,730
5,300	AutoZone, Inc.[1]	424,530
29,130	Avaya, Inc.[1]	459,963
6,400	Avery Dennison Corp.	409,664
31,000	Avon Products, Inc.	1,430,340
22,340	Baker Hughes, Inc.	841,101
3,300	Ball Corp.	237,765
72,200	Banc One Corp.	3,682,200
133,105	Bank of America Corp.	11,263,345
50,700	Bank of New York Co., Inc.	1,494,636
6,200	Bard (C. R.), Inc.	351,230
4,000	Bausch & Lomb	260,280
39,400	Baxter International, Inc.	1,359,694
36,100	BB&T Corp.	1,334,617
6,672	Bear Stearns Cos., Inc.	562,516
17,600	Becton, Dickinson & Co.	911,680
20,600	Bed Bath & Beyond, Inc.[1]	792,070
122,000	BellSouth Corp.	3,198,840
6,200	Bemis Co., Inc.	175,150
20,750	Best Buy Co., Inc.	1,052,855
6,800	Big Lots, Inc.[1]	98,328
20,990	Biogen Idec, Inc.[1]	1,327,617
17,925	Biomet, Inc.	796,587
11,200	BJ Services Co.[1]	513,408
4,500	Black & Decker Corp.	279,585
12,100	Block (H&R), Inc.	576,928
15,900	BMC Software, Inc.[1]	294,150
55,600	Boeing Co.	2,840,604
6,700	Boise Cascade Corp.	252,188
52,900	Boston Scientific Corp.[1]	2,264,120
129,346	Bristol-Myers Squibb Co.	3,168,977
19,156	Broadcom Corp.—Class A1	895,926
7,000	Brown-Forman Corp.	337,890
6,800	Brunswick Corp.	277,440
24,600	Burlington Northern Santa Fe Corp.	862,722
26,800	Burlington Resources, Inc.	969,624
30,289	Calpine Corp.[1,2]	130,848
25,100	Campbell Soup Co.	674,688
14,700	Capital One Financial Corp.	1,005,186
28,749	Cardinal Health, Inc.	2,013,867
28,800	Caremark Rx, Inc.[1]	948,672
42,300	Carnival Corp.	1,988,100
22,600	Caterpillar, Inc.	1,795,344
65,993	Cendant Corp.	1,615,509
17,700	CenterPoint Energy, Inc.	203,550
8,600	Centex Corp.	393,450

See Notes to Financial Statements.

7

Scudder VIT Equity 500 Index Fund

SCHEDULE OF INVESTMENTS June 30, 2004 (Unaudited)

SHARES	SECURITY	VALUE
10,350	CenturyTel, Inc.	$310,914
13,544	Charter One Financial, Inc.	598,509
69,333	ChevronTexaco Corp.	6,524,929
13,000	Chiron Corp.[1]	580,320
11,500	Chubb Corp.	784,070
34,600	CIENA Corp.[1]	128,712
8,700	CIGNA Corp.	598,647
9,765	Cincinnati Financial Corp.	424,973
10,700	Cinergy Corp.	406,600
12,100	Cintas Corp.	576,807
15,000	Circuit City Stores, Inc.	194,250
443,100	Cisco Systems, Inc.[1]	10,501,470
338,974	Citigroup, Inc.	15,762,291
16,000	Citizens Communications Co.[1]	193,600
11,900	Citrix Systems, Inc. [1]	242,284
40,934	Clear Channel Communications, Inc.	1,512,511
14,800	Clorox Co.	795,944
9,216	CMS Energy Corp.[1]	84,142
159,100	Coca-Cola Co.	8,031,368
27,800	Coca-Cola Enterprises, Inc.	805,922
35,300	Colgate-Palmolive Co.	2,063,285
149,086	Comcast Corp.—Class A1	4,178,881
10,900	Comerica, Inc.	598,192
37,150	Computer Associates International, Inc.	1,042,429
11,400	Computer Sciences Corp.[1]	529,302
27,800	Compuware Corp.[1]	183,480
13,798	Comverse Technology, Inc.[1]	275,132
35,700	ConAgra Foods, Inc.	966,756
45,844	ConocoPhillips	3,497,439
13,000	Consolidated Edison Co. of New York, Inc.	516,880
9,900	Constellation Energy Group	375,210
9,700	Convergys Corp.[1]	149,380
5,500	Cooper Industries Ltd.—Class A	326,755
4,300	Cooper Tire & Rubber Co.	98,900
86,549	Corning, Inc.[1]	1,130,330
31,200	Costco Cos., Inc.	1,281,384
17,449	Countrywide Financial Corp.	1,225,792
3,400	Crane Co.	106,726
14,500	CSX Corp.	475,165
3,200	Cummins, Inc.	200,000
27,100	CVS Corp.	1,138,742
10,685	Dana Corp.	209,426
21,000	Danaher Corp.	1,088,850
11,050	Darden Restaurants, Inc.	227,077
16,600	Deere & Co.	1,164,324
165,300	Dell, Inc.[1]	5,921,046
32,573	Delphi Corp.	347,880
9,900	Delta Air Lines, Inc.[1,2]	70,488
3,200	Deluxe Corp.	139,200
16,300	Devon Energy Corp.	1,075,800
4,900	Dillard’s, Inc.—Class A	$109,270
23,747	Dollar General Corp.	464,491
22,216	Dominion Resources, Inc.	1,401,385
14,200	Dover Corp.	597,820
62,316	Dow Chemical Co.	2,536,261
4,700	Dow Jones & Co., Inc.	211,970
11,900	DTE Energy Co.	482,426
66,845	Du Pont (E.I.) de Nemours & Co.	2,969,255
60,200	Duke Energy Corp.	1,221,458
28,735	Dynegy, Inc.—Class A1	122,411
23,600	E*TRADE Financial Corp.[1]	263,140
4,500	Eastman Chemical Co.	208,035
19,300	Eastman Kodak Co.	520,714
10,200	Eaton Corp.	660,348
43,081	eBay, Inc.[1]	3,961,298
15,300	Ecolab, Inc.	485,010
22,700	Edison International	580,439
37,886	El Paso Corp.	298,542
19,000	Electronic Arts, Inc.[1]	1,036,450
32,100	Electronic Data Systems Corp.	614,715
160,900	EMC Corp. [1]	1,834,260
28,700	Emerson Electric Co.	1,823,885
7,300	Engelhard Corp.	235,863
15,500	Entergy Corp.	868,155
6,700	EOG Resources, Inc.	400,057
8,200	Equifax, Inc.	202,950
27,200	Equity Office Properties Trust	739,840
17,800	Equity Residential	529,194
45,450	Exelon Corp.	1,513,030
5,600	Express Scripts, Inc.[1]	443,688
428,217	Exxon Mobil Corp.	19,017,117
12,126	Family Dollar Stores, Inc.	368,873
64,500	Fannie Mae	4,602,720
12,000	Federated Department Stores, Inc.	589,200
6,400	Federated Investors, Inc.—Class B	194,176
18,960	FedEx Corp.	1,548,842
38,392	Fifth Third Bancorp	2,064,722
57,319	First Data Corp.	2,551,842
9,200	First Horizon National Corp.	418,324
21,884	FirstEnergy Corp.	818,680
13,601	Fiserv, Inc.[1]	528,943
4,700	Fluor Corp.	224,049
121,902	Ford Motor Co.	1,907,766
23,700	Forest Laboratories, Inc.[1]	1,342,131
8,900	Fortune Brands, Inc.	671,327
12,800	FPL Group, Inc.	818,560
17,100	Franklin Resources, Inc.	856,368
45,300	Freddie Mac	2,867,490
13,500	Freeport-McMoran Copper & Gold, Inc.—Class B	447,525
18,600	Gannet Co., Inc.	1,578,210
57,225	Gap, Inc.	1,387,706

See Notes to Financial Statements.

8

Scudder VIT Equity 500 Index Fund

SCHEDULE OF INVESTMENTS June 30, 2004 (Unaudited)

SHARES	SECURITY	VALUE
21,500	Gateway, Inc.[1]	$96,750
12,900	General Dynamics Corp.	1,280,970
691,700	General Electric Co.	22,411,080
25,664	General Mills, Inc.	1,219,810
37,230	General Motors Corp.	1,734,546
10,100	Genuine Parts Co.	400,768
15,200	Genzyme Corp.[1]	719,416
17,377	Georgia-Pacific Corp.	642,601
14,004	Gilead Sciences, Inc.[1]	938,268
67,500	Gillette Co.	2,862,000
10,400	Golden West Financial Group	1,106,040
31,200	Goldman Sachs Group, Inc.	2,937,792
6,800	Goodrich Corp.	219,844
13,400	Goodyear Tire & Rubber Co.[1,2]	121,806
5,300	Grainger (W.W.), Inc.	304,750
3,600	Great Lakes Chemical Corp.	97,416
20,100	Guidant Corp.	1,123,188
26,900	Halliburton Co.	813,994
20,300	Harley-Davidson, Inc.	1,257,382
7,500	Harrah’s Entertainment, Inc.	405,750
19,951	Hartford Financial Services Group, Inc.	1,371,432
10,059	Hasbro, Inc.	191,121
33,600	HCA, Inc.	1,397,424
17,500	Health Management Associates, Inc.—Class A	392,350
24,700	Heinz (H. J.) Co.	968,240
6,400	Hercules, Inc.[1]	78,016
15,400	Hershey Foods Corp.	712,558
201,726	Hewlett-Packard Co.	4,256,419
21,900	Hilton Hotels Corp.	408,654
145,700	Home Depot, Inc.	5,128,640
57,575	Honeywell International, Inc.	2,108,972
10,380	Hospira, Inc.[1]	286,488
11,900	Humana, Inc.[1]	201,110
14,650	Huntington Bancshares, Inc.	335,485
21,000	Illinois Tool Works, Inc.	2,013,690
14,100	IMS Health, Inc.	330,504
12,300	Ingersoll-Rand Co.—Class A	840,213
426,400	Intel Corp.	11,768,640
110,455	International Business Machines Corp.	9,736,608
5,500	International Flavors & Fragrances, Inc.	205,700
21,968	International Game Technology	847,965
31,708	International Paper Co.	1,417,348
28,800	Interpublic Group of Cos., Inc.[1]	395,424
13,800	Intuit, Inc.[1]	532,404
6,400	ITT Industries, Inc.	531,200
136,440	J.P. Morgan Chase & Co.	5,289,779
12,100	Jabil Circuit, Inc.[1]	304,678
13,900	Janus Capital Group, Inc.	229,211
97,455	JDS Uniphase Corp.[1]	$369,354
8,300	Jefferson-Pilot Corp.	421,640
193,318	Johnson & Johnson Co.	10,767,813
11,600	Johnson Controls, Inc.	619,208
7,397	Jones Apparel Group, Inc.	292,034
3,500	KB HOME	240,205
28,800	Kellogg Co.	1,205,280
9,836	Kerr-McGee Corp.	528,882
29,800	KeyCorp	890,722
10,000	KeySpan Corp.	367,000
33,900	Kimberly-Clark Corp.	2,233,332
8,200	Kinder Morgan, Inc.	486,178
14,521	King Pharmaceuticals, Inc.[1]	166,265
12,700	KLA-Tencor Corp.[1]	627,126
4,700	Knight-Ridder, Inc.	338,400
21,600	Kohl’s Corp.[1]	913,248
48,700	Kroger Co.[1]	886,340
11,200	Leggett & Platt, Inc.	299,152
17,622	Lehman Brothers Holdings, Inc.	1,326,055
8,500	Lexmark International, Inc.[1]	820,505
74,300	Lilly (Eli) & Co.	5,194,313
32,876	Limited Brands	614,781
12,900	Lincoln National Corp.	609,525
21,500	Linear Technology Corp.	848,605
6,200	Liz Claiborne, Inc.	223,076
30,300	Lockheed Martin Corp.	1,578,024
11,500	Loews Corp.	689,540
7,800	Louisiana-Pacific Corp.	184,470
51,000	Lowe’s Cos., Inc.	2,680,050
26,700	LSI Logic Corp.[1]	203,454
274,960	Lucent Technologies, Inc.[1]	1,039,349
8,500	M&T Bank Corp.	742,050
5,200	Manor Care, Inc.	169,936
20,800	Marathon Oil Corp.	787,072
16,200	Marriott International, Inc.—Class A	808,056
35,900	Marsh & McLennan Cos., Inc.	1,629,142
13,100	Marshall & Ilsley Corp.	512,079
31,300	Masco Corp.	975,934
29,300	Mattel, Inc.	534,725
21,200	Maxim Integrated Products, Inc.	1,111,304
20,150	May Department Stores Co.	553,923
4,600	Maytag Corp.	112,746
9,100	MBIA, Inc.	519,792
85,140	MBNA Corp.	2,195,761
8,100	McCormick & Co., Inc.	275,400
84,700	McDonald’s Corp.	2,202,200
13,400	McGraw-Hill Cos., Inc.	1,026,038
20,225	McKesson Corp.	694,324
11,665	MeadWestvaco Corp.	342,834
16,966	Medco Health Solutions, Inc.[1]	636,225
17,300	MedImmune, Inc.[1]	404,820
78,400	Medtronic, Inc.[2]	3,819,648

See Notes to Financial Statements.

9

Scudder VIT Equity 500 Index Fund

SCHEDULE OF INVESTMENTS June 30, 2004 (Unaudited)

SHARES	SECURITY	VALUE
27,900	Mellon Bank Corp.	$818,307
146,062	Merck & Co., Inc.	6,937,945
6,500	Mercury Interactive Corp.[1]	323,895
2,900	Meredith Corp.	159,384
64,000	Merrill Lynch & Co., Inc.	3,454,720
51,600	MetLife, Inc.	1,849,860
6,900	MGIC Investment	523,434
38,539	Micron Technology, Inc.[1]	590,032
705,900	Microsoft Corp.	20,160,504
2,800	Millipore Corp.[1]	157,836
11,200	Molex, Inc.	359,296
17,721	Monsanto Co.	682,258
8,219	Monster Worldwide, Inc.[1]	211,393
9,300	Moody’s Corp.	601,338
72,900	Morgan Stanley	3,846,933
155,181	Motorola, Inc.	2,832,053
17,600	Mylan Laboratories, Inc.	356,400
10,094	Nabors Industries Ltd.[1]	456,451
44,400	National City Corp.	1,554,444
22,800	National Semiconductor Corp.[1]	501,372
4,900	Navistar International Corp.[1]	189,924
5,500	NCR Corp.[1]	272,745
23,700	Network Appliance, Inc.[1]	510,261
9,500	New York Times Co.—Class A	424,745
16,324	Newell Rubbermaid, Inc.	383,614
27,200	Newmont Mining Corp.	1,054,272
71,000	Nextel Communication, Inc.— Class A [1]	1,892,860
2,700	Nicor, Inc.	91,719
17,900	Nike, Inc.—Class B	1,355,925
15,208	NiSource, Inc.	313,589
10,200	Noble Corp.[1]	386,478
9,300	Nordstrom, Inc.	396,273
24,000	Norfolk Southern Corp.	636,480
11,800	North Fork Bancorporation, Inc.	448,990
14,300	Northern Trust Corp.	604,604
23,642	Northrop Grumman Corp.	1,269,575
26,300	Novell, Inc.[1]	220,657
10,800	Novellus Systems, Inc.[1]	339,552
5,800	Nucor Corp.	445,208
11,400	NVIDIA Corp.[1]	233,700
26,600	Occidental Petroleum Corp.	1,287,706
18,400	Office Depot, Inc.[1]	329,544
12,300	Omnicom Group, Inc.	933,447
345,400	Oracle Corp.[1]	4,120,622
12,025	PACCAR, Inc.	697,330
9,300	Pactiv Corp.[1]	231,942
7,100	Pall Corp.	185,949
12,900	Parametric Technology Corp.[1]	64,500
7,900	Parker-Hannifin Corp.	469,734
25,800	Paychex, Inc.	874,104
16,900	Penney (J.C.) Co., Inc.	638,144
2,200	Peoples Energy Corp.	$92,730
24,200	PeopleSoft, Inc.[1]	447,700
15,892	Pepsi Bottling Group, Inc.	485,342
113,460	PepsiCo, Inc.	6,113,225
7,300	PerkinElmer, Inc.	146,292
498,443	Pfizer, Inc.	17,086,626
27,900	PG&E Corp.[1]	779,526
5,720	Phelps Dodge Corp.[1]	443,357
5,300	Pinnacle West Capital Corp.	214,067
14,400	Pitney Bowes, Inc.	637,200
10,600	Plum Creek Timber Co., Inc., REIT	345,348
12,124	PMC-Sierra, Inc.[1]	173,979
17,100	PNC Financial Services Group	907,668
5,600	Power-One, Inc.[1]	61,488
10,200	PPG Industries, Inc.	637,398
12,560	PPL Corp.	576,504
22,600	Praxair, Inc.	901,966
19,800	Principal Financial Group, Inc.	688,644
168,134	Procter & Gamble Co.	9,153,215
14,508	Progress Energy, Inc.	639,077
14,200	Progressive Corp.	1,211,260
11,500	ProLogis	378,580
16,800	Providian Financial Corp.[1]	246,456
36,600	Prudential Financial, Inc.	1,700,802
14,000	Public Service Enterprise Group, Inc.	560,420
7,400	Pulte Homes, Inc.	385,022
6,700	Qlogic Corp.[1]	178,153
52,400	QUALCOMM, Inc.	3,824,152
6,322	Quest Diagnostics, Inc.	537,054
109,891	Qwest Communications International, Inc.[1]	394,509
6,200	R.J. Reynolds Tobacco Holdings, Inc.	419,058
13,900	R.R. Donnelley & Sons Co.	458,978
11,500	RadioShack Corp.	329,245
28,900	Raytheon Co.	1,033,753
3,400	Reebok International Ltd.	122,332
12,900	Regions Financial Corp.	471,495
10,000	Robert Half International, Inc.	297,700
12,400	Rockwell Automation, Inc.	465,124
10,300	Rockwell Collins, Inc.	343,196
13,242	Rohm & Haas Co.	550,602
8,600	Rowan Cos., Inc.[1]	209,238
3,900	Ryder System, Inc.	156,273
8,290	Sabre Holdings Corp.	229,716
10,300	SAFECO Corp.	453,200
28,800	Safeway, Inc.[1]	729,792
35,900	Sanmina-SCI Corp.[1]	326,690
54,200	Sara Lee Corp.	1,246,058
214,665	SBC Communications, Inc.	5,205,626
98,400	Schering-Plough Corp.	1,818,432
38,200	Schlumberger Ltd.	2,426,082
90,500	Schwab (Charles) Corp.	869,705

See Notes to Financial Statements.

10

Scudder VIT Equity 500 Index Fund

SCHEDULE OF INVESTMENTS June 30, 2004 (Unaudited)

SHARES	SECURITY	VALUE
10,200	Scientific Atlanta, Inc.	$351,900
4,853	Sealed Air Corp.[1]	258,519
14,400	Sears, Roebuck & Co.	543,744
15,710	Sempra Energy	540,895
10,300	Sherwin-Williams Co.	427,965
31,684	Siebel Systems, Inc.[1]	338,385
5,400	Sigma-Aldrich Corp.	321,894
13,900	Simon Property Group, Inc.	714,738
30,400	SLM Corp.	1,229,680
3,400	Snap-On, Inc.	114,070
55,600	Solectron Corp.[1]	359,732
50,500	Southern Co.	1,472,075
23,600	SouthTrust Corp.	915,916
49,925	Southwest Airlines Co.	837,242
20,051	Sovereign Bancorp, Inc.	443,127
94,100	Sprint Corp. (FON Group)	1,656,160
10,772	St. Jude Medical, Inc.[1]	814,902
43,756	St. Paul Travelers Cos., Inc.	1,773,869
5,000	Stanley Works	227,900
34,350	Staples, Inc.	1,006,799
27,200	Starbucks Corp.[1]	1,182,656
12,732	Starwood Hotels & Resorts Worldwide, Inc.	571,030
20,900	State Street Corp.	1,024,936
27,202	Stryker Corp.	1,496,110
211,200	Sun Microsystems, Inc.[1]	916,608
17,600	SunGard Data Systems, Inc.[1]	457,600
5,900	Sunoco, Inc.	375,358
19,300	SunTrust Banks, Inc.	1,254,307
7,800	SuperValu, Inc.	238,758
20,900	Symantec Corp.[1]	915,002
13,350	Symbol Technologies, Inc.	196,779
17,650	Synovus Financial Corp.	446,898
44,000	Sysco Corp.	1,578,280
9,100	T. Rowe Price Group, Inc.	458,640
60,600	Target Corp.	2,573,682
10,900	TECO Energy, Inc.	130,691
5,000	Tektronix, Inc.	170,100
29,700	Tellabs, Inc.[1]	259,578
3,100	Temple-Inland, Inc.	214,675
28,150	Tenet Healthcare Corp.[1]	377,492
12,800	Teradyne, Inc.[1]	290,560
112,391	Texas Instruments, Inc.	2,717,614
8,300	Textron, Inc.	492,605
9,500	Thermo Electron Corp.[1]	292,030
4,300	Thomas & Betts Corp.	117,089
8,900	Tiffany & Co.	327,965
296,048	Time Warner, Inc.[1]	5,204,524
32,500	TJX Cos., Inc.	784,550
6,700	Torchmark Corp.	360,460
15,700	Toys ‘R’ Us, Inc.[1]	250,886
19,720	Transocean, Inc.[1]	570,697
23,125	Tribune Co.	$1,053,113
22,800	TXU Corp.	923,628
130,006	Tyco International Ltd.	4,308,399
128,370	U.S. Bancorp	3,537,877
18,300	Union Pacific Corp.	1,087,935
14,200	Union Planters Corp.	423,302
21,300	Unisys Corp.[1]	295,644
74,372	United Parcel Service, Inc.— Class B	5,590,543
7,500	United States Steel Corp.	263,400
33,500	United Technologies Corp.	3,064,580
41,800	UnitedHealth Group, Inc.	2,602,050
20,400	Univision Communications, Inc.— Class A1	651,372
18,900	Unocal Corp.	718,200
16,749	UnumProvident Corp.	266,309
9,600	UST, Inc.	345,600
6,300	V.F. Corp.	306,810
8,300	Valero Energy Corp.	612,208
27,336	VERITAS Software Corp. [1]	757,207
179,450	Verizon Communications, Inc.	6,494,296
113,425	Viacom, Inc.—Class B	4,051,541
10,336	Visteon Corp.	120,621
5,900	Vulcan Materials Co.	280,545
87,748	Wachovia Corp.	3,904,786
281,100	Wal-Mart Stores, Inc.	14,830,836
68,500	Walgreen Co.	2,480,385
134,300	Walt Disney Co.	3,423,307
56,648	Washington Mutual, Inc.	2,188,879
38,897	Waste Management, Inc.	1,192,193
7,300	Waters Corp.	1348,794
7,200	Watson Pharmaceuticals, Inc.[1]	193,680
9,700	WellPoint Health Networks, Inc.[1]	1,086,497
109,600	Wells Fargo & Co.	6,272,408
6,600	Wendy’s International, Inc.	229,944
14,800	Weyerhaeuser Co.	934,176
4,800	Whirlpool Corp.	329,280
31,123	Williams Cos., Inc.	370,364
8,200	Winn-Dixie Stores, Inc.[1,2]	59,040
5,000	Worthington Industries, Inc.	102,650
13,500	Wrigley, (Wm.) Jr., Co.	851,175
88,400	Wyeth	3,196,544
28,015	Xcel Energy, Inc.	468,131
54,200	Xerox Corp.[1]	785,900
21,900	Xilinx, Inc.	729,489
8,600	XL Capital Ltd.—Class A	648,956
86,000	Yahoo!, Inc.[1]	3,124,380
18,400	Yum! Brands, Inc.[1]	684,848
15,864	Zimmer Holdings, Inc.[1]	1,399,205
6,800	Zions Bancorp	417,860

TOTAL COMMON STOCKS (Cost $723,417,411)		697,726,871

See Notes to Financial Statements.

11

Scudder VIT Equity 500 Index Fund

SCHEDULE OF INVESTMENTS June 30, 2004 (Unaudited)

PRINCIPAL AMOUNT	SECURITY		VALUE
	SHORT-TERM INSTRUMENTS—2.41%
	U.S. TREASURY BILLS 3—2.41%
$1,045,000	0.97%, 07/22/04 [4]		$1,044,435
15,000	0.99%, 08/12/04		14,980
670,000	1.04%, 08/19/04		668,967
1,858,000	1.04%, 08/26/04		1,854,462
4,907,000	1.24%, 09/30/04		4,890,463
4,761,000	1.38%, 10/07/04		4,743,322
978,000	1.46%, 10/21/04		973,646
3,017,000	1.47%, 10/28/04		3,002,220
22,000	1.54%, 11/04/04		21,884

			17,214,379

TOTAL SHORT-TERM INSTRUMENTS (Cost $17,217,012)			17,214,379

	SECURITIES LENDING COLLATERAL—0.20%
	INVESTMENT IN AFFILIATED INVESTMENT COMPANIES—0.20%
1,416,650	Daily Assets Fund Institutional 1.14% [5,6] (Cost $1,416,650)		1,416,650

TOTAL INVESTMENTS (Cost $742,051,073)		100.30%	$716,357,900
LIABILITIES IN EXCESS OF OTHER ASSETS		(0.30)	(2,132,193)

NET ASSETS		100.00%	$714,225,707

[1]	Non-income producing security for the period ended June 30, 2004.

[2]	All or a portion of this security was on loan (see Note 1). The value of all securities loaned at June 30, 2004 amounted to $1,371,991, which is 0.19% of total net assets.

[3]	Rates shown represent annualized yield at time of purchase, not a coupon rate.

[4]	Held as collateral for futures contracts.

[5]	Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven day yield at period end.

[6]	Represents collateral held in connection with securities lending.

See Notes to Financial Statements.

12

Scudder VIT Equity 500 Index Fund

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2004
ASSETS
Investments at value (cost $740,634,423)	$714,941,250
Investments in affiliated issuers, at value (cost $1,416,650)	1,416,650
Cash	367
Receivable for capital shares sold	284,941
Dividends and interest receivable	789,927
Variation margin receivable for futures contracts	72,882
Other assets	9,100

Total assets	717,515,117

LIABILITIES
Payable for securities purchased	1,478,565
Payable upon return of securities loaned	1,416,650
Payable for capital shares redeemed	142,007
Advisory fees payable	157,752
12b-1 fees payable	6,381
Accrued expenses and other	88,055

Total liabilities	3,289,410

NET ASSETS	$714,225,707

COMPOSITION OF NET ASSETS
Paid-in capital	$761,137,106
Undistributed net investment income	4,293,419
Accumulated net realized loss on investments and futures transactions	(25,598,520)
Net unrealized depreciation on investments and futures contracts	(25,606,298)

NET ASSETS	$714,225,707

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE (net assets divided by shares outstanding)
Class A1	$11.89

Class B2	$11.90

[1]	Net asset value, redemption price and offering price per share (based on net assets of $680,738,538 and 57,248,370 shares outstanding at June 30, 2004 and 0.001 par value, unlimited number of shares authorized).

[2]	Net asset value, redemption price and offering price per share (based on net assets of $33,487,169 and 2,814,778 shares outstanding at June 30, 2004 and 0.001 par value, unlimited number of shares authorized).

See Notes to Financial Statements.

13

Scudder VIT Equity 500 Index Fund

STATEMENT OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2004
INVESTMENT INCOME
Dividends	$5,557,662
Interest	55,193
Securities lending income	3,748

TOTAL INVESTMENT INCOME	5,616,603

EXPENSES
Advisory fees	684,355
Administration and services fees	115,676
Transfer agent fees	56,267
12b-1 fees (Class B Shares)	31,163
Custodian fees	29,765
Professional fees	29,563
Printing and shareholder reports	18,298
Trustees fees	13,695
Insurance	6,025
Miscellaneous	1,437

TOTAL EXPENSES	986,244
Plus: fee recoupments	72,179

NET EXPENSES	1,058,423

NET INVESTMENT INCOME	4,558,180

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gain (loss) from:
Investment transactions	(16,195)
Futures transactions	463,309
Net change in unrealized appreciation/depreciation of investments and futures contracts	16,027,474

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS	16,474,588

NET INCREASE IN NET ASSETS FROM OPERATIONS	$21,032,768

See Notes to Financial Statements.

14

Scudder VIT Equity 500 Index Fund

STATEMENTS OF CHANGES IN NET ASSETS

	FOR THE SIX MONTHS ENDED JUNE 30, 2004 [1]	FOR THE YEAR ENDED DECEMBER 31, 2003
INCREASE IN NET ASSETS FROM: OPERATIONS
Net investment income	$4,558,180	$7,413,652
Net realized gain from investment and futures transactions	447,114	911,531
Net change in unrealized appreciation/ depreciation of investments and futures contracts	16,027,474	121,448,564

Net increase in net assets from operations	21,032,768	129,773,747

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
Class A Shares	(7,389,469)	(5,476,312)
Class B Shares	(217,946)	(46,303)

Total distributions	(7,607,415)	(5,522,615)

CAPITAL SHARE TRANSACTIONS
Net increase resulting from Class A Shares	40,893,180	109,881,687
Net increase resulting from Class B Shares	15,617,698	12,363,800

Net increase in net assets from capital share transactions	56,510,878	122,245,487

TOTAL INCREASE IN NET ASSETS	69,936,231	246,496,619

NET ASSETS
Beginning of period	644,289,476	397,792,857

End of period (including undistributed net investment income of $4,293,419 and $7,342,654, respectively)	$714,225,707	$644,289,476

[1]	Unaudited.

See Notes to Financial Statements.

15

Scudder VIT Equity 500 Index Fund

FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JUNE 30,			FOR THE YEARS ENDED DECEMBER 31,
CLASS A SHARES	2004 [1]	2003	2002	2001	2000	1999
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$11.64	$9.20	$11.98	$13.77	$15.18	$12.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income [2]	0.08	0.15	0.14	0.09	0.13	0.05
Net realized and unrealized gain (loss) on investments and futures contracts	0.30	2.41	(2.81)	(1.77)	(1.53)	2.55

Total from investment operations	0.38	2.56	(2.67)	(1.68)	(1.40)	2.60

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(0.13)	(0.12)	(0.11)	(0.10)	—	(0.10)
Net realized gain on investment and futures contracts	—	—	—	(0.01)	(0.01)	(0.05)

Total distributions	(0.13)	(0.12)	(0.11)	(0.11)	(0.01)	(0.15)

NET ASSET VALUE, END OF PERIOD	$11.89	$11.64	$9.20	$11.98	$13.77	$15.18

TOTAL INVESTMENT RETURN [3]	3.30%	28.16%[4]	(22.31)%[4]	(12.18)%[4]	(9.24)%[4]	20.39%[4]
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s omitted)	$680,739	$626,970	$394,964	$465,836	$427,855	$288,531
Ratios to average net assets:
Net investment income	1.34%[6]	1.50%	1.33%	1.06%	1.00%	1.16%
Expenses after waivers, reimbursements and/or recoupments	0.30%[6]	0.30%	0.30%	0.30%	0.30%	0.30%
Expenses before waivers, reimbursements and/or recoupments	0.28%[6]	0.30%	0.32%	0.31%	0.34%	0.43%
Portfolio turnover rate	1%[6]	1%	10%	2%[5]	3%	2%

[1]	Unaudited.

[2]	Calculated based on average shares.

[3]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[4]	If fees for the advisor and administrator were not waived, the total return would have been lower.

[5]	Portfolio turnover excludes the impact of redemption in kind.

[6]	Annualized.

See Notes to Financial Statements.

16

Scudder VIT Equity 500 Index Fund

FINANCIAL HIGHLIGHTS

CLASS B SHARES	FOR THE SIX MONTHS ENDED JUNE 30, 2004 [1]	FOR THE YEAR ENDED DECEMBER 31, 2003	FOR THE PERIOD APRIL 30, 2002 [2] THROUGH DECEMBER 31, 2002
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$11.63	$9.20	$11.27

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income [3]	0.07	0.14	0.09
Net realized and unrealized gain (loss) on investments and futures contracts	0.30	2.40	(2.07)

Total from investment operations	0.37	2.54	(1.98)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(0.10)	(0.11)	(0.09)

Total distributions	(0.10)	(0.11)	(0.09)

NET ASSET VALUE, END OF PERIOD	$11.90	$11.63	$9.20

TOTAL INVESTMENT RETURN [4]	3.21%	27.83%[5]	(17.56)%[5]
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s omitted)	$33,487	$17,320	$2,829
Ratios to average net assets:
Net investment income	1.11%[6]	1.29%	1.45%[6]
Expenses after waivers, reimbursements and/or recoupments	0.55%[6]	0.55%	0.55%[6]
Expenses before waivers, reimbursements and/or recoupments	0.53%[6]	0.55%	0.55%[6]
Portfolio turnover rate	1%[6]	1%	10%

[1]	Unaudited.

[2]	Commencement of operations.

[3]	Calculated based on average shares.

[4]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[5]	If fees for the advisor and administrator were not waived, the total return would have been lower.

[6]	Annualized.

See Notes to Financial Statements.

17

Scudder VIT Equity 500 Index Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION

Scudder Investments VIT Funds (the ‘Trust’) is registered under the Investment Company Act of 1940 (the ‘1940 Act’), as amended, as a diversified, open-end management investment company. The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. Scudder VIT Equity 500 Index Fund (the ‘Fund’) is one of the series the Trust offers to investors.

The Fund offers two classes of shares to investors: Class A Shares and Class B Shares. Class B Shares are subject to Rule 12b-1 fees under the 1940 Act equal to an annual rate up to 0.25% of the Class B Shares average daily net assets. All shares have equal rights with respect to voting except that shareholders vote separately on matters affecting their rights as holders of a particular class.

The investment objective of the Fund is to replicate, as closely as possible (before the deduction of expenses), the performance of the S&P 500® Index, which emphasizes stocks of large US companies.

B. VALUATION OF SECURITIES

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Investments in open end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Trustees.

C. SECURITIES TRANSACTIONS, INVESTMENT INCOME AND OTHER

Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

Distribution fees specifically attributable to a class are allocated to that class. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each of the Funds. Expenses directly attributable to a Fund are charged to that Fund, while the expenses that are attributable to the Trust are allocated among the Funds based upon the relative net assets of each Fund.

D. DISTRIBUTIONS

The Fund pays annual dividends from its net investment income and makes annual distributions of any net realized capital gains to the extent they exceed capital loss carryforwards. The Fund records dividends and distributions on its books on the ex-dividend date.

E. FEDERAL INCOME TAXES

It is the Fund’s policy to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.

F. FUTURES CONTRACTS

The Fund may buy or sell financial futures contracts on established futures exchanges. Under the terms of a financial futures contract, the Fund agrees to receive or deliver a specific amount of a financial instrument at a specific price on a specific date.

The Fund’s investments in financial futures contracts are designed to closely replicate the benchmark index used by the Fund.

18

Scudder VIT Equity 500 Index Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

When the Fund enters into a futures contract, it is required to make a margin deposit equal to a percentage of the face value of the contract. While the contract is outstanding, the Fund may be required to make additional deposits or may have part of its deposit returned as a result of changes in the relationship between the face value of the contract and the value of the underlying security. The Fund records these payments as unrealized gains or losses. When entering into a closing transaction, the Fund realizes a gain or loss.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

G. SECURITIES LENDING

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102% of the value of domestic securities and 105% of the value of international securities. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. Either the Fund or the borrower may terminate the loan. The Fund is subject to all risks associated with the investment of any cash collateral received, including, but not limited to, interest rate, market, credit and liquidity risk associated with such investments. At June 30, 2004, $1,416,650 of cash collateral was invested in the Daily Assets Fund Institutional.

H. ESTIMATES

In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2—FEES AND TRANSACTIONS WITH AFFILIATES

Deutsche Asset Management, Inc. (‘Advisor’ or ‘DeAM, Inc.’), an indirect, wholly-owned subsidiary of Deutsche Bank AG, is the Fund’s Advisor. The Fund pays the Advisor an annual fee based on its average daily net assets, which is calculated daily and paid monthly at the annual rate of 0.20%.

Northern Trust Investments, N.A. (‘NTI’) acts as investment sub-advisor for the Fund. As the Fund’s investment sub-advisor, NTI makes the Fund’s investment decisions. It buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. pays a fee to NTI for acting as sub-advisor to the Fund.

The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.30% of average daily net assets for Class A Shares and 0.55% of average daily net assets for Class B Shares until April 30, 2005.

Effective May 1, 2002, the Advisor may recoup any of its waived investment advisory fees within the following three years if the Fund is able to make the repayment without exceeding its current expense limits. Since January 1, 2004, the Advisor recouped $72,179 of fees that were previously waived. At June 30, 2004, the Advisor has $72,727 remaining recoupable expenses available.

Certain officers and trustees of the Fund are also officers or directors of DeAM, Inc. These persons are not paid by the Fund for serving in these capacities.

NOTE 3—OTHER FEES

PFPC Inc. (‘Administrator’) is the Fund’s Administrator and Transfer Agent. The Fund pays the Administrator an annual fee based on its average daily net assets, which is calculated daily and paid monthly.

19

Scudder VIT Equity 500 Index Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

State Street Bank and Trust Company (‘Custodian’) is the Fund’s Custodian. The Fund pays the Custodian an annual fee.

The Fund pays PFPC Distributors, Inc. an annual fee pursuant to Rule 12b-1, which is calculated daily and paid monthly at the annual rate of up to 0.25% of the Class B Shares average daily net assets.

NOTE 4—CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Class A Shares
	For the Six Months Ended June 30, 2004 [1]		For the Year Ended December 31, 2003
	Shares	Amount	Shares	Amount
Sold	8,363,817	$99,222,621	17,810,134	$177,657,325
Reinvested	638,123	7,389,469	575,243	5,476,312
Redeemed	(5,596,018)	(65,718,910)	(7,470,751)	(73,251,950)

Net increase	3,405,922	$40,893,180	10,914,626	$109,881,687

	Class B Shares
	For the Six Months Ended June 30, 2004 [1]		For the Year Ended December 31, 2003
	Shares	Amount	Shares	Amount
Sold	1,896,866	$22,394,592	1,860,120	$19,453,549
Reinvested	18,805	217,946	4,859	46,303
Redeemed	(589,517)	(6,994,840)	(683,869)	(7,136,052)

Net increase	1,326,154	$15,617,698	1,181,110	$12,363,800

[1]	Unaudited.

NOTE 5—PURCHASE AND SALE OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments other than US Government and short-term obligations, for the six months ended June 30, 2004, were $55,093,791 and $4,825,853, respectively.

NOTE 6—FEDERAL INCOME TAX

At December 31, 2003, capital contributions, accumulated undistributed net investment income, and accumulated net realized gain/(loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from adjustments related to dividends and other non-taxable distributions received by the Fund. These reclassifications resulted in the following increases/(decreases) in the components of net assets:

Undistributed Net Investment Income	Undistributed Net Realized Gain/Loss	Paid-in Capital
$(57,827)	$57,827	$—

For federal income tax purposes, the tax basis of investments held at December 31, 2003 was $701,682,953. The net unrealized depreciation for all securities based on tax cost was $49,080,125. The aggregate gross unrealized appreciation for all investments at December 31, 2003 was $54,148,890 and the aggregate gross unrealized depreciation for all investments was $103,229,015. The difference between book basis and tax-basis unrealized appreciation/depreciation is primarily attributable to the tax deferral of losses on wash sales.

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Distributions during the year ended December 31, 2003 were characterized as follows for tax purposes:

Distributions paid from:	2003
Ordinary income	$5,522,615

At December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$7,342,654
Accumulated capital loss	$(18,599,281)
Unrealized appreciation/(depreciation)	$(49,080,125)

At December 31, 2003, the Fund had capital loss carryovers available as a reduction against future net realized capital gains of $18,599,281, of which $280,012 expires in 2009 and $18,319,269 expires in 2010. The Fund utilized $1,485,749 of its capital loss carryovers in the current year to reduce net realized gains.

20

Scudder VIT Equity 500 Index Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 7—LINE OF CREDIT

The Fund and several other funds and portfolios advised or administered by the Advisor or its affiliates (the ‘Participants’) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The Fund may borrow up to a maximum of 33% of their net assets under the agreement.

There were no significant borrowings during the six months ended June 30, 2004.

NOTE 8—OPEN FUTURES

The Fund had the following open contracts at June 30, 2004:

Type of Future	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
S&P 500 Index Future	September 2004	58	Long	$16,535,800	$86,875

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The ‘market value’ presented above represents the Fund’s total exposure in such contracts whereas only the net unrealized appreciation/(depreciation) is reflected in the Fund’s net assets. Risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments, 2) an imperfect correlation between the price of the contracts and the underlying index and 3) the possibility of an illiquid secondary market.

At June 30, 2004 the Fund pledged securities with a value of $1,044,435 to cover margin requirements on open futures contracts.

NOTE 9—REGULATORY MATTERS AND LITIGATION

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (‘inquiries’) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the portfolios/funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (‘DeAM’) and its affiliates, certain individuals, including in some cases fund Trustees, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

21

Scudder VIT Equity 500 Index Fund

PROXY VOTING

A description of the Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site—scudder.com (type ‘proxy voting’ in the search field)—or on the SEC’s Web site—www.sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

22

ABOUT THE FUND’S ADVISOR

Deutsche Asset Management, Inc., an indirect, wholly-owned subsidiary of Deutsche Bank AG, is the Fund’s Advisor.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Distributed by:

PFPC Distributors, Inc.

760 Moore Road

King of Prussia, PA 19406

[LOGO OMITTED]

SCUDDER

INVESTMENTS

[LOGO OMITTED]

A MEMBER OF

DEUTSCHE ASSET MANAGEMENT

Portfolio changes should not be considered recommendations for action by individual investors.

VIT6SA (8/31/04) MARS #32451

[LOGO OMITTED]             Printed on recycled paper

Scudder Investments VIT Funds

Scudder VIT Equity 500 Index Fund

Prospectus

May 1, 2005

Class A Shares

This prospectus should be read in conjunction with the variable life insurance policy or variable annuity contract prospectus and plan documents for tax-qualified plans.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Fund Works
3	The Fund’s Main Investment Strategy

4	The Main Risks of Investing in the Fund

5	The Fund’s Performance History

6	How Much Investors Pay

6	Other Policies

7	Who Manages and Oversees the Fund

9	Financial Highlights

Your Investment in the Fund
10	Policies About Transactions

11	Buying and Selling Shares

11	Important Information About Buying and Selling Shares

12	How the Fund Calculates Share Price

13	Distributions

13	Taxes

How the Fund Works

This fund is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans (the “Contracts”). Your investment in the fund is made in conjunction with one of these Contracts. The fund has its own goal and strategy.

Remember that the fund is not a bank deposit. The fund is not insured or guaranteed by the FDIC or any other government agency. The share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy, variable annuity contract or plan documents for tax-qualified plans.

Scudder VIT Equity 500 Index Fund

The Fund’s Main Investment Strategy

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poors 500 Composite Stock Price Index (the “S&P 500 Index”), which emphasizes stocks of large US companies. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock’s current price).

The fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to replicating the S&P 500 Index’s performance, we cannot offer any assurance of achieving this objective. The fund’s objective is not a fundamental policy. We must notify shareholders before we change it, but we are not required to seek their approval to do so.

Index investing versus active management

Active management involves the portfolio management team buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

•	indexing provides simplicity because it is a straightforward market-replicating strategy;

•	index funds generally provide diversification by investing in a wide variety of companies and industries;

•	an index fund’s performance is generally predictable in that the fund’s value is expected to move in the same direction, up or down, as the target index;

•	index funds tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research. Also, index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

•	index funds generally realize low capital gains.

Strategy

The fund will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The portfolio management team uses quantitative analysis techniques to structure the fund to obtain a high correlation to the S&P 500 Index, while keeping the fund as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the S&P 500 Index as closely as possible, the fund invests in a statistically selected sample of the securities found in the S&P 500 Index, using a process known as “optimization.” This process selects stocks for the fund so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields), closely replicate those of the securities in the S&P 500 Index. Over the long term, we seek a correlation between the performance of the fund, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

Principal investments

Under normal circumstances, the fund intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. The fund’s securities are weighted to attempt to make the fund’s total investment characteristics similar to those of the S&P 500 Index as a whole.

We may exclude or remove any S&P stock from the fund if we believe that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the portfolio management team may purchase a stock not included in the S&P 500 Index when it is believed to be a cost-efficient way of approximating the S&P 500 Index’s performance, for example, in anticipation of a stock being added to the S&P 500 Index. The fund may hold assets in short-term debt securities or money market instruments for liquidity purposes.

The fund may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

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Investment process

In an effort to run an efficient and effective strategy, the fund uses the process of “optimization,” a statistical sampling technique. First, the fund buys the stocks that make up the larger portions of the S&P 500 Index’s value in roughly the same proportion as the S&P 500 Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the portfolio management team tries to replicate the industry and risk characteristics of all of the smaller companies in the S&P 500 Index without buying all of those stocks. This approach attempts to maximize the fund’s liquidity and returns while minimizing its costs. Historically, this fund has had a low portfolio turnover rate. Portfolio turnover measures the frequency that the fund sells and replaces the value of its securities within a given period.

Information regarding the index

The fund is not sponsored, endorsed, sold or promoted by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the fund.

S&P has no obligation to take the needs of the fund or the owners of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the fund, owners of the fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform — in this case, the large company portion of the US market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

Tracking Error Risk. There are several reasons that the fund’s performance may not exactly replicate the S&P 500 Index:

•	Unlike the S&P 500 Index, the fund incurs administrative expenses and transaction costs in trading stocks.

•	The composition of the S&P 500 Index and the stocks held by the fund may occasionally diverge.

•	The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the fund’s performance to deviate from the “fully invested” S&P 500 Index.

Index Fund Risk. Because the fund invests at least 80% of its assets in the stocks of companies included in the S&P 500 Index, it cannot alter its investment strategy in response to fluctuations in the market segment represented by the Index.

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Futures and Options Risk. The fund may invest, to a limited extent, in stock index futures or options, including but not limited to options on securities and options on stock index futures, which are types of derivatives. The fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

•	the risk that the derivative is not well correlated with the security for which it is acting as a substitute;

•	the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

•	the risk that the fund cannot sell the derivative because of an illiquid secondary market.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This fund is designed for investors interested in capital appreciation over the long term; exposure to the US equity markets as represented by larger companies; and investment returns that track the performance of the S&P 500 Index.

There is, of course, no guarantee that the fund will realize its goal.

The Fund’s Performance History

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the fund by showing changes in the fund’s performance year to year. The bar chart shows the fund’s actual return for each full calendar year since the fund began selling Class A shares on October 1, 1997. The table compares the fund’s Class A shares average annual return with the S&P 500 Index over one year, five years and since the inception of Class A Shares. The S&P 500 Index is a model, not a portfolio in which you may invest. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding stock — costs that are reflected in the fund’s performance results. These figures also do not include the effect of Contract charges, which would lower the return shown. Past performance offers no indication of how the fund will perform in the future.

Scudder VIT Equity 500 Index Fund — Class A

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1998	28.71
1999	20.39
2000	-9.24
2001	-12.18
2002	-22.31
2003	28.16
2004	10.59

For the periods included in the bar chart:

Best Quarter: 21.22%, Q4 1998	Worst Quarter: -17.24%, Q3 2002

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Average Annual Total Returns (%) as of 12/31/2004
	1 Year	5 Years	Since Inception (October 1, 1997)^1
Fund — Class A Shares	10.59	-2.58	4.60
S&P 500 Index	10.88	-2.30	5.01

^1	The performance of the S&P 500 Index is calculated from September 30, 1997. Total returns would have been lower if operating expenses had not been reduced. How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy, variable annuity contract or tax-qualified plan for which the fund is an investment option. These charges and fees will increase expenses.

Scudder VIT Equity 500 Index Fund

Fee Table

Annual Operating Expenses, deducted from fund assets
Management Fee	0.20%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.09
Total Annual Fund Operating Expenses^1	0.29

^1	The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund, to the extent necessary, to limit expenses to 0.30% of the average daily net assets of the fund for the one-year period commencing May 1, 2005.

Based on the costs above, this example helps you compare the expenses of fund shares to those of other mutual funds. This example assumes the expenses above remain the same.

It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$30	$93	$163	$368

Other Policies

While the sections on the previous pages describe the main points of the fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, the fund’s Board could change the fund’s investment goal without seeking shareholder approval. In addition, the fund’s Board will provide shareholders with at least 60 days’ notice prior to making any changes to the fund’s 80% investment policy, as described herein.

•	The fund may trade securities more actively. This could raise transaction costs (thus lowering returns).

•	The fund’s Board of Trustees has the ability to terminate the fund at any time without shareholder approval.

•	The fund’s fundamental investment restrictions set forth in the Statement of Additional Information cannot be changed without a vote of the shareholders. The investment objective and all other investment policies of the fund are not fundamental and may be changed without shareholder approval.

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For more information

This prospectus doesn’t tell you about every policy or risk of investing in the fund.

If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

The fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. (“DeAM, Inc.” or “Advisor”), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeAM, Inc., with offices at 280 Park Avenue, New York, NY 10017, acts as investment advisor for this fund. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, supervises and manages all of the fund’s operations, including overseeing the activities of the subadvisor. DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients.

The Advisor receives a management fee from the fund. The actual rate paid by the fund net of waivers for the most recent fiscal year, as a percentage of the fund’s average daily net assets was .20%.

The subadvisor

Northern Trust Investments, N.A. (“NTI”), 50 South LaSalle Street, Chicago, IL 60675, acts as investment subadvisor for the fund. As the fund’s investment subadvisor, NTI makes the fund’s investment decisions. It buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. pays a fee to NTI for acting as subadvisor to the fund.

NTI is an investment advisor registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI has managed accounts, including registered investment companies, designed to mirror the performance of the same index as that which the fund seeks to replicate. As of December 31, 2004, NTI had approximately $274 billion of assets under management.

NTI is a subsidiary of The Northern Trust Company, an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company.

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The portfolio manager

James B. Francis is primarily responsible for the day-to-day management of the fund. Mr. Francis is a Senior Vice President of NTI where he is responsible for the management of various equity and equity index portfolios. Mr. Francis joined NTI in February 2005. He was a Senior Portfolio Manager with State Street Global Advisors where he managed various equity portfolios from 1988 to 2005.

The fund’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the fund, a description of his compensation structure and information regarding other accounts he manages.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

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Financial Highlights

The table below is designed to help you understand the fund’s financial performance in recent years. The figures in the first part of the table are for a single Class A share of the fund. The total return figures represent the percentage that an investor would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report (see “Shareholder reports” on the back cover).

Scudder VIT Equity 500 Index Fund — Class A Shares

Years Ended December 31,	2004	2003		2002		2001		2000
Per Share Operating Performance:
Net asset value, beginning of year	$11.64	$9.20		$11.98		$13.77		$15.18
Income (loss) from investment operations:
Net investment income^1	0.21	0.15		0.14		0.09		0.13
Net realized and unrealized gain (loss) on investments and futures contracts	1.01	2.41		-2.81		-1.77		-1.53
Total from investment operations	1.22	2.56		-2.67		-1.68		-1.40
Distributions to Shareholders
Net investment income	-0.13	-0.12		-0.11		-0.10		—
Net realized gain on investment and futures contracts	—	—		—		-0.01		-0.01
Total distributions	-0.13	-0.12		-0.11		-0.11		-0.01
Net asset value, end of year	$12.73	$11.64		$9.20		$11.98		$13.77
Total Investment Return (%)^2	10.59	28.16	^3	-22.31	^3	-12.18	^3	-9.24	^3
Supplemental Data and Ratios
Net assets, end of year (000s omitted)	$790,304	$626,970		$394,964		$465,836		$427,855
Ratios to average net assets:	1.76	1.50		1.33		1.06		1.00
Net investment income (%)
Expenses after waivers, reimbursements and/or recoupments (%)	0.29	0.30		0.30		0.30		0.30
Expenses before waivers, reimbursements and/or recoupments (%)	0.28	0.30		0.32		0.31		0.34
Portfolio turnover rate (%)	1	1		10		2^4		3

^1	Calculated based on average shares.

^2	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.

^3	If fees for the advisor and administrator were not waived, the total return would have been lower.

^4	Portfolio turnover excludes the impact of redemption in kind.

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Your Investment in the Fund

The information in this section may affect anyone who selects this fund as an investment option in a variable annuity contract, variable life insurance policy, or tax-qualified plan that offers the fund. These Contracts are described in separate prospectuses issued by participating insurance companies or plan documents for tax-qualified plans. The fund assumes no responsibility for such prospectuses or plan documents.

Policies About Transactions

The information in this prospectus applies to Class A shares of the fund.

Technically, the shareholders of the fund are the participating insurance companies (the “insurance companies”) that offer the fund as a choice for holders of policies issued or sponsored by the insurance companies and tax-qualified plans. The insurance companies effectively pass through the ownership of fund shares to their Contract owners and some may pass through voting rights as well. The fund does not sell shares directly to the public. The fund sells its shares only to separate accounts of insurance companies and may also sell to certain tax-qualified plans. As a Contract owner, your premium payments or plan assets are allocated to the fund by the insurance companies in accordance with your Contract. Please see the Contract prospectus or plan document that accompanies this prospectus for a detailed explanation of your Contract.

Please bear in mind that there are important differences between funds available to any investor (a “Retail Fund”) and those that are only available through certain financial institutions, such as insurance companies and tax-qualified plans. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.

Should any conflict between Contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of Contract owners in such fund.

The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all persons opening an account.

For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company’s articles of incorporation) to help the fund to verify the insurance company’s identity.

The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in “good order.” Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The fund may reject a new account application if the insurance company doesn’t provide any required or requested identifying information, or for other reasons.

The Advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing fund shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced their recommendation of the fund.

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Buying and Selling Shares

The Fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The fund continuously sells shares to each insurance company, without a sales charge, at the next net asset value per share determined after a proper purchase order is placed with the insurance company. The insurance company offers Contract owners units in its separate accounts which directly correspond to shares in the fund. Each insurance company submits purchase and redemption orders to the fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for Contract owners, as set forth in the accompanying prospectus for the Contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their Contract prospectuses or plan documents for tax-qualified plans for redemption procedures and fees.

Important Information About Buying and Selling Shares

•	After receiving a Contract owner’s order, the insurance company buys or sells shares at the next price calculated on any day the fund is open for business.

•	Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

•	The fund does not issue share certificates.

•	The fund reserves the right to reject purchases of shares including exchanges for any reason.

•	The fund reserves the right to withdraw or suspend the offering of shares at any time.

•	The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its securities or pricing its shares.

•	The fund may refuse, cancel or rescind any purchase; freeze any account (meaning the insurance company will not be able to purchase shares in your account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law.

•	The fund may close and liquidate an account if the fund is unable to verify provided information, or for other reasons; if the fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and the insurance company may incur tax liability.

•	A Contract owner’s purchase order may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund’s shareholders.

•	Currently, the fund does not foresee any disadvantages to Contract owners arising from the fact that the interests of the holders of Contracts may differ. Nevertheless, the Board of Trustees of the fund intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund’s long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund’s portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., “time zone arbitrage”).

The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund’s policies as described in this prospectus and approved by the Board.

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The fund’s policies include:

•	the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

•	the fund has adopted certain fair valuation practices reasonably designed to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See “How the Fund Calculates Share Price” in the fund’s prospectus.)

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund is detected in a particular separate account, the Advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account’s policies on short-term or excessive trading, if any. In addition, the Advisor and the funds reserve the right to terminate a separate account’s ability to invest in the funds if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the fund’s long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of fund shares held in a particular separate account (which may represent most of the fund’s shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that the Advisor and the fund do not have access to underlying shareholders’ trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the fund.

The fund’s policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a Contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the Contract prospectus or plan documents for tax-qualified plans that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company and tax-qualified plan has different provisions about how and when their Contract owners or plan participants may buy and sell fund shares. Each insurance company and tax-qualified plan is responsible for communicating contract owner’s instructions to the fund. Contract owners should contact their insurance company or plan administrator to effect transactions in the fund.

How the Fund Calculates Share Price

To calculate net asset value per share or NAV, the fund uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares for the fund is also the NAV.

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We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the fund’s Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund’s use of fair value pricing. This is intended to reduce the fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market Timing Policies and Procedures.”)

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares through the Contract. This is because some foreign markets are open on days and at times when the fund doesn’t price its shares.

Distributions

The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.

All distributions will be reinvested in shares of the fund unless we are informed that they should be paid out in cash. The insurance companies and plans will be informed about the amount and character of distributions from the fund for federal income tax purposes.

Taxes

The fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, Contract owners are not taxed currently on income or gains realized with respect to such Contracts. However, some distributions from such Contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for Contract owners, such holders should consult the prospectus used in connection with the issuance of their particular Contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of Contracts, the separate accounts underlying such contracts, as well as the fund in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund or separate account does not meet such requirements, income allocable to the Contracts associated with the separate account will be taxable currently to the holders of such Contracts and income from prior periods with respect to such Contracts also could be taxable.

Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and Contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

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To Get More Information

Shareholder reports — These include commentary from the fund’s management team about recent market conditions and the fund’s performance. They also have detailed performance figures, a list of everything the fund owns and the fund’s financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call the customer service center at the telephone number shown in the accompanying contract prospectus. These documents and other information about the fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090. The fund’s SAI and shareholder reports are also available through the Scudder Web site, www.scudder.com.

Scudder Distributors, Inc.	SEC
222 South Riverside Plaza Chicago, IL 60606-5808 (800) 778-1482	Public Reference Section Washington, D.C. 20549-0102 www.sec.gov (202) 942-8090

SEC File #

Scudder VIT Equity 500 Index Fund — Class A shares 811-07507

Scudder Investments VIT Funds

RIDER A

PART C. OTHER INFORMATION

Item 15 Indemnification

Reference is made to Articles IV and V of Registrant’s Declaration of Trust filed with Securities and Exchange Commission on January 26, 1996.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Deutsche Asset Management, Inc. and Investment Company Capital Corp. (hereafter, “DeAM”), the investment advisor, have agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Trustees) and consultants, whether retained by the Registrant or the Independent Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”). In the event that this indemnification is unavailable to the Registrant for any reason, then DeAM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeAM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DeAM and the Registrant, then DeAM shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to non-interested board members of an investment company that they have not engaged in disabling conduct, DeAM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, “Covered Matters”), including without limitation:

1. all reasonable legal and other expenses incurred by the Independent Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3. any loss or reasonable legal and other expenses incurred by any Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeAM (or by a representative of DeAM acting as such, acting as a representative of the Registrant or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeAM, any of its corporate affiliates, or any of their directors, officers or employees;

4. any loss or reasonable legal and other expenses incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeAM or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DeAM will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DeAM and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

5. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeAM prevails on the merits of any such dispute in a final, nonappealable court order. DeAM is not required to pay costs or expenses or provide indemnification to or for any individual Independent Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Trustee ultimately would not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeAM has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a Trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to DeAM.

DeAM is not required to pay costs or expenses or provide indemnification to or for any individual Independent Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Trustee ultimately would not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeAM has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a Trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to DeAM.

Item 16 Exhibits

(1)	(a)	Declaration of Trust; [1]

	(b)	Amendment No. 1 to the Declaration of Trust dated July 16, 1996; [2]

	(c)	Amendment No. 2 to the Declaration of Trust dated September 9, 1996; [2]

	(d)	Amendment No. 3 to the Declaration of Trust dated June 12, 1997; [2]

	(e)	Certificate of Amendment to the Declaration of Trust dated September 9, 1999; [2]

	(f)	Certificate of Amendment to the Declaration of Trust dated May 1, 2000; [3]

	(g)	Certificate of Amendment to the Declaration of Trust dated April 25, 2001; [3]

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	(h)	Certificate of Amendment to the Declaration of Trust dated December 17, 2002; [4]

	(i)	Certificate of Amendment to the Declaration of Trust dated May 1, 2003; [5]

	(j)	Certificate of Amendment to the Declaration of Trust dated May 16, 2003; [5]

	(k)	Certificate of Amendment to the Declaration of Trust dated December 19, 2003; [5]

(2)	(a)	By-Laws; [6]

	(b)	Amendment to the By-Laws dated July 27, 1999; [4]

	(c)	Amendment to the By-Laws dated December 18, 2002; [4]

	(d)	Amendments to the By-Laws dated August 6, 2004; [7]

(3)		Incorporated by reference to Exhibit (2) above;

(4)		Form of Agreement and Plan of Reorganization; *

(5)		Rule 18f-3 Multiple Class Plan; [4]

(6)	(a)	Investment Management Agreement, dated April 30, 2001, between Deutsche Asset Management VIT Funds Trust, on behalf of Small Cap Index Fund, Equity 500 Index Fund, EAFE® Equity Index Fund, U.S. Bond Index Fund, Small Cap Fund, International Equity Fund, Global Financial Services Fund, Global Technology Fund, Global Biotechnology Fund, International Select Equity Fund and NASDAQ 100 Index Fund, and Deutsche Asset Management, Inc.; [8]

	(b)	Investment Management Agreement, dated July 30, 2002, between Deutsche Asset Management VIT Funds, on behalf of Small Cap Index Fund, Equity 500 Index Fund, EAFE® Equity Index Fund and Deutsche Asset Management, Inc.; [9]

	(c)	Investment Management Agreement dated April 30, 2003 between Deutsche Asset Management VIT Funds, on behalf of Small Cap Index Fund, Equity 500 Index Fund, EAFE® Equity Index Fund and Scudder Real Estate Securities Portfolio, and Deutsche Asset Management, Inc.; [4]

	(d)	Investment Sub-Advisory Agreement on behalf of the Scudder Real Estate Securities Portfolio between Deutsche Asset Management, Inc. and RREEF America L.L.C.; [5]

	(e)	Investment Sub-Advisory Agreement, dated April 30, 2003, on behalf of the Small Cap Index Fund, Equity 500 Index Fund, EAFE® Equity Index Fund, U.S. Bond Index Fund and NASDAQ 100 Index Fund between Deutsche Asset Management, Inc. and Northern Trust Investments, Inc.; [9]

(7)	(a)	Distribution Agreement, dated December 31, 2000, between Deutsche Asset Management VIT Funds Trust (each series except Scudder Real Estate Securities Portfolio) and PFPC Distributors, Inc.; [10]

	(b)	Distribution Agreement, dated May 1, 2003, between Deutsche Asset Management VIT Funds on behalf of the Scudder Real Estate Securities Portfolio and Scudder Distributors, Inc.; [4]

3

	(c)	Amendment to Distribution Agreement, dated May 1, 2003, between Scudder Investments VIT Funds and Scudder Distributors, Inc., [7]

(8)	(a)	Not applicable;

(9)	(a)	Custodian Agreement dated April 11, 2003 between Registrant and State Street Bank and Trust Company; [4]

(10)		Rule 12b-1 Plan Distribution Plan for Class B Shares; [4]

(11)	(a)	Opinion and consent of Willkie Farr & Gallagher LLP;**

	(b)	Opinion and consent of local counsel;**

(12)		Form of tax opinion of Willkie Farr & Gallagher LLP;**

(13)	(a)	Transfer Agency and Services Agreement, dated December 10, 1998, between Registrant (each series except Scudder Real Estate Securities Portfolio) and First Data Investor Services Group, Inc. (now known as PFPC Inc.); [11]

	(b)	Administration Agreement, dated December 10, 1998, between Registrant (each service except Scudder Real Estate Securities Portfolio) and First Data Investor Services Group, Inc. (now known as PFPC Inc.); [11]

	(c)	Amendment to the Administration Agreement, dated September 9, 1999; [2]

	(d)	Amendment to the Transfer Agency and Services Agreement, dated October 11, 2000; [10]

	(e)	Amendment to the Administration Agreement, dated March 1, 2001; [3]

	(f)	Form of Fund Participation Agreement; [8]

	(g)	Transfer Agency Agreement, dated December 16, 2002, between Registrant, on behalf of Scudder Real Estate Securities Portfolio, and Scudder Investments Service Company; [4]

	(h)	Administration Agreement, dated May 1, 2003, between Registrant, on behalf of Scudder Real Estate Securities Portfolio, and Investment Company Capital Corporation; [5]

	(i)	Fund Accounting Agreement, dated June 3, 2002, between Investment Company Capital Corporation and Scudder Fund Accounting Corporation; [4]

	(j)	Sub-Administration and Sub-Fund Accounting agreement, dated April 1, 2003, between Investment Company Capital Corporation, Deutsche Investment Management Americas, Inc., Scudder Fund Accounting Corporation, and State Street Bank and Trust Company; [5]

	(k)	Agency Agreement, dated January 15, 2003, between Scudder Investments Service Company and DST Systems, Inc. [5]

4

	(l)	Expense Limitation Agreement, dated May 1, 2003, between Registrant, Deutsche Asset Management, Inc. and Investment Company Capital Corporation; [4]

	(m)	Expense Limitation Agreement, dated April 30, 2003, between Scudder Investments VIT Funds (f/k/a Deutsche Asset Management VIT Funds); [5]

	(n)	Form of Amendment to the Participation Agreement; [4]

	(o)	Form of Administration Agreement between Registrant, on behalf of Scudder VIT Small Cap Index Fund, Scudder VIT Equity 500 Index Fund and Scudder VIT EAFE® Equity Index Fund; [7]

	(p)	Amendment to the Transfer Agency Services Agreement, dated December 16, 2002; [7]

	(q)	Amendment to the Fund Accounting Agreement, dated June 3, 2002; [7]

(14)		Consents of Independent Registered Public Accounting Firm; **

(15)		Not applicable

(16)		Powers of Attorney; [12]

(17)		Letters of Indemnity to the Scudder Funds and Independent Directors, dated October 8, 2004.[7]

[1]	Incorporated by reference to Registrant’s Registration Statement on Form N-lA (“Registration Statement”) as filed with the Securities and Exchange (“Commission”) on January 26, 1996.
[2]	Incorporated by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement as filed with the Commission on April 25, 2000.
[3]	Incorporated by reference to Post-Effective Amendment No. 11 to Registrant’s Registration Statement as filed with the Commission on April 25, 2001.
[4]	Incorporated by reference to Post-Effective Amendment No. 20 to Registrant’s Registration Statement as filed with the Commission on May 1, 2003.
[5]	Incorporated by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement as filed with the Commission on May 1, 2004.
[6]	Incorporated by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement as filed with the Commission on September 18, 1996.
[7]	Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement as filed with the Commission on April 29, 2005.
[8]	Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement as filed with the Commission on August 10, 2001.
[9]	Incorporated by reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement as filed with the Commission on April 30, 2003.
[10]	Incorporated by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement as filed with the Commission on April 12, 2001.
[11]	Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement as filed with the Commission on March 1, 1999.
[12]	Incorporated by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement as filed with the Commission on May 6, 2005.

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Item 17 Undertakings:

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 10th day of June, 2005.

Scudder Investments VIT Funds

By:	/s/ Julian Sluyters
Julian Sluyters
Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Julian Sluyters Julian Sluyters	Chief Executive Officer	June 10, 2005

/s/ Paul H. Schubert Paul H. Schubert	Chief Financial Officer	June 10, 2005

/s/ Joseph R. Hardiman* Joseph R. Hardiman	Chairman and Trustee	June 10, 2005

/s/ Richard A. Burt* Richard R. Burt	Trustee	June 10, 2005

/s/ S. Leland Dill* S. Leland Dill	Trustee	June 10, 2005

/s/ Martin J. Gruber* Martin J. Gruber	Trustee	June 10, 2005

/s/ Richard J. Herring* Richard J. Herring	Trustee	June 10, 2005

/s/ Graham E. Jones* Graham E. Jones	Trustee	June 10, 2005

/s/ Rebecca W. Rimel* Rebecca W. Rimel	Trustee	June 10, 2005

/s/ Philip Saunders, Jr.* Philip Saunders, Jr.	Trustee	June 10, 2005

/s/ William N. Searcy* William N. Searcy	Trustee	June 10, 2005

/s/ William N. Shiebler* William N. Shiebler	Trustee	June 10, 2005

*By:	/s/ Caroline Pearson
Caroline Pearson**
Assistant Secretary
**	Attorney-in-fact pursuant to the powers of attorney filed with Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A, as filed with the Commission on May 6, 2005 and are incorporated by reference herein.
*	Included as Exhibit A to Registrant’s Prospectus/Proxy Statement contained in Part A of this Registration Statement.
**	To be filed by amendment.